UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22127

Columbia Funds Variable Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Variable Portfolio — Seligman Global Technology Fund (the Fund) Class 2 shares returned 9.81% for the 12-month period that ended December 31, 2015.

■	The Fund outperformed its benchmark, the MSCI World IT Index (Net), which returned 4.76% during the same time period.

■	The Fund’s emphasis on semiconductor and semiconductor equipment stocks and solid stock selection within that group accounted for much of its performance advantage over the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1	05/01/96	10.11	11.92	10.36
Class 2	05/01/00	9.81	11.63	10.10
MSCI World IT Index (Net)		4.76	11.57	7.47

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI World IT Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World IT Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Paul Wick

Rahul Narang

Shekhar Pramanick

Sanjay Devgan

Clark Westmont, CFA

Jeetil Patel

Top Ten Holdings (%) (at December 31, 2015)
Lam Research Corp. (United States)	8.8
Synopsys, Inc. (United States)	7.1
Synaptics, Inc. (United States)	5.4
Avago Technologies Ltd. (Singapore)	4.7
Broadcom Corp., Class A (United States)	4.5
Apple, Inc. (United States)	4.4
Teradyne, Inc. (United States)	4.3
Qorvo, Inc. (United States)	3.9
Maxim Integrated Products, Inc. (United States)	3.7
Skyworks Solutions, Inc. (United States)	2.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at December 31, 2015)
Israel	2.6
Japan	0.3
Netherlands	2.6
Singapore	4.7
United Kingdom	0.6
United States(a)	89.2
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

For the 12 months period ended December 31, 2015, the Fund’s Class 2 shares returned 9.81%. The Fund outperformed its benchmark, the MSCI World IT Index (Net), which returned 4.76% during the same time period. The Fund’s emphasis on semiconductor and semiconductor equipment stocks and solid stock selection within that group accounted for much of its performance advantage over the benchmark.

A Generally Favorable Environment for Technology

As the current economic cycle completed its sixth year of recovery and expansion, U.S. growth remained positive although somewhat lower than its long-term historical average. Solid employment data, a strengthening housing market and an uptick in consumer spending buoyed confidence and supported returns for the U.S. stock market. Global stock markets, however, were generally lackluster. Uncertainty related to Greece’s ongoing debt crisis and the country’s future role in the European Union, mounting concerns about the pace of global growth, in general, and in China more specifically, weighed on investor sentiment. Against this backdrop, the information technology sector was a solid performer.

Contributors and Detractors

A substantial overweight in the semiconductor and semiconductor equipment industry bolstered returns that were enhanced by solid stock selection. During the period, we maintained the Fund’s overweight in semiconductors on the belief that the industry was poised for continued consolidation. In a year of record merger and acquisition (M&A) activity, several mainstream businesses joined forces in an effort to spur earnings growth and capture economic synergies within combined entities. In the first half of 2015, announced semiconductor acquisition agreements totaled $72.6 billion — six times the annual average for M&A over the prior four years. This trend helped fuel strong gains for the Fund’s semiconductor holdings. Avago Technologies, for example, announced a strategic merger with Broadcom during the period. The Fund was overweight in both stocks, and the subsequent gains boosted Fund results. Demand increased for Avago Technologies amplifiers and filters as “4G” and LTE wireless spectrum were adopted by next generation smartphones. An out-of-benchmark position in Synaptics also made a strong contribution to returns after the fingerprint technology company posted solid earnings during the year and continued to see its technology and sensors integrated into more electronic devices.

An underweight in the communications equipment industry also benefited performance, as we avoided Qualcomm, which was hurt by rapid technological shifts in the industry. The company’s earnings report and forward guidance reflected weakness in its communication chip business.

In the technology hardware industry, an underweight in Apple helped boost relative returns as the stock was pressured on a combination of concerns: iPhone 6s growth and an economic slowdown in China. During the quarter several analysts downgraded Apple, citing supply chain checks that indicated a cut in iPhone unit shipments for 2016. Signs of economic turbulence in China, a main component of Apple’s future growth projections, led many investors to sell the stock during the fourth quarter of 2015. Also in the technology hardware group, a decision to avoid owning data storage companies Western Digital, Seagate Technology and SanDisk boosted

4	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

relative returns, as plunging PC system sales, lower component prices and weak demand hit shares of all three companies. Late in the year, Western Digital agreed to buy SanDisk. However, the acquisition price was viewed as expensive and could not stem the negative sentiment surrounding this segment of the market.

The Fund’s underweight in the internet software and services industry was the largest detractor from relative performance during the period. Even though we had some good stock selection in the industry — we avoided, for example, Yahoo and Twitter, both of which suffered big losses — we did not own enough of the industry’s strongest performers. The Fund was underweight in Alphabet (Google’s newly-formed parent company) and also in Facebook, both companies that showed impressive growth in the shift from traditional to digital advertising. During the year Google created a holding company called Alphabet, separating core Google businesses from emerging opportunities. Investors generally viewed this move positively on the expectation that it will increase transparency around the company’s businesses. Within software, an underweight in Microsoft was the largest individual detractor as the company’s stock rallied on earnings reports that showed the company’s commercial cloud strategy continued to gain momentum.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	1.5
Health Care	0.8
Industrials	0.3
Information Technology	97.4
Telecommunication Services	0.0	(a)
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Summary of Investments in Securities by Industry (%) (at December 31, 2015)
Communications Equipment	5.4
Diversified Consumer Services	1.5
Diversified Telecommunication Services	0.0	(a)
Electrical Equipment	0.3
Electronic Equipment, Instruments & Components	0.1
Health Care Technology	0.8
IT Services	6.5
Internet Software & Services	7.5
Semiconductors & Semiconductor Equipment	50.7
Software	20.5
Technology Hardware, Storage & Peripherals	6.8
Money Market Funds	0.1
Total	100.2

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	998.90	1,020.27	4.94	4.99	0.98
Class 2	1,000.00	1,000.00	997.40	1,019.00	6.19	6.26	1.23

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 100.1%
Issuer	Shares	Value ($)

ISRAEL 2.6%
Check Point Software Technologies Ltd.(a)	29,231	2,378,819

Mellanox Technologies Ltd.(a)	11,000	463,540

Wix.com Ltd.(a)	2,288	52,052

Total		2,894,411

JAPAN 0.3%
Mabuchi Motor Co., Ltd.	5,700	308,911

NETHERLANDS 2.6%
AVG Technologies NV(a)	90,157	1,807,648

NXP Semiconductors NV(a)	13,640	1,149,170

Total		2,956,818

SINGAPORE 4.8%
Avago Technologies Ltd.	36,759	5,335,569

UNITED KINGDOM 0.5%
Mimecast Ltd.(a)	64,410	618,336

UNITED STATES 89.3%
Activision Blizzard, Inc.	18,327	709,438

Advanced Energy Industries, Inc.(a)	89,707	2,532,429

Alphabet, Inc., Class A(a)	3,100	2,411,831

Alphabet, Inc., Class C(a)	3,809	2,890,574

Apple, Inc.	46,900	4,936,694

Arista Networks, Inc.(a)	22,987	1,789,308

Arris Group, Inc.(a)	13,600	415,752

AT&T, Inc.	1	34

Atmel Corp.	79,000	680,190

Broadcom Corp., Class A	88,323	5,106,836

Cavium, Inc.(a)	23,270	1,529,072

Cisco Systems, Inc.	78,300	2,126,236

Cognex Corp.	4,500	151,965

CPI Card Group, Inc.(a)	74,741	796,739

CSRA, Inc.	25,200	756,000

Cypress Semiconductor Corp.	149,367	1,465,290

eBay, Inc.(a)	12,500	343,500

Electronics for Imaging, Inc.(a)	31,844	1,488,389

EMC Corp.	17,800	457,104

Euronet Worldwide, Inc.(a)	4,235	306,741

F5 Networks, Inc.(a)	10,200	988,992

Facebook, Inc., Class A(a)	14,400	1,507,104

Common Stocks (continued)
Issuer	Shares	Value ($)

Fidelity National Information Services, Inc.	14,800	896,880

Lam Research Corp.	124,500	9,887,790

Lattice Semiconductor Corp.(a)	261,075	1,689,155

LifeLock, Inc.(a)	120,600	1,730,610

Mattson Technology, Inc.(a)	295,805	1,044,192

Maxim Integrated Products, Inc.	108,700	4,130,600

Microsemi Corp.(a)	79,678	2,596,706

Nuance Communications, Inc.(a)	78,053	1,552,474

ON Semiconductor Corp.(a)	91,800	899,640

Oracle Corp.	14,900	544,297

Palo Alto Networks, Inc.(a)	4,100	722,174

PayPal Holdings, Inc.(a)	7,700	278,740

PTC, Inc.(a)	8,100	280,503

Q2 Holdings, Inc.(a)	8,200	216,234

Qorvo, Inc.(a)	86,191	4,387,122

Rovi Corp.(a)	155,400	2,588,964

Sabre Corp.	18,774	525,109

Salesforce.com, inc.(a)	14,005	1,097,992

ServiceNow, Inc.(a)	3,400	294,304

Skyworks Solutions, Inc.	40,880	3,140,810

SolarWinds, Inc.(a)	44,962	2,648,262

Synaptics, Inc.(a)	74,992	6,024,857

Synopsys, Inc.(a)	175,331	7,996,847

Teradyne, Inc.	232,048	4,796,432

Travelport Worldwide Ltd.	104,805	1,351,984

Vantiv, Inc., Class A(a)	6,000	284,520

Veeva Systems Inc., Class A(a)	30,300	874,155

Verint Systems, Inc.(a)	24,901	1,009,985

Visa, Inc., Class A	37,400	2,900,370

Xactly Corp.(a)	51,124	436,088

Total		100,218,014

Total Common Stocks
(Cost: $94,803,365)		112,332,059

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	134,616	134,616

Total Money Market Funds
(Cost: $134,616)		134,616

Total Investments
(Cost: $94,937,981)		112,466,675

Other Assets & Liabilities, Net		(202,525)

Net Assets		112,264,150

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments

(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2015.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,265,609	48,760,226	(50,891,219)	134,616	2,740	134,616

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Israel	2,894,411	—	—	2,894,411

Japan	—	308,911	—	308,911

Netherlands	2,956,818	—	—	2,956,818

Singapore	5,335,569	—	—	5,335,569

United Kingdom	618,336	—	—	618,336

United States	100,218,014	—	—	100,218,014

Total Common Stocks	112,023,148	308,911	—	112,332,059

Money Market Funds	—	134,616	—	134,616

Total Investments	112,023,148	443,527	—	112,466,675

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	2,265,609	2,265,609	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $94,803,365)	$112,332,059

Affiliated issuers (identified cost $134,616)	134,616

Total investments (identified cost $94,937,981)	112,466,675

Receivable for:

Investments sold	606,029

Capital shares sold	389

Dividends	60,712

Foreign tax reclaims	134

Expense reimbursement due from Investment Manager	15,553

Prepaid expenses	2,039

Total assets	113,151,531

Liabilities

Payable for:

Investments purchased	618,604

Capital shares purchased	71,315

Foreign capital gains taxes deferred	11,030

Investment management fees	92,802

Distribution and/or service fees	18,258

Transfer agent fees	5,861

Administration fees	7,815

Compensation of board members	18,420

Other expenses	43,276

Total liabilities	887,381

Net assets applicable to outstanding capital stock	$112,264,150

Represented by

Paid-in capital	$76,901,504

Excess of distributions over net investment income	(17,790)

Accumulated net realized gain	17,862,769

Unrealized appreciation (depreciation) on:

Investments	17,528,694

Foreign currency translations	3

Foreign capital gains tax	(11,030)

Total — representing net assets applicable to outstanding capital stock	$112,264,150

Class 1

Net assets	$28,697,922

Shares outstanding	1,026,162

Net asset value per share	$27.97

Class 2

Net assets	$83,566,228

Shares outstanding	3,096,955

Net asset value per share	$26.98

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$1,104,813

Dividends — affiliated issuers	2,740

Foreign taxes withheld	(3,132)

Total income	1,104,421

Expenses:

Investment management fees	1,123,742

Distribution and/or service fees

Class 2	222,638

Transfer agent fees

Class 1	17,540

Class 2	53,432

Administration fees	94,632

Compensation of board members	11,136

Custodian fees	14,058

Printing and postage fees	53,554

Audit fees	38,234

Legal fees	6,320

Other	12,628

Total expenses	1,647,914

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(265,059)

Total net expenses	1,382,855

Net investment loss	(278,434)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	18,419,984

Foreign currency translations	(2,972)

Net realized gain	18,417,012

Net change in unrealized appreciation (depreciation) on:

Investments	(6,707,276)

Foreign currency translations	3

Foreign capital gains tax	(3,264)

Net change in unrealized depreciation	(6,710,537)

Net realized and unrealized gain	11,706,475

Net increase in net assets resulting from operations	$11,428,041

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations

Net investment loss	$(278,434)	$(516,141)

Net realized gain	18,417,012	19,134,504

Net change in unrealized appreciation (depreciation)	(6,710,537)	6,547,437

Net increase in net assets resulting from operations	11,428,041	25,165,800

Distributions to shareholders

Net realized gains

Class 1	(4,556,764)	(2,252,911)

Class 2	(14,143,000)	(7,213,752)

Total distributions to shareholders	(18,699,764)	(9,466,663)

Decrease in net assets from capital stock activity	(1,732,537)	(3,816,967)

Total increase (decrease) in net assets	(9,004,260)	11,882,170

Net assets at beginning of year	121,268,410	109,386,240

Net assets at end of year	$112,264,150	$121,268,410

Excess of distributions over net investment income	$(17,790)	$(15,027)

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	7,474	228,597	4,625	128,536

Distributions reinvested	164,149	4,556,764	83,287	2,252,911

Redemptions	(112,746)	(3,351,935)	(140,008)	(3,862,283)

Net increase (decrease)	58,877	1,433,426	(52,096)	(1,480,836)

Class 2 shares

Subscriptions	617,258	17,457,968	479,105	13,145,668

Distributions reinvested	527,330	14,143,000	274,496	7,213,752

Redemptions	(1,218,472)	(34,766,931)	(856,772)	(22,695,551)

Net decrease	(73,884)	(3,165,963)	(103,171)	(2,336,131)

Total net decrease	(15,007)	(1,732,537)	(155,267)	(3,816,967)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$29.99	$26.01	$20.87	$19.50	$20.69

Income from investment operations:

Net investment loss	(0.01)	(0.07)	(0.07)	(0.05)	(0.05)

Net realized and unrealized gain (loss)	3.00	6.42	5.42	1.46	(1.14)

Total from investment operations	2.99	6.35	5.35	1.41	(1.19)

Less distributions to shareholders:

Net realized gains	(5.01)	(2.37)	(0.21)	(0.04)	—

Total distributions to shareholders	(5.01)	(2.37)	(0.21)	(0.04)	—

Net asset value, end of period	$27.97	$29.99	$26.01	$20.87	$19.50

Total return	10.11%	25.43%	25.83%	7.23%	(5.75%)

Ratios to average net assets(a)

Total gross expenses	1.20%	1.21%	1.23%	1.21%	1.36%

Total net expenses(b)	0.98%	1.00%	1.00%	1.00%	0.99%

Net investment income (loss)	(0.05%)	(0.27%)	(0.31%)	(0.25%)	(0.23%)

Supplemental data

Net assets, end of period (in thousands)	$28,698	$29,004	$26,513	$23,922	$25,223

Portfolio turnover	65%	87%	93%	96%	99%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$29.10	$25.31	$20.37	$19.07	$20.30

Income from investment operations:

Net investment loss	(0.08)	(0.14)	(0.13)	(0.10)	(0.10)

Net realized and unrealized gain (loss)	2.91	6.25	5.28	1.44	(1.13)

Total from investment operations	2.83	6.11	5.15	1.34	(1.23)

Less distributions to shareholders:

Net realized gains	(4.95)	(2.32)	(0.21)	(0.04)	—

Total distributions to shareholders	(4.95)	(2.32)	(0.21)	(0.04)	—

Net asset value, end of period	$26.98	$29.10	$25.31	$20.37	$19.07

Total return	9.81%	25.12%	25.48%	7.03%	(6.06%)

Ratios to average net assets(a)

Total gross expenses	1.45%	1.45%	1.48%	1.46%	1.59%

Total net expenses(b)	1.23%	1.25%	1.25%	1.25%	1.24%

Net investment loss	(0.30%)	(0.52%)	(0.56%)	(0.48%)	(0.48%)

Supplemental data

Net assets, end of period (in thousands)	$83,566	$92,264	$82,873	$68,824	$53,098

Portfolio turnover	65%	87%	93%	96%	99%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio – Seligman Global Technology Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general

16	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies

(BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.95% to 0.87% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.95% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and

18	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $1,353.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class 1	0.98%	0.98%
Class 2	1.23	1.23

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$275,671
Accumulated net realized gain	(275,672)
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Annual Report 2015	19

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2015 ($)	Year Ended December 31, 2014 ($)
Ordinary income	7,123,399	4,439,742
Long-term capital gains	11,576,365	5,026,921
Total	18,699,764	9,466,663

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,127,118
Undistributed long-term capital gains	15,941,063
Net unrealized appreciation	17,323,282

At December 31, 2015, the cost of investments for federal income tax purposes was $95,143,393 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$19,257,964
Unrealized depreciation	(1,934,682)
Net unrealized appreciation	17,323,282

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $75,197,025 and $93,833,186, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, two unaffiliated shareholders of record owned 86.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased

20	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to

Annual Report 2015	21

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

22	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Seligman Global Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio - Seligman Global Technology Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 18, 2016

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations

Dividends Received Deduction	8.99%
Capital Gain Dividend	$16,750,725

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

24	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2015	25

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980- 1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

26	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124	Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2015	27

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of birth	Position held With funds and length of service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182

Chairman of the Board,

Columbia Management

Investment Advisers,

LLC since May 2010;

Director, Columbia

Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

28	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015	29

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Annual Report 2015	31

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32	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELIGMAN GLOBAL TECHNOLOGY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	33

Columbia Variable Portfolio – Seligman Global Technology Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

SL-9916 H (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Variable Portfolio — Emerging Markets Bond Fund (the Fund) Class 2 shares returned -1.31% for the 12-month period that ended December 31, 2015.

■	The Fund underperformed its benchmark, the JPMorgan Emerging Markets Bond Index — Global, which returned 1.23% for the same period.

■	Duration positioning and local currency exposure were the primary detractors from the Fund’s relative results, more than offsetting the positive contribution made by effective country positioning.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	Life
Class 1	04/30/12	-1.03	1.06
Class 2	04/30/12	-1.31	0.81
JPMorgan EMBI — Global		1.23	2.85

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The JPMorgan EMBI — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jim Carlen, CFA

Henry Stipp, Ph.D.

Country Breakdown (%) (at December 31, 2015)
Angola	0.5
Argentina	2.8
Brazil	4.3
Chile	0.8
Colombia	4.3
Costa Rica	0.5
Croatia	2.3
Dominican Republic	5.6
Ecuador	1.0
Egypt	0.3
El Salvador	0.4
Gabon	0.6
Georgia	1.6
Ghana	0.7
Guatemala	1.4
Honduras	0.3
Hungary	3.8
Indonesia	8.1
Ivory Coast	1.6
Jamaica	0.4
Kazakhstan	2.3
Mexico	10.8
Mongolia	0.3
Morocco	0.4
Pakistan	1.1
Panama	0.7
Paraguay	0.4
Peru	0.7
Philippines	1.3
Republic of Namibia	0.9
Republic of the Congo	0.7
Russian Federation	7.4
Senegal	0.9
Serbia	0.4
Trinidad and Tobago	2.8
Tunisia	0.5
Turkey	6.7
Ukraine	1.1
United States(a)	14.3
Uruguay	0.5
Venezuela	3.6
Zambia	0.9
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

At December 31, 2015, approximately 84% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund’s Class 2 shares returned -1.31%. The Fund underperformed its benchmark, the JPMorgan Emerging Markets Bond Index — Global, which returned 1.23% for the same period. Duration positioning and local currency exposure were the primary detractors from the Fund’s relative results, more than offsetting the positive contribution made by effective country positioning.

Weak Economic Growth and Soft Commodity Prices Became Central Focus

A seesaw pattern of global economic growth and commodity prices persisted during the period. Commodity prices on balance were soft, with weakness, led by oil, accelerating in the fourth quarter of 2015. Not surprisingly, emerging market debt experienced a similar pattern. Emerging market debt enjoyed moderate gains during the first half of 2015 only to see weakness in the third quarter of 2015, followed by a modest recovery in the fourth calendar quarter. Commodity prices fell significantly; global economic growth data appeared lackluster; and there were renewed questions about China’s economy and the efficacy of its government’s policies. This led to an overall increase in volatility during the latter months of the annual period, with broad weakness in emerging market debt instruments, particularly emerging market currencies.

U.S. and developed market economic growth were on a similar roller coaster ride. With the demand pull of developed market growth for emerging market exports remaining elusive, emerging market economic growth overall was mediocre across most regions. Latin America moved into recession during the period, driven by conditions in Brazil and Venezuela. Economic growth in the Europe, Middle East and Africa (EMEA) region decelerated. Emerging Asia was the strongest region on a relative basis, albeit this being a low bar.

Duration Positioning and Local Currency Exposure Hampered Returns

The Fund’s duration positioning detracted from its results. The Fund had a shorter U.S. duration than the benchmark, which hurt as U.S. Treasury yields declined during the period.

Exposure to local emerging market currencies also detracted, as several emerging market currencies depreciated overall against the U.S. dollar. Fund positions in bonds denominated in the Mexican peso, Colombian peso, Brazilian real and Indonesian rupiah especially hurt.

Generally speaking, any investments outside of the benchmark detracted from the Fund’s performance during the period for two key reasons. First,

4	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

emerging market currencies were impacted by the premium put on liquidity and on concerns about the potential impact of less abundant liquidity. Second, lower U.S. Treasury rates led to better performance by lower beta (comparatively less risky) credits, which did not have a large carry-over impact on some of the Fund’s favored local instrument and agency debt.

Country Positioning Aided Fund Performance

Country positioning overall boosted the Fund’s performance relative to the benchmark during the period. Overweight positions in the U.S. dollar-denominated sovereign bonds of the Dominican Republic and Hungary contributed positively to the Fund’s results. Underweight exposures to the U.S. dollar-denominated sovereign bonds of South Africa and Venezuela added value as well.

Fund Changes

During the period, we reduced the Fund’s exposure to local currency bonds to reflect our view that fewer currencies had strong enough fundamentals to outperform the U.S. dollar. Also, more local emerging market exposure was hedged and cross-hedged using forward foreign currency exchange contracts and futures contracts against the risk of a continued secular rise in the U.S. currency. The net effect of these derivatives aided overall fund performance.

At the end of the period, the Fund remained invested primarily in the U.S. dollar, allocated to local currency bonds selectively and opportunistically. On December 31, 2015, the Fund had approximately 10% of its total net assets invested in local currency bonds, all in Latin America. Of this 10% of the Fund’s total net assets, approximately 80% was hedged or cross-hedged such that the Fund was only about 2% exposed to a strengthening U.S. dollar. In our view, local emerging markets where the Fund has exposure represent countries with a mix of strong fundamentals, attractive real rates and/or attractive currency valuations that have solid return potential despite the prospect of a generally strong U.S. dollar in 2016. We favored emerging market agency securities over sovereign bonds given our view that the higher yields of agency securities at the end of the period were attractive and the credit risk was comparable.

Regionally, the Fund was overweight in Latin America and Africa and underweight in emerging Europe and emerging Asia relative to the benchmark at the end of the period. The Fund maintained a duration slightly shorter than that of the benchmark.

Derivatives Usage

During the annual period, the Fund used euro forward contracts in an effort to reduce the level of the U.S. dollar short position implicit in the emerging market currency positions. The use of euro forwards was a positive contributor to the Fund’s performance during the annual period. Likewise, we hedged the Fund’s positions in the Brazilian real, Colombian peso and Peruvian nueva sol so that the Fund only had rates exposures in those countries. These hedges successfully mitigated currency losses during the annual period. The Fund also used futures contracts, which detracted somewhat. The overall impact on Fund performance from derivatives usage during the period was positive.

Quality Breakdown (%) (at December 31, 2015)
A rating	3.1
BBB rating	35.1
BB rating	27.6
B rating	15.8
CCC rating	3.9
Not rated	14.5
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	971.20	1,021.32	3.83	3.92	0.77
Class 2	1,000.00	1,000.00	969.00	1,020.06	5.06	5.19	1.02

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

6	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 11.1%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
BRAZIL 2.2%
Companhia de Eletricidade do Estad(b)
04/27/16	11.750%	BRL	8,836,000	2,121,757

Cosan Luxembourg SA(b)
03/14/18	9.500%	BRL	1,000,000	198,104

Total				2,319,861

CHILE 0.8%
Cencosud SA(b)
02/12/45	6.625%		896,000	789,401

GUATEMALA 1.2%
Agromercantil Senior Trust(b)
04/10/19	6.250%		246,000	247,845

Comcel Trust(b)
02/06/24	6.875%		706,000	543,620

Industrial Senior Trust(b)
11/01/22	5.500%		543,000	500,239

Total				1,291,704

KAZAKHSTAN 0.3%
Zhaikmunai LLP(b)
11/13/19	7.125%		431,000	335,102

MEXICO 3.6%
America Movil SAB de CV
12/05/22	6.450%	MXN	10,860,000	600,988

BBVA Bancomer SA Subordinated(b)(c)
11/12/29	5.350%		380,000	371,735

Cemex SAB de CV
01/15/21	7.250%		872,000	839,300

Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(b)
12/15/35	5.950%	MXN	9,341,720	516,420

Elementia SAB de CV(b)
01/15/25	5.500%		380,000	347,700

Grupo Posadas SAB de CV(b)
06/30/22	7.875%		400,000	382,500

Grupo Televisa SAB
05/14/43	7.250%	MXN	7,940,000	383,912

Mexichem SAB de CV(b)
09/17/44	5.875%		326,000	273,025

Total				3,715,580

PANAMA 0.7%
Panama Canal Railway Co.
11/01/26	7.000%		723,096	716,588

PERU 0.3%
Union Andina de Cementos SAA(b)
10/30/21	5.875%		353,000	340,645

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
TURKEY 0.3%
Akbank TAS(b)
03/31/25	5.125%		353,000	321,323

UKRAINE 1.0%
MHP SA
04/02/20	8.250%		250,000	216,250

MHP SA(b)
04/02/20	8.250%		1,011,000	874,515

Total				1,090,765

UNITED STATES 0.7%
Kosmos Energy Ltd.(b)
08/01/21	7.875%		375,000	300,000
08/01/21	7.875%		487,000	392,035

Total				692,035

Total Corporate Bonds & Notes
(Cost: $15,905,466)				11,613,004

Foreign Government Obligations(a)(d) 73.9%
ANGOLA 0.4%
Angolan Government International Bond(b)
11/12/25	9.500%		500,000	462,500

ARGENTINA 2.8%
Argentina Bonar Bonds
04/17/17	7.000%		1,345,660	1,380,647

Provincia de Buenos Aires(b)
01/26/21	10.875%		450,000	469,688
06/09/21	9.950%		1,000,000	1,032,625

Total				2,882,960

BRAZIL 2.0%
Brazilian Government International Bond
01/07/25	4.250%		400,000	322,000
01/07/41	5.625%		1,700,000	1,232,500

Petrobras Global Finance BV
01/27/21	5.375%		675,000	499,500

Total				2,054,000

COLOMBIA 4.2%
Colombia Government International Bond
06/28/27	9.850%	COP	1,484,000,000	533,623
01/18/41	6.125%		1,308,000	1,269,292

Ecopetrol SA
01/16/25	4.125%		326,000	260,800
06/26/26	5.375%		1,000,000	852,500
05/28/45	5.875%		488,000	346,480

Emgesa SA ESP(b)
01/25/21	8.750%	COP	998,000,000	308,193

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Empresas Publicas de Medellin ESP(b)
02/01/21	8.375%	COP	2,470,000,000	742,902
09/10/24	7.625%	COP	305,000,000	82,907

Total				4,396,697

COSTA RICA 0.5%
Costa Rica Government International Bond(b)
03/12/45	7.158%		624,000	520,260

CROATIA 2.2%
Croatia Government International Bond(b)
01/26/24	6.000%		1,661,000	1,730,314

Hrvatska Elektroprivreda(b)
10/23/22	5.875%		600,000	606,048

Total				2,336,362

DOMINICAN REPUBLIC 5.5%
Banco de Reservas de La Republica Dominicana Subordinated(b)
02/01/23	7.000%		787,000	771,838

Dominican Republic International Bond(b)
07/05/19	14.500%	DOP	37,990,000	937,568
01/08/21	14.000%	DOP	29,158,000	703,103
04/20/27	8.625%		1,710,000	1,983,600
04/30/44	7.450%		1,086,000	1,084,642
01/27/45	6.850%		271,000	255,418

Total				5,736,169

ECUADOR 1.0%
Ecuador Government International Bond(b)
03/24/20	10.500%		1,271,000	1,023,155

EGYPT 0.3%
Egypt Government International Bond(b)
06/11/25	5.875%		400,000	341,000

EL SALVADOR 0.4%
El Salvador Government International Bond(b)
01/18/27	6.375%		73,000	61,685
04/10/32	8.250%		412,000	384,190

Total				445,875

GABON 0.6%
Gabon Government International Bond
12/12/24	6.375%		783,882	622,073

GEORGIA 1.6%
Georgian Railway JSC(b)
07/11/22	7.750%		1,589,000	1,612,835

GHANA 0.7%
Ghana Government International Bond(b)
08/07/23	7.875%		515,000	405,872
01/18/26	8.125%		461,000	359,672

Total				765,544

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GUATEMALA 0.2%
Guatemala Government Bond(b)
02/13/28	4.875%	200,000	193,000

HONDURAS 0.3%
Honduras Government International Bond(b)
03/15/24	7.500%	300,000	315,750

HUNGARY 3.7%
Hungary Government International Bond
03/29/21	6.375%	722,000	824,416
11/22/23	5.750%	284,000	317,767
03/25/24	5.375%	932,000	1,022,404
03/29/41	7.625%	868,000	1,174,508

Magyar Export-Import Bank Zrt.(b)
02/12/18	5.500%	508,000	536,194

Total			3,875,289

INDONESIA 8.0%
Indonesia Government International Bond(b)
01/08/26	4.750%	1,300,000	1,280,500
01/17/38	7.750%	1,986,000	2,323,296
01/15/45	5.125%	300,000	271,304

PT Pertamina Persero(b)
05/03/42	6.000%	1,335,000	1,093,094

PT Perusahaan Listrik Negara(b)
11/22/21	5.500%	3,311,000	3,367,883

Total			8,336,077

IVORY COAST 1.6%
Ivory Coast Government International Bond
07/23/24	5.375%	446,000	395,638

Ivory Coast Government International Bond(b)
07/23/24	5.375%	300,000	266,250
03/03/28	6.375%	772,000	702,582

Ivory Coast Government International Bond(b)(c)
12/31/32	5.750%	326,000	289,794

Total			1,654,264

JAMAICA 0.4%
Jamaica Government International Bond
04/28/28	6.750%	450,000	446,625

KAZAKHSTAN 1.9%
KazMunayGas National Co. JSC(b)
07/02/18	9.125%	154,000	169,400
05/05/20	7.000%	1,062,000	1,123,065

Kazakhstan Government International Bond
07/21/45	6.500%	300,000	294,912

Kazakhstan Government International Bond(b)
07/21/25	5.125%	450,000	442,687

Total			2,030,064

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
MEXICO 7.1%
Banco Nacional de Comercio Exterior SNC(b)
10/14/25	4.375%		1,100,000	1,097,349

Comision Federal de Electricidad(b)
06/16/45	6.125%		700,000	642,250

Mexican Bonos
06/09/22	6.500%	MXN	21,570,000	1,288,250
06/03/27	7.500%	MXN	13,720,000	864,154

Mexico Government International Bond
01/23/46	4.600%		543,000	480,555

Petroleos Mexicanos
09/12/24	7.190%	MXN	600,000	32,230
11/12/26	7.470%	MXN	4,700,000	245,247
06/02/41	6.500%		2,844,000	2,458,638

Petroleos Mexicanos(b)
01/23/26	4.500%		299,000	264,793

Total				7,373,466

MONGOLIA 0.3%
Trade & Development Bank of Mongolia LLC(b)
05/19/20	9.375%		300,000	287,872

MOROCCO 0.4%
Morocco Government International Bond(b)
12/11/22	4.250%		418,000	411,730

PAKISTAN 1.1%
Pakistan Government International Bond
04/15/24	8.250%		600,000	615,241

Pakistan Government International Bond(b)
12/03/19	6.750%		532,000	535,179

Total				1,150,420

PARAGUAY 0.4%
Republic of Paraguay(b)
08/11/44	6.100%		407,000	393,773

PERU 0.4%
Corporacion Financiera de Desarrollo SA(b)
07/15/19	3.250%		400,000	399,500

PHILIPPINES 1.3%
Philippine Government International Bond
01/15/21	4.950%		PHP27,000,000	589,386

Power Sector Assets & Liabilities Management Corp.(b)
12/02/24	7.390%		559,000	724,604

Total				1,313,990

REPUBLIC OF NAMIBIA 0.9%
Namibia International Bonds(b)
11/03/21	5.500%		885,000	889,602

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
REPUBLIC OF THE CONGO 0.7%
Congolese International Bond(b)(c)
06/30/29	4.000%	975,555	765,811

RUSSIAN FEDERATION 7.2%
Gazprom Neft OAO Via GPN Capital SA(b)
09/19/22	4.375%	1,266,000	1,112,497

Gazprom OAO Via Gaz Capital SA
03/07/22	6.510%	400,000	402,400
02/06/28	4.950%	800,000	675,000

Gazprom OAO Via Gaz Capital SA(b)
03/07/22	6.510%	1,205,000	1,212,230
08/16/37	7.288%	1,096,000	1,089,698

Russian Agricultural Bank OJSC Via RSHB Capital SA(b)
12/27/17	5.298%	814,000	811,965

Russian Foreign Bond — Eurobond(b)
04/04/22	4.500%	200,000	201,191
04/04/42	5.625%	1,800,000	1,698,300

Vnesheconombank Via VEB Finance PLC(b)
11/22/25	6.800%	354,000	342,495

Total			7,545,776

SENEGAL 0.9%
Senegal Government International Bond(b)
07/30/24	6.250%	1,019,000	906,910

SERBIA 0.3%
Serbia International Bond(b)
12/03/18	5.875%	342,000	359,955

TRINIDAD AND TOBAGO 2.8%
Petroleum Co. of Trinidad & Tobago Ltd.(b)
08/14/19	9.750%	2,811,000	2,923,440

TUNISIA 0.5%
Banque Centrale de Tunisie International Bond(b)
01/30/25	5.750%	597,000	516,405

TURKEY 6.3%
Export Credit Bank of Turkey(b)
04/24/19	5.875%	467,000	483,345
09/23/21	5.000%	418,000	408,595

Turkey Government International Bond
03/30/21	5.625%	1,655,000	1,750,004
03/25/22	5.125%	250,000	256,562
09/26/22	6.250%	250,000	271,400
04/14/26	4.250%	597,000	559,719
03/17/36	6.875%	1,932,000	2,163,608
02/17/45	6.625%	560,000	627,536

Total			6,520,769

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
URUGUAY 0.5%
Uruguay Government International Bond
11/20/45	4.125%	650,000	503,750

VENEZUELA 3.6%
Petroleos de Venezuela SA
05/16/24	6.000%	8,795,356	3,276,270

Petroleos de Venezuela SA(b)
11/02/17	8.500%	317,533	169,086
11/17/21	9.000%	536,480	214,860

Venezuela Government International Bond(b)
12/01/18	7.000%	169,000	75,628

Total			3,735,844

ZAMBIA 0.9%
Zambia Government International Bond(b)
04/14/24	8.500%	487,000	386,142
07/30/27	8.970%	750,000	586,875

Total			973,017

Total Foreign Government Obligations
(Cost: $84,602,380)			77,022,529

Money Market Funds 13.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.284%(e)(f)	13,977,237	13,977,237

Total Money Market Funds
(Cost: $13,977,237)		13,977,237

Total Investments
(Cost: $114,485,083)		102,612,770

Other Assets & Liabilities, Net		1,699,486

Net Assets		104,312,256

At December 31, 2015, cash totaling $32,400 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2015

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Barclays	01/29/2016	9,600,000 BRL	2,359,940 USD	—	(45,464)

Barclays	01/29/2016	17,500,000 MXN	1,013,782 USD	189	—

Citigroup	01/27/2016	5,700,000,000 COP	1,703,832 USD	—	(87,592)

UBS Securities	01/19/2016	2,848,000 EUR	3,117,535 USD	21,369	—

Total				21,558	(133,056)

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE (CBT)	24	USD	3,021,750	03/2016	—	(6,787)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2015, the value of these securities amounted to $57,022,860 or 54.67% of net assets.

(c)	Variable rate security.

(d)	Principal and interest may not be guaranteed by the government.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments (continued)

(e)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,440,627	155,130,926	(142,594,316)	13,977,237	15,100	13,977,237

Currency Legend

BRL	Brazilian Real
COP	Colombian Peso
DOP	Dominican Republic Peso
EUR	European Dollar
MXN	Mexican Peso
PHP	Philippine Peso
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	11,613,004	—	11,613,004

Foreign Government Obligations	—	75,381,858	1,640,671	77,022,529

Money Market Funds	—	13,977,237	—	13,977,237

Total Investments	—	100,972,099	1,640,671	102,612,770

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	21,558	—	21,558

Liabilities

Forward Foreign Currency Exchange Contracts	—	(133,056)	—	(133,056)

Futures Contracts	(6,787)	—	—	(6,787)

Total	(6,787)	100,860,601	1,640,671	102,494,485

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	1,440,627	1,440,627	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

Foreign Government Obligations ($)
Balance as of December 31, 2014	3,368,543

Increase (decrease) in accrued discounts/premiums	(20,110)

Realized gain (loss)	87,551

Change in unrealized appreciation (depreciation)(a)	(75,618)

Sales	(1,719,695)

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of December 31, 2015	1,640,671

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2015 was $(75,618).

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain foreign government obligations classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $100,507,846)	$88,635,533

Affiliated issuers (identified cost $13,977,237)	13,977,237

Total investments (identified cost $114,485,083)	102,612,770

Cash	13,134

Foreign currency (identified cost $137,806)	135,227

Margin deposits	32,400

Unrealized appreciation on forward foreign currency exchange contracts	21,558

Receivable for:

Capital shares sold	24,127

Dividends	2,786

Interest	1,705,333

Foreign tax reclaims	18,082

Variation margin	7,125

Prepaid expenses	1,962

Total assets	104,574,504

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	133,056

Payable for:

Capital shares purchased	9,564

Investment management fees	47,150

Distribution and/or service fees	3,560

Transfer agent fees	5,338

Administration fees	6,227

Compensation of board members	19,197

Audit fees	27,629

Other expenses	10,527

Total liabilities	262,248

Net assets applicable to outstanding capital stock	$104,312,256

Represented by

Paid-in capital	$127,276,060

Undistributed net investment income	738,902

Accumulated net realized loss	(11,692,463)

Unrealized appreciation (depreciation) on:

Investments	(11,872,313)

Foreign currency translations	(19,645)

Forward foreign currency exchange contracts	(111,498)

Futures contracts	(6,787)

Total — representing net assets applicable to outstanding capital stock	$104,312,256

Class 1

Net assets	$87,659,054

Shares outstanding	9,994,751

Net asset value per share	$8.77

Class 2

Net assets	$16,653,202

Shares outstanding	1,900,111

Net asset value per share	$8.76

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income

Income:

Dividends — affiliated issuers	$15,100

Interest	8,936,465

Foreign taxes withheld	(57,828)

Total income	8,893,737

Expenses:

Investment management fees	723,813

Distribution and/or service fees

Class 2	36,787

Transfer agent fees

Class 1	73,111

Class 2	8,829

Administration fees	95,598

Compensation of board members	11,438

Custodian fees	21,942

Printing and postage fees	19,796

Audit fees	34,258

Legal fees	7,137

Other	23,666

Total expenses	1,056,375

Net investment income	7,837,362

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(14,392,423)

Foreign currency translations	(23,549)

Forward foreign currency exchange contracts	2,585,850

Futures contracts	(1,609,253)

Swap contracts	171,440

Net realized loss	(13,267,935)

Net change in unrealized appreciation (depreciation) on:

Investments	7,589,504

Foreign currency translations	58,803

Forward foreign currency exchange contracts	(572,887)

Futures contracts	482,943

Net change in unrealized appreciation	7,558,363

Net realized and unrealized loss	(5,709,572)

Net increase in net assets resulting from operations	$2,127,790

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations

Net investment income	$7,837,362	$14,446,441

Net realized loss	(13,267,935)	(6,036,098)

Net change in unrealized appreciation (depreciation)	7,558,363	(1,349,534)

Net increase in net assets resulting from operations	2,127,790	7,060,809

Distributions to shareholders

Net investment income

Class 1	(2,893,470)	(12,546,054)

Class 2	(202,662)	(461,767)

Net realized gains

Class 1	—	(1,222,518)

Class 2	—	(39,017)

Total distributions to shareholders	(3,096,132)	(14,269,356)

Decrease in net assets from capital stock activity	(91,410,612)	(87,410,697)

Total decrease in net assets	(92,378,954)	(94,619,244)

Net assets at beginning of year	196,691,210	291,310,454

Net assets at end of year	$104,312,256	$196,691,210

Undistributed net investment income	$738,902	$1,364,668

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	144,935	1,294,020	1,494,167	14,301,229

Distributions reinvested	321,140	2,893,470	1,457,120	13,768,572

Redemptions	(11,010,849)	(101,057,631)	(12,901,658)	(123,688,374)

Net decrease	(10,544,774)	(96,870,141)	(9,950,371)	(95,618,573)

Class 2 shares

Subscriptions	960,289	8,648,443	887,519	8,594,894

Distributions reinvested	22,443	202,662	53,342	500,784

Redemptions	(380,606)	(3,391,576)	(93,608)	(887,802)

Net increase	602,126	5,459,529	847,253	8,207,876

Total net decrease	(9,942,648)	(91,410,612)	(9,103,118)	(87,410,697)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$9.01	$9.41	$10.88	$10.00

Income from investment operations:

Net investment income	0.52	0.57	0.56	0.35

Net realized and unrealized gain (loss)	(0.61)	(0.39)	(1.37)	0.80

Total from investment operations	(0.09)	0.18	(0.81)	1.15

Less distributions to shareholders:

Net investment income	(0.15)	(0.53)	(0.60)	(0.27)

Net realized gains	—	(0.05)	(0.06)	—

Total distributions to shareholders	(0.15)	(0.58)	(0.66)	(0.27)

Net asset value, end of period	$8.77	$9.01	$9.41	$10.88

Total return	(1.03%)	1.81%	(7.54%)	11.58%

Ratios to average net assets(b)

Total gross expenses	0.75%	0.71%	0.69%	0.70	%(c)

Total net expenses(d)	0.75%	0.71%	0.69%	0.70	%(c)

Net investment income	5.77%	5.93%	5.50%	5.09	%(c)

Supplemental data

Net assets, end of period (in thousands)	$87,659	$184,984	$287,061	$416,903

Portfolio turnover	64%	30%	21%	21%

Notes to Financial Highlights

(a)	Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$9.02	$9.43	$10.88	$10.00

Income from investment operations:

Net investment income	0.49	0.55	0.54	0.32

Net realized and unrealized gain (loss)	(0.60)	(0.40)	(1.36)	0.81

Total from investment operations	(0.11)	0.15	(0.82)	1.13

Less distributions to shareholders:

Net investment income	(0.15)	(0.51)	(0.57)	(0.25)

Net realized gains	—	(0.05)	(0.06)	—

Total distributions to shareholders	(0.15)	(0.56)	(0.63)	(0.25)

Net asset value, end of period	$8.76	$9.02	$9.43	$10.88

Total return	(1.31%)	1.44%	(7.65%)	11.42%

Ratios to average net assets(b)

Total gross expenses	1.01%	0.96%	0.95%	0.95	%(c)

Total net expenses(d)	1.01%	0.96%	0.95%	0.95	%(c)

Net investment income	5.49%	5.75%	5.68%	4.64	%(c)

Supplemental data

Net assets, end of period (in thousands)	$16,653	$11,708	$4,249	$3

Portfolio turnover	64%	30%	21%	21%

Notes to Financial Highlights

(a)	Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

20	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the New York Stock Exchange (NYSE) on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and

Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or

Annual Report 2015	21

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin

22	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	21,558

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	133,056
Interest rate risk	Net assets — unrealized depreciation on futures contracts	6,787	*
Total		139,843

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	171,440	171,440
Foreign exchange risk	2,585,850	—	—	2,585,850
Interest rate risk	—	(1,609,253)	—	(1,609,253)
Total	2,585,850	(1,609,253)	171,440	1,148,037

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	(572,887)	—	(572,887)
Interest rate risk	—	482,943	482,943
Total	(572,887)	482,943	(89,944)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts($)
Futures contracts — Long	3,272,850	*
Futures contracts — Short	4,920,907	*
Credit default swap contracts — sell protection	3,465,753	**

Derivative Instrument	Average Unrealized Appreciation($)*	Average Unrealized Depreciation($)*
Forward foreign currency exchange contracts	117,517	(72,957)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

**	Based on the daily outstanding amounts for the year ended December 31, 2015.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2015:

	Barclays ($)	Citi ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	189	—	21,369	21,558
Liabilities
Forward foreign currency exchange contracts	45,464	87,592	—	133,056
Total Liabilities	45,464	87,592	—	133,056
Total Financial and Derivative Net Assets	(45,275)	(87,592)	21,369	(111,498)
Total collateral received (pledged)(a)	—	—	—	—
Net Amount(b)	(45,275)	(87,592)	21,369	(111,498)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net

24	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.530% to 0.353% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31,

Annual Report 2015	25

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

2015 was 0.530% of the Fund’s average daily net assets.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the “Global” business). From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $1,396.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse

26	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 Through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	0.86%	0.86%	0.87%
Class 2	1.11	1.11	1.12

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(5,366,996)
Accumulated net realized loss	5,366,993
Paid-in capital	3

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2015 ($)	Year Ended December 31, 2014 ($)
Ordinary income	3,096,132	13,899,109
Long-term capital gains	—	370,247
Total	3,096,132	14,269,356

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$798,992
Capital loss carryforwards	(11,567,563)
Net unrealized depreciation	(12,038,729)

At December 31, 2015, the cost of investments for federal income tax purposes was $114,636,917 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$929,850
Unrealized depreciation	(12,953,997)
Net unrealized depreciation	(12,024,147)

The following capital loss carryforwards, determined at December 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	1,625,277
No expiration — long-term	9,942,286
Total	11,567,563

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2015	27

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $79,009,330 and $175,890,176, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 91.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the

28	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

High-Yield Securities Risk

Securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further,

Annual Report 2015	29

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Emerging Markets Bond Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 18, 2016

Annual Report 2015	31

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations

Foreign Taxes Paid	$57,828
Foreign Source Income	$8,775,752
Foreign Source Income Per Share	$0.74

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

32	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2015	33

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003- 2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

34	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124	Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2015	35

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182

Chairman of the Board,

Columbia Management

Investment Advisers,

LLC since May 2010;

Director, Columbia

Management

Investment Distributors,

Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

36	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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40	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – EMERGING MARKETS BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	41

Columbia Variable Portfolio – Emerging Markets Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6536 E (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund (the Fund) Class 2 shares returned -2.52% for the 12-month period that ended December 31, 2015.

■

During the same time period, the Fund underperformed its Blended Index, which gained 0.39%, as well as the broad U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, which returned 0.55%.

■

Underperformance relative to the Blended Index was due to a combination of weak results from underlying funds, detraction from our dynamic algorithm-based allocation methodology and event protection strategies designed to minimize losses in the event of steep market declines.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	Life
Class 2	04/19/12	-2.52	5.05
Blended Index		0.39	6.67
Barclays U.S. Aggregate Bond Index		0.55	1.95

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, established by the Investment Manager, consists of a 50% weighting of the Barclays U.S. Aggregate Bond Index, a 26% weighting of the S&P 500 Index, a 15% weighting of the MSCI EAFE Index (Net) and a 9% weighting of the Russell 2000 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 19, 2012 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Anwiti Bahuguna, Ph.D.

David Weiss, CFA*

Brian Virginia

*	Effective February 1, 2016, Mr. Weiss was named a Portfolio Manager of the Fund. Kent Bergene no longer serves as a Portfolio Manager of the Fund.

Portfolio Allocation (%) (at December 31, 2015)
Allocations to Underlying Funds
Underlying Funds: Equity	43.1
International	12.2
U.S. Large Cap	23.5
U.S. Mid Cap	0.0	(a)
U.S. Small Cap	7.4
Underlying Funds: Fixed Income	24.6
High Yield	1.3
Investment Grade	23.3
Allocations to Tactical Assets
Corporate Bonds & Notes	1.6
Exchange-Traded Funds	6.3
Money Market Fund Shares Held to Cover Open Derivatives Instruments(b)	18.0
Options Purchased Puts	1.2
Residential Mortgage-Backed Securities — Agency	5.2
U.S. Treasury Obligations	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

(b)	Includes investments in an affiliated money market fund (amounting to $2,128.3 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

For the 12-month period that ended December 31, 2015, the Fund’s Class 2 shares returned -2.52%. During the same time period, the Fund underperformed its Blended Index, which gained 0.39%, as well as the broad U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, which returned 0.55%. Underperformance relative to the Blended Index was due to weak results from underlying funds in a challenging period for the dynamic algorithm-based methodology, which is used to help in allocating assets to equities, and from event protection strategies geared to help stem losses in the case of steep market declines. These detractors were offset to a degree by tactical decisions that proved favorable.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued with China’s slowdown heading the list of disappointments. Ongoing conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. In the United States, the labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales and solid holiday spending. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time buyers out of the market.

Economic growth in developed countries outside the United States was lackluster. A weaker currency benefited eurozone countries, as did accommodative bank lending standards. However, eurozone economic growth was estimated at less than 2.0% for the year. The weakness in commodity markets helped drive both Russia and Brazil into recession. Emerging markets growth continued to slow, and China’s economy slowed more than expected. We believe Chinese policymakers’ reaction to capital outflows and slowing growth will influence the overall direction of global risk assets throughout year ahead. In Japan, policymakers sought to raise inflation as they struggled to maintain growth.

For U.S. investors, solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets, as a strong dollar weighed on returns from overseas investments that were denominated in dollars. The U.S. bond market eked out a fractional positive return, led by the shortest duration, highest quality bonds. High-yield bonds gave up the most ground during the year.

In December, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point. The stock market’s initial reaction to this move was positive, as many investors viewed the policy change as a vote of confidence in the strength of the U.S. economy.

4	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Significant Performance Factors

Among the many factors that affected financial markets in 2015, three were central to the Fund’s performance: the dollar, the disappointment of diversification and a choppy but directionless market.

■	A strong U.S. dollar presented a significant challenge to many export-driven industries in the United States and reduced returns on overseas investments denominated in U.S. dollars.

■

While history shows that diversification over the long-term is generally an effective way to limit the impact of market volatility on an investment portfolio, the strategy was largely a disappointment in 2015. For the year, a handful of high quality U.S. large-cap stocks and high quality (U.S. Treasury, mortgage-backed, and municipal) bonds led performance. Diversification beyond these market segments detracted from performance for multi-asset portfolios. Diversification does not assure a profit or protect against loss.

■

Financial markets — and stocks, in particular — were mostly directionless in 2015 even though there was a significant amount of choppiness during the period. In fact, over the course of the year, the S&P 500 Index crossed its starting point, both over and under, some 30 times — an 80-year record.

We believe that it is important to consider these three factors in evaluating the performance of the Fund in 2015. Underlying fund performance was lackluster, and international equities were a particular drag on results. The effectiveness of the dynamic algorithm used to actively manage exposure to equities was impeded by the significant back-and-forth nature of the markets. The use of strategies designed to provide protection against severe market corrections also disappointed, as the directionless nature of the markets diminished the potential value of such strategies. Tactical trading via the use of U.S. Treasury futures and Japanese equity futures provided a positive contribution to relative returns.

The Fund also invests in certain derivative instruments, such as equity and fixed-income futures and options contracts, in seeking to shield the portfolio from the full effect of sharp market declines. The value of these investments, which is tied to the level of market volatility, fell during the period, detracting from performance.

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 shares of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the “Effective Expenses Paid During the Period” column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund’s Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	965.40	1,022.84	2.33	2.40	0.47	5.00	5.15	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s indirect pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

6	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 45.3%
	Shares	Value ($)
INTERNATIONAL 12.9%
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	3,956,429	43,758,105

Variable Portfolio — DFA International Value Fund, Class 1(a)	39,120,998	348,568,089

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	37,933,992	430,930,150

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	40,886,921	428,494,931

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	20,541,313	197,196,609

Total		1,448,947,884

U.S. LARGE CAP 24.7%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	16,779,438	279,713,235

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	15,128,546	294,401,505

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	10,049,832	129,843,826

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	15,906,048	575,639,871

Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1(a)(b)	6,984,291	130,187,177

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	8,803,914	150,899,096

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	6,658,595	132,173,108

Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)	14,583,287	302,603,213

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	8,287,483	154,230,057

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	8,735,569	149,902,366

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	7,957,690	165,122,060

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	20,873,030	323,323,236

Total		2,788,038,750

U.S. MID CAP —%
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	97,369	1,789,648

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	49,863	936,437

Total		2,726,085

Equity Funds (continued)
	Shares	Value ($)
U.S. SMALL CAP 7.7%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1(a)(b)	22,844,113	404,112,361

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	8,270,912	143,334,902

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	15,555,248	323,704,711

Total		871,151,974

Total Equity Funds
(Cost: $4,944,356,244)		5,110,864,693

Fixed-Income Funds 25.9%
HIGH YIELD 1.4%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	19,578,629	157,999,537

INVESTMENT GRADE 24.5%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	14,187,980	139,184,084

Columbia Variable Portfolio — Intermediate Bond Fund, Class 1(a)	55,922,737	563,141,956

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	17,626,510	164,631,604

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	16,027,702	167,008,656

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	51,443,292	553,529,825

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	45,885,517	495,563,582

Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	52,527,551	546,286,535

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	12,900,534	130,424,394

Total		2,759,770,636

Total Fixed-Income Funds
(Cost: $3,009,301,592)		2,917,770,173

Exchange-Traded Funds 6.5%
SPDR S&P 500 ETF Trust	2,290,200	466,948,878

iShares MSCI EAFE ETF	3,039,292	178,558,405

iShares Russell 2000 ETF	845,215	95,095,139

Total Exchange-Traded Funds
(Cost: $671,544,793)		740,602,422

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) 1.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE —%
L-3 Communications Corp.
02/15/21	4.950%	148,000	152,505
05/28/24	3.950%	930,000	883,413

Lockheed Martin Corp.
03/01/45	3.800%	1,301,000	1,153,169

Northrop Grumman Corp.
08/01/23	3.250%	1,319,000	1,318,573

Total			3,507,660

BANKING 0.1%
Bank of America Corp.
07/24/23	4.100%	350,000	361,887
04/01/24	4.000%	1,190,000	1,217,031
04/01/44	4.875%	105,000	108,723

Bank of Nova Scotia (The)
06/11/18	1.700%	1,180,000	1,176,757

Goldman Sachs Group, Inc. (The)
01/23/25	3.500%	2,195,000	2,154,065
07/08/44	4.800%	455,000	453,649

JPMorgan Chase & Co.
03/01/18	1.700%	780,000	776,136
02/01/44	4.850%	270,000	287,868

Morgan Stanley
01/27/45	4.300%	209,000	199,409

Wells Fargo & Co.
05/01/45	3.900%	160,000	147,537
Subordinated
11/04/44	4.650%	295,000	286,999

Total			7,170,061

CABLE AND SATELLITE —%
NBCUniversal Media LLC
01/15/43	4.450%	585,000	573,157

Time Warner Cable, Inc.
09/15/42	4.500%	698,000	547,778

Total			1,120,935

CHEMICALS —%
Dow Chemical Co. (The)
11/15/42	4.375%	245,000	213,369
10/01/44	4.625%	451,000	407,678

LYB International Finance BV
03/15/44	4.875%	680,000	620,972

Total			1,242,019

CONSUMER PRODUCTS —%
Clorox Co. (The)
12/15/24	3.500%	1,640,000	1,636,792

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
DIVERSIFIED MANUFACTURING 0.1%
General Electric Co.
05/26/23	1.250%	EUR	2,120,000	2,306,582
03/11/44	4.500%		760,000	782,140

United Technologies Corp.
05/22/23	1.250%	EUR	970,000	1,047,384
06/01/42	4.500%		160,000	161,126
05/15/45	4.150%		30,000	28,678

Total				4,325,910

ELECTRIC 0.4%
Alabama Power Co.
03/01/45	3.750%		235,000	211,134

Appalachian Power Co.
05/15/44	4.400%		715,000	673,094
06/01/45	4.450%		790,000	749,894

Berkshire Hathaway Energy Co.
11/15/43	5.150%		310,000	327,122
02/01/45	4.500%		1,647,000	1,582,424

CMS Energy Corp.
03/15/22	5.050%		465,000	505,707
03/31/43	4.700%		170,000	167,496
03/01/44	4.875%		1,400,000	1,420,847

CenterPoint Energy Houston Electric LLC
04/01/44	4.500%		280,000	288,860

Consolidated Edison Co. of New York, Inc.
03/01/43	3.950%		175,000	161,636

DTE Electric Co.
07/01/44	4.300%		190,000	192,956

DTE Energy Co.
06/01/16	6.350%		200,000	204,254
06/01/24	3.500%		2,145,000	2,147,381

DTE Energy Co.(d)
06/15/22	3.300%		2,050,000	2,056,191

Dominion Resources, Inc.
06/15/18	1.900%		1,560,000	1,544,948
10/01/25	3.900%		1,957,000	1,959,035
09/15/42	4.050%		2,436,000	2,149,378

Duke Energy Corp.
10/15/23	3.950%		4,929,000	5,072,651
12/15/45	4.800%		1,045,000	1,055,757

Duke Energy Progress LLC
05/15/42	4.100%		240,000	232,684

Eversource Energy
05/01/18	1.450%		1,792,000	1,762,765

Indiana Michigan Power Co.
03/15/23	3.200%		1,080,000	1,064,757

Northern States Power Co.
05/15/44	4.125%		115,000	114,180

Oncor Electric Delivery Co. LLC
09/30/17	5.000%		2,758,000	2,891,702
04/01/45	3.750%		585,000	486,212

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
PPL Capital Funding, Inc.
06/01/23	3.400%		420,000	418,629
03/15/24	3.950%		400,000	409,359

PSEG Power LLC
11/15/18	2.450%		180,000	181,083
11/15/23	4.300%		685,000	672,325

Pacific Gas & Electric Co.
06/15/23	3.250%		1,392,000	1,395,298
02/15/24	3.750%		685,000	708,495
08/15/24	3.400%		130,000	130,473
08/15/42	3.750%		265,000	236,059
02/15/44	4.750%		1,470,000	1,530,804

Southern California Edison Co.
10/01/43	4.650%		280,000	295,578
02/01/45	3.600%		140,000	126,792

TransAlta Corp.
06/03/17	1.900%		1,545,000	1,500,495
11/25/20	5.000%	CAD	1,565,000	1,057,486

WEC Energy Group, Inc.
06/15/18	1.650%		655,000	649,341
06/15/25	3.550%		646,000	649,634

Western Power Distribution PLC
11/06/23	3.625%	GBP	2,255,000	3,313,397

Xcel Energy, Inc.
05/15/20	4.700%		1,365,000	1,467,032
09/15/41	4.800%		110,000	110,515

Total				43,875,860

FOOD AND BEVERAGE 0.1%
Anheuser-Busch InBev Finance, Inc.
01/17/23	2.625%		93,000	89,250

Anheuser-Busch InBev Worldwide, Inc.
07/15/42	3.750%		89,000	76,470

ConAgra Foods, Inc.
01/25/23	3.200%		600,000	577,217
01/25/43	4.650%		1,706,000	1,521,784

General Mills, Inc.
11/16/20	2.100%	EUR	1,594,000	1,820,868

Grupo Bimbo SAB de CV(d)
01/25/22	4.500%		535,000	548,238
06/27/44	4.875%		1,205,000	1,054,453

Heineken NV(d)
10/01/42	4.000%		765,000	680,921

Kraft Foods Group, Inc.
06/04/42	5.000%		240,000	241,654

Kraft Heinz Co. (The)
07/01/27	4.125%	GBP	930,000	1,395,851

Kraft Heinz Co. (The)(d)
07/15/45	5.200%		80,000	83,593

Molson Coors Brewing Co.
05/01/42	5.000%		2,269,000	2,185,052

SABMiller Holdings, Inc.(d)
01/15/22	3.750%		2,083,000	2,142,332

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Wm. Wrigley Jr., Co.(d)
10/21/18	2.400%		244,000	244,651
10/21/19	2.900%		2,190,000	2,210,266

Total				14,872,600

FOREIGN AGENCIES —%
Avinor AS
04/29/25	1.000%	EUR	800,000	831,239

HEALTH CARE —%
Becton Dickinson and Co.
12/15/44	4.685%		575,000	580,124

Express Scripts Holding Co.
05/15/16	3.125%		2,140,000	2,154,280

Medtronic, Inc.
03/15/45	4.625%		319,000	329,034

Total				3,063,438

HEALTHCARE INSURANCE —%
Cigna Corporation
03/15/21	4.500%		1,130,000	1,199,295

INDEPENDENT ENERGY 0.1%
Anadarko Petroleum Corp.
09/15/16	5.950%		1,695,000	1,741,709

Antero Resources Corp.
11/01/21	5.375%		166,000	132,800

Canadian Natural Resources Ltd.
08/15/16	6.000%		338,000	346,963
05/15/17	5.700%		201,000	205,293
04/15/24	3.800%		2,290,000	2,021,676

Canadian Oil Sands Ltd.(d)
04/01/42	6.000%		630,000	504,048

Cimarex Energy Co.
05/01/22	5.875%		1,495,000	1,450,150
06/01/24	4.375%		753,000	668,024

Concho Resources, Inc.
04/01/23	5.500%		75,000	69,375

Continental Resources, Inc.
09/15/22	5.000%		1,578,000	1,163,775
06/01/44	4.900%		978,000	589,710

EnCana Corp.
11/15/41	5.150%		398,000	266,193

Hess Corp.
02/15/41	5.600%		35,000	29,352

Marathon Oil Corp.
06/01/45	5.200%		1,110,000	790,057

Noble Energy, Inc.
11/15/43	5.250%		889,000	717,171

Range Resources Corp.
06/01/21	5.750%		81,000	63,990

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Whiting Petroleum Corp.
03/15/21	5.750%		53,000	38,637

Woodside Finance Ltd.(d)
03/05/25	3.650%		2,511,000	2,220,764

Total				13,019,687

INTEGRATED ENERGY —%
Cenovus Energy, Inc.
09/15/23	3.800%		287,000	259,861
09/15/42	4.450%		854,000	622,615
09/15/43	5.200%		850,000	665,370

Shell International Finance BV
05/11/45	4.375%		180,000	167,676

Total				1,715,522

LIFE INSURANCE 0.1%
Five Corners Funding Trust(d)
11/15/23	4.419%		4,675,000	4,871,509

Guardian Life Insurance Co. of America (The) Subordinated(d)
06/19/64	4.875%		1,709,000	1,622,465

MetLife, Inc.
09/15/23	4.368%		817,000	877,209
03/01/45	4.050%		280,000	259,837
05/13/46	4.600%		375,000	377,480

Northwestern Mutual Life Insurance Co. (The) Subordinated(d)
03/30/40	6.063%		320,000	384,478

Peachtree Corners Funding Trust(d)
02/15/25	3.976%		1,163,000	1,154,602

Prudential Financial, Inc.
05/15/44	4.600%		90,000	89,555

Teachers Insurance & Annuity Association of America Subordinated(d)
09/15/44	4.900%		2,220,000	2,247,559

Total				11,884,694

MEDIA AND ENTERTAINMENT 0.1%
21st Century Fox America, Inc.
09/15/44	4.750%		1,630,000	1,567,827

Scripps Networks Interactive, Inc.
11/15/24	3.900%		2,802,000	2,678,875
06/15/25	3.950%		1,314,000	1,256,196

Sky PLC(d)
11/26/22	3.125%		3,110,000	3,019,253

Thomson Reuters Corp.
05/23/16	0.875%		851,000	850,336
05/23/43	4.500%		1,664,000	1,447,281

Time Warner, Inc.
09/15/23	1.950%	EUR	402,000	443,100
03/29/41	6.250%		355,000	394,253

Total				11,657,121

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
METALS —%
BHP Billiton Finance USA Ltd.
09/30/43	5.000%	105,000	94,375

Barrick Gold Corp.
04/01/42	5.250%	830,000	559,005

Newmont Mining Corp.
03/15/42	4.875%	648,000	463,034

Teck Resources Ltd.
03/01/42	5.200%	605,000	254,100

Total			1,370,514

MIDSTREAM 0.1%
Columbia Pipeline Group, Inc.(d)
06/01/45	5.800%	1,645,000	1,444,116

Energy Transfer Partners LP
02/01/43	5.150%	201,000	143,693

Enterprise Products Operating LLC
05/07/18	1.650%	618,000	602,889
02/15/45	5.100%	1,385,000	1,160,129
05/15/46	4.900%	667,000	545,064

Kinder Morgan Energy Partners LP
09/01/22	3.950%	505,000	439,613
02/15/23	3.450%	2,081,000	1,728,189
05/01/24	4.300%	845,000	726,541
11/01/42	4.700%	180,000	126,658
03/01/43	5.000%	1,737,000	1,286,773

MPLX LP(d)
06/01/25	4.875%	170,000	152,150

Plains All American Pipeline LP/Finance Corp.
01/31/23	2.850%	2,207,000	1,820,470
10/15/23	3.850%	2,226,000	1,873,008
10/15/25	4.650%	160,000	139,672
06/15/44	4.700%	767,000	533,858

Southern Natural Gas Co. LLC(d)
04/01/17	5.900%	365,000	371,151

TransCanada PipeLines Ltd.
10/16/43	5.000%	145,000	133,353

Williams Partners LP
09/15/45	5.100%	2,502,000	1,646,599

Total			14,873,926

NATURAL GAS 0.1%
NiSource Finance Corp.
02/15/43	5.250%	860,000	913,661

Sempra Energy
04/01/17	2.300%	870,000	875,059
12/01/23	4.050%	495,000	509,889
06/15/24	3.550%	3,675,000	3,654,725

Total			5,953,334

OIL FIELD SERVICES —%
Noble Holding International Ltd.
03/15/42	5.250%	1,654,000	917,075

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Weatherford International Ltd.
04/15/42	5.950%	60,000	42,150

Total			959,225

PHARMACEUTICALS 0.1%
AbbVie, Inc.
11/06/17	1.750%	1,480,000	1,477,128

Amgen, Inc.
06/15/16	2.300%	1,720,000	1,729,897
05/15/43	5.375%	857,000	910,486

Gilead Sciences, Inc.
03/01/46	4.750%	620,000	627,456

Total			4,744,967

PROPERTY & CASUALTY 0.1%
ACE INA Holdings, Inc.
05/15/24	3.350%	962,000	971,100
05/03/26	3.350%	54,000	53,835

Alleghany Corp.
09/15/44	4.900%	720,000	682,822

Berkshire Hathaway Finance Corp.
05/15/42	4.400%	575,000	569,321

CNA Financial Corp.
05/15/24	3.950%	524,000	521,641

Liberty Mutual Group, Inc.(d)
05/01/22	4.950%	1,005,000	1,065,285
06/15/23	4.250%	1,545,000	1,569,825
08/01/44	4.850%	240,000	222,248

Loews Corp.
05/15/43	4.125%	490,000	442,530

Total			6,098,607

RAILROADS —%
Burlington Northern Santa Fe LLC
04/01/45	4.150%	125,000	113,291

REFINING —%
Marathon Petroleum Corp.
03/01/16	3.500%	1,139,000	1,142,210
09/15/44	4.750%	1,010,000	825,570

Phillips 66
05/01/17	2.950%	1,090,000	1,104,815

Valero Energy Corp.
03/15/45	4.900%	226,000	188,456

Total			3,261,051

RESTAURANTS —%
Yum! Brands, Inc.
11/01/43	5.350%	1,544,000	1,178,466

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
RETAILERS —%
CVS Health Corp.
12/05/43	5.300%		195,000	209,446
07/20/45	5.125%		455,000	479,311

Total				688,757

SUPERMARKETS —%
Kroger Co. (The)
04/15/42	5.000%		130,000	132,990

TECHNOLOGY 0.1%
Apple, Inc.
01/17/24	1.375%	EUR	505,000	552,727
02/09/45	3.450%		1,187,000	1,021,957
05/13/45	4.375%		154,000	155,495

Hewlett Packard Enterprise Co.(d)
10/15/45	6.350%		1,711,000	1,624,324

International Business Machine Corp.
11/19/19	1.375%	EUR	1,672,000	1,886,090

Oracle Corp.
01/10/21	2.250%	EUR	1,251,000	1,458,511
07/08/44	4.500%		393,000	395,409
05/15/45	4.125%		394,000	373,585

Total				7,468,098

TOBACCO —%
Altria Group, Inc.
01/31/44	5.375%		230,000	247,397

Philip Morris International, Inc.
03/04/43	4.125%		145,000	137,062

Total				384,459

TRANSPORTATION SERVICES —%
ERAC U.S.A. Finance LLC(d)
11/01/25	3.800%		455,000	450,239
02/15/45	4.500%		1,890,000	1,757,526

Heathrow Funding Ltd.
02/15/23	5.225%	GBP	841,000	1,401,894

Total				3,609,659

WIRELESS 0.1%
CC Holdings GS V LLC/Crown Castle GS III Corp.
12/15/17	2.381%		460,000	460,506

Rogers Communications, Inc.
03/15/23	3.000%		2,718,000	2,638,971
10/01/23	4.100%		181,000	186,498
03/15/43	4.500%		295,000	274,407
03/15/44	5.000%		275,000	276,859

Total				3,837,241

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
WIRELINES 0.1%
AT&T, Inc.
08/15/16	2.400%		2,295,000	2,310,168
06/15/45	4.350%		6,137,000	5,250,025

Embarq Corp.
06/01/36	7.995%		40,000	41,200

Orange SA
02/21/17	4.750%	EUR	587,000	670,709
02/06/44	5.500%		155,000	164,371

Verizon Communications, Inc.
11/01/42	3.850%		4,961,000	4,098,123
03/15/55	4.672%		1,175,000	1,020,136

Total				13,554,732

Total Corporate Bonds & Notes
(Cost: $200,747,350)				189,352,150

Residential Mortgage-Backed Securities — Agency 5.5%
Federal National Mortgage Association(e)
01/19/31	2.500%		63,725,000	64,228,753
01/19/31	3.000%		80,785,000	83,220,102
01/19/31 - 01/13/46	3.500%		391,000,000	406,116,936
01/13/46	4.000%		60,000,000	63,490,314

Total Residential Mortgage-Backed Securities — Agency
(Cost: $617,572,600)				617,056,105

U.S. Treasury Obligations —%
U.S. Treasury
05/15/45	3.000%		365,000	363,332

Total U.S. Treasury Obligations
(Cost: $357,458)				363,332

Options Purchased Puts 1.3%
Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
S&P 500 Index
	3,470	1,800.00	12/15/17	47,729,850
	800	1,850.00	12/15/17	12,160,000
	700	1,900.00	12/15/17	11,844,000
	9,751	1,800.00	12/16/16	74,790,170

Total Options Purchased Puts
(Cost: $215,608,617)				146,524,020

Money Market Funds 18.9%
			Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(a)(f)			2,128,346,563	2,128,346,563

Total Money Market Funds
(Cost: $2,128,346,563)				2,128,346,563

Total Investments
(Cost: $11,787,835,217)				11,850,879,458

Other Assets & Liabilities, Net				(572,697,306)

Net Assets				11,278,182,152

At December 31, 2015, cash totaling $100,870,531 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2015

Counterparty	Exchange Date	Currency to be Delivered	Delivered	Currency to be Received	Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Standard Chartered	01/29/2016	4,183,000	GBP	6,227,132	USD	60,117	—

State Street	01/29/2016	1,570,000	CAD	1,125,024	USD	—	(9,674)

UBS	01/29/2016	10,107,000	EUR	11,056,553	USD	66,063	—

Total						126,180	(9,674)

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10YR MINI JGB FUT	15	JPY	1,860,227	03/2016	4,659	—
CAN 10YR BOND FUT	25	CAD	2,547,337	03/2016	51,354	—
DAX INDEX FUTURE	44	EUR	12,877,116	03/2016	641,455	—
EURO BUXL 30Y BND	7	EUR	1,151,737	03/2016	—	(28,544)
EURO FX CURR FUT	1,300	USD	176,897,500	03/2016	—	(476,060)
EURO STOXX 50	1,941	EUR	69,229,896	03/2016	1,706,471	—
EURO-BOBL FUTURE	50	EUR	7,100,280	03/2016	—	(41,985)
EURO-BUND FUTURE	34	EUR	5,835,064	03/2016	—	(61,773)
EURO-SCHATZ FUT	34	EUR	4,120,238	03/2016	—	(4,688)
FTSE/MIB IDX FUT	109	EUR	12,699,639	03/2016	457,918	—
HANG SENG IDX FUT	88	HKD	12,439,146	01/2016	—	(209,335)
JPN YEN CURR FUT	1,750	USD	182,273,438	03/2016	4,082,964	—
LONG GILT FUTURE	36	GBP	6,197,124	03/2016	—	(20,701)
mini MSCI EAFE	35	USD	2,971,850	03/2016	57,146	—
Russell 2000 Mini	2,078	USD	235,125,700	03/2016	—	(275,440)
S&P 500 FUTURE	244	USD	124,159,400	03/2016	2,091,446	—
S&P 500 EMINI FUT	8,380	USD	852,832,600	03/2016	9,268,158	—
SPI 200 FUTURES	120	AUD	11,492,326	03/2016	863,279	—
TOPIX INDX FUTR	1,360	JPY	175,098,798	03/2016	—	(5,067,253)
US 5YR NOTE (CBT)	2,860	USD	338,396,095	03/2016	—	(786,822)
US 5YR NOTE (CBT)	188	USD	22,244,219	03/2016	—	(34,167)
US 5YR NOTE (CBT)	2,210	USD	261,487,892	03/2016	—	(1,296,002)
US LONG BOND(CBT)	425	USD	65,343,750	03/2016	—	(739,964)
US LONG BOND(CBT)	5	USD	768,750	03/2016	2,141	—
US LONG BOND(CBT)	342	USD	52,582,500	03/2016	—	(306,741)
US ULTRA BOND CBT	425	USD	67,442,188	03/2016	—	(634,696)
US ULTRA BOND CBT	95	USD	15,075,312	03/2016	—	(9,914)
US ULTRA BOND CBT	688	USD	109,177,000	03/2016	340,474	—

Total			2,829,427,122		19,567,465	(9,994,085)

Short Futures Contracts Outstanding at December 31, 2015

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
S&P/TSX 60 IX FUT	(576)	CAD	(63,348,761)	03/2016	—	(1,010,713)
US 10YR NOTE (CBT)	(205)	USD	(25,810,781)	03/2016	58,903	—
US 2YR NOTE (CBT)	(19)	USD	(4,127,453)	03/2016	5,994	—
US 2YR NOTE (CBT)	(3,847)	USD	(835,700,644)	03/2016	1,255,368	—
US LONG BOND (CBT)	(249)	USD	(38,283,750)	03/2016	—	(107,378)

Total			(967,271,389)		1,320,265	(1,118,091)

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,749,248,640	3,166,957,454	(2,787,859,531)	—	2,128,346,563	—	2,767,044	2,128,346,563
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	233,575,016	26,643,138	(42,486,794)	13,824,230	231,555,590	—	—	279,713,235
Columbia Variable Portfolio — Core Bond Fund, Class 1	25,010,000	117,088,547	—	—	142,098,547	—	2,726,710	139,184,084
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	214,127,727	46,992,123	(18,447)	5,840	261,107,243	—	—	294,401,505

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Emerging Markets Fund, Class 1	99,379,005	7,933,853	(109,815,237)	2,502,379	—	—	—	—
Columbia Variable Portfolio — Global Bond Fund, Class 1	195,126,044	3,297,851	(185,365,365)	(13,058,530)	—	—	—	—
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	131,018,513	53,193,592	(9,065)	(1,353)	184,201,687	1,437,535	15,000,667	157,999,537
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1	313,982,849	271,669,504	(940,182)	(122,336)	584,589,835	1,662,970	8,010,882	563,141,956
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	110,458,015	12,494,193	(32,678,119)	10,797,249	101,071,338	—	—	129,843,826
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	204,847,847	338,617,683	(306,806)	74,355	543,233,079	—	—	575,639,871
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	310,664,725	28,191,938	(151,247,379)	(5,475,991)	182,133,293	—	9,201,028	164,631,604
Columbia Variable Portfolio — Mid Cap Value Fund, Class 1	42,529,233	—	(57,648,042)	15,118,809	—	—	—	—
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1	112,329,951	15,546,042	(29,197,720)	11,344,996	110,023,269	480,936	—	130,187,177
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	160,628,449	24,905,830	(71,044,597)	27,539,442	142,029,124	—	—	150,899,096
Columbia Variable Portfolio — Strategic Income Fund, Class 1	118,801,177	2,998,045	(121,709,747)	(89,475)	—	—	—	—
Columbia Variable Portfolio — U.S. Equities Fund, Class 1	81,851,271	352,809,508	(130,468)	34,935	434,565,246	—	—	404,112,361
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	166,608,722	18,543,286	(18,334,943)	509,677	167,326,742	376,488	4,871,671	167,008,656
Variable Portfolio — American Century Diversified Bond Fund, Class 1	303,045,339	265,349,632	(435,294)	(4,505)	567,955,172	2,381,053	12,156,290	553,529,825
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	246,628,202	4,497,068	(257,415,395)	6,290,125	—	—	—	—
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	132,509,321	7,585,373	(86,886,541)	254,947	53,463,100	6,400,259	1,185,113	43,758,105
Variable Portfolio — DFA International Value Fund, Class 1	195,959,563	201,964,177	(306,806)	64,370	397,681,304	5,707,842	6,082,412	348,568,089
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	106,815,289	4,614,255	(107,076,036)	(4,353,508)	—	—	2,365,721	—
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	109,341,185	9,748,247	(18,621,537)	6,488,944	106,956,839	—	—	132,173,108
Variable Portfolio — Invesco International Growth Fund, Class 1	198,829,031	274,175,433	(3,451,877)	347,382	469,899,969	19,869,339	5,081,514	430,930,150
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	303,574,746	198,649,904	(435,294)	(1,707)	501,787,649	1,295,857	9,128,557	495,563,582
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	116,329,962	—	(149,113,426)	34,480,611	1,697,147	—	—	1,789,648
Variable Portfolio — Loomis Sayles Growth Fund, Class 1	85,783,586	171,920,124	(587,143)	225,413	257,341,980	—	—	302,603,213
Variable Portfolio — MFS Value Fund, Class 1	238,643,814	22,975,096	(170,055,746)	52,711,357	144,274,521	—	—	154,230,057
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	138,641,452	31,510,794	(134,377,996)	(35,774,250)	—	30,236,280	1,274,513	—
Variable Portfolio — NFJ Dividend Value Fund, Class 1	210,759,705	26,629,168	(119,234,197)	33,563,140	151,717,816	—	—	149,902,366
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	107,465,505	19,743,653	(300,291)	113,819	127,022,686	—	—	165,122,060
Variable Portfolio — Partners Small Cap Growth Fund, Class 1	112,477,739	21,899,925	(181,085)	61,791	134,258,370	—	—	143,334,902
Variable Portfolio — Partners Small Cap Value Fund, Class 1	259,009,453	57,253,187	(831,017)	277,611	315,709,234	—	—	323,704,711
Variable Portfolio — Pyramis® International Equity Fund, Class 1	211,505,694	265,503,087	(3,216,732)	359,751	474,151,800	10,799,729	4,648,311	428,494,931
Variable Portfolio — Pyrford International Equity Fund, Class 1	203,129,882	116,026,457	(112,307,532)	4,599,240	211,448,047	—	5,256,200	197,196,609
Variable Portfolio — Sit Dividend Growth Fund, Class 1	236,789,507	37,715,210	(369,090)	122,302	274,257,929	—	—	323,323,236

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	119,645,239	428,599,504	(120,915)	1,039	548,124,867	225,350	4,172,894	546,286,535
Variable Portfolio — Victory Established Value Fund, Class 1	105,154,568	—	(134,820,865)	30,556,910	890,613	—	—	936,437
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	200,790,325	87,397,795	(156,754,043)	(350,277)	131,083,800	—	609,605	130,424,394

Total	8,213,016,291	6,741,640,676	(5,065,691,300)	193,038,732	10,082,004,399	80,873,638	94,539,132	10,156,981,429

(b)	Non-income producing investment.

(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2015, the value of these securities amounted to $33,702,187 or 0.30% of net assets.

(e)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)	The rate shown is the seven-day current annualized yield at December 31, 2015.

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Equity Funds	—	5,110,864,693	—	5,110,864,693
Fixed-Income Funds	—	2,917,770,173	—	2,917,770,173
Exchange-Traded Funds	740,602,422	—	—	740,602,422
Corporate Bonds & Notes	—	189,352,150	—	189,352,150
Residential Mortgage-Backed Securities — Agency	—	617,056,105	—	617,056,105
U.S. Treasury Obligations	363,332	—	—	363,332
Options Purchased Puts	146,524,020	—	—	146,524,020
Money Market Funds	—	2,128,346,563	—	2,128,346,563

Total Investments	887,489,774	10,963,389,684	—	11,850,879,458

Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	126,180	—	126,180
Futures Contracts	20,887,730	—	—	20,887,730
Liabilities
Forward Foreign Currency Exchange Contracts	—	(9,674)	—	(9,674)
Futures Contracts	(11,112,176)	—	—	(11,112,176)

Total	897,265,328	10,963,506,190	—	11,860,771,518

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	7,785,389,714	7,785,389,714	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,490,222,201)	$1,547,374,009

Affiliated issuers (identified cost $10,082,004,399)	10,156,981,429

Options purchased (identified cost $215,608,617)	146,524,020

Total investments (identified cost $11,787,835,217)	11,850,879,458

Foreign currency (identified cost $147,726)	146,192

Margin deposits	100,870,531

Unrealized appreciation on forward foreign currency exchange contracts	126,180

Receivable for:

Investments sold	4,655,179

Dividends	3,209,500

Interest	2,683,224

Variation margin	3,513,231

Prepaid expenses	25,938

Total assets	11,966,109,433

Liabilities

Due to custodian	8

Unrealized depreciation on forward foreign currency exchange contracts	9,674

Payable for:

Investments purchased	49,461,675

Investments purchased on a delayed delivery basis	618,411,684

Capital shares purchased	6,650,255

Variation margin	13,034,057

Investment management fees	50,256

Distribution and/or service fees	77,634

Transfer agent fees	5,356

Administration fees	9,024

Compensation of board members	119,279

Other expenses	98,379

Total liabilities	687,927,281

Net assets applicable to outstanding capital stock	$11,278,182,152

Represented by

Trust capital	$11,278,182,152

Total — representing net assets applicable to outstanding capital stock	$11,278,182,152

Class 2

Net assets	$11,278,182,152

Shares outstanding	939,800,379

Net asset value per share	$12.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$18,208,622

Dividends — affiliated issuers	94,539,132

Interest	7,156,125

Total income	119,903,879

Expenses:

Investment management fees	17,864,244

Distribution and/or service fees

Class 2	26,889,040

Transfer agent fees

Class 2	1,898,766

Administration fees	3,158,775

Compensation of board members	141,798

Custodian fees	65,633

Printing and postage fees	287,886

Audit fees	28,960

Legal fees	81,629

Other	120,125

Total expenses	50,536,856

Net investment income	69,367,023

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	(9,907,874)

Investments — affiliated issuers	193,038,732

Capital gain distributions from underlying affiliated funds	80,873,638

Foreign currency translations	(597,398)

Forward foreign currency exchange contracts	1,171,545

Futures contracts	(112,639,632)

Options purchased	(8,167,803)

Net realized gain	143,771,208

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	(12,901,361)

Investments — affiliated issuers	(431,002,752)

Foreign currency translations	164,964

Forward foreign currency exchange contracts	(84,271)

Futures contracts	(24,364,572)

Options purchased	(43,970,247)

Net change in unrealized depreciation	(512,158,239)

Net realized and unrealized loss	(368,387,031)

Net decrease in net assets from operations	$(299,020,008)

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations

Net investment income	$69,367,023	$37,993,681

Net realized gain	143,771,208	153,504,912

Net change in unrealized appreciation (depreciation)	(512,158,239)	203,569,947

Net increase (decrease) in net assets resulting from operations	(299,020,008)	395,068,540

Increase in net assets from capital stock activity	1,659,690,783	3,500,378,238

Total increase in net assets	1,360,670,775	3,895,446,778

Net assets at beginning of year	9,917,511,377	6,022,064,599

Net assets at end of year	$11,278,182,152	$9,917,511,377

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	139,314,714	1,721,326,732	293,485,176	3,513,148,808

Redemptions	(5,008,014)	(61,635,949)	(1,060,520)	(12,770,570)

Net increase	134,306,700	1,659,690,783	292,424,656	3,500,378,238

Total net increase	134,306,700	1,659,690,783	292,424,656	3,500,378,238

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$12.31	$11.74	$10.27	$10.00

Income from investment operations:

Net investment income	0.08	0.06	0.10	0.05

Net realized and unrealized gain (loss)	(0.39)	0.51	1.37	0.22

Total from investment operations	(0.31)	0.57	1.47	0.27

Net asset value, end of period	$12.00	$12.31	$11.74	$10.27

Total return	(2.52%)	4.86%	14.31%	2.70%

Ratios to average net assets(b)

Total gross expenses	0.47%	0.47%	0.50%	0.56	%(c)

Total net expenses(d)	0.47%	0.47%	0.49%	0.53	%(c)

Net investment income	0.64%	0.46%	0.94%	0.74	%(c)

Supplemental data

Net assets, end of period (in thousands)	$11,278,182	$9,917,511	$6,022,065	$2,136,697

Portfolio turnover	119%	107%	125%	117%

Notes to Financial Highlights

(a)	Based on operations from April 19, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the NYSE on the valuation date.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

22	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that

24	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Annual Report 2015	25

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of capital trust — unrealized appreciation on futures contracts	15,085,873	*
Equity risk	Investments, at value — Options purchased	146,524,020
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	126,180
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	4,082,964	*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	1,718,893	*
Total		167,537,930

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	6,562,742	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	9,674
Foreign exchange risk	Component of trust capital — unrealized depreciation on futures contracts	476,060	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	4,073,374	*
Total		11,121,850

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the or year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Total ($)
Equity risk	—	(92,930,940)	(8,167,803)	(101,098,743)

Foreign exchange risk	1,171,545	(5,472,709)	—	(4,301,164)

Interest rate risk	—	(14,235,983)	—	(14,235,983)

Total	1,171,545	(112,639,632)	(8,167,803)	(119,635,890)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Total ($)
Equity risk	—	(20,286,347)	(43,970,247)	(64,256,594)

Foreign exchange risk	(84,271)	3,606,904	—	3,522,633

Interest rate risk	—	(7,685,129)	—	(7,685,129)

Total	(84,271)	(24,364,572)	(43,970,247)	(68,419,090)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	2,761,730,532
Futures contracts — Short	1,021,473,313

Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	158,836,029

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	91,633	(44,978)

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may

26	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Annual Report 2015	27

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2015:

	Barclays ($)	BNP Paribas ($)	Deutsche Bank ($)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	—	—	—	60,117	—	66,063	126,180
Options purchased puts	—	—	146,524,020	—	—	—	146,524,020
Total Assets	—	—	146,524,020	60,117	—	66,063	146,650,200
Liabilities
Forward foreign currency exchange contracts	—	—	—	—	9,674	—	9,674
Total Liabilities	—	—	—	—	9,674	—	9,674
Total Financial and Derivative Net Assets	—	—	146,524,020	60,117	(9,674)	66,063	146,640,526
Total collateral received (pledged)(a)	—	—	—	—	—	—	—
Net Amount(b)	—	—	146,524,020	60,117	(9,674)	66,063	146,640,526

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make

28	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.17% of the Fund’s average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than Underlying Funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.03% of the Fund’s average daily net assets.

Annual Report 2015	29

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $17,115.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund’s average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

For the year ended December 31, 2015, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets of Class 2 shares was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the

Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class 2	1.10%	1.10%

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $12,258,871,050 and $10,958,655,646, respectively, for the year ended December 31, 2015, of which $7,957,921,435 and $7,474,193,266 respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

30	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the

Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with

Annual Report 2015	31

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Managed Volatility Moderate Growth Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 22, 2016

Annual Report 2015	33

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

34	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2015	35

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

36	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length Of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup, Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182

Chairman of the Board,

Columbia Management

Investment Advisers,

LLC since May 2010;

Director, Columbia

Management

Investment Distributors,

Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015	37

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009;President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

38	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

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Annual Report 2015	39

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

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40	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MANAGED VOLATILITY MODERATE GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	41

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6538 E (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Variable Portfolio — Cash Management Fund (the Fund) Class 3 shares returned 0.01% for the 12-month period that ended December 31, 2015.

■

The Fund’s annualized simple yield and annualized compound yield were both 0.01% for the seven-day period ended December 31, 2015. Generally, seven-day current yields more closely reflect the current earnings of the Fund than the total return. However, in this extremely low rate environment, that has not been the case. Current short-term yields may be higher or lower than the figures shown.

■	The Fund is intended to serve as a conservative, shorter term investment choice for individuals seeking current income.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	0.01	0.01	1.16
Class 2*	05/03/10	0.01	0.01	1.16
Class 3	10/13/81	0.01	0.01	1.16

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

2	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

PORTFOLIO OVERVIEW

(Unaudited)

Portfolio Breakdown (%) (at December 31, 2015)
Asset-Backed Commercial Paper	10.5
Asset-Backed Securities — Non-Agency	0.1
Certificates of Deposit	17.3
Commercial Paper	29.4
Repurchase Agreements	5.6
U.S. Government & Agency Obligations	26.8
U.S. Treasury Obligations	10.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Portfolio Management

Leonard Aplet, CFA

John McColley

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,000.10	1,024.50	0.71	0.71	0.14
Class 2	1,000.00	1,000.00	1,000.10	1,024.45	0.76	0.77	0.15
Class 3	1,000.00	1,000.00	1,000.10	1,024.45	0.76	0.77	0.15

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not limited the expenses of the Fund during the six months ended December 31, 2015, the annualized expense ratios would have been 0.45% for Class 1, 0.70% for Class 2 and 0.58% for Class 3. The actual expenses paid would have been $2.27 for Class 1, $3.53 for Class 2 and $2.92 for Class 3; the hypothetical expenses paid would have been $2.29 for Class 1, $3.57 for Class 2 and $2.96 for Class 3.

4	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 10.5%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
MetLife Short Term Funding LLC(a)
01/04/16	0.170%	11,000,000	10,999,789
01/19/16	0.210%	4,000,000	3,999,560

Old Line Funding LLC(a)
03/18/16	0.600%	3,000,000	2,996,150

Old Line Funding LLC(a)(b)
01/19/16	0.270%	5,000,000	5,000,000

Regency Markets No. 1 LLC(a)
01/08/16	0.370%	13,000,000	12,998,939

Thunder Bay Funding LLC(a)
01/19/16	0.270%	11,000,000	10,998,460

Total Asset-Backed Commercial Paper
(Cost: $46,992,898)			46,992,898

Commercial Paper 29.4%
BANKING 8.5%
Bank of Nova Scotia(a)
03/18/16	0.550%	8,000,000	7,990,589

Royal Bank of Canada
01/04/16	0.130%	12,000,000	11,999,830

Scotiabanc, Inc.(a)
01/04/16	0.170%	3,000,000	2,999,945

Toronto Dominion Holdings USA, Inc.(a)
02/17/16	0.250%	15,000,000	14,995,104

Total			37,985,468

CONSUMER PRODUCTS 2.9%
Procter & Gamble Co. (The)(a)
01/27/16	0.320%	8,000,000	7,998,093
01/22/16	0.320%	5,000,000	4,999,038

Total			12,997,131

INTEGRATED ENERGY 5.4%
Chevron Corp.(a)
01/11/16	0.180%	11,000,000	10,999,389

Exxon Mobil Corp.
01/05/16	0.120%	6,000,000	5,999,900
03/17/16	0.440%	7,000,000	6,993,498

Total			23,992,787

LIFE INSURANCE 3.6%
New York Life Capital Corp.(a)
01/06/16	0.150%	10,000,000	9,999,750
01/04/16	0.140%	6,000,000	5,999,910

Total			15,999,660

PHARMACEUTICALS 5.8%
Johnson & Johnson(a)
01/12/16	0.280%	13,000,000	12,998,808

Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Roche Holdings, Inc.(a)
01/11/16	0.170%	13,000,000	12,999,336

Total			25,998,144

PROPERTY & CASUALTY 2.3%
Travelers Co., Inc.(a)
01/04/16	0.110%	10,000,000	9,999,875

TRANSPORTATION SERVICES 0.9%
NetJets, Inc.(a)
01/04/16	0.230%	4,000,000	3,999,900

Total Commercial Paper
(Cost: $130,972,965)			130,972,965

Certificates of Deposit 17.3%
Australia & New Zealand Banking Group Ltd.
01/05/16	0.360%	13,000,000	13,000,000

BB&T Corp.
02/23/16	0.440%	5,000,000	5,000,000
03/22/16	0.550%	7,000,000	7,000,000

Bank of Montreal Chicago Branch
01/25/16	0.330%	8,000,000	8,000,000

Canadian Imperial Bank of Commerce
01/04/16	0.130%	13,000,000	13,000,000

Chase Bank USA NA(b)
01/26/16	0.580%	12,000,000	12,000,000

HSBC Bank USA NA(b)
03/24/16	0.600%	6,000,000	6,000,000

Wells Fargo Bank NA(b)
01/15/16	0.500%	8,000,000	8,000,000

Westpac Banking Corp.(a)(b)
03/03/16	0.400%	5,000,000	5,000,000

Total Certificates of Deposit
(Cost: $77,000,000)			77,000,000

U.S. Government & Agency Obligations 26.9%
Federal Home Loan Banks Discount Notes
01/04/16	0.120%	16,000,000	15,999,794
01/05/16	0.060%	2,000,000	1,999,982
01/06/16	0.090%	12,700,000	12,699,814
01/08/16	0.210%	8,000,000	7,999,627
01/15/16	0.100%	11,000,000	10,999,541
01/22/16	0.150%	16,000,000	15,998,588
01/28/16	0.240%	11,000,000	10,997,945
02/17/16	0.250%	14,000,000	13,995,431
02/24/16	0.250%	10,000,000	9,996,250

Federal Home Loan Banks(b)
08/26/16	0.390%	10,000,000	10,000,000

Federal Home Loan Mortgage Corp. Discount Notes
01/07/16	0.090%	9,000,000	8,999,850

Total U.S. Government & Agency Obligations
(Cost: $119,686,822)			119,686,822

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Repurchase Agreements 5.6%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-Party RBC Capital Markets LLC dated 12/31/15, matures 01/04/16 repurchase price $12,000,347 (collateralized by U.S. Treasury Securities, total market value $12,240,081)
	0.260%	12,000,000	12,000,000

Tri-Party TD Securities (USA) LLC dated 12/31/15, matures 01/04/16 repurchase price $13,000,462 (collateralized by U.S. Government Agencies and U.S. Treasury Securities, total market value $13,260,076)
	0.320%	13,000,000	13,000,000

Total Repurchase Agreements
(Cost: $25,000,000)			25,000,000

Asset-Backed Securities — Non-Agency 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ABS OTHER —%
Dell Equipment Finance Trust Series 2015-1 Class A1(a)
04/22/16	0.420%	179,287	179,287

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CAR LOAN 0.1%
ARI Fleet Lease Trust Series 2015-A Class A1(a)
04/15/16	0.400%	232,927	232,927

Enterprise Fleet Financing LLC Series 2015-1 Class A1(a)
03/20/16	0.360%	55,082	55,082

Total			288,009

Total Asset-Backed Securities — Non-Agency
(Cost: $467,296)			467,296

U.S. Treasury Obligations 10.3%
U.S. TREASURY(b)
01/31/16	0.260%	23,000,000	22,999,717
04/30/16	0.284%	6,000,000	6,000,020
04/30/17	0.289%	8,000,000	7,998,600
07/31/17	0.292%	9,000,000	8,984,483

Total U.S. Treasury Obligations
(Cost: $45,982,820)			45,982,820

Total Investments
(Cost: $446,102,801)			446,102,801

Other Assets & Liabilities, Net			(657,702)

Net Assets			445,445,099

Notes to Portfolio of Investments

(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2015, the value of these securities amounted to $158,439,931 or 35.57% of net assets.

(b)	Variable rate security.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Asset-Backed Commercial Paper	—	46,992,898	—	46,992,898

Commercial Paper	—	130,972,965	—	130,972,965

Certificates of Deposit	—	77,000,000	—	77,000,000

U.S. Government & Agency Obligations	—	119,686,822	—	119,686,822

Repurchase Agreements	—	25,000,000	—	25,000,000

Asset-Backed Securities — Non-Agency	—	467,296	—	467,296

U.S. Treasury Obligations	—	45,982,820	—	45,982,820

Total Investments	—	446,102,801	—	446,102,801

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $421,102,801)	$421,102,801

Repurchase agreements (identified cost $25,000,000)	25,000,000

Total investments (identified cost $446,102,801)	446,102,801

Cash	39,337

Receivable for:

Capital shares sold	448,111

Interest	35,390

Expense reimbursement due from Investment Manager	146,031

Prepaid expenses	2,915

Trustees’ deferred compensation plan	37,427

Total assets	446,812,012

Liabilities

Payable for:

Capital shares purchased	981,354

Dividend distributions to shareholders	122

Investment management fees	125,355

Distribution and/or service fees	34,600

Transfer agent fees	22,791

Administration fees	22,791

Compensation of board members	58,813

Other expenses	83,660

Trustees’ deferred compensation plan	37,427

Total liabilities	1,366,913

Net assets applicable to outstanding capital stock	$445,445,099

Represented by

Paid-in capital	$447,969,251

Excess of distributions over net investment income	(78,393)

Accumulated net realized loss	(2,445,759)

Total — representing net assets applicable to outstanding capital stock	$445,445,099

Class 1

Net assets	$149,749,050

Shares outstanding	149,696,194

Net asset value per share	$1.00

Class 2

Net assets	$29,276,394

Shares outstanding	29,271,816

Net asset value per share	$1.00

Class 3

Net assets	$266,419,655

Shares outstanding	266,335,846

Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

STATEMENT OF OPERATIONS

Year ended December 31, 2015

Net investment income

Income:

Interest	$686,875

Total income	686,875

Expenses:

Investment management fees	1,626,527

Distribution and/or service fees

Class 2	63,997

Class 3	348,548

Transfer agent fees

Class 1	113,069

Class 2	15,359

Class 3	167,297

Administration fees	295,038

Compensation of board members	15,712

Custodian fees	17,173

Printing and postage fees	141,123

Audit fees	22,460

Legal fees	9,641

Other	12,834

Total expenses	2,848,778

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,211,318)

Total net expenses	637,460

Net investment income	49,415

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	85,937

Net realized gain	85,937

Net realized and unrealized gain	85,937

Net increase in net assets resulting from operations	$135,352

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations

Net investment income	$49,415	$54,763

Net realized gain	85,937	110

Net increase in net assets resulting from operations	135,352	54,873

Distributions to shareholders

Net investment income

Class 1	(18,844)	(18,662)

Class 2	(2,562)	(2,233)

Class 3	(27,871)	(33,908)

Total distributions to shareholders	(49,277)	(54,803)

Decrease in net assets from capital stock activity	(29,504,422)	(228,141,111)

Total decrease in net assets	(29,418,347)	(228,141,041)

Net assets at beginning of year	474,863,446	703,004,487

Net assets at end of year	$445,445,099	$474,863,446

Excess of distributions over net investment income	$(78,393)	$(78,531)

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	125,265,766	125,265,766	22,405,420	22,405,420

Distributions reinvested	18,843	18,843	18,705	18,705

Redemptions	(121,706,668)	(121,706,668)	(179,352,920)	(179,352,920)

Net increase (decrease)	3,577,941	3,577,941	(156,928,795)	(156,928,795)

Class 2 shares

Subscriptions	35,493,999	35,493,999	24,454,326	24,454,326

Distributions reinvested	2,560	2,560	2,233	2,233

Redemptions	(29,068,837)	(29,068,838)	(22,569,947)	(22,569,946)

Net increase	6,427,722	6,427,721	1,886,612	1,886,613

Class 3 shares

Subscriptions	35,627,548	35,627,548	32,792,987	32,792,987

Distributions reinvested	27,882	27,882	33,928	33,928

Redemptions	(75,165,514)	(75,165,514)	(105,925,844)	(105,925,844)

Net decrease	(39,510,084)	(39,510,084)	(73,098,929)	(73,098,929)

Total net decrease	(29,504,421)	(29,504,422)	(228,141,112)	(228,141,111)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect fees and expenses imposed to the variable accounts or contracts, as applicable; such fees and expenses would reduce total returns for all periods shown. Total return is not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Net realized and unrealized gain	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Less distributions to shareholders:

Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)

Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.01%		0.01%

Ratios to average net assets

Total gross expenses	0.49%		0.48%		0.48%		0.47%		0.47%

Total net expenses(b)	0.13%		0.09%		0.10%		0.14%		0.15%

Net investment income	0.01%		0.01%		0.01%		0.01%		0.01%

Supplemental data

Net assets, end of period (in thousands)	$149,749		$146,143		$303,071		$324,195		$283,185

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Net realized and unrealized gain	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Less distributions to shareholders:

Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)

Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.01%		0.01%

Ratios to average net assets

Total gross expenses	0.75%		0.73%		0.73%		0.72%		0.71%

Total net expenses(b)	0.13%		0.09%		0.10%		0.14%		0.15%

Net investment income	0.01%		0.01%		0.01%		0.01%		0.01%

Supplemental data

Net assets, end of period (in thousands)	$29,276		$22,843		$20,957		$8,224		$9,774

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Net realized and unrealized gain	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)

Less distributions to shareholders:

Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)

Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.01%		0.01%		0.01%		0.01%

Ratios to average net assets

Total gross expenses	0.62%		0.60%		0.61%		0.60%		0.59%

Total net expenses(b)	0.13%		0.09%		0.11%		0.14%		0.16%

Net investment income	0.01%		0.01%		0.01%		0.01%		0.01%

Supplemental data

Net assets, end of period (in thousands)	$266,420		$305,878		$378,976		$449,880		$579,896

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Cash Management Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds  1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Repurchase Agreements

The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under

Annual Report 2015	15

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2015:

	RBC Capital ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	12,000,000	13,000,000	25,000,000
Total Financial and Derivative Net Assets	12,000,000	13,000,000	25,000,000
Total collateral received (pledged)(a)	12,000,000	13,000,000	25,000,000
Net Amount(b)	—	—	—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily on an accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared daily and distributed quarterly. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Money Market Fund Reform

In July 2014 the U.S. Securities and Exchange Commission adopted amendments to the rules that govern money market funds, which will significantly change the way certain money market funds will be required to operate. These rules provide boards of trustees with the discretion to impose liquidity fees or redemption gates for non-government money market funds if portfolio liquidity drops below specified levels and will require institutional prime money market funds to price shares with a floating net asset value. Non-government money market funds will be required to restrict beneficial owners to natural persons if they want

16	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

to continue to maintain a stable net asset value. Government money market funds will not be required to float their net asset value or make themselves subject to liquidity fees or redemption gates. Money market funds are required to comply with the liquidity fees, redemption gates and floating net asset value rules by October 14, 2016. After considering the likely effects of the rule changes on the Fund, the Board approved a recommendation made by Columbia Management Investment Advisers, LLC (the Investment Manager) to convert the Fund to a government money market fund on or about May 1, 2016. On such date, the Fund will be re-named Columbia Variable Portfolio – Government Money Market Fund and will be required to invest 99.5% of its assets in cash, government securities and repurchase agreements collateralized by cash or government securities. By converting to a government money market fund, the Fund will seek to maintain a stable net asset value per share and will not be subject to liquidity fees or redemption gates.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.33% to 0.15% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.33% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $1,916.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class 1	0.450%	0.450%
Class 2	0.700	0.700
Class 3	0.575	0.575

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards and Trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2015	2014
Ordinary income	$49,277	$54,803

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,228
Capital loss carryforwards	(2,445,759)

At December 31, 2015, the cost of investments for federal income tax purposes was $446,102,801.

The following capital loss carryforwards, determined at December 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	124,555
2017	2,314,650
2018	6,554
Total	2,445,759

For the year ended December 31, 2015, $85,937 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not

18	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 6. Significant Risks

Shareholder Concentration Risk

Affiliated shareholders of record owned 91.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 2 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to

Annual Report 2015	19

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

20	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – Cash Management Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio - Cash Management Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 18, 2016

Annual Report 2015	21

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees
Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

22	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004 - 2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003- 2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980- 1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	124	Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

24	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182

Chairman of the Board,

Columbia Management

Investment Advisers,

LLC since May 2010;

Director, Columbia

Management

Investment Distributors,

Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015	25

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

26	Annual Report 2015

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Annual Report 2015	27

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

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28	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – CASH MANAGEMENT FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	29

Columbia Variable Portfolio – Cash Management Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6637 F (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Variable Portfolio — Select International Equity Fund (the Fund) Class 3 shares returned 5.03% for the 12-month period that ended December 31, 2015.

■	The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned -0.81% for the same time period.

■

The Fund’s strong relative performance was driven largely by a combination of stock selection within and relative allocations to the energy, financials and information technology sectors. From a geographical perspective, the Fund benefited from its relative weightings and selections in Japan, the United Kingdom and Spain.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	5.20	4.00	3.97
Class 2*	05/03/10	4.94	3.75	3.69
Class 3	01/13/92	5.03	3.88	3.89
MSCI EAFE Index (Net)		-0.81	3.60	3.03

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Select International Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Simon Haines, CFA

William Davies

David Dudding, CFA

Top Ten Holdings (%) (at December 31, 2015)
UBS AG (Switzerland)	3.5
Unilever PLC (United Kingdom)	2.8
AIA Group Ltd. (Hong Kong)	2.8
Bank of Ireland (Ireland)	2.7
Shimano, Inc. (Japan)	2.6
Roche Holding AG, Genusschein Shares (Switzerland)	2.6
ASML Holding NV (Netherlands)	2.5
Airbus Group SE (France)	2.5
Wolseley PLC (United Kingdom)	2.5
Bayer AG, Registered Shares (Germany)	2.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned 5.03%. The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned -0.81% over the same period. The Fund benefited from positive stock selection at both the regional and sector level, as well as favorable asset allocation decisions.

Mixed Results from Global Markets

Global equity markets delivered a positive, yet muted, performance over the year, but the headline result masked divergence between markets around the world. Among developed markets, Japan was robust in local currency terms, while Europe also produced a strongly positive return. The United States, however, experienced a sharp sell-off in August, a pattern repeated elsewhere in the world as concerns grew about China’s economy. While the United Kingdom struggled, given the large weighting of energy and mining companies in the benchmark which were hurt by the fall in commodity prices, it rallied slightly towards the end of 2015. Markets in Asia had a poor year, as China’s soaring equity market went into a sharp reverse in June, sending stocks and currencies around the region into a tailspin. Asian markets were further buffeted by capital outflows, as investors became increasingly focused on when the U.S. Federal Reserve (the Fed) would raise interest rates. The Fed raised rates by 0.25% in December, the first increase since 2006.

Central banks’ monetary policy was a key theme throughout the year, with markets in Europe and Japan buoyed by quantitative easing (QE). In the first half of 2015, a bigger-than-expected program of QE from the European Central Bank (ECB) boosted stocks in Europe and beyond, and took the euro to multi-year lows against the U.S. dollar. Towards the end of the year, the ECB announced that it was extending its bond-buying program and made a further cut to already negative deposit rates. Japanese equities rose over the year, supported by the large QE program and a marked decline in the yen, which provided a boost to the country’s crucial export sector. A weaker yen boosted sentiment on the outlook for corporate profits, while the poor gross domestic product (GDP) data prompted hopes that the Bank of Japan would unleash further stimulus in support of the economy. Asian markets’ performance was driven largely by the ebb and flow of sentiment regarding global liquidity and the condition of China’s economy. A strengthening U.S. economy, together with rate-hike fears, placed emerging market currencies under increasing pressure towards the end of the year. For much of the period, however, markets and currencies increasingly came under the sway of slumping oil prices. While cheaper oil offered the prospect of a boost to consumer spending, it also ravaged the economies of oil exporters, including Russia and Venezuela.

Contributors and Detractors

The Fund’s overweight position relative to its benchmark in information technology contributed to results, as did underweight positions in energy and financials. Asset allocation within these three sectors was positive, and was particularly strong in energy. Stock selection was the key driver of relative performance in information technology and financials as both achieved positive returns whereas energy fell back. The three strongest-contributing countries to the Fund on a relative basis (asset allocation and stock selection combined) were Japan, where we had an overweight, the

4	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

United Kingdom and Spain, which were both underweight allocations. In each case, stock selection was the main driver of returns. All three countries achieved positive absolute returns.

Individual stocks that contributed to Fund results during the period included SCSK Corporation, Japan Exchange Group and Airbus Group. SCSK continued to benefit from large telecommunications and transport projects which are seen as adding to earnings growth. Exchange operator Japan Exchange continued to outperform as investor attention on Japanese equities increased, and as trading volumes rose. European aircraft manufacturer Airbus performed strongly over the course of the year, initially driven by strong full-year 2014 results which came in ahead of consensus. The stock then rallied later in the year following another set of solid quarterly earnings, driven in large part by the commercial division.

Meanwhile, underweight allocations to consumer staples and utilities detracted the most from Fund performance, as did an overweight to health care. The underweighting in consumer staples was particularly unhelpful. Consumer staples and health care both achieved positive absolute returns; however, the utilities sector was down over the year. Among individual countries, overweight positions in Canada, Germany and the Netherlands detracted from performance. Allocation effects weighed on Canada’s relative performance, while stock selection led to underperformance from Germany and the Netherlands. All three countries experienced negative absolute returns. Individual stocks that were among the top detractors for the annual period included German auto-maker Volkswagen, an out-of benchmark position in materials company Methanex and ASML, a Dutch semiconductor equipment manufacturer.

Portfolio Positioning

By the end of the period, we had increased the Fund’s exposure to consumer discretionary, telecommunication services and information technology, while reducing weights in energy and materials, and moving to a zero weight in utilities. Among individual stocks, we initiated a position in ING Group, reflecting a less-cautious view regarding the European banking sector. We believe ING’s capital base is now strong enough to permit the return to a dividend, while also managing to grow net interest income. We also added Roche to the portfolio; we consider this Swiss health care company to be positively positioned at this time, having attractive asset developments within immune-oncology. We initiated a position in German financial services company Allianz, which stands to benefit in the medium term from any interest-rate rises. A new position in Royal Dutch Shell was also added; within the energy sector, we prefer defensive super-majors with strong balance sheets and cash flows, which may be used to acquire distressed assets.

Following recent gains, we reduced our position in French cosmetics company L’Oréal, and sold our holding in Total, a major French energy company. Our position in the Swiss pharmaceutical company Novartis was reduced to fund stronger ideas elsewhere in the portfolio. We also sold our position in Nestle as we believe the company faces a weakening growth outlook. We used the proceeds to fund a new position in Japanese automation/robotics company Yaskawa Electric. The industry is experiencing secular growth in demand, and we believe Yaskawa has a strong position

Country Breakdown (%) (at December 31, 2015)
Australia	3.2
Belgium	1.4
Brazil	0.3
Canada	1.3
Denmark	2.0
France	6.2
Germany	10.2
Hong Kong	5.0
Indonesia	1.3
Ireland	2.7
Japan	30.3
Netherlands	3.5
Spain	2.1
Switzerland	6.0
United Kingdom	23.0
United States(a)	1.5
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	17.3
Consumer Staples	7.5
Energy	2.2
Financials	23.4
Health Care	11.9
Industrials	18.5
Information Technology	10.3
Materials	5.5
Telecommunication Services	3.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

within the sector. The company aims to improve performance by simplifying its sprawling product portfolio, and by increasing automation in its production processes.

6	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	945.20	1,020.52	4.56	4.74	0.93
Class 2	1,000.00	1,000.00	944.40	1,019.26	5.78	6.01	1.18
Class 3	1,000.00	1,000.00	944.20	1,019.91	5.15	5.35	1.05

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.5%
Issuer	Shares	Value ($)
AUSTRALIA 3.2%
Ansell Ltd.	392,117	6,076,719

CSL Ltd.	64,654	4,929,201

Total		11,005,920

BELGIUM 1.4%
Anheuser-Busch InBev SA/NV	38,835	4,832,908

BRAZIL 0.3%
Kroton Educacional SA	416,600	1,003,526

CANADA 1.3%
Methanex Corp.	138,100	4,561,083

DENMARK 2.0%
Novo Nordisk A/S, Class B	116,522	6,746,415

FRANCE 6.2%
Airbus Group SE	127,247	8,574,841

L’Oreal SA	29,601	4,979,031

Schneider Electric SE	132,842	7,545,950

Total		21,099,822

GERMANY 10.2%
Allianz SE, Registered Shares	35,616	6,278,318

Bayer AG, Registered Shares	63,886	7,978,746

Brenntag AG	112,932	5,884,633

Continental AG	28,569	6,911,125

Linde AG	30,479	4,402,949

TUI AG	190,369	3,438,911

Total		34,894,682

HONG KONG 5.0%
AIA Group Ltd.	1,567,000	9,362,955

HKT Trust & HKT Ltd.	3,816,000	4,874,601

Hong Kong Exchanges and Clearing Ltd.	107,700	2,743,635

Total		16,981,191

INDONESIA 1.3%
PT Bank Rakyat Indonesia Persero Tbk	5,583,300	4,582,217

IRELAND 2.7%
Bank of Ireland(a)	25,009,962	9,157,531

JAPAN 30.3%
Capcom Co., Ltd.	319,300	7,699,525

Common Stocks (continued)
Issuer	Shares	Value ($)
Dentsu, Inc.	128,700	7,041,461

Ebara Corp.	721,000	3,426,298

FANUC Corp.	19,400	3,342,423

Hitachi High-Technologies Corp.	194,100	5,249,067

Japan Exchange Group, Inc.	475,800	7,437,598

Mazda Motor Corp.	255,500	5,272,181

Mitsubishi UFJ Financial Group, Inc.	1,223,700	7,579,903

Nomura Holdings, Inc.	898,100	5,002,467

OSG Corp.	358,500	6,777,448

Rakuten, Inc.	404,800	4,662,387

SCSK Corp.	151,000	6,067,016

Sekisui Chemical Co., Ltd.	552,000	7,207,060

Shimano, Inc.	57,900	8,891,041

Tadano Ltd.	343,000	4,152,324

Taiheiyo Cement Corp.	2,328,000	6,798,479

Yaskawa Electric Corp.	529,800	7,208,824

Total		103,815,502

NETHERLANDS 3.5%
ASML Holding NV	96,879	8,607,844

ING Groep NV-CVA	253,353	3,427,875

Total		12,035,719

SPAIN 2.1%
Industria de Diseno Textil SA	212,420	7,297,503

SWITZERLAND 6.0%
Roche Holding AG, Genusschein Shares	31,940	8,850,842

UBS AG	604,873	11,734,217

Total		20,585,059

UNITED KINGDOM 23.0%
3i Group PLC	881,841	6,246,798

AstraZeneca PLC	82,058	5,577,663

Berendsen PLC	400,367	6,347,009

BT Group PLC	932,355	6,473,878

Diageo PLC	219,681	5,998,996

GKN PLC	1,493,940	6,779,302

Hays PLC	3,672,425	7,887,094

Legal & General Group PLC	1,423,552	5,617,198

Rio Tinto PLC	93,155	2,712,233

Royal Dutch Shell PLC, Class A	322,810	7,362,351

Unilever PLC	220,305	9,449,357

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Wolseley PLC	157,220	8,539,073

Total		78,990,952

Total Common Stocks
(Cost: $323,377,588)		337,590,030

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	5,180,068	5,180,068

Total Money Market Funds
(Cost: $5,180,068)		5,180,068

Total Investments
(Cost: $328,557,656)		342,770,098

Other Assets & Liabilities, Net		99,385

Net Assets		342,869,483

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,800,872	96,925,348	(93,546,152)	5,180,068	5,192	5,180,068

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Australia	—	11,005,920	—	11,005,920

Belgium	—	4,832,908	—	4,832,908

Brazil	1,003,526	—	—	1,003,526

Canada	4,561,083	—	—	4,561,083

Denmark	—	6,746,415	—	6,746,415

France	—	21,099,822	—	21,099,822

Germany	—	34,894,682	—	34,894,682

Hong Kong	—	16,981,191	—	16,981,191

Indonesia	—	4,582,217	—	4,582,217

Ireland	—	9,157,531	—	9,157,531

Japan	—	103,815,502	—	103,815,502

Netherlands	—	12,035,719	—	12,035,719

Spain	—	7,297,503	—	7,297,503

Switzerland	—	20,585,059	—	20,585,059

United Kingdom	—	78,990,952	—	78,990,952

Total Common Stocks	5,564,609	332,025,421	—	337,590,030

Money Market Funds	—	5,180,068	—	5,180,068

Total Investments	5,564,609	337,205,489	—	342,770,098

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	1,800,872	1,800,872	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $323,377,588)	$337,590,030

Affiliated issuers (identified cost $5,180,068)	5,180,068

Total investments (identified cost $328,557,656)	342,770,098

Foreign currency (identified cost $89,912)	81,528

Receivable for:

Capital shares sold	22,314

Dividends	267,073

Foreign tax reclaims	409,448

Expense reimbursement due from Investment Manager	64,575

Prepaid expenses	2,578

Trustees’ deferred compensation plan	11,312

Total assets	343,628,926

Liabilities

Due to custodian	3,798

Payable for:

Capital shares purchased	288,045

Investment management fees	232,858

Distribution and/or service fees	37,100

Transfer agent fees	17,616

Administration fees	23,489

Compensation of board members	40,216

Printing and postage fees	63,746

Other expenses	41,263

Trustees’ deferred compensation plan	11,312

Total liabilities	759,443

Net assets applicable to outstanding capital stock	$342,869,483

Represented by

Paid-in capital	$399,057,041

Undistributed net investment income	153,245

Accumulated net realized loss	(70,490,425)

Unrealized appreciation (depreciation) on:

Investments	14,212,442

Foreign currency translations	(62,820)

Total — representing net assets applicable to outstanding capital stock	$342,869,483

Class 1

Net assets	$11,980,927

Shares outstanding	881,226

Net asset value per share	$13.60

Class 2

Net assets	$16,240,057

Shares outstanding	1,198,860

Net asset value per share	$13.55

Class 3

Net assets	$314,648,499

Shares outstanding	23,169,556

Net asset value per share	$13.58

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$7,338,945

Dividends — affiliated issuers	5,192

Foreign taxes withheld	(727,693)

Total income	6,616,444

Expenses:

Investment management fees	2,841,750

Distribution and/or service fees

Class 2	29,514

Class 3	416,957

Transfer agent fees

Class 1	7,947

Class 2	7,083

Class 3	200,133

Administration fees	286,893

Compensation of board members	14,070

Custodian fees	40,834

Printing and postage fees	188,346

Audit fees	34,418

Legal fees	7,822

Other	14,246

Total expenses	4,090,013

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(308,190)

Total net expenses	3,781,823

Net investment income	2,834,621

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	21,910,057

Foreign currency translations	(225,143)

Net realized gain	21,684,914

Net change in unrealized appreciation (depreciation) on:

Investments	(6,885,078)

Foreign currency translations	3,664

Net change in unrealized depreciation	(6,881,414)

Net realized and unrealized gain	14,803,500

Net increase in net assets resulting from operations	$17,638,121

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations

Net investment income	$2,834,621	$5,404,113

Net realized gain	21,684,914	25,855,017

Net change in unrealized depreciation	(6,881,414)	(66,174,058)

Net increase (decrease) in net assets resulting from operations	17,638,121	(34,914,928)

Distributions to shareholders

Net investment income

Class 1	(133,188)	(279,722)

Class 2	(93,559)	(131,217)

Class 3	(3,060,036)	(6,469,706)

Total distributions to shareholders	(3,286,783)	(6,880,645)

Decrease in net assets from capital stock activity	(18,202,088)	(40,712,792)

Total decrease in net assets	(3,850,750)	(82,508,365)

Net assets at beginning of year	346,720,233	429,228,598

Net assets at end of year	$342,869,483	$346,720,233

Undistributed net investment income	$153,245	$37,601

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	18,977	254,551	22,707	310,722

Distributions reinvested	9,641	133,188	20,115	279,722

Redemptions	(178,931)	(2,489,141)	(168,195)	(2,310,573)

Net decrease	(150,313)	(2,101,402)	(125,373)	(1,720,129)

Class 2 shares

Subscriptions	641,491	8,999,510	171,121	2,353,629

Distributions reinvested	6,833	93,559	9,453	131,217

Redemptions	(48,356)	(669,257)	(107,625)	(1,449,624)

Net increase	599,968	8,423,812	72,949	1,035,222

Class 3 shares

Subscriptions	119,823	1,681,715	19,949	277,798

Distributions reinvested	221,537	3,060,036	465,365	6,469,706

Redemptions	(2,113,105)	(29,266,249)	(3,417,751)	(46,775,389)

Net decrease	(1,771,745)	(24,524,498)	(2,932,437)	(40,027,885)

Total net decrease	(1,322,090)	(18,202,088)	(2,984,861)	(40,712,792)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$13.06	$14.53	$12.09	$10.44	$12.09

Income from investment operations:

Net investment income	0.13	0.21	0.16	0.21	0.18

Net realized and unrealized gain (loss)	0.55	(1.43)	2.51	1.63	(1.66)

Total from investment operations	0.68	(1.22)	2.67	1.84	(1.48)

Less distributions to shareholders:

Net investment income	(0.14)	(0.25)	(0.23)	(0.19)	(0.17)

Total distributions to shareholders	(0.14)	(0.25)	(0.23)	(0.19)	(0.17)

Net asset value, end of period	$13.60	$13.06	$14.53	$12.09	$10.44

Total return	5.20%	(8.47%)	22.35%	17.85%	(12.37%)

Ratios to average net assets(a)

Total gross expenses	1.01%	0.98%	1.00%	0.99%	1.01%

Total net expenses(b)	0.93%	0.98%	1.00%	0.99%	1.01%

Net investment income	0.91%	1.51%	1.24%	1.89%	1.56%

Supplemental data

Net assets, end of period (in thousands)	$11,981	$13,471	$16,809	$16,421	$15,957

Portfolio turnover	57%	53%	88%	66%	64%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$13.02	$14.50	$12.07	$10.43	$12.07

Income from investment operations:

Net investment income	0.08	0.17	0.11	0.19	0.15

Net realized and unrealized gain (loss)	0.56	(1.42)	2.52	1.62	(1.64)

Total from investment operations	0.64	(1.25)	2.63	1.81	(1.49)

Less distributions to shareholders:

Net investment income	(0.11)	(0.23)	(0.20)	(0.17)	(0.15)

Total distributions to shareholders	(0.11)	(0.23)	(0.20)	(0.17)	(0.15)

Net asset value, end of period	$13.55	$13.02	$14.50	$12.07	$10.43

Total return	4.94%	(8.72%)	22.09%	17.49%	(12.51%)

Ratios to average net assets(a)

Total gross expenses	1.28%	1.24%	1.26%	1.24%	1.27%

Total net expenses(b)	1.18%	1.23%	1.25%	1.24%	1.27%

Net investment income	0.61%	1.23%	0.84%	1.66%	1.29%

Supplemental data

Net assets, end of period (in thousands)	$16,240	$7,797	$7,624	$3,620	$2,529

Portfolio turnover	57%	53%	88%	66%	64%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$13.05	$14.52	$12.09	$10.44	$12.08

Income from investment operations:

Net investment income	0.11	0.19	0.15	0.20	0.16

Net realized and unrealized gain (loss)	0.55	(1.42)	2.50	1.63	(1.64)

Total from investment operations	0.66	(1.23)	2.65	1.83	(1.48)

Less distributions to shareholders:

Net investment income	(0.13)	(0.24)	(0.22)	(0.18)	(0.16)

Total distributions to shareholders	(0.13)	(0.24)	(0.22)	(0.18)	(0.16)

Net asset value, end of period	$13.58	$13.05	$14.52	$12.09	$10.44

Total return	5.03%	(8.56%)	22.16%	17.70%	(12.42%)

Ratios to average net assets(a)

Total gross expenses	1.14%	1.11%	1.13%	1.12%	1.17%

Total net expenses(b)	1.05%	1.10%	1.13%	1.12%	1.17%

Net investment income	0.79%	1.39%	1.10%	1.76%	1.33%

Supplemental data

Net assets, end of period (in thousands)	$314,648	$325,451	$404,795	$375,844	$385,473

Portfolio turnover	57%	53%	88%	66%	64%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Select International Equity Fund (formerly known as Columbia Variable Portfolio —International Opportunity Fund) (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective May 1, 2015, Columbia Variable Portfolio —International Opportunity Fund was renamed Columbia Variable Portfolio — Select International Equity Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Annual Report 2015	19

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net

20	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Annual Report 2015	21

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $1,712.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class 1	0.930%	0.930%
Class 2	1.180	1.180
Class 3	1.055	1.055

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

22	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$567,806
Accumulated net realized loss	(567,806)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2015 ($)	Year Ended December 31, 2014 ($)
Ordinary income	3,286,783	6,880,645

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$445,439
Capital loss carryforwards	(69,528,803)
Net unrealized appreciation	13,008,823

At December 31, 2015, the cost of investments for federal income tax purposes was $329,761,275 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$30,294,506
Unrealized depreciation	(17,285,683)
Net unrealized appreciation	$13,008,823

The following capital loss carryforwards, determined at December 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	69,528,803

For the year ended December 31, 2015, $21,312,263 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $199,348,916 and $218,289,879 respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 96.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the

24	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	25

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Select International Equity Fund (formerly known as

Columbia Variable Portfolio — International Opportunity Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Select International Equity Fund (formerly known as Columbia Variable Portfolio — International Opportunity Fund) (the “Fund,” a series of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 18, 2016

26	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations

Foreign Taxes Paid	$530,652
Foreign Taxes Paid Per Share	$0.02
Foreign Source Income	$7,338,944
Foreign Source Income Per Share	$0.29

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2015	27

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees
Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

28	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013;
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003- 2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980- 1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2015	29

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	124	Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

30	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182

Chairman of the Board,

Columbia Management

Investment Advisers,

LLC since May 2010;

Director, Columbia

Management

Investment Distributors,

Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015	31

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

32	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT INTERNATIONAL EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	33

Columbia Variable Portfolio – Select International Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6493 F (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Variable Portfolio — Large Cap Growth Fund (the Fund) Class 3 shares returned 9.00% for the 12-month period that ended December 31, 2015.

■	The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 5.67% for the same time period.

■	Stock selection in the technology, health care and, to a lesser extent, industrials sectors generally accounted for the Fund’s performance advantage over the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	9.12	13.63	6.84
Class 2*	05/03/10	8.80	13.33	6.61
Class 3	09/15/99	9.00	13.49	6.77
Russell 1000 Growth Index		5.67	13.53	8.53

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA, CAIA

Tchintcia Barros, CFA

Top Ten Holdings (%) (at December 31, 2015)
Amazon.com, Inc.	3.9
Apple, Inc.	3.8
Microsoft Corp.	3.4
Facebook, Inc., Class A	3.3
Alphabet, Inc., Class A	3.2
Visa, Inc., Class A	2.8
Alphabet, Inc., Class C	2.8
CVS Health Corp.	2.7
PepsiCo, Inc.	2.6
Comcast Corp., Class A	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	97.9
Money Market Funds	2.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	21.2
Consumer Staples	10.3
Financials	6.0
Health Care	19.2
Industrials	8.7
Information Technology	33.3
Materials	1.3
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

At December 31, 2015, approximately 77.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned 9.00%. The Fund’s benchmark, the Russell 1000 Growth Index returned 5.67% over the same period. Stock selection in the technology, health care and, to a lesser extent, industrials sectors aided performance relative to the benchmark. Stock selection in the consumer discretionary and energy sectors detracted from relative results.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued for a fourth straight year, with China’s slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. In the United States, another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A widening trade deficit also took a significant bite out of growth. The U.S. economy rebounded despite these setbacks, and the seven-year expansion remained intact. The labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales, and solid holiday spending cheered retailers. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets as most foreign stock markets ended the year in the red.

In December, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. The move was received well by the stock market, which had plenty of notice that it was coming after several delays and the slow-walking of the policy shift by Fed chair Janet Yellen.

Contributors and Detractors

In the technology sector, a host of names contributed to the Fund’s performance advantage over the benchmark. Gaming company Electronic Arts continued to deliver strong results. An overweight in the stock amplified the impact of its gains on Fund returns. Electronic Arts develops, markets,

4	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

publishes and distributes video games. Investors continued to respond favorably to the company’s strong earnings and solid margin improvement. Within the semiconductors and semiconductor equipment segment, Avago Technologies acquired Broadcom at a premium and the Fund benefited from exposure to both stocks. An overweight in Palo Alto Networks in the communications equipment segment also made a solid contribution to return. The company is a leading provider of security software and solutions, which has generated strong revenue and earnings growth based on robust corporate demand for enterprise security solutions. Overweight positions in Facebook and in Alphabet (Google) were additional contributors to the Fund’s results relative to the benchmark. Continued rapid adoption of mobile advertising provided a favorable backdrop for both Alphabet, the new holding company for Google and its many business units, and Facebook. Lack of exposure to Oracle was another plus for the Fund. Finally, positive exposure to “software as a service” and cloud-software names aided relative results, including Red Hat and ServiceNow.

In health care, most of the Fund’s outperformance came from biotechnology holdings, including Pharmacyclics, Alkermes and Alexion Pharmaceuticals. Pharmacyclics is prized for its flagship asset Imbruvica®, considered to be an effective treatment for hematological malignancies, such as leukemia and lymphoma. The company was acquired by AbbVie. The acquisition supported our thesis that innovative products can make smaller biotechnology companies attractive to larger, more traditional pharmaceutical companies, and our outlook continues to remain favorable for biotechnology. Both Alkermes and Alexion Pharmaceuticals, which are known for innovative key products, rebounded nicely after a third quarter sell-off in the group. Alkermes is a biopharmaceutical company that focuses on central nervous system diseases. Alexion Pharmaceuticals develops therapies for patients with rare and devastating diseases. Elsewhere in health care, Thermo Fisher Scientific was a solid performer and Covidien was purchased by Medtronic, which also bolstered results. At the end of the period, the Fund remained overweight in health care, but we cut back somewhat on health care exposure in the second half of the year.

An underweight in the industrials sector also helped relative performance as companies in the sector faced strong headwinds. Strong stock selection in industrials helped Fund results as did an overweight in machinery, where Snap-On was a solid performer. Snap-On manufactures and distributes tools and equipment for auto and other service-related industries and has gained market share in both the United States and Europe. In the aerospace and defense segment, Northrop Grumman shares rose on news that the Pentagon had awarded the company the contract to build a new long range striker, one of the largest U.S. defense contracts in a decade. We did well to avoid certain names in the transportation area that were weak, including Union Pacific and United Parcel Service.

On the negative side, energy was weak all year. The biggest energy detractor was Kinder Morgan, an overweight in the Fund. We sold the stock. The consumer discretionary sector also underperformed, and Fund holdings DISH Networks and Hudson’s Bay, a Canadian retailer, detracted from relative results. DISH Networks lagged after a period of strong performance as investors took a more cautious view of the value of the company’s spectrum (radio frequency that enables wireless communications) holdings. Fear of weak traffic and reduced profitability hurt department stores overall and Hudson’s Bay shares lost ground in the downdraft.

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,004.70	1,021.22	3.99	4.02	0.79
Class 2	1,000.00	1,000.00	1,003.10	1,019.96	5.25	5.30	1.04
Class 3	1,000.00	1,000.00	1,003.90	1,020.57	4.65	4.69	0.92

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.1%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 20.8%
Auto Components 0.8%

Visteon Corp.(a)	100,240	11,477,480

Hotels, Restaurants & Leisure 2.5%

Norwegian Cruise Line Holdings Ltd.(a)	405,381	23,755,327

Starwood Hotels & Resorts Worldwide, Inc.	192,340	13,325,315

Total		37,080,642

Household Durables 1.1%

Jarden Corp.(a)	286,440	16,361,453

Internet & Catalog Retail 7.1%

Amazon.com, Inc.(a)	84,681	57,235,041

Ctrip.com International Ltd., ADR(a)	236,136	10,940,181

Expedia, Inc.	135,790	16,878,697

Priceline Group, Inc. (The)(a)	16,032	20,439,998

Total		105,493,917

Media 3.7%

Comcast Corp., Class A	656,010	37,018,644

DISH Network Corp., Class A(a)	303,359	17,346,068

Total		54,364,712

Multiline Retail 0.5%

Hudson’s Bay Co.	597,784	7,819,535

Specialty Retail 3.8%

Lowe’s Companies, Inc.	462,643	35,179,374

TJX Companies, Inc. (The)	301,260	21,362,346

Total		56,541,720

Textiles, Apparel & Luxury Goods 1.3%

lululemon athletica, Inc.(a)	154,280	8,095,072

VF Corp.	187,272	11,657,682

Total		19,752,754

Total Consumer Discretionary		308,892,213

CONSUMER STAPLES 10.1%
Beverages 4.1%

Coca-Cola Enterprises, Inc.	205,007	10,094,545

Molson Coors Brewing Co., Class B	138,170	12,976,926

PepsiCo, Inc.	374,870	37,457,010

Total		60,528,481

Food & Staples Retailing 3.9%

CVS Health Corp.	409,155	40,003,085

Kroger Co. (The)	418,228	17,494,477

Total		57,497,562

Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 2.1%

Philip Morris International, Inc.	364,730	32,063,414

Total Consumer Staples		150,089,457

FINANCIALS 5.9%
Banks 1.4%

Fifth Third Bancorp	396,402	7,967,680

Wells Fargo & Co.	223,828	12,167,290

Total		20,134,970

Capital Markets 3.4%

Bank of New York Mellon Corp. (The)	345,470	14,240,273

BlackRock, Inc.	32,176	10,956,572

Goldman Sachs Group, Inc. (The)	59,100	10,651,593

Invesco Ltd.	444,950	14,896,926

Total		50,745,364

Real Estate Investment Trusts (REITs) 1.1%

Simon Property Group, Inc.	86,550	16,828,782

Total Financials		87,709,116

HEALTH CARE 18.8%
Biotechnology 10.3%

Alexion Pharmaceuticals, Inc.(a)	139,060	26,525,695

Alkermes PLC(a)	256,120	20,330,805

Biogen, Inc.(a)	93,985	28,792,305

BioMarin Pharmaceutical, Inc.(a)	27,359	2,866,129

Bluebird Bio, Inc.(a)	49,000	3,146,780

Celgene Corp.(a)	284,945	34,125,013

Incyte Corp.(a)	67,340	7,303,023

Intercept Pharmaceuticals, Inc.(a)	24,042	3,590,673

Novavax, Inc.(a)	559,340	4,692,863

Ultragenyx Pharmaceutical, Inc.(a)	45,644	5,120,344

Vertex Pharmaceuticals, Inc.(a)	131,105	16,496,942

Total		152,990,572

Health Care Equipment & Supplies 1.6%

Medtronic PLC	317,799	24,445,099

Health Care Providers & Services 2.6%

Express Scripts Holding Co.(a)	246,650	21,559,676

Laboratory Corp. of America Holdings(a)	142,350	17,600,154

Total		39,159,830

Life Sciences Tools & Services 1.9%

Thermo Fisher Scientific, Inc.	193,660	27,470,671

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 2.4%

Bristol-Myers Squibb Co.	509,838	35,071,756

Total Health Care		279,137,928

INDUSTRIALS 8.5%
Aerospace & Defense 1.3%

Northrop Grumman Corp.	99,660	18,816,805

Air Freight & Logistics 1.3%

FedEx Corp.	133,730	19,924,433

Airlines 1.6%

Delta Air Lines, Inc.	451,780	22,900,728

Electrical Equipment 0.6%

AMETEK, Inc.	166,480	8,921,663

Industrial Conglomerates 1.4%

Carlisle Companies, Inc.	234,860	20,829,733

Machinery 2.3%

Ingersoll-Rand PLC	215,380	11,908,360

Snap-On, Inc.	88,883	15,237,213

Stanley Black & Decker, Inc.	70,660	7,541,542

Total		34,687,115

Total Industrials		126,080,477

INFORMATION TECHNOLOGY 32.7%
Communications Equipment 1.1%

Palo Alto Networks, Inc.(a)	92,470	16,287,666

Internet Software & Services 11.1%

Alibaba Group Holding Ltd., ADR(a)	196,660	15,982,558

Alphabet, Inc., Class A(a)	59,618	46,383,400

Alphabet, Inc., Class C(a)	53,836	40,855,064

Facebook, Inc., Class A(a)	459,748	48,117,226

LinkedIn Corp., Class A(a)	61,860	13,923,449

Total		165,261,697

IT Services 2.8%

Visa, Inc., Class A	533,660	41,385,333

Semiconductors & Semiconductor Equipment 3.8%

Avago Technologies Ltd.	134,100	19,464,615

Common Stocks (continued)
Issuer	Shares	Value ($)
NVIDIA Corp.	225,770	7,441,379

NXP Semiconductors NV(a)	124,566	10,494,685

Qorvo, Inc.(a)	246,890	12,566,701

Skyworks Solutions, Inc.	89,250	6,857,078

Total		56,824,458

Software 10.2%

Electronic Arts, Inc.(a)	394,220	27,090,799

Microsoft Corp.	903,166	50,107,650

Red Hat, Inc.(a)	384,720	31,858,663

Salesforce.com, inc.(a)	241,613	18,942,459

ServiceNow, Inc.(a)	196,205	16,983,505

Tableau Software, Inc., Class A(a)	60,420	5,692,772

Total		150,675,848

Technology Hardware, Storage & Peripherals 3.7%

Apple, Inc.	523,824	55,137,714

Total Information Technology		485,572,716

MATERIALS 1.3%
Chemicals 1.3%

Eastman Chemical Co.	277,180	18,712,422

Total Materials		18,712,422

Total Common Stocks
(Cost: $1,257,776,626)		1,456,194,329

Money Market Funds 2.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.284%(b)(c)	31,939,717	31,939,717

Total Money Market Funds
(Cost: $31,939,717)		31,939,717

Total Investments
(Cost: $1,289,716,343)		1,488,134,046

Other Assets & Liabilities, Net		(4,585,474)

Net Assets		1,483,548,572

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	22,772,953	323,895,984	(314,729,220)	31,939,717	43,382	31,939,717

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	308,892,213	—	—	308,892,213

Consumer Staples	150,089,457	—	—	150,089,457

Financials	87,709,116	—	—	87,709,116

Health Care	279,137,928	—	—	279,137,928

Industrials	126,080,477	—	—	126,080,477

Information Technology	485,572,716	—	—	485,572,716

Materials	18,712,422	—	—	18,712,422

Total Common Stocks	1,456,194,329	—	—	1,456,194,329

Money Market Funds	—	31,939,717	—	31,939,717

Total Investments	1,456,194,329	31,939,717	—	1,488,134,046

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	22,772,953	22,772,953	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,257,776,626)	$1,456,194,329

Affiliated issuers (identified cost $31,939,717)	31,939,717

Total investments (identified cost $1,289,716,343)	1,488,134,046

Receivable for:

Dividends	1,189,467

Foreign tax reclaims	38,805

Expense reimbursement due from Investment Manager	32,195

Prepaid expenses	5,219

Trustees’ deferred compensation plan	20,417

Total assets	1,489,420,149

Liabilities

Payable for:

Investments purchased	2,431,942

Capital shares purchased	2,278,639

Investment management fees	842,271

Distribution and/or service fees	33,664

Transfer agent fees	75,976

Administration fees	69,684

Compensation of board members	42,613

Other expenses	76,371

Trustees’ deferred compensation plan	20,417

Total liabilities	5,871,577

Net assets applicable to outstanding capital stock	$1,483,548,572

Represented by

Trust capital	$1,483,548,572

Total — representing net assets applicable to outstanding capital stock	$1,483,548,572

Class 1

Net assets	$1,198,463,749

Shares outstanding	92,767,891

Net asset value per share	$12.92

Class 2

Net assets	$32,835,056

Shares outstanding	2,578,541

Net asset value per share	$12.73

Class 3

Net assets	$252,249,767

Shares outstanding	19,645,336

Net asset value per share	$12.84

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

STATEMENT OF OPERATIONS

Year ended December 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$14,711,512

Dividends — affiliated issuers	43,382

Foreign taxes withheld	(177,653)

Total income	14,577,241

Expenses:

Investment management fees	9,561,760

Distribution and/or service fees

Class 2	63,636

Class 3	302,880

Transfer agent fees

Class 1	700,285

Class 2	15,272

Class 3	145,377

Administration fees	792,452

Compensation of board members	27,001

Custodian fees	18,028

Printing and postage fees	123,764

Audit fees	21,784

Legal fees	14,778

Other	28,470

Total expenses	11,815,487

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(111,626)

Total net expenses	11,703,861

Net investment income	2,873,380

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	111,962,026

Foreign currency translations	2,092

Net realized gain	111,964,118

Net change in unrealized appreciation (depreciation) on:

Investments	(310,976)

Foreign currency translations	(36)

Net change in unrealized depreciation	(311,012)

Net realized and unrealized gain	111,653,106

Net increase in net assets resulting from operations	$114,526,486

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations

Net investment income	$2,873,380	$7,306,304

Net realized gain	111,964,118	205,124,311

Net change in unrealized depreciation	(311,012)	(45,470,193)

Net increase in net assets resulting from operations	114,526,486	166,960,422

Increase (decrease) in net assets from capital stock activity	119,520,599	(322,885,856)

Total increase (decrease) in net assets	234,047,085	(155,925,434)

Net assets at beginning of year	1,249,501,487	1,405,426,921

Net assets at end of year	$1,483,548,572	$1,249,501,487

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	23,533,640	300,961,060	10,609,005	113,377,442

Redemptions	(15,523,048)	(198,375,377)	(38,309,309)	(411,956,230)

Net increase (decrease)	8,010,592	102,585,683	(27,700,304)	(298,578,788)

Class 2 shares

Subscriptions	1,153,285	14,395,625	434,555	4,648,251

Redemptions	(180,227)	(2,247,147)	(210,891)	(2,264,767)

Net increase	973,058	12,148,478	223,664	2,383,484

Class 3 shares

Subscriptions	1,268,968	16,068,838	155,807	1,703,556

Redemptions	(905,367)	(11,282,400)	(2,640,638)	(28,394,108)

Net increase (decrease)	363,601	4,786,438	(2,484,831)	(26,690,552)

Total net increase (decrease)	9,347,251	119,520,599	(29,961,471)	(322,885,856)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$11.84	$10.37	$7.95	$6.61	$6.82

Income from investment operations:

Net investment income	0.03	0.06	0.05	0.05	0.03

Net realized and unrealized gain (loss)	1.05	1.41	2.37	1.29	(0.24)

Total from investment operations	1.08	1.47	2.42	1.34	(0.21)

Net asset value, end of period	$12.92	$11.84	$10.37	$7.95	$6.61

Total return	9.12%	14.18%	30.44%	20.27%	(3.08%)

Ratios to average net assets(a)

Total gross expenses	0.80%	0.80%	0.81%	0.88%	0.89%

Total net expenses(b)	0.79%	0.79%	0.79%	0.78%	0.77%

Net investment income	0.23%	0.59%	0.55%	0.64%	0.51%

Supplemental data

Net assets, end of period (in thousands)	$1,198,464	$1,003,539	$1,166,312	$46,512	$44,092

Portfolio turnover	56%	71%	93%	102%	104%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015		2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$11.70		$10.27	$7.90	$6.58	$6.81

Income from investment operations:

Net investment income	(0.00	)(a)	0.04	0.03	0.03	0.02

Net realized and unrealized gain (loss)	1.03		1.39	2.34	1.29	(0.25)

Total from investment operations	1.03		1.43	2.37	1.32	(0.23)

Net asset value, end of period	$12.73		$11.70	$10.27	$7.90	$6.58

Total return	8.80%		13.92%	30.00%	20.06%	(3.38%)

Ratios to average net assets(b)

Total gross expenses	1.05%		1.05%	1.06%	1.13%	1.15%

Total net expenses(c)	1.04%		1.04%	1.04%	1.03%	1.02%

Net investment income	(0.02%)		0.36%	0.28%	0.43%	0.26%

Supplemental data

Net assets, end of period (in thousands)	$32,835		$18,783	$14,196	$9,741	$7,907

Portfolio turnover	56%		71%	93%	102%	104%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$11.78	$10.33	$7.93	$6.60	$6.82

Income from investment operations:

Net investment income	0.01	0.05	0.04	0.04	0.01

Net realized and unrealized gain (loss)	1.05	1.40	2.36	1.29	(0.23)

Total from investment operations	1.06	1.45	2.40	1.33	(0.22)

Net asset value, end of period	$12.84	$11.78	$10.33	$7.93	$6.60

Total return	9.00%	14.04%	30.26%	20.15%	(3.23%)

Ratios to average net assets(a)

Total gross expenses	0.92%	0.93%	0.94%	1.00%	0.99%

Total net expenses(b)	0.92%	0.91%	0.92%	0.91%	0.92%

Net investment income	0.10%	0.47%	0.40%	0.52%	0.21%

Supplemental data

Net assets, end of period (in thousands)	$252,250	$227,180	$224,919	$194,870	$188,852

Portfolio turnover	56%	71%	93%	102%	104%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as

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COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

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COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.67% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $3,283.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred

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COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transactions with Affiliated Funds

For the year ended December 31, 2015, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $67,318,535 and $0, respectively.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class 1	0.790%	0.790%
Class 2	1.040	1.040
Class 3	0.915	0.915

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $895,775,363 and $779,793,958, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015,

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COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 96.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Consumer Discretionary Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an

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COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Large Cap Growth Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 18, 2016

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COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees
Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2015	25

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director,

International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-

August 2014; former Director, Spectrum Brands, Inc. (consumer products),

2002-2009; former Director, Simmons Company (bedding), 2004-2010; former

Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan

Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003- 2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

26	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove

College (Chair of Finance Committee) since 2007;

former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor)

since 2001; Director, Boston Children’s Hospital since

2002; Director, Healthways, Inc. (health and wellbeing

solutions) since 2005; Director, ICI Mutual

Insurance Company since 2011

Annual Report 2015	27

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since

March 2008; Director, Renaissance Reinsurance Ltd.

since May 2008; Director, Citigroup Inc. since 2009;

Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182

Chairman of the Board,

Columbia Management

Investment Advisers,

LLC since May 2010;

Director, Columbia

Management

Investment Distributors,

Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

28	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since

October 2014; Vice President & Resolution Officer, Ameriprise

Trust Company since August 2009; President, RiverSource Service

Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since

August 2011 (previously, Counsel from May 2010 to August

2011); Assistant General Counsel, Bank of America, 2005-April

2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015	29

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COLUMBIA VARIABLE PORTFOLIO – LARGE CAP GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	33

Columbia Variable Portfolio – Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6464 F (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Variable Portfolio — Select Large-Cap Value Fund (the Fund) Class 3 shares returned -5.02% for the 12-month period ended December 31, 2015.

■

During the same time period, the Fund underperformed its benchmark, the Russell 1000 Value Index, which returned -3.83%, as well as the broad U.S. equity market, measured by the S&P 500 Index, which returned 1.38%.

■

Stock selection within the information technology sector detracted most from results relative to the benchmark. Overweight positions within consumer staples and health care aided returns, as did stock selection within the beaten-down energy sector.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-4.88	11.29	6.44
Class 2*	05/03/10	-5.16	11.01	6.23
Class 3	02/04/04	-5.02	11.16	6.36
Russell 1000 Value Index		-3.83	11.27	6.16
S&P 500 Index		1.38	12.57	7.31

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Select Large-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Richard Rosen

Kari Montanus

Top Ten Holdings (%) (at December 31, 2015)
Tyson Foods, Inc., Class A	5.1
Verizon Communications, Inc.	4.0
NextEra Energy, Inc.	3.8
Humana, Inc.	3.8
Applied Materials, Inc.	3.7
Bank of America Corp.	3.5
Lowe’s Companies, Inc.	3.4
Citigroup, Inc.	3.4
Bristol-Myers Squibb Co.	3.3
Wells Fargo & Co.	3.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	99.5
Money Market Funds	0.5
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	4.9
Consumer Staples	12.5
Energy	11.0
Financials	24.5
Health Care	13.1
Industrials	7.7
Information Technology	10.7
Materials	4.9
Telecommunication Services	4.0
Utilities	6.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

At December 31, 2015, approximately 92.4% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned -5.02%. During the same period, the Russell 1000 Value Index returned -3.83% and the broader U.S. equity market, as measured by the S&P 500 Index, gained 1.38%. Stock selection within the information technology sector detracted from results relative to the benchmark, while overweight positions within consumer staples and health care aided results, as did stock selection within the beaten-down energy sector.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued for a fourth straight year, with China’s slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices, a rising dollar and uncertainty about the timing and subsequent impact of rising U.S. interest rates rounded the list of mounting pressures. In the United States, another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A strong dollar and a widening trade deficit also took a significant bite out of growth. The U.S. economy rebounded despite these setbacks, and the seven-year expansion remained intact. The labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales, and stronger-than-expected holiday spending cheered some retailers. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Solid stock market gains in the first half of the 12-month period were all but wiped out in the final months of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets, as most foreign stock markets ended the year in the red.

In December, the Federal Reserve (Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. The market’s initial reaction to this move was positive, as many investors viewed the policy change as a vote of confidence in the strength of the U.S. economy.

4	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Contributors and Detractors

Stock selection in the consumer staples, energy and health care sectors helped the Fund’s relative performance during the period. An overweight in the consumer staples sector also supported results. The Fund’s largest holding in the sector and top contributor for the period, Tyson Foods, benefited as investors focused on companies with the potential to deliver predictable earnings growth. Tyson’s acquisition of Hillshire Farms also aided the company’s results, along with its strategy to become more of a consumer products company. Mergers and acquisition activity affected several other Fund holdings. Humana, the nation’s fourth largest health insurance provider by revenue, agreed to be acquired by Aetna, the third-largest insurance provider. Baxalta, which was spun off from Baxter International in June, received an acquisition offer from Shire in August. Both acquisitions are pending and both posted solid gains during the period. While energy stocks generally fell due to a continued steep decline in oil prices, two of the Fund’s energy stocks outperformed on a relative basis. Oil refiners Valero Energy and Marathon Petroleum both managed to deliver strong results as lower oil prices boosted gasoline sales.

Stock selection within the information technology sector weighed on Fund results during the period as several large technology companies dominated the sector while many other technology stocks lagged. Among the laggards was Applied Materials, which declined sharply after its merger with Tokyo Electron was rejected by the U.S. Department of Justice. Teradata, which provides analytic data platforms, marketing applications and related services to retailers, bankers and other companies, also detracted from the Fund’s results. Persistent uncertainty within the financial services and retail sectors, as well as the impact of a stronger U.S. dollar, weighed on the company’s performance. Within the energy sector, shares of Williams Companies fell along with natural gas prices. The company’s shares continued their decline even after it agreed to be acquired by Energy Transfer Partners. Exposure to emerging markets and currency fluctuations caused AES, an electric utility company and the Fund’s only utility holding, to underperform.

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	943.80	1,021.32	3.77	3.92	0.77
Class 2	1,000.00	1,000.00	942.60	1,020.06	4.99	5.19	1.02
Class 3	1,000.00	1,000.00	943.40	1,020.67	4.41	4.58	0.90

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 99.7%
Issuer	Shares	Value ($)

CONSUMER DISCRETIONARY 4.9%
Multiline Retail 1.5%

Nordstrom, Inc.	250,000	12,452,500

Specialty Retail 3.4%

Lowe’s Companies, Inc.	375,000	28,515,000

Total Consumer Discretionary		40,967,500

CONSUMER STAPLES 12.5%
Food & Staples Retailing 1.6%

Costco Wholesale Corp.	85,000	13,727,500

Food Products 5.1%

Tyson Foods, Inc., Class A	800,000	42,664,000

Tobacco 5.8%

Altria Group, Inc.	418,000	24,331,780

Philip Morris International, Inc.	275,000	24,175,250

Total		48,507,030

Total Consumer Staples		104,898,530

ENERGY 10.9%
Oil, Gas & Consumable Fuels 10.9%

Anadarko Petroleum Corp.	290,000	14,088,200

Chevron Corp.	105,000	9,445,800

ConocoPhillips	205,000	9,571,450

Marathon Oil Corp.	450,000	5,665,500

Marathon Petroleum Corp.	396,500	20,554,560

Valero Energy Corp.	326,000	23,051,460

Williams Companies, Inc. (The)	365,000	9,380,500

Total		91,757,470

Total Energy		91,757,470

FINANCIALS 24.4%
Banks 13.0%

Bank of America Corp.	1,725,000	29,031,750

Citigroup, Inc.	550,000	28,462,500

JPMorgan Chase & Co.	371,500	24,530,145

Wells Fargo & Co.	500,000	27,180,000

Total		109,204,395

Capital Markets 3.0%

Morgan Stanley	800,000	25,448,000

Insurance 8.4%

MetLife, Inc.	450,000	21,694,500

Prudential Financial, Inc.	290,000	23,608,900

Unum Group	750,000	24,967,500

Total		70,270,900

Total Financials		204,923,295

Common Stocks (continued)
Issuer	Shares	Value ($)

HEALTH CARE 13.1%
Biotechnology 2.6%

Baxalta, Inc.	550,000	21,466,500

Health Care Equipment & Supplies 0.9%

Baxter International, Inc.	195,000	7,439,250

Health Care Providers & Services 6.3%

Express Scripts Holding Co. (a)	240,000	20,978,400

Humana, Inc.	180,000	32,131,800

Total		53,110,200

Pharmaceuticals 3.3%

Bristol-Myers Squibb Co.	400,000	27,516,000

Total Health Care		109,531,950

INDUSTRIALS 7.7%
Aerospace & Defense 4.6%

Honeywell International, Inc.	230,000	23,821,100

United Technologies Corp.	150,000	14,410,500

Total		38,231,600

Road & Rail 3.1%

CSX Corp.	550,000	14,272,500

Union Pacific Corp.	150,000	11,730,000

Total		26,002,500

Total Industrials		64,234,100

INFORMATION TECHNOLOGY 10.7%
Communications Equipment 2.6%

Juniper Networks, Inc.	800,000	22,080,000

Electronic Equipment, Instruments & Components 2.4%

Corning, Inc.	1,100,000	20,108,000

IT Services 2.0%

Teradata Corp.(a)	640,000	16,908,800

Semiconductors & Semiconductor Equipment 3.7%

Applied Materials, Inc.	1,650,000	30,805,500

Total Information Technology		89,902,300

MATERIALS 4.9%
Chemicals 4.3%

EI du Pont de Nemours & Co.	300,000	19,980,000

FMC Corp.	400,000	15,652,000

Total		35,632,000

Metals & Mining 0.6%

Freeport-McMoRan, Inc.	800,000	5,416,000

Total Materials		41,048,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)

TELECOMMUNICATION SERVICES 4.0%
Diversified Telecommunication Services 4.0%

Verizon Communications, Inc.	730,000	33,740,600

Total Telecommunication Services		33,740,600

UTILITIES 6.6%
Electric Utilities 3.8%

NextEra Energy, Inc.	310,000	32,205,900

Independent Power and Renewable Electricity Producers 2.8%

AES Corp. (The)	2,450,000	23,446,500

Total Utilities		55,652,400

Total Common Stocks (Cost: $674,100,701)		836,656,145

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	3,843,248	3,843,248

Total Money Market Funds (Cost: $3,843,248)		3,843,248

Total Investments (Cost: $677,943,949)		840,499,393

Other Assets & Liabilities, Net		(1,353,870)

Net Assets		839,145,523

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	53,067,031	84,495,704	(133,719,487)	3,843,248	29,051	3,843,248

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	40,967,500	—	—	40,967,500

Consumer Staples	104,898,530	—	—	104,898,530

Energy	91,757,470	—	—	91,757,470

Financials	204,923,295	—	—	204,923,295

Health Care	109,531,950	—	—	109,531,950

Industrials	64,234,100	—	—	64,234,100

Information Technology	89,902,300	—	—	89,902,300

Materials	41,048,000	—	—	41,048,000

Telecommunication Services	33,740,600	—	—	33,740,600

Utilities	55,652,400	—	—	55,652,400

Total Common Stocks	836,656,145	—	—	836,656,145

Money Market Funds	—	3,843,248	—	3,843,248

Total Investments	836,656,145	3,843,248	—	840,499,393

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	53,067,031	53,067,031	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $674,100,701)	$836,656,145

Affiliated issuers (identified cost $3,843,248)	3,843,248

Total investments (identified cost $677,943,949)	840,499,393

Cash	6,000

Receivable for:

Capital shares sold	9,205

Dividends	848,627

Expense reimbursement due from Investment Manager	37,860

Prepaid expenses	3,823

Total assets	841,404,908

Liabilities

Payable for:

Capital shares purchased	1,601,681

Investment management fees	496,756

Distribution and/or service fees	7,636

Transfer agent fees	43,228

Administration fees	41,749

Compensation of board members	30,871

Other expenses	37,464

Total liabilities	2,259,385

Net assets applicable to outstanding capital stock	$839,145,523

Represented by

Trust capital	$839,145,523

Total — representing net assets applicable to outstanding capital stock	$839,145,523

Class 1

Net assets	$779,919,767

Shares outstanding	45,499,818

Net asset value per share	$17.14

Class 2

Net assets	$11,918,456

Shares outstanding	704,678

Net asset value per share	$16.91

Class 3

Net assets	$47,307,300

Shares outstanding	2,780,786

Net asset value per share	$17.01

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$22,170,060

Dividends — affiliated issuers	29,051

Total income	22,199,111

Expenses:

Investment management fees	6,562,242

Distribution and/or service fees

Class 2	29,269

Class 3	74,409

Transfer agent fees

Class 1	534,083

Class 2	7,024

Class 3	35,715

Administration fees	552,017

Compensation of board members	21,968

Custodian fees	9,455

Printing and postage fees	38,997

Audit fees	20,784

Legal fees	12,501

Other	19,089

Total expenses	7,917,553

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(463,462)

Total net expenses	7,454,091

Net investment income	14,745,020

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	104,103,121

Net realized gain	104,103,121
Net change in unrealized appreciation (depreciation) on:

Investments	(159,598,658)

Net change in unrealized depreciation	(159,598,658)

Net realized and unrealized loss	(55,495,537)

Net decrease in net assets from operations	$(40,750,517)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31, 2015	Year ended December 31, 2014
Operations

Net investment income	$14,745,020	$11,811,611

Net realized gain	104,103,121	18,802,524

Net change in unrealized appreciation (depreciation)	(159,598,658)	73,359,597

Net increase (decrease) in net assets resulting from operations	(40,750,517)	103,973,732

Increase (decrease) in net assets from capital stock activity	(201,249,341)	172,875,507

Total increase (decrease) in net assets	(241,999,858)	276,849,239

Net assets at beginning of year	1,081,145,381	804,296,142

Net assets at end of year	$839,145,523	$1,081,145,381

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	7,889,083	143,142,592	10,750,947	180,864,961

Redemptions	(17,893,686)	(326,352,188)	(930,229)	(15,011,303)

Net increase (decrease)	(10,004,603)	(183,209,596)	9,820,718	165,853,658

Class 2 shares

Subscriptions	182,652	3,216,411	308,929	5,205,234

Redemptions	(95,271)	(1,667,475)	(33,149)	(559,998)

Net increase	87,381	1,548,936	275,780	4,645,236

Class 3 shares

Subscriptions	98,653	1,726,287	481,749	8,096,464

Redemptions	(1,210,634)	(21,314,968)	(340,062)	(5,719,851)

Net increase (decrease)	(1,111,981)	(19,588,681)	141,687	2,376,613

Total net increase (decrease)	(11,029,203)	(201,249,341)	10,238,185	172,875,507

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year ended December 31,
Class 1	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$18.02	$16.17	$11.71	$9.88		$10.04

Income from investment operations:

Net investment income	0.27	0.21	0.19	0.21		0.12

Net realized and unrealized gain (loss)	(1.15)	1.64	4.27	1.62		(0.28)

Total from investment operations	(0.88)	1.85	4.46	1.83		(0.16)

Net asset value, end of period	$17.14	$18.02	$16.17	$11.71		$9.88

Total return	(4.88%)	11.44%	38.09%	18.52%		(1.59%)

Ratios to average net assets(a)

Total gross expenses	0.81%	0.81%	0.83%	0.84	%(b)	0.98%

Total net expenses(c)	0.76%	0.76%	0.77%	0.80	%(b)	0.84%

Net investment income	1.54%	1.26%	1.34%	1.91%		1.21%

Supplemental data

Net assets, end of period (in thousands)	$779,920	$1,000,413	$738,487	$569,837		$2,932

Portfolio turnover	13%	7%	15%	17%		25%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Ratios include line of credit interest expense which is less than 0.01%.
(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended December 31,
Class 2	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$17.83	$16.03	$11.64	$9.85		$10.03

Income from investment operations:

Net investment income	0.23	0.17	0.15	0.16		0.11

Net realized and unrealized gain (loss)	(1.15)	1.63	4.24	1.63		(0.29)

Total from investment operations	(0.92)	1.80	4.39	1.79		(0.18)

Net asset value, end of period	$16.91	$17.83	$16.03	$11.64		$9.85

Total return	(5.16%)	11.23%	37.72%	18.17%		(1.79%)

Ratios to average net assets(a)

Total gross expenses	1.06%	1.07%	1.08%	1.15	%(b)	1.27%

Total net expenses(c)	1.02%	1.01%	1.01%	1.06	%(b)	1.10%

Net investment income	1.32%	1.02%	1.09%	1.45%		1.08%

Supplemental data

Net assets, end of period (in thousands)	$11,918	$11,006	$5,475	$1,643		$757

Portfolio turnover	13%	7%	15%	17%		25%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Ratios include line of credit interest expense which is less than 0.01%.
(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended December 31,
Class 3	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$17.91	$16.08	$11.67	$9.85		$10.02

Income from investment operations:

Net investment income	0.25	0.19	0.17	0.16		0.11

Net realized and unrealized gain (loss)	(1.15)	1.64	4.24	1.66		(0.28)

Total from investment operations	(0.90)	1.83	4.41	1.82		(0.17)

Net asset value, end of period	$17.01	$17.91	$16.08	$11.67		$9.85

Total return	(5.02%)	11.38%	37.79%	18.48%		(1.70%)

Ratios to average net assets(a)

Total gross expenses	0.94%	0.94%	0.96%	1.04	%(b)	1.10%

Total net expenses(c)	0.89%	0.88%	0.89%	0.93	%(b)	0.99%

Net investment income	1.42%	1.13%	1.21%	1.47%		1.05%

Supplemental data

Net assets, end of period (in thousands)	$47,307	$69,726	$60,335	$30,991		$29,825

Portfolio turnover	13%	7%	15%	17%		25%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Ratios include line of credit interest expense which is less than 0.01%.
(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio – Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services —Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the

18	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.68% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $2,650.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transactions with Affiliated Funds

For the year ended December 31, 2015, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $56,298,914, respectively. The sale transactions resulted in a net realized gain of $20,029,185.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class 1	0.770%	0.760%
Class 2	1.020	1.010
Class 3	0.895	0.885

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment,

Annual Report 2015	19

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $122,426,597 and $257,186,895, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 99.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

20	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	21

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Select Large-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Select Large-Cap Value Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 18, 2016

22	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees
Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the ColumbiaFunds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994- August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

24	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980- 1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	124	Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2015	25

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182

Chairman of the Board,

Columbia Management

Investment Advisers,

LLC since May 2010;

Director, Columbia

Management

Investment Distributors,

Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

26	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015	27

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

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28	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT LARGE-CAP VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	29

Columbia Variable Portfolio – Select Large-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6472 F (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Variable Portfolio — Mid Cap Value Fund (the Fund) Class 3 shares returned -4.96% for the 12 months that ended December 31, 2015.

■	The Fund slightly underperformed its benchmark, the Russell Midcap Value Index, which returned -4.78% for the same period.

■

Stock selection in the energy, materials and consumer-related sectors aided relative results. Within financials, an overweight in interest-rate sensitive stocks detracted from relative returns, as did an underweight position in health care.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-4.99	9.85	6.80
Class 2*	05/03/10	-5.09	9.62	6.63
Class 3	05/02/05	-4.96	9.74	6.74
Russell Midcap Value Index		-4.78	11.25	7.61

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

David Hoffman

Diane Sobin, CFA

Jonas Patrikson, CFA

Nicolas Janvier, CFA*

*	Effective September 3, 2015, Mr. Janvier was named a Portfolio Manager of the Fund.

Top Ten Holdings (%) (at December 31, 2015)
Fifth Third Bancorp	2.4
M&T Bank Corp.	2.4
JM Smucker Co. (The)	2.2
Edison International	2.0
Hartford Financial Services Group, Inc. (The)	1.9
Synchrony Financial	1.9
Great Plains Energy, Inc.	1.8
Zimmer Biomet Holdings, Inc.	1.7
Teleflex, Inc.	1.7
Welltower, Inc.	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	97.0
Money Market Funds	3.0
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

For the 12-month period ended December 31, 2015, the Fund’s Class 3 shares returned -4.96%. The Fund slightly underperformed its benchmark, the Russell Midcap Value Index, which returned -4.78% for the same time period. Fund performance was largely driven by stock selection. Holdings in the energy, materials and consumer-related sectors aided relative results. Within financials, an overweight in interest-rate sensitive stocks detracted from relative returns, as did an underweight position in health care.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued for a fourth straight year, with China’s slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. A widening trade deficit also took a significant bite out of growth. The U.S. economy rebounded despite these setbacks, and the seven-year expansion remained intact. The labor market recovered and consumer spending strengthened. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods.

Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, growth outperformed value and U.S. stocks outperformed stocks of both developed and emerging markets as most foreign stock markets ended the year in the red.

In December, the Federal Reserve (Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. The move was well received by the stock market, which had plenty of notice that it was coming after several delays and the slow-walking of the policy shift by Fed chair Janet Yellen.

Contributors and Detractors

Fund performance is largely driven by stock selection. The Fund’s positioning in REITs (real estate investment trusts) proved beneficial, as Extra Space Storage (self-storage facilities) and UDR (high-end apartment buildings in high-demand markets) outperformed. In the energy sector, a position in Cameron International (provides systems and services to the energy industry) aided results as the company agreed to be acquired by Schlumberger. We sold Cameron International to lock in profits. Overall, a focus on high quality companies in the information technology sector was a positive. Positions in videogame developers Activision Blizzard and Electronic Arts aided results. Both firms benefited from the transition from physical to downloadable products, which boosted margins and earnings. We trimmed both positions on strength. In the consumer-related sectors, Royal Caribbean Cruises benefited from a better employment outlook; homebuilder D.R. Horton from increasing discretionary spending; Dr. Pepper Snapple from improved raw material costs and JM Smucker from the acquisition of a pet food manufacturer. We largely avoided metals and mining, which was a positive for relative performance.

4	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

In a difficult year for value stocks, these positive results were more than offset by disappointments in health care, a strong performing sector in which the Fund was underweight, and financials. In health care, positions in hospital firm Community Health Systems and in LifePoint (diagnostic testing and screening devices) disappointed and were sold. Many of the Fund’s financial holdings were interest-rate sensitive, and performance suffered as the timing and magnitude of rate hikes were pushed out and tempered. Radian Group, a provider of private mortgage insurance also weighed on returns given concerns on pricing. However, we believe these concerns were overdone and we added to the Fund’s position in Radian.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	9.9
Consumer Staples	6.0
Energy	8.8
Financials	32.1
Health Care	7.1
Industrials	8.4
Information Technology	8.3
Materials	8.3
Telecommunication Services	1.0
Utilities	10.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	952.70	1,020.52	4.58	4.74	0.93
Class 2	1,000.00	1,000.00	951.70	1,019.26	5.80	6.01	1.18
Class 3	1,000.00	1,000.00	952.50	1,019.86	5.22	5.40	1.06

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 96.9%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 9.6%
Auto Components 1.1%

Gentex Corp.	86,025	1,377,260

Diversified Consumer Services 0.9%

Houghton Mifflin Harcourt Co.(a)	53,041	1,155,233

Hotels, Restaurants & Leisure 2.4%

Aramark	30,925	997,331

Royal Caribbean Cruises Ltd.	20,035	2,027,743

Total		3,025,074

Household Durables 3.0%

D.R. Horton, Inc.	49,200	1,575,876

Mohawk Industries, Inc.(a)	7,175	1,358,873

Whirlpool Corp.	5,900	866,533

Total		3,801,282

Media 1.0%

Sinclair Broadcast Group, Inc., Class A	37,525	1,221,063

Multiline Retail 0.4%

Burlington Stores, Inc.(a)	13,525	580,223

Specialty Retail 0.8%

Signet Jewelers Ltd.	7,900	977,151

Total Consumer Discretionary		12,137,286

CONSUMER STAPLES 5.8%
Beverages 1.3%

Dr. Pepper Snapple Group, Inc.	17,300	1,612,360

Food Products 4.3%

Hershey Co. (The)	12,525	1,118,107

JM Smucker Co. (The)	22,257	2,745,178

Tyson Foods, Inc., Class A	30,766	1,640,751

Total		5,504,036

Personal Products 0.2%

Coty, Inc. Class A	11,775	301,793

Total Consumer Staples		7,418,189

ENERGY 8.6%
Energy Equipment & Services 2.7%

Helmerich & Payne, Inc.	17,700	947,835

Oceaneering International, Inc.	17,575	659,414

Superior Energy Services, Inc.	82,425	1,110,264

Weatherford International PLC(a)	80,700	677,073

Total		3,394,586

Oil, Gas & Consumable Fuels 5.9%

Cabot Oil & Gas Corp.	37,225	658,510

Cimarex Energy Co.	17,225	1,539,571

Common Stocks (continued)
Issuer	Shares	Value ($)
Hess Corp.	24,475	1,186,548

Marathon Petroleum Corp.	24,450	1,267,488

Newfield Exploration Co.(a)	31,450	1,024,012

Noble Energy, Inc.	55,313	1,821,457

Total		7,497,586

Total Energy		10,892,172

FINANCIALS 31.1%
Banks 6.7%

BankUnited, Inc.	39,250	1,415,355

Cullen/Frost Bankers, Inc.	19,050	1,143,000

Fifth Third Bancorp	149,410	3,003,141

M&T Bank Corp.	23,991	2,907,229

Total		8,468,725

Capital Markets 2.5%

E*TRADE Financial Corp.(a)	64,275	1,905,111

Northern Trust Corp.	17,875	1,288,609

Total		3,193,720

Consumer Finance 1.8%

Synchrony Financial(a)	75,479	2,295,316

Diversified Financial Services 1.5%

Voya Financial, Inc.	49,950	1,843,655

Insurance 4.5%

Aon PLC	16,650	1,535,296

Hartford Financial Services Group, Inc. (The)	53,727	2,334,975

Lincoln National Corp.	37,302	1,874,799

Total		5,745,070

Real Estate Investment Trusts (REITs) 11.9%

Camden Property Trust	14,825	1,137,967

Colony Capital, Inc.	32,950	641,866

Extra Space Storage, Inc.	12,916	1,139,320

Host Hotels & Resorts, Inc.	106,025	1,626,424

Outfront Media, Inc.	28,476	621,631

ProLogis, Inc.	32,325	1,387,389

SL Green Realty Corp.	17,000	1,920,660

Taubman Centers, Inc.	17,925	1,375,206

UDR, Inc.	53,600	2,013,752

Welltower, Inc.	30,275	2,059,608

Weyerhaeuser Co.	40,537	1,215,299

Total		15,139,122

Real Estate Management & Development 1.1%

CBRE Group, Inc., Class A(a)	41,925	1,449,767

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 1.1%

Radian Group, Inc.	107,622	1,441,059

Total Financials		39,576,434

HEALTH CARE 6.8%
Health Care Equipment & Supplies 4.6%

Boston Scientific Corp.(a)	88,825	1,637,933

Teleflex, Inc.	15,736	2,068,497

Zimmer Biomet Holdings, Inc.	20,694	2,122,998

Total		5,829,428

Health Care Providers & Services 0.7%

WellCare Health Plans, Inc.(a)	11,450	895,505

Life Sciences Tools & Services 0.8%

PAREXEL International Corp.(a)	15,425	1,050,751

Pharmaceuticals 0.7%

Mallinckrodt PLC(a)	12,450	929,143

Total Health Care		8,704,827

INDUSTRIALS 8.2%
Aerospace & Defense 1.3%

Textron, Inc.	37,575	1,578,526

Airlines 1.0%

United Continental Holdings, Inc.(a)	21,863	1,252,750

Building Products 0.7%

USG Corp.(a)	37,700	915,733

Commercial Services & Supplies 1.4%

Republic Services, Inc.	41,425	1,822,286

Industrial Conglomerates 1.4%

Carlisle Companies, Inc.	19,925	1,767,148

Machinery 1.6%

Ingersoll-Rand PLC	36,450	2,015,320

Trading Companies & Distributors 0.8%

AerCap Holdings NV(a)	23,300	1,005,628

Total Industrials		10,357,391

INFORMATION TECHNOLOGY 8.1%
Communications Equipment 1.5%

F5 Networks, Inc.(a)	4,800	465,408

Harris Corp.	16,825	1,462,092

Total		1,927,500

Electronic Equipment, Instruments & Components 1.6%

Arrow Electronics, Inc.(a)	14,450	782,901

FLIR Systems, Inc.	43,900	1,232,273

Total		2,015,174

Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.5%

Applied Materials, Inc.	56,425	1,053,455

Broadcom Corp., Class A	13,050	754,551

NVIDIA Corp.	9,625	317,240

NXP Semiconductors NV(a)	8,025	676,106

Skyworks Solutions, Inc.	4,325	332,290

Total		3,133,642

Software 2.1%

Activision Blizzard, Inc.	51,175	1,980,984

Electronic Arts, Inc.(a)	10,025	688,918

Total		2,669,902

Technology Hardware, Storage & Peripherals 0.4%

Western Digital Corp.	8,475	508,924

Total Information Technology		10,255,142

MATERIALS 8.0%
Chemicals 3.8%

Albemarle Corp.	17,225	964,772

Ashland, Inc.	14,450	1,484,015

International Flavors & Fragrances, Inc.	9,175	1,097,697

PPG Industries, Inc.	12,830	1,267,861

Total		4,814,345

Construction Materials 0.6%

Summit Materials, Inc., Class A(a)	37,679	755,084

Containers & Packaging 2.1%

Bemis Co., Inc.	23,900	1,068,091

Packaging Corp. of America	10,250	646,262

Sealed Air Corp.	21,661	966,081

Total		2,680,434

Metals & Mining 1.5%

Freeport-McMoRan, Inc.	50,000	338,500

Steel Dynamics, Inc.	90,775	1,622,149

Total		1,960,649

Total Materials		10,210,512

TELECOMMUNICATION SERVICES 1.0%
Wireless Telecommunication Services 1.0%

SBA Communications Corp., Class A(a)	11,625	1,221,439

Total Telecommunication Services		1,221,439

UTILITIES 9.7%
Electric Utilities 8.1%

Edison International	41,375	2,449,814

Great Plains Energy, Inc.	83,250	2,273,557

Pinnacle West Capital Corp.	27,125	1,749,020

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Portland General Electric Co.	55,075	2,003,078

PPL Corp.	55,425	1,891,655

Total		10,367,124

Gas Utilities 0.4%

AGL Resources, Inc.	8,376	534,473

Multi-Utilities 1.2%

CMS Energy Corp.	40,850	1,473,868

Total Utilities		12,375,465

Total Common Stocks
(Cost: $118,573,633)		123,148,857

Money Market Funds 3.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	3,785,577	3,785,577

Total Money Market Funds
(Cost: $3,785,577)		3,785,577

Total Investments
(Cost: $122,359,210)		126,934,434

Other Assets & Liabilities, Net		133,765

Net Assets		127,068,199

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,751,405	74,995,471	(77,961,299)	3,785,577	9,037	3,785,577

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	12,137,286	—	—	12,137,286

Consumer Staples	7,418,189	—	—	7,418,189

Energy	10,892,172	—	—	10,892,172

Financials	39,576,434	—	—	39,576,434

Health Care	8,704,827	—	—	8,704,827

Industrials	10,357,391	—	—	10,357,391

Information Technology	10,255,142	—	—	10,255,142

Materials	10,210,512	—	—	10,210,512

Telecommunication Services	1,221,439	—	—	1,221,439

Utilities	12,375,465	—	—	12,375,465

Total Common Stocks	123,148,857	—	—	123,148,857

Money Market Funds	—	3,785,577	—	3,785,577

Total Investments	123,148,857	3,785,577	—	126,934,434

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	6,751,405	6,751,405	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $118,573,633)	$123,148,857

Affiliated issuers (identified cost $3,785,577)	3,785,577

Total investments (identified cost $122,359,210)	126,934,434

Receivable for:

Investments sold	918,843

Capital shares sold	67,157

Dividends	211,845

Foreign tax reclaims	2,114

Expense reimbursement due from Investment Manager	16,538

Prepaid expenses	1,980

Trustees’ deferred compensation plan	12,473

Total assets	128,165,384

Liabilities

Payable for:

Investments purchased	751,059

Capital shares purchased	132,897

Investment management fees	82,754

Distribution and/or service fees	14,099

Transfer agent fees	6,533

Administration fees	6,533

Compensation of board members	42,605

Other expenses	48,232

Trustees’ deferred compensation plan	12,473

Total liabilities	1,097,185

Net assets applicable to outstanding capital stock	$127,068,199

Represented by

Trust capital	$127,068,199

Total — representing net assets applicable to outstanding capital stock	$127,068,199

Class 1

Net assets	$12,613,471

Shares outstanding	719,455

Net asset value per share	$17.53

Class 2

Net assets	$17,178,939

Shares outstanding	991,342

Net asset value per share	$17.33

Class 3

Net assets	$97,275,789

Shares outstanding	5,581,756

Net asset value per share	$17.43

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

STATEMENT OF OPERATIONS

Year ended December 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$3,743,957

Dividends — affiliated issuers	9,037

Foreign taxes withheld	(2,904)

Total income	3,750,090

Expenses:

Investment management fees	2,022,258

Distribution and/or service fees

Class 2	42,460

Class 3	139,008

Transfer agent fees

Class 1	82,761

Class 2	10,190

Class 3	66,722

Administration fees	159,639

Compensation of board members	13,480

Custodian fees	16,452

Printing and postage fees	73,051

Audit fees	20,160

Legal fees	8,341

Line of credit interest expense	152

Other	11,727

Total expenses	2,666,401

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(66,532)

Total net expenses	2,599,869

Net investment income	1,150,221

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	74,984,689

Options purchased	(152,606)

Options contracts written	113,475

Net realized gain	74,945,558

Net change in unrealized appreciation (depreciation) on:

Investments	(78,810,210)

Options purchased	122,578

Options contracts written	77,086

Net change in unrealized depreciation	(78,610,546)

Net realized and unrealized loss	(3,664,988)

Net decrease in net assets from operations	$(2,514,767)

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31, 2015	Year ended December 31, 2014
Operations

Net investment income	$1,150,221	$3,477,151

Net realized gain	74,945,558	128,177,364

Net change in unrealized depreciation	(78,610,546)	(60,929,919)

Net increase (decrease) in net assets resulting from operations	(2,514,767)	70,724,596

Decrease in net assets from capital stock activity	(385,793,694)	(220,393,081)

Total decrease in net assets	(388,308,461)	(149,668,485)

Net assets at beginning of year	515,376,660	665,045,145

Net assets at end of year	$127,068,199	$515,376,660

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class 1 shares

Subscriptions	125,405	2,268,740	4,780,347	80,942,952

Redemptions	(19,902,794)	(371,540,621)	(16,918,131)	(294,185,574)

Net decrease	(19,777,389)	(369,271,881)	(12,137,784)	(213,242,622)

Class 2 shares

Subscriptions	265,788	4,792,449	348,498	6,062,639

Redemptions	(85,185)	(1,520,514)	(69,094)	(1,192,320)

Net increase	180,603	3,271,935	279,404	4,870,319

Class 3 shares

Subscriptions	36,079	643,453	144,651	2,571,351

Redemptions	(1,124,184)	(20,437,201)	(841,138)	(14,592,129)

Net decrease	(1,088,105)	(19,793,748)	(696,487)	(12,020,778)

Total net decrease	(20,684,891)	(385,793,694)	(12,554,867)	(220,393,081)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015		2014	2013		2012	2011
Per share data
Net asset value, beginning of period	$18.45		$16.42	$11.91		$10.04	$10.96

Income from investment operations:

Net investment income	0.07		0.10	0.10		0.12	0.08

Net realized and unrealized gain (loss)	(0.99)		1.93	4.41		1.75	(1.00)

Total from investment operations	(0.92)		2.03	4.51		1.87	(0.92)

Net asset value, end of period	$17.53		$18.45	$16.42		$11.91	$10.04

Total return	(4.99%)		12.36%	37.87%		18.63%	(8.39%)

Ratios to average net assets(a)

Total gross expenses	0.91	%(b)	0.89%	0.88	%(b)	0.88%	0.87%

Total net expenses(c)	0.90	%(b)	0.88%	0.87	%(b)	0.88%	0.87%

Net investment income	0.38%		0.60%	0.68%		1.08%	0.77%

Supplemental data

Net assets, end of period (in thousands)	$12,613		$378,231	$535,980		$839,959	$856,802

Portfolio turnover	43%		46%	58%		53%	59%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015		2014	2013		2012	2011
Per share data
Net asset value, beginning of period	$18.26		$16.29	$11.84		$10.01	$10.95

Income from investment operations:

Net investment income	0.07		0.09	0.07		0.10	0.06

Net realized and unrealized gain (loss)	(1.00)		1.88	4.38		1.73	(1.00)

Total from investment operations	(0.93)		1.97	4.45		1.83	(0.94)

Net asset value, end of period	$17.33		$18.26	$16.29		$11.84	$10.01

Total return	(5.09%)		12.09%	37.58%		18.28%	(8.58%)

Ratios to average net assets(a)

Total gross expenses	1.22	%(b)	1.15%	1.14	%(b)	1.13%	1.13%

Total net expenses(c)	1.17	%(b)	1.14%	1.12	%(b)	1.13%	1.13%

Net investment income	0.40%		0.50%	0.51%		0.91%	0.62%

Supplemental data

Net assets, end of period (in thousands)	$17,179		$14,802	$8,656		$1,906	$1,078

Portfolio turnover	43%		46%	58%		53%	59%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2015		2014	2013		2012	2011
Per share data
Net asset value, beginning of period	$18.34		$16.35	$11.87		$10.02	$10.95

Income from investment operations:

Net investment income	0.09		0.09	0.08		0.11	0.06

Net realized and unrealized gain (loss)	(1.00)		1.90	4.40		1.74	(0.99)

Total from investment operations	(0.91)		1.99	4.48		1.85	(0.93)

Net asset value, end of period	$17.43		$18.34	$16.35		$11.87	$10.02

Total return	(4.96%)		12.17%	37.74%		18.46%	(8.49%)

Ratios to average net assets(a)

Total gross expenses	1.09	%(b)	1.02%	1.01	%(b)	1.00%	1.00%

Total net expenses(c)	1.04	%(b)	1.01%	1.00	%(b)	1.00%	1.00%

Net investment income	0.50%		0.54%	0.59%		0.97%	0.57%

Supplemental data

Net assets, end of period (in thousands)	$97,276		$122,343	$120,409		$93,055	$99,525

Portfolio turnover	43%		46%	58%		53%	59%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Mid Cap Value Fund (formerly Columbia Variable Portfolio — Mid Cap Value Opportunity Fund) (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective May 1, 2015, Columbia Variable Portfolio — Mid Cap Value Opportunity Fund was renamed Columbia Variable Portfolio — Mid Cap Value Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges.

18	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Annual Report 2015	19

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

20	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Contracts and premiums associated with options contracts written for the year ended December 31, 2015 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at December 31, 2014	1,583	112,083
Opened	17	1,597
Closed	(17)	(1,597)
Expired	(1,583)	(112,083)
Exercised	—	—
Balance at December 31, 2015	—	—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written ($)	Options Contracts Purchased ($)	Total ($)
Equity risk	113,475	(152,606)	(39,131)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written ($)	Options Contracts Purchased ($)	Total ($)
Equity risk	77,086	122,578	199,664

The following table provides a summary of the average outstanding volume by derivative instrument for the period ended December 31, 2015:

Derivative Instrument	Average market value ($)*
Options contracts — Purchased	0
Options contracts — Written	0

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015. While there was no market value of options purchased and options written outstanding at any quarter end, the Fund did have options purchased and options written activity during the year; the gain (loss) associated with this activity is presented in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of

Annual Report 2015	21

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.76% of the Fund’s average daily net assets.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the “Global” business). From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the

22	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $1,640.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transactions with Affiliated Funds

For the year ended December 31, 2015, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $763,586 and $26,966,645, respectively. The sale transactions resulted in a net realized gain of $8,415,372.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 Through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	0.930%	0.890%	0.940%
Class 2	1.180	1.140	1.190
Class 3	1.055	1.015	1.065

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $113,938,698 and $493,038,856, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

For the year ended December 31, 2015, the average daily loan balance outstanding on days when borrowing existed was $2,300,000 at a weighted average interest rate of 1.19%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at December 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 90.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

24	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	25

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Mid Cap Value Fund (formerly known as Columbia Variable Portfolio — Mid Cap Value Opportunity Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Mid Cap Value Fund (formerly known as Columbia Variable Portfolio — Mid Cap Value Opportunity Fund) (the “Fund,” a series of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 18, 2016

26	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees
Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2015	27

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015, former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009- 2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003- 2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

28	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	124	Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2015	29

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President —U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

30	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015	31

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

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32	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	33

Columbia Variable Portfolio – Mid Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6474 F (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Variable Portfolio — High Yield Bond Fund (the Fund) Class 3 shares returned -1.14% for the 12-month period that ended December 31, 2015.

■	The Fund outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) US Cash Pay High Yield Constrained Index, which returned -4.52% over the same time period.

■	In a difficult year for high-yield bonds, the Fund outperformed the benchmark based on favorable security selection as well as sector allocation.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-1.15	5.98	7.09
Class 2*	05/03/10	-1.41	5.69	6.84
Class 3	05/01/96	-1.14	5.85	7.00
BofAML US Cash Pay High Yield Constrained Index		-4.52	4.84	6.73

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The BofAML US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jennifer Ponce de Leon

Brian Lavin, CFA

Portfolio Breakdown (%) (at December 31, 2015)
Corporate Bonds & Notes	95.0
Limited Partnerships	0.0	(a)
Money Market Funds	3.6
Senior Loans	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Quality Breakdown (%) (at December 31, 2015)
BBB rating	3.5
BB rating	42.9
B rating	38.9
CCC rating	12.4
CC rating	0.6
Not rated	1.7
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

For the 12-month period ended December 31, 2015, Class 3 shares of the Fund returned -1.14%. The Fund outperformed its benchmark, the BofAML US Cash Pay High Yield Constrained Index, which returned -4.52% for the same time period. In a difficult year for high-yield bonds, the Fund outperformed the benchmark based on favorable security selection as well as sector allocation.

High-Yield Market Faltered In 2015

High-yield bonds, in particular lower quality issues, underperformed other fixed-income sectors during the 12 months ended December 31, 2015. Total returns by rating category for the year were -1.17%, -4.82% and -15.65% for BB, B and CCC issuers, respectively. High-yield market returns for the first five months of 2015 were very positive as the price of crude oil stabilized, the European Central Bank took aggressive easing actions in order to lift the Continent’s struggling economy, and the high-yield market received significant inflows from investors. However, returns for the high-yield sector were negative during six of the next seven months of 2015. High-yield market declines were driven by global growth concerns, conflicted U.S. Federal Reserve messaging surrounding the timing of its first rate hike in seven years (which eventually took place on December 16), plunging commodity prices and significant outflows from the high-yield sector.

Within the high-yield universe, commodity-related sectors saw the largest declines during 2015. The return for the energy and metals and mining portion of the benchmark was -23.8%, while non-commodity-related industries returned -0.27%. Negative returns were not entirely relegated to the commodity sector, however, as nine of the benchmark’s 18 industries posted declines. Other industries with notable declines included utilities, telecommunications and transportation. The consumer goods, real estate, banking and leisure industries provided the strongest returns for the year. Lastly, the default rate for the high-yield debt market remained low despite increased credit distress within the energy and metals and mining segments.

Contributors and Detractors

During the period, while security selection contributed most of the Fund’s outperformance of the benchmark, industry allocation also provided a meaningful relative contribution. Underweight allocations to metals/mining excluding steel, oil field equipment and services, and steel producers/products added to relative return. And while an overweight allocation to energy-exploration and production (E&P) detracted from returns, strong security selection there led to outperformance within the energy E&P industry. Security selection was also strong in telecom-wireless, support-services and software/services. Strong security selection in these sectors was partially offset by weaker selection in electric-generation and gaming. The Fund’s rating allocations during the year did not contribute meaningfully to performance.

Duration is regularly monitored by the Fund’s managers in order to ensure that it is in line with the benchmark. However, there is limited opportunity to manage duration in high-yield investing, as new issues are typically 10 years or less in maturity. For 2015, the impact of the Fund’s duration on performance was negligible. The portfolio maintains a duration hedging program initiated during the first quarter of 2013. For 2015, the hedging program had a neutral impact on performance.

4	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Adjustments

During its most recent fiscal year, the Fund increased its allocations to basic industry, financial services and media. Within energy, the Fund added to holdings in the gas distribution (midstream) sector. In addition, we reduced the Fund’s underweight in the basic industry sector, in particular within the building materials and chemical industries. The Fund’s overweight in financial services was increased, as was its overweight to health care, as positions were added within pharmaceuticals, medical products and managed care. In contrast, holdings in the services, capital goods and telecommunications sectors were reduced. Within services, the Fund reduced holdings in the support-services and environment industries. Additionally, the Fund’s underweight in capital goods was increased, largely through reductions in machinery positions. Lastly, an overweight to the telecommunications sector was reduced, largely due to a reduction in the Fund’s telecom-satellite positions.

The Fund’s rating allocation changed modestly over 2015. The allocation to credits rated BB or better (including investment grade) increased modestly, but remained underweight vs. the benchmark. The allocation to B-rated credits decreased somewhat, and also remained underweight relative to the benchmark. The Fund’s allocation to CCC-rated credits was largely unchanged, leaving the Fund modestly overweight as compared to the benchmark. The Fund’s CCC holdings yield considerably less than the benchmark’s CCC holdings, indicating that the Fund, while active in the CCC segment, holds considerably less risk in its CCC positions vs. the benchmark.

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	962.30	1,021.32	3.81	3.92	0.77
Class 2	1,000.00	1,000.00	960.90	1,020.06	5.04	5.19	1.02
Class 3	1,000.00	1,000.00	962.30	1,020.67	4.45	4.58	0.90

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 93.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.6%
TransDigm, Inc.
07/15/21	7.500%	805,000	833,175
07/15/22	6.000%	266,000	260,015
07/15/24	6.500%	832,000	827,424

TransDigm, Inc.(a)
05/15/25	6.500%	1,025,000	992,969

Total			2,913,583

AUTOMOTIVE 1.0%
American Axle & Manufacturing, Inc.
03/15/21	6.250%	1,047,000	1,083,645

Schaeffler Finance BV(a)
05/15/21	4.250%	691,000	685,818
05/15/21	4.750%	1,052,000	1,057,260

Schaeffler Holding Finance BV PIK(a)
11/15/19	6.250%	1,014,000	1,059,630

ZF North America Capital, Inc.(a)
04/29/22	4.500%	875,000	855,312

Total			4,741,665

BANKING 2.7%
Ally Financial, Inc.
02/13/22	4.125%	2,238,000	2,215,620
05/19/22	4.625%	2,544,000	2,556,720
09/30/24	5.125%	741,000	758,599
03/30/25	4.625%	1,072,000	1,058,600
Subordinated
11/20/25	5.750%	586,000	593,325

Royal Bank of Scotland Group PLC Subordinated
05/28/24	5.125%	2,366,000	2,397,124

Synovus Financial Corp.
02/15/19	7.875%	2,456,000	2,713,880

Total			12,293,868

BROKERAGE/ASSET MANAGERS/EXCHANGES 0.6%
E*TRADE Financial Corp.
11/15/22	5.375%	1,337,000	1,400,507
09/15/23	4.625%	974,000	989,828

National Financial Partners Corp.(a)
07/15/21	9.000%	376,000	344,040

Total			2,734,375

BUILDING MATERIALS 2.8%
Allegion PLC
09/15/23	5.875%	972,000	991,440

Allegion US Holding Co., Inc.
10/01/21	5.750%	770,000	779,625

American Builders & Contractors Supply Co., Inc.(a)
04/15/21	5.625%	1,821,000	1,841,487
12/15/23	5.750%	328,000	330,460

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Beacon Roofing Supply, Inc.(a)
10/01/23	6.375%	675,000	687,656

HD Supply, Inc.
07/15/20	7.500%	2,145,000	2,230,800
07/15/20	11.500%	860,000	952,450

HD Supply, Inc.(a)
12/15/21	5.250%	971,000	990,420

NCI Building Systems, Inc.(a)
01/15/23	8.250%	1,452,000	1,524,600

Nortek, Inc.
04/15/21	8.500%	1,545,000	1,603,092

RSI Home Products, Inc.(a)
03/15/23	6.500%	746,000	768,380

Total			12,700,410

CABLE AND SATELLITE 8.8%
Altice US Finance I Corp.(a)
07/15/23	5.375%	864,000	866,160

Altice US Finance II Corp.(a)
07/15/25	7.750%	921,000	842,715

CCO Holdings LLC/Capital Corp.
03/15/21	5.250%	905,000	940,069
01/31/22	6.625%	300,000	316,125
09/30/22	5.250%	480,000	484,800

CCO Holdings LLC/Capital Corp.(a)
05/01/23	5.125%	259,000	259,000
05/01/25	5.375%	2,080,000	2,069,600
05/01/27	5.875%	621,000	617,895

CCOH Safari LLC(a)
02/15/26	5.750%	885,000	887,213

CSC Holdings LLC
02/15/19	8.625%	448,000	477,120
11/15/21	6.750%	1,111,000	1,066,560

Cable One, Inc.(a)
06/15/22	5.750%	591,000	588,045

Cequel Communications Holdings I LLC/Capital Corp.(a)
09/15/20	6.375%	677,000	661,768
12/15/21	5.125%	414,000	372,600
12/15/21	5.125%	299,000	269,100

Cogeco Cable, Inc.(a)
05/01/20	4.875%	428,000	426,930

DISH DBS Corp.
09/01/19	7.875%	1,007,000	1,095,113
06/01/21	6.750%	3,183,000	3,206,872
07/15/22	5.875%	239,000	222,868
11/15/24	5.875%	610,000	542,900

DigitalGlobe, Inc.(a)
02/01/21	5.250%	1,474,000	1,238,160

Intelsat Jackson Holdings SA
10/15/20	7.250%	3,600,000	3,150,000
04/01/21	7.500%	1,225,000	1,065,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intelsat Luxembourg SA
06/01/21	7.750%	201,000	93,968
06/01/23	8.125%	1,184,000	535,760

Neptune Finco Corp.(a)
01/15/23	10.125%	870,000	906,975
10/15/25	6.625%	2,334,000	2,421,525
10/15/25	10.875%	2,217,000	2,322,307

Sirius XM Radio, Inc.(a)
04/15/25	5.375%	1,110,000	1,114,162

UPCB Finance IV Ltd.(a)
01/15/25	5.375%	1,809,000	1,704,982

Unitymedia GmbH(a)
01/15/25	6.125%	1,551,000	1,532,621

Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/23	5.500%	920,000	917,700
01/15/25	5.000%	1,342,000	1,281,610

Videotron Ltd.
07/15/22	5.000%	1,002,000	1,002,000

Videotron Ltd.(a)
06/15/24	5.375%	720,000	723,600

Virgin Media Finance PLC(a)
10/15/24	6.000%	470,000	468,825
01/15/25	5.750%	2,839,000	2,732,537

Virgin Media Secured Finance PLC(a)
01/15/26	5.250%	1,231,000	1,197,147

Total			40,623,082

CHEMICALS 4.0%
Angus Chemical Co.(a)
02/15/23	8.750%	1,194,000	1,152,210

Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(a)
05/01/21	7.375%	1,535,000	1,611,750

Celanese U.S. Holdings LLC
06/15/21	5.875%	553,000	583,415

Chemours Co. LLC (The)(a)
05/15/23	6.625%	1,643,000	1,150,100
05/15/25	7.000%	1,794,000	1,224,405

Eco Services Operations LLC/Finance Corp.(a)
11/01/22	8.500%	1,067,000	906,950

Huntsman International LLC
11/15/20	4.875%	1,018,000	928,925

INEOS Group Holdings SA(a)
08/15/18	6.125%	272,000	269,280
02/15/19	5.875%	1,477,000	1,432,690

NOVA Chemicals Corp.(a)
05/01/25	5.000%	1,057,000	1,020,005

PQ Corp.(a)
11/01/18	8.750%	6,120,000	5,924,772

Platform Specialty Products Corp.(a)
05/01/21	10.375%	605,000	603,487
02/01/22	6.500%	698,000	603,770

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WR Grace & Co.(a)
10/01/21	5.125%	795,000	802,950

Total			18,214,709

CONSTRUCTION MACHINERY 0.3%
United Rentals North America, Inc.
04/15/22	7.625%	916,000	978,929
06/15/23	6.125%	547,000	559,308

Total			1,538,237

CONSUMER CYCLICAL SERVICES 2.1%
ADT Corp. (The)
03/15/20	5.250%	765,000	803,250
07/15/22	3.500%	1,113,000	996,135

APX Group, Inc.
12/01/19	6.375%	2,193,000	2,099,797
12/01/20	8.750%	2,042,000	1,659,125

IHS, Inc.
11/01/22	5.000%	1,396,000	1,413,450

Interval Acquisition Corp.(a)
04/15/23	5.625%	1,383,000	1,372,628

Monitronics International, Inc.
04/01/20	9.125%	1,395,000	1,105,538

Total			9,449,923

CONSUMER PRODUCTS 1.5%
Jarden Corp.(a)
11/15/23	5.000%	441,000	450,923

Scotts Miracle-Gro Co. (The)(a)
10/15/23	6.000%	1,104,000	1,150,920

Serta Simmons Bedding LLC(a)
10/01/20	8.125%	1,501,000	1,572,297

Spectrum Brands, Inc.
11/15/22	6.625%	722,000	761,710

Spectrum Brands, Inc.(a)
07/15/25	5.750%	1,142,000	1,170,550

Springs Industries, Inc.
06/01/21	6.250%	1,109,000	1,099,296

Tempur Sealy International, Inc.(a)
10/15/23	5.625%	779,000	786,790

Total			6,992,486

DIVERSIFIED MANUFACTURING 0.5%
Amsted Industries, Inc.(a)
03/15/22	5.000%	35,000	35,000
09/15/24	5.375%	1,075,000	1,053,500

Entegris, Inc.(a)
04/01/22	6.000%	1,404,000	1,421,550

Total			2,510,050

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ELECTRIC 1.3%
AES Corp. (The)
06/01/20	8.000%	1,290,000	1,419,000

NRG Energy, Inc.
07/15/22	6.250%	2,661,000	2,267,172
05/01/24	6.250%	170,000	142,834

NRG Yield Operating LLC
08/15/24	5.375%	1,773,000	1,469,374

Talen Energy Supply LLC(a)
06/01/25	6.500%	1,229,000	811,140

Total			6,109,520

FINANCE COMPANIES 5.3%
AerCap Ireland Capital Ltd./Global Aviation Trust
10/30/20	4.625%	331,000	338,861
05/15/21	4.500%	4,506,000	4,579,222
10/01/21	5.000%	1,155,000	1,189,650

Aircastle Ltd.
02/15/22	5.500%	350,000	358,750

CIT Group, Inc.
05/15/20	5.375%	1,332,000	1,395,270

International Lease Finance Corp.
05/15/19	6.250%	607,000	650,249
12/15/20	8.250%	1,230,000	1,454,475
04/15/21	4.625%	1,153,000	1,181,825

Navient Corp.
10/26/20	5.000%	752,000	659,880
01/25/22	7.250%	788,000	736,780
03/25/24	6.125%	1,380,000	1,124,700
10/25/24	5.875%	2,300,000	1,840,000

OneMain Financial Holdings, Inc.(a)
12/15/19	6.750%	793,000	803,904
12/15/21	7.250%	978,000	980,445

Provident Funding Associates LP/Finance Corp.(a)
06/15/21	6.750%	2,800,000	2,709,000

Quicken Loans, Inc.(a)
05/01/25	5.750%	502,000	478,155

Springleaf Finance Corp.
12/15/17	6.900%	953,000	979,207
10/01/21	7.750%	896,000	882,560
10/01/23	8.250%	715,000	720,363

iStar, Inc.
07/01/19	5.000%	1,383,000	1,343,239

Total			24,406,535

FOOD AND BEVERAGE 1.7%
B&G Foods, Inc.
06/01/21	4.625%	767,000	759,330

Constellation Brands, Inc.
11/15/19	3.875%	392,000	402,780
05/01/23	4.250%	337,000	337,000
11/15/24	4.750%	1,319,000	1,345,380
12/01/25	4.750%	250,000	254,688

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diamond Foods, Inc.(a)
03/15/19	7.000%	1,358,000	1,402,135

Post Holdings, Inc.
02/15/22	7.375%	343,000	357,577

Post Holdings, Inc.(a)
12/15/22	6.000%	227,000	222,460
03/15/24	7.750%	1,404,000	1,470,690

WhiteWave Foods Co. (The)
10/01/22	5.375%	1,150,000	1,216,125

Total			7,768,165

GAMING 5.0%
Boyd Gaming Corp.
05/15/23	6.875%	1,338,000	1,374,795

GLP Capital LP/Financing II, Inc.
11/01/20	4.875%	452,000	442,960
11/01/23	5.375%	340,000	331,500

International Game Technology PLC(a)
02/15/22	6.250%	992,000	927,520
02/15/25	6.500%	510,000	447,525

MGM Resorts International
03/01/18	11.375%	2,059,000	2,358,832
10/01/20	6.750%	510,000	524,025
12/15/21	6.625%	1,853,000	1,897,009
03/15/23	6.000%	676,000	670,930

Penn National Gaming, Inc.
11/01/21	5.875%	395,000	383,150

Pinnacle Entertainment, Inc.
08/01/21	6.375%	1,400,000	1,471,750

Scientific Games International, Inc.
12/01/22	10.000%	3,857,000	2,738,470

Scientific Games International, Inc.(a)
01/01/22	7.000%	2,493,000	2,380,815

Seminole Tribe of Florida, Inc.(a)
10/01/20	6.535%	2,470,000	2,568,800
10/01/20	7.804%	540,000	572,054

SugarHouse HSP Gaming LP/Finance Corp.(a)
06/01/21	6.375%	1,185,000	1,102,050

Tunica-Biloxi Gaming Authority(a)(b)
05/15/16	0.000%	5,259,000	2,682,090

Total			22,874,275

HEALTH CARE 8.8%
Acadia Healthcare Co., Inc.
07/01/22	5.125%	396,000	370,260
02/15/23	5.625%	467,000	441,315

Alere, Inc.(a)
07/01/23	6.375%	937,000	876,095

Amsurg Corp.
11/30/20	5.625%	1,139,000	1,156,085

CHS/Community Health Systems, Inc.
08/01/21	5.125%	427,000	424,865
02/01/22	6.875%	2,387,000	2,264,666

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ConvaTec Finance International SA
Junior Subordinated PIK(a)
01/15/19	8.250%	1,251,000	1,163,430

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	2,056,000	2,117,680
07/15/24	5.125%	1,055,000	1,055,000

Emdeon, Inc.
12/31/19	11.000%	1,775,000	1,863,750

Emdeon, Inc.(a)
02/15/21	6.000%	779,000	724,470

ExamWorks Group, Inc.
04/15/23	5.625%	552,000	549,240

Fresenius Medical Care U.S. Finance II, Inc.(a)
09/15/18	6.500%	246,000	270,605
07/31/19	5.625%	554,000	596,935
01/31/22	5.875%	1,121,000	1,199,470
10/15/24	4.750%	777,000	757,575

HCA, Inc.
02/15/22	7.500%	3,233,000	3,580,547
02/01/25	5.375%	5,089,000	5,025,387
04/15/25	5.250%	1,836,000	1,849,770

HealthSouth Corp.(a)
11/01/24	5.750%	468,000	446,355
09/15/25	5.750%	275,000	255,750

Hologic, Inc.(a)
07/15/22	5.250%	908,000	926,160

Kinetic Concepts, Inc./KCI U.S.A., Inc.
11/01/18	10.500%	858,000	836,550

LifePoint Health, Inc.
12/01/21	5.500%	923,000	939,153

MEDNAX, Inc.(a)
12/01/23	5.250%	724,000	727,620

MPH Acquisition Holdings LLC(a)
04/01/22	6.625%	1,565,000	1,568,913

Molina Healthcare, Inc.(a)
11/15/22	5.375%	1,228,000	1,228,000

Sterigenics-Nordion Holdings LLC(a)
05/15/23	6.500%	1,215,000	1,160,325

Surgical Care Affiliates, Inc.(a)
04/01/23	6.000%	578,000	563,550

Tenet Healthcare Corp.
10/01/20	6.000%	886,000	932,515
04/01/21	4.500%	2,075,000	2,023,125
04/01/22	8.125%	2,586,000	2,579,535
06/15/23	6.750%	229,000	212,398

Total			40,687,094

HEALTHCARE INSURANCE 0.3%
Centene Corp.
05/15/22	4.750%	1,342,000	1,298,385

HOME CONSTRUCTION 1.0%
CalAtlantic Group, Inc.
11/15/24	5.875%	460,000	480,700

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Meritage Homes Corp.
03/01/18	4.500%	994,000	994,000
04/15/20	7.150%	410,000	431,525
04/01/22	7.000%	928,000	972,080
06/01/25	6.000%	220,000	219,450

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/21	5.250%	724,000	724,000
04/15/23	5.875%	93,000	91,605
03/01/24	5.625%	848,000	814,080

Total			4,727,440

INDEPENDENT ENERGY 5.9%
Antero Resources Corp.
12/01/22	5.125%	1,960,000	1,489,600

Carrizo Oil & Gas, Inc.
04/15/23	6.250%	2,454,000	1,987,740

Concho Resources, Inc.
01/15/22	6.500%	1,515,000	1,454,400
04/01/23	5.500%	2,860,000	2,645,500

CrownRock LP/Finance, Inc.(a)
04/15/21	7.125%	215,000	201,563
02/15/23	7.750%	2,136,000	2,007,840

Diamondback Energy, Inc.
10/01/21	7.625%	370,000	373,700

Laredo Petroleum, Inc.
01/15/22	5.625%	1,690,000	1,470,300
05/01/22	7.375%	1,117,000	1,027,640
03/15/23	6.250%	2,779,000	2,417,730

Oasis Petroleum, Inc.
11/01/21	6.500%	893,000	591,612
03/15/22	6.875%	717,000	458,880
01/15/23	6.875%	1,265,000	784,300

Parsley Energy LLC/Finance Corp.(a)
02/15/22	7.500%	3,486,000	3,329,130

RSP Permian, Inc.
10/01/22	6.625%	591,000	543,720

RSP Permian, Inc.(a)
10/01/22	6.625%	690,000	631,350

Range Resources Corp.
03/15/23	5.000%	3,207,000	2,389,215

SM Energy Co.
11/15/22	6.125%	842,000	618,870
06/01/25	5.625%	397,000	262,020

Whiting Petroleum Corp.
03/15/21	5.750%	2,416,000	1,761,264
04/01/23	6.250%	1,267,000	912,240

Total			27,358,614

LEISURE 0.5%
AMC Entertainment, Inc.
06/15/25	5.750%	261,000	262,305

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	1,170,000	1,205,100

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LTF Merger Sub, Inc.(a)
06/15/23	8.500%	1,057,000	1,009,435

Total			2,476,840

LODGING 0.9%
Hilton Worldwide Finance LLC/Corp.
10/15/21	5.625%	1,285,000	1,331,581

Playa Resorts Holding BV(a)
08/15/20	8.000%	2,364,000	2,399,460

RHP Hotel Properties LP/Finance Corp.
04/15/23	5.000%	314,000	314,000

Total			4,045,041

MEDIA AND ENTERTAINMENT 4.9%
AMC Networks, Inc.
12/15/22	4.750%	2,012,000	2,012,000

Activision Blizzard, Inc.(a)
09/15/21	5.625%	3,914,000	4,099,915
09/15/23	6.125%	138,000	146,280

Clear Channel Worldwide Holdings, Inc.
11/15/22	6.500%	1,937,000	1,888,575

MDC Partners, Inc.(a)
04/01/20	6.750%	2,574,000	2,651,220

Netflix, Inc.(a)
02/15/22	5.500%	1,411,000	1,446,275
02/15/25	5.875%	3,042,000	3,118,050

Outfront Media Capital LLC/Corp.
02/15/24	5.625%	112,000	115,360
03/15/25	5.875%	2,026,000	2,056,390

Outfront Media Capital LLC/Corp.(a)
02/15/24	5.625%	188,000	192,700

Univision Communications, Inc.(a)
05/15/23	5.125%	2,255,000	2,170,437
02/15/25	5.125%	2,598,000	2,468,100

Total			22,365,302

METALS 0.3%
ArcelorMittal(c)
03/01/21	6.500%	1,172,000	943,331
02/25/22	7.250%	589,000	477,826

Total			1,421,157

MIDSTREAM 5.0%
Blue Racer Midstream LLC/Finance Corp.(a)
11/15/22	6.125%	1,999,000	1,379,310

Crestwood Midstream Partners LP/Finance Corp.(a)
04/01/23	6.250%	870,000	606,825

Energy Transfer Equity LP
01/15/24	5.875%	1,596,000	1,300,740
06/01/27	5.500%	3,741,000	2,843,160

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan, Inc.
06/01/25	4.300%	1,694,000	1,463,628

MPLX LP(a)
02/15/23	5.500%	2,451,000	2,144,625
07/15/23	4.500%	553,000	494,769
12/01/24	4.875%	3,852,000	3,457,170

Rose Rock Midstream LP/Finance Corp.(a)
11/15/23	5.625%	821,000	582,910

Sabine Pass Liquefaction LLC(a)
03/01/25	5.625%	3,029,000	2,563,291

Targa Resources Partners LP/Finance Corp.
11/15/19	4.125%	749,000	623,543
05/01/23	5.250%	76,000	61,560
11/15/23	4.250%	1,534,000	1,181,180

Targa Resources Partners LP/Finance Corp.(a)
01/15/18	5.000%	1,934,000	1,788,950
03/15/24	6.750%	1,123,000	957,357

Tesoro Logistics LP/Finance Corp.(a)
10/15/19	5.500%	385,000	373,450
10/15/22	6.250%	1,128,000	1,068,780

Total			22,891,248

OTHER FINANCIAL INSTITUTIONS 0.1%
Icahn Enterprises LP/Finance Corp.
02/01/22	5.875%	464,000	453,560

OTHER INDUSTRY 0.2%
CB Richard Ellis Services, Inc.
03/15/25	5.250%	963,000	975,450

PACKAGING 2.3%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
01/31/21	6.750%	979,000	939,840

Ball Corp.
12/15/20	4.375%	962,000	976,430

Berry Plastics Corp.
05/15/22	5.500%	690,000	687,413
07/15/23	5.125%	1,925,000	1,872,062

Beverage Packaging Holdings (Luxembourg) II SA(a)
06/15/17	6.000%	277,000	267,998

Plastipak Holdings, Inc.(a)
10/01/21	6.500%	2,848,000	2,748,320

Reynolds Group Issuer, Inc./LLC
10/15/20	5.750%	1,790,000	1,820,770

Reynolds Group Issuer, Inc./LLC(c)
02/15/21	8.250%	1,059,000	1,019,287

Signode Industrial Group Luxembourg SA/US, Inc.(a)
05/01/22	6.375%	575,000	488,750

Total			10,820,870

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PHARMACEUTICALS 4.4%
Capsugel SA PIK(a)
05/15/19	7.000%	461,000	450,628

Concordia Healthcare Corp.(a)
04/15/23	7.000%	734,000	636,745

Endo Finance LLC/Finco, Inc.(a)
02/01/25	6.000%	1,570,000	1,546,450

Endo Finance LLC/Ltd./Finco, Inc.(a)
07/15/23	6.000%	1,740,000	1,731,300

Grifols Worldwide Operations Ltd.
04/01/22	5.250%	1,468,000	1,475,340

Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/23	6.375%	2,155,000	2,101,125

Mallinckrodt International Finance SA/CB LLC(a)
10/15/23	5.625%	1,077,000	1,023,150
04/15/25	5.500%	457,000	420,440

Quintiles Transnational Corp.(a)
05/15/23	4.875%	1,091,000	1,096,455

Valeant Pharmaceuticals International, Inc.(a)
10/15/20	6.375%	2,413,000	2,322,512
07/15/21	7.500%	1,855,000	1,850,362
12/01/21	5.625%	1,042,000	963,850
03/01/23	5.500%	776,000	682,880
05/15/23	5.875%	2,438,000	2,175,915
04/15/25	6.125%	1,788,000	1,595,790

Total			20,072,942

PROPERTY & CASUALTY 0.8%
Alliant Holdings I LP(a)
08/01/23	8.250%	100,000	94,000

HUB International Ltd.(a)
10/01/21	7.875%	3,784,000	3,405,600

Hub Holdings LLC/Finance, Inc. PIK(a)
07/15/19	8.125%	364,000	340,340

Total			3,839,940

RAILROADS 0.2%
Florida East Coast Holdings Corp.(a)
05/01/19	6.750%	1,076,000	984,540

RESTAURANTS 0.6%
BC ULC/New Red Finance, Inc.(a)
01/15/22	4.625%	1,980,000	1,984,950
04/01/22	6.000%	953,000	981,590

Total			2,966,540

RETAILERS 1.9%
Asbury Automotive Group, Inc.
12/15/24	6.000%	768,000	794,880

Asbury Automotive Group, Inc.(a)
12/15/24	6.000%	463,000	478,048

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dollar Tree, Inc.(a)
03/01/20	5.250%	282,000	291,165
03/01/23	5.750%	919,000	951,165

Group 1 Automotive, Inc.
06/01/22	5.000%	630,000	623,700

Group 1 Automotive, Inc.(a)
12/15/23	5.250%	532,000	526,680

Penske Automotive Group, Inc.
12/01/24	5.375%	835,000	843,350

Rite Aid Corp.
06/15/21	6.750%	485,000	508,037
Junior Subordinated
02/15/27	7.700%	602,000	701,330

Rite Aid Corp.(a)
04/01/23	6.125%	2,682,000	2,775,870

Sally Holdings LLC/Capital, Inc.
12/01/25	5.625%	357,000	360,570

Total			8,854,795

TECHNOLOGY 6.4%
Alliance Data Systems Corp.(a)
04/01/20	6.375%	1,221,000	1,227,105
08/01/22	5.375%	2,604,000	2,480,310

Ancestry.com, Inc. Junior Subordinated
12/15/20	11.000%	354,000	377,895

Equinix, Inc.
04/01/23	5.375%	2,357,000	2,404,140
01/15/26	5.875%	1,145,000	1,179,350

First Data Corp.(a)
08/15/23	5.375%	1,501,000	1,508,505
12/01/23	7.000%	3,224,000	3,224,000
01/15/24	5.750%	3,705,000	3,649,425

Infor US, Inc.(a)
08/15/20	5.750%	292,000	294,190

MSCI, Inc.(a)
11/15/24	5.250%	1,407,000	1,428,105
08/15/25	5.750%	1,298,000	1,330,450

NCR Corp.
12/15/21	5.875%	458,000	451,130
12/15/23	6.375%	539,000	530,915

NXP BV/Funding LLC(a)
06/15/22	4.625%	1,065,000	1,046,362
03/15/23	5.750%	760,000	784,700

Qualitytech LP/Finance Corp.
08/01/22	5.875%	952,000	971,040

Riverbed Technology, Inc.(a)
03/01/23	8.875%	1,635,000	1,512,375

Sensata Technologies UK Financing Co. PLC(a)
02/15/26	6.250%	819,000	851,760

VeriSign, Inc.
05/01/23	4.625%	1,140,000	1,103,805
04/01/25	5.250%	1,172,000	1,177,860

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zebra Technologies Corp.
10/15/22	7.250%	1,736,000	1,814,120

Total			29,347,542

WIRELESS 6.7%
Crown Castle International Corp.
04/15/22	4.875%	788,000	817,550
01/15/23	5.250%	1,145,000	1,203,681

Numericable-SFR(a)
05/15/22	6.000%	2,468,000	2,393,960

SBA Telecommunications, Inc.
07/15/20	5.750%	1,277,000	1,328,080

Sprint Communications, Inc.
08/15/20	7.000%	540,000	417,150

Sprint Communications, Inc.(a)
11/15/18	9.000%	5,812,000	6,117,130
03/01/20	7.000%	1,728,000	1,732,320

Sprint Corp.
09/15/21	7.250%	688,000	519,234
09/15/23	7.875%	1,135,000	852,385
06/15/24	7.125%	1,560,000	1,125,150
02/15/25	7.625%	459,000	335,070

T-Mobile USA, Inc.
04/28/21	6.633%	1,543,000	1,600,862
01/15/22	6.125%	695,000	714,113
04/28/22	6.731%	641,000	668,243
03/01/23	6.000%	646,000	654,075
04/01/23	6.625%	1,511,000	1,541,220
01/15/24	6.500%	1,109,000	1,131,180
03/01/25	6.375%	310,000	313,100
01/15/26	6.500%	1,819,000	1,836,262

Wind Acquisition Finance SA(a)
04/30/20	6.500%	1,793,000	1,875,926
07/15/20	4.750%	2,435,000	2,410,650
04/23/21	7.375%	1,388,000	1,311,660

Total			30,899,001

WIRELINES 4.2%
CenturyLink, Inc.
06/15/21	6.450%	1,351,000	1,317,225
03/15/22	5.800%	540,000	494,910
04/01/25	5.625%	1,358,000	1,147,510

Frontier Communications Corp.
07/01/21	9.250%	185,000	181,763
04/15/24	7.625%	1,081,000	908,040
01/15/25	6.875%	2,474,000	2,037,957

Frontier Communications Corp.(a)
09/15/20	8.875%	433,000	438,413
09/15/22	10.500%	941,000	937,471
09/15/25	11.000%	2,588,000	2,562,120

Level 3 Financing, Inc.
06/01/20	7.000%	1,610,000	1,682,450
01/15/21	6.125%	875,000	905,625
08/15/22	5.375%	1,031,000	1,046,465

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Financing, Inc.(a)
01/15/24	5.375%	1,085,000	1,090,425

Telecom Italia SpA(a)
05/30/24	5.303%	1,784,000	1,761,700

Windstream Services LLC
10/15/20	7.750%	628,000	529,090

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	604,000	650,810
04/01/23	6.000%	1,599,000	1,511,055
05/15/25	6.375%	147,000	136,710

Total			19,339,739

Total Corporate Bonds & Notes
(Cost: $453,686,253)			431,696,923

Senior Loans 1.4%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
HEALTH CARE 0.5%
American Renal Holdings, Inc. 2nd Lien Term Loan(c)(d)
03/20/20	8.500%	2,269,000	2,189,585

PHARMACEUTICALS 0.3%
Concordia Healthcare Corp. Term Loan(c)(d)
10/21/21	5.250%	1,220,000	1,168,919

TECHNOLOGY 0.6%
Applied Systems, Inc. 2nd Lien Term Loan(c)(d)
01/24/22	7.500%	202,000	184,830

Microsemi Corp. Tranche B Term Loan(c)(d)(f)
01/17/23	5.250%	1,585,000	1,554,092

Riverbed Technology, Inc. Term Loan(c)(d)
04/25/22	6.000%	1,258,428	1,251,016

Total			2,989,938

Total Senior Loans
(Cost: $6,398,715)			6,348,442

Limited Partnerships —%
Issuer		Shares	Value ($)
FINANCIALS —%
Diversified Financial Services —%

Varde Fund V LP(e)(g)(h)		5,000,000	10,427

Total Financials			10,427

Total Limited Partnerships
(Cost: $—)			10,427

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Money Market Funds 3.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(i)(j)	16,200,324	16,200,324

Total Money Market Funds
(Cost: $16,200,324)		16,200,324

Total Investments
(Cost: $476,285,292)		454,256,116

Other Assets & Liabilities, Net		7,061,806

Net Assets		461,317,922

At December 31, 2015, cash totaling $145,800 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE (CBT)	(108)	USD	(13,597,875)	03/2016	30,477	—

Notes to Portfolio of Investments

(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2015, the value of these securities amounted to $216,046,169 or 46.83% of net assets.

(b)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2015, the value of these securities amounted to $2,682,090, which represents 0.58% of net assets.

(c)	Variable rate security.

(d)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2015, the value of these securities amounted to $10,427, which represents less than 0.01% of net assets.

(f)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(g)	Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at December 31, 2015 was $10,427, which represents less than 0.01% of net assets. Information concerning such security holdings at December 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Varde Fund V LP	04/27/2000 - 06/19/2000	—	*

*	The original cost for this position was $5,000,000. From September 29, 2004 through May 7, 2005, $5,000,000 was returned to the Fund in the form of return of capital.

(h)	Non-income producing investment.

(i)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	12,874,723	163,604,951	(160,279,350)	16,200,324	17,051	16,200,324

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Abbreviation Legend

PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	431,696,923	—	431,696,923

Senior Loans	—	3,974,027	2,374,415	6,348,442

Limited Partnerships

Financials	—	—	10,427	10,427

Money Market Funds	—	16,200,324	—	16,200,324

Total Investments	—	451,871,274	2,384,842	454,256,116

Derivatives

Assets

Futures Contracts	30,477	—	—	30,477

Total	30,477	451,871,274	2,384,842	454,286,593

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	12,874,723	12,874,723	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Limited partnership securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the limited partnership’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the limited partnership’s capital balance.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
—	196,613	196,613	—

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $460,084,968)	$438,055,792

Affiliated issuers (identified cost $16,200,324)	16,200,324

Total investments (identified cost $476,285,292)	454,256,116

Cash	2,246,743

Margin deposits	145,800

Receivable for:

Capital shares sold	12,960

Dividends	3,306

Interest	7,270,700

Foreign tax reclaims	23,668

Expense reimbursement due from Investment Manager	25,412

Prepaid expenses	2,906

Total assets	463,987,611

Liabilities

Payable for:

Investments purchased on a delayed delivery basis	1,537,450

Capital shares purchased	587,123

Variation margin	32,063

Investment management fees	231,301

Distribution and/or service fees	53,468

Transfer agent fees	23,803

Administration fees	27,771

Compensation of board members	49,840

Other expenses	126,870

Total liabilities	2,669,689

Net assets applicable to outstanding capital stock	$461,317,922

Represented by

Paid-in capital	$537,940,320

Undistributed net investment income	26,498,542

Accumulated net realized loss	(81,122,241)

Unrealized appreciation (depreciation) on:

Investments	(22,029,176)

Futures contracts	30,477

Total — representing net assets applicable to outstanding capital stock	$461,317,922

Class 1

Net assets	$1,934,387

Shares outstanding	299,292

Net asset value per share	$6.46

Class 2

Net assets	$38,807,410

Shares outstanding	6,051,632

Net asset value per share	$6.41

Class 3

Net assets	$420,576,125

Shares outstanding	65,209,493

Net asset value per share	$6.45

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

STATEMENT OF OPERATIONS

Year ended December 31, 2015

Net investment income

Income:

Dividends — affiliated issuers	$17,051

Interest	31,373,689

Total income	31,390,740

Expenses:

Investment management fees	3,024,392

Distribution and/or service fees

Class 2	92,699

Class 3	601,471

Transfer agent fees

Class 1	856

Class 2	22,247

Class 3	288,696

Administration fees	362,523

Compensation of board members	16,189

Custodian fees	16,077

Printing and postage fees	231,835

Audit fees	28,110

Legal fees	8,952

Other	16,733

Total expenses	4,710,780

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(149,164)

Total net expenses	4,561,616

Net investment income	26,829,124

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(1,481,360)

Futures contracts	(198,633)

Net realized loss	(1,679,993)

Net change in unrealized appreciation (depreciation) on:

Investments	(29,394,809)

Futures contracts	74,471

Net change in unrealized depreciation	(29,320,338)

Net realized and unrealized loss	(31,000,331)

Net decrease in net assets from operations	$(4,171,207)

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations

Net investment income	$26,829,124	$31,085,048

Net realized gain (loss)	(1,679,993)	8,680,382

Net change in unrealized depreciation	(29,320,338)	(18,485,072)

Net increase (decrease) in net assets resulting from operations	(4,171,207)	21,280,358

Distributions to shareholders

Net investment income

Class 1	(100,439)	(6,611)

Class 2	(2,246,059)	(1,950,868)

Class 3	(28,817,306)	(34,164,350)

Total distributions to shareholders	(31,163,804)	(36,121,829)

Decrease in net assets from capital stock activity	(53,113,404)	(29,490,116)

Total decrease in net assets	(88,448,415)	(44,331,587)

Net assets at beginning of year	549,766,337	594,097,924

Net assets at end of year	$461,317,922	$549,766,337

Undistributed net investment income	$26,498,542	$30,832,290

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	225,325	1,569,634	91,334	644,036

Distributions reinvested	14,924	100,439	947	6,611

Redemptions	(31,402)	(212,541)	(2,819)	(19,728)

Net increase	208,847	1,457,532	89,462	630,919

Class 2 shares

Subscriptions	1,471,350	10,021,009	1,763,191	12,676,377

Distributions reinvested	336,236	2,246,059	281,105	1,950,868

Redemptions	(710,239)	(4,824,046)	(603,521)	(4,255,455)

Net increase	1,097,347	7,443,022	1,440,775	10,371,790

Class 3 shares

Subscriptions	301,150	2,102,949	592,096	4,273,487

Distributions reinvested	4,288,290	28,817,306	4,901,628	34,164,350

Redemptions	(13,546,451)	(92,934,213)	(11,010,636)	(78,930,662)

Net decrease	(8,957,011)	(62,013,958)	(5,516,912)	(40,492,825)

Total net decrease	(7,650,817)	(53,113,404)	(3,986,675)	(29,490,116)

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$6.96	$7.15	$7.22	$6.74	$6.94

Income from investment operations:

Net investment income	0.36	0.38	0.43	0.46	0.49

Net realized and unrealized gain (loss)	(0.42)	(0.10)	0.00 (a)	0.56	(0.10)

Total from investment operations	(0.06)	0.28	0.43	1.02	0.39

Less distributions to shareholders:

Net investment income	(0.44)	(0.47)	(0.50)	(0.54)	(0.59)

Total distributions to shareholders	(0.44)	(0.47)	(0.50)	(0.54)	(0.59)

Net asset value, end of period	$6.46	$6.96	$7.15	$7.22	$6.74

Total return	(1.15%)	3.89%	6.19%	15.87%	5.82%

Ratios to average net assets(b)

Total gross expenses	0.78%	0.76%	0.76%	0.75%	0.73%

Total net expenses(c)	0.75%	0.72%	0.72%	0.74%	0.73%

Net investment income	5.35%	5.43%	5.94%	6.55%	7.23%

Supplemental data

Net assets, end of period (in thousands)	$1,934	$629	$7	$7	$6

Portfolio turnover	47%	59%	63%	75%	76%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$6.91	$7.11	$7.18	$6.71	$6.93

Income from investment operations:

Net investment income	0.35	0.37	0.41	0.44	0.47

Net realized and unrealized gain (loss)	(0.43)	(0.12)	0.01	0.56	(0.10)

Total from investment operations	(0.08)	0.25	0.42	1.00	0.37

Less distributions to shareholders:

Net investment income	(0.42)	(0.45)	(0.49)	(0.53)	(0.59)

Total distributions to shareholders	(0.42)	(0.45)	(0.49)	(0.53)	(0.59)

Net asset value, end of period	$6.41	$6.91	$7.11	$7.18	$6.71

Total return	(1.41%)	3.51%	5.98%	15.62%	5.46%

Ratios to average net assets(a)

Total gross expenses	1.02%	1.00%	1.01%	1.00%	1.01%

Total net expenses(b)	1.00%	0.97%	0.97%	0.98%	1.01%

Net investment income	5.06%	5.20%	5.70%	6.29%	6.98%

Supplemental data

Net assets, end of period (in thousands)	$38,807	$34,214	$24,968	$16,469	$6,894

Portfolio turnover	47%	59%	63%	75%	76%

Notes to Financial Highlights

(a) In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$6.94	$7.14	$7.21	$6.73	$6.93

Income from investment operations:

Net investment income	0.36	0.38	0.42	0.45	0.49

Net realized and unrealized gain (loss)	(0.42)	(0.12)	0.00 (a)	0.56	(0.11)

Total from investment operations	(0.06)	0.26	0.42	1.01	0.38

Less distributions to shareholders:

Net investment income	(0.43)	(0.46)	(0.49)	(0.53)	(0.58)

Total distributions to shareholders	(0.43)	(0.46)	(0.49)	(0.53)	(0.58)

Net asset value, end of period	$6.45	$6.94	$7.14	$7.21	$6.73

Total return	(1.14%)	3.62%	6.07%	15.74%	5.68%

Ratios to average net assets(b)

Total gross expenses	0.90%	0.87%	0.89%	0.87%	0.88%

Total net expenses(c)	0.87%	0.85%	0.85%	0.86%	0.88%

Net investment income	5.17%	5.34%	5.81%	6.43%	7.08%

Supplemental data

Net assets, end of period (in thousands)	$420,576	$514,924	$569,123	$623,113	$596,351

Portfolio turnover	47%	59%	63%	75%	76%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — High Yield Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

24	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the

Annual Report 2015	25

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	30,477	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(198,633)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	74,471

26	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Short	10,608,036

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Corporate actions and dividend income is recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of

Annual Report 2015	27

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.58% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $1,965.

28	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transactions with Affiliated Funds

For the year ended December 31, 2015, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $886,559.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class 1	0.770%	0.720%
Class 2	1.020	0.970
Class 3	0.895	0.845

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, principal and/or interest from fixed income securities, Trustees’ deferred compensation, investments in partnerships and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$932
Accumulated net realized loss	$(931)
Paid-in capital	(1)

Annual Report 2015	29

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2015 ($)	Year Ended December 31, 2014 ($)
Ordinary income	31,163,804	36,121,829

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$27,091,768
Capital loss carryforwards	(80,749,395)
Net unrealized depreciation	(22,371,545)

At December 31, 2015, the cost of investments for federal income tax purposes was $476,627,661 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$13,915,099
Unrealized depreciation	(36,286,644)
Net unrealized depreciation	$(22,371,545)

The following capital loss carryforwards, determined at December 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	6,872,810
2017	72,257,550
No expiration — short-term	1,619,035
Total	80,749,395

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $235,389,823 and $293,376,998, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

30	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 99.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

High-Yield Securities Risk

Securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated

Annual Report 2015	31

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — High Yield Bond Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 18, 2016

Annual Report 2015	33

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees
Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

34	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director,

International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products),

2002-2009; former Director. Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2015	35

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor)

since 2001; Director, Boston Children’s Hospital since

2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

36	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present Or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since

March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015	37

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

38	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

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Annual Report 2015	39

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

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40	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – HIGH YIELD BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	41

Columbia Variable Portfolio – High Yield Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6670 F (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the Fund) Class 3 shares returned -3.23% for the 12-month period that ended December 31, 2015.

■	The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned -7.47% during the same time period.

■

In a challenging environment for small companies and for value stocks, the Fund delivered strong relative performance. Stock selection within health care and consumer staples helped the Fund’s relative performance. An overweight in health care further amplified the impact of stock selection in the sector.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-3.06	10.53	6.76
Class 2*	05/03/10	-3.30	10.26	6.55
Class 3	09/15/99	-3.23	10.39	6.68
Russell 2000 Value Index		-7.47	7.67	5.57

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Select Smaller-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Richard Rosen

Kari Montanus

Top Ten Holdings (%) (at December 31, 2015)
PharMerica Corp.	4.0
Telephone & Data Systems, Inc.	4.0
United Continental Holdings, Inc.	3.5
Waste Connections, Inc.	2.9
Sirona Dental Systems, Inc.	2.9
Cubic Corp.	2.8
Swift Transportation Co.	2.8
Extreme Networks, Inc.	2.8
Hanesbrands, Inc.	2.8
Sunoco LP	2.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	95.5
Limited Partnerships	2.7
Money Market Funds	1.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	15.6
Consumer Staples	5.2
Energy	8.3
Financials	16.6
Health Care	16.3
Industrials	13.3
Information Technology	13.6
Materials	6.3
Telecommunication Services	4.8
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

For the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned -3.23%. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned -7.47% for the same time period. In a challenging environment for small companies and for value stocks, the Fund delivered strong relative performance. Stock selection within health care and consumer discretionary aided the Fund’s performance against its benchmark. An overweight in health care further amplified the impact of security selection within the sector. Stock selection within financials and industrials detracted from results during the period.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued for a fourth straight year, with China’s slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices, a rising dollar and uncertainty about the timing and subsequent impact of rising U.S. interest rates rounded the list of mounting pressures. In the United States, another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A strong dollar and a widening trade deficit also took a significant bite out of growth. The U.S. economy rebounded despite these setbacks, and the seven-year expansion remained intact. The labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales, and stronger-than-expected holiday spending cheered some retailers. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Solid stock market gains in the first half of the 12-month period were all but wiped out in the final months of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets, as most foreign stock markets ended the year in the red.

In December, the Federal Reserve (Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. The market’s initial reaction to this move was positive, as many investors viewed the policy change as a vote of confidence in the strength of the U.S. economy.

Contributors and Detractors

Stock selection in health care aided the Fund’s results and an overweight in the sector provided an added boost to returns for the period. The Fund’s largest holding at period end was Pharmerica, an institutional pharmacy services company that distributes drugs to healthcare facilities. The company has been making small acquisitions to build scale in their core business and get into faster growing areas like home infusion. Their margins have also benefited by their ability to buy more generic drugs directly after

4	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

they negotiate a deal with a new distributor. Ligand Pharmaceuticals was another strong performer. The company earns royalties on several drugs marketed by large pharmaceutical companies as well as from its Captisol formulation technology. Its alliances with many of the world’s largest pharmaceutical companies helped grow revenues. Sirona Dental Systems also aided Fund performance, as it benefited from the increasing digitalization of dental equipment as well as improving dental spending. In September 2015, the company merged with Dentsply in a $13bn all-stock transaction. While the Fund’s exposure to energy stocks suffered along with the rest of the energy sector, strong stock selection within this sector helped the Fund outperform its benchmark.

Detractors included Ladder Capital, a commercial real estate finance company that declined along with many other real estate investment trusts during the period. Homebuilder Beazer Homes USA also underperformed, as did most stocks within the homebuilding sector. Execution was spotty and the company had to grapple with an unusual homebuilding cycle that featured low inventory and high prices, which deterred many first-time homebuyers from entering the market. Swift Transportation, a stellar performer in 2014, reversed course in 2015. Despite a strong balance sheet, higher costs for accident and workers’ compensation claims, reduced seasonal volumes and a shortage of truck drivers had a negative impact on company earnings.

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	903.10	1,020.67	4.32	4.58	0.90
Class 2	1,000.00	1,000.00	902.30	1,019.41	5.51	5.85	1.15
Class 3	1,000.00	1,000.00	902.40	1,020.01	4.94	5.24	1.03

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 95.5%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 15.3%
Auto Components 2.9%

American Axle & Manufacturing Holdings, Inc.(a)	140,000	2,651,600

Motorcar Parts of America, Inc.(a)	54,500	1,842,645

Total		4,494,245

Diversified Consumer Services 1.5%

Sotheby’s	90,000	2,318,400

Hotels, Restaurants & Leisure 1.9%

Texas Roadhouse, Inc.	82,500	2,951,025

Household Durables 5.4%

Beazer Homes USA, Inc.(a)	223,711	2,570,440

Lennar Corp., Class A	64,500	3,154,695

William Lyon Homes, Inc. Class A(a)	160,000	2,640,000

Total		8,365,135

Specialty Retail 0.9%

Vitamin Shoppe, Inc.(a)	45,000	1,471,500

Textiles, Apparel & Luxury Goods 2.7%

Hanesbrands, Inc.	145,000	4,267,350

Total Consumer Discretionary		23,867,655

CONSUMER STAPLES 5.1%
Food Products 3.7%

Dean Foods Co.	170,000	2,915,500

WhiteWave Foods Co. (The), Class A(a)	73,500	2,859,885

Total		5,775,385

Personal Products 1.4%

Herbalife Ltd.(a)	40,000	2,144,800

Total Consumer Staples		7,920,185

ENERGY 5.4%
Energy Equipment & Services 5.4%

Archrock, Inc.	200,000	1,504,000

Exterran Corp.(a)	145,011	2,327,427

Superior Energy Services, Inc.	118,700	1,598,889

Tetra Technologies, Inc.(a)	395,749	2,976,032

Total		8,406,348

Total Energy		8,406,348

FINANCIALS 16.3%
Banks 2.1%

Opus Bank	91,076	3,367,080

Insurance 8.4%

Endurance Specialty Holdings Ltd.	50,500	3,231,495

Hanover Insurance Group, Inc. (The)	37,000	3,009,580

Common Stocks (continued)
Issuer	Shares	Value ($)

Lincoln National Corp.	70,000	3,518,200

State National Companies, Inc.	337,128	3,307,226

Total		13,066,501

Real Estate Investment Trusts (REITs) 3.3%

Gaming and Leisure Properties, Inc.	105,000	2,919,000

Ladder Capital Corp., Class A	183,244	2,275,890

Total		5,194,890

Thrifts & Mortgage Finance 2.5%

BofI Holding, Inc.(a)	184,000	3,873,200

Total Financials		25,501,671

HEALTH CARE 16.1%
Biotechnology 2.5%

Ligand Pharmaceuticals, Inc.(a)	36,000	3,903,120

Health Care Equipment & Supplies 4.8%

Analogic Corp.	37,500	3,097,500

Sirona Dental Systems, Inc.(a)	40,000	4,382,800

Total		7,480,300

Health Care Providers & Services 6.2%

PharMerica Corp.(a)	175,000	6,125,000

WellCare Health Plans, Inc.(a)	45,000	3,519,450

Total		9,644,450

Pharmaceuticals 2.6%

Impax Laboratories, Inc.(a)	95,000	4,062,200

Total Health Care		25,090,070

INDUSTRIALS 13.1%
Aerospace & Defense 2.8%

Cubic Corp.	92,500	4,370,625

Airlines 3.4%

United Continental Holdings, Inc.(a)	93,000	5,328,900

Commercial Services & Supplies 2.9%

Waste Connections, Inc.	80,000	4,505,600

Electrical Equipment 1.3%

EnerSys	35,000	1,957,550

Road & Rail 2.7%

Swift Transportation Co.(a)	310,000	4,284,200

Total Industrials		20,446,875

INFORMATION TECHNOLOGY 13.3%
Communications Equipment 5.8%

Calix, Inc.(a)	465,148	3,660,715

Extreme Networks, Inc.(a)	1,050,000	4,284,000

Viavi Solutions, Inc.(a)	190,000	1,157,100

Total		9,101,815

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 1.5%

Belden, Inc.	50,000	2,384,000

IT Services 3.8%

CACI International, Inc., Class A(a)	43,000	3,989,540

EPAM Systems, Inc.(a)	24,000	1,886,880

Total		5,876,420

Software 2.2%

BroadSoft, Inc.(a)	98,646	3,488,122

Total Information Technology		20,850,357

MATERIALS 6.2%
Chemicals 4.3%

Ferro Corp.(a)	250,000	2,780,000

Minerals Technologies, Inc.	87,500	4,012,750

Total		6,792,750

Containers & Packaging 1.9%

Owens-Illinois, Inc.(a)	169,489	2,952,498

Total Materials		9,745,248

TELECOMMUNICATION SERVICES 4.7%
Diversified Telecommunication Services 0.8%

Globalstar, Inc.(a)	900,000	1,296,000

Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 3.9%

Telephone & Data Systems, Inc.	235,000	6,084,150

Total Telecommunication Services		7,380,150

Total Common Stocks
(Cost: $111,284,947)		149,208,559

Limited Partnerships 2.7%
ENERGY 2.7%
Oil, Gas & Consumable Fuels 2.7%

Sunoco LP	107,500	4,258,075

Total Energy		4,258,075

Total Limited Partnerships
(Cost: $3,916,891)		4,258,075

Money Market Funds 1.8%
	Shares	Value

Columbia Short-Term Cash Fund, 0.284%(b)(c)	2,872,590	2,872,590

Total Money Market Funds
(Cost: $2,872,590)		2,872,590

Total Investments
(Cost: $118,074,428)		156,339,224

Other Assets & Liabilities, Net		(43,239)

Net Assets		156,295,985

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,473,334	46,866,892	(47,467,636)	2,872,590	5,589	2,872,590

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	23,867,655	—	—	23,867,655

Consumer Staples	7,920,185	—	—	7,920,185

Energy	8,406,348	—	—	8,406,348

Financials	25,501,671	—	—	25,501,671

Health Care	25,090,070	—	—	25,090,070

Industrials	20,446,875	—	—	20,446,875

Information Technology	20,850,357	—	—	20,850,357

Materials	9,745,248	—	—	9,745,248

Telecommunication Services	7,380,150	—	—	7,380,150

Total Common Stocks	149,208,559	—	—	149,208,559

Limited Partnerships

Energy	4,258,075	—	—	4,258,075

Money Market Funds	—	2,872,590	—	2,872,590

Total Investments	153,466,634	2,872,590	—	156,339,224

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	3,473,334	3,473,334	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $115,201,838)	$153,466,634

Affiliated issuers (identified cost $2,872,590)	2,872,590

Total investments (identified cost $118,074,428)	156,339,224

Receivable for:

Capital shares sold	35,242

Dividends	272,613

Expense reimbursement due from Investment Manager	23,468

Prepaid expenses	2,172

Total assets	156,672,719

Liabilities

Payable for:

Investments purchased	18,498

Capital shares purchased	155,236

Investment management fees	106,844

Distribution and/or service fees	12,699

Transfer agent fees	8,115

Administration fees	10,820

Compensation of board members	22,359

Audit fees	19,380

Printing and postage fees	19,581

Other expenses	3,202

Total liabilities	376,734

Net assets applicable to outstanding capital stock	$156,295,985

Represented by

Trust capital	$156,295,985

Total — representing net assets applicable to outstanding capital stock	$156,295,985

Class 1

Net assets	$60,662,581

Shares outstanding	3,192,912

Net asset value per share	$19.00

Class 2

Net assets	$22,315,497

Shares outstanding	1,191,045

Net asset value per share	$18.74

Class 3

Net assets	$73,317,907

Shares outstanding	3,884,613

Net asset value per share	$18.87

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$1,622,368

Dividends — affiliated issuers	5,589

Total income	1,627,957

Expenses:

Investment management fees	1,388,558

Distribution and/or service fees

Class 2	57,947

Class 3	104,839

Transfer agent fees

Class 1	41,230

Class 2	13,907

Class 3	50,321

Administration fees	140,615

Compensation of board members	11,867

Custodian fees	5,133

Printing and postage fees	52,575

Audit fees	21,160

Legal fees	6,689

Other	8,743

Total expenses	1,903,584

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(140,637)

Total net expenses	1,762,947

Net investment loss	(134,990)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	26,595,375

Net realized gain	26,595,375

Net change in unrealized appreciation (depreciation) on:

Investments	(31,178,033)

Net change in unrealized depreciation	(31,178,033)

Net realized and unrealized loss	(4,582,658)

Net decrease in net assets from operations	$(4,717,648)

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations

Net investment income (loss)	$(134,990)	$600,434

Net realized gain	26,595,375	36,014,857

Net change in unrealized depreciation	(31,178,033)	(26,324,295)

Net increase (decrease) in net assets resulting from operations	(4,717,648)	10,290,996

Decrease in net assets from capital stock activity	(19,288,296)	(23,919,614)

Total decrease in net assets	(24,005,944)	(13,628,618)

Net assets at beginning of year	180,301,929	193,930,547

Net assets at end of year	$156,295,985	$180,301,929

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	393,527	8,028,566	152,759	2,878,325

Redemptions	(787,586)	(15,901,829)	(947,858)	(17,675,659)

Net decrease	(394,059)	(7,873,263)	(795,099)	(14,797,334)

Class 2 shares

Subscriptions	214,630	4,280,488	175,754	3,232,613

Redemptions	(178,200)	(3,556,777)	(177,856)	(3,265,314)

Net increase (decrease)	36,430	723,711	(2,102)	(32,701)

Class 3 shares

Subscriptions	64,735	1,313,037	152,054	2,850,015

Redemptions	(673,417)	(13,451,781)	(644,556)	(11,939,594)

Net decrease	(608,682)	(12,138,744)	(492,502)	(9,089,579)

Total net decrease	(966,311)	(19,288,296)	(1,289,703)	(23,919,614)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$19.60	$18.48	$12.44	$10.55	$11.52

Income from investment operations:

Net investment income (loss)	— (a)	0.08	(0.06)	(0.02)	(0.03)

Net realized and unrealized gain (loss)	(0.60)	1.04	6.10	1.91	(0.94)

Total from investment operations	(0.60)	1.12	6.04	1.89	(0.97)

Net asset value, end of period	$19.00	$19.60	$18.48	$12.44	$10.55

Total return	(3.06%)	6.06%	48.55%	17.92%	(8.42%)

Ratios to average net assets(b)

Total gross expenses	0.99%	0.98%	0.99%	1.01%	0.98%

Total net expenses(c)	0.91%	0.93%	0.93%	0.94%	0.96%

Net investment income (loss)	0.01%	0.44%	(0.40%)	(0.21%)	(0.27%)

Supplemental data

Net assets, end of period (in thousands)	$60,663	$70,315	$80,983	$63,490	$61,631

Portfolio turnover	27%	27%	16%	6%	13%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$19.38	$18.32	$12.36	$10.50	$11.50

Income from investment operations:

Net investment income (loss)	(0.04)	0.02	(0.10)	(0.05)	(0.06)

Net realized and unrealized gain (loss)	(0.60)	1.04	6.06	1.91	(0.94)

Total from investment operations	(0.64)	1.06	5.96	1.86	(1.00)

Net asset value, end of period	$18.74	$19.38	$18.32	$12.36	$10.50

Total return	(3.30%)	5.79%	48.22%	17.71%	(8.70%)

Ratios to average net assets(a)

Total gross expenses	1.24%	1.23%	1.24%	1.26%	1.24%

Total net expenses(b)	1.16%	1.18%	1.18%	1.19%	1.21%

Net investment income (loss)	(0.22%)	0.13%	(0.64%)	(0.46%)	(0.52%)

Supplemental data

Net assets, end of period (in thousands)	$22,315	$22,376	$21,186	$14,236	$12,858

Portfolio turnover	27%	27%	16%	6%	13%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$19.50	$18.40	$12.40	$10.53	$11.51

Income from investment operations:

Net investment income (loss)	(0.02)	0.05	(0.08)	(0.04)	(0.05)

Net realized and unrealized gain (loss)	(0.61)	1.05	6.08	1.91	(0.93)

Total from investment operations	(0.63)	1.10	6.00	1.87	(0.98)

Net asset value, end of period	$18.87	$19.50	$18.40	$12.40	$10.53

Total return	(3.23%)	5.98%	48.39%	17.76%	(8.51%)

Ratios to average net assets(a)

Total gross expenses	1.11%	1.11%	1.11%	1.13%	1.13%

Total net expenses(b)	1.04%	1.05%	1.05%	1.06%	1.10%

Net investment income (loss)	(0.11%)	0.28%	(0.52%)	(0.34%)	(0.45%)

Supplemental data

Net assets, end of period (in thousands)	$73,318	$87,610	$91,762	$65,937	$68,550

Portfolio turnover	27%	27%	16%	6%	13%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services —Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of

18	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and

Annual Report 2015	19

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.79% to 0.70% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.79% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board,

including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $1,440.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating

20	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 Through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	0.900%	0.900%	0.930%
Class 2	1.150	1.150	1.180
Class 3	1.025	1.025	1.055

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $45,924,441 and $65,168,864, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, one unaffiliated shareholder of record owned 29.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 52.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Annual Report 2015	21

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

22	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Select Smaller-Cap Value Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 18, 2016

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees
Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

24	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum

Bands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2015	25

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead

Outside Director, Digital Ally, Inc. (digital imaging) since

September 2005; Trustee, Marygrove College (Chair of

Finance Committee), since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124	Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

26	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since

March 2008; Director, Renaissance Reinsurance Ltd.

since May 2008; Director, Citigroup Inc. since 2009;

Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015	27

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 — April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

28	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – SELECT SMALLER-CAP VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	29

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6484 F (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Variable Portfolio — Dividend Opportunity Fund (the Fund) Class 3 shares returned -2.77% for the 12-month period that ended December 31, 2015.

■	During the same time period, the Fund underperformed the MSCI USA High Dividend Yield Index (Net), which returned -0.32%, but outperformed the Russell 1000 Value Index, which returned -3.83%.

■	The Fund underperformed the MSCI index due primarily to stock selection, though overall sector allocation decisions also detracted.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-2.65	8.09	5.41
Class 2*	05/03/10	-2.89	7.83	5.20
Class 3	09/15/99	-2.77	7.95	5.33
MSCI USA High Dividend Yield Index (Net)		-0.32	12.40	7.38
Russell 1000 Value Index		-3.83	11.27	6.16

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Steven Schroll

Paul Stocking

Dean Ramos, CFA

Top Ten Holdings (%) (at December 31, 2015)
Microsoft Corp.	5.6
Philip Morris International, Inc.	5.1
Altria Group, Inc.	5.1
AT&T, Inc.	5.1
Chevron Corp.	4.3
Pfizer, Inc.	4.0
Exxon Mobil Corp.	3.6
Cisco Systems, Inc.	3.3
Lockheed Martin Corp.	3.1
Johnson & Johnson	2.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	90.9
Equity-Linked Notes	7.5
Money Market Funds	1.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	4.8
Consumer Staples	18.1
Energy	16.5
Financials	2.7
Health Care	16.1
Industrials	6.3
Information Technology	15.3
Materials	3.5
Telecommunication Services	9.4
Utilities	7.3
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

At December 31, 2015, approximately 35.8% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned -2.77%. During the same time period, the Fund underperformed the MSCI USA High Dividend Yield Index (Net), which returned -0.32% but outperformed the Russell 1000 Value Index, which returned -3.83%. The Fund underperformed the MSCI index due primarily to stock selection, though overall sector allocation decisions also detracted.

U.S. Equity Market Experienced a Roller Coaster Year

The U.S. economy topped the rest of the developed world, and the U.S. stock market, as represented by the S&P 500 Index, finished 2015 in positive territory. However, the U.S. equity market’s innocuous result belies a roller coaster year. Four factors dogged U.S. stocks during the annual period. The first was a further and unexpected decline in commodity prices (making for a fifth consecutive year of negative returns), particularly oil. The second was continued strength in the U.S. dollar, which rose more than 10% on a trade-weighted basis during the period. The third was soft economic growth and currency devaluation in China. The fourth was that the Federal Reserve (Fed) only felt confident enough about the U.S. economy to begin raising interest rates in the waning weeks of the calendar year. Twelve months earlier, many expected the Fed to begin tightening monetary policy as early as the first quarter of 2015.

Dissecting U.S. equity market returns further, it is clear that performance was narrowly driven by a handful of stocks. Indeed, just ten stocks accounted for approximately 40% of the total positive contribution to the S&P 500 Index return. Even further, the so-called “FANG” stocks — Facebook, Amazon.com, Netflix and Google — accounted for more than 20% of the total positive return of the S&P 500 Index in 2015.

Though 2015 overall will likely be remembered as one of the most uncertain and turbulent market years, it is worth keeping in mind that there were also many important positive economic developments. Rising consumer confidence, especially toward the end of the year, drove much of the consumer spending for the period. Home prices increased. Inflation remained relatively stable. Finally, the job market held steady, with unemployment declining to 5% at year end.

Only five of the ten sectors of the S&P 500 Index posted positive returns during the 12 months ended December 31, 2015 — consumer discretionary, health care, information technology, consumer staples and telecommunication services. Conversely, energy, materials, utilities, industrials and financials were the weakest sectors during the period.

4	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Selection and Sector Allocation Hampered Fund Performance

The Fund underperformed the MSCI index due both to individual stock selection and overall sector allocation. Stock selection in the energy, health care, telecommunication services and financials sectors negatively affected the Fund’s results most. Having an overweight allocation to energy, the worst performing sector in the MSCI index during the period, also hurt. Having an average cash position of approximately 2.3% also detracted during a period when the U.S. equity market posted positive, albeit modest, returns.

Within energy, positions in a basket of companies, including Kinder Morgan, Royal Dutch Shell, ConocoPhillips, Occidental Petroleum and BP, hurt. We believed the energy sector and these companies were under-owned and had attractive valuations, but negative energy pricing trends broadly pressured the sector. Brent crude oil prices dropped 34.97% in 2015, and West Texas Intermediate crude oil prices fell approximately 39% for the year. In health care, a position in AbbVie detracted, as concerns heightened about competition from biosimilars (nearly identical versions of a product manufactured by other companies) with the company’s rheumatoid arthritis drug Hospira. Also, having an underweight to Eli Lilly, which performed well driven by its biotechnology business segment rather than its pharmaceuticals segment, also dampened results. In telecommunication services, a position in CenturyLink detracted, as the company saw declining revenues from its legacy long distance and wireline business segments not yet sufficiently offset by its better growth trajectories from its newer wireless and broadband business lines. In financials, a position in the Bank of Montreal disappointed most, as exposure to a heavily commodity-driven Canadian economy led to intensified concerns about credit losses.

Industrials and Consumer Staples Sectors Aided Results

On the positive side, stock selection in the industrials, consumer staples and information technology sectors proved effective. In industrials, having a position in General Electric added value as the company benefited from continued restructuring, including the exiting of its financial services businesses faster than anticipated and the deployment of proceeds from sales into share repurchases. The company also guided to margin improvement in its industrial businesses for 2016. These internally-driven catalysts made General Electric stand out within a challenged industrials sector during the period. In consumer staples, industry positioning helped most. Specifically, the Fund had an emphasis on the tobacco industry, which saw better U.S. volumes and better pricing than anticipated. The Fund held several companies within the industry, including Altria, Philip Morris International and Lorillard (now Reynolds American). In information technology, the Fund prudently did not own International Business Machines (IBM), which faltered, and did hold positions in software giant Microsoft and semiconductor bellwether Intel, which performed better during the period.

Bottom-Up Selection Drove Portfolio Changes

During the period, we increased the Fund’s allocations to the energy, health care and materials sectors. We increased exposure to energy, as valuations became more attractive in our view. In health care, we added to positions in

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Eli Lilly and Bristol-Myers Squibb, as these larger pharmaceuticals companies boast a pipeline of biotechnology-related products, which have strong prospects, in our view. In materials, we added to chemicals companies and reduced exposure to metals and mining companies. We decreased the Fund’s positions in the consumer staples, utilities and industrials sectors. In consumer staples, we reduced exposure to beverage and household consumer goods companies and increased exposure to tobacco companies. In utilities, we sold the Fund’s positions in National Grid, Terna Rete Elettrica Nazionale SpA and Southern. In industrials, we sold the Fund’s positions in West and Siemens. These shifts were based both on bottom-up stock selection and relative valuation analysis.

6	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	988.30	1,021.37	3.81	3.87	0.76
Class 2	1,000.00	1,000.00	987.10	1,020.11	5.06	5.14	1.01
Class 3	1,000.00	1,000.00	987.70	1,020.72	4.46	4.53	0.89
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 90.5%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 4.3%
Hotels, Restaurants & Leisure 2.6%

McDonald’s Corp.	371,026	43,833,012

Leisure Products 1.0%

Mattel, Inc.	612,848	16,651,080

Media 0.7%

Pearson PLC	455,638	4,925,653

Vivendi SA	368,464	7,913,519

Total		12,839,172

Total Consumer Discretionary		73,323,264

CONSUMER STAPLES 16.4%
Beverages 0.6%

Coca-Cola Co. (The)	120,437	5,173,974

PepsiCo, Inc.	59,764	5,971,619

Total		11,145,593

Food & Staples Retailing 0.5%

Wesfarmers Ltd.	286,305	8,631,546

Food Products 1.6%

General Mills, Inc.	344,133	19,842,709

Kraft Heinz Co. (The)	91,561	6,661,978

Total		26,504,687

Household Products 1.8%

Procter & Gamble Co. (The)	382,500	30,374,325

Tobacco 11.9%

Altria Group, Inc.	1,443,471	84,024,447

British American Tobacco PLC	448,949	24,931,949

Philip Morris International, Inc.	965,315	84,860,841

Reynolds American, Inc.	141,126	6,512,965

Total		200,330,202

Total Consumer Staples		276,986,353

ENERGY 15.0%
Oil, Gas & Consumable Fuels 15.0%

BP PLC, ADR	409,188	12,791,217

Chevron Corp.	796,732	71,674,011

ConocoPhillips	686,221	32,039,658

Exxon Mobil Corp.	761,338	59,346,297

Kinder Morgan, Inc.	549,467	8,198,048

Occidental Petroleum Corp.	560,012	37,862,411

Royal Dutch Shell PLC, Class A	835,459	18,922,445

Spectra Energy Corp.	284,569	6,812,582

Suncor Energy, Inc.	186,952	4,823,362

Total		252,470,031

Total Energy		252,470,031

Common Stocks (continued)
Issuer	Shares	Value ($)
FINANCIALS 2.5%
Banks 1.1%

Bank of Montreal	150,123	8,469,940

JPMorgan Chase & Co.	157,746	10,415,968

Total		18,885,908

Capital Markets 1.4%

Charles Schwab Corp. (The)	259,600	8,548,628

Invesco Ltd.	259,704	8,694,890

New Mountain Finance Corp.	418,949	5,454,716

Total		22,698,234

Total Financials		41,584,142

HEALTH CARE 14.6%
Biotechnology 1.1%

AbbVie, Inc.	298,801	17,700,972

Health Care Equipment & Supplies —%

Medtronic PLC	4,510	346,909

Pharmaceuticals 13.5%

AstraZeneca PLC	127,713	8,626,675

Bristol-Myers Squibb Co.	330,531	22,737,228

Eli Lilly & Co.	490,116	41,297,174

GlaxoSmithKline PLC	404,178	8,162,715

Johnson & Johnson	456,227	46,863,637

Merck & Co., Inc.	646,212	34,132,918

Pfizer, Inc.	2,051,329	66,216,900

Total		228,037,247

Total Health Care		246,085,128

INDUSTRIALS 5.7%
Aerospace & Defense 3.7%

BAE Systems PLC	1,335,719	9,834,253

Lockheed Martin Corp.	238,134	51,710,798

Total		61,545,051

Commercial Services & Supplies 0.6%

RR Donnelley & Sons Co.	690,692	10,166,986

Industrial Conglomerates 1.4%

General Electric Co.	769,762	23,978,086

Total Industrials		95,690,123

INFORMATION TECHNOLOGY 13.8%
Communications Equipment 3.8%

Cisco Systems, Inc.	2,035,486	55,273,622

QUALCOMM, Inc.	175,017	8,748,225

Total		64,021,847

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 0.5%

Paychex, Inc.	158,425	8,379,098

Semiconductors & Semiconductor Equipment 2.7%

Intel Corp.	1,181,398	40,699,161

Maxim Integrated Products, Inc.	144,142	5,477,396

Total		46,176,557

Software 5.4%

Microsoft Corp.	1,655,721	91,859,401

Technology Hardware, Storage & Peripherals 1.4%

HP, Inc.	316,040	3,741,914

Seagate Technology PLC	517,476	18,970,670

Total		22,712,584

Total Information Technology		233,149,487

MATERIALS 3.1%
Chemicals 2.3%

Dow Chemical Co. (The)	489,688	25,209,138

Eastman Chemical Co.	33,665	2,272,724

EI du Pont de Nemours & Co.	151,188	10,069,121

PPG Industries, Inc.	14,810	1,463,524

Total		39,014,507

Metals & Mining 0.4%

Nucor Corp.	166,215	6,698,465

Paper & Forest Products 0.4%

International Paper Co.	184,633	6,960,664

Total Materials		52,673,636

TELECOMMUNICATION SERVICES 8.5%
Diversified Telecommunication Services 7.5%

AT&T, Inc.	2,441,082	83,997,632

BCE, Inc.	312,029	12,050,560

CenturyLink, Inc.	797,228	20,058,256

Orange SA	636,047	10,638,349

Total		126,744,797

Wireless Telecommunication Services 1.0%

Vodafone Group PLC	1,632,748	5,294,621

Vodafone Group PLC, ADR	352,965	11,386,651

Total		16,681,272

Total Telecommunication Services		143,426,069

UTILITIES 6.6%
Electric Utilities 4.2%

American Electric Power Co., Inc.	213,225	12,424,621

Duke Energy Corp.	249,410	17,805,380

Exelon Corp.	460,783	12,795,944

Common Stocks (continued)
Issuer	Shares	Value ($)

PPL Corp.	378,350	12,913,085

Xcel Energy, Inc.	420,373	15,095,594

Total		71,034,624

Multi-Utilities 2.4%

Ameren Corp.	268,805	11,620,440

DTE Energy Co.	81,351	6,523,537

PG&E Corp.	172,537	9,177,243

Sempra Energy	139,286	13,094,277

Total		40,415,497

Total Utilities		111,450,121

Total Common Stocks
(Cost: $1,491,465,947)		1,526,838,354

Equity-Linked Notes 7.5%
Issuer	Coupon Rate	Shares	Value ($)
Deutsche Bank AG Mandatory Exchange Notes (linked to common stock of Bristol-Myers Squibb Co.)(a)
03/04/16	6.320%	481,774	32,499,029

Goldman Sachs International(a) (linked to common stock of Dow Chemical Co. (The))
02/25/16	10.000%	130,815	6,773,836
(linked to common stock of Eastman Chemical Co.)
02/25/16	7.650%	64,650	4,393,375
(linked to common stock of Medtronic PLC)
01/21/16	6.550%	118,140	8,752,945

JPMorgan Chase Bank NA(a) (linked to common stock of Blackstone Group LP (The))
02/23/16	15.360%	233,710	6,880,422
(linked to common stock of EI du Pont de Nemours & Co.)
02/23/16	6.450%	205,900	13,694,409

Societe Generale SA(a)(b) Mandatory Exchange Notes (linked to common stock of Intel Corp.)
03/08/16	6.030%	21,993	21,698,294
(linked to common stock of Johnson & Johnson)
03/08/16	6.590%	19,215	19,382,171

UBS AG (linked to common stock of KKR & Co. LP)(a)
02/25/16	20.650%	463,700	7,052,877

Wells Fargo Bank NA (linked to common stock of PPG Industries, Inc.)(a)
02/23/16	4.390%	50,914	5,044,050

Total Equity-Linked Notes
(Cost: $128,045,819)			126,171,408

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Money Market Funds 1.5%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.284%(c)(d)	26,028,790	26,028,790

Total Money Market Funds
(Cost: $26,028,790)		26,028,790

Total Investments
(Cost: $1,645,540,556)		1,679,038,552

Other Assets & Liabilities, Net		7,869,668

Net Assets		1,686,908,220

Notes to Portfolio of Investments

(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2015, the value of these securities amounted to $126,171,408 or 7.48% of net assets.

(b)	Non-income producing investment.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	133,741,912	1,254,532,650	(1,362,245,772)	26,028,790	69,810	26,028,790

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	60,484,092	12,839,172	—	73,323,264

Consumer Staples	243,422,858	33,563,495	—	276,986,353

Energy	233,547,586	18,922,445	—	252,470,031

Financials	41,584,142	—	—	41,584,142

Health Care	229,295,738	16,789,390	—	246,085,128

Industrials	85,855,870	9,834,253	—	95,690,123

Information Technology	233,149,487	—	—	233,149,487

Materials	52,673,636	—	—	52,673,636

Telecommunication Services	127,493,099	15,932,970	—	143,426,069

Utilities	111,450,121	—	—	111,450,121

Total Common Stocks	1,418,956,629	107,881,725	—	1,526,838,354

Equity-Linked Notes	—	126,171,408	—	126,171,408

Money Market Funds	—	26,028,790	—	26,028,790

Total Investments	1,418,956,629	260,081,923	—	1,679,038,552

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	133,741,912	133,741,912	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,619,511,766)	$1,653,009,762

Affiliated issuers (identified cost $26,028,790)	26,028,790

Total investments (identified cost $1,645,540,556)	1,679,038,552

Receivable for:

Investments sold	5,513,155

Capital shares sold	76,966

Dividends	4,452,427

Interest	136,326

Foreign tax reclaims	718,952

Prepaid expenses	6,168

Trustees’ deferred compensation plan	29,987

Total assets	1,689,972,533

Liabilities

Payable for:

Capital shares purchased	1,440,619

Investment management fees	867,431

Distribution and/or service fees	115,073

Transfer agent fees	86,122

Administration fees	78,139

Compensation of board members	214,338

Printing and postage fees	195,909

Other expenses	36,695

Trustees’ deferred compensation plan	29,987

Total liabilities	3,064,313

Net assets applicable to outstanding capital stock	$1,686,908,220

Represented by

Trust capital	$1,686,908,220

Total — representing net assets applicable to outstanding capital stock	$1,686,908,220

Class 1

Net assets	$657,752,312

Shares outstanding	33,802,851

Net asset value per share	$19.46

Class 2

Net assets	$46,303,744

Shares outstanding	2,415,201

Net asset value per share	$19.17

Class 3

Net assets	$982,852,164

Shares outstanding	50,891,837

Net asset value per share	$19.31

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$96,750,650

Dividends — affiliated issuers	69,810

Interest	13,239,129

Foreign taxes withheld	(4,335,010)

Total income	105,724,579

Expenses:

Investment management fees	14,082,422

Distribution and/or service fees

Class 2	115,603

Class 3	1,367,484

Transfer agent fees

Class 1	778,313

Class 2	27,744

Class 3	656,370

Administration fees	1,276,493

Compensation of board members	42,705

Custodian fees	61,761

Printing and postage fees	496,477

Audit fees	43,816

Legal fees	21,015

Other	81,167

Total expenses	19,051,370

Net investment income	86,673,209

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	234,405,206

Foreign currency translations	(552,567)

Net realized gain	233,852,639

Net change in unrealized appreciation (depreciation) on:

Investments	(344,859,047)

Foreign currency translations	(44,447)

Net change in unrealized depreciation	(344,903,494)

Net realized and unrealized loss	(111,050,855)

Net decrease in net assets from operations	$(24,377,646)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations

Net investment income	$86,673,209	$109,689,112

Net realized gain	233,852,639	445,631,727

Net change in unrealized depreciation	(344,903,494)	(237,936,561)

Net increase (decrease) in net assets resulting from operations	(24,377,646)	317,384,278

Decrease in net assets from capital stock activity	(1,764,860,067)	(336,137,912)

Total decrease in net assets	(1,789,237,713)	(18,753,634)

Net assets at beginning of year	3,476,145,933	3,494,899,567

Net assets at end of year	$1,686,908,220	$3,476,145,933

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	5,389,718	108,158,733	11,633,916	219,689,562

Redemptions	(83,405,813)	(1,693,084,543)	(20,887,125)	(380,544,134)

Net decrease	(78,016,095)	(1,584,925,810)	(9,253,209)	(160,854,572)

Class 2 shares

Subscriptions	464,300	9,065,264	579,155	10,988,166

Redemptions	(302,800)	(5,868,825)	(201,921)	(3,840,411)

Net increase	161,500	3,196,439	377,234	7,147,755

Class 3 shares

Subscriptions	40,838	809,774	61,526	1,149,766

Redemptions	(9,391,996)	(183,940,470)	(9,688,143)	(183,580,861)

Net decrease	(9,351,158)	(183,130,696)	(9,626,617)	(182,431,095)

Total net decrease	(87,205,753)	(1,764,860,067)	(18,502,592)	(336,137,912)

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$19.99	$18.16	$14.32	$12.55	$13.19

Income from investment operations:

Net investment income	0.73	0.62	0.45	0.40	0.23

Net realized and unrealized gain (loss)	(1.26)	1.21	3.39	1.37	(0.87)

Total from investment operations	(0.53)	1.83	3.84	1.77	(0.64)

Net asset value, end of period	$19.46	$19.99	$18.16	$14.32	$12.55

Total return	(2.65%)	10.08%	26.81%	14.10%	(4.85%)

Ratios to average net assets(a)

Total gross expenses	0.71%	0.69%	0.70%	0.69%	0.74%

Total net expenses(b)	0.71%	0.69%	0.70%	0.69%	0.74%

Net investment income	3.65%	3.25%	2.71%	2.89%	1.74%

Supplemental data

Net assets, end of period (in thousands)	$657,752	$2,235,149	$2,198,787	$1,803,841	$1,737,503

Portfolio turnover	93%	86%	71%	64%	41%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$19.74	$17.98	$14.21	$12.48	$13.15

Income from investment operations:

Net investment income	0.65	0.57	0.40	0.37	0.22

Net realized and unrealized gain (loss)	(1.22)	1.19	3.37	1.36	(0.89)

Total from investment operations	(0.57)	1.76	3.77	1.73	(0.67)

Net asset value, end of period	$19.17	$19.74	$17.98	$14.21	$12.48

Total return	(2.89%)	9.79%	26.53%	13.86%	(5.09%)

Ratios to average net assets(a)

Total gross expenses	0.98%	0.94%	0.95%	0.94%	0.97%

Total net expenses(b)	0.98%	0.94%	0.95%	0.94%	0.97%

Net investment income	3.33%	3.01%	2.46%	2.69%	1.71%

Supplemental data

Net assets, end of period (in thousands)	$46,304	$44,491	$33,741	$18,873	$15,653

Portfolio turnover	93%	86%	71%	64%	41%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$19.86	$18.07	$14.26	$12.51	$13.17

Income from investment operations:

Net investment income	0.68	0.60	0.42	0.38	0.20

Net realized and unrealized gain (loss)	(1.23)	1.19	3.39	1.37	(0.86)

Total from investment operations	(0.55)	1.79	3.81	1.75	(0.66)

Net asset value, end of period	$19.31	$19.86	$18.07	$14.26	$12.51

Total return	(2.77%)	9.91%	26.72%	13.99%	(5.01%)

Ratios to average net assets(a)

Total gross expenses	0.86%	0.81%	0.82%	0.82%	0.86%

Total net expenses(b)	0.86%	0.81%	0.82%	0.82%	0.86%

Net investment income	3.45%	3.14%	2.58%	2.74%	1.57%

Supplemental data

Net assets, end of period (in thousands)	$982,852	$1,196,506	$1,262,372	$1,134,402	$1,222,104

Portfolio turnover	93%	86%	71%	64%	41%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Dividend Opportunity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

20	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Annual Report 2015	21

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.58% of the Fund’s average daily net assets.

22	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $5,108.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transactions with Affiliated Funds

For the year ended December 31, 2015, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $377,714,907, respectively. The sale transactions resulted in a net realized gain of $75,370,151.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 Through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	0.760%	0.760%	0.770%
Class 2	1.010	1.010	1.020
Class 3	0.885	0.885	0.895

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,220,836,874 and $3,847,814,998, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 96.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf.

24	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	25

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Dividend Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio - Dividend Opportunity Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 18, 2016

26	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held with the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2015	27

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

28	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124	Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2015	29

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family overseen by Board member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

30	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015	31

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32	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – DIVIDEND OPPORTUNITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	33

Columbia Variable Portfolio – Dividend Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6468 F (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Variable Portfolio — Large Cap Index Fund (the Fund) Class 3 shares returned 0.86% for the 12-month period that ended December 31, 2015.

■	The Fund underperformed its benchmark, the unmanaged S&P 500 Index, which returned 1.38% for the same period.

■	The consumer discretionary, health care, information technology, consumer staples and telecommunication services sectors were the best relative performers during the period.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	04/25/11	0.99	12.17	6.93
Class 2*	04/25/11	0.73	11.92	6.78
Class 3	05/01/00	0.86	12.05	6.87
S&P 500 Index		1.38	12.57	7.31

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Christopher Lo, CFA

Vadim Shteyn

Top Ten Holdings (%) (at December 31, 2015)
Apple, Inc.	3.3
Microsoft Corp.	2.5
Exxon Mobil Corp.	1.8
General Electric Co.	1.6
Johnson & Johnson	1.6
Amazon.com, Inc.	1.5
Wells Fargo & Co.	1.4
Berkshire Hathaway, Inc., Class B	1.4
JPMorgan Chase & Co.	1.4
Facebook, Inc., Class A	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	98.2
Money Market Funds	1.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	12.9
Consumer Staples	10.1
Energy	6.5
Financials	16.5
Health Care	15.1
Industrials	10.0
Information Technology	20.7
Materials	2.8
Telecommunication Services	2.4
Utilities	3.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

For the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned 0.86%. The Fund closely tracked its benchmark, the unmanaged S&P 500 Index, which increased 1.38% for the same period. The S&P 500 Index is a market-capitalization weighted index containing 500 large-cap U.S. companies. The Fund holds each of these stocks at approximately the same weight as the benchmark. Mutual funds, unlike unmanaged indices, incur operating expenses.

U.S. Equity Market Experienced a Roller Coaster Year

The U.S. economy topped the rest of the developed world, and the U.S. stock market, as represented by the S&P 500 Index, finished 2015 in positive territory. However, the U.S. equity market’s innocuous result belies a roller coaster year. Four factors dogged U.S. stocks during the annual period. The first was a further and unexpected decline in commodity prices (making for a fifth consecutive year of negative returns), particularly oil. The second was continued strength in the U.S. dollar, which rose more than 10% on a trade-weighted basis during the period. The third was soft economic growth and currency devaluation in China. The fourth was that the Federal Reserve (Fed) only felt confident enough about the U.S. economy to begin raising interest rates in the waning weeks of the calendar year. Twelve months earlier, many expected the Fed to begin tightening monetary policy as early as the first quarter of 2015.

Dissecting U.S. equity market returns further, it is clear that performance was narrowly driven by a handful of stocks. Indeed, just ten stocks accounted for approximately 40% of the total positive contribution to the S&P 500 Index return. Even further, the so-called “FANG” stocks — Facebook, Amazon.com, Netflix and Google — accounted for more than 20% of the total positive return of the S&P 500 Index in 2015.

Though 2015 overall will likely be remembered as one of the most uncertain and turbulent market years, it is worth keeping in mind that there were also many important positive economic developments. Rising consumer confidence, especially toward the end of the year, drove much of the consumer spending for the period. Home prices increased. Inflation remained relatively stable. Finally, the job market held steady, with unemployment declining to 5% at year end.

S&P 500 Index Posted Modest Gains

Only five of the ten sectors of the S&P 500 Index posted positive returns during the 12 months ended December 31, 2015. In terms of total return and on the basis of impact, which takes weightings and total returns into account, consumer discretionary, health care, information technology, consumer staples and telecommunication services were the best relative performers. The top performing industries for the annual period were consumer services, health care, consumer goods, technology and telecommunications. Conversely, energy, materials, utilities, industrials and financials were the weakest sectors from both a total return perspective and on the basis of impact. The worst performing industries for the annual period were oil and gas, basic materials, utilities, industrials and financials.

Top individual contributors within the S&P 500 Index included internet subscription service for watching TV shows and movies Netflix; e-commerce retailing giant Amazon.com; three-dimensional graphics processors developer

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COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

NVIDIA; telecommunications and entertainment services provider Cablevision Systems; and internet domain name registry and internet security provider VeriSign. Top detractors were oil and gas exploration and production companies Chesapeake Energy and Southwestern Energy; coal operations company and natural gas producer CONSOL Energy; gold and base metals mining company Freeport-McMoRan; and consumer fashion accessories company Fossil Group.

As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the index and therefore had a similar effect.

Portfolio Changes

During the annual period, there were 34 additions to and 30 net deletions from the index and the Fund’s portfolio. Among those stocks added were consumer staples firms Monster Beverage and Church & Dwight; health care-related companies Endo International, HCA Holdings and Illumina; airlines American Airlines Group and United Continental Holdings; real estate-related companies SL Green Realty, Realty Income and Equinix; media and entertainment-related companies Activision Blizzard and Twenty First Century Fox; and information technology companies Hewlett Packard Enterprise and Skyworks Solutions.

Deletions included energy-related companies Denbury Resources, Nabors Industries, Noble and QEP Resources; consumer staples companies Lorillard, Avon Products, Safeway and Walgreens Boots Alliance; financials companies Genworth Financial and Hudson City Bancorp; retailers Family Dollar Stores and PetSmart; and health care companies Covidien and Hospira.

Derivatives Usage

As the Fund strategy is to fully replicate the S&P 500 Index, the Fund used equity index futures to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales. The percentage of Fund assets held in these instruments changed daily due to changes in the Fund’s cash position but was generally minimal in size and impact. The use of these futures had a positive impact on Fund performance during the period.

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	999.30	1,023.54	1.66	1.68	0.33
Class 2	1,000.00	1,000.00	998.00	1,022.28	2.92	2.96	0.58
Class 3	1,000.00	1,000.00	998.70	1,022.89	2.32	2.35	0.46

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.3%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 12.7%
Auto Components 0.4%

BorgWarner, Inc.	3,894	168,338

Delphi Automotive PLC	4,864	416,991

Goodyear Tire & Rubber Co. (The)	4,672	152,634

Johnson Controls, Inc.	11,248	444,183

Total		1,182,146

Automobiles 0.6%

Ford Motor Co.	67,672	953,498

General Motors Co.	24,585	836,136

Harley-Davidson, Inc.	3,330	151,149

Total		1,940,783

Distributors 0.1%

Genuine Parts Co.	2,620	225,032

Diversified Consumer Services —%

H&R Block, Inc.	4,095	136,404

Hotels, Restaurants & Leisure 1.8%

Carnival Corp.	7,992	435,404

Chipotle Mexican Grill, Inc.(a)	546	261,998

Darden Restaurants, Inc.	2,003	127,471

Marriott International, Inc., Class A	3,353	224,785

McDonald’s Corp.	15,939	1,883,033

Royal Caribbean Cruises Ltd.	2,980	301,606

Starbucks Corp.	25,784	1,547,813

Starwood Hotels & Resorts Worldwide, Inc.	2,932	203,129

Wyndham Worldwide Corp.	2,011	146,099

Wynn Resorts Ltd.	1,408	97,420

Yum! Brands, Inc.	7,492	547,291

Total		5,776,049

Household Durables 0.4%

D.R. Horton, Inc.	5,698	182,507

Garmin Ltd.	2,053	76,310

Harman International Industries, Inc.	1,237	116,538

Leggett & Platt, Inc.	2,365	99,377

Lennar Corp., Class A	3,110	152,110

Mohawk Industries, Inc.(a)	1,100	208,329

Newell Rubbermaid, Inc.	4,639	204,487

PulteGroup, Inc.	5,517	98,313

Whirlpool Corp.	1,358	199,450

Total		1,337,421

Internet & Catalog Retail 2.2%

Amazon.com, Inc.(a)	6,676	4,512,242

Expedia, Inc.	2,048	254,566

Common Stocks (continued)
Issuer	Shares	Value ($)
Netflix, Inc.(a)	7,418	848,471

Priceline Group, Inc. (The)(a)	865	1,102,832

TripAdvisor, Inc.(a)	1,966	167,601

Total		6,885,712

Leisure Products 0.1%

Hasbro, Inc.	1,945	131,015

Mattel, Inc.	5,892	160,086

Total		291,101

Media 3.0%

21st Century Fox, Inc., Class A	20,329	552,136

21st Century Fox, Inc., Class B	7,490	203,953

Cablevision Systems Corp., Class A	3,868	123,389

CBS Corp., Class B Non Voting	7,531	354,936

Comcast Corp., Class A	42,393	2,392,237

Discovery Communications, Inc., Class A(a)	2,599	69,341

Discovery Communications, Inc., Class C(a)	4,484	113,087

Interpublic Group of Companies, Inc. (The)	7,057	164,287

News Corp., Class A	6,622	88,470

News Corp., Class B	1,870	26,105

Omnicom Group, Inc.	4,205	318,150

Scripps Networks Interactive, Inc., Class A	1,644	90,765

TEGNA, Inc.	3,850	98,252

Time Warner Cable, Inc.	4,921	913,288

Time Warner, Inc.	13,886	898,008

Viacom, Inc., Class B	6,032	248,277

Walt Disney Co. (The)	26,412	2,775,373

Total		9,430,054

Multiline Retail 0.6%

Dollar General Corp.	5,055	363,303

Dollar Tree, Inc.(a)	4,074	314,594

Kohl’s Corp.	3,291	156,751

Macy’s, Inc.	5,456	190,851

Nordstrom, Inc.	2,362	117,651

Target Corp.	10,692	776,346

Total		1,919,496

Specialty Retail 2.6%

Advance Auto Parts, Inc.	1,270	191,148

AutoNation, Inc.(a)	1,325	79,050

AutoZone, Inc.(a)	532	394,696

Bed Bath & Beyond, Inc.(a)	2,901	139,973

Best Buy Co., Inc.	5,174	157,548

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
CarMax, Inc.(a)	3,519	189,920

GameStop Corp., Class A	1,836	51,481

Gap, Inc. (The)	3,979	98,281

Home Depot, Inc. (The)	22,014	2,911,352

L Brands, Inc.	4,419	423,429

Lowe’s Companies, Inc.	15,885	1,207,895

O’Reilly Automotive, Inc.(a)	1,712	433,855

Ross Stores, Inc.	7,030	378,284

Signet Jewelers Ltd.	1,380	170,692

Staples, Inc.	11,179	105,865

Tiffany & Co.	1,934	147,545

TJX Companies, Inc. (The)	11,628	824,542

Tractor Supply Co.	2,335	199,643

Urban Outfitters, Inc.(a)	1,512	34,398

Total		8,139,597

Textiles, Apparel & Luxury Goods 0.9%

Coach, Inc.	4,823	157,857

Fossil Group, Inc.(a)	722	26,396

Hanesbrands, Inc.	6,800	200,124

Michael Kors Holdings Ltd.(a)	3,195	127,992

Nike, Inc., Class B	23,426	1,464,125

PVH Corp.	1,431	105,393

Ralph Lauren Corp.	1,026	114,379

Under Armour, Inc., Class A(a)	3,125	251,906

VF Corp.	5,921	368,582

Total		2,816,754

Total Consumer Discretionary		40,080,549

CONSUMER STAPLES 9.9%
Beverages 2.3%

Brown-Forman Corp., Class B	1,762	174,931

Coca-Cola Co. (The)	67,962	2,919,648

Coca-Cola Enterprises, Inc.	3,622	178,347

Constellation Brands, Inc., Class A	3,006	428,175

Dr. Pepper Snapple Group, Inc.	3,277	305,417

Molson Coors Brewing Co., Class B	2,735	256,871

Monster Beverage Corp.(a)	2,600	387,296

PepsiCo, Inc.	25,297	2,527,676

Total		7,178,361

Food & Staples Retailing 2.3%

Costco Wholesale Corp.	7,593	1,226,270

CVS Health Corp.	19,222	1,879,335

Kroger Co. (The)	16,900	706,927

SYSCO Corp.	9,120	373,920

Common Stocks (continued)
Issuer	Shares	Value ($)
Wal-Mart Stores, Inc.	27,238	1,669,689

Walgreens Boots Alliance, Inc.	15,125	1,287,969

Whole Foods Market, Inc.	5,921	198,354

Total		7,342,464

Food Products 1.7%

Archer-Daniels-Midland Co.	10,362	380,078

Campbell Soup Co.	3,118	163,851

ConAgra Foods, Inc.	7,521	317,085

General Mills, Inc.	10,379	598,453

Hershey Co. (The)	2,494	222,639

Hormel Foods Corp.	2,340	185,047

JM Smucker Co. (The)	2,077	256,177

Kellogg Co.	4,426	319,867

Keurig Green Mountain, Inc.	2,020	181,760

Kraft Heinz Co. (The)	10,327	751,393

McCormick & Co., Inc.	2,017	172,575

Mead Johnson Nutrition Co.	3,420	270,009

Mondelez International, Inc., Class A	27,589	1,237,091

Tyson Foods, Inc., Class A	5,134	273,796

Total		5,329,821

Household Products 1.9%

Church & Dwight Co., Inc.	2,280	193,526

Clorox Co. (The)	2,239	283,972

Colgate-Palmolive Co.	15,571	1,037,340

Kimberly-Clark Corp.	6,298	801,736

Procter & Gamble Co. (The)	47,235	3,750,931

Total		6,067,505

Personal Products 0.1%

Estee Lauder Companies, Inc. (The), Class A	3,860	339,912

Tobacco 1.6%

Altria Group, Inc.	34,038	1,981,352

Philip Morris International, Inc.	26,902	2,364,955

Reynolds American, Inc.	14,390	664,098

Total		5,010,405

Total Consumer Staples		31,268,468

ENERGY 6.4%
Energy Equipment & Services 1.0%

Baker Hughes, Inc.	7,573	349,494

Cameron International Corp.(a)	3,316	209,571

Diamond Offshore Drilling, Inc.	1,117	23,569

Ensco PLC, Class A	4,088	62,914

FMC Technologies, Inc.(a)	3,963	114,967

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Halliburton Co.	14,863	505,936

Helmerich & Payne, Inc.	1,876	100,460

National Oilwell Varco, Inc.	6,528	218,623

Schlumberger Ltd.	21,899	1,527,455

Transocean Ltd.	5,940	73,537

Total		3,186,526

Oil, Gas & Consumable Fuels 5.4%

Anadarko Petroleum Corp.	8,821	428,524

Apache Corp.	6,565	291,946

Cabot Oil & Gas Corp.	7,189	127,173

Chesapeake Energy Corp.	8,986	40,437

Chevron Corp.	32,678	2,939,713

Cimarex Energy Co.	1,640	146,583

Columbia Pipeline Group, Inc.	6,754	135,080

ConocoPhillips	21,432	1,000,660

CONSOL Energy, Inc.	3,973	31,387

Devon Energy Corp.	6,706	214,592

EOG Resources, Inc.	9,549	675,974

EQT Corp.	2,651	138,197

Exxon Mobil Corp.	72,279	5,634,148

Hess Corp.	4,172	202,259

Kinder Morgan, Inc.	31,769	473,993

Marathon Oil Corp.	11,760	148,058

Marathon Petroleum Corp.	9,252	479,624

Murphy Oil Corp.	2,809	63,062

Newfield Exploration Co.(a)	2,808	91,428

Noble Energy, Inc.	7,393	243,452

Occidental Petroleum Corp.	13,259	896,441

ONEOK, Inc.	3,634	89,614

Phillips 66	8,239	673,950

Pioneer Natural Resources Co.	2,597	325,612

Range Resources Corp.	2,939	72,329

Southwestern Energy Co.(a)	6,677	47,473

Spectra Energy Corp.	11,656	279,045

Tesoro Corp.	2,089	220,118

Valero Energy Corp.	8,362	591,277

Williams Companies, Inc. (The)	11,843	304,365

Total		17,006,514

Total Energy		20,193,040

FINANCIALS 16.2%
Banks 5.9%

Bank of America Corp.	180,790	3,042,696

BB&T Corp.	13,548	512,250

Common Stocks (continued)
Issuer	Shares	Value ($)
Citigroup, Inc.	51,719	2,676,458

Comerica, Inc.	3,070	128,418

Fifth Third Bancorp	13,796	277,300

Huntington Bancshares, Inc.	13,834	153,004

JPMorgan Chase & Co.	63,917	4,220,439

KeyCorp	14,500	191,255

M&T Bank Corp.	2,774	336,153

People’s United Financial, Inc.	5,388	87,016

PNC Financial Services Group, Inc. (The)	8,816	840,253

Regions Financial Corp.	22,663	217,565

SunTrust Banks, Inc.	8,846	378,963

U.S. Bancorp	28,543	1,217,930

Wells Fargo & Co.	80,703	4,387,015

Zions Bancorporation	3,549	96,888

Total		18,763,603

Capital Markets 2.1%

Affiliated Managers Group, Inc.(a)	935	149,376

Ameriprise Financial, Inc.(b)	3,025	321,921

Bank of New York Mellon Corp. (The)	18,974	782,108

BlackRock, Inc.	2,195	747,441

Charles Schwab Corp. (The)	20,804	685,076

E*TRADE Financial Corp.(a)	5,086	150,749

Franklin Resources, Inc.	6,580	242,276

Goldman Sachs Group, Inc. (The)	6,889	1,241,604

Invesco Ltd.	7,359	246,379

Legg Mason, Inc.	1,868	73,282

Morgan Stanley	26,219	834,026

Northern Trust Corp.	3,769	271,707

State Street Corp.	7,006	464,918

T. Rowe Price Group, Inc.	4,357	311,482

Total		6,522,345

Consumer Finance 0.8%

American Express Co.	14,530	1,010,561

Capital One Financial Corp.	9,240	666,943

Discover Financial Services	7,418	397,753

Navient Corp.	6,295	72,078

Synchrony Financial(a)	14,480	440,337

Total		2,587,672

Diversified Financial Services 2.0%

Berkshire Hathaway, Inc., Class B(a)	32,526	4,294,733

CME Group, Inc.	5,870	531,822

Intercontinental Exchange, Inc.	2,065	529,177

Leucadia National Corp.	5,786	100,619

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
McGraw Hill Financial, Inc.	4,693	462,636

Moody’s Corp.	2,983	299,314

Nasdaq, Inc.	1,994	115,991

Total		6,334,292

Insurance 2.7%

ACE Ltd.	5,628	657,632

Aflac, Inc.	7,411	443,919

Allstate Corp. (The)	6,723	417,431

American International Group, Inc.	21,474	1,330,744

Aon PLC	4,755	438,459

Assurant, Inc.	1,147	92,379

Chubb Corp. (The)	3,943	522,999

Cincinnati Financial Corp.	2,557	151,298

Hartford Financial Services Group, Inc. (The)	7,114	309,174

Lincoln National Corp.	4,293	215,766

Loews Corp.	4,858	186,547

Marsh & McLennan Companies, Inc.	9,053	501,989

MetLife, Inc.	19,305	930,694

Principal Financial Group, Inc.	4,723	212,441

Progressive Corp. (The)	10,145	322,611

Prudential Financial, Inc.	7,792	634,347

Torchmark Corp.	1,988	113,634

Travelers Companies, Inc. (The)	5,282	596,126

Unum Group	4,226	140,684

XL Group PLC	5,167	202,443

Total		8,421,317

Real Estate Investment Trusts (REITs) 2.6%

American Tower Corp.	7,359	713,455

Apartment Investment & Management Co., Class A	2,714	108,641

AvalonBay Communities, Inc.	2,372	436,756

Boston Properties, Inc.	2,663	339,639

Crown Castle International Corp.	5,793	500,805

Equinix, Inc.	1,076	325,382

Equity Residential	6,327	516,220

Essex Property Trust, Inc.	1,150	275,321

General Growth Properties, Inc.	10,105	274,957

HCP, Inc.	8,074	308,750

Host Hotels & Resorts, Inc.	13,052	200,218

Iron Mountain, Inc.	3,338	90,159

Kimco Realty Corp.	7,175	189,851

Macerich Co. (The)	2,335	188,411

Plum Creek Timber Co., Inc.	3,016	143,924

ProLogis, Inc.	9,107	390,872

Common Stocks (continued)
Issuer	Shares	Value ($)
Public Storage	2,554	632,626

Realty Income Corp.	4,330	223,558

Simon Property Group, Inc.	5,374	1,044,921

SL Green Realty Corp.	1,730	195,455

Ventas, Inc.	5,778	326,053

Vornado Realty Trust	3,075	307,377

Welltower, Inc.	6,141	417,772

Weyerhaeuser Co.	8,863	265,713

Total		8,416,836

Real Estate Management & Development 0.1%

CBRE Group, Inc., Class A(a)	5,046	174,491

Total Financials		51,220,556

HEALTH CARE 14.9%
Biotechnology 3.7%

AbbVie, Inc.	28,384	1,681,468

Alexion Pharmaceuticals, Inc.(a)	3,912	746,214

Amgen, Inc.	13,099	2,126,361

Baxalta, Inc.	9,424	367,819

Biogen, Inc.(a)	3,870	1,185,574

Celgene Corp.(a)	13,645	1,634,125

Gilead Sciences, Inc.	25,018	2,531,571

Regeneron Pharmaceuticals, Inc.(a)	1,350	732,875

Vertex Pharmaceuticals, Inc.(a)	4,270	537,294

Total		11,543,301

Health Care Equipment & Supplies 2.1%

Abbott Laboratories	25,897	1,163,034

Baxter International, Inc.	9,494	362,196

Becton Dickinson and Co.	3,657	563,507

Boston Scientific Corp.(a)	23,355	430,666

CR Bard, Inc.	1,283	243,052

DENTSPLY International, Inc.	2,426	147,622

Edwards Lifesciences Corp.(a)	3,744	295,701

Intuitive Surgical, Inc.(a)	653	356,642

Medtronic PLC	24,419	1,878,310

St. Jude Medical, Inc.	4,907	303,105

Stryker Corp.	5,479	509,218

Varian Medical Systems, Inc.(a)	1,687	136,310

Zimmer Biomet Holdings, Inc.	2,969	304,590

Total		6,693,953

Health Care Providers & Services 2.7%

Aetna, Inc.	6,059	655,099

AmerisourceBergen Corp.	3,396	352,199

Anthem, Inc.	4,528	631,384

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Cardinal Health, Inc.	5,713	510,000

CIGNA Corp.	4,472	654,388

DaVita HealthCare Partners, Inc.(a)	2,891	201,532

Express Scripts Holding Co.(a)	11,739	1,026,106

HCA Holdings, Inc.(a)	5,450	368,583

Henry Schein, Inc.(a)	1,440	227,794

Humana, Inc.	2,577	460,020

Laboratory Corp. of America Holdings(a)	1,758	217,359

McKesson Corp.	4,000	788,920

Patterson Companies, Inc.	1,455	65,781

Quest Diagnostics, Inc.	2,484	176,712

Tenet Healthcare Corp.(a)	1,734	52,540

UnitedHealth Group, Inc.	16,552	1,947,177

Universal Health Services, Inc., Class B	1,585	189,392

Total		8,524,986

Health Care Technology 0.1%

Cerner Corp.(a)	5,291	318,360

Life Sciences Tools & Services 0.6%

Agilent Technologies, Inc.	5,757	240,700

Illumina, Inc.(a)	2,540	487,540

PerkinElmer, Inc.	1,941	103,979

Thermo Fisher Scientific, Inc.	6,929	982,879

Waters Corp.(a)	1,417	190,700

Total		2,005,798

Pharmaceuticals 5.7%

Allergan PLC(a)	6,846	2,139,375

Bristol-Myers Squibb Co.	28,964	1,992,434

Eli Lilly & Co.	16,947	1,427,954

Endo International PLC(a)	3,610	221,004

Johnson & Johnson	48,038	4,934,463

Mallinckrodt PLC(a)	2,015	150,380

Merck & Co., Inc.	48,499	2,561,717

Mylan NV(a)	7,171	387,736

Perrigo Co. PLC	2,546	368,406

Pfizer, Inc.	107,177	3,459,674

Zoetis, Inc.	7,950	380,964

Total		18,024,107

Total Health Care		47,110,505

INDUSTRIALS 9.9%
Aerospace & Defense 2.7%

Boeing Co. (The)	10,937	1,581,381

General Dynamics Corp.	5,159	708,640

Honeywell International, Inc.	13,379	1,385,663

Common Stocks (continued)
Issuer	Shares	Value ($)
L-3 Communications Holdings, Inc.	1,366	163,251

Lockheed Martin Corp.	4,588	996,284

Northrop Grumman Corp.	3,163	597,206

Precision Castparts Corp.	2,384	553,112

Raytheon Co.	5,223	650,420

Rockwell Collins, Inc.	2,285	210,906

Textron, Inc.	4,749	199,505

United Technologies Corp.	14,325	1,376,203

Total		8,422,571

Air Freight & Logistics 0.7%

CH Robinson Worldwide, Inc.	2,495	154,740

Expeditors International of Washington, Inc.	3,234	145,853

FedEx Corp.	4,561	679,543

United Parcel Service, Inc., Class B	12,090	1,163,421

Total		2,143,557

Airlines 0.6%

American Airlines Group, Inc.	10,940	463,309

Delta Air Lines, Inc.	13,660	692,426

Southwest Airlines Co.	11,290	486,147

United Continental Holdings, Inc.(a)	6,470	370,731

Total		2,012,613

Building Products 0.1%

Allegion PLC	1,669	110,021

Masco Corp.	5,847	165,470

Total		275,491

Commercial Services & Supplies 0.4%

ADT Corp. (The)	2,864	94,455

Cintas Corp.	1,522	138,578

Pitney Bowes, Inc.	3,426	70,747

Republic Services, Inc.	4,155	182,778

Stericycle, Inc.(a)	1,475	177,885

Tyco International PLC	7,339	234,041

Waste Management, Inc.	7,210	384,797

Total		1,283,281

Construction & Engineering 0.1%

Fluor Corp.	2,454	115,878

Jacobs Engineering Group, Inc.(a)	2,129	89,312

Quanta Services, Inc.(a)	2,778	56,254

Total		261,444

Electrical Equipment 0.5%

AMETEK, Inc.	4,130	221,327

Eaton Corp. PLC	8,036	418,193

Emerson Electric Co.	11,362	543,445

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Rockwell Automation, Inc.	2,292	235,182

Total		1,418,147

Industrial Conglomerates 2.5%

3M Co.	10,693	1,610,794

Danaher Corp.	10,351	961,401

General Electric Co.	163,863	5,104,332

Roper Technologies, Inc.	1,752	332,512

Total		8,009,039

Machinery 1.1%

Caterpillar, Inc.	10,105	686,736

Cummins, Inc.	2,850	250,829

Deere & Co.	5,409	412,544

Dover Corp.	2,695	165,230

Flowserve Corp.	2,271	95,564

Illinois Tool Works, Inc.	5,680	526,422

Ingersoll-Rand PLC	4,534	250,685

PACCAR, Inc.	6,141	291,083

Parker-Hannifin Corp.	2,363	229,164

Pentair PLC	3,133	155,177

Snap-On, Inc.	1,006	172,459

Stanley Black & Decker, Inc.	2,602	277,711

Xylem, Inc.	3,115	113,698

Total		3,627,302

Professional Services 0.3%

Dun & Bradstreet Corp. (The)	625	64,956

Equifax, Inc.	2,055	228,865

Nielsen Holdings PLC	6,320	294,512

Robert Half International, Inc.	2,303	108,564

Verisk Analytics, Inc.(a)	2,710	208,345

Total		905,242

Road & Rail 0.7%

CSX Corp.	16,930	439,334

JB Hunt Transport Services, Inc.	1,570	115,175

Kansas City Southern	1,890	141,126

Norfolk Southern Corp.	5,183	438,430

Ryder System, Inc.	926	52,625

Union Pacific Corp.	14,827	1,159,471

Total		2,346,161

Trading Companies & Distributors 0.2%

Fastenal Co.	5,033	205,447

United Rentals, Inc.(a)	1,615	117,152

WW Grainger, Inc.	1,000	202,590

Total		525,189

Total Industrials		31,230,037

Common Stocks (continued)
Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 20.3%
Communications Equipment 1.4%

Cisco Systems, Inc.	88,131	2,393,197

F5 Networks, Inc.(a)	1,224	118,679

Harris Corp.	2,162	187,878

Juniper Networks, Inc.	6,164	170,126

Motorola Solutions, Inc.	2,791	191,044

QUALCOMM, Inc.	26,093	1,304,259

Total		4,365,183

Electronic Equipment, Instruments & Components 0.4%

Amphenol Corp., Class A	5,351	279,483

Corning, Inc.	20,541	375,489

FLIR Systems, Inc.	2,395	67,228

TE Connectivity Ltd.	6,705	433,210

Total		1,155,410

Internet Software & Services 4.2%

Akamai Technologies, Inc.(a)	3,092	162,732

Alphabet, Inc., Class A(a)	5,056	3,933,619

Alphabet, Inc., Class C(a)	5,154	3,911,268

eBay, Inc.(a)	19,183	527,149

Facebook, Inc., Class A(a)	39,425	4,126,220

VeriSign, Inc.(a)	1,708	149,211

Yahoo!, Inc.(a)	15,086	501,760

Total		13,311,959

IT Services 3.6%

Accenture PLC, Class A	10,847	1,133,511

Alliance Data Systems Corp.(a)	1,060	293,164

Automatic Data Processing, Inc.	8,005	678,184

Cognizant Technology Solutions Corp., Class A(a)	10,554	633,451

CSRA, Inc.	2,388	71,640

Fidelity National Information Services, Inc.	4,813	291,668

Fiserv, Inc.(a)	3,965	362,639

International Business Machines Corp.	15,498	2,132,835

MasterCard, Inc., Class A	17,190	1,673,618

Paychex, Inc.	5,571	294,650

PayPal Holdings, Inc.(a)	19,303	698,769

Teradata Corp.(a)	2,312	61,083

Total System Services, Inc.	2,934	146,113

Visa, Inc., Class A	33,794	2,620,725

Western Union Co. (The)	8,777	157,196

Xerox Corp.	16,528	175,693

Total		11,424,939

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.4%

Analog Devices, Inc.	5,420	299,834

Applied Materials, Inc.	19,954	372,541

Avago Technologies Ltd.	4,550	660,432

Broadcom Corp., Class A	9,741	563,225

First Solar, Inc.(a)	1,316	86,843

Intel Corp.	81,935	2,822,661

KLA-Tencor Corp.	2,712	188,077

Lam Research Corp.	2,751	218,484

Linear Technology Corp.	4,155	176,463

Microchip Technology, Inc.	3,524	164,007

Micron Technology, Inc.(a)	18,856	267,001

NVIDIA Corp.	8,873	292,454

Qorvo, Inc.(a)	2,450	124,705

Skyworks Solutions, Inc.	3,320	255,076

Texas Instruments, Inc.	17,616	965,533

Xilinx, Inc.	4,458	209,392

Total		7,666,728

Software 4.3%

Activision Blizzard, Inc.	8,760	339,100

Adobe Systems, Inc.(a)	8,663	813,802

Autodesk, Inc.(a)	3,928	239,333

CA, Inc.	5,408	154,452

Citrix Systems, Inc.(a)	2,674	202,288

Electronic Arts, Inc.(a)	5,395	370,744

Intuit, Inc.	4,583	442,260

Microsoft Corp.	138,690	7,694,521

Oracle Corp.	55,587	2,030,593

Red Hat, Inc.(a)	3,169	262,425

Salesforce.com, inc.(a)	10,835	849,464

Symantec Corp.	11,726	246,246

Total		13,645,228

Technology Hardware, Storage & Peripherals 4.0%

Apple, Inc.(c)	96,805	10,189,694

EMC Corp.	33,664	864,492

Hewlett Packard Enterprise Co.	31,225	474,620

HP, Inc.	31,365	371,362

NetApp, Inc.	5,079	134,746

SanDisk Corp.	3,484	264,749

Seagate Technology PLC	5,191	190,302

Western Digital Corp.	4,027	241,821

Total		12,731,786

Total Information Technology		64,301,233

Common Stocks (continued)
Issuer	Shares	Value ($)
MATERIALS 2.7%
Chemicals 2.1%

Air Products & Chemicals, Inc.	3,362	437,430

Airgas, Inc.	1,128	156,025

CF Industries Holdings, Inc.	4,050	165,280

Dow Chemical Co. (The)	19,524	1,005,095

Eastman Chemical Co.	2,580	174,176

Ecolab, Inc.	4,611	527,406

EI du Pont de Nemours & Co.	15,213	1,013,186

FMC Corp.	2,323	90,899

International Flavors & Fragrances, Inc.	1,392	166,539

LyondellBasell Industries NV, Class A	6,240	542,256

Monsanto Co.	7,640	752,693

Mosaic Co. (The)	5,822	160,629

PPG Industries, Inc.	4,672	461,687

Praxair, Inc.	4,947	506,573

Sherwin-Williams Co. (The)	1,371	355,912

Total		6,515,786

Construction Materials 0.1%

Martin Marietta Materials, Inc.	1,150	157,067

Vulcan Materials Co.	2,317	220,045

Total		377,112

Containers & Packaging 0.2%

Avery Dennison Corp.	1,586	99,379

Ball Corp.	2,363	171,861

Owens-Illinois, Inc.(a)	2,789	48,584

Sealed Air Corp.	3,432	153,067

Westrock Co.	4,461	203,511

Total		676,402

Metals & Mining 0.2%

Alcoa, Inc.	22,743	224,474

Freeport-McMoRan, Inc.	20,064	135,833

Newmont Mining Corp.	9,189	165,310

Nucor Corp.	5,549	223,625

Total		749,242

Paper & Forest Products 0.1%

International Paper Co.	7,193	271,176

Total Materials		8,589,718

TELECOMMUNICATION SERVICES 2.4%
Diversified Telecommunication Services 2.4%

AT&T, Inc.	106,818	3,675,607

CenturyLink, Inc.	9,528	239,725

Frontier Communications Corp.	20,281	94,712

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Level 3 Communications, Inc.(a)	5,015	272,615

Verizon Communications, Inc.	70,645	3,265,212

Total		7,547,871

Total Telecommunication Services		7,547,871

UTILITIES 2.9%
Electric Utilities 1.7%

American Electric Power Co., Inc.	8,521	496,519

Duke Energy Corp.	11,956	853,539

Edison International	5,660	335,129

Entergy Corp.	3,100	211,916

Eversource Energy	5,505	281,140

Exelon Corp.	15,964	443,320

FirstEnergy Corp.	7,348	233,152

NextEra Energy, Inc.	7,993	830,393

Pepco Holdings, Inc.	4,404	114,548

Pinnacle West Capital Corp.	1,922	123,930

PPL Corp.	11,660	397,956

Southern Co. (The)	15,784	738,533

Xcel Energy, Inc.	8,813	316,475

Total		5,376,550

Gas Utilities —%

AGL Resources, Inc.	2,088	133,235

Independent Power and Renewable Electricity Producers 0.1%

AES Corp. (The)	11,683	111,807

NRG Energy, Inc.	5,452	64,170

Total		175,977

Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 1.1%

Ameren Corp.	4,212	182,085

CenterPoint Energy, Inc.	7,474	137,222

CMS Energy Corp.	4,811	173,581

Consolidated Edison, Inc.	5,093	327,327

Dominion Resources, Inc.	10,334	698,992

DTE Energy Co.	3,116	249,872

NiSource, Inc.	5,534	107,968

PG&E Corp.	8,511	452,700

Public Service Enterprise Group, Inc.	8,788	340,008

SCANA Corp.	2,483	150,197

Sempra Energy	4,098	385,253

TECO Energy, Inc.	4,087	108,918

WEC Energy Group, Inc.	5,483	281,333

Total		3,595,456

Total Utilities		9,281,218

Total Common Stocks
(Cost: $188,142,786)		310,823,195

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(d)	5,553,684	5,553,684

Total Money Market Funds
(Cost: $5,553,684)		5,553,684

Total Investments
(Cost: $193,696,470)		316,376,879

Other Assets & Liabilities, Net		(436,664)

Net Assets		315,940,215

At December 31, 2015, securities totaling $463,144 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 FUTURE	12	USD	6,106,200	03/2016	93,783	—

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Ameriprise Financial, Inc.	97,064	18,555	(13,129)	9,877	112,367	7,964	321,921

Columbia Short-Term Cash Fund	8,224,754	33,294,699	(35,965,769)	—	5,553,684	12,343	5,553,684

Total	8,321,818	33,313,254	(35,978,898)	9,877	5,666,051	20,307	5,875,605

(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(d)	The rate shown is the seven-day current annualized yield at December 31, 2015.

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	40,080,549	—	—	40,080,549

Consumer Staples	31,268,468	—	—	31,268,468

Energy	20,193,040	—	—	20,193,040

Financials	51,220,556	—	—	51,220,556

Health Care	47,110,505	—	—	47,110,505

Industrials	31,230,037	—	—	31,230,037

Information Technology	64,301,233	—	—	64,301,233

Materials	8,589,718	—	—	8,589,718

Telecommunication Services	7,547,871	—	—	7,547,871

Utilities	9,281,218	—	—	9,281,218

Total Common Stocks	310,823,195	—	—	310,823,195

Money Market Funds	—	5,553,684	—	5,553,684

Total Investments	310,823,195	5,553,684	—	316,376,879

Derivatives

Assets

Futures Contracts	93,783	—	—	93,783

Total	310,916,978	5,553,684	—	316,470,662

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	8,224,754	8,224,754	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $188,030,419)	$310,501,274

Affiliated issuers (identified cost $5,666,051)	5,875,605

Total investments (identified cost $193,696,470)	316,376,879

Receivable for:

Dividends	415,850

Foreign tax reclaims	2,363

Expense reimbursement due from Investment Manager	5,807

Prepaid expenses	2,485

Trustees’ deferred compensation plan	12,875

Total assets	316,816,259

Liabilities

Payable for:

Investments purchased	40,997

Capital shares purchased	550,748

Variation margin	57,600

Investment management fees	27,008

Distribution and/or service fees	35,035

Transfer agent fees	16,204

Administration fees	27,008

Compensation of board members	27,381

Printing and postage fees	56,315

Other expenses	24,873

Trustees’ deferred compensation plan	12,875

Total liabilities	876,044

Net assets applicable to outstanding capital stock	$315,940,215

Represented by

Trust capital	$315,940,215

Total — representing net assets applicable to outstanding capital stock	$315,940,215

Class 1

Net assets	$3,437

Shares outstanding	225

Net asset value per share(a)	$15.29

Class 2

Net assets	$11,793,764

Shares outstanding	779,879

Net asset value per share	$15.12

Class 3

Net assets	$304,143,014

Shares outstanding	19,990,490

Net asset value per share	$15.21

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$8,116,281

Dividends — affiliated issuers	20,307

Foreign taxes withheld	(17,943)

Total income	8,118,645

Expenses:

Investment management fees	318,575

Distribution and/or service fees

Class 2	34,943

Class 3	380,751

Transfer agent fees

Class 1	2

Class 2	8,386

Class 3	182,754

Administration fees	318,575

Compensation of board members	13,578

Custodian fees	17,769

Printing and postage fees	144,148

Licensing fees	15,000

Audit fees	20,160

Legal fees	7,693

Other	10,232

Total expenses	1,472,566

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(5,809)

Total net expenses	1,466,757

Net investment income	6,651,888

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	4,860,559

Investments — affiliated issuers	9,877

Futures contracts	401,394

Net realized gain	5,271,830

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	(8,983,835)

Investments — affiliated issuers	(90,793)

Futures contracts	(86,812)

Net change in unrealized depreciation	(9,161,440)

Net realized and unrealized loss	(3,889,610)

Net increase in net assets resulting from operations	$2,762,278

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations

Net investment income	$6,651,888	$4,426,358

Net realized gain	5,271,830	5,164,980

Net change in unrealized appreciation (depreciation)	(9,161,440)	25,504,437

Net increase in net assets resulting from operations	2,762,278	35,095,775

Increase in net assets from capital stock activity	7,707,296	1,688,267

Total increase in net assets	10,469,574	36,784,042

Net assets at beginning of year	305,470,641	268,686,599

Net assets at end of year	$315,940,215	$305,470,641

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Redemptions	—	—	(1,342)	(18,402)

Net increase (decrease)	—	—	(1,342)	(18,402)

Class 2 shares

Subscriptions	10,751	163,734	19,898	275,605

Redemptions	(241,596)	(3,562,881)	(242,573)	(3,378,610)

Net decrease	(230,845)	(3,399,147)	(222,675)	(3,103,005)

Class 3 shares

Subscriptions	2,082,479	31,537,301	1,831,669	25,818,608

Redemptions	(1,345,875)	(20,430,858)	(1,518,307)	(21,008,934)

Net increase	736,604	11,106,443	313,362	4,809,674

Total net increase	505,759	7,707,296	89,345	1,688,267

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$15.14	$13.36	$10.12	$8.75	$9.17

Income from investment operations:

Net investment income	0.34 (b)	0.23	0.21	0.18	0.11

Net realized and unrealized gain (loss)	(0.19)	1.55	3.03	1.19	(0.53)

Total from investment operations	0.15	1.78	3.24	1.37	(0.42)

Net asset value, end of period	$15.29	$15.14	$13.36	$10.12	$8.75

Total return	0.99%	13.32%	32.02%	15.66%	(4.58%)

Ratios to average net assets(c)

Total gross expenses	0.37%	0.31%	0.31%	0.33%	0.38	%(d)

Total net expenses(e)	0.33%	0.31%	0.31%	0.33%	0.38	%(d)

Net investment income	2.21%	1.70%	1.77%	1.90%	1.87	%(d)

Supplemental data

Net assets, end of period (in thousands)	$3	$3	$21	$16	$25

Portfolio turnover	4%	3%	4%	4%	4%

Notes to Financial Highlights

(a)	Based on operations from April 25, 2011 (commencement of operations) through the stated period end.

(b)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.06 per share.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$15.01	$13.27	$10.08	$8.74	$9.17

Income from investment operations:

Net investment income	0.29 (b)	0.20	0.18	0.17	0.10

Net realized and unrealized gain (loss)	(0.18)	1.54	3.01	1.17	(0.53)

Total from investment operations	0.11	1.74	3.19	1.34	(0.43)

Net asset value, end of period	$15.12	$15.01	$13.27	$10.08	$8.74

Total return	0.73%	13.11%	31.65%	15.33%	(4.69%)

Ratios to average net assets(c)

Total gross expenses	0.58%	0.56%	0.56%	0.57%	0.62	%(d)

Total net expenses(e)	0.58%	0.56%	0.56%	0.57%	0.62	%(d)

Net investment income	1.94%	1.46%	1.52%	1.72%	1.62	%(d)

Supplemental data

Net assets, end of period (in thousands)	$11,794	$15,166	$16,371	$14,910	$15,826

Portfolio turnover	4%	3%	4%	4%	4%

Notes to Financial Highlights

(a)	Based on operations from April 25, 2011 (commencement of operations) through the stated period end.

(b)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.05 per share.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$15.08	$13.32	$10.11	$8.75	$8.61

Income from investment operations:

Net investment income	0.32 (a)	0.22	0.19	0.18	0.14

Net realized and unrealized gain (loss)	(0.19)	1.54	3.02	1.18	(0.00	)(b)

Total from investment operations	0.13	1.76	3.21	1.36	0.14

Net asset value, end of period	$15.21	$15.08	$13.32	$10.11	$8.75

Total return	0.86%	13.21%	31.75%	15.54%	1.63%

Ratios to average net assets(c)

Total gross expenses	0.46%	0.44%	0.44%	0.44%	0.53%

Total net expenses(d)	0.45%	0.44%	0.44%	0.44%	0.53%

Net investment income	2.10%	1.59%	1.65%	1.86%	1.55%

Supplemental data

Net assets, end of period (in thousands)	$304,143	$290,301	$252,295	$195,032	$188,271

Portfolio turnover	4%	3%	4%	4%	4%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.06 per share.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Large Cap Index Fund (formerly Columbia Variable Portfolio — S&P 500 Index Fund) (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective May 1, 2015, Columbia Variable Portfolio — S&P 500 Index Fund was renamed Columbia Variable Portfolio — Large Cap Index Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

24	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and

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COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	93,783	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

26	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	401,394
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(86,812)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	7,311,863

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion

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COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of

Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $1,650.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

28	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class 1	0.330%	0.330%
Class 2	0.580	0.580
Class 3	0.455	0.455

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $30,946,290 and $13,151,096, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 96.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants,

Annual Report 2015	29

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc.

(Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Large Cap Index Fund (formerly known as Columbia Variable Portfolio — S&P 500 Index Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Large Cap Index Fund (formerly known as Columbia Variable Portfolio — S&P 500 Index Fund) (the “Fund,” a series of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 18, 2016

Annual Report 2015	31

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees
Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

32	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum

Bands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003- 2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2015	33

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead

Outside Director, Digital Ally, Inc. (digital imaging) since

September 2005; Trustee, Marygrove College (Chair of

Finance Committee), since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	124	Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

34	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance, Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182

Chairman of the Board,

Columbia Management

Investment Advisers,

LLC since May 2010;

Director, Columbia

Management

Investment Distributors,

Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015	35

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since

October 2014; Vice President & Resolution Officer, Ameriprise

Trust Company since August 2009; President, RiverSource Service

Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since

August 2011 (previously, Counsel from May 2010 to August

2011); Assistant General Counsel, Bank of America, 2005-April

2010; officer of Columbia Funds and affiliated funds since 2005.

36	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – LARGE CAP INDEX FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	37

Columbia Variable Portfolio – Large Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6461 F (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Variable Portfolio — U.S. Government Mortgage Fund (the Fund) Class 3 shares returned 1.21% for the 12-month period that ended December 31, 2015.

■	The Fund underperformed its benchmark, the Barclays U.S. Mortgage-Backed Securities Index, which returned 1.51% for the same time period.

■

An allocation to non-agency mortgage-backed securities and an underweight position in GNMAs added to the Fund’s relative performance, while positioning with respect to interest rates acted as a constraint on results.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	1.34	1.70	2.35
Class 2*	05/03/10	1.19	1.46	2.15
Class 3	09/15/99	1.21	1.58	2.27
Barclays U.S. Mortgage-Backed Securities Index		1.51	2.96	4.64

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The Barclays U.S. Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jason Callan

Tom Heuer, CFA

Portfolio Breakdown (%) (at December 31, 2015)
Asset-Backed Securities — Agency	0.0	(a)
Asset-Backed Securities — Non-Agency	4.7
Commercial Mortgage-Backed Securities — Agency	3.0
Commercial Mortgage-Backed Securities — Non-Agency	3.4
Money Market Funds	2.6
Options Purchased Puts	0.2
Residential Mortgage-Backed Securities — Agency	75.2
Residential Mortgage-Backed Securities — Non-Agency	10.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Quality Breakdown (%) (at December 31, 2015)
AAA rating	57.4
AA rating	1.7
A rating	1.7
BBB rating	0.8
BB rating	1.1
B rating	0.6
Not rated	36.7
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

At December 31, 2015, approximately 86.8% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned 1.21%. The Fund modestly underperformed its benchmark, the Barclays U.S. Mortgage Backed Index, which returned 1.51% for the same period. An allocation to non-agency mortgage-backed securities (MBS) and underweight position in GNMAs added to the Fund’s relative performance, while positioning with respect to interest rates acted as a constraint on results.

Markets Monitor Fed Policy, China Growth

Throughout 2015, investors reacted to recurrent spikes in geopolitical tensions, speculation over U.S. Federal Reserve (Fed) policy, signs of deteriorating global growth and further declines in the already depressed price of oil. Early in the year, U.S. Treasury yields drifted downward as the Fed continued to emphasize a sub-par employment backdrop over any need to begin hiking its benchmark fed funds rate. Overseas, global deflation fears led the European Central Bank to join the Bank of Japan in implementing purchases of sovereign bonds. China, for some time the principal source of marginal demand for the global economy, moved more and more onto the center of investor radar screens as it struggled to maintain acceptable growth rates while reforming its economy. The price of oil remained low following its collapse in late 2014, with a crushing impact on a number of emerging market economies. On the geopolitical front, among other concerns, stability in the Middle East remained in the balance and the Greek debt crisis intensified. Against this backdrop, investor risk tolerance levels receded and market volatility increased.

As the period progressed, the U.S. economy’s upward trajectory increasingly appeared to be confirmed, and speculation intensified as to the timing of the Fed’s first hike. While the central bank continued to signal patience in view of an absence of inflationary pressures, Treasury yields began to trend higher as investors repositioned for the inevitable Fed tightening. However, the move toward higher U.S. market rates would be undermined as energy prices resumed their downward march and as the fallout from slowing China growth dominated economic headlines in the third quarter. China’s August devaluation of the renminbi roiled markets and raised fears over a potential global currency war.

Despite faltering growth overseas, the latter part of 2015 saw continued moderate progress in the U.S. economy. In particular, monthly employment numbers increasingly indicated that the domestic recovery was nearer to becoming self-sustaining, and expectations for the first hike in the benchmark rate began to center on the Fed’s December meeting. The initial

4	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

25 basis point hike in fed funds was received as a positive sign with respect to the U.S. economy, and the markets were comfortable with the anticipated pace of future increases. For the full 12-month period ended December 31, 2015, yields rose along the length of the Treasury curve and the curve flattened as the increases were most significant on shorter maturities most directly influenced by Fed policy.

Sentiment with respect to the mortgage-backed securities (MBS) market was supported over the period by the segment’s relatively high quality profile in an investment environment characterized by a lengthy list of concerns and heightened uncertainty. In addition, MBS prices were bolstered by a strengthening in credit fundamentals as consumers benefited from low energy prices and an improved employment backdrop. Returns for agency MBS were positive and roughly in line with comparable duration Treasuries, as both segments outperformed more credit-sensitive areas of the fixed-income market.

Performance Aided by Non-Agency Holdings, GNMA Underweight

Against a fairly placid backdrop for the sector, performance with respect to the Fund’s core position in agency MBS was essentially in keeping with the benchmark. Both security selection within and an underweight allocation to GNMAs added to relative return. GNMA valuations softened early in the period in the wake of the Federal Housing Authority’s announcement of a planned reduction in the insurance premiums charged borrowers on new loans backed by the agency. This raised concerns over the potential for an uptick in prepayments on underlying mortgages. An out-of-benchmark allocation to non-agency MBS added to relative return, as these issues are typically more credit-sensitive than agency-backed securities and benefited the most during the period from the strengthening in consumer balance sheets as home prices rose and the employment picture brightened.

Interest Rate Positioning Detracts Modestly

On the downside, the Fund’s positioning along the yield curve and stance with respect to overall portfolio duration and interest rate sensitivity detracted modestly from relative performance. Specifically, as market interest rates rose and yield curve flattened, the portfolio was weighted toward shorter maturities, which were more impacted by rising rates and falling prices. In addition, we sought to protect against the potential for rising interest rates by purchasing options on interest rate swaps (or “swaptions”). Such contracts provide investors with a specified window of time during which they have the right to exchange a fixed rate of interest, normally based on some positive spread vs. Treasury yields, for a floating rate. This strategy detracted as yields on the fixed-rate side fell below Treasury yields, leading the value of such contracts to decline. Finally, security selection within the Fund’s allocation to collateralized mortgage obligations, which provide investors with access to specified cash flows generated by mortgage pools, detracted vs. the benchmark

Derivative Positions

The Fund used Treasury futures contracts, interest rate swaps and swaptions during the annual period to manage interest rate risk in the

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

portfolio. We also used index credit default swaps as a hedge against long cash positions to reduce the Fund’s overall credit exposure. The use of these derivatives had a modest negative impact on Fund performance as interest rate swap yields narrowed vs. Treasury yields during the period.

6	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	999.00	1,022.68	2.52	2.55	0.50
Class 2	1,000.00	1,000.00	998.10	1,021.42	3.78	3.82	0.75
Class 3	1,000.00	1,000.00	998.10	1,022.08	3.12	3.16	0.62

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Agency 96.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
06/01/16	7.000%	16	16
04/01/17	6.500%	37,931	38,687
08/01/17 - 09/01/19	5.500%	148,968	155,580
03/01/18 - 09/01/37	6.000%	112,599	123,645
06/01/21 - 06/01/45	3.500%	128,251,886	132,489,774
10/01/23 - 10/01/40	5.000%	19,822,444	21,646,110
07/01/39 - 08/01/41	4.500%	16,284,209	17,798,854
03/01/42 - 08/01/44	4.000%	29,585,758	31,386,076
11/01/42	3.000%	19,933,415	19,942,835

Federal Home Loan Mortgage Corp.(a)
01/01/37	2.234%	237,866	250,687
09/01/37	2.614%	279,158	298,969
CMO Series 4119 Class SP
10/15/42	2.383%	2,381,316	2,298,141

Federal Home Loan Mortgage Corp.(a)(b) CMO IO STRIPS Series 280 Class S1
09/15/42	5.670%	37,366,545	8,382,960
CMO IO STRIPS Series 309 Class S4
08/15/43	5.640%	8,713,495	1,988,215
CMO IO STRIPS Series 326 Class S1
03/15/44	5.670%	4,363,205	963,805
CMO IO STRIPS Series 337 Class S1
09/15/44	5.720%	15,921,762	3,850,120
CMO IO Series 264 Class S1
07/15/42	5.620%	19,421,646	4,037,740
CMO IO Series 272 Class S1
08/15/42	5.670%	16,613,136	3,486,248
CMO IO Series 311 Class S1
08/15/43	5.620%	15,014,182	3,240,177
CMO IO Series 318 Class S1
11/15/43	5.620%	23,520,470	5,848,569
CMO IO Series 336 Class 30
08/15/44	5.720%	13,483,207	3,059,959
CMO IO Series 3453 Class W
12/15/32	7.203%	918,578	181,691
CMO IO Series 3630 Class AI
03/15/17	1.931%	780,442	13,942
CMO IO Series 4068 Class GI
09/15/36	2.000%	13,448,997	1,005,158
CMO IO Series 4083 Class CS
12/15/38	6.320%	10,682,394	1,675,596
CMO IO Series 4094 Class SY
08/15/42	5.750%	11,790,038	2,682,040
CMO IO Series 4174 Class SB
05/15/39	5.870%	18,722,449	2,877,017
CMO IO Series 4175 Class ES
06/15/38	5.820%	9,568,809	1,081,760
CMO IO Series 4183 Class AS
04/15/39	5.820%	8,788,856	1,360,910
CMO IO Series 4223 Class DS
12/15/38	5.770%	6,017,543	926,391
CMO IO Series 4286 Class NS
12/15/43	5.570%	8,091,297	1,797,114

Federal Home Loan Mortgage Corp.(b) CMO IO Series 266 Class IO
07/15/42	4.000%	11,066,070	2,830,713
CMO IO Series 267 Class IO
08/15/42	4.000%	9,569,861	2,312,997
CMO IO Series 329 Class C5
06/15/43	3.500%	11,363,929	2,206,467

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 4120 Class AI
11/15/39	3.500%	7,219,637	609,345
CMO IO Series 4121 Class IA
01/15/41	3.500%	7,093,226	1,220,899
CMO IO Series 4122 Class JI
12/15/40	4.000%	10,733,539	1,248,618
CMO IO Series 4139 Class CI
05/15/42	3.500%	4,361,214	622,293
CMO IO Series 4147 Class CI
01/15/41	3.500%	15,730,861	2,199,514
CMO IO Series 4148 Class BI
02/15/41	4.000%	5,751,995	705,637
CMO IO Series 4177 Class IY
03/15/43	4.000%	19,414,444	4,137,321
CMO IO Series 4182 Class DI
05/15/39	3.500%	24,867,016	3,201,939
CMO IO Series 4213 Class DI
06/15/38	3.500%	19,258,125	2,092,295

Federal Home Loan Mortgage Corp.(c)
01/13/46	3.500%	18,000,000	18,528,925

Federal National Mortgage Association
06/01/16 - 12/01/37	5.000%	27,766,433	30,797,877
11/01/16 - 11/01/37	5.500%	13,554,300	15,021,251
06/01/17	7.000%	13,386	13,728
08/01/22	6.000%	3,001	3,386
03/01/27 - 03/01/28	2.500%	35,685,428	36,210,108
03/01/27 - 12/01/44	3.500%	130,890,036	135,789,754
05/01/27 - 05/01/43	3.000%	88,524,057	89,766,936
07/01/39 - 11/01/41	4.500%	77,896,052	84,994,008
01/01/42 - 09/01/45	4.000%	174,856,901	186,218,488
CMO Series 1988-4 Class Z
03/25/18	9.250%	2,412	2,519

Federal National Mortgage Association(a)
02/01/33	1.810%	63,384	66,075
07/01/33	1.913%	3,855	3,889
12/01/33	2.577%	8,047	8,471
06/01/34	2.411%	265,746	281,921
07/01/36	2.657%	62,464	65,512
CMO Series 2003-W11 Class A1
06/25/33	3.591%	2,632	2,755

Federal National Mortgage Association(a)(b) CMO IO Series 2003-117 Class KS
08/25/33	6.678%	1,750,601	107,513
CMO IO Series 2006-5 Class N1
08/25/34	1.962%	10,056,062	179,320
CMO IO Series 2006-5 Class N2
02/25/35	1.972%	11,418,597	444,138
CMO IO Series 2012-80 Class DS
06/25/39	6.228%	5,090,503	838,399
CMO IO Series 2012-87 Class BS
03/25/39	5.628%	19,491,590	2,320,447
CMO IO Series 2012-97 Class SB
09/25/42	5.578%	8,206,254	1,571,787
CMO IO Series 2012-99 Class QS
09/25/42	6.178%	11,073,702	2,653,684
CMO IO Series 2012-99 Class SL
09/25/42	6.198%	17,629,799	2,790,240
CMO IO Series 2013-124 Class SB
12/25/43	5.528%	11,629,740	2,682,711

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2013-13 Class SA
03/25/43	5.728%	14,276,555	3,409,004
CMO IO Series 2013-54 Class BS
06/25/43	5.728%	8,395,911	2,013,128

Federal National Mortgage Association(b) CMO IO STRIPS Series 417 Class C5
02/25/43	3.500%	10,232,732	2,075,965
CMO IO Series 2012-118 Class BI
12/25/39	3.500%	23,037,766	3,042,830
CMO IO Series 2012-121 Class GI
08/25/39	3.500%	14,465,059	1,758,448
CMO IO Series 2012-129 Class IC
01/25/41	3.500%	11,154,022	1,651,771
CMO IO Series 2012-133 Class EI
07/25/31	3.500%	4,631,511	551,778
CMO IO Series 2012-134 Class AI
07/25/40	3.500%	18,723,070	2,585,019
CMO IO Series 2012-144 Class HI
07/25/42	3.500%	3,935,635	530,298
CMO IO Series 2012-40 Class IP
09/25/40	4.000%	19,519,669	2,434,272
CMO IO Series 2012-96 Class CI
04/25/39	3.500%	9,421,295	851,547
CMO IO Series 2013-1 Class AI
02/25/43	3.500%	4,303,165	600,442
CMO IO Series 2013-1 Class BI
02/25/40	3.500%	13,565,085	1,358,359
CMO IO Series 2013-10 Class AI
11/25/41	3.500%	17,352,301	2,161,751
CMO IO Series 2013-16 Class IO
01/25/40	3.500%	10,987,874	1,632,032
CMO IO Series 2013-41 Class IY
05/25/40	3.500%	25,075,616	2,626,029
CMO IO Series 2013-6 Class MI
02/25/40	3.500%	12,542,379	1,612,807

Federal National Mortgage Association(c)
01/19/31 - 01/13/46	3.500%	109,500,000	113,593,842
01/13/46	3.000%	76,000,000	76,000,692
01/13/46	4.000%	44,000,000	46,559,564
01/13/46	4.500%	39,000,000	42,115,125
01/13/46	5.000%	25,000,000	27,516,992

Federal National Mortgage Association(d)
05/01/39	4.500%	7,578,996	8,312,306

Government National Mortgage Association
05/15/16 - 03/15/33	6.000%	178,253	199,110
03/15/18	7.000%	96,417	99,925
08/20/40	5.000%	10,450,417	11,546,660
07/20/41	4.500%	14,220,339	15,490,407

Government National Mortgage Association(b) CMO IO Series 2012-121 Class PI
09/16/42	4.500%	6,554,149	1,150,170
CMO IO Series 2012-129 Class AI
08/20/37	3.000%	9,178,159	1,123,105

Government National Mortgage Association(c)
01/21/46	3.000%	30,000,000	30,406,647
01/21/46	3.500%	56,500,000	58,899,046

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,386,226,467)			1,373,549,737

Residential Mortgage-Backed Securities — Non-Agency 14.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ASG Resecuritization Trust(a)(e) CMO Series 2013-2 Class 1A60
12/28/35	2.724%	2,293,366	2,264,518
CMO Series 2013-2 Class 2A70
11/28/35	2.716%	2,149,048	2,091,989

American Mortgage Trust Series 2093-3 Class 3A(a)(f)(g)
07/27/23	8.188%	818	496

Apollo Residential Mortgage Securitization Trust CMO Series 2013-1 Class A(e)
05/25/47	4.000%	4,878,477	4,869,701

BCAP LLC Trust(a)(e)
07/26/36	2.737%	2,427,620	2,416,756
CMO Series 2010-RR13 Class 1A1
06/27/37	5.559%	7,719,724	7,584,525
CMO Series 2013-RR3 Class 6A5
03/26/36	2.592%	6,900,395	6,766,866
CMO Series 2013-RR5 Class 4A1
09/26/36	3.000%	2,302,584	2,276,333
CMO Series 2014-RR3 Class 3A1
07/26/36	0.337%	2,119,973	2,031,446
Series 2012-RR10 Class 2A1
09/26/36	2.747%	3,420,313	3,443,955

BCAP LLC Trust(e) CMO Series 2010-RR12 Class 3A7
08/26/37	5.000%	1,781,624	1,805,741
CMO Series 2012-RR11 Class 3A2
04/26/36	4.000%	7,775,558	7,919,228
CMO Series 2012-RR11 Class 4A2
03/26/37	4.000%	5,233,683	5,275,193
CMO Series 2012-RR11 Class 9A2
07/26/37	4.000%	6,143,187	6,184,463
CMO Series 2012-RR12 Class 3A2
06/26/37	4.000%	9,310,047	9,252,334
Series 2013-RR1 Class 10A1
10/26/36	3.000%	2,964,012	2,974,942

CIM Trust
CMO Series 2015-3AG Class A2(a)(e)
10/25/57	3.744%	5,000,000	4,932,875

COLT LLC Series 2015-A Class A1(a)(e)
07/27/20	3.422%	11,719,929	11,719,929

CSMC Trust CMO Series 2015-RPL1 Class A2(a)(e)
02/25/57	4.406%	7,000,000	6,920,740

Citigroup Mortgage Loan Trust, Inc.(a) CMO Series 2015-A Class B3
06/25/58	4.500%	2,959,908	2,763,759

Citigroup Mortgage Loan Trust, Inc.(a)(e) CMO Series 2010-7 Class 3A4
12/25/35	5.732%	300,000	310,892
CMO Series 2012-7 Class 12A1
03/25/36	2.763%	3,412,527	3,409,616
CMO Series 2013-2 Class 1A1
11/25/37	2.809%	2,756,928	2,761,185
CMO Series 2013-5 Class 3A1
08/25/37	2.726%	5,115,074	5,158,421

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-A Class B2
01/25/35	5.431%	2,982,782	3,065,883
CMO Series 2014-C Class A
02/25/54	3.250%	1,323,356	1,268,691

Citigroup Mortgage Loan Trust, Inc.(e) CMO Series 2013-6 Class 3A1
12/25/35	3.000%	6,165,297	6,007,664
CMO Series 2013-7 Class 1A2
10/25/35	4.000%	3,304,153	3,233,311
CMO Series 2015-RP2 Class B2
01/25/53	4.250%	3,910,117	3,761,040

Comfed Savings Bank CMO Series 1987-1 Class A(a)(f)
01/25/18	4.096%	1,111	1,063

Credit Suisse Mortgage Capital Certificates(a)(e)
04/27/37	5.810%	2,867,596	2,931,512
CMO Series 2012-6R Class 1A1
11/26/37	2.809%	1,917,357	1,889,813
CMO Series 2013-7R Class 3A1
02/26/35	2.734%	6,041,568	5,890,404
CMO Series 2014-RPL4 Class A1
08/25/62	3.625%	917,220	901,130
CMO Series 2014-RPL4 Class A2
08/25/62	4.449%	4,000,000	3,864,577

Credit Suisse Mortgage Capital Certificates(e) CMO Series 2010-9R Class 10A5
04/27/37	4.000%	6,753,228	6,756,006
CMO Series 2010-9R Class 7A5
05/27/37	4.000%	5,796,773	5,799,770
Series 2014-2R Class 17A1
04/27/37	2.500%	1,441,220	1,438,809

Credit Suisse Securities (USA) LLC(a)(e) CMO Series 2014-RPL1 Class A1
02/25/54	3.250%	11,201,292	11,004,439

Credit Suisse Securities (USA) LLC(e) CMO Series 2014-RPL1 Class A3
02/25/54	3.958%	5,650,000	5,486,851

GS Mortgage Securities Corp. Resecuritization Trust CMO Series 2013-1R Class A(a)(e)
11/26/36	0.381%	2,746,926	2,628,248

Jefferies Resecuritization Trust CMO Series 2014-R1 Class 1A1(e)
12/27/37	4.000%	1,642,641	1,643,392

NRPL Trust(a)(e) Series 2014-1A Class A1
04/25/54	3.250%	4,381,780	4,380,027

NRPL Trust(e) Series 2013-1A Class A
08/25/57	4.000%	7,749,426	7,699,055

New Residential Mortgage Loan Trust CMO IO Series 2014-1A Class AIO(a)(b)(e)
01/25/54	2.242%	58,162,496	3,566,536

Nomura Resecuritization Trust CMO Series 2012-2R Class 3A1(a)(e)
05/26/36	2.106%	2,037,222	2,001,226

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners I Series 2015-NPL1 Class A1(a)(e)
05/28/30	3.625%	3,026,471	3,004,892

RBSSP Resecuritization Trust(a)(e) CMO Series 2012-1 Class 5A2
12/27/35	2.772%	4,100,000	3,668,257
CMO Series 2012-6 Class 3A1
04/26/36	0.390%	2,457,265	2,430,844

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $198,033,739)			199,459,343

Commercial Mortgage-Backed Securities — Agency 3.8%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K001 Class A2
04/25/16	5.651%	74,577	74,512
Series K047 Class A2
05/25/25	3.329%	11,000,000	11,266,443

Federal National Mortgage Association
10/01/19	4.420%	533,137	574,383
10/01/19	4.430%	1,310,735	1,412,676
01/01/20	4.570%	137,128	148,928
01/01/20	4.600%	229,238	249,230
05/01/24	5.030%	426,359	485,191

Federal National Mortgage Association(a) Series 2015-M8 Class A2
01/25/25	2.900%	35,000,000	34,977,992

Government National Mortgage Association Series 2012-1 Class AB
09/16/33	1.999%	477,710	478,214
Series 2012-2 Class A
06/16/31	1.862%	1,955,943	1,960,768
Series 2012-55 Class A
08/16/33	1.704%	2,446,200	2,450,302

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $54,417,147)			54,078,639

Commercial Mortgage-Backed Securities — Non-Agency 4.4%
American Homes 4 Rent(a)(e) Series 2014-SFR1 Class E
06/17/31	2.831%	9,500,000	9,041,187

American Homes 4 Rent(e) Series 2015-SFR1 Class F
04/17/52	5.885%	1,500,000	1,374,596

BHMS Mortgage Trust Series 2014-ATLS Class DFX(a)(e)
07/05/33	4.691%	6,500,000	6,356,134

Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2013-DSNY Class F(a)(e)
09/15/26	3.831%	7,015,000	7,006,231

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Merrill Lynch Re-Remic Trust(a)(e) Series 2014-FRR7 Class A
10/26/44	2.672%	5,000,000	4,921,664
Series 2014-FRR7 Class B
10/26/44	2.672%	2,510,000	2,409,709
Series 2015-FR11 Class A705
09/27/44	1.890%	3,000,000	2,772,815

GS Mortgage Securities Trust Series 2007-GG10 Class AM(a)
08/10/45	5.795%	11,364,064	11,186,470

Invitation Homes Trust Series 2015-SFR3 Class E(a)(e)
08/17/32	4.081%	3,000,000	2,943,116

JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3 Class A4(e)
02/15/46	4.717%	175,000	189,501

ORES NPL LLC(e) Series 2013-LV2 Class A
09/25/25	3.081%	1,154,514	1,153,359
Series 2014-LV3 Class A
03/27/24	3.000%	2,937,481	2,932,778
Series 2014-LV3 Class B
03/27/24	6.000%	5,400,000	5,377,949

Rialto Real Estate Fund LLC Series 2014-LT6 Class A(e)
09/15/24	2.750%	1,462,947	1,459,686

VFC LLC(e) Series 2014-2 Class A
07/20/30	2.750%	874,939	874,971
Subordinated, Series 2015-3 Class B
12/20/31	4.750%	3,000,000	2,995,689

Total Commercial Mortgage-Backed Securities – Non-Agency
(Cost: $64,172,848)			62,995,855

Asset-Backed Securities — Agency —%
United States Small Business Administration Series 2001-20H Class 1
08/01/21	6.340%	26,535	28,690

Total Asset-Backed Securities — Agency
(Cost: $26,535)			28,690

Asset-Backed Securities — Non-Agency 6.0%
Apidos CDO XVII Series 2014-17A Class A2A(a)(e)
04/17/26	2.365%	7,500,000	7,305,907

Apidos CLO XXII Series 2015-22A Class D(a)(e)
10/20/27	6.336%	1,000,000	855,761

Ares CLO Ltd. Series 2014-1A Class B(a)(e)
04/17/26	3.115%	3,750,000	3,605,584

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Ares XXXVII CLO Ltd. Series 2015-4A Class D1(a)(e)
10/15/26	7.126%	2,500,000	2,315,960

Carlyle Global Market Strategies CLO Series 2013-1A Class B(a)(e)
02/14/25	3.462%	3,600,000	3,568,169

Dryden Senior Loan Fund Series 2014-33A Class C(a)(e)
07/15/26	3.171%	11,550,000	11,220,559

GCAT LLC Series 2014-2 Class A1(a)(e)
10/25/19	3.721%	5,264,219	5,221,021

GoldenTree Loan Opportunities VII Ltd. Series 2013-7A Class B(a)(e)
04/25/25	2.070%	9,000,000	8,711,820

Madison Park Funding Ltd.(a)(e)
10/21/26	3.311%	6,000,000	5,895,090

Madison Park Funding XVI Ltd. Series 2015-16A Class A2A(a)(e)
04/20/26	2.517%	10,000,000	9,941,450

New York Mortgage Trust Residential LLC(a)(e) Series 2013-RP1A Class A
07/25/18	4.250%	2,986,745	3,015,823
Series 2013-RP2A Class A
09/25/18	4.600%	1,965,054	1,976,773

Nomad CLO Ltd. Series 2013-1A Class B(a)(e)
01/15/25	3.271%	6,000,000	5,779,956

OHA Credit Partners VIII Ltd. Series 2013-8A Class B(a)(e)
04/20/25	1.967%	5,000,000	4,829,495

Oak Hill Advisors Residential Loan Trust Series 2015-NPL1 Class A1(a)(e)
01/25/55	3.475%	1,260,348	1,254,209

Panhandle-Plains Higher Education Authority, Inc. Series 2011-2 Class A1(a)
07/01/21	1.112%	340,548	340,018

SLM Private Education Loan Trust Series 2012-A Class A1(a)(e)
08/15/25	1.731%	538,768	540,760

SoFi Professional Loan Program LLC Series 2015-D Class RC(e)(h)
10/25/37	0.000%	3	2,000,000

Symphony CLO Ltd. Series 2014-14A Class D2(a)(e)
07/14/26	3.921%	7,500,000	7,054,020

Truman Capital Mortgage Loan Trust Series 2014-NPL2 Class A1(a)(e)
06/25/54	3.125%	117,537	117,278

Total Asset-Backed Securities — Non-Agency
(Cost: $86,958,053)			85,549,653

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Options Purchased Puts 0.3%
Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(i)
	200,000,000	2.15	09/09/16	1,768,780
	26,500,000	2.00	12/02/16	413,721
	50,000,000	2.00	12/12/16	798,290
	100,000,000	4.00	08/17/17	141,720
	300,000,000	3.25	08/18/17	1,441,530

Total Options Purchased Puts (Cost: $14,037,250)				4,564,041

Money Market Funds 3.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(j)(k)	47,174,044	47,174,044

Total Money Market Funds (Cost: $47,174,044)		47,174,044

Total Investments (Cost: $1,851,046,083)		1,827,400,002

Other Assets & Liabilities, Net		(403,525,667)

Net Assets		1,423,874,335

At December 31, 2015, securities and cash totaling $13,098,960 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	403	USD	87,545,454	03/2016	—	(126,562)
US 5YR NOTE	1,711	USD	202,446,056	03/2016	—	(416,892)
US 10YR NOTE	1,912	USD	240,732,750	03/2016	—	(102,047)

Total			530,724,260		—	(645,501)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US LONG BOND	(14)	USD	(2,152,500)	03/2016	—	(9,209)

Interest Rate Swap Contracts Outstanding at December 31, 2015

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount ($)	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	1.569	09/16/2020	USD	175,000,000	(1,564)	258,179	—

Morgan Stanley*	3-Month USD LIBOR- BBA	Receive	1.923	09/14/2022	USD	244,000,000	(2,567)	—	(1,104,383)

Total								258,179	(1,104,383)

*	Centrally cleared swap contract

Notes to Portfolio of Investments

(a)	Variable rate security.

(b)	Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(c)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(e)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2015, the value of these securities amounted to $333,713,045 or 23.44% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments (continued)

(f)	Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at December 31, 2015 was $1,559, which represents less than 0.01% of net assets. Information concerning such security holdings at December 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
American Mortgage Trust Series 2093-3 Class 3A 07/27/23 8.188%	04/27/1995	789

Comfed Savings Bank CMO Series 1987-1 Class A 01/25/18 4.096%	05/07/2007	1,098

(g)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2015, the value of these securities amounted to $496, which represents less than 0.01% of net assets.

(h)	Zero coupon bond.

(i)	Purchased swaption contracts outstanding at December 31, 2015:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Receive	2.000	12/6/2021	26,500,000	371,000	413,721

Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Receive	2.150	09/13/2021	200,000,000	2,850,000	1,768,780

Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Receive	3.250	08/22/2022	300,000,000	7,935,000	1,441,530

Put — OTC 5-Year Interest Rate Swap	Citi	3-Month USD LIBOR BBA	Receive	2.000	12/14/2021	50,000,000	678,750	798,290

Put — OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR BBA	Receive	4.000	08/21/2022	100,000,000	2,202,500	141,720

Total							14,037,250	4,564,041

(j)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	74,050,196	1,009,683,900	(1,036,560,052)	47,174,044	65,083	47,174,044

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Residential Mortgage-Backed Securities — Agency	—	1,373,549,737	—	1,373,549,737

Residential Mortgage-Backed Securities — Non-Agency	—	160,370,409	39,088,934	199,459,343

Commercial Mortgage-Backed Securities — Agency	—	54,078,639	—	54,078,639

Commercial Mortgage-Backed Securities — Non-Agency	—	61,842,496	1,153,359	62,995,855

Asset-Backed Securities — Agency	—	28,690	—	28,690

Asset-Backed Securities — Non-Agency	—	83,549,653	2,000,000	85,549,653

Options Purchased Puts	—	4,564,041	—	4,564,041

Money Market Funds	—	47,174,044	—	47,174,044

Total Investments	—	1,785,157,709	42,242,293	1,827,400,002

Derivatives

Assets

Swap Contracts	—	258,179	—	258,179

Liabilities

Futures Contracts	(654,710)	—	—	(654,710)

Swap Contracts	—	(1,104,383)	—	(1,104,383)

Total	(654,710)	1,784,311,505	42,242,293	1,825,899,088

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	74,050,196	74,050,196	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of December 31, 2014	48,955,928	779,164	13,011,278	62,746,370

Increase (decrease) in accrued discounts/premiums	(63,683)	—	—	(63,683)

Realized gain (loss)	(19,440)	—	48,489	29,049

Change in unrealized appreciation (depreciation)(a)	(400,523)	(1,154)	(48,488)	(450,165)

Sales	(15,876,921)	(4,063,788)	(1,939,563)	(21,880,272)

Purchases	18,975,000	—	2,000,000	20,975,000

Transfers into Level 3	—	4,439,137	—	4,439,137

Transfers out of Level 3	(12,481,427)	—	(11,071,716)	(23,553,143)

Balance as of December 31, 2015	39,088,934	1,153,359	2,000,000	42,242,293

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2015 was $(401,677), which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $(400,523) and Commercial Mortgage-Backed Securities — Non-Agency of $(1,154).

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and commercial and asset backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, single market quotations, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,789,834,789)	$1,775,661,917

Affiliated issuers (identified cost $47,174,044)	47,174,044

Options purchased (identified cost $14,037,250)	4,564,041

Total investments (identified cost $1,851,046,083)	1,827,400,002

Cash	4,650

Margin deposits	6,881,355

Premiums paid on outstanding swap contracts	4,131

Receivable for:

Investments sold	3,335

Investments sold on a delayed delivery basis	76,524,844

Capital shares sold	397,344

Dividends	5,839

Interest	6,274,583

Variation margin	929,997

Prepaid expenses	5,153

Trustees’ deferred compensation plan	18,521

Total assets	1,918,449,754

Liabilities

Payable for:

Investments purchased on a delayed delivery basis	490,742,051

Capital shares purchased	2,217,642

Variation margin	841,846

Investment management fees	436,427

Distribution and/or service fees	21,310

Transfer agent fees	73,043

Administration fees	79,414

Compensation of board members	72,132

Other expenses	73,033

Trustees’ deferred compensation plan	18,521

Total liabilities	494,575,419

Net assets applicable to outstanding capital stock	$1,423,874,335

Represented by

Paid-in capital	$1,407,383,574

Undistributed net investment income	39,508,721

Accumulated net realized gain	2,129,035

Unrealized appreciation (depreciation) on:

Investments	(14,172,872)

Futures contracts	(654,710)

Options purchased	(9,473,209)

Swap contracts	(846,204)

Total — representing net assets applicable to outstanding capital stock	$1,423,874,335

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

Class 1

Net assets	$1,247,913,025

Shares outstanding	119,709,916

Net asset value per share	$10.42

Class 2

Net assets	$24,469,637

Shares outstanding	2,353,311

Net asset value per share	$10.40

Class 3

Net assets	$151,491,673

Shares outstanding	14,532,484

Net asset value per share	$10.42

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income

Income:

Dividends — affiliated issuers	$65,083

Interest	48,359,933

Total income	48,425,016

Expenses:

Investment management fees	5,888,228

Distribution and/or service fees

Class 2	61,778

Class 3	204,258

Transfer agent fees

Class 1	873,857

Class 2	14,826

Class 3	98,040

Administration fees	1,061,731

Compensation of board members	30,629

Custodian fees	34,970

Printing and postage fees	80,878

Audit fees	27,910

Legal fees	16,553

Other	32,590

Total expenses	8,426,248

Net investment income	39,998,768

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	17,829,526

Futures contracts	3,124,734

Options purchased	(9,188,600)

Options contracts written	1,050,000

Swap contracts	305,000

Net realized gain	13,120,660

Net change in unrealized appreciation (depreciation) on:

Investments	(23,496,372)

Futures contracts	(1,534,821)

Options purchased	(682,232)

Swap contracts	(846,204)

Net change in unrealized depreciation	(26,559,629)

Net realized and unrealized loss	(13,438,969)

Net increase in net assets resulting from operations	$26,559,799

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations

Net investment income	$39,998,768	$46,790,970

Net realized gain	13,120,660	25,429,134

Net change in unrealized appreciation (depreciation)	(26,559,629)	36,759,161

Net increase in net assets resulting from operations	26,559,799	108,979,265

Distributions to shareholders

Net investment income

Class 1	(41,457,525)	(31,813,638)

Class 2	(679,269)	(416,916)

Class 3	(4,577,192)	(3,341,455)

Net realized gains

Class 1	(3,203,886)	—

Class 2	(57,190)	—

Class 3	(369,502)	—

Total distributions to shareholders	(50,344,564)	(35,572,009)

Decrease in net assets from capital stock activity	(407,187,719)	(182,959,388)

Total decrease in net assets	(430,972,484)	(109,552,132)

Net assets at beginning of year	1,854,846,819	1,964,398,951

Net assets at end of year	$1,423,874,335	$1,854,846,819

Undistributed net investment income	$39,508,721	$45,868,506

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	3,757,464	40,122,695	17,155,199	179,184,642

Distributions reinvested	4,282,014	44,661,411	3,070,814	31,813,638

Redemptions	(43,958,276)	(468,493,534)	(34,024,899)	(355,149,492)

Net decrease	(35,918,798)	(383,709,428)	(13,798,886)	(144,151,212)

Class 2 shares

Subscriptions	587,915	6,191,219	283,273	2,958,874

Distributions reinvested	70,745	736,459	40,282	416,916

Redemptions	(691,487)	(7,287,681)	(496,290)	(5,165,198)

Net decrease	(32,827)	(360,003)	(172,735)	(1,789,408)

Class 3 shares

Subscriptions	255,123	2,681,737	416,297	4,363,870

Distributions reinvested	474,276	4,946,694	322,223	3,341,455

Redemptions	(2,894,053)	(30,746,719)	(4,289,218)	(44,724,093)

Net decrease	(2,164,654)	(23,118,288)	(3,550,698)	(37,018,768)

Total net decrease	(38,116,279)	(407,187,719)	(17,522,319)	(182,959,388)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.62	$10.22	$10.49	$10.43	$10.38

Income from investment operations:

Net investment income	0.26	0.26	0.20	0.10	0.10

Net realized and unrealized gain (loss)	(0.12)	0.34	(0.39)	0.08	0.06

Total from investment operations	0.14	0.60	(0.19)	0.18	0.16

Less distributions to shareholders:

Net investment income	(0.32)	(0.20)	(0.08)	(0.12)	(0.11)

Net realized gains	(0.02)	—	—	—	—

Total distributions to shareholders	(0.34)	(0.20)	(0.08)	(0.12)	(0.11)

Net asset value, end of period	$10.42	$10.62	$10.22	$10.49	$10.43

Total return	1.34%	5.92%	(1.83%)	1.69%	1.51%

Ratios to average net assets(a)

Total gross expenses	0.50%	0.49%	0.49%	0.50%	0.55%

Total net expenses(b)	0.50%	0.49%	0.49%	0.50%	0.55%

Net investment income	2.45%	2.48%	1.94%	0.92%	1.01%

Supplemental data

Net assets, end of period (in thousands)	$1,247,913	$1,652,306	$1,731,407	$1,243,687	$854,906

Portfolio turnover	356%	300%	433%	238%	92%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.59	$10.20	$10.46	$10.39	$10.36

Income from investment operations:

Net investment income	0.23	0.23	0.16	0.07	0.08

Net realized and unrealized gain (loss)	(0.10)	0.33	(0.37)	0.08	0.04

Total from investment operations	0.13	0.56	(0.21)	0.15	0.12

Less distributions to shareholders:

Net investment income	(0.30)	(0.17)	(0.05)	(0.08)	(0.09)

Net realized gains	(0.02)	—	—	—	—

Total distributions to shareholders	(0.32)	(0.17)	(0.05)	(0.08)	(0.09)

Net asset value, end of period	$10.40	$10.59	$10.20	$10.46	$10.39

Total return	1.19%	5.57%	(1.99%)	1.47%	1.21%

Ratios to average net assets(a)

Total gross expenses	0.75%	0.74%	0.74%	0.75%	0.76%

Total net expenses(b)	0.75%	0.74%	0.74%	0.75%	0.76%

Net investment income	2.20%	2.23%	1.59%	0.65%	0.81%

Supplemental data

Net assets, end of period (in thousands)	$24,470	$25,273	$26,089	$32,395	$33,867

Portfolio turnover	356%	300%	433%	238%	92%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 3	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.62	$10.22	$10.49	$10.42	$10.37

Income from investment operations:

Net investment income	0.25	0.25	0.18	0.08	0.09

Net realized and unrealized gain (loss)	(0.12)	0.34	(0.39)	0.09	0.05

Total from investment operations	0.13	0.59	(0.21)	0.17	0.14

Less distributions to shareholders:

Net investment income	(0.31)	(0.19)	(0.06)	(0.10)	(0.09)

Net realized gains	(0.02)	—	—	—	—

Total distributions to shareholders	(0.33)	(0.19)	(0.06)	(0.10)	(0.09)

Net asset value, end of period	$10.42	$10.62	$10.22	$10.49	$10.42

Total return	1.21%	5.78%	(1.96%)	1.62%	1.38%

Ratios to average net assets(a)

Total gross expenses	0.62%	0.62%	0.62%	0.63%	0.68%

Total net expenses(b)	0.62%	0.62%	0.62%	0.63%	0.68%

Net investment income	2.33%	2.35%	1.69%	0.78%	0.87%

Supplemental data

Net assets, end of period (in thousands)	$151,492	$177,268	$206,903	$304,109	$344,031

Portfolio turnover	356%	300%	433%	238%	92%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange (NYSE).

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COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

26	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to hedge interest rate risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the

Annual Report 2015	27

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended December 31, 2015 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at December 31, 2014	—	—
Opened	150,000,000	1,050,000
Expired	150,000,000	1,050,000

Balance at December 31, 2015	—	—

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to manage credit risk exposure, to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer to reduce overall credit exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a

28	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage interest rate market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. The Fund purchased or

Annual Report 2015	29

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

wrote interest rate swaption contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Investments, at value – Options purchased	4,564,041

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on swap contracts	258,179	*
Interest rate risk	Premiums paid on outstanding swap contracts	4,131
Total		4,826,351

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	654,710	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	1,104,383	*
Total		1,759,093

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(50,434)	(50,434)
Interest rate risk	3,124,734	1,050,000	(9,188,600)	355,434	(4,658,432)
Total	3,124,734	1,050,000	(9,188,600)	305,000	(4,708,866)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Interest rate risk	(1,534,821)	—	(682,232)	(846,204)	(3,063,257)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31 , 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	267,187,684
Futures contracts — Short	89,049,236
Credit default swap contracts — sell protection	1,750,000

30	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	4,634,923

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Interest rate swap contracts	64,545	(1,586,730)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations.

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COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2015:

	Barclays ($	)	Citi ($	)	JPMorgan ($	)	Morgan Stanley ($ )	Total ($	)
Assets
Options purchased puts	3,624,031		798,290		141,720		—	4,564,041
Liabilities
Centrally cleared interest rate swap contracts(a)	—		—		—		834,846	834,846
Total Financial and Derivative Net Assets	3,624,031		798,290		141,720		(834,846)	3,729,195
Total collateral received (pledged)(b)	3,624,031		782,000		141,720		(834,846)	3,712,905
Net Amount(c)	—		16,290		—		—	16,290

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(c)	Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition,

32	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.36% to 0.24% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.36% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $3,708.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their

Annual Report 2015	33

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 Through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	0.610%	0.610%	0.640%
Class 2	0.860	0.860	0.890
Class 3	0.735	0.735	0.765

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, derivative investments, tax straddles and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$355,433
Accumulated net realized gain	(355,433)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2015	2014
Ordinary income	$50,344,564	$35,572,009

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$47,317,986
Undistributed long-term capital gains	310,422
Net unrealized depreciation	(29,256,806)

34	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

At December 31, 2015, the cost of investments for federal income tax purposes was $1,856,656,808 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$6,928,981
Unrealized depreciation	(36,185,787)
Net unrealized depreciation	$(29,256,806)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $7,359,226,478 and $7,812,878,927, respectively, for the year ended December 31, 2015, of which $7,141,724,915 and $7,436,528,052, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

Affiliated shareholders of record owned 98.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and

Annual Report 2015	35

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings

36	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	37

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — U.S. Government Mortgage Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — U.S. Government Mortgage Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 17, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 18, 2016

38	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations

Capital Gain Dividend	$325,943

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015	39

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

40	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum

Bands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2015	41

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead

Outside Director, Digital Ally, Inc. (digital imaging) since

September 2005; Trustee, Marygrove College (Chair of

Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011

42	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family overseen by Board member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972- 2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182

Chairman of the Board,

Columbia Management

Investment Advisers,

LLC since May 2010;

Director, Columbia Management

Investment Distributors,

Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015	43

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service

Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

44	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – U.S. GOVERNMENT MORTGAGE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	45

Columbia Variable Portfolio – U.S. Government Mortgage Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6489 F (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Variable Portfolio — Income Opportunities Fund (the Fund) Class 3 shares returned -1.02% for the 12-month period that ended December 31, 2015.

■	The Fund outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) BB-B US Cash Pay High Yield Constrained Index, which returned -2.82% over the same time period.

■	In a difficult year for high-yield bonds, the Fund outperformed the benchmark based mainly on favorable security selection.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-1.00	5.78	6.73
Class 2*	05/03/10	-1.21	5.55	6.53
Class 3	06/01/04	-1.02	5.64	6.66
BofAML BB-B US Cash Pay High Yield Constrained Index		-2.82	5.24	6.43

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The BofAML BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high-yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high-yield market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian Lavin, CFA

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	0.0	(a)
Convertible Bonds	0.0	(a)
Corporate Bonds & Notes	94.3
Money Market Funds	4.0
Senior Loans	1.7
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Quality Breakdown (%) (at December 31, 2015)
BBB rating	4.1
BB rating	48.4
B rating	39.6
CCC rating	5.8
CC rating	0.4
Not rated	1.7
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

At December 31, 2015, approximately 50.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period ended December 31, 2015, Class 3 shares of the Fund returned -1.02%. The Fund outperformed its benchmark, the BofAML BB-B US Cash Pay High Yield Constrained Index, which returned -2.82% for the same time period. In a difficult year for high-yield bonds, the Fund outperformed the benchmark based mainly on favorable security selection.

High-Yield Market Faltered In 2015

High-yield bonds, in particular lower quality issues, underperformed other fixed-income sectors during the 12 months ended December 31, 2015. Total returns by rating category for the year were -1.17%, -4.82% and -15.65% for BB, B and CCC issuers, respectively. High-yield market returns for the first five months of 2015 were very positive as the price of crude oil stabilized, the European Central Bank took aggressive easing actions in order to lift the Continent’s struggling economy, and the high-yield market received significant inflows from investors. However, returns for the high-yield sector were negative during six of the next seven months of 2015. High-yield market declines were driven by global growth concerns, conflicted U.S. Federal Reserve (Fed) messaging surrounding the timing of its first rate hike in seven years (which eventually took place on December 16), plunging commodity prices and significant outflows from the high-yield sector.

Within the high-yield universe, commodity-related sectors saw the largest declines during 2015. The return for the energy and metals and mining portion of the benchmark was -23.8%, while non-commodity-related industries returned -0.27%. Negative returns were not entirely relegated to the commodity sector, however, as nine of the benchmark’s 18 industries posted declines. Other industries with notable declines included utilities, telecommunications and transportation. The consumer goods, real estate, banking and leisure industries provided the strongest returns for the year. Lastly, the default rate for the high-yield debt market remained low despite increased credit distress within the energy and metals and mining segments.

Contributors and Detractors

During the period, security selection contributed most of the Fund’s outperformance of the benchmark. Industry allocation, while positive, was a less meaningful contributor. Underweight allocations to metals/mining excluding steel, oil field equipment and services, and steel producers/products added to relative return. And while an overweight allocation to energy-exploration and production (E&P) detracted from returns, strong security selection there led to outperformance within the energy E&P industry. An underweight in banking detracted from performance. Security

4	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

selection was strong in telecom-wireless, support-services and software/services. Strong security selection in these sectors was partially offset by weaker selection in electric-generation, tech hardware and equipment and cable and satellite TV. The Fund’s rating allocations during the year did not contribute meaningfully to performance.

Duration is regularly monitored by the Fund’s managers in order to ensure that it is in line with the benchmark. However, there is limited opportunity to manage duration in high-yield investing, as new issues are typically 10 years or less in maturity. For 2015, the impact of the Fund’s duration on performance was negligible. The portfolio maintains a duration hedging program initiated during the first quarter of 2013. For 2015, the hedging program had a neutral impact on performance.

Portfolio Adjustments

During its most recent fiscal year, the Fund increased its allocations to financial services and media. Within energy, the Fund added to holdings in the gas distribution (midstream) sector. The Fund also extended its media overweight during the year with additions concentrated in the cable and satellite TV and media-diversified sectors. In contrast, holdings in the services, capital goods, leisure and automotive sectors were reduced. Within services, the Fund reduced holdings in the support-services and environment industries. Additionally, the Fund’s underweight in capital goods was increased, largely through reductions in machinery positions. An overweight to the leisure sector was reduced, largely due to a reduction in the Fund’s gaming and hotel positions. Lastly, an underweight to the automotive sector was increased through reductions in the auto parts and equipment area.

The Fund’s rating allocation was largely unchanged over 2015. The Fund’s holdings yielded considerably less than benchmark holdings, indicating that the Fund is taking less risk overall vs. the benchmark.

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	964.20	1,021.53	3.61	3.72	0.73
Class 2	1,000.00	1,000.00	961.60	1,020.27	4.85	4.99	0.98
Class 3	1,000.00	1,000.00	963.10	1,020.92	4.21	4.33	0.85

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 92.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.9%
ADS Tactical, Inc.(a)
04/01/18	11.000%	1,289,000	1,306,724

Huntington Ingalls Industries, Inc.(a)
12/15/21	5.000%	1,218,000	1,240,838

TransDigm, Inc.
07/15/22	6.000%	3,125,000	3,054,687

Total			5,602,249

AUTOMOTIVE 0.2%
Lear Corp. Escrow Bond(b)(c)(d)
12/01/16	8.750%	595,000	—

ZF North America Capital, Inc.(a)
04/29/22	4.500%	1,068,000	1,043,970

Total			1,043,970

BANKING 3.1%
Ally Financial, Inc.
02/13/22	4.125%	2,669,000	2,642,310
05/19/22	4.625%	2,332,000	2,343,660
03/30/25	4.625%	1,233,000	1,217,587
11/01/31	8.000%	1,536,000	1,774,080
Subordinated
11/20/25	5.750%	744,000	753,300

Popular, Inc.
07/01/19	7.000%	1,279,000	1,195,865

Royal Bank of Scotland Group PLC
Subordinated
05/28/24	5.125%	4,858,000	4,921,907

Synovus Financial Corp.
02/15/19	7.875%	3,157,000	3,488,485

Total			18,337,194

BROKERAGE/ASSET MANAGERS/EXCHANGES 0.6%
E*TRADE Financial Corp.
11/15/22	5.375%	1,480,000	1,550,300
09/15/23	4.625%	2,072,000	2,105,670

Total			3,655,970

BUILDING MATERIALS 1.3%
Allegion PLC
09/15/23	5.875%	1,087,000	1,108,740

Allegion US Holding Co., Inc.
10/01/21	5.750%	1,145,000	1,159,313

American Builders & Contractors Supply Co., Inc.(a)
04/15/21	5.625%	3,182,000	3,217,797
12/15/23	5.750%	748,000	753,610

Beacon Roofing Supply, Inc.(a)
10/01/23	6.375%	592,000	603,100

HD Supply, Inc.(a)
12/15/21	5.250%	1,133,000	1,155,660

Total			7,998,220

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CABLE AND SATELLITE 8.3%
Altice US Finance I Corp.(a)
07/15/23	5.375%	5,199,000	5,211,998

CCO Holdings LLC/Capital Corp.
09/30/22	5.250%	1,834,000	1,852,340
01/15/24	5.750%	2,200,000	2,260,500

CCO Holdings LLC/Capital Corp.(a)
05/01/25	5.375%	2,218,000	2,206,910

CCOH Safari LLC(a)
02/15/26	5.750%	1,298,000	1,301,245

Cable One, Inc.(a)
06/15/22	5.750%	718,000	714,410

DISH DBS Corp.
06/01/21	6.750%	2,756,000	2,776,670
07/15/22	5.875%	3,130,000	2,918,725
11/15/24	5.875%	1,905,000	1,695,450

DigitalGlobe, Inc.(a)
02/01/21	5.250%	1,810,000	1,520,400

Hughes Satellite Systems Corp.
06/15/19	6.500%	1,640,000	1,767,100

Intelsat Jackson Holdings SA
04/01/21	7.500%	3,540,000	3,079,800

Neptune Finco Corp.(a)
01/15/23	10.125%	543,000	566,078
10/15/25	6.625%	6,534,000	6,779,025
10/15/25	10.875%	1,646,000	1,724,185

Quebecor Media, Inc.(a)(b)(d)
01/15/49	9.750%	1,855,000	41,181

Sirius XM Radio, Inc.(a)
04/15/25	5.375%	1,271,000	1,275,766

UPCB Finance IV Ltd.(a)
01/15/25	5.375%	3,270,000	3,081,975

Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/25	5.000%	3,255,000	3,108,525

Virgin Media Secured Finance PLC(a)
01/15/26	5.250%	5,501,000	5,349,722

Total			49,232,005

CHEMICALS 4.2%
Angus Chemical Co.(a)
02/15/23	8.750%	2,224,000	2,146,160

Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(a)
05/01/21	7.375%	2,285,000	2,399,250

Celanese U.S. Holdings LLC
06/15/21	5.875%	1,268,000	1,337,740

Chemours Co. LLC (The)(a)
05/15/23	6.625%	2,280,000	1,596,000
05/15/25	7.000%	2,097,000	1,431,202

Huntsman International LLC(a)
11/15/22	5.125%	1,669,000	1,502,100

INEOS Group Holdings SA(a)
02/15/19	5.875%	1,586,000	1,538,420

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NOVA Chemicals Corp.(a)
05/01/25	5.000%	3,344,000	3,226,960

PQ Corp.(a)
11/01/18	8.750%	8,566,000	8,292,745

Platform Specialty Products Corp.(a)
05/01/21	10.375%	767,000	765,083
02/01/22	6.500%	887,000	767,255

Total			25,002,915

CONSTRUCTION MACHINERY 0.2%
United Rentals North America, Inc.
04/15/22	7.625%	1,256,000	1,342,287

CONSUMER CYCLICAL SERVICES 2.0%
ADT Corp. (The)
07/15/22	3.500%	683,000	611,285
06/15/23	4.125%	1,680,000	1,570,800

APX Group, Inc.
12/01/19	6.375%	6,704,000	6,419,080

IHS, Inc.
11/01/22	5.000%	899,000	910,238

Interval Acquisition Corp.(a)
04/15/23	5.625%	2,251,000	2,234,117

Total			11,745,520

CONSUMER PRODUCTS 1.3%
Scotts Miracle-Gro Co. (The)(a)
10/15/23	6.000%	1,399,000	1,458,458

Spectrum Brands, Inc.
11/15/22	6.625%	899,000	948,445

Spectrum Brands, Inc.(a)
07/15/25	5.750%	1,269,000	1,300,725

Springs Industries, Inc.
06/01/21	6.250%	1,434,000	1,421,453

Tempur Sealy International, Inc.
12/15/20	6.875%	1,425,000	1,492,687

Tempur Sealy International, Inc.(a)
10/15/23	5.625%	990,000	999,900

Total			7,621,668

DIVERSIFIED MANUFACTURING 0.8%
Amsted Industries, Inc.(a)
09/15/24	5.375%	1,799,000	1,763,020

Entegris, Inc.(a)
04/01/22	6.000%	2,928,000	2,964,600

Total			4,727,620

ELECTRIC 1.8%
AES Corp. (The)
07/01/21	7.375%	2,579,000	2,630,580

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calpine Corp.(a)
01/15/22	6.000%	922,000	947,355

NRG Energy, Inc.
07/15/22	6.250%	3,538,000	3,014,376
05/01/24	6.250%	413,000	347,003

NRG Yield Operating LLC
08/15/24	5.375%	3,178,000	2,633,767

Talen Energy Supply LLC(a)
06/01/25	6.500%	1,479,000	976,140

Total			10,549,221

FINANCE COMPANIES 5.5%
AerCap Ireland Capital Ltd./Global Aviation Trust
10/30/20	4.625%	1,126,000	1,152,743
05/15/21	4.500%	3,491,000	3,547,729

Aircastle Ltd.
02/15/22	5.500%	775,000	794,375

International Lease Finance Corp.
12/15/20	8.250%	1,761,000	2,082,382
01/15/22	8.625%	2,381,000	2,881,010

Navient Corp.
03/25/24	6.125%	3,417,000	2,784,855
10/25/24	5.875%	5,070,000	4,056,000

OneMain Financial Holdings, Inc.(a)
12/15/19	6.750%	1,959,000	1,985,936
12/15/21	7.250%	1,763,000	1,767,408

Provident Funding Associates LP/Finance Corp.(a)
06/15/21	6.750%	4,005,000	3,874,837

Quicken Loans, Inc.(a)
05/01/25	5.750%	2,286,000	2,177,415

Springleaf Finance Corp.
10/01/21	7.750%	1,722,000	1,696,170
10/01/23	8.250%	1,352,000	1,362,140

iStar, Inc.
07/01/19	5.000%	2,668,000	2,591,295

Total			32,754,295

FOOD AND BEVERAGE 1.8%
Aramark Services, Inc.(a)
01/15/24	5.125%	686,000	698,863

B&G Foods, Inc.
06/01/21	4.625%	965,000	955,350

Constellation Brands, Inc.
05/01/23	4.250%	1,351,000	1,351,000
11/15/24	4.750%	1,509,000	1,539,180
12/01/25	4.750%	259,000	263,856

Post Holdings, Inc.(a)
12/15/22	6.000%	699,000	685,020
03/15/24	7.750%	2,033,000	2,129,567

WhiteWave Foods Co. (The)
10/01/22	5.375%	2,934,000	3,102,705

Total			10,725,541

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GAMING 3.6%
Boyd Gaming Corp.
05/15/23	6.875%	824,000	846,660

International Game Technology PLC(a)
02/15/22	6.250%	1,784,000	1,668,040
02/15/25	6.500%	1,373,000	1,204,808

MGM Resorts International
10/01/20	6.750%	2,562,000	2,632,455
12/15/21	6.625%	2,434,000	2,491,807

Penn National Gaming, Inc.
11/01/21	5.875%	849,000	823,530

Pinnacle Entertainment, Inc.
08/01/21	6.375%	1,489,000	1,565,311

Scientific Games International, Inc.
12/01/22	10.000%	1,446,000	1,026,660

Scientific Games International, Inc.(a)
01/01/22	7.000%	4,399,000	4,201,045

Seminole Tribe of Florida, Inc.(a)
10/01/20	7.804%	1,155,000	1,223,561

SugarHouse HSP Gaming LP/Finance Corp.(a)
06/01/21	6.375%	1,472,000	1,368,960

Tunica-Biloxi Gaming Authority(a)(e)
05/15/16	0.000%	4,284,000	2,184,840

Total			21,237,677

HEALTH CARE 6.5%
CHS/Community Health Systems, Inc.
08/01/21	5.125%	838,000	833,810
02/01/22	6.875%	3,610,000	3,424,987

ConvaTec Finance International SA
Junior Subordinated PIK(a)
01/15/19	8.250%	1,012,000	941,160

Fresenius Medical Care U.S. Finance II, Inc.(a)
01/31/22	5.875%	1,060,000	1,134,200
10/15/24	4.750%	2,295,000	2,237,625

HCA, Inc.
05/01/23	4.750%	2,346,000	2,322,540
02/01/25	5.375%	2,832,000	2,796,600
04/15/25	5.250%	3,269,000	3,293,517
02/15/26	5.875%	4,495,000	4,511,856

HealthSouth Corp.(a)
11/01/24	5.750%	590,000	562,713
09/15/25	5.750%	350,000	325,500

Hologic, Inc.(a)
07/15/22	5.250%	1,124,000	1,146,480

LifePoint Health, Inc.
12/01/21	5.500%	5,060,000	5,148,550

MEDNAX, Inc.(a)
12/01/23	5.250%	926,000	930,630

Molina Healthcare, Inc.(a)
11/15/22	5.375%	3,086,000	3,086,000

Surgical Care Affiliates, Inc.(a)
04/01/23	6.000%	143,000	139,425

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp.
06/01/20	4.750%	1,869,000	1,878,345
10/01/20	6.000%	1,604,000	1,688,210
04/01/22	8.125%	2,059,000	2,053,853

Total			38,456,001

HEALTHCARE INSURANCE 0.4%
Centene Corp.
05/15/22	4.750%	2,837,000	2,744,798

HOME CONSTRUCTION 0.8%
CalAtlantic Group, Inc.
11/15/24	5.875%	966,000	1,009,470

Meritage Homes Corp.
04/01/22	7.000%	2,046,000	2,143,185

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/23	5.875%	1,591,000	1,567,135

Total			4,719,790

INDEPENDENT ENERGY 6.0%
Antero Resources Corp.
12/01/22	5.125%	1,539,000	1,169,640

Antero Resources Corp.(a)
06/01/23	5.625%	2,821,000	2,200,380

Carrizo Oil & Gas, Inc.
04/15/23	6.250%	3,498,000	2,833,380

Concho Resources, Inc.
04/01/23	5.500%	6,093,000	5,636,025

CrownRock LP/Finance, Inc.(a)
04/15/21	7.125%	276,000	258,750
02/15/23	7.750%	2,921,000	2,745,740

Diamondback Energy, Inc.
10/01/21	7.625%	785,000	792,850

Laredo Petroleum, Inc.
03/15/23	6.250%	6,974,000	6,067,380

Oasis Petroleum, Inc.
11/01/21	6.500%	971,000	643,287
03/15/22	6.875%	3,272,000	2,094,080

Parsley Energy LLC/Finance Corp.(a)
02/15/22	7.500%	4,224,000	4,033,920

RSP Permian, Inc.
10/01/22	6.625%	1,884,000	1,733,280

RSP Permian, Inc.(a)
10/01/22	6.625%	370,000	338,550

SM Energy Co.
11/15/22	6.125%	1,220,000	896,700
06/01/25	5.625%	414,000	273,240

Whiting Petroleum Corp.
03/15/21	5.750%	3,382,000	2,465,478
04/01/23	6.250%	2,062,000	1,484,640

Total			35,667,320

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LODGING 0.8%
Hilton Worldwide Finance LLC/Corp.
10/15/21	5.625%	1,559,000	1,615,514

Playa Resorts Holding BV(a)
08/15/20	8.000%	3,003,000	3,048,045

Total			4,663,559

MEDIA AND ENTERTAINMENT 6.9%
AMC Networks, Inc.
12/15/22	4.750%	3,172,000	3,172,000

Activision Blizzard, Inc.(a)
09/15/21	5.625%	3,678,000	3,852,705
09/15/23	6.125%	1,472,000	1,560,320

Clear Channel Worldwide Holdings, Inc.
11/15/22	6.500%	7,010,000	6,834,750

MDC Partners, Inc.(a)
04/01/20	6.750%	3,410,000	3,512,300

Netflix, Inc.
03/01/24	5.750%	953,000	979,208

Netflix, Inc.(a)
02/15/22	5.500%	1,129,000	1,157,225
02/15/25	5.875%	3,592,000	3,681,800

Nielsen Finance Co. SARL (The)(a)
10/01/21	5.500%	1,839,000	1,889,572

Outfront Media Capital LLC/Corp.
02/15/22	5.250%	598,000	612,203
02/15/24	5.625%	588,000	605,640
03/15/25	5.875%	4,177,000	4,239,655

Outfront Media Capital LLC/Corp.(a)
02/15/24	5.625%	397,000	406,925

TEGNA, Inc.(a)
09/15/21	4.875%	1,058,000	1,060,645

Univision Communications, Inc.(a)
05/15/23	5.125%	2,037,000	1,960,612
02/15/25	5.125%	6,137,000	5,830,150

Ziff Davis Media, Inc.(b)(c)(d)(e)
12/15/13	0.000%	68,749	—

Total			41,355,710

METALS 0.4%
ArcelorMittal(f)
03/01/21	6.500%	3,212,000	2,585,307

MIDSTREAM 6.4%
Blue Racer Midstream LLC/Finance Corp.(a)
11/15/22	6.125%	3,376,000	2,329,440

Crestwood Midstream Partners LP/Finance Corp.(a)
04/01/23	6.250%	1,837,000	1,281,308

Energy Transfer Equity LP
01/15/24	5.875%	1,826,000	1,488,190
06/01/27	5.500%	4,973,000	3,779,480

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hiland Partners LP/Finance Corp.(a)
05/15/22	5.500%	2,877,000	2,740,342

Kinder Morgan, Inc.
06/01/25	4.300%	2,465,000	2,129,777

MPLX LP(a)
07/15/23	4.500%	1,896,000	1,696,351
12/01/24	4.875%	6,020,000	5,402,950
06/01/25	4.875%	660,000	590,700

Northwest Pipeline LLC
12/01/25	7.125%	150,000	142,799

Regency Energy Partners LP/Finance Corp.
10/01/22	5.000%	2,513,000	2,226,209

Rose Rock Midstream LP/Finance Corp.(a)
11/15/23	5.625%	1,618,000	1,148,780

Sabine Pass Liquefaction LLC(a)
03/01/25	5.625%	5,020,000	4,248,175

Targa Resources Partners LP/Finance Corp.
05/01/23	5.250%	155,000	125,550
11/15/23	4.250%	5,345,000	4,115,650

Targa Resources Partners LP/Finance Corp.(a)
03/15/24	6.750%	2,016,000	1,718,640

Tesoro Logistics LP/Finance Corp.(a)
10/15/22	6.250%	3,254,000	3,083,165

Total			38,247,506

OTHER FINANCIAL INSTITUTIONS 0.1%
FTI Consulting, Inc.
11/15/22	6.000%	428,000	448,330

OTHER INDUSTRY 0.4%
CB Richard Ellis Services, Inc.
03/15/25	5.250%	2,166,000	2,194,002

OTHER REIT —%
CyrusOne LP/Finance Corp.
11/15/22	6.375%	230,000	236,900

PACKAGING 1.6%
Ball Corp.
12/15/20	4.375%	1,228,000	1,246,420

Berry Plastics Corp.
07/15/23	5.125%	3,160,000	3,073,100

Berry Plastics Corp.(a)
10/15/22	6.000%	812,000	827,225

Owens-Brockway Glass Container, Inc.(a)
08/15/23	5.875%	442,000	448,630
08/15/25	6.375%	732,000	752,130

Plastipak Holdings, Inc.(a)
10/01/21	6.500%	1,909,000	1,842,185

Reynolds Group Issuer, Inc./LLC
02/15/21	6.875%	1,600,000	1,648,000

Total			9,837,690

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PHARMACEUTICALS 4.3%
Endo Finance LLC/Finco, Inc.(a)
02/01/25	6.000%	2,187,000	2,154,195

Endo Finance LLC/Ltd./Finco, Inc.(a)
07/15/23	6.000%	2,843,000	2,828,785

Grifols Worldwide Operations Ltd.
04/01/22	5.250%	1,429,000	1,436,145

Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/23	6.375%	2,707,000	2,639,325

Mallinckrodt International Finance SA/CB LLC(a)
10/15/23	5.625%	2,084,000	1,979,800
04/15/25	5.500%	965,000	887,800

Quintiles Transnational Corp.(a)
05/15/23	4.875%	1,104,000	1,109,520

Valeant Pharmaceuticals International, Inc.(a)
07/15/21	7.500%	1,146,000	1,143,135
12/01/21	5.625%	2,075,000	1,919,375
03/01/23	5.500%	1,300,000	1,144,000
05/15/23	5.875%	5,115,000	4,565,137
04/15/25	6.125%	4,110,000	3,668,175

Total			25,475,392

PROPERTY & CASUALTY —%
Lumbermens Mutual Casualty Co.(a)(e)
12/01/97	0.000%	30,000	3

Lumbermens Mutual Casualty Co.(e) Subordinated
07/01/26	0.000%	645,000	65

Total			68

RAILROADS 0.2%
Florida East Coast Holdings Corp.(a)
05/01/19	6.750%	1,263,000	1,155,645

RESTAURANTS 0.4%
BC ULC/New Red Finance, Inc.(a)
01/15/22	4.625%	2,202,000	2,207,505

RETAILERS 1.7%
Asbury Automotive Group, Inc.
12/15/24	6.000%	1,607,000	1,663,245

Asbury Automotive Group, Inc.(a)
12/15/24	6.000%	587,000	606,077

Group 1 Automotive, Inc.
06/01/22	5.000%	1,268,000	1,255,320

Group 1 Automotive, Inc.(a)
12/15/23	5.250%	375,000	371,250

Penske Automotive Group, Inc.
12/01/24	5.375%	1,698,000	1,714,980

Rite Aid Corp.(a)
04/01/23	6.125%	3,799,000	3,931,965

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sally Holdings LLC/Capital, Inc.
12/01/25	5.625%	456,000	460,560

Total			10,003,397

TECHNOLOGY 7.2%
Alliance Data Systems Corp.(a)
08/01/22	5.375%	5,326,000	5,073,015

Ancestry.com, Inc. Junior Subordinated
12/15/20	11.000%	3,096,000	3,304,980

Audatex North America, Inc.(a)
11/01/23	6.125%	3,428,000	3,449,425

Equinix, Inc.
04/01/23	5.375%	4,145,000	4,227,900
01/15/26	5.875%	913,000	940,390

First Data Corp.(a)
08/15/23	5.375%	1,892,000	1,901,460
01/15/24	5.750%	9,764,000	9,617,540

IMS Health, Inc.(a)
11/01/20	6.000%	819,000	843,570

Infor US, Inc.(a)
08/15/20	5.750%	367,000	369,753

MSCI, Inc.(a)
11/15/24	5.250%	2,957,000	3,001,355
08/15/25	5.750%	233,000	238,825

NCR Corp.
12/15/21	5.875%	897,000	883,545
12/15/23	6.375%	305,000	300,425

Qualitytech LP/Finance Corp.
08/01/22	5.875%	2,881,000	2,938,620

Sensata Technologies UK Financing Co. PLC(a)
02/15/26	6.250%	1,043,000	1,084,720

VeriSign, Inc.
05/01/23	4.625%	1,281,000	1,240,328
04/01/25	5.250%	1,562,000	1,569,810

Zebra Technologies Corp.
10/15/22	7.250%	1,868,000	1,952,060

Total			42,937,721

WIRELESS 8.0%
Crown Castle International Corp.
01/15/23	5.250%	4,284,000	4,503,555

Numericable-SFR(a)
05/15/22	6.000%	4,922,000	4,774,340
05/15/24	6.250%	414,000	399,510

SBA Communications Corp
07/15/22	4.875%	2,002,000	1,971,970

SBA Telecommunications, Inc.
07/15/20	5.750%	1,154,000	1,200,160

Sprint Communications, Inc.(a)
11/15/18	9.000%	4,986,000	5,247,765
03/01/20	7.000%	6,194,000	6,209,485

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Corp.
09/15/23	7.875%	3,688,000	2,769,688

T-Mobile USA, Inc.
04/28/22	6.731%	1,652,000	1,722,210
03/01/23	6.000%	2,033,000	2,058,412
04/01/23	6.625%	3,346,000	3,412,920
01/15/24	6.500%	592,000	603,840
03/01/25	6.375%	456,000	460,560
01/15/26	6.500%	3,159,000	3,188,979

Wind Acquisition Finance SA(a)
07/15/20	4.750%	4,307,000	4,263,930
04/23/21	7.375%	5,020,000	4,743,900

Total			47,531,224

WIRELINES 5.1%
CenturyLink, Inc.
06/15/21	6.450%	5,326,000	5,192,850

Frontier Communications Corp.
07/01/21	9.250%	4,414,000	4,336,755

Frontier Communications Corp.(a)
09/15/20	8.875%	548,000	554,850
09/15/22	10.500%	1,515,000	1,509,319
09/15/25	11.000%	2,972,000	2,942,280

Level 3 Communications, Inc.
12/01/22	5.750%	1,817,000	1,857,883

Level 3 Financing, Inc.
08/15/22	5.375%	3,747,000	3,803,205

Level 3 Financing, Inc.(a)
01/15/24	5.375%	689,000	692,445

Telecom Italia SpA(a)
05/30/24	5.303%	4,077,000	4,026,037

Windstream Services LLC
10/15/20	7.750%	2,211,000	1,862,767

Zayo Group LLC/Capital, Inc.
05/15/25	6.375%	3,723,000	3,462,390

Total			30,240,781

Total Corporate Bonds & Notes (Cost: $580,863,458)			552,284,998

Convertible Bonds —%
WIRELINES —%
At Home Corp.(b)(c)(d)(e)
06/12/15	0.000%	296,350	—

Total Convertible Bonds (Cost: $—)			—

Senior Loans 1.6%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
PHARMACEUTICALS 0.5%
Concordia Healthcare Corp. Term Loan(f)(g)
10/21/21	5.250%	3,059,000	2,930,920

RETAILERS 0.4%
Rite Aid Corp. Tranche 1 2nd Lien Term Loan(f)(g)
08/21/20	5.750%	2,276,000	2,277,138

TECHNOLOGY 0.7%
Microsemi Corp. Tranche B Term Loan(f)(g)(h)
01/17/23	5.250%	2,033,000	1,993,357

Riverbed Technology, Inc. Term Loan(f)(g)
04/25/22	6.000%	2,509,618	2,494,836

Total			4,488,193

Total Senior Loans (Cost: $9,740,289)			9,696,251

Common Stocks —%
Issuer		Shares	Value ($)
CONSUMER DISCRETIONARY —%
Auto Components —%
Lear Corp.		493	60,555

Media —%
Haights Cross Communications, Inc.(b)(c)(d)(i)		27,056	—

Loral Space & Communications, Inc.(i)		6	244

Ziff Davis Holdings, Inc.(b)(d)(i)		553	6

Total			250

Total Consumer Discretionary			60,805

INDUSTRIALS —%
Commercial Services & Supplies —%
Quad/Graphics, Inc.		993	9,235

Total Industrials			9,235

UTILITIES —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(b)(c)(d)(i)		6,049,000	—

Total Utilities			—

Total Common Stocks (Cost: $308,127)			70,040

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Warrants —%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY —%
Media —%
ION Media Networks, Inc.(b)(c)(d)(i)	123	—

Total		—

Total Consumer Discretionary		—

Total Warrants
(Cost: $316,604)		—

Money Market Funds 4.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(j)(k)	23,664,081	23,664,081

Total Money Market Funds
(Cost: $23,664,081)		23,664,081

Total Investments
(Cost: $614,892,559)		585,715,370

Other Assets & Liabilities, Net		9,225,681

Net Assets		594,941,051

At December 31, 2015, cash totaling $1,177,280 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE (CBT)	(192)	USD	(24,174,000)	03/2016	54,181	—

Credit Default Swap Contracts Outstanding at December 31, 2015

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	Markit CDX North America High Yield Index, Series 25 Version 1	12/20/2020	5.000	4.760%	15,000,000	169,264	22,917	192,181	—

*	Centrally cleared swap contract

**	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes to Portfolio of Investments

(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2015, the value of these securities amounted to $274,656,653 or 46.17% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments (continued)

(b)	Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at December 31, 2015 was $41,187, which represents less than 0.01% of net assets. Information concerning such security holdings at December 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
At Home Corp. 06/12/15 0.000%	07/26/2005	—

Calpine Corp. Escrow	09/29/2011	—

Haights Cross Communications, Inc.	01/15/2004 - 02/03/2006	307,972

ION Media Networks, Inc.	12/19/2005 - 04/14/2009	316,604

Lear Corp. Escrow Bond 12/01/16 8.750%	11/20/2006 - 07/24/2008	—

Quebecor Media, Inc. 01/15/49 9.750%	01/17/2007 - 07/24/2008	24,299

Ziff Davis Holdings, Inc.	07/1/2008	6

Ziff Davis Media, Inc. 12/15/13 0.000%	07/01/2008 - 04/15/2011	53,372

(c)	Negligible market value.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2015, the value of these securities amounted to $41,187, which represents less than 0.01% of net assets.

(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2015, the value of these securities amounted to $2,184,908, which represents 0.37% of net assets.

(f)	Variable rate security.

(g)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(h)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(i)	Non-income producing investment.

(j)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	21,375,604	657,461,082	(655,172,605)	23,664,081	51,964	23,664,081

Abbreviation Legend

PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments

Corporate Bonds & Notes	—	552,243,817	41,181		552,284,998

Convertible Bonds	—	—	0	(a)	0	(a)

Senior Loans	—	9,696,251	—		9,696,251

Common Stocks

Consumer Discretionary	60,799	—	6		60,805

Industrials	9,235	—	—		9,235

Utilities	—	—	0	(a)	0	(a)

Total Common Stocks	70,034	—	6		70,040

Warrants

Consumer Discretionary	—	—	0	(a)	0	(a)

Money Market Funds	—	23,664,081	—		23,664,081

Total Investments	70,034	585,604,149	41,187		585,715,370

Derivatives

Assets

Futures Contracts	54,181	—	—		54,181

Swap Contracts	—	192,181	—		192,181

Total	124,215	585,796,330	41,187		585,961,732

(a)	Rounds to zero.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	21,375,604	21,375,604	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds, common stocks and warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.

Certain corporate bonds, common and preferred stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, single market quotations from broker dealers, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $591,228,478)	$562,051,289

Affiliated issuers (identified cost $23,664,081)	23,664,081

Total investments (identified cost $614,892,559)	585,715,370

Cash	1,278,197

Margin deposits	1,177,280

Receivable for:

Investments sold	504,910

Capital shares sold	307,065

Dividends	5,073

Interest	8,983,588

Foreign tax reclaims	18,578

Expense reimbursement due from Investment Manager	25,158

Prepaid expenses	3,067

Trustees’ deferred compensation plan	141

Total assets	598,018,427

Liabilities

Payable for:

Investments purchased on a delayed delivery basis	1,972,010

Capital shares purchased	382,979

Variation margin	70,490

Investment management fees	295,081

Distribution and/or service fees	40,459

Transfer agent fees	30,502

Administration fees	35,167

Compensation of board members	161,713

Other expenses	88,834

Trustees’ deferred compensation plan	141

Total liabilities	3,077,376

Net assets applicable to outstanding capital stock	$594,941,051

Represented by

Paid-in capital	$568,334,034

Undistributed net investment income	38,998,996

Accumulated net realized gain	16,538,848

Unrealized appreciation (depreciation) on:

Investments	(29,177,189)

Futures contracts	54,181

Swap contracts	192,181

Total — representing net assets applicable to outstanding capital stock	$594,941,051

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

Class 1

Net assets	$328,741,019

Shares outstanding	40,761,138

Net asset value per share	$8.07

Class 2

Net assets	$111,563,406

Shares outstanding	13,904,150

Net asset value per share	$8.02

Class 3

Net assets	$154,636,626

Shares outstanding	19,099,864

Net asset value per share	$8.10

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$1,685

Dividends — affiliated issuers	51,964

Interest	46,001,093

Total income	46,054,742

Expenses:

Investment management fees	4,743,338

Distribution and/or service fees

Class 2	309,700

Class 3	219,561

Transfer agent fees

Class 1	315,157

Class 2	74,327

Class 3	105,385

Administration fees	558,279

Compensation of board members	21,778

Custodian fees	19,020

Printing and postage fees	140,712

Audit fees	28,910

Legal fees	11,290

Other	21,586

Total expenses	6,569,043

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(63,321)

Total net expenses	6,505,722

Net investment income	39,549,020

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	16,537,226

Futures contracts	(271,202)

Swap contracts	(55,839)

Net realized gain	16,210,185

Net change in unrealized appreciation (depreciation) on:

Investments	(43,204,304)

Futures contracts	143,062

Swap contracts	192,181

Net change in unrealized depreciation	(42,869,061)

Net realized and unrealized loss	(26,658,876)

Net increase in net assets resulting from operations	$12,890,144

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31, 2015	Year ended December 31, 2014
Operations

Net investment income	$39,549,020	$59,146,405

Net realized gain	16,210,185	12,659,796

Net change in unrealized depreciation	(42,869,061)	(27,005,987)

Net increase in net assets resulting from operations	12,890,144	44,800,214

Distributions to shareholders

Net investment income

Class 1	(32,077,794)	—

Class 2	(11,331,960)	—

Class 3	(15,985,731)	—

Net realized gains

Class 1	(3,074,059)	—

Class 2	(1,108,263)	—

Class 3	(1,553,330)	—

Total distributions to shareholders	(65,131,137)	—

Decrease in net assets from capital stock activity	(510,966,562)	(50,403,925)

Total decrease in net assets	(563,207,555)	(5,603,711)

Net assets at beginning of year	1,158,148,606	1,163,752,317

Net assets at end of year	$594,941,051	$1,158,148,606

Undistributed net investment income	$38,998,996	$58,845,461

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	5,951,499	54,892,208	16,200,607	145,986,107

Distributions reinvested	4,199,743	35,151,853	—	—

Redemptions	(62,502,232)	(584,583,930)	(15,860,952)	(142,821,354)

Net increase (decrease)	(52,350,990)	(494,539,869)	339,655	3,164,753

Class 2 shares

Subscriptions	345,855	3,045,122	464,738	4,183,522

Distributions reinvested	1,491,633	12,440,223	—	—

Redemptions	(2,184,700)	(18,811,155)	(2,320,122)	(20,814,089)

Net decrease	(347,212)	(3,325,810)	(1,855,384)	(16,630,567)

Class 3 shares

Subscriptions	182,188	1,631,917	251,090	2,289,787

Distributions reinvested	2,085,501	17,539,061	—	—

Redemptions	(3,695,289)	(32,271,861)	(4,340,106)	(39,227,898)

Net decrease	(1,427,600)	(13,100,883)	(4,089,016)	(36,938,111)

Total net decrease	(54,125,802)	(510,966,562)	(5,604,745)	(50,403,925)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$9.06	$8.71	$10.51	$10.02	$10.69

Income from investment operations:

Net investment income	0.43	0.45	0.52	0.64	0.70

Net realized and unrealized gain (loss)	(0.49)	(0.10)	(0.06)	0.78	(0.04)

Total from investment operations	(0.06)	0.35	0.46	1.42	0.66

Less distributions to shareholders:

Net investment income	(0.85)	—	(1.38)	(0.71)	(1.03)

Net realized gains	(0.08)	—	(0.59)	(0.22)	(0.30)

Tax return of capital	—	—	(0.29)	—	—

Total distributions to shareholders	(0.93)	—	(2.26)	(0.93)	(1.33)

Net asset value, end of period	$8.07	$9.06	$8.71	$10.51	$10.02

Total return	(1.00%)	4.02%	5.09%	14.97%	6.42%

Ratios to average net assets(a)

Total gross expenses	0.73%	0.71%	0.72%	0.71%	0.72%

Total net expenses(b)	0.72%	0.71%	0.71%	0.71%	0.72%

Net investment income	4.85%	5.04%	5.59%	6.16%	6.76%

Supplemental data

Net assets, end of period (in thousands)	$328,741	$843,225	$808,379	$755,648	$983,282

Portfolio turnover	52%	59%	56%	68%	66%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$9.01	$8.69	$10.46	$9.98	$10.67

Income from investment operations:

Net investment income	0.40	0.44	0.49	0.60	0.66

Net realized and unrealized gain (loss)	(0.47)	(0.12)	(0.04)	0.79	(0.03)

Total from investment operations	(0.07)	0.32	0.45	1.39	0.63

Less distributions to shareholders:

Net investment income	(0.84)	—	(1.34)	(0.69)	(1.02)

Net realized gains	(0.08)	—	(0.59)	(0.22)	(0.30)

Tax return of capital	—	—	(0.29)	—	—

Total distributions to shareholders	(0.92)	—	(2.22)	(0.91)	(1.32)

Net asset value, end of period	$8.02	$9.01	$8.69	$10.46	$9.98

Total return	(1.21%)	3.68%	5.01%	14.72%	6.17%

Ratios to average net assets(a)

Total gross expenses	0.99%	0.96%	0.97%	0.96%	0.97%

Total net expenses(b)	0.98%	0.90%	0.78%	0.96%	0.96%

Net investment income	4.62%	4.86%	5.54%	5.86%	6.54%

Supplemental data

Net assets, end of period (in thousands)	$111,563	$128,476	$139,973	$9,657	$4,704

Portfolio turnover	52%	59%	56%	68%	66%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended December 31,
Class 3	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$9.08	$8.75	$10.53	$10.04	$10.71

Income from investment operations:

Net investment income	0.42	0.45	0.51	0.62	0.69

Net realized and unrealized gain (loss)	(0.48)	(0.12)	(0.06)	0.79	(0.05)

Total from investment operations	(0.06)	0.33	0.45	1.41	0.64

Less distributions to shareholders:

Net investment income	(0.84)	—	(1.35)	(0.70)	(1.01)

Net realized gains	(0.08)	—	(0.59)	(0.22)	(0.30)

Tax return of capital	—	—	(0.29)	—	—

Total distributions to shareholders	(0.92)	—	(2.23)	(0.92)	(1.31)

Net asset value, end of period	$8.10	$9.08	$8.75	$10.53	$10.04

Total return	(1.02%)	3.77%	5.02%	14.80%	6.26%

Ratios to average net assets(a)

Total gross expenses	0.86%	0.84%	0.85%	0.84%	0.85%

Total net expenses(b)	0.85%	0.84%	0.84%	0.83%	0.85%

Net investment income	4.74%	4.92%	5.45%	6.01%	6.63%

Supplemental data

Net assets, end of period (in thousands)	$154,637	$186,448	$215,401	$262,909	$236,367

Portfolio turnover	52%	59%	56%	68%	66%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Income Opportunities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under

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COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under

26	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to manage its cash positions. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to

Annual Report 2015	27

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

28	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	192,181	*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	54,181	*
Total		246,362

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(55,839)	(55,839)
Interest rate risk	(271,202)	—	(271,202)
Total	(271,202)	(55,839)	(327,041)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	192,181	192,181
Interest rate risk	143,062	—	143,062
Total	143,062	192,181	335,243

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31 , 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Short	22,653,950
Credit default swap contracts — sell protection	7,500,000

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2015:

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COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts(a)	13,490
Total Financial and Derivative Net Assets	(13,490)
Total collateral received (pledged)(b)	(13,490)
Net Amount(c)	—

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(c)	Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund’s sole shareholders

30	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.58% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $2,505.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of

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COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transactions with Affiliated Funds

For the year ended December 31, 2015, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $215,250 and $36,313,654, respectively. The sale transactions resulted in a net realized gain of $1,252,226.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 Through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	0.730%	0.730%	0.720%
Class 2	0.980	0.980	0.970
Class 3	0.855	0.855	0.845

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, Trustees’ deferred compensation and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2015	2014
Ordinary income	$59,395,485	$—
Long-term capital gains	5,735,653	—
Total	$65,131,138	$—

32	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$39,554,893
Undistributed long-term capital gains	16,671,079
Net unrealized depreciation	$(29,255,240)

At December 31, 2015, the cost of investments for federal income tax purposes was $614,970,610 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$321,366
Unrealized depreciation	(29,576,606)
Net unrealized depreciation	$(29,255,240)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $412,226,900 and $940,482,561, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 94.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt

Annual Report 2015	33

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

High-Yield Securities Risk

Securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

34	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	35

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Income Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Income Opportunities Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 18, 2016

36	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2015.

Tax Designations

Capital Gain Dividend	$17,579,596

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015	37

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

38	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003- 2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980- 1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2015	39

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	124	Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

40	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182

Chairman of the Board,

Columbia Management

Investment Advisers,

LLC since May 2010;

Director, Columbia

Management

Investment Distributors,

Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015	41

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Annual Report 2015	43

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44	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – INCOME OPPORTUNITIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	45

Columbia Variable Portfolio – Income Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6544 F (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Variable Portfolio — Balanced Fund (the Fund) Class 3 shares returned 1.71% for the 12-month period that ended December 31, 2015.

■	The Fund outperformed its Blended Index, which returned 1.28% during the same period.

■	The Fund’s equity benchmark, the S&P 500 Index, returned 1.38%, while the Fund’s fixed-income benchmark, the Barclays U.S. Aggregate Bond Index, returned 0.55% during the same period.

■

Within the Fund’s equity portfolio, stock selection within the information technology, health care and consumer staples sectors helped the Fund outperform its equity benchmark. The Fund’s fixed-income portion of the Fund performed in line with its fixed-income benchmark, with the negative impact of widening yield spreads between investment-grade and high-yield credits offset by positive duration management.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	06/25/14	1.90	9.79	6.16
Class 2*	06/25/14	1.62	9.58	5.98
Class 3	04/30/86	1.71	9.74	6.14
Blended Index		1.28	8.95	6.48
S&P 500 Index		1.38	12.57	7.31
Barclays U.S. Aggregate Bond Index		0.55	3.25	4.51

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The Blended Index consists of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Balanced Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Leonard Aplet, CFA

Guy Pope, CFA

Brian Lavin, CFA

Gregory Liechty

Ronald Stahl, CFA

Top Ten Holdings (%) (at December 31, 2015)
U.S. Treasury 3.875% 08/15/40	2.8
Apple, Inc.	2.3
Citigroup, Inc.	1.9
JPMorgan Chase & Co.	1.8
Microsoft Corp.	1.8
Verizon Communications, Inc.	1.8
Berkshire Hathaway, Inc., Class B	1.8
CVS Health Corp.	1.7
Medtronic PLC	1.7
Alphabet, Inc., Class C	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Asset-Backed Securities — Non-Agency	1.9
Commercial Mortgage-Backed Securities — Agency	3.0
Commercial Mortgage-Backed Securities — Non-Agency	3.2
Common Stocks	63.0
Corporate Bonds & Notes	11.5
Foreign Government Obligations	0.6
Inflation-Indexed Bonds	0.6
Money Market Funds	4.7
Municipal Bonds	0.1
Residential Mortgage-Backed Securities — Agency	7.4
Residential Mortgage-Backed Securities — Non-Agency	0.9
Senior Loans	0.0	(a)
U.S. Treasury Obligations	3.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero

For the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned 1.71%. The Fund outperformed its Blended Index, which returned 1.28% for the same 12-month period. The Fund’s equity benchmark, the S&P 500 Index, returned 1.38%, while the Fund’s fixed-income benchmark, the Barclays U.S. Aggregate Bond Index, returned 0.55% during the same period. Within the Fund’s equity portfolio, stock selection within the information technology, health care and consumer staples sectors helped the Fund outperform its equity benchmark. An underweight in the energy sector also aided results, while lack of exposure to utilities and real estate investment trusts (REITs) during the first half of the year hampered relative returns. The fixed-income portion of the fund performed in line with its fixed-income benchmark, with the negative impact of widening yield spreads between investment-grade and high-yield credits offset by positive duration management.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued for a fourth straight year, with China’s slowdown heading the list of disappointments. Conflicts in the Middle East and individual acts of terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. In the United States, another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A widening trade deficit also took a significant bite out of growth. The U.S. economy rebounded despite these setbacks, and the seven-year expansion remained intact. The labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales, and solid holiday spending cheered retailers. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets as most foreign stock markets were in the red for the year.

In December, the Federal Reserve (Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. The move was well received by the stock market, which had plenty of notice that it was coming after several delays and the slow-walking of the policy shift by Fed chair Janet Yellen.

Equity Contributors and Detractors

The equity portion of the Fund enjoyed superior returns from selections within the information technology, health care and consumer staples sectors. Within information technology, the Fund’s investments in Electronic Arts and Activision Blizzard capitalized on a new cycle of video games as well as the

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COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

increasing popularity of digital platforms. Overall, the Fund was underweight relative to the S&P 500 Index in the energy sector, which aided relative performance as commodity prices continued their slide throughout the year.

The Fund gave up some ground by not owning Amazon, which is included in the S&P 500 Index and had a banner year. Other individual disappointments included Noble Drilling and Conoco Phillips in the energy sector, apparel company PVH, and multinational Procter & Gamble, which was hurt by the strong U.S. dollar and was sold from the portfolio during the period.

Fixed-Income Contributors and Detractors

The fixed-income portion of the Fund kept pace with the Barclays U.S. Aggregate Bond Index for the period, benefiting from an overweight in structured products, which did not show as much volatility as the corporate market during the reporting period. In particular, the Fund’s position in asset-backed securities (ABS) paid off, as ABS outperformed comparable Treasury securities by almost 50 basis points (a basis point is one hundredth of one percent). The Fund also benefited from maintaining a shorter duration than the Barclays U.S. Aggregate Bond Index during a period of rising rates. (Duration is a measure of interest-rate sensitivity.) Yields on the two-year Treasury rose 38 basis points during the year to 1.05%, while 30-year Treasury yields rose 26 basis points to 3.02%. The Fund was slightly overweight in the financials sector and banking industry, which outpaced the overall corporate market.

Although the Fund remains a high quality fund overall, it was overweight in lower quality securities relative to the Barclays U.S. Aggregate Bond Index, which detracted from relative performance at a time when investors were risk averse and higher rated bonds tended to outperform lower rated ones. In particular, the Fund’s exposure to the high-yield market, though not significant, had a negative impact on performance. In terms of sector allocations, the Fund was overweight in energy, which was one of the weakest industry performers.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	12.1
Consumer Staples	8.0
Energy	5.6
Financials	18.8
Health Care	18.7
Industrials	9.7
Information Technology	21.5
Materials	1.5
Telecommunication Services	2.7
Utilities	1.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	999.10	1,021.22	3.98	4.02	0.79
Class 2	1,000.00	1,000.00	997.70	1,020.01	5.19	5.24	1.03
Class 3	1,000.00	1,000.00	998.60	1,020.57	4.63	4.69	0.92

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 63.5%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 7.7%
Auto Components 1.4%

Delphi Automotive PLC	107,755	9,237,836

Johnson Controls, Inc.	107,260	4,235,697

Total		13,473,533

Hotels, Restaurants & Leisure 1.3%

Aramark	103,464	3,336,714

McDonald’s Corp.	75,175	8,881,174

Total		12,217,888

Household Durables 0.2%

Whirlpool Corp.	16,615	2,440,245

Media 2.2%

CBS Corp., Class B Non Voting	152,900	7,206,177

Comcast Corp., Class A	245,497	13,853,396

Total		21,059,573

Specialty Retail 1.5%

Lowe’s Companies, Inc.	152,729	11,613,513

Michaels Companies, Inc. (The)(a)	127,579	2,820,772

Total		14,434,285

Textiles, Apparel & Luxury Goods 1.1%

Coach, Inc.	191,145	6,256,176

PVH Corp.	60,646	4,466,578

Total		10,722,754

Total Consumer Discretionary		74,348,278

CONSUMER STAPLES 5.1%
Beverages 1.9%

Diageo PLC, ADR	61,379	6,694,607

PepsiCo, Inc.	116,650	11,655,668

Total		18,350,275

Food & Staples Retailing 2.0%

CVS Health Corp.	164,150	16,048,945

Walgreens Boots Alliance, Inc.	42,400	3,610,572

Total		19,659,517

Food Products 0.4%

Archer-Daniels-Midland Co.	96,420	3,536,686

Tobacco 0.8%

Philip Morris International, Inc.	86,415	7,596,743

Total Consumer Staples		49,143,221

ENERGY 3.6%
Energy Equipment & Services 0.4%

Schlumberger Ltd.	52,910	3,690,473

Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 3.2%

Canadian Natural Resources Ltd.	168,465	3,677,591

Chevron Corp.	94,166	8,471,173

ConocoPhillips	92,444	4,316,210

EQT Corp.	31,845	1,660,080

Exxon Mobil Corp.	139,165	10,847,912

Noble Energy, Inc.	50,659	1,668,201

Total		30,641,167

Total Energy		34,331,640

FINANCIALS 11.9%
Banks 5.9%

Bank of America Corp.	582,648	9,805,966

Citigroup, Inc.	344,533	17,829,582

JPMorgan Chase & Co.	259,195	17,114,646

Wells Fargo & Co.	228,116	12,400,386

Total		57,150,580

Capital Markets 2.1%

Bank of New York Mellon Corp. (The)	199,011	8,203,233

BlackRock, Inc.	28,751	9,790,291

Goldman Sachs Group, Inc. (The)	12,930	2,330,374

Total		20,323,898

Consumer Finance 1.0%

American Express Co.	137,965	9,595,466

Diversified Financial Services 1.7%

Berkshire Hathaway, Inc., Class B(a)	124,842	16,484,138

Insurance 0.6%

Aon PLC	64,671	5,963,313

Real Estate Investment Trusts (REITs) 0.6%

American Tower Corp.	43,335	4,201,328

Weyerhaeuser Co.	40,735	1,221,235

Total		5,422,563

Total Financials		114,939,958

HEALTH CARE 11.8%
Biotechnology 2.8%

Baxalta, Inc.	169,355	6,609,926

Biogen, Inc.(a)	27,175	8,325,061

Celgene Corp.(a)	56,115	6,720,332

Vertex Pharmaceuticals, Inc.(a)	39,684	4,993,438

Total		26,648,757

Health Care Equipment & Supplies 3.5%

Abbott Laboratories	206,360	9,267,628

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Cooper Companies, Inc. (The)	30,945	4,152,819

Medtronic PLC	207,601	15,968,669

Zimmer Biomet Holdings, Inc.	45,680	4,686,311

Total		34,075,427

Health Care Providers & Services 2.0%

Cardinal Health, Inc.	134,029	11,964,769

CIGNA Corp.	52,410	7,669,155

Total		19,633,924

Pharmaceuticals 3.5%

Allergan PLC(a)	20,785	6,495,313

Endo International PLC(a)	56,445	3,455,563

Johnson & Johnson	143,211	14,710,634

Pfizer, Inc.	283,705	9,157,997

Total		33,819,507

Total Health Care		114,177,615

INDUSTRIALS 6.2%
Aerospace & Defense 1.7%

Honeywell International, Inc.	111,571	11,555,408

United Technologies Corp.	49,484	4,753,928

Total		16,309,336

Air Freight & Logistics 0.6%

FedEx Corp.	37,015	5,514,865

Commercial Services & Supplies 0.4%

Tyco International PLC	121,659	3,879,706

Electrical Equipment 0.5%

Eaton Corp. PLC	84,404	4,392,384

Industrial Conglomerates 1.3%

General Electric Co.	415,778	12,951,485

Professional Services 1.7%

Dun & Bradstreet Corp. (The)	34,745	3,611,048

IHS, Inc., Class A(a)	7,450	882,303

Nielsen Holdings PLC	252,360	11,759,976

Total		16,253,327

Total Industrials		59,301,103

INFORMATION TECHNOLOGY 13.6%
Communications Equipment 0.4%

QUALCOMM, Inc.	80,190	4,008,297

Internet Software & Services 3.5%

Alibaba Group Holding Ltd., ADR(a)	9,750	792,383

Alphabet, Inc., Class A(a)	11,644	9,059,148

Alphabet, Inc., Class C(a)	19,593	14,868,736

Common Stocks (continued)
Issuer	Shares	Value ($)
Facebook, Inc., Class A(a)	87,740	9,182,868

Total		33,903,135

IT Services 1.2%

MasterCard, Inc., Class A	90,862	8,846,324

PayPal Holdings, Inc.(a)	59,009	2,136,126

Total		10,982,450

Semiconductors & Semiconductor Equipment 1.3%

Broadcom Corp., Class A	154,807	8,950,941

Skyworks Solutions, Inc.	48,217	3,704,512

Total		12,655,453

Software 3.7%

Activision Blizzard, Inc.	338,910	13,119,206

Electronic Arts, Inc. (a)	40,268	2,767,217

Intuit, Inc.	32,890	3,173,885

Microsoft Corp.	303,048	16,813,103

Total		35,873,411

Technology Hardware, Storage & Peripherals 3.5%

Apple, Inc.	198,502	20,894,320

EMC Corp.	314,164	8,067,732

Hewlett Packard Enterprise Co.	326,938	4,969,458

Total		33,931,510

Total Information Technology		131,354,256

MATERIALS 0.9%
Chemicals 0.9%

Monsanto Co.	91,485	9,013,102

Total Materials		9,013,102

TELECOMMUNICATION SERVICES 1.8%
Diversified Telecommunication Services 1.8%

Verizon Communications, Inc.	363,405	16,796,579

Total Telecommunication Services		16,796,579

UTILITIES 0.9%
Electric Utilities 0.5%

Edison International	84,107	4,979,975

Multi-Utilities 0.4%

DTE Energy Co.	44,614	3,577,597

Total Utilities		8,557,572

Total Common Stocks
(Cost: $549,109,906)		611,963,324

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes 11.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.3%
BAE Systems Holdings, Inc.(b)
10/07/24	3.800%	670,000	666,221

Huntington Ingalls Industries, Inc.(b)
12/15/21	5.000%	12,000	12,225
11/15/25	5.000%	7,000	7,105

L-3 Communications Corp.
02/15/21	4.950%	700,000	721,309

Lockheed Martin Corp.
09/15/21	3.350%	1,000,000	1,024,432

TransDigm, Inc.
10/15/20	5.500%	3,000	2,903
07/15/21	7.500%	20,000	20,700
07/15/24	6.500%	35,000	34,807

TransDigm, Inc.(b)
05/15/25	6.500%	25,000	24,219

Total			2,513,921

AUTOMOTIVE 0.1%
American Axle & Manufacturing, Inc.
03/15/21	6.250%	30,000	31,050

Ford Motor Credit Co. LLC
01/16/18	2.375%	700,000	698,329

Schaeffler Finance BV(b)
05/15/21	4.250%	65,000	64,513

Schaeffler Holding Finance BV PIK(b)
11/15/19	6.250%	27,000	28,215

Tenneco, Inc.
12/15/24	5.375%	13,000	13,195

ZF North America Capital, Inc.(b)
04/29/25	4.750%	60,000	57,150

Total			892,452

BANKING 2.3%
Ally Financial, Inc.
01/27/19	3.500%	16,000	15,780
02/13/22	4.125%	50,000	49,500
05/19/22	4.625%	23,000	23,115
09/30/24	5.125%	63,000	64,496
03/30/25	4.625%	19,000	18,763
Subordinated
11/20/25	5.750%	15,000	15,188

BB&T Corp.(c)
12/01/16	0.844%	750,000	749,158

Bank of America Corp.
01/05/21	5.875%	1,850,000	2,093,725

Barclays Bank PLC
05/15/24	3.750%	1,000,000	1,019,273

Bear Stearns Companies LLC (The)
02/01/18	7.250%	1,700,000	1,875,250

Capital One Financial Corp.
06/15/23	3.500%	1,090,000	1,083,338

Citigroup, Inc.
01/14/22	4.500%	1,400,000	1,499,380

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse AG
09/09/24	3.625%	1,000,000	1,007,864

Discover Financial Services
11/21/22	3.850%	900,000	891,789

Fifth Third Bancorp
03/15/22	3.500%	575,000	582,719

Goldman Sachs Group, Inc. (The)
07/08/24	3.850%	1,850,000	1,888,424

HSBC Holdings PLC
04/05/21	5.100%	800,000	889,407

Huntington National Bank (The)
06/30/18	2.000%	955,000	948,985

ING Bank NV(b)(c)
03/16/18	1.068%	900,000	895,500

Morgan Stanley
01/25/21	5.750%	1,350,000	1,515,714

PNC Bank NA Subordinated
01/30/23	2.950%	950,000	921,134

Regions Financial Corp.
05/15/18	2.000%	1,000,000	992,933

Royal Bank of Scotland Group PLC Subordinated
05/28/24	5.125%	58,000	58,763

State Street Corp.
11/20/23	3.700%	700,000	728,366

Synovus Financial Corp.
02/15/19	7.875%	42,000	46,410

Toronto-Dominion Bank (The)
04/30/18	1.400%	500,000	495,825

U.S. Bancorp Subordinated
07/15/22	2.950%	1,000,000	994,242

Wells Fargo & Co. Subordinated
02/13/23	3.450%	950,000	952,238

Total			22,317,279

BROKERAGE/ASSET MANAGERS/EXCHANGES —%
E*TRADE Financial Corp.
11/15/22	5.375%	61,000	63,898
09/15/23	4.625%	32,000	32,520

National Financial Partners Corp.(b)
07/15/21	9.000%	8,000	7,320

Total			103,738

BUILDING MATERIALS —%
Allegion PLC
09/15/23	5.875%	18,000	18,360

Allegion US Holding Co., Inc.
10/01/21	5.750%	27,000	27,337

American Builders & Contractors Supply Co., Inc.(b)
04/15/21	5.625%	43,000	43,484
12/15/23	5.750%	12,000	12,090

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Beacon Roofing Supply, Inc.(b)
10/01/23	6.375%	12,000	12,225

Gibraltar Industries, Inc.
02/01/21	6.250%	13,000	13,228

HD Supply, Inc.
07/15/20	7.500%	77,000	80,080
07/15/20	11.500%	19,000	21,042

HD Supply, Inc.(b)
12/15/21	5.250%	21,000	21,420

NCI Building Systems, Inc.(b)
01/15/23	8.250%	30,000	31,500

Nortek, Inc.
04/15/21	8.500%	34,000	35,278

RSI Home Products, Inc.(b)
03/15/23	6.500%	16,000	16,480

USG Corp.(b)
11/01/21	5.875%	10,000	10,388
03/01/25	5.500%	4,000	4,065

Total			346,977

CABLE AND SATELLITE 0.2%
Altice US Finance I Corp.(b)
07/15/23	5.375%	21,000	21,053

Altice US Finance II Corp.(b)
07/15/25	7.750%	16,000	14,640

CCO Holdings LLC/Capital Corp.
01/31/22	6.625%	13,000	13,699
09/30/22	5.250%	20,000	20,200

CCO Holdings LLC/Capital Corp.(b)
05/01/23	5.125%	2,000	2,000
05/01/25	5.375%	52,000	51,740
05/01/27	5.875%	22,000	21,890

CCOH Safari LLC(b)
02/15/26	5.750%	33,000	33,082

CSC Holdings LLC
02/15/18	7.875%	38,000	39,995
11/15/21	6.750%	3,000	2,880
06/01/24	5.250%	34,000	29,835

Cable One, Inc.(b)
06/15/22	5.750%	14,000	13,930

Cequel Communications Holdings I LLC/Capital Corp.(b)
09/15/20	6.375%	30,000	29,325
12/15/21	5.125%	9,000	8,100
12/15/21	5.125%	13,000	11,700

DISH DBS Corp.
09/01/19	7.875%	44,000	47,850
03/15/23	5.000%	31,000	26,893
11/15/24	5.875%	38,000	33,820

DigitalGlobe, Inc.(b)
02/01/21	5.250%	31,000	26,040

Intelsat Jackson Holdings SA
10/15/20	7.250%	40,000	35,000
04/01/21	7.500%	9,000	7,830

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intelsat Luxembourg SA
06/01/21	7.750%	21,000	9,818
06/01/23	8.125%	30,000	13,575

NBCUniversal Media LLC
04/01/41	5.950%	675,000	807,243

Neptune Finco Corp.(b)
10/15/25	6.625%	52,000	53,950
10/15/25	10.875%	33,000	34,567

UPCB Finance IV Ltd.(b)
01/15/25	5.375%	45,000	42,412

Unitymedia GmbH(b)
01/15/25	6.125%	31,000	30,633

Unitymedia Hessen GmbH & Co. KG NRW(b)
01/15/25	5.000%	65,000	62,075

Videotron Ltd.
07/15/22	5.000%	27,000	27,000

Videotron Ltd.(b)
06/15/24	5.375%	6,000	6,030

Virgin Media Finance PLC(b)
10/15/24	6.000%	31,000	30,922
01/15/25	5.750%	65,000	62,562

Virgin Media Secured Finance PLC(b)
01/15/26	5.250%	26,000	25,285

Total			1,697,574

CHEMICALS 0.2%
Angus Chemical Co.(b)
02/15/23	8.750%	31,000	29,915

Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(b)
05/01/21	7.375%	19,000	19,950

Celanese U.S. Holdings LLC
06/15/21	5.875%	50,000	52,750

Chemours Co. LLC (The)(b)
05/15/23	6.625%	42,000	29,400
05/15/25	7.000%	47,000	32,078

Dow Chemical Co. (The)
11/01/29	7.375%	475,000	586,648

Eastman Chemical Co.
06/01/17	2.400%	400,000	402,183

Eco Services Operations LLC/Finance Corp.(b)
11/01/22	8.500%	26,000	22,100

Huntsman International LLC
11/15/20	4.875%	20,000	18,250

Huntsman International LLC(b)
11/15/22	5.125%	4,000	3,600

INEOS Group Holdings SA(b)
08/15/18	6.125%	7,000	6,930
02/15/19	5.875%	27,000	26,190

LYB International Finance BV
07/15/23	4.000%	850,000	847,336

NOVA Chemicals Corp.(b)
05/01/25	5.000%	83,000	80,095

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PQ Corp.(b)
11/01/18	8.750%	134,000	129,725

Platform Specialty Products Corp.(b)
05/01/21	10.375%	16,000	15,960
02/01/22	6.500%	18,000	15,570

WR Grace & Co.(b)
10/01/21	5.125%	29,000	29,290
10/01/24	5.625%	12,000	12,120

Total			2,360,090

CONSTRUCTION MACHINERY 0.1%
Caterpillar Financial Services Corp.
06/01/22	2.850%	525,000	519,853

United Rentals North America, Inc.
04/15/22	7.625%	34,000	36,336

Total			556,189

CONSUMER CYCLICAL SERVICES —%
ADT Corp. (The)
07/15/22	3.500%	22,000	19,690

APX Group, Inc.
12/01/19	6.375%	68,000	65,110
12/01/20	8.750%	33,000	26,813

Corrections Corp. of America
10/15/22	5.000%	13,000	12,935

IHS, Inc.
11/01/22	5.000%	42,000	42,525

Interval Acquisition Corp.(b)
04/15/23	5.625%	33,000	32,752

Monitronics International, Inc.
04/01/20	9.125%	39,000	30,908

Total			230,733

CONSUMER PRODUCTS —%
Jarden Corp.(b)
11/15/23	5.000%	11,000	11,248

Scotts Miracle-Gro Co. (The)(b)
10/15/23	6.000%	60,000	62,550

Serta Simmons Bedding LLC(b)
10/01/20	8.125%	54,000	56,565

Spectrum Brands, Inc.
11/15/20	6.375%	39,000	41,145

Spectrum Brands, Inc.(b)
07/15/25	5.750%	51,000	52,275

Springs Industries, Inc.
06/01/21	6.250%	26,000	25,772

Tempur Sealy International, Inc.
12/15/20	6.875%	32,000	33,520

Tempur Sealy International, Inc.(b)
10/15/23	5.625%	20,000	20,200

Total			303,275

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DIVERSIFIED MANUFACTURING 0.2%
Amsted Industries, Inc.(b)
03/15/22	5.000%	18,000	18,000

Entegris, Inc.(b)
04/01/22	6.000%	29,000	29,362

General Electric Capital Corp.
01/09/23	3.100%	573,000	581,602

United Technologies Corp.
06/01/22	3.100%	900,000	915,978

Total			1,544,942

ELECTRIC 1.2%
AES Corp. (The)
07/01/21	7.375%	50,000	51,000

Arizona Public Service Co.
04/01/42	4.500%	525,000	538,425

CMS Energy Corp.
02/01/20	6.250%	715,000	811,108

Consolidated Edison Co. of New York, Inc.
12/01/45	4.500%	550,000	556,753

DTE Energy Co.
04/15/33	6.375%	610,000	741,364

Dominion Resources, Inc.
10/01/25	3.900%	800,000	800,832

Exelon Generation Co. LLC
06/15/22	4.250%	640,000	648,445

Indiana Michigan Power Co.
03/15/37	6.050%	585,000	664,986

NRG Energy, Inc.
07/15/22	6.250%	60,000	51,120
05/01/24	6.250%	8,000	6,722

NRG Yield Operating LLC
08/15/24	5.375%	63,000	52,211

Nevada Power Co.
08/01/18	6.500%	650,000	721,410

NextEra Energy Capital Holdings, Inc.
06/01/17	1.586%	1,000,000	996,420

PPL Capital Funding, Inc.
06/01/23	3.400%	700,000	697,715

Pacific Gas & Electric Co.
03/01/37	5.800%	600,000	697,613

Progress Energy, Inc.
03/01/31	7.750%	500,000	644,352

Public Service Co. of Colorado
05/15/25	2.900%	900,000	884,641

Southern California Edison Co.
09/01/40	4.500%	450,000	469,349

Talen Energy Supply LLC(b)
06/01/25	6.500%	27,000	17,820

TransAlta Corp.
06/03/17	1.900%	675,000	655,556

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WEC Energy Group, Inc.
06/15/25	3.550%	1,000,000	1,005,626

Total			11,713,468

FINANCE COMPANIES 0.3%
AerCap Ireland Capital Ltd./Global Aviation Trust
10/30/20	4.625%	38,000	38,902
05/15/21	4.500%	117,000	118,901
10/01/21	5.000%	34,000	35,020

Aircastle Ltd.
03/15/21	5.125%	15,000	15,413
02/15/22	5.500%	15,000	15,375

CIT Group, Inc.
03/15/18	5.250%	66,000	68,145

CIT Group, Inc.(b)
04/01/18	6.625%	53,000	56,180

GE Capital International Funding Co.(b)
11/15/25	3.373%	1,690,000	1,720,564

International Lease Finance Corp.
12/15/20	8.250%	80,000	94,600

Navient Corp.
01/15/19	5.500%	15,000	14,025
10/26/20	5.000%	12,000	10,530
01/25/22	7.250%	15,000	14,025
01/25/23	5.500%	17,000	13,600
03/25/24	6.125%	23,000	18,745
10/25/24	5.875%	35,000	28,000

OneMain Financial Holdings, Inc.(b)
12/15/19	6.750%	13,000	13,179
12/15/21	7.250%	30,000	30,075

Provident Funding Associates LP/Finance Corp.(b)
06/15/21	6.750%	61,000	59,017

Quicken Loans, Inc.(b)
05/01/25	5.750%	32,000	30,480

Springleaf Finance Corp.
12/15/17	6.900%	19,000	19,522
06/01/20	6.000%	10,000	9,500
10/01/21	7.750%	34,000	33,490
10/01/23	8.250%	16,000	16,120

iStar, Inc.
07/01/19	5.000%	27,000	26,224

Total			2,499,632

FOOD AND BEVERAGE 0.6%
Anheuser-Busch InBev Worldwide, Inc.
07/15/22	2.500%	800,000	769,667

Aramark Services, Inc.(b)
01/15/24	5.125%	14,000	14,263

ConAgra Foods, Inc.
01/25/23	3.200%	1,040,000	1,000,510

Constellation Brands, Inc.
11/15/19	3.875%	30,000	30,825
11/15/24	4.750%	90,000	91,800
12/01/25	4.750%	3,000	3,056

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diageo Investment Corp.
05/11/22	2.875%	864,000	856,384

Diamond Foods, Inc.(b)
03/15/19	7.000%	24,000	24,780

JM Smucker Co. (The)
03/15/22	3.000%	560,000	557,173

Kraft Heinz Co. (The)(b)
07/15/22	3.500%	900,000	906,205

Molson Coors Brewing Co.
05/01/42	5.000%	475,000	457,426

PepsiCo, Inc.
03/05/22	2.750%	560,000	561,375

Post Holdings, Inc.
02/15/22	7.375%	6,000	6,255

Post Holdings, Inc.(b)
12/15/22	6.000%	7,000	6,860
03/15/24	7.750%	35,000	36,663

SABMiller Holdings, Inc.(b)
01/15/22	3.750%	750,000	771,363

WhiteWave Foods Co. (The)
10/01/22	5.375%	29,000	30,668

Total			6,125,273

GAMING —%
Boyd Gaming Corp.
05/15/23	6.875%	17,000	17,468

GLP Capital LP/Financing II, Inc.
11/01/18	4.375%	30,000	29,700
11/01/23	5.375%	32,000	31,200

International Game Technology PLC(b)
02/15/22	6.250%	66,000	61,710

MGM Resorts International
03/01/18	11.375%	37,000	42,388
10/01/20	6.750%	25,000	25,687
12/15/21	6.625%	25,000	25,594
03/15/23	6.000%	22,000	21,835

Penn National Gaming, Inc.
11/01/21	5.875%	8,000	7,760

Pinnacle Entertainment, Inc.
08/01/21	6.375%	32,000	33,640

Scientific Games International, Inc.
12/01/22	10.000%	59,000	41,890

Scientific Games International, Inc.(b)
01/01/22	7.000%	53,000	50,615

Seminole Tribe of Florida, Inc.(b)
10/01/20	6.535%	35,000	36,400

SugarHouse HSP Gaming LP/Finance Corp.(b)
06/01/21	6.375%	26,000	24,180

Tunica-Biloxi Gaming Authority(b)(d)
05/15/16	0.000%	27,000	13,770

Total			463,837

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HEALTH CARE 0.5%
Acadia Healthcare Co., Inc.
07/01/22	5.125%	8,000	7,480
02/15/23	5.625%	10,000	9,450

Alere, Inc.(b)
07/01/23	6.375%	23,000	21,505

Amsurg Corp.
11/30/20	5.625%	20,000	20,300
07/15/22	5.625%	19,000	18,810

Becton Dickinson and Co.
12/15/24	3.734%	800,000	806,821

CHS/Community Health Systems, Inc.
11/15/19	8.000%	39,000	39,292
08/01/21	5.125%	8,000	7,960
02/01/22	6.875%	61,000	57,874

Cardinal Health, Inc.
12/15/20	4.625%	625,000	677,862

ConvaTec Finance International SA Junior Subordinated PIK(b)
01/15/19	8.250%	23,000	21,390

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	63,000	64,890
07/15/24	5.125%	27,000	27,000

Emdeon, Inc.
12/31/19	11.000%	21,000	22,050

Emdeon, Inc.(b)
02/15/21	6.000%	19,000	17,670

ExamWorks Group, Inc.
04/15/23	5.625%	12,000	11,940

Express Scripts Holding Co.
02/15/22	3.900%	625,000	641,989

Fresenius Medical Care U.S. Finance II, Inc.(b)
09/15/18	6.500%	18,000	19,800
10/15/24	4.750%	33,000	32,175

HCA, Inc.
02/15/22	7.500%	100,000	110,750
02/01/25	5.375%	59,000	58,262
04/15/25	5.250%	39,000	39,292
02/15/26	5.875%	30,000	30,113

HealthSouth Corp.(b)
11/01/24	5.750%	12,000	11,445
09/15/25	5.750%	6,000	5,580

Hologic, Inc.(b)
07/15/22	5.250%	23,000	23,460

Kinetic Concepts, Inc./KCI U.S.A., Inc.
11/01/18	10.500%	30,000	29,250

LifePoint Health, Inc.
12/01/21	5.500%	31,000	31,543

MEDNAX, Inc.(b)
12/01/23	5.250%	19,000	19,095

MPH Acquisition Holdings LLC(b)
04/01/22	6.625%	29,000	29,073

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
McKesson Corp.
12/15/22	2.700%	715,000	680,758

Medtronic, Inc.
03/15/22	3.150%	635,000	641,932

Molina Healthcare, Inc.(b)
11/15/22	5.375%	32,000	32,000

Sterigenics-Nordion Holdings LLC(b)
05/15/23	6.500%	32,000	30,560

Surgical Care Affiliates, Inc.(b)
04/01/23	6.000%	12,000	11,700

Tenet Healthcare Corp.
06/01/20	4.750%	41,000	41,205
10/01/20	6.000%	20,000	21,050
04/01/21	4.500%	46,000	44,850
04/01/22	8.125%	44,000	43,890
06/15/23	6.750%	31,000	28,753

Universal Health Services, Inc.(b)
08/01/22	4.750%	41,000	41,410

Total			4,532,229

HEALTHCARE INSURANCE 0.1%
Centene Corp.
05/15/22	4.750%	29,000	28,058

Cigna Corp.
06/15/20	5.125%	719,000	784,843

UnitedHealth Group, Inc.
03/15/23	2.875%	450,000	445,217

Total			1,258,118

HOME CONSTRUCTION —%
CalAtlantic Group, Inc.
12/15/21	6.250%	36,000	38,430
11/15/24	5.875%	10,000	10,450

D.R. Horton, Inc.
09/15/22	4.375%	32,000	31,800

Meritage Homes Corp.
03/01/18	4.500%	35,000	35,000
04/15/20	7.150%	11,000	11,577
04/01/22	7.000%	6,000	6,285
06/01/25	6.000%	32,000	31,920

Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/21	5.250%	8,000	8,000
03/01/24	5.625%	46,000	44,160

Toll Brothers Finance Corp.
11/15/25	4.875%	16,000	15,720

Total			233,342

INDEPENDENT ENERGY 0.6%
Anadarko Petroleum Corp.
09/15/36	6.450%	475,000	457,833

Antero Resources Corp.
12/01/22	5.125%	43,000	32,680

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canadian Natural Resources Ltd.
11/15/21	3.450%	660,000	621,969

Carrizo Oil & Gas, Inc.
04/15/23	6.250%	125,000	101,250

Cimarex Energy Co.
06/01/24	4.375%	593,000	526,080

Concho Resources, Inc.
04/01/23	5.500%	92,000	85,100

Continental Resources, Inc.
04/15/23	4.500%	540,000	387,968

CrownRock LP/Finance, Inc.(b)
02/15/23	7.750%	68,000	63,920

Devon Energy Corp.
07/15/21	4.000%	500,000	457,831

Diamondback Energy, Inc.
10/01/21	7.625%	8,000	8,080

EnCana Corp.
11/15/21	3.900%	625,000	515,889

Laredo Petroleum, Inc.
01/15/22	5.625%	42,000	36,540
05/01/22	7.375%	11,000	10,120
03/15/23	6.250%	67,000	58,290

Noble Energy, Inc.
11/15/24	3.900%	800,000	712,018

Oasis Petroleum, Inc.
11/01/21	6.500%	19,000	12,588
03/15/22	6.875%	32,000	20,480
01/15/23	6.875%	21,000	13,020

Parsley Energy LLC/Finance Corp.(b)
02/15/22	7.500%	85,000	81,175

RSP Permian, Inc.
10/01/22	6.625%	12,000	11,040

RSP Permian, Inc.(b)
10/01/22	6.625%	20,000	18,300

Range Resources Corp.
06/01/21	5.750%	35,000	27,650

SM Energy Co.
06/01/25	5.625%	38,000	25,080

Southwestern Energy Co.
02/01/18	7.500%	590,000	501,500

Whiting Petroleum Corp.
03/15/21	5.750%	60,000	43,740
04/01/23	6.250%	32,000	23,040

Woodside Finance Ltd.(b)
05/10/21	4.600%	625,000	633,609

Total			5,486,790

INTEGRATED ENERGY 0.3%
BP Capital Markets PLC
02/10/24	3.814%	850,000	849,556

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cenovus Energy, Inc.
09/15/23	3.800%	700,000	633,807

Petro-Canada
05/15/18	6.050%	565,000	605,639

Shell International Finance BV
05/11/25	3.250%	700,000	683,183

Total			2,772,185

LEISURE —%
AMC Entertainment, Inc.
06/15/25	5.750%	26,000	26,130

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	34,000	35,020
06/01/24	5.375%	5,000	5,050

LTF Merger Sub, Inc.(b)
06/15/23	8.500%	25,000	23,875

Total			90,075

LIFE INSURANCE 0.5%
American International Group, Inc.
02/15/24	4.125%	700,000	718,838

Five Corners Funding Trust(b)
11/15/23	4.419%	975,000	1,015,983

Metropolitan Life Global Funding I(b)
04/11/22	3.875%	835,000	871,018

Peachtree Corners Funding Trust(b)
02/15/25	3.976%	1,000,000	992,779

Principal Financial Group, Inc.
05/15/25	3.400%	850,000	828,331

Total			4,426,949

LODGING —%
Choice Hotels International, Inc.
07/01/22	5.750%	25,000	26,750

Hilton Worldwide Finance LLC/Corp.
10/15/21	5.625%	85,000	88,081

Playa Resorts Holding BV(b)
08/15/20	8.000%	47,000	47,705

RHP Hotel Properties LP/Finance Corp.
04/15/23	5.000%	7,000	7,000

Total			169,536

MEDIA AND ENTERTAINMENT 0.4%
21st Century Fox America, Inc.
03/15/33	6.550%	600,000	683,804

AMC Networks, Inc.
07/15/21	7.750%	4,000	4,210
12/15/22	4.750%	47,000	47,000

Activision Blizzard, Inc.(b)
09/15/21	5.625%	82,000	85,895
09/15/23	6.125%	18,000	19,080

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clear Channel Worldwide Holdings, Inc.
11/15/22	6.500%	48,000	46,800

MDC Partners, Inc.(b)
04/01/20	6.750%	64,000	65,920

Netflix, Inc.(b)
02/15/22	5.500%	32,000	32,800
02/15/25	5.875%	79,000	80,975

Nielsen Finance Co. SARL (The)(b)
10/01/21	5.500%	21,000	21,578

Outfront Media Capital LLC/Corp.
02/15/22	5.250%	5,000	5,119
03/15/25	5.875%	53,000	53,795

Outfront Media Capital LLC/Corp.(b)
02/15/24	5.625%	4,000	4,100

Outfront Media Capital LLC/Corp.(e)
02/15/24	5.625%	5,000	5,150

RELX Capital, Inc.
10/15/22	3.125%	700,000	679,790

Scripps Networks Interactive, Inc.
11/15/24	3.900%	525,000	501,930

Sky PLC(b)
11/26/22	3.125%	775,000	752,386

Thomson Reuters Corp.
05/23/43	4.500%	500,000	434,880

Univision Communications, Inc.(b)
09/15/22	6.750%	27,000	27,979
05/15/23	5.125%	22,000	21,175
02/15/25	5.125%	51,000	48,450

Total			3,622,816

METALS 0.1%
ArcelorMittal(c)
03/01/21	6.500%	57,000	45,879

Rio Tinto Finance USA Ltd.
06/15/25	3.750%	710,000	644,503

Vale Overseas Ltd.
01/11/22	4.375%	825,000	624,384

Total			1,314,766

MIDSTREAM 0.4%
Blue Racer Midstream LLC/Finance Corp.(b)
11/15/22	6.125%	52,000	35,880

Columbia Pipeline Group, Inc.(b)
06/01/45	5.800%	720,000	632,075

Crestwood Midstream Partners LP/Finance Corp.(b)
04/01/23	6.250%	27,000	18,833

Energy Transfer Equity LP
01/15/24	5.875%	44,000	35,860
06/01/27	5.500%	93,000	70,680

Enterprise Products Operating LLC
02/01/41	5.950%	675,000	620,014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hiland Partners LP/Finance Corp.(b)
10/01/20	7.250%	42,000	42,420

Kinder Morgan Energy Partners LP
03/01/44	5.500%	875,000	682,542

MPLX LP(b)
02/15/23	5.500%	59,000	51,625
07/15/23	4.500%	47,000	42,051
12/01/24	4.875%	51,000	45,772

Plains All American Pipeline LP/Finance Corp.
11/01/24	3.600%	575,000	461,285

Rose Rock Midstream LP/Finance Corp.(b)
11/15/23	5.625%	17,000	12,070

Sabine Pass Liquefaction LLC
04/15/23	5.625%	72,000	63,180

Targa Resources Partners LP/Finance Corp.
11/15/19	4.125%	16,000	13,320
05/01/23	5.250%	2,000	1,620
11/15/23	4.250%	37,000	28,490

Targa Resources Partners LP/Finance Corp.(b)
01/15/18	5.000%	43,000	39,775
03/15/24	6.750%	28,000	23,870

Tesoro Logistics LP/Finance Corp.(b)
10/15/19	5.500%	8,000	7,760
10/15/22	6.250%	51,000	48,322

TransCanada PipeLines Ltd.(c)
06/30/16	1.283%	525,000	524,092

Williams Partners LP
03/04/24	4.300%	1,000,000	792,441

Total			4,293,977

NATURAL GAS 0.2%
NiSource Finance Corp.
02/15/44	4.800%	595,000	604,750

Sempra Energy
10/01/22	2.875%	1,150,000	1,112,827

Total			1,717,577

OIL FIELD SERVICES 0.2%
Halliburton Co.
08/01/23	3.500%	800,000	785,138

Noble Holding International Ltd.
03/01/21	4.625%	760,000	534,802

Weatherford International LLC
06/15/37	6.800%	500,000	350,000

Total			1,669,940

OTHER FINANCIAL INSTITUTIONS —%
Icahn Enterprises LP/Finance Corp.
08/01/20	6.000%	15,000	15,126
02/01/22	5.875%	15,000	14,663

Total			29,789

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OTHER INDUSTRY —%
CB Richard Ellis Services, Inc.
03/15/25	5.250%	18,000	18,233

OTHER REIT 0.1%
CyrusOne LP/Finance Corp.
11/15/22	6.375%	21,000	21,630

Duke Realty LP
04/15/23	3.625%	750,000	732,800

Total			754,430

PACKAGING —%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b)
01/31/21	6.750%	20,000	19,200

Ball Corp.
12/15/20	4.375%	26,000	26,390

Berry Plastics Corp.
05/15/22	5.500%	13,000	12,951
07/15/23	5.125%	31,000	30,148

Berry Plastics Corp.(b)
10/15/22	6.000%	24,000	24,450

Beverage Packaging Holdings (Luxembourg) II SA (b)
12/15/16	5.625%	8,000	7,910
06/15/17	6.000%	5,000	4,838

Plastipak Holdings, Inc.(b)
10/01/21	6.500%	52,000	50,180

Reynolds Group Issuer, Inc./LLC
04/15/19	7.125%	45,000	45,787
08/15/19	9.875%	38,000	38,285

Reynolds Group Issuer, Inc./LLC(c)
02/15/21	8.250%	24,000	23,100

Signode Industrial Group Luxembourg SA/US, Inc.(b)
05/01/22	6.375%	12,000	10,200

Total			293,439

PHARMACEUTICALS 0.4%
Actavis Funding SCS
03/15/22	3.450%	1,030,000	1,031,124

Amgen, Inc.
05/22/24	3.625%	600,000	599,776

Capsugel SA PIK(b)
05/15/19	7.000%	12,000	11,730

Concordia Healthcare Corp.(b)
04/15/23	7.000%	16,000	13,880

Endo Finance LLC/Finco, Inc.(b)
02/01/25	6.000%	34,000	33,490

Gilead Sciences, Inc.
09/01/22	3.250%	1,000,000	1,006,929

Grifols Worldwide Operations Ltd.
04/01/22	5.250%	34,000	34,170

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(b)
08/01/23	6.375%	53,000	51,675

Mallinckrodt International Finance SA/CB LLC(b)
10/15/23	5.625%	27,000	25,650
04/15/25	5.500%	10,000	9,200

Quintiles Transnational Corp.(b)
05/15/23	4.875%	24,000	24,120

Roche Holdings, Inc.(b)
09/30/24	3.350%	510,000	521,969

Valeant Pharmaceuticals International, Inc.(b)
10/15/20	6.375%	84,000	80,850
07/15/21	7.500%	30,000	29,925
12/01/21	5.625%	12,000	11,100
03/01/23	5.500%	17,000	14,960
05/15/23	5.875%	55,000	49,087
04/15/25	6.125%	56,000	49,980

Total			3,599,615

PROPERTY & CASUALTY 0.5%
ACE INA Holdings, Inc.
03/13/23	2.700%	1,000,000	976,835

Alliant Holdings I LP(b)
08/01/23	8.250%	4,000	3,760

CNA Financial Corp.
11/15/19	7.350%	650,000	748,362

HUB International Ltd.(b)
10/01/21	7.875%	85,000	76,500

Hartford Financial Services Group, Inc. (The)
03/30/20	5.500%	725,000	802,570

Hub Holdings LLC/Finance, Inc. PIK(b)
07/15/19	8.125%	4,000	3,740

Liberty Mutual Group, Inc.(b)
05/01/22	4.950%	670,000	710,190

Loews Corp.
05/15/23	2.625%	1,150,000	1,095,776

Transatlantic Holdings, Inc.
11/30/39	8.000%	375,000	481,788

Total			4,899,521

RAILROADS 0.1%
Burlington Northern Santa Fe LLC
09/01/24	3.400%	900,000	900,844

CSX Corp.
03/15/44	4.100%	495,000	448,449

Florida East Coast Holdings Corp.(b)
05/01/19	6.750%	22,000	20,130

Total			1,369,423

REFINING —%
Marathon Petroleum Corp.
03/01/41	6.500%	395,000	395,220

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RESTAURANTS —%
BC ULC/New Red Finance, Inc.(b)
01/15/22	4.625%	44,000	44,110
04/01/22	6.000%	28,000	28,840

Total			72,950

RETAIL REIT 0.2%
Kimco Realty Corp.
06/01/23	3.125%	1,000,000	968,180

Simon Property Group LP
02/01/40	6.750%	415,000	547,436

Total			1,515,616

RETAILERS 0.2%
Asbury Automotive Group, Inc.
12/15/24	6.000%	16,000	16,560

Asbury Automotive Group, Inc.(b)
12/15/24	6.000%	12,000	12,390

CVS Health Corp.
07/20/22	3.500%	750,000	763,167

Dollar Tree, Inc.(b)
03/01/23	5.750%	42,000	43,470

Group 1 Automotive, Inc.
06/01/22	5.000%	12,000	11,880

Group 1 Automotive, Inc.(b)
12/15/23	5.250%	17,000	16,830

L Brands, Inc.
04/01/21	6.625%	40,000	44,300

Macy’s Retail Holdings, Inc.
07/15/34	6.700%	335,000	348,055

Penske Automotive Group, Inc.
12/01/24	5.375%	43,000	43,430

Rite Aid Corp. Junior Subordinated
02/15/27	7.700%	18,000	20,970

Rite Aid Corp.(b)
04/01/23	6.125%	60,000	62,100

Sally Holdings LLC/Capital, Inc.
12/01/25	5.625%	9,000	9,090

Target Corp.
07/01/24	3.500%	450,000	466,953

Total			1,859,195

TECHNOLOGY 0.5%
Alliance Data Systems Corp.(b)
12/01/17	5.250%	39,000	39,390
04/01/20	6.375%	23,000	23,115
08/01/22	5.375%	51,000	48,577

Ancestry.com, Inc. Junior Subordinated
12/15/20	11.000%	31,000	33,092

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apple, Inc.
05/03/23	2.400%	1,000,000	974,367

Audatex North America, Inc.(b)
06/15/21	6.000%	26,000	26,195

Cisco Systems, Inc.
06/15/25	3.500%	750,000	771,577

Equinix, Inc.
04/01/20	4.875%	31,000	32,225
01/01/22	5.375%	22,000	22,550
04/01/23	5.375%	14,000	14,280
01/15/26	5.875%	42,000	43,260

First Data Corp.(b)
11/01/20	6.750%	42,000	44,257
08/15/23	5.375%	37,000	37,185
12/01/23	7.000%	84,000	84,000
01/15/24	5.750%	96,000	94,560

HP, Inc.
06/01/21	4.300%	670,000	663,487

Hewlett Packard Enterprise Co.(b)
10/15/45	6.350%	600,000	569,605

IMS Health, Inc.(b)
11/01/20	6.000%	12,000	12,360

Infor US, Inc.(b)
08/15/20	5.750%	7,000	7,053

MSCI, Inc.(b)
11/15/24	5.250%	32,000	32,480
08/15/25	5.750%	35,000	35,875

NCR Corp.
12/15/21	5.875%	18,000	17,730
12/15/23	6.375%	7,000	6,895

NXP BV/Funding LLC(b)
06/15/22	4.625%	25,000	24,563

Oracle Corp.
04/15/38	6.500%	450,000	564,342

Plantronics, Inc.(b)
05/31/23	5.500%	18,000	17,910

Qualitytech LP/Finance Corp.
08/01/22	5.875%	31,000	31,620

Riverbed Technology, Inc.(b)
03/01/23	8.875%	41,000	37,925

VeriSign, Inc.
05/01/23	4.625%	33,000	31,952
04/01/25	5.250%	26,000	26,130

Zebra Technologies Corp.
10/15/22	7.250%	39,000	40,755

Total			4,409,312

TRANSPORTATION SERVICES 0.1%
ERAC U.S.A. Finance LLC(b)
10/15/37	7.000%	600,000	731,214

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WIRELESS 0.1%
Crown Castle International Corp.
04/15/22	4.875%	41,000	42,537
01/15/23	5.250%	28,000	29,435
Numericable-SFR(b)
05/15/22	6.000%	65,000	63,050

Rogers Communications, Inc.
10/01/23	4.100%	550,000	566,707

SBA Telecommunications, Inc.
07/15/20	5.750%	52,000	54,080

Sprint Communications, Inc.(b)
11/15/18	9.000%	68,000	71,570
03/01/20	7.000%	56,000	56,140

Sprint Corp.
09/15/21	7.250%	30,000	22,641
06/15/24	7.125%	63,000	45,439
02/15/25	7.625%	15,000	10,950

T-Mobile USA, Inc.
04/28/21	6.633%	39,000	40,462
01/15/22	6.125%	9,000	9,248
03/01/23	6.000%	34,000	34,425
04/01/23	6.625%	38,000	38,760
01/15/24	6.500%	21,000	21,420
03/01/25	6.375%	9,000	9,090
01/15/26	6.500%	61,000	61,579

Wind Acquisition Finance SA(b)
04/30/20	6.500%	23,000	24,064
07/15/20	4.750%	43,000	42,570
04/23/21	7.375%	30,000	28,350

Total			1,272,517

WIRELINES 0.6%
AT&T, Inc.
02/15/39	6.550%	1,100,000	1,236,566

CenturyLink, Inc.
04/01/20	5.625%	27,000	26,696
03/15/22	5.800%	35,000	32,077
04/01/25	5.625%	26,000	21,970

DIRECTV Holdings LLC/Financing Co., Inc.
03/15/22	3.800%	770,000	774,869

Deutsche Telekom International Finance BV
08/20/18	6.750%	325,000	362,299

Frontier Communications Corp.
07/01/21	9.250%	8,000	7,860
04/15/24	7.625%	67,000	56,280
01/15/25	6.875%	26,000	21,417

Frontier Communications Corp.(b)
09/15/20	8.875%	11,000	11,138
09/15/22	10.500%	23,000	22,914
09/15/25	11.000%	58,000	57,420

Level 3 Communications, Inc.
12/01/22	5.750%	31,000	31,697

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Financing, Inc.
06/01/20	7.000%	6,000	6,270
01/15/21	6.125%	20,000	20,700
08/15/22	5.375%	23,000	23,345
02/01/23	5.625%	19,000	19,380

Level 3 Financing, Inc.(b)
01/15/24	5.375%	10,000	10,050

Orange SA
07/08/19	5.375%	800,000	881,565

Telecom Italia SpA(b)
05/30/24	5.303%	44,000	43,450

Telefonica Emisiones SAU
06/20/36	7.045%	325,000	390,568

Verizon New York, Inc.
04/01/32	7.375%	1,200,000	1,354,664

Windstream Services LLC
10/15/20	7.750%	5,000	4,213

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	5,000	5,388
04/01/23	6.000%	72,000	68,040
05/15/25	6.375%	13,000	12,090

Total			5,502,926

Total Corporate Bonds & Notes
(Cost: $114,157,678)			111,981,080

Residential Mortgage-Backed Securities — Agency 7.4%
Federal Home Loan Mortgage Corp.
05/01/39 - 08/01/41	4.500%	4,592,404	4,955,117
10/01/26 - 06/01/45	3.500%	25,625,721	26,422,783
02/01/45 - 03/01/45	4.000%	1,646,566	1,741,146
04/01/32 - 06/01/37	6.000%	751,782	848,943
05/01/18 - 02/01/38	5.500%	965,393	1,069,274
04/01/32	7.000%	74,778	87,400
02/01/17 - 07/01/32	6.500%	818,074	931,576
08/01/18 - 05/01/41	5.000%	2,020,850	2,195,927
07/01/43 - 08/01/43	3.000%	5,316,107	5,318,195

Federal Home Loan Mortgage Corp.(e)
01/13/46	4.000%	5,520,000	5,831,254

Federal National Mortgage Association
11/01/26 - 09/01/40	4.000%	4,525,852	4,789,992
06/01/17 - 09/01/32	6.500%	271,250	307,593
11/01/16 - 12/01/28	6.000%	159,040	178,735
03/01/26 - 12/01/32	7.000%	965,847	1,059,923
02/01/38 - 03/01/38	5.500%	718,870	807,720
04/01/26 - 10/01/29	3.500%	8,195,951	8,595,000

Federal National Mortgage Association(f)
10/01/40	4.500%	954,569	1,032,798

Government National Mortgage Association
02/15/45	3.500%	5,268,768	5,486,528

Total Residential Mortgage-Backed Securities — Agency
(Cost: $70,332,393)			71,659,904

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Residential Mortgage-Backed Securities — Non-Agency 0.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Resecuritization Trust CMO Series 2009-12 Class 9A1(b)(c)
05/26/36	2.805%	375,922	378,521

Mill City Mortgage Trust(b) CMO Series 15-1 Class A1
06/25/56	2.230%	1,441,958	1,438,457
Series 2015-2
09/25/57	3.000%	1,500,000	1,507,535

Springleaf Mortgage Loan Trust(b) CMO Series 2013-1A Class A
06/25/58	1.270%	386,456	382,401
CMO Series 2013-2A Class A
12/25/65	1.780%	430,931	430,568
CMO Series 2013-3A Class A
09/25/57	1.870%	919,962	916,450

Towd Point Mortgage Trust(b) CMO Series 15-5 Class A1
05/25/55	3.500%	1,462,854	1,487,870
CMO Series 15-6 Class A1
04/25/55	3.500%	1,484,025	1,493,374
CMO Series 2015-4 Class A1
04/26/55	3.500%	1,050,499	1,064,279

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $9,128,834)			9,099,455

Commercial Mortgage-Backed Securities —Agency 3.0%
Government National Mortgage Association
Series 2011-149 Class A
10/16/46	3.000%	47,909	48,083
Series 2011-161 Class A
01/16/34	1.738%	1,233,143	1,233,074
Series 2012-111 Class AC
04/16/47	2.211%	300,937	301,451
Series 2012-25 Class A
11/16/42	2.575%	1,916,101	1,945,209
Series 2012-79 Class A
04/16/39	1.800%	664,091	656,693
Series 2013-12 Class A
10/16/42	1.410%	1,110,133	1,087,944
Series 2013-146 Class AH
08/16/40	2.000%	964,394	968,397
Series 2013-17 Class AH
10/16/43	1.558%	933,533	918,465
Series 2013-194 Class AB
05/16/38	2.250%	727,341	729,538
Series 2013-2 Class AB
12/16/42	1.600%	766,314	757,882
Series 2013-30 Class A
05/16/42	1.500%	1,748,364	1,709,343
Series 2013-32 Class AB
01/16/42	1.900%	589,676	582,522
Series 2013-33 Class A
07/16/38	1.061%	1,773,762	1,718,392
Series 2013-40 Class A
10/16/41	1.511%	1,066,400	1,049,241
Series 2013-45 Class A
10/16/40	1.450%	2,615,331	2,572,335

Commercial Mortgage-Backed Securities —Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-50 Class AH
06/16/39	2.100%	1,039,264	1,033,932
Series 2013-57 Class A
06/16/37	1.350%	2,551,658	2,516,369
Series 2013-61 Class A
01/16/43	1.450%	1,219,614	1,192,401
Series 2013-73 Class AE
01/16/39	1.350%	481,409	469,659
Series 2013-78 Class AB
07/16/39	1.624%	1,193,108	1,170,233
Series 2014-24 Class BA
07/16/38	2.100%	982,256	983,066
Series 2014-47 Class AB
08/16/40	2.250%	736,464	741,031
Series 2014-64 Class A
02/16/45	2.200%	915,060	919,502
Series 2014-67 Class AE
05/16/39	2.150%	568,946	582,965
Series 2015-109 Class A
02/16/40	2.528%	593,572	597,574
Series 2015-21 Class A
11/16/42	2.600%	607,725	614,757
Series 2015-5 Class KA
11/16/39	2.500%	525,671	529,774
Series 2015-78 Class A
06/16/40	2.918%	1,476,784	1,502,627

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $29,657,911)			29,132,459

Commercial Mortgage-Backed Securities — Non-Agency 3.2%
American Homes 4 Rent Trust(b)
Series 2014-SFR2 Class A
10/17/36	3.786%	1,275,204	1,283,455
Series 2014-SFR3 Class A
12/17/36	3.678%	1,419,789	1,417,579
Series 2015-SFR2 Class A
10/17/45	3.732%	772,836	771,459

American Homes 4 Rent Series 2015-SFR1 Class A(b)
04/17/52	3.467%	1,309,145	1,285,355

Americold 2010 LLC Trust Series 2010-ARTA Class A1(b)
01/14/29	3.847%	370,355	386,051

Banc of America Commercial Mortgage Trust Series 2006-4 Class A4
07/10/46	5.634%	1,539,607	1,552,110

Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW14 Class A4
12/11/38	5.201%	1,971,317	2,009,385

CD Mortgage Trust Series 2007-CD5 Class A4
11/15/44	5.886%	832,658	863,474

COBALT CMBS Commercial Mortgage Trust Series 2007-C2 Class A3(c)
04/15/47	5.484%	2,633,089	2,706,210

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4
10/15/49	5.431%	767,310	777,584

Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4
12/11/49	5.322%	1,584,911	1,614,812

Colony Multifamily Mortgage Trust Series 2014-1 Class A(b)
04/20/50	2.543%	669,334	666,646

DBUBS Mortgage Trust Series 2011-LC1A Class A3(b)
11/10/46	5.002%	225,000	248,013

GS Mortgage Securities Trust Series 2006-GG8 Class A4
11/10/39	5.560%	419,446	418,725

General Electric Capital Assurance Co. Series 2003-1 Class A5(b)
05/12/35	5.743%	350,585	378,966

JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class A4
06/12/47	5.440%	486,841	498,526

JPMorgan Chase Commercial Mortgage Securities Trust(b) Series 2009-IWST Class A2
12/05/27	5.633%	500,000	559,059
Series 2010-C1 Class A1
06/15/43	3.853%	11,019	11,036
Series 2010-CNTR Class A2
08/05/32	4.311%	700,000	747,609
Series 2011-C3 Class A4
02/15/46	4.717%	650,000	703,861

LB-UBS Commercial Mortgage Trust Series 2007-C2 Class A3
02/15/40	5.430%	893,463	916,950
Series 2007-C7 Class A3
09/15/45	5.866%	626,038	657,023

Morgan Stanley Capital I Trust(b) Series 2011-C1 Class A4
09/15/47	5.033%	450,000	494,919

Morgan Stanley Capital I Trust(c) Series 2006-T23 Class A4
08/12/41	5.847%	562,111	566,056
Series 2007-T27 Class A1A
06/11/42	5.645%	1,128,877	1,178,732
Series 2007-T27 Class A4
06/11/42	5.645%	2,065,646	2,158,144

Morgan Stanley Re-Remic Trust(b)(c) Series 2009-GG10 Class A4A
08/12/45	5.795%	1,546,330	1,588,565
Series 2010-GG10 Class A4A
08/15/45	5.795%	1,751,368	1,797,243

Wachovia Bank Commercial Mortgage Trust Series 2006-C24 Class A1A
03/15/45	5.557%	563,251	562,571
Series 2006-C26 Class A3
06/15/45	6.011%	841,596	845,697
Series 2006-C29 Class A1A
11/15/48	5.297%	893,034	912,806

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $31,096,850)			30,578,621

Asset-Backed Securities — Non-Agency 1.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARI Fleet Lease Trust Series 2015-A Class A2(b)
11/15/18	1.110%	650,000	646,432

AmeriCredit Automobile Receivables Trust Series 2015-2 Class A2A
09/10/18	0.830%	479,041	478,322

Subordinated, Series 2013-4 Class B
09/10/18	1.660%	400,000	399,934

American Credit Acceptance Receivables Trust(b) Series 2015-2 Class A
06/12/19	1.570%	285,315	284,733
Series 2015-3 Class A
09/12/19	1.950%	538,476	536,854

CCG Receivables Trust Series 2015-1 Class A2(b)
11/14/18	1.460%	1,915,000	1,908,877

California Republic Auto Receivables Trust Series 2015-1 Class A3
04/15/19	1.330%	600,000	596,981

California Republic Auto Receivables Trust(b) Subordinated, Series 2012-1 Class B
01/16/18	1.760%	650,000	650,378

CarFinance Capital Auto Trust(b) Series 2013-2A Class A
11/15/17	1.750%	9,779	9,780
Series 2014-1A Class A
12/17/18	1.460%	151,281	151,048
Series 2015-1A Class A
06/15/21	1.750%	418,690	414,063

DT Auto Owner Trust Series 2014-3A Class A(b)
04/16/18	0.980%	169,739	169,604

Diamond Resorts Owner Trust Series 2013-2 Class A(b)
05/20/26	2.270%	301,009	301,543

Drive Auto Receivables Trust(b) Series 2015-AA Class A3
07/16/18	1.430%	725,000	724,849
Series 2015-DA Class A3
12/17/18	1.590%	275,000	274,167

Exeter Automobile Receivables Trust(b) Series 2014-3A Class A
01/15/19	1.320%	245,413	244,925
Series 2015-1A Class A
06/17/19	1.600%	522,783	521,466
Series 2015-2A Class A
11/15/19	1.540%	1,033,820	1,028,804
Series 2015-3A Class A
03/16/20	2.000%	1,364,475	1,359,766

First Investors Auto Owner Trust Series 2014-3A Class A2(b)
11/15/18	1.060%	237,605	237,459

Hertz Fleet Lease Funding LP Series 2013-3 Class A(b)(c)
12/10/27	0.843%	250,812	251,014

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilton Grand Vacations Trust(b) Series 2013-A Class A
01/25/26	2.280%	603,187	604,278

Series 2014-AA Class A
11/25/26	1.770%	856,122	844,781

Hyundai Auto Lease Securitization Trust Series 2015-A Class A3(b)
09/17/18	1.420%	895,000	894,801

MVW Owner Trust Series 2015-1A Class A(b)
12/20/32	2.520%	550,899	549,524

Navient Private Education Loan Trust Series 2015-AA Class A1(b)(c)
12/15/21	0.831%	211,994	211,367

New York City Tax Lien Trust Series 2014-A Class A(b)
11/10/27	1.030%	65,948	65,838

PFS Tax Lien Trust Series 2014-1 Class NOTE(b)
04/15/16	1.440%	199,239	198,515

SLM Private Education Loan Trust(b) Series 2012-A Class A2
01/17/45	3.830%	400,000	412,666

SLM Private Education Loan Trust(b)(c) Series 2014-A Class A1
07/15/22	0.931%	447,656	446,483

SMART ABS Trust Series 2015-1US Class A3A
09/14/18	1.500%	440,000	438,508

SMB Private Education Loan Trust Series 2015-B Class A1(b)(c)
02/15/23	1.031%	240,002	239,648

Sierra Timeshare Receivables Funding Co. LLC Series 2010-3A Class A(b)
11/20/25	3.510%	33,976	34,005

TAL Advantage V LLC Series 2014-2A Class A1(b)
05/20/39	1.700%	506,487	501,189

Volvo Financial Equipment LLC Series 2015-1A Class A3(b)
06/17/19	1.510%	850,000	850,174

Westlake Automobile Receivables Trust Series 2015-1A Class A2(b)
03/15/18	1.170%	1,101,463	1,098,648

Total Asset-Backed Securities — Non-Agency
(Cost: $18,622,543)			18,581,424

Inflation-Indexed Bonds 0.6%
UNITED STATES 0.6%
U.S. Treasury Inflation-Indexed Bond
04/15/17	0.125%	6,162,419	6,150,143

Total Inflation-Indexed Bonds
(Cost: $6,229,471)			6,150,143

U.S. Treasury Obligations 3.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
08/15/40	3.875%	21,827,000	25,518,841
07/31/18	1.375%	4,813,000	4,831,424

Total U.S. Treasury Obligations
(Cost: $30,771,428)			30,350,265

Foreign Government Obligations(g) 0.6%
CANADA 0.5%
Province of Nova Scotia
01/26/17	5.125%	1,000,000	1,040,644

Province of Ontario
02/14/18	1.200%	1,625,000	1,615,517

Province of Quebec
05/14/18	4.625%	1,475,000	1,580,455

Total			4,236,616

MEXICO 0.1%
Pemex Project Funding Master Trust
01/21/21	5.500%	1,000,000	1,008,700

Total Foreign Government Obligations
(Cost: $5,244,561)			5,245,316

Municipal Bonds 0.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ILLINOIS 0.1%
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011
03/01/17	5.365%	1,200,000	1,242,060

Total Municipal Bonds
(Cost: $1,240,626)			1,242,060

Senior Loans —%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
HEALTH CARE —%
American Renal Holdings, Inc. 2nd Lien Term Loan(c)(h)
03/20/20	8.500%	22,000	21,230

PHARMACEUTICALS —%
Concordia Healthcare Corp. Term Loan(c)(h)
10/21/21	5.250%	19,000	18,204

RETAILERS —%
Rite Aid Corp. Tranche 1 2nd Lien Term Loan(c)(h)
08/21/20	5.750%	34,000	34,017

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

(Percentages represent value of investments compared to net assets)

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
TECHNOLOGY —%
Applied Systems, Inc. 2nd Lien Term Loan(c)(h)
01/24/22	7.500%	4,000	3,660

Microsemi Corp. Tranche B Term Loan(c)(e)(h)
01/17/23	5.250%	42,000	41,181

Riverbed Technology, Inc. Term Loan(c)(h)
04/25/22	6.000%	28,308	28,141

Total			72,982

Total Senior Loans
(Cost: $147,363)			146,433

Money Market Funds 4.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(i)(j)	45,378,772	45,378,772

Total Money Market Funds
(Cost: $45,378,772)		45,378,772

Total Investments
(Cost: $911,118,336)		971,509,256

Other Assets & Liabilities, Net		(7,057,898)

Net Assets		964,451,358

At December 31, 2015, securities totaling $67,132 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 5YR NOTE (CBT)	20	USD	2,366,406	03/2016	—	(6,755)

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2015, the value of these securities amounted to $55,854,617 or 5.79% of net assets.

(c)	Variable rate security.

(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2015, the value of these securities amounted to $13,770, which represents less than 0.01% of net assets.

(e)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(g)	Principal and interest may not be guaranteed by the government.

(h)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(i)	The rate shown is the seven-day current annualized yield at December 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Notes to Portfolio of Investments (continued)

(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	95,141,482	287,088,563	(336,851,273)	45,378,772	97,923	45,378,772

Abbreviation Legend

ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs,

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	74,348,278	—	—	74,348,278

Consumer Staples	49,143,221	—	—	49,143,221

Energy	34,331,640	—	—	34,331,640

Financials	114,939,958	—	—	114,939,958

Health Care	114,177,615	—	—	114,177,615

Industrials	59,301,103	—	—	59,301,103

Information Technology	131,354,256	—	—	131,354,256

Materials	9,013,102	—	—	9,013,102

Telecommunication Services	16,796,579	—	—	16,796,579

Utilities	8,557,572	—	—	8,557,572

Total Common Stocks	611,963,324	—	—	611,963,324

Corporate Bonds & Notes	—	111,981,080	—	111,981,080

Residential Mortgage-Backed Securities — Agency	—	71,659,904	—	71,659,904

Residential Mortgage-Backed Securities — Non-Agency	—	9,099,455	—	9,099,455

Commercial Mortgage-Backed Securities — Agency	—	29,132,459	—	29,132,459

Commercial Mortgage-Backed Securities — Non-Agency	—	30,578,621	—	30,578,621

Asset-Backed Securities — Non-Agency	—	18,581,424	—	18,581,424

Inflation-Indexed Bonds	—	6,150,143	—	6,150,143

U.S. Treasury Obligations	30,350,265	—	—	30,350,265

Foreign Government Obligations	—	5,245,316	—	5,245,316

Municipal Bonds	—	1,242,060	—	1,242,060

Senior Loans	—	121,543	24,890	146,433
Money Market Funds	—	45,378,772	—	45,378,772

Total Investments	642,313,589	329,170,777	24,890	971,509,256

Derivatives

Liabilities Futures Contracts	(6,755)	—	—	(6,755)

Total	642,306,834	329,170,777	24,890	971,502,501

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	95,141,482	95,141,482	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
—	3,894	3,894	—

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $865,739,564)	$926,130,484

Affiliated issuers (identified cost $45,378,772)	45,378,772

Total investments (identified cost $911,118,336)	971,509,256

Foreign currency (identified cost $21,002)	21,002

Receivable for:

Investments sold	258,455

Investments sold on a delayed delivery basis	3,019,790

Dividends	649,315

Interest	2,142,670

Foreign tax reclaims	25,384

Variation margin	2,813

Expense reimbursement due from Investment Manager	86,566

Prepaid expenses	3,918

Total assets	977,719,169

Liabilities

Due to custodian	23,791

Payable for:

Investments purchased	2,593,454

Investments purchased on a delayed delivery basis	8,899,673

Capital shares purchased	748,646

Investment management fees	523,816

Distribution and/or service fees	102,584

Transfer agent fees	49,240

Administration fees	47,258

Compensation of board members	65,304

Other expenses	214,045

Total liabilities	13,267,811

Net assets applicable to outstanding capital stock	$964,451,358

Represented by

Trust capital	$964,451,358

Total — representing net assets applicable to outstanding capital stock	$964,451,358

Class 1

Net assets	$2,667

Shares outstanding	121

Net asset value per share(a)	$22.00

Class 2

Net assets	$2,657

Shares outstanding	121

Net asset value per share(a)	$21.91

Class 3

Net assets	$964,446,034

Shares outstanding	43,822,012

Net asset value per share	$22.01

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$25,103,437

Dividends — affiliated issuers	97,923

Interest	8,211,083

Foreign taxes withheld	(35,729)

Total income	33,376,714

Expenses:

Investment management fees	6,217,315

Distribution and/or service fees

Class 2	7

Class 3	1,217,961

Transfer agent fees

Class 1	2

Class 2	2

Class 3	584,602

Administration fees	560,883

Compensation of board members	21,683

Custodian fees	42,796

Printing and postage fees	432,116

Audit fees	26,736

Legal fees	12,052

Other	20,234

Total expenses	9,136,389

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(188,114)

Total net expenses	8,948,275

Net investment income	24,428,439

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	40,963,608

Foreign currency translations	(1,698)

Futures contracts	14,148

Net realized gain	40,976,058

Net change in unrealized appreciation (depreciation) on:

Investments	(48,799,591)

Foreign currency translations	322

Futures contracts	(13,380)

Net change in unrealized depreciation	(48,812,649)

Net realized and unrealized loss	(7,836,591)

Net increase in net assets resulting from operations	$16,591,848

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	27

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31, 2015	Year ended December 31, 2014
Operations

Net investment income	$24,428,439	$9,649,046

Net realized gain	40,976,058	106,122,430

Net change in unrealized depreciation	(48,812,649)	(24,011,159)

Net increase in net assets resulting from operations	16,591,848	91,760,317

Decrease in net assets from capital stock activity	(25,118,019)	(67,245,164)

Total increase (decrease) in net assets	(8,526,171)	24,515,153

Net assets at beginning of year	972,977,529	948,462,376

Net assets at end of year	$964,451,358	$972,977,529

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year ended December 31, 2015		Year ended December 31, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	—	—	121	2,500

Net increase	—	—	121	2,500

Class 2 shares

Subscriptions	—	—	121	2,500

Net increase	—	—	121	2,500

Class 3 shares

Subscriptions	1,002,127	21,953,420	327,104	6,861,141

Redemptions	(2,143,320)	(47,071,439)	(3,638,726)	(74,111,305)

Net decrease	(1,141,193)	(25,118,019)	(3,311,622)	(67,250,164)

Total net decrease	(1,141,193)	(25,118,019)	(3,311,380)	(67,245,164)

(a)	Class 1 and Class 2 shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	29

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year ended December 31,
Class 1	2015	2014(a)
Per share data
Net asset value, beginning of period	$21.59	$20.62

Income from investment operations:

Net investment income	0.59 (b)	0.12

Net realized and unrealized gain (loss)	(0.18)	0.85

Total from investment operations	0.41	0.97

Net asset value, end of period	$22.00	$21.59

Total return	1.90%	4.71%

Ratios to average net assets(c)

Total gross expenses	0.76%	0.78	%(d)

Total net expenses(e)	0.76%	0.78	%(d)

Net investment income	2.69%	1.04	%(d)

Supplemental data

Net assets, end of period (in thousands)	$3	$3

Portfolio turnover	89%	94%

Notes to Financial Highlights

(a)	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.33 per share.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended December 31,
Class 2	2015	2014(a)
Per share data
Net asset value, beginning of period	$21.56	$20.62

Income from investment operations:

Net investment income	0.53 (b)	0.09

Net realized and unrealized gain (loss)	(0.18)	0.85

Total from investment operations	0.35	0.94

Net asset value, end of period	$21.91	$21.56

Total return	1.62%	4.56%

Ratios to average net assets(c)

Total gross expenses	1.01%	1.03	%(d)

Total net expenses(e)	1.01%	1.03	%(d)

Net investment income	2.43%	0.78	%(d)

Supplemental data

Net assets, end of period (in thousands)	$3	$3

Portfolio turnover	89%	94%

Notes to Financial Highlights

(a)	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.33 per share.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	31

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended December 31,
Class 3	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$21.64	$19.65	$16.18	$14.16	$13.83

Income from investment operations:

Net investment income	0.55 (a)	0.21	0.19	0.24	0.25

Net realized and unrealized gain (loss)	(0.18)	1.78	3.28	1.78	0.08

Total from investment operations	0.37	1.99	3.47	2.02	0.33

Less distributions to shareholders:

Net asset value, end of period	$22.01	$21.64	$19.65	$16.18	$14.16

Total return	1.71%	10.13%	21.45%	14.26%	2.39%

Ratios to average net assets(b)

Total gross expenses	0.94%	0.92%	0.93%	0.92%	0.90%

Total net expenses(c)	0.92%	0.92%	0.89%	0.80%	0.83%

Net investment income	2.51%	1.02%	1.08%	1.57%	1.81%

Supplemental data

Net assets, end of period (in thousands)	$964,446	$972,972	$948,462	$847,579	$846,880

Portfolio turnover	89%	94%	129%	127%	192%

Notes to Financial Highlights

(a)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.33 per share.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Balanced Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services —Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Annual Report 2015	33

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

34	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the

Annual Report 2015	35

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	6,755	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	14,148
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(13,380)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts($)*
Futures contracts — Long	6,014,863

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with

36	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the

Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest

Annual Report 2015	37

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the

38	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.64% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $2,638.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Annual Report 2015	39

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 Through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	0.790%	0.790%	0.800%
Class 2	1.040	1.040	1.050
Class 3	0.915	0.915	0.925

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $848,942,773 and $813,250,303, respectively, for the year ended December 31, 2015, of which $323,768,875 and $332,004,304, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the

40	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further,

Annual Report 2015	41

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

42	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio - Balanced Fund (the “Fund,” a series of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 18, 2016

Annual Report 2015	43

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees
Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

44	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003- 2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980- 1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2015	45

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	124	Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

46	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182

Chairman of the Board,

Columbia Management

Investment Advisers,

LLC since May 2010;

Director, Columbia

Management

Investment Distributors,

Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015	47

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

48	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – BALANCED FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	49

Columbia Variable Portfolio – Balanced Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contains this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6677 F (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Variable Portfolio — Mid Cap Growth Fund (the Fund) Class 3 shares returned 5.49% for the 12 months that ended December 31, 2015.

■	The Fund outperformed its benchmark, the Russell Midcap Growth Index, which returned -0.20% during the same period.

■	Stock selection in the information technology, industrials and consumer discretionary sectors was particularly strong, followed by health care and financials.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	5.62	7.10	6.20
Class 2*	05/03/10	5.36	6.84	6.01
Class 3	05/01/01	5.49	6.98	6.13
Russell Midcap Growth Index		-0.20	11.54	8.16

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

George Myers, CFA

Brian Neigut

James King

William Chamberlain, CFA

Top Ten Holdings (%) (at December 31, 2015)
Activision Blizzard, Inc.	2.7
Sherwin-Williams Co. (The)	1.8
Foot Locker, Inc.	1.7
Dollar General Corp.	1.7
Signature Bank	1.6
Electronic Arts, Inc.	1.5
Palo Alto Networks, Inc.	1.5
Concho Resources, Inc.	1.5
Ross Stores, Inc.	1.4
Constellation Brands, Inc., Class A	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	95.9
Money Market Funds	4.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	24.8
Consumer Staples	4.9
Energy	2.2
Financials	11.2
Health Care	14.6
Industrials	13.7
Information Technology	21.7
Materials	5.7
Telecommunication Services	1.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

For the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned 5.49%. The Fund outperformed its benchmark, the Russell Midcap Growth Index, which returned -0.20% for the same time period. Fund performance was largely driven by stock selection, as we aim to keep sector weights relatively close to those of the benchmark. Stock selection in the information technology, industrials and consumer discretionary sectors was particularly strong, followed by health care and financials. Stock selection in the telecommunications services sector and an overweight in the poor-performing energy sector detracted from relative results.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued for a fourth straight year, with China’s slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. In the United States, another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A widening trade deficit also took a significant bite out of growth. The U.S. economy rebounded despite these setbacks, and the seven-year expansion remained intact. The labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales, and solid holiday spending cheered retailers. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets as most foreign stock markets ended the year in the red.

In December, the Federal Reserve (Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. The move was well received by the stock market, which had plenty of notice that it was coming after several delays and the slow-walking of the policy shift by Fed chair Janet Yellen.

Contributors and Detractors

We generally keep Fund sector weights close to those of the Russell Midcap Growth Index, and any over- or under-weights are more of a reflection of the bottom-up analysis of individual stocks in those sectors. As a result, Fund performance is largely driven by individual stock selection. During the calendar year 2015, stock selection was particularly strong in the information technology, industrials and consumer discretionary sectors, followed by health care and financials. In the technology sector, video game makers Activision Blizzard and Electronic Arts were top contributors.

4	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investors continued to appreciate Activision’s positioning in the current console cycle and the margin benefits it receives as players migrate toward digital content. Activision’s Call of Duty franchise dominated holiday sales. The company has other highly profitable franchises, including World of Warcraft and Destiny. Electronic Arts continued its surge of positive margin growth through the year after reporting extremely strong fourth quarter 2014 earnings. The major industry trend continues to be a move toward online gaming, and both companies are leaders in developing games to take advantage of that shift.

In the health care sector, Pharmacyclics, a biotechnology company that develops therapies for treatment of cancer and immune-related diseases, was the top contributor for the period. Pharmacyclics shares advanced as AbbVie announced plans to acquire the company at a significant premium. We sold the stock. Tyson Foods, in the consumer staples sector, was another top contributor. Shares of Tyson, a leading global protein and food-production company, rallied after it raised its guidance on 2016 earnings per share. We like the company’s long-term, value-added growth strategy, which we believe has the potential to result in a higher and more stable earnings stream over time.

Stock selection in telecommunications services detracted somewhat from relative results, as did an overweight in the weak-performing energy sector. The top detractor for the period was PVH Corporation, which owns brands such as Tommy Hilfiger and Calvin Klein. We added to the Fund’s position on price weakness because we believe it has experienced diversification benefits from its 2013 acquisition of Warnaco. In the energy sector, Whiting Petroleum lost ground as a slump in oil prices caused a broad sell off. We sold the stock based on a lowered 2016 production outlook. United Rentals also disappointed as weather disruptions, foreign currency headwinds and weakness in the energy end markets weighed on results.

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	974.30	1,021.37	3.78	3.87	0.76
Class 2	1,000.00	1,000.00	973.10	1,020.11	5.02	5.14	1.01
Class 3	1,000.00	1,000.00	973.70	1,020.77	4.38	4.48	0.88

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 97.1%
Issuer	Shares	Value ($)

CONSUMER DISCRETIONARY 24.1%
Auto Components 2.2%

BorgWarner, Inc.	38,556	1,666,776

Delphi Automotive PLC	42,908	3,678,503

Visteon Corp.(a)	12,741	1,458,844

Total		6,804,123

Hotels, Restaurants & Leisure 3.4%

Chipotle Mexican Grill, Inc.(a)	3,845	1,845,023

Domino’s Pizza, Inc.	14,571	1,621,024

Hilton Worldwide Holdings, Inc.	131,159	2,806,803

Norwegian Cruise Line Holdings Ltd.(a)	38,529	2,257,799

Starwood Hotels & Resorts Worldwide, Inc.	31,880	2,208,646

Total		10,739,295

Household Durables 2.6%

Harman International Industries, Inc.	35,418	3,336,730

Lennar Corp., Class A	39,464	1,930,184

Mohawk Industries, Inc.(a)	14,960	2,833,274

Total		8,100,188

Internet & Catalog Retail 1.1%

Expedia, Inc.	26,403	3,281,893

Leisure Products 0.6%

Polaris Industries, Inc.	20,049	1,723,212

Media 1.8%

Cinemark Holdings, Inc.	71,903	2,403,717

Interpublic Group of Companies, Inc. (The)	135,467	3,153,672

Total		5,557,389

Multiline Retail 1.6%

Dollar General Corp.	71,370	5,129,362

Specialty Retail 7.9%

Advance Auto Parts, Inc.	9,907	1,491,103

Best Buy Co., Inc.	41,213	1,254,936

Foot Locker, Inc.	79,449	5,171,335

L Brands, Inc.	22,516	2,157,483

Michaels Companies, Inc. (The)(a)	94,754	2,095,011

O’Reilly Automotive, Inc.(a)	14,086	3,569,674

Ross Stores, Inc.	78,479	4,222,955

Tractor Supply Co.	37,212	3,181,626

Ulta Salon Cosmetics & Fragrance, Inc.(a)	8,904	1,647,240

Total		24,791,363

Textiles, Apparel & Luxury Goods 2.9%

Carter’s, Inc.	23,127	2,058,997

Kate Spade & Co.(a)	97,021	1,724,063

PVH Corp.	27,807	2,047,986

Common Stocks (continued)
Issuer	Shares	Value ($)

Skechers U.S.A., Inc., Class A(a)	110,114	3,326,544

Total		9,157,590

Total Consumer Discretionary		75,284,415

CONSUMER STAPLES 4.8%
Beverages 2.3%

Brown-Forman Corp., Class B	29,277	2,906,621

Constellation Brands, Inc., Class A	29,610	4,217,648

Total		7,124,269

Food Products 2.5%

Hain Celestial Group, Inc. (The)(a)	41,450	1,674,165

Pilgrim’s Pride Corp.	87,459	1,931,969

Tyson Foods, Inc., Class A	50,287	2,681,806

WhiteWave Foods Co. (The), Class A(a)	38,770	1,508,541

Total		7,796,481

Total Consumer Staples		14,920,750

ENERGY 2.1%
Oil, Gas & Consumable Fuels 2.1%

Cabot Oil & Gas Corp.	83,753	1,481,590

Concho Resources, Inc.(a)	47,524	4,413,079

Continental Resources, Inc.(a)	28,007	643,601

Total		6,538,270

Total Energy		6,538,270

FINANCIALS 10.8%
Banks 2.0%

Signature Bank(a)	32,388	4,967,347

SVB Financial Group(a)	10,643	1,265,453

Total		6,232,800

Capital Markets 1.4%

Affiliated Managers Group, Inc.(a)	16,077	2,568,461

T. Rowe Price Group, Inc.	26,746	1,912,072

Total		4,480,533

Diversified Financial Services 2.7%

CBOE Holdings, Inc.	21,652	1,405,215

McGraw Hill Financial, Inc.	40,153	3,958,283

Moody’s Corp.	29,419	2,951,902

Total		8,315,400

Insurance 0.7%

Aon PLC	25,745	2,373,947

Real Estate Investment Trusts (REITs) 3.0%

Alexandria Real Estate Equities, Inc.	26,456	2,390,564

Crown Castle International Corp.	35,907	3,104,160

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)

Extra Space Storage, Inc.	43,195	3,810,231

Total		9,304,955

Real Estate Management & Development 0.4%

CBRE Group, Inc., Class A(a)	33,124	1,145,428

Thrifts & Mortgage Finance 0.6%

Radian Group, Inc.	142,981	1,914,516

Total Financials		33,767,579

HEALTH CARE 14.1%
Biotechnology 4.0%

Alkermes PLC(a)	27,614	2,191,999

BioMarin Pharmaceutical, Inc.(a)	29,813	3,123,210

Bluebird Bio, Inc.(a)	22,133	1,421,381

Incyte Corp.(a)	29,984	3,251,765

Medivation, Inc.(a)	32,100	1,551,714

Ultragenyx Pharmaceutical, Inc.(a)	8,740	980,453

Total		12,520,522

Health Care Equipment & Supplies 4.4%

Align Technology, Inc.(a)	32,145	2,116,748

Cooper Companies, Inc. (The)	5,788	776,750

CR Bard, Inc.	19,089	3,616,220

DENTSPLY International, Inc.	26,435	1,608,570

DexCom, Inc.(a)	30,066	2,462,405

IDEXX Laboratories, Inc.(a)	29,857	2,177,173

Intuitive Surgical, Inc.(a)	2,032	1,109,797

Total		13,867,663

Health Care Providers & Services 2.1%

AmerisourceBergen Corp.	15,574	1,615,180

Cardinal Health, Inc.	19,616	1,751,120

Centene Corp.(a)	22,881	1,505,799

Henry Schein, Inc.(a)	11,138	1,761,920

Total		6,634,019

Health Care Technology 1.3%

Cerner Corp.(a)	42,767	2,573,290

IMS Health Holdings, Inc.(a)	54,891	1,398,074

Total		3,971,364

Pharmaceuticals 2.3%

Endo International PLC(a)	27,475	1,682,020

Jazz Pharmaceuticals PLC(a)	14,386	2,022,096

Mallinckrodt PLC(a)	24,740	1,846,346

Zoetis, Inc.	31,901	1,528,696

Total		7,079,158

Total Health Care		44,072,726

Common Stocks (continued)
Issuer	Shares	Value ($)

INDUSTRIALS 13.4%
Aerospace & Defense 1.3%

Rockwell Collins, Inc.	22,834	2,107,578

Spirit AeroSystems Holdings, Inc., Class A(a)	41,283	2,067,040

Total		4,174,618

Airlines 2.1%

Alaska Air Group, Inc.	32,977	2,654,978

Southwest Airlines Co.	86,620	3,729,857

Total		6,384,835

Building Products 0.5%

Fortune Brands Home & Security, Inc.	27,961	1,551,835

Electrical Equipment 2.2%

Acuity Brands, Inc.	8,096	1,892,845

AMETEK, Inc.	63,524	3,404,251

Rockwell Automation, Inc.	15,520	1,592,507

Total		6,889,603

Industrial Conglomerates 0.9%

Roper Technologies, Inc.	14,030	2,662,754

Machinery 2.7%

Flowserve Corp.	27,982	1,177,482

Ingersoll-Rand PLC	32,571	1,800,851

Middleby Corp. (The)(a)	27,796	2,998,354

Wabtec Corp.	36,080	2,566,010

Total		8,542,697

Professional Services 1.6%

Nielsen Holdings PLC	61,819	2,880,766

Verisk Analytics, Inc.(a)	29,124	2,239,053

Total		5,119,819

Road & Rail 0.8%

JB Hunt Transport Services, Inc.	31,646	2,321,551

Trading Companies & Distributors 1.3%

Fastenal Co.	51,994	2,122,395

United Rentals, Inc.(a)	25,609	1,857,677

Total		3,980,072

Total Industrials		41,627,784

INFORMATION TECHNOLOGY 21.1%
Communications Equipment 1.4%

Palo Alto Networks, Inc.(a)	25,272	4,451,410

Internet Software & Services 1.9%

Akamai Technologies, Inc.(a)	23,499	1,236,752

CoStar Group, Inc.(a)	10,948	2,262,842

LinkedIn Corp., Class A(a)	10,605	2,386,974

Total		5,886,568

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)

IT Services 4.5%

Alliance Data Systems Corp.(a)	14,558	4,026,306

Fidelity National Information Services, Inc.	41,646	2,523,748

FleetCor Technologies, Inc.(a)	25,092	3,586,399

Gartner, Inc.(a)	18,403	1,669,152

WEX, Inc.(a)	23,869	2,110,020

Total		13,915,625

Semiconductors & Semiconductor Equipment 2.3%

Lam Research Corp.	33,806	2,684,873

NXP Semiconductors NV(a)	27,426	2,310,641

Skyworks Solutions, Inc.	30,503	2,343,545

Total		7,339,059

Software 11.0%

Activision Blizzard, Inc.	207,781	8,043,202

Electronic Arts, Inc.(a)	66,491	4,569,262

FireEye, Inc.(a)	72,674	1,507,259

Guidewire Software, Inc.(a)	28,740	1,728,998

Intuit, Inc.	35,866	3,461,069

Mobileye NV(a)	32,583	1,377,609

Red Hat, Inc.(a)	30,993	2,566,530

ServiceNow, Inc.(a)	35,535	3,075,910

Splunk, Inc.(a)	19,876	1,168,908

Tableau Software, Inc., Class A(a)	28,902	2,723,146

Ultimate Software Group, Inc. (The)(a)	9,906	1,936,722

Workday, Inc., Class A(a)	26,870	2,141,002

Total		34,299,617

Total Information Technology		65,892,279

MATERIALS 5.5%
Chemicals 3.2%

Eastman Chemical Co.	18,397	1,241,982

International Flavors & Fragrances, Inc.	15,342	1,835,517

Sherwin-Williams Co. (The)	20,719	5,378,652

Westlake Chemical Corp.	29,576	1,606,568

Total		10,062,719

Common Stocks (continued)
Issuer	Shares	Value ($)

Containers & Packaging 1.5%

Sealed Air Corp.	70,516	3,145,013

Westrock Co.	33,119	1,510,889

Total		4,655,902

Paper & Forest Products 0.8%

International Paper Co.	68,014	2,564,128

Total Materials		17,282,749

TELECOMMUNICATION SERVICES 1.2%
Wireless Telecommunication Services 1.2%

SBA Communications Corp., Class A(a)	35,620	3,742,593

Total Telecommunication Services		3,742,593

Total Common Stocks
(Cost: $280,116,180)		303,129,145

Money Market Funds 4.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.284%(b)(c)	12,981,994	12,981,994

Total Money Market Funds
(Cost: $12,981,994)		12,981,994

Total Investments
(Cost: $293,098,174)		316,111,139

Other Assets & Liabilities, Net		(4,110,942)

Net Assets		312,000,197

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	5,048,789	161,848,745	(153,915,540)	12,981,994	16,790	12,981,994

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	75,284,415	—	—	75,284,415

Consumer Staples	14,920,750	—	—	14,920,750

Energy	6,538,270	—	—	6,538,270

Financials	33,767,579	—	—	33,767,579

Health Care	44,072,726	—	—	44,072,726

Industrials	41,627,784	—	—	41,627,784

Information Technology	65,892,279	—	—	65,892,279

Materials	17,282,749	—	—	17,282,749

Telecommunication Services	3,742,593	—	—	3,742,593

Total Common Stocks	303,129,145	—	—	303,129,145

Money Market Funds	—	12,981,994	—	12,981,994

Total Investments	303,129,145	12,981,994	—	316,111,139

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	5,048,789	5,048,789	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $280,116,180)	$303,129,145

Affiliated issuers (identified cost $12,981,994)	12,981,994

Total investments (identified cost $293,098,174)	316,111,139

Receivable for:

Capital shares sold	5,777

Dividends	86,682

Foreign tax reclaims	1,849

Expense reimbursement due from Investment Manager	72,460

Prepaid expenses	2,459

Total assets	316,280,366

Liabilities

Payable for:

Investments purchased	3,602,928

Capital shares purchased	236,269

Investment management fees	202,546

Distribution and/or service fees	32,818

Transfer agent fees	15,990

Administration fees	15,990

Compensation of board members	92,708

Other expenses	80,920

Total liabilities	4,280,169

Net assets applicable to outstanding capital stock	$312,000,197

Represented by

Trust capital	$312,000,197

Total — representing net assets applicable to outstanding capital stock	$312,000,197

Class 1

Net assets	$18,161,053

Shares outstanding	885,882

Net asset value per share	$20.50

Class 2

Net assets	$13,919,984

Shares outstanding	688,116

Net asset value per share	$20.23

Class 3

Net assets	$279,919,160

Shares outstanding	13,750,233

Net asset value per share	$20.36

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$7,123,117

Dividends — affiliated issuers	16,790

Foreign taxes withheld	(6,866)

Total income	7,133,041

Expenses:

Investment management fees	2,592,055

Distribution and/or service fees

Class 2	28,819

Class 3	363,838

Transfer agent fees

Class 1	23,079

Class 2	6,916

Class 3	174,636

Administration fees	204,632

Compensation of board members	15,044

Custodian fees	16,414

Printing and postage fees	150,499

Audit fees	20,160

Legal fees	7,595

Other	16,292

Total expenses	3,619,979

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(485,144)

Total net expenses	3,134,835

Net investment income	3,998,206

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	56,749,302

Net realized gain	56,749,302

Net change in unrealized appreciation (depreciation) on:

Investments	(38,964,322)

Net change in unrealized depreciation	(38,964,322)

Net realized and unrealized gain	17,784,980

Net increase in net assets resulting from operations	$21,783,186

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31, 2015	Year ended December 31, 2014
Operations

Net investment income (loss)	$3,998,206	$(693,078)

Net realized gain	56,749,302	72,567,458

Net change in unrealized depreciation	(38,964,322)	(42,593,272)

Net increase in net assets resulting from operations	21,783,186	29,281,108

Decrease in net assets from capital stock activity	(88,472,777)	(194,460,527)

Total decrease in net assets	(66,689,591)	(165,179,419)

Net assets at beginning of year	$378,689,788	$543,869,207

Net assets at end of year	$312,000,197	$378,689,788

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	68,486	1,440,696	1,131,931	20,421,787

Redemptions	(3,368,980)	(70,041,984)	(9,484,334)	(173,913,706)

Net decrease	(3,300,494)	(68,601,288)	(8,352,403)	(153,491,919)

Class 2 shares

Subscriptions	318,587	6,513,953	127,205	2,326,794

Redemptions	(174,219)	(3,578,029)	(111,165)	(2,032,387)

Net increase	144,368	2,935,924	16,040	294,407

Class 3 shares

Subscriptions	83,901	1,732,626	9,164	165,947

Redemptions	(1,205,182)	(24,540,039)	(2,252,052)	(41,428,962)

Net decrease	(1,121,281)	(22,807,413)	(2,242,888)	(41,263,015)

Total net decrease	(4,277,407)	(88,472,777)	(10,579,251)	(194,460,527)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year ended December 31,
Class 1	2015	2014		2013	2012	2011
Per share data
Net asset value, beginning of period	$19.41	$18.07		$13.78	$12.37	$14.55

Income from investment operations:

Net investment income (loss)	0.14 (a)	(0.02)		(0.03)	0.06	(0.01)

Net realized and unrealized gain (loss)	0.95	1.36		4.32	1.35	(2.17)

Total from investment operations	1.09	1.34		4.29	1.41	(2.18)

Net asset value, end of period	$20.50	$19.41		$18.07	$13.78	$12.37

Total return	5.62%	7.41%		31.13%	11.40%	(14.98%)

Ratios to average net assets(b)

Total gross expenses	0.94%	0.91	%(c)	0.90%	0.93%	0.92%

Total net expenses(d)	0.84%	0.88	%(c)	0.87%	0.88%	0.92%

Net investment income (loss)	0.67%	(0.09%)		(0.21%)	0.44%	(0.08%)

Supplemental data

Net assets, end of period (in thousands)	$18,161	$81,262		$226,579	$216,944	$5

Portfolio turnover	109%	96%		115%	134%	165%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.14 per share.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended December 31,
Class 2	2015	2014		2013	2012	2011
Per share data
Net asset value, beginning of period	$19.20	$17.92		$13.69	$12.32	$14.53

Income from investment operations:

Net investment income (loss)	0.23 (a)	(0.05)		(0.06)	(0.01)	(0.03)

Net realized and unrealized gain (loss)	0.80	1.33		4.29	1.38	(2.18)

Total from investment operations	1.03	1.28		4.23	1.37	(2.21)

Net asset value, end of period	$20.23	$19.20		$17.92	$13.69	$12.32

Total return	5.36%	7.14%		30.90%	11.12%	(15.21%)

Ratios to average net assets(b)

Total gross expenses	1.20%	1.17	%(c)	1.15%	1.18%	1.18%

Total net expenses(d)	1.05%	1.13	%(c)	1.12%	1.15%	1.18%

Net investment income (loss)	1.11%	(0.30%)		(0.40%)	(0.04%)	(0.25%)

Supplemental data

Net assets, end of period (in thousands)	$13,920	$10,439		$9,455	$921	$572

Portfolio turnover	109%	96%		115%	134%	165%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.27 per share.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended December 31,
Class 3	2015	2014		2013	2012	2011
Per share data
Net asset value, beginning of period	$19.30	$17.99		$13.73	$12.34	$14.53

Income from investment operations:

Net investment income (loss)	0.25 (a)	(0.03)		(0.05)	0.00 (b)	(0.03)

Net realized and unrealized gain (loss)	0.81	1.34		4.31	1.39	(2.16)

Total from investment operations	1.06	1.31		4.26	1.39	(2.19)

Net asset value, end of period	$20.36	$19.30		$17.99	$13.73	$12.34

Total return	5.49%	7.28%		31.03%	11.26%	(15.07%)

Ratios to average net assets(c)

Total gross expenses	1.07%	1.04	%(d)	1.03%	1.05%	1.03%

Total net expenses(e)	0.92%	1.00	%(d)	1.00%	1.03%	1.03%

Net investment income (loss)	1.24%	(0.18%)		(0.34%)	0.02%	(0.20%)

Supplemental data

Net assets, end of period (in thousands)	$279,919	$286,989		$307,835	$270,346	$292,116

Portfolio turnover	109%	96%		115%	134%	165%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.28 per share.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Mid Cap Growth Fund (formerly Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund) (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective May 1, 2015, Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund was renamed Columbia Variable Portfolio — Mid Cap Growth Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Annual Report 2015	19

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such

20	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial),

determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.76% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $1,698.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transactions with Affiliated Funds

For the year ended December 31, 2015, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated

Annual Report 2015	21

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $9,788,577, respectively. The sale transactions resulted in a net realized gain of $3,252,495.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 Through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	0.760%	0.760%	0.880%
Class 2	1.010	1.010	1.130
Class 3	0.885	0.885	1.005

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment,

and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $359,781,757 and $449,316,191, respectively, for the year ended December 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee

22	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 93.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Consumer Discretionary Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Mid Cap Growth Fund (formerly known as Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Mid Cap Growth Fund (formerly known as Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund) (the “Fund,” a series of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 18, 2016

Annual Report 2015	25

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005- 2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

26	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003- 2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003- 2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980- 1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2015	27

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	124	Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

28	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182

Chairman of the Board,

Columbia Management

Investment Advisers,

LLC since May 2010;

Director, Columbia

Management

Investment Distributors,

Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015	29

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Annual Report 2015	31

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

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32	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO – MID CAP GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	33

Columbia Variable Portfolio – Mid Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6651 F (2/16)

ANNUAL REPORT

December 31, 2015

PORTFOLIO NAVIGATOR FUNDS

Variable Portfolio – Conservative Portfolio

Variable Portfolio – Moderately Conservative Portfolio

Variable Portfolio – Moderate Portfolio

Variable Portfolio – Moderately Aggressive Portfolio

Variable Portfolio – Aggressive Portfolio

Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of affiliated insurance companies. Please contact your financial advisor or insurance representative for more information.

PORTFOLIO NAVIGATOR FUNDS

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – Conservative Portfolio

Performance Summary

■	Variable Portfolio — Conservative Portfolio (the Fund) Class 2 shares returned -0.16% for the 12-month period that ended December 31, 2015.

■	The Fund underperformed its Blended Index, which returned 0.27% during the same period.

■	The U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned 0.55% during the same period.

■	The U.S. equity market, as measured by the Russell 3000 Index, returned 0.48% during the same period.

■	The Citi Three-Month U.S. Treasury Bill Index gained 0.03% during the same period.

■	The international equity market (excluding the U.S.), as measured by the MSCI ACWI ex-U.S. (Net), returned -5.66% during the same period.

■	The Fund’s performance is primarily attributable to a combination of asset allocation decisions and underlying fund results across the asset class spectrum.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	-0.16	3.53	4.17
Class 4	05/07/10	-0.16	3.53	4.17
Blended Index		0.27	4.15	4.47	*
Barclays U.S. Aggregate Bond Index		0.55	3.25	3.43
Russell 3000 Index		0.48	12.18	13.63
Citi Three-Month U.S. Treasury Bill Index		0.03	0.05	0.06	*
MSCI ACWI ex-U.S. (Net)		-5.66	1.06	4.57

*	Return from 04/30/10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: bonds — Barclays U.S. Aggregate Bond Index (70%); domestic equity — Russell 3000 Index (14%); cash — Citi Three-Month U.S. Treasury Bill Index (10%); and international equity — MSCI ACWI ex-U.S. (Net) (6%).

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Citi Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

The MSCI ACWI ex-U.S. (Net), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI ex-U.S. (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – Conservative Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

*	Return from 04/30/10

Annual Report 2015	3

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OVERVIEW

Variable Portfolio – Conservative Portfolio

Portfolio Breakdown (%) (at December 31, 2015)
Alternative Investment Funds	1.9
Equity Funds	19.5
Fixed-Income Funds	71.5
Money Market Funds	7.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

4	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – Moderately Conservative Portfolio

Performance Summary

■	Variable Portfolio — Moderately Conservative Portfolio (the Fund) Class 2 shares returned -0.22% for the 12-month period that ended December 31, 2015.
■	The Fund underperformed its Blended Index, which returned 0.07% during the same period.
■	The U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned 0.55% during the same period.
■	The U.S. equity market, as measured by the Russell 3000 Index, returned 0.48% during the same period.
■	The international equity market (excluding the U.S.), as measured by the MSCI ACWI ex-U.S. (Net), returned -5.66% during the same period.
■	The Citi Three-Month U.S. Treasury Bill Index returned 0.03% during the same period.
■	The Fund’s performance is primarily attributable to a combination of asset allocation decisions and underlying fund results across the asset class spectrum.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	-0.22	4.40	5.28
Class 4	05/07/10	-0.30	4.42	5.31
Blended Index		0.07	5.20	5.58	*
Barclays U.S. Aggregate Bond Index		0.55	3.25	3.43
Russell 3000 Index		0.48	12.18	13.63
MSCI ACWI ex-U.S. (Net)		-5.66	1.06	4.57
Citi Three-Month U.S. Treasury Bill Index		0.03	0.05	0.06	*

*	Return from 04/30/10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: bonds — Barclays U.S. Aggregate Bond Index (60%); domestic equity — Russell 3000 Index (24.5%); international equity — MSCI ACWI ex-U.S. (Net) (10.5%); and cash — Citi Three-Month U.S. Treasury Bill Index (5%).

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI ex-U.S. (Net), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

The Citi Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI ex-U.S. (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015	5

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – Moderately Conservative Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Moderately Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

*	Return from 04/30/10

6	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OVERVIEW

Variable Portfolio – Moderately Conservative Portfolio

Portfolio Breakdown (%) (at December 31, 2015)
Alternative Investment Funds	1.2
Equity Funds	35.5
Fixed-Income Funds	60.5
Money Market Funds	2.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2015	7

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – Moderate Portfolio

Performance Summary

■	Variable Portfolio — Moderate Portfolio (the Fund) Class 2 shares returned -0.56% for the 12-month period that ended December 31, 2015.

■	The Fund underperformed its Blended Index, which returned -0.17% during the same period.

■	The U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned 0.55% during the same period.

■	The U.S. equity market, as measured by the Russell 3000 Index, returned 0.48% during the same period.

■	The international equity market (excluding the U.S.), as measured by the MSCI ACWI ex-U.S. (Net), returned -5.66% during the same period.

■	The Fund’s performance is primarily attributable to a combination of asset allocation decisions and underlying fund results across the asset class spectrum.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	-0.56	5.28	6.47
Class 4	05/07/10	-0.56	5.31	6.50
Blended Index		-0.17	6.21	7.37
Barclays U.S. Aggregate Bond Index		0.55	3.25	3.43
Russell 3000 Index		0.48	12.18	13.63
MSCI ACWI ex-U.S. (Net)		-5.66	1.06	4.57

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: bonds — Barclays U.S. Aggregate Bond Index (50%); domestic equity — Russell 3000 Index (35%); international equity — MSCI ACWI ex-U.S. (Net) (15%).

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI ex-U.S. (Net), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI ex-U.S. (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

8	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – Moderate Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	9

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OVERVIEW

Variable Portfolio – Moderate Portfolio

Portfolio Breakdown (%) (at December 31, 2015)
Alternative Investment Funds	1.6
Equity Funds	50.9
Fixed-Income Funds	45.6
Money Market Funds	1.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

10	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – Moderately Aggressive Portfolio

Performance Summary

■	Variable Portfolio — Moderately Aggressive Portfolio (the Fund) Class 2 shares returned -0.73% for the 12-month period that ended December 31, 2015.

■	The Fund underperformed its Blended Index, which returned -0.48% during the same period.

■	The U.S. equity market, as measured by the Russell 3000 Index, returned 0.48% during the same period.

■	The U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned 0.55% during the same period.

■	The international equity market (excluding the U.S.), as measured by the MSCI ACWI ex-U.S. (Net), returned -5.66% during the same period.

■	The Fund’s performance is primarily attributable to a combination of asset allocation decisions and underlying fund results across the asset class spectrum.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	-0.73	6.04	7.46
Class 4	05/07/10	-0.79	6.05	7.48
Blended Index		-0.48	7.03	8.47
Russell 3000 Index		0.48	12.18	13.63
Barclays U.S. Aggregate Bond Index		0.55	3.25	3.43
MSCI ACWI ex-U.S. (Net)		-5.66	1.06	4.57

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index (45.5%); bonds — Barclays U.S. Aggregate Bond Index (35%); and international equity — MSCI ACWI ex-U.S. (Net) (19.5%).

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The MSCI ACWI ex-U.S. (Net), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI ex-U.S. (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015	11

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – Moderately Aggressive Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Moderately Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

12	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OVERVIEW

Variable Portfolio – Moderately Aggressive Portfolio

Portfolio Breakdown (%) (at December 31, 2015)
Alternative Investment Funds	1.4
Equity Funds	66.0
Fixed-Income Funds	30.7
Money Market Funds	1.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2015	13

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – Aggressive Portfolio

Performance Summary

■	Variable Portfolio — Aggressive Portfolio (the Fund) Class 2 shares returned -0.76% for the 12-month period that ended December 31, 2015.

■	The Fund outperformed its Blended Index, which returned -0.82% during the same period.

■	The U.S. equity market, as measured by the Russell 3000 Index, returned 0.48% during the same period.

■	The international equity market (excluding the U.S.), as measured by the MSCI ACWI ex-U.S. (Net), returned -5.66% during the same period.

■	The U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned 0.55% during the same period.

■	The Fund’s performance is primarily attributable to a combination of asset allocation decisions and underlying fund results across the asset class spectrum.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	Life
Class 2	05/07/10	-0.76	6.86	8.54
Class 4	05/07/10	-0.76	6.89	8.56
Blended Index		-0.82	7.81	9.54
Russell 3000 Index		0.48	12.18	13.63
MSCI ACWI ex-U.S. (Net)		-5.66	1.06	4.57
Barclays U.S. Aggregate Bond Index		0.55	3.25	3.43

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index is a hypothetical representation of the performance of the Fund’s asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund’s neutral asset allocation. The following indices are used when calculating the Blended Index’s return: domestic equity — Russell 3000 Index (56%); international equity — MSCI ACWI ex-U.S. (Net) (24%) and bonds — Barclays U.S. Aggregate Bond Index (20%).

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI ex-U.S. (Net), an unmanaged index, is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI ex-U.S. (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

14	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – Aggressive Portfolio

Performance of a Hypothetical $10,000 Investment (May 7, 2010 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	15

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OVERVIEW

Variable Portfolio – Aggressive Portfolio

Portfolio Breakdown (%) (at December 31, 2015)
Alternative Investment Funds	1.0
Equity Funds	81.3
Fixed-Income Funds	16.2
Money Market Funds	1.5
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

16	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended December 31, 2015, all five Funds generated modestly negative absolute returns, and four of the five Funds underperformed their respective Blended Indices. Variable Portfolio — Aggressive Portfolio outperformed its Blended Index during the same period. The Funds’ performance is primarily attributable to a combination of asset allocation decisions and underlying fund results across the asset class spectrum.

During the period, the Funds’ bond benchmark, the Barclays U.S. Aggregate Bond Index, returned 0.55%; the Funds’ domestic equity benchmark, the Russell 3000 Index, returned 0.48%; and the Funds’ international equity benchmark, the MSCI ACWI ex-U.S. (Net), returned -5.66%. The Citi Three-Month U.S. Treasury Bill Index (applicable only to Variable Portfolio — Conservative Portfolio and Variable Portfolio — Moderately Conservative Portfolio) returned 0.03%.

All returns shown below are for the 12-month period ended December 31, 2015.

■	Variable Portfolio — Conservative Portfolio Class 2 shares returned -0.16%, underperforming its Blended Index, which returned 0.27%.

■	Variable Portfolio — Moderately Conservative Portfolio Class 2 shares returned -0.22%, underperforming its Blended Index, which returned 0.07%.

■	Variable Portfolio — Moderate Portfolio Class 2 shares returned -0.56%, underperforming its Blended Index, which returned -0.17%.

■	Variable Portfolio — Moderately Aggressive Portfolio Class 2 shares returned -0.73%, underperforming its Blended Index, which returned -0.48%.

■	Variable Portfolio — Aggressive Portfolio Class 2 shares returned -0.76%, outperforming its Blended Index, which returned -0.82%.

Three “D”s Were Central to Global Capital Market Performance During 2015

During 2015, investors saw volatility increase across global capital markets. Certainly, there were signals that radiated through global markets that risks were on the rise, including significant commodity price declines, China’s economic growth slowdown, and high-yield debt spreads (or risk premiums) that widened throughout the period. While each of these market-related forces piqued investors’ cautionary mindset, there were three high-level factors that intersected in driving performance for many global multi-asset portfolios. We will call these three factors the three “D”s — the dollar, diversification and directionless markets.

1) Strength in the U.S. Dollar: The ongoing strength of the U.S. dollar presented a significant challenge for many industrial export-driven industries in the U.S. and served as a headwind to overseas investments denominated in U.S. dollars. For example, the MSCI ACWI ex-U.S. (Net) was down 5.66% in U.S. dollar terms for the 12 months ended December 31, 2015. However, during that same time period, that same index gained 1.86% in local currency total return terms. To be certain, the difference between local

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

David Weiss, CFA*

Brian Virginia

*	Effective February 1, 2016, Mr. Weiss was added as Portfolio Manager of the Fund.

Annual Report 2015	17

PORTFOLIO NAVIGATOR FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

currency gains and U.S. dollar-denominated weakness for overseas investments had a meaningful impact on results for many U.S.-based investor returns during the annual period.

2) Diversification: Diversifying into asset classes beyond a small handful of U.S. stocks proved to be a headwind for most portfolios during the period. Indeed, for 2015 as a whole, having exposure beyond traditional domestic large-cap stocks and traditionally safe-haven bonds, such as U.S. Treasuries, did not prove helpful. This is not a dynamic that tends to hold true over the long term, but over short periods of time, the narrowness of a market can dominate and influence investor returns.

3) Directionless Markets: Capital markets broadly, and equities in particular, exhibited a modestly directionless trend during the annual period. In fact, the S&P 500 Index started calendar year 2015 at a price level of approximately 2058, and during the annual period, the level of the index crossed that starting point some 30 times. This is a record dating back more than 80 years and serves as an important factor to consider when assessing performance of multi-asset portfolios in 2015.

Economic growth trends slowed in the second half of 2015, suffering from an ongoing inventory correction, soft investment, weak exports, a modest deceleration in consumption and a collapse in commodities. The U.S. appeared to be in the midst of a late-cycle slowdown, leaving growth trends close to 2.0% for the full year. Other factors were positive but did not provide much lift. For example, the U.S. consumer exhibited resilience in spending, although trends slowed toward the end of the annual period to about 2.3% annualized growth from a level in excess of 3% earlier in 2015. Income gains after inflation appeared steady, but consumers chose to bank the difference and raise their savings rates. Rising health care costs and deductibles associated with the Affordable Care Act likely impacted consumer pocketbooks. Also, market weakness dented household wealth, and slower job gains hurt confidence.

Finally, overseas, the situation in emerging markets was strained, as weaker economic growth magnified existing financial stress. The eurozone benefited from a weaker currency and a loosening in bank lending standards. In Japan, policymakers were still seeking to raise inflation, although these efforts appeared to be mostly challenged in reaching an ultimate goal near 2%. Globally, the political backdrop remained fraught with uncertainty.

Underlying Fund Performance Detracted From Relative Results

During the annual period, underlying fund performance overall was a slight detractor from the Funds’ relative performance, though results were mixed. More specifically, U.S. large-cap funds as a whole helped generate favorable relative results during the period, whereas underlying funds focused on fixed income and overseas equities overall detracted slightly from relative results during the period.

More specifically, underlying fund performance within U.S. large-cap directed strategies was favorable, especially for those funds dedicated to growth-oriented investing style disciplines. However, U.S. large-cap value-oriented

18	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

funds — especially those focused on dividend-paying strategies — generally detracted from relative results during the annual period. Within fixed income, underlying funds that maintained a short duration generally struggled somewhat with this positioning during the annual period. This dynamic was most closely felt with respect to an allocation the Funds maintained that was focused on an underlying fund specializing in short-duration corporate securities. Direct exposure to dedicated commodities, albeit a small allocation, was a detractor as well.

On the positive side, asset allocation decisions and resulting positioning by both asset class and investment style overall boosted relative performance during the annual period. The single largest positive contributor to relative returns from the allocations we made to funds focused on overseas equities. Within this portion of the Funds, those funds that generated favorable relative results were assisted by one or more of the following factors — an underweight allocation to emerging markets vs. the respective Blended Index weighting delivered by the MSCI ACWI ex-U.S. (Net); an overweight allocation to strongly performing regions like Japan; or a strategy that leaned more toward growth-oriented securities. Growth-oriented strategies benefited both in the U.S. and overseas from their low relative allocation to underperforming areas of the market, such as energy and commodities.

Active Management Decisions Drove Portfolio Changes

During the annual period, we implemented a series of tactical adjustments alongside some strategic changes intended to improve Fund performance. We slightly reduced exposure to U.S. equities and modestly increased exposure directed at foreign developed market equities across all five Funds, although the magnitude of the shifts was greater in the more equity-sensitive Variable Portfolio — Moderately Aggressive Portfolio and Variable Portfolio — Aggressive Portfolio than it otherwise was in the more conservative-oriented Funds. These adjustments were made based primarily on two key factors. First, valuations overseas, in Europe and Japan, in particular, proved to be more attractive than in the U.S. equity market. Second, central bank policy in foreign developed markets — especially that of the European Central Bank in Europe and the Bank of Japan in Japan — were, and still are, as of the beginning of 2016, embarking on a more lenient and dovish policy stance when compared to the U.S. Federal Reserve.

The Funds’ high level fixed-income allocation remained rather steady during the annual period, although we did reduce this allocation slightly in both the Variable Portfolio — Moderately Conservative Portfolio and the Variable Portfolio — Moderately Aggressive Portfolio.

Midway through the annual period, we embarked on a series of meaningful changes directed at allocations to the underlying funds. We believe these realignment trades, made in part to better reflect our broader asset allocation views, prudently redistributed risks from unintentional to intentional exposures. More specifically, positioning across major asset classes and investment types following the realignment trades reflected a reduction in allocations to high-yield bonds, emerging market bonds and senior bank loans. We also modestly reduced exposure to a managed

Annual Report 2015	19

PORTFOLIO NAVIGATOR FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

futures strategy, although exposure to alternative investments remained fairly consistent within a narrow range over the annual period. We added exposure to a U.S. small-cap strategy during the annual period.

Finally, in September 2015, new tactical sleeves were added to the Funds to provide increased flexibility so we can potentially act upon opportunities identified across global capital markets in a more timely and efficient manner. These tactical sleeves are also intended to allow us to more efficiently hedge existing exposures when deemed appropriate.

Derivatives Usage

The Funds used derivatives beginning in September 2015 as part of the incorporation of the tactical sleeves. However, derivative usage was not a significant driver of either total returns or relative returns for the annual period as a whole. Some of the derivatives used during the last quarter of 2015 included long Japanese TOPIX futures, as we positively viewed Japanese equities; long U.S. Treasury futures, as many of the underlying funds were short in duration relative to the fixed-income benchmark and this was a tool that allowed us to add some duration back into the Funds; and U.S. equity futures, both small and large-cap. It should also be noted some of the underlying funds used derivatives during the annual period in an attempt to enhance portfolio returns, hedge different investment exposures, and/or more effectively deploy capital across the underlying strategy itself.

20	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the “Effective Expenses Paid During the Period” column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

Annual Report 2015	21

PORTFOLIO NAVIGATOR FUNDS

UNDERSTANDING YOUR FUND’S EXPENSES (continued)

(Unaudited)

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund’s Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual

Variable Portfolio — Conservative Portfolio
Class 2	1,000.00	1,000.00	992.10	1,023.74	1.46	1.48	0.29	4.47	4.54	0.89
Class 4	1,000.00	1,000.00	992.10	1,023.74	1.46	1.48	0.29	4.47	4.54	0.89

Variable Portfolio — Moderately Conservative Portfolio
Class 2	1,000.00	1,000.00	986.70	1,023.79	1.40	1.43	0.28	4.71	4.80	0.94
Class 4	1,000.00	1,000.00	986.70	1,023.79	1.40	1.43	0.28	4.71	4.80	0.94

Variable Portfolio — Moderate Portfolio
Class 2	1,000.00	1,000.00	980.00	1,023.79	1.40	1.43	0.28	4.94	5.05	0.99
Class 4	1,000.00	1,000.00	980.10	1,023.79	1.40	1.43	0.28	4.94	5.05	0.99

Variable Portfolio — Moderately Aggressive Portfolio
Class 2	1,000.00	1,000.00	974.00	1,023.79	1.39	1.43	0.28	5.12	5.25	1.03
Class 4	1,000.00	1,000.00	974.10	1,023.79	1.39	1.43	0.28	5.13	5.25	1.03

Variable Portfolio — Aggressive Portfolio
Class 2	1,000.00	1,000.00	969.80	1,023.79	1.39	1.43	0.28	5.31	5.46	1.07
Class 4	1,000.00	1,000.00	969.20	1,023.79	1.39	1.43	0.28	5.31	5.46	1.07

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

22	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – Conservative Portfolio

December 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 19.5%
	Shares	Value ($)
GLOBAL REAL ESTATE 0.2%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	328,803	2,903,335

INTERNATIONAL 6.0%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	826,294	11,245,863

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	73,231	809,933

Variable Portfolio — DFA International Value Fund, Class 1(a)	2,074,913	18,487,477

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	1,782,271	20,246,595

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	1,820,643	19,080,337

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	1,737,481	16,679,821

Total		86,550,026

U.S. LARGE CAP 11.7%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	1,532,843	25,552,490

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	296,192	5,763,897

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	604,554	7,810,839

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	690,153	24,976,628

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	160,379	2,748,887

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	717,035	14,233,141

Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	1,099,374	22,812,017

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	980,040	18,238,543

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	777,834	13,347,636

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	779,934	16,183,633

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	1,104,547	17,109,434

Total		168,777,145

U.S. MID CAP 0.3%
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	132,816	2,441,158

Equity Funds (continued)
	Shares	Value ($)
Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	131,827	2,475,707

Total		4,916,865

U.S. SMALL CAP 1.3%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1(a)(b)	481,696	8,521,200

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	300,787	5,212,644

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	263,353	5,480,365

Total		19,214,209

Total Equity Funds
(Cost: $259,676,333)		282,361,580

Fixed-Income Funds 71.4%
EMERGING MARKETS 0.3%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	438,513	3,845,761

FLOATING RATE 0.2%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	481,893	3,734,667

HIGH YIELD 0.3%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	498,886	4,026,010

INVESTMENT GRADE 70.3%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	5,727,898	56,190,680

Columbia Variable Portfolio — Intermediate Bond Fund, Class 1(a)	21,702,022	218,539,363

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	4,358,833	40,711,506

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	6,096,399	63,524,476

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	22,364,116	240,637,889

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	14,467,641	156,250,520

Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	15,312,687	159,251,942

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2015

Fixed-Income Funds (continued)
	Shares	Value ($)
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	8,269,927	83,608,964

Total		1,018,715,340

MULTISECTOR 0.3%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	900,853	4,008,795

Total Fixed-Income Funds
(Cost: $1,056,542,348)		1,034,330,573

Alternative Investment Funds 1.9%

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1(a)(b)	173,131	971,262

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1(a)(b)	1,857,416	17,831,197

Alternative Investment Funds (continued)
	Shares	Value ($)
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	954,835	8,698,549

Total Alternative Investment Funds
(Cost: $29,930,024)		27,501,008

Money Market Funds 7.1%

Columbia Short-Term Cash Fund, 0.284%(a)(c)	28,634,528	28,634,528

Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(b)(c)	74,388,312	74,388,312

Total Money Market Funds
(Cost: $103,022,840)		103,022,840

Total Investments
(Cost: $1,449,171,545)		1,447,216,001

Other Assets & Liabilities, Net		1,018,880

Net Assets		1,448,234,881

At December 31, 2015, cash totaling $926,657 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
TOPIX INDX FUTR	29	JPY	3,733,724	03/2016	—	(96,517)
US LONG BOND(CBT)	40	USD	6,150,000	03/2016	24,928	—
US ULTRA BOND CBT	49	USD	7,775,688	03/2016	71,498	—

Total			17,659,412		96,426	(96,517)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Russell 2000 Mini	(50)	USD	(5,657,500)	03/2016	—	(69,126)
S&P500 EMINI FUT	(36)	USD	(3,663,720)	03/2016	—	(66,959)

Total			(9,321,220)		—	(136,085)

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2015

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	33,011,258	(4,376,730)	—	28,634,528	—	10,206	28,634,528

Columbia Variable Portfolio — Cash Management Fund, Class 1	96,010,205	10,293,655	(31,915,548)	—	74,388,312	—	9,571	74,388,312

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1	1,660,350	—	—	—	1,660,350	—	—	971,262

Columbia Variable Portfolio — Contrarian Core Fund, Class 1	24,728,727	701,702	(6,623,950)	1,787,749	20,594,228	—	—	25,552,490

Columbia Variable Portfolio — Core Bond Fund, Class 1	147,992,763	4,361,949	(99,925,749)	3,250,904	55,679,867	—	1,201,020	56,190,680

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1	26,297,386	—	(7,909,892)	(145,555)	18,241,939	—	—	17,831,197

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	16,792,404	—	(17,536,924)	5,525,395	4,780,875	—	—	5,763,897

Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	3,632,354	531,402	—	—	4,163,756	—	57,263	3,845,761

Columbia Variable Portfolio — Emerging Markets Fund, Class 1	—	13,137,158	—	—	13,137,158	323,849	19,153	11,245,863

Columbia Variable Portfolio — Global Bond Fund, Class 1	1,454,086	—	(1,425,901)	(28,185)	—	—	—	—

Columbia Variable Portfolio — Income Opportunities Fund, Class 1	12,584,966	560,791	(9,206,567)	492,774	4,431,964	35,220	367,524	4,026,010

Columbia Variable Portfolio — Intermediate Bond Fund, Class 1	84,236,441	168,608,207	(28,069,274)	(2,124,151)	222,651,223	712,730	3,433,371	218,539,363

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	5,023,576	2,060,867	(1,601,316)	527,937	6,011,064	—	—	7,810,839

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	15,200,340	10,164,993	(3,632,587)	704,101	22,436,847	—	—	24,976,628

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	113,816,297	3,955,417	(71,405,286)	(937,829)	45,428,599	—	2,348,637	40,711,506

Columbia Variable Portfolio — Mid Cap Growth Fund, Class 1	981,658	—	(1,128,478)	146,820	—	—	—	—

Columbia Variable Portfolio — Mid Cap Value Fund, Class 1	3,252,331	—	(3,608,130)	355,799	—	—	—	—

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	4,375,295	187,693	(2,765,251)	597,878	2,395,615	—	—	2,748,887

Columbia Variable Portfolio — Strategic Income Fund, Class 1	22,963,950	2,121,138	(19,418,795)	385,891	6,052,184	488,678	1,448,098	4,008,795

Columbia Variable Portfolio — U.S. Equities Fund, Class 1	1,087,145	9,442,243	(1,077,328)	88,248	9,540,308	—	—	8,521,200

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	99,906,235	3,717,764	(41,044,262)	1,054,659	63,634,396	149,548	1,935,121	63,524,476

Variable Portfolio — American Century Diversified Bond Fund, Class 1	207,213,028	56,667,458	(17,251,301)	589,292	247,218,477	1,040,651	5,312,966	240,637,889

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	3,583,817	7,373,182	(1,077,329)	148,065	10,027,735	—	1,417,042	8,698,549

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	35,331,116	—	(38,062,964)	2,731,848	—	—	—	—

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	4,640,122	93,779	(3,573,533)	(158,061)	1,002,307	69,191	24,588	809,933

Variable Portfolio — DFA International Value Fund, Class 1	13,458,230	9,303,468	(529,927)	32,103	22,263,874	398,991	390,051	18,487,477

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	8,480,215	806,506	(4,545,228)	(152,470)	4,589,023	—	648,460	3,734,667

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1	938,326	—	(713,831)	(224,495)	—	—	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	10,827,130	277,866	(3,065,361)	1,274,673	9,314,308	—	—	14,233,141

Variable Portfolio — Invesco International Growth Fund, Class 1	26,991,167	2,242,736	(6,947,928)	581,799	22,867,774	1,121,501	296,446	20,246,595

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	179,968,674	14,483,697	(36,113,090)	696,285	159,035,566	444,108	3,128,481	156,250,520

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	7,655,662	277,866	(6,593,477)	1,007,075	2,347,126	—	—	2,441,158

Variable Portfolio — Loomis Sayles Growth Fund, Class 1	11,210,703	12,577,866	(4,985,973)	1,202,484	20,005,080	—	—	22,812,017

Variable Portfolio — MFS Value Fund, Class 1	19,989,146	347,333	(10,112,880)	4,335,359	14,558,958	—	—	18,238,543

Variable Portfolio — Mondrian International Small Cap Fund, Class 1	2,311,241	573,621	(2,445,684)	(439,178)	—	550,423	23,198	—

Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1	3,037,223	595,650	—	—	3,632,873	399,913	195,737	2,903,335

Variable Portfolio — NFJ Dividend Value Fund, Class 1	13,178,972	514,318	(7,326,847)	3,231,028	9,597,471	—	—	13,347,636

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	12,948,747	277,866	(3,522,547)	1,415,263	11,119,329	—	—	16,183,633

Variable Portfolio — Partners Small Cap Growth Fund, Class 1	1,798,509	5,084,933	(1,077,328)	125,640	5,931,754	—	—	5,212,644

Variable Portfolio — Partners Small Cap Value Fund, Class 1	9,454,623	—	(6,367,656)	2,141,457	5,228,424	—	—	5,480,365

Variable Portfolio — Pyramis® International Equity Fund, Class 1	24,295,861	3,637,600	(8,856,031)	1,422,912	20,500,342	591,524	343,947	19,080,337

Variable Portfolio — Pyrford International Equity Fund, Class 1	21,739,370	1,275,914	(6,236,615)	457,584	17,236,253	—	546,468	16,679,821

Variable Portfolio — Sit Dividend Growth Fund, Class 1	19,336,422	293,655	(11,665,218)	5,033,550	12,998,409	—	—	17,109,434

Variable Portfolio — TCW Core Plus Bond Fund, Class 1	118,960,775	52,286,301	(12,871,490)	143,953	158,519,539	74,355	1,376,863	159,251,942

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	27

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Victory Established Value Fund, Class 1	5,436,536	277,866	(4,270,489)	732,043	2,175,956	—	—	2,475,707

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	172,933,939	2,531,752	(90,259,742)	(68,195)	85,137,754	—	882,869	83,608,964

Total	1,617,716,063	434,657,470	(641,144,437)	37,942,449	1,449,171,545	6,400,682	25,417,080	1,447,216,001

(b)	Non-income producing investment.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2015.

Currency Legend

JPY	Japanese Yen
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Conservative Portfolio

December 31, 2015

Fair Value Measurements (continued)

information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Equity Funds	—	282,361,580	—	282,361,580

Fixed-Income Funds	—	1,034,330,573	—	1,034,330,573

Alternative Investment Funds	—	27,501,008	—	27,501,008

Money Market Funds	—	103,022,840	—	103,022,840

Total Investments	—	1,447,216,001	—	1,447,216,001

Derivatives

Assets

Futures Contracts	96,426	—	—	96,426

Liabilities

Futures Contracts	(232,602)	—	—	(232,602)

Total	(136,176)	1,447,216,001	—	1,447,079,825

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	1,634,729,671	1,634,729,671	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	29

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 35.4%
	Shares	Value ($)
GLOBAL REAL ESTATE 0.2%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	971,432	8,577,745

INTERNATIONAL 10.5%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	3,834,396	52,186,128

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	388,342	4,295,067

Variable Portfolio — DFA International Value Fund, Class 1(a)	9,811,824	87,423,351

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	8,525,566	96,850,431

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	9,523,614	99,807,470

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	8,449,523	81,115,423

Total		421,677,870

U.S. LARGE CAP 21.7%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	5,919,620	98,680,060

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	1,590,982	30,960,520

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	5,496,066	71,009,172

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	3,891,541	140,834,884

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	872,311	14,951,404

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	3,031,471	60,174,707

Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	5,502,762	114,182,319

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	5,584,363	103,924,992

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	5,124,028	87,928,317

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	3,212,531	66,660,014

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	4,963,028	76,877,305

Total		866,183,694

Equity Funds (continued)
	Shares	Value ($)
U.S. MID CAP 0.7%
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	811,393	14,913,400

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	650,707	12,220,271

Total		27,133,671

U.S. SMALL CAP 2.3%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1(a)(b)	2,243,465	39,686,894

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	1,480,053	25,649,325

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	1,249,612	26,004,413

Total		91,340,632

Total Equity Funds
(Cost: $1,173,505,300)		1,414,913,612

Fixed-Income Funds 60.4%
EMERGING MARKETS 0.2%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	1,053,291	9,237,357

FLOATING RATE 0.3%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	1,366,438	10,589,897

HIGH YIELD 0.2%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	1,028,121	8,296,939

INVESTMENT GRADE 59.5%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	15,735,929	154,369,461

Columbia Variable Portfolio — Intermediate Bond Fund, Class 1(a)	47,970,755	483,065,503

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	10,224,839	95,499,995

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	13,904,887	144,888,922

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	44,182,011	475,398,439

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	43,070,986	465,166,650

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2015

Fixed-Income Funds (continued)
	Shares	Value ($)
Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	34,227,910	355,970,271

Variable Portfolio – Wells Fargo Short Duration Government Fund, Class 1(a)	19,951,390	201,708,552

Total		2,376,067,793

MULTISECTOR 0.2%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	1,883,201	8,380,243

Total Fixed-Income Funds
(Cost: $2,451,650,355)		2,412,572,229

Alternative Investment Funds 1.2%
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1(a)(b)	6,715	37,673

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1(a)(b)	2,380,968	22,857,289

Alternative Investment Funds (continued)
	Shares	Value ($)
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	2,817,424	25,666,737

Total Alternative Investment Funds
(Cost: $51,665,275)		48,561,699

Money Market Funds 2.9%
Columbia Short-Term Cash Fund, 0.284%(a)(c)	77,282,431	77,282,431

Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(b)(c)	36,565,246	36,565,246

Total Money Market Funds
(Cost: $113,847,677)		113,847,677

Total Investments
(Cost: $3,790,668,607)		3,989,895,217

Other Assets & Liabilities, Net		4,755,653

Net Assets		3,994,650,870

At December 31, 2015, cash totaling $4,151,772 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
TOPIX INDX FUTR	127	JPY	16,351,138	03/2016	—	(422,679)
US LONG BOND(CBT)	110	USD	16,912,500	03/2016	68,552	—
US ULTRA BOND CBT	97	USD	15,392,688	03/2016	141,536	—

Total			48,656,326		210,088	(422,679)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Russell 2000 Mini	(174)	USD	(19,688,100)	03/2016	—	(240,557)
S&P500 EMINI FUT	(393)	USD	(39,995,610)	03/2016	—	(730,964)

Total			(59,683,710)		—	(971,521)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	31

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2015

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	92,995,695	(15,713,264)	—	77,282,431	—	28,139	77,282,431
Columbia Variable Portfolio — Cash Management Fund, Class 1	3,976,003	91,275,439	(58,686,196)	—	36,565,246	—	5,225	36,565,246
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1	2,957,881	—	(2,169,480)	(724,605)	63,796	—	—	37,673
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	84,850,260	53,850	(20,565,077)	9,080,581	73,419,614	—	—	98,680,060
Columbia Variable Portfolio — Core Bond Fund, Class 1	293,716,673	3,570,231	(149,526,624)	4,739,153	152,499,433	—	3,466,709	154,369,461
Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1	54,259,753	—	(30,372,617)	(520,817)	23,366,319	—	—	22,857,289
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	90,426,836	—	(116,483,688)	50,954,548	24,897,696	—	—	30,960,520
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	12,458,627	166,280	(2,369,256)	(114,739)	10,140,912	—	166,279	9,237,357
Columbia Variable Portfolio — Emerging Markets Fund, Class 1	29,853,362	28,500,898	—	—	58,354,260	1,551,197	90,213	52,186,128
Columbia Variable Portfolio — Global Bond Fund, Class 1	25,288,875	—	(24,377,245)	(911,630)	—	—	—	—
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	33,109,401	910,427	(27,817,420)	2,631,744	8,834,152	75,018	782,813	8,296,939
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1	216,087,764	355,795,569	(68,238,361)	(5,498,483)	498,146,489	1,615,476	7,782,093	483,065,503
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	32,953,960	31,946,080	(11,271,345)	3,909,769	57,538,464	—	—	71,009,172
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	52,265,658	94,058,850	(15,688,262)	4,160,118	134,796,364	—	—	140,834,884
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	331,245,731	5,794,983	(231,898,980)	1,021,113	106,162,847	—	5,616,488	95,499,995
Columbia Variable Portfolio — Mid Cap Growth Fund, Class 1	2,807,090	—	(3,226,928)	419,838	—	—	—	—
Columbia Variable Portfolio — Mid Cap Value Fund, Class 1	17,454,775	—	(19,390,655)	1,935,880	—	—	—	—
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	26,398,858	42,245	(25,968,874)	11,709,643	12,181,872	—	—	14,951,404
Columbia Variable Portfolio — Strategic Income Fund, Class 1	73,178,953	4,219,980	(62,918,901)	(1,712,295)	12,767,737	1,051,495	3,115,889	8,380,243
Columbia Variable Portfolio — U.S. Equities Fund, Class 1	10,931,798	37,678,137	(5,138,063)	411,682	43,883,554	—	—	39,686,894
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	224,447,357	5,165,136	(87,570,908)	2,775,891	144,817,476	363,106	4,698,508	144,888,922
Variable Portfolio — American Century Diversified Bond Fund, Class 1	453,021,339	78,728,519	(57,490,740)	3,342,154	477,601,272	2,248,576	11,479,942	475,398,439
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	28,626,138	4,415,710	(5,392,481)	585,793	28,235,160	—	4,415,710	25,666,737
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	138,307,826	—	(142,394,774)	4,086,948	—	—	—	—
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	24,035,893	532,402	(24,213,607)	4,777,029	5,131,717	366,919	165,483	4,295,067

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends – Affiliated Issuers ($)	Value ($)
Variable Portfolio — DFA International Value Fund, Class 1	56,647,271	41,526,492	(1,722,873)	338,777	96,789,667	1,977,018	1,898,791	87,423,351
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	33,076,086	1,917,230	(21,661,206)	(264,367)	13,067,743	—	1,917,230	10,589,897
Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1	2,889,759	—	(2,421,511)	(468,248)	—	—	—	—
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	46,541,858	—	(22,818,843)	11,570,586	35,293,601	—	—	60,174,707
Variable Portfolio — Invesco International Growth Fund, Class 1	101,937,190	7,092,514	(18,309,873)	4,956,949	95,676,780	5,555,174	1,420,958	96,850,431
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	413,704,194	122,584,224	(73,991,973)	5,116,903	467,413,348	1,336,329	9,413,653	465,166,650
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	23,697,514	43,080	(11,892,591)	1,840,282	13,688,285	—	—	14,913,400
Variable Portfolio — Loomis Sayles Growth Fund, Class 1	60,470,445	27,586,080	(14,499,547)	7,548,246	81,105,224	—	—	114,182,319
Variable Portfolio — MFS Value Fund, Class 1	70,226,665	53,850	(24,011,325)	12,171,663	58,440,853	—	—	103,924,992
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	7,430,014	1,898,476	(8,097,609)	(1,230,881)	—	1,821,681	76,795	—
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1	11,167,496	1,759,815	(2,169,481)	(44,046)	10,713,784	1,181,520	578,295	8,577,745
Variable Portfolio — NFJ Dividend Value Fund, Class 1	57,915,497	43,081	(9,317,383)	4,595,488	53,236,683	—	—	87,928,317
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	47,898,424	43,080	(15,510,686)	6,903,355	39,334,173	—	—	66,660,014
Variable Portfolio — Partners Small Cap Growth Fund, Class 1	16,294,343	4,836,540	(4,338,961)	2,250,576	19,042,498	—	—	25,649,325
Variable Portfolio — Partners Small Cap Value Fund, Class 1	33,301,205	63,367	(25,604,481)	9,946,489	17,706,580	—	—	26,004,413
Variable Portfolio — Pyramis® International Equity Fund, Class 1	88,176,680	12,797,877	(1,722,872)	372,730	99,624,415	3,110,854	1,503,642	99,807,470
Variable Portfolio — Pyrford International Equity Fund, Class 1	84,678,740	2,686,343	(3,445,747)	124,034	84,043,370	—	2,538,905	81,115,423
Variable Portfolio — Sit Dividend Growth Fund, Class 1	59,683,845	43,080	(21,644,807)	9,988,787	48,070,905	—	—	76,877,305
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	338,951,630	53,327,283	(37,668,390)	1,024,129	355,634,652	170,478	3,156,806	355,970,271
Variable Portfolio — Victory Established Value Fund, Class 1	28,201,493	—	(22,222,591)	4,556,039	10,534,941	—	—	12,220,271
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	331,589,518	2,329,610	(131,591,002)	2,236,168	204,564,294	—	2,195,030	201,708,552

Total	4,177,140,678	1,116,482,453	(1,683,547,498)	180,592,974	3,790,668,607	22,424,841	66,513,596	3,989,895,217

(b)	Non-income producing investment.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	33

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2015

Currency Legend

JPY	Japanese Yen
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Conservative Portfolio

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Equity Funds	—	1,414,913,612	—	1,414,913,612

Fixed-Income Funds	—	2,412,572,229	—	2,412,572,229

Alternative Investment Funds	—	48,561,699	—	48,561,699

Money Market Funds	—	113,847,677	—	113,847,677

Total Investments	—	3,989,895,217	—	3,989,895,217

Derivatives

Assets

Futures Contracts	210,088	—	—	210,088

Liabilities

Futures Contracts	(1,394,200)	—	—	(1,394,200)

Total	(1,184,112)	3,989,895,217	—	3,988,711,105

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	4,439,845,691	4,439,845,691	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	35

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – Moderate Portfolio

December 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 50.8%
	Shares	Value ($)
GLOBAL REAL ESTATE 0.5%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	11,471,892	101,296,802

INTERNATIONAL 14.8%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	37,059,699	504,382,501

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	2,761,137	30,538,181

Variable Portfolio — DFA International Value Fund, Class 1(a)	69,134,533	615,988,689

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	60,343,110	685,497,729

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	65,603,477	687,524,436

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	47,406,428	455,101,711

Total		2,979,033,247

U.S. LARGE CAP 31.4%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	49,361,826	822,861,637

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	35,793,444	462,451,304

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	24,325,081	880,324,673

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	11,363,485	194,770,136

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	25,793,697	512,004,883

Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	39,776,773	825,368,051

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	45,201,006	841,190,715

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	46,426,381	796,676,691

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	24,948,800	517,687,593

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	32,436,823	502,446,397

Total		6,355,782,080

Equity Funds (continued)
	Shares	Value ($)
U.S. MID CAP 0.9%
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	5,594,814	102,832,686

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	4,367,455	82,020,801

Total		184,853,487

U.S. SMALL CAP 3.2%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1(a)(b)	18,360,007	324,788,526

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	9,158,502	158,716,840

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	8,135,135	169,292,151

Total		652,797,517

Total Equity Funds
(Cost: $8,137,682,392)		10,273,763,133

Fixed-Income Funds 45.6%
EMERGING MARKETS 0.3%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	5,914,545	51,870,561

FLOATING RATE 0.3%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	6,653,234	51,562,560

HIGH YIELD 0.2%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	5,605,249	45,234,356

INVESTMENT GRADE 44.6%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	81,543,835	799,945,019

Columbia Variable Portfolio — Intermediate Bond Fund, Class 1(a)	196,727,007	1,981,040,963

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	40,731,395	380,431,227

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	55,518,741	578,505,280

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	175,879,916	1,892,467,899

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2015

Fixed-Income Funds (continued)
	Shares	Value ($)
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	122,974,537	1,328,125,000

Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	131,737,418	1,370,069,143

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	67,441,845	681,837,055

Total		9,012,421,586

MULTISECTOR 0.2%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	10,481,216	46,641,414

Total Fixed-Income Funds
(Cost: $9,312,686,171)		9,207,730,477

Alternative Investment Funds 1.6%
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1(a)(b)	4,249,250	23,838,294

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1(a)(b)	15,996,580	153,567,172

Alternative Investment Funds (continued)
	Shares	Value ($)

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	16,593,946	151,170,847

Total Alternative Investment Funds
(Cost: $364,162,329)		328,576,313

Money Market Funds 1.9%
Columbia Short-Term Cash Fund, 0.284%(a)(c)	382,103,042	382,103,042

Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(b)(c)	17,040	17,040

Total Money Market Funds
(Cost: $382,120,082)		382,120,082

Total Investments
(Cost: $18,196,650,974)		20,192,190,005

Other Assets & Liabilities, Net		29,188,152

Net Assets		20,221,378,157

At December 31, 2015, cash totaling $25,299,097 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
TOPIX INDX FUTR	960	JPY	123,599,151	03/2016	—	(3,195,058)
US LONG BOND(CBT)	500	USD	76,875,000	03/2016	311,600	—
US ULTRA BOND CBT	975	USD	154,720,312	03/2016	1,422,659	—

Total			355,194,463		1,734,259	(3,195,058)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Russell 2000 Mini	(1,057)	USD	(119,599,550)	03/2016	—	(1,461,313)
S&P500 EMINI FUT	(1,988)	USD	(202,318,760)	03/2016	—	(3,697,600)
US 2YR NOTE (CBT)	(190)	USD	(41,274,531)	03/2016	62,002	—

Total			(363,192,841)		62,002	(5,158,913)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	37

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2015

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	497,235,733	(115,132,691)	—	382,103,042	—	152,010	382,103,042
Columbia Variable Portfolio — Cash Management Fund, Class 1	17,039	1	—	—	17,040	—	1	17,040
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1	48,239,336	16,411	(5,529,985)	(2,043,503)	40,682,259	—	—	23,838,294
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	641,636,351	880,611	(100,200,393)	41,084,998	583,401,567	—	—	822,861,637
Columbia Variable Portfolio — Core Bond Fund, Class 1	957,973,617	18,662,293	(186,682,103)	77,385	790,031,192	—	18,662,293	799,945,019
Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1	182,297,218	—	(23,863,181)	(672,811)	157,761,226	—	—	153,567,172
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	446,969,320	—	(817,146,668)	370,177,348	—	—	—	—
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	123,891,737	1,768,108	(63,473,059)	(3,479,949)	58,706,837	—	1,768,108	51,870,561
Columbia Variable Portfolio — Emerging Markets Fund, Class 1	260,435,915	294,957,981	—	—	555,393,896	11,315,825	872,512	504,382,501
Columbia Variable Portfolio — Global Bond Fund, Class 1	107,640,070	—	(96,626,368)	(11,013,702)	—	—	—	—
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	350,744,340	4,728,202	(292,514,551)	(16,547,156)	46,410,835	411,332	4,292,253	45,234,356
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1	867,385,635	1,408,899,528	(218,688,230)	(17,566,313)	2,040,030,620	6,533,678	31,474,128	1,981,040,963
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	264,464,180	115,155,822	(56,111,520)	19,223,386	342,731,868	—	—	462,451,304
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	321,883,580	531,296,611	(42,410,341)	11,051,411	821,821,261	—	—	880,324,673
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	1,138,420,338	22,999,121	(745,483,714)	6,604,841	422,540,586	—	22,999,121	380,431,227
Columbia Variable Portfolio — Mid Cap Growth Fund, Class 1	30,082,193	—	(43,387,779)	13,305,586	—	—	—	—
Columbia Variable Portfolio — Mid Cap Value Fund, Class 1	78,424,066	—	(147,661,359)	69,237,293	—	—	—	—
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	154,843,292	49,233	(67,030,331)	29,326,364	117,188,558	—	—	194,770,136
Columbia Variable Portfolio — Strategic Income Fund, Class 1	363,856,365	23,374,463	(330,466,551)	15,250,242	72,014,519	5,885,512	17,440,501	46,641,414

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — U.S. Equities Fund, Class 1	43,811,198	308,683,028	(18,930,225)	9,774,750	343,338,751	—	—	324,788,526
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	709,475,552	21,076,974	(157,852,334)	2,978,425	575,678,617	1,510,864	19,550,222	578,505,280
Variable Portfolio — American Century Diversified Bond Fund, Class 1	1,473,646,559	569,809,487	(165,251,899)	9,105,515	1,887,309,662	8,935,296	45,618,498	1,892,467,899
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	182,818,282	27,348,766	(48,263,913)	3,815,709	165,718,844	—	27,348,766	151,170,847
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	565,463,539	—	(573,822,088)	8,358,549	—	—	—	—
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	193,792,097	9,735,710	(206,299,457)	38,736,646	35,964,996	8,215,898	1,519,812	30,538,181
Variable Portfolio — DFA International Value Fund, Class 1	504,018,606	196,029,695	(10,472,605)	1,245,520	690,821,216	12,607,519	13,132,876	615,988,689
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	231,592,706	9,595,851	(175,074,745)	(3,369,951)	62,743,861	—	9,595,851	51,562,560
Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1	40,410,705	—	(29,750,928)	(10,659,777)	—	—	—	—
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	308,863,849	—	(88,195,898)	43,985,161	264,653,112	—	—	512,004,883
Variable Portfolio — Invesco International Growth Fund, Class 1	707,833,555	49,552,699	(127,618,604)	35,291,081	665,058,731	39,408,493	10,066,906	685,497,729
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	1,350,981,886	129,663,401	(194,252,575)	13,620,221	1,300,012,933	3,915,847	27,584,846	1,328,125,000
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	127,367,694	—	(137,837,182)	72,239,516	61,770,028	—	—	102,832,686
Variable Portfolio — Loomis Sayles Growth Fund, Class 1	239,113,158	323,644,644	(33,084,432)	17,863,588	547,536,958	—	—	825,368,051
Variable Portfolio — MFS Value Fund, Class 1	444,273,836	35,368,556	(52,000,852)	26,496,424	454,137,964	—	—	841,190,715
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	79,332,529	17,446,996	(86,131,022)	(10,648,503)	—	16,719,957	727,039	—
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1	109,468,968	20,782,114	(11,059,970)	(246,604)	118,944,508	13,952,879	6,829,235	101,296,802
Variable Portfolio — NFJ Dividend Value Fund, Class 1	414,354,878	85,056,234	(10,956,763)	5,249,087	493,703,436	—	—	796,676,691
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	320,092,670	—	(82,394,927)	44,940,882	282,638,625	—	—	517,687,593
Variable Portfolio — Partners Small Cap Growth Fund, Class 1	79,822,585	40,445,411	(11,059,969)	5,376,177	114,584,204	—	—	158,716,840

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	39

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends – Affiliated Issuers ($)	Value ($)
Variable Portfolio — Partners Small Cap Value Fund, Class 1	276,218,253	—	(291,431,585)	129,135,171	113,921,839	—	—	169,292,151
Variable Portfolio — Pyramis® International Equity Fund, Class 1	507,762,308	206,634,093	(13,249,267)	2,339,271	703,486,405	21,558,509	9,590,078	687,524,436
Variable Portfolio — Pyrford International Equity Fund, Class 1	516,104,265	14,900,619	(55,649,751)	2,002,663	477,357,796	—	14,522,975	455,101,711
Variable Portfolio — Sit Dividend Growth Fund, Class 1	383,307,649	60,889	(140,039,601)	63,641,930	306,970,867	—	—	502,446,397
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	1,071,297,478	409,848,595	(119,011,284)	3,800,363	1,365,935,152	627,674	11,622,887	1,370,069,143
Variable Portfolio — Victory Established Value Fund, Class 1	166,457,938	—	(269,993,057)	145,790,925	42,255,806	—	—	82,020,801
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	1,089,797,844	7,535,257	(413,360,654)	7,298,910	691,271,357	—	7,495,535	681,837,055

Total	18,476,685,179	5,403,243,137	(6,875,454,411)	1,192,177,069	18,196,650,974	151,599,283	302,866,453	20,192,190,005

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2015.

Currency Legend

JPY	Japanese Yen
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderate Portfolio

December 31, 2015

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Equity Funds	—	10,273,763,133	—	10,273,763,133

Fixed-Income Funds	—	9,207,730,477	—	9,207,730,477

Alternative Investment Funds	—	328,576,313	—	328,576,313

Money Market Funds	—	382,120,082	—	382,120,082

Total Investments	—	20,192,190,005	—	20,192,190,005

Derivatives

Assets

Futures Contracts	1,796,261	—	—	1,796,261

Liabilities

Futures Contracts	(8,353,971)	—	—	(8,353,971)

Total	(6,557,710)	20,192,190,005	—	20,185,632,295

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	20,378,785,271	20,378,785,271	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	41

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 65.9%
	Shares	Value ($)
GLOBAL REAL ESTATE 0.5%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	5,948,286	52,523,366

INTERNATIONAL 19.6%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	24,221,876	329,659,735

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	8,228,486	91,007,051

Variable Portfolio — DFA International Value Fund, Class 1(a)	42,390,939	377,703,264

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	39,970,841	454,068,760

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	44,111,323	462,286,662

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	29,585,274	284,018,635

Total		1,998,744,107

U.S. LARGE CAP 40.5%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	35,545,015	592,535,403

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	19,034,784	245,929,407

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	15,021,474	543,627,163

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	6,970,389	119,472,476

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	14,199,386	281,857,804

Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	23,930,707	496,562,163

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	29,697,880	552,677,553

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	30,542,767	524,113,874

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	19,365,032	401,824,412

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	23,543,727	364,692,329

Total		4,123,292,584

Equity Funds (continued)
	Shares	Value ($)
U.S. MID CAP 1.2%
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	3,733,473	68,621,231

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	3,069,266	57,640,819

Total		126,262,050

U.S. SMALL CAP 4.1%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1(a)(b)	11,372,175	201,173,779

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	5,946,966	103,060,924

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	5,307,721	110,453,659

Total		414,688,362

Total Equity Funds
(Cost: $5,303,877,023)		6,715,510,469

Fixed-Income Funds 30.6%
EMERGING MARKETS 0.2%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	2,042,288	17,910,868

FLOATING RATE 0.2%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	2,371,272	18,377,360

HIGH YIELD 0.1%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	1,882,578	15,192,401

INVESTMENT GRADE 30.0%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	21,500,357	210,918,508

Columbia Variable Portfolio — Intermediate Bond Fund, Class 1(a)	78,883,895	794,360,819

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	14,045,611	131,186,006

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	17,096,518	178,145,715

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	66,956,930	720,456,564

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2015

Fixed-Income Funds (continued)
	Shares	Value ($)
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	50,720,488	547,781,273

Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	38,874,892	404,298,879

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	7,416,357	74,979,368

Total		3,062,127,132

MULTISECTOR 0.1%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	2,336,694	10,398,287

Total Fixed-Income Funds
(Cost: $3,195,098,293)		3,124,006,048

Alternative Investment Funds 1.5%
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1(a)(b)	2,103,327	$11,799,663

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1(a)(b)	6,147,788	59,018,767

Alternative Investment Funds (continued)
	Shares	Value ($)
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	8,415,619	76,666,289

Total Alternative Investment Funds
(Cost: $164,833,151)		147,484,719

Money Market Funds 1.9%
Columbia Short-Term Cash Fund, 0.284%(a)(c)	192,941,575	192,941,575

Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(b)(c)	997	997

Total Money Market Funds
(Cost: $192,942,572)		192,942,572

Total Investments
(Cost: $8,856,751,039)		10,179,943,808

Other Assets & Liabilities, Net		14,330,135

Net Assets		10,194,273,943

At December 31, 2015, cash totaling $12,529,038 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
TOPIX INDX FUTR	568	JPY	73,129,498	03/2016	—	(1,890,408)
US LONG BOND(CBT)	200	USD	30,750,000	03/2016	124,640	—
US ULTRA BOND CBT	270	USD	42,845,625	03/2016	393,967	—

Total			146,725,123		518,607	(1,890,408)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Russell 2000 Mini	(625)	USD	(70,718,750)	03/2016	—	(864,069)
S&P500 EMINI FUT	(1,008)	USD	(102,584,160)	03/2016	—	(1,874,840)

Total			(173,302,910)		—	(2,738,909)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	43

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2015

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	253,395,498	(60,453,923)	—	192,941,575	—	74,622	192,941,575
Columbia Variable Portfolio — Cash Management Fund, Class 1	997	—	—	—	997	—	—	997
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1	23,945,662	54,147	(2,869,540)	(1,051,916)	20,078,353	—	—	11,799,663
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	469,528,396	305,344	(83,667,725)	34,630,314	420,796,329	—	—	592,535,403
Columbia Variable Portfolio — Core Bond Fund, Class 1	56,906,200	208,116,513	(50,746,086)	1,090,511	215,367,138	—	4,940,513	210,918,508
Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1	66,863,365	54,148	(5,773,903)	(84,971)	61,058,639	—	—	59,018,767
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	307,515,593	—	(553,876,960)	246,361,367	—	—	—	—
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	55,757,429	813,249	(33,633,075)	(2,346,530)	20,591,073	—	813,249	17,910,868
Columbia Variable Portfolio — Emerging Markets Fund, Class 1	174,387,583	195,108,703	—	—	369,496,286	9,767,358	570,341	329,659,735
Columbia Variable Portfolio — Global Bond Fund, Class 1	51,852,701	—	(49,391,825)	(2,460,876)	—	—	—	—
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	155,919,782	1,594,591	(136,730,428)	(4,715,047)	16,068,898	138,087	1,440,930	15,192,401
Columbia Variable Portfolio — Intermediate Bond Fund, Class 1	439,475,891	465,368,682	(79,359,928)	(6,737,646)	818,746,999	2,599,643	12,523,039	794,360,819
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	143,638,689	83,016,000	(52,666,421)	17,875,788	191,864,056	—	—	245,929,407
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	241,613,106	277,923,344	(35,861,483)	9,105,943	492,780,910	—	—	543,627,163
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	431,906,995	8,061,510	(294,082,444)	(746,224)	145,139,837	—	8,024,131	131,186,006
Columbia Variable Portfolio — Mid Cap Growth Fund, Class 1	10,116,588	—	(12,930,327)	2,813,739	—	—	—	—
Columbia Variable Portfolio — Mid Cap Value Fund, Class 1	32,311,022	—	(59,429,175)	27,118,153	—	—	—	—
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	126,061,688	41,450	(93,581,743)	41,394,396	73,915,791	—	—	119,472,476
Columbia Variable Portfolio — Strategic Income Fund, Class 1	206,847,860	8,917,107	(204,094,135)	922,320	12,593,152	2,249,923	6,667,183	10,398,287
Columbia Variable Portfolio — U.S. Equities Fund, Class 1	20,332,288	224,140,351	(30,940,084)	10,954,147	224,486,702	—	—	201,173,779
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	309,274,214	7,374,325	(142,133,969)	3,181,153	177,695,723	529,014	6,845,311	178,145,715

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends – Affiliated Issuers ($)	Value ($)
Variable Portfolio — American Century Diversified Bond Fund, Class 1	482,420,271	301,169,612	(53,292,724)	2,596,595	732,893,754	3,361,002	17,159,350	720,456,564
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	122,190,791	13,940,808	(57,137,442)	4,702,002	83,696,159	—	13,940,808	76,666,289
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	171,312,557	—	(177,266,414)	5,953,857	—	—	—	—
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	124,876,755	11,127,146	(44,003,403)	9,548,788	101,549,286	9,378,706	1,748,440	91,007,051
Variable Portfolio — DFA International Value Fund, Class 1	381,483,367	36,826,391	(5,426,366)	786,496	413,669,888	8,150,355	8,548,280	377,703,264
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	103,299,388	3,327,097	(82,428,806)	(1,841,283)	22,356,396	—	3,327,097	18,377,360
Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1	10,946,226	—	(8,689,425)	(2,256,801)	—	—	—	—
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	198,536,639	—	(94,217,901)	47,379,708	151,698,446	—	—	281,857,804
Variable Portfolio — Invesco International Growth Fund, Class 1	475,601,926	32,943,026	(106,323,707)	29,538,308	431,759,553	26,115,578	6,712,444	454,068,760
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	452,321,496	156,532,395	(55,762,724)	2,152,249	555,243,416	1,557,900	10,974,494	547,781,273
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	58,324,072	—	(34,598,073)	17,943,308	41,669,307	—	—	68,621,231
Variable Portfolio — Loomis Sayles Growth Fund, Class 1	198,239,152	106,846,000	(39,145,088)	20,867,715	286,807,779	—	—	496,562,163
Variable Portfolio — MFS Value Fund, Class 1	304,946,055	13,715,875	(40,852,942)	20,908,053	298,717,041	—	—	552,677,553
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	17,429,519	2,212,504	(15,578,757)	(4,063,266)	—	2,110,529	101,975	—
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1	61,782,587	10,775,726	(8,608,620)	(56,578)	63,893,115	7,234,702	3,541,024	52,523,366
Variable Portfolio — NFJ Dividend Value Fund, Class 1	277,159,812	63,816,813	(13,081,635)	6,380,641	334,275,631	—	—	524,113,874
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	248,914,308	—	(59,316,819)	32,469,148	222,066,637	—	—	401,824,412
Variable Portfolio — Partners Small Cap Growth Fund, Class 1	57,805,858	20,285,397	(8,608,620)	4,193,160	73,675,795	—	—	103,060,924
Variable Portfolio — Partners Small Cap Value Fund, Class 1	172,190,538	—	(171,575,137)	76,548,808	77,164,209	—	—	110,453,659
Variable Portfolio — Pyramis® International Equity Fund, Class 1	343,083,977	134,657,924	(8,641,373)	1,611,169	470,711,697	14,473,315	6,341,691	462,286,662
Variable Portfolio — Pyrford International Equity Fund, Class 1	199,208,169	112,960,512	(7,771,706)	181,470	304,578,445	—	8,145,445	284,018,635

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	45

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends – Affiliated Issuers ($)	Value ($)
Variable Portfolio — Sit Dividend Growth Fund, Class 1	269,666,214	19,406	(86,710,897)	39,632,916	222,607,639	—	—	364,692,329
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	333,897,859	113,816,684	(45,655,245)	1,319,371	403,378,669	195,553	3,621,131	404,298,879
Variable Portfolio — Victory Established Value Fund, Class 1	76,042,417	—	(88,055,794)	47,705,858	35,692,481	—	—	57,640,819
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	481,391,927	1,089,694	(409,999,859)	2,541,476	75,023,238	—	1,080,349	74,979,368

Total	8,947,327,929	2,870,347,972	(3,704,972,651)	744,047,789	8,856,751,039	87,861,665	127,141,847	10,179,943,808

(b)	Non-income producing investment.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2015.

Currency Legend

JPY	Japanese Yen
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Moderately Aggressive Portfolio

December 31, 2015

Fair Value Measurements (continued)

illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Equity Funds	—	6,715,510,469	—	6,715,510,469

Fixed-Income Funds	—	3,124,006,048	—	3,124,006,048

Alternative Investment Funds	—	147,484,719	—	147,484,719

Money Market Funds	—	192,942,572	—	192,942,572

Total Investments	—	10,179,943,808	—	10,179,943,808

Derivatives

Assets

Futures Contracts	518,607	—	—	518,607

Liabilities

Futures Contracts	(4,629,317)	—	—	(4,629,317)

Total	(4,110,710)	10,179,943,808	—	10,175,833,098

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	10,397,518,548	10,397,518,548	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	47

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – Aggressive Portfolio

December 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 81.2%
	Shares	Value ($)
GLOBAL REAL ESTATE 0.8%
Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1(a)	2,646,101	23,365,076

INTERNATIONAL 23.6%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	5,644,177	76,817,252

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	4,883,763	54,014,421

Variable Portfolio — DFA International Value Fund, Class 1(a)	16,575,086	147,684,017

Variable Portfolio — Invesco International Growth Fund, Class 1(a)	14,546,345	165,246,479

Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	17,495,857	183,356,582

Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	9,014,802	86,542,094

Total		713,660,845

U.S. LARGE CAP 50.3%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	11,939,429	199,030,283

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	8,486,521	109,645,851

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	6,047,570	218,861,564

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	8,925,826	152,988,660

Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	4,460,096	88,532,900

Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	10,490,245	217,672,577

Variable Portfolio — MFS Value Fund, Class 1(a)(b)	6,105,137	113,616,597

Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	10,706,409	183,721,973

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	6,556,190	136,040,952

Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	6,709,261	103,926,461

Total		1,524,037,818

U.S. MID CAP 1.5%
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	1,354,601	24,897,562

Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	1,085,310	20,382,117

Total		45,279,679

Equity Funds (continued)
	Shares	Value ($)
U.S. SMALL CAP 5.0%
Columbia Variable Portfolio — U.S. Equities Fund, Class 1(a)(b)	3,932,195	69,560,532

Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	2,326,184	40,312,768

Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	1,992,771	41,469,567

Total		151,342,867

Total Equity Funds
(Cost: $2,034,648,106)		2,457,686,285

Fixed-Income Funds 16.2%
EMERGING MARKETS 0.1%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	445,638	3,908,243

FLOATING RATE 0.2%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	538,844	4,176,045

HIGH YIELD —%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)	116,550	940,557

INVESTMENT GRADE 15.8%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	6,054,514	59,394,785

Columbia Variable Portfolio — Intermediate Bond Fund, Class 1(a)	12,393,087	124,798,382

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	2,680,482	27,930,626

Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	11,556,535	124,348,322

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	7,595,582	82,032,282

Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	5,691,932	59,196,091

Total		477,700,488

MULTISECTOR 0.1%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	511,035	2,274,103

Total Fixed-Income Funds
(Cost: $496,883,277)		488,999,436

The accompanying Notes to Financial Statements are an integral part of this statement.

48	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2015

Alternative Investment Funds 1.0%
	Shares	Value ($)
Columbia Variable Portfolio — Commodity Strategy Fund, Class 1(a)(b)	999,864	5,609,236

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1(a)(b)	1,020,698	9,798,702

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	1,742,023	15,869,830

Total Alternative Investment Funds
(Cost: $36,932,848)		31,277,768

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(a)(c)	45,563,034	45,563,034

Columbia Variable Portfolio — Cash Management Fund, Class 1, 0.010%(a)(b)(c)	993	993

Total Money Market Funds
(Cost: $45,564,027)		45,564,027

Total Investments
(Cost: $2,614,028,258)		3,023,527,516

Other Assets & Liabilities, Net		3,802,609

Net Assets		3,027,330,125

At December 31, 2015, cash totaling $3,337,287 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
TOPIX INDX FUTR	145	JPY	18,668,622	03/2016	—	(482,588)
US ULTRA BOND CBT	49	USD	7,775,688	03/2016	71,498	—

Total			26,444,310		71,498	(482,588)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Russell 2000 Mini	(199)	USD	(22,516,850)	03/2016	—	(275,119)
S&P500 EMINI FUT	(300)	USD	(30,531,000)	03/2016	—	(557,988)

Total			(53,047,850)		—	(833,107)

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	62,791,773	(17,228,739)	—	45,563,034	—	19,392	45,563,034

Columbia Variable Portfolio — Cash Management Fund, Class 1	993	—	—	—	993	—	—	993

Columbia Variable Portfolio — Commodity Strategy Fund, Class 1	10,658,139	—	(734,905)	(269,973)	9,653,261	—	—	5,609,236

Columbia Variable Portfolio — Contrarian Core Fund, Class 1	155,710,957	4,061,563	(23,988,283)	10,136,828	145,921,065	—	—	199,030,283

Columbia Variable Portfolio — Core Bond Fund, Class 1	13,792,426	56,573,062	(10,116,006)	301,098	60,550,580	—	1,330,803	59,394,785

Columbia Variable Portfolio — Diversified Absolute Return Fund, Class 1	9,131,253	1,765,554	(744,784)	(7,321)	10,144,702	—	—	9,798,702

Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	101,543,313	—	(178,838,528)	77,295,215	—	—	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	49

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	6,232,355	81,619	(1,411,584)	(291,351)	4,611,039	—	81,619	3,908,243

Columbia Variable Portfolio — Emerging Markets Fund, Class 1	70,400,631	12,536,351	—	—	82,936,982	2,118,098	132,016	76,817,252

Columbia Variable Portfolio — Global Bond Fund, Class 1	15,321,971	—	(13,687,820)	(1,634,151)	—	—	—	—

Columbia Variable Portfolio — Income Opportunities Fund, Class 1	32,298,074	826,340	(34,745,150)	2,609,625	988,889	72,264	754,076	940,557

Columbia Variable Portfolio — Intermediate Bond Fund, Class 1	76,717,327	62,839,568	(11,614,285)	(1,136,857)	126,805,753	401,122	1,932,291	124,798,382

Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	55,085,884	35,716,656	(7,377,966)	2,423,727	85,848,301	—	—	109,645,851

Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	136,855,683	63,678,702	(8,347,538)	2,152,890	194,339,737	—	—	218,861,564

Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	46,864,480	—	(46,092,590)	(771,890)	—	—	—	—

Columbia Variable Portfolio — Mid Cap Growth Fund, Class 1	3,910,527	—	(4,870,637)	960,110	—	—	—	—

Columbia Variable Portfolio — Mid Cap Value Fund, Class 1	20,896,667	—	(35,469,163)	14,572,496	—	—	—	—

Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	46,729,560	85,772,401	(1,952,239)	784,931	131,334,653	—	—	152,988,660

Columbia Variable Portfolio — Strategic Income Fund, Class 1	52,525,776	1,378,848	(50,678,300)	264,422	3,490,746	287,112	850,798	2,274,103

Columbia Variable Portfolio — U.S. Equities Fund, Class 1	19,879,182	63,649,405	(18,923,146)	8,757,865	73,363,306	—	—	69,560,532

Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	26,916,186	12,707,698	(11,782,926)	392,151	28,233,109	85,565	1,107,195	27,930,626

Variable Portfolio — American Century Diversified Bond Fund, Class 1	61,853,255	72,820,903	(8,572,164)	(303,184)	125,798,810	575,202	2,936,649	124,348,322

Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	41,746,819	2,730,249	(30,096,811)	2,754,628	17,134,885	—	2,730,249	15,869,830

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	23,460,734	—	(24,519,363)	1,058,629	—	—	—	—

Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	54,534,984	5,546,834	(6,683,304)	1,733,401	55,131,915	4,614,345	932,489	54,014,421

Variable Portfolio — DFA International Value Fund, Class 1	158,897,208	10,140,005	(3,540,956)	397,317	165,893,574	3,319,156	3,423,199	147,684,017

Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	19,727,662	1,347,917	(15,143,270)	(993,962)	4,938,347	—	1,347,917	4,176,045

Variable Portfolio — Goldman Sachs Commodity Strategy Fund, Class 1	6,934,024	—	(5,114,105)	(1,819,919)	—	—	—	—

Variable Portfolio — Holland Large Cap Growth Fund, Class 1	69,607,861	—	(39,707,205)	19,884,408	49,785,064	—	—	88,532,900

Variable Portfolio — Invesco International Growth Fund, Class 1	179,393,520	14,139,576	(42,352,662)	11,674,821	162,855,255	9,452,545	2,439,600	165,246,479

Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	45,236,779	47,659,410	(10,776,880)	356,735	82,476,044	237,116	1,670,343	82,032,282

Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	27,379,600	299,209	(26,642,085)	13,986,436	15,023,160	—	—	24,897,562

Variable Portfolio — Loomis Sayles Growth Fund, Class 1	70,599,100	74,835,000	(11,740,605)	6,243,995	139,937,490	—	—	217,672,577

Variable Portfolio — MFS Value Fund, Class 1	113,034,654	—	(91,657,144)	47,469,568	68,847,078	—	—	113,616,597

The accompanying Notes to Financial Statements are an integral part of this statement.

50	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	10,292,514	2,099,861	(10,495,410)	(1,896,965)	—	2,010,691	89,171	—

Variable Portfolio — Morgan Stanley Global Real Estate Fund, Class 1	27,254,618	5,159,201	(3,269,811)	(587,615)	28,556,393	3,463,510	1,695,692	23,365,076

Variable Portfolio — NFJ Dividend Value Fund, Class 1	99,894,104	23,486,619	(7,742,893)	3,717,012	119,354,842	—	—	183,721,973

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	100,484,206	—	(46,090,566)	25,125,269	79,518,909	—	—	136,040,952

Variable Portfolio — Partners Small Cap Growth Fund, Class 1	17,452,992	18,968,675	(2,939,621)	1,439,293	34,921,339	—	—	40,312,768

Variable Portfolio — Partners Small Cap Value Fund, Class 1	42,481,387	679,271	(24,106,685)	10,857,410	29,911,383	—	—	41,469,567

Variable Portfolio — Pyramis® International Equity Fund, Class 1	118,367,953	75,176,640	(3,785,663)	706,363	190,465,293	5,707,644	2,366,913	183,356,582

Variable Portfolio — Pyrford International Equity Fund, Class 1	36,286,554	58,497,514	(545,166)	(199)	94,238,703	—	2,271,695	86,542,094

Variable Portfolio — Sit Dividend Growth Fund, Class 1	105,841,436	481,878	(58,117,886)	26,781,478	74,986,906	—	—	103,926,461

Variable Portfolio — TCW Core Plus Bond Fund, Class 1	60,268,532	5,565,517	(7,037,087)	192,998	58,989,960	28,077	519,909	59,196,091

Variable Portfolio — Victory Established Value Fund, Class 1	33,850,927	—	(48,753,084)	26,378,915	11,476,758	—	—	20,382,117

Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	43,635,886	—	(43,830,499)	194,613	—	—	—	—

Total	2,469,988,693	884,013,819	(1,051,865,514)	311,891,260	2,614,028,258	32,372,447	28,632,016	3,023,527,516

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2015.

Currency Legend

JPY	Japanese Yen
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	51

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Equity Funds	—	2,457,686,285	—	2,457,686,285

Fixed-Income Funds	—	488,999,436	—	488,999,436

Alternative Investment Funds	—	31,277,768	—	31,277,768

Money Market Funds	—	45,564,027	—	45,564,027

Total Investments	—	3,023,527,516	—	3,023,527,516

Derivatives

Assets

Futures Contracts	71,498	—	—	71,498

Liabilities

Futures Contracts	(1,315,695)	—	—	(1,315,695)

Total	(1,244,197)	3,023,527,516	—	3,022,283,319

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

52	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Aggressive Portfolio

December 31, 2015

Fair Value Measurements (continued)

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	2,905,485,110	2,905,485,110	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	53

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Assets

Investments in affiliated funds, at value (identified cost $1,449,171,545, $3,790,668,607, and $18,196,650,974)	$1,447,216,001	$3,989,895,217	$20,192,190,005

Margin deposits	926,657	4,151,772	25,299,097

Receivable for:

Affiliated investments sold	1,908,149	4,865,538	18,451,540

Dividends from affiliated funds	6,011	16,275	80,728

Variation margin	161,060	729,380	4,349,030

Prepaid expenses	5,069	11,183	48,895

Total assets	1,450,222,947	3,999,669,365	20,240,419,295

Liabilities

Payable for:

Capital shares purchased	1,908,149	4,865,538	18,451,540

Variation margin	—	—	8,906

Investment management fees	531	1,471	7,388

Distribution and/or service fees	9,933	27,466	139,193

Transfer agent fees	48	134	672

Administration fees	827	2,286	11,583

Compensation of board members	38,418	73,573	271,598

Other expenses	30,160	48,027	150,258

Total liabilities	1,988,066	5,018,495	19,041,138

Net assets applicable to outstanding capital stock	$1,448,234,881	$3,994,650,870	$20,221,378,157

Represented by

Trust capital	$1,448,234,881	$3,994,650,870	$20,221,378,157

Total — representing net assets applicable to outstanding capital stock	$1,448,234,881	$3,994,650,870	$20,221,378,157

Class 2

Net assets	$557,776,823	$1,566,214,420	$7,690,135,725

Shares outstanding	44,589,012	117,237,306	539,987,284

Net asset value per share	$12.51	$13.36	$14.24

Class 4

Net assets	$890,458,058	$2,428,436,450	$12,531,242,432

Shares outstanding	71,207,625	181,435,359	878,773,296

Net asset value per share	$12.51	$13.38	$14.26

The accompanying Notes to Financial Statements are an integral part of this statement.

54	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Assets

Investments in affiliated funds, at value (identified cost $8,856,751,039 and $2,614,028,258)	$10,179,943,808	$3,023,527,516

Margin deposits	12,529,038	3,337,287

Receivable for:

Affiliated investments sold	9,591,371	2,536,649

Dividends from affiliated funds	40,716	9,628

Variation margin	2,056,430	565,850

Prepaid expenses	25,709	8,843

Total assets	10,204,187,072	3,029,985,773

Liabilities

Payable for:

Capital shares purchased	9,591,371	2,536,649

Variation margin	—	—

Investment management fees	3,744	898

Distribution and/or service fees	70,291	20,900

Transfer agent fees	340	82

Administration fees	5,850	1,726

Compensation of board members	154,347	54,504

Other expenses	87,186	40,889

Total liabilities	9,913,129	2,655,648

Net assets applicable to outstanding capital stock	$10,194,273,943	$3,027,330,125

Represented by

Trust capital	$10,194,273,943	$3,027,330,125

Total — representing net assets applicable to outstanding capital stock	$10,194,273,943	$3,027,330,125

Class 2

Net assets	$4,668,251,628	$1,418,901,738

Shares outstanding	311,187,844	90,228,035

Net asset value per share	$15.00	$15.73

Class 4

Net assets	$5,526,022,315	$1,608,428,387

Shares outstanding	367,792,625	102,117,392

Net asset value per share	$15.02	$15.75

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	55

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

	Variable Portfolio – Conservative Portfolio	Variable Portfolio – Moderately Conservative Portfolio	Variable Portfolio – Moderate Portfolio
Net investment income

Income:

Dividends — affiliated issuers	$25,417,080	$66,513,596	$302,866,453

Total income	25,417,080	66,513,596	302,866,453

Expenses:

Investment management fees	30,792	85,394	447,480

Distribution and/or service fees

Class 2	1,473,691	4,152,888	19,977,082

Class 4	2,422,457	6,722,619	33,683,528

Transfer agent fees

Class 2	1,076	3,025	15,401

Class 4	1,724	4,738	25,279

Administration fees	313,541	875,168	4,319,734

Compensation of board members	28,993	63,713	276,527

Custodian fees	12,036	14,566	14,678

Printing and postage fees	57,486	152,405	720,240

Audit fees	16,160	17,160	17,160

Legal fees	15,310	33,680	147,839

Other	25,711	59,018	257,838

Total expenses	4,398,977	12,184,374	59,902,786

Net investment income	21,018,103	54,329,222	242,963,667

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Sales of underlying affiliated funds	37,942,449	180,592,974	1,192,177,069

Capital gain distributions from underlying affiliated funds	6,400,682	22,424,841	151,599,283

Foreign currency translations	(1,768)	(7,756)	(57,922)

Futures contracts	(37,584)	1,122,135	4,522,459

Net realized gain	44,303,779	204,132,194	1,348,240,889

Net change in unrealized appreciation (depreciation) on:

Investments — affiliated issuers	(65,795,073)	(261,298,072)	(1,677,699,885)

Foreign currency translations	2,771	12,135	91,729

Futures contracts	(136,176)	(1,184,112)	(6,557,710)

Net change in unrealized depreciation	(65,928,478)	(262,470,049)	(1,684,165,866)

Net realized and unrealized loss	(21,624,699)	(58,337,855)	(335,924,977)

Net decrease in net assets from operations	$(606,596)	$(4,008,633)	$(92,961,310)

The accompanying Notes to Financial Statements are an integral part of this statement.

56	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF OPERATIONS (continued)

Year Ended December 31, 2015

	Variable Portfolio – Moderately Aggressive Portfolio	Variable Portfolio – Aggressive Portfolio
Net investment income

Income:

Dividends — affiliated issuers	$127,141,847	$28,632,016

Total income	127,141,847	28,632,016

Expenses:

Investment management fees	225,835	55,502

Distribution and/or service fees

Class 2	12,203,360	3,639,786

Class 4	15,064,254	4,361,160

Transfer agent fees

Class 2	9,354	2,348

Class 4	11,176	2,698

Administration fees	2,194,977	643,405

Compensation of board members	144,825	49,264

Custodian fees	15,199	14,121

Printing and postage fees	371,988	111,188

Audit fees	17,160	17,160

Legal fees	75,936	26,345

Other	135,506	44,096

Total expenses	30,469,570	8,967,073

Net investment income	96,672,277	19,664,943

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Sales of underlying affiliated funds	744,047,789	311,891,260

Capital gain distributions from underlying affiliated funds	87,861,665	32,372,447

Foreign currency translations	(34,690)	(8,749)

Futures contracts	3,777,933	1,511,978

Net realized gain	835,652,697	345,766,936

Net change in unrealized appreciation (depreciation) on:

Investments — affiliated issuers	(993,132,800)	(383,524,354)

Foreign currency translations	54,273	13,855

Futures contracts	(4,110,710)	(1,244,197)

Net change in unrealized depreciation	(997,189,237)	(384,754,696)

Net realized and unrealized loss	(161,536,540)	(38,987,760)

Net decrease in net assets from operations	$(64,864,263)	$(19,322,817)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	57

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Variable Portfolio – Conservative Portfolio		Variable Portfolio – Moderately Conservative Portfolio
	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2014
Operations

Net investment income	$21,018,103	$17,809,350	$54,329,222	$43,405,764

Net realized gain	44,303,779	68,557,435	204,132,194	234,367,685

Net change in unrealized appreciation (depreciation)	(65,928,478)	(5,101,465)	(262,470,049)	(41,408,077)

Net increase (decrease) in net assets resulting from operations	(606,596)	81,265,320	(4,008,633)	236,365,372

Decrease in net assets from capital stock activity	(232,654,593)	(658,230,731)	(638,908,937)	(1,137,224,095)

Total decrease in net assets	(233,261,189)	(576,965,411)	(642,917,570)	(900,858,723)

Net assets at beginning of year	1,681,496,070	2,258,461,481	4,637,568,440	5,538,427,163

Net assets at end of year	$1,448,234,881	$1,681,496,070	$3,994,650,870	$4,637,568,440

The accompanying Notes to Financial Statements are an integral part of this statement.

58	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – Moderate Portfolio		Variable Portfolio – Moderately Aggressive Portfolio
	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2014
Operations

Net investment income	$242,963,667	$173,880,550	$96,672,277	$74,913,976

Net realized gain	1,348,240,889	915,967,455	835,652,697	973,447,701

Net change in unrealized appreciation (depreciation)	(1,684,165,866)	34,757,161	(997,189,237)	(433,467,384)

Net increase (decrease) in net assets resulting from operations	(92,961,310)	1,124,605,166	(64,864,263)	614,894,293

Decrease in net assets from capital stock activity	(1,835,295,428)	(2,410,706,866)	(1,004,334,581)	(2,836,311,832)

Total decrease in net assets	(1,928,256,738)	(1,286,101,700)	(1,069,198,844)	(2,221,417,539)

Net assets at beginning of year	22,149,634,895	23,435,736,595	11,263,472,787	13,484,890,326

Net assets at end of year	$20,221,378,157	$22,149,634,895	$10,194,273,943	$11,263,472,787

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	59

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – Aggressive Portfolio
	Year ended December 31, 2015	Year ended December 31, 2014
Operations

Net investment income	$19,664,943	$14,890,121

Net realized gain	345,766,936	324,358,367

Net change in unrealized appreciation (depreciation)	(384,754,696)	(153,399,810)

Net increase (decrease) in net assets resulting from operations	(19,322,817)	185,848,678

Decrease in net assets from capital stock activity	(216,283,519)	(704,705,422)

Total decrease in net assets	(235,606,336)	(518,856,744)

Net assets at beginning of year	3,262,936,461	3,781,793,205

Net assets at end of year	$3,027,330,125	$3,262,936,461

The accompanying Notes to Financial Statements are an integral part of this statement.

60	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – Conservative Portfolio				Variable Portfolio – Moderately Conservative Portfolio
	Year ended December 31, 2015		Year ended December 31, 2014		Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	2,529,479	31,874,821	2,812,744	34,703,670	2,397,709	32,306,761	1,606,412	21,045,276

Redemptions	(7,687,547)	(97,229,373)	(18,614,052)	(227,843,820)	(14,366,020)	(194,257,679)	(26,381,215)	(344,690,496)

Net decrease	(5,158,068)	(65,354,552)	(15,801,308)	(193,140,150)	(11,968,311)	(161,950,918)	(24,774,803)	(323,645,220)

Class 4 shares

Subscriptions	2,830,801	35,643,538	1,721,631	21,264,977	422,829	5,708,608	606,859	7,957,362

Redemptions	(16,056,117)	(202,943,579)	(39,711,845)	(486,355,558)	(35,614,332)	(482,666,627)	(62,782,376)	(821,536,237)

Net decrease	(13,225,316)	(167,300,041)	(37,990,214)	(465,090,581)	(35,191,503)	(476,958,019)	(62,175,517)	(813,578,875)

Total net decrease	(18,383,384)	(232,654,593)	(53,791,522)	(658,230,731)	(47,159,814)	(638,908,937)	(86,950,320)	(1,137,224,095)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	61

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – Moderate Portfolio				Variable Portfolio – Moderately Aggressive Portfolio
	Year ended December 31, 2015		Year ended December 31, 2014		Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	5,050,945	73,062,247	6,704,362	93,595,206	3,754,843	57,292,033	3,252,588	47,808,649

Redemptions	(27,942,171)	(403,170,061)	(36,669,829)	(512,913,486)	(17,528,452)	(267,616,951)	(28,190,761)	(414,310,565)

Net decrease	(22,891,226)	(330,107,814)	(29,965,467)	(419,318,280)	(13,773,609)	(210,324,918)	(24,938,173)	(366,501,916)

Class 4 shares

Subscriptions	409,458	5,885,413	2,030,279	28,340,863	677,864	10,294,679	509,386	7,463,705

Redemptions	(104,228,904)	(1,511,073,027)	(144,286,494)	(2,019,729,449)	(52,501,729)	(804,304,342)	(168,624,909)	(2,477,273,621)

Net decrease	(103,819,446)	(1,505,187,614)	(142,256,215)	(1,991,388,586)	(51,823,865)	(794,009,663)	(168,115,523)	(2,469,809,916)

Total net decrease	(126,710,672)	(1,835,295,428)	(172,221,682)	(2,410,706,866)	(65,597,474)	(1,004,334,581)	(193,053,696)	(2,836,311,832)

The accompanying Notes to Financial Statements are an integral part of this statement.

62	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – Aggressive Portfolio
	Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 2 shares

Subscriptions	4,425,387	71,050,591	4,655,993	71,530,742

Redemptions	(5,038,695)	(81,041,698)	(7,345,546)	(113,224,116)

Net decrease	(613,308)	(9,991,107)	(2,689,553)	(41,693,374)

Class 4 shares

Subscriptions	1,329,519	20,991,799	584,964	8,906,996

Redemptions	(14,102,524)	(227,284,211)	(43,750,131)	(671,919,044)

Net decrease	(12,773,005)	(206,292,412)	(43,165,167)	(663,012,048)

Total net decrease	(13,386,313)	(216,283,519)	(45,854,720)	(704,705,422)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	63

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio – Conservative Portfolio

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$12.53	$12.02	$11.65	$10.86	$10.52

Income from investment operations:

Net investment income	0.17	0.12	0.16	0.22	0.18

Net realized and unrealized gain (loss)	(0.19)	0.39	0.21	0.57	0.16

Total from investment operations	(0.02)	0.51	0.37	0.79	0.34

Net asset value, end of period	$12.51	$12.53	$12.02	$11.65	$10.86

Total return	(0.16%)	4.24%	3.18%	7.27%	3.23%

Ratios to average net assets(a)

Total gross expenses	0.28%	0.28%	0.28%	0.27%	0.27%

Total net expenses(b)	0.28%	0.28%	0.28%	0.27%	0.27%

Net investment income	1.35%	0.93%	1.32%	1.92%	1.73%

Supplemental data

Net assets, end of period (in thousands)	$557,777	$623,543	$787,736	$1,113,897	$747,744

Portfolio turnover	27%	20%	34%	10%	14%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

64	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Conservative Portfolio

	Year Ended December 31,
Class 4	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$12.53	$12.01	$11.65	$10.86	$10.52

Income from investment operations:

Net investment income	0.17	0.12	0.16	0.22	0.18

Net realized and unrealized gain (loss)	(0.19)	0.40	0.20	0.57	0.16

Total from investment operations	(0.02)	0.52	0.36	0.79	0.34

Net asset value, end of period	$12.51	$12.53	$12.01	$11.65	$10.86

Total return	(0.16%)	4.33%	3.09%	7.27%	3.23%

Ratios to average net assets(a)

Total gross expenses	0.28%	0.28%	0.28%	0.27%	0.27%

Total net expenses(b)	0.28%	0.28%	0.28%	0.27%	0.25%

Net investment income	1.35%	0.94%	1.33%	1.89%	1.67%

Supplemental data

Net assets, end of period (in thousands)	$890,458	$1,057,953	$1,470,726	$2,407,365	$2,096,659

Portfolio turnover	27%	20%	34%	10%	14%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	65

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio – Moderately Conservative Portfolio

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$13.39	$12.78	$11.93	$10.97	$10.77

Income from investment operations:

Net investment income	0.17	0.11	0.15	0.19	0.18

Net realized and unrealized gain (loss)	(0.20)	0.50	0.70	0.77	0.02

Total from investment operations	(0.03)	0.61	0.85	0.96	0.20

Net asset value, end of period	$13.36	$13.39	$12.78	$11.93	$10.97

Total return	(0.22%)	4.77%	7.12%	8.75%	1.86%

Ratios to average net assets(a)

Total gross expenses	0.28%	0.28%	0.27%	0.27%	0.27%

Total net expenses(b)	0.28%	0.28%	0.27%	0.27%	0.27%

Net investment income	1.25%	0.87%	1.24%	1.65%	1.69%

Supplemental data

Net assets, end of period (in thousands)	$1,566,214	$1,730,584	$1,968,131	$2,256,492	$1,563,684

Portfolio turnover	22%	10%	23%	8%	3%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

66	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Moderately Conservative Portfolio

	Year Ended December 31,
Class 4	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$13.42	$12.81	$11.96	$10.99	$10.78

Income from investment operations:

Net investment income	0.17	0.11	0.15	0.19	0.18

Net realized and unrealized gain (loss)	(0.21)	0.50	0.70	0.78	0.03

Total from investment operations	(0.04)	0.61	0.85	0.97	0.21

Net asset value, end of period	$13.38	$13.42	$12.81	$11.96	$10.99

Total return	(0.30%)	4.76%	7.11%	8.83%	1.95%

Ratios to average net assets(a)

Total gross expenses	0.28%	0.28%	0.27%	0.27%	0.27%

Total net expenses(b)	0.28%	0.28%	0.27%	0.26%	0.24%

Net investment income	1.25%	0.86%	1.24%	1.64%	1.61%

Supplemental data

Net assets, end of period (in thousands)	$2,428,436	$2,906,985	$3,570,296	$4,401,488	$4,050,272

Portfolio turnover	22%	10%	23%	8%	3%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	67

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio – Moderate Portfolio

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$14.32	$13.63	$12.24	$11.04	$11.01

Income from investment operations:

Net investment income	0.16	0.11	0.16	0.18	0.19

Net realized and unrealized gain (loss)	(0.24)	0.58	1.23	1.02	(0.16)

Total from investment operations	(0.08)	0.69	1.39	1.20	0.03

Net asset value, end of period	$14.24	$14.32	$13.63	$12.24	$11.04

Total return	(0.56%)	5.06%	11.36%	10.87%	0.27%

Ratios to average net assets(a)

Total gross expenses	0.28%	0.27%	0.27%	0.27%	0.27%

Total net expenses(b)	0.28%	0.27%	0.27%	0.27%	0.27%

Net investment income	1.13%	0.76%	1.24%	1.50%	1.76%

Supplemental data

Net assets, end of period (in thousands)	$7,690,136	$8,060,457	$8,081,681	$7,058,383	$5,190,987

Portfolio turnover	23%	8%	23%	12%	3%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

68	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Moderate Portfolio

	Year Ended December 31,
Class 4	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$14.34	$13.65	$12.25	$11.05	$11.01

Income from investment operations:

Net investment income	0.16	0.11	0.16	0.17	0.19

Net realized and unrealized gain (loss)	(0.24)	0.58	1.24	1.03	(0.15)

Total from investment operations	(0.08)	0.69	1.40	1.20	0.04

Net asset value, end of period	$14.26	$14.34	$13.65	$12.25	$11.05

Total return	(0.56%)	5.05%	11.43%	10.86%	0.36%

Ratios to average net assets(a)

Total gross expenses	0.28%	0.27%	0.27%	0.27%	0.27%

Total net expenses(b)	0.28%	0.27%	0.27%	0.25%	0.23%

Net investment income	1.13%	0.76%	1.24%	1.48%	1.69%

Supplemental data

Net assets, end of period (in thousands)	$12,531,242	$14,089,178	$15,354,056	$14,632,327	$14,174,096

Portfolio turnover	23%	8%	23%	12%	3%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	69

PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio – Moderately Aggressive Portfolio

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$15.11	$14.37	$12.38	$11.03	$11.19

Income from investment operations:

Net investment income	0.14	0.09	0.14	0.13	0.16

Net realized and unrealized gain (loss)	(0.25)	0.65	1.85	1.22	(0.32)

Total from investment operations	(0.11)	0.74	1.99	1.35	(0.16)

Net asset value, end of period	$15.00	$15.11	$14.37	$12.38	$11.03

Total return	(0.73%)	5.15%	16.07%	12.24%	(1.43%)

Ratios to average net assets(a)

Total gross expenses	0.28%	0.27%	0.27%	0.27%	0.27%

Total net expenses(b)	0.28%	0.27%	0.27%	0.27%	0.27%

Net investment income	0.89%	0.62%	1.03%	1.06%	1.43%

Supplemental data

Net assets, end of period (in thousands)	$4,668,252	$4,911,469	$5,027,271	$3,989,411	$3,179,010

Portfolio turnover	24%	7%	19%	13%	6%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Moderately Aggressive Portfolio

	Year Ended December 31,
Class 4	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$15.14	$14.39	$12.40	$11.05	$11.20

Income from investment operations:

Net investment income	0.14	0.09	0.14	0.13	0.15

Net realized and unrealized gain (loss)	(0.26)	0.66	1.85	1.22	(0.30)

Total from investment operations	(0.12)	0.75	1.99	1.35	(0.15)

Net asset value, end of period	$15.02	$15.14	$14.39	$12.40	$11.05

Total return	(0.79%)	5.21%	16.05%	12.22%	(1.34%)

Ratios to average net assets(a)

Total gross expenses	0.28%	0.27%	0.27%	0.27%	0.27%

Total net expenses(b)	0.28%	0.27%	0.27%	0.25%	0.23%

Net investment income	0.88%	0.61%	1.05%	1.05%	1.34%

Supplemental data

Net assets, end of period (in thousands)	$5,526,022	$6,352,004	$8,457,620	$8,377,366	$8,792,865

Portfolio turnover	24%	7%	19%	13%	6%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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FINANCIAL HIGHLIGHTS

Variable Portfolio – Aggressive Portfolio

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$15.85	$15.02	$12.44	$10.94	$11.29

Income from investment operations:

Net investment income	0.10	0.07	0.10	0.08	0.11

Net realized and unrealized gain (loss)	(0.22)	0.76	2.48	1.42	(0.46)

Total from investment operations	(0.12)	0.83	2.58	1.50	(0.35)

Net asset value, end of period	$15.73	$15.85	$15.02	$12.44	$10.94

Total return	(0.76%)	5.53%	20.74%	13.71%	(3.10%)

Ratios to average net assets(a)

Total gross expenses	0.28%	0.28%	0.28%	0.27%	0.28%

Total net expenses(b)	0.28%	0.28%	0.28%	0.27%	0.28%

Net investment income	0.62%	0.43%	0.72%	0.65%	0.99%

Supplemental data

Net assets, end of period (in thousands)	$1,418,902	$1,439,472	$1,404,526	$997,395	$785,070

Portfolio turnover	26%	10%	27%	12%	6%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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PORTFOLIO NAVIGATOR FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Aggressive Portfolio

	Year Ended December 31,
Class 4	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$15.87	$15.04	$12.46	$10.96	$11.29

Income from investment operations:

Net investment income	0.10	0.07	0.10	0.08	0.10

Net realized and unrealized gain (loss)	(0.22)	0.76	2.48	1.42	(0.43)

Total from investment operations	(0.12)	0.83	2.58	1.50	(0.33)

Net asset value, end of period	$15.75	$15.87	$15.04	$12.46	$10.96

Total return	(0.76%)	5.52%	20.71%	13.69%	(2.92%)

Ratios to average net assets(a)

Total gross expenses	0.28%	0.28%	0.28%	0.27%	0.28%

Total net expenses(b)	0.28%	0.28%	0.28%	0.24%	0.20%

Net investment income	0.61%	0.43%	0.72%	0.66%	0.92%

Supplemental data

Net assets, end of period (in thousands)	$1,608,428	$1,823,465	$2,377,267	$2,169,995	$2,297,542

Portfolio turnover	26%	10%	27%	12%	6%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Variable Portfolio — Conservative Portfolio; Variable Portfolio — Moderately Conservative Portfolio; Variable Portfolio — Moderate Portfolio; Variable Portfolio — Moderately Aggressive Portfolio and Variable Portfolio — Aggressive Portfolio.

Each Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to each Fund’s current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 2 and Class 4 shares. Class 2 shares are offered to separate accounts funding variable annuity contracts and variable life insurance policies issued by affiliated life insurance companies. Class 4 shares are offered to participants in the Portfolio Navigator program, and to owners of other series of annuity contracts or life insurance policies issued by RiverSource Life Insurance Company or RiverSource Life Insurance Co. of New York. You may not buy (nor will you own) shares of the Funds directly. You invest by buying a contract or life insurance policy and making all allocations to the subaccounts that invest in each Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense structure.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.

Derivative Instruments

Each Fund may invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to

74	Annual Report 2015

PORTFOLIO NAVIGATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the

Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would

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PORTFOLIO NAVIGATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchanged traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. All Funds bought and sold futures contracts to manage exposure to movements in interest rates and to manage exposure to the securities market. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into futures contracts, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Variable Portfolio — Conservative Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	96,426	*

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	232,602	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	307,488
Interest rate risk	(345,072)
Total	(37,584)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(232,601)
Interest rate risk	96,425
Total	(136,176)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	4,414,853
Futures contracts — Short	2,330,305

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

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PORTFOLIO NAVIGATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Variable Portfolio — Moderately Conservative Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	210,088	*

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	1,394,200	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,915,913
Interest rate risk	(793,778)
Total	1,122,135
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(1,394,200)
Interest rate risk	210,088
Total	(1,184,112)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	12,164,082
Futures contracts — Short	14,920,928

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Variable Portfolio — Moderate Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	1,796,261	*

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	8,353,971	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	10,376,379
Interest rate risk	(5,853,920)
Total	4,522,459
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(8,353,971)
Interest rate risk	1,796,261
Total	(6,557,710)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	88,798,616
Futures contracts — Short	90,798,210

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Variable Portfolio — Moderately Aggressive Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	518,607	*

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	4,629,317	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the or year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	5,606,738
Interest rate risk	(1,828,805)
Total	3,777,933
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(4,629,317)
Interest rate risk	518,607
Total	(4,110,710)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	36,681,281
Futures contracts — Short	43,325,728

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Variable Portfolio — Aggressive Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	71,498	*

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	1,315,695	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the or year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,718,871
Interest rate risk	(206,893)
Total	1,511,978
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(1,315,695)
Interest rate risk	71,498
Total	(1,244,197)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	6,611,078
Futures contracts — Short	13,261,963

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund is treated as a partnership for federal income tax purposes, and the Funds do not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of each Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Funds do not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Funds hold in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase.

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PORTFOLIO NAVIGATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The effective investment management fee rates based on each Fund’s average daily net assets for the year ended December 31, 2015 were as follows:

Variable Portfolio — Conservative Portfolio	0.00	%*

Variable Portfolio — Moderately Conservative Portfolio	0.00	*

Variable Portfolio — Moderate Portfolio	0.00	*

Variable Portfolio — Moderately Aggressive Portfolio	0.00	*

Variable Portfolio — Aggressive Portfolio	0.00	*

*	rounds to zero.

Prior to September 1, 2015, the Funds did not pay the Investment Manager a direct investment management fee for managing their assets.

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by each Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by each Fund with respect to assets invested in securities (other than Underlying Funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase.

The effective administration fee rates based on each Fund’s average daily net assets for the year ended December 31, 2015 were as follows:

Variable Portfolio — Conservative Portfolio	0.02%

Variable Portfolio — Moderately Conservative Portfolio	0.02

Variable Portfolio — Moderate Portfolio	0.02

Variable Portfolio — Moderately Aggressive Portfolio	0.02

Variable Portfolio — Aggressive Portfolio	0.02

Prior to September 1, 2015, each Fund paid the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of each Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board of Trustees (the Board), including payments to Board Services Corp., a company providing limited administrative services to the Funds and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were as follows:

Fund	Amount ($)
Variable Portfolio — Conservative Portfolio	3,551

Variable Portfolio — Moderately Conservative Portfolio	7,795

Variable Portfolio — Moderate Portfolio	33,646

Variable Portfolio — Moderately Aggressive Portfolio	17,683

Variable Portfolio — Aggressive Portfolio	6,007

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds.

Transfer Agency Fees

The Funds have a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Effective September 1, 2015, the annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of each Fund’s average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities.

For the year ended December 31, 2015, each Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Fund	Class 2 (%)		Class 4 (%)
Variable Portfolio — Conservative Portfolio	0.00	*	0.00	*

Variable Portfolio — Moderately Conservative Portfolio	0.00	*	0.00	*

Variable Portfolio — Moderate Portfolio	0.00	*	0.00	*

Variable Portfolio — Moderately Aggressive Portfolio	0.00	*	0.00	*

Variable Portfolio — Aggressive Portfolio	0.00	*	0.00	*

*	rounds to zero.

Prior to September 1, 2015, the Funds did not pay a direct fee for transfer agency services.

Distribution Fees

The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 and Class 4 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016		Voluntary Expense Cap Effective May 1, 2015 through June 30, 2015		Voluntary Expense Cap Prior to May 1, 2015
	Class 2 (%)	Class 4 (%)	Class 2 (%)	Class 4 (%)	Class 2 (%)	Class 4 (%)
Variable Portfolio — Conservative Portfolio	0.43	0.43	0.43	0.43	0.44	0.44

Variable Portfolio — Moderately Conservative Portfolio	0.43	0.43	0.43	0.43	0.44	0.44

Variable Portfolio — Moderate Portfolio	0.39	0.39	0.39	0.39	0.46	0.46

Variable Portfolio — Moderately Aggressive Portfolio	0.37	0.37	0.37	0.37	0.45	0.45

Variable Portfolio — Aggressive Portfolio	0.37	0.37	0.37	0.37	0.45	0.45

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investments in the Underlying Funds excluding investments in money market funds and derivatives, if any, for each Fund aggregated to:

	Other Investment Securities
Fund	Purchases ($)	Proceeds ($)
Variable Portfolio — Conservative Portfolio	391,352,557	604,852,159

Variable Portfolio — Moderately Conservative Portfolio	932,211,319	1,609,148,038

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

	Other Investment Securities
Fund	Purchases ($)	Proceeds ($)
Variable Portfolio — Moderate Portfolio	4,906,007,403	6,760,321,720

Variable Portfolio — Moderately Aggressive Portfolio	2,616,952,474	3,644,518,728

Variable Portfolio — Aggressive Portfolio	821,222,046	1,034,636,775

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Line of Credit

Each Fund has access to a revolving credit facility whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

No Fund had borrowings during the year ended December 31, 2015.

Note 6. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 100% of the outstanding shares of each Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

(10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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PORTFOLIO NAVIGATOR FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Variable Portfolio — Conservative Portfolio, Variable Portfolio — Moderately Conservative Portfolio, Variable Portfolio — Moderate Portfolio, Variable Portfolio — Moderately Aggressive Portfolio and Variable Portfolio — Aggressive Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Conservative Portfolio, Variable Portfolio — Moderately Conservative Portfolio, Variable Portfolio — Moderate Portfolio, Variable Portfolio — Moderately Aggressive Portfolio and Variable Portfolio — Aggressive Portfolio (the “Portfolios,” constituting part of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Portfolios for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 22, 2016

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TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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PORTFOLIO NAVIGATOR FUNDS

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003- 2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980- 1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

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TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182

Chairman of the Board, Columbia Management

Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	93

Portfolio Navigator Funds

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6534 J (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

References to “Fund” throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

Columbia Variable Portfolio – Emerging Markets Fund

Columbia Variable Portfolio – Global Bond Fund

Columbia Variable Portfolio – Intermediate Bond Fund

Columbia Variable Portfolio – Large Core Quantitative Fund

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Variable Portfolio – Partners Small Cap Value Fund

Variable Portfolio – Sit Dividend Growth Fund

Variable Portfolio – Victory Established Value Fund

Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable annuity contracts or variable life insurance policies (Qualified Plans) offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans (Qualified Plans). Please contact your financial advisor or insurance representative for more information.

This annual report may contain information on a Fund not available under your Contract or Qualified Plan. Please refer to your Contract prospectus or Qualified Plan disclosure document for information regarding the investment options available to you.

COLUMBIA VARIABLE PORTFOLIO FUNDS

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Columbia Variable Portfolio – Emerging Markets Fund

Performance Summary

■	Columbia Variable Portfolio — Emerging Markets Fund (the Fund) Class 3 shares returned -8.94% for the 12-month period that ended December 31, 2015.

■	The Fund outperformed its benchmark, the MSCI Emerging Markets Index (Net), which returned -14.92% during the same period.

■

The Fund’s relative performance was helped by favorable stock selection, along with its underweight position in commodity-producing countries and below-benchmark weightings in the underperforming energy and materials sectors.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-8.83	-3.50	4.11
Class 2*	05/03/10	-9.06	-3.72	3.92
Class 3	05/01/00	-8.94	-3.62	4.03
MSCI Emerging Markets Index (Net)		-14.92	-4.81	3.61

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Columbia Variable Portfolio – Emerging Markets Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	3

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Variable Portfolio – Emerging Markets Fund

Portfolio Management

Dara White, CFA

Robert Cameron

Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM

Young Kim

Top Ten Holdings (%) (at December 31, 2015)
Tencent Holdings Ltd. (China)	5.5
Naspers Ltd., Class N (South Africa)	3.3
Ping An Insurance Group Co. of China Ltd., Class H (China)	2.8
China Mobile Ltd. (China)	2.6
Samsung Electronics Co., Ltd. (South Korea)	2.5
AIA Group Ltd. (Hong Kong)	2.3
Industrial & Commercial Bank of China Ltd., Class H (China)	2.1
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2.0
Alibaba Group Holding Ltd., ADR (China)	1.8
IndusInd Bank Ltd. (India)	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At December 31, 2015, approximately 81.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

During the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned -8.94%. The Fund outperformed its benchmark, the MSCI Emerging Markets Index (Net), which returned -14.92% during the same period. The Fund’s relative performance was helped by favorable stock selection, along with its underweight position in commodity-producing countries and below-benchmark weightings in the underperforming energy and materials sectors.

Market Overview

Emerging markets stocks experienced significant headwinds in 2015, causing the benchmark to finish in negative territory for the third consecutive calendar year. After hitting its high for 2015 in mid-April, the benchmark began to turn lower in the spring when concerns about China’s growth outlook caused the country’s stock market rally to stall. The downturn spread to other emerging markets, and the sell-off gained momentum through the summer months due to mounting evidence of slowing global growth and the persistent decline in commodity prices. The latter trend had a significant, adverse impact on the economies of export-dependent nations throughout the asset class, causing many of these markets to lag the benchmark return by a wide margin. Investors were also rattled by the combination of U.S. dollar strength, the prospect of interest-rate hikes by the U.S. Federal Reserve (Fed), and the economic and political turmoil in Brazil. These factors weighed on performance through the final eight months of 2015, with only a short-lived autumn rally punctuating the steady downturn in the markets.

Performance and Positioning

Although the Fund produced a negative absolute return for the period, our actively managed, bottom-up approach added value by mitigating some of the downside in the broader market. We emphasize companies with the ability to control their own destinies over those whose fortunes are largely dependent on broader economic trends. We also look for companies with robust returns on capital, good balance sheets, high barriers to entry, and rising market share, traits that we believe can translate to above-average earnings growth over time. This approach helped us identify a number of stocks that held up well in the downturn, enabling the Fund to outperform its benchmark.

It also led us to tilt the Fund away from the commodity-related energy and materials sectors. These groups finished 2015 as the two worst performing sectors in the benchmark, so our underweight positions proved very helpful

4	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Variable Portfolio – Emerging Markets Fund

to our relative performance. At the same time, we held overweight positions in information technology and health care, both of which outperformed the broader market. Our preference for these sectors offers a prime example of our focus on innovative companies with business models or product cycles that are relatively independent of economic trends. We see health care, in particular, as being an important growth area. We expect that as per-capita gross domestic product rises throughout the emerging markets, consumers will devote more of their budgets to improving their health care. With the sector currently making up only about 2% of the benchmark, we believe there may be significant upside potential in the coming years.

The Fund was also helped by our decision to underweight countries that are commodity exporters — such as Brazil, Peru, Malaysia, and Colombia, among others — and emphasize those that are commodity importers, including China, India, and the Philippines. This strategy aided the Fund’s relative performance, as many exporting nations finished among the worst-performing countries in the asset class in 2015.

Among individual stocks, the Indian company InterGlobe Aviation — which came to the market in 2015 via an initial public offering — was our top performance contributor for the year. InterGlobe is a low-cost carrier with a business model similar to that of Southwest Airlines in the United States, an approach that has enabled it to gain almost a 40% share in India’s growing domestic travel market. Two Indian financial stocks, IndusInd Bank and HDFC Bank, also performed well due to in part to their success in gaining market share from the country’s state-owned banks. Dish TV India outperformed as well, reflecting the growing ability of India’s expanding middle class to pay more for television services. Our success with these holdings underscores our broader view that India’s stock market represents a potentially compelling opportunity. The Indian economy has performed well due in part to an accommodative monetary policy and the reforms being put in place by the country’s pro-business government. With 150 million citizens set to enter the workforce in the next ten years, we believe India is at the beginning of an extended period of prosperity.

Outside of India, the leading contributor to performance was 58.Com, Inc., a Chinese provider of online classified services sometimes referred to as “the Craig’s List of China.” We took advantage of volatility in the stock to add to our position at an attractive price, enabling us to capture the impact of its fourth-quarter rally. We continue to see attractive investment opportunities in China despite the negative headlines and the heightened market volatility that occurred in 2015. The Fund was underweight in China for many years due to our concerns about slowing economic growth and potential overcapacity, but we moved to an overweight during the past year due to the central bank’s looser monetary policy and the government’s effort at making meaningful economic reforms. China was the Fund’s largest country weighting at the close of the period.

Country Breakdown (%) (at December 31, 2015)
Argentina	0.4
Brazil	1.7
China	24.1
Czech Republic	0.4
Hong Kong	3.3
India	15.8
Indonesia	4.4
Malaysia	0.3
Mexico	2.6
Peru	0.7
Philippines	3.5
Russian Federation	2.9
South Africa	5.4
South Korea	12.1
Taiwan	11.6
Thailand	3.3
Turkey	1.2
United Arab Emirates	0.5
United Kingdom	0.2
United States(a)	5.6
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	17.4
Consumer Staples	7.9
Energy	1.8
Financials	25.7
Health Care	4.0
Industrials	7.5
Information Technology	24.0
Materials	3.2
Telecommunication Services	6.8
Utilities	1.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Annual Report 2015	5

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Columbia Variable Portfolio – Global Bond Fund

Performance Summary

■	Columbia Variable Portfolio — Global Bond Fund (the Fund) Class 3 shares returned -6.17% for the 12-month period that ended December 31, 2015.

■	The Fund underperformed its benchmark, the Barclays Global Aggregate Index, which returned -3.15% for the same period.

■	Currency, interest rate and sector allocation decisions detracted from the Fund’s relative results during the annual period, while issue selection overall contributed positively, albeit modestly.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-6.08	-0.45	2.90
Class 2*	05/03/10	-6.22	-0.67	2.70
Class 3	05/01/96	-6.17	-0.55	2.83
Barclays Global Aggregate Index		-3.15	0.90	3.74

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

6	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Columbia Variable Portfolio – Global Bond Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Global Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	7

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Variable Portfolio – Global Bond Fund

Portfolio Management

Matthew Cobon

Jim Cielinski

Gene Tannuzzo, CFA

Quality Breakdown (%) (at December 31, 2015)
AAA rating	1.3
AA rating	0.5
A rating	7.6
BBB rating	29.4
BB rating	9.6
B rating	8.2
CCC rating	1.4
Not rated	42.0
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

For the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned -6.17%. The Fund underperformed its benchmark, the Barclays Global Aggregate Index, which returned -3.15% for the same period. Currency, interest rate and sector allocation decisions detracted from the Fund’s relative results during the annual period, while issue selection overall contributed positively, albeit modestly.

Currency Weakness Weighed on Global Bond Markets and Fund Returns

On an absolute basis, the Fund was hurt by global bond markets’ lackluster results, as foreign currencies fell victim to a broad appreciation of the U.S. dollar. The U.S. dollar rose 10.9% on a trade-weighted basis during the annual period. As the value of the U.S. dollar increases, the dollar value of foreign investments typically decreases and vice versa. The Fund had approximately 27% of its net assets exposed to foreign currencies at the end of the annual period, significantly reduced from approximately 50% one year prior.

Relative to the benchmark, our active currency, interest rate and sector allocation decisions overall detracted from performance. From a currency perspective, the Fund benefited from underweighted positions in the euro, Japanese yen, Australian dollar and New Zealand dollar. However, such positive contributors were more than offset by overweight positions in the Mexican peso and Norwegian krone, which detracted. Amongst our interest rate positioning, or duration management, decisions, positioning in the U.S., Mexico and New Zealand government bond markets added value. Conversely, duration positions in the government bond markets of Germany, Hungary and Turkey detracted. Within sectors, the Fund benefited from an overweight position in European peripheral bonds. In particular, overweight positions in Italian and Portuguese bonds boosted relative results. However, more than offsetting these positive contributors was exposure to investment-grade corporate bonds and emerging market debt, which hurt. Issue selection amongst high-yield corporate bonds proved effective during the annual period, contributing positively to the Fund’s relative results.

Evolving Policy Outlook Drove Portfolio Changes

We made a number of changes to portfolio positioning reflecting our expectations for policy changes and market returns. For example, we maintained the Fund’s overweight to the U.S. dollar, as it seems likely to us that the Federal Reserve (the Fed) will increase U.S. interest rates somewhat faster than the market expects, while the European Central Bank (ECB) is likely, in our view, to retain a highly accommodative policy stance. However, some currencies of commodity-producing countries looked more attractive to us following steep declines, and thus we added exposure selectively during the annual period. We also added interest rate risk, or duration, exposure to countries that we expect to keep interest rates lower for longer than the market was then pricing. In particular, we think Australia, the United Kingdom and some eastern European economies offered attractive relative value. From a sector allocation perspective, we believe investment-grade corporate bonds looked attractive, and so we increased exposure to long-dated issues with what we consider to be attractive risk

8	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Variable Portfolio – Global Bond Fund

premiums, or spreads. We reduced exposure to emerging market debt, which we believe is likely to remain under pressure from declining currencies and slowing economic growth. Overall, the Fund’s portfolio turnover rate for the 12-month period was 109%. A significant portion of the turnover was the result of opportunistic changes our managers made at the margin in response to valuations or market developments.

Derivatives Usage

The Fund utilized currency forwards, interest rate futures options and swap contracts as a cost-effective way of implementing strategy shifts. We used these derivatives for a variety of purposes — to hedge unwanted risk exposures, to help manage the duration and yield curve positioning of the Fund and for investment purposes, i.e. to express market views in an effort to generate positive total return. Derivative instruments used in 2015 had a net positive effect on Fund performance.

Market Exposure Through Derivatives Investments (% of notional exposure) (at December 31, 2015)(a)
Fixed Income Derivative Contracts	84.2
Foreign Currency Derivative Contracts	15.8
Total Notional Market Value of Derivative Contracts	100.0

(a)	The Fund has market exposure (long and/or short) to the fixed income asset class and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Country Breakdown (%) (at December 31, 2015)
Argentina	1.0
Australia	1.1
Brazil	0.3
Canada	0.8
Chile	0.2
Colombia	2.5
Croatia	0.1
Dominican Republic	0.7
El Salvador	0.1
France	0.0	(a)
Georgia	0.3
Ghana	0.3
Guatemala	0.4
Hungary	3.5
Indonesia	2.6
Ireland	0.1
Italy	1.7
Kazakhstan	0.1
Luxembourg	0.2
Mexico	14.1
Netherlands	0.6
Panama	0.2
Paraguay	0.1
Peru	1.0

Annual Report 2015	9

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Variable Portfolio – Global Bond Fund

Country Breakdown (%) (at December 31, 2015) (continued)
Philippines	0.2
Portugal	1.2
Romania	5.5
Russian Federation	1.6
Serbia	0.1
Spain	1.4
Supra-National	2.3
Trinidad and Tobago	1.0
Turkey	1.2
Ukraine	0.2
United Kingdom	0.7
United States(b)	52.3
Uruguay	0.1
Virgin Islands	0.0	(a)
Zambia	0.2
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

(b)	Includes investments in Money Market Funds.

10	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Columbia Variable Portfolio – Intermediate Bond Fund

Performance Summary

■	Columbia Variable Portfolio — Intermediate Bond Fund (the Fund) Class 3 shares returned 0.17% for the 12-month period that ended December 31, 2015.

■	The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.55% during the same period.

■

An increased emphasis on high quality assets and a focus on financials within investment-grade corporate bonds helped the Fund’s relative performance, while energy-related exposure acted as a constraint on results.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	0.30	3.52	4.25
Class 2*	05/03/10	-0.05	3.26	4.05
Class 3	10/13/81	0.17	3.39	4.18
Barclays U.S. Aggregate Bond Index		0.55	3.25	4.51

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015	11

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

12	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Variable Portfolio – Intermediate Bond Fund

At December 31, 2015, approximately 85.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned 0.17%. The Fund modestly underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.55% for the same time period. An increased emphasis on high quality assets and a focus on financials within investment-grade corporate bonds helped the Fund’s relative performance, while energy-related exposure acted as a constraint on results.

Markets Monitored Fed Policy, China Growth

In 2015, fixed-income markets faced an environment characterized by a lengthy list of concerns and heightened uncertainty. Investors reacted throughout the year to recurrent spikes in geopolitical tensions, rampant speculation over U.S. Federal Reserve (Fed) policy, signs of deteriorating global growth and further declines in the already depressed price of oil.

Early in the year, U.S. Treasury yields drifted downward as the Fed continued to emphasize a sub-par employment backdrop over any need to begin hiking its benchmark fed funds rate. Overseas, global deflation fears led the European Central Bank to join the Bank of Japan in implementing purchases of sovereign bonds. China, for some time the principal source of marginal demand for the global economy, moved more and more onto the center of investor radar screens as it struggled to maintain acceptable growth rates while reforming its economy. The price of oil remained low following its collapse in late 2014, with a crushing impact on a number of emerging market economies. On the geopolitical front, among other concerns, stability in the Middle East remained in the balance and the Greek debt crisis intensified. Against this backdrop, investor risk tolerance levels receded and market volatility increased.

As the period progressed, the U.S. economy’s upward trajectory increasingly appeared to be confirmed, and speculation intensified as to the timing of the Fed’s first hike. While the central bank continued to signal patience in view of an absence of inflationary pressures, Treasury yields began to trend higher as investors repositioned for the inevitable Fed tightening. However, the move toward higher U.S. market rates would be undermined as energy prices resumed their downward march and as the fallout from slowing China growth dominated economic headlines in the third quarter. China’s August devaluation of the renminbi roiled markets and raised fears over a potential global currency war.

Despite faltering growth overseas, the latter part of 2015 saw continued moderate progress in the U.S. economy. In particular, monthly employment numbers increasingly indicated that the domestic recovery was nearer to becoming self-sustaining, and expectations for the first hike in the

Portfolio Management

Carl Pappo, CFA

Brian Lavin, CFA

Jason Callan*

*	Effective, January 19, 2016, Mr. Callan was added as a Portfolio Manager of the Fund.

Portfolio Breakdown (%) (at December 31, 2015)
Asset-Backed Securities — Agency	1.6
Asset-Backed Securities — Non-Agency	14.6
Commercial Mortgage-Backed Securities — Non-Agency	3.5
Corporate Bonds & Notes	41.9
Foreign Government Obligations	1.2
Money Market Funds	0.2
Municipal Bonds	0.4
Options Purchased Puts	0.0	(a)
Preferred Debt	0.6
Residential Mortgage-Backed Securities — Agency	18.7
Residential Mortgage-Backed Securities — Non-Agency	4.3
Senior Loans	0.0	(a)
U.S. Government & Agency Obligations	0.8
U.S. Treasury Obligations	12.2
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Quality Breakdown (%) (at December 31, 2015)
AAA rating	41.3
AA rating	2.4
A rating	9.9
BBB rating	23.3
BB rating	5.2
B rating	4.1
CCC rating	1.0
CC rating	0.1
Not rated	12.7
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Annual Report 2015	13

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Market Exposure Through Derivatives Investments (% of notional exposure) (at December 31, 2015)(a)
Fixed Income Derivative Contracts	100.0

(a)	The Fund has market exposure (long and/or short) to the fixed income asset class through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

benchmark rate began to center on the Fed’s December meeting. The initial 25 basis point hike in the fed funds rate was received as a positive sign with respect to the U.S. economy, and the markets were comfortable with the anticipated pace of future increases.

Yields rose along the length of the Treasury curve for the 12 months, and the curve flattened as the increases were most significant on shorter maturities most directly influenced by Fed policy. Prices generally declined for the more credit sensitive segments of the fixed-income market, with materials- and energy-related issues coming under the most pressure on slowing global demand.

Move to Reduce Risk Helps Results

In addition to a strong focus on individual security selection, the Fund actively manages its exposures to various segments of the U.S. fixed-income market, including U.S. Treasury and government agency issues, corporate bonds, and structured assets such as residential mortgage-backed securities (MBS), commercial mortgage-backed (CMBS) and asset-backed securities (ABS). In this vein, steps taken as the period progressed to lower the Fund’s credit sensitivity and overall risk profile aided performance relative to the benchmark. Specifically, the allocations to both investment-grade and high-yield corporate credits were reduced as concerns mounted around China, the dramatic decline in oil prices and slowing global growth generally. In turn, the allocation to government agency and U.S. Treasury securities was increased. This tactical shift proved beneficial as spreads widened and Treasuries outperformed corporate credit over the second half of 2015.

Selection within the Fund’s allocation to investment-grade corporate bonds contributed positively to results for the period, in particular a focus on financial issuers. In an environment of heightened uncertainty, we have favored financials on the basis of the strengthened capital and liquidity requirements imposed on the sector in the wake of the most recent financial crisis. The Fund’s energy exposure, both within investment-grade and high-yield corporates, detracted from relative performance. This was offset to a degree by our focus on pipeline operators over more speculative exploration and production firms within the sector.

Throughout the period, the Fund maintained a relatively conservative stance with respect to overall portfolio duration and corresponding sensitivity to changes in interest rates, adding modestly to relative performance. The Fund shifted its positioning along the yield curve as we sought to take advantage of the market’s reaction to the flow of headlines and economic data, with a neutral-to-marginally negative impact performance for the 12 months.

Derivative Positions

The Fund used Treasury futures contracts during the annual period to manage the duration in executing its strategy of putting on a yield curve flattening bias in mid-2014. Also, we reduced the Fund’s credit exposure through cash trades and hedging strategies, using forwards, options and swap contracts to offset long cash positions. The use of these derivatives had an overall negative impact on Fund performance during the period.

14	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Columbia Variable Portfolio – Large Core Quantitative Fund

Performance Summary

■	Columbia Variable Portfolio — Large Core Quantitative Fund (the Fund) Class 3 shares returned 0.76% for the 12-month period that ended December 31, 2015.

■	The Fund underperformed its benchmark, the S&P 500 Index, which returned 1.38% during the same period.

■	Stock selection in the telecommunication services, consumer discretionary, financials, utilities and materials sectors generally accounted for the Fund’s modest shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	0.89	13.35	6.48
Class 2*	05/03/10	0.62	13.06	6.25
Class 3	10/13/81	0.76	13.21	6.40
S&P 500 Index		1.38	12.57	7.31

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015	15

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Columbia Variable Portfolio — Large Core Quantitative Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

16	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Variable Portfolio – Large Core Quantitative Fund

At December 31, 2015, approximately 69.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned 0.76%. The Fund modestly underperformed its benchmark, the S&P 500 Index, which returned 1.38% for the same time period. Fund performance was largely driven by stock selection. Holdings in the energy, health care, information technology and industrials sectors aided relative results. However, stocks in telecommunication services, consumer discretionary, financials, utilities and materials detracted from the Fund’s return relative to the benchmark.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued for a fourth straight year, with China’s slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. In the United States, another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A widening trade deficit also took a significant bite out of growth. The U.S. economy rebounded despite these setbacks, and the seven-year expansion remained intact. The labor market recovered as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales, and solid holiday spending cheered retailers. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets as most foreign stock markets ended the year in the red.

In December, the Federal Reserve (Fed) raised the target range of its benchmark interest rate by a quarter of a point to between 0.25% and 0.50%, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. The move was well received by the stock market, which had plenty of notice that it was coming after several delays and slow-walking the policy shift by Fed chair Janet Yellen.

Portfolio Management

Brian Condon, CFA

Peter Albanese

Top Ten Holdings (%) (at December 31, 2015)
Apple, Inc.	4.5
Johnson & Johnson	3.3
Home Depot, Inc. (The)	2.8
Verizon Communications, Inc.	2.7
Pfizer, Inc.	2.7
Comcast Corp., Class A	2.5
Citigroup, Inc.	2.4
Philip Morris International, Inc.	2.3
Cisco Systems, Inc.	2.3
MasterCard, Inc., Class A	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	12.8
Consumer Staples	10.3
Energy	6.6
Financials	16.0
Health Care	15.5
Industrials	9.8
Information Technology	20.6
Materials	2.5
Telecommunication Services	2.7
Utilities	3.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Annual Report 2015	17

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

Performance Highlights

We divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures, such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive), based upon the metrics within these categories. For the year, the Fund’s quality and catalyst quantitative models performed well, while the valuation composite detracted slightly from results.

Stock selection was strongest in the energy, health care, information technology and industrials sectors. The Fund’s top individual contributors to performance included VeriSign, NVIDIA, Electronic Arts and Valero Energy. VeriSign, a global provider of domain name registry services and internet security, had a record fourth quarter, with new domain additions at the high end of the expected range. NVIDIA, a leading supplier of graphics processing units, was also a strong performer, as was video game maker Electronic Arts. In the energy sector, Valero Energy, the world’s largest independent oil refiner, also added to results. By contrast, stock selection in telecommunication services, consumer discretionary, financials, utilities and materials disappointed. The biggest individual detractors from results were Navient, Archer-Daniels-Midland and Best Buy. Navient, a leading education loan management, servicing and asset recovery company, reduced earnings guidance, but we believe the industry has favorable growth prospects. Archer-Daniels-Midland (agricultural products) underperformed as it was hurt by lower soybean prices. Best Buy suffered from lowered expectations.

18	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Performance Summary

■	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund (the Fund) Class 3 shares returned -1.49% for the 12-month period that ended December 31, 2015.

■	The Fund underperformed its benchmark, the Barclays World Government Inflation-Linked Bond Index, which returned -1.12% for the same time period.

■	The Fund’s relative results can be attributed primarily to long U.S. breakeven positioning, which more than offset the positive contribution of active currency positioning.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-1.38	3.38	3.71
Class 2*	05/03/10	-1.64	3.16	3.52
Class 3	09/13/04	-1.49	3.28	3.64
Barclays World Government Inflation-Linked Bond Index		-1.12	3.63	4.18

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The Barclays World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar) is an unmanaged index that measures the performance of the major government inflation-linked bond markets, including the United States, the United Kingdom, Australia, Canada, Sweden, France, Italy, Japan, Germany and Greece. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015	19

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

20	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

For the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned -1.49%. The Fund underperformed its benchmark, the Barclays World Government Inflation-Linked Bond Index, which returned -1.12% for the same time period. The Fund’s relative results can be attributed primarily to long U.S. breakeven positioning, which more than offset the positive contribution of active currency positioning.

Global Inflation-Linked Bonds Lost Ground Amid Energy Price Pressures

2015, like the year prior, was marked by global central bank policy divergence. The most notable divergence was between the central bank of the United States, which was expected to ease off its zero-interest rate policy, and those of Europe and Japan, which saw greater need to add to or maintain their record levels of easy policy. The Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index registered negative absolute returns in the last three quarters of 2015, as real yields drifted higher and breakeven rates were pressured by plummeting energy prices. Indeed, benchmark 10-year U.S. breakeven rates breached multi-year lows at the end of September 2015 before recovering somewhat to end the year at 1.56%. Breakeven rates are the difference in yield between inflation-protected and nominal (non-inflation-protected) debt of the same maturity. If the breakeven rate is negative, it suggests the markets are betting the economy may face deflation in the near future. If the breakeven rate is positive, it suggests the markets are betting the economy may face inflation in the near future.

In the eurozone, the European Central Bank (ECB) remained challenged by persistently low market-based inflation expectations, such that 5-year/5-year (5y5y) forward inflation remained below 2%. This 5y5y measure, usually used for defining medium-term inflation, represents an important psychological level, as the ECB had previously relied upon medium-term inflation expectations remaining resilient. In turn, this dynamic caused the ECB to implement easier monetary policy. However, in the fourth quarter of 2015, the ECB’s delivery of additional easing measures underwhelmed market expectations.

Across markets, real interest rates underperformed their nominal rate counterparts, leading to breakeven underperformance. Real yields are yields that have been adjusted to remove the effects of inflation. The real yield of an investment is calculated as the amount by which the nominal rate is higher than the inflation rate.

Breakeven Positioning Detracted From Performance

Long U.S. breakeven positioning detracted from performance most during the annual period, as energy prices plummeted and challenged market-based measures of inflation expectations. Additional detractors included the Fund’s long Japanese breakeven and short Japanese nominal positioning. Japanese breakevens underperformed other core rate inflation expectations given relative liquidity differences and, as 2015 came to a close, poorer sentiment.

To a lesser extent, duration positioning and yield curve positioning overall detracted from the Fund’s results. Interest rates both in the U.S. and Europe

Portfolio Management

BlackRock Financial Management, Inc.

Gargi Pal Chaudhuri

Martin Hegarty

Quality Breakdown (%) (at December 31, 2015)
AAA rating	41.6
AA rating	22.8
A rating	11.6
BBB rating	3.0
CCC rating	0.0	(a)
Not rated	21.0
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a)	Rounds to zero.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015	21

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Country Breakdown (%) (at December 31, 2015)
Australia	0.9
Brazil	0.2
Canada	2.2
Denmark	0.2
France	6.6
Germany	4.0
Greece	0.0	(a)
Italy	6.6
Japan	12.9
New Zealand	1.4
Spain	3.9
Sweden	0.9
United Kingdom	23.3
United States(b)	36.9
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

(b)	Includes investments in Money Market Funds.

Market Exposure Through Derivatives Investments (% of notional exposure) (at December 31, 2015)(a)
Fixed Income Derivative Contracts	15.7
Foreign Currency Derivative Contracts	84.3
Total Notional Market Value of Derivative Contracts	100.0

(a)	The Fund has market exposure (long and/or short) to the fixed income asset class and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

rose during the annual period, and the Fund, to only minimal effect, was biased to be either short or neutral in duration relative to the benchmark. Duration is a measure of the Fund’s sensitivity to changes in interest rates. We traded both the nominal and real yield curves opportunistically during 2015, but this yield curve positioning was secondary in size of risk relative to breakeven positioning during the annual period.

Active Currency Exposure Aided Fund Results

The Fund’s long U.S. dollar position, especially vs. its short position in the euro, was the primary positive contributor to the Fund’s results. The U.S. dollar strengthened significantly against most other currencies throughout the annual period, but such positioning helped most during the first quarter of 2015 due to the introduction of the ECB’s easing policy actions.

An allocation to Italian inflation-linked bonds and breakeven rates was also rewarding to performance. This allocation helped given the outperformance of peripheral spreads on ECB policy action at various points in time during the annual period and given the outperformance of Italian inflation-linked bonds relative to their nominal bond counterparts.

Shifts in Market Conditions Drove Portfolio Changes

In early 2015, the Fund generally held a long bias for U.S. breakevens as well as for long forward real rates in the eurozone relative to that of the United Kingdom. Supplementing these rate views, the Fund held a long U.S. dollar bias primarily against the euro and the Japanese yen. This positioning contributed positively to Fund performance during the first quarter of 2015. However, as the Greek election at the end of the first calendar quarter failed to see the euro sustain new lows, we felt it was prudent to express currency views more tactically and thus we reduced the Fund’s structural long positioning in the U.S. dollar.

In August 2015, as retail fund flows started to trend a bit more negative and as a string of weak economic data, coupled with overseas contagion risk, infected investor sentiment, we temporarily reduced the Fund’s long U.S. breakeven positioning and awaited better sentiment, flow dynamic and data to add further.

As the calendar year came to a close, and in anticipation of further aggressive monetary policy by the ECB, we generally increased breakeven positioning in the eurozone, primarily in Germany and Italy. A run-rate of stable services inflation further supported this shift. Run rate is the estimation of future financial data that assumes present trends continue.

At the end of the annual period, the Fund was generally long inflation expectations in the U.S., the eurozone and Japan. Ancillary positions included, but were not limited to, long New Zealand real rate positioning vs. the United States. and the United Kingdom and tactical currency positions. As a percentage of net asset value, the Fund was overweight Germany, Italy, Japan, New Zealand, Mexico and Spain relative to the benchmark at the end of the annual period. The Fund was underweight France, the United Kingdom and the United States and was rather neutrally weighted to the benchmark in Australia, Canada, Denmark and Sweden as of December 31, 2015. The Fund had a shorter duration overall than the benchmark at the end of the annual period.

22	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

Derivatives Usage

During the annual period, we used currency forwards and options to shift foreign currency exposure back to U.S. dollars and to express active views on currency pairs. We used interest rate and inflation swaps to attain desired breakeven inflation exposure and to express and hedge views on nominal interest rate curves. We used interest rate futures and options to manage the duration and yield curve exposure of the Fund relative to that of the benchmark index, to manage exposure to movements in interest rates and isolate perceived mispricing across the nominal curve and to express active views on non-U.S. dollar valuations and form breakeven positions. For the annual period, the Fund’s aggregate currency positioning strategy contributed positively, while the Fund’s overall U.S. duration and yield curve posture detracted from relative performance. Overall, derivatives usage had a net positive impact on the Fund’s performance.

Annual Report 2015	23

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – Partners Small Cap Value Fund

Performance Summary

■	Variable Portfolio — Partners Small Cap Value Fund (the Fund) Class 3 shares returned -9.36% for the 12-month period that ended December 31, 2015.

■	The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned -7.47% over the same period.

■	The Fund’s underperformance relative to the benchmark can be attributed to stock selection and sector allocation decisions by some of its managers.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	-9.21	6.37	6.13
Class 2*	05/03/10	-9.45	6.11	5.94
Class 3	08/14/01	-9.36	6.23	6.04
Russell 2000 Value Index		-7.47	7.67	5.57

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

24	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – Partners Small Cap Value Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio — Partners Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	25

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio – Partners Small Cap Value Fund

Portfolio Management

Barrow, Hanley, Mewhinney & Strauss, LLC

James McClure, CFA

John Harloe, CFA

Denver Investment Advisors LLC

Troy Dayton, CFA

Mark Adelmann, CFA, CPA

Derek Anguilm, CFA

Lisa Ramirez, CFA

Donald Smith &Co., Inc.

Donald Smith

Richard Greenberg, CFA

River Road Asset Management, LLC

James Shircliff, CFA

R. Andrew Beck

J. Justin Akin

Segall Bryant & Hamill, LLC

Mark Dickherber, CFA, CPA

Shaun Nicholson

Snow Capital Management L.P.

Joshua Schachter, CFA

Anne Wickland, CFA

Top Ten Holdings (%) (at December 31, 2015)
AerCap Holdings NV	1.8
Granite Real Estate Investment Trust	1.8
Sanmina Corp.	1.5
Endurance Specialty Holdings Ltd.	1.3
Photronics, Inc.	1.1
Abercrombie & Fitch Co., Class A	1.1
Oshkosh Corp.	0.9
Orthofix International NV	0.9
Fairchild Semiconductor International, Inc.	0.9
Dana Holding Corp.	0.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

The Fund is managed by six independent money management firms. As of December 31, 2015, Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley) managed approximately 18.08%; Denver Investment Advisors LLC (Denver Investments) managed approximately 17.65%; Donald Smith & Co., Inc. (Donald Smith) managed approximately 14.69%; River Road Asset Management, LLC (River Road) managed approximately 15.87%; Segall Bryant & Hamill, LLC (Segall Bryant) managed approximately 17.98%; and Snow Capital Management L.P. (Snow Capital) managed approximately 15.73% of the Fund’s assets.

At December 31, 2015, approximately 88% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned -9.36%. The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned -7.47% over the same period. The Fund’s underperformance relative to the benchmark can be attributed to stock selection and sector allocation decisions by some of its managers.

Small Cap Equities Lagged Large Cap Counterparts

For 2015, small cap equities lagged their large cap counterparts within the U.S. equity market for the second consecutive year. During the annual period, the Russell 2000 Index returned -4.41% vs. 0.92% for the Russell 1000 Index and 1.38% for the S&P 500 Index. Also, growth dominated value across all market capitalizations. Among small caps, the Russell 2000 Growth Index returned -1.38% for 2015 vs. -7.47% for the Russell 2000 Value Index. Utilizing Russell benchmarks, this marks the sixth out of the past seven years that growth has led value.

The collapse in commodities, the strength of the U.S. dollar, the Federal Reserve’s (the Fed) long-anticipated increase in short-term U.S. interest rates, soft economic growth overseas and China’s currency devaluation dominated investor sentiment. Additionally, one of the hottest topics among investors in the second half of 2015 was the lack of market breadth. The difference in return between the top 20 S&P 500 Index stocks and the remainder of the S&P 500 Index was a whopping -29%. The total return for the S&P 500 Index would have been negative without its top three contributors — Amazon.com, Microsoft and General Electric. Breadth was broader among small cap stocks, which tend to have far less concentration at the top of its capitalization range than the S&P 500 Index.

For 2015, only one sector in the benchmark posted a positive annual return: health care. The lowest total return was posted by energy, followed by materials and industrials. The poor performance of these three sectors reflects that the U.S. manufacturing sector is effectively in a recession, while the more influential services sector is keeping the broader economy afloat.

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Risk and quality factors mirrored the heightened volatility in the broader markets, as low beta and high quality factors led for the second consecutive year. Higher quality stocks also outperformed by a wide margin.

Stock Selection and Sector Allocation Decisions Dampened Relative Results

Barrow Hanley: Without a doubt, growing expectations of slowing or declining corporate earnings, mostly based on the belief the U.S. economy will not escape the consequences of a global cyclical event, weighed on equities during the annual period. As typically happens, volatility increased, bringing strong preferences for stocks with high levels of earnings visibility, large market capitalizations, and the perception of high intermediate- to long-term growth rates. None of these apply to our out-of-favor orientation. Still, our portion of the Fund outperformed the benchmark during the annual period, due primarily to individual stock selection.

Effective stock selection in industrials contributed most positively to relative results during the annual period. Having a significantly underweight allocation to energy, which was the weakest sector in the benchmark during the annual period, and an overweight allocation to information technology, which outpaced the benchmark, also added value. Partially offsetting these positive contributors was stock selection in financials and health care, which detracted. Having an underweight allocation to financials, which outpaced the benchmark during the annual period, also hurt.

The top three individual contributors to our portion of the Fund’s results during the annual period were building sub-contractor Comfort Systems USA, mattress manufacturer Tempur Sealy International and semiconductor solutions manufacturer Fairchild Semiconductor International. Comfort Systems USA performed well, as it resumed a powerful surge in growth and profitability. Critical to its performance was a rapidly building backlog and improved prospects for commercial construction.

Tempur Sealy International outperformed the benchmark, as a new, highly motivated management team was installed, while the underpinning of a nascent housing recovery strengthened, further encouraging investors. Fairchild Semiconductor International performed well after sustaining a 30% decline during the first half of 2015 during which we added to the position. ON Semiconductor made a cash tender offer for the company late in the fourth quarter of 2015 and was subsequently joined by a competing bid from a Chinese consortium.

The biggest individual detractors from our portion of the Fund’s results during the annual period were specialty apparel retailer Men’s Wearhouse, measurement device developer FARO Technologies and oil and gas services and equipment company Flotek Industries. Shares of Men’s Wearhouse declined, primarily during the second half of 2015 when the company reported disappointing results for its newly acquired Jos. A. Bank stores following the elimination of its traditionally promotional pricing strategy. FARO Technologies reported a string of progressively more disappointing quarters, culminating in the resignation of its chief executive officer in December 2015. Flotek Industries was a new purchase for our portion of the Fund during the annual

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	95.0
Money Market Funds	5.0
Rights	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	13.0
Consumer Staples	3.0
Energy	4.9
Financials	22.9
Health Care	6.2
Industrials	24.6
Information Technology	18.1
Materials	5.4
Telecommunication Services	0.5
Utilities	1.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Annual Report 2015	27

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MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Partners Small Cap Value Fund

period. However, we bought on weakness, and along with the rest of the energy complex, it continued to perform poorly through 2015.

Donald Smith: Our portion of the Fund underperformed the benchmark during the annual period. From a broad market perspective, our portion of the Fund was hurt by the fact that the lowest price-to-tangible book decile of the benchmark, where our portion of the Fund focuses, was particularly weak during the annual period — the deeper the value, the poorer was the performance. More specifically, detracting most was an overweight relative to the benchmark in precious metals stocks, which performed poorly, impacted by the large declines in underlying commodity prices. For example, gold prices were down approximately 10% during the annual period. Also, double-digit declines in personal computer sales helped lead to weak DRAM (dynamic random access memory) pricing and disappointing earnings for one of our portion of the Fund’s largest holdings, Micron Technology. Micron Technology also saw its share price decline on poor execution of technology upgrades. Other individual detractors from performance included Resolute Forest Products, a paper and lumber products manufacturer, and Dana, an auto parts company. Shares of Resolute Forest Products declined on persistently weak end-product demand and pricing, particularly for newsprint. Shares of Dana fell on weak demand for its products in Brazil and in commercial vehicles. Positions in industrial rental property real estate investment trust Granite REIT and electronics contract manufacturing services provider Sanmina also disappointed during the annual period.

Positive contributors to performance included overweight positions in several insurance and aircraft leasing companies. AerCap Holdings, which is an integrated global aviation company, performed well on growth in worldwide airline traffic and earnings that exceeded expectations. Shares of semiconductor device manufacturer Photronics rose significantly on good earnings as a result of strong demand for its photomasks. In the insurance industry, positions in Montpelier Re Holdings and Platinum Underwriters Holdings contributed positively to our portion of the Fund’s results, as the acquisition of each company was completed during the annual period, the former by Endurance and the latter by RenaissanceRe.

Denver Investments: Our portion of the Fund outperformed the benchmark during the annual period due to effective stock selection and sector allocation overall. Additionally, small cap dividend-paying stocks outperformed, which served as a tailwind, as we invest exclusively in small cap dividend-paying stocks. Further, more liquid small cap stocks outperformed, and this proved beneficial for our portion of the Fund as well.

More specifically, our portion of the Fund was helped most by an underweight to energy, particularly exploration and production companies. Valuations in exploration and production stocks embedded a belief of a more immediate recovery in oil prices, leaving little margin of safety against U.S. shale persistence or additions in global supply. Refining companies, on the other hand, actually prospered from the continued domestic supply glut, and we sold our portion of the Fund’s position in Western Refining after its strong performance. Individual stock selection proved most effective in utilities and information technology. Only partially offsetting these positive contributors was the detracting impact of weaker stock selection in the

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MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Partners Small Cap Value Fund

interest rate-sensitive and consumer discretionary market segments. Being underweight the healthcare services industry within the health care sector also hurt.

The strongest individual contributors to our portion of the Fund’s relative results during the annual period were Casey’s General Stores, NICE Systems and Cash America International. Casey’s General Stores was an outperformer, as the company’s operating initiatives, namely 24-hour conversions, pizza delivery, online ordering, major remodels and network expansion through selective acquisitions, created meaningful economic benefits. In addition, lower gas prices led to favorable shifts in consumer behavior as well as a wider fuel margin for the company. As a result of these strong fundamentals, Casey’s General Stores’ stock valuation and cash flow multiples reached all-time high levels, surpassing our price target. As such, we exited the position at year-end 2015. NICE Systems outperformed application software and technology peers in 2015, as the company showed the ability to grow sales within its core financial crimes segment. The company has integrated analytics features to address major financial institutions’ need to stay protected from bank fraud and to be compliant with anti-money-laundering regulations. NICE Systems has also developed key features that have begun to drive adoption for call center applications. In 2014, the company embarked on a campaign to grow sales through enhanced product development and sales force realignment as well as improve margins through both sales growth and a cost management campaign. The company delivered on all of these initiatives in 2015. Cash America International, a leading owner and operator of pawn shops across the U.S., was a top contributor to relative results as well. The company has spun out its interest in an online payday lender and has focused on its cash flow rich pawn business. These actions, coupled with better consumer demand, propelled Cash America International’s stock higher. Signs that loan balances and pawn sales would improve in late 2015 and into 2016 suggested an improved outlook. At the end of the annual period, we continued to like the business fundamentals and opportunity Cash America International provides to return cash through share buybacks and dividend growth. However, given its returns during the year, we reduced the position size to balance risk and reward.

The biggest individual detractors in our portion of the Fund were FXCM, SM Energy and Greenhill & Co. Foreign exchange agency trading venue FXCM was our portion of the Fund’s most disappointing holding in 2015. While we believe our rationale for owning the stock was sound, the stock was adversely impacted when on January 14, 2015, the Swiss National Bank announced an end to its three-year euro/franc currency peg, igniting extreme volatility in the Swiss franc exchange rate. As a result of the extreme volatility, FXCM client accounts that were short the Swiss franc lost money. Ordinarily, FXCM’s systems liquidate client positions that fall below required margins. However, the speed and surprise of the move caused FXCM’s market makers to withdraw from the market in a manner that made the exchange rate gap approximately 30% between executed trades. As a result of this disorderly price action, FXCM client positions were closed at a loss. Due to the fact that the company’s customers experienced losses that caused a breach of required regulatory capital levels, FXCM’s management

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MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

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was forced to seek a costly capital infusion from the Leucadia National Corporation. Because our thesis was violated and the prospects for the company were materially impaired, we exited the position the next day. Like many exploration and production companies, SM Energy suffered as oil and gas prices declined due to the continued supply/demand imbalance and OPEC’s decision to maintain its aggressive production targets. We believe SM Energy has some of the best assets in the industry as well as a strong balance sheet and a prudent management team that should allow us to have patience as the supply/demand situation eventually reaches equilibrium. Greenhill & Co. is a focused advisory business that excels, in our view, at merger and acquisition advice. While announced merger and acquisition activity picked up in 2015, it continued to be dominated by large deals. Also, while dollar amounts of deals were up, the number of deals has yet to come through meaningfully. As a result, shares of Greenhill & Co. slipped lower until the fourth quarter of 2015. At the end of the annual period, we remained confident the company would ultimately capitalize on the opportunities, but we were carefully assessing the risk/reward given the increased uncertainty.

River Road: Our portion of the Fund outperformed the benchmark, driven primarily by effective stock selection. Further, our portion of the Fund maintained its low volatility profile vs. the benchmark. Early in 2015, we had stated that if the broader market environment unfolded as we expected, it should be a favorable one for our low volatility Absolute Value® approach. This was indeed the case, as our outlook was realized. Our portion of the Fund’s performance was also consistent throughout 2015, with dips in relative results generally occurring when risk factors surged. Fortunately, such bouts were short-lived.

From a sector perspective, our portion of the Fund was helped most by strong security selection in the information technology, industrials and consumer discretionary sectors. Having an overweight allocation to information technology, which outpaced the benchmark, also added value. Only partially offsetting these positive contributors was having underweight allocations in financials and health care and no exposure at all to the utilities sector. Each of these sectors outperformed the benchmark during the annual period.

The individual stocks that made the greatest positive contribution to our portion of the Fund during the annual period were CSG Systems International, Remy International and Blackhawk Network Holdings. CSG Systems International provides customized software and service solutions for customer interactions, primarily to the cable and satellite TV industry. In February 2015, the company hiked its dividend and increased its share repurchase plan substantially. In May 2015, CSG Systems International increased its 2015 guidance due to the dissolution of the proposed Comcast/Time Warner Cable merger, both of which are customers of the company. Additionally, CSG Systems International extended its contract with its fourth largest client, Charter Communications, for another five years. Finally, in November 2015, the company reported strong third quarter results, with higher than expected margins due to scale benefits from an increased number of customer accounts and increased guidance. At the end of the annual period, we believed its margins should continue to expand

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MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Partners Small Cap Value Fund

over the next several years, as the company migrates more accounts onto its platform and leverages its fixed costs. Remy International is a manufacturer of starters, alternators and other automobile components. The company was acquired by BorgWarner in a strategic transaction at $29.50 per share, which was above our $28 per share assessed value and represented a 44% premium to the unaffected stock price. We exited the position. Shares of prepaid payment network operator Blackhawk Network Holdings rallied as the company maintained its growth trajectory in 2015, owing to strong organic sales growth and contributions from a series of successful acquisitions.

Conversely, the individual stocks that detracted most from our portion of the Fund’s relative results were Rovi, PICO Holdings and Outerwall. Rovi is a provider of interactive program guides and related data services. Rovi suffered a series of legal setbacks in 2015 related to a Netflix challenge of five Rovi patents, which weakened our investment thesis for the company. We exited the stock in September 2015 as part of our sell discipline. PICO Holdings owns water rights in the southwestern U.S. and 58% of home builder UCP. We filed a 13D on PICO Holdings in early 2015. (A 13D is a form that must be filed with the SEC when a person or group acquires more than 5% of any class of a company’s shares.) PICO Holdings subsequently sold its money-losing canola processing plant to a strategic buyer, reduced its chief executive officer’s base salary by more than 50%, added a large shareholder to its Board, and changed its capital allocation policy to return all proceeds from future asset sales to shareholders in the form of share repurchases or special dividends. Despite these positive changes, its stock declined due to the lack of monetization of its water assets. We removed our 13D filing in December 2015, but maintained the position. Outerwall is an owner and operator of automated retail kiosks for home video rental (Redbox) and coin counting (Coinstar). Late in 2015, Outerwall reduced expectations for its fourth quarter results due to weakness at Redbox. While a down quarter was expected at Redbox due to weak DVD content, high promotion activity compounded the negative revenue and margin impact as renters took advantage of the promotions and had little incentive for additional rentals. This overwhelmed record free cash flow generation, the majority of which went to stock repurchases, debt reduction and dividends. We trimmed the position as part of our sell discipline.

Segall Bryant: During the annual period, our portion of the Fund outperformed the benchmark on a relative basis. Relative outperformance was primarily attributable to effective stock selection. Stock selection in financials, materials, information technology and utilities contributed most positively. In financials, we were well positioned for the speculation on interest rates given our exposure to banks. Indeed, during the annual period, positions in banks added most, more than offsetting the detracting effect of positions in insurers. In materials, chemicals were the largest source of performance, outweighing containers and packaging, which dampened results. In information technology, internet software and services companies performed best, more than offsetting electronic equipment instruments companies, which detracted. Having an overweight to information technology, which outpaced the benchmark during the annual period, also helped. Partially offsetting these positive contributors was stock

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MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Partners Small Cap Value Fund

selection in the consumer discretionary, industrials and energy sectors, which detracted. Having an overweight to industrials, which lagged the benchmark during the annual period, further hampered relative results. Despite the near-term headwinds that industrials experienced, we maintained a positive bias to the sector given that we believe the stronger U.S. dollar may well abate going forward. Also, we believe a multitude of return on invested capital improvement opportunities are progressing at a company-specific level.

The individual stocks that made the greatest positive contribution to our portion of the Fund were medical device company Orthofix International, specialty electrical equipment manufacturer AZZ and diversified chemicals manufacturer Innospec. Orthofix International was a new purchase for our portion of the Fund during the annual period. Shares of Orthofix International rose, driven by solid execution across its platforms, which beat expectations. Indeed, our confidence in the company increased as the year progressed, and we bought more shares, as we felt the stock still did not reflect improvements in execution with an improved focus on return on invested capital and corporate culture. The strong performance of AZZ was driven by its new management’s execution on internal initiatives. Innospec performed well given strong execution across its business lines, which allowed them to exceed expectations.

Conversely, the individual stocks that detracted most from our portion of the Fund’s relative results were oil and gas exploration and production company PetroQuest Energy, snowmobile and other recreational vehicle manufacturer Arctic Cat and industrial services and engineered products company Harsco. Shares of PetroQuest Energy declined on the rapid decline in commodity prices. Arctic Cat performed poorly, driven by significant weakening of the Canadian dollar and unusually warm weather at the start of the 2015-16 winter. Harsco disappointed on investor concerns about a significant decline in steel utilization and a global economic slowdown.

Snow Capital: Our portion of the Fund underperformed the benchmark on a relative basis during the annual period. Stock selection is always the primary driver of performance for our contrarian, fundamental, relative value investment process. That said, our style was out of favor during the annual period, as small cap stocks lost value. The volatile movement in shares prices was widespread, often with no particular catalyst beyond the deterioration in sentiment and a desire by some investors to reduce equity exposure. The shares of many small cap companies plunged in price with the broad market sell-off as liquidity dried up.

More specifically, stock selection in the industrials, financials and health care sectors detracted most from our portion of the Fund’s relative results. Having an overweight allocation to industrials, which lagged the benchmark during the annual period, and an underweighted allocation to financials, which outpaced the benchmark during the annual period, also hurt. Partially offsetting these detractors was the positive contribution made by effective stock selection in the consumer discretionary, energy and consumer staples sectors. Having an overweight allocation to consumer discretionary also added value.

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MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

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The individual stocks that detracted most from our portion of the Fund’s relative results were oil and gas services and equipment company Tidewater, patented technologies licenser Acacia Research and bank holding company OFG Bancorp. Shares in Tidewater declined in response to lower oil prices and reduced spending in offshore markets. We believe its strong balance sheet and cost cuts should help the company weather the recent downturn in activity. Our position in Acacia Research detracted following a trial loss, which raised concerns regarding the future earnings power of a key patent portfolio. We maintained the position, as we feel its valuation was not reflective of its patent portfolios that have begun to yield results and maintain significant earnings power over the near term. OFG Bancorp disappointed, as continued headlines surrounding Puerto Rico’s fiscal uncertainty and the lack of a definitive restructuring plan between Puerto Rico Electric Power Authority (PREPA) and its creditors caused OFG Bancorp shares to decline. At the end of the annual period, we remained confident that investors would warm to this well-capitalized retail banking operation, as PREPA finally reached an agreement with all three groups of creditors in the final days of 2015.

Conversely, the individual stocks that made the greatest positive contribution to our portion of the Fund were domestic refiner PBF Energy, medical device manufacturer Integra LifeSciences and bank holding company First Niagara Financial Group. Shares of PBF Energy spiked during the annual period, as the company continued to diversify its asset base with the acquisition of ExxonMobil’s California Torrance refinery. The acquisition gives PBF Energy exposure to the west coast and reduced the company’s east coast exposure to 40% of total throughput. Integra LifeSciences performed well, as the company reported sales and earnings that were ahead of analysts’ estimates. Its management raised its guidance for the year and stated that the growth experienced in 2015 should continue into 2016. Shares of First Niagara Financial Group rose when the company hired JP Morgan to explore a potential sale.

Purchases and Sales Drove Portfolio Changes

Barrow Hanley: During the annual period, we initiated positions in Encore Wire, Memorial Resource Development, Primoris, Tutor Perini, and, as already mentioned, Flotek Industries. Each of these purchases was an individual business with what we considered to be above-average long-term prospects where share prices had been driven sharply lower by a perception of overwhelming exposure to economic and/or commodity cycles. Most of our sales were typically one of two types — elimination of mistakes or the absence of compelling relative return potential due to appreciation. For example, Aegion was a long-term holding for our portion of the Fund wherein its new management confirmed our growing concerns about persistent destruction of value. More typical was Littlefuse, a neglected company with an important franchise and new management, which had become a fine but relatively expensive growth stock. Extraordinary market conditions do cause turnover for us because they create opportunities to improve potential relative returns.

Our portion of the Fund is built entirely on individual stock selection. That said, our portion of the Fund’s allocations relative to the benchmark

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MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Partners Small Cap Value Fund

increased in the information technology and industrials sectors and decreased in the consumer discretionary and financials sectors during the annual period. At the end of the annual period, our portion of the Fund was overweight relative to the benchmark in the information technology, industrials, consumer discretionary and materials sectors and was underweight relative to the benchmark in the financials, utilities, consumer staples and energy sectors.

Donald Smith: We initiated new Fund positions during the annual period in KB Home, Aspen Insurance and Ruby Tuesday. We purchased KB Home, which we believe is a beneficiary of an improving housing environment, at a discount to its book value. We initiated a position in Aspen Insurance to replace other reinsurance holdings that were eliminated due to acquisition or reduced due to appreciation. Aspen Insurance, purchased at about book value, had received a premium takeover offer, subsequently rejected, about one year ago from Endurance. We established a position in Ruby Tuesday, as we believe its new menu and marketing strategy should lead to a same-store sales turnaround. We reduced some of our portion of the Fund’s positions in insurance companies, such as RenaissanceRe and Horace Mann Educators, as a result of appreciation.

As gains were harvested, our portion of the Fund’s exposure to the insurance industry declined. Its exposure to the building/real estate market segment rose with the purchase of KB Home, and exposure to airlines and aircraft leasing rose due to both appreciation and the addition of a position in FLY Leasing. At year-end 2015, our portion of the Fund was most heavily weighted in the information technology, airlines/aircraft leasing, insurance and building/real estate industries.

Denver Investments: Among the newly initiated positions in our portion of the Fund during the annual period were Big Lots, Laclede and Abercrombie. We purchased shares of closeout retailer Big Lots because we believe the company has a significant opportunity to improve margins with its new management’s strategic plan and macro tailwinds. We also expect the company to continue to return cash to shareholders through dividends and buybacks. We initiated a position in utilities network Laclede based on what we consider to be its attractive valuation amid a good regulatory environment. We started a position in specialty apparel retailer Abercrombie & Fitch due to a change in its management and based on what we view as an attractive valuation, a pristine balance sheet and a 3.3% dividend yield.

In addition to those sales already mentioned, we exited our portion of the Fund’s position in Greif and trimmed its position in Bank of the Ozarks. Headwinds have reduced our visibility and confidence in the turnaround of the profitability of industrial packaging products manufacturer Greif. Its flexible packaging business deteriorated, and its rigid packaging business did not offset the weakness. We trimmed the position in Bank of the Ozarks to raise cash.

While sector and industry weightings reflect our bottom-up stock selection process, our portion of the Fund’s exposure to consumer discretionary and health care increased relative to the benchmark during the annual period, and its exposure to the materials and information technology decreased

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MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Partners Small Cap Value Fund

relative to the benchmark. On December 31, 2015, relative to the benchmark, our portion of the Fund was overweight in the capital goods, energy and medical/health care segments, was underweight in the interest rate-sensitive, real estate investment trust, information technology and utilities segments and was rather neutrally weighted in the basic materials and consumer segments of the market.

River Road: Among the more significant purchases made during 2015 in our portion of the Fund were Murphy USA and SeaWorld Entertainment. Murphy USA is one of the largest convenience store chains in the U.S., with 83% of its sites located next to Wal-Mart stores. Spun off from Murphy Oil, Murphy USA has a low price, high volume retail model. Its low cost kiosks have low capital requirements and maintenance expenses and only require one or two on-duty attendants. It operates at 58% of the average monthly operating costs for the top quartile of stores in the industry, and its strategy results in lower breakeven levels and high return on investment. Importantly, the company owns the real estate at 89% of its locations, which is “right next to Wal-Mart” commercial real estate. In our view, the company generates significant free cash flow and was trading at an attractive discount at our initial purchase. SeaWorld Entertainment is a theme park and entertainment company that operates 11 parks in five states under the brands SeaWorld, Busch Garden, Aquatica, Discovery Cove and Sesame Place. Negative media attention and public backlash from the documentary “Blackfish” caused traffic declines and weaker operating results at SeaWorld. The company later replaced its management team. In July 2015, we initiated a position, as we expect SeaWorld Entertainment to experience increased attendance, revenue, margins and free cash flow generation as negative media attention wanes, new attractions are added, and new competitive attractions, such as Universal’s Harry Potter, are lapped. Higher consumer confidence and higher discretionary income from lower gas prices should provide additional tailwinds. In our view, SeaWorld Entertainment has an enduring brand, with barriers to entry that are high from prohibitive replication costs.

In addition to the sale of Remy International, already mentioned, we eliminated our portion of the Fund’s position in Convergys, a global provider of outsourced call center services to corporate clients. The stock meaningfully advanced prior to the release of third quarter earnings, and thus we sold the position near our assessed value. Since first initiating the position in 2011, its revenue grew by more than 50% and its profitability improved as well, boosted in large part by a transformation that simplified the business into a pure-play call center operator.

Changes in sector weightings within our portion of the Fund are a reflection of our bottom-up stock selection process. That said, sector weightings in industrials and consumer discretionary increased and sector weightings in information technology and financials decreased. At the end of the annual period, our portion of the Fund remained overweight relative to the benchmark in industrials, consumer discretionary, consumer staples, information technology and telecommunication services and was underweight in financials, utilities, materials, health care and energy.

Segall Bryant: In addition to the purchase of Orthofix International, already mentioned, our portion of the Fund re-established a position in

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MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Partners Small Cap Value Fund

communications equipment provider Extreme Networks. Our portion of the Fund had owned shares of Extreme Networks before, but the management and culture had turned negative, in our opinion. We bought the company again following a change in its chief executive officer and chief financial officer, which we believe showed a material change in the culture as well as the strategic execution on improving return on invested capital.

We sold our portion of the Fund’s investments in specialty chemicals company Minerals Technologies and homebuilder KB Home. In our view, the management team of Minerals Technologies had done an outstanding job on improving return on invested capital, but given the environment in the metals industry, we thought the stock was priced for continued improvement, which we did not see as likely. We had bought shares of KB Home based on its management’s change in focus to return on invested capital. However, an almost “as good as it gets” home environment and the likelihood for rising interest rates led us to sell, given the downward implications we saw on return on invested capital.

Changes in sector weightings are a reflection of our bottom-up stock selection process. That said, there were no significant changes in sector weightings during the annual period. At the end of 2015, our portion of the Fund was most overweight relative to the benchmark in industrials, health care, information technology and materials, was most underweight in financials, consumer discretionary, utilities and consumer staples and was rather neutral in energy and telecommunication services.

Snow Capital: We initiated a position in Green Dot, a leading player in the reloadable prepaid debit card space, after its shares declined on disappointing earnings guidance. Our portion of the Fund had previously owned a position in Green Dot, and we viewed the risk/reward profile of the company as attractive after the share price decline. We established a position in Crane, which manufactures engineered industrial products. The company’s products include vending machines, airplane braking devices, pumps, valves and other industrial goods. Crane serves the aerospace manufacturing, power generation, hydrocarbon processing, commercial and residential building, plumbing, and food and beverage production industries. We expect a topline recovery in its fluid handling business segment and for its aerospace business to benefit from rising aerospace production rates.

We sold our portion of the Fund’s position in metal working machinery manufacturer Kennametal, as we found what we believed to be better opportunities that offered a more attractive risk/reward profile. We also exited the position in aircraft and parts manufacturer Spirit AeroSystems Holdings, as it approached our price target.

The most significant change in sector allocation was in the industrials sector. We reduced the exposure to industrials but remained overweight relative to the benchmark. In our view, we continue to find compelling values in this sector, especially in U.S.-centric companies that should benefit from continued GDP growth. We also reduced our portion of the Fund’s exposure to consumer discretionary stocks, bringing the sector to a modestly underweight position relative to the benchmark. We increased our portion of the Fund’s allocation to financials, as we believe higher interest rates may benefit several of the positions we hold in the sector.

36	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Partners Small Cap Value Fund

At the end of 2015, our portion of the Fund was overweight relative to the benchmark in the industrials, health care, energy and information technology sectors, was underweight in the financials and utilities sectors and had a rather neutral weighting in the telecommunication services, materials, consumer staples and consumer discretionary sectors.

Annual Report 2015	37

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – Sit Dividend Growth Fund

Performance Summary

■	Variable Portfolio — Sit Dividend Growth Fund (the Fund) Class 3 shares returned 0.46% for the 12-month period that ended December 31, 2015.

■	The Fund underperformed its benchmark, the S&P 500 Index, which returned 1.38% over the same period.

■

The Fund’s underperformance of the benchmark can be attributed in part to its focus on dividend-paying stocks, which significantly underperformed non-dividend-paying stocks in the benchmark, and in part to mixed results from stock selection and sector allocation.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	Life
Class 1*	05/03/10	0.58	9.15	4.86
Class 2*	05/03/10	0.33	8.89	4.72
Class 3	05/01/06	0.46	9.01	4.78
S&P 500 Index		1.38	12.57	7.01

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

38	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – Sit Dividend Growth Fund

Performance of a Hypothetical $10,000 Investment (May 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio — Sit Dividend Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	39

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio – Sit Dividend Growth Fund

Portfolio Management

Sit Investment Associates, Inc.

Roger Sit

Kent Johnson

Michael Stellmacher

Top Ten Holdings (%) (at December 31, 2015)
Medtronic PLC	3.2
Microsoft Corp.	3.0
Verizon Communications, Inc.	2.7
Pfizer, Inc.	2.6
Wells Fargo & Co.	2.4
JPMorgan Chase & Co.	2.4
Home Depot, Inc. (The)	2.2
Intel Corp.	2.0
PepsiCo, Inc.	2.0
Johnson & Johnson	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	98.5
Equity Funds	0.9
Money Market Funds	0.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

At December 31, 2015, approximately 96.8% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned 0.46%. The Fund underperformed its benchmark, the S&P 500 Index, which rose 1.38% over the same period. The Fund’s underperformance of its benchmark can be attributed in part to its focus on dividend-paying stocks, which significantly underperformed non-dividend-paying stocks in the benchmark, and in part to mixed results from stock selection and sector allocation.

Strong U.S. Dollar and Declining Energy Prices Impacted Corporate Profits

The benchmark posted modest returns during the annual period, as the U.S. equity market faced a number of headwinds, including the strengthening U.S. dollar and declining energy prices, which largely drove negative earnings growth for the benchmark during the annual period. In addition to declining profits, slowing economic growth in China and the emerging markets, prospects for potentially higher interest rates as the U.S. Federal Reserve (the Fed) increased the federal funds rate for the first time in more than nine years, and rising geopolitical tensions all weighed on equity prices in 2015.

Within the benchmark, the traditionally defensive health care and consumer staples sectors were among the best performing, while the energy and materials sectors experienced significant price declines and were the worst performing sectors during the annual period.

Focus On Dividend-Paying Stocks Hampered Results

In 2015, non-dividend-paying stocks outperformed dividend-paying stocks within the benchmark by a wide margin. As non-dividend-paying stocks are generally not owned by the Fund, this made it difficult for the Fund to outperform the benchmark on a relative basis.

From a sector perspective, the Fund’s underperformance can be attributed primarily to stock selection in the consumer staples, consumer discretionary and telecommunication services sectors. Having an underweight to the information technology sector, which outpaced the benchmark during the annual period, also detracted.

Overall, the largest individual stock detractors on a relative basis were Amazon.com and Alphabet (formerly Google). Each of these stocks are non-dividend-paying stocks that performed well during the annual period, but the Fund did not own a position in either. In the fourth quarter of 2015, the Fund established a position in Alphabet, as the company announced a new/initial stock buy-back in connection with its third quarter 2015 earnings report,

40	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Sit Dividend Growth Fund

signaling, in our view, more favorable shareholder returns of capital going forward, including the possibility of paying a dividend in the near future. Also, a position in Kayne Anderson, an energy infrastructure company, detracted, as its stock was negatively impacted by the significant decline in the price of oil during the annual period.

On the positive side, stock selection in financials, utilities and industrials proved effective. Having underweight allocations to energy and materials, which lagged the benchmark during the annual period, and an overweight exposure to health care, which outpaced the benchmark during the annual period, also contributed positively to relative results.

Individual securities that contributed most to the Fund’s relative results included Avago Technologies, Home Depot and J.M. Smucker. Avago Technologies is a technology company that supplies components to wireless handset manufacturers. Its share price rose during the annual period on market share gains and continued growth in wireless communications. Home improvement retailer Home Depot benefited from the better U.S. housing market and improving U.S. consumer trends. Shares of consumer staples company J.M. Smucker rose on its stable business model that included no foreign currency exposure and a successful acquisition.

Bottom-Up Process Drove Portfolio Changes

Portfolio turnover in 2015 was 67%, which was higher than the normally anticipated range of 30% to 50%, given the rapidly changing environment during the annual period. The appreciation of the U.S. dollar, the slowdown in growth in the emerging economies, and the significant decline in energy prices all significantly impacted the Fund’s sector positioning. The largest reductions we made in 2015 were in the weightings of the more cyclically exposed energy and industrials sectors. In the energy sector, we sold the Fund’s positions in Chevron, Devon Energy, Halliburton, Kinder Morgan. In industrials, we sold the Fund’s holdings in Cummins, Emerson Electric, Illinois Toolworks, Ryder Systems and Tyco. Conversely, we increased the Fund’s weightings in the health care, financials and information technology sectors, as we felt holdings in these sectors were generally less exposed to more cyclical foreign and emerging markets and generally more exposed to domestic markets, which we expect to be more stable in the short-to-intermediate term. In health care, we added AbbVie, Giliad and Teva Pharmaceuticals. In financials, we added Wells Fargo, U.S. Bancorp, Brixmore Property, Hartford Financial and Invesco. In information technology, we initiated positions in Alphabet and Visa. We also established a new Fund position in Dow Chemical in the materials sector.

As of December 31, 2015, the Fund’s largest sector overweights relative to the benchmark were in health care, financials, telecommunication services and utilities, and its largest sector underweights vs. the benchmark were in information technology, energy and consumer discretionary.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	9.8
Consumer Staples	10.0
Energy	3.4
Financials	16.8
Health Care	19.8
Industrials	13.5
Information Technology	14.5
Materials	3.8
Telecommunication Services	3.9
Utilities	4.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Annual Report 2015	41

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio – Victory Established Value Fund

Performance Summary

■	Variable Portfolio — Victory Established Value Fund (the Fund) Class 3 shares returned 0.16% for the 12-month period that ended December 31, 2015.

■	The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned -4.78% over the same period.

■	The Fund’s outperformance of the benchmark can be attributed primarily to stock selection, though sector allocation decisions also had a positive impact.

Average Annual Total Returns (%) (for period ended December 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class 1*	05/03/10	0.27	10.93	8.08
Class 2*	05/03/10	0.00	10.64	7.86
Class 3	02/04/04	0.16	10.79	8.01
Russell Midcap Value Index		-4.78	11.25	7.61

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/variable-products/appended-performance for more information.

The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

42	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio – Victory Established Value Fund

Performance of a Hypothetical $10,000 Investment (January 1, 2006 — December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 3 shares of Variable Portfolio — Victory Established Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015	43

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio – Victory Established Value Fund

Portfolio Management

Victory Capital Management Inc.

Gary Miller

Jeffrey Graff, CFA

Gregory Conners

James Albers, CFA

Michael Rodarte, CFA

Top Ten Holdings (%) (at December 31, 2015)
Unum Group	2.8
Citizens Financial Group, Inc.	2.6
SunTrust Banks, Inc.	2.5
Xylem, Inc.	2.4
Alleghany Corp.	2.2
Xcel Energy, Inc.	2.1
AptarGroup, Inc.	2.1
Alliant Energy Corp.	2.1
Parker-Hannifin Corp.	2.1
DTE Energy Co.	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	95.7
Money Market Funds	4.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	10.9
Consumer Staples	4.5
Energy	5.4
Financials	22.2
Health Care	6.6
Industrials	17.8
Information Technology	16.5
Materials	7.8
Utilities	8.3
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

At December 31, 2015, approximately 80.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund’s Class 3 shares returned 0.16%. The Fund outperformed its benchmark, the Russell Midcap Value Index, which returned -4.78% over the same period. The Fund’s outperformance of its benchmark can be attributed primarily to stock selection, though sector allocation decisions also had a positive impact.

Macro Events Drove U.S. Equity Market Performance

During the annual period, investors appeared to be more fixated on macro events than on company-specific fundamentals. Worries about the global economic backdrop, particularly in China, collapsing prices in the energy sector, divergence in global monetary policy, and geopolitical events were all sources of equity market volatility.

The strength in the U.S. dollar relative to a basket of world currencies led to U.S.-oriented sectors, such as health care and consumer staples, outperforming the broader U.S. equity market. Additionally, the phase of the economic cycle during 2015 and a changing health care and insurance landscape led to a merger and acquisition frenzy in these industries. The cheap cost of debt and structural changes due to the Affordable Care Act and rising health care costs incentivized companies in the health care sector, in particular, to consolidate. Many health care companies had large cash positions and strategically deployed their resources to gain scale. The picture was similar in the insurance industry given the structural pricing headwinds. Global players were looking for growth, which fueled merger and acquisition activity.

Stock Selection Overall Aided Fund Performance

The Fund outperformed the benchmark during the annual period due primarily to effective stock selection, with stock selection in eight of the nine sectors where the Fund had exposure adding value. In our opinion, equity market volatility as periodically experienced during 2015 generally bodes well for bottom-up fundamental investors. Sector allocation decisions overall contributed positively to the Fund’s results as well. The Fund’s sector weights are a by-product of our bottom-up security selection rather than a result of top-down tactical decisions. Also, from a broad perspective, factor exposures were generally favorable during the annual period and provided a tailwind to the Fund. Factor returns were mixed, with momentum and quality being favored during the annual period. On the other hand, risk factors, such as volatility and beta, were favored less by investors. In turn, the Fund’s exposure to quality factors aided its performance during the annual period.

44	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Victory Established Value Fund

The Fund also benefited from the uptick in merger and acquisition activity during the year.

More specifically, security selection in the materials, health care, industrials, consumer staples and utilities sectors added the most value relative to the benchmark. The only detractor from a security selection perspective during the annual period was energy. However, that negative effect was completely offset by the positive contribution made by having an underweight in the poorly performing energy sector. A meaningful underweight in financials also detracted from the Fund’s return, though that was partially offset by stock selection in the sector, which contributed positively.

From an individual security perspective, the Fund benefited most relative to the benchmark from positions in insurance companies Cigna and Chubb. Each was acquired at a premium during the annual period. In July 2015, Anthem announced it would acquire Cigna in a cash and stock deal. ACE also announced in July 2015 that it would acquire Chubb for a premium. Masco, a leading manufacturer and distributor of home improvement products, was also a top contributor. Its management pursued a strategy of refining its portfolio by shifting to less cyclical businesses with higher returns and cash flow. Masco spun off its insulation business, which is more exposed to cyclical end markets. There were also positive fundamental trends across Masco’s various segments during the annual period, including its cabinet business.

Detracting most from the Fund’s results relative to the benchmark were positions in energy holdings Devon Energy and Energen, as volatility in energy prices took its toll on the sector broadly. There was no real visibility as to where oil prices would settle. Thus, our approach toward the sector is to remain disciplined. We evaluate three factors in an energy business — balance sheet strength, quality of assets, and experience and operating track record of the management team. At the end of the annual period, we believed that both Devon Energy and Energen possessed the criteria to weather the challenging environment that is impacting the sector. Another major detractor from the Fund’s results during the annual period was Waddell & Reed Financial. The investment management firm was affected by equity market volatility broadly as well as by portfolio manager turnover at one of its flagship funds. Turnover of key investment personnel is not common at Waddell & Reed Financial. However, both assets under management and its share price were impacted. Indeed, its September 2015 quarterly results showed that its assets under management declined from the prior quarter, mainly due to weak market performance and net outflows. The majority of the outflows were in the wholesale channel, which can be expected. On the bright side, Waddell & Reed Financial was able to implement tight cost controls, and in our view, remains attractively valued and generating solid free cash flow.

Bottom-Up Stock Selection Drove Portfolio Changes

During the annual period, we initiated a Fund position in food flavor products producer McCormick & Company. In our view, the company is a strong, high return franchise with a track record of shareholder value creation. We believe McCormick & Company has a market-leading position in an industry

Annual Report 2015	45

COLUMBIA VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio – Victory Established Value Fund

with secular tailwinds. We also believe the company is well positioned given its leverage to health and wellness trends — including a continued shift by consumers to cook at home. Additionally, the company is well positioned, in our view, to benefit from the rise of the middle class in emerging markets. In our opinion, the relative valuation pullback it experienced provided us the opportunity to invest in a good business at a compelling valuation.

We established a Fund position in NVR, a best-in-class homebuilder that we view as financially strong and boasting solid cash flow generation metrics. NVR builds homes under four names — Ryan Homes, Fox Ridge Homes, NVHomes and Heartland Homes. In our opinion, the company managed the downturn better than its peers by not taking speculative land positions. Also, we believe NVR is a shareholder friendly company with a history of buying back stock.

Among the sales made during the annual period were those of Fossil Group and GNC Holdings. Although Fossil Group, a global lifestyle business, was not a long-term holding for the Fund, having been initially purchased late in 2015, its management made an acquisition that was strategically questionable and raised the risk profile of the company, in our view. It levered its balance sheet to complete the deal, a move that did not sit well with investors. Coupled with fundamental deterioration in its core business, our investment thesis on the company was no longer compelling. GNC Holdings, a health and wellness store operator, had been added to the Fund’s portfolio during the first quarter of 2015. GNC Holdings, in our view, operates in an attractive growth industry with secular drivers — principally, the trend toward healthy living. A highly regarded management team was hired in 2014 in an effort to drive store traffic and reaccelerate its earnings growth. Unfortunately, neither has materialized, as the promotional strategy used has not been effective. Despite what we consider to be its attractive valuation, our investment thesis for GNC Holdings was no longer compelling and so we exited the position during the fourth quarter of 2015.

Driven by our bottom-up investment process, the Fund’s exposures to the industrials and energy sectors increased during the annual period. The increase in weights was a result of compelling relative valuations and risk/reward merits for individual companies. The Fund’s allocations to health care and financials decreased during the annual period. The decrease in health care was due to relative valuations of individual companies and merger and acquisition activity. As of December 31, 2015, the Fund had overweight positions relative to the benchmark in the consumer discretionary, industrials, information technology and materials sectors. On the same date, the Fund had underweighted allocations compared to the benchmark in the energy, financials, telecommunication services and utilities sectors and was rather neutrally weighted to the benchmark in consumer staples and health care.

46	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

Columbia Variable Portfolio – Emerging Markets Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	869.00	1,018.90	5.89	6.36	1.25
Class 2	1,000.00	1,000.00	868.30	1,017.64	7.06	7.63	1.50
Class 3	1,000.00	1,000.00	868.50	1,018.25	6.50	7.02	1.38
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015	47

COLUMBIA VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND’S EXPENSES (continued)

(Unaudited)

Columbia Variable Portfolio – Global Bond Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	939.50	1,021.58	3.52	3.67	0.72
Class 2	1,000.00	1,000.00	940.00	1,020.32	4.74	4.94	0.97
Class 3	1,000.00	1,000.00	940.40	1,020.92	4.16	4.33	0.85

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Variable Portfolio – Intermediate Bond Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,001.00	1,022.48	2.72	2.75	0.54
Class 2	1,000.00	1,000.00	1,000.00	1,021.22	3.98	4.02	0.79
Class 3	1,000.00	1,000.00	1,001.00	1,021.88	3.33	3.36	0.66

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Columbia Variable Portfolio – Large Core Quantitative Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	992.00	1,021.58	3.62	3.67	0.72
Class 2	1,000.00	1,000.00	990.80	1,020.32	4.87	4.94	0.97
Class 3	1,000.00	1,000.00	991.40	1,020.92	4.27	4.33	0.85

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

48	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND’S EXPENSES (continued)

(Unaudited)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	984.50	1,022.03	3.15	3.21	0.63
Class 2	1,000.00	1,000.00	984.20	1,020.77	4.40	4.48	0.88
Class 3	1,000.00	1,000.00	984.40	1,021.37	3.80	3.87	0.76

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio – Partners Small Cap Value Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	902.40	1,020.52	4.46	4.74	0.93
Class 2	1,000.00	1,000.00	901.10	1,019.26	5.65	6.01	1.18
Class 3	1,000.00	1,000.00	901.70	1,019.91	5.03	5.35	1.05

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio – Sit Dividend Growth Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	998.10	1,021.32	3.88	3.92	0.77
Class 2	1,000.00	1,000.00	996.10	1,020.06	5.13	5.19	1.02
Class 3	1,000.00	1,000.00	996.80	1,020.67	4.53	4.58	0.90

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015	49

COLUMBIA VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND’S EXPENSES (continued)

(Unaudited)

Variable Portfolio – Victory Established Value Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	973.60	1,020.72	4.43	4.53	0.89
Class 2	1,000.00	1,000.00	972.20	1,019.46	5.67	5.80	1.14
Class 3	1,000.00	1,000.00	972.90	1,020.11	5.02	5.14	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

50	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 96.1%
Issuer	Shares	Value ($)
ARGENTINA 0.4%
Globant SA(a)	126,071	4,728,923

BRAZIL 1.7%
BB Seguridade Participacoes SA	1,259,400	7,745,012

Ultrapar Participacoes SA	335,700	5,129,369

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	753,800	8,097,693

Total		20,972,074

CHINA 24.1%
58.Com, Inc., ADR(a)	129,516	8,542,875

AAC Technologies Holdings, Inc.	747,000	4,859,499

Alibaba Group Holding Ltd., ADR(a)	253,285	20,584,472

Baidu, Inc., ADR(a)	65,380	12,359,435

Beijing Urban Construction Design & Development Group Co., Ltd. Class H	5,981,000	3,860,418

China Animal Healthcare Ltd.(a)(b)(c)	4,603,000	308,844

China Mobile Ltd.	2,665,000	29,997,522

China Mobile Ltd., ADR	103,013	5,802,722

China Pacific Insurance Group Co., Ltd., Class H	4,632,600	18,958,324

Chongqing Changan Automobile Co., Ltd., Class B	2,462,978	5,422,765

Ctrip.com International Ltd., ADR(a)	213,955	9,912,535

ENN Energy Holdings Ltd.	1,826,000	9,686,227

Industrial & Commercial Bank of China Ltd., Class H	40,193,000	24,092,431

JD.com, Inc. ADR(a)	260,589	8,407,904

Pax Global Technology Ltd.	5,736,000	5,884,959

Ping An Insurance Group Co. of China Ltd., Class H	5,894,000	32,503,671

Shenzhou International Group Holdings Ltd.	3,005,000	17,220,996

Sihuan Pharmaceutical Holdings Group Ltd.(b)(c)	10,023,000	2,030,453

Tencent Holdings Ltd.	3,260,500	63,840,545

Zhuzhou CSR Times Electric Co., Ltd., Class H	910,000	5,247,570

Total		289,524,167

CZECH REPUBLIC 0.4%
Komercni Banka AS	23,260	4,617,825

Common Stocks (continued)
Issuer	Shares	Value ($)
HONG KONG 3.3%
AIA Group Ltd.	4,485,000	26,798,249

Techtronic Industries Co., Ltd.	3,140,500	12,713,512

Total		39,511,761

INDIA 15.9%
Apollo Hospitals Enterprise Ltd.	204,680	4,525,261

Asian Paints Ltd.	752,261	10,021,404

Bharat Petroleum Corp., Ltd.	555,536	7,462,015

Bharti Infratel Ltd.	1,360,721	8,779,245

Dish TV India Ltd.(a)	8,215,387	12,561,990

Eicher Motors Ltd.	63,232	16,051,484

Havells India Ltd	2,108,316	9,685,029

HCL Technologies Ltd.	676,666	8,726,923

HDFC Bank Ltd., ADR	263,242	16,215,707

IndusInd Bank Ltd.	1,350,151	19,706,133

InterGlobe Aviation Ltd.(a)	1,037,394	19,364,427

LIC Housing Finance Ltd.	751,237	5,783,647

Motherson Sumi Systems Ltd.	702,903	3,103,683

Natco Pharma Ltd.	208,380	1,822,122

SKS Microfinance Ltd.(a)	916,660	6,891,846

Syngene International Ltd.(a)	1,031,481	6,472,124

Tata Motors Ltd.(a)	793,749	4,691,499

UPL Ltd.	1,606,564	10,580,213

Yes Bank Ltd.	794,224	8,665,594

Zee Entertainment Enterprises Ltd.	1,423,044	9,380,683

Total		190,491,029

INDONESIA 4.4%
PT Astra International Tbk	13,493,000	5,812,144

PT Matahari Department Store Tbk	15,172,600	19,207,513

PT Mitra Keluarga Karyasehat Tbk	24,200,300	4,189,593

PT Nippon Indosari Corpindo Tbk	48,103,200	4,399,060

PT Pakuwon Jati Tbk	186,491,700	6,635,859

PT Sumber Alfaria Trijaya Tbk	104,950,000	4,415,742

PT Telekomunikasi Indonesia Persero Tbk	37,014,900	8,290,493

Total		52,950,404

MALAYSIA 0.3%
MyEg Services Bhd	3,539,000	3,543,289

MEXICO 2.6%
Alfa SAB de CV, Class A	2,293,100	4,537,104

Controladora Vuela Cia de Aviacion SAB de CV(a)	500,479	8,588,220

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	51

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Grupo Financiero Banorte SAB de CV, Class O	2,228,000	12,279,887

Grupo Financiero Santander Mexico SAB de CV, ADR, Class B	378,432	3,281,005

Grupo Mexico SAB de CV, Class B	1,183,300	2,525,957

Total		31,212,173

PERU 0.7%
Credicorp Ltd.	89,659	8,725,614

PHILIPPINES 3.5%
GT Capital Holdings, Inc.	209,395	5,866,322

Metropolitan Bank & Trust Co.	9,710,251	16,562,936

Robinsons Retail Holdings, Inc.	6,416,250	8,596,371

SM Prime Holdings, Inc.	15,523,200	7,138,517

Universal Robina Corp.	952,310	3,757,848

Total		41,921,994

RUSSIAN FEDERATION 2.9%
Magnit PJSC	89,918	13,819,749

Mail.ru Group Ltd., GDR(a)(d)	222,602	4,978,073

X5 Retail Group NV GDR, Registered Shares(a)(d)	674,339	12,778,724

Yandex NV, Class A(a)	192,492	3,025,974

Total		34,602,520

SOUTH AFRICA 5.4%
Aspen Pharmacare Holdings Ltd.	486,876	9,720,317

AVI Ltd.	1,396,673	6,978,517

Clicks Group Ltd.	429,827	2,474,561

Discovery Ltd.	868,054	7,444,976

Naspers Ltd., Class N	276,906	37,848,711

Total		64,467,082

SOUTH KOREA 11.6%
AMOREPACIFIC Corp.	47,639	16,717,822

Cuckoo Electronics Co., Ltd.	57,664	11,194,674

Duk San Neolux Co., Ltd.(a)	136,237	3,272,516

EO Technics Co., Ltd.	38,103	4,008,085

Hana Tour Service, Inc.	48,037	4,672,251

I-SENS, Inc.(a)	73,407	2,116,086

Interpark Corp.	162,100	3,139,721

Korea Electric Power Corp.	226,773	9,607,740

LG Uplus Corp.	957,748	8,457,185

LIG Nex1 Co., Ltd.(a)	63,900	5,640,399

Lotte Chemical Corp.	40,957	8,357,163

Common Stocks (continued)
Issuer	Shares	Value ($)
Medy-Tox, Inc.	12,076	5,218,254

Samchuly Bicycle Co., Ltd.	249,644	3,647,911

Samsung Electronics Co., Ltd.	27,009	28,807,321

Seegene, Inc.(a)	111,361	3,545,477

SK Hynix, Inc.	106,970	2,763,352

SK Telecom Co., Ltd.	96,048	17,578,542

Total		138,744,499

TAIWAN 11.6%
Advanced Semiconductor Engineering, Inc.	4,525,000	5,197,964

Catcher Technology Co., Ltd.	1,123,000	9,361,799

Cathay Financial Holding Co., Ltd.	13,644,700	19,115,423

CTBC Financial Holding Co., Ltd.	21,452,789	10,983,857

Cub Elecparts, Inc.	818,679	9,736,181

Eclat Textile Co., Ltd.	542,120	7,449,396

eMemory Technology, Inc.	644,000	7,201,865

Gigasolar Materials Corp.	287,600	6,280,054

Hota Industrial Manufacturing Co., Ltd.	1,868,000	6,834,818

Land Mark Optoelectronics Corp.	234,000	3,491,978

Largan Precision Co., Ltd.	65,000	4,447,611

Merida Industry Co., Ltd.	1,073,400	5,756,808

Pegatron Corp.	3,827,000	8,323,603

St. Shine Optical Co., Ltd.	149,115	2,984,421

Superalloy Industrial Co., Ltd.	936,000	3,459,438

Taiwan Semiconductor Manufacturing Co., Ltd.	5,330,838	22,998,521

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	242,445	5,515,624

Total		139,139,361

THAILAND 3.3%
Kasikornbank PCL, Foreign Registered Shares	1,263,800	5,223,710

Mega Lifesciences PCL, Foreign Registered Shares	7,565,600	3,469,012

Muangthai Leasing PCL	7,501,000	4,412,317

Siam Commercial Bank PCL (The), Foreign Registered Shares	1,803,800	5,950,102

Srisawad Power 1979 PCL	4,369,400	5,754,402

Thai Oil PCL, Foreign Registered Shares	4,769,100	8,692,705

Thai Union Group PCL	13,522,600	6,423,449

Total		39,925,697

The accompanying Notes to Financial Statements are an integral part of this statement.

52	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
TURKEY 1.2%
Coca-Cola Icecek AS	453,127	5,770,517

Turk Traktor ve Ziraat Makineleri AS	132,910	3,169,624

Ulker Biskuvi Sanayi AS	855,171	5,160,818

Total		14,100,959

UNITED ARAB EMIRATES 0.5%
Emaar Properties PJSC	4,326,947	6,653,156

UNITED KINGDOM 0.2%
Randgold Resources Ltd.	41,398	2,550,395

UNITED STATES 2.1%
Atento SA(a)	319,956	3,116,371

Cognizant Technology Solutions Corp., Class A(a)	201,327	12,083,647

Luxoft Holding, Inc.(a)	111,153	8,573,231

Universal Display Corp.(a)	29,821	1,623,455

Total		25,396,704

Total Common Stocks
(Cost: $1,181,461,987)		1,153,779,626

Preferred Stocks 0.5%
Issuer	Shares	Value ($)
SOUTH KOREA 0.5%
Samsung Electronics Co., Ltd.	7,170	6,627,863

Total Preferred Stocks
(Cost: $7,431,880)		6,627,863

Money Market Funds 3.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(e)(f)	42,668,884	42,668,884

Total Money Market Funds
(Cost: $42,668,884)		42,668,884

Total Investments
(Cost: $1,231,562,751)		1,203,076,373

Other Assets & Liabilities, Net		(2,905,544)

Net Assets		1,200,170,829

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at December 31, 2015 was $2,339,297, which represents 0.19% of net assets. Information concerning such security holdings at December 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
China Animal Healthcare Ltd.	08/11/2014 - 11/21/2014	3,935,422

Sihuan Pharmaceutical Holdings Group Ltd.	02/23/2015 - 03/04/2015	5,920,476

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2015, the value of these securities amounted to $2,339,297, which represents 0.19% of net assets.

(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2015, the value of these securities amounted to $17,756,797 or 1.48% of net assets.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	27,429,764	621,134,380	(605,895,260)	42,668,884	44,852	42,668,884

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	53

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

54	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Argentina	4,728,923	—	—	4,728,923

Brazil	20,972,074	—	—	20,972,074

China	65,609,943	221,574,927	2,339,297	289,524,167

Czech Republic	—	4,617,825	—	4,617,825

Hong Kong	—	39,511,761	—	39,511,761

India	16,215,707	174,275,322	—	190,491,029

Indonesia	—	52,950,404	—	52,950,404

Malaysia	—	3,543,289	—	3,543,289

Mexico	31,212,173	—	—	31,212,173

Peru	8,725,614	—	—	8,725,614

Philippines	—	41,921,994	—	41,921,994

Russian Federation	3,025,974	31,576,546	—	34,602,520

South Africa	—	64,467,082	—	64,467,082

South Korea	—	138,744,499	—	138,744,499

Taiwan	5,515,624	133,623,737	—	139,139,361

Thailand	—	39,925,697	—	39,925,697

Turkey	—	14,100,959	—	14,100,959

United Arab Emirates	—	6,653,156	—	6,653,156

United Kingdom	—	2,550,395	—	2,550,395

United States	25,396,704	—	—	25,396,704

Total Common Stocks	181,402,736	970,037,593	2,339,297	1,153,779,626

Preferred Stocks

South Korea	—	6,627,863	—	6,627,863

Money Market Funds	—	42,668,884	—	42,668,884

Total Investments	181,402,736	1,019,334,340	2,339,297	1,203,076,373

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	27,429,764	27,429,764	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	55

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Emerging Markets Fund

December 31, 2015

Fair Value Measurements (continued)

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial Assets were transferred from Level 2 to Level 3 due to the utilization of unobservable market inputs. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
—	5,284,283	5,284,283	—

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

56	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Columbia Variable Portfolio – Global Bond Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 30.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AUSTRALIA 1.1%
Woodside Finance Ltd.(b)
03/05/25	3.650%	2,220,000	1,963,399

CANADA 0.7%
BC ULC/New Red Finance, Inc.(b)
01/15/22	4.625%	43,000	43,108
04/01/22	6.000%	36,000	37,080

Cenovus Energy, Inc.
09/15/43	5.200%	350,000	273,976

MDC Partners, Inc.(b)
04/01/20	6.750%	65,000	66,950

NOVA Chemicals Corp.(b)
05/01/25	5.000%	46,000	44,390

Thomson Reuters Corp.
05/23/43	4.500%	525,000	456,624

Valeant Pharmaceuticals International, Inc.(b)
05/15/23	5.875%	120,000	107,100
04/15/25	6.125%	303,000	270,427

Videotron Ltd.(b)
06/15/24	5.375%	56,000	56,280

Total			1,355,935

CHILE 0.2%
Empresa Nacional de Telecomunicaciones SA(b)
08/01/26	4.750%	430,000	402,294

FRANCE 0.1%
Numericable-SFR(b)
05/15/22	6.000%	82,000	79,540

IRELAND 0.1%
AerCap Ireland Capital Ltd./Global Aviation Trust
10/30/20	4.625%	21,000	21,499
10/01/21	5.000%	42,000	43,260

Allegion PLC
09/15/23	5.875%	45,000	45,900

Grifols Worldwide Operations Ltd.
04/01/22	5.250%	61,000	61,305

Total			171,964

ITALY 0.1%
Telecom Italia SpA(b)
05/30/24	5.303%	92,000	90,850

Wind Acquisition Finance SA(b)
07/15/20	4.750%	118,000	116,820

Total			207,670

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
LUXEMBOURG 0.2%
ArcelorMittal(c)
02/25/22	7.250%		20,000	16,225

INEOS Group Holdings SA(b)
02/15/19	5.875%		56,000	54,320

Intelsat Jackson Holdings SA
10/15/20	7.250%		222,000	194,250

Total				264,795

MEXICO 0.7%
Grupo Bimbo SAB de CV(b)
06/27/44	4.875%		1,580,000	1,382,603

NETHERLANDS 0.3%
LYB International Finance BV
03/15/44	4.875%		415,000	378,976

Schaeffler Finance BV(b)
05/15/21	4.250%		75,000	74,437
05/15/21	4.750%		55,000	55,275

Sensata Technologies BV(b)
10/01/25	5.000%		47,000	45,943

UPCB Finance IV Ltd.(b)
01/15/25	5.375%		73,000	68,802

Total				623,433

PERU 0.2%
Union Andina de Cementos SAA(b)
10/30/21	5.875%		400,000	386,000

RUSSIAN FEDERATION 0.2%
Sibur Securities Ltd.(b)
01/31/18	3.914%		463,000	448,893

SUPRA-NATIONAL 2.2%
European Investment Bank
01/14/21	3.500%	SEK	31,000,000	4,129,449

UKRAINE 0.2%
MHP SA(b)
04/02/20	8.250%		397,000	343,405

UNITED KINGDOM 0.7%
Royal Bank of Scotland Group PLC Subordinated
05/28/24	5.125%		91,000	92,197

Sky PLC(b)
11/26/22	3.125%		1,125,000	1,092,174

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	57

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Media Finance PLC(b)
10/15/24	6.000%	39,000	38,902
01/15/25	5.750%	93,000	89,512

Virgin Media Secured Finance PLC(b)
01/15/26	5.250%	7,000	6,808

Total			1,319,593

UNITED STATES 23.6%
ADT Corp. (The)
07/15/22	3.500%	90,000	80,550

AES Corp. (The)
07/01/21	7.375%	61,000	62,220

AMC Entertainment, Inc.
06/15/25	5.750%	9,000	9,045

AMC Networks, Inc.
07/15/21	7.750%	55,000	57,888

APX Group, Inc.
12/01/19	6.375%	116,000	111,070

AT&T, Inc.
06/15/45	4.350%	4,200,000	3,592,978

Acadia Healthcare Co., Inc.
07/01/22	5.125%	55,000	51,425

Activision Blizzard, Inc.(b)
09/15/21	5.625%	163,000	170,742
09/15/23	6.125%	24,000	25,440

Aircastle Ltd.
02/15/22	5.500%	17,000	17,425

Alere, Inc.(b)
07/01/23	6.375%	44,000	41,140

Allegion US Holding Co., Inc.
10/01/21	5.750%	36,000	36,450

Alliance Data Systems Corp.(b)
08/01/22	5.375%	198,000	188,595

Alliant Holdings I LP(b)
08/01/23	8.250%	4,000	3,760

Ally Financial, Inc.
09/30/24	5.125%	70,000	71,662
03/30/25	4.625%	333,000	328,837

Altice US Finance I Corp.(b)
07/15/23	5.375%	39,000	39,098

Altice US Finance II Corp.(b)
07/15/25	7.750%	30,000	27,450

American Axle & Manufacturing, Inc.
03/15/21	6.250%	135,000	139,725

American Builders & Contractors Supply Co., Inc.(b)
04/15/21	5.625%	127,000	128,429

Amsted Industries, Inc.(b)
09/15/24	5.375%	173,000	169,540

Amsurg Corp.
07/15/22	5.625%	48,000	47,520

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ancestry.com, Inc. Junior Subordinated
12/15/20	11.000%	41,000	43,768

Angus Chemical Co.(b)
02/15/23	8.750%	61,000	58,865

Antero Resources Corp.
12/01/22	5.125%	123,000	93,480

Aramark Services, Inc.(b)
01/15/24	5.125%	22,000	22,413

ArcelorMittal(c)
03/01/21	6.500%	63,000	50,708

Asbury Automotive Group, Inc.
12/15/24	6.000%	35,000	36,225

Asbury Automotive Group, Inc.(b)
12/15/24	6.000%	22,000	22,715

Audatex North America, Inc.(b)
11/01/23	6.125%	144,000	144,900

Avis Budget Car Rental LLC/Finance, Inc.(b)
03/15/25	5.250%	123,000	116,542

Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(b)
05/01/21	7.375%	55,000	57,750

Ball Corp.
12/15/20	4.375%	40,000	40,600

Beacon Roofing Supply, Inc.(b)
10/01/23	6.375%	22,000	22,413

Berkshire Hathaway Energy Co.
02/01/45	4.500%	150,000	144,119

Berry Plastics Corp.
05/15/22	5.500%	58,000	57,783
07/15/23	5.125%	63,000	61,268

Berry Plastics Corp.(b)
10/15/22	6.000%	26,000	26,488

Blue Racer Midstream LLC/Finance Corp.(b)
11/15/22	6.125%	96,000	66,240

Boyd Gaming Corp.
05/15/23	6.875%	14,000	14,385

Burlington Northern Santa Fe LLC
04/01/45	4.150%	135,000	122,354

CB Richard Ellis Services, Inc.
03/15/25	5.250%	137,000	138,771

CCO Holdings LLC/Capital Corp.
03/15/21	5.250%	135,000	140,231

CCO Holdings LLC/Capital Corp.(b)
05/01/25	5.375%	55,000	54,725
05/01/27	5.875%	38,000	37,810

CCOH Safari LLC(b)
02/15/26	5.750%	49,000	49,123

CHS/Community Health Systems, Inc.
08/01/21	5.125%	22,000	21,890
02/01/22	6.875%	111,000	105,311

The accompanying Notes to Financial Statements are an integral part of this statement.

58	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIT Group, Inc.
05/15/20	5.375%	102,000	106,845

CSC Holdings LLC
11/15/21	6.750%	95,000	91,200

CVS Health Corp.
07/20/45	5.125%	165,000	173,816

CalAtlantic Group, Inc.
11/15/24	5.875%	34,000	35,530

Calpine Corp.(b)
01/15/22	6.000%	83,000	85,282

Carrizo Oil & Gas, Inc.
04/15/23	6.250%	139,000	112,590

Celanese U.S. Holdings LLC
06/15/21	5.875%	77,000	81,235

Centene Corp.
05/15/22	4.750%	44,000	42,570

CenturyLink, Inc.
04/01/25	5.625%	108,000	91,260

Cequel Communications Holdings I LLC/Capital Corp.(b)
09/15/20	6.375%	89,000	86,997
12/15/21	5.125%	40,000	36,000

Chemours Co. LLC (The)(b)
05/15/23	6.625%	55,000	38,500
05/15/25	7.000%	85,000	58,013

Clear Channel Worldwide Holdings, Inc.
11/15/22	6.500%	81,000	78,975

Columbia Pipeline Group, Inc.(b)
06/01/45	5.800%	595,000	522,340

Concho Resources, Inc.
04/01/23	5.500%	158,000	146,150

Constellation Brands, Inc.
05/01/23	4.250%	44,000	44,000
11/15/24	4.750%	42,000	42,840
12/01/25	4.750%	9,000	9,169

ConvaTec Finance International SA Junior Subordinated PIK(b)
01/15/19	8.250%	37,000	34,410

Corrections Corp. of America
10/15/22	5.000%	23,000	22,885

Crestwood Midstream Partners LP/Finance Corp.(b)
04/01/23	6.250%	31,000	21,623

Crown Castle International Corp.
01/15/23	5.250%	167,000	175,559

CrownRock LP/Finance, Inc.(b)
02/15/23	7.750%	8,000	7,520

CyrusOne LP/Finance Corp.
11/15/22	6.375%	77,000	79,310

D.R. Horton, Inc.
03/01/19	3.750%	43,000	43,000
02/15/20	4.000%	30,000	30,171

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DISH DBS Corp.
06/01/21	6.750%	104,000	104,780
03/15/23	5.000%	76,000	65,930
11/15/24	5.875%	25,000	22,250

DaVita HealthCare Partners, Inc.
05/01/25	5.000%	62,000	59,830

Diamondback Energy, Inc.
10/01/21	7.625%	37,000	37,370

DigitalGlobe, Inc.(b)
02/01/21	5.250%	86,000	72,240

Dollar Tree, Inc.(b)
03/01/23	5.750%	111,000	114,885

Dominion Resources, Inc.
12/01/44	4.700%	750,000	730,687

Duke Energy Corp.
08/15/22	3.050%	1,670,000	1,646,600

E*TRADE Financial Corp.
09/15/23	4.625%	141,000	143,291

ERAC U.S.A. Finance LLC(b)
02/15/45	4.500%	450,000	418,459

Eco Services Operations LLC/Finance Corp.(b)
11/01/22	8.500%	49,000	41,650

Emdeon, Inc.(b)
02/15/21	6.000%	36,000	33,480

Endo Finance LLC/Finco, Inc.(b)
02/01/25	6.000%	59,000	58,115

Energy Transfer Equity LP
01/15/24	5.875%	73,000	59,495
06/01/27	5.500%	174,000	132,240

Enterprise Products Operating LLC
02/15/45	5.100%	300,000	251,291

Equinix, Inc.
01/01/22	5.375%	81,000	83,025
01/15/26	5.875%	55,000	56,650

First Data Corp.(b)
08/15/23	5.375%	70,000	70,350
12/01/23	7.000%	148,000	148,000
01/15/24	5.750%	174,000	171,390

Five Corners Funding Trust(b)
11/15/23	4.419%	1,200,000	1,250,441

Florida East Coast Holdings Corp.(b)
05/01/19	6.750%	30,000	27,450

Fresenius Medical Care U.S. Finance II, Inc.(b)
01/31/22	5.875%	13,000	13,910
10/15/24	4.750%	78,000	76,050

Frontier Communications Corp.
07/01/21	9.250%	50,000	49,125
01/15/25	6.875%	193,000	158,984

Frontier Communications Corp.(b)
09/15/20	8.875%	20,000	20,250
09/15/22	10.500%	25,000	24,906
09/15/25	11.000%	85,000	84,150

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	59

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Group 1 Automotive, Inc.(b)
12/15/23	5.250%	39,000	38,610

HCA, Inc.
05/01/23	5.875%	58,000	59,450
02/01/25	5.375%	423,000	417,712
04/15/25	5.250%	180,000	181,350

HD Supply, Inc.
07/15/20	7.500%	47,000	48,880

HD Supply, Inc.(b)
12/15/21	5.250%	87,000	88,740

HUB International Ltd.(b)
10/01/21	7.875%	161,000	144,900

HealthSouth Corp.(b)
11/01/24	5.750%	21,000	20,029
09/15/25	5.750%	13,000	12,090

Hilton Worldwide Finance LLC/Corp.
10/15/21	5.625%	106,000	109,842

Hologic, Inc.(b)
07/15/22	5.250%	42,000	42,840

Huntington Ingalls Industries, Inc.(b)
12/15/21	5.000%	59,000	60,106

Huntsman International LLC
11/15/20	4.875%	68,000	62,050

IHS, Inc.
11/01/22	5.000%	35,000	35,438

Infor US, Inc.(b)
08/15/20	5.750%	13,000	13,098

International Game Technology PLC(b)
02/15/22	6.250%	68,000	63,580

International Lease Finance Corp.
12/15/20	8.250%	309,000	365,392

Interval Acquisition Corp.(b)
04/15/23	5.625%	63,000	62,528

Jaguar Holding Co. II/Pharmaceutical Product Development LLC(b)
08/01/23	6.375%	99,000	96,525

Jarden Corp.(b)
11/15/23	5.000%	20,000	20,450

Kinder Morgan Energy Partners LP
09/01/22	3.950%	2,697,000	2,347,792
02/15/23	3.450%	785,000	651,912

Kraft Heinz Co. (The)(b)
07/15/45	5.200%	400,000	417,963

LTF Merger Sub, Inc.(b)
06/15/23	8.500%	48,000	45,840

Lamar Media Corp.
01/15/24	5.375%	23,000	23,690

Laredo Petroleum, Inc.
01/15/22	5.625%	102,000	88,740
05/01/22	7.375%	33,000	30,360
03/15/23	6.250%	137,000	119,190

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Financing, Inc.(b)
05/01/25	5.375%	300,000	297,750

Liberty Mutual Group, Inc.(b)
06/15/23	4.250%	1,205,000	1,224,362

LifePoint Health, Inc.
12/01/21	5.500%	43,000	43,753

MEDNAX, Inc.(b)
12/01/23	5.250%	30,000	30,150

MGM Resorts International
10/01/20	6.750%	60,000	61,650
12/15/21	6.625%	52,000	53,235

MPLX LP(b)
02/15/23	5.500%	383,000	335,125
07/15/23	4.500%	29,000	25,946

MSCI, Inc.(b)
11/15/24	5.250%	57,000	57,855
08/15/25	5.750%	68,000	69,700

Mallinckrodt International Finance SA/CB LLC(b)
10/15/23	5.625%	50,000	47,500
04/15/25	5.500%	36,000	33,120

Meritage Homes Corp.
04/01/22	7.000%	103,000	107,892

Molina Healthcare, Inc.(b)
11/15/22	5.375%	58,000	58,000

Molson Coors Brewing Co.
05/01/42	5.000%	585,000	563,356

NCR Corp.
12/15/23	6.375%	36,000	35,460

NRG Energy, Inc.
07/15/22	6.250%	69,000	58,788
05/01/24	6.250%	30,000	25,206

NRG Yield Operating LLC
08/15/24	5.375%	115,000	95,306

National Financial Partners Corp.(b)
07/15/21	9.000%	16,000	14,640

Navient Corp.
06/15/18	8.450%	48,000	50,520
01/15/19	5.500%	60,000	56,100
03/25/24	6.125%	71,000	57,865

Neptune Finco Corp.(b)
10/15/25	6.625%	95,000	98,562
10/15/25	10.875%	81,000	84,847

Netflix, Inc.(b)
02/15/22	5.500%	26,000	26,650
02/15/25	5.875%	179,000	183,475

Nielsen Finance Co. SARL (The)(b)
10/01/21	5.500%	40,000	41,100

Nortek, Inc.
04/15/21	8.500%	69,000	71,594

Northwest Pipeline LLC
06/15/16	7.000%	2,515,000	2,581,507
04/15/17	5.950%	1,105,000	1,141,444

The accompanying Notes to Financial Statements are an integral part of this statement.

60	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oasis Petroleum, Inc.
01/15/23	6.875%	48,000	29,760

OneMain Financial Holdings, Inc.(b)
12/15/19	6.750%	56,000	56,770
12/15/21	7.250%	8,000	8,020

Oracle Corp.
05/15/45	4.125%	590,000	559,429

Outfront Media Capital LLC/Corp.
02/15/24	5.625%	70,000	72,100

PPL Capital Funding, Inc.
06/01/23	3.400%	3,567,000	3,555,357

PQ Corp.(b)
11/01/18	8.750%	236,000	228,472

Pacific Gas & Electric Co.
02/15/44	4.750%	474,000	493,606

Parsley Energy LLC/Finance Corp.(b)
02/15/22	7.500%	156,000	148,980

Penn National Gaming, Inc.
11/01/21	5.875%	45,000	43,650

Penske Automotive Group, Inc.
12/01/24	5.375%	118,000	119,180

Pinnacle Entertainment, Inc.
08/01/21	6.375%	34,000	35,743

Plains All American Pipeline LP/Finance Corp.
01/31/23	2.850%	475,000	391,809
02/15/45	4.900%	957,000	688,255

Plastipak Holdings, Inc.(b)
10/01/21	6.500%	60,000	57,900

Platform Specialty Products Corp.(b)
05/01/21	10.375%	27,000	26,933

Post Holdings, Inc.
02/15/22	7.375%	42,000	43,785

Post Holdings, Inc.(b)
03/15/24	7.750%	52,000	54,470

Provident Funding Associates LP/Finance Corp.(b)
06/15/21	6.750%	112,000	108,360

Qualitytech LP/Finance Corp.
08/01/22	5.875%	84,000	85,680

Quintiles Transnational Corp.(b)
05/15/23	4.875%	42,000	42,210

RSP Permian, Inc.(b)
10/01/22	6.625%	59,000	53,985

Range Resources Corp.
03/15/23	5.000%	49,000	36,505

Regency Energy Partners LP/Finance Corp.
03/01/22	5.875%	156,000	147,040

Reynolds Group Issuer, Inc./LLC
10/15/20	5.750%	120,000	122,063

Rite Aid Corp.(b)
04/01/23	6.125%	60,000	62,100

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Riverbed Technology, Inc.(b)
03/01/23	8.875%	77,000	71,225

Rose Rock Midstream LP/Finance Corp.(b)
11/15/23	5.625%	32,000	22,720

SBA Communications Corp
07/15/22	4.875%	41,000	40,385

SM Energy Co.
06/01/25	5.625%	95,000	62,700

Sabine Pass Liquefaction LLC(b)
03/01/25	5.625%	98,000	82,932

Sally Holdings LLC/Capital, Inc.
12/01/25	5.625%	15,000	15,150

Scientific Games International, Inc.
12/01/22	10.000%	51,000	36,210

Scientific Games International, Inc.(b)
01/01/22	7.000%	180,000	171,900

Scotts Miracle-Gro Co. (The)(b)
10/15/23	6.000%	51,000	53,168

Scripps Networks Interactive, Inc.
06/15/25	3.950%	1,575,000	1,505,714

Serta Simmons Bedding LLC(b)
10/01/20	8.125%	67,000	70,182

Signode Industrial Group Luxembourg SA/US, Inc.(b)
05/01/22	6.375%	43,000	36,550

Spectrum Brands, Inc.
11/15/22	6.625%	54,000	56,970

Spectrum Brands, Inc.(b)
07/15/25	5.750%	228,000	233,700

Springleaf Finance Corp.
12/15/17	6.900%	110,000	113,025
10/01/23	8.250%	52,000	52,390

Springs Industries, Inc.
06/01/21	6.250%	178,000	176,442

Sprint Communications, Inc.(b)
11/15/18	9.000%	353,000	371,532

Sprint Corp.
06/15/24	7.125%	133,000	95,926

Sterigenics-Nordion Holdings LLC(b)
05/15/23	6.500%	48,000	45,840

Surgical Care Affiliates, Inc.(b)
04/01/23	6.000%	28,000	27,300

Synovus Financial Corp.
02/15/19	7.875%	49,000	54,145

T-Mobile USA, Inc.
01/15/22	6.125%	63,000	64,732
04/28/22	6.731%	58,000	60,465
04/01/23	6.625%	18,000	18,360
04/28/23	6.836%	62,000	64,170
01/15/24	6.500%	22,000	22,440
03/01/25	6.375%	103,000	104,030
01/15/26	6.500%	68,000	68,645

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	61

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Talen Energy Supply LLC(b)
06/01/25	6.500%	54,000	35,640

Targa Resources Partners LP/Finance Corp.
05/01/23	5.250%	132,000	106,920
11/15/23	4.250%	123,000	94,710

Targa Resources Partners LP/Finance Corp.(b)
03/15/24	6.750%	52,000	44,330

Teachers Insurance & Annuity Association of America Subordinated(b)
09/15/44	4.900%	700,000	708,690

Tempur Sealy International, Inc.
12/15/20	6.875%	19,000	19,903

Tempur Sealy International, Inc.(b)
10/15/23	5.625%	36,000	36,360

Tenet Healthcare Corp.
10/01/20	6.000%	92,000	96,830
04/01/21	4.500%	29,000	28,275
06/15/23	6.750%	82,000	76,055

Tesoro Logistics LP/Finance Corp.(b)
10/15/19	5.500%	38,000	36,860
10/15/22	6.250%	63,000	59,693

Time Warner Cable, Inc.
09/15/42	4.500%	1,230,000	965,282

Toll Brothers Finance Corp.
11/15/25	4.875%	29,000	28,493

TransDigm, Inc.
10/15/20	5.500%	76,000	73,530

TransDigm, Inc.(b)
05/15/25	6.500%	37,000	35,844

USG Corp.(b)
11/01/21	5.875%	22,000	22,853

United Rentals North America, Inc.
04/15/22	7.625%	68,000	72,672

Universal Health Services, Inc.(b)
08/01/22	4.750%	58,000	58,580

Univision Communications, Inc.(b)
05/15/23	5.125%	75,000	72,187
02/15/25	5.125%	165,000	156,750

VeriSign, Inc.
04/01/25	5.250%	84,000	84,420

Verizon Communications, Inc.
11/01/42	3.850%	935,000	772,374
03/15/55	4.672%	75,000	65,115

WhiteWave Foods Co. (The)
10/01/22	5.375%	75,000	79,312

Whiting Petroleum Corp.
04/01/23	6.250%	147,000	105,840

Windstream Services LLC
10/15/20	7.750%	36,000	30,330

ZF North America Capital, Inc.(b)
04/29/25	4.750%	93,000	88,582

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc.
04/01/23	6.000%	112,000	105,840
05/15/25	6.375%	60,000	55,800

Zebra Technologies Corp.
10/15/22	7.250%	98,000	102,410

iStar, Inc.
07/01/19	5.000%	123,000	119,464

Total			44,489,539

VIRGIN ISLANDS —%
Platform Specialty Products Corp.(b)
02/01/22	6.500%	32,000	27,680

Total Corporate Bonds & Notes
(Cost: $60,653,658)			57,596,192

Residential Mortgage-Backed Securities — Agency 0.1%
UNITED STATES 0.1%
Federal Home Loan Mortgage Corp.
09/01/17	6.500%	5,550	5,617
05/01/18	4.500%	23,287	24,041
04/01/33	6.000%	136,624	156,115

Federal National Mortgage Association
04/01/17	6.500%	9,280	9,391

Total			195,164

Total Residential Mortgage-Backed Securities — Agency
(Cost: $179,024)			195,164

Residential Mortgage-Backed Securities — Non-Agency 1.7%
UNITED STATES 1.7%
Citigroup Mortgage Loan Trust, Inc. CMO Series 2013-2 Class 1A3(b)(c)
11/25/37	2.809%	3,246,085	3,197,503

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $3,298,647)			3,197,503

Commercial Mortgage-Backed Securities — Non-Agency 4.5%
UNITED STATES 4.5%
Banc of America Merrill Lynch Re-Remic Trust Series 2014-FRR7 Class A(b)(c)
10/26/44	2.672%	4,100,000	4,035,765

GS Mortgage Securities Trust Series 2007-GG10 Class AM(c)
08/10/45	5.795%	2,500,000	2,460,931

The accompanying Notes to Financial Statements are an integral part of this statement.

62	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2015

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Rialto Real Estate Fund LP Series 2014-LT5 Class A(b)
05/15/24	2.850%		2,014,428	2,010,658

Total				8,507,354

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $8,619,929)				8,507,354

Asset-Backed Securities — Non-Agency 7.7%
UNITED STATES 7.7%
Centre Point Funding LLC Series 2012-2A Class 1(b)
08/20/21	2.610%		2,725,918	2,708,576

Exeter Automobile Receivables Trust Series 2015-1A Class A(b)
06/17/19	1.600%		1,788,468	1,783,962

New York Mortgage Trust Residential LLC(b)(c)
Series 2013-RP1A Class A
07/25/18	4.250%		746,686	753,956
Series 2013-RP2A Class A
09/25/18	4.600%		716,682	720,956

SBA Tower Trust(b)
04/16/18	2.240%		6,500,000	6,456,750

SpringCastle America Funding LLC Series 2014-AA Class A(b)
05/25/23	2.700%		1,527,093	1,523,719

Westgate Resorts LLC Series 2013-1A Class B(b)
08/20/25	3.750%		638,875	638,039

Total				14,585,958

Total Asset-Backed Securities — Non-Agency
(Cost: $14,686,600)				14,585,958

Inflation-Indexed Bonds(a) 2.9%
ITALY 1.5%
Italy Buoni Poliennali Del Tesoro
09/15/26	3.100%	EUR	1,486,548	2,011,347
09/15/41	2.550%	EUR	652,704	889,157

Total				2,900,504

MEXICO 1.4%
Mexican Udibonos
11/15/40	4.000%	MXN	43,049,400	2,529,325

Total Inflation-Indexed Bonds
(Cost: $6,044,154)				5,429,829

Foreign Government Obligations(a)(d) 35.5%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
ARGENTINA 1.0%
Argentina Bonar Bonds
04/17/17	7.000%		1,815,000	1,862,190

BRAZIL 0.3%
Brazilian Government International Bond
01/07/41	5.625%		606,000	439,350

Petrobras Global Finance BV
01/27/21	5.375%		106,000	78,440

Total				517,790

COLOMBIA 2.4%
Colombia Government International Bond
06/28/27	9.850%	COP	4,910,000,000	1,765,558
09/18/37	7.375%		414,000	456,435
01/18/41	6.125%		402,000	390,104

Empresas Publicas de Medellin ESP(b)
09/10/24	7.625%	COP	7,105,000,000	1,931,325

Total				4,543,422

CROATIA 0.1%
Croatia Government International Bond(b)
01/26/24	6.000%		200,000	208,346

DOMINICAN REPUBLIC 0.7%
Dominican Republic International Bond(b)
04/20/27	8.625%		1,092,000	1,266,720

EL SALVADOR 0.1%
El Salvador Government International Bond(b)
01/24/23	7.750%		252,000	245,700

GEORGIA 0.2%
Georgian Railway JSC(b)
07/11/22	7.750%		463,000	469,945

GHANA 0.3%
Ghana Government International Bond(b)
01/18/26	8.125%		662,000	516,492

GUATEMALA 0.4%
Guatemala Government Bond(b)
06/06/22	5.750%		728,000	762,580

HUNGARY 3.4%
Hungary Government Bond
06/24/25	5.500%	HUF	1,241,000,000	4,995,800

Hungary Government International Bond
03/25/24	5.375%		378,000	414,666

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	63

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2015

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
03/29/41	7.625%		696,000	941,771

Total				6,352,237

INDONESIA 2.5%
Indonesia Government International Bond(b)
05/05/21	4.875%		364,000	376,740
01/15/24	5.875%		1,324,000	1,418,420
01/17/38	7.750%		202,000	236,307

Indonesia Treasury Bond
05/15/16	10.750%	IDR	8,410,000,000	614,642
07/15/22	10.250%	IDR	16,217,000,000	1,251,562
03/15/29	9.000%	IDR	10,000,000,000	725,731

Total				4,623,402

ITALY —%
Italy Buoni Poliennali Del Tesoro
11/01/26	7.250%	EUR	191	321

KAZAKHSTAN 0.1%
KazMunayGas National Co. JSC(b)
07/02/18	9.125%		199,000	218,900

MEXICO 11.3%
Mexican Bonos
12/07/23	8.000%	MXN	12,910,000	838,416
12/05/24	10.000%	MXN	153,720,000	11,228,040
05/31/29	8.500%	MXN	9,430,000	639,728
11/23/34	7.750%	MXN	111,220,000	7,055,618

Mexico Government International Bond
09/27/34	6.750%		104,000	124,800

Petroleos Mexicanos
03/01/18	5.750%		501,000	521,541
01/24/22	4.875%		430,000	413,875
01/18/24	4.875%		563,000	524,997

Total				21,347,015

NETHERLANDS 0.2%
Petrobras Global Finance BV
03/17/24	6.250%		563,000	403,952

PANAMA 0.2%
Ena Norte Trust(b)
04/25/23	4.950%		288,497	295,710

PARAGUAY 0.1%
Republic of Paraguay(b)
08/11/44	6.100%		232,000	224,460

PERU 0.7%
Corporacion Financiera de Desarrollo SA Subordinated(b)(c)
07/15/29	5.250%		200,000	196,500

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Peruvian Government International Bond
08/12/26	8.200%		PEN 3,840,000	1,184,735

Total				1,381,235

PHILIPPINES 0.1%
Power Sector Assets & Liabilities Management Corp.(b)
05/27/19	7.250%		232,000	268,262

PORTUGAL 1.1%
Portugal Obrigacoes do Tesouro OT(b)
10/15/25	2.875%		EUR 1,933,000	2,163,372

ROMANIA 5.2%
Romania Government Bond
02/24/25	4.750%	RON	36,785,000	9,520,276

Romanian Government International Bond(b)
01/22/24	4.875%		232,000	248,240

Total				9,768,516

RUSSIAN FEDERATION 1.2%
Gazprom OAO Via Gaz Capital SA(b)
11/22/16	6.212%		199,000	202,483
03/07/22	6.510%		1,274,000	1,281,644
08/16/37	7.288%		189,000	187,913

Russian Foreign Bond — Eurobond(c)
03/31/30	7.500%		558,110	668,664

Total				2,340,704

SERBIA 0.1%
Serbia International Bond(b)
12/03/18	5.875%		232,000	244,180

SPAIN 1.4%
Spain Government Bond(b)
10/31/25	2.150%	EUR	1,196,000	1,343,378
10/31/44	5.150%	EUR	780,000	1,200,615

Total				2,543,993

TRINIDAD AND TOBAGO 0.9%
Petroleum Co. of Trinidad & Tobago Ltd.(b)
08/14/19	9.750%		1,683,000	1,750,320

TURKEY 1.2%
Export Credit Bank of Turkey(b)
09/23/21	5.000%		463,000	452,582

Turkey Government International Bond
06/05/20	7.000%		440,000	489,568
02/05/25	7.375%		430,000	502,068
03/17/36	6.875%		650,000	727,922

Total				2,172,140

The accompanying Notes to Financial Statements are an integral part of this statement.

64	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2015

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
URUGUAY 0.1%
Uruguay Government International Bond
03/21/36	7.625%	182,000	224,770

ZAMBIA 0.2%
Zambia Government International Bond(b)
04/14/24	8.500%	362,000	287,030

Total Foreign Government Obligations
(Cost: $75,321,554)			67,003,704

Senior Loans 0.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CANADA —%
Concordia Healthcare Corp. Term Loan(c)(e)
10/21/21	5.250%	57,000	54,613

UNITED STATES 0.2%
Microsemi Corp. Tranche B Term Loan(c)(e)(f)
01/17/23	5.250%	66,000	64,713

Rite Aid Corp. Tranche 1 2nd Lien Term Loan(c)(e)
08/21/20	5.750%	182,000	182,091

Riverbed Technology, Inc. Term Loan(c)(e)
04/25/22	6.000%	55,077	54,753

Total			301,557

Total Senior Loans
(Cost: $357,711)			356,170

Options Purchased Puts 0.2%
Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(g)
	13,999,000	2.15	09/09/16	123,806
	13,250,000	2.00	12/02/16	206,860

Total Options Purchased Puts
(Cost: $377,636)				330,666

Money Market Funds 11.8%
			Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(h)(i)			22,170,573	22,170,573

Total Money Market Funds
(Cost: $22,170,573)				22,170,573

Total Investments
(Cost: $191,709,486)				179,373,113

Other Assets & Liabilities, Net				8,969,380

Net Assets				188,342,493

At December 31, 2015, cash totaling $5,467,357 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2015

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Barclays	01/29/2016	1,479,875,000	HUF	5,154,922	USD	58,193	—

Barclays	01/29/2016	384,441,000	MXN	22,270,813	USD	4,162	—

Barclays	01/29/2016	32,929,000	SEK	3,881,581	USD	—	(22,176)

BNP Paribas	01/15/2016	3,586,483,000	JPY	29,508,805	USD	—	(336,487)

BNP Paribas	01/15/2016	5,618,427,000	KRW	4,811,121	USD	24,513	—

BNP Paribas	01/15/2016	29,151,881	USD	3,586,483,000	JPY	693,411	—

Citi	01/15/2016	5,187,000	EUR	5,629,472	USD	—	(8,934)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	65

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2015

Forward Foreign Currency Exchange Contracts Open at December 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Citi	01/29/2016	34,814,000,000	IDR	2,517,263	USD	19,567	—

Citi	01/29/2016	1,117,507	USD	1,558,000	AUD	16,425	—

Citi	01/29/2016	630,273	USD	4,297,000	DKK	—	(4,092)

Credit Suisse	01/15/2016	24,374,422	USD	33,065,000	CAD	—	(477,828)

Credit Suisse	01/29/2016	680,000	EUR	747,084	USD	7,643	—

Credit Suisse	01/29/2016	23,902,912	USD	21,847,000	EUR	—	(146,188)

Deutsche Bank	01/29/2016	41,065,000	RON	9,938,287	USD	61,826	—

HSBC	01/15/2016	453,000	CAD	326,127	USD	—	(1,263)

HSBC	01/15/2016	16,271,000	INR	245,267	USD	—	(282)

HSBC	01/15/2016	13,540,000	SGD	9,616,477	USD	70,575	—

HSBC	01/15/2016	251,798	USD	351,000	CAD	1,875	—

HSBC	01/15/2016	4,706,878	USD	6,452,000	CAD	—	(43,916)

HSBC	01/15/2016	7,693,881	USD	517,375,000	INR	113,925	—

HSBC	01/15/2016	4,727,535	USD	336,175,000	RUB	—	(135,336)

HSBC	01/29/2016	12,150,000,000	COP	3,640,013	USD	—	(177,748)

HSBC	01/29/2016	54,000,000	JPY	448,795	USD	—	(707)

HSBC	01/29/2016	22,546,139	USD	2,726,358,000	JPY	148,368	—

HSBC	01/29/2016	333,644	USD	1,432,000	MYR	—	(1,508)

HSBC	01/29/2016	395,345	USD	6,000,000	ZAR	—	(9,115)

Morgan Stanley	01/29/2016	443,679	USD	1,726,000	PLN	—	(3,926)

Standard Chartered	01/15/2016	7,555,000	MXN	441,234	USD	3,195	—

Standard Chartered	01/15/2016	9,891,717	USD	171,736,000	MXN	65,534	—

Standard Chartered	01/15/2016	9,647,808	USD	161,458,000	MXN	—	(286,476)

Standard Chartered	01/29/2016	4,402,000	PEN	1,292,995	USD	9,195	—

Standard Chartered	01/29/2016	242,582	USD	240,000	CHF	—	(2,713)

Standard Chartered	01/29/2016	6,113,992	USD	4,107,000	GBP	—	(59,024)

Standard Chartered	01/29/2016	234,798	USD	2,060,000	NOK	—	(2,132)

Standard Chartered	01/29/2016	312,159	USD	440,000	SGD	—	(2,109)

State Street	01/15/2016	33,560,000	AUD	23,898,825	USD	—	(543,930)

State Street	01/15/2016	45,639,000	NZD	30,247,162	USD	—	(945,578)

State Street	01/15/2016	60,100,000	PLN	15,517,486	USD	199,919	—

State Street	01/15/2016	2,659,000	PLN	671,835	USD	—	(5,859)

State Street	01/15/2016	15,767,206	USD	62,759,000	PLN	228,054	—

State Street	01/29/2016	1,605,130	USD	2,240,000	CAD	13,803	—

Total						1,740,183	(3,217,327)

The accompanying Notes to Financial Statements are an integral part of this statement.

66	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2015

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
90DAY EURO$ FUTR	591	USD	145,932,675	12/2016	—	(375,865)
90DAY STERLING	764	GBP	139,350,084	12/2016	59,704	—
AUST 10Y BOND FUT	85	AUD	7,859,647	03/2016	944	—
EURO BUXL 30Y BND	60	EUR	9,872,035	03/2016	—	(244,663)
Euro-BTP Future	112	EUR	16,787,068	03/2016	—	(108,571)
LONG GILT FUTURE	80	GBP	13,771,387	03/2016	—	(51,053)
US 10YR NOTE (CBT)	181	USD	22,789,031	03/2016	—	(38,265)
US 2YR NOTE (CBT)	3	USD	651,703	03/2016	—	(1,036)
US LONG BOND (CBT)	22	USD	3,382,500	03/2016	9,421	—
US ULTRA BOND (CBT)	90	USD	14,281,875	03/2016	37,283	—

Total			374,678,005		107,352	(819,453)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
90DAY EURO$ FUTR	(1,183)	USD	(290,500,438)	12/2017	371,395	—
EURO-BUND FUTURE	(131)	EUR	(22,482,158)	03/2016	84,137	—
US 5YR NOTE (CBT)	(153)	USD	(18,103,008)	03/2016	45,185	—

Total			(331,085,604)		500,717	—

Credit Default Swap Contracts Outstanding at December 31, 2015

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Markit CDX Emerging Markets Index, Series 24 Version 2	12/20/2020	1.000	1,960,000	218,592	(220,131)	(599)	—	(2,138)

Barclays	Markit CDX Emerging Markets Index, Series 24 Version 2	12/20/2020	1.000	1,803,200	201,106	(210,322)	(551)	—	(9,767)

Goldman Sachs International	Republic of Colombia	12/20/2020	1.000	9,135,000	554,077	(527,103)	(2,791)	24,183	—

Goldman Sachs International	Republic of South Africa	12/20/2020	1.000	9,350,000	935,035	(591,720)	(2,857)	340,458	—

Goldman Sachs International	Republic of Turkey	12/20/2020	1.000	9,530,000	690,289	(807,189)	(2,912)	—	(119,812)

Total								364,641	(131,717)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	67

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2015

Credit Default Swap Contracts Outstanding at December 31, 2015 (continued)

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	Markit CDX North America Investment Grade Index, Series 25 Version 2	12/20/2020	1.000	0.888	65,850,000	(134,966)	—	20,121	—	(114,845)

Morgan Stanley*	Markit iTraxx Europe Crossover Index, Series 24 Version 2	12/20/2020	5.000	3.196	8,890,000	29,089	—	14,760	43,849	—

Morgan Stanley*	Markit CDX North America High Yield Index, Series 25 Version 2	12/20/2020	5.000	4.760	3,500,000	34,838	—	5,347	40,185	—

Total									84,034	(114,845)

*	Centrally cleared swap contract
**	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swap Contracts Outstanding at December 31, 2015

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	U.S. CPI Urban Consumers NSA	Receive	2.053	11/12/2045	USD	9,000,000	—	—	(6,820)

Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	1.697	7/13/2020	USD	29,900,000	(271)	—	(247,878)

Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	1.959	1/28/2025	USD	52,000,000	(450)	418,733	—

Morgan Stanley*	3-Month CAD LIBOR-BBA	Pay	1.883	12/23/2025	CAD	3,000,000	—	2,005	—

Total								420,738	(254,698)

*	Centrally cleared swap contract

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2015, the value of these securities amounted to $61,359,328 or 32.58% of net assets.

(c)	Variable rate security.

The accompanying Notes to Financial Statements are an integral part of this statement.

68	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2015

Notes to Portfolio of Investments (continued)

(d)	Principal and interest may not be guaranteed by the government.

(e)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(f)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(g)	Purchased swaption contracts outstanding at December 31, 2015:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Receive	2.000	12/6/2021	13,250,000	185,500	206,860

Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Receive	2.150	9/13/2021	13,999,000	192,136	123,806

Total							377,636	330,666

(h)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	31,874,792	733,545,571	(743,249,790)	22,170,573	44,590	22,170,573

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
PIK	Payment-in-Kind

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgits
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peru Nuevos Soles
PLN	Polish Zloty
RON	Romania, New Lei
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	69

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

70	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Global Bond Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	57,596,192	—	57,596,192

Residential Mortgage-Backed Securities — Agency	—	195,164	—	195,164

Residential Mortgage-Backed Securities — Non-Agency	—	3,197,503	—	3,197,503

Commercial Mortgage-Backed Securities — Non-Agency	—	8,507,354	—	8,507,354

Asset-Backed Securities — Non-Agency	—	14,585,958	—	14,585,958

Inflation-Indexed Bonds	—	5,429,829	—	5,429,829

Foreign Government Obligations	—	67,003,704	—	67,003,704

Senior Loans	—	356,170	—	356,170

Options Purchased Puts	—	330,666	—	330,666

Money Market Funds	—	22,170,573	—	22,170,573

Total Investments	—	179,373,113	—	179,373,113

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	1,740,183	—	1,740,183

Futures Contracts	608,069	—	—	608,069

Swap Contracts	—	869,413	—	869,413

Liabilities

Forward Foreign Currency Exchange Contracts	—	(3,217,327)	—	(3,217,327)

Futures Contracts	(819,453)	—	—	(819,453)

Swap Contracts	—	(501,260)	—	(501,260)

Total	(211,384)	178,264,122	—	178,052,738

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	31,874,792	31,874,792	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
2,767,929	—	—	2,767,929

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	71

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 46.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

AEROSPACE & DEFENSE 0.6%
Huntington Ingalls Industries, Inc.(a)
12/15/21	5.000%	1,333,000	1,357,994
11/15/25	5.000%	1,291,000	1,310,365

Lockheed Martin Corp.
09/15/21	3.350%	9,204,000	9,428,872
01/15/26	3.550%	3,680,000	3,692,950
05/15/36	4.500%	1,480,000	1,498,346
05/15/46	4.700%	9,995,000	10,238,588

TransDigm, Inc.
07/15/22	6.000%	665,000	650,038
07/15/24	6.500%	1,707,000	1,697,611

TransDigm, Inc.(a)
05/15/25	6.500%	643,000	622,906

Total			30,497,670

AUTOMOTIVE 2.0%
American Axle & Manufacturing, Inc.
02/15/19	5.125%	158,000	159,580
03/15/21	6.250%	899,000	930,465

Ford Motor Co.
02/01/29	6.375%	4,200,000	4,730,905

Ford Motor Credit Co. LLC
10/05/18	2.551%	15,950,000	15,836,739

Ford Motor Credit Co. LLC(b)
11/08/16	0.794%	14,740,000	14,636,982
03/27/17	1.233%	23,595,000	23,281,446

General Motors Financial Co., Inc.
01/15/19	3.100%	39,181,000	39,124,070

Schaeffler Finance BV(a)
05/15/21	4.250%	1,137,000	1,128,472
05/15/21	4.750%	2,560,000	2,572,800

Schaeffler Holding Finance BV PIK(a)
11/15/19	6.250%	296,000	309,320

Tenneco, Inc.
12/15/24	5.375%	710,000	720,650

ZF North America Capital, Inc.(a)
04/29/22	4.500%	175,000	171,063
04/29/25	4.750%	1,526,000	1,453,515

Total			105,056,007

BANKING 9.6%
Ally Financial, Inc.
05/19/22	4.625%	379,000	380,895
09/30/24	5.125%	7,821,000	8,006,749
03/30/25	4.625%	197,000	194,538
Subordinated
11/20/25	5.750%	614,000	621,675

BNP Paribas SA Junior Subordinated(a)(b)
12/31/49	7.375%	5,195,000	5,331,369

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Bank of America Corp.
01/11/23	3.300%	6,662,000	6,557,573
Subordinated
05/02/17	5.700%	8,035,000	8,379,509
01/22/25	4.000%	2,685,000	2,628,422
04/21/25	3.950%	2,590,000	2,522,062

Bank of New York Mellon Corp. (The)
05/15/19	5.450%	5,275,000	5,822,540

Bank of New York Mellon Corp. (The)(b) Junior Subordinated
12/29/49	4.500%	12,515,000	11,419,938

Barclays Bank PLC Subordinated
09/11/24	4.375%	3,515,000	3,437,870

Barclays Bank PLC(b) Junior Subordinated
12/31/49	6.625%	6,753,000	6,676,489

Capital One Bank USA NA Subordinated
02/15/23	3.375%	4,145,000	4,056,202

Citigroup, Inc. Subordinated
08/25/36	6.125%	2,950,000	3,353,914

Citigroup, Inc.(b)
08/14/17	0.852%	16,060,000	15,979,877

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Junior Subordinated(a)(b)
12/31/49	11.000%	7,270,000	8,974,815

Discover Financial Services
04/27/22	5.200%	5,900,000	6,309,112
11/21/22	3.850%	13,604,000	13,479,891

Fifth Third Bancorp Junior Subordinated(b)
12/31/49	5.100%	21,606,000	19,337,370

First Horizon National Corp.
12/15/20	3.500%	6,621,000	6,563,503

HBOS PLC Subordinated(a)
05/21/18	6.750%	15,545,000	16,954,216

HSBC Holdings PLC Junior Subordinated(b)
12/31/49	6.375%	14,297,000	14,279,129

JPMorgan Chase & Co.(b)
12/29/49	6.000%	5,075,000	5,067,915
Junior Subordinated
12/31/49	6.100%	19,015,000	19,157,612

JPMorgan Chase Bank NA Subordinated(b)
06/13/16	0.832%	20,035,000	20,005,228

JPMorgan Chase Capital XXI Junior Subordinated(b)
02/02/37	1.279%	31,683,000	24,950,362

The accompanying Notes to Financial Statements are an integral part of this statement.

72	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

KeyCorp Capital I Junior Subordinated(b)
07/01/28	1.352%	14,568,000	11,943,816

Lloyds Bank PLC
05/14/18	1.750%	20,010,000	19,966,798

Lloyds Banking Group PLC Subordinated(a)
12/10/25	4.582%	40,359,000	40,480,557

M&T Bank Corp. Junior Subordinated
12/31/49	6.875%	14,200,000	14,200,000

Mellon Capital IV Junior Subordinated(b)
06/29/49	4.000%	1,625,000	1,252,274

PNC Bank NA
06/01/25	3.250%	4,870,000	4,829,053

Rabobank Capital Funding Trust III Junior Subordinated(a)(b)
12/31/49	5.254%	18,525,000	18,826,031

Royal Bank of Scotland Group PLC Subordinated
05/28/24	5.125%	999,000	1,012,142

Royal Bank of Scotland Group PLC(b) Junior Subordinated
12/31/49	8.000%	19,013,000	20,106,247

Santander Issuances SAU Subordinated
11/19/25	5.179%	19,750,000	19,450,748

Santander UK Group Holdings PLC(a) Subordinated
09/15/25	4.750%	23,404,000	23,095,231
09/15/45	5.625%	10,691,000	10,680,309

State Street Capital Trust IV Junior Subordinated(b)
06/15/37	1.512%	4,179,000	3,416,333

State Street Corp. Junior Subordinated
03/15/18	4.956%	15,100,000	15,842,965

Synchrony Financial
01/15/19	2.600%	7,747,000	7,719,165

Synovus Financial Corp.
02/15/19	7.875%	342,000	377,910

Synovus Financial Corp.(b) Subordinated
12/15/25	5.750%	17,815,000	18,171,300

U.S. Bancorp Subordinated
07/15/22	2.950%	7,245,000	7,203,283

Wells Fargo & Co. Junior Subordinated(b)
12/31/49	5.900%	18,322,000	18,482,317

Total			497,505,254

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

BROKERAGE/ASSET MANAGERS/EXCHANGES 0.1%
E*TRADE Financial Corp.
11/15/22	5.375%	291,000	304,823
09/15/23	4.625%	4,929,000	5,009,096

National Financial Partners Corp.(a)
07/15/21	9.000%	148,000	135,420

Total			5,449,339

BUILDING MATERIALS 0.3%
Allegion PLC
09/15/23	5.875%	1,090,000	1,111,800

Allegion US Holding Co., Inc.
10/01/21	5.750%	149,000	150,863

American Builders & Contractors Supply Co., Inc.(a)
04/15/21	5.625%	2,469,000	2,496,776
12/15/23	5.750%	304,000	306,280

Beacon Roofing Supply, Inc.(a)
10/01/23	6.375%	1,454,000	1,481,262

Gibraltar Industries, Inc.
02/01/21	6.250%	303,000	308,302

HD Supply, Inc.
07/15/20	7.500%	1,278,000	1,329,120
07/15/20	11.500%	2,250,000	2,491,875

HD Supply, Inc.(a)
12/15/21	5.250%	3,240,000	3,304,800

Masco Corp.
04/01/25	4.450%	804,000	787,920

Nortek, Inc.
04/15/21	8.500%	783,000	812,441

RSI Home Products, Inc.(a)
03/15/23	6.500%	399,000	410,970

USG Corp.(a)
11/01/21	5.875%	109,000	113,224

Total			15,105,633

CABLE AND SATELLITE 0.8%
Altice US Finance I Corp.(a)
07/15/23	5.375%	1,226,000	1,229,065

CCO Holdings LLC/Capital Corp.
01/31/22	6.625%	443,000	466,811
09/30/22	5.250%	1,052,000	1,062,520

CCO Holdings LLC/Capital Corp.(a)
05/01/23	5.125%	661,000	661,000
05/01/25	5.375%	2,234,000	2,222,830
05/01/27	5.875%	1,878,000	1,868,610

CCOH Safari LLC(a)
02/15/26	5.750%	341,000	341,853

CSC Holdings LLC
06/01/24	5.250%	1,982,000	1,739,205

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	73

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Cable One, Inc.(a)
06/15/22	5.750%	232,000	230,840

Cequel Communications Holdings I LLC/Capital Corp.(a)
12/15/21	5.125%	386,000	347,400
12/15/21	5.125%	2,592,000	2,332,800

DISH DBS Corp.
06/01/21	6.750%	3,405,000	3,430,537
11/15/24	5.875%	210,000	186,900

DigitalGlobe, Inc.(a)
02/01/21	5.250%	1,403,000	1,178,520

Hughes Satellite Systems Corp.
06/15/19	6.500%	183,000	197,183

Intelsat Jackson Holdings SA
10/15/20	7.250%	821,000	718,375
04/01/21	7.500%	730,000	635,100
08/01/23	5.500%	1,960,000	1,538,600

Intelsat Luxembourg SA
06/01/21	7.750%	340,000	158,950
06/01/23	8.125%	149,000	67,423

Neptune Finco Corp.(a)
01/15/23	10.125%	211,000	219,968
10/15/25	6.625%	2,851,000	2,957,912
10/15/25	10.875%	3,549,000	3,717,577

Sirius XM Radio, Inc.(a)
04/15/25	5.375%	1,264,000	1,268,740

UPCB Finance IV Ltd.(a)
01/15/25	5.375%	1,983,000	1,868,978

Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/23	5.500%	3,395,000	3,386,512
01/15/25	5.000%	529,000	505,195

Videotron Ltd.
07/15/22	5.000%	2,663,000	2,663,000

Virgin Media Finance PLC(a)
10/15/24	6.000%	200,000	199,500
01/15/25	5.750%	3,839,000	3,695,037

Virgin Media Secured Finance PLC(a)
01/15/26	5.250%	1,164,000	1,131,990

Total			42,228,931

CHEMICALS 0.4%
Angus Chemical Co.(a)
02/15/23	8.750%	1,265,000	1,220,725

Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(a)
05/01/21	7.375%	583,000	612,150

Celanese U.S. Holdings LLC
06/15/21	5.875%	2,808,000	2,962,440

Chemours Co. LLC (The)(a)
05/15/23	6.625%	1,961,000	1,372,700
05/15/25	7.000%	1,549,000	1,057,192

Eco Services Operations LLC/Finance Corp.(a)
11/01/22	8.500%	604,000	513,400

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Huntsman International LLC(a)
11/15/22	5.125%	478,000	430,200

INEOS Group Holdings SA(a)
08/15/18	6.125%	63,000	62,370
02/15/19	5.875%	1,279,000	1,240,630

NOVA Chemicals Corp.(a)
08/01/23	5.250%	171,000	169,290
05/01/25	5.000%	2,042,000	1,970,530

PQ Corp.(a)
11/01/18	8.750%	3,646,000	3,529,693

Platform Specialty Products Corp.(a)
05/01/21	10.375%	455,000	453,863
02/01/22	6.500%	1,025,000	886,625

WR Grace & Co.(a)
10/01/21	5.125%	603,000	609,030
10/01/24	5.625%	1,243,000	1,255,430

Total			18,346,268

CONSTRUCTION MACHINERY 0.2%
John Deere Capital Corp.(b)
01/16/18	0.607%	10,355,000	10,316,624

United Rentals North America, Inc.
04/15/22	7.625%	288,000	307,786
06/15/23	6.125%	295,000	301,638

Total			10,926,048

CONSUMER CYCLICAL SERVICES 0.2%
ADT Corp. (The)
07/15/22	3.500%	1,343,000	1,201,985

APX Group, Inc.
12/01/19	6.375%	2,554,000	2,445,455
12/01/20	8.750%	559,000	454,188

Corrections Corp. of America
10/15/22	5.000%	201,000	199,995

IHS, Inc.
11/01/22	5.000%	1,922,000	1,946,025

Interval Acquisition Corp.(a)
04/15/23	5.625%	1,473,000	1,461,952

Monitronics International, Inc.
04/01/20	9.125%	290,000	229,825

Service Corp. International
10/01/18	7.625%	960,000	1,071,600

Total			9,011,025

CONSUMER PRODUCTS 0.3%
Jarden Corp.(a)
11/15/23	5.000%	1,243,000	1,270,968

Scotts Miracle-Gro Co. (The)(a)
10/15/23	6.000%	2,357,000	2,457,172

The accompanying Notes to Financial Statements are an integral part of this statement.

74	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Serta Simmons Bedding LLC(a)
10/01/20	8.125%	2,369,000	2,481,527

Spectrum Brands, Inc.
11/15/20	6.375%	247,000	260,585
11/15/22	6.625%	2,434,000	2,567,870

Spectrum Brands, Inc.(a)
07/15/25	5.750%	1,883,000	1,930,075

Springs Industries, Inc.
06/01/21	6.250%	1,092,000	1,082,445

Tempur Sealy International, Inc.
12/15/20	6.875%	359,000	376,053

Tempur Sealy International, Inc.(a)
10/15/23	5.625%	2,412,000	2,436,120

Total			14,862,815

DIVERSIFIED MANUFACTURING 2.5%
Amsted Industries, Inc.(a)
03/15/22	5.000%	333,000	333,000

Entegris, Inc.(a)
04/01/22	6.000%	1,736,000	1,757,700

GE Capital Trust I Subordinated(b)
11/15/67	6.375%	13,890,000	14,436,919

General Electric Capital Corp. Subordinated(b)
11/15/67	6.375%	35,450,000	37,020,435

General Electric Co.
10/09/42	4.125%	6,775,000	6,617,732
03/11/44	4.500%	2,030,000	2,089,138

General Electric Co.(b) Junior Subordinated
12/31/49	4.000%	814,000	814,000
12/31/49	4.100%	2,498,050	2,491,805
12/31/49	4.200%	63,953,196	63,633,430

Total			129,194,159

ELECTRIC 3.9%
AES Corp. (The)
07/01/21	7.375%	757,000	772,140

Alabama Power Co.
04/01/25	2.800%	4,655,000	4,491,535
01/15/42	4.100%	1,068,000	1,015,598
03/01/45	3.750%	5,595,000	5,026,794

Arizona Public Service Co.
11/15/45	4.350%	6,460,000	6,535,265

CMS Energy Corp.
02/15/18	5.050%	9,879,000	10,439,693

Calpine Corp.
01/15/23	5.375%	2,625,000	2,355,938

Commonwealth Edison Co.
11/15/45	4.350%	7,275,000	7,322,826

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Dominion Resources, Inc.
10/01/25	3.900%	9,217,000	9,226,586

Duke Energy Ohio, Inc.
09/01/23	3.800%	1,136,000	1,186,085

Duke Energy Progress LLC
03/30/44	4.375%	3,020,000	3,067,586

Duke Energy Progress, Inc.
08/15/45	4.200%	10,680,000	10,522,288

Exelon Corp.(a)
06/15/25	3.950%	6,633,000	6,624,178

Florida Power & Light Co.
12/01/25	3.125%	11,310,000	11,330,607

Georgia Power Co.
09/01/40	4.750%	2,945,000	2,868,457

MidAmerican Energy Co.
10/15/24	3.500%	4,955,000	5,063,802

NRG Energy, Inc.
07/15/22	6.250%	2,692,000	2,293,584
05/01/24	6.250%	159,000	133,592

NRG Yield Operating LLC
08/15/24	5.375%	3,282,000	2,719,957

Nevada Power Co.
05/15/18	6.500%	4,500,000	5,012,113

Niagara Mohawk Power Corp.(a)
10/01/24	3.508%	5,700,000	5,721,814

Oncor Electric Delivery Co. LLC
04/01/25	2.950%	15,090,000	14,177,478
04/01/45	3.750%	4,735,000	3,935,410

PPL Capital Funding, Inc.
06/01/18	1.900%	7,230,000	7,162,226
06/15/22	4.200%	4,185,000	4,354,706
12/01/22	3.500%	4,825,000	4,860,792
06/01/23	3.400%	14,016,000	13,970,252

Pacific Gas & Electric Co.
06/15/23	3.250%	6,396,000	6,411,152
03/01/34	6.050%	3,380,000	3,982,451

Public Service Electric & Gas Co.
11/01/45	4.150%	7,200,000	7,128,936

Sierra Pacific Power Co.
05/15/16	6.000%	7,522,000	7,654,432

Southern California Edison Co.
09/01/40	4.500%	3,262,000	3,402,256

Talen Energy Supply LLC(a)
06/01/25	6.500%	1,110,000	732,600

Toledo Edison Co. (The)
05/15/37	6.150%	7,670,000	8,633,651

TransAlta Corp.
06/03/17	1.900%	10,780,000	10,469,471

Total			200,606,251

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	75

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

FINANCE COMPANIES 1.2%
AerCap Ireland Capital Ltd./Global Aviation Trust
10/30/20	4.625%	326,000	333,743
05/15/21	4.500%	2,131,000	2,165,629
10/01/21	5.000%	8,910,000	9,177,300

Aircastle Ltd.
03/15/21	5.125%	605,000	621,637
02/15/22	5.500%	1,174,000	1,203,350

CIT Group, Inc.
05/15/20	5.375%	3,780,000	3,959,550

CIT Group, Inc.(a)
02/15/19	5.500%	866,000	903,887

HSBC Finance Corp. Subordinated
01/15/21	6.676%	14,546,000	16,694,095

International Lease Finance Corp.
12/15/20	8.250%	433,000	512,023

Navient Corp.
06/15/18	8.450%	2,465,000	2,594,412
01/15/19	5.500%	1,443,000	1,349,205
10/26/20	5.000%	41,000	35,978
01/25/22	7.250%	145,000	135,575
03/25/24	6.125%	182,000	148,330

OneMain Financial Holdings, Inc.(a)
12/15/19	6.750%	227,000	230,121
12/15/21	7.250%	2,241,000	2,246,602

Provident Funding Associates LP/Finance Corp.(a)
06/15/21	6.750%	1,200,000	1,161,000

Quicken Loans, Inc.(a)
05/01/25	5.750%	513,000	488,633

Springleaf Finance Corp.
06/01/20	6.000%	360,000	342,000
10/01/21	7.750%	1,008,000	992,880
10/01/23	8.250%	948,000	955,110

Visa, Inc.
12/14/25	3.150%	6,115,000	6,122,558
12/14/45	4.300%	8,950,000	9,080,303

iStar, Inc.
07/01/19	5.000%	1,296,000	1,258,740

Total			62,712,661

FOOD AND BEVERAGE 1.2%
Aramark Services, Inc.
03/15/20	5.750%	1,050,000	1,086,094

Aramark Services, Inc.(a)
01/15/24	5.125%	557,000	567,444

B&G Foods, Inc.
06/01/21	4.625%	305,000	301,950

ConAgra Foods, Inc.
08/15/39	6.625%	19,572,000	21,089,026
01/25/43	4.650%	2,535,000	2,261,268

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Constellation Brands, Inc.
11/15/19	3.875%	221,000	227,077
11/15/24	4.750%	4,759,000	4,854,180
12/01/25	4.750%	86,000	87,612

Diamond Foods, Inc.(a)
03/15/19	7.000%	916,000	945,770

Molson Coors Brewing Co.
05/01/17	2.000%	19,390,000	19,394,460
05/01/42	5.000%	9,260,000	8,917,399

Post Holdings, Inc.
02/15/22	7.375%	79,000	82,357

Post Holdings, Inc.(a)
03/15/24	7.750%	2,350,000	2,461,625

WhiteWave Foods Co. (The)
10/01/22	5.375%	1,274,000	1,347,255

Total			63,623,517

GAMING 0.3%
Boyd Gaming Corp.
05/15/23	6.875%	292,000	300,030

GLP Capital LP/Financing II, Inc.
11/01/18	4.375%	1,440,000	1,425,600
11/01/20	4.875%	420,000	411,600
11/01/23	5.375%	1,219,000	1,188,525

International Game Technology PLC(a)
02/15/22	6.250%	1,798,000	1,681,130
02/15/25	6.500%	269,000	236,048

MGM Resorts International
03/01/18	11.375%	1,732,000	1,984,214
10/01/20	6.750%	234,000	240,435
12/15/21	6.625%	394,000	403,357
03/15/23	6.000%	1,495,000	1,483,787

Pinnacle Entertainment, Inc.
08/01/21	6.375%	278,000	292,248

Scientific Games International, Inc.
12/01/22	10.000%	982,000	697,220

Scientific Games International, Inc.(a)
01/01/22	7.000%	3,975,000	3,796,125

Seminole Tribe of Florida, Inc.(a)
10/01/20	6.535%	416,000	432,640

SugarHouse HSP Gaming LP/Finance Corp.(a)
06/01/21	6.375%	340,000	316,200

Tunica-Biloxi Gaming Authority(a)(c)
05/15/16	0.000%	177,000	90,270

Total			14,979,429

HEALTH CARE 1.5%
Acadia Healthcare Co., Inc.
07/01/22	5.125%	220,000	205,700
02/15/23	5.625%	107,000	101,115

The accompanying Notes to Financial Statements are an integral part of this statement.

76	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Alere, Inc.(a)
07/01/23	6.375%	1,220,000	1,140,700

Amsurg Corp.
07/15/22	5.625%	1,510,000	1,494,900

Becton Dickinson and Co.
05/15/24	3.875%	2,860,000	2,897,097
12/15/44	4.685%	2,160,000	2,179,248

CHS/Community Health Systems, Inc.
08/01/21	5.125%	1,503,000	1,495,485
02/01/22	6.875%	1,800,000	1,707,750

ConvaTec Finance International SA Junior Subordinated PIK(a)
01/15/19	8.250%	1,020,000	948,600

Covidien International Finance SA
06/15/23	2.950%	7,782,000	7,658,554

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	510,000	525,300
07/15/24	5.125%	3,484,000	3,484,000
05/01/25	5.000%	214,000	206,510

Emdeon, Inc.
12/31/19	11.000%	577,000	605,850

Emdeon, Inc.(a)
02/15/21	6.000%	1,303,000	1,211,790

ExamWorks Group, Inc.
04/15/23	5.625%	1,235,000	1,228,825

Fresenius Medical Care U.S. Finance II, Inc.(a)
09/15/18	6.500%	223,000	245,304
07/31/19	5.625%	479,000	516,123
01/31/22	5.875%	1,713,000	1,832,910
10/15/24	4.750%	1,021,000	995,475

HCA, Inc.
02/15/22	7.500%	1,207,000	1,336,753
02/01/25	5.375%	5,359,000	5,292,012
04/15/25	5.250%	5,835,000	5,878,762

HealthSouth Corp.
11/01/24	5.750%	500,000	476,875

HealthSouth Corp.(a)
11/01/24	5.750%	187,000	178,351
09/15/25	5.750%	110,000	102,300

Hologic, Inc.(a)
07/15/22	5.250%	1,931,000	1,969,620

Kinetic Concepts, Inc./KCI U.S.A., Inc.
11/01/18	10.500%	385,000	375,375

LifePoint Health, Inc.
12/01/21	5.500%	1,448,000	1,473,340

MEDNAX, Inc.(a)
12/01/23	5.250%	751,000	754,755

MPH Acquisition Holdings LLC(a)
04/01/22	6.625%	2,479,000	2,485,198

Memorial Sloan-Kettering Cancer Center
07/01/52	4.125%	15,770,000	14,723,219

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Molina Healthcare, Inc.(a)
11/15/22	5.375%	2,473,000	2,473,000

Sterigenics-Nordion Holdings LLC(a)
05/15/23	6.500%	2,472,000	2,360,760

Surgical Care Affiliates, Inc.(a)
04/01/23	6.000%	768,000	748,800

Tenet Healthcare Corp.
06/01/20	4.750%	1,338,000	1,344,690
10/01/20	6.000%	157,000	165,243
04/01/21	4.500%	2,274,000	2,217,150
04/01/22	8.125%	2,633,000	2,626,417
06/15/23	6.750%	292,000	270,830

Total			77,934,686

HEALTHCARE INSURANCE —%
Centene Corp.
05/15/22	4.750%	2,526,000	2,443,905

HOME CONSTRUCTION 0.2%
CalAtlantic Group, Inc.
12/15/21	6.250%	386,000	412,055
11/15/24	5.875%	1,221,000	1,275,945

D.R. Horton, Inc.
09/15/22	4.375%	520,000	516,750
08/15/23	5.750%	1,960,000	2,089,360

Meritage Homes Corp.
03/01/18	4.500%	198,000	198,000
04/01/22	7.000%	1,214,000	1,271,665
06/01/25	6.000%	1,500,000	1,496,250

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/23	5.875%	621,000	611,685
03/01/24	5.625%	154,000	147,840

Toll Brothers Finance Corp.
11/15/25	4.875%	482,000	473,565

Total			8,493,115

INDEPENDENT ENERGY 1.6%
Anadarko Petroleum Corp.
07/15/24	3.450%	3,044,000	2,704,119

Antero Resources Corp.(a)
06/01/23	5.625%	431,000	336,180

Canadian Natural Resources Ltd.
11/15/21	3.450%	3,048,000	2,872,368
04/15/24	3.800%	1,050,000	926,969
02/01/25	3.900%	2,295,000	2,002,397
03/15/38	6.250%	1,499,000	1,364,363

Carrizo Oil & Gas, Inc.
04/15/23	6.250%	3,295,000	2,668,950

Cimarex Energy Co.
06/01/24	4.375%	11,660,000	10,344,169

Concho Resources, Inc.
04/01/23	5.500%	5,039,000	4,661,075

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	77

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Continental Resources, Inc.
06/01/24	3.800%	8,315,000	5,857,311

CrownRock LP/Finance, Inc.(a)
04/15/21	7.125%	450,000	421,875
02/15/23	7.750%	1,741,000	1,636,540

Diamondback Energy, Inc.
10/01/21	7.625%	583,000	588,830

Kerr-McGee Corp.
07/01/24	6.950%	8,549,000	9,184,225

Laredo Petroleum, Inc.
01/15/22	5.625%	305,000	265,350
05/01/22	7.375%	422,000	388,240
03/15/23	6.250%	4,428,000	3,852,360

Noble Energy, Inc.
11/15/24	3.900%	8,510,000	7,574,087
11/15/44	5.050%	3,391,000	2,737,897

Oasis Petroleum, Inc.
11/01/21	6.500%	1,075,000	712,187
01/15/23	6.875%	1,856,000	1,150,720

Parsley Energy LLC/Finance Corp.(a)
02/15/22	7.500%	1,769,000	1,689,395

RSP Permian, Inc.
10/01/22	6.625%	2,552,000	2,347,840

Range Resources Corp.(a)
05/15/25	4.875%	500,000	380,000

Ras Laffan Liquefied Natural Gas Co., Ltd. II(a)
09/30/20	5.298%	1,706,575	1,810,454

SM Energy Co.
11/15/22	6.125%	504,000	370,440
06/01/25	5.625%	170,000	112,200

Whiting Petroleum Corp.
03/15/21	5.750%	918,000	669,222
04/01/23	6.250%	1,891,000	1,361,520

Woodside Finance Ltd.(a)
03/05/25	3.650%	11,393,000	10,076,129

Total			81,067,412

INTEGRATED ENERGY 0.8%
BG Energy Capital PLC Subordinated(b)
11/30/72	6.500%	1,638,000	1,728,013

BP Capital Markets PLC
03/17/22	3.062%	13,780,000	13,502,788
02/10/24	3.814%	2,468,000	2,466,712

Cenovus Energy, Inc.
11/15/39	6.750%	10,939,000	10,401,742

Chevron Corp.
12/05/22	2.355%	6,740,000	6,435,965

Shell International Finance BV
11/10/18	1.625%	4,330,000	4,306,120

Total			38,841,340

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

LEISURE —%
AMC Entertainment, Inc.
06/15/25	5.750%	425,000	427,125

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	675,000	695,250

LTF Merger Sub, Inc.(a)
06/15/23	8.500%	774,000	739,170

Total			1,861,545

LIFE INSURANCE 2.0%
American International Group, Inc.
02/15/24	4.125%	6,215,000	6,382,252

Five Corners Funding Trust(a)
11/15/23	4.419%	5,345,000	5,569,672

Massachusetts Mutual Life Insurance Co. Subordinated(a)
04/15/65	4.500%	2,355,000	2,093,564

MetLife Capital Trust X Junior Subordinated(a)(b)
04/08/38	9.250%	21,202,000	29,258,760

MetLife, Inc.
11/13/25	3.600%	10,220,000	10,291,796
05/13/46	4.600%	10,935,000	11,007,324
Junior Subordinated
08/01/39	10.750%	16,494,000	25,833,727

Peachtree Corners Funding Trust(a)
02/15/25	3.976%	11,055,000	10,975,172

Prudential Financial, Inc.
12/01/17	6.000%	755,000	810,735

Teachers Insurance & Annuity Association of America Subordinated(a)
09/15/44	4.900%	3,375,000	3,416,897

Total			105,639,899

LODGING 0.1%
Choice Hotels International, Inc.
07/01/22	5.750%	2,308,000	2,469,560

Hilton Worldwide Finance LLC/Corp.
10/15/21	5.625%	2,647,000	2,742,954

Playa Resorts Holding BV(a)
08/15/20	8.000%	1,519,000	1,541,785

RHP Hotel Properties LP/Finance Corp.
04/15/23	5.000%	677,000	677,000

Total			7,431,299

MEDIA AND ENTERTAINMENT 0.8%
AMC Networks, Inc.
12/15/22	4.750%	2,016,000	2,016,000

Activision Blizzard, Inc.(a)
09/15/21	5.625%	702,000	735,345

The accompanying Notes to Financial Statements are an integral part of this statement.

78	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

09/15/23	6.125%	2,789,000	2,956,340

Clear Channel Worldwide Holdings, Inc.
11/15/22	6.500%	1,908,000	1,860,300

MDC Partners, Inc.(a)
04/01/20	6.750%	2,453,000	2,526,590

Netflix, Inc.(a)
02/15/22	5.500%	2,161,000	2,215,025
02/15/25	5.875%	2,656,000	2,722,400

Nielsen Finance Co. SARL (The)(a)
10/01/21	5.500%	424,000	435,660

Outfront Media Capital LLC/Corp.
02/15/22	5.250%	630,000	644,962
03/15/25	5.875%	2,447,000	2,483,705

Outfront Media Capital LLC/Corp.(a)
02/15/24	5.625%	36,000	36,900

Scripps Networks Interactive, Inc.
06/15/22	3.500%	19,802,000	19,052,752

Univision Communications, Inc.(a)
05/15/23	5.125%	665,000	640,063
02/15/25	5.125%	4,465,000	4,241,750

Total			42,567,792

METALS 0.7%
ArcelorMittal(b)
03/01/21	6.500%	610,000	490,983
02/25/22	7.250%	317,000	257,166
03/01/41	7.750%	2,594,000	1,754,192

BHP Billiton Finance USA Ltd. Junior Subordinated(a)(b)
10/19/75	6.750%	11,655,000	11,247,075

Glencore Finance Canada Ltd.(a)
11/15/16	5.800%	9,715,000	9,678,569

Glencore Funding LLC(a)
05/27/16	1.700%	3,895,000	3,856,050

Teck Resources Ltd.
02/01/18	2.500%	6,436,000	4,891,360

Vale Overseas Ltd.
01/11/22	4.375%	3,235,000	2,448,342

Total			34,623,737

MIDSTREAM 2.0%
Blue Racer Midstream LLC/Finance Corp.(a)
11/15/22	6.125%	843,000	581,670

Columbia Pipeline Group, Inc.(a)
06/01/25	4.500%	14,837,000	13,445,883
06/01/45	5.800%	2,235,000	1,962,066

Crestwood Midstream Partners LP/Finance Corp.(a)
04/01/23	6.250%	555,000	387,113

Energy Transfer Equity LP
01/15/24	5.875%	702,000	572,130
06/01/27	5.500%	6,177,000	4,694,520

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Kinder Morgan Energy Partners LP
02/01/19	2.650%	3,473,000	3,210,698
03/01/21	3.500%	8,512,000	7,617,193
09/01/23	3.500%	8,942,000	7,413,946

Kinder Morgan, Inc.
12/01/17	2.000%	9,934,000	9,571,339
06/01/45	5.550%	7,635,000	5,960,110
02/15/46	5.050%	6,325,000	4,690,696

MPLX LP(a)
02/15/23	5.500%	449,000	392,875
07/15/23	4.500%	760,000	679,972
12/01/24	4.875%	3,989,000	3,580,127

Plains All American Pipeline LP/Finance Corp.
10/15/25	4.650%	17,421,000	15,207,679

Rose Rock Midstream LP/Finance Corp.(a)
11/15/23	5.625%	333,000	236,430

Sabine Pass Liquefaction LLC(a)
03/01/25	5.625%	3,132,000	2,650,455

Southern Natural Gas Co. LLC
03/01/32	8.000%	4,458,000	4,377,685

Targa Resources Partners LP/Finance Corp.
11/15/19	4.125%	154,000	128,205
05/01/23	5.250%	14,000	11,340
11/15/23	4.250%	2,181,000	1,679,370

Targa Resources Partners LP/Finance Corp.(a)
01/15/18	5.000%	463,000	428,275
03/15/24	6.750%	2,602,000	2,218,205

Tesoro Logistics LP/Finance Corp.(a)
10/15/19	5.500%	60,000	58,200
10/15/22	6.250%	2,227,000	2,110,083

Williams Companies, Inc. (The)
01/15/23	3.700%	12,201,000	8,428,012
06/24/24	4.550%	2,369,000	1,645,460

Williams Partners LP/ACMP Finance Corp.
05/15/23	4.875%	559,000	453,162

Total			104,392,899

NATURAL GAS 1.0%
NiSource Finance Corp.
02/15/23	3.850%	4,755,000	4,847,347
12/15/40	6.250%	4,820,000	5,704,774

Sempra Energy
11/15/20	2.850%	10,845,000	10,838,189
10/01/22	2.875%	20,733,000	20,062,826
11/15/25	3.750%	12,230,000	12,200,844

Total			53,653,980

OIL FIELD SERVICES 0.8%
Halliburton Co.
11/15/22	3.375%	2,820,000	2,775,258
11/15/25	3.800%	7,990,000	7,780,039
11/15/45	5.000%	990,000	978,657

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	79

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Noble Holding International Ltd.
03/15/17	2.500%	15,216,000	14,355,124
03/16/18	4.000%	12,333,000	11,167,766
04/01/45	6.950%	3,501,000	2,240,234

Total			39,297,078

OTHER FINANCIAL INSTITUTIONS —%
Icahn Enterprises LP/Finance Corp.
02/01/22	5.875%	1,201,000	1,173,978

OTHER INDUSTRY 0.8%

Board of Trustees of the Leland Stanford Junior University (The)
05/01/47	3.460%	4,270,000	4,031,170

CB Richard Ellis Services, Inc.
03/15/25	5.250%	655,000	663,468

CBRE Services, Inc.
03/15/23	5.000%	374,000	375,903

Massachusetts Institute of Technology
07/01/14	4.678%	14,404,000	15,001,881

President and Fellows of Harvard College(a)
01/15/39	6.500%	10,800,000	14,898,341

University of Notre Dame du Lac
02/15/45	3.438%	9,070,000	8,462,673

Total			43,433,436

OTHER REIT 0.2%
CyrusOne LP/Finance Corp.
11/15/22	6.375%	581,000	598,430

Duke Realty LP
06/15/22	4.375%	8,825,000	9,094,065

Total			9,692,495

PACKAGING 0.3%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
01/31/21	6.750%	311,000	298,560

Ball Corp.
12/15/20	4.375%	998,000	1,012,970

Berry Plastics Corp.
05/15/22	5.500%	300,000	298,875
07/15/23	5.125%	1,200,000	1,167,000

Berry Plastics Corp.(a)
10/15/22	6.000%	1,923,000	1,959,056

Beverage Packaging Holdings (Luxembourg) II SA(a)
12/15/16	5.625%	84,000	83,055
06/15/17	6.000%	14,000	13,545

Plastipak Holdings, Inc.(a)
10/01/21	6.500%	1,886,000	1,819,990

Reynolds Group Issuer, Inc./LLC
10/15/20	5.750%	4,868,000	4,951,681

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Reynolds Group Issuer, Inc./LLC(b)
02/15/21	8.250%	2,426,000	2,335,025

Signode Industrial Group Luxembourg SA/US, Inc.(a)
05/01/22	6.375%	249,000	211,650

Total			14,151,407

PHARMACEUTICALS 2.6%
Actavis Funding SCS
03/12/20	3.000%	11,110,000	11,101,168
03/15/22	3.450%	5,413,000	5,418,906
06/15/24	3.850%	3,640,000	3,646,483
03/15/35	4.550%	10,395,000	10,102,454

Actavis Funding SCS(b)
09/01/16	1.289%	2,265,000	2,266,386

Actavis Funding
03/15/45	4.750%	4,090,000	3,987,934

Concordia Healthcare Corp.(a)
04/15/23	7.000%	145,000	125,788

Endo Finance LLC/Finco, Inc.(a)
02/01/25	6.000%	1,325,000	1,305,125

Endo Finance LLC/Ltd./Finco, Inc.(a)
07/15/23	6.000%	1,702,000	1,693,490

Forest Laboratories LLC(a)
02/01/19	4.375%	6,798,000	7,121,422
02/15/21	4.875%	2,645,000	2,864,011

Gilead Sciences, Inc.
03/01/46	4.750%	6,777,000	6,858,500

Grifols Worldwide Operations Ltd.
04/01/22	5.250%	2,680,000	2,693,400

Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/23	6.375%	2,537,000	2,473,575

Johnson & Johnson
12/05/33	4.375%	7,208,000	7,950,287

Mallinckrodt International Finance SA/CB LLC(a)
10/15/23	5.625%	435,000	413,250
04/15/25	5.500%	1,690,000	1,554,800

Novartis Capital Corp.
11/20/25	3.000%	30,317,000	29,893,744
11/20/45	4.000%	15,790,000	15,465,863

Quintiles Transnational Corp.(a)
05/15/23	4.875%	221,000	222,105

Roche Holdings, Inc.(a)
09/30/19	2.250%	7,065,000	7,101,886

Valeant Pharmaceuticals International, Inc.(a)
10/15/20	6.375%	735,000	707,437
07/15/21	7.500%	285,000	284,287
12/01/21	5.625%	210,000	194,250
03/01/23	5.500%	173,000	152,240
05/15/23	5.875%	704,000	628,320
04/15/25	6.125%	8,226,000	7,341,705

Total			133,568,816

The accompanying Notes to Financial Statements are an integral part of this statement.

80	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

PROPERTY & CASUALTY 1.0%
ACE INA Holdings, Inc.
11/03/22	2.875%	6,631,000	6,580,684
05/03/26	3.350%	5,576,000	5,558,915
11/03/45	4.350%	4,063,000	4,128,544

Alliant Holdings I LP(a)
08/01/23	8.250%	76,000	71,440

Chubb Corp. (The) Junior Subordinated(b)
04/15/37	6.375%	8,957,000	8,601,676

HUB International Ltd.(a)
10/01/21	7.875%	3,793,000	3,413,700

Hub Holdings LLC/Finance, Inc. PIK(a)
07/15/19	8.125%	67,000	62,645

Liberty Mutual Group, Inc.(a)
06/01/21	5.000%	6,300,000	6,738,001
05/01/22	4.950%	6,650,000	7,048,900
05/01/42	6.500%	3,882,000	4,412,922

Transatlantic Holdings, Inc.
11/30/39	8.000%	5,348,000	6,870,934

Total			53,488,361

RAILROADS 1.3%
BNSF Funding Trust I Junior Subordinated(b)
12/15/55	6.613%	6,517,000	7,266,455

CSX Corp.
03/15/18	6.250%	6,950,000	7,563,122
10/01/36	6.000%	5,090,000	5,765,143

Canadian Pacific Railway Co.
03/15/23	4.450%	3,433,000	3,642,221
09/15/35	4.800%	4,672,000	4,613,651
09/15/15	6.125%	11,599,000	11,749,393

Florida East Coast Holdings Corp.(a)
05/01/19	6.750%	363,000	332,145

Union Pacific Corp.
02/01/21	4.000%	7,320,000	7,822,621
03/15/24	3.750%	10,620,000	11,141,601
02/01/55	3.875%	4,565,000	4,012,530
11/15/65	4.375%	4,467,000	4,140,797

Total			68,049,679

RESTAURANTS 0.3%
BC ULC/New Red Finance, Inc.(a)
01/15/22	4.625%	2,947,000	2,954,368
04/01/22	6.000%	409,000	421,270

Yum! Brands, Inc.
11/01/20	3.875%	8,350,000	8,140,407
11/01/43	5.350%	5,700,000	4,350,553

Total			15,866,598

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

RETAIL REIT 0.2%
Kimco Realty Corp.
11/01/22	3.400%	5,357,000	5,306,585
06/01/23	3.125%	7,388,000	7,152,914

Total			12,459,499

RETAILERS 1.4%
Asbury Automotive Group, Inc.
12/15/24	6.000%	1,497,000	1,549,395

Asbury Automotive Group, Inc.(a)
12/15/24	6.000%	350,000	361,375

CVS Health Corp.(a)
12/01/22	4.750%	16,272,000	17,435,594

CVS Pass-Through Trust(a)
01/10/36	4.704%	3,813,616	3,853,160
08/11/36	4.163%	4,744,037	4,602,762

Dollar Tree, Inc.(a)
03/01/23	5.750%	2,379,000	2,462,265

Group 1 Automotive, Inc.
06/01/22	5.000%	404,000	399,960

Group 1 Automotive, Inc.(a)
12/15/23	5.250%	714,000	706,860

L Brands, Inc.
04/01/21	6.625%	589,000	652,318

Macy’s Retail Holdings, Inc.
07/15/27	6.790%	21,890,000	25,172,427

Macy’s Retail Holdings, Inc.
01/15/21	3.450%	1,625,000	1,616,140

Penske Automotive Group, Inc.
12/01/24	5.375%	2,425,000	2,449,250

Rite Aid Corp. Junior Subordinated
02/15/27	7.700%	124,000	144,460

Rite Aid Corp.(a)
04/01/23	6.125%	1,343,000	1,390,005

Sally Holdings LLC/Capital, Inc.
06/01/22	5.750%	365,000	377,775
12/01/25	5.625%	370,000	373,700

Wal-Mart Stores, Inc.
08/15/37	6.500%	6,425,000	8,298,826

Total			71,846,272

SUPERMARKETS 0.2%
Whole Foods Market, Inc.(a)
12/03/25	5.200%	7,970,000	7,958,204

TECHNOLOGY 0.8%
Alliance Data Systems Corp.(a)
12/01/17	5.250%	271,000	273,710
04/01/20	6.375%	497,000	499,485

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	81

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

08/01/22	5.375%	1,631,000	1,553,527

Ancestry.com, Inc. Junior Subordinated
12/15/20	11.000%	190,000	202,825

Audatex North America, Inc.(a)
06/15/21	6.000%	702,000	707,265
11/01/23	6.125%	565,000	568,531

Equinix, Inc.
01/01/22	5.375%	2,566,000	2,630,150
01/15/26	5.875%	1,090,000	1,122,700

First Data Corp.(a)
08/15/23	5.375%	2,663,000	2,676,315
12/01/23	7.000%	4,955,000	4,955,000
01/15/24	5.750%	3,550,000	3,496,750

Hewlett Packard Enterprise Co.(a)
10/15/20	3.600%	966,000	968,217
10/15/35	6.200%	4,075,000	3,926,764
10/15/45	6.350%	5,136,000	4,875,821

IMS Health, Inc.(a)
11/01/20	6.000%	300,000	309,000

Infor US, Inc.(a)
08/15/20	5.750%	118,000	118,885

Iron Mountain, Inc.(a)
10/01/20	6.000%	2,400,000	2,532,000

MSCI, Inc.(a)
11/15/24	5.250%	1,094,000	1,110,410
08/15/25	5.750%	802,000	822,050

NCR Corp.
12/15/23	6.375%	321,000	316,185

NXP BV/Funding LLC(a)
06/15/22	4.625%	1,940,000	1,906,050

Plantronics, Inc.(a)
05/31/23	5.500%	295,000	293,525

Qualitytech LP/Finance Corp.
08/01/22	5.875%	945,000	963,900

Riverbed Technology, Inc.(a)
03/01/23	8.875%	659,000	609,575

Sensata Technologies UK Financing Co. PLC(a)
02/15/26	6.250%	824,000	856,960

VeriSign, Inc.
05/01/23	4.625%	2,505,000	2,425,466
04/01/25	5.250%	230,000	231,150

Zebra Technologies Corp.
10/15/22	7.250%	2,349,000	2,454,705

Total			43,406,921

TOBACCO 0.1%
Imperial Tobacco Finance PLC(a)
07/20/18	2.050%	2,797,000	2,781,488

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

TRANSPORTATION SERVICES 0.4%
ERAC U.S.A. Finance LLC(a)
11/01/25	3.800%	10,695,000	10,583,077

FedEx Corp.
11/15/45	4.750%	12,449,000	12,334,021

Total			22,917,098

WIRELESS 0.6%
Crown Castle International Corp.
04/15/22	4.875%	323,000	335,113
01/15/23	5.250%	2,796,000	2,939,295

Numericable-SFR(a)
05/15/19	4.875%	741,000	734,516
05/15/22	6.000%	2,485,000	2,410,450

SBA Telecommunications, Inc.
07/15/20	5.750%	2,403,000	2,499,120

Sprint Communications, Inc.
08/15/20	7.000%	172,000	132,870

Sprint Communications, Inc.(a)
11/15/18	9.000%	2,075,000	2,183,938
03/01/20	7.000%	3,583,000	3,591,957

Sprint Corp.
09/15/23	7.875%	1,189,000	892,939
06/15/24	7.125%	3,413,000	2,461,626

T-Mobile USA, Inc.
04/28/20	6.542%	4,000	4,170
04/28/21	6.633%	753,000	781,238
01/15/22	6.125%	88,000	90,420
04/28/22	6.731%	510,000	531,675
04/01/23	6.625%	5,275,000	5,380,500
01/15/24	6.500%	284,000	289,680
03/01/25	6.375%	53,000	53,530
01/15/26	6.500%	1,782,000	1,798,911

Wind Acquisition Finance SA(a)
04/30/20	6.500%	148,000	154,845
07/15/20	4.750%	838,000	829,620
04/23/21	7.375%	1,247,000	1,178,415

Total			29,274,828

WIRELINES 1.2%
AT&T, Inc.
12/15/42	4.300%	3,575,000	3,054,823
05/15/46	4.750%	4,445,000	4,069,824

CenturyLink, Inc.
12/01/23	6.750%	2,340,000	2,193,750
04/01/25	5.625%	165,000	139,425

DIRECTV Holdings LLC/Financing Co., Inc.
03/15/22	3.800%	7,350,000	7,396,474
04/01/24	4.450%	5,905,000	6,064,978

Frontier Communications Corp.
04/15/22	8.750%	1,532,000	1,417,100
01/15/23	7.125%	156,000	134,550

The accompanying Notes to Financial Statements are an integral part of this statement.

82	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

01/15/25	6.875%	185,000	152,394

Frontier Communications Corp.(a)
09/15/20	8.875%	175,000	177,188
09/15/22	10.500%	293,000	291,901
09/15/25	11.000%	5,241,000	5,188,590

Level 3 Communications, Inc.
12/01/22	5.750%	627,000	641,108

Level 3 Financing, Inc.
01/15/21	6.125%	161,000	166,635
08/15/22	5.375%	620,000	629,300
02/01/23	5.625%	2,060,000	2,101,200

Level 3 Financing, Inc.(a)
01/15/24	5.375%	88,000	88,440
05/01/25	5.375%	880,000	873,400

Telecom Italia SpA(a)
05/30/24	5.303%	675,000	666,562

Verizon Communications, Inc.
11/01/21	3.000%	4,361,000	4,348,741
09/15/23	5.150%	9,881,000	10,862,440
03/15/34	5.050%	3,100,000	3,088,586
01/15/36	4.272%	3,395,000	3,064,999
09/15/43	6.550%	3,705,000	4,398,613

Windstream Services LLC
10/15/20	7.750%	73,000	61,503

Zayo Group LLC/Capital, Inc.
04/01/23	6.000%	3,315,000	3,132,675
05/15/25	6.375%	40,000	37,200

Total			64,442,399

Total Corporate Bonds & Notes
(Cost: $2,467,306,557)			2,412,865,173

Residential Mortgage-Backed Securities — Agency 20.7%
Federal Home Loan Mortgage Corp.
08/01/24	8.000%	23,843	27,080
01/01/25	9.000%	7,202	8,142
09/01/28 - 07/01/37	6.000%	8,213,671	9,358,048
04/01/30 - 04/01/32	7.000%	258,550	300,121
06/01/33	5.500%	273,193	306,057

Federal Home Loan Mortgage Corp.(b)(d)
CMO IO STRIPS Series 309 Class S4
08/15/43	5.640%	4,356,748	994,107
CMO IO STRIPS Series 312 Class S1
09/15/43	5.620%	4,331,573	1,000,296
CMO IO STRIPS Series 337 Class S1
09/15/44	5.720%	14,048,613	3,397,165
CMO IO Series 311 Class S1
08/15/43	5.620%	11,217,509	2,420,825
CMO IO Series 326 Class S2
03/15/44	5.620%	17,452,822	3,735,698

Federal Home Loan Mortgage Corp.(d)
CMO IO Series 329 Class C5
06/15/43	3.500%	19,685,159	3,822,151

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO IO Series 4120 Class IA
10/15/42	3.500%	10,035,330	1,894,408
CMO IO Series 4176 Class BI
03/15/43	3.500%	3,441,953	659,509
CMO IO Series 4182 Class DI
05/15/39	3.500%	18,704,268	2,408,408

Federal National Mortgage Association
11/01/21 - 04/01/22	8.000%	10,148	10,989
04/01/23	8.500%	9,241	9,729
06/01/24	9.000%	16,843	18,316
02/01/27 - 09/01/31	7.500%	100,193	110,626
09/01/28 - 05/01/45	3.000%	88,767,560	90,137,476
10/01/28 - 08/01/35	6.000%	6,339,737	7,238,533
02/01/29 - 09/01/36	5.500%	9,034,450	10,212,718
05/01/29 - 07/01/38	7.000%	8,907,005	10,725,773
08/01/40 - 08/01/41	4.500%	15,157,074	16,408,917
05/01/41	5.000%	3,189,667	3,521,078
05/01/43 - 08/01/45	3.500%	183,408,393	189,427,839
06/01/45 - 09/01/45	4.000%	35,516,965	37,609,582
CMO Series 2013-121 Class KD
08/25/41	3.500%	4,775,118	4,952,738

Federal National Mortgage Association(b)(d)
CMO IO Series 2013-101 Class CS
10/25/43	5.478%	6,501,959	1,602,409

Federal National Mortgage Association(d)
CMO IO Series 2012-131 Class MI
01/25/40	3.500%	10,415,746	1,489,945
CMO IO Series 2012-148 Class BI
01/25/43	3.500%	13,965,600	2,682,405

Federal National Mortgage Association(e)
12/01/30 - 01/19/31	3.000%	80,065,000	82,506,104
01/01/31 - 01/19/31	2.500%	58,340,554	58,831,913
01/19/31 - 01/13/46	3.500%	66,070,000	68,289,982
01/13/46	4.000%	135,550,000	143,435,201
01/13/46	4.500%	55,400,000	59,825,075
01/13/46	5.000%	28,675,000	31,561,990

Federal National Mortgage Association(f)
01/01/36	5.500%	4,279,951	4,809,536

Government National Mortgage Association
05/15/42	3.000%	7,693,945	7,827,225
09/20/42 - 05/20/43	3.500%	57,199,414	59,793,110

Government National Mortgage Association(d)
CMO IO Series 2014-184 Class CI
11/16/41	3.500%	8,243,038	1,315,567
CMO IO Series 2015-53 Class EI
04/16/45	3.500%	2,366,322	461,930

Government National Mortgage Association(e)
01/21/46	3.000%	33,085,000	33,533,464
01/21/46	3.500%	89,880,000	93,696,395
01/21/46	4.000%	15,000,000	15,911,715
01/21/46	4.500%	7,000,000	7,542,500

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,074,342,297)			1,075,832,795

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	83

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Residential Mortgage-Backed Securities — Non-Agency 4.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

ASG Resecuritization Trust(a)(b)
CMO Series 2009-2 Class G70
05/24/36	4.531%	3,628,000	3,634,502
CMO Series 2009-2 Class G75
05/24/36	4.531%	3,628,000	3,639,632

Angel Oak Mortgage Trust LLC Series 2015-1(a)
11/25/45	5.500%	2,035,000	2,024,351

BCAP LLC Trust(a)
09/26/36	3.500%	3,494,181	3,503,706
CMO Series 2013-RR5 Class 1A1
10/26/36	3.500%	3,009,751	3,025,563

BCAP LLC Trust(a)(b)
08/26/36	0.341%	1,779,906	1,754,961
CMO Series 2012-RR10 Class 9A1
10/26/35	2.842%	797,404	803,947
CMO Series 2014-RR3 Class 3A1
07/26/36	0.337%	1,059,987	1,015,723
Series 2010-RR11 Class 8A1
05/27/37	5.424%	2,863,292	2,892,786

BCAP LLC Series 2013-RR2 Class 7A1(a)
07/26/36	3.000%	1,993,334	1,987,414

Banc of America Funding Trust CMO Series 2012-R5 Class A(a)(b)
10/03/39	0.688%	2,557,304	2,543,640

Bayview Opportunity Master Fund Trust Series 2014-16RP Class A(a)(b)
11/28/29	3.844%	5,730,085	5,713,216

CAM Mortgage Trust Series 2015-1 Class A(a)(b)
07/15/64	3.500%	6,308,936	6,277,865

COLT LLC(a)(b) CMO Series 15-1 Class A2
12/26/45	3.945%	1,971,542	1,963,656
Series 2015-A Class A2
07/27/20	4.172%	2,711,000	2,667,185

CSMC Trust CMO Series 2015-RPL1 Class A2(a)(b)
02/25/57	4.406%	1,500,000	1,483,016

Citigroup Mortgage Loan Trust, Inc.(a) CMO Series 2012-A Class A
06/25/51	2.500%	2,006,976	1,975,436
CMO Series 2013-12 Class 2A3
09/25/35	4.750%	2,263,497	2,260,914
CMO Series 2015-RP2 Class A
01/25/53	4.250%	17,747,079	18,127,587
CMO Series 2015-RP2 Class B3
01/25/53	4.250%	4,111,735	3,828,879

Citigroup Mortgage Loan Trust, Inc.(a)(b) CMO Series 2010-2 Class 5A2A
12/25/35	5.500%	2,000,000	2,057,327
CMO Series 2011-12 Class 3A3
09/25/47	2.718%	2,200,000	2,135,941

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2012-7 Class 12A1
03/25/36	2.763%	915,961	915,180
CMO Series 2012-9 Class 1A1
02/20/36	2.725%	2,356,992	2,324,045
CMO Series 2013-2 Class 1A1
11/25/37	2.809%	2,501,399	2,505,261
CMO Series 2014-11 Class 3A3
09/25/36	0.381%	1,800,000	1,642,892
CMO Series 2014-12 Class 3A1
10/25/35	2.708%	13,536,950	13,704,742
CMO Series 2014-2 Class 3A3
08/25/37	0.361%	1,000,000	933,550
CMO Series 2014-C Class A
02/25/54	3.250%	1,323,356	1,268,691
Series 2013-11 Class 3A3
09/25/34	2.615%	882,563	848,399

Citigroup Mortgage Loan Trust, Inc.(b) CMO Series 2015-A Class A4
06/25/58	4.250%	7,413,975	7,699,877
CMO Series 2015-A Class B3
06/25/58	4.500%	986,636	921,253

Citigroup Mortgage Loan Trust, Inc.(d) CMO IO Series 2015-A Class A1IO
06/25/58	1.000%	21,547,243	809,000

Credit Suisse Mortgage Capital Certificates(a) CMO Series 2010-9R Class 1A5
08/27/37	4.000%	3,000,000	2,946,587

Credit Suisse Mortgage Capital Certificates(a)(b) CMO Series 2009-14R Class 4A9
10/26/35	2.842%	12,807,000	13,061,786
CMO Series 2011-12R Class 3A1
07/27/36	2.086%	7,505,526	7,422,879
CMO Series 2011-16R Class 7A3
12/27/36	3.445%	484,891	486,123
CMO Series 2011-17R Class 3A1
10/27/35	2.429%	855,470	851,950
CMO Series 2014-CIM1 Class A2
01/25/58	3.721%	3,000,000	2,988,275
CMO Series 2014-RPL4 Class A1
08/25/62	3.625%	9,630,810	9,461,860
CMO Series 2014-RPL4 Class A2
08/25/62	4.449%	2,750,000	2,656,897
Series 2012-11 Class 3A2
06/29/47	1.244%	1,999,973	1,790,602

Credit Suisse Securities (USA) LLC CMO Series 2014-RPL1 Class A1(a)(b)
02/25/54	3.250%	6,208,383	6,099,276

Freddie Mac Structured Agency Credit Risk Debt Notes(b)
05/25/28	5.051%	2,500,000	2,448,044
CMO Series 2015-DNA2 Class M3
12/25/27	4.121%	2,000,000	1,923,887

JPMorgan Resecuritization Trust(a) CMO Series 2014-5 Class 6A
09/27/36	4.000%	2,186,206	2,180,654

The accompanying Notes to Financial Statements are an integral part of this statement.

84	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

JPMorgan Resecuritization Trust(a)(b) CMO Series 2014-1 Class 1016
03/26/36	2.615%	3,630,000	3,620,142

Morgan Stanley Re-Remic Trust(a)(b)
09/26/35	2.781%	8,302,995	8,635,115
CMO Series 2013-R3 Class 10A
10/26/35	2.842%	2,140,174	2,157,055

Morgan Stanley Resecuritization Trust(a)(b)
CMO Series 2013-R9 Class 2A
06/26/46	2.859%	3,793,103	3,808,069
CMO Series 2013-R9 Class 4A
06/26/46	2.509%	2,402,569	2,394,284

NRPL Trust Series 2014-1A Class A1(a)(b)
04/25/54	3.250%	3,505,424	3,504,022

NZES Series 2015-PLS1 Class A(a)(b)
04/25/17	5.250%	2,521,874	2,518,721

New Residential Mortgage Loan Trust CMO Series 2015-1A Class A3(a)
04/25/52	3.750%	8,043,244	8,229,989

Nomura Asset Acceptance Corp. Alternative Loan Trust(b) CMO Series 2007-1 Class 1A3 (AGM)
03/25/47	5.957%	176,690	180,553
CMO Series 2007-1 Class 1A4 (AGM)
03/25/47	6.138%	1,118,079	1,142,352

Nomura Resecuritization Trust(a)(b) CMO Series 2012-3R Class 1A1
01/26/37	0.394%	2,179,048	2,101,919
CMO Series 2014-6R Class 3A1
01/26/36	0.481%	4,644,750	4,354,674

Pretium Mortgage Credit Partners I(a)(b) Series 2015-NPL1 Class A1
05/28/30	3.625%	1,602,249	1,590,825
Series 2015-NPL1 Class A2
05/28/30	4.250%	2,000,000	1,893,056

Pretium Mortgage Credit Partners Series 2015-NPL2 Class A1(a)(b)
07/27/30	3.750%	935,669	928,172

RBSSP Resecuritization Trust CMO Series 2010-1 Class 3A2(a)(b)
08/26/35	2.783%	2,989,473	2,908,223

Structured Asset Securities Corp. Mortgage Pass-Through Certificates CMO Series 2004-21XS Class 2A6A(b)
12/25/34	4.740%	20,383	20,790

Towd Point Mortgage Trust(a) CMO Series 2015-4 Class A1
04/26/55	3.500%	6,684,996	6,772,682

Towd Point Mortgage Trust(a)(b) CMO Series 2015-3 Class A4B
03/25/54	3.500%	22,852,416	23,030,748

VML LLC CMO Series 2014-NPL1 Class A1(a)
04/27/54	3.875%	1,937,091	1,928,109

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

WaMu Mortgage Pass-Through Certificates CMO Series 2003-AR8 Class A(b)
08/25/33	2.484%	2,983,751	3,055,238

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $248,336,321)			247,983,695

Commercial Mortgage-Backed Securities — Non-Agency 3.9%
1211 Avenue of the Americas Trust Series 2015-1211 Class E(a)(b)
08/10/35	4.142%	1,000,000	881,720

American Homes 4 Rent Trust(a) Series 2014-SFR3 Class A
12/17/36	3.678%	2,469,155	2,465,312
Series 2015-SFR2 Class A
10/17/45	3.732%	7,135,020	7,122,308

American Homes 4 Rent(a) Series 2015-SFR1 Class F
04/17/52	5.885%	1,000,000	916,397

American Homes 4 Rent(a)(b) Series 2014-SFR1 Class E
06/17/31	2.831%	3,900,000	3,711,645
Series 2014-SFR1 Class F
06/17/31	3.581%	2,200,000	2,096,467

B2R Mortgage Trust Series 2015-2 Class E(a)
11/15/48	5.492%	1,000,000	876,629

BHMS Mortgage Trust Series 2014-ATLS Class DFX(a)(b)
07/05/33	4.691%	1,000,000	977,867

Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2015-200P Class A(a)
04/14/33	3.218%	5,400,000	5,386,544

Banc of America Merrill Lynch Re-Remic Trust Series 2015-FR11 Class A705(a)(b)
09/27/44	1.890%	1,000,000	924,271

CSAIL Commercial Mortgage Trust Series 2015-C2 Class A3
06/15/57	3.231%	11,250,000	11,079,729

Commercial Mortgage Trust Series 2015-CR23 Class A3
05/10/48	3.230%	25,000,000	24,596,847
Series 2015-LC19 Class A4
02/10/48	3.183%	1,545,000	1,523,649

Credit Suisse Commercial Mortgage Trust Series 2007-C3 Class A4(b)
06/15/39	5.699%	1,430,634	1,468,791

Credit Suisse Mortgage Capital Certificates Series 2010-RR4 Class 2A(a)
09/18/39	5.467%	2,494,117	2,510,894

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	85

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

DBUBS Mortgage Trust Series 2011-LC2A Class A4(a)
07/10/44	4.537%	17,780,000	19,160,537

GS Mortgage Securities Corp. II Series 2015-GC30 Class A3
05/10/50	3.119%	2,400,000	2,335,121

General Electric Capital Assurance Co. Series 2003-1 Class A5(a)
05/12/35	5.743%	4,246,465	4,590,224

Invitation Homes Trust(a)(b) Series 2015-SFR3 Class A
08/17/32	1.631%	17,190,144	16,837,966
Series 2015-SFR3 Class F
08/17/32	5.081%	4,000,000	3,919,459

JPMBB Commercial Mortgage Securities Trust Series 2015-C27 Class A4
02/15/48	3.179%	2,440,000	2,403,592
Series 2015-C28 Class A3
10/15/48	2.912%	8,375,000	8,108,418
Series 2015-C28 Class A4
10/15/48	3.227%	5,475,000	5,380,460

LB Commercial Mortgage Trust Series 2007-C3 Class AM(b)
07/15/44	5.899%	3,460,000	3,631,813

LB-UBS Commercial Mortgage Trust Series 2007-C2 Class A3
02/15/40	5.430%	10,262,819	10,532,609

LB-UBS Commercial Mortgage Trust(b) Series 2006-C4 Class AM
06/15/38	5.840%	1,278,000	1,300,223

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20 Class A3
02/15/48	2.988%	2,145,000	2,088,408

Morgan Stanley Re-Remic Trust(a)(b) Series 2009-GG10 Class A4B
08/12/45	5.795%	1,549,000	1,600,701
Series 2010-GG10 Class A4B
08/15/45	5.795%	4,571,000	4,742,766

ORES NPL LLC(a) Series 2013-LV2 Class A
09/25/25	3.081%	484,896	484,411
Series 2014-LV3 Class A
03/27/24	3.000%	1,958,321	1,955,186

Rialto Capital Management LLC Series 2014-LT5 Class B(a)
05/15/24	5.000%	500,000	499,714

Rialto Real Estate Fund LLC(a) Series 2014-LT6 Class A
09/15/24	2.750%	597,227	595,895
Subordinated, Series 2015-LT7 Class B
12/25/32	5.071%	4,000,000	3,996,416

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Rialto Real Estate Fund LP(a) Series 2014-LT5 Class A
05/15/24	2.850%	871,240	869,610
Series 2014-LT6 Class B
09/15/24	5.486%	2,000,000	1,999,609

VFC LLC(a) Series 2014-2 Class A
07/20/30	2.750%	215,818	215,826
Subordinated, Series 2015-3 Class B
12/20/31	4.750%	500,000	499,281

WF-RBS Commercial Mortgage Trust Series 2014-C24 Class A5
11/15/47	3.607%	2,665,000	2,703,340

Wells Fargo Commercial Mortgage Trust Series 2015-C27 Class A4
02/15/48	3.190%	4,200,000	4,151,882
Series 2015-C28 Class A3
05/15/48	3.290%	28,010,000	27,818,294
Series 2015-LC20 Class A4
04/15/50	2.925%	3,670,000	3,532,045
Series 2015-LC20 Class A5
04/15/50	3.184%	510,000	498,325

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $208,707,672)			202,991,201

Asset-Backed Securities — Agency 1.7%
United States Small Business Administration Series 2011-20K Class 1
11/01/31	2.870%	3,886,855	3,977,981
Series 2012-20C Class 1
03/01/32	2.510%	1,867,136	1,875,336
Series 2012-20G Class 1
07/01/32	2.380%	1,752,507	1,747,028
Series 2012-20I Class 1
09/01/32	2.200%	2,958,212	2,930,526
Series 2012-20J Class 1
10/01/32	2.180%	9,422,882	9,305,151
Series 2012-20L Class 1
12/01/32	1.930%	1,272,050	1,234,745
Series 2013-20E Class 1
05/01/33	2.070%	4,063,336	3,969,294
Series 2013-20G Class 1
07/01/33	3.150%	1,484,737	1,529,176
Series 2013-20L Class 1
12/01/33	3.380%	2,723,558	2,834,731
Series 2014-20C Class 1
03/01/34	3.210%	4,005,749	4,141,130
Series 2014-20D Class 1
04/01/34	3.110%	10,844,099	11,118,744
Series 2014-20F Class 1
06/01/34	2.990%	6,648,311	6,727,379
Series 2014-20I Class 1
09/01/34	2.920%	430,713	437,661

The accompanying Notes to Financial Statements are an integral part of this statement.

86	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Asset-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2015-20C Class 1
03/01/35	2.720%	1,167,595	1,172,191
Series 2015-20E Class 1
05/01/35	2.770%	19,686,748	19,603,591
Series 2015-20F Class 1
06/01/35	2.980%	17,405,707	17,529,578

Total Asset-Backed Securities — Agency
(Cost: $89,154,239)			90,134,242

Asset-Backed Securities — Non-Agency 16.1%
A Voce CLO Ltd.(a)(b) Series 2014-1A Class A1B
07/15/26	1.781%	7,770,000	7,612,191
Series 2014-1A Class A2A
07/15/26	2.321%	2,700,000	2,576,478

ARES CLO Ltd. Series 2012-2A Class AR(a)(b)
10/12/23	1.611%	30,000,000	29,868,120

ARI Fleet Lease Trust Series 2014-A Class A2(a)
11/15/22	0.810%	768,427	767,030

Ally Auto Receivables Trust Series 2015-SN1 Class A2B(b)
06/20/17	0.782%	4,484,130	4,481,534

AmeriCredit Automobile Receivables Trust Series 2014-2 Class A2B(b)
10/10/17	0.556%	263,553	263,517

Apidos CDO V(a)(b) Series 2007-5A Class A1
04/15/21	0.561%	4,917,975	4,851,170
Series 2007-5A Class A1S
04/15/21	0.551%	9,444,174	9,360,659

Apidos CLO XVII Series 2014-17A Class A1A(a)(b)
04/17/26	1.815%	13,080,000	12,997,949

Apidos CLO XXII Series 2015-22A Class D(a)(b)
10/20/27	6.336%	1,000,000	855,761

Ares XXX CLO Ltd. Series 2014-30A Class A2(a)(b)
04/20/23	1.167%	2,820,199	2,795,413

Ares XXXVII CLO Ltd. Series 2015-4A Class D1(a)(b)
10/15/26	7.126%	1,000,000	926,384

Ares XXXVIII CLO Ltd.(a)(b)
01/20/27	6.714%	2,000,000	1,801,280

Ascentium Equipment Receivables LLC Series 2015-2A Class A2(a)
12/11/17	1.570%	4,580,000	4,548,551

Ascentium Equipment Receivables Series 2015-1A Class A2(a)
07/10/17	1.150%	1,706,212	1,702,306

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Avery Point VII CLO Ltd.(a)(b)
01/15/28	7.186%	2,100,000	1,918,659

Avis Budget Rental Car Funding AESOP LLC Series 2015-2A Class A(a)
12/20/21	2.630%	10,510,000	10,421,606

BA Credit Card Trust Series 2014-A2 Class A(b)
09/16/19	0.601%	5,315,000	5,307,046

BMW Vehicle Owner Trust Series 2013-A Class A3
11/27/17	0.670%	560,371	560,095

Barclays Dryrock Issuance Trust Series 2014-2 Class A(b)
03/16/20	0.671%	11,360,000	11,333,315

Betony CLO Ltd. Series 2015-1A Class E(a)(b)
04/15/27	5.671%	1,500,000	1,132,245

CNH Equipment Trust Series 2015-B Class A2A
08/15/18	0.840%	5,470,000	5,451,769

CNH Equipment Trust(b) Series 2015-B Class A2B
08/15/18	0.621%	7,270,000	7,256,478

CNH Wholesale Master Note Trust Series 2013-2A Class A(a)(b)
08/15/19	0.931%	6,535,000	6,527,014

Cabela’s Credit Card Master Note Trust Series 2015-2 Class A1
07/17/23	2.250%	9,025,000	8,941,669

Cabela’s Credit Card Master Note Trust(a)(b) Series 2012-1A Class A2
02/18/20	0.861%	1,660,000	1,661,228

Cabela’s Master Credit Card Trust Series 2014-1 Class A(b)
03/16/20	0.681%	1,230,000	1,227,671

Capital Auto Receivables Asset Trust Series 2015-2 Class A1B(b)
10/20/17	0.813%	14,190,000	14,183,307

Capital One Multi-Asset Execution Trust Series 2015-A2 Class A2
03/15/23	2.080%	30,585,000	30,307,658

CarMax Auto Owner Trust Series 2015-3 Class A3
05/15/20	1.630%	11,795,000	11,737,668

Carlyle Global Market Strategies CLO(a) Series 2015-5A Class C
01/20/28	4.542%	2,000,000	1,900,668

Carlyle Global Market Strategies CLO(a)(b) Series 2013-1A Class A1
02/14/25	1.662%	9,700,000	9,617,550
Series 2014-3A Class A1B
07/27/26	1.658%	7,250,000	7,296,784
Series 2015-4A Class D
10/20/27	6.444%	2,400,000	2,134,414

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	87

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Chase Issuance Trust Series 2012-A4 Class A4
08/16/21	1.580%	3,750,000	3,693,215
Series 2015-A4 Class A4
04/15/22	1.840%	21,350,000	21,081,272

Chase Issuance Trust(b) Series 2012-A10 Class A10
12/16/19	0.591%	3,190,000	3,181,240

Chesapeake Funding LLC(a)(b) Series 2011-2A Class A
04/07/24	1.519%	948,881	956,218
Series 2012-2A Class A
05/07/24	0.719%	595,717	595,498
Series 2013-1A Class A
01/07/25	0.719%	1,020,516	1,020,074
Series 2014-1A Class A
03/07/26	0.689%	21,553,437	21,524,878

Citibank Credit Card Issuance Trust Series 2014-A5 Class A5
06/07/23	2.680%	6,550,000	6,648,235
Series 2014-A6 Class A6
07/15/21	2.150%	4,515,000	4,536,603

Cole Park CLO Ltd. Series 2015 Class E(a)(b)
10/20/28	6.552%	1,000,000	883,653

Countrywide Home Equity Loan Trust Series 2007-S2 Class A3 (NPFGC)
05/25/37	5.813%	807,415	797,500
Series 2007-S2 Class A6 (NPFGC)
05/25/37	5.779%	853,297	847,850

Dell Equipment Finance Trust Series 2015-2 Class A2B(a)(b)
12/22/17	1.313%	2,425,000	2,425,188

Discover Card Execution Note Trust Series 2012-A6 Class A6
01/18/22	1.670%	4,530,000	4,468,183
Series 2015-A2 Class A
10/17/22	1.900%	15,400,000	15,154,954

Dryden Senior Loan Fund Series 2014-33A Class B(a)(b)
07/15/26	2.321%	2,550,000	2,492,095

Dryden XXIV Senior Loan Fund Series 2012-24RA Class AR(a)(b)
11/15/23	1.652%	7,035,000	7,000,402

Enterprise Fleet Financing LLC(a) Series 2013-2 Class A2
03/20/19	1.060%	2,366,050	2,365,442
Series 2015-1 Class A2
09/20/20	1.300%	5,750,000	5,729,704
Series 2015-2 Class A2
02/22/21	1.590%	7,725,000	7,718,944

Ford Credit Auto Owner Trust Series 2013-B Class A3
10/15/17	0.570%	224,576	224,497

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Ford Credit Auto Owner Trust(a) Series 2014-2 Class A
04/15/26	2.310%	19,227,000	19,195,433
Series 2015-1 Class A
07/15/26	2.120%	30,250,000	29,868,472
Series 2015-2 Class A
01/15/27	2.440%	8,925,000	8,896,645

Ford Credit Floorplan Master Owner Trust Series 2013-2 Class A(a)
03/15/22	2.090%	7,025,000	7,009,367

GCAT LLC Series 2014-2 Class A1(a)(b)
10/25/19	3.721%	2,983,057	2,958,578

GE Dealer Floorplan Master Note Trust(b) Series 2012-2 Class A
04/22/19	1.152%	7,105,000	7,113,632
Series 2014-1 Class A
07/20/19	0.782%	5,970,000	5,941,832
Series 2015-1 Class A
01/20/20	0.902%	9,080,000	9,016,600

GFT Mortgage Loan Trust Series 2015-GFT1 Class A(a)(b)
01/25/55	3.721%	1,976,082	1,952,171

GM Financial Automobile Leasing Trust Series 2015-1 Class A2
12/20/17	1.100%	11,125,406	11,108,288
Series 2015-2 Class A3
12/20/18	1.680%	19,605,000	19,495,304
Series 2015-3 Class A3
03/20/19	1.690%	5,670,000	5,626,950

GM Financial Automobile Leasing Trust(b) Series 2015-2 Class A2B
04/20/18	0.822%	12,680,000	12,648,882

GMF Floorplan Owner Revolving Trust Series 2015-1 Class A2(a)(b)
05/15/20	0.831%	13,220,000	13,173,571

Golden Credit Card Trust Series 2015-3A Class A(a)(b)
07/15/19	0.751%	5,640,000	5,633,786

Goldentree Loan Opportunities VIII Ltd. Series 2014-8A Class A(a)(b)
04/19/26	1.765%	7,645,000	7,584,314

GreatAmerica Leasing Receivables Funding LLC Series 2015-1 Class A2(a)
06/20/17	1.120%	2,571,428	2,566,770

Green Tree Agency Advance Funding Trust I Series 2015-T1 Class AT1(a)
10/15/46	2.302%	9,650,000	9,633,035

Harley-Davidson Motorcycle Trust Series 2015-2 Class A3
03/16/20	1.300%	22,000,000	21,872,382

Harley-Davidson Motorcycle Trust(b) Series 2015-1 Class A2B
01/15/19	0.631%	536,599	536,094

The accompanying Notes to Financial Statements are an integral part of this statement.

88	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Hertz Fleet Lease Funding LP(a)(b) Series 2013-3 Class A
12/10/27	0.843%	5,914,154	5,918,909
Series 2014-1 Class A
04/10/28	0.693%	2,456,910	2,458,033
Series 2015-1 Class A
07/10/29	0.863%	12,715,000	12,742,322

Hertz Vehicle Financing II LP Series 2015-3A Class A(a)
09/25/21	2.670%	4,490,000	4,430,802

Honda Auto Receivables Owner Trust Series 2013-4 Class A3
09/18/17	0.690%	452,444	451,946
Series 2015-2 Class A3
02/21/19	1.040%	5,000,000	4,974,300

Huntington Auto Trust Series 2015-1 Class A2
10/16/17	0.760%	6,205,000	6,198,426

Hyundai Auto Lease Securitization Trust Series 2015-B Class A2A(a)
12/15/17	0.950%	7,338,000	7,322,223

Hyundai Floorplan Master Owner Trust Series 2013-1A Class A(a)(b)
05/15/18	0.681%	12,315,000	12,315,983

MMAF Equipment Finance LLC Series 2014-AA Class A2(a)
04/10/17	0.520%	2,090,561	2,088,968

Mercedes-Benz Master Owner Trust Series 2015-AA Class A(a)(b)
04/15/19	0.651%	8,140,000	8,120,065

Mountain View Funding CLO Series 2007-3A Class A1(a)(b)
04/16/21	0.532%	7,478,482	7,451,829

NRZ Advance Receivables Trust(a) Series 2015-T1 Class AT1
08/15/46	2.315%	12,045,000	12,041,236
Series 2015-T3 Class AT3
11/15/46	2.540%	9,210,000	9,195,021

New York City Tax Lien Trust(a) Series 2014-A Class A
11/10/27	1.030%	308,635	308,120
Series 2015-A Class A
11/10/28	1.340%	2,335,078	2,330,699

Nissan Auto Receivables Owner Trust Series 2015-A Class A1(b)
01/15/20	0.731%	1,875,000	1,872,553

OZLM VII Ltd. Series 2014-7A Class A2A(a)(b)
07/17/26	2.365%	3,980,000	3,855,975

Oak Hill Advisors Residential Loan Trust Series 2015-NPL1 Class A1(a)(b)
01/25/55	3.475%	756,209	752,526

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Oak Hill Credit Partners X Ltd. Series 2014-10A Class A(a)(b)
07/20/26	1.787%	9,210,000	9,119,171

Octagon Investment Partners XIX Ltd. Series 2014-A Class 1A(a)(b)
04/15/26	1.841%	10,530,000	10,422,331

Octagon Investment Partners XXI Ltd. Series 2014-1A Class A1B(a)(b)
11/14/26	1.682%	7,165,000	7,153,880

Octagon Investment Partners XXII Ltd. Series 2014-1A Class E1(a)(b)
11/22/25	5.570%	1,000,000	791,689

Ocwen Master Advance Receivables Trust Series 2015-1 Class AT1(a)
09/17/46	2.537%	7,220,000	7,213,688

OneMain Financial Issuance Trust(a) Series 2015-1A Class A
03/18/26	3.190%	8,005,000	7,972,179
Series 2015-2A Class A
07/18/25	2.570%	12,300,000	12,349,969

Porsche Innovative Lease Owner Trust(a) Series 2015-1 Class A2
11/21/17	0.790%	16,330,964	16,287,579
Series 2015-1 Class A3
07/23/18	1.190%	10,000,000	9,947,740

SLM Student Loan Trust Series 2014-2 Class A1(b)
07/25/19	0.672%	865,665	864,083

SMART ABS Series Trust Series 2015-3US Class A2B(b)
04/16/18	1.067%	6,275,000	6,275,119

SMART Trust Series 2012-1USA Class A4A(a)
12/14/17	2.010%	1,911,964	1,914,952

SPS Servicer Advance Receivables Trust Series 2015-T2 Class AT2(a)
01/15/47	2.620%	5,635,000	5,628,300

Selene Non-Performing Loans LLC Series 2014-1A Class A(a)(b)
05/25/54	2.981%	1,274,410	1,259,866

SoFi Professional Loan Program LLC Series 2015-D Class RC(a)(g)
10/25/37	0.000%	2	1,333,333

Symphony CLO V Ltd. Series 2007-5A Class A1(a)(b)
01/15/24	1.071%	8,169,838	7,956,319

Synchrony Credit Card Master Note Trust Series 2011-2 Class A(b)
05/15/19	0.811%	15,005,000	15,004,998

TAL Advantage V LLC Series 2014-2A Class A1(a)
05/20/39	1.700%	1,680,344	1,662,769

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	89

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Treman Park CLO Ltd. Series 2015-1A Class A(a)(b)
04/20/27	1.817%	7,200,000	7,131,658

Truman Capital Mortgage Loan Trust Series 2014-NPL2 Class A1(a)(b)
06/25/54	3.125%	49,941	49,831

USAA Auto Owner Trust Series 2015-1 Class A2
03/15/18	0.820%	8,545,000	8,530,405

Venture XI CLO Ltd. Series 2012-11A Class AR(a)(b)
11/14/22	1.662%	11,175,000	11,108,710

Vericrest Opportunity Loan Transferee XXXIII LLC Series 2015-NPL5 Class A1(a)(b)
03/25/55	3.500%	642,231	634,882

Volkswagen Auto Lease Trust Series 2015-A Class A2B(b)
06/20/17	0.722%	2,180,021	2,173,810

Volkswagen Auto Loan Enhanced Trust Series 2013-1 Class A3
08/21/17	0.560%	400,010	399,474

Westgate Resorts LLC Series 2013-1A Class B(a)
08/20/25	3.750%	479,157	478,530

Westlake Automobile Receivables Trust Series 2014-1A Class A2(a)
05/15/17	0.700%	20,162	20,162

Wheels SPV 2 LLC Series 2015-1A Class A2(a)
04/22/24	1.270%	5,185,000	5,183,261

World Financial Network Credit Card Master Trust Series 2012-D Class A
04/17/23	2.150%	7,245,000	7,224,956
Series 2015-B Class A
06/17/24	2.550%	16,775,000	16,804,727

World Omni Automobile Lease Securitization Trust Series 2015-A Class A3
10/15/18	1.540%	7,655,000	7,622,399

World Omni Automobile Lease Securitization Trust(b) Series 2015-A Class A2B
05/15/18	0.711%	3,755,000	3,752,471

Total Asset-Backed Securities — Non-Agency
(Cost: $842,397,855)			838,606,115

U.S. Treasury Obligations 13.5%
U.S. Treasury
05/15/16	0.250%	99,000,000	98,930,403
10/31/17	0.750%	19,839,000	19,732,056
12/15/18	1.250%	21,961,900	21,913,858
11/30/20	1.625%	55,937,700	55,614,310
11/30/22	2.000%	29,666,700	29,504,453
08/15/25	2.000%	42,110,000	41,058,892
11/15/25	2.250%	89,181,100	88,982,494

U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

U.S. Treasury(f)
04/15/16	0.250%	166,470,000	166,437,538
08/15/45	2.875%	133,220,800	129,385,507

U.S. Treasury(g)
STRIPS
05/15/43	0.000%	114,793,000	48,927,991

Total U.S. Treasury Obligations
(Cost: $701,709,807)			700,487,502

U.S. Government & Agency Obligations 0.9%
Residual Funding Corp.(g)
STRIPS
10/15/19	0.000%	7,547,000	7,026,483
01/15/21	0.000%	19,845,000	17,760,541
01/15/30	0.000%	29,848,000	18,880,591
04/15/30	0.000%	4,210,000	2,631,962

Total U.S. Government & Agency Obligations
(Cost: $46,970,069)			46,299,577

Foreign Government Obligations(h) 1.3%
CHILE 0.1%
Chile Government International Bond
10/30/22	2.250%	4,825,000	4,650,094

COLOMBIA 0.1%
Colombia Government International Bond
01/18/41	6.125%	3,418,000	3,316,851

FRANCE 0.5%
Electricite de France SA(a)
10/13/55	5.250%	31,007,000	29,543,004

MEXICO 0.2%
Mexico Government International Bond
03/15/22	3.625%	6,528,000	6,567,168
03/08/44	4.750%	4,465,000	4,067,615

Total			10,634,783

PANAMA 0.1%
Panama Government International Bond
01/26/36	6.700%	2,570,000	3,051,875

PERU 0.1%
Peruvian Government International Bond
03/14/37	6.550%	2,710,000	3,130,050

PHILIPPINES —%
Philippine Government International Bond
10/23/34	6.375%	925,000	1,205,989

The accompanying Notes to Financial Statements are an integral part of this statement.

90	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Foreign Government Obligations(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

QATAR 0.1%
Nakilat, Inc.(a)
12/31/33	6.067%	3,926,000	4,310,748

UNITED KINGDOM 0.1%
Lloyds Banking Group PLC Junior Subordinated(b)
12/31/49	7.500%	6,021,000	6,412,365

Total Foreign Government Obligations
(Cost: $68,433,329)			66,255,759

Municipal Bonds 0.5%
Issuer Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA —%
Los Angeles Unified School District Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009
07/01/34	5.750%	1,260,000	1,517,884

ILLINOIS 0.2%
City of Chicago Waterworks Revenue Bonds Build America Bonds Series 2010
11/01/40	6.742%	1,020,000	1,159,291

City of Chicago
Unlimited General Obligation Bonds
Taxable Project
Series 2011-C1
01/01/35	7.781%	1,815,000	1,951,234
Unlimited General Obligation Refunding Bonds
Taxable
Series 2014B
01/01/44	6.314%	4,190,000	3,964,578
Unlimited General Obligation Taxable Bonds
Series 2015B
01/01/33	7.375%	1,325,000	1,383,155

Total			8,458,258

KENTUCKY 0.1%
Kentucky Asset Liability Commission Taxable Revenue Bonds Series 2010
04/01/18	3.165%	6,503,422	6,605,135

OHIO 0.1%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B
01/01/35	4.532%	4,210,000	4,455,233

Municipal Bonds (continued)
Issuer Description	Coupon Rate	Principal Amount ($)	Value ($)

PUERTO RICO 0.1%
Puerto Rico Sales Tax Financing Corp.(i)
Revenue Bonds
1st Senior Series 2009C
08/01/57	5.750%	1,570,000	891,006
1st Subordinated Series 2009A-1
08/01/43	5.250%	4,470,000	1,793,856
1st Subordinated Series 2009B
08/01/44	6.500%	685,000	287,707
1st Subordinated Series 2010C
08/01/41	5.250%	4,065,000	1,631,528

Total			4,604,097

Total Municipal Bonds
(Cost: $27,383,685)			25,640,607

Preferred Debt 0.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BANKING 0.4%
HSBC Holdings PLC(b)
12/31/49	8.000%	202,410	5,276,829

M&T Bank Corp.(b)
12/31/49	6.375%	5,584	5,958,128
12/31/49	6.375%	800	858,000

State Street Corp.(b)
12/31/49	5.900%	122,495	3,390,661

U.S. Bancorp(b)
12/31/49	6.500%	214,000	6,141,800

Total			21,625,418

BROKERAGE/ASSET MANAGERS/EXCHANGES 0.1%
Merrill Lynch Capital Trust I(b)
12/15/66	6.450%	145,000	3,696,050

BUILDING MATERIALS 0.2%
Stanley Black & Decker, Inc.
07/25/52	5.750%	299,525	7,760,693

PROPERTY & CASUALTY —%
Allstate Corp. (The)(b)
01/15/53	5.100%	71,838	1,773,680

Total Preferred Debt
(Cost: $34,519,489)			34,855,841

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	91

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Senior Loans 0.1%
Borrower	Weighted Average Coupon	Principal Amount	Value ($)

HEALTH CARE —%
American Renal Holdings, Inc. 2nd Lien Term Loan(b)(j)
03/20/20	8.500%	223,000	215,195

PHARMACEUTICALS —%
Concordia Healthcare Corp. Term Loan(b)(j)
10/21/21	5.250%	470,000	450,321

TECHNOLOGY 0.1%
Applied Systems, Inc. 2nd Lien Term Loan(b)(j)
01/24/22	7.500%	36,000	32,940

Microsemi Corp. Tranche B Term Loan(b)(e)(j)
01/17/23	5.250%	1,658,000	1,625,669

Riverbed Technology, Inc. Term Loan(b)(j)
04/25/22	6.000%	290,076	288,367

Total			1,946,976

Total Senior Loans
(Cost: $2,606,345)			2,612,492

Options Purchased Puts —%
Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(k)
	25,500,000	2.15	09/09/16	225,519
	30,000,000	2.00	12/12/16	478,974

Total Options Purchased Puts
(Cost: $770,625)				704,493

Money Market Funds 0.2%
			Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(l)(m)			8,773,621	8,773,621

Total Money Market Funds
(Cost: $8,773,621)				8,773,621

Total Investments
(Cost: $5,821,411,911)				5,754,043,113

Other Assets & Liabilities, Net				(564,435,052)

Net Assets				5,189,608,061

At December 31, 2015, securities totaling $25,487,723 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 5YR NOTE (CBT)	2,172	USD	256,991,720	03/2016	—	(552,773)
US 5YR NOTE (CBT)	102	USD	12,068,672	03/2016	—	(33,652)

Total			269,060,392		—	(586,425)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE (CBT)	(379)	USD	(47,718,469)	03/2016	—	(67,539)
US 10YR NOTE (CBT)	(128)	USD	(16,116,000)	03/2016	—	(40,230)
US 2YR NOTE (CBT)	(113)	USD	(24,547,484)	03/2016	40,395	—
US 2YR NOTE (CBT)	(1,050)	USD	(228,096,095)	03/2016	253,467	—
US LONG BOND(CBT)	(39)	USD	(5,996,250)	03/2016	—	(9,824)
US LONG BOND(CBT)	(85)	USD	(13,068,750)	03/2016	66,488	—
US ULTRA BOND CBT	(111)	USD	(17,614,312)	03/2016	—	(98,770)

Total			(353,157,360)		360,350	(216,363)

The accompanying Notes to Financial Statements are an integral part of this statement.

92	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Credit Default Swap Contracts Outstanding at December 31, 2015

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Electricite de France SA	12/20/2020	1.000	2,560,000	(22,378)	13,269	(782)	—	(9,891)

Barclays	Electricite de France SA	12/20/2020	1.000	2,560,000	(22,378)	7,237	(782)	—	(15,923)

Barclays	Electricite de France SA	12/20/2020	1.000	2,560,000	(22,378)	6,020	(782)	—	(17,140)

Barclays	Xerox Corp.	12/20/2020	1.000	5,125,000	136,130	(165,944)	(1,566)	—	(31,380)

Citi	Campbell Soup Co.	09/20/2020	1.000	15,910,000	(521,892)	293,280	(4,861)	—	(233,473)

Citi	D.R. Horton, Inc.	12/20/2020	1.000	6,445,000	107,783	(166,951)	(1,969)	—	(61,137)

Citi	Energy Transfer Partners, LP	12/20/2020	1.000	5,105,000	602,216	(326,443)	(1,560)	274,213	—

Citi	Home Depot, Inc.	09/20/2020	1.000	62,685,000	(2,480,477)	2,043,759	(19,154)	—	(455,872)

Citi	International Business Machines Corp.	12/20/2020	1.000	5,100,000	(144,144)	133,872	(1,558)	—	(11,830)

Citi	Kinder Morgan, Inc.	12/20/2020	1.000	5,105,000	611,033	(460,318)	(1,560)	149,155	—

Citi	Markit CDX Emerging Markets Index, Series 24 Version 2	12/20/2020	1.000	20,143,900	2,246,584	(2,454,028)	(6,155)	—	(213,599)

Citi	Marriott International, Inc.	06/20/2020	1.000	22,390,000	(605,310)	510,747	(6,841)	—	(101,404)

Citi	McDonald’s Corp.	12/20/2020	1.000	14,700,000	(474,930)	386,612	(4,492)	—	(92,810)

Citi	Morgan Stanley	12/20/2020	1.000	12,445,000	(113,056)	35,134	(3,803)	—	(81,725)

Citi	Nordstrom, Inc.	12/20/2020	1.000	5,145,000	(59,146)	115,092	(1,572)	54,374	—

Citi	Toll Brothers, Inc.	09/20/2020	1.000	14,715,000	366,082	(288,792)	(4,496)	72,794	—

Citi	Viacom, Inc.	12/20/2020	1.000	7,685,000	218,791	(385,897)	(2,348)	—	(169,454)

Citi	Viacom, Inc.	12/20/2020	1.000	7,690,000	218,934	(323,150)	(2,350)	—	(106,566)

Citi	Yum! Brands, Inc.	12/20/2020	1.000	5,120,000	221,089	(404,969)	(1,564)	—	(185,444)

Goldman Sachs International	Bank of America Corp.	12/20/2020	1.000	41,260,000	(580,649)	506,826	(12,607)	—	(86,430)

Goldman Sachs International	Bank of America Corp.	12/20/2020	1.000	10,330,000	(145,374)	24,233	(3,156)	—	(124,297)

Goldman Sachs International	Barclays Bank, PLC	12/20/2020	1.000	25,720,000	(524,651)	513,124	(7,859)	—	(19,386)

Goldman Sachs International	Citigroup, Inc.	12/20/2020	1.000	10,330,000	(99,869)	(24,129)	(3,156)	—	(127,154)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	93

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Credit Default Swap Contracts Outstanding at December 31, 2015 (continued)

Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Citigroup, Inc.	12/20/2020	1.000	25,515,000	(246,675)	227,770	(7,796)	—	(26,701)

Goldman Sachs International	ConocoPhillips	09/20/2020	1.000	5,150,000	164,498	48,510	(1,574)	211,434	—

Goldman Sachs International	ConocoPhillips	12/20/2020	1.000	20,470,000	763,590	291,682	(6,255)	1,049,017	—

Goldman Sachs International	Costco Wholesale Corp.	12/20/2020	1.000	5,140,000	(191,881)	178,482	(1,571)	—	(14,970)

Goldman Sachs International	Eaton Corp. PLC	06/20/2020	1.000	5,225,000	(116,395)	98,808	(1,597)	—	(19,184)

Goldman Sachs International	Electricite de France SA	12/20/2020	1.000	12,815,000	(112,019)	84,631	(3,916)	—	(31,304)

Goldman Sachs International	Electricite de France SA	12/20/2020	1.000	5,130,000	(44,842)	28,976	(1,568)	—	(17,434)

Goldman Sachs International	Electricite de France SA	12/20/2020	1.000	10,220,000	(89,336)	55,334	(3,123)	—	(37,125)

Goldman Sachs International	Markit CDX Emerging Markets Index, Series 24 Version 2	12/20/2020	1.000	15,106,700	1,684,801	(1,825,993)	(4,616)	—	(145,808)

Goldman Sachs International	McDonald’s Corp.	12/20/2020	1.000	17,805,000	(575,247)	485,709	(5,440)	—	(94,978)

Goldman Sachs International	Morgan Stanley	12/20/2020	1.000	23,125,000	(210,079)	(54,015)	(7,066)	—	(271,160)

Goldman Sachs International	Morgan Stanley	12/20/2020	1.000	9,295,000	(84,441)	(30,398)	(2,840)	—	(117,679)

Goldman Sachs International	Morgan Stanley	12/20/2020	1.000	10,265,000	(93,252)	(57,467)	(3,137)	—	(153,856)

Goldman Sachs International	Morgan Stanley	12/20/2020	1.000	13,775,000	(125,139)	109,932	(4,209)	—	(19,416)

Goldman Sachs International	Textron, Inc.	09/20/2020	1.000	26,775,000	(326,343)	112,482	(8,181)	—	(222,042)

Goldman Sachs International	Walt Disney Co. (The)	12/20/2020	1.000	12,765,000	(520,519)	498,483	(3,900)	—	(25,936)

Goldman Sachs International	Xerox Corp.	12/20/2020	1.000	7,685,000	204,128	(238,666)	(2,348)	—	(36,886)

Goldman Sachs International	Yum! Brands, Inc.	12/20/2020	1.000	7,690,000	332,065	(228,531)	(2,350)	101,184	—

JPMorgan	Bank of America Corp.	12/20/2020	1.000	12,845,000	(180,767)	30,163	(3,925)	—	(154,529)

JPMorgan	Barclays Bank, PLC	12/20/2020	1.000	7,680,000	168,528	(161,597)	(2,347)	4,584	—

JPMorgan	Campbell Soup Co.	12/20/2020	1.000	8,510,000	(284,465)	199,107	(2,600)	—	(87,958)

JPMorgan	Citigroup, Inc.	09/20/2020	1.000	9,980,000	(111,044)	13,338	(3,049)	—	(100,755)

JPMorgan	Citigroup, Inc.	12/20/2020	1.000	12,845,000	(124,183)	(24,037)	(3,925)	—	(152,145)

The accompanying Notes to Financial Statements are an integral part of this statement.

94	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Credit Default Swap Contracts Outstanding at December 31, 2015 (continued)

Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	ConocoPhillips	09/20/2020	1.000	7,800,000	249,141	136,924	(2,383)	383,682	—

JPMorgan	D.R. Horton, Inc.	12/20/2020	1.000	33,920,000	567,263	(807,685)	(10,364)	—	(250,786)

JPMorgan	Energy Transfer Partners, LP	09/20/2020	1.000	7,800,000	824,373	(283,268)	(2,383)	538,722	—

JPMorgan	General Mills, Inc.	12/20/2020	1.000	5,100,000	(188,759)	171,445	(1,558)	—	(18,872)

JPMorgan	Goldman Sachs Group, Inc.	12/20/2020	1.000	12,900,000	(115,546)	(30,162)	(3,942)	—	(149,650)

JPMorgan	Goldman Sachs Group, Inc.	12/20/2020	1.000	10,275,000	(92,033)	(33,603)	(3,140)	—	(128,776)

JPMorgan	Goldman Sachs Group, Inc.	12/20/2020	1.000	29,790,000	(266,830)	13,984	(9,103)	—	(261,949)

JPMorgan	International Business Machines Corp.	12/20/2020	1.000	5,115,000	(144,568)	100,113	(1,563)	—	(46,018)

JPMorgan	L Brands, Inc.	06/20/2020	1.000	13,880,000	218,633	(223,375)	(4,241)	—	(8,983)

JPMorgan	Markit CDX Emerging Markets Index, Series 24 Version 2	12/20/2020	1.000	15,106,700	1,684,801	(1,818,804)	(4,616)	—	(138,619)

JPMorgan	McDonald’s Corp.	12/20/2020	1.000	10,245,000	(330,997)	281,268	(3,130)	—	(52,859)

JPMorgan	McDonald’s Corp.	12/20/2020	1.000	5,105,000	(164,933)	136,423	(1,560)	—	(30,070)

JPMorgan	Toll Brothers, Inc.	09/20/2020	1.000	15,190,000	377,899	(330,868)	(4,641)	42,390	—

JPMorgan	Weatherford International PLC	12/20/2020	1.000	7,710,000	2,252,461	(1,526,584)	(2,356)	723,521	—

JPMorgan	Yum! Brands, Inc.	12/20/2020	1.000	2,560,000	110,544	(184,960)	(782)	—	(75,198)

JPMorgan	Yum! Brands, Inc.	12/20/2020	1.000	1,535,000	66,283	(114,029)	(469)	—	(48,215)

Morgan Stanley	Apache Corp.	12/20/2020	1.000	10,210,000	543,703	(535,097)	(3,120)	5,486	—

Morgan Stanley	Electricite de France SA	12/20/2020	1.000	10,195,000	(89,117)	62,234	(3,115)	—	(29,998)

Morgan Stanley	Goldman Sachs Group, Inc.	09/20/2020	1.000	15,715,000	(160,390)	69,847	(4,802)	—	(95,345)

Morgan Stanley	Goldman Sachs Group, Inc.	12/20/2020	1.000	6,155,000	(55,130)	(31,600)	(1,881)	—	(88,611)

Morgan Stanley	Newmont Mining Corp.	06/20/2020	1.000	5,225,000	207,133	(42,319)	(1,597)	163,217	—

Morgan Stanley	Nucor Corp.	09/20/2020	1.000	16,860,000	158,773	180,062	(5,152)	333,683	—

Morgan Stanley	Textron, Inc.	09/20/2020	1.000	3,170,000	(38,637)	25,567	(969)	—	(14,039)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	95

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Credit Default Swap Contracts Outstanding at December 31, 2015 (continued)

Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Time Warner, Inc.	09/20/2020	1.000	5,130,000	(94,786)	69,194	(1,568)	—	(27,160)

Morgan Stanley	Time Warner, Inc.	12/20/2020	1.000	7,685,000	(132,570)	65,524	(2,348)	—	(69,394)

Morgan Stanley	Viacom, Inc.	09/20/2020	1.000	5,130,000	113,161	(239,416)	(1,568)	—	(127,823)

Morgan Stanley*	Markit CDX North America High Yield Index, Series 25 Version 2	12/20/2020	5.000	303,610,658	(815,279)	—	(463,850)	—	(1,279,129)

Total								4,107,456	(6,816,275)

*	Centrally cleared swap contract

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	FedEx Corp.	06/20/2020	1.000	0.439	5,225,000	128,241	(114,603)	1,597	15,235	—

Goldman Sachs International	Barrick Gold Corp.	12/20/2020	1.000	3.364	5,100,000	(541,262)	557,167	1,558	17,463	—

Goldman Sachs International	Canadian Natural Resources Ltd.	06/20/2020	1.000	2.625	5,225,000	(352,302)	(30,749)	1,596	—	(381,455)

Morgan Stanley	Anadarko Petroleum Corp.	12/20/2020	1.000	3.106	10,210,000	(965,273)	918,076	3,120	—	(44,077)

Morgan Stanley	Mondelez International, Inc.	12/20/2020	1.000	0.350	5,100,000	161,071	(161,380)	1,558	1,249	—

Morgan Stanley*	Markit CDX North America Investment Grade Index, Series 25 Version 2	12/20/2020	1.000	0.888	230,855,000	622,366	—	70,539	692,905	—

Total									726,852	(425,532)

*	Centrally cleared swap contract
**	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Financial Statements are an integral part of this statement.

96	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Interest Rate Swap Contracts Outstanding at December 31, 2015

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount ($)	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	1.593	9/14/2020	USD	17,800,000	(159)	3,208	—

Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	1.569	9/16/2020	USD	18,000,000	(161)	26,556	—

Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	1.923	9/14/2022	USD	17,000,000	(179)	—	(76,945)

Total								29,764	(76,945)

*	Centrally cleared swap contract

Notes to Portfolio of Investments

(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2015, the value of these securities amounted to $1,425,095,423 or 27.46% of net assets.

(b)	Variable rate security.

(c)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2015, the value of these securities amounted to $90,270, which represents less than 0.01% of net assets.

(d)	Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(e)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(g)	Zero coupon bond.

(h)	Principal and interest may not be guaranteed by the government.

(i)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At December 31, 2015, the value of these securities amounted to $4,604,097 or 0.09% of net assets.

(j)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(k)	Purchased swaption contracts outstanding at December 31, 2015:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Citi	3-Month USD LIBOR BBA	Receive	2.000	12/14/2021	30,000,000	407,250	478,974

Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Receive	2.150	09/13/2021	25,500,000	363,375	225,519

Total							770,625	704,493

(l)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	37,346,282	2,637,895,959	(2,666,468,620)	8,773,621	53,163	8,773,621

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	97

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

98	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	2,412,865,173	—	2,412,865,173

Residential Mortgage-Backed Securities — Agency	—	1,075,832,795	—	1,075,832,795

Residential Mortgage-Backed Securities — Non-Agency	—	223,023,924	24,959,771	247,983,695

Commercial Mortgage-Backed Securities — Non-Agency	—	202,506,790	484,411	202,991,201

Asset-Backed Securities — Agency	—	90,134,242	—	90,134,242

Asset-Backed Securities — Non-Agency	—	829,692,311	8,913,804	838,606,115

U.S. Treasury Obligations	651,559,511	48,927,991	—	700,487,502

U.S. Government & Agency Obligations	—	46,299,577	—	46,299,577

Foreign Government Obligations	—	66,255,759	—	66,255,759

Municipal Bonds	—	25,640,607	—	25,640,607

Preferred Debt	34,855,841	—	—	34,855,841

Senior Loans	—	2,364,357	248,135	2,612,492

Options Purchased Puts	—	704,493	—	704,493

Money Market Funds	—	8,773,621	—	8,773,621

Total Investments	686,415,352	5,033,021,640	34,606,121	5,754,043,113

Derivatives

Assets

Futures Contracts	360,350	—	—	360,350

Swap Contracts	—	4,864,072	—	4,864,072

Liabilities

Futures Contracts	(802,788)	—	—	(802,788)

Swap Contracts	—	(7,318,752)	—	(7,318,752)

Total	685,972,914	5,030,566,960	34,606,121	5,751,145,995

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	37,346,282	37,346,282	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	99

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

December 31, 2015

Fair Value Measurements (continued)

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)	Residential Mortgage-Backed Securities - Agency ($)	Residential Mortgage-Backed Securities - Non-Agency ($)	Commercial Mortgage-Backed Securities - Non-Agency ($)	Asset-Backed Securities - Agency ($)	Asset-Backed Securities - Non-Agency ($)	Senior Loans ($)	Total ($)
Balance as of December 31, 2014	346,228	1,485,000	25,401,948	617,123	2,416,664	485,800	304,017	31,056,780

Increase (decrease) in accrued discounts/premiums	—	—	(44,071)	(442)	—	130	—	(44,383)

Realized gain (loss)	—	—	4,783	—	(17,250)	9,664	1,169	(1,634)

Change in unrealized appreciation (depreciation)(a)	—	—	(6,951)	(43)	8,336	(30,125)	(6,772)	(35,555)

Sales	(346,228)	—	(3,690,714)	(1,996,665)	(2,407,750)	(1,269,543)	(85,319)	(9,796,219)

Purchases	—	—	18,591,878	—	—	9,717,878	—	28,309,756

Transfers into Level 3	—	—	—	1,864,438	—	—	35,040	1,899,478

Transfers out of Level 3	—	(1,485,000)	(15,297,102)	—	—	—	—	(16,782,102)

Balance as of December 31, 2015	—	—	24,959,771	484,411	—	8,913,804	248,135	34,606,121

(a)	Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2015 was $(42,544), which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $(5,785) Commercial Mortgage-Backed Securities — Non-Agency of $(43), Asset-Backed Securities — Non-Agency of $(30,156) and Senior Loans of $(6,560).

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential, commercial and asset backed securities as well as senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

100	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 99.5%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 12.7%
Auto Components 0.1%

Delphi Automotive PLC	33,800	2,897,674

Automobiles 1.3%

Ford Motor Co.	3,977,300	56,040,157

Hotels, Restaurants & Leisure 1.9%

Carnival Corp.	492,800	26,847,744

Darden Restaurants, Inc.	849,200	54,043,088

Total		80,890,832

Internet & Catalog Retail 1.5%

Amazon.com, Inc.(a)	94,600	63,939,194

Media 2.4%

Comcast Corp., Class A	1,836,500	103,633,695

Multiline Retail 1.3%

Target Corp.	762,100	55,336,081

Specialty Retail 4.2%

Best Buy Co., Inc.	1,939,700	59,063,865

Home Depot, Inc. (The)	894,400	118,284,400

Total		177,348,265

Total Consumer Discretionary		540,085,898

CONSUMER STAPLES 10.2%
Beverages 0.5%

Coca-Cola Enterprises, Inc.	152,900	7,528,796

Dr. Pepper Snapple Group, Inc.	167,700	15,629,640

Total		23,158,436

Food & Staples Retailing 4.5%

CVS Health Corp.	31,600	3,089,532

Kroger Co. (The)	2,239,000	93,657,370

Wal-Mart Stores, Inc.	1,501,400	92,035,820

Total		188,782,722

Food Products 1.2%

Archer-Daniels-Midland Co.	381,000	13,975,080

Tyson Foods, Inc., Class A	702,200	37,448,326

Total		51,423,406

Tobacco 4.0%

Altria Group, Inc.	1,233,100	71,778,751

Philip Morris International, Inc.	1,126,200	99,004,242

Total		170,782,993

Total Consumer Staples		434,147,557

Common Stocks (continued)
Issuer	Shares	Value ($)
ENERGY 6.5%
Energy Equipment & Services 1.0%

Transocean Ltd.	3,493,200	43,245,816

Oil, Gas & Consumable Fuels 5.5%

Chevron Corp.	581,300	52,293,748

ConocoPhillips	1,773,800	82,818,722

Exxon Mobil Corp.	111,900	8,722,605

Valero Energy Corp.	1,278,700	90,416,877

Total		234,251,952

Total Energy		277,497,768

FINANCIALS 16.0%
Banks 4.6%

Citigroup, Inc.	1,988,900	102,925,575

JPMorgan Chase & Co.	1,350,800	89,193,324

Total		192,118,899

Capital Markets 1.4%

BlackRock, Inc.	71,600	24,381,232

T. Rowe Price Group, Inc.	489,000	34,958,610

Total		59,339,842

Consumer Finance 1.0%

Capital One Financial Corp.	213,000	15,374,340

Navient Corp.	2,475,800	28,347,910

Total		43,722,250

Diversified Financial Services 2.6%

Moody’s Corp.	747,900	75,044,286

Voya Financial, Inc.	939,900	34,691,709

Total		109,735,995

Insurance 3.6%

Aflac, Inc.	412,200	24,690,780

Aon PLC	354,800	32,716,108

MetLife, Inc.	357,700	17,244,717

Prudential Financial, Inc.	751,600	61,187,756

Travelers Companies, Inc. (The)	158,800	17,922,168

Total		153,761,529

Real Estate Investment Trusts (REITs) 2.8%

Crown Castle International Corp.	222,400	19,226,480

Digital Realty Trust, Inc.	184,200	13,929,204

Simon Property Group, Inc.	434,100	84,406,404

Total		117,562,088

Total Financials		676,240,603

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	101

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
HEALTH CARE 15.4%
Biotechnology 4.0%

Alexion Pharmaceuticals, Inc.(a)	130,700	24,931,025

Alkermes PLC(a)	175,900	13,962,942

Biogen, Inc.(a)	114,000	34,923,900

BioMarin Pharmaceutical, Inc.(a)	125,500	13,147,380

Celgene Corp.(a)	344,700	41,281,272

Incyte Corp.(a)	154,900	16,798,905

Vertex Pharmaceuticals, Inc.(a)	207,400	26,097,142

Total		171,142,566

Health Care Equipment & Supplies 2.1%

Abbott Laboratories	1,222,500	54,902,475

DENTSPLY International, Inc.	357,300	21,741,705

Stryker Corp.	129,300	12,017,142

Total		88,661,322

Health Care Providers & Services 3.2%

AmerisourceBergen Corp.	674,700	69,973,137

McKesson Corp.	327,600	64,612,548

Total		134,585,685

Life Sciences Tools & Services 0.1%

Agilent Technologies, Inc.	117,500	4,912,675

Pharmaceuticals 6.0%

Johnson & Johnson	1,359,000	139,596,480

Pfizer, Inc.	3,537,300	114,184,044

Total		253,780,524

Total Health Care		653,082,772

INDUSTRIALS 9.8%
Aerospace & Defense 4.1%

Boeing Co. (The)	638,600	92,335,174

Honeywell International, Inc.	604,600	62,618,422

Raytheon Co.	157,500	19,613,475

Total		174,567,071

Air Freight & Logistics 1.0%

CH Robinson Worldwide, Inc.	175,700	10,896,914

United Parcel Service, Inc., Class B	317,100	30,514,533

Total		41,411,447

Airlines 1.9%

Delta Air Lines, Inc.	1,611,900	81,707,211

Electrical Equipment 2.0%

Eaton Corp. PLC	590,300	30,719,212

Rockwell Automation, Inc.	539,600	55,368,356

Total		86,087,568

Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 0.5%

Illinois Tool Works, Inc.	210,300	19,490,604

Professional Services 0.3%

Equifax, Inc.	94,800	10,557,876

Total Industrials		413,821,777

INFORMATION TECHNOLOGY 20.5%
Communications Equipment 2.3%

Cisco Systems, Inc.	3,630,900	98,597,090

Internet Software & Services 3.4%

Alphabet, Inc., Class A(a)	26,000	20,228,260

Facebook, Inc., Class A(a)	430,700	45,077,062

VeriSign, Inc.(a)	915,100	79,943,136

Total		145,248,458

IT Services 2.3%

MasterCard, Inc., Class A	1,011,700	98,499,112

Semiconductors & Semiconductor Equipment 2.5%

Intel Corp.	1,391,200	47,926,840

NVIDIA Corp.	1,722,400	56,770,304

Total		104,697,144

Software 5.6%

Electronic Arts, Inc.(a)	1,164,800	80,045,056

Microsoft Corp.	468,800	26,009,024

Oracle Corp.	2,481,000	90,630,930

Red Hat, Inc.(a)	472,100	39,094,601

Total		235,779,611

Technology Hardware, Storage & Peripherals 4.4%

Apple, Inc.(b)	1,784,600	187,846,996

Total Information Technology		870,668,411

MATERIALS 2.5%
Chemicals 1.5%

LyondellBasell Industries NV, Class A	676,500	58,787,850

Mosaic Co. (The)	249,600	6,886,464

Total		65,674,314

Metals & Mining 0.2%

Newmont Mining Corp.	415,800	7,480,242

Paper & Forest Products 0.8%

International Paper Co.	850,400	32,060,080

Total Materials		105,214,636

The accompanying Notes to Financial Statements are an integral part of this statement.

102	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
TELECOMMUNICATION SERVICES 2.7%
Diversified Telecommunication Services 2.7%

Verizon Communications, Inc.	2,479,000	114,579,380

Total Telecommunication Services		114,579,380

UTILITIES 3.2%
Electric Utilities 1.5%

Entergy Corp.	908,200	62,084,552

Multi-Utilities 1.7%

Public Service Enterprise Group, Inc.	1,865,900	72,191,671

Total Utilities		134,276,223

Total Common Stocks
(Cost: $4,036,676,249)		4,219,615,025

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284% (c)(d)	23,543,712	23,543,712

Total Money Market Funds
(Cost: $23,543,712)		23,543,712

Total Investments
(Cost: $4,060,219,961)		4,243,158,737

Other Assets & Liabilities, Net		(4,241,480)

Net Assets		4,238,917,257

At December 31, 2015, securities totaling $2,810,442 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 FUTURE	51	USD	25,951,350	03/2016	427,747	—

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(c)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	40,171,957	141,323,336	(157,951,581)	23,543,712	39,812	23,543,712

Currency Legend

USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	103

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

104	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	540,085,898	—	—	540,085,898

Consumer Staples	434,147,557	—	—	434,147,557

Energy	277,497,768	—	—	277,497,768

Financials	676,240,603	—	—	676,240,603

Health Care	653,082,772	—	—	653,082,772

Industrials	413,821,777	—	—	413,821,777

Information Technology	870,668,411	—	—	870,668,411

Materials	105,214,636	—	—	105,214,636

Telecommunication Services	114,579,380	—	—	114,579,380

Utilities	134,276,223	—	—	134,276,223

Total Common Stocks	4,219,615,025	—	—	4,219,615,025

Money Market Funds	—	23,543,712	—	23,543,712

Total Investments	4,219,615,025	23,543,712	—	4,243,158,737

Derivatives

Assets

Futures Contracts	427,747	—	—	427,747

Total	4,220,042,772	23,543,712	—	4,243,586,484

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	40,171,957	40,171,957	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	105

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Inflation-Indexed Bonds(a) 97.6%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
AUSTRALIA 0.9%
Australia Government Bond
09/20/30	2.500%	AUD	333,899	296,495

Australia Government Bond(b)
02/21/22	1.250%	AUD	420,852	321,812
08/21/35	2.000%	AUD	278,479	236,075

Australia Government Index-Linked Bond
08/20/20	4.000%	AUD	48,872	41,672

Australia Government Index-Linked Bond(b)
09/20/25	3.000%	AUD	504,681	449,604

Total				1,345,658

CANADA 2.2%
Canadian Government Real Return Bond
12/01/21	4.250%	CAD	252,627	232,419
12/01/26	4.250%	CAD	499,660	521,464
12/01/31	4.000%	CAD	535,889	605,082
12/01/36	3.000%	CAD	475,483	512,169
12/01/41	2.000%	CAD	491,778	472,554
12/01/44	1.500%	CAD	561,163	495,597
12/01/47	1.250%	CAD	288,873	243,988

Total				3,083,273

DENMARK 0.2%
Denmark Government Bond
11/15/23	0.100%	DKK	1,651,792	246,464

FRANCE 6.5%
France Government Bond OAT
07/25/24	0.250%	EUR	877,757	1,002,193

France Government Bond OAT
07/25/18	0.250%	EUR	5,206	5,823
07/25/19	1.300%	EUR	58,654	68,416
07/25/20	2.250%	EUR	311,551	386,616
07/25/21	0.100%	EUR	85,847	96,886
07/25/23	2.100%	EUR	664,629	858,232
03/01/25	0.100%	EUR	345,459	384,477
07/25/27	1.850%	EUR	508,407	674,470
07/25/29	3.400%	EUR	1,108,338	1,752,511
07/25/32	3.150%	EUR	99,032	159,017
07/25/40	1.800%	EUR	1,325,575	1,918,929

France Government Bond OAT(b)
07/25/30	0.700%	EUR	1,752,032	2,054,888

Total				9,362,458

GERMANY 3.8%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond
04/15/18	0.750%	EUR	5,320	5,923
04/15/30	0.500%	EUR	687,970	817,294

Deutsche Bundesrepublik Inflation-Linked Bond
04/15/20	1.750%	EUR	219,378	262,491
04/15/23	0.100%	EUR	2,908,028	3,308,545

Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
04/15/26	0.100%	EUR	839,521	958,472
04/15/46	0.100%	EUR	142,327	156,491

Total				5,509,216

ITALY 6.6%
Italy Buoni Poliennali Del Tesoro
09/15/16	2.100%	EUR	5,359	5,898
09/15/26	3.100%	EUR	2,362,549	3,196,605

Italy Buoni Poliennali Del Tesoro(b)
09/15/23	2.600%	EUR	685,860	875,945
09/15/24	2.350%	EUR	875,403	1,096,973
09/15/35	2.350%	EUR	221,432	295,517
09/15/41	2.550%	EUR	2,877,337	3,919,701

Total				9,390,639

JAPAN 12.7%
Japanese Government CPI-Linked Bond
12/10/16	1.100%	JPY	1,030,000,000	8,916,469
06/10/17	1.200%	JPY	830,400,000	7,309,482
09/10/23	0.100%	JPY	724,500	6,349
03/10/24	0.100%	JPY	102,900	902
09/10/24	0.100%	JPY	154,754,600	1,360,661
03/10/25	0.100%	JPY	66,599,200	585,122

Total				18,178,985

NEW ZEALAND 1.4%
New Zealand Government Bond(b)
09/20/30	3.000%	NZD	2,741,246	1,968,449

SPAIN 3.8%
Spain Government Inflation-Linked Bond(b)
11/30/19	0.550%	EUR	887,292	988,661
11/30/24	1.800%	EUR	3,644,415	4,339,593
11/30/30	1.000%	EUR	109,983	117,193

Total				5,445,447

SWEDEN 0.9%
Sweden Inflation-Linked Bond
12/01/20	4.000%	SEK	12,823	1,901
06/01/22	0.250%	SEK	2,514,016	316,162
06/01/25	1.000%	SEK	3,000,786	405,887
12/01/28	3.500%	SEK	2,821,426	494,491

Total				1,218,441

UNITED KINGDOM 22.9%
United Kingdom Gilt Inflation-Linked Bond
03/22/58	0.125%	GBP	938,070	1,988,933

United Kingdom Gilt Inflation-Linked Bond(b)
11/22/27	1.250%	GBP	248,717	449,242
03/22/29	0.125%	GBP	1,644,980	2,655,286
07/22/30	4.125%	GBP	611,421	1,532,243
11/22/32	1.250%	GBP	2,252,839	4,433,151

The accompanying Notes to Financial Statements are an integral part of this statement.

106	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2015

Inflation-Indexed Bonds(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
03/22/34	0.750%	GBP	2,246,075	4,169,417
01/26/35	2.000%	GBP	1,094,797	2,430,807
11/22/37	1.125%	GBP	1,103,492	2,311,230
03/22/40	0.625%	GBP	1,378,275	2,721,322
11/22/42	0.625%	GBP	323,671	662,235
03/22/44	0.125%	GBP	610,162	1,119,510
11/22/47	0.750%	GBP	1,098,742	2,454,689
03/22/50	0.500%	GBP	939,202	2,035,487
03/22/52	0.250%	GBP	680,790	1,406,564
11/22/55	1.250%	GBP	688,587	1,955,297
03/22/62	0.375%	GBP	55,020	134,192
03/22/68	0.125%	GBP	163,865	389,141

Total				32,848,746

UNITED STATES 35.7%
U.S. Treasury Inflation-Indexed Bond
04/15/19	0.125%		5,075	5,045
04/15/20	0.125%		3,412,483	3,368,984
07/15/20	1.250%		5,453	5,671
07/15/21	0.625%		147,736	148,706
07/15/22	0.125%		1,882,317	1,825,111
01/15/23	0.125%		5,000,531	4,794,454
07/15/23	0.375%		3,081,330	3,010,154
01/15/24	0.625%		126,396	124,962
07/15/24	0.125%		5,008	4,757
01/15/25	0.250%		1,420,872	1,356,211
01/15/25	2.375%		2,327,947	2,646,525
07/15/25	0.375%		5,716,701	5,534,778
01/15/26	2.000%		2,744,130	3,048,772
01/15/27	2.375%		2,464,883	2,849,477
01/15/28	1.750%		1,640,480	1,792,480
04/15/28	3.625%		1,882,240	2,460,539
04/15/32	3.375%		609,668	824,886
02/15/40	2.125%		3,202,135	3,770,056
02/15/41	2.125%		59,733	70,725
02/15/42	0.750%		6,778,487	5,955,009
02/15/43	0.625%		3,828	3,239
02/15/44	1.375%		20,410	20,772
02/15/45	0.750%		545,406	475,653

U.S. Treasury Inflation-Indexed Bond(c)
01/15/29	2.500%		5,976,419	7,080,031

Total				51,176,997

Total Inflation-Indexed Bonds
(Cost: $147,514,069)				139,774,773

Foreign Government Obligations(a)(d) 0.3%
BRAZIL 0.2%
Brazil Notas do Tesouro Nacional
01/01/17	10.000%	BRL	1,291,000	310,630

GREECE 0.1%
Hellenic Republic Government Bond(e)
10/15/42	0.000%	EUR	12,871,600	52,596

Total Foreign Government Obligations
(Cost: $1,019,529)				363,226

Options Purchased Calls(a) 0.1%
Issuer	Notional ($)/ Contracts		Exercise Price ($)	Expiration Date	Value ($)
EUR Call/GBP Put
	1,325,000	EUR	0.74	02/16/16	16,289

Inflation Indexed Cap — US CPI Urban Consumers NSA(f)
	4,610,000		2.00	11/06/16	1,808
	1,850,000		2.00	11/10/16	725

NZD Call/USD Put
	2,255,000	NZD	0.70	01/27/16	8,316

USD Call/CAD Put
	3,970,000		1.38	01/08/16	35,000
	3,970,000		1.39	01/08/16	13,300
	7,940,000		1.42	01/08/16	2,573

USD Call/JPY Put
	3,715,000		127.00	01/15/16	4
	1,440,000		121.75	03/17/16	12,066

Total Options Purchased Calls
(Cost: $106,049)					90,081

Options Purchased Puts(a) 0.2%
CAD Put/JPY Call
	3,955,000	CAD	86.00	01/15/16	11,936
	3,955,000	CAD	87.00	01/15/16	24,444
	3,955,000	CAD	90.00	01/15/16	103,158

CHF Put/NOK Call
	3,185,000	CHF	7.72	08/02/16	5,956

CHF Put/SEK Call
	1,570,000	CHF	8.26	03/18/16	10,563

EUR Put/GBP Call
	1,325,000	EUR	0.72	02/16/16	4,673

GBP Put/JPY Call
	995,000	GBP	175.00	05/12/16	26,739

GBP Put/USD Call
	1,945,000	GBP	1.48	02/05/16	35,885

Put — OTC 10-Year Interest Rate Swap(g)
	11,200,000		2.75	01/15/16	28

Put — OTC 30-Year Interest Rate Swap(g)
	877,500		2.95	06/02/16	17,157

Put — OTC 30-Year Interest Rate Swap(g)
	2,695,000		3.25	03/16/16	3,832

Put — OTC 30-Year Interest Rate Swap(g)(h)
	2,600,000		3.35	01/15/16	—
	4,600,000		3.75	01/15/16	—

USD Put/CAD Call
	3,970,000		1.35	01/08/16	552

USD Put/JPY Call
	7,430,000		120.50	01/15/16	52,315
	1,440,000		119.25	03/17/16	17,011

USD Put/MXN Call
	1,485,000		16.15	02/26/16	1,103

Total Options Purchased Puts
(Cost: $468,601)					315,352

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	107

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2015

Money Market Funds 0.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.284%(i)(j)(k)	574,241	574,241

Total Money Market Funds
(Cost: $574,241)		574,241

Total Investments
(Cost: $149,682,489)		141,117,673

Other Assets & Liabilities, Net		2,066,893

Net Assets		143,184,566

At December 31, 2015, securities and cash totaling $1,955,857 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2015

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Citi	01/06/2016	445,000	GBP	669,958	USD	13,937	—

Citi	01/06/2016	674,502	USD	622,000	EUR	1,474	—

Citi	01/06/2016	1,637,545	USD	1,111,000	GBP	296	—

Citi	01/06/2016	2,291,562	USD	39,454,000	MXN	—	(2,487)

Citi	01/11/2016	911,670	CAD	660,000	USD	1,127	—

Citi	01/19/2016	795,000	CAD	70,863,120	JPY	15,182	—

Citi	01/19/2016	345,000	EUR	248,871	GBP	—	(8,162)

Citi	02/16/2016	997,500	EUR	738,132	GBP	3,060	—

Citi	02/16/2016	486,731	GBP	665,000	EUR	5,857	—

Citi	05/16/2016	195,000	GBP	36,448,873	JPY	16,858	—

Citi	05/16/2016	36,426,585	JPY	195,000	GBP	—	(16,672)

Deutsche Bank	01/06/2016	1,994,000	AUD	1,449,999	USD	—	(2,955)

Deutsche Bank	01/06/2016	4,283,000	CAD	3,188,863	USD	93,532	—

Deutsche Bank	01/06/2016	1,599,939	DKK	227,718	USD	—	(5,272)

Deutsche Bank	01/06/2016	5,019,000	EUR	5,462,368	USD	7,832	—

Deutsche Bank	01/06/2016	24,607,800	EUR	26,079,838	USD	—	(663,364)

Deutsche Bank	01/06/2016	31,554,500	GBP	47,528,728	USD	1,010,946	—

Deutsche Bank	01/06/2016	25,767,000	MXN	1,555,049	USD	60,078	—

Deutsche Bank	01/06/2016	550,000	NZD	378,269	USD	2,123	—

Deutsche Bank	01/06/2016	2,884,000	NZD	1,912,865	USD	—	(59,508)

Deutsche Bank	01/06/2016	107,681	USD	150,000	AUD	1,618	—

Deutsche Bank	01/06/2016	532,706	USD	491,000	EUR	902	—

Deutsche Bank	01/06/2016	24,885,476	USD	22,761,800	EUR	—	(148,465)

Deutsche Bank	01/06/2016	47,332,112	USD	31,859,500	GBP	—	(364,698)

Deutsche Bank	01/07/2016	2,233,834,000	JPY	18,163,078	USD	—	(422,805)

Deutsche Bank	01/07/2016	9,887,000	SEK	1,140,231	USD	—	(31,086)

Deutsche Bank	01/07/2016	11,403	USD	99,193	SEK	348	—

Deutsche Bank	01/08/2016	1,279,000	BRL	338,002	USD	15,068	—

Deutsche Bank	01/11/2016	1,006,632	CAD	725,000	USD	—	(2,502)

The accompanying Notes to Financial Statements are an integral part of this statement.

108	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2015

Forward Foreign Currency Exchange Contracts Open at December 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Deutsche Bank	01/11/2016	2,625,000	USD	3,650,713	CAD	13,405	—

Deutsche Bank	01/15/2016	3,635,000	USD	442,648,017	JPY	48,542	—

Deutsche Bank	01/19/2016	780,000	CAD	68,432,300	JPY	5,792	—

Deutsche Bank	01/19/2016	340,000	EUR	247,418	GBP	—	(4,868)

Deutsche Bank	01/19/2016	249,318	GBP	340,000	EUR	2,067	—

Deutsche Bank	01/19/2016	254,679	GBP	345,000	EUR	—	(402)

Deutsche Bank	01/19/2016	160,000	GBP	247,101	USD	11,219	—

Deutsche Bank	01/19/2016	142,970,574	JPY	1,590,000	CAD	—	(40,719)

Deutsche Bank	01/19/2016	884,337,767	JPY	7,322,500	USD	—	(37,242)

Deutsche Bank	01/19/2016	1,852,456	USD	223,665,289	JPY	8,958	—

Deutsche Bank	01/29/2016	366,145	USD	560,000	NZD	16,217	—

Deutsche Bank	02/03/2016	22,761,800	EUR	24,902,092	USD	147,454	—

Deutsche Bank	02/03/2016	22,659,500	GBP	33,562,141	USD	154,649	—

Deutsche Bank	02/09/2016	711,490	USD	480,000	GBP	—	(3,810)

Deutsche Bank	02/16/2016	332,500	EUR	245,958	GBP	894	—

Deutsche Bank	05/16/2016	44,161,360	JPY	245,000	GBP	—	(7,538)

Total						1,659,435	(1,822,555)

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO-BOBL FUTURE	5	EUR	710,028	03/2016	—	(1,057)
LONG GILT FUTURE	58	GBP	9,984,256	03/2016	—	(51,934)
US 5YR NOTE (CBT)	26	USD	3,076,328	03/2016	—	(10,366)
US 5YR NOTE (CBT)	2	USD	236,641	03/2016	—	(721)
US 5YR NOTE (CBT)	8	USD	946,562	03/2016	—	(2,947)

Total			14,953,815		—	(67,025)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO BUXL 30Y BND	(3)	EUR	(493,602)	03/08/2016	4,377	—
Euro-BTP Future	(18)	EUR	(2,697,922)	03/08/2016	—	(4,053)
Euro-BTP Future	(4)	EUR	(599,538)	03/08/2016	—	(1,110)
Euro-BTP Future	(31)	EUR	(4,646,421)	03/08/2016	—	(10,136)
EURO-BUND FUTURE	(8)	EUR	(1,372,956)	03/08/2016	3,586	—
JPN 10Y BOND(OSE)	(9)	JPY	(11,159,865)	03/14/2016	—	(25,982)
US 10YR NOTE (CBT)	(12)	USD	(1,510,875)	03/21/2016	3,245	—
US 2YR NOTE (CBT)	(14)	USD	(3,041,281)	03/31/2016	6,449	—
US 2YR NOTE (CBT)	(3)	USD	(651,703)	03/31/2016	886	—
US 2YR NOTE (CBT)	(6)	USD	(1,303,406)	03/31/2016	2,344	—
US 2YR NOTE (CBT)	(6)	USD	(1,303,406)	03/31/2016	1,833	—
US LONG BOND(CBT)	(2)	USD	(307,500)	03/21/2016	5,747	—
US ULTRA BOND CBT	(3)	USD	(476,062)	03/21/2016	2,340	—
US ULTRA BOND CBT	(1)	USD	(158,688)	03/21/2016	—	(2,045)

Total			(29,723,225)		30,807	(43,326)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	109

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2015

Options Contracts Written Outstanding at December 31, 2015

Issuer	Puts/Calls	Notional Amount ($)	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
CAD Put/JPY Call	Put	3,955,000	87.00	6,502	01/2016	24,444
CAD Put/JPY Call	Put	3,955,000	90.00	47,441	01/2016	103,157
CAD Put/JPY Call	Put	3,955,000	84.50	6,209	01/2016	3,636
CHF Call/SEK Put	Call	1,570,000	9.10	14,790	03/2016	3,041
GBP Call/JPY Put	Call	995,000	188.50	7,187	05/2016	7,187
NZD Call USD Put	Call	2,255,000	0.70	14,646	01/2016	8,316
Call — OTC 10-Year Interest Rate Swap(l)	Call	4,367,500	2.10	25,987	01/2016	6,817
Call — OTC 10-Year Interest Rate Swap(l)	Call	4,367,500	2.15	29,917	01/2016	11,723
Call — OTC 10-Year Interest Rate Swap(l)	Call	7,200,000	1.90	142,664	02/2017	83,271
Put — OTC 10-Year Interest Rate Swap(l)	Put	7,200,000	2.90	205,607	02/2017	103,677
USD Call/ CAD Put	Call	3,970,000	1.39	29,418	01/2016	13,300
USD Call/CAD Put	Call	3,970,000	1.38	35,833	01/2016	35,000
USD Call/JPY Put	Call	3,715,000	127.00	16,197	01/2016	4
USD Call/MXN Put	Call	1,485,000	18.00	9,950	02/2016	9,081
USD Put/JPY Call	Put	3,715,000	120.50	21,547	01/2016	26,157

Total						438,811

Interest Rate Swap Contracts Outstanding at December 31, 2015

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount ($)	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs*	3-Month USD LIBOR-BBA	Receive	2.800	02/25/2025	USD	1,500,000	—	—	(79,894)
Goldman Sachs*	3-Month USD LIBOR-BBA	Pay	2.160	09/25/2025	USD	2,800,000	(56)	6,801	—
Goldman Sachs*	3-Month USD LIBOR-BBA	Receive	1.630	05/31/2020	USD	700,000	(12)	2,518	—
Goldman Sachs*	3-Month USD LIBOR-BBA	Receive	1.660	05/31/2020	USD	1,250,000	(22)	2,984	—
Goldman Sachs*	3-Month USD LIBOR-BBA	Receive	2.560	05/15/2041	USD	820,000	(20)	14,388	—
Goldman Sachs*	3-Month USD LIBOR-BBA	Receive	2.598	05/15/2041	USD	793,000	(20)	8,107	—
Goldman Sachs*	3-Month USD LIBOR-BBA	Pay	2.550	12/04/2045	USD	530,000	(14)	—	(11,328)
Goldman Sachs*	3-Month USD LIBOR-BBA	Pay	2.656	05/15/2041	USD	420,000	(11)	347	—
Goldman Sachs*	6-Month EUR EURIBOR	Receive	1.700	12/24/2045	EUR	1,540,000	—	61,139	—

Total								96,284	(91,222)

*	Centrally cleared swap contract

Inflation Rate Swap Contracts Outstanding at December 31, 2015

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Deutsche Bank	GBP — UK Retail Price Index All Items Monthly	Fixed rate of 3.04%	07/02/2018	GBP	3,515,000	—	(264,066)

Deutsche Bank	GBP — UK Retail Price Index All Items Monthly	Fixed rate of 3.31%	07/02/2023	GBP	2,170,000	—	(248,310)
Deutsche Bank	GBP — UK Retail Price Index All Items Monthly	Fixed rate of 3.27%	12/12/2021	GBP	3,155,000	—	(316,383)

Total						—	(828,759)

The accompanying Notes to Financial Statements are an integral part of this statement.

110	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2015

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2015, the value of these securities amounted to $47,524,224 or 33.19% of net assets.

(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(d)	Principal and interest may not be guaranteed by the government.

(e)	Zero coupon bond.

(f)	Purchased inflation indexed cap contracts outstanding at December 31, 2015:

Reference Entity	Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount ($)	Value ($)	Premiums (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)

US CPI Urban Consumers NSA	Deutsche Bank	Referenced index on expiration date less 2%, or $0	Premium equivalent to 0.09% of the notional amount	11/06/2016	USD	4,610,000	1,808	(4,149)	—	(2,341)

US CPI Urban Consumers NSA	Deutsche Bank	Referenced index on expiration date less 2%, or $0	Premium equivalent to 0.11% of the notional amount	11/10/2016	USD	1,850,000	725	(2,035)	—	(1,310)

Total									—	(3,651)

(g)	Purchased swaption contracts outstanding at December 31, 2015:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 10-Year Interest Rate Swap	Deutsche Bank	3-Month USD LIBOR BBA	Receive	2.750	01/19/2026	11,200,000	97,440	28

Put — OTC 30-Year Interest Rate Swap	Deutsche Bank	3-Month USD LIBOR BBA	Receive	3.350	01/19/2046	2,600,000	25,373	—

Put — OTC 30-Year Interest Rate Swap	Deutsche Bank	3-Month USD LIBOR BBA	Receive	3.750	01/19/2046	4,600,000	16,253	—

Put — OTC 30-Year Interest Rate Swap	Deutsche Bank	3-Month USD LIBOR BBA	Receive	3.250	03/18/2046	2,695,000	48,240	3,832

Put — OTC 30-Year Interest Rate Swap	Deutsche Bank	3-Month USD LIBOR BBA	Receive	2.950	06/06/2046	877,500	16,322	17,157

Total							203,628	21,017

(h)	Negligible market value.

(i)	The rate shown is the seven-day current annualized yield at December 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	111

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2015

Notes to Portfolio of Investments (continued)

(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	21,913,214	313,555,289	(334,894,262)	574,241	13,760	574,241

(k)	At December 31, 2015, cash or short-term securities were designated to cover open put and/or call options written.

(l)	Written swaption contracts outstanding at December 31, 2015:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Received ($)	Market Value ($)
Call — OTC 10-Year Interest Rate Swap	Deutsche Bank	3-Month USD LIBOR BBA	Receive	2.100	01/21/2026	4,367,500	25,987	6,817

Call — OTC 10-Year Interest Rate Swap	Deutsche Bank	3-Month USD LIBOR BBA	Receive	2.150	01/21/2026	4,367,500	29,917	11,723

Call — OTC 10-Year Interest Rate Swap	Deutsche Bank	3-Month USD LIBOR BBA	Receive	1.900	02/15/2027	7,200,000	142,664	83,271

Put — OTC 10-Year Interest Rate Swap	Deutsche Bank	3-Month USD LIBOR BBA	Pay	2.900	02/15/2027	7,200,000	205,607	103,677

Total							404,175	205,488

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY MXN	Japanese Yen Mexican Peso
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

112	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	113

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Inflation-Indexed Bonds	—	139,774,773	—	139,774,773

Foreign Government Obligations	—	363,226	—	363,226

Options Purchased Calls	—	90,081	—	90,081

Options Purchased Puts	—	315,352	—	315,352

Money Market Funds	—	574,241	—	574,241

Total Investments	—	141,117,673	—	141,117,673

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	1,659,435	—	1,659,435

Futures Contracts	30,807	—	—	30,807

Swap Contracts	—	96,284	—	96,284

Liabilities

Forward Foreign Currency Exchange Contracts	—	(1,822,555)	—	(1,822,555)

Futures Contracts	(110,351)	—	—	(110,351)

Options Contracts Written	—	(438,811)	—	(438,811)

Swap Contracts	—	(919,981)	—	(919,981)

Total	(79,544)	139,692,045	—	139,612,501

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	21,913,214	21,913,214	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

114	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 96.1%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 12.4%
Auto Components 1.3%

American Axle & Manufacturing Holdings, Inc.(a)	277,202	5,250,206

Dana Holding Corp.	668,058	9,219,200

Total		14,469,406

Automobiles 0.2%

Thor Industries, Inc.	46,500	2,610,975

Distributors 0.1%

VOXX International Corp.(a)	244,824	1,287,774

Diversified Consumer Services 0.2%

Liberty Tax, Inc.	83,740	1,995,524

Sotheby’s	31,870	820,971

Total		2,816,495

Hotels, Restaurants & Leisure 2.1%

Biglari Holdings, Inc.(a)	10,213	3,327,600

Bloomin’ Brands, Inc.	211,061	3,564,820

Brinker International, Inc.	18,800	901,460

International Speedway Corp., Class A	146,750	4,948,410

J. Alexander’s Holdings, Inc.(a)	88,871	970,471

Marcus Corp. (The)	72,598	1,377,184

Monarch Casino & Resort, Inc.(a)	101,851	2,314,055

Ruby Tuesday, Inc.(a)	157,823	869,605

SeaWorld Entertainment, Inc.	264,716	5,212,258

Total		23,485,863

Household Durables 2.7%

KB Home	389,020	4,796,617

SodaStream International Ltd.(a)	341,870	5,575,900

Tempur Sealy International, Inc.(a)	128,946	9,085,535

Tupperware Brands Corp.	61,100	3,400,215

UCP, Inc., Class A(a)	130,490	939,528

Whirlpool Corp.	44,634	6,555,395

Total		30,353,190

Leisure Products 0.2%

Arctic Cat, Inc.	169,899	2,782,946

Media 0.5%

AMC Entertainment Holdings, Inc., Class A	99,100	2,378,400

Carmike Cinemas, Inc.(a)	129,400	2,968,436

Total		5,346,836

Multiline Retail 0.6%

Big Lots, Inc.	169,600	6,536,384

Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 3.9%

Abercrombie & Fitch Co., Class A	423,184	11,425,968

Ascena Retail Group, Inc.(a)	91,808	904,309

Caleres, Inc.	113,800	3,052,116

Chico’s FAS, Inc.	163,851	1,748,290

Children’s Place, Inc. (The)	91,703	5,062,006

Finish Line, Inc., Class A (The)	28,170	509,314

Genesco, Inc.(a)	45,000	2,557,350

Guess?, Inc.	98,600	1,861,568

Men’s Wearhouse, Inc. (The)	121,537	1,784,163

Murphy USA, Inc.(a)	45,570	2,767,922

Outerwall, Inc.	46,350	1,693,629

Rent-A-Center, Inc.	226,950	3,397,441

Vitamin Shoppe, Inc.(a)	148,261	4,848,135

West Marine, Inc.(a)	198,691	1,686,886

Total		43,299,097

Textiles, Apparel & Luxury Goods 0.6%

Crocs, Inc.(a)	608,310	6,229,095

Total Consumer Discretionary		139,218,061

CONSUMER STAPLES 2.9%
Food & Staples Retailing 1.3%

Andersons, Inc. (The)	113,900	3,602,657

Fresh Market, Inc. (The)(a)	216,200	5,063,404

Ingles Markets, Inc., Class A	43,260	1,906,901

United Natural Foods, Inc.(a)	69,930	2,752,445

Village Super Market, Inc., Class A	61,810	1,628,693

Total		14,954,100

Food Products 1.3%

Dean Foods Co.	526,620	9,031,533

Flowers Foods, Inc.	63,110	1,356,234

Omega Protein Corp.(a)	142,700	3,167,940

Sanderson Farms, Inc.	16,390	1,270,553

Total		14,826,260

Household Products 0.2%

Orchids Paper Products Co.	71,629	2,214,769

Tobacco 0.1%

Alliance One International, Inc.(a)	49,478	567,512

Total Consumer Staples		32,562,641

ENERGY 4.7%
Energy Equipment & Services 1.1%

CARBO Ceramics, Inc.	218,865	3,764,478

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	115

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Gulfmark Offshore, Inc., Class A	86,450	403,721

Paragon Offshore PLC(a)	1,121,300	106,524

Parker Drilling Co.(a)	682,652	1,242,427

Patterson-UTI Energy, Inc.	136,100	2,052,388

PHI, Inc.(a)	44,749	734,331

Tidewater, Inc.	628,452	4,374,026

Total		12,677,895

Oil, Gas & Consumable Fuels 3.6%

Advantage Oil & Gas Ltd.(a)	841,925	4,276,979

Ardmore Shipping Corp.	262,400	3,337,728

Bonanza Creek Energy, Inc.(a)	513,212	2,704,627

Carrizo Oil & Gas, Inc.(a)	112,250	3,320,355

Energen Corp.	60,900	2,496,291

Evolution Petroleum Corp.	431,569	2,075,847

Gran Tierra Energy, Inc.(a)	620,020	1,345,443

Green Plains, Inc.	92,300	2,113,670

Memorial Resource Development Corp.(a)	210,300	3,396,345

Parsley Energy, Inc., Class A(a)	101,535	1,873,321

PBF Energy, Inc., Class A	163,800	6,029,478

Petroquest Energy, Inc.(a)	1,743,966	871,983

QEP Resources, Inc.	100,070	1,340,938

SM Energy Co.	149,900	2,947,034

Southwestern Energy Co.(a)	70,000	497,700

Stone Energy Corp.(a)	382,000	1,638,780

Total		40,266,519

Total Energy		52,944,414

FINANCIALS 22.0%
Banks 9.6%

1st Source Corp.	42,278	1,305,122

Ameris Bancorp	109,620	3,725,984

Bancorp, Inc. (The)(a)	425,581	2,710,951

BankUnited, Inc.	38,740	1,396,964

Banner Corp.	47,040	2,157,254

Community Bank System, Inc.	24,600	982,524

First Busey Corp.	109,210	2,253,002

First Citizens BancShares Inc., Class A	4,525	1,168,219

First Commonwealth Financial Corp.	329,236	2,986,171

First Community Bancshares, Inc.	121,810	2,269,320

First Horizon National Corp.	376,215	5,462,642

First Midwest Bancorp, Inc.	119,500	2,202,385

Common Stocks (continued)
Issuer	Shares	Value ($)
First Niagara Financial Group, Inc.	653,786	7,093,578

FirstMerit Corp.	169,100	3,153,715

FNB Corp.	431,086	5,750,687

Hancock Holding Co.	67,300	1,693,941

Hanmi Financial Corp.	152,819	3,624,867

Hilltop Holdings, Inc.(a)	106,500	2,046,930

Iberiabank Corp.	58,500	3,221,595

International Bancshares Corp.	29,427	756,274

Investors Bancorp, Inc.	345,712	4,300,657

Lakeland Financial Corp.	60,852	2,836,920

OFG Bancorp	1,037,946	7,597,765

Prosperity Bancshares, Inc.	121,752	5,827,051

Renasant Corp.	82,240	2,829,878

Simmons First National Corp., Class A	33,422	1,716,554

TCF Financial Corp.	159,600	2,253,552

Texas Capital Bancshares, Inc.(a)	144,501	7,141,240

Umpqua Holdings Corp.	146,050	2,322,195

United Community Banks, Inc.	146,600	2,857,234

Valley National Bancorp	434,600	4,280,810

Webster Financial Corp.	77,400	2,878,506

Westamerica Bancorporation	59,900	2,800,325

Wintrust Financial Corp.	43,316	2,101,692

Total		107,706,504

Capital Markets 0.6%

Capital Southwest Corp.	66,436	922,132

FBR & Co.	56,100	1,116,390

Greenhill & Co., Inc.	128,800	3,684,968

Manning & Napier, Inc.	103,300	877,017

Total		6,600,507

Consumer Finance 0.9%

Cash America International, Inc.	74,200	2,222,290

Green Dot Corp., Class A(a)	498,435	8,184,303

Total		10,406,593

Diversified Financial Services 0.7%

FNFV Group(a)	431,467	4,845,375

Pico Holdings, Inc.(a)	275,745	2,845,688

Total		7,691,063

Insurance 4.8%

American Equity Investment Life Holding Co.	39,000	937,170

American National Insurance Co.	68,634	7,019,199

The accompanying Notes to Financial Statements are an integral part of this statement.

116	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Argo Group International Holdings Ltd.	43,410	2,597,654

Aspen Insurance Holdings Ltd.	84,968	4,103,955

CNO Financial Group, Inc.	102,300	1,952,907

Endurance Specialty Holdings Ltd.	219,916	14,072,425

FBL Financial Group, Inc., Class A	31,900	2,030,116

Hanover Insurance Group, Inc. (The)	24,700	2,009,098

Horace Mann Educators Corp.	219,912	7,296,680

Primerica, Inc.	44,800	2,115,904

Selective Insurance Group, Inc.	59,329	1,992,268

White Mountains Insurance Group Ltd.	10,000	7,268,100

Total		53,395,476

Real Estate Investment Trusts (REITs) 4.8%

American Campus Communities, Inc.	84,600	3,497,364

Capstead Mortgage Corp.	121,975	1,066,061

CBL & Associates Properties, Inc.	221,300	2,737,481

Chimera Investment Corp.	160,427	2,188,224

Corporate Office Properties Trust	137,600	3,003,808

CyrusOne, Inc.	60,900	2,280,705

DuPont Fabros Technology, Inc.	77,463	2,462,549

Equity Commonwealth(a)	55,467	1,538,100

Geo Group, Inc. (The)	230,079	6,651,584

Gramercy Property Trust	415,631	3,208,671

Granite Real Estate Investment Trust	710,800	19,511,460

Highwoods Properties, Inc.	95,400	4,159,440

Mack-Cali Realty Corp.	90,800	2,120,180

Total		54,425,627

Thrifts & Mortgage Finance 0.6%

Bank Mutual Corp.	190,846	1,488,599

Northwest Bancshares, Inc.	166,000	2,222,740

TFS Financial Corp.	138,535	2,608,614

Total		6,319,953

Total Financials		246,545,723

HEALTH CARE 6.0%
Health Care Equipment & Supplies 3.6%

Alere, Inc.(a)	148,115	5,789,815

Alphatec Holdings, Inc.(a)	551,460	165,493

Analogic Corp.	77,406	6,393,736

Haemonetics Corp.(a)	155,627	5,017,415

Hill-Rom Holdings, Inc.	26,745	1,285,365

Integra LifeSciences Holdings Corp.(a)	119,837	8,122,552

Common Stocks (continued)
Issuer	Shares	Value ($)
Orthofix International NV(a)	253,587	9,943,146

West Pharmaceutical Services, Inc.	56,400	3,396,408

Total		40,113,930

Health Care Providers & Services 1.9%

Aceto Corp.	76,300	2,058,574

Air Methods Corp.(a)	80,307	3,367,272

Community Health Systems, Inc.(a)	228,094	6,051,334

HealthSouth Corp.	150,268	5,230,829

Kindred Healthcare, Inc.	226,000	2,691,660

LHC Group, Inc.(a)	35,437	1,604,942

Total		21,004,611

Life Sciences Tools & Services 0.3%

Bio-Techne Corp.	35,000	3,150,000

Pharmaceuticals 0.2%

Phibro Animal Health Corp., Class A	83,895	2,527,756

Total Health Care		66,796,297

INDUSTRIALS 23.7%
Aerospace & Defense 2.6%

Cubic Corp.	189,137	8,936,724

Curtiss-Wright Corp.	29,400	2,013,900

Esterline Technologies Corp.(a)	35,561	2,880,441

KLX, Inc.(a)	135,318	4,166,441

Orbital ATK, Inc.	23,453	2,095,291

Triumph Group, Inc.	189,580	7,535,805

Vectrus, Inc.(a)	75,890	1,585,342

Total		29,213,944

Air Freight & Logistics 1.1%

Air Transport Services Group, Inc.(a)	296,103	2,984,718

Atlas Air Worldwide Holdings, Inc.(a)	130,955	5,413,680

Forward Air Corp.	77,393	3,328,673

Total		11,727,071

Airlines 0.5%

Air France-KLM, ADR(a)	737,650	5,595,075

Building Products 1.4%

Gibraltar Industries, Inc.(a)	170,443	4,336,070

Simpson Manufacturing Co., Inc.	190,713	6,512,849

Trex Co., Inc.(a)	133,215	5,067,498

Total		15,916,417

Commercial Services & Supplies 3.8%

ABM Industries, Inc.	68,800	1,958,736

ACCO Brands Corp.(a)	615,326	4,387,274

Brink’s Co. (The)	78,735	2,272,292

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	117

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Clean Harbors, Inc.(a)	49,480	2,060,842

G&K Services, Inc., Class A	31,200	1,962,480

Mobile Mini, Inc.	165,915	5,164,934

Progressive Waste Solutions Ltd.	106,160	2,500,068

SP Plus Corp.(a)	205,566	4,913,027

Steelcase, Inc., Class A	222,800	3,319,720

Tetra Tech, Inc.	75,100	1,954,102

U.S. Ecology, Inc.	65,870	2,400,303

Unifirst Corp.	65,597	6,835,208

Viad Corp.	91,139	2,572,854

Total		42,301,840

Construction & Engineering 2.0%

Argan, Inc.	29,110	943,164

Comfort Systems U.S.A., Inc.	213,133	6,057,240

EMCOR Group, Inc.	43,005	2,065,960

Great Lakes Dredge & Dock Corp.(a)	522,076	2,067,421

Primoris Services Corp.	292,892	6,452,411

Tutor Perini Corp.(a)	298,628	4,999,032

Total		22,585,228

Electrical Equipment 1.2%

AZZ, Inc.	101,100	5,618,127

Encore Wire Corp.	116,476	4,320,095

EnerSys	22,840	1,277,441

Regal Beloit Corp.	41,900	2,451,988

Total		13,667,651

Machinery 6.3%

Actuant Corp., Class A	84,000	2,012,640

Astec Industries, Inc.	76,960	3,132,272

Barnes Group, Inc.	196,385	6,950,065

Crane Co.	92,000	4,401,280

Dynamic Materials Corp.	57,250	400,178

ESCO Technologies, Inc.	193,825	7,004,835

Harsco Corp.	564,695	4,449,797

Hyster-Yale Materials Handling, Inc.	80,215	4,207,277

ITT Corp.	54,840	1,991,789

Kennametal, Inc.	235,735	4,526,112

LB Foster Co., Class A	255,723	3,493,176

NN, Inc.	190,470	3,036,092

Oshkosh Corp.	255,534	9,976,047

Terex Corp.	285,452	5,275,153

Timken Co. (The)	65,700	1,878,363

Watts Water Technologies, Inc., Class A	145,420	7,223,011

Total		69,958,087

Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 1.0%

Acacia Research Corp.	839,210	3,600,211

FTI Consulting, Inc.(a)	26,659	924,001

Insperity, Inc.	105,612	5,085,218

Kelly Services, Inc., Class A	124,600	2,012,290

Total		11,621,720

Road & Rail 0.3%

Marten Transport Ltd.	103,553	1,832,888

Werner Enterprises, Inc.	42,220	987,526

Total		2,820,414

Trading Companies & Distributors 2.9%

AerCap Holdings NV(a)	457,225	19,733,831

Applied Industrial Technologies, Inc.	47,880	1,938,661

DXP Enterprises, Inc.(a)	67,911	1,548,371

Fly Leasing Ltd., ADR	156,076	2,130,437

Titan Machinery, Inc.(a)	176,693	1,931,255

Veritiv Corp.(a)	130,000	4,708,600

Total		31,991,155

Transportation Infrastructure 0.6%

Wesco Aircraft Holdings, Inc.(a)	605,010	7,241,970

Total Industrials		264,640,572

INFORMATION TECHNOLOGY 17.4%
Communications Equipment 1.5%

Aviat Networks, Inc.(a)	1,261,597	968,654

Black Box Corp.	226,309	2,156,725

Extreme Networks, Inc.(a)	713,390	2,910,631

InterDigital, Inc.	76,400	3,746,656

Ituran Location and Control Ltd.	115,231	2,181,323

Plantronics, Inc.	43,670	2,070,831

Polycom, Inc.(a)	215,395	2,711,823

Total		16,746,643

Electronic Equipment, Instruments & Components 7.3%

Belden, Inc.	36,900	1,759,392

Celestica, Inc.(a)	161,386	1,780,088

Daktronics, Inc.	163,700	1,427,464

Electro Scientific Industries, Inc.	493,310	2,560,279

ePlus, Inc.(a)	17,454	1,627,760

FARO Technologies, Inc.(a)	138,470	4,087,634

GSI Group, Inc.(a)	178,310	2,428,582

II-VI, Inc.(a)	384,960	7,144,858

Keysight Technologies, Inc.(a)	30,000	849,900

Mercury Systems, Inc.(a)	206,662	3,794,314

The accompanying Notes to Financial Statements are an integral part of this statement.

118	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
National Instruments Corp.	92,200	2,645,218

Newport Corp.(a)	104,960	1,665,715

Orbotech Ltd.(a)	114,987	2,544,662

OSI Systems, Inc.(a)	84,679	7,507,640

Park Electrochemical Corp.	113,294	1,706,208

Plexus Corp.(a)	164,312	5,737,775

Radisys Corp.(a)	411,840	1,140,797

Sanmina Corp.(a)	777,683	16,004,716

Tech Data Corp.(a)	107,890	7,161,738

Vishay Intertechnology, Inc.	642,468	7,741,740

Total		81,316,480

Internet Software & Services 0.2%

EarthLink Holdings Corp.	176,070	1,308,200

Marchex, Inc.	333,830	1,298,599

Total		2,606,799

IT Services 1.9%

Blackhawk Network Holdings, Inc.(a)	107,466	4,751,072

Computer Services, Inc.	83,439	3,425,171

CSG Systems International, Inc.	161,930	5,826,241

Mantech International Corp., Class A	116,500	3,522,960

NeuStar, Inc., Class A(a)	103,138	2,472,218

ServiceSource International, Inc.(a)	180,199	830,717

Total		20,828,379

Semiconductors & Semiconductor Equipment 4.4%

Axcelis Technologies, Inc.(a)	1,248,265	3,233,006

Brooks Automation, Inc.	505,745	5,401,357

Cypress Semiconductor Corp.	50,000	490,500

Diodes, Inc.(a)	297,944	6,846,753

Fairchild Semiconductor International, Inc.(a)	455,815	9,439,929

Micron Technology, Inc.(a)	403,000	5,706,480

Photronics, Inc.(a)	940,841	11,713,470

Tessera Technologies, Inc.	138,979	4,170,760

Xcerra Corp.(a)	348,948	2,111,135

Total		49,113,390

Software 1.5%

CommVault Systems, Inc.(a)	58,440	2,299,614

Mentor Graphics Corp.	328,531	6,051,541

NICE-Systems Ltd., ADR	39,400	2,258,408

Open Text Corp.	94,000	4,505,420

Xura, Inc.(a)	67,020	1,647,352

Total		16,762,335

Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.6%

Logitech International SA	146,985	2,215,064

NCR Corp.(a)	10,000	244,600

Silicon Graphics International Corp.(a)	799,330	4,716,047

Total		7,175,711

Total Information Technology		194,549,737

MATERIALS 5.2%
Chemicals 1.7%

American Vanguard Corp.	83,286	1,166,837

Flotek Industries, Inc.(a)	219,170	2,507,305

FMC Corp.	12,000	469,560

Innospec, Inc.	43,115	2,341,576

LSB Industries, Inc.(a)	195,560	1,417,810

PolyOne Corp.	210,449	6,683,860

Scotts Miracle-Gro Co., Class A	71,857	4,635,495

Total		19,222,443

Containers & Packaging 0.2%

Myers Industries, Inc.	171,244	2,280,970

Metals & Mining 1.7%

Alamos Gold, Inc., Class A	2,002,716	6,588,936

AuRico Metals, Inc.(a)	880,702	380,199

Coeur Mining, Inc.(a)	571,021	1,416,132

Compass Minerals International, Inc.	49,571	3,731,209

Pan American Silver Corp.	248,644	1,616,186

Schnitzer Steel Industries, Inc., Class A	297,736	4,278,466

United States Steel Corp.	106,000	845,880

Total		18,857,008

Paper & Forest Products 1.6%

KapStone Paper and Packaging Corp.	165,200	3,731,868

PH Glatfelter Co.	251,376	4,635,373

Resolute Forest Products, Inc.(a)	1,178,261	8,919,436

Total		17,286,677

Total Materials		57,647,098

TELECOMMUNICATION SERVICES 0.5%
Diversified Telecommunication Services 0.1%

Atlantic Tele-Network, Inc.	17,928	1,402,508

Wireless Telecommunication Services 0.4%

Telephone & Data Systems, Inc.	147,180	3,810,490

Total Telecommunication Services		5,212,998

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	119

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
UTILITIES 1.3%
Electric Utilities 0.5%

El Paso Electric Co.	55,503	2,136,865

PNM Resources, Inc.	55,950	1,710,392

Portland General Electric Co.	61,720	2,244,756

Total		6,092,013

Gas Utilities 0.5%

Laclede Group, Inc. (The)	35,500	2,109,055

New Jersey Resources Corp.	53,000	1,746,880

WGL Holdings, Inc.	33,200	2,091,268

Total		5,947,203

Water Utilities 0.3%

American States Water Co.	37,775	1,584,661

California Water Service Group	49,677	1,155,984

Total		2,740,645

Total Utilities		14,779,861

Total Common Stocks (Cost: $1,092,802,962)		1,074,897,402

Rights —%
Issuer	Shares	Value ($)
INDUSTRIALS —%
Airlines —%

American Airlines Escrow(a)(b)(c)(d)	185,100	—

Total Industrials		—

Total Rights (Cost: $—)		—

Money Market Funds 5.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(e)(f)	56,110,714	56,110,714

Total Money Market Funds (Cost: $56,110,714)		56,110,714

Total Investments (Cost: $1,148,913,676)		1,131,008,116

Other Assets & Liabilities, Net		(12,101,255)

Net Assets		1,118,906,861

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at December 31, 2015 rounds to zero, which represents less than 0.01% of net assets. Information concerning such security holdings at December 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
American Airlines Escrow	12/17/2013	—

(c)	Negligible market value.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2015, the value of these securities rounds to zero, which represents less than 0.01% of net assets.

(e)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	96,254,174	543,613,927	(583,757,387)	56,110,714	91,214	56,110,714

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

120	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	121

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments

Common Stocks

Consumer Discretionary	139,218,061	—	—		139,218,061

Consumer Staples	32,562,641	—	—		32,562,641

Energy	52,944,414	—	—		52,944,414

Financials	246,545,723	—	—		246,545,723

Health Care	66,796,297	—	—		66,796,297

Industrials	264,640,572	—	—		264,640,572

Information Technology	194,549,737	—	—		194,549,737

Materials	57,647,098	—	—		57,647,098

Telecommunication Services	5,212,998	—	—		5,212,998

Utilities	14,779,861	—	—		14,779,861

Total Common Stocks	1,074,897,402	—	—		1,074,897,402

Rights

Industrials	—	—	0	(a)	0	(a)

Money Market Funds	—	56,110,714	—		56,110,714

Total Investments	1,074,897,402	56,110,714	0	(a)	1,131,008,116

(a)	Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	96,254,174	96,254,174	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

122	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.3%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 9.6%
Auto Components 0.5%

Delphi Automotive PLC	112,175	9,616,763

Distributors 0.9%

Genuine Parts Co.	176,650	15,172,469

Diversified Consumer Services 0.9%

H&R Block, Inc.	457,375	15,235,161

Hotels, Restaurants & Leisure 1.0%

Starbucks Corp.	277,700	16,670,331

Household Durables 0.3%

Tupperware Brands Corp.	103,035	5,733,898

Leisure Products 0.2%

Polaris Industries, Inc.	43,100	3,704,445

Media 0.6%

Time Warner, Inc.	169,835	10,983,229

Multiline Retail 1.7%

Macy’s, Inc.	229,500	8,027,910

Target Corp.	292,825	21,262,023

Total		29,289,933

Specialty Retail 3.5%

DSW, Inc., Class A	279,500	6,668,870

Home Depot, Inc. (The)	289,075	38,230,169

TJX Companies, Inc. (The)	236,400	16,763,124

Total		61,662,163

Total Consumer Discretionary		168,068,392

CONSUMER STAPLES 9.8%
Beverages 2.0%

PepsiCo, Inc.	349,125	34,884,570

Food & Staples Retailing 1.9%

CVS Health Corp.	332,125	32,471,861

Food Products 2.1%

Archer-Daniels-Midland Co.	170,275	6,245,687

JM Smucker Co. (The)	247,635	30,543,301

Total		36,788,988

Household Products 3.0%

Kimberly-Clark Corp.	203,150	25,860,995

Procter & Gamble Co. (The)	343,325	27,263,438

Total		53,124,433

Tobacco 0.8%

Philip Morris International, Inc.	158,300	13,916,153

Total Consumer Staples		171,186,005

Common Stocks (continued)
Issuer	Shares	Value ($)
ENERGY 3.3%
Oil, Gas & Consumable Fuels 3.3%

Marathon Petroleum Corp.	355,075	18,407,088

Occidental Petroleum Corp.	301,625	20,392,866

Suncor Energy, Inc.	747,575	19,287,435

Total		58,087,389

Total Energy		58,087,389

FINANCIALS 16.5%
Banks 7.2%

JPMorgan Chase & Co.	618,575	40,844,507

PacWest Bancorp	238,600	10,283,660

U.S. Bancorp	591,150	25,224,370

Umpqua Holdings Corp.	483,725	7,691,228

Wells Fargo & Co.	773,600	42,052,896

Total		126,096,661

Capital Markets 1.8%

Invesco Ltd.	938,550	31,422,654

Consumer Finance 1.5%

Discover Financial Services	484,825	25,996,316

Insurance 3.2%

ACE Ltd.	112,700	13,168,995

Hartford Financial Services Group, Inc. (The)	434,775	18,895,321

Prudential Financial, Inc.	195,350	15,903,444

Validus Holdings Ltd.	182,200	8,434,038

Total		56,401,798

Real Estate Investment Trusts (REITs) 2.8%

Alexandria Real Estate Equities, Inc.	169,615	15,326,411

Brixmor Property Group, Inc.	750,425	19,375,974

Realty Income Corp.	257,625	13,301,179

Total		48,003,564

Total Financials		287,920,993

HEALTH CARE 19.5%
Biotechnology 2.7%

AbbVie, Inc.	445,700	26,403,268

Gilead Sciences, Inc.	212,675	21,520,583

Total		47,923,851

Health Care Equipment & Supplies 6.8%

Abbott Laboratories	433,150	19,452,766

Becton Dickinson and Co.	161,239	24,845,318

Medtronic PLC	723,375	55,642,005

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	123

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Zimmer Biomet Holdings, Inc.	174,500	17,901,955

Total		117,842,044

Health Care Providers & Services 3.2%

Cardinal Health, Inc.	318,000	28,387,860

UnitedHealth Group, Inc.	232,325	27,330,713

Total		55,718,573

Pharmaceuticals 6.8%

Johnson & Johnson	318,200	32,685,504

Merck & Co., Inc.	344,000	18,170,080

Pfizer, Inc.	1,385,525	44,724,747

Teva Pharmaceutical Industries Ltd., ADR	362,425	23,789,577

Total		119,369,908

Total Health Care		340,854,376

INDUSTRIALS 13.3%
Aerospace & Defense 4.7%

General Dynamics Corp.	79,375	10,902,950

Honeywell International, Inc.	260,075	26,935,968

Lockheed Martin Corp.	73,595	15,981,154

Raytheon Co.	187,175	23,308,903

United Technologies Corp.	55,500	5,331,885

Total		82,460,860

Air Freight & Logistics 1.3%

FedEx Corp.	68,375	10,187,191

United Parcel Service, Inc., Class B	123,250	11,860,348

Total		22,047,539

Airlines 1.3%

Delta Air Lines, Inc.	432,770	21,937,111

Industrial Conglomerates 2.0%

3M Co.	85,000	12,804,400

General Electric Co.	726,700	22,636,705

Total		35,441,105

Machinery 1.0%

Snap-On, Inc.	105,750	18,128,722

Professional Services 1.1%

Nielsen Holdings PLC	397,575	18,526,995

Road & Rail 0.7%

Union Pacific Corp.	166,915	13,052,753

Transportation Infrastructure 1.2%

Macquarie Infrastructure Corp.	287,520	20,873,952

Total Industrials		232,469,037

Common Stocks (continued)
Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 14.3%
Internet Software & Services 0.6%

Alphabet, Inc., Class A(a)	12,150	9,452,822

IT Services 2.4%

Accenture PLC, Class A	135,400	14,149,300

Automatic Data Processing, Inc.	125,550	10,636,596

Visa, Inc., Class A	212,600	16,487,130

Total		41,273,026

Semiconductors & Semiconductor Equipment 6.5%

Applied Materials, Inc.	1,490,800	27,833,236

Avago Technologies Ltd.	213,475	30,985,896

Intel Corp.	1,024,525	35,294,886

Skyworks Solutions, Inc.	138,600	10,648,638

Xilinx, Inc.	190,600	8,952,482

Total		113,715,138

Software 3.0%

Microsoft Corp.	952,025	52,818,347

Technology Hardware, Storage & Peripherals 1.8%

Apple, Inc.	304,350	32,035,881

Total Information Technology		249,295,214

MATERIALS 3.8%
Chemicals 3.5%

Agrium, Inc.	193,775	17,311,859

Dow Chemical Co. (The)	351,125	18,075,915

LyondellBasell Industries NV, Class A	129,300	11,236,170

Scotts Miracle-Gro Co., Class A	218,175	14,074,469

Total		60,698,413

Paper & Forest Products 0.3%

International Paper Co.	138,100	5,206,370

Total Materials		65,904,783

TELECOMMUNICATION SERVICES 3.8%

Diversified Telecommunication Services 3.8%

BCE, Inc.	517,925	20,002,264

Verizon Communications, Inc.	1,008,550	46,615,181

Total		66,617,445

Total Telecommunication Services		66,617,445

UTILITIES 4.4%
Electric Utilities 1.8%

NextEra Energy, Inc.	293,325	30,473,534

The accompanying Notes to Financial Statements are an integral part of this statement.

124	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 0.2%

Laclede Group, Inc. (The)	70,925	4,213,654

Multi-Utilities 2.4%

CenterPoint Energy, Inc.	869,875	15,970,905

WEC Energy Group, Inc.	507,175	26,023,150

Total		41,994,055

Total Utilities		76,681,243

Total Common Stocks
(Cost: $1,569,349,799)		1,717,084,877

Equity Funds 0.8%
	Shares	Value ($)
Kayne Anderson MLP Investment Co.	394,300	6,817,447

Tortoise Energy Infrastructure Corp.	297,200	8,268,104

Total Equity Funds
(Cost: $20,867,954)		15,085,551

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284% (b)(c)	10,127,036	10,127,036

Total Money Market Funds
(Cost: $10,127,036)		10,127,036

Total Investments
(Cost: $1,600,344,789)		1,742,297,464

Other Assets & Liabilities, Net		4,472,021

Net Assets		1,746,769,485

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	25,361,171	336,362,806	(351,596,941)	10,127,036	30,309	10,127,036

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	125

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2015

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	168,068,392	—	—	168,068,392

Consumer Staples	171,186,005	—	—	171,186,005

Energy	58,087,389	—	—	58,087,389

Financials	287,920,993	—	—	287,920,993

Health Care	340,854,376	—	—	340,854,376

Industrials	232,469,037	—	—	232,469,037

Information Technology	249,295,214	—	—	249,295,214

Materials	65,904,783	—	—	65,904,783

Telecommunication Services	66,617,445	—	—	66,617,445

Utilities	76,681,243	—	—	76,681,243

Total Common Stocks	1,717,084,877	—	—	1,717,084,877

Equity Funds	15,085,551	—	—	15,085,551

Money Market Funds	—	10,127,036	—	10,127,036

Total Investments	1,732,170,428	10,127,036	—	1,742,297,464

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

The accompanying Notes to Financial Statements are an integral part of this statement.

126	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Sit Dividend Growth Fund

December 31, 2015

Fair Value Measurements (continued)

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	25,361,171	25,361,171	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	127

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio – Victory Established Value Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 95.8%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 10.4%
Auto Components 1.2%

Johnson Controls, Inc.	68,060	2,687,689

Hotels, Restaurants & Leisure 1.5%

Panera Bread Co., Class A(a)	16,530	3,219,713

Household Durables 1.1%

NVR, Inc.(a)	1,420	2,333,060

Media 5.0%

CBS Corp., Class B Non Voting	69,700	3,284,961

Gannett Co., Inc.	125,250	2,040,323

Interpublic Group of Companies, Inc. (The)	112,800	2,625,984

TEGNA, Inc.	117,600	3,001,152

Total		10,952,420

Multiline Retail 1.2%

Nordstrom, Inc.	52,650	2,622,497

Specialty Retail 0.4%

Tiffany & Co.	12,800	976,512

Total Consumer Discretionary		22,791,891

CONSUMER STAPLES 4.4%
Food Products 4.4%

Flowers Foods, Inc.	145,790	3,133,027

Ingredion, Inc.	30,700	2,942,288

McCormick & Co., Inc.	40,060	3,427,534

Total		9,502,849

Total Consumer Staples		9,502,849

ENERGY 5.2%
Oil, Gas & Consumable Fuels 5.2%

Cimarex Energy Co.	47,100	4,209,798

Devon Energy Corp.	98,100	3,139,200

Energen Corp.	95,490	3,914,135

Total		11,263,133

Total Energy		11,263,133

FINANCIALS 21.2%
Banks 4.9%

Citizens Financial Group, Inc.	206,540	5,409,282

SunTrust Banks, Inc.	124,389	5,328,825

Total		10,738,107

Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 2.8%

Invesco Ltd.	104,050	3,483,594

Waddell & Reed Financial, Inc., Class A	93,090	2,667,960

Total		6,151,554

Insurance 10.4%

Aflac, Inc.	64,800	3,881,520

Alleghany Corp.(a)	9,450	4,516,438

American Financial Group, Inc.	35,500	2,558,840

Markel Corp.(a)	1,180	1,042,353

Marsh & McLennan Companies, Inc.	56,660	3,141,797

Old Republic International Corp.	90,300	1,682,289

Unum Group	178,930	5,956,580

Total		22,779,817

Real Estate Investment Trusts (REITs) 3.1%

Alexandria Real Estate Equities, Inc.	31,833	2,876,430

DDR Corp.	227,050	3,823,522

Total		6,699,952

Total Financials		46,369,430

HEALTH CARE 6.3%
Health Care Equipment & Supplies 3.1%

CR Bard, Inc.	17,300	3,277,312

DENTSPLY International, Inc.	58,420	3,554,857

Total		6,832,169

Life Sciences Tools & Services 3.2%

Agilent Technologies, Inc.	98,100	4,101,561

PerkinElmer, Inc.	54,530	2,921,172

Total		7,022,733

Total Health Care		13,854,902

INDUSTRIALS 17.1%
Building Products 2.0%

Masco Corp.	76,860	2,175,138

Owens Corning	48,440	2,278,133

Total		4,453,271

Commercial Services & Supplies 1.5%

Republic Services, Inc.	73,460	3,231,505

Construction & Engineering 1.8%

Jacobs Engineering Group, Inc.(a)	92,100	3,863,595

Electrical Equipment 2.9%

Hubbell, Inc.	31,640	3,196,906

Rockwell Automation, Inc.	30,345	3,113,700

Total		6,310,606

The accompanying Notes to Financial Statements are an integral part of this statement.

128	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Victory Established Value Fund

December 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 7.3%

Allison Transmission Holdings, Inc.	101,210	2,620,327

Ingersoll-Rand PLC	49,500	2,736,855

Kennametal, Inc.	59,060	1,133,952

Parker-Hannifin Corp.	44,970	4,361,191

Xylem, Inc.	139,880	5,105,620

Total		15,957,945

Road & Rail 1.6%

Old Dominion Freight Line, Inc.(a)	58,000	3,426,060

Total Industrials		37,242,982

INFORMATION TECHNOLOGY 15.8%
Electronic Equipment, Instruments & Components 4.9%

Avnet, Inc.	94,050	4,029,102

FLIR Systems, Inc.	95,500	2,680,685

Keysight Technologies, Inc.(a)	143,720	4,071,588

Total		10,781,375

IT Services 5.4%

Booz Allen Hamilton Holdings Corp.	112,750	3,478,337

Broadridge Financial Solutions, Inc.	47,860	2,571,518

Fidelity National Information Services, Inc.	57,160	3,463,896

Teradata Corp.(a)	83,850	2,215,317

Total		11,729,068

Semiconductors & Semiconductor Equipment 4.1%

Analog Devices, Inc.	52,080	2,881,066

KLA-Tencor Corp.	42,670	2,959,164

ON Semiconductor Corp.(a)	315,040	3,087,392

Total		8,927,622

Software 1.4%

Synopsys, Inc.(a)	69,590	3,174,000

Total Information Technology		34,612,065

MATERIALS 7.5%
Chemicals 2.8%

International Flavors & Fragrances, Inc.	19,550	2,338,962

Scotts Miracle-Gro Co., Class A	59,400	3,831,894

Total		6,170,856

Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging 3.0%

AptarGroup, Inc.	60,850	4,420,752

Avery Dennison Corp.	35,530	2,226,310

Total		6,647,062

Metals & Mining 1.7%

Reliance Steel & Aluminum Co.	61,972	3,588,799

Total Materials		16,406,717

UTILITIES 7.9%
Electric Utilities 2.0%

Xcel Energy, Inc.	123,582	4,437,829

Gas Utilities 1.9%

Atmos Energy Corp.	66,550	4,195,312

Multi-Utilities 4.0%

Alliant Energy Corp.	70,440	4,398,978

DTE Energy Co.	52,630	4,220,400

Total		8,619,378

Total Utilities		17,252,519

Total Common Stocks
(Cost: $205,568,571)		209,296,488

Money Market Funds 4.3%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.284%(b)(c)	9,353,199	9,353,199

Total Money Market Funds
(Cost: $9,353,199)		9,353,199

Total Investments
(Cost: $214,921,770)		218,649,687

Other Assets & Liabilities, Net		(154,389)

Net Assets		218,495,298

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	129

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Victory Established Value Fund

December 31, 2015

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	22,651,937	164,794,310	(178,093,048)	9,353,199	15,440	9,353,199

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

130	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio – Victory Established Value Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	22,791,891	—	—	22,791,891

Consumer Staples	9,502,849	—	—	9,502,849

Energy	11,263,133	—	—	11,263,133

Financials	46,369,430	—	—	46,369,430

Health Care	13,854,902	—	—	13,854,902

Industrials	37,242,982	—	—	37,242,982

Information Technology	34,612,065	—	—	34,612,065

Materials	16,406,717	—	—	16,406,717

Utilities	17,252,519	—	—	17,252,519

Total Common Stocks	209,296,488	—	—	209,296,488

Money Market Funds	—	9,353,199	—	9,353,199

Total Investments	209,296,488	9,353,199	—	218,649,687

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	22,651,937	22,651,937	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	131

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Columbia Variable Portfolio – Emerging Markets Fund	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – Intermediate Bond Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $1,188,893,867, $169,161,277, $5,811,867,665)	$1,160,407,489	$156,871,874	$5,744,564,999

Affiliated issuers (identified cost $42,668,884, $22,170,573, $8,773,621)	42,668,884	22,170,573	8,773,621

Options purchased (identified cost $0, $377,636, $770,625)	—	330,666	704,493

Total investments (identified cost $1,231,562,751, $191,709,486, $5,821,411,911)	1,203,076,373	179,373,113	5,754,043,113

Cash	—	1,894	—

Foreign currency (identified cost $6, $817,680, $0)	6	808,063	—

Margin deposits	—	5,467,357	—

Unrealized appreciation on forward foreign currency exchange contracts	—	1,740,183	—

Unrealized appreciation on swap contracts	—	364,641	4,141,403

Premiums paid on outstanding swap contracts	—	2,357,186	14,130,326

Receivable for:

Investments sold	1,619,288	604,745	63,359,594

Investments sold on a delayed delivery basis	—	—	108,920,659

Capital shares sold	46,103	449	—

Dividends	1,421,204	4,435	113,858

Interest	—	1,993,610	33,965,325

Foreign tax reclaims	96,138	236,479	62,432

Variation margin	—	219,223	569,222

Expense reimbursement due from Investment Manager	55,654	21,507	—

Prepaid expenses	4,273	2,145	14,339

Total assets	1,206,319,039	193,195,030	5,979,320,271

Liabilities

Due to custodian	1,437	—	211,952

Unrealized depreciation on forward foreign currency exchange contracts	—	3,217,327	—

Unrealized depreciation on swap contracts	—	138,537	5,962,678

Premiums received on outstanding swap contracts	—	—	9,840,440

Payable for:

Investments purchased	4,345,728	611,893	62,887,893

Investments purchased on a delayed delivery basis	—	64,020	706,674,138

Capital shares purchased	258,359	119,445	2,998,338

Interest on forward sale commitments	—	—	30,000

Variation margin	—	389,842	553,668

Investment management fees	1,080,837	92,403	58,186

Distribution and/or service fees	25,967	21,207	2,741

Transfer agent fees	61,079	9,727	8,522

Administration fees	77,631	12,969	8,129

Compensation of board members	68,725	91,842	256,852

Other expenses	227,212	83,325	218,673

Other liabilities	1,235	—	—

Total liabilities	6,148,210	4,852,537	789,712,210

Net assets applicable to outstanding capital stock	$1,200,170,829	$188,342,493	$5,189,608,061

The accompanying Notes to Financial Statements are an integral part of this statement.

132	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

	Columbia Variable Portfolio – Emerging Markets Fund	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – Intermediate Bond Fund
Represented by

Paid-in capital	$1,286,268,523	$196,552,658	$5,171,061,142

Undistributed (excess of distributions over) net investment income	1,140,068	1,090,794	95,360,582

Accumulated net realized gain (loss)	(58,752,531)	4,445,904	(6,547,747)

Unrealized appreciation (depreciation) on:

Investments	(28,486,378)	(12,289,403)	(67,302,666)

Foreign currency translations	1,147	(90,115)	—

Forward foreign currency exchange contracts	—	(1,477,144)	—

Futures contracts	—	(211,384)	(442,438)

Options purchased	—	(46,970)	(66,132)

Swap contracts	—	368,153	(2,454,680)

Total — representing net assets applicable to outstanding capital stock	$1,200,170,829	$188,342,493	$5,189,608,061

Class 1

Net assets	$974,541,892	$9,222	$4,413,919,081

Shares outstanding	71,586,607	1,042	438,304,429

Net asset value per share	$13.61	$8.85	$10.07

Class 2

Net assets	$18,561,484	$9,004,423	$24,966,559

Shares outstanding	1,372,372	1,025,778	2,488,426

Net asset value per share	$13.53	$8.78	$10.03

Class 3

Net assets	$207,067,453	$179,328,848	$750,722,421

Shares outstanding	15,246,442	20,317,494	74,475,805

Net asset value per share	$13.58	$8.83	$10.08

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	133

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

	Columbia Variable Portfolio – Large Core Quantitative Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund	Variable Portfolio – Partners Small Cap Value Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $4,036,676,249, $148,533,598, $1,092,802,962)	$4,219,615,025	$140,137,999	$1,074,897,402

Affiliated issuers (identified cost $23,543,712, $574,241, $56,110,714)	23,543,712	574,241	56,110,714

Options purchased (identified cost $0, $574,650, $0)	—	405,433	—

Total investments (identified cost $4,060,219,961, $149,682,489, $1,148,913,676)	4,243,158,737	141,117,673	1,131,008,116

Foreign currency (identified cost $0, $2,479,921, $0)	—	2,490,249	—

Cash collateral held at broker	—	200,000	—

Margin deposits	—	694,891	—

Unrealized appreciation on forward foreign currency exchange contracts	—	1,659,435	—

Premiums paid on outstanding swap contracts	—	155	—

Receivable for:

Investments sold	20,531,368	51,148	2,672,966

Dividends	2,736,097	343	1,153,211

Interest	—	463,212	—

Foreign tax reclaims	—	26,177	38,310

Variation margin	8,690	52,622	—

Expense reimbursement due from Investment Manager	—	3,589	150,490

Prepaid expenses	11,676	1,925	5,210

Total assets	4,266,446,568	146,761,419	1,135,028,303

Liabilities

Option contracts written, at value (premiums received $0, $613,895, $0)	—	438,811	—

Due to custodian	—	4,114	—

Unrealized depreciation on forward foreign currency exchange contracts	—	1,822,555	—

Unrealized depreciation on swap contracts	—	828,759	—

Payable for:

Investments purchased	20,567,379	63,455	14,846,343

Capital shares purchased	3,645,316	91,550	89,603

Variation margin	259,200	31,126	—

Investment management fees	2,142,960	54,227	888,564

Distribution and/or service fees	140,797	16,246	14,934

Transfer agent fees	217,313	7,394	57,618

Administration fees	176,729	8,627	73,593

Compensation of board members	100,563	138,254	89,749

Other expenses	279,054	71,735	61,038

Total liabilities	27,529,311	3,576,853	16,121,442

Net assets applicable to outstanding capital stock	$4,238,917,257	$143,184,566	$1,118,906,861

The accompanying Notes to Financial Statements are an integral part of this statement.

134	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

	Columbia Variable Portfolio – Large Core Quantitative Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund	Variable Portfolio – Partners Small Cap Value Fund
Represented by

Paid-in capital	$—	$158,190,474	$—

Undistributed (excess of distributions over) net investment income	—	(3,195,020)	—

Accumulated net realized gain (loss)	—	(2,346,533)	—

Unrealized appreciation (depreciation) on:

Investments	—	(8,395,599)	—

Foreign currency translations	—	(8,262)	—

Forward foreign currency exchange contracts	—	(163,120)	—

Futures contracts	—	(79,544)	—

Options purchased	—	(169,217)	—

Options contracts written	—	175,084	—

Swap contracts	—	(823,697)	—

Trust capital	$4,238,917,257	$—	$1,118,906,861

Total — representing net assets applicable to outstanding capital stock	$4,238,917,257	$143,184,566	$1,118,906,861

Class 1

Net assets	$2,941,017,482	$10,575	$985,529,753

Shares outstanding	81,263,067	2,086	47,368,777

Net asset value per share	$36.19	$5.07	$20.81

Class 2

Net assets	$16,916,631	$7,897,549	$4,017,403

Shares outstanding	473,932	1,583,809	195,889

Net asset value per share	$35.69	$4.99	$20.51

Class 3

Net assets	$1,280,983,144	$135,276,442	$129,359,705

Shares outstanding	35,661,051	26,754,511	6,266,588

Net asset value per share	$35.92	$5.06	$20.64

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	135

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

	Variable Portfolio – Sit Dividend Growth Fund	Variable Portfolio – Victory Established Value Fund
Assets

Investments, at value

Unaffiliated issuers (identified cost $1,590,217,753, $205,568,571)	$1,732,170,428	$209,296,488

Affiliated issuers (identified cost $10,127,036, $9,353,199)	10,127,036	9,353,199

Total investments (identified cost $1,600,344,789, $214,921,770)	1,742,297,464	218,649,687

Receivable for:

Investments sold	16,269,930	131,886

Capital shares sold	—	1,084

Dividends	2,935,176	317,804

Foreign tax reclaims	93,750	14,181

Expense reimbursement due from Investment Manager	85,923	10,869

Prepaid expenses	6,018	3,198

Total assets	1,761,688,261	219,128,709

Liabilities

Payable for:

Investments purchased	11,584,969	144,165

Capital shares purchased	1,973,990	238,643

Investment management fees	1,042,652	147,101

Distribution and/or service fees	6,737	5,953

Transfer agent fees	89,186	11,315

Administration fees	80,693	11,315

Compensation of board members	100,674	41,868

Other expenses	39,875	33,051

Total liabilities	14,918,776	633,411

Net assets applicable to outstanding capital stock	$1,746,769,485	$218,495,298

Represented by

Trust capital	$1,746,769,485	$218,495,298

Total — representing net assets applicable to outstanding capital stock	$1,746,769,485	$218,495,298

Class 1

Net assets	$1,691,555,302	$176,428,217

Shares outstanding	109,227,532	9,396,744

Net asset value per share	$15.49	$18.78

Class 2

Net assets	$8,239,391	$14,430,552

Shares outstanding	538,834	779,138

Net asset value per share	$15.29	$18.52

Class 3

Net assets	$46,974,792	$27,636,529

Shares outstanding	3,054,208	1,481,200

Net asset value per share	$15.38	$18.66

The accompanying Notes to Financial Statements are an integral part of this statement.

136	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

	Columbia Variable Portfolio – Emerging Markets Fund	Columbia Variable Portfolio – Global Bond Fund	Columbia Variable Portfolio – Intermediate Bond Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$21,750,024	$—	$3,841,207
Dividends — affiliated issuers	44,852	44,590	53,163
Interest	576	14,779,052	131,102,336
Foreign taxes withheld	(2,613,358)	—	—

Total income	19,182,094	14,823,642	134,996,706

Expenses:
Investment management fees	12,339,148	2,104,604	18,727,955
Distribution and/or service fees
Class 2	47,910	23,166	62,185
Class 3	306,330	265,544	1,038,299
Transfer agent fees
Class 1	537,873	88,517	2,220,886
Class 2	11,498	5,560	14,924
Class 3	147,034	127,457	498,383
Administration fees	887,494	292,645	2,652,268
Compensation of board members	23,834	14,806	63,322
Custodian fees	566,118	49,849	94,285
Printing and postage fees	119,004	103,048	372,412
Audit fees	56,386	30,810	31,380
Legal fees	13,189	8,000	36,121
Other	165,611	16,531	62,389

Total expenses	15,221,429	3,130,537	25,874,809
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(356,960)	(117,619)	—

Total net expenses	14,864,469	3,012,918	25,874,809

Net investment income	4,317,625	11,810,724	109,121,897

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(56,890,428)	(22,356,909)	3,349,376
Foreign currency translations	(983,774)	(789,583)	(10,045)
Forward foreign currency exchange contracts	—	13,004,150	1,673,637
Futures contracts	—	(11,405,472)	(9,579,557)
Options purchased	—	—	(147,175)
Options contracts written	—	—	315,000
Swap contracts	—	2,395,812	(8,277,688)

Net realized loss	(57,874,202)	(19,152,002)	(12,676,452)
Net change in unrealized appreciation (depreciation) on:
Investments	(73,400,590)	2,389,186	(102,500,848)
Foreign currency translations	8,419	90,707	4,959
Forward foreign currency exchange contracts	—	(375,053)	(526,803)
Futures contracts	—	2,025,463	2,357,086
Options purchased	—	(46,970)	(66,132)
Swap contracts	—	(569,640)	(14,044)

Net change in unrealized appreciation (depreciation)	(73,392,171)	3,513,693	(100,745,782)

Net realized and unrealized loss	(131,266,373)	(15,638,309)	(113,422,234)

Net change in net assets resulting from operations	$(126,948,748)	$(3,827,585)	$(4,300,337)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	137

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS (continued)

Year Ended December 31, 2015

	Columbia Variable Portfolio – Large Core Quantitative Fund	Variable Portfolio – BlackRock Global Inflation- Protected Securities Fund		Variable Portfolio – Partners Small Cap Value Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$86,817,530	$—		$25,380,006
Dividends — affiliated issuers	39,812	13,760		91,214
Interest	—	(181,219	)(a)	—
Foreign taxes withheld	—	—		(395,266)

Total income	86,857,342	(167,459)		25,075,954

Expenses:
Investment management fees	22,478,813	2,935,317		12,883,522
Distribution and/or service fees
Class 2	35,208	19,634		9,901
Class 3	1,703,077	193,170		190,376
Transfer agent fees
Class 1	1,438,108	308,668		751,644
Class 2	8,450	4,712		2,376
Class 3	817,449	92,719		91,377
Administration fees	1,879,533	446,469		1,061,321
Compensation of board members	54,684	20,128		27,700
Custodian fees	36,598	55,103		39,554
Printing and postage fees	605,226	74,886		104,962
Audit fees	18,736	29,810		20,160
Legal fees	31,534	9,071		17,101
Other	49,741	23,976		28,652

Total expenses	29,157,157	4,213,663		15,228,646
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(43,434)		(1,923,520)

Total net expenses	29,157,157	4,170,229		13,305,126

Net investment income (loss)	57,700,185	(4,337,688)		11,770,828

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	154,552,618	7,835,313		124,574,357
Foreign currency translations	—	4,694,745		(284)
Forward foreign currency exchange contracts	—	54,488,565		—
Futures contracts	1,753,631	3,391,738		—
Options purchased	—	(8,498,747)		—
Options contracts written	—	4,764,823		—
Swap contracts	—	(7,139,874)		—

Net realized gain	156,306,249	59,536,563		124,574,073
Net change in unrealized appreciation (depreciation) on:
Investments	(236,837,053)	(35,753,324)		(253,813,748)
Foreign currency translations	—	119,719		(20)
Forward foreign currency exchange contracts	—	(21,964,430)		—
Futures contracts	(820,854)	524,053		—
Options purchased	—	(821,992)		—
Options contracts written	—	(145,337)		—
Swap contracts	—	4,923,479		—

Net change in unrealized depreciation	(237,657,907)	(53,117,832)		(253,813,768)

Net realized and unrealized gain (loss)	(81,351,658)	6,418,731		(129,239,695)

Net change in net assets resulting from operations	$(23,651,473)	$2,081,043		$(117,468,867)

(a)	Includes amortization of bond premiums and deflationary adjustments for U.S. Treasury and Foreign Government Inflation Bonds which exceeded the aggregate of interest accrued to income for the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

138	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS (continued)

Year Ended December 31, 2015

	Variable Portfolio – Sit Dividend Growth Fund	Variable Portfolio – Victory Established Value Fund
Net investment income
Income:

Dividends — unaffiliated issuers	$92,930,276	$8,440,551

Dividends — affiliated issuers	30,309	15,440

Foreign taxes withheld	(372,816)	(53,581)

Total income	92,587,769	8,402,410

Expenses:

Investment management fees	13,177,697	4,010,962

Distribution and/or service fees

Class 2	17,722	29,715

Class 3	63,139	31,152

Transfer agent fees

Class 1	1,095,372	289,569

Class 2	4,253	7,131

Class 3	30,305	14,952

Administration fees	1,016,625	303,530

Compensation of board members	33,319	17,090

Custodian fees	23,814	13,875

Printing and postage fees	28,794	19,777

Audit fees	20,160	20,160

Legal fees	19,024	10,721

Other	30,989	16,282

Total expenses	15,561,213	4,784,916

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(979,256)	(75,079)

Total net expenses	14,581,957	4,709,837

Net investment income	78,005,812	3,692,573

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	119,602,262	181,442,137

Foreign currency translations	(3,521)	—

Net realized gain	119,598,741	181,442,137

Net change in unrealized appreciation (depreciation) on:

Investments	(181,553,187)	(147,852,860)

Foreign currency translations	(1,309)	—

Net change in unrealized depreciation	(181,554,496)	(147,852,860)

Net realized and unrealized gain (loss)	(61,955,755)	33,589,277

Net change in net assets resulting from operations	$16,050,057	$37,281,850

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	139

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Columbia Variable Portfolio – Emerging Markets Fund		Columbia Variable Portfolio – Global Bond Fund
	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2014
Operations

Net investment income	$4,317,625	$2,362,373	$11,810,724	$22,919,902

Net realized gain (loss)	(57,874,202)	33,841,389	(19,152,002)	11,520,261

Net change in unrealized appreciation (depreciation)	(73,392,171)	(60,035,490)	3,513,693	(24,029,385)

Net increase (decrease) in net assets resulting from operations	(126,948,748)	(23,831,728)	(3,827,585)	10,410,778

Distributions to shareholders

Net investment income

Class 1	(1,684,238)	(1,495,329)	—	—

Class 2	(19,304)	(11,956)	—	—

Class 3	(300,337)	(381,652)	—	—

Net realized gains

Class 1	(25,076,391)	(3,084,157)	(801)	(19,432,022)

Class 2	(541,231)	(68,562)	(772,194)	(415,004)

Class 3	(6,712,545)	(1,219,598)	(17,611,305)	(11,153,502)

Total distributions to shareholders	(34,334,046)	(6,261,254)	(18,384,300)	(31,000,528)

Increase (decrease) in net assets from capital stock activity	327,510,921	54,287,572	(470,713,378)	(158,332,396)

Total increase (decrease) in net assets	166,228,127	24,194,590	(492,925,263)	(178,922,146)

Net assets at beginning of year	1,033,942,702	1,009,748,112	681,267,756	860,189,902

Net assets at end of year	$1,200,170,829	$1,033,942,702	$188,342,493	$681,267,756

Undistributed (excess of distributions over) net investment income	$1,140,068	$(65,205)	$1,090,794	$(4,800,936)

The accompanying Notes to Financial Statements are an integral part of this statement.

140	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Variable Portfolio – Intermediate Bond Fund		Columbia Variable Portfolio – Large Core Quantitative Fund
	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2014
Operations

Net investment income	$109,121,897	$80,906,301	$57,700,185	$33,974,135

Net realized gain (loss)	(12,676,452)	5,872,343	156,306,249	309,847,135

Net change in unrealized appreciation (depreciation)	(100,745,782)	68,274,029	(237,657,907)	39,725,858

Net increase (decrease) in net assets resulting from operations	(4,300,337)	155,052,673	(23,651,473)	383,547,128

Distributions to shareholders

Net investment income

Class 1	(68,493,581)	(54,006,609)	—	—

Class 2	(302,023)	(612,889)	—	—

Class 3	(11,011,692)	(24,790,474)	—	—

Net realized gains

Class 1	(14,218,503)	(9,353,216)	—	—

Class 2	(75,609)	(117,554)	—	—

Class 3	(2,508,686)	(4,512,442)	—	—

Total distributions to shareholders	(96,610,094)	(93,393,184)	—	—

Increase (decrease) in net assets from capital stock activity	2,338,383,332	(35,923,009)	1,442,279,307	410,006,542

Total increase in net assets	2,237,472,901	25,736,480	1,418,627,834	793,553,670

Net assets at beginning of year	2,952,135,160	2,926,398,680	2,820,289,423	2,026,735,753

Net assets at end of year	$5,189,608,061	$2,952,135,160	$4,238,917,257	$2,820,289,423

Undistributed net investment income	$95,360,582	$80,691,592	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	141

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund		Variable Portfolio – Partners Small Cap Value Fund
	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2014
Operations

Net investment income (loss)	$(4,337,688)	$20,849,038	$11,770,828	$8,716,539

Net realized gain	59,536,563	85,260,708	124,574,073	242,915,175

Net change in unrealized appreciation (depreciation)	(53,117,832)	48,895,505	(253,813,768)	(217,465,471)

Net increase (decrease) in net assets resulting from operations	2,081,043	155,005,251	(117,468,867)	34,166,243

Distributions to shareholders

Net investment income

Class 1	(3,968)	—	—	—

Class 2	(3,039,135)	—	—	—

Class 3	(57,192,838)	—	—	—

Net realized gains

Class 1	(937)	—	—	—

Class 2	(722,302)	—	—	—

Class 3	(13,546,597)	—	—	—

Total distributions to shareholders	(74,505,777)	—	—	—

Decrease in net assets from capital stock activity	(1,254,642,120)	(655,296,708)	(408,674,235)	(277,803,857)

Total decrease in net assets	(1,327,066,854)	(500,291,457)	(526,143,102)	(243,637,614)

Net assets at beginning of year	1,470,251,420	1,970,542,877	1,645,049,963	1,888,687,577

Net assets at end of year	$143,184,566	$1,470,251,420	$1,118,906,861	$1,645,049,963

Excess of distributions over net investment income	$(3,195,020)	$(23,909,634)	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

142	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – Sit Dividend Growth Fund		Variable Portfolio – Victory Established Value Fund
	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2014
Operations
Net investment income	$78,005,812	$28,146,080	$3,692,573	$10,338,138
Net realized gain	119,598,741	116,965,606	181,442,137	170,458,985
Net change in unrealized appreciation (depreciation)	(181,554,496)	54,300,570	(147,852,860)	(73,516,433)

Net increase in net assets resulting from operations	16,050,057	199,412,256	37,281,850	107,280,690

Increase (decrease) in net assets from capital stock activity	(231,210,340)	243,735,824	(664,753,595)	(296,934,235)

Total increase (decrease) in net assets	(215,160,283)	443,148,080	(627,471,745)	(189,653,545)

Net assets at beginning of year	1,961,929,768	1,518,781,688	845,967,043	1,035,620,588

Net assets at end of year	$1,746,769,485	$1,961,929,768	$218,495,298	$845,967,043

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	143

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Variable Portfolio – Emerging Markets Fund				Columbia Variable Portfolio – Global Bond Fund
	Year ended December 31, 2015		Year ended December 31, 2014		Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	34,016,488	536,593,028	6,439,472	102,295,727	575,448	5,928,815	19,472,148	209,501,568

Distributions reinvested	1,756,958	26,760,629	278,093	4,579,486	85	801	1,814,381	19,432,022

Redemptions	(13,118,385)	(209,769,927)	(571,418)	(9,157,554)	(43,042,839)	(450,853,765)	(31,333,907)	(336,963,344)

Net increase (decrease)	22,655,061	353,583,730	6,146,147	97,717,659	(42,467,306)	(444,924,149)	(10,047,378)	(108,029,754)

Class 2 shares

Subscriptions	332,816	4,947,689	346,344	5,541,823	180,838	1,739,825	116,085	1,230,971

Distributions reinvested	36,801	560,535	4,892	80,518	82,588	772,194	38,931	415,004

Redemptions	(183,411)	(2,576,737)	(101,826)	(1,608,401)	(156,413)	(1,517,831)	(173,038)	(1,838,741)

Net increase (decrease)	186,206	2,931,487	249,410	4,013,940	107,013	994,188	(18,022)	(192,766)

Class 3 shares

Subscriptions	199,185	2,899,194	182,525	2,850,415	182,685	1,864,272	97,012	1,029,559

Distributions reinvested	459,435	7,012,882	97,138	1,601,250	1,875,538	17,611,305	1,042,383	11,153,502

Redemptions	(2,617,509)	(38,916,372)	(3,253,861)	(51,895,692)	(4,774,638)	(46,258,994)	(5,812,151)	(62,292,937)

Net decrease	(1,958,889)	(29,004,296)	(2,974,198)	(47,444,027)	(2,716,415)	(26,783,417)	(4,672,756)	(50,109,876)

Total net increase (decrease)	20,882,378	327,510,921	3,421,359	54,287,572	(45,076,708)	(470,713,378)	(14,738,156)	(158,332,396)

The accompanying Notes to Financial Statements are an integral part of this statement.

144	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Variable Portfolio – Intermediate Bond Fund				Columbia Variable Portfolio – Large Core Quantitative Fund
	Year ended December 31, 2015		Year ended December 31, 2014		Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	270,552,112	2,786,516,095	23,182,116	237,094,461	45,177,140	1,683,275,572	19,573,018	608,227,205

Distributions reinvested	8,221,877	82,712,084	6,267,045	63,359,825	—	—	—	—

Redemptions	(40,182,852)	(408,240,327)	(16,295,785)	(166,164,600)	(2,926,422)	(106,522,810)	(441,189)	(14,260,988)

Net increase	238,591,137	2,460,987,852	13,153,376	134,289,686	42,250,718	1,576,752,762	19,131,829	593,966,217

Class 2 shares

Subscriptions	573,093	5,849,467	406,167	4,142,662	237,192	8,535,082	155,599	5,141,453

Distributions reinvested	37,613	377,632	72,393	730,443	—	—	—	—

Redemptions	(472,597)	(4,809,901)	(586,655)	(5,963,411)	(31,982)	(1,150,834)	(7,682)	(246,461)

Net increase (decrease)	138,109	1,417,198	(108,095)	(1,090,306)	205,210	7,384,248	147,917	4,894,992

Class 3 shares

Subscriptions	519,072	5,348,618	232,001	2,359,309	12,670	458,504	17,766	587,227

Distributions reinvested	1,341,307	13,520,378	2,892,687	29,302,916	—	—	—	—

Redemptions	(13,979,219)	(142,890,714)	(19,658,999)	(200,784,614)	(3,941,204)	(142,316,207)	(5,838,187)	(189,441,894)

Net decrease	(12,118,840)	(124,021,718)	(16,534,311)	(169,122,389)	(3,928,534)	(141,857,703)	(5,820,421)	(188,854,667)

Total net increase (decrease)	226,610,406	2,338,383,332	(3,489,030)	(35,923,009)	38,527,394	1,442,279,307	13,459,325	410,006,542

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	145

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund				Variable Portfolio – Partners Small Cap Value Fund
	Year ended December 31, 2015		Year ended December 31, 2014		Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	834,600	8,084,747	21,513,367	195,532,831	6,131,918	139,170,279	12,751,800	283,438,897

Distributions reinvested	956	4,905	—	—	—	—	—	—

Redemptions	(137,412,252)	(1,309,253,405)	(86,955,793)	(803,676,042)	(22,886,244)	(520,222,175)	(23,252,137)	(518,478,922)

Net decrease	(136,576,696)	(1,301,163,753)	(65,442,426)	(608,143,211)	(16,754,326)	(381,051,896)	(10,500,337)	(235,040,025)

Class 2 shares

Subscriptions	297,543	2,320,155	232,180	2,118,982	56,717	1,252,694	54,403	1,202,583

Distributions reinvested	744,839	3,761,437	—	—	—	—	—	—

Redemptions	(204,992)	(1,285,133)	(256,915)	(2,327,665)	(30,561)	(673,917)	(51,843)	(1,115,200)

Net increase (decrease)	837,390	4,796,459	(24,735)	(208,683)	26,156	578,777	2,560	87,383

Class 3 shares

Subscriptions	500,297	3,320,380	269,775	2,425,839	37,384	827,673	112,092	2,427,455

Distributions reinvested	13,816,296	70,739,435	—	—	—	—	—	—

Redemptions	(5,120,584)	(32,334,641)	(5,418,684)	(49,370,653)	(1,299,193)	(29,028,789)	(2,041,103)	(45,278,670)

Net increase (decrease)	9,196,009	41,725,174	(5,148,909)	(46,944,814)	(1,261,809)	(28,201,116)	(1,929,011)	(42,851,215)

Total net decrease	(126,543,297)	(1,254,642,120)	(70,616,070)	(655,296,708)	(17,989,979)	(408,674,235)	(12,426,788)	(277,803,857)

The accompanying Notes to Financial Statements are an integral part of this statement.

146	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio – Sit Dividend Growth Fund				Variable Portfolio – Victory Established Value Fund
	Year ended December 31, 2015		Year ended December 31, 2014		Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class 1 shares

Subscriptions	5,951,711	93,059,776	20,312,859	289,485,910	14,877	277,866	6,845,345	117,346,941

Redemptions	(20,229,582)	(318,867,212)	(2,479,267)	(34,831,953)	(34,090,308)	(675,515,652)	(23,668,818)	(413,558,205)

Net increase (decrease)	(14,277,871)	(225,807,436)	17,833,592	254,653,957	(34,075,431)	(675,237,786)	(16,823,473)	(296,211,264)

Class 2 shares

Subscriptions	170,342	2,599,343	130,774	1,856,099	329,841	6,281,920	103,840	1,801,472

Redemptions	(37,534)	(573,003)	(61,099)	(854,464)	(38,905)	(730,018)	(50,100)	(869,627)

Net increase	132,808	2,026,340	69,675	1,001,635	290,936	5,551,902	53,740	931,845

Class 3 shares

Subscriptions	87,100	1,336,669	71,958	1,014,638	382,434	7,350,326	89,420	1,545,517

Redemptions	(570,151)	(8,765,913)	(912,398)	(12,934,406)	(125,238)	(2,418,037)	(184,212)	(3,200,333)

Net increase (decrease)	(483,051)	(7,429,244)	(840,440)	(11,919,768)	257,196	4,932,289	(94,792)	(1,654,816)

Total net increase (decrease)	(14,628,114)	(231,210,340)	17,062,827	243,735,824	(33,527,299)	(664,753,595)	(16,864,525)	(296,934,235)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	147

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Columbia Variable Portfolio – Emerging Markets Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Funds are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect fees and expenses imposed under your Contract or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$15.36	$15.81	$16.18	$13.82		$17.95

Income from investment operations:

Net investment income	0.06	0.04	0.12	0.10		0.15

Net realized and unrealized gain (loss)	(1.37)	(0.39)	(0.38)	2.67		(3.83)

Increase from payment by affiliate	—	—	—	0.01		—

Total from investment operations	(1.31)	(0.35)	(0.26)	2.78		(3.68)

Less distributions to shareholders:

Net investment income	(0.02)	(0.03)	(0.11)	(0.08)		(0.20)

Net realized gains	(0.42)	(0.07)	—	(0.34)		(0.25)

Total distributions to shareholders	(0.44)	(0.10)	(0.11)	(0.42)		(0.45)

Net asset value, end of period	$13.61	$15.36	$15.81	$16.18		$13.82

Total return	(8.83%)	(2.27%)	(1.59%)	20.67	%(a)	(20.90%)

Ratios to average net assets(b)

Total gross expenses	1.28%	1.27%	1.30%	1.29	%(c)	1.32%

Total net expenses(d)	1.25%	1.25%	1.25%	1.27	%(c)	1.32%

Net investment income	0.40%	0.26%	0.75%	0.69%		0.96%

Supplemental data

Net assets, end of period (in thousands)	$974,542	$751,812	$676,275	$592,820		$500,581

Portfolio turnover	77%	83%	83%	150%		100%

Notes to Financial Highlights

(a)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

148	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Columbia Variable Portfolio – Emerging Markets Fund

	Year Ended December 31,
Class 2	2015	2014		2013	2012		2011
Per share data
Net asset value, beginning of period	$15.30	$15.75		$16.14	$13.79		$17.92

Income from investment operations:

Net investment income	0.03	(0.00	)(a)	0.07	0.06		0.12

Net realized and unrealized gain (loss)	(1.37)	(0.37)		(0.38)	2.67		(3.83)

Increase from payment by affiliate	—	—		—	0.01		—

Total from investment operations	(1.34)	(0.37)		(0.31)	2.74		(3.71)

Less distributions to shareholders:

Net investment income	(0.01)	(0.01)		(0.08)	(0.05)		(0.17)

Net realized gains	(0.42)	(0.07)		—	(0.34)		(0.25)

Total distributions to shareholders	(0.43)	(0.08)		(0.08)	(0.39)		(0.42)

Net asset value, end of period	$13.53	$15.30		$15.75	$16.14		$13.79

Total return	(9.06%)	(2.40%)		(1.87%)	20.36	%(b)	(21.10%)

Ratios to average net assets(c)

Total gross expenses	1.53%	1.52%		1.55%	1.54	%(d)	1.57%

Total net expenses(e)	1.50%	1.50%		1.50%	1.52	%(d)	1.57%

Net investment income (loss)	0.17%	(0.01%)		0.48%	0.42%		0.78%

Supplemental data

Net assets, end of period (in thousands)	$18,561	$18,142		$14,758	$8,806		$4,635

Portfolio turnover	77%	83%		83%	150%		100%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	149

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Columbia Variable Portfolio – Emerging Markets Fund

	Year Ended December 31,
Class 3	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$15.34	$15.79	$16.18	$13.81		$17.94

Income from investment operations:

Net investment income	0.04	0.02	0.10	0.08		0.13

Net realized and unrealized gain (loss)	(1.36)	(0.38)	(0.40)	2.68		(3.83)

Increase from payment by affiliate	—	—	—	0.01		—

Total from investment operations	(1.32)	(0.36)	(0.30)	2.77		(3.70)

Less distributions to shareholders:

Net investment income	(0.02)	(0.02)	(0.09)	(0.06)		(0.18)

Net realized gains	(0.42)	(0.07)	—	(0.34)		(0.25)

Total distributions to shareholders	(0.44)	(0.09)	(0.09)	(0.40)		(0.43)

Net asset value, end of period	$13.58	$15.34	$15.79	$16.18		$13.81

Total return	(8.94%)	(2.33%)	(1.80%)	20.59	%(a)	(21.02%)

Ratios to average net assets(b)

Total gross expenses	1.40%	1.40%	1.42%	1.42	%(c)	1.44%

Total net expenses(d)	1.38%	1.38%	1.38%	1.40	%(c)	1.44%

Net investment income	0.28%	0.15%	0.66%	0.56%		0.83%

Supplemental data

Net assets, end of period (in thousands)	$207,067	$263,988	$318,715	$371,291		$368,548

Portfolio turnover	77%	83%	83%	150%		100%

Notes to Financial Highlights

(a)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

150	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.26	$10.60	$12.20	$11.85	$11.70

Income from investment operations:

Net investment income	0.30	0.32	0.30	0.34	0.39

Net realized and unrealized gain (loss)	(0.87)	(0.21)	(1.19)	0.41	0.18

Total from investment operations	(0.57)	0.11	(0.89)	0.75	0.57

Less distributions to shareholders:

Net investment income	—	—	(0.64)	(0.34)	(0.36)

Net realized gains	(0.84)	(0.45)	(0.07)	(0.06)	(0.06)

Total distributions to shareholders	(0.84)	(0.45)	(0.71)	(0.40)	(0.42)

Net asset value, end of period	$8.85	$10.26	$10.60	$12.20	$11.85

Total return	(6.08%)	0.89%	(7.60%)	6.43%	4.92%

Ratios to average net assets(a)

Total gross expenses	0.75%	0.74%	0.73%	0.71%	0.75%

Total net expenses(b)	0.75%	0.73%	0.72%	0.71%	0.75%

Net investment income	2.88%	3.02%	2.69%	2.80%	3.24%

Supplemental data

Net assets, end of period (in thousands)	$9	$435,907	$556,739	$1,168,704	$1,197,612

Portfolio turnover	109%	68%	46%	42%	50%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	151

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.20	$10.57	$12.19	$11.83	$11.69

Income from investment operations:

Net investment income	0.32	0.30	0.28	0.31	0.35

Net realized and unrealized gain (loss)	(0.90)	(0.22)	(1.19)	0.42	0.19

Total from investment operations	(0.58)	0.08	(0.91)	0.73	0.54

Less distributions to shareholders:

Net investment income	—	—	(0.64)	(0.31)	(0.34)

Net realized gains	(0.84)	(0.45)	(0.07)	(0.06)	(0.06)

Total distributions to shareholders	(0.84)	(0.45)	(0.71)	(0.37)	(0.40)

Net asset value, end of period	$8.78	$10.20	$10.57	$12.19	$11.83

Total return	(6.22%)	0.60%	(7.83%)	6.29%	4.62%

Ratios to average net assets(a)

Total gross expenses	1.04%	1.00%	0.98%	0.96%	0.99%

Total net expenses(b)	0.98%	0.98%	0.98%	0.96%	0.99%

Net investment income	3.30%	2.79%	2.53%	2.55%	2.95%

Supplemental data

Net assets, end of period (in thousands)	$9,004	$9,375	$9,899	$9,792	$5,578

Portfolio turnover	109%	68%	46%	42%	50%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

152	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Columbia Variable Portfolio – Global Bond Fund

	Year Ended December 31,
Class 3	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.25	$10.59	$12.21	$11.85	$11.70

Income from investment operations:

Net investment income	0.33	0.31	0.29	0.32	0.37

Net realized and unrealized gain (loss)	(0.91)	(0.20)	(1.20)	0.42	0.19

Total from investment operations	(0.58)	0.11	(0.91)	0.74	0.56

Less distributions to shareholders:

Net investment income	—	—	(0.64)	(0.32)	(0.35)

Net realized gains	(0.84)	(0.45)	(0.07)	(0.06)	(0.06)

Total distributions to shareholders	(0.84)	(0.45)	(0.71)	(0.38)	(0.41)

Net asset value, end of period	$8.83	$10.25	$10.59	$12.21	$11.85

Total return	(6.17%)	0.89%	(7.79%)	6.38%	4.78%

Ratios to average net assets(a)

Total gross expenses	0.91%	0.87%	0.86%	0.83%	0.88%

Total net expenses(b)	0.86%	0.85%	0.85%	0.83%	0.88%

Net investment income	3.42%	2.90%	2.61%	2.68%	3.13%

Supplemental data

Net assets, end of period (in thousands)	$179,329	$235,986	$293,552	$419,392	$456,088

Portfolio turnover	109%	68%	46%	42%	50%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	153

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Columbia Variable Portfolio – Intermediate Bond Fund

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.22	$10.01	$11.26	$11.19	$11.00

Income from investment operations:

Net investment income	0.25	0.28	0.30	0.39	0.40

Net realized and unrealized gain (loss)	(0.22)	0.26	(0.56)	0.44	0.32

Total from investment operations	0.03	0.54	(0.26)	0.83	0.72

Less distributions to shareholders:

Net investment income	(0.15)	(0.28)	(0.50)	(0.46)	(0.53)

Net realized gains	(0.03)	(0.05)	(0.49)	(0.30)	—

Total distributions to shareholders	(0.18)	(0.33)	(0.99)	(0.76)	(0.53)

Net asset value, end of period	$10.07	$10.22	$10.01	$11.26	$11.19

Total return	0.30%	5.47%	(2.25%)	7.70%	6.75%

Ratios to average net assets(a)

Total gross expenses	0.54%	0.55%	0.55%	0.54%	0.55%

Total net expenses(b)	0.54%	0.55%	0.55%	0.54%	0.55%

Net investment income	2.42%	2.78%	2.81%	3.49%	3.66%

Supplemental data

Net assets, end of period (in thousands)	$4,413,919	$2,042,053	$1,868,361	$2,472,928	$2,563,889

Portfolio turnover	477%	271%	258%	198%	330%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

154	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.19	$9.98	$11.22	$11.16	$10.99

Income from investment operations:

Net investment income	0.22	0.26	0.27	0.35	0.38

Net realized and unrealized gain (loss)	(0.23)	0.26	(0.55)	0.46	0.31

Total from investment operations	(0.01)	0.52	(0.28)	0.81	0.69

Less distributions to shareholders:

Net investment income	(0.12)	(0.26)	(0.47)	(0.45)	(0.52)

Net realized gains	(0.03)	(0.05)	(0.49)	(0.30)	—

Total distributions to shareholders	(0.15)	(0.31)	(0.96)	(0.75)	(0.52)

Net asset value, end of period	$10.03	$10.19	$9.98	$11.22	$11.16

Total return	(0.05%)	5.20%	(2.44%)	7.49%	6.47%

Ratios to average net assets(a)

Total gross expenses	0.80%	0.80%	0.81%	0.80%	0.80%

Total net expenses(b)	0.80%	0.80%	0.81%	0.80%	0.80%

Net investment income	2.18%	2.53%	2.56%	3.15%	3.47%

Supplemental data

Net assets, end of period (in thousands)	$24,967	$23,942	$24,527	$30,024	$13,590

Portfolio turnover	477%	271%	258%	198%	330%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	155

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Columbia Variable Portfolio – Intermediate Bond Fund

	Year Ended December 31,
Class 3	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.23	$10.02	$11.27	$11.20	$11.00

Income from investment operations:

Net investment income	0.24	0.27	0.29	0.38	0.39

Net realized and unrealized gain (loss)	(0.22)	0.26	(0.56)	0.44	0.32

Total from investment operations	0.02	0.53	(0.27)	0.82	0.71

Less distributions to shareholders:

Net investment income	(0.14)	(0.27)	(0.49)	(0.45)	(0.51)

Net realized gains	(0.03)	(0.05)	(0.49)	(0.30)	—

Total distributions to shareholders	(0.17)	(0.32)	(0.98)	(0.75)	(0.51)

Net asset value, end of period	$10.08	$10.23	$10.02	$11.27	$11.20

Total return	0.17%	5.32%	(2.39%)	7.56%	6.68%

Ratios to average net assets(a)

Total gross expenses	0.67%	0.68%	0.68%	0.67%	0.68%

Total net expenses(b)	0.67%	0.68%	0.68%	0.67%	0.68%

Net investment income	2.30%	2.66%	2.68%	3.35%	3.53%

Supplemental data

Net assets, end of period (in thousands)	$750,722	$886,140	$1,033,511	$1,485,918	$1,510,737

Portfolio turnover	477%	271%	258%	198%	330%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

156	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$35.87	$31.09	$23.24	$20.38	$19.34

Income from investment operations:

Net investment income	0.57	0.48	0.39	0.38	0.32

Net realized and unrealized gain (loss)	(0.25)	4.30	7.46	2.48	0.72

Total from investment operations	0.32	4.78	7.85	2.86	1.04

Net asset value, end of period	$36.19	$35.87	$31.09	$23.24	$20.38

Total return	0.89%	15.38%	33.78%	14.03%	5.38%

Ratios to average net assets(a)

Total gross expenses	0.73%	0.74%	0.79%	0.80%	0.85%

Total net expenses(b)	0.73%	0.74%	0.79%	0.77%	0.78%

Net investment income	1.58%	1.45%	1.37%	1.68%	1.60%

Supplemental data

Net assets, end of period (in thousands)	$2,941,017	$1,399,482	$618,147	$6	$6

Portfolio turnover	78%	76%	69%	87%	57%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	157

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$35.47	$30.82	$23.09	$20.30	$19.32

Income from investment operations:

Net investment income	0.47	0.38	0.33	0.34	0.32

Net realized and unrealized gain (loss)	(0.25)	4.27	7.40	2.45	0.66

Total from investment operations	0.22	4.65	7.73	2.79	0.98

Net asset value, end of period	$35.69	$35.47	$30.82	$23.09	$20.30

Total return	0.62%	15.09%	33.48%	13.74%	5.07%

Ratios to average net assets(a)

Total gross expenses	0.98%	1.00%	1.04%	1.05%	1.08%

Total net expenses(b)	0.98%	1.00%	1.04%	1.04%	1.00%

Net investment income	1.31%	1.17%	1.21%	1.51%	1.61%

Supplemental data

Net assets, end of period (in thousands)	$16,917	$9,531	$3,723	$1,101	$254

Portfolio turnover	78%	76%	69%	87%	57%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

158	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Columbia Variable Portfolio – Large Core Quantitative Fund

	Year Ended December 31,
Class 3	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$35.65	$30.94	$23.15	$20.33	$19.32

Income from investment operations:

Net investment income	0.52	0.42	0.35	0.35	0.29

Net realized and unrealized gain (loss)	(0.25)	4.29	7.44	2.47	0.72

Total from investment operations	0.27	4.71	7.79	2.82	1.01

Net asset value, end of period	$35.92	$35.65	$30.94	$23.15	$20.33

Total return	0.76%	15.22%	33.65%	13.87%	5.23%

Ratios to average net assets(a)

Total gross expenses	0.85%	0.87%	0.92%	0.93%	0.96%

Total net expenses(b)	0.85%	0.87%	0.92%	0.90%	0.91%

Net investment income	1.44%	1.30%	1.31%	1.54%	1.45%

Supplemental data

Net assets, end of period (in thousands)	$1,280,983	$1,411,277	$1,404,866	$1,211,173	$1,229,110

Portfolio turnover	78%	76%	69%	87%	57%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	159

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 1	2015		2014		2013		2012	2011
Per share data
Net asset value, beginning of period	$9.49		$8.74		$9.56		$9.58	$9.54

Income from investment operations:

Net investment income (loss)	(0.07)		0.10		0.07		0.20	0.36

Net realized and unrealized gain (loss)	(0.01	)(a)	0.65		(0.58)		0.35	0.55

Total from investment operations	(0.08)		0.75		(0.51)		0.55	0.91

Less distributions to shareholders:

Net investment income	(3.51)		—		(0.00	)(b)	(0.45)	(0.74)

Net realized gains	(0.83)		—		(0.31)		(0.12)	(0.13)

Total distributions to shareholders	(4.34)		—		(0.31)		(0.57)	(0.87)

Net asset value, end of period	$5.07		$9.49		$8.74		$9.56	$9.58

Total return	(1.38%)		8.58%		(5.37%)		5.86%	10.08%

Ratios to average net assets(c)

Total gross expenses	0.58%		0.57	%(d)	0.56%		0.55%	0.56%

Total net expenses(e)	0.58%		0.57	%(d)	0.56%		0.55%	0.56%

Net investment income (loss)	(0.77%)		1.14%		0.80%		2.09%	3.81%

Supplemental data

Net assets, end of period (in thousands)	$11		$1,296,797		$1,765,508		$2,635,289	$2,546,875

Portfolio turnover	89%		94%		97%		61%	66%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

160	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 2	2015		2014		2013	2012	2011
Per share data
Net asset value, beginning of period	$9.41		$8.68		$9.52	$9.55	$9.52

Income from investment operations:

Net investment income (loss)	(0.02)		0.07		0.05	0.17	0.31

Net realized and unrealized gain (loss)	(0.08	)(a)	0.66		(0.58)	0.35	0.59

Total from investment operations	(0.10)		0.73		(0.53)	0.52	0.90

Less distributions to shareholders:

Net investment income	(3.49)		—		—	(0.43)	(0.74)

Net realized gains	(0.83)		—		(0.31)	(0.12)	(0.13)

Total distributions to shareholders	(4.32)		—		(0.31)	(0.55)	(0.87)

Net asset value, end of period	$4.99		$9.41		$8.68	$9.52	$9.55

Total return	(1.64%)		8.41%		(5.61%)	5.61%	9.91%

Ratios to average net assets(b)

Total gross expenses	0.89%		0.82	%(c)	0.81%	0.80%	0.81%

Total net expenses(d)	0.86%		0.82	%(c)	0.81%	0.80%	0.81%

Net investment income (loss)	(0.28%)		0.81%		0.57%	1.79%	3.31%

Supplemental data

Net assets, end of period (in thousands)	$7,898		$7,022		$6,693	$9,443	$5,016

Portfolio turnover	89%		94%		97%	61%	66%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	161

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund

	Year Ended December 31,
Class 3	2015		2014		2013	2012	2011
Per share data
Net asset value, beginning of period	$9.48		$8.73		$9.56	$9.59	$9.54

Income from investment operations:

Net investment income (loss)	(0.02)		0.09		0.06	0.19	0.35

Net realized and unrealized gain (loss)	(0.07	)(a)	0.66		(0.58)	0.33	0.56

Total from investment operations	(0.09)		0.75		(0.52)	0.52	0.91

Less distributions to shareholders:

Net investment income	(3.50)		—		—	(0.43)	(0.73)

Net realized gains	(0.83)		—		(0.31)	(0.12)	(0.13)

Total distributions to shareholders	(4.33)		—		(0.31)	(0.55)	(0.86)

Net asset value, end of period	$5.06		$9.48		$8.73	$9.56	$9.59

Total return	(1.49%)		8.59%		(5.48%)	5.61%	10.03%

Ratios to average net assets(b)

Total gross expenses	0.76%		0.69	%(c)	0.68%	0.68%	0.68%

Total net expenses(d)	0.74%		0.69	%(c)	0.68%	0.68%	0.68%

Net investment income (loss)	(0.23%)		1.00%		0.66%	1.95%	3.70%

Supplemental data

Net assets, end of period (in thousands)	$135,276		$166,432		$198,342	$299,702	$319,854

Portfolio turnover	89%		94%		97%	61%	66%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

162	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$22.92	$22.43	$16.61	$14.62	$15.28

Income from investment operations:

Net investment income	0.19	0.11	0.08	0.18	0.06

Net realized and unrealized gain (loss)	(2.30)	0.38	5.74	1.81	(0.72)

Total from investment operations	(2.11)	0.49	5.82	1.99	(0.66)

Net asset value, end of period	$20.81	$22.92	$22.43	$16.61	$14.62

Total return	(9.21%)	2.18%	35.04%	13.61%	(4.32%)

Ratios to average net assets(a)

Total gross expenses	1.07%	1.05%	1.05%	1.06%	1.04%

Total net expenses(b)	0.93%	0.88%	0.89%	0.94%	1.01%

Net investment income	0.84%	0.50%	0.40%	1.12%	0.38%

Supplemental data

Net assets, end of period (in thousands)	$985,530	$1,469,779	$1,673,954	$1,428,971	$1,260,436

Portfolio turnover	48%	83%	69%	60%	58%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	163

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$22.65	$22.22	$16.50	$14.56	$15.25

Income from investment operations:

Net investment income	0.14	0.06	0.03	0.15	0.02

Net realized and unrealized gain (loss)	(2.28)	0.37	5.69	1.79	(0.71)

Total from investment operations	(2.14)	0.43	5.72	1.94	(0.69)

Net asset value, end of period	$20.51	$22.65	$22.22	$16.50	$14.56

Total return	(9.45%)	1.94%	34.67%	13.32%	(4.52%)

Ratios to average net assets(a)

Total gross expenses	1.32%	1.30%	1.31%	1.31%	1.29%

Total net expenses(b)	1.18%	1.13%	1.14%	1.19%	1.26%

Net investment income	0.65%	0.25%	0.15%	0.99%	0.16%

Supplemental data

Net assets, end of period (in thousands)	$4,017	$3,845	$3,715	$1,730	$804

Portfolio turnover	48%	83%	69%	60%	58%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

164	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Partners Small Cap Value Fund

	Year Ended December 31,
Class 3	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$22.77	$22.31	$16.55	$14.58	$15.26

Income from investment operations:

Net investment income	0.17	0.08	0.05	0.15	0.04

Net realized and unrealized gain (loss)	(2.30)	0.38	5.71	1.82	(0.72)

Total from investment operations	(2.13)	0.46	5.76	1.97	(0.68)

Net asset value, end of period	$20.64	$22.77	$22.31	$16.55	$14.58

Total return	(9.36%)	2.06%	34.80%	13.51%	(4.46%)

Ratios to average net assets(a)

Total gross expenses	1.19%	1.17%	1.18%	1.18%	1.16%

Total net expenses(b)	1.05%	1.01%	1.01%	1.07%	1.13%

Net investment income	0.77%	0.37%	0.28%	0.95%	0.24%

Supplemental data

Net assets, end of period (in thousands)	$129,360	$171,426	$211,018	$200,780	$220,667

Portfolio turnover	48%	83%	69%	60%	58%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	165

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio – Sit Dividend Growth Fund

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$15.40	$13.76	$10.71	$9.65	$10.00

Income from investment operations:

Net investment income	0.64 (a)	0.24	0.22	0.15	0.10

Net realized and unrealized gain (loss)	(0.55)	1.40	2.83	0.91	(0.45)

Total from investment operations	0.09	1.64	3.05	1.06	(0.35)

Net asset value, end of period	$15.49	$15.40	$13.76	$10.71	$9.65

Total return	0.58%	11.92%	28.48%	10.98%	(3.50%)

Ratios to average net assets(b)

Total gross expenses	0.82%	0.82%	0.84%	0.84%	0.82%

Total net expenses(c)	0.77%	0.77%	0.77%	0.78%	0.78%

Net investment income	4.14%	1.65%	1.74%	1.41%	1.01%

Supplemental data

Net assets, end of period (in thousands)	$1,691,555	$1,901,583	$1,454,206	$893,849	$1,276,709

Portfolio turnover	67%	49%	29%	85%	21%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.39 per share.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

166	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Sit Dividend Growth Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$15.24	$13.66	$10.65	$9.63	$9.99

Income from investment operations:

Net investment income	0.65 (a)	0.20	0.18	0.13	0.07

Net realized and unrealized gain (loss)	(0.60)	1.38	2.83	0.89	(0.43)

Total from investment operations	0.05	1.58	3.01	1.02	(0.36)

Net asset value, end of period	$15.29	$15.24	$13.66	$10.65	$9.63

Total return	0.33%	11.57%	28.26%	10.59%	(3.60%)

Ratios to average net assets(b)

Total gross expenses	1.07%	1.07%	1.09%	1.09%	1.08%

Total net expenses(c)	1.02%	1.02%	1.02%	1.03%	1.03%

Net investment income	4.22%	1.40%	1.49%	1.25%	0.76%

Supplemental data

Net assets, end of period (in thousands)	$8,239	$6,188	$4,593	$2,124	$1,330

Portfolio turnover	67%	49%	29%	85%	21%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.43 per share.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	167

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Sit Dividend Growth Fund

	Year Ended December 31,
Class 3	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$15.31	$13.70	$10.67	$9.64	$9.99

Income from investment operations:

Net investment income	0.62 (a)	0.22	0.20	0.14	0.09

Net realized and unrealized gain (loss)	(0.55)	1.39	2.83	0.89	(0.44)

Total from investment operations	0.07	1.61	3.03	1.03	(0.35)

Net asset value, end of period	$15.38	$15.31	$13.70	$10.67	$9.64

Total return	0.46%	11.75%	28.40%	10.68%	(3.50%)

Ratios to average net assets(b)

Total gross expenses	0.95%	0.95%	0.96%	0.96%	0.94%

Total net expenses(c)	0.89%	0.90%	0.90%	0.90%	0.90%

Net investment income	4.04%	1.52%	1.62%	1.30%	0.89%

Supplemental data

Net assets, end of period (in thousands)	$46,975	$54,159	$59,983	$53,529	$61,213

Portfolio turnover	67%	49%	29%	85%	21%

Notes to Financial Highlights

(a)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.39 per share.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

168	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio – Victory Established Value Fund

	Year Ended December 31,
Class 1	2015		2014	2013		2012	2011
Per share data
Net asset value, beginning of period	$18.73		$16.69	$12.27		$10.48	$11.18

Income from investment operations:

Net investment income	0.14		0.19	0.11		0.14	0.09

Net realized and unrealized gain (loss)	(0.09	)(a)	1.85	4.31		1.65	(0.79)

Total from investment operations	0.05		2.04	4.42		1.79	(0.70)

Net asset value, end of period	$18.78		$18.73	$16.69		$12.27	$10.48

Total return	0.27%		12.22%	36.02%		17.08%	(6.26%)

Ratios to average net assets(b)

Total gross expenses	0.91%		0.90%	0.89	%(c)	0.90%	0.90%

Total net expenses(d)	0.89%		0.89%	0.88	%(c)	0.87%	0.90%

Net investment income	0.71%		1.10%	0.74%		1.18%	0.77%

Supplemental data

Net assets, end of period (in thousands)	$176,428		$814,123	$1,006,504		$951,190	$840,305

Portfolio turnover	53%		45%	45%		151%	76%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	169

COLUMBIA VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Victory Established Value Fund

	Year Ended December 31,
Class 2	2015		2014	2013		2012	2011
Per share data
Net asset value, beginning of period	$18.52		$16.55	$12.20		$10.44	$11.17

Income from investment operations:

Net investment income	0.12		0.17	0.08		0.12	0.07

Net realized and unrealized gain (loss)	(0.12	)(a)	1.80	4.27		1.64	(0.80)

Total from investment operations	—		1.97	4.35		1.76	(0.73)

Net asset value, end of period	$18.52		$18.52	$16.55		$12.20	$10.44

Total return	0.00	%(b)	11.90%	35.66%		16.86%	(6.53%)

Ratios to average net assets(c)

Total gross expenses	1.18%		1.15%	1.15	%(d)	1.15%	1.16%

Total net expenses(e)	1.14%		1.15%	1.13	%(d)	1.12%	1.16%

Net investment income	0.63%		0.97%	0.54%		1.00%	0.67%

Supplemental data

Net assets, end of period (in thousands)	$14,431		$9,040	$7,189		$3,690	$2,068

Portfolio turnover	53%		45%	45%		151%	76%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio – Victory Established Value Fund

	Year Ended December 31,
Class 3	2015		2014	2013		2012	2011
Per share data
Net asset value, beginning of period	$18.63		$16.63	$12.24		$10.47	$11.18

Income from investment operations:

Net investment income	0.14		0.18	0.09		0.12	0.07

Net realized and unrealized gain (loss)	(0.11	)(a)	1.82	4.30		1.65	(0.78)

Total from investment operations	0.03		2.00	4.39		1.77	(0.71)

Net asset value, end of period	$18.66		$18.63	$16.63		$12.24	$10.47

Total return	0.16%		12.03%	35.87%		16.91%	(6.35%)

Ratios to average net assets(b)

Total gross expenses	1.05%		1.02%	1.02	%(c)	1.02%	1.03%

Total net expenses(d)	1.02%		1.02%	1.01	%(c)	1.00%	1.03%

Net investment income	0.73%		1.04%	0.64%		1.04%	0.64%

Supplemental data

Net assets, end of period (in thousands)	$27,637		$22,804	$21,928		$16,153	$15,072

Portfolio turnover	53%		45%	45%		151%	76%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Variable Portfolio — Emerging Markets Fund; Columbia Variable Portfolio — Global Bond Fund; Columbia Variable Portfolio — Intermediate Bond Fund (formerly known as Columbia Variable Portfolio — Diversified Bond Fund); Columbia Variable Portfolio — Large Core Quantitative Fund; Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund; Variable Portfolio — Partners Small Cap Value Fund; Variable Portfolio — Sit Dividend Growth Fund and Variable Portfolio — Victory Established Value Fund. Reference to shares and shareholders within these financial statements refer to partners’ interests and partners for Funds treated as a partnership for U.S. federal income tax purposes. Effective May 1, 2015, Columbia Variable Portfolio — Diversified Bond Fund was renamed Columbia Variable Portfolio — Intermediate Bond Fund.

Each Fund, other than Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, is currently classified as a diversified fund. Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund are currently classified as non-diversified funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to one or more Funds. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based

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December 31, 2015

upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds’ Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

(losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

Certain Funds may invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract;

therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. Certain Funds utilized forward foreign currency exchange contracts as detailed below:

Forward Foreign Currency Exchange Contracts	Funds
To hedge the currency exposure associated with some or all of the Fund’s securities	Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To shift foreign currency exposure back to U.S. dollars	Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To shift investment exposure from one currency to another	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:

Futures Contracts	Funds
To manage the duration and yield curve exposure of the Fund versus the benchmark	Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions	Columbia Variable Portfolio — Large Core Quantitative Fund

Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into futures contracts, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. Certain funds purchased and wrote options contracts as detailed below:

Options Contracts	Funds
To hedge portfolio exposures	Columbia Variable Portfolio — Intermediate Bond
To manage exposure to fluctuations in interest rates	Columbia Variable Portfolio — Global Bond Fund,
To create various exposures for the Fund, isolate perceived mispricings, and create asymmetric risk profiles; written options may be used to increase the portfolio’s carry	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund

These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended December 31, 2015 for Columbia Variable Portfolio — Intermediate Bond Fund are as follows:

	Calls
	Contracts	Premiums ($)
Balance at December 31, 2014	—	—
Opened	45,000,000	315,000
Expired	(45,000,000)	(315,000)
Balance at December 31, 2015	—	—

Contracts and premiums associated with options contracts written for the year ended December 31, 2015 for Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at December 31, 2014	79,060,815	1,202,027	206,675,000	2,162,621
Opened	302,870,443	3,529,507	251,040,052	5,164,579
Closed	(266,821,191)	(4,044,487)	(286,670,039)	(5,647,193)
Expired	(81,215,067)	(360,458)	(148,265,013)	(1,392,701)

Balance at December 31, 2015	33,895,000	326,589	22,780,000	287,306

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP)

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and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

Certain Funds entered into credit default swap contracts as detailed below:

Credit Default Swap Contracts	Funds
To manage credit risk exposure	Columbia Variable Portfolio — Intermediate Bond Fund
To increase or decrease its credit exposure to an index	Columbia Variable Portfolio — Global Bond Fund and Columbia Variable Portfolio — Intermediate Bond Fund
To increase or decrease its credit exposure to a single issuer of debt securities	Columbia Variable Portfolio — Global Bond Fund and Columbia Variable Portfolio — Intermediate Bond Fund
To hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security	Columbia Variable Portfolio — Intermediate Bond Fund

These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

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Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swap Contracts

Certain Funds entered into interest rate swap contracts as detailed below:

Interest Rate Swap Contracts	Funds
To gain exposure or to protect itself from market rate change	Columbia Variable Portfolio — Intermediate Bond Fund
To manage the duration and yield curve exposure of the Fund versus the benchmark	Columbia Variable Portfolio — Global Bond Fund
To express breakeven strategies or enhance yields of already existing positions	Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund

These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Inflation Rate Swap Contracts

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund entered into inflation rate swaps to hedge the inflation risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An inflation rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an inflation rate or inflation index calculated on a nominal amount. Inflation rate swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments, if any, received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Inflation rate swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Inflation rate swap contracts are subject to the risk associated with the investment in the reference index, or inflation risk. Inflation rate swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk).

Inflation Rate Caps and Floors

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund entered into inflation rate caps and floors to hedge the exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. Inflation rate caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that a specified inflation index exceeds a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that a specified inflation index falls below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current value of the cap or floor. The maximum potential amount of future payments that a Fund would be required to make under an inflation rate cap would be the notional amount multiplied by the percentage increase in inflation rates determined by the difference between the specified inflation index’s current value and the value at the time the cap was entered into. The maximum potential amount of future payments that a Fund would be required to make under an inflation rate floor would be the notional amount multiplied by the percentage decrease in inflation rates determined by the difference between the specified inflation index’s current value and the value at the time the floor was entered into.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected

Securities Fund purchased or wrote interest rate swaption contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Columbia Variable Portfolio — Global Bond Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	448,675	*
Credit risk	Premiums paid on outstanding swap contracts	2,356,465
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,740,183
Interest rate risk	Net assets — unrealized appreciation on futures contracts	608,069	*
Interest rate risk	Investments, at value — options purchased	330,666
Interest rate risk	Net assets — unrealized appreciation on swap contracts	420,738	*
Interest rate risk	Premiums paid on outstanding swap contracts	721
Total		5,905,517

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	246,562	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	3,217,327
Interest rate risk	Net assets — unrealized depreciation on futures contracts	819,453	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	254,698	*
Total		4,538,040

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	1,807,584	1,807,584

Foreign exchange risk	13,004,150	—	—	13,004,150

Interest rate risk	—	(11,405,472)	588,228	(10,817,244)

Total	13,004,150	(11,405,472)	2,395,812	3,994,490

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(735,680)	(735,680)

Foreign exchange risk	(375,053)	—	—	—	(375,053)

Interest rate risk	—	2,025,463	(46,970)	166,040	2,144,533

Total	(375,053)	2,025,463	(46,970)	(569,640)	1,033,800

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	176,398,734
Futures contracts — Short	121,735,313
Credit default swap contracts — buy protection	18,560,800
Credit default swap contracts — sell protection	56,671,250

Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	112,332

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	2,441,455	(2,252,475)
Interest rate swap contracts	690,617	(625,082)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

180	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Columbia Variable Portfolio — Intermediate Bond Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	4,834,308	*
Credit risk	Premiums paid on outstanding swap contracts	14,129,827
Interest rate risk	Net assets — unrealized appreciation on futures contracts	360,350	*
Interest rate risk	Investments, at value — options purchased	704,493
Interest rate risk	Net assets — unrealized appreciation on swap contracts	29,764	*
Interest rate risk	Premiums paid on outstanding swap contracts	499
Total		20,059,241

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	7,241,807	*
Credit risk	Premiums received on outstanding swap contracts	9,840,440
Interest rate risk	Net assets — unrealized depreciation on futures contracts	802,788	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	76,945	*
Total		17,961,980

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	—	(10,057,033)	(10,057,033)

Foreign exchange risk	1,673,637	—	—	—	—	1,673,637

Interest rate risk	—	(9,579,557)	315,000	(147,175)	1,779,345	(7,632,387)

Total	1,673,637	(9,579,557)	315,000	(147,175)	(8,277,688)	(16,015,783)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	839,386	839,386

Foreign exchange risk	(526,803)	—	—	—	(526,803)

Interest rate risk	—	2,357,086	(66,132)	(853,430)	1,437,524

Total	(526,803)	2,357,086	(66,132)	(14,044)	1,750,107

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	302,769,381
Futures contracts — Short	188,440,849
Credit default swap contracts — buy protection	1,254,872,530
Credit default swap contracts — sell protection	79,258,750

Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	230,162

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	102,933	(91,520)
Interest rate swap contracts	360,494	(875,711)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Annual Report 2015	181

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Columbia Variable Portfolio — Large Core Quantitative Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	427,747	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,753,631
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(820,854)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	33,172,275

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,659,435
Foreign exchange risk	Investments, at value — options purchased	381,883
Interest rate risk	Net assets — unrealized appreciation on futures contracts	30,807	*
Interest rate risk	Investments, at value — options purchased	23,550
Interest rate risk	Net assets — unrealized appreciation on swap contracts	96,284	*
Interest rate risk	Premiums paid on outstanding swap contracts	155
Total		2,192,114

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,822,555
Foreign exchange risk	Options contracts written, at value	233,323
Interest rate risk	Net assets — unrealized depreciation on futures contracts	110,351	*
Interest rate risk	Options contracts written, at value	205,488
Interest rate risk	Net assets — unrealized depreciation on swap contracts	919,981	*
Total		3,291,698

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

182	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Foreign exchange risk	54,488,565	—	4,519,264	(6,157,679)	—	52,850,150

Interest rate risk	—	3,391,738	245,559	(2,341,068)	(7,139,874)	(5,843,645)

Total	54,488,565	3,391,738	4,764,823	(8,498,747)	(7,139,874)	47,006,505

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Foreign exchange risk	(21,964,430)	—	472,772	(1,027,207)	—	(22,518,865)

Interest rate risk	—	524,053	(618,109)	205,215	4,923,479	5,034,638

Total	(21,964,430)	524,053	(145,337)	(821,992)	4,923,479	(17,484,227)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts($)*
Futures contracts — Long	129,030,050
Futures contracts — Short	140,783,586

Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	1,738,741
Options contracts — Written	(1,537,696)

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	12,200,951	(3,733,379)
Interest rate swap contracts	567,184	(1,045,710)
Inflation rate swap contracts	—	(2,276,000)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Investments in Senior Loans

Certain Funds may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Asset- and Mortgage-Backed Securities

Certain Funds may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the

Annual Report 2015	183

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

Certain Funds may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only and Principal Only Securities

Certain Funds may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

184	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Offsetting of Assets and Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Funds as of December 31, 2015:

Columbia Variable Portfolio — Global Bond Fund
	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	Deutsche Bank ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley(a) ($)	Morgan Stanley(a) ($)	Standard Chartered ($)	State Street ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts(b)	—	—	—	—	—	—	—	3,266	—	—	—	3,266
Forward foreign currency exchange contracts	62,355	717,924	35,992	7,643	61,826	—	334,743	—	—	77,924	441,776	1,740,183
Options purchased puts	330,666	—	—	—	—	—	—	—	—	—	—	330,666
OTC credit default swap contracts(c)	418,548	—	—	—	—	2,170,841	—	—	—	—	—	2,589,389
Total Assets	811,569	717,924	35,992	7,643	61,826	2,170,841	334,743	3,266	—	77,924	441,776	4,663,504
Liabilities
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	—	—	27,389	—	—	—	27,389
Centrally cleared interest rate swap contracts(b)	—	—	—	—	—	—	—	212,461	—	—	—	212,461
Forward foreign currency exchange contracts	22,176	336,487	13,026	624,016	—	—	369,875	—	3,926	352,454	1,495,367	3,217,327
OTC interest rate swap contracts(c)	6,820	—	—	—	—	—	—	—	—	—	—	6,820
Total Liabilities	28,996	336,487	13,026	624,016	—	—	369,875	239,850	3,926	352,454	1,495,367	3,463,997
Total Financial and Derivative Net Assets	782,573	381,437	22,966	(616,373)	61,826	2,170,841	(35,132)	(236,584)	(3,926)	(274,530)	(1,053,591)	1,199,507
Total collateral received (pledged)(d)	766,384	—	—	—	—	2,170,841	—	(236,584)	—	—	—	2,700,641
Net Amount(e)	16,189	381,437	22,966	(616,373)	61,826	—	(35,132)	—	(3,926)	(274,530)	(1,053,591)	(1,501,134)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(c)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(e)	Represents the net amount due from/(to) counterparties in the event of default.

Annual Report 2015	185

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Columbia Variable Portfolio — Intermediate Bond Fund
	Barclays ($)	Citi ($)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley(a) ($)	Morgan Stanley(a) ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	273,037	273,037
Options purchased puts	225,519	478,974	—	—	—	—	704,493
OTC credit default swap contracts(c)	134,564	4,700,348	3,131,939	6,485,344	1,173,962	—	15,626,157
Total Assets	360,083	5,179,322	3,131,939	6,485,344	1,173,962	273,037	16,603,687
Liabilities
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	25,156	25,156
Centrally cleared interest rate swap contracts(b)	—	—	—	—	—	89,603	89,603
OTC credit default swap contracts(c)	69,480	4,441,236	5,058,243	2,041,620	1,547,466	—	13,158,045
Total Liabilities	69,480	4,441,236	5,058,243	2,041,620	1,547,466	114,759	13,272,804
Total Financial and Derivative Net Assets	290,603	738,086	(1,926,304)	4,443,724	(373,504)	158,279	3,330,884
Total collateral received (pledged)(d)	290,603	631,500	(1,015,001)	4,443,724	—	—	4,350,826
Net Amount(e)	—	106,586	(911,303)	—	(373,504)	158,279	(1,019,942)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(c)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(e)	Represents the net amount due from/(to) counterparties in the event of default.

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund
	Citi ($)	Deutsche Bank ($)	Goldman Sachs ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts(a)	—	—	19,344	—	19,344
Forward foreign currency exchange contracts	57,791	1,601,644	—	—	1,659,435
Options purchased calls	18,862	10,849	—	60,370	90,081
Options purchased puts	144,211	117,693	—	53,448	315,352
Total Assets	220,864	1,730,186	19,344	113,818	2,084,212
Liabilities
Centrally cleared interest rate swap contracts(a)	—	—	21,204	—	21,204
Forward foreign currency exchange contracts	27,321	1,795,234	—	—	1,822,555
Options contracts written	152,853	250,958	—	35,000	438,811
OTC inflation rate swap contracts(b)	—	828,759	—	—	828,759
Total Liabilities	180,174	2,874,951	21,204	35,000	3,111,329
Total Financial and Derivative Net Assets	40,690	(1,144,765)	(1,860)	78,818	(1,027,117)
Total collateral received (pledged)(c)	—	(1,144,765)	(1,860)	—	(1,146,625)
Net Amount(d)	40,690	—	—	78,818	119,508

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d)	Represents the net amount due from/(to) counterparties in the event of default.

186	Annual Report 2015

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Funds may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Certain Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Funds may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity.

Columbia Variable Portfolio — Large Core Quantitative Fund, Variable Portfolio — Partners Small Cap Value Fund, Variable Portfolio — Sit Dividend Growth Fund and Variable Portfolio — Victory Established Value Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund’s income and loss. The components of each Fund’s net assets are reported at the partner level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Columbia Variable Portfolio — Emerging Markets Fund, Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund intend to qualify each year as separate “regulated investment companies” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Columbia Variable Portfolio — Emerging Markets Fund and Columbia Variable Portfolio — Global Bond Fund. Dividends from net investment income, if any, are declared and distributed annually, when available, for Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of each Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Funds. Certain Funds, as described below, have entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds’ subadvisers. See Subadvisory Agreements below. The investment management fee is an annual fee

188	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

that is equal to a percentage of each Fund’s average daily net assets that declines as each Fund’s net assets increase. The fee rate range and effective investment management fee rate for each Fund as a percentage of each Fund’s average daily net assets for the year ended December 31, 2015, was as follows:

Fund	High (%)	Low (%)	Effective Investment Management Fee (%)
Columbia Variable Portfolio — Emerging Markets Fund	1.10	0.90	1.06

Columbia Variable Portfolio — Global Bond Fund	0.57	0.47	0.57

Columbia Variable Portfolio — Intermediate Bond Fund	0.43	0.30	0.41

Columbia Variable Portfolio — Large Core Quantitative Fund	0.71	0.54	0.60

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	0.44	0.25	0.43

Variable Portfolio — Partners Small Cap Value Fund	0.97	0.87	0.91

Variable Portfolio — Sit Dividend Growth Fund	0.73	0.60	0.70

Variable Portfolio — Victory Established Value Fund	0.78	0.65	0.77

Subadvisory Agreements

The Investment Manager may contract with and compensate subadvisers to manage the investment of each Fund’s assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:

Fund	Subadviser
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	BlackRock Financial Management, Inc.

Variable Portfolio — Partners Small Cap Value Fund	Barrow, Hanley, Mewhinney & Strauss, LLC Denver Investment Advisors LLC Donald Smith & Co., Inc. River Road Asset Management, LLC Segall Bryant & Hamill, LLC Snow Capital Management L.P.

Variable Portfolio — Sit Dividend Growth Fund	Sit Investment Associates, Inc.

Variable Portfolio — Victory Established Value Fund	Victory Capital Management Inc.

For Variable Portfolio — Partners Small Cap Value Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager’s determination, subject to the oversight of the Board, of the allocation that is in the best interest of the Fund’s shareholders. Each subadviser’s proportionate share of the investments in the Fund will vary due to market fluctuations.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the “Global” business). From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to Columbia Variable Portfolio — Global Bond Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Funds pay the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines as each Fund’s net assets increase. The fee rate range and effective administration fee rate for each

Annual Report 2015	189

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Fund as a percentage of each Fund’s average daily net assets for the year ended December 31, 2015, was as follows:

Fund	High (%)	Low (%)	Effective Administration fee (%)
Columbia Variable Portfolio — Emerging Markets Fund	0.08	0.05	0.08

Columbia Variable Portfolio — Global Bond Fund	0.08	0.05	0.08

Columbia Variable Portfolio — Intermediate Bond Fund	0.07	0.04	0.06

Columbia Variable Portfolio — Large Core Quantitative Fund	0.06	0.03	0.05

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	0.07	0.04	0.07

Variable Portfolio — Partners Small Cap Value Fund	0.08	0.05	0.08

Variable Portfolio — Sit Dividend Growth Fund	0.06	0.03	0.05

Variable Portfolio — Victory Established Value Fund	0.06	0.03	0.06

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Funds and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were as follows:

Fund	Amount ($)
Columbia Variable Portfolio — Emerging Markets Fund	2,893

Columbia Variable Portfolio — Global Bond Fund	1,814

Columbia Variable Portfolio — Intermediate Bond Fund	7,607

Columbia Variable Portfolio — Large Core Quantitative Fund	6,596

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	2,412

Variable Portfolio — Partners Small Cap Value Fund	3,351

Variable Portfolio — Sit Dividend Growth Fund	4,024

Variable Portfolio — Victory Established Value Fund	2,037

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds.

Transactions with Affiliated Funds

For the year ended December 31, 2015, certain Funds engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and for each Fund aggregated to:

Fund	Purchases ($)	Sales ($)	Realized gain/loss from sale transactions ($)
Columbia Variable Portfolio — Global Bond Fund	—	9,036,535	260,636

Columbia Variable Portfolio — Intermediate Bond Fund	190,201,966	16,096,249	(12,346)

Columbia Variable Portfolio — Large Core Quantitative Fund	481,560,107	702,805	10,075

Variable Portfolio — Sit Dividend Growth Fund	—	49,488,533	12,746,557

Variable Portfolio — Victory Established Value Fund	—	1,969,830	426,344

Transfer Agency Fees

The Funds have a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of each Fund’s average daily net assets attributable to each share class.

Distribution Fees

The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of each Fund’s average daily net assets attributable to Class 3 shares. The Funds pay no distribution and service fees for Class 1 shares.

190	Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016			Voluntary Expense Cap May 1, 2015 through June 30, 2015			Voluntary Expense Cap Prior to May 1, 2015
	Class 1 (%)	Class 2 (%)	Class 3 (%)	Class 1 (%)	Class 2 (%)	Class 3 (%)	Class 1 (%)	Class 2 (%)	Class 3 (%)
Columbia Variable Portfolio — Emerging Markets Fund	1.25	1.50	1.375	1.25	1.50	1.375	1.25	1.50	1.375

Columbia Variable Portfolio — Global Bond Fund	0.72	0.97	0.845	0.72	0.97	0.845	0.76	1.01	0.885

Columbia Variable Portfolio — Intermediate Bond Fund	0.56	0.81	0.685	0.56	0.81	0.685	0.56	0.81	0.685

Columbia Variable Portfolio — Large Core Quantitative Fund	0.75	1.00	0.875	0.75	1.00	0.875	0.77	1.02	0.895

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	0.63	0.88	0.755	0.63	0.88	0.755	0.59	0.84	0.715

Variable Portfolio — Partners Small Cap Value Fund	0.93	1.18	1.055	0.93	1.18	1.055	0.93	1.18	1.055

Variable Portfolio — Sit Dividend Growth Fund	0.77	1.02	0.895	0.77	1.02	0.895	0.77	1.02	0.895

Variable Portfolio — Victory Established Value Fund	0.89	1.14	1.015	0.89	1.14	1.015	0.94	1.19	1.065

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatments for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, distribution reclassifications, foreign capital gains tax, foreign currency transactions, net operating loss reclassification, derivative investments, tax straddles, and swap reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the applicable Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid-in capital increase (decrease) ($)
Columbia Variable Portfolio — Emerging Markets Fund	(1,108,473)	1,108,473	—

Columbia Variable Portfolio — Global Bond Fund	(5,918,994)	27,087,401	(21,168,407)

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid-in capital increase (decrease) ($)

Columbia Variable Portfolio — Intermediate Bond Fund	(14,645,611)	14,645,610	1

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	85,288,243	(47,890,577)	(37,397,666)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years indicated was as follows:

	Year ended December 31, 2015			Year ended December 31, 2014
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
Columbia Variable Portfolio — Emerging Markets Fund	2,128,578	32,205,468	34,334,046	2,644,885	3,616,369	6,261,254

Columbia Variable Portfolio — Global Bond Fund	—	18,384,300	18,384,300	—	31,000,528	31,000,528

Columbia Variable Portfolio — Intermediate Bond Fund	86,751,586	9,858,508	96,610,094	79,409,972	13,983,212	93,393,184

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	74,505,777	—	74,505,777	—	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Undistri buted ordinary income ($)	Undistri buted long-term capital gains ($)	Capital loss carry forwards ($)	Net unrealized appreciation (depreciation) ($)
Columbia Variable Portfolio — Emerging Markets Fund	1,207,399	—	(54,651,106)	(32,587,803)

Columbia Variable Portfolio — Global Bond Fund	—	4,717,364	—	(12,558,904)

Columbia Variable Portfolio — Intermediate Bond Fund	93,419,067	3,159,556	—	(73,814,360)

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	—	—	—	(11,224,773)

At December 31, 2015, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax cost ($)	Gross unrealized apprec iation ($)	Gross unrealized deprec iation ($)	Net appreciation (depreciation) ($)
Columbia Variable Portfolio — Emerging Markets Fund	1,235,664,176	71,896,093	(104,483,896)	(32,587,803)

Columbia Variable Portfolio — Global Bond Fund	191,932,017	1,534,957	(14,093,861)	(12,558,904)

Columbia Variable Portfolio — Intermediate Bond Fund	5,827,857,473	25,403,237	(99,217,597)	(73,814,360)

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	152,342,446	2,933,281	(14,158,054)	(11,224,773)

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The following capital loss carryforwards, determined at December 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	No expiration short-term ($)	No expiration long-term ($)	Total ($)

Columbia Variable Portfolio — Emerging Markets Fund	54,651,106	—	54,651,106

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2015, the cost of purchases and proceeds from sales of securities, including U.S. government securities, but excluding short-term investments and derivatives, if any, for each Fund aggregated to:

Fund	Purchases ($)	Proceeds from Sales ($)	Purchases of U.S. Government Securities ($)	Proceeds from Sales of U.S. Government Securities ($)
Columbia Variable Portfolio — Emerging Markets Fund	1,147,739,182	866,173,259	—	—
Columbia Variable Portfolio — Global Bond Fund	354,135,874	820,853,914	28,962,845	70,666,614
Columbia Variable Portfolio — Intermediate Bond Fund	26,434,538,489	23,593,200,525	19,119,377,934	18,408,022,073
Columbia Variable Portfolio — Large Core Quantitative Fund	4,418,879,662	2,897,880,129	—	—
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund	586,282,232	1,830,993,138	7,062,197	7,027,175
Variable Portfolio — Partners Small Cap Value Fund	639,118,441	997,785,905	—	—
Variable Portfolio — Sit Dividend Growth Fund	1,240,086,960	1,391,440,929	—	—
Variable Portfolio — Victory Established Value Fund	263,584,370	912,925,341	—	—

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated Funds. The income earned by the Funds from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

Each Fund has access to a revolving credit facility whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at the rate of 0.075% per annum.

No Fund had borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, the Investment Manager and/or affiliates owned 100% of Class 1, Class 2 and Class 3 shares of each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a

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COLUMBIA VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Non-Diversification Risk

Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund are non-diversified funds. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities and Emerging Market Countries Risk

Columbia Variable Portfolio — Emerging Markets Fund, Columbia Variable Portfolio — Global Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund investments in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Derivatives Risk

Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund, Columbia Variable Portfolio — Large Core Quantitative Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund invest in derivatives. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Financial Sector Risk

Columbia Variable Portfolio — Emerging Markets Fund, Variable Portfolio — Partners Small Cap Value Fund and Variable Portfolio — Victory Established Value Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and

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December 31, 2015

if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

High-Yield Securities Risk

Securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund and Variable Portfolio BlackRock Global Inflation-Protected Securities Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Industrial Sector Risk

Variable Portfolio — Partners Small Cap Value Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.

Inflation-Protected Securities Risk

Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund’s inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing Columbia Variable Portfolio — Intermediate Bond Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Technology and Technology-related Investment Risk

Columbia Variable Portfolio — Emerging Markets Fund and Columbia Variable Portfolio — Large Core Quantitative Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 1, 2016, Sit Investment Associates, Inc. will no longer serve as the subadviser to Variable Portfolio — Sit Dividend Growth Fund and Massachusetts Financial Services Company will assume the day-to-day management of the Fund’s portfolio. Also on this date, Variable Portfolio — Sit Dividend Growth Fund name will change to Variable Portfolio — MFS® Blended Research®

Core Equity Fund, along with certain changes to the Fund’s principal investment strategies.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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COLUMBIA VARIABLE PORTFOLIO FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of

Columbia Variable Portfolio — Emerging Markets Fund, Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund (formerly known as Columbia Variable Portfolio — Diversified Bond Fund), Columbia Variable Portfolio — Large Core Quantitative Fund, Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio — Partners Small Cap Value Fund, Variable Portfolio — Sit Dividend Growth Fund and Variable Portfolio — Victory Established Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Emerging Markets Fund, Columbia Variable Portfolio — Global Bond Fund, Columbia Variable Portfolio — Intermediate Bond Fund (formerly known as Columbia Variable Portfolio — Diversified Bond Fund), Columbia Variable Portfolio — Large Core Quantitative Fund, Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio — Partners Small Cap Value Fund, Variable Portfolio — Sit Dividend Growth Fund and Variable Portfolio — Victory Established Value Fund (the “Funds,” constituting part of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

February 23, 2016

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FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2015.

	Dividends Received Deduction (%)	Capital Gain Dividend ($)	Foreign Taxes Paid ($)	Foreign Taxes Paid Per Share ($)	Foreign Source Income ($)	Foreign Source Income Per Share ($)
Columbia Variable Portfolio — Emerging Markets Fund	0.47	—	2,613,358	0.03	21,720,986	0.25
Columbia Variable Portfolio — Global Bond Fund	—	5,068,704	—	—	—	—
Columbia Variable Portfolio — Intermediate Bond Fund	—	3,577,723	—	—	—	—

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

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COLUMBIA VARIABLE PORTFOLIO FUNDS

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to- day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held with the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009, former Director, Simmons Company (bedding); 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980- 1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee), since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996; Mitotix Inc., 1993-1994	124	Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011

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TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	182	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

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TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Counsel 2004—January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO FUNDS

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	205

Columbia Variable Portfolio Funds

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6466 AM (2/16)

ANNUAL REPORT

December 31, 2015

VARIABLE PORTFOLIO FUNDS

References to "Fund" throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

Columbia Variable Portfolio — U.S. Equities Fund

Variable Portfolio — American Century Diversified Bond Fund

Variable Portfolio — Columbia Wanger International Equities Fund

Variable Portfolio — DFA International Value Fund

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Variable Portfolio — Holland Large Cap Growth Fund

Variable Portfolio — Invesco International Growth Fund

Variable Portfolio — J.P. Morgan Core Bond Fund

Variable Portfolio — Jennison Mid Cap Growth Fund

Variable Portfolio — Loomis Sayles Growth Fund

Variable Portfolio — MFS Value Fund

Variable Portfolio — Morgan Stanley Global Real Estate Fund

Variable Portfolio — NFJ Dividend Value Fund

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Variable Portfolio — Partners Small Cap Growth Fund

Variable Portfolio — Pyramis® International Equity Fund

Variable Portfolio — TCW Core Plus Bond Fund

Variable Portfolio — Wells Fargo Short Duration Government Fund

Please remember that you may not buy (nor will you own) shares of a Fund directly. Each Fund is available through variable annuity contracts or variable life insurance policies, (collectively, Contracts) offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans (Qualified Plans). Please contact your financial advisor or insurance representative for more information.

This annual report may contain information on a Fund not available under your Contract or Qualified Plan. Please refer to your Contract prospectus or Qualified Plan disclosure document for information regarding the investment options available to you.

Pyramis® is a registered service mark of FMR LLC. Used under license.

VARIABLE PORTFOLIO FUNDS

Columbia Variable Portfolio — U.S. Equities Fund

Performance Overview	2
Manager Discussion of Fund Performance	4

Variable Portfolio — American Century Diversified Bond Fund

Performance Overview	8
Manager Discussion of Fund Performance	10

Variable Portfolio — Columbia Wanger International Equities Fund

Performance Overview	13
Manager Discussion of Fund Performance	15

Variable Portfolio — DFA International Value Fund

Performance Overview	19
Manager Discussion of Fund Performance	21

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Performance Overview	24
Manager Discussion of Fund Performance	26

Variable Portfolio — Holland Large Cap Growth Fund

Performance Overview	29
Manager Discussion of Fund Performance	31

Variable Portfolio — Invesco International Growth Fund

Performance Overview	34
Manager Discussion of Fund Performance	36

Variable Portfolio — J.P. Morgan Core Bond Fund

Performance Overview	39
Manager Discussion of Fund Performance	41

Variable Portfolio — Jennison Mid Cap Growth Fund

Performance Overview	44
Manager Discussion of Fund Performance	46

Variable Portfolio — Loomis Sayles Growth Fund

Performance Overview	49
Manager Discussion of Fund Performance	51

Variable Portfolio — MFS Value Fund

Performance Overview	54
Manager Discussion of Fund Performance	56

Variable Portfolio — Morgan Stanley Global Real Estate Fund

Performance Overview	59
Manager Discussion of Fund Performance	61

Variable Portfolio — NFJ Dividend Value Fund

Performance Overview	65
Manager Discussion of Fund Performance	67

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Performance Overview	70
Manager Discussion of Fund Performance	72

Variable Portfolio — Partners Small Cap Growth Fund

Performance Overview	74
Manager Discussion of Fund Performance	76

Variable Portfolio — Pyramis® International Equity Fund

Performance Overview	82
Manager Discussion of Fund Performance	84

Variable Portfolio — TCW Core Plus Bond Fund

Performance Overview	87
Manager Discussion of Fund Performance	89

Variable Portfolio — Wells Fargo Short Duration Government Fund

Performance Overview	92
Manager Discussion of Fund Performance	94
Understanding Your Fund's Expenses	97
Portfolio of Investments	104
Statement of Assets and Liabilities	282
Statement of Operations	293
Statement of Changes in Net Assets	299
Financial Highlights	317
Notes to Financial Statements	353
Report of Independent Registered Public Accounting Firm	375
Federal Income Tax Information	376
Trustees and Officers	377
Important Information About This Report	385

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Columbia Variable Portfolio — U.S. Equities Fund

Performance Summary

■  Columbia Variable Portfolio — U.S. Equities Fund (the Fund) Class 2 shares returned -6.59% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its benchmark, the Russell 2000 Index, which returned -4.41% during the same period.

■  The Fund's underperformance relative to its benchmark can be attributed primarily to stock selection and sector allocation decisions by its managers.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-6.30	8.31	10.62
Class 2	05/07/10	-6.59	8.04	10.34
Russell 2000 Index		-4.41	9.19	11.80

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Columbia Variable Portfolio — U.S. Equities Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — U.S. Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Variable Portfolio — U.S. Equities Fund

Portfolio Management

Columbia Management Investment Advisers, LLC

Alfred Alley III, CFA

Brian Condon, CFA

Jarl Ginsberg, CFA

Christian Stadlinger, Ph.D., CFA

David Hoffman

Columbia Wanger Asset Management, LLC

Matt Litfin, CFA*

William Doyle, CFA*

*Effective October 9, 2015, Mr. Doyle was added as Portfolio Manager to the Fund. Effective January 1, 2016, Mr. Litfin was added as Portfolio Manager to the Fund.

Top Ten Holdings (%) (at December 31, 2015)
CubeSmart	0.9
Helen of Troy Ltd.	0.8
Southwest Gas Corp.	0.8
PDC Energy, Inc.	0.7
Deluxe Corp.	0.7
Moog, Inc., Class A	0.7
HEICO Corp., Class A	0.7
MGIC Investment Corp.	0.7
Ultragenyx Pharmaceutical, Inc.	0.7
AMETEK, Inc.	0.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	96.3
Exchange-Traded Funds	0.3
Limited Partnerships	0.2
Money Market Funds	3.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Columbia Management Investment Advisers, LLC (CMIA, the Investment Manager) and Columbia Wanger Asset Management, LLC (CWAM), a wholly-owned affiliate of CMIA, each manage a portion of the Fund's portfolio. As of December 31, 2015, CMIA managed approximately 80% and CWAM managed approximately 20% of the Fund's assets.

At December 31, 2015, approximately 99% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by the Investment Manager. As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -6.59%. The Fund underperformed its benchmark, the Russell 2000 Index, which returned -4.41% over the same period. The Fund's underperformance relative to its benchmark can be attributed primarily to stock selection and sector allocation decisions by its managers.

U.S. Equity Market Faced Disparate Returns In 2015

U.S. equities staged a relief rally in October 2015, following a difficult third quarter, fueling robust headline returns for the major indices in the final three months of the year. Despite this late rally, there was great disparity in returns for the annual period overall, with the large-cap S&P 500 Index delivering a gain, albeit modest, of 1.38%, while the Fund's benchmark, which measures small-caps, declined 4.41%.

There was also disparity in U.S. equities as measured by style and from a sector perspective. Growth stocks outperformed value stocks significantly. At a time of sluggish conditions in the global economy, investors favored stocks seen as having the strongest earnings prospects. Consistent with this trend, the health care and information technology sectors each delivered full-year returns that exceeded the broader market. Telecommunication services and consumer staples, two traditionally defensive sectors, also outperformed, a possible indication that investors remained on edge about potential risks. The other end of the spectrum showed that a continued decline in oil and natural gas prices weighed heavily on the energy sector. Oil prices fell below many of even the most pessimistic predictions, cutting into the earnings of large-cap energy producers and calling into question the long-term viability of many of the industry's smaller players.

In terms of the broader investment environment, one of the most notable developments was the U.S. Federal Reserve's (the Fed's) decision to enact its first interest rate hike in nine years. The Fed boosted rates by a quarter of a percentage point at its December 2015 meeting. While small, this move indicated to many that the central bank was finally confident enough to move away from the emergency accommodation it first enacted at the depths of the financial crisis. That said, the move had little direct

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Variable Portfolio — U.S. Equities Fund

effect on markets since the Fed had telegraphed its intentions well in advance and referenced a gradual approach to future interest rate policy.

Stock Selection and Sector Allocation Decisions Overall Dampened Relative Results

CMIA: In our portion of the Fund, effective stock selection overall more than offset the effect of sector allocation decisions, which detracted. That said, sector weightings are not determined on a top-down basis but rather are driven by bottom-up stock selection.

More specifically, our stock selection was particularly effective within the financials, industrials, consumer discretionary and energy sectors. Having an overweight allocation to financials, which significantly outpaced the benchmark during the annual period, also helped. Within financials, stock selection proved most effective within real estate investment trusts (REITs), particularly storage and data center real estate investment trusts; banks, where names with attractive valuations and good growth prospects performed well; and insurance companies, where markets were generally firm and better execution led to strong performance. In industrials, the airlines and commercial services industries contributed most positively. In consumer discretionary, household products companies and restaurants aided results most. In energy, positioning within the oil, gas and consumable fuels industry proved prudent.

Offsetting these positive contributors were underweight positions in information technology and health care, which were the two strongest performing sectors in the benchmark during the annual period. Similarly, having overweight allocations to materials and energy, which were the two worst performing sectors in the benchmark during the annual period, also hurt. Stock selection in information technology, especially in the software and services industry; in materials, most notably aluminum and paper companies; and in utilities, particularly gas utilities and independent power and renewable electricity producers, dampened relative results as well.

From an individual security perspective, the top contributors to our portion of the Fund's performance during the annual period were PharMerica, Helen of Troy and QTS Realty Trust. PharMerica contributed most positively on improved performance within its institutional pharmacy services business and scarcity value within its specialty business, as the company provides services to patients in hospitals and long-term care settings. Shares of Helen of Troy, a household product producer, rose on growth through acquisition and strong execution in multiple business categories. Stellar execution within the data center REIT space drove strong performance by QTS Realty Trust. We trimmed the Fund's positions in PharMerica and Helen of Troy on strength during the year, but continued to hold all three stocks at the end of the annual period.

The biggest individual detractors from our portion of the Fund's performance during the annual period were Constellium, Swift Transportation and United Rentals. A weakening aluminum market combined with an ill-timed and expensive acquisition drove underperformance of Constellium during the annual period. Shares of

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	13.8
Consumer Staples	3.6
Energy	3.1
Financials	25.4
Health Care	13.9
Industrials	15.0
Information Technology	17.5
Materials	2.8
Telecommunication Services	1.1
Utilities	3.8
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Variable Portfolio — U.S. Equities Fund

both Swift Transportation and United Rentals declined on deteriorating fundamentals and an economic environment that weighed on truckers and equipment rental companies broadly, overshadowing company-specific improvements. We exited the Fund's positions in Constellium and Swift Transportation and trimmed its holding in United Rentals by the end of the annual period.

CWAM: In our portion of the Fund, strong stock selection in financials, health care (especially within biotechnology), consumer discretionary and energy were primary positive contributors to relative results. Having an underweight allocation to energy, the worst performing sector in the benchmark during the annual period, also helped. Increased acquisition activity further boosted our portion of the Fund's performance in 2015. These positive contributors were offset by weaker stock selection in industrials and consumer staples, which detracted. Also hurting our portion of the Fund's results was having an overweight in industrials, which significantly lagged the benchmark during the annual period; having an underweight in the strong consumer staples sector; and having no exposure at all to utilities, which outpaced the benchmark during the annual period.

From an individual security perspective, the top contributors to our portion of the Fund's performance during the annual period were Synageva Biopharma, SEI Investments and Extra Space Storage. Synageva Biopharma is an orphan drug company with global sales. It was acquired during the annual period by fellow orphan drug company Alexion Pharmaceuticals and generated triple-digit returns. We exited the Fund's position in the company as a result of the acquisition. Investment management company SEI Investments saw its shares gain double-digits after it signed on a large client, which provided validation of the company's new private banking platform. Shares of self-storage REIT Extra Space Storage, a new purchase for our portion of the Fund during the annual period, performed well. Its same-store operating income growth was driven by limited new storage space development across the industry, record occupancies and increasing rents.

The biggest individual detractors from our portion of the Fund's performance during the annual period were Avis Budget Group, Donaldson and The Fresh Market. Car rental company Avis Budget Group saw its shares decline significantly as overcapacity in the industry negatively impacted its pricing. Donaldson, a pollution control equipment manufacturer, struggled, as the strong U.S. dollar created a headwind for global industrials and falling oil prices hurt companies tied to the energy market. Shares of food retailer The Fresh Market declined substantially due to increased competition in the healthy food space and a management change early in the annual period.

Bottom-Up Stock Selection Drove Portfolio Changes

The Fund's portfolio turnover for the 12-month period was 98%, which is higher than its previous years. This increase in turnover is a result of active management decisions made by portfolio managers to align each portion of the Fund's portfolio with their best investment ideas.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Variable Portfolio — U.S. Equities Fund

CMIA: During the annual period, we initiated Fund positions in Booz Allen Hamilton, a government information technology consultant and service provider that we believe has benefited from attractive contract renewals and re-bids; ITC Holdings, a utility distribution provider with what we consider to be an improved return profile; and Beacon Roofing Supply, a building products distribution that, in our view, has been improving its margins and growing through acquisition.

In addition to the sales of Constellium and Swift Transportation, already mentioned, we eliminated our portion of the Fund's position in Omnicare, an institutional pharmacy company that has agreed to be acquired by CVS Health.

Based on these and other purchases and sales, our portion of the Fund's allocations to health care, consumer discretionary and materials decreased, and its exposures to utilities, consumer staples and financials increased. As of December 31, 2015, our portion of the Fund was most overweight relative to the benchmark in financials, utilities, industrials, energy and consumer staples and was most underweight in health care and information technology.

CWAM: In addition to the purchase of Extra Space Storage, already mentioned, we established a Fund position in SVB Financial Group, the holding company for Silicon Valley Bank, during the annual period. Top sales included that of Synageva Biopharma, mentioned earlier, and that of enterprise data software-as-a-service company Informatica, the latter of which was acquired by private equity firm Permira Advisers LLC and the Canada Pension Plan Investment Board.

Based on these and other purchases and sales, our portion of the Fund's allocation to industrials decreased and its exposure to information technology increased. Within industrials, we reduced our portion of the Fund's weightings in underperforming names like Donaldson, mentioned earlier, and Nordson, which are exposed to global macroeconomic factors, leaving the majority of the portfolio's industrial weighting in more U.S.-focused companies that we believe are well positioned in the current economic environment. As of December 31, 2015, our portion of the Fund was most overweight relative to the benchmark in industrials and information technology and was most underweight in financials, utilities and materials.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — American Century Diversified Bond Fund

Performance Summary

■  Variable Portfolio — American Century Diversified Bond Fund (the Fund) Class 2 shares returned -0.20% for the 12-month period that ended December 31, 2015.

■  The Fund modestly underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.55% over the same period.

■  The Fund's relative results can be attributed primarily to security selection and sector allocation overall.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	0.05	3.16	3.36
Class 2	05/07/10	-0.20	2.90	3.11
Barclays U.S. Aggregate Bond Index		0.55	3.25	3.43

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — American Century Diversified Bond Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — American Century Diversified Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — American Century Diversified Bond Fund

Portfolio Management

American Century Investment Management, Inc.

Robert Gahagan

Alejandro Aguilar, CFA

Jeffrey Houston, CFA

Brian Howell

G. David MacEwen

Portfolio Breakdown (%) (at December 31, 2015)
Asset-Backed Securities — Non-Agency	3.8
Commercial Mortgage-Backed Securities — Agency	0.0	(a)
Commercial Mortgage-Backed Securities — Non-Agency	5.6
Corporate Bonds & Notes	33.0
Foreign Government Obligations	1.7
Inflation-Indexed Bonds	1.1
Money Market Funds	1.7
Municipal Bonds	1.1
Residential Mortgage-Backed Securities — Agency	22.4
Residential Mortgage-Backed Securities — Non-Agency	6.2
Treasury Bills	0.9
U.S. Government & Agency Obligations	1.2
U.S. Treasury Obligations	21.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

At December 31, 2015, approximately 99.8% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -0.20%. The Fund modestly underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.55% over the same period. The Fund's relative results can be attributed primarily to security selection and sector allocation overall.

Fixed-Income Market Delivered Modest Returns

Despite modest economic gains, rising U.S. Treasury yields and the Federal Reserve's (the Fed's) late-year decision to finally start normalizing short-term interest rates — factors that distinguished the U.S. from most other regions of the world, where slowing or stagnant growth and central bank easing were the norms — U.S. investment-grade bonds generally posted modest returns in 2015. After concluding its massive quantitative easing program in October 2014, the Fed focused on winding down another component of its unprecedented stimulus program: near-zero short-term interest rates. Investor speculation regarding the timing and magnitude of the first Fed rate hike since June 2006 dominated the fixed-income market throughout the annual period and contributed to heightened volatility. Meanwhile, other leading central banks, including the European Central Bank (ECB), Bank of Japan and People's Bank of China, pursued aggressive stimulus programs, including increased quantitative easing, to combat economic weakness. This global divergence of monetary policies helped strengthen the U.S. dollar relative to other currencies. It also made U.S. Treasury yields relatively more attractive than government bond yields of other nations, where yields declined.

Early in 2015, demand from investors seeking perceived safe haven protection from periodic global unrest and global economic uncertainty heightened demand for U.S. Treasuries and drove yields down. At the same time, inflation remained low, largely due to commodity price weakness. This benign inflation backdrop generally aided U.S. bonds, particularly those with longer maturities. U.S. bond market performance stumbled in the second quarter of 2015, largely due to Fed rate hike speculation, a sharp bond market sell-off in Europe, and fallout from Greece's inability to repay its government debt. Performance rebounded in the third quarter as the second quarter's fears faded. Greece reached a deal with its creditors, while the global economic slowdown triggered a flight to quality, which generally favored high quality bonds and pushed back the Fed's rate hike plans. Investors assumed the Fed would begin to normalize short-term interest rates at its December 2015 meeting. This expectation drove U.S. Treasury yields higher during the fourth quarter, particularly among shorter-maturity securities, which are the most

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — American Century Diversified Bond Fund

sensitive to Fed policy. On December 16, the Fed finally initiated "lift-off" with a 25 basis point increase in the federal funds rate target.

Overall, the U.S. Treasury yield curve flattened during the annual period. Yields on short-maturity U.S. Treasuries increased at a greater pace than yields on longer maturity securities. At the short-term end of the yield curve, expectations for a Fed rate hike drove rates higher. Increases among longer term rates were relatively modest, held down by low inflation, weak global economic growth and a strong U.S. dollar.

Against this backdrop, investment-grade bonds, as measured by the benchmark, advanced 0.55% in 2015. Overall, mortgage-backed securities, commercial mortgage-backed securities and U.S. Treasuries were the top performers in the benchmark. Meanwhile, other key sectors, such as corporate bonds, agency securities and Treasury inflation protected securities (TIPS) underperformed. In general, higher quality bonds outperformed lower quality securities. High-yield corporate bonds sharply underperformed investment-grade securities for the annual period, primarily due to energy sector weakness and mounting investor risk aversion.

Spread Sector Allocations and Security Selection Dampened Fund Results

We were underweight in U.S. Treasuries and government agency securities relative to the benchmark in favor of spread, or non-U.S. Treasury, sectors, including corporate credit and securitized sectors. The overweight to the securitized sector aided results, while the overweight to corporate bonds detracted. Security selection within the securitized sector also lifted performance. In particular, selections among non-agency commercial mortgage-backed securities, asset-backed securities, collateralized mortgage obligations (CMOs) and traditional pass-through mortgage-backed securities broadly contributed positively to performance. However, security selection in the corporate bond sector detracted from results, primarily due to an out-of-benchmark position in high-yield corporate bonds.

The Fund's out-of-benchmark allocation to non-U.S. dollar-denominated securities boosted the Fund's relative results during the annual period. Specifically, the Fund held a mix of U.S. dollar-hedged European bonds, including positions in European banks, that benefited from falling interest rates in Europe. Late in 2014, we had begun focusing the Fund's non-U.S. dollar exposure on the European financials sector as we sought to take advantage of the anticipated quantitative easing program from the ECB. In the first quarter of 2015, the ECB launched its quantitative easing program, and these securities benefited from the resulting decline in interest rates. During the second half of the annual period, we took profits in sovereign positions in Norway and Spain but maintained exposure to European financials sector bonds.

Anticipating a gradual increase in interest rates, we maintained a shorter duration than that of the benchmark during the first six months of the year. This strategy detracted from results, as longer maturity interest rates generally declined during this time frame. As the timetable for U.S.

Quality Breakdown (%) (at December 31, 2015)
AAA rating	40.0
AA rating	4.7
A rating	9.6
BBB rating	17.1
BB rating	7.2
B rating	2.3
CCC rating	1.1
CC rating	0.4
C rating	0.1
D rating	2.6
Not rated	14.9
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — American Century Diversified Bond Fund

interest rate increases appeared to be extending with global factors having a greater influence on the Fed's economic outlook than U.S. economic data, we gradually shifted the Fund's short duration position to a neutral duration position compared to the benchmark by the third quarter of 2015, where it remained through the end of the annual period. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Yield curve positioning had a relatively neutral impact on the Fund's relative results during the annual period.

Shifting Market Conditions Drove Portfolio Changes

In general, the Fund's broad sector allocations remained relatively constant during the annual period, with underweight positions in U.S. Treasuries and agencies and overweight positions in corporate credit and securitized bonds. We did not make significant changes to the portfolio's quality emphasis, and yield curve positioning remained neutral relative to the benchmark. However, we did shift from a shorter-than-benchmark duration to a neutral duration on expectations for a slow and gradual return to interest rate normalization. Also, during the annual period, we purchased some Spanish government bonds. Spanish bonds cheapened vs. U.S. Treasuries when Catalan independence tensions increased. We believed this provided an opportunity to establish a position in Spain. However, once political uncertainty in Spain declined, Spanish bond yields tightened to U.S. Treasuries, and so we sold the position. We also believed opportunistic new issuance of more esoteric, or not widely followed, asset-backed securities — specially, time-share issuance by Marriott and Hilton — presented good relative value opportunities, and so we took a position. On the corporate side, Hewlett Packard spun off its enterprise services business in late 2015. We liked the company's fundamentals on both a financial and operating basis. As such, we took part in the new company's debt issuance in the third quarter of 2015. Conversely, our views on the retail sector, specifically Macy's, deteriorated, and so we sold the Fund's position in Macy's commercial mortgage-backed securities and corporate bonds in the third quarter of 2015 due to declining operating performance. All told, the Fund's portfolio turnover rate during the annual period was 223%.

At the end of the annual period, the Fund had underweight positions relative to the benchmark in U.S. Treasuries and agencies and overweight positions in corporate credit and securitized securities. The Fund had out-of-benchmark positions in high-yield corporate credit and non-U.S. dollar-denominated securities hedged against currency fluctuations. The Fund ended the year with a duration position that was neutral to that of the benchmark.

Derivatives Usage

The Fund held Treasury futures during the annual period as a method of managing duration and yield curve positioning. We used currency forwards for the purposes of hedging foreign exchange exposures, to express opinions on directional moves in currencies and for gaining exposure to certain non-U.S. dollar investments. The overall impact of these futures and forwards during the period was positive.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Columbia Wanger International Equities Fund

Performance Summary

■  Variable Portfolio — Columbia Wanger International Equities Fund (the Fund) Class 2 shares returned -1.64% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its benchmark, the S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index, which returned 0.21% over the same period.

■  The Fund's underperformance relative to its benchmark can be attributed primarily to security selection in Asia ex-Japan, which more than offset effective stock selection in Denmark and Canada.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-1.39	4.06	7.56
Class 2	05/07/10	-1.64	3.82	7.33
S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index		0.21	2.63	6.93

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index, an unmanaged index, is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Columbia Wanger International Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Columbia Wanger International Equities Fund

At December 31, 2015, approximately 91.9% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -1.64%. The Fund underperformed its benchmark, the S&P Global ex-U.S. Cap Range Companies Between USD500 Million to USD5 Billion Index, which returned 0.21% over the same period. The Fund's underperformance relative to its benchmark can be attributed primarily to security selection in Asia ex-Japan, which more than offset effective stock selection in Denmark and Canada.

International Equity Markets Struggled Amid Sluggish Global Economy

2015 was a challenging year for international equity investors. The bifurcation of performance between developed and emerging markets was more pronounced than it had been in recent years and was compounded by currency weakness against the strong U.S. dollar. As the second-largest economy in the world and with a global contribution to Gross Domestic Product (GDP) of about 15%, China's economic slowdown raised concerns and cast a shadow over many emerging economies. In developed markets, companies showing growth were highly re-rated in 2015 but were few and far between.

Overall, it was the global economy that most significantly impacted international equity markets during the annual period. The global economy remained sluggish into the last quarter of 2015, as emerging market economies struggled with adverse capital flows and as slower than expected growth in China weighed heavily on demand for raw materials and commodities. In the eurozone, manufacturing and employment data suggested improvement. Nevertheless, Europe's economies remained sluggish relative to that of the United Kingdom and the United States, which continued to grow faster than the rest of the developed world. Manufacturing output weakened in the United States, and the housing market rebound lost some steam. Still, robust job growth pushed the U.S. labor market to what is considered full employment, and strong vehicle sales fueled consumer spending. The U.S. dollar continued to climb against the euro and most other global currencies, a reflection of stronger U.S. economic conditions. Energy prices hit a new low, with oil at approximately $37 per barrel in December 2015. Also in December 2015, the Federal Reserve (Fed) made its long-awaited 0.25% increase to the targeted federal funds rate. Amidst this backdrop, international equity markets struggled to provide positive returns, as expressed in U.S. dollar terms.

Portfolio Management

Columbia Wanger Asset Management, LLC

Louis Mendes, CFA

P. Zachary Egan, CFA*

*Effective January, 1, 2016, Mr. Egan was added as Portfolio Manager to the Fund.

Top Ten Holdings (%) (at December 31, 2015)
CCL Industries, Inc. (Canada)	1.8
SimCorp AS (Denmark)	1.7
Wirecard AG (Germany)	1.7
Distribuidora Internacional de Alimentacion SA (Spain)	1.5
Unibet Group PLC, SDR (Malta)	1.5
Domino's Pizza Enterprises Ltd. (Australia)	1.4
Rightmove PLC (United Kingdom)	1.4
Zee Entertainment Enterprises Ltd. (India)	1.4
Partners Group Holding AG (Switzerland)	1.3
AURELIUS SE & Co. KGaA (Germany)	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

Country Breakdown (%) (at December 31, 2015)
Australia	3.7
Belgium	0.2
Brazil	0.3
Cambodia	0.4
Canada	4.8
China	3.8
Denmark	3.4
Egypt	0.5
Finland	1.8
France	2.3
Germany	5.4
Guatemala	0.3
Hong Kong	2.8
India	2.6
Indonesia	0.9
Italy	0.5
Japan	20.0
Kazakhstan	0.1
Malta	1.4
Mexico	0.6
Netherlands	3.2
New Zealand	0.5
Norway	1.3
Panama	0.5
Philippines	0.6
Singapore	1.8
South Africa	0.8
South Korea	3.1
Spain	2.9
Sweden	3.0
Switzerland	2.3
Taiwan	3.1
Thailand	0.6
United Kingdom	12.4
United States(a)	8.1
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Security Selection Overall Detracted From Performance

On a relative basis, the Fund underperformed the benchmark primarily due to stock selection in Asia ex-Japan, specifically China, the Philippines and Singapore, which more than offset positive stock selection in South Korea. Also, the Fund began the annual period underweight China and missed its equity market rally during the first six months of 2015. Outside of Asia, we also stumbled in South Africa.

From a sector perspective, stock selection in financials and energy detracted most, more than offsetting the positive contribution of effective allocation positioning in each. Having a modest underweight to health care, which was the best performing sector in the benchmark during the annual period, also hurt.

The individual holdings that detracted most from the Fund's relative results during the annual period were Coronation Fund Managers, Sihuan Pharmaceutical Holdings and Melco Crown Philippines Resorts. Shares of Coronation Fund Managers, a South African asset management company, posted a double-digit decline during the annual period on headwinds from slowing investment flows and lower revenues from underperforming performance-based fee funds. Hong Kong-based Sihuan Pharmaceutical Holdings, which develops cardiocerebral vascular drugs, saw its shares decline as it works through accounting issues related to its distributor-only sales model. Shares of Philippines-based casino/hotel operator Melco Crown Philippines Resorts declined significantly, as the company struggled amid lower gaming revenues.

Selections in Denmark, Canada and South Korea Aided Relative Results

From a country perspective, security selection in Denmark, Canada and South Korea helped most. At the sector level, stock selection proved especially effective in the materials, information technology and consumer staples sectors. Having an underweight to materials, which lagged the benchmark during the annual period, and overweights to information technology and consumer staples, which each outpaced the benchmark during the annual period, also helped.

The top individual contributors to the Fund's performance during the annual period were SimCorp, Synageva Biopharma and Domino's Pizza. SimCorp, a Denmark-based application software provider, performed well, with its shares rising triple-digits during the annual period. SimCorp fits into a "regulation" theme that we have focused on for a number of years. Under this theme, we have worked to identify companies benefiting from increasingly stringent regulatory standards, typically around health, safety and the environment, but extending to the financial realm in the wake of the 2008 financial crisis. In our view, SimCorp's products help investment managers meet new compliance requirements in a cost effective way. Synageva Biopharma is a U.S.-listed orphan drug company with global sales. It was acquired during the annual period and generated triple-digit returns. We exited the Fund's position in the company as a result of the acquisition. Shares of Domino's Pizza in Australia posted a triple-digit

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

return in 2015 on strong growth of the Australian franchise. We trimmed the Fund's position in Domino's Pizza on strength.

Bottom-Up Stock Selection Drove Portfolio Changes

During the annual period, we shifted assets away from select emerging markets and into Europe. At December 31, 2015, the Fund had approximately a 30% exposure to Europe, up about 10% from the same point one year prior. Meanwhile, emerging markets exposure was scaled back from approximately 24% to 15% of total net assets. There were several considerations behind these moves. First, European GDP growth remained positive, if anemic, while certain emerging markets, such as Brazil, were experiencing contraction and credit rating downgrades. Second, ongoing unconventional monetary easing policies in Europe supported both credit expansion and equity values, which were above long-term historical levels, but arguably warranted by the long-term outlook for interest rates. Emerging market countries that export commodities, on the other hand, suffered from slumping commodity prices, which exerted pressure on their fiscal situations and currencies, with the latter effect raising borrowing costs for companies that fund themselves in U.S. dollars. Notwithstanding the general reduction in the Fund's emerging markets exposure, it is important to point out that this is a heterogeneous space, and we, during the annual period, maintained the Fund's weight in India and increased its weight in China. India, in our view, remains largely insulated from commodity price turmoil and is a beneficiary of cheap oil, which was previously stressing both its current account and, through consumer fuel subsidies, its fiscal position. While we have concerns about China's economic slowdown and its impact on the global economy, we saw, at the end of the annual period, what we consider to be a reasonably clear policy framework that we believe should be supportive of companies addressing the energy and environmental challenges that have accompanied the country's rise to a US$10 trillion economy as well as companies addressing increasing demand for health care.

Within the Fund's China portfolio, we transitioned somewhat away from consumer companies that were hurt by the Chinese anti-corruption campaign and into other beaten-down names that we believe have more of a tailwind than a headwind from government policy. Our timing was not great, however, as the Chinese equity market cooled in the second half of the year. However, at the end of the annual period, we still believed these are good long-term stocks supported by secular growth and government policy.

From an individual security perspective, we established Fund positions in CAR in Hong Kong and China Everbright Water in Singapore during the annual period. CAR is the leader in rental cars in China and should benefit, we believe, from the country's anti-corruption policies, as officials have less access to company cars. China Everbright Water is involved in pollution clean-up in China, a problem developed during years of industrial production.

In addition to the sale of Synageva Biopharma, already mentioned, we exited the Fund's position in long-time holding Naspers, a South African

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	15.4
Consumer Staples	9.1
Energy	3.2
Financials	15.7
Health Care	6.1
Industrials	27.7
Information Technology	13.8
Materials	6.7
Telecommunication Services	1.3
Utilities	1.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

electronic and print media company, as its market capitalization became too large for the Fund's strategy.

From a sector and country perspective, we made only minimal and incremental changes in allocation during the year, with any shifts that were made driven by security selection. At the end of 2015, the Fund was most overweight relative to the benchmark in industrials. Many of these companies are in Europe, where they have expertise in manufacturing and automation and can export this expertise to higher growth regions. Relative to the benchmark the Fund was most underweighted in financials, materials and utilities sectors, areas where we believe there is generally a lack of entrepreneurial companies. From a regional perspective, the Fund was most overweight relative to the benchmark in continental Europe and the United Kingdom and was most underweight in Latin America, Asia ex-Japan and Japan as of December 31, 2015.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — DFA International Value Fund

Performance Summary

■  Variable Portfolio — DFA International Value Fund (the Fund) Class 2 shares returned -7.56% for the 12-month period that ended December 31, 2015.

■  While absolute returns were disappointing, the Fund outperformed its benchmark, the MSCI World ex-USA Value Index (Net), which returned -7.68% over the same period.

■  The Fund's relative outperformance can be attributed primarily to its momentum overlay, a deeper value focus in financials and country allocation differences.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-7.40	-0.60	1.73
Class 2	05/07/10	-7.56	-0.83	1.48
MSCI World ex-USA Value Index (Net)		-7.68	1.90	4.71

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI World ex-USA Value Index (Net) captures large and mid-cap securities exhibiting overall value style characteristics across 22 of 23 Developed Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The MSCI World ex-USA Value Index (Net) consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World ex-USA Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — DFA International Value Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — DFA International Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — DFA International Value Fund

At December 31, 2015, approximately 99.5% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -7.56%. While absolute returns were disappointing, the Fund outperformed its benchmark, the MSCI World ex-USA Value Index (Net), which returned -7.68% over the same period. The Fund's relative outperformance can be attributed primarily to its momentum overlay, a deeper value focus in financials and country allocation differences.

International Value Equities Underperformed Growth Counterparts In 2015

During the annual period, value stocks, defined as stocks with lower price-to-book ratios, generally underperformed growth stocks, defined as stocks with higher price-to-book ratios, in developed markets outside of the U.S., as measured by the benchmark and the MSCI World ex-USA Growth Index, respectively. Within the benchmark, consumer staples and health care were the best performing sectors during the annual period, while materials and energy were the worst performing sectors.

Negatively impacting U.S. dollar-denominated returns of developed non-U.S. equities overall was the U.S. dollar appreciating against virtually all non-U.S. developed market currencies. Remember, as the value of the U.S. dollar increases, the dollar value of foreign investments typically declines and vice versa.

Deep Value Focus Aided Fund Results

As mentioned, low relative price, or value, stocks underperformed high relative price, or growth, stocks during the annual period. Despite the underperformance of value stocks, the Fund outperformed the benchmark given several aspects of our strategy.

First, our strategy emphasizes lower relative price financial stocks than the benchmark due to a deeper value focus within the sector. Deep value financial stocks outperformed more moderate financial stocks, which benefited the Fund's results. Second, the Fund's greater emphasis on mid-cap stocks had a positive effect on its relative performance, as mid-cap stocks outpaced mega-cap stocks during the annual period. The momentum overlay we apply to the Fund's strategy was also beneficial. Sales of stocks exhibiting positive momentum were delayed, and the Fund benefited from continuing to hold stocks with positive momentum. Further, the Fund's country allocations added value. Differences in country weights are driven primarily by differences in methodology between the Fund and

Portfolio Management

Dimensional Fund Advisors L.P.

Karen Umland, CFA

Jed Fogdall

Joseph Chi, CFA

Henry Gray

Mary Phillips, CFA

Bhanu Singh

Top Ten Holdings (%) (at December 31, 2015)
Vodafone Group PLC (United Kingdom)	3.5
HSBC Holdings PLC, ADR (United Kingdom)	2.6
Daimler AG, Registered Shares (Germany)	2.2
Total SA (France)	2.0
Allianz SE, Registered Shares (Germany)	1.7
BP PLC, ADR (United Kingdom)	1.6
Royal Dutch Shell PLC, ADR, Class A (United Kingdom)	1.5
Banco Santander SA (Spain)	1.5
BP PLC (United Kingdom)	1.4
Royal Dutch Shell PLC, ADR, Class B (United Kingdom)	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — DFA International Value Fund

Country Breakdown (%) (at December 31, 2015)
Australia	5.4
Austria	0.2
Belgium	1.6
Canada	7.5
Denmark	1.9
Finland	0.7
France	9.8
Germany	8.8
Hong Kong	2.4
Ireland	0.2
Israel	0.4
Italy	1.9
Japan	22.2
Netherlands	2.2
New Zealand	0.1
Norway	0.7
Portugal	0.0	(a)
Singapore	1.0
Spain	3.2
Sweden	3.0
Switzerland	9.7
United Kingdom	16.9
United States(b)	0.2
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds.

its benchmark. As a result, the Fund benefited from higher relative weights than the benchmark in Switzerland and Japan, which outperformed, and a lower relative weight in the United Kingdom, which underperformed. Also, security selection proved effective in Japan, Denmark and France.

From a sector perspective, security selection in the financials, industrials and consumer discretionary sectors contributed positively to the Fund's results. Having an overweight allocation to the consumer discretionary sector also helped, as this sector outperformed. The individual holdings that contributed most positively to the Fund's results during the annual period were overweight positions in Danish industrials company Vestas Wind Systems and Australian financials company Macquarie Group. Having an underweight position in Spanish bank Banco Santander, which performed poorly, also supported the Fund's results relative to the benchmark.

Only partially offsetting these positive contributors were several factors that detracted from the Fund's performance. Most notably, the Fund's general exclusion of highly regulated utilities detracted from its relative results, as these securities performed well during the annual period. Additionally, the Fund's emphasis on high profitability stocks detracted from its relative performance, as high profitability stocks generally underperformed low profitability stocks within the value segment of the equity market.

From a sector perspective, having an overweight allocation to the poorly performing energy sector, having an underweight exposure to the stronger health care sector and security selection in the utilities sector hampered relative results most. From a country perspective, security selection in the United Kingdom, Canada and Germany detracted. The individual holdings that detracted most from the Fund's results during the annual period were overweight positions in German consumer discretionary company Volkswagen, U.K. materials company Anglo American and U.K. financials company Standard Chartered.

Rebalancing Drove Portfolio Changes

In managing the Fund, we regularly rebalance the Fund's portfolio to focus holdings on value stocks, high profitability stocks and large cap stocks within each eligible country and sector. Generally, purchases are made to increase weights in securities exhibiting these characteristics, while sales are made when a holding no longer represents them. During the annual period, we trimmed the Fund's positions in Sony, National Australia Bank and Vivendi. We increased Fund positions in Vodafone Group, Royal Dutch Shell and Total.

Any shifts in sector and country weights generally result from the portfolio construction process. During the annual period, the Fund's allocations to energy and telecommunication services increased, and its exposures to financials and health care decreased. The Fund's positions in the United Kingdom, Germany and Spain increased, and its allocations to Belgium, Japan and Switzerland decreased.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — DFA International Value Fund

At the end of December 2015, the Fund had overweight allocations relative to the benchmark in energy, consumer discretionary and materials and underweight allocations relative to the benchmark in health care, utilities and financials. The Fund was rather neutrally weighted compared to the benchmark in telecommunication services, industrials, information technology and consumer staples. From a country perspective, the Fund was overweight at the end of December 2015 in Switzerland and Denmark and was underweight relative in the United Kingdom.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	12.5
Consumer Staples	3.5
Energy	14.8
Financials	34.4
Health Care	2.0
Industrials	11.2
Information Technology	3.1
Materials	10.0
Telecommunication Services	6.2
Utilities	2.3
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Performance Summary

■  Variable Portfolio — Eaton Vance Floating-Rate Income Fund (the Fund) Class 2 shares returned -1.58% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which returned -0.69% over the same period.

■  The Fund's underperformance relative to the benchmark was primarily attributable to its comparatively greater focus on larger and more actively traded loans, which more than offset the positive contribution made by its emphasis on higher quality loans.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-1.41	2.62	2.87
Class 2	05/07/10	-1.58	2.37	2.48
S&P/LSTA Leveraged Loan Index		-0.69	3.41	3.88

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Eaton Vance Floating-Rate Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Portfolio Management

Eaton Vance Management

Scott Page, CFA

Craig Russ

Andrew Sveen, CFA

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	0.2
Convertible Preferred Stocks	0.0	(a)
Corporate Bonds & Notes	0.0	(a)
Money Market Funds	5.8
Senior Loans	94.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.
At December 31, 2015, approximately 73.8% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -1.58%. The Fund underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which returned -0.69% over the same period. The Fund's underperformance relative to the benchmark was primarily attributable to its comparatively greater focus on larger and more actively traded loans, which more than offset the positive contribution made by its emphasis on higher quality loans.

Leveraged Loan Market Dominated by Risk-Averse Investor Sentiment In 2015

During calendar year 2015, the U.S. floating-rate loan market experienced broadly declining loan prices that were only partially offset by interest income. As a result, the benchmark, a loan market barometer, returned -0.69% for the annual period.

The annual period was dominated by risk-averse sentiment among investors. Slowing economic growth in China, declining prices for oil and other commodities, weakness in the global economic recovery, and uncertainty around the Federal Reserve's (Fed) expected rate hike all dragged on returns of most asset classes across the capital markets, including floating-rate loans.

Loan prices edged lower, as retail investors exited loan mutual funds. Further downward pressure on loan prices came from high-yield bond funds that sold floating-rate loan holdings to cover redemptions. Meanwhile, institutional loan investors generally stayed the course, with strong demand exhibited in both collateralized loan obligations and traditional institutional channels.

Performance trends within the loan market were bifurcated in a number of ways during the annual period. Of note, larger and more actively traded loans underperformed less liquid loans, resulting from selling pressure in retail products. Loans in industries affected by declining commodity prices, including the oil and gas, metals and mining and utilities industries, were among the worst performers during the annual period. Meanwhile, investor preference for quality showcased itself in credit tier performance, with higher quality loans generally outperforming lower rated issues.

With the U.S. economy continuing its uneven but gradual recovery, healthy corporate fundamentals kept the default rate within the loan market fairly benign during the annual period. The trailing 12-month default rate, a measure of corporate health and credit risk in the market, was 1.54% by principal amount, well below the market's 10-year average of 2.59%, according to Standard & Poor's Leveraged Commentary & Data.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

Larger, More Liquid Focus Hampered Fund Results

In an environment marked by heightened volatility and risk aversion by retail investors, more widely held and actively traded issues took the brunt of selling pressure from investors exiting the asset class. Indeed, the S&P/LSTA Leveraged Loan 100 Index, a measure of the largest loans within the benchmark, returned -2.75% for the annual period, well below the -0.69% return of the broader benchmark. As these larger, more liquid loans tend to be issued by larger and more durable companies, which the Fund has tended to favor, the Fund's positioning in larger loans was a detractor from its performance relative to the benchmark.

On the positive side, contributing to relative results was the Fund's quality positioning. Looking across ratings tiers within the benchmark for the annual period, BB-rated loans returned 2.23%; B-rated loans returned -0.82%; CCC-rated loans returned -8.43% and defaulted loans returned -42.86%. The significantly negative performance of the defaulted loan category was due in large part to the continued decline of the defaulted loan issued by Energy Future Holdings (EFH), a major component of the benchmark that was not held by the Fund. The Fund's underexposure to CCC-rated loans and defaulted loans benefited its relative performance during the annual period. As of December 31, 2015, the Fund's exposures to the CCC-rated and defaulted loan categories were 2.41% and 0.51%, respectively, vs. benchmark exposures of 4.88% and 1.44%, respectively. The Fund's avoidance of the defaulted EFH loan in particular was the largest individual positive contributor to its relative performance during the annual period.

The Fund employs a rigorous, bottom-up credit research process wherein loan selection drives performance, and sector allocation is a residual of that process. That said, analyzing results from the perspective of industry exposures can be instructive. Detracting from the Fund's relative performance were underweight exposures to the stronger performing lodging and casinos and surface transport industries. The Fund benefited from an overweight exposure to the food products industry, which outpaced the broader market, and from underweights to the underperforming utilities and oil and gas industries, which were among the worst performers in the benchmark during the annual period.

With respect to individual loan positions, detracting from relative performance were overweight positions in urine drug testing laboratory Millennium Laboratories and imagery and digital content creator and distributor Getty Images, which each underperformed the benchmark during the annual period. Conversely, the Fund's aforementioned avoidance of Energy Future Holdings contributed most positively to relative results.

The Fund does not employ an active duration or yield curve positioning strategy. Due to the floating-rate nature of the loans held in the Fund's portfolio, which reset on average every 61 days, as of December 31, 2015, the Fund's effective duration stood near zero — specifically at 0.16 years — at the end of the annual period. This is typical for our floating-rate strategy and was comparable, or neutral, to the duration of the

Quality Breakdown (%) (at December 31, 2015)
BBB rating	1.9
BB rating	34.7
B rating	50.0
CCC rating	1.7
D rating	0.2
Not rated	11.5
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating assigned by Moody's, as available. If Moody's doesn't rate a bond, then the S&P rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral. Additionally, the Investment Manager considers the interest rate to be paid on the investment, the portfolio's exposure to a particular sector, and the relative value of the loan within the sector, among other factors.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

benchmark at the end of the annual period. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Bottom-Up Credit Research Drove Portfolio Changes

Changes in industry and quality exposure within the Fund are a residual of bottom-up credit research and were relatively modest during the annual period. Through a full market cycle, the Fund retains its high quality loan posture relative to the benchmark. As such, our team does not significantly shift its quality exposure positioning in response to macroeconomic factors. This high quality bias benefited the Fund during the annual period. The Fund also remained broadly diversified across industry segments during the annual period. All that said, a few of the largest industry exposure changes over the annual period included relative decreases to the automotive, cable and satellite TV, containers and glass, drugs, food and drug retailers, leisure goods and retailers (ex. food and drug) industries. There were relative increases to the building and development, chemicals and plastics, electronics-electrical, financial intermediaries, food products, industrial equipment, lodging and casino, and oil and gas industries. From a quality perspective, the Fund's exposure to BBB-rated, BB-rated and B-rated securities decreased relative to the benchmark, and its exposure in below B-rated securities, distressed securities and unrated securities increased.

During the annual period, we established a new Fund position in Dell International, a large-scale personal computer, server and information technology solutions company, given what we see as its strong brand, free cash flow and moderate leverage. We initiated a Fund position in large mobile telephony provider T-Mobile USA based on what we consider to be its strong growth trends, significant spectrum value and modest low to enterprise value. We sold the Fund's remaining position in coal provider Walter Energy because of a continued pullback in energy prices. We exited the Fund's position in Town Sports, an owner of fitness gyms, as competition had negatively impacted its earnings.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Holland Large Cap Growth Fund

Performance Summary

■  Variable Portfolio — Holland Large Cap Growth Fund (the Fund) Class 2 shares returned 6.42% for the 12-month period that ended December 31, 2015.

■  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 5.67% for the same time period

■  The Fund benefited from strong stock selection, principally in industrials, consumer discretionary and information technology, which was partially offset by weak stock selection, mainly in consumer staples and health care.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	6.72	10.48	12.90
Class 2	05/07/10	6.42	10.20	12.61
Russell 1000 Growth Index		5.67	13.53	15.18

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Holland Large Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Holland Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Holland Large Cap Growth Fund

At December 31, 2015, approximately 99.4% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned 6.42%. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 5.67% over the same period. The Fund benefited from strong stock selection, principally in industrials, consumer discretionary and information technology, which was partially offset by weak stock selection, mainly in consumer staples and health care.

A Return to Fundamentals as Growth Concerns Increase

2015 was highlighted by several important events, including a growth slowdown in China, continued global economic and geopolitical unrest, the second leg of the decline in energy prices, continued U.S. dollar strength and the Federal Reserve (Fed) first rate hike of the post-Great Recession period. For much of the year, the U.S. stock market remained focused on fundamentals, a departure from 2014. Corporate profit growth and profit margin expansion were largely intact for the early part of the year, though there were signs of a profit margin peak and overall overly-optimistic forecasts for profit growth in 2016-2017.

The return to fundamentals meant that domestic large-capitalization growth stocks were one of the few areas to perform well in 2015. Even then, just a handful of companies led the averages into the black for the year. The flight to quality that has been in place for the past couple of quarters was largely intact, except for specific periods of rampant and indiscriminate selling which were usually tied to acute events, domestically or internationally. Globally, growth clearly slowed in 2015, with China's economy entering what many investors hope is a "soft landing," the decline in China's growth rate raised concerns about global growth and the investment environment throughout the year. Thus, after such an upward run, investors are clearly wary of signs that the bull market will eventually end, whether precipitated by profit margins peaking, Fed tightening or a decline in China's growth rate.

Stock Selection, Sector Allocation Aided Returns

The three strongest-contributing sectors to Fund returns during the year on a relative basis were industrials, consumer discretionary, and information technology. Sector allocation was also favorable, mainly due to an underweight in materials, one of the weakest performing sectors, and an overweight in information technology and consumer discretionary, two of the better performing sectors.

Portfolio Management

Holland Capital Management LLC

Monica Walker

Carl Bhathena

Top Ten Holdings (%) (at December 31, 2015)
Alphabet, Inc., Class C	5.0
Visa, Inc., Class A	4.9
Amazon.com, Inc.	4.8
Adobe Systems, Inc.	4.2
Priceline Group, Inc. (The)	3.9
Apple, Inc.	3.8
Citrix Systems, Inc.	3.8
Southwest Airlines Co.	3.2
Gilead Sciences, Inc.	3.0
Medtronic PLC	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	97.7
Money Market Funds	2.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Holland Large Cap Growth Fund

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	24.1
Consumer Staples	10.9
Financials	4.1
Health Care	15.2
Industrials	13.4
Information Technology	31.0
Materials	1.3
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

The industrials sector was one of the weakest performing sectors, with a negative return during the year, largely due to the overall global economic malaise, including a slowdown in China. However, the Fund's holdings within the sector, in aggregate, performed much better than those in the benchmark. The consumer discretionary sector was the second-best performing sector during the year as consumers continue to spend. This sector also benefited from lower gas prices, while online spending remained positive. Relative stock selection was also favorable as a number of consumer discretionary holdings were good performers and top contributors. The average weight in the sector during the year was greater than that of the benchmark, which also had a positive impact. Information technology continued to perform well and was among the better-performing sectors during the year. The Fund's technology holdings also performed well, while the portfolio's average weight was greater than that of the benchmark, which was another positive.

Among individual holdings, Amazon was the best performing holding in 2015 and the top overall contributor, by far, to overall relative performance. Amazon performed well across a number metrics and is generating increasing levels of free cash flow. Third-party service, Amazon Web Services, and Prime continue to be drivers for the company. In information technology, Alphabet, Inc., the parent company of Google, has seen a resurgence in its shares as revenue growth has increased, mobile issues are stabilizing and YouTube is a growing part of the mix. In addition, the company is focusing on cost management. Adobe Systems, also in information technology, continues to benefit from the change to a subscription business model and our substantial overweight magnified its performance contribution.

Energy Stocks Led Detractors

The energy, consumer staples and health care sectors detracted the most from relative returns during the period. Energy was the worst performing sector by far, as energy stocks continued to be impacted by a supply/demand imbalance in oil and natural gas markets, and lower commodity prices overall. Due to the energy sector dislocation in the second half of 2014, the Fund's overweight vs. the benchmark was reduced to a neutral weight by the beginning of 2015, and reduced further to an underweight by the end of May 2015. Although the defensive consumer staples sector was the best-performing sector during the year, consumer staples holdings in the portfolio, in aggregate, underperformed sector holdings in the benchmark. Additionally, while the health care sector performed well, benefiting from drug company gains and mergers and acquisition activity, health care holdings in the Fund turned in mixed or weak performances, including Envision Healthcare, DaVita and Medivation.

Range Resources, in energy, was the largest relative detractor among individual holdings. The stock continued to be hurt by dislocation in the energy sector and, more specifically, the supply/demand imbalance in the natural gas market. Range Resources was eliminated from the portfolio in December as natural gas inventories remained at very high levels. QUALCOMM, in information technology, languished during the year due to

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Holland Large Cap Growth Fund

issues arising from licensees withholding royalty payments in China. While the framework for an expanded set of license agreements exists, the royalty rate has moved dramatically lower, resulting in what we believe is a permanently impaired earnings stream. The position was sold. Finally, 21st Century Fox, in consumer discretionary, was negatively impacted by tepid 2016 guidance reflecting a confluence of issues, including structural weakness at their broadcast segment, increased investment in India, and timing of marketing expenses at Filmed Entertainment. In addition, warnings from peers regarding subscriber growth resulted in a rerating of media/cable assets.

Portfolio Changes

Several purchases and sales were made within the portfolio during the period. Additions included Southwest Airlines, in industrials, which was added in early 2015. The overall commercial airline industry structure has improved enough that we believe airlines can earn a significant return on invested capital for many years to come. Southwest Airlines, in our opinion, also has the best balance sheet of all the major airlines and the lowest cost position. A position in Lowe's, in consumer discretionary, was initiated since we believe it is poised to experience outsized growth in earnings per share over the medium-term. Also, after several years of underperformance, Lowe's has narrowed the gap vs. Home Depot and is making progress in terms of expanding its margins. United Parcel Service (UPS), in industrials, was purchased based on our view that management would right the ship during the late 2015 holiday season and that the company could drive efficiencies in business-to-consumer over the long term. The stock is also more exposed to the U.S. consumer than other transport options, which we believe offers more downside protection.

The Fund's position in Praxair, in materials, was eliminated to fund the purchase of Lowe's. Praxair manufactures and distributes industrial gases. The company continues to have a strong business model with significant recurring revenue, excellent management, and a diversified customer base, but global industrial production has been lethargic, which was limiting pricing. WABCO, a leading industrial player in the design and production of commercial vehicle braking and safety systems, was also sold. In our opinion, the stock was approaching fair value and, given that the majority of the company's sales are in the European market, the position exposed the Fund to currency risk. Finally, Union Pacific Corp. was sold to fund the purchase of UPS, a more compelling transport idea, with greater upside. Union Pacific Corp. is also more exposed to the commodity industry, which is suffering volatility and weakness.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Invesco International Growth Fund

Performance Summary

■  Variable Portfolio — Invesco International Growth Fund (the Fund) Class 2 shares returned -2.54% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its benchmark, the MSCI EAFE Growth Index (Net), which returned 4.09% over the same period.

■  Stock selection and an overweight exposure in the energy and financials sectors were the leading detractors from relative performance.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-2.27	4.67	7.07
Class 2	05/07/10	-2.54	4.40	6.79
MSCI EAFE Growth Index (Net)		4.09	4.60	8.03

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI EAFE Growth Index (Net), an unmanaged index, is compiled from a composite of securities markets in Europe, Australasia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value, from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Growth Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Invesco International Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Invesco International Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Invesco International Growth Fund

Portfolio Management

Invesco Advisers, Inc.

Clas Olsson

Brent Bates, CFA

Matthew Dennis, CFA

Mark Jason, CFA

Richard Nield, CFA

Top Ten Holdings (%) (at December 31, 2015)
Sky PLC (United Kingdom)	3.8
Teva Pharmaceutical Industries Ltd., ADR (Israel)	3.0
RELX PLC (United Kingdom)	2.9
WPP PLC (United Kingdom)	2.6
British American Tobacco PLC (United Kingdom)	2.5
CGI Group, Inc., Class A (Canada)	2.4
CK Hutchison Holdings Ltd. (Hong Kong)	2.4
Deutsche Boerse AG (Germany)	2.4
Avago Technologies Ltd. (Singapore)	2.3
Japan Tobacco, Inc. (Japan)	2.1

Percentages indicated are based upon total investments (excluding Money Market).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At December 31, 2015, approximately 99.1% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -2.54%. The Fund underperformed its benchmark, the MSCI EAFE Growth Index (Net), which returned 4.09% over the same period. Stock selection and an overweight exposure in the energy and financials sectors were the leading detractors from relative performance.

Falling Oil Prices Contributed to Uneven 2015 Results

While global stock markets seemed to regain their footing during the fourth quarter of 2015, falling oil prices and the summer's market correction led to uneven 2015 results across regions and sectors. Stock markets in Europe remained fairly resilient for the fourth quarter of 2015, despite being largely flat for 2015. However, emerging markets — particularly China, Brazil and Russia — continued to struggle. For high-quality growth managers, the low-quality-led market has been a headwind. The strong market in recent years, aided by accommodative monetary policy, which kept interest rates very low, has hijacked the normal Darwinian "survival of the fittest" contest of capitalism. In doing so, it has negated the advantages that less-leveraged companies derive from their balance sheets, both as a bulwark against economic weakness, but also as an offensive tool to take advantage of stressed competitors. At some point, we believe interest rates should normalize and our preference for companies with strong balance sheets may be rewarded.

Financials and Energy Holdings Hampered Performance

Positioning in the financials and energy sectors was the leading detractor from the Fund's relative results during the annual period. Financials stocks in the portfolio produced a negative return for the Fund while the financials sector's return within the benchmark was positive. Meanwhile, stock selection and an overweight exposure in the energy sector was another negative for the Fund, as energy holdings also underperformed the benchmark within the sector. Stock selection in the industrials sector detracted from relative performance as well. The Fund produced a negative return in that sector and underperformed the benchmark within the sector.

Among individual holdings, Banco Bradesco, Kasikornbank and EnCana Corp. were among the largest detractors from Fund performance. Banco Bradesco is one of the largest banking and financial services companies in Brazil. While the bank is well-run, it was impacted by a weak macroeconomic environment and a sharp depreciation in the Brazilian real. Banco Bradesco is conservatively managed, and has a strong

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Invesco International Growth Fund

competitive position with a well-managed loan book. However, a decline in earnings visibility led us to sell the stock. Kasikornbank was also a significant detractor from absolute performance. The stock has underperformed as prolonged economic weakness in Thailand is leading to an uptick in non-performing loans and recent monetary policy actions have pressured net interest margins. Kasikornbank is the leading bank in Thailand with the lowest cost of deposits, number one in market share in banc-assurance, and has a number one share in asset management. EnCana Corp. was another significant detractor from absolute performance. Energy stocks were the weakest performing sector in the third quarter as the price of oil declined sharply. We remain positive on EnCana as the company drives growth from higher margin liquids to complement its strong gas positioning, along with having strong land positions, low cost production and a compelling valuation. The Fund's exposure in several countries that are not part of the benchmark, including Brazil, Canada, China and Thailand, also detracted from absolute and relative performance.

Information Technology and Materials Produced Gains

The strongest contributor to relative performance resulted from stock selection and an underweight exposure in the materials sector. The Fund's return from the sector was positive while the return for the sector within the benchmark was negative. Stock selection along with overweight exposure in information technology also contributed to the Fund's relative performance. The Fund produced a positive return in the sector and modestly outperformed the sector within the benchmark.

Among individual holdings, Sky, Avago Technologies and Hutchinson Whampoa were among the largest contributors to performance. Sky, a British-based, pan-European broadcasting company, was one of the most significant contributors to absolute performance during the year. Sky reported solid results during the year, with revenues and margins beating consensus expectations. The company's strong management team executed well and their cost discipline was clearly evident in their latest results. We believe the stock remains attractively valued given its potential for good growth over the next three to five years.

Avago Technologies was also a significant contributor to absolute performance. The company reported earnings that were better than consensus and forward guidance was better by a similar magnitude. The market was also pleasantly surprised by the speed and execution of the acquisition of LSI Corporation.

Hutchinson Whampoa was another significant contributor to absolute performance. The stock reacted favorably to management's unlocking of value by reorganizing and changing the way the assets within Hutchinson Whampoa and Cheung Kong (Hutchinson's parent) are held. The group's assets are now divided into two entities: a pure play property company called CK Property, and a global conglomerate called Cheung Kong Hutchison (CKH) Holdings. We believe Hutchinson will continue to be a consolidator within the European wireless industry. The Fund also benefited from stock selection in Germany, Singapore and Switzerland.

Country Breakdown (%) (at December 31, 2015)
Australia	4.8
Belgium	1.4
Brazil	1.7
Canada	7.2
China	3.2
Denmark	2.9
France	3.3
Germany	8.3
Hong Kong	3.3
Israel	2.8
Japan	8.0
Mexico	2.2
Netherlands	1.3
Singapore	3.7
South Korea	1.4
Spain	1.3
Sweden	4.4
Switzerland	8.9
Taiwan	1.9
Thailand	1.1
Turkey	0.8
United Kingdom	21.1
United States(a)	5.0
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Invesco International Growth Fund

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	25.5
Consumer Staples	10.6
Energy	3.8
Financials	18.7
Health Care	10.6
Industrials	9.8
Information Technology	17.1
Materials	3.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Holdings in all three countries produced a positive return for the Fund and outperformed the benchmark.

Portfolio Changes

Stock selection in the Fund is driven by the underlying fundamentals of each individual company, not by any top-down macroeconomic view. With this in mind, a few stocks were added to the portfolio during the year, including British retail and commercial bank Lloyds Banking, Switzerland-based global luxury consumer goods holding company Cie Financiere Richemont, Swiss watch manufacturer The Swatch Group and Australian rail freight company, Aurizon Holdings. We trimmed or sold some of the Fund's holdings with earnings, quality and valuation (EQV) characteristics that were no longer as compelling as when we first added them to the Fund, including previously mentioned Banco Bradesco and EnCana, as well as Hyundai Mobis and Keppel.

Similarly, sector and country exposure in the Fund are a residual of stock selection, driven by fundamentals, not by any top-down macroeconomic views of asset allocation decisions. That said, the Fund's relative exposure to the consumer staples, information technology and health care sectors was increased, while its exposure to the energy and industrials sectors was decreased. The Fund ended the year with meaningful overweight exposure relative to the benchmark in the consumer discretionary, information technology and financials sectors, while maintaining underweight exposure in the consumer staples, health care and industrials services sectors. Among countries, we significantly increased the Fund's exposure to the United Kingdom, Sweden and Australia while decreasing exposure to Brazil, China and South Korea. The Fund was overweight in the United Kingdom, while the largest underweights were in Japan, France and Switzerland.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — J.P. Morgan Core Bond Fund

Performance Summary

■  Variable Portfolio — J.P. Morgan Core Bond Fund (the Fund) Class 2 shares returned 0.54% for the 12-month period that ended December 31, 2015,

■  The Fund performed in line with its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.55% over the same period.

■  Sector allocation generated mixed results, but duration and yield curve positioning contributed positively.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	0.88	3.09	3.43
Class 2	05/07/10	0.54	2.82	3.15
Barclays U.S. Aggregate Bond Index		0.55	3.25	3.43

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — J.P. Morgan Core Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — J.P. Morgan Core Bond Fund

At December 31, 2015, approximately 99.8% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned 0.54%. The Fund performed in line with its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.55% over the same period. Sector allocation generated mixed results, but duration and yield curve positioning contributed positively.

U.S. Fixed Income Posted Modest Gains

For the annual period as a whole, most spread, or non-U.S. Treasury, sectors within the benchmark trailed duration-neutral U.S. Treasuries, except for asset-backed securities. The asset-backed security sector was the best performing in the benchmark during the annual period, outperforming duration-equivalent U.S. Treasuries by 44 basis points. Overall, the fundamentals in asset-backed securities remained relatively strong, although we saw some weakness in collateral as lenders generally relaxed underwriting standards in most markets. Corporate bonds were the worst performing sector in the benchmark during the annual period, underperforming duration-like U.S. Treasuries by 161 basis points. Financials comprised the best performing sub-sector, outpacing U.S. Treasuries by 48 basis points. Over the year, higher quality names outperformed lower rated credits. On a duration-neutral basis, AA-rated corporate bonds were neutral, A-rated corporate bonds underperformed U.S. Treasuries by 34 basis points, and BBB-rated corporate bonds underperformed U.S. Treasuries by 363 basis points.

Within the U.S. Treasury sector itself, the U.S. Treasury yield curve flattened, with the spread, or differential, in yields between the two-year and 10-year U.S. Treasuries finishing the year at 1.22%, down 33 basis points from the end of 2014. The short end of the U.S. Treasury yield curve rose on Federal Reserve (Fed) action, while the long end continued to see downward pressure, driven by a slowing global economy and lower inflation expectations. Indeed, the 30-year U.S. Treasury was the worst performer within the sector, posting -3.17% for the annual period.

Sector Allocation Generated Mixed Results

During the annual period, the Fund's underweight to U.S. Treasury debt was a slight detractor, as most spread, or non-U.S. Treasury, sectors underperformed their risk-free counterpart.

On the other hand, security selection within the mortgage-backed securities sector contributed positively, as we favored agency mortgage-backed securities in lieu of benchmark pass-throughs, and agency mortgages slightly outpaced pass-through mortgage-backed

Portfolio Management

J.P. Morgan Investment Management Inc.

Barbara Miller*

Christopher Nauseda

Peter Simons, CFA

Henry Song*

*Effective September 24, 2015, Ms. Miller and Mr. Song were added as Portfolio Managers to the Fund.

Portfolio Breakdown (%) (at December 31, 2015)
Asset-Backed Securities — Non-Agency	9.8
Commercial Mortgage-Backed Securities — Agency	14.9
Commercial Mortgage-Backed Securities — Non-Agency	3.1
Corporate Bonds & Notes	19.0
Foreign Government Obligations	1.7
Inflation-Indexed Bonds	0.1
Money Market Funds	2.8
Municipal Bonds	0.2
Residential Mortgage-Backed Securities — Agency	17.2
Residential Mortgage-Backed Securities — Non-Agency	3.3
U.S. Government & Agency Obligations	4.2
U.S. Treasury Obligations	23.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

Quality Breakdown (%) (at December 31, 2015)
AAA rating	67.6
AA rating	3.9
A rating	9.8
BBB rating	11.7
BB rating	0.9
B rating	0.4
CCC rating	0.0	(a)
D rating	0.0	(a)
Not rated	5.7
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a) Rounds to zero.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

securities during the annual period. The Fund's security selection within securitized credit also contributed positively to performance, particularly among asset-backed securities. Having an overweight to asset-backed securities, which were the best performing sector in the benchmark during the annual period, also helped. However, those returns were partially offset by the Fund's overweight to non-agency commercial mortgage-backed securities, which detracted. The Fund's underweight to corporate bonds added value, as the sector was the worst performing during the annual period.

Duration and Yield Curve Positioning Overall Aided Fund Performance

During the annual period, the Fund's duration and yield curve positioning contributed positively to its relative performance. We carefully manage duration as we seek to control interest rate risk in the Fund, and we use it sparingly as an active management tool. Duration may be adjusted periodically, in small increments, seeking to enhance returns when the market is undervalued and to protect portfolio value when the market is overvalued. Duration decisions are based on our interest rate forecasts, which incorporate many factors, such as the outlook for inflation, monetary aggregates, anticipated Fed policy and the overall economic environment. The duration of the Fund is typically +/- 10% of the duration of the benchmark. The Fund had a shorter duration than that of the benchmark during the annual period, which helped as yields rose across the curve, or spectrum of maturities. At the end of the annual period, the Fund had an effective duration of 5.01 years vs. the benchmark's effective duration of 5.56 years. Duration is a measure of the Fund's sensitivity to changes in interest rates.

In conjunction with the economic analysis we perform with respect to duration decisions, we seek to identify broad interest rate trends and supply and demand relationships that may influence the shape of the yield curve, or spectrum of maturities. As part of the investment process, we evaluate the risk/reward posture of various maturities along the yield curve in an effort to identify undervalued portions of the curve. Our yield curve strategy seeks to find optimal exposures along the curve. Expected returns are established via scenario analysis, which incorporates yield curve shifts, the roll-down effect and time horizon. The Fund's yield curve positioning contributed positively to its performance during the annual period, as the Fund had an overweight in the belly of the curve, i.e. securities with five-year to ten-year maturities, which underperformed the long-term end of the curve. The Fund also had an underweight to the 20-plus year segment of the yield curve, which lagged.

Individual Security Selection Drove Portfolio Changes

Our investment strategy places an emphasis on security selection, based on bottom-up fundamental analysis. As such, our investment decisions are not predicated on specific macro factors, such as government policy action, ratings changes and more. However, such factors often increase market volatility that may present buying opportunities. Securities are purchased that we believe are undervalued or may offer a superior total

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

return profile compared to similar securities. Securities are sold that we believe are overvalued, suffer significant fundamental changes or if a substitute security with a superior total return profile is identified. During the annual period, there were decreases in the Fund's allocations to agency mortgage-backed securities and agency debt and corresponding increases in its allocations to U.S. Treasuries, asset-backed securities, commercial mortgage-backed securities and credit. The largest decrease came in agency mortgage-backed securities, as the sector richened, supported by Fed reinvestment of paydowns, low net issuance and high demand by banks and foreign investors.

At the end of the annual period, the Fund was overweight relative to the benchmark in agency debt, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities and was underweight relative to the benchmark in U.S. Treasuries and corporate bonds. The Fund maintained a short duration posture relative to the benchmark and a bias toward the belly of the yield curve, or securities with five-year to 10-year maturities.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Jennison Mid Cap Growth Fund

Performance Summary

■  Variable Portfolio — Jennison Mid Cap Growth Fund (the Fund) Class 2 shares returned -3.00% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned -0.20% over the same period.

■  The Fund lagged the benchmark primarily due to stock selection and an emphasis on companies with lower price/earnings multiples.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-2.75	10.10	11.37
Class 2	05/07/10	-3.00	9.82	11.07
Russell Midcap Growth Index		-0.20	11.54	14.30

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Jennison Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Jennison Mid Cap Growth Fund

Portfolio Management

Jennison Associates LLC

John Mullman, CFA

Jeffrey Rabinowitz, CFA

Top Ten Holdings (%) (at December 31, 2015)
SBA Communications Corp., Class A	3.0
Vantiv, Inc., Class A	2.6
Roper Technologies, Inc.	2.5
Red Hat, Inc.	2.4
Henry Schein, Inc.	2.3
Dollar Tree, Inc.	2.2
Electronic Arts, Inc.	2.1
Crown Castle International Corp.	2.1
Stericycle, Inc.	2.0
Amphenol Corp., Class A	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	95.9
Money Market Funds	4.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2015, approximately 94.4% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -3.00%. The Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned -0.20% over the same period. The Fund lagged the benchmark primarily due to stock selection and an emphasis on companies with lower price/earnings multiples.

U.S. Equity Markets Were Challenged By Macro Factors In 2015

Weak energy prices, a strong U.S. dollar and slowing economic growth in China were key influences on the global economic landscape in 2015. The United States remained the strongest of the major global economies. The Federal Reserve (the Fed) ended its accommodative monetary policy by finally raising short-term interest rates for the first time in nine years in December 2015, signaling confidence in the health of U.S. economic activity and labor market conditions. A Chinese equity market correction in late summer 2015 and the ensuing devaluation of its renminbi heightened skepticism about the strength of economic growth in the world's second-largest economy and raised concerns that other struggling economies might set off a cycle of currency devaluations to remain competitive in global export markets. Europe struggled, unsuccessfully, to avert Greece's default, even as the country's new government called for less economic austerity. Eurozone leaders eventually reached an agreement to start negotiations on a third bailout for Greece. Economic activity in Europe remained anemic but showed signs of improving. These challenges, combined with uncertainty about the timing and pace of anticipated monetary tightening in the U.S., contributed to persistent volatility in global financial markets.

Stock Selection Overall Dampened Relative Results

Outperformance of our portion of the Fund relative to the benchmark in the first half of the year was more than offset by underperformance during the volatile third and fourth quarters. Also, a very narrow market led to outperformance by companies in the benchmark with the highest price/earnings multiples. While we typically look to invest in companies with above average prospects for consistent growth, we are always mindful of valuation. All that said, as would be expected from our bottom-up investment process, stock selection was primarily responsible for the Fund's relative underperformance.

Stock selection in cyclical industries, most notably industrial companies with exposure to energy or the global economy, hurt results most. Within

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

industrials, positions in airlines meaningfully detracted from relative results. Having an underweight in industrials, which outpaced the benchmark during the annual period, also hurt. The Fund also experienced notable weakness in our food-related products/distribution positions in consumer staples as well as in consumer finance and capital markets companies and real estate investment trusts (REITs) in financials. Having an underweight in consumer staples, which outperformed the benchmark during the annual period, also detracted modestly. In most cases, we maintained conviction in these companies at the end of the annual period, even adding to some on weakness.

Among the top individual detractors from the Fund's relative results were Spirit Airlines, Hain Celestial and PVH. Price declines and excess industry supply weighed on shares of Spirit Airlines. At the end of the annual period, we still liked the company's valuation given its prospects for growth, but we were increasingly mindful of competitive pressures. Weakness in Hain Celestial, the largest producer of natural and organic food products in the U.S., was in part driven by what we think is a shift in consumers buying more natural/organic products in conventional grocers at the expense of specialty and independent grocers. Conventional supermarkets have begun offering improved selections and garnering a larger share of spending as a result. More competition and an increase in private label purchases were also headwinds. Hain Celestial is actively expanding its distribution in conventional grocers, and at the end of the annual period, we expected to see improved sales growth as it executes on this strategy. Cyclical and foreign currency headwinds, including a difficult retail environment, hurt shares of apparel manufacturer PVH.

Stock Selection in Information Technology and Consumer Discretionary Aided Results

Stock selection among software, internet services and internet software and services companies in information technology and among specialty and multiline retailers in consumer discretionary contributed most positively to relative results. Having an overweight allocation to information technology, which outpaced the benchmark during the annual period, and an underweight exposure to consumer discretionary, which lagged the benchmark during the annual period, also helped. Stock selection in energy was also beneficial, although an overweight during the annual period mitigated the positive effect. The sell-off in oil prices negatively affected most energy positions.

The top individual contributors to the Fund's relative results during the annual period included Vantiv, Electronic Arts and Ulta Salon, Cosmetics & Fragrance. Shares of integrated payment processor Vantiv rose, driven mostly by organic growth in merchant services. At the end of the annual period, we continued to believe that both the e-commerce and merchant bank channels have long runways for growth and that Vantiv's scale and efficient technology platform should support superior profitability. Shares of interactive entertainment software developer Electronic Arts also rose, as the company impressed investors with its accelerating growth in digital downloads. This growth is cornerstone to our investment thesis, as the company produces notably higher, recurring margins than packaged

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	19.8
Consumer Staples	7.8
Energy	1.4
Financials	10.9
Health Care	15.6
Industrials	14.1
Information Technology	22.5
Materials	4.3
Telecommunication Services	2.9
Utilities	0.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

goods. Ulta Salon, Cosmetics & Fragrance benefited from improving traffic trends. We believe it should continue to capitalize on its differentiated business model in a stable, growing category.

Bottom-Up Stock Selection Drove Portfolio Changes

During the annual period, we initiated a Fund position in NXP Semiconductors, one of the largest chip makers in the world. Analog and mixed-signal integrated circuits from its product portfolio are used in everything from car radios and automotive networking systems to notebook computers and wireless base stations. We like the company for its exposure to fast-growing end-markets, such as automotive and security.

We established a Fund position in Burlington Stores. We favor off-price retailers in what we think is a difficult environment and believe the company should benefit from upgrading its product assortment, improving store experience and working to bridge the productivity and margin gap relative to its larger peers.

We eliminated the Fund's position in health and wellness store operator GNC Holdings when our expectations for fundamental turnaround did not materialize. We exited the Fund's position in filtration and purification solutions provider Pall after it was announced that Danaher was buying the company at a premium, fully realizing our valuation targets.

The Fund's portfolio is built from the bottom up, based on the fundamentals of individual companies. Any changes in sector or industry weightings are the result of additions, trims, new positions or fully exited positions. On that basis, during the annual period, there were no meaningful changes in sector weightings relative to the benchmark. However, the Fund's weightings relative to the benchmark in consumer discretionary, telecommunication services, utilities and financials increased modestly. Weightings in industrials and materials decreased modestly. At the end of the annual period, the Fund was overweight relative to the benchmark in information technology, telecommunication services, utilities and health care and was underweight in consumer discretionary and industrials.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Loomis Sayles Growth Fund

Performance Summary

■  Variable Portfolio — Loomis Sayles Growth Fund (the Fund) Class 2 shares returned 10.30% for the 12-month period ended December 31, 2015.

■  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 5.67% over the same period.

■  Stock selection in consumer discretionary, energy, and financials contributed to relative performance.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	10.61	12.86	13.79
Class 2	05/07/10	10.30	12.59	13.50
Russell 1000 Growth Index		5.67	13.53	15.18

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Loomis Sayles Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Loomis Sayles Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Loomis Sayles Growth Fund

At December 31, 2015, approximately 99.7% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned 10.30%. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 5.67% over the same period. Stock selection in consumer discretionary, energy, and financials contributed to relative performance.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. A widening trade deficit also took a significant bite out of growth. The U.S. economy rebounded despite these setbacks and the seven-year expansion remained intact. The labor market recovered and consumer spending strengthened. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods.

Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, growth outperformed value and U.S. stocks outperformed stocks of both developed and emerging markets as most foreign stock markets end the year in the red.

In December, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. The move was well received by the stock market, which had plenty of notice that it was coming after several delays and slow-walking the policy shift by Fed chair Janet Yellen.

Stock Selection Drove Fund Results

We do not attempt to forecast top-down economic or market factors in order to position the portfolio. Through our proprietary bottom-up fundamental research framework, we look to invest in high quality businesses with sustainable competitive advantages and profitable growth when they are trading at significant discounts to our estimate of intrinsic value. Markets where the hallmarks of our strategy — quality,

Portfolio Management

Loomis, Sayles & Company, L.P.

Aziz Hamzaogullari, CFA

Top Ten Holdings (%) (at December 31, 2015)
Amazon.com, Inc.	7.2
Facebook, Inc., Class A	6.0
Visa, Inc., Class A	5.2
Cisco Systems, Inc.	4.9
Monster Beverage Corp.	4.6
Alibaba Group Holding Ltd., ADR	4.3
Oracle Corp.	4.0
Coca-Cola Co. (The)	3.7
Novo Nordisk A/S, ADR	3.7
Danone SA, ADR	3.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	11.1
Consumer Staples	17.9
Energy	2.4
Financials	6.7
Health Care	13.8
Industrials	5.4
Information Technology	42.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Loomis Sayles Growth Fund

fundamentals and valuation — are rewarded may offer favorable conditions for our strategy.

Consumer discretionary and industrials were the strongest-contributing sectors to the Fund on a relative basis. While security selection helped the most in the consumer discretionary sector, sector allocation helped the most in industrials, both of which were underweight allocations.

Among individual positions in the Fund, Amazon.com, Alphabet, and Facebook were the largest contributors during the period. Rebounding from lows in the previous period, Amazon reported strong growth in revenue and gross merchandise volume as well as growth in free cash flow even while it continued strategic investments. One of the largest drivers of expanding gross margins, Amazon's third-party sales increased from 15% to 18% of total revenue, growing about two to three times faster than Amazon's first-party sales which account for about 70% of total revenue. We believe Amazon remains well positioned to benefit from the secular growth in online shopping. Alphabet reported solid results throughout the period with the company's core business, Google advertising (about 90% of total revenue) reporting low to mid-teen quarterly growth. Mobile search queries, another key driver of Alphabet's growth, represented more than 50% of total searches by the end of the period. Alphabet's capital expenditures remain someone elevated but declined throughout the period. Social media company Facebook reported robust revenue growth of about 40% year-over-year and continued to take market share as it grew more than three times its online competitors and many multiples faster than traditional advertisers. Mobile advertising represented about 78% of advertising revenue, up from 66% a year ago. Facebook ended the year with 1.5 billion users, up 14% year-over-year with 86% of users residing outside North America. Free cash flow was up nearly 50% year-over-year to $5 billion. We believe Facebook is well positioned for strong, sustained growth.

Security selection hurt the most in information technology, which was an overweight, and in health care, which was an underweight. Allocation hurt the most in the energy sector, which was an underweight. The information technology and health care sectors had positive absolute returns while the energy sector had negative absolute returns.

QUALCOMM, Oracle, and Schlumberger were the largest detractors during the period. Each posted negative absolute returns. Although QUALCOMM has signed deals with some of the largest smartphone manufacturers in China, progress on new licensing and improved reporting of devices shipped was slower than anticipated following the company's positive settlement with China's antitrust regulators. Loss of market share in the premium tier chipset market and a higher-than-expected share in the low and mid-tier chipset markets negatively skewed near-term revenue. The company reported progress on its strategic realignment plan to improve shareholder value. We took advantage of price weakness to add to our position. Oracle reported results that were below expectations. The company faces near-term pressure on revenue as its business transitions to subscription-based cloud computing solutions from its traditional offering where revenue is paid upfront. Over time, we expect the shift to

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Loomis Sayles Growth Fund

the cloud computing model will lead to faster growth given its higher customer lifetime value. Oracle remains the world leader in its on-premise data management offerings with solid margins and strong free cash flow. We increased our position on price weakness. Schlumberger reported declining year-over-year global revenue as its business activity continued to slow in the face of weak demand and low oil prices. Earnings were down more than 20% while the company's international margins proved more resilient than anticipated thanks to Schlumberger's strong execution and proactive management of costs and resources. Although lower year-over-year, Schlumberger generated solid free cash flow during the period. Despite the near-term industry decline, we believe Schlumberger may continue to execute well and that the company is well positioned to drive growth when the demand for oil services rebounds. We increased our position on price weakness. We believe the investment thesis for these companies remain intact and that their shares continue to sell at a meaningful discount to our estimate of their intrinsic values.

Portfolio Changes

We initiated a position in Cerner Corporation, a leading supplier of healthcare information technology solutions. We believe the company possesses sustainable and difficult-to-replicate competitive advantages such as its brand, research and development, scale, and large installed base of customers. The secular growth driver for Cerner is increased spending on technology solutions by healthcare providers who need to deliver higher quality care at lower costs and meet ever-increasing and more complex regulatory requirements. Over our investment time horizon, we believe Cerner has the potential to grow at a high single-digit rate and realize operating leverage that will drive margin expansion faster than revenue growth. Based on our valuation analysis, shares are trading at a meaningful discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity. We sold our positions in Altera and Zimmer Biomet Holdings because both reached our estimate of intrinsic value. There were no material changes to our sector allocation during the period.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — MFS Value Fund

Performance Summary

■  Variable Portfolio — MFS Value Fund (the Fund) Class 2 shares returned -0.97% for the 12-month period that ended December 31, 2015.

■  While absolute returns were disappointing, the Fund outperformed its benchmark, the Russell 1000 Value Index, which returned -3.83% over the same period.

■  The Fund outperformed the benchmark on a relative basis driven by a combination of effective stock selection and sector allocation.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-0.75	11.58	11.62
Class 2	05/07/10	-0.97	11.30	11.35
Russell 1000 Value Index		-3.83	11.27	12.33

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — MFS Value Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — MFS Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — MFS Value Fund

Portfolio Management

Massachusetts Financial Services Company

Nevin Chitkara

Steven Gorham

Top Ten Holdings (%) (at December 31, 2015)
JPMorgan Chase & Co.	4.8
Johnson & Johnson	3.5
Philip Morris International, Inc.	3.5
Wells Fargo & Co.	3.4
Accenture PLC, Class A	2.6
Pfizer, Inc.	2.6
Travelers Companies, Inc. (The)	2.1
Medtronic PLC	2.0
PPG Industries, Inc.	2.0
Honeywell International, Inc.	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2015, approximately 99% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -0.97%. While absolute returns were disappointing, the Fund outperformed its benchmark, the Russell 1000 Value Index, which returned -3.83% over the same period. The Fund outperformed the benchmark on a relative basis driven by a combination of effective stock selection and sector allocation.

Sluggish Global Economic Growth Weighed On Developed and Emerging Market Equities

Sluggish global economic growth weighed on both developed and emerging market equities during the annual period. Emerging market economies — and their equity markets — were particularly lackluster. While the U.S. Federal Reserve (Fed) began its anticipated monetary policy tightening cycle at the end of the annual period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets during the summer of 2015, beginning with the uncoordinated response to its stock market boom and bust and then the confusing decision to devalue the renminbi in August 2015. China subsequently ramped up a wide range of monetary and fiscal measures in an effort to stimulate its economy and bolster investor sentiment. Its economy appeared to stabilize late in the annual period. Also at the end of the annual period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund, which announced its inclusion in its Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the annual period, the U.S. faced a corporate earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated mostly in the energy, materials and industrials sectors. An additional headwind for earnings was the sharp rise in the U.S. dollar during the annual period. Exports were crimped by the U.S. dollar's strength and by falling demand in emerging markets. Consumer spending held up well during the annual period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the annual period. In emerging markets, two key factors weighed on economies and asset prices — weaker Chinese economic growth and the resulting decline in commodity prices as well as prospects for higher U.S. interest rates. Structural factors, like floating

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — MFS Value Fund

exchange rates and fiscal buffers, partially offset these cyclical headwinds.

Stock Selection and Sector Allocation Aided Relative Results

The Fund outperformed the benchmark driven by a combination of effective stock selection and sector positioning. Having an underweight allocation to energy, which was the worst performing sector in the benchmark during the annual period, helped most. Stock selection within the consumer staples sector and in the special products and services industry also contributed positively.

From an individual security perspective, the top contributors to the Fund's results included Accenture, Philip Morris International and Kinder Morgan. Shares of management consulting firm Accenture rose, as its management posted above-consensus quarterly results and raised its revenue growth guidance. The company's consulting segment was an area of strength during the fourth calendar quarter and outweighed weaker results in outsourcing. The Fund's overweight position in tobacco company Philip Morris International also boosted relative results. Its strong results surprised investors in the face of currency headwinds and were driven by strong global pricing trends and moderating volume declines. Not owning natural gas pipeline operator Kinder Morgan, which underperformed the benchmark during the annual period, contributed positively to the Fund's results as well. Its shares depreciated significantly after challenging business trends forced the company to cut its annual dividend by 75% to preserve cash.

Positioning In Health Care and Industrials Hampered Performance

Stock selection in health care was the top detractor from the Fund's relative results during the annual period, particularly an avoidance of strongly performing health maintenance organization stocks. Weak stock selection in the industrial goods and services industry also hurt, outpacing the benefits of being overweight the strongly performing market segment. Stock selection among leisure industry stocks also hampered Fund performance.

Among the Fund's biggest individual detractors were General Electric, Microsoft and Franklin Resources. Not owning the strongly performing diversified industrial conglomerate General Electric held back the Fund's relative returns during the annual period. Shares of General Electric appreciated following news that activist investor Trian had made an investment in the company. The company's share price was also bolstered by solid earnings results and progress on a number of items designed to further simplify its business. Similarly, not holding software giant Microsoft hindered relative performance. Strong growth in the company's cloud business, particularly from its Office 365 and Azure product lines, combined with a lower than expected effective tax rate, buoyed investor sentiment toward Microsoft during the annual period. The Fund's position in investment management firm Franklin Resources detracted. Outflows in

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	7.8
Consumer Staples	12.1
Energy	6.3
Financials	28.2
Health Care	14.3
Industrials	17.1
Information Technology	7.5
Materials	3.8
Telecommunication Services	1.9
Utilities	1.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — MFS Value Fund

some of its largest funds, weaker equity Fund performance and volatility in global equity markets pressured its shares during the annual period.

Bottom-Up Stock Selection Drove Portfolio Changes

During the annual period, we initiated a Fund position in oil and gas services and equipment company National Oilwell Varco. National Oilwell Varco is a name that the Fund owned several years ago. We had sold it coming into the financial crisis after it had more than doubled its valuation, to a level that was, in our view, too expensive to maintain in the Fund. With the collapse in energy prices during 2015 along with the pick-up in overall market volatility, we felt we had an opportunity to reinitiate a position in the company at the end of August 2015. The company sported a 5% dividend with a balance sheet that we believe should enable it to sustain that dividend, even if the demand for oil rigs remains sluggish for some time. We established a Fund position in railroad operator Union Pacific. Weaker than expected volumes, driven by a decline in coal and energy delivery, brought the stock's valuation to a level we found attractive, coupled with a more than 2% dividend yield. Such conditions offered a good opportunity, we believed, to start a position in what we viewed as a high quality company in an attractive industry.

We sold shares of beverage company Dr. Pepper Snapple during the annual period on the back of strong share price performance. Lorillard, held by the Fund, merged with Reynolds American and, as a result, the Fund's position in Lorillard was converted to cash and shares of Reynolds American. Later in the year, we sold our position in Reynolds American on valuation grounds after strong performance.

From a market segment perspective, the Fund's exposures to financial services, basic materials and industrials goods and services increased during the annual period, and its exposures to the leisure, retailing and consumer staples market segments decreased. At year-end 2015, the Fund was overweight relative to the benchmark in the consumer staples, industrial goods and services and special products and services market segments and was underweight relative to the benchmark in the technology, utilities/communications and energy market segments.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Morgan Stanley Global Real Estate Fund

Performance Summary

■  Variable Portfolio — Morgan Stanley Global Real Estate Fund (the Fund) Class 2 shares returned -1.21% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its benchmark, the FTSE EPRA/NAREIT Global Developed Real Estate Index, which returned 0.05% over the same period.

■  The Fund's relative underperformance can be attributed primarily to top-down global allocation.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-0.99	6.65	8.91
Class 2	05/07/10	-1.21	6.39	8.63
FTSE EPRA/NAREIT Global Developed Real Estate Index		0.05	7.96	10.83

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The FTSE EPRA/NAREIT Global Developed Real Estate Index is a global free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Morgan Stanley Global Real Estate Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Morgan Stanley Global Real Estate Fund

At December 31, 2015, approximately 89.5% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -1.21%. The Fund underperformed its benchmark, the FTSE EPRA/NAREIT Global Developed Real Estate Index, which returned 0.05% over the same period. The Fund's relative underperformance can be attributed primarily to top-down global allocation.

Global Real Estate Securities Market Was Flat In 2015

The global real estate securities market was basically flat during the annual period when measured in U.S. dollar terms. In local currency terms, the global real estate securities market gained 2.9%, as the U.S. dollar appreciated strongly during the annual period. Property stocks in Europe experienced the strongest gains, with a U.S. dollar return of 6.7%, as share prices were bolstered by monetary policy easing measures by the European Central Bank. Property stocks in the United States gained 3.0% on continued improvements in underlying property fundamentals and evidence of strong asset valuations in the underlying real estate markets. Property stocks in Asia experienced declines, largely driven by macro uncertainty, particularly in China. Overall, property stocks were largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns. Share prices also appeared to fluctuate alongside various macro concerns, including expectations for higher U.S. interest rates going forward and global economic growth concerns, with a particular focus on China's economic slowdown.

Allocation Decisions Dampened Fund Performance

The Fund underperformed the benchmark during the annual period due primarily to top-down global allocation. Performance within the Asian regional portfolio contributed positively, while the European regional portfolio proved to have a neutral effect on results, and the North American portfolio detracted.

The Fund was underweight in the United States, which detracted from relative performance during the annual period. Values for high quality assets seem to have fully recovered and at the end of the annual period were, on average, approximately 20% in excess of peak levels achieved in 2007. Based on these asset values, share price valuations ended the annual period at par to net asset values (NAVs). We saw attractive value in many of the property sub-sectors, with hotels, primary central business district (CBD) offices and malls trading at the widest discount to NAVs.

Portfolio Management

Morgan Stanley Investment Management Inc.

Theodore Bigman

Michiel te Paske

Sven van Kemenade

Angeline Ho

Bill Grant

Desmond Foong, CFA

Top Ten Holdings (%) (at December 31, 2015)
Simon Property Group, Inc. (United States)	7.3
Equity Residential (United States)	4.9
Vornado Realty Trust (United States)	4.0
Public Storage (United States)	3.3
AvalonBay Communities, Inc. (United States)	3.3
Boston Properties, Inc. (United States)	3.0
Host Hotels & Resorts, Inc. (United States)	2.9
Sun Hung Kai Properties Ltd. (Hong Kong)	2.8
Mitsubishi Estate Co., Ltd. (Japan)	2.7
Mitsui Fudosan Co., Ltd. (Japan)	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

Country Breakdown (%) (at December 31, 2015)
Australia	5.0
Belgium	0.0	(a)
Brazil	0.3
Canada	2.1
China	0.1
Finland	0.7
France	2.8
Germany	1.3
Hong Kong	11.3
Ireland	0.4
Italy	0.0	(a)
Japan	9.9
Luxembourg	0.1
Netherlands	0.6
Norway	0.4
Singapore	1.2
Sweden	0.9
Switzerland	0.8
United Kingdom	7.0
United States(b)	55.1
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	1.9
Financials	98.0
Health Care	0.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

However, there was a disparity in valuations, with most property sub-sectors at discounts to NAVs, but finance company/dividend-oriented stocks, such as health care and net lease assets, and the self-storage sub-sector trading at significant premiums to NAVs. Within the United States, our company-specific research led us to an overweighting in a group of companies focused on the ownership of CBD office assets, high quality malls, upscale hotels, apartments, and a number of out-of-favor companies and an underweighting to companies concentrated in the ownership of health care and net lease assets.

Within the U.S. regional portfolio, stock selection overall had a relatively neutral effect on the Fund's performance. The Fund's overweight to and stock selection within the hotel sub-sector was the largest detractor from relative results. The Fund benefited from the overweight to the apartment sub-sector, underweight to the health care sub-sector, stock selection within and the underweight to the net lease sub-sector, and stock selection in the shopping center sub-sector.

In Asia, the Fund benefited from stock selection in Hong Kong and from an underweight to and stock selection within Singapore. This was partially offset by an overweight to Hong Kong and an underweight to Australia, which detracted. Hong Kong real estate operating companies (REOCs) represented the most significant overweight in the Fund, as we believe the stocks offer highly attractive value given the wide discrepancy between public and private valuations and relative to other publicly-listed property markets. The companies traded at an average 46% discount to NAVs at the end of the annual period, which represented the widest discount on a global basis. We believe share prices substantially discounted the various risks that could potentially impact operating fundamentals and asset values in the private market and ignored strong transactional evidence in the office market. The discounted valuations were further accentuated, as the Hong Kong REOCs maintained modest leverage levels. Sentiment continued to be a significant driver of share price movements, and investor sentiment remained cautious due to macro concerns regarding China. Japan REOCs traded at an average 20% discount to NAVs at the end of the annual period. Japanese share prices did not fully reflect, in our view, strong transactional evidence in the private market. In wide contrast, Japanese real estate investment trusts (REITs) traded at a significant premium of 22% — the widest premium on a global basis — driven by purchases by the Bank of Japan and domestic investor attraction to the positive spread, or differential, between Japanese REIT dividend yields relative to the 10-year Japanese government bond yield. It is notable that the asset portfolios of the major Japan REOCs, which are largely comprised of prime office assets in central Tokyo, benefited from stronger operating fundamentals as compared to the generally lower quality and diverse asset portfolios of Japanese REITs. As a result, we believe the valuations for Japan REOCs were more attractive relative to the prevailing valuations for Japanese REITs. In turn, at the end of the annual period, the Fund remained overweight to the REOCs and underweight the REITs within Japan. Finally, it is notable that current NAVs were based on cash flows that were near cyclical lows, and continued improvements in occupancy

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

levels led to greater enthusiasm for rental growth. The Fund was underweight Australia and Singapore REITs based on relative valuation.

In Europe, the Fund benefited from stock selection in Germany and the United Kingdom. This was partially offset by the overweight to Norway and stock selection in Sweden and Austria, which detracted. Property stocks in the United Kingdom ended the annual period trading at a 6% discount to reported NAVs, with the large cap United Kingdom majors trading at a 15% discount to NAVs. Property stocks on the European continent ended the annual period trading at an average 16% premium to reported NAVs. As rental growth remained modest in most markets on the continent, premiums reflected continued yield compression following the start of quantitative easing. In the United Kingdom, we believe the pace of NAV growth is expected to decelerate going forward, should the contribution from yield compression diminish and rental growth take over as the main driver of capital value growth, as anticipated. Moreover, we believe the U.K. companies are poised to benefit from better economic prospects and have stronger balance sheets, lower leverage ratios and longer average debt maturities than companies on the continent. As a result, given share price premiums and weaker growth prospects, the continent, in our view, remained less attractive relative to the United Kingdom, in particular the U.K. majors. Within Europe, the Fund remained overweight the United Kingdom majors and underweight the continent at the end of the annual period.

From an individual security perspective, the three strongest contributors to the Fund's relative results during the annual period were overweight positions in Equity Residential, Simon Property Group and AvalonBay Communities. Overweight positions in Host Hotels and Resorts and Sun Hung Kai Properties and not holding a position in Extra Space Storage detracted most from the Fund's relative performance during the annual period.

Strict Value-Oriented Discipline Drove Portfolio Changes

The purchases and sales we carried out in the Fund during the annual period were based on a strict value-oriented discipline. Typically, we sell a security if stock valuations shift to the point where the position no longer represents what we believe is an attractive relative valuation opportunity vs. the underlying value of its assets or vs. other securities in the universe. Similarly, a purchase may be executed when the specific holding represents an attractive relative valuation opportunity vs. the underlying value of its assets or vs. other securities in the universe.

During the annual period, the Fund's allocations to the office and hotel (lodging/resorts) sub-sectors increased and its exposures to the diversified, residential and self-storage sub-sectors decreased. From a country perspective, the most significant changes to the Fund's weightings were increases in allocations to the U.S. and Canada and decreases in exposure to Japan and Germany.

At the end of the annual period, the Fund was most overweight relative to the benchmark in the lodging/resorts and retail sub-sectors and was most underweight relative to the benchmark in the health care, industrial

Equity Sub-Industry Breakdown (%) (at December 31, 2015)
Financials	98.0
Diversified REITs	9.0
Health Care REITs	3.3
Hotel & Resort REITs	4.5
Industrial REITs	3.1
Office REITs	13.5
Residentials REITs	11.9
Retail REITs	25.1
Specialized REITs	3.6
Diversified Real Estate Activities	12.2
Real Estate Development	2.1
Real Estate Operating Companies	9.7

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

and self-storage sub-sectors. From a country perspective, the Fund was most overweight relative to the benchmark in Hong Kong at the end of the annual period and was most underweight in Germany and Japan.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — NFJ Dividend Value Fund

Performance Summary

■  Variable Portfolio — NFJ Dividend Value Fund (the Fund) Class 2 shares returned -8.44% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned -3.83% over the same period.

■  The Fund underperformed on a relative basis due to stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-8.19	8.79	10.03
Class 2	05/07/10	-8.44	8.52	9.75
Russell 1000 Value Index		-3.83	11.27	12.33

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — NFJ Dividend Value Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — NFJ Dividend Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — NFJ Dividend Value Fund

At December 31, 2015, approximately 99.6% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -8.44%. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned -3.83% over the same period. The Fund underperformed on a relative basis due to stock selection.

U.S. Equities Generated Lackluster Returns in 2015

The S&P 500 Index, representing the U.S. equity market, returned just 1.38% in 2015 following three years of double-digit gains. Large capitalization and growth-oriented stocks generated the strongest returns during the annual period, and the acronym FANG, which stands for Facebook, Amazon.com, Netflix and Google, became a helpful tool identifying those equities that posted hefty gains during an otherwise lackluster year for the broader market.

Within the U.S. large-cap universe, securities with strong value characteristics, including high forward earnings yield and dividend yield, underperformed more growth-like stocks. 2015 was a record year for merger and acquisition activity, particularly within the health care sector, which posted the strongest calendar year return in the benchmark during the annual period. Just three sectors in the benchmark delivered a positive total return for the year: health care, telecommunication services and industrials. Dispersion was high across sectors in the benchmark, as health care bested the poorest performing sector — energy, which tumbled 23.5% — by more than 31 percentage points. After energy, materials and consumer discretionary exhibited the worst annual returns. The S&P GSCI, which measures commodities, declined 13.0% for the year, as Brent crude oil's -13.6% annual return stifled the production-weighted commodity benchmark.

Stock Selection Overall Hampered Fund Results

On an absolute basis, the Fund's value positioning was a significant headwind, as growth soundly outperformed value in 2015. Relative to the benchmark, stock selection in the industrials, information technology and consumer discretionary sectors detracted most, partially offset by stock selection in the energy, utilities and telecommunication services sectors, which contributed positively. Sector allocation decisions overall had a rather neutral effect on Fund results. An overweight in telecommunication services and an underweight in utilities added value. These positive contributors were offset by an underweight in financials and overweights in energy and information technology, which detracted.

Portfolio Management

NFJ Investment Group LLC

Benno Fischer, CFA

Paul Magnuson

R. Burns McKinney, CFA

Thomas Oliver, CFA, CPA

L. Baxter Hines, CFA

Jeff Reed, CFA

Morley Campbell, CFA

John Mowrey, CFA

Top Ten Holdings (%) (at December 31, 2015)
Wal-Mart Stores, Inc.	4.6
AT&T, Inc.	4.4
International Business Machines Corp.	4.2
MetLife, Inc.	4.2
Travelers Companies, Inc. (The)	4.2
JPMorgan Chase & Co.	4.2
Wells Fargo & Co.	4.1
Royal Dutch Shell PLC, ADR, Class A	3.6
Mattel, Inc.	2.3
Verizon Communications, Inc.	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	93.8
Money Market Funds	6.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — NFJ Dividend Value Fund

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	8.1
Consumer Staples	6.2
Energy	13.5
Financials	27.3
Health Care	12.4
Industrials	5.9
Information Technology	11.9
Materials	3.9
Telecommunication Services	6.8
Utilities	4.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

From an individual security perspective, the holdings that detracted most from the Fund's relative results during the annual period were integrated oil company Royal Dutch Shell, department store retailer Macy's and loan provider Navient. Shares of Royal Dutch Shell retreated, as the company announced it would slash jobs, as persistently low oil prices gouged into its quarterly profits. The company has been divesting assets worldwide, aiming to sell approximately $15 billion in assets in 2016. The company is also in the process of acquiring British natural gas company BG Group in a move that would make the firm a dominant player in the growing liquefied natural gas market. The $70 billion deal was made public in April 2015 and remains on track for completion in early 2016. The acquisition is expected to improve the company's long-term cash flow outlook. Macy's posted a disappointing third quarter that included lower sales results and reduced financial targets for 2015, and thus its stock fell significantly for the annual period. With an eye to propping up sales figures, Macy's Chief Executive Officer Terry Lundgren told investors he is confident the company "will come up with some creative idea that will surprise people." Macy's off-price store format, Macy's Backstage, is expected to launch in the fall of 2016, and the stock continued to pay a robust dividend at the end of 2015. Navient, which focuses on education loan portfolio management, servicing and asset recovery, came out with disappointing guidance. Its shares also fell after the company received notice that the Consumer Financial Protection Bureau may take action over how Navient handles student loans. Its management has stated it believes that its student loan practices are legitimate and conform to industry standards and that the company "remains committed to resolve any potential concerns." We sold the Fund's position in Navient during the fourth quarter of 2015 as a result of flagging fundamentals.

The Fund's greatest positive contributors to relative results were property and casualty insurance company Travelers, pharmaceuticals company Teva Pharmaceuticals and health insurer Anthem. Shares of Travelers reached a new 52-week high during the fourth quarter of 2015, bolstered by impressive third quarter earnings results, which included higher net investment income and lower catastrophe losses. Following better than anticipated third quarter results, Teva Pharmaceuticals sharply lifted its annual guidance. The company also inked an agreement with Takeda Pharmaceutical during the annual period to provide generic drug solutions in Japan. Shares of Anthem, which is the second largest health insurer in the U.S., reached a 52-week high during the first quarter of 2015, as its management delivered impressive fourth quarter 2014 earnings, a positive 2015 outlook and boosted its quarterly cash dividend by nearly 43%. Markets also applauded its acquisition of Simply Healthcare Holdings, a Florida-based managed care company for people enrolled in Medicaid and Medicare. We sold the Fund's position in Anthem in August 2015 based on its elevated valuation.

Bottom-Up Stock Selection Drove Portfolio Changes

We initiated 17 buys and completed 21 sells within the Fund in 2015. To name just a few, we initiated a Fund position in International Business Machines (IBM), which offered, in our view, a compelling dividend yield and traded at attractive valuations when we initiated the purchase during the

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — NFJ Dividend Value Fund

third quarter of 2015. IBM also announced an 18% hike to its payout ratio in May 2015 and has doubled its dividend over the past five years. We established a Fund position in investment and insurance company Hartford during the first quarter of 2015 on the basis of its forward price/earnings multiple and its price/book value ratio. We added pharmaceuticals company AbbVie to the Fund's portfolio in the third quarter of 2015 based on what we considered to be its attractive valuation. AbbVie also has one of the best yields among its peers. In less than three years, AbbVie has raised its dividend more than 28%, and in the second quarter of 2015, the dividend was increased an additional 4%.

In addition to the sales of Navient and Anthem, already mentioned, we exited the Fund's position in Baxter International. The Fund had initially received shares of Baxalta following its spin-off from health care equipment company and portfolio holding Baxter International. We then sold the Fund's position in Baxter International and brought Baxalta up to a full-sized position in the portfolio during the third quarter of 2015, as we believed the latter offered more favorable valuation multiples. We sold the Fund's position in integrated oil company ConocoPhillips during the second quarter of 2015, as its earnings estimates suffered with the plummeting price of oil.

As a result of these bottom-up stock selection decisions, the Fund's allocations to consumer staples, financials and telecommunication services increased and its allocations to health care, materials and consumer discretionary decreased during the annual period. At the end of the annual period, the Fund was most overweight relative to the benchmark in the telecommunication services and consumer discretionary sectors, was most underweight in the industrials, financials, utilities and consumer staples sectors and was rather neutrally weighted in energy, health care, information technology and materials.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Performance Summary

■  Variable Portfolio — Nuveen Winslow Large Cap Growth Fund (the Fund) Class 2 shares returned 5.85% for the 12-month period that ended December 31, 2015.

■  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which rose 5.67% over the same period.

■  The Fund's relative outperformance was driven primarily by stock selection, though sector allocation also contributed positively.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	6.19	12.69	13.79
Class 2	05/07/10	5.85	12.39	13.48
Russell 1000 Growth Index		5.67	13.53	15.18

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Nuveen Winslow Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

Portfolio Management

Winslow Capital Management, LLC

Justin Kelly, CFA

Patrick Burton, CFA

Clark Winslow

Top Ten Holdings (%) (at December 31, 2015)
Amazon.com, Inc.	5.0
Visa, Inc., Class A	4.5
Facebook, Inc., Class A	3.6
Apple, Inc.	3.2
Celgene Corp.	2.7
Nike, Inc., Class B	2.7
Alphabet, Inc., Class A	2.6
Alphabet, Inc., Class C	2.6
Adobe Systems, Inc.	2.6
UnitedHealth Group, Inc.	2.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	98.8
Money Market Funds	1.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2015, approximately 99.6% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned 5.85%. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which rose 5.67% over the same period. The Fund's relative outperformance was driven primarily by stock selection, though sector allocation also contributed positively.

U.S. Equity Market Performance Aligned With Forecasted Corporate Earnings

In 2015, the S&P 500 Index, representing the U.S. equity market, declined 0.7% (without dividends), matching the 0.6% decline in forecasted earnings of the companies that comprise the S&P 500 Index. (Including dividends, the S&P 500 Index returned 1.38% in 2015.) We viewed the market returns for the year as highly rational.

Growth equities and value equities followed this same playbook in 2015. The Russell 1000 Growth Index increased 4% (without dividends), and aggregate earnings for the companies in the benchmark increased 3%. The Russell 1000 Value Index declined 6% (without dividends), in line with an earnings decline of 5% for companies in this benchmark. Thus, despite, the more than 400 basis points of outperformance in 2015 vs. the S&P 500 Index and nearly 1,000 basis points of outperformance versus the Russell 1000 Value Index, valuations in the Russell 1000 Growth Index remained relatively attractive. (A basis point is 1/100th of a percentage point.)

Favorable Stock Selection Aided Performance

The Fund's relative performance during the annual period was driven primarily by stock selection. Stock selection in and overweight allocations to the consumer discretionary and information technology sectors contributed most positively to relative results. Having an underweight position in energy, the worst performing sector in the benchmark during the annual period, also helped. Such positive contributors were partially offset by stock selection in health care and financials, which detracted. Having an underweight exposure to consumer staples, which performed strongly during the annual period, dampened Fund performance as well.

Among the Fund's individual holdings, Amazon.com, Ctrip.com International and Nike were top contributors to the Fund's relative results. Amazon.com performed well on its strong position in the web services and retail segments. The e-commerce retailer enjoyed strong top-line growth and expanding margins in both segments. Shares of online travel services

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

provider Ctrip.com International rose due to stronger than consensus revenue and profitability. The company also performed well on the market's perception that investments in eLong and Qunar would reduce industry competitive pressure. We sold the Fund's position in Ctrip.com International as its valuation rose. Athletic apparel and accessories giant Nike was a strong positive contributor to the Fund's results, benefiting from its good growth profile across geographies and across footwear and apparel categories.

The biggest individual detractors from the Fund's annual results were Union Pacific, Alibaba Group and Baidu. A position in rail transportation company Union Pacific detracted as rail volume headwinds were widely anticipated to drive negative estimate revisions. Given this anticipated result, we sold the Fund's position in Union Pacific by the end of the annual period. E-commerce retailer Alibaba Group detracted, as macro concerns led to a significant stock market sell-off in China. Similarly, Internet search engine Baidu detracted from Fund results, as the Chinese economy slowed. We sold the Fund's position in Baidu to reduce the Fund's exposure to the Chinese economy.

Portfolio Changes

During the annual period, we re-initiated a Fund position in Mobileye, a dominant provider of vision-based active safety for the auto industry, as the expiration of a key lock-up period provided an attractive opportunity, in our opinion, to repurchase the stock. We established a Fund position in Netflix, as we expect international subscriber growth to propel revenues and facilitate greater content expense leverage. We also purchased PayPal Holdings, which split from eBay, as we feel it is positioned to benefit from secular growth in electronic payments.

In addition to those sales already mentioned, we sold the Fund's position in Twitter, as what we considered to be poor visibility on user data led to reduced confidence in its earnings growth trajectory. We exited the Fund's position in Whole Foods Market, prudently taking gains ahead of weakening operating fundamentals.

From a sector perspective, the Fund's exposures to the energy, information technology and materials sectors increased and its allocations to the industrials, consumer staples and financials sectors decreased during the annual period. At the end of the annual period, the Fund remained overweight in the secular growth portions of the U.S. economy: information technology, health care and consumer discretionary. Relative to the benchmark at the end of the period, underweight sectors included consumer staples, industrials and financials. The Fund had no exposure to the energy sector at the end of the annual period and was relatively neutrally weighted in materials, telecommunication services and utilities.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	22.9
Consumer Staples	2.7
Energy	0.4
Financials	4.0
Health Care	22.0
Industrials	4.2
Information Technology	38.2
Materials	4.1
Telecommunication Services	1.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Partners Small Cap Growth Fund

Performance Summary

■  Variable Portfolio — Partners Small Cap Growth Fund (the Fund) Class 2 shares returned -5.32% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned -1.38% over the same period.

■  The Fund's underperformance relative to its benchmark can be attributed to stock selection and sector allocation decisions by its managers.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-5.04	8.04	10.22
Class 2	05/07/10	-5.32	7.77	9.93
Russell 2000 Growth Index		-1.38	10.67	13.93

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Partners Small Cap Growth Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Partners Small Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Partners Small Cap Growth Fund

Portfolio Management

Palisade Capital Management, L.L.C.

Sammy Oh

The London Company of Virginia

Stephen Goddard, CFA

Jonathan Moody, CFA

J. Brian Campbell, CFA

Mark DeVaul, CFA, CPA

Wells Capital Management Incorporated

Joseph Eberhardy, CFA, CPA

Thomas Ognar, CFA

Bruce Olson, CFA

Top Ten Holdings (%) (at December 31, 2015)
Proofpoint, Inc.	2.2
Acadia Healthcare Co., Inc.	2.2
Orbital ATK, Inc.	2.2
NewMarket Corp.	1.9
QLIK Technologies, Inc.	1.9
Tempur Sealy International, Inc.	1.7
Service Corp. International	1.5
MarketAxess Holdings, Inc.	1.5
First Industrial Realty Trust, Inc.	1.4
On Assignment, Inc.	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	96.5
Money Market Funds	3.5
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

The Fund is managed by three independent money management firms and each invests a portion of the portfolio's assets. As of December 31, 2015, The London Company, Wells Capital Management Incorporated (Wells Capital Management) and Palisade Capital Management, L.L.C. (Palisade) managed approximately 32%, 36% and 32% of the portfolio, respectively.

At December 31, 2015, approximately 99.2% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -5.32%. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned -1.38% over the same period. The Fund's underperformance relative to its benchmark can be attributed to stock selection and sector allocation decisions by its managers.

Small Cap Growth Stocks Challenged By Increased Volatility

2015 began on a positive note with U.S. small cap growth equities sustaining a generally upward trend through July, driven by signs of economic expansion and continued favorable monetary policy. A relatively broad group of stocks participated in the upside. However, in the latter part of the year, small cap growth stocks experienced increased volatility, and investors tended to favor the largest market capitalization stocks in the U.S. equity market. Uncertainty with regard to rising interest rates in the U.S. and concerns that the U.S. and global economies were slowing dominated investor sentiment. Within the U.S., there were also particular concerns about the impact of lower oil prices on the energy complex and of the rising U.S. dollar on the industrial complex. Consumer spending was tepid, despite lower energy prices. Outside the United States, there was increased concern about China's slowing economic growth and the impact that might have on global economic growth. Volatility remained high, as seemingly the prospects of one sector after another came into question. All told, the performance of the second half of the annual period was enough to drive a decline for 2015 overall in small cap growth stocks.

Stock Selection and Sector Allocation Decisions Overall Dampened Relative Results

The London Company: Our portion of the Fund underperformed the benchmark during the annual period. From a broad perspective, the stylistic and structural headwinds of growth and momentum, which were in favor during 2015, and a persistent narrowing of return negatively affected our lower beta, higher quality portfolio during the annual period. Sector

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Partners Small Cap Growth Fund

allocation overall detracted, more than offsetting the positive contribution made by effective stock selection as a whole. The specific contributors and detractors varied by sector, but in some cases, we felt that the price reactions overcompensated for changes in the fundamental developments, something we view as transitory and not actionable within our longer term investing horizon. Our portion of the Fund was especially hurt by limited exposure to the momentum-infused information technology and health care sectors and weak comparative results in a few of the positions we held there.

At the sector level, overweight allocations to energy and materials, which each lagged the benchmark during the annual period, detracted most. Also, stock selection in health care, financials and energy hurt. These detractors were partially offset by the positive contribution made by having an underweight to health care and an overweight to consumer staples. Stock selection proved most effective in the industrials and consumer discretionary sectors.

Positions in health care facilities operator Tenet Healthcare, offshore drilling contractor Atwood Oceanics and footwear and accessories company Deckers Outdoor detracted most. Shares of Tenet Healthcare were weak since mid-2015, reflecting slowing admissions growth and concern about the company's debt level. Rising interest rates made debt service more difficult, but we remained comfortable at the end of the annual period with Tenet Healthcare's stability of cash flow and its ability to repay debt. Atwood Oceanics underperformed the benchmark, reflecting the significant decline in the price of oil. The company spent significant capital in recent years building its new fleet. However, overcapacity and declining day rates negatively affected its cash flow. The near term will likely remain difficult for the company barring a surprising increase in the price of oil. Deckers Outdoor was weak most of 2015 after a strong 2013 and 2014. Warmer-than-expected weather impacted near-term sales and inventory levels. We feel its management is doing a good job diversifying the UGG brand and also has been active with share repurchases. At the end of the annual period, we believed its stock was trading at a significant discount to its intrinsic value.

Conversely, the top performing individual positions in our portion of the Fund during the annual period were advanced weapon and space systems developer Orbital ATK, funeral services provider Service Corporation International and firearms manufacturer Sturm Ruger. Orbital ATK performed well after the successful spin-off of Vista Outdoor in February 2015. Also, its results were consistently better than expected, and the company used its excess capital for share repurchases. Service Corporation International benefited from stronger than expected sales. As the baby boom generation ages, the death rate has increased a bit. Service Corporation International's management increased the company's dividend 33% over the annual period, while repurchasing more than $400 million in company stock. Sturm Ruger rebounded strongly in 2015 after a difficult 2014. Gun sales improved, reflecting persistent fears of stricter gun laws. In our view, its balance sheet is strong, and we maintained our portion of the Fund's position in what we consider to be this best-in-class operator.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	18.4
Consumer Staples	2.7
Energy	2.8
Financials	12.2
Health Care	20.4
Industrials	14.1
Information Technology	24.8
Materials	4.6
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Partners Small Cap Growth Fund

Wells Capital Management: Our portion of the Fund underperformed the benchmark during the annual period. Investor aversion to risk and a preference for the largest market capitalization stocks in the latter part of 2015 accounted for our portion of the Fund's underperformance for the annual period as a whole. Overall, our portion of the Fund's allocation decisions, a by-product of our bottom-up positioning, contributed positively to performance, while individual security selection detracted from relative results.

From a sector perspective, stock selection in the health care, consumer discretionary and consumer staples sectors detracted from relative results most. In health care, holdings in the equipment and supplies industry and the providers and services industry caused much of the underperformance. In consumer discretionary, holdings in the hotels, restaurants and leisure industry drove weakness. Partially offsetting these detractors were the positive contributions made by effective stock section in the information technology and financials sectors; having an overweight to information technology, which outpaced the benchmark during the annual period; and having an underweight to materials, which lagged the benchmark during the annual period. In information technology, companies in the software industry with strong growth catalysts were particularly robust contributors, especially those gaining share within the rapidly growing cloud-based solutions market.

The greatest individual detractors from our portion of the Fund's performance during the annual period were medical device manufacturer Spectranetics, restaurant chain owner and operator Fiesta Restaurant Group and health care services provider ExamWorks Group. Shares of Spectranetics declined partly due to investors' fears of competing medical technologies. Share price weakness for Fiesta Restaurant Group was influenced by what we view as temporary issues for the company. For example, during the year, the company faced a number of transitory issues related to weather and its supply chain. ExamWorks Group saw its share price decline on investor concerns about competitive pressures from smaller peers. However, these potential threats appear unsustainable to us given the company's traction with larger customers.

Conversely, the strongest relative contributors to our portion of the Fund's results were electronic bond-trading platform operator MarketAxess Holdings, infrastructure software provider Proofpoint and medical equipment manufacturer Cynosure. MarketAxess Holdings performed well, as its trading platform gained traction with customers. Proofpoint benefited from robust demand for its enterprise data-security solutions. Cynosure had a strong year after receiving approval to market its products in China and after announcing it is ahead of plans to launch new technologies.

Palisade: Our portion of the Fund underperformed the benchmark during the annual period. Momentum and lower growth/higher quality stocks (biotechnology stocks being the outlier) outperformed during the annual period. Our portion of the Fund had an aggressive growth bias with the assumption that the underlying economy would strengthen and the market

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Partners Small Cap Growth Fund

would broaden. Instead, the economy slowed during the second half of the year, and the market remained narrow.

From a sector perspective, stock selection in health care, industrials and consumer discretionary detracted most during the annual period. In health care, an underweight to the biotechnology and pharmaceuticals industries, which performed well, and our stock selection within those industries hampered relative results as did stock selection within the health care equipment industry. Within industrials, transportation companies and companies with exposure to the energy sector performed particularly poorly. Consumer discretionary stocks broadly underperformed, especially during the second half of the year. The secular shift to the Internet, unusually warm weather and rising labor costs weighed on the sector. These detractors were partially offset by overweights to the strongly performing financials and information technology sectors and stock selection in the materials sector, which contributed positively. In financials, we raised our portion of the Fund's weighting in several banks, which proved to be strong performers in anticipation of higher interest rates. In information technology, software stocks were strong relative performers. In materials, a position in U.S. Concrete was an outstanding performer during the annual period.

The biggest individual detractors from our portion of the Fund's relative performance were medical device manufacturers Spectranetics and Insulet and rail freight operator Genesee & Wyoming. Shares of Spectranetics and Insulet were down due to poor execution. We sold both positions. Genesee & Wyoming saw its share price decline due to slowing transport volumes. We maintained our portion of the Fund's position in Genesee & Wyoming at the end of the annual period.

The top individual contributors to our portion of the Fund's results were medical device company DexCom, medical professional provider to hospitals and nursing homes IPC Healthcare and concrete supplier U.S. Concrete. We sold our portion of the Fund's positions in IPC Healthcare and U.S. Concrete, as IPC Healthcare was acquired by Team Health Holdings, and U.S. Concrete hit our price target. We trimmed our portion of the Fund's position in DexCom as it approached our price target.

Portfolio Changes

The London Company: During the annual period, we initiated a position in GATX, the world's largest independent railcar leasing company. In our view, its impressively large fleet, high quality, extensive customer network and long-term fixed contracts allow the company to generate recurring revenue with good operating margins. On average, over the last four years, GATX has improved its return on equity 20% year over year. We also established new positions in truckload carrier Landstar System and battery and flashlight manufacturer Energizer Holdings. Landstar System is an asset-light business, so it has lower operating leverage than asset-based truckers. This business model is a low capital intensive business that has generated, in our view, impressive return on total capital and return on invested capital during the last five years. Also, the company's vast network of shippers and truck capacity creates a high barrier of entry. Our portion of the Fund had owned Energizer Holdings before but sold it due

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Partners Small Cap Growth Fund

to market capitalization constraints. However, after its split with Edgewell, we added it back into the portfolio. Energizer Holdings is built on two iconic brands, Energizer and Eveready, which we believe likely have more value than is reflected on its balance sheet. In our view, the company should have more optionality as a standalone battery company. Its management's strategy is to grow sales through new product introductions, continue to reduce costs and optimize spending per distribution channel.

To make these purchases and others during the annual period, we sold a couple of stocks our portion of the Fund inherited through acquisitions, namely Endurance International Group Holdings and Harris. We sold our portion of the Fund's position in Old Dominion due to market cap constraints and sold Albemarle and Ritchie Brothers due to lack of conviction with their respective management teams. In our view, Albemarle had overpaid for an acquisition that destroyed shareholder value, and we thus sold shares shortly thereafter. Ritchie Brothers had performed well but underwent management changes that hinted to us at a change in philosophy. We feared the company's management team had become more acquisitive and reaching beyond Ritchie Brothers' core business, thereby diluting margins and valuation. We trimmed our portion of the Fund's position in Service Corporation International based on its size in the portfolio and relative valuation.

There were no major shifts in sector allocation within our portion of the Fund during the annual period. Our process is 100% fundamental and bottom-up, so new ideas must be vetted on their own merits. While we avoid macro analysis, we do seek to invest in companies with natural tailwinds. At the end of the annual period, our portion of the Fund was most underweight the information technology and health care sectors. These two sectors are relatively difficult for our style in small cap given their short product life cycles and limited barriers to entry. That said, we intend to look at a few ideas that do meet our investment criteria. Our portion of the Fund was most overweight materials and consumers staples at the end of the annual period.

Wells Capital Management: In accordance with our investment discipline, we buy companies where we find robust revenue, cash flow and earnings growth with a sustainable and visible growth profile. We then use our internal assessment of a company's growth versus the market's estimates to establish a gap. Where the gap is positive, we may initiate a position and subsequently add to the position should the gap widen. Conversely, as market expectations and our estimates converge, we may trim the stock as the gap narrows and completely exit a position when the gap closes. During the annual period, we established a Fund position in Ultragenyx Pharmaceutical, a clinical stage biotechnology company. The company is focused on developing targeted therapies for rare and ultra-rare diseases, with an initial emphasis on serious, debilitating metabolic genetic diseases. The company currently is working on a treatment for a disorder with only 200 patients identified worldwide and has four clinical stage therapeutic candidates in five ultra-rare diseases. We added to our portion of the Fund's position in Infinera, which provides digital optical networking systems to telecommunication carriers. Its

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Partners Small Cap Growth Fund

products include data transfer network and aeronautical telecommunication network systems that are offered through the Infinera brand. The company has had six consecutive quarters during which it has exceeded or raised earnings per share.

We trimmed our portion of the Fund's position in Zoe's Kitchen during the annual period. Zoe's Kitchen is a fast casual, healthy-for-you restaurant serving Mediterranean-inspired food. We trimmed the name as the valuation gap narrowed. We eliminated our portion of the Fund's position in Diamondback Energy, an oil and gas exploration and production company. We felt many of the companies in this industry were too eager to add to production once oil hit $60 per barrel. Also, valuations were getting stretched versus oil strip prices, in our view. Further, the weighting of energy in the benchmark fell dramatically. While we are not indexers, we are benchmark aware and did not feel comfortable making such a large bet away from the index in these particular names.

Any sector weighting changes were strictly a reflection of our bottom-up process. That said, during the annual period, our bottom-up process led us to increase our portion of the Fund's weighting in information technology and to decrease its weighting in health care. At year-end 2015, our portion of the Fund was most overweight relative to the benchmark in the information technology, health care and energy sectors and was most underweight relative to the benchmark in the consumer discretionary, consumer staples and materials sectors. Our portion of the portfolio had no exposure to industrials and financials at the end of 2015.

Palisade: During the annual period, we increased weightings in a number of holdings in our portion of the Fund to reflect our conviction in these companies. We also sold several stocks that had underperformed or where we lacked visibility that business fundamentals could turn in an acceptable timeframe, i.e. six to 12 months. Among those stocks we added to included QLIK Technologies, Imperva and Diamond Resorts. We subsequently trimmed back Imperva when the stock indeed rebounded during the fourth quarter of 2015. In addition to those sales already mentioned, we sold our portion of the Fund's positions in Yelp and Horizon Pharmaceuticals.

As a result of purchases and sales as well as stock appreciation and depreciation, our portion of the Fund's weighting in information technology increased during the annual period. We continued to see opportunities in software, and we added to the weighting when the group underperformed during the middle of the year and trimmed back when the industry performed well during the fourth quarter. We increased our portion of the Fund's weighting in financials through much of the year, but trimmed back during the fourth quarter when the sector outperformed. We increased exposure to industrials during the second half of the year when the sector lagged. Our portion of the Fund's weighting in materials declined during the course of the year, as we took profits in U.S. Concrete and consolidated the portfolio's holdings.

At the end of 2015, our portion of the Fund was overweight relative to the benchmark in financials and information technology and was most underweight in consumer discretionary, consumer staples and health care.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Pyramis® International Equity Fund

Performance Summary

■  Variable Portfolio — Pyramis® International Equity Fund (the Fund) Class 2 shares returned -0.60% for the 12-month period that ended December 31, 2015.

■  While absolute returns were disappointing, the Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned -0.81% over the same period.

■  The Fund outperformed the benchmark due primarily to stock selection.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-0.41	3.59	5.94
Class 2	05/07/10	-0.60	3.33	5.66
MSCI EAFE Index (Net)		-0.81	3.60	6.71

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Pyramis® International Equity Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Pyramis® International Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Pyramis® International Equity Fund

Portfolio Management

FIAM LLC

Cesar Hernandez, CFA

Top Ten Holdings (%) (at December 31, 2015)
Novartis AG, Registered Shares (Switzerland)	2.4
Nestlé SA, Registered Shares (Switzerland)	1.8
Total SA (France)	1.6
Toyota Motor Corp. (Japan)	1.5
Sanofi (France)	1.5
Anheuser-Busch InBev SA/NV (Belgium)	1.4
Mitsubishi UFJ Financial Group, Inc. (Japan)	1.4
Vodafone Group PLC (United Kingdom)	1.3
Imperial Tobacco Group PLC (United Kingdom)	1.2
Novo Nordisk A/S, Class B (Denmark)	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At December 31, 2015, approximately 99.7% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -0.60%. While absolute returns were disappointing, the Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned -0.81% over the same period. The Fund outperformed the benchmark due primarily to stock selection.

A Challenging Year for International Equity Markets

Developed non-U.S. equity markets, as measured by the benchmark, declined modestly during 2015. Market volatility was choppy throughout the annual period, with concerns related to global economic growth prospects and speculation regarding possible U.S. Federal Reserve (Fed) rate increases fueling that dynamic. The latter half of the year was highlighted by the end of the zero interest rate policy by the Fed. The U.S. targeted federal funds rate had been held at that level since December 2006. The move by the Fed set up a significant divergence in monetary policy with much of the rest of the world. While the Fed began to tighten monetary policy at the end of the year, most other major central banks globally remained in an easing posture. In China, declining rates of real Gross Domestic Product (GDP) growth, capital outflows and equity market volatility helped prompt the Chinese government to announce efforts to delink the renminbi from the U.S. dollar and to implement fiscal stimulus measures. In the eurozone, amid sluggish economic growth and an unemployment rate of 10.7% at the end of the third calendar quarter, the European Central Bank announced the continuation of its quantitative easing program through at least March 2017. Similarly, Japan continued fiscal and financial reform-oriented stimulus measures, announcing plans to increase its minimum wage and provide visibility on a timetable for reducing corporate taxes. Geopolitical conflicts simmered throughout the year 2015, as terrorist attacks in Paris and San Bernardino, California grabbed headlines as did ongoing unrest in other parts of the world.

Stock Selection Overall Aided Fund Performance

The Fund outperformed the benchmark due primarily to effective stock selection in the materials, financials and consumer discretionary sectors, which more than offset stock selection in the information technology, health care and utilities sectors, which detracted. From a country perspective, security selection in Denmark, New Zealand, Israel, Italy and Belgium contributed most positively. Security selection in Singapore, Australia, Norway, Austria and Finland detracted most from relative performance during the annual period. Both sector allocation and country allocation are strictly the residual of stock selection.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Pyramis® International Equity Fund

Among individual positions, not owning Spanish bank Banco Santander contributed most positively to the Fund's results during the annual period. Shares of Banco Santander declined, as the company announced it was selling €7.5 billion in new shares in an effort to shore up its capital position. News that Banco Santander's U.S. unit had failed the Fed's most recent stress tests also weighed on the company's stock. Similarly, the Fund did not own Swiss diversified natural resources company Glencore during the annual period, which boosted relative results. Glencore's shares declined sharply, as the company reported disappointing results for the first half of 2015, driven by lower earnings in its industrial and marketing segments. Investor concerns that Glencore may have its credit rating downgraded by S&P to below investment grade also weighed on its shares.

An overweight position in Italian aerospace and defense company Finmeccanica contributed positively as well. Finmeccanica shares rose, as the company reported quarterly and full year results that topped analysts' estimates, driven by strong results in its defense electronics and aeronautics divisions. The company also announced it had agreed to sell its rail business to Hitachi for $2.2 billion. Analysts and investors reacted favorably to the deal, as most agreed it would significantly reduce the amount of debt on Finmeccanica's balance sheet and enable the company to continue to execute on its turnaround plan to increase profitability.

Conversely, overweight positions in German auto manufacturer Volkswagen, the Netherland's integrated cable and telecommunication services provider Altice and Australian oil and gas exploration and production company Santos were among the biggest detractors from the Fund's results during the annual period. Shares of Volkswagen declined sharply on news that the U.S. Environmental Protection Agency (EPA) alleged the company manipulated and cheated emissions tests for its diesel engine vehicles in the U.S. Volkswagen subsequently admitted that approximately 11 million diesel vehicles worldwide had been outfitted with software that helped evade U.S. emissions controls. We sold the Fund's position in Volkswagen following the news of the EPA allegations. Altice's shares declined amid negative investor sentiment, as the company continued its recent merger and acquisition activity, announcing it had acquired U.S. cable television provider Cablevision for $18 billion. Following the news, investor concerns about the amount of leverage used by Altice in its recent acquisitions weighed on the company's stock. Altice's shares also declined as the company posted disappointing quarterly results, driven by weaker than expected revenue from its Portugal segment. Altice also provided full year earnings guidance that fell short of analysts' forecasts. Shares of Santos declined, as the company reported first-half 2015 earnings that fell short of consensus estimates, driven by higher net debt due to the depreciation of the Australian dollar. The broad sell-off in exploration and production names during the annual period, driven by a nearly 30% drop in crude oil prices, also weighed on Santos.

Stock Selection Drove Portfolio Positioning

We initiated a Fund position during the annual period in electronics company Koninklijke Philips, as we believe the company will benefit from its management's reshaping and refocusing of its portfolio and the

Country Breakdown (%) (at December 31, 2015)
Australia	6.4
Austria	0.6
Belgium	1.6
Denmark	1.7
Finland	0.4
France	10.5
Germany	7.2
Hong Kong	3.1
Ireland	1.3
Israel	1.3
Italy	2.5
Japan	22.3
Netherlands	2.9
New Zealand	0.1
Norway	0.7
Singapore	0.7
Spain	2.1
Sweden	4.2
Switzerland	8.0
United Kingdom	17.4
United States(a)	5.0
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	13.7
Consumer Staples	12.0
Energy	5.1
Financials	26.3
Health Care	12.4
Industrials	10.4
Information Technology	3.7
Materials	6.3
Telecommunication Services	7.2
Utilities	2.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Pyramis® International Equity Fund

potential split of the company into two distinct businesses. We also established a Fund position in Reckitt Benckiser Group, as the company has delivered industry leading sales growth and strong margins following the spin-off of its pharmaceuticals business.

In addition to the sale of Volkswagen, already mentioned, we exited the Fund's position in SABMiller on news that Anheuser-Busch InBev had agreed to acquire the beverage company for $106 billion. We sold the Fund's position in biopharmaceutical company Roche Holdings, as we grew concerned about the binary risk of key drug trials and the company's ability to defend its blood cancer franchise over the long term.

Consistent with our investment approach, any changes to our positioning at the sector or country levels that took place were a residual of security selection decisions rather than top-down sector or country bets. That said, during the annual period, there were no major strategic shifts with respect to the Fund's sector or country allocations relative to the benchmark. As of December 31, 2015, the Fund was overweight relative to the benchmark in the telecommunication services sector, underweight in the industrials, information technology and utilities sectors and was rather neutral in the energy, health care, consumer discretionary, materials, consumer staples and financials sectors. From a country perspective, as of December 31, 2015, the Fund was overweight relative to the benchmark in Sweden and underweight in Germany, Switzerland, the United Kingdom, Japan and Spain.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — TCW Core Plus Bond Fund

Performance Summary

■  Variable Portfolio — TCW Core Plus Bond Fund (the Fund) Class 2 shares returned -0.06% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.55% during the same period.

■  The Fund's underperformance relative to its benchmark can be attributed primarily to mixed results from sector allocation, which more than offset the positive contribution of duration positioning.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	0.19	2.16	2.56
Class 2	05/07/10	-0.06	1.89	2.31
Barclays U.S. Aggregate Bond Index		0.55	3.25	3.43

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — TCW Core Plus Bond Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — TCW Core Plus Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — TCW Core Plus Bond Fund

At December 31, 2015, approximately 99.9% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -0.06%. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.55% during the same period. The Fund's underperformance relative to its benchmark can be attributed primarily to mixed results from sector allocation, which more than offset the positive contribution of duration positioning.

Volatility Heightened Amid Late Credit Cycle Dynamics and Divergent Monetary Policy

After several years of relative calm induced by monetary policy intervention in the markets, volatility returned in 2015. This should not be too surprising given the backdrop of late credit cycle dynamics, while monetary policies of the world's major central banks diverged, the global economy remained weak and geopolitical risks rose. The turbulent market action that dominated the latter half of 2015 was primarily driven by three events. One, the highly anticipated end to the Federal Reserve's (the Fed's) zero interest rate policy, which finally came to fruition in December 2015, as the Fed raised the benchmark federal funds rate by 25 basis points. (A basis point is 1/100th of a percentage point.) Two, the continued deterioration of commodity prices and the prospect of defaults by overleveraged producers, as oil prices declined to hit record lows for the year. And three, disappointing economic data from China, which rattled investors who questioned the ability of Chinese policy makers to manage its economic downturn and transition to a more open economy. In moving forward with the first interest rate hike in nearly a decade, the Fed largely downplayed concerns about oil prices, faltering global economic growth and market volatility. At its December 2015 meeting, Fed members emphasized that they intend to take a "gradual" approach to raising rates on the basis of incoming economic data. While the market largely expected this hike, the Fed was still unable to shore up confidence in the strength of the U.S. economic outlook or reduce overall uncertainty, as there remained a significant divergence between the Fed's anticipated path of future rate increases in 2016 vs. what the markets think the data will dictate.

As a result, stresses emerged in the credit markets during the fourth quarter of 2015. The renewed fall in oil prices impacted energy and commodity-related credits, as investors worried about overleveraged producers. High-yield credits were particularly hard hit and underperformed comparable maturity U.S. Treasuries by almost 6% for the year, the third worst calendar year return in more than 30 years. Losses

Portfolio Management

TCW Investment Management Company

Tad Rivelle

Laird Landmann

Stephen Kane, CFA

Bryan Whalen, CFA

Portfolio Breakdown (%) (at December 31, 2015)
Asset-Backed Securities — Non-Agency	7.4
Commercial Mortgage-Backed Securities — Agency	3.0
Commercial Mortgage-Backed Securities — Non-Agency	2.4
Corporate Bonds & Notes	17.7
Foreign Government Obligations	0.7
Inflation-Indexed Bonds	4.8
Money Market Funds	9.0
Municipal Bonds	0.6
Residential Mortgage-Backed Securities — Agency	22.3
Residential Mortgage-Backed Securities — Non-Agency	6.3
Senior Loans	0.4
Treasury Bills	2.2
U.S. Government & Agency Obligations	0.8
U.S. Treasury Obligations	22.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — TCW Core Plus Bond Fund

Quality Breakdown (%) (at December 31, 2015)
AAA rating	60.9
AA rating	2.5
A rating	5.7
BBB rating	13.0
BB rating	3.6
B rating	1.4
CCC rating	1.6
CC rating	0.6
D rating	1.0
Not rated	9.7
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

were not entirely contained in the high-yield sector, as 2015 was also challenging for investment-grade credit. Despite outperforming comparable maturity U.S. Treasuries in the fourth calendar quarter, investment-grade corporate bonds trailed U.S. Treasuries by 160 basis points for the year as a result of deteriorating fundamentals and heavy new issuance. Rates also broadly sold off across the U.S. Treasury curve in 2015, with the short-maturity end of the curve rising more than the longer maturity end of the curve in the face of the Fed raising rates. The two-year U.S. Treasury yield was up by more than 38 basis points, while the yield on the bellwether 10-year U.S. Treasury increased 10 basis points to end the year 2015 at 2.27%. All of this translated to a loss of 0.57% for the benchmark in the fourth quarter of 2015. For the year, however, the benchmark was able to realize a slight positive return of 0.55% due to the relative outperformance of mortgage-backed securities, as investors sought the relative safety of a government-sponsored asset class.

Exposure to Student Loan Asset-Backed Securities Detracted from Performance

An allocation to government-guaranteed student loan asset-backed securities weighed negatively on returns, as uncertainty surrounding potential rating agency actions drove spreads, or yield differentials to U.S. Treasuries, wider in July and August 2015, though spreads stabilized in the fourth quarter. In particular, Moody's warned of potential downgrades to student loans issued under the Federal Family Education Loan Program that could fail to repay by their final maturity date as a result of new income-based repayment plans despite principal and interest payments being guaranteed by the full faith and credit of the U.S. government. Another modest drag on performance came from the Fund's allocation, albeit modest, to high-yield corporate bonds, which were down nearly 4.5% for the year. Against a backdrop of commodity-related weakness, which saw a continued sell-off in oil to below $34 per barrel, high-yield spreads widened 177 basis points during the annual period.

Investment-Grade Credit Underweight and Defensive Duration Positioning Aided Results

On the positive side, a relative underweight to the lagging investment-grade credit sector contributed positively to the Fund's results. In particular, the underweight allocation relative to the benchmark in commodity-related sectors, such as energy, metals and mining, and the lack of exposure to non-U.S. sovereign credit, which weighed on benchmark returns. Meanwhile, issue selection within the financial sector was additive on an absolute basis due to credits with strong fundamentals, such as capital structure, deleveraging despite spreads for the overall sector widening modestly. Further contribution came from an allocation to higher quality senior non-agency residential mortgage-backed securities, as prices improved. Negative net issuance and an ongoing bid from insurers, combined with declining delinquencies and faster prepayment speeds as rising home prices helped borrowers build equity, supported the legacy non-agency mortgage-backed securities market through most of 2015.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — TCW Core Plus Bond Fund

The Fund's relative results also benefited modestly from defensive duration positioning, as U.S. Treasury rates were higher across the yield curve. More specifically, the Fund's defensive duration position, which was maintained around 0.7 years short of that of the benchmark, was additive to performance, as intermediate and long-term U.S. Treasury rates rose during the annual period, with the 10-year and 30-year U.S. Treasury yields up approximately 10 and 26 basis points, respectively. Yield curve positioning had a rather neutral impact on Fund results during the annual period. While the Fund had a slight emphasis on the 7 to 10 year part of the curve early in the year, yield curve positioning was fairly neutral in the second half.

Shifting Market Conditions Drove Portfolio Changes

Given the ongoing aging of the credit cycle, we positioned the Fund with an eye toward risk reduction during the annual period by moving into higher quality securities up in the capital structure. In terms of sector positioning, the Fund modestly trimmed exposure to corporate credits, as valuations became less attractive, in our opinion, from a risk/return standpoint. Specifically, we trimmed the Fund's electric utility exposure. Additionally, within non-corporate credit, we considerably reduced the Fund's exposure to municipal securities. We modestly lengthened the Fund's duration during the annual period, ending December 2015 approximately 0.7 years short of the duration of the benchmark. All told, the Fund's portfolio turnover rate during the annual period was 351%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.

Derivatives Usage

The Fund held futures during the reporting period as a method of managing duration. These derivative positions modestly detracted from the Fund's results during the annual period.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW

Variable Portfolio — Wells Fargo Short Duration Government Fund

Performance Summary

■  Variable Portfolio — Wells Fargo Short Duration Government Fund (the Fund) Class 2 shares returned 0.07% for the 12-month period that ended December 31, 2015.

■  The Fund modestly underperformed its benchmark, the Barclays U.S. 1-3 Year Government Index, which rose 0.57% over the same period.

■  The Fund's underperformance can be attributed primarily to positioning in student loans, which more than offset positive contributions from the Fund's effective security selection and sector allocation overall.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	0.32	1.09	1.26
Class 2	05/07/10	0.07	0.84	1.01
Barclays U.S. 1-3 Year Government Index		0.57	0.73	0.85

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. 1-3 Year Government Bond Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PERFORMANCE OVERVIEW (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Wells Fargo Short Duration Government Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE

Variable Portfolio — Wells Fargo Short Duration Government Fund

Portfolio Management

Wells Capital Management Incorporated

Thomas O'Connor, CFA

Troy Ludgood

Portfolio Breakdown (%) (at December 31, 2015)
Asset-Backed Securities — Non-Agency	13.7
Commercial Mortgage-Backed Securities — Agency	2.9
Commercial Mortgage-Backed Securities — Non-Agency	5.3
Money Market Funds	1.1
Residential Mortgage-Backed Securities — Agency	46.4
U.S. Government & Agency Obligations	1.5
U.S. Treasury Obligations	29.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2015, approximately 98.9% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned 0.07%. The Fund modestly underperformed its benchmark, the Barclays U.S. 1-3 Year Government Index, which rose 0.57% over the same period. The Fund's underperformance can be attributed primarily to positioning in student loans, which more than offset the Fund's effective security selection and sector allocation overall.

Fixed Income Challenged By Increased Market Volatility and Global Risk Factors

The fixed-income market was challenged by several global risk factors that drove increased market volatility during the annual period. One was the fear of Greece exiting the euro and defaulting on its government debt. Another was the persistent weakness in oil and other industrial commodities, creating a global deflationary environment. Yet another was a sharp slowdown in economic growth within China and its spillover effects on related emerging market economies. A further risk factor was the diverging monetary policy among the world's major central banks. Uncertainty surrounding the first hike in the targeted federal funds rate in more than nine years, which was ultimately implemented by the Federal Reserve (the Fed) in December 2015, dominated investor sentiment for much of the annual period. Meanwhile, the European Central Bank (ECB) furthered its quantitative easing policy. The dichotomy of the ECB easing further, while the Fed removed accommodative monetary policy, resulted in a strong U.S. dollar. All of this took place against a backdrop within the U.S. economy of strong labor markets but tepid wage growth.

As a result of these market dynamics, mortgages performed well on a relative basis, as they benefited from good liquidity. However, student loans, both government-backed Federal Family Education Loan Program (FFELP) and private issuer, underperformed.

In all, rates remained volatile across the yield curve in 2015, as the market adjusted to the potential removal of accommodative monetary policy by the Fed while also being supported by sporadic and often persistent periods of flight to quality buying as the global economy showed signs of weakness, especially in China and related emerging markets. Deflationary fears, as well as an aggressive ECB quantitative easing program, were also supportive of rates. At the two-year to ten-year portion of the yield curve, the yield curve flattened, meaning the differential in yields of different maturity securities narrowed. The yield curve flattened primarily because of market expectations that the Fed

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

would remove accommodative monetary policy by raising short-term rates at some point during the year. Long-term rates remained well anchored by deflationary pressures that were persistent throughout the annual period.

Student Loan Positioning Offset By Security Selection and Sector Allocation

Our team focuses on bottom-up security selection with an emphasis on finding relative value trading opportunities and implementing comprehensive risk management. Our investment process marries fundamental research with relative value trading expertise, tempered by the team's proprietary risk management system. Every bond in the Fund's portfolio must go through the bottom-up research process and must be trading at a level to compensate shareholders adequately for its risks. We believe our team is nimble and decisive, continually monitoring and re-evaluating both the fundamentals and the spread levels of portfolio securities and not hesitating to adjust when targets are reached or conditions change. Spread refers to the differential in yield between securities or between a particular sector and comparable-duration U.S. Treasuries.

During the annual period, positioning in FFELP student loan floating rate securities was a detractor from performance. Spreads widened, especially in July and August 2015, on low trading volumes, as rating agencies, most notably Moody's, re-evaluated its ratings on FFELP asset-backed securities given potentially slower than expected repayments. Although the collateral behind FFELP bonds remained at least 97% percent guaranteed by the U.S. government, rating agencies considered revising ratings to reflect different assumptions around the timing of cash flows. Positions in privately issued student loans detracted as well. Also hurting relative results was the negative convexity of the Fund's mortgage holdings. Negative convexity is when the shape of a bond's yield curve is concave. A bond's convexity is the rate of change of its duration. Most mortgage bonds are negatively convex.

On the positive side, issue selection amongst agency mortgage-backed securities was the biggest contributor to relative performance. Security selection in specified pools was the largest positive contributor to performance, with security selection in agency collateralized mortgage obligations (CMOs) and agency hybrid adjustable-rate mortgages (ARMs) following closely behind. Issue selection among consumer asset-backed securities also added value, with positioning in credit card asset-backed securities and fixed-rate mid-prime auto asset-backed securities contributing positively to relative results. Having overweight allocations to mortgages and structured products, such as high quality, liquid asset-backed securities and commercial mortgage-backed securities (CMBS), which performed well, further supported relative results. Having underweight allocations to U.S. Treasuries and agencies, which lagged the benchmark during the annual period, also helped.

The Fund maintained a neutral duration position versus that of the benchmark during the annual period, and thus, duration was only a minor contributor to performance. Similarly, the net result of the Fund's yield curve positioning was rather neutral vs. the benchmark. Due to partial

Quality Breakdown (%) (at December 31, 2015)
AAA rating	100.0
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

durations from mortgage holdings within the Fund, we maintained an overweight to five-year risk and an underweight to two-year risk compared to the benchmark. Throughout the year, this positioning was either a slight contributor or slight detractor from performance, with the net result being rather neutral.

Shifting Market Conditions Drove Portfolio Changes

During the year, we increased the Fund's allocations to agency CMOs, agency hybrid ARMs and agency pass-through mortgage-backed securities. We reduced the Fund's exposure to high quality asset-backed securities and CMBS. Generally speaking, the mortgage sector became more attractive from a valuation perspective, in our view, especially during the second, third and early part of the fourth quarters. We felt such increasingly attractive valuations warranted an increase in the Fund's exposure to the sector.

More specifically, we purchased seasoned collateral CMOs due to what we considered to be their attractive yield and convexity characteristics. We purchased private student loans on wider spreads in the second half of the year when they widened in sympathy with FFELP student loans, although they had none of the ratings uncertainties that were prevalent in the FFELP market. We added to hybrid ARMs positions when they lagged the performance of fixed rate securities. We reduced exposure to credit card asset-backed securities throughout the year, as they outperformed on lower than expected new issue supply. We also reduced positioning in prime auto asset-backed securities, adding what we believed to be more attractively priced mid-prime new issues. We sold the Fund's German and Canadian covered bond positions after strong relative performance. All told, the Fund's portfolio turnover rate during the annual period was 375%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.

Relative to the benchmark, the Fund was overweight in mortgage-backed securities, asset-backed securities and CMBS and was underweight in agency securities and U.S. Treasuries at the end of the annual period. Throughout, the Fund maintained its yield curve positioning with an overweight to the five-year segment of the yield curve and an underweight to the two-year segment of the yield curve compared to the benchmark. The Fund maintained its neutral duration stance at the end of the annual period.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

Columbia Variable Portfolio — U.S. Equities Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	903.50	1,020.67	4.32	4.58	0.90
Class 2	1,000.00	1,000.00	902.20	1,019.21	5.71	6.06	1.19

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND'S EXPENSES (continued)

(Unaudited)

Variable Portfolio — American Century Diversified Bond Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,002.80	1,022.43	2.78	2.80	0.55
Class 2	1,000.00	1,000.00	1,000.90	1,021.17	4.03	4.08	0.80

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio — Columbia Wanger International Equities Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	938.10	1,019.61	5.42	5.65	1.11
Class 2	1,000.00	1,000.00	937.60	1,018.35	6.64	6.92	1.36

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — DFA International Value Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	872.00	1,020.27	4.62	4.99	0.98
Class 2	1,000.00	1,000.00	871.60	1,019.00	5.80	6.26	1.23

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND'S EXPENSES (continued)

(Unaudited)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	962.70	1,021.42	3.71	3.82	0.75
Class 2	1,000.00	1,000.00	962.20	1,020.16	4.95	5.09	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — Holland Large Cap Growth Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,023.70	1,021.37	3.88	3.87	0.76
Class 2	1,000.00	1,000.00	1,022.50	1,020.11	5.15	5.14	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio — Invesco International Growth Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	945.00	1,020.32	4.76	4.94	0.97
Class 2	1,000.00	1,000.00	943.50	1,019.06	5.98	6.21	1.22

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND'S EXPENSES (continued)

(Unaudited)

Variable Portfolio — J.P. Morgan Core Bond Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,004.60	1,022.38	2.83	2.85	0.56
Class 2	1,000.00	1,000.00	1,002.80	1,021.12	4.09	4.13	0.81

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — Jennison Mid Cap Growth Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	929.20	1,020.77	4.28	4.48	0.88
Class 2	1,000.00	1,000.00	928.20	1,019.51	5.49	5.75	1.13

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — Loomis Sayles Growth Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,074.60	1,021.48	3.87	3.77	0.74
Class 2	1,000.00	1,000.00	1,073.50	1,020.21	5.17	5.04	0.99

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND'S EXPENSES (continued)

(Unaudited)

Variable Portfolio — MFS Value Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	981.50	1,021.42	3.75	3.82	0.75
Class 2	1,000.00	1,000.00	980.20	1,020.16	4.99	5.09	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio — Morgan Stanley Global Real Estate Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,012.00	1,020.01	5.22	5.24	1.03
Class 2	1,000.00	1,000.00	1,009.80	1,018.75	6.48	6.51	1.28

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — NFJ Dividend Value Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	932.10	1,021.42	3.65	3.82	0.75
Class 2	1,000.00	1,000.00	931.20	1,020.16	4.87	5.09	1.00

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND'S EXPENSES (continued)

(Unaudited)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,019.20	1,021.37	3.87	3.87	0.76
Class 2	1,000.00	1,000.00	1,017.40	1,020.11	5.14	5.14	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Variable Portfolio — Partners Small Cap Growth Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	869.10	1,020.37	4.52	4.89	0.96
Class 2	1,000.00	1,000.00	867.90	1,019.11	5.70	6.16	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — Pyramis® International Equity Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	925.60	1,020.37	4.66	4.89	0.96
Class 2	1,000.00	1,000.00	924.60	1,019.11	5.87	6.16	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

UNDERSTANDING YOUR FUND'S EXPENSES (continued)

(Unaudited)

Variable Portfolio — TCW Core Plus Bond Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,002.90	1,022.43	2.78	2.80	0.55
Class 2	1,000.00	1,000.00	1,001.00	1,021.17	4.03	4.08	0.80

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Variable Portfolio — Wells Fargo Short Duration Government Fund

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	997.00	1,022.18	3.02	3.06	0.60
Class 2	1,000.00	1,000.00	996.00	1,020.92	4.28	4.33	0.85

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 97.3%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 13.5%
Auto Components 1.9%
Cooper Tire & Rubber Co.	201,915	7,642,483
Dana Holding Corp.	217,755	3,005,019
Dorman Products, Inc.(a)	57,531	2,730,996
Drew Industries, Inc.	121,440	7,394,482
Gentex Corp.	129,458	2,072,622
Motorcar Parts of America, Inc.(a)	62,000	2,096,220
Tenneco, Inc.(a)	51,000	2,341,410
Total		27,283,232
Distributors 0.1%
Pool Corp.	15,339	1,239,084
Diversified Consumer Services 0.5%
Capella Education Co.	38,505	1,779,701
Houghton Mifflin Harcourt Co.(a)	82,500	1,796,850
Nord Anglia Education, Inc.(a)	136,000	2,758,080
Total		6,334,631
Hotels, Restaurants & Leisure 3.1%
Bloomin' Brands, Inc.	77,000	1,300,530
Choice Hotels International, Inc.	22,525	1,135,485
Cracker Barrel Old Country Store, Inc.	57,400	7,280,042
Denny's Corp.(a)	514,720	5,059,698
Fiesta Restaurant Group, Inc.(a)	78,013	2,621,237
Isle of Capri Casinos, Inc.(a)	88,000	1,225,840
Jack in the Box, Inc.	101,635	7,796,421
Marriott Vacations Worldwide Corp.	96,885	5,517,601
Papa John's International, Inc.	64,791	3,619,873
Penn National Gaming, Inc.(a)	100,000	1,602,000
Red Robin Gourmet Burgers, Inc.(a)	29,000	1,790,460
Ruth's Hospitality Group, Inc.	117,300	1,867,416
Vail Resorts, Inc.	25,656	3,283,711
Total		44,100,314
Household Durables 1.4%
Cavco Industries, Inc.(a)	48,310	4,024,706
D.R. Horton, Inc.	97,000	3,106,910
Helen of Troy Ltd.(a)	119,485	11,261,462
iRobot Corp.(a)	19,388	686,335
KB Home	102,000	1,257,660
Total		20,337,073

Common Stocks (continued)

Issuer	Shares	Value ($)
Internet & Catalog Retail 0.6%
Blue Nile, Inc.(a)	66,890	2,483,626
Gaiam, Inc., Class A(a)	52,594	328,187
Liberty TripAdvisor Holdings, Inc., Class A(a)	52,166	1,582,716
PetMed Express, Inc.	196,150	3,362,011
Total		7,756,540
Leisure Products 0.6%
Arctic Cat, Inc.	83,416	1,366,354
Sturm Ruger & Co., Inc.	125,890	7,504,303
Total		8,870,657
Media 1.3%
AMC Entertainment Holdings, Inc., Class A	91,000	2,184,000
EW Scripps Co. (The), Class A	69,000	1,311,000
Global Eagle Entertainment, Inc.(a)	57,994	572,401
Gray Television, Inc.(a)	233,300	3,802,790
Nexstar Broadcasting Group, Inc., Class A	120,335	7,063,664
Sinclair Broadcast Group, Inc., Class A	80,000	2,603,200
Total		17,537,055
Multiline Retail 0.2%
JCPenney Co., Inc.(a)	465,000	3,096,900
Specialty Retail 2.4%
American Eagle Outfitters, Inc.	297,600	4,612,800
Best Buy Co., Inc.	80,000	2,436,000
Cato Corp. (The), Class A	212,717	7,832,240
Children's Place, Inc. (The)	138,875	7,665,900
Five Below, Inc.(a)	16,612	533,245
Guess?, Inc.	41,800	789,184
Outerwall, Inc.	163,630	5,979,040
Select Comfort Corp.(a)	119,260	2,553,357
TravelCenters of America LLC(a)	155,800	1,464,520
Total		33,866,286
Textiles, Apparel & Luxury Goods 1.4%
Fossil Group, Inc.(a)	25,850	945,076
Movado Group, Inc.	164,900	4,239,579
Oxford Industries, Inc.	103,300	6,592,606
Skechers U.S.A., Inc., Class A(a)	48,000	1,450,080
Wolverine World Wide, Inc.	349,300	5,836,803
Total		19,064,144
Total Consumer Discretionary		189,485,916
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
CONSUMER STAPLES 3.5%
Food & Staples Retailing 1.2%
Casey's General Stores, Inc.	16,671	2,008,022
Chefs' Warehouse Holdings, Inc. (The)(a)	19,231	320,773
Fresh Market, Inc. (The)(a)	123,495	2,892,253
Ingles Markets, Inc., Class A	25,385	1,118,971
Performance Food Group Co.(a)	110,000	2,545,400
Rite Aid Corp.(a)	375,000	2,940,000
SUPERVALU, Inc.(a)	799,875	5,423,152
Total		17,248,571
Food Products 1.7%
Cal-Maine Foods, Inc.	140,445	6,508,221
Dean Foods Co.	399,600	6,853,140
Sanderson Farms, Inc.	99,090	7,681,457
TreeHouse Foods, Inc.(a)	41,000	3,216,860
Total		24,259,678
Household Products 0.2%
HRG Group, Inc.(a)	171,084	2,319,899
Personal Products 0.4%
Nu Skin Enterprises, Inc., Class A	25,500	966,195
Usana Health Sciences, Inc.(a)	40,210	5,136,828
Total		6,103,023
Total Consumer Staples		49,931,171
ENERGY 3.1%
Energy Equipment & Services 0.8%
Core Laboratories NV	12,584	1,368,384
Hornbeck Offshore Services, Inc.(a)	40,521	402,779
Oil States International, Inc.(a)	130,280	3,550,130
Rowan Companies PLC, Class A	98,000	1,661,100
ShawCor Ltd.	77,654	1,575,304
Weatherford International PLC(a)	245,000	2,055,550
Total		10,613,247
Oil, Gas & Consumable Fuels 2.3%
Aegean Marine Petroleum Network, Inc.	200,000	1,672,000
Alon USA Energy, Inc.	194,000	2,878,960
Carrizo Oil & Gas, Inc.(a)	85,676	2,534,296
Matador Resources Co.(a)	129,000	2,550,330
Parsley Energy, Inc., Class A(a)	156,800	2,892,960
PDC Energy, Inc.(a)	191,269	10,209,939

Common Stocks (continued)

Issuer	Shares	Value ($)
REX American Resources Corp.(a)	131,043	7,085,495
SM Energy Co.	32,098	631,047
Western Refining, Inc.	61,700	2,197,754
Total		32,652,781
Total Energy		43,266,028
FINANCIALS 24.5%
Banks 6.2%
Associated Banc-Corp.	234,629	4,399,294
Banco Latinoamericano de Comercio Exterior SA, Class E	188,440	4,886,249
BBCN Bancorp, Inc.	135,800	2,338,476
Central Pacific Financial Corp.	294,995	6,495,790
Customers Bancorp, Inc.(a)	312,510	8,506,522
East West Bancorp, Inc.	83,000	3,449,480
First BanCorp(a)	681,800	2,215,850
First Busey Corp.	56,491	1,165,409
First NBC Bank Holding Co.(a)	174,975	6,542,315
Guaranty Bancorp	48,791	807,003
Hancock Holding Co.	88,600	2,230,062
Hilltop Holdings, Inc.(a)	19,230	369,601
Huntington Bancshares, Inc.	405,000	4,479,300
International Bancshares Corp.	205,765	5,288,161
Lakeland Financial Corp.	97,489	4,544,937
LegacyTexas Financial Group, Inc.	126,747	3,171,210
MB Financial, Inc.	167,350	5,417,119
Opus Bank	25,900	957,523
Prosperity Bancshares, Inc.	43,000	2,057,980
Sandy Spring Bancorp, Inc.	32,721	882,158
SVB Financial Group(a)	37,005	4,399,895
Texas Capital Bancshares, Inc.(a)	58,000	2,866,360
Umpqua Holdings Corp.	226,600	3,602,940
Wilshire Bancorp, Inc.	170,000	1,963,500
Zions Bancorporation	146,500	3,999,450
Total		87,036,584
Capital Markets 1.3%
Affiliated Managers Group, Inc.(a)	6,500	1,038,440
Arlington Asset Investment Corp., Class A	355,565	4,704,125
Cowen Group, Inc., Class A(a)	731,300	2,800,879
E*TRADE Financial Corp.(a)	122,000	3,616,080

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
KCG Holdings, Inc., Class A(a)	91,900	1,131,289
Piper Jaffray Companies(a)	16,225	655,490
SEI Investments Co.	44,846	2,349,930
Virtu Financial, Inc. Class A	119,000	2,694,160
Total		18,990,393
Consumer Finance 0.9%
Cash America International, Inc.	225,650	6,758,217
Nelnet, Inc., Class A	161,115	5,408,631
Total		12,166,848
Diversified Financial Services 0.1%
Leucadia National Corp.	77,094	1,340,665
Insurance 3.7%
Allied World Assurance Co. Holdings AG	42,625	1,585,224
American Equity Investment Life Holding Co.	229,975	5,526,299
Amtrust Financial Services, Inc.	58,500	3,602,430
Assured Guaranty Ltd.	135,000	3,568,050
CNO Financial Group, Inc.	167,000	3,188,030
Employers Holdings, Inc.	96,245	2,627,489
FNF Group	91,000	3,154,970
Hartford Financial Services Group, Inc. (The)	64,000	2,781,440
HCI Group, Inc.	50,900	1,773,865
Heritage Insurance Holdings, Inc.	328,665	7,171,470
Maiden Holdings Ltd.	458,400	6,834,744
Universal Insurance Holdings, Inc.	302,648	7,015,381
XL Group PLC	77,000	3,016,860
Total		51,846,252
Real Estate Investment Trusts (REITs) 8.5%
AG Mortgage Investment Trust, Inc.	137,060	1,759,850
Alexandria Real Estate Equities, Inc.	36,500	3,298,140
American Assets Trust, Inc.	152,600	5,852,210
Apollo Residential Mortgage, Inc.	165,910	1,982,624
Coresite Realty Corp.	136,080	7,718,458
CubeSmart	396,100	12,128,582
CyrusOne, Inc.	131,185	4,912,878
CYS Investments, Inc.	904,640	6,450,083
DuPont Fabros Technology, Inc.	251,610	7,998,682
Education Realty Trust, Inc.	72,251	2,736,868
Extra Space Storage, Inc.	98,863	8,720,705
First Industrial Realty Trust, Inc.	117,000	2,589,210
Highwoods Properties, Inc.	90,000	3,924,000

Common Stocks (continued)

Issuer	Shares	Value ($)
Kilroy Realty Corp.	34,000	2,151,520
Mack-Cali Realty Corp.	103,000	2,405,050
PS Business Parks, Inc.	16,500	1,442,595
QTS Realty Trust Inc., Class A	49,000	2,210,390
RLJ Lodging Trust	64,000	1,384,320
Ryman Hospitality Properties, Inc.	151,515	7,824,235
Sovran Self Storage, Inc.	75,200	8,069,712
STORE Capital Corp.	289,700	6,721,040
Summit Hotel Properties, Inc.	511,505	6,112,485
Sun Communities, Inc.	23,000	1,576,190
Sunstone Hotel Investors, Inc.	551,355	6,886,424
Tanger Factory Outlet Centers, Inc.	100,000	3,270,000
Total		120,126,251
Thrifts & Mortgage Finance 3.8%
Banc of California, Inc.	289,475	4,232,124
BofI Holding, Inc.(a)	179,100	3,770,055
EverBank Financial Corp.	210,000	3,355,800
Flagstar Bancorp, Inc.(a)	272,500	6,297,475
HomeStreet, Inc.(a)	171,050	3,713,496
MGIC Investment Corp.(a)	1,071,451	9,460,912
Radian Group, Inc.	633,635	8,484,373
Walker & Dunlop, Inc.(a)	255,980	7,374,784
Washington Federal, Inc.	292,060	6,959,790
Total		53,648,809
Total Financials		345,155,802
HEALTH CARE 13.5%
Biotechnology 4.9%
ACADIA Pharmaceuticals, Inc.(a)	69,670	2,483,736
Agios Pharmaceuticals, Inc.(a)	15,860	1,029,631
Alder Biopharmaceuticals, Inc.(a)	77,140	2,547,934
AMAG Pharmaceuticals, Inc.(a)	89,365	2,697,929
Anacor Pharmaceuticals, Inc.(a)	41,285	4,663,966
ARIAD Pharmaceuticals, Inc.(a)	238,210	1,488,813
Arrowhead Research Corp.(a)	418,510	2,573,836
Celldex Therapeutics, Inc.(a)	130,167	2,041,019
Cepheid(a)	154,428	5,641,255
Curis, Inc.(a)	921,700	2,682,147
Dynavax Technologies Corp.(a)	125,905	3,041,865
Infinity Pharmaceuticals, Inc.(a)	104,965	823,975

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Insmed, Inc.(a)	82,230	1,492,475
Insys Therapeutics, Inc.(a)	97,800	2,800,014
Intercept Pharmaceuticals, Inc.(a)	3,975	593,666
Keryx Biopharmaceuticals, Inc.(a)	566,215	2,859,386
Neurocrine Biosciences, Inc.(a)	66,670	3,771,522
NewLink Genetics Corp.(a)	44,380	1,614,988
Novavax, Inc.(a)	260,955	2,189,412
Portola Pharmaceuticals, Inc.(a)	22,920	1,179,234
Sarepta Therapeutics, Inc.(a)	42,995	1,658,747
Seattle Genetics, Inc.(a)	46,313	2,078,527
Spark Therapeutics, Inc.(a)	59,275	2,685,750
TESARO, Inc.(a)	55,205	2,888,326
Tokai Pharmaceuticals, Inc.(a)	151,640	1,322,301
Ultragenyx Pharmaceutical, Inc.(a)	81,294	9,119,561
vTv Therapeutics, Inc., Class A(a)	166,769	1,135,697
Total		69,105,712
Health Care Equipment & Supplies 2.8%
Abaxis, Inc.	24,728	1,376,855
Analogic Corp.	75,235	6,214,411
Globus Medical, Inc., Class A(a)	118,000	3,282,760
LivaNova PLC(a)	123,700	7,344,069
Merit Medical Systems, Inc.(a)	372,965	6,933,419
Orthofix International NV(a)	151,715	5,948,745
Sirona Dental Systems, Inc.(a)	19,995	2,190,852
Teleflex, Inc.	23,000	3,023,350
Wright Medical Group NV(a)	130,558	3,156,893
Total		39,471,354
Health Care Providers & Services 2.6%
Chemed Corp.	5,400	808,920
Envision Healthcare Holdings, Inc.(a)	49,174	1,277,049
HealthSouth Corp.	29,625	1,031,246
LHC Group, Inc.(a)	44,025	1,993,892
LifePoint Health, Inc.(a)	16,500	1,211,100
Magellan Health, Inc.(a)	130,130	8,023,816
Molina Healthcare, Inc.(a)	119,029	7,157,214
Owens & Minor, Inc.	23,400	841,932
PharMerica Corp.(a)	63,000	2,205,000
Triple-S Management Corp., Class B(a)	221,390	5,293,435
VCA, Inc.(a)	64,000	3,520,000
WellCare Health Plans, Inc.(a)	34,100	2,666,961
Total		36,030,565

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Technology 0.2%
Medidata Solutions, Inc.(a)	71,984	3,548,091
Life Sciences Tools & Services 2.2%
Affymetrix, Inc.(a)	603,655	6,090,879
Bio-Techne Corp.	22,500	2,025,000
Cambrex Corp.(a)	129,463	6,096,412
Fluidigm Corp.(a)	104,870	1,133,645
INC Research Holdings, Inc. Class A(a)	154,080	7,474,421
Mettler-Toledo International, Inc.(a)	11,506	3,902,030
PAREXEL International Corp.(a)	12,700	865,124
VWR Corp.(a)	105,712	2,992,707
Total		30,580,218
Pharmaceuticals 0.8%
Akorn, Inc.(a)	88,296	3,294,324
Catalent, Inc.(a)	32,000	800,960
Pernix Therapeutics Holdings, Inc.(a)	375,290	1,107,105
Sucampo Pharmaceuticals, Inc., Class A(a)	373,600	6,459,544
Total		11,661,933
Total Health Care		190,397,873
INDUSTRIALS 14.6%
Aerospace & Defense 1.9%
Aerojet Rocketdyne Holdings, Inc.(a)	34,400	538,704
Cubic Corp.	97,210	4,593,172
Esterline Technologies Corp.(a)	22,500	1,822,500
HEICO Corp., Class A	195,959	9,641,183
Moog, Inc., Class A(a)	163,925	9,933,855
Total		26,529,414
Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.(a)	490,215	4,941,367
Airlines 0.5%
Alaska Air Group, Inc.	32,000	2,576,320
Hawaiian Holdings, Inc.(a)	65,600	2,317,648
JetBlue Airways Corp.(a)	91,000	2,061,150
Total		6,955,118
Building Products 0.6%
Continental Building Product(a)	339,740	5,931,860
Patrick Industries, Inc.(a)	21,700	943,950
PGT, Inc.(a)	183,573	2,090,897
Total		8,966,707

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Commercial Services & Supplies 1.9%
ABM Industries, Inc.	71,000	2,021,370
Deluxe Corp.	184,385	10,056,358
Interface, Inc.	84,400	1,615,416
Knoll, Inc.	121,038	2,275,514
McGrath Rentcorp	22,790	574,080
Quad/Graphics, Inc.	452,585	4,209,040
Steelcase, Inc., Class A	100,000	1,490,000
West Corp.	189,150	4,079,966
Total		26,321,744
Construction & Engineering 0.8%
EMCOR Group, Inc.	157,845	7,582,874
Jacobs Engineering Group, Inc.(a)	34,000	1,426,300
MasTec, Inc.(a)	112,000	1,946,560
Total		10,955,734
Electrical Equipment 1.7%
AMETEK, Inc.	165,355	8,861,374
EnerSys	98,500	5,509,105
Generac Holdings, Inc.(a)	91,570	2,726,039
General Cable Corp.	437,025	5,869,246
Thermon Group Holdings, Inc.(a)	32,528	550,374
Total		23,516,138
Machinery 3.9%
Actuant Corp., Class A	75,000	1,797,000
Barnes Group, Inc.	90,600	3,206,334
Donaldson Co., Inc.	187,068	5,361,369
ESCO Technologies, Inc.	64,292	2,323,513
Global Brass & Copper Holdings, Inc.	119,800	2,551,740
Kadant, Inc.	103,665	4,209,836
Middleby Corp. (The)(a)	21,551	2,324,706
Mueller Industries, Inc.	182,700	4,951,170
Nordson Corp.	128,099	8,217,551
Oshkosh Corp.	113,624	4,435,881
Toro Co. (The)	70,261	5,133,971
Trinity Industries, Inc.	100,000	2,402,000
Wabash National Corp.(a)	728,230	8,614,961
Total		55,530,032
Marine 0.5%
Matson, Inc.	170,455	7,266,497

Common Stocks (continued)

Issuer	Shares	Value ($)
Professional Services 1.0%
Insperity, Inc.	25,700	1,237,455
Navigant Consulting, Inc.(a)	102,503	1,646,198
On Assignment, Inc.(a)	33,000	1,483,350
RPX Corp.(a)	410,565	4,516,215
Towers Watson & Co.	19,500	2,504,970
TrueBlue, Inc.(a)	92,000	2,369,920
Total		13,758,108
Road & Rail 0.6%
ArcBest Corp.	200,080	4,279,711
Avis Budget Group, Inc.(a)	41,129	1,492,572
Heartland Express, Inc.	96,695	1,645,749
Hertz Global Holdings, Inc.(a)	104,571	1,488,045
Total		8,906,077
Trading Companies & Distributors 0.9%
Applied Industrial Technologies, Inc.	78,600	3,182,514
Beacon Roofing Supply, Inc.(a)	80,000	3,294,400
MRC Global, Inc.(a)	95,500	1,231,950
Neff Corp. Class A(a)	165,000	1,263,900
Rush Enterprises, Inc., Class A(a)	41,635	911,390
Rush Enterprises, Inc., Class B(a)	30,268	662,869
United Rentals, Inc.(a)	20,000	1,450,800
Total		11,997,823
Total Industrials		205,644,759
INFORMATION TECHNOLOGY 17.0%
Communications Equipment 1.4%
ADTRAN, Inc.	156,150	2,688,903
CalAmp Corp.(a)	46,282	922,400
Finisar Corp.(a)	130,000	1,890,200
Infinera Corp.(a)	114,102	2,067,528
NETGEAR, Inc.(a)	165,400	6,931,914
Plantronics, Inc.	19,700	934,174
Polycom, Inc.(a)	375,360	4,725,783
Total		20,160,902
Electronic Equipment, Instruments & Components 2.7%
Benchmark Electronics, Inc.(a)	209,000	4,320,030
Checkpoint Systems, Inc.	255,789	1,603,797
Insight Enterprises, Inc.(a)	94,675	2,378,236
IPG Photonics Corp.(a)	61,535	5,486,461

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Jabil Circuit, Inc.	123,000	2,864,670
Knowles Corp.(a)	49,221	656,116
Littelfuse, Inc.	16,197	1,733,241
Rogers Corp.(a)	35,781	1,845,226
Sanmina Corp.(a)	150,867	3,104,843
SYNNEX Corp.	79,700	7,167,421
Tech Data Corp.(a)	106,500	7,069,470
Total		38,229,511
Internet Software & Services 4.1%
Amber Road, Inc.(a)	206,445	1,050,805
Bankrate, Inc.(a)	201,100	2,674,630
Constant Contact, Inc.(a)	50,215	1,468,286
Cvent, Inc.(a)	83,247	2,906,153
Demandware, Inc.(a)	69,074	3,727,924
DHI Group, Inc.(a)	311,025	2,852,099
EarthLink Holdings Corp.	823,950	6,121,948
Gogo, Inc.(a)	105,928	1,885,518
GTT Communications, Inc.(a)	30,847	526,250
j2 Global, Inc.	39,800	3,276,336
LogMeIn, Inc.(a)	116,615	7,824,866
Quotient Technology, Inc.(a)	157,590	1,074,764
RetailMeNot, Inc.(a)	793,765	7,874,149
SPS Commerce, Inc.(a)	79,013	5,547,503
Textura Corp.(a)	134,853	2,910,128
Web.com Group, Inc.(a)	308,175	6,166,582
Total		57,887,941
IT Services 3.3%
Blackhawk Network Holdings, Inc.(a)	94,461	4,176,121
Booz Allen Hamilton Holdings Corp.	71,000	2,190,350
Convergys Corp.	24,260	603,831
CoreLogic, Inc.(a)	78,935	2,672,739
CSG Systems International, Inc.	87,600	3,151,848
EVERTEC, Inc.	355,305	5,947,806
ExlService Holdings, Inc.(a)	127,961	5,749,288
Global Payments, Inc.	30,855	1,990,456
Hackett Group, Inc. (The)	67,051	1,077,509
NeuStar, Inc., Class A(a)	282,335	6,767,570
Sykes Enterprises, Inc.(a)	166,200	5,115,636
Virtusa Corp.(a)	73,146	3,023,856

Common Stocks (continued)

Issuer	Shares	Value ($)
WEX, Inc.(a)	14,401	1,273,048
WNS Holdings Ltd., ADR(a)	81,463	2,540,831
Total		46,280,889
Semiconductors & Semiconductor Equipment 2.7%
Amkor Technology, Inc.(a)	1,147,870	6,979,050
Cabot Microelectronics Corp.(a)	23,900	1,046,342
Cypress Semiconductor Corp.	275,000	2,697,750
Diodes, Inc.(a)	243,025	5,584,714
Fairchild Semiconductor International, Inc.(a)	140,000	2,899,400
Integrated Device Technology, Inc.(a)	97,000	2,555,950
Kulicke & Soffa Industries, Inc.(a)	236,000	2,754,120
M/A-COM Technology Solutions Holdings, Inc.(a)	21,838	892,956
Microsemi Corp.(a)	146,160	4,763,354
Monolithic Power Systems, Inc.	43,676	2,782,598
Photronics, Inc.(a)	67,700	842,865
Rubicon Technology, Inc.(a)	355,259	404,995
Xcerra Corp.(a)	570,150	3,449,408
Total		37,653,502
Software 2.7%
ANSYS, Inc.(a)	72,792	6,733,260
Aspen Technology, Inc.(a)	205,305	7,752,317
AVG Technologies NV(a)	350,130	7,020,107
Gigamon, Inc.(a)	140,800	3,741,056
NetSuite, Inc.(a)	35,086	2,968,977
Progress Software Corp.(a)	126,890	3,045,360
RealPage, Inc.(a)	93,600	2,101,320
Take-Two Interactive Software, Inc.(a)	76,000	2,647,840
VASCO Data Security International, Inc.(a)	71,700	1,199,541
Total		37,209,778
Technology Hardware, Storage & Peripherals 0.1%
Super Micro Computer, Inc.(a)	82,000	2,009,820
Total Information Technology		239,432,343
MATERIALS 2.8%
Chemicals 1.7%
Albemarle Corp.	61,500	3,444,615
Cabot Corp.	28,000	1,144,640
Chemtura Corp.(a)	272,445	7,429,575
Huntsman Corp.	112,000	1,273,440

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Innophos Holdings, Inc.	47,700	1,382,346
Innospec, Inc.	139,325	7,566,741
Orion Engineered Carbons SA	82,400	1,038,240
Total		23,279,597
Construction Materials 0.3%
US Concrete, Inc.(a)	64,200	3,380,772
Containers & Packaging 0.1%
Westrock Co.	39,000	1,779,180
Metals & Mining 0.7%
Commercial Metals Co.	202,931	2,778,125
Materion Corp.	171,955	4,814,740
Steel Dynamics, Inc.	149,000	2,662,630
Total		10,255,495
Total Materials		38,695,044
TELECOMMUNICATION SERVICES 1.1%
Diversified Telecommunication Services 0.8%
General Communication, Inc., Class A(a)	277,845	5,495,774
Globalstar, Inc.(a)	528,553	761,116
inContact, Inc.(a)	39,322	375,132
Lumos Networks Corp.	215,042	2,408,471
Vonage Holdings Corp.(a)	261,027	1,498,295
Total		10,538,788
Wireless Telecommunication Services 0.3%
Boingo Wireless, Inc.(a)	208,442	1,379,886
Shenandoah Telecommunications Co.	76,290	3,284,284
Total		4,664,170
Total Telecommunication Services		15,202,958
UTILITIES 3.7%
Electric Utilities 0.9%
IDACORP, Inc.	88,325	6,006,100
ITC Holdings Corp.	89,000	3,493,250
Pinnacle West Capital Corp.	52,500	3,385,200
Total		12,884,550
Gas Utilities 2.3%
AGL Resources, Inc.	52,000	3,318,120
Chesapeake Utilities Corp.	81,080	4,601,290

Common Stocks (continued)

Issuer	Shares	Value ($)
New Jersey Resources Corp.	238,705	7,867,717
South Jersey Industries, Inc.	157,000	3,692,640
Southwest Gas Corp.	202,795	11,186,172
WGL Holdings, Inc.	23,000	1,448,770
Total		32,114,709
Multi-Utilities 0.2%
CMS Energy Corp.	80,000	2,886,400
Water Utilities 0.3%
SJW Corp.	122,075	3,619,524
Total Utilities		51,505,183
Total Common Stocks (Cost: $1,430,202,178)		1,368,717,077

Limited Partnerships 0.2%

FINANCIALS 0.2%
Capital Markets 0.2%
Lazard Ltd., Class A	59,500	2,678,095
Total Financials		2,678,095
Total Limited Partnerships (Cost: $3,293,925)		2,678,095

Exchange-Traded Funds 0.3%

	Shares	Value ($)
iShares Russell 2000 ETF	35,000	3,937,850
Total Exchange-Traded Funds (Cost: $3,968,950)		3,937,850

Money Market Funds 3.2%

Columbia Short-Term Cash Fund, 0.284%(b)(c)	45,427,393	45,427,393
Total Money Market Funds (Cost: $45,427,393)		45,427,393
Total Investments (Cost: $1,482,892,446)		1,420,760,415
Other Assets & Liabilities, Net		(13,861,445)
Net Assets		1,406,898,970

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2015

At December 31, 2015, cash totaling $432,000 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Russell 2000 Mini	84	USD	9,504,600	03/2016	—	(29,971)

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	4,931,954	1,405,345,178	(1,364,849,739)	45,427,393	51,301	45,427,393

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	189,485,916	—	—	189,485,916
Consumer Staples	49,931,171	—	—	49,931,171
Energy	43,266,028	—	—	43,266,028
Financials	345,155,802	—	—	345,155,802
Health Care	190,397,873	—	—	190,397,873
Industrials	205,644,759	—	—	205,644,759
Information Technology	239,432,343	—	—	239,432,343
Materials	38,695,044	—	—	38,695,044
Telecommunication Services	15,202,958	—	—	15,202,958
Utilities	51,505,183	—	—	51,505,183
Total Common Stocks	1,368,717,077	—	—	1,368,717,077
Limited Partnerships
Financials	2,678,095	—	—	2,678,095
Exchange-Traded Funds	3,937,850	—	—	3,937,850
Money Market Funds	—	45,427,393	—	45,427,393
Total Investments	1,375,333,022	45,427,393	—	1,420,760,415
Derivatives
Liabilities
Futures Contracts	(29,971)	—	—	(29,971)
Total	1,375,303,051	45,427,393	—	1,420,730,444

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	4,931,954	4,931,954	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 37.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.2%
Boeing Co. (The) 10/30/22	2.200%	2,460,000	2,374,459
Harris Corp. 04/27/20	2.700%	810,000	794,664
Lockheed Martin Corp. 01/15/26	3.550%	1,600,000	1,605,630
03/01/45	3.800%	870,000	771,143
Oshkosh Corp. 03/01/22	5.375%	4,260,000	4,260,000
Total			9,805,896
AIRLINES 0.1%
United Airlines, Inc. Pass-Through Trust 09/03/22	4.625%	3,000,000	2,988,750
APARTMENT REIT 0.1%
Essex Portfolio LP 08/15/22	3.625%	1,590,000	1,587,202
01/15/23	3.375%	637,000	624,689
05/01/23	3.250%	2,205,000	2,139,483
Total			4,351,374
AUTOMOTIVE 1.3%
Daimler Finance North America LLC(b) 09/15/16	2.625%	4,010,000	4,044,687
Ford Motor Co. 01/15/43	4.750%	1,760,000	1,659,031
Ford Motor Credit Co. LLC 05/15/18	5.000%	8,940,000	9,390,531
01/15/20	8.125%	1,600,000	1,884,451
08/02/21	5.875%	5,150,000	5,742,950
General Motors Co. 04/01/35	5.000%	2,950,000	2,753,008
General Motors Financial Co., Inc. 05/15/18	3.250%	5,720,000	5,748,634
01/15/19	3.100%	1,380,000	1,377,995
Jaguar Land Rover Automotive PLC(b) 12/15/18	4.125%	3,340,000	3,356,700
03/15/20	3.500%	2,000,000	1,961,192
Nemak SAB de CV 02/28/23	5.500%	5,000,000	5,012,500
Schaeffler Finance BV(b) 05/15/21	4.250%	4,080,000	4,049,400
Tenneco, Inc. 12/15/20	6.875%	2,610,000	2,701,350
ZF North America Capital, Inc.(b) 04/29/20	4.000%	6,500,000	6,553,625
Total			56,236,054

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
BANKING 9.2%
ABN AMRO Bank NV Subordinated 07/06/22	7.125%	EUR	2,900,000	3,954,318
Akbank TAS(b) 01/24/20	4.000%		2,600,000	2,467,611
Ally Financial, Inc. 01/30/17	2.750%		4,500,000	4,488,750
05/21/18	3.600%		4,836,000	4,836,000
American Express Centurion Bank 09/13/17	6.000%		1,500,000	1,606,712
American Express Credit Corp. 07/29/16	1.300%		1,730,000	1,733,161
09/14/20	2.600%		1,495,000	1,498,453
BB&T Corp. 06/19/18	2.050%		1,460,000	1,468,300
Subordinated 10/30/26	3.800%		1,650,000	1,672,666
BNP Paribas SA(b) Subordinated 09/28/25	4.375%		1,600,000	1,566,427
BNP Paribas SA(c) Junior Subordinated 12/31/49	5.945%	GBP	2,400,000	3,502,699
Subordinated 10/14/27	2.625%	EUR	1,500,000	1,616,702
BPCE SA Subordinated 07/18/23	4.625%	EUR	5,000,000	6,226,750
BPCE SA(b)
Subordinated 07/21/24	5.150%		2,960,000	2,984,876
Bank of America Corp. 08/01/16	6.500%		3,450,000	3,550,623
07/01/20	5.625%		2,670,000	2,962,312
01/24/22	5.700%		6,910,000	7,792,366
01/21/44	5.000%		2,130,000	2,223,060
Subordinated 08/26/24	4.200%		9,620,000	9,544,752
01/22/25	4.000%		1,750,000	1,713,124
Bank of America NA Subordinated 03/15/17	5.300%		4,145,000	4,311,940
10/15/36	6.000%		1,570,000	1,863,920
Bank of Nova Scotia (The) 01/12/17	2.550%		1,180,000	1,195,670
Barclays Bank PLC 05/15/24	3.750%		1,890,000	1,926,426
Subordinated 10/14/20	5.140%		1,030,000	1,117,756
01/14/21	6.000%	EUR	2,000,000	2,604,248

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Barclays Bank PLC(c) Subordinated 01/16/23	6.750%	GBP	3,400,000	5,359,365
Branch Banking & Trust Co. Subordinated 09/16/25	3.625%		1,493,000	1,507,594
Capital One Bank USA NA 06/05/19	2.300%		1,490,000	1,476,511
Subordinated 02/15/23	3.375%		5,680,000	5,558,317
Capital One Financial Corp. Subordinated 10/29/25	4.200%		4,415,000	4,359,155
Capital One NA 08/17/18	2.350%		3,500,000	3,506,576
Citigroup, Inc. 05/01/18	1.750%		13,150,000	13,038,777
04/08/19	2.550%		2,200,000	2,208,932
01/14/22	4.500%		4,200,000	4,498,141
Subordinated 06/10/25	4.400%		11,460,000	11,574,692
09/29/27	4.450%		2,100,000	2,087,593
Commerzbank AG Subordinated 03/22/19	6.375%	EUR	3,600,000	4,399,381
Commerzbank AG(b)
Subordinated 09/19/23	8.125%		2,250,000	2,582,347
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 02/08/22	3.875%		3,590,000	3,788,829
Subordinated 11/09/22	3.950%		1,000,000	1,012,224
Corpbanca SA(b) 09/22/19	3.875%		5,450,000	5,398,285
Credit Agricole SA Subordinated 12/18/23	7.375%	GBP	3,100,000	5,643,472
Credit Suisse Group Funding Ltd.(b) 12/10/20	3.125%		3,420,000	3,404,466
05/15/45	4.875%		1,000,000	986,086
Danske Bank A/S Subordinated(c) 05/19/26	2.750%	EUR	4,500,000	5,041,487
Deutsche Bank AG Subordinated 02/17/25	2.750%	EUR	6,000,000	6,045,728
Deutsche Bank AG(c)
Subordinated 05/24/28	4.296%		980,000	894,476

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Discover Bank 02/21/18	2.000%		3,874,000	3,847,808
Fifth Third Bancorp Subordinated 01/16/24	4.300%		2,710,000	2,775,988
Fifth Third Bank 10/01/21	2.875%		2,230,000	2,223,696
Goldman Sachs Group, Inc. (The) 09/01/17	6.250%		5,400,000	5,783,071
01/22/18	2.375%		7,840,000	7,907,738
07/19/18	2.900%		1,400,000	1,427,317
03/15/20	5.375%		7,570,000	8,315,971
09/15/20	2.750%		1,530,000	1,528,995
01/24/22	5.750%		3,100,000	3,525,385
03/03/24	4.000%		2,870,000	2,945,711
01/23/25	3.500%		3,640,000	3,572,118
07/08/44	4.800%		2,890,000	2,881,420
Subordinated 10/21/25	4.250%		2,040,000	2,026,212
10/01/37	6.750%		2,250,000	2,630,106
05/22/45	5.150%		1,750,000	1,701,054
HBOS PLC Subordinated(b) 05/21/18	6.750%		2,280,000	2,486,691
HSBC Bank PLC Subordinated 07/07/23	6.500%	GBP	1,500,000	2,572,178
HSBC Bank USA NA Subordinated 11/01/34	5.875%		820,000	950,179
HSBC Holdings PLC Subordinated 06/10/19	6.000%	EUR	3,100,000	3,915,270
ING Bank NV Subordinated(c) 02/25/26	3.625%	EUR	4,900,000	5,701,610
Intesa Sanpaolo SpA Subordinated(b) 06/26/24	5.017%		3,390,000	3,335,248
JPMorgan Chase & Co. 07/05/16	3.150%		6,400,000	6,466,157
10/02/17	6.400%		900,000	969,234
01/15/18	6.000%		1,965,000	2,122,320
05/10/21	4.625%		7,100,000	7,669,093
09/23/22	3.250%		3,280,000	3,298,932
01/23/25	3.125%		7,500,000	7,296,007
Subordinated 09/10/24	3.875%		3,320,000	3,302,550
06/01/45	4.950%		2,400,000	2,403,866
KeyCorp 12/13/18	2.300%		3,440,000	3,445,115

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Lloyds Bank PLC Subordinated 04/22/25	7.625%	GBP	3,100,000	5,843,027
Morgan Stanley 04/01/18	6.625%		8,950,000	9,813,943
09/23/19	5.625%		5,390,000	5,939,640
01/27/20	2.650%		840,000	837,716
10/23/24	3.700%		2,710,000	2,723,032
Subordinated 11/24/25	5.000%		12,970,000	13,768,278
Nationwide Building Society Subordinated 07/22/20	6.750%	EUR	3,000,000	4,001,239
Northern Trust Co. (The) Subordinated 08/15/18	6.500%		1,520,000	1,690,929
PNC Bank NA Subordinated 12/07/17	6.000%		4,680,000	5,010,787
07/25/23	3.800%		1,750,000	1,799,226
Rabobank Nederland NV Subordinated 11/09/20	3.750%	EUR	1,500,000	1,798,386
09/14/22	4.125%	EUR	3,000,000	3,639,997
Regions Bank Subordinated 05/15/18	7.500%		250,000	277,785
06/26/37	6.450%		2,000,000	2,327,402
Royal Bank of Scotland Group PLC Subordinated 12/15/22	6.125%		2,310,000	2,514,892
Royal Bank of Scotland PLC (The) 03/16/16	4.375%		1,600,000	1,610,438
Subordinated 04/09/18	6.934%	EUR	1,500,000	1,825,296
Santander Issuances SAU Subordinated 03/18/25	2.500%	EUR	8,000,000	8,140,938
Standard Chartered PLC(b) Subordinated 01/11/23	3.950%		1,700,000	1,634,902
Standard Chartered PLC(c)
Subordinated 10/21/25	4.000%	EUR	2,000,000	2,191,631
Synchrony Financial 01/15/19	2.600%		3,790,000	3,776,383
08/15/19	3.000%		1,100,000	1,098,473
U.S. Bancorp 03/15/22	3.000%		960,000	979,646
Junior Subordinated 02/01/16	3.442%		1,720,000	1,723,699

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated 09/11/24	3.600%	630,000	640,202
UBS Group Funding Jersey Ltd.(b) 09/24/25	4.125%	1,720,000	1,710,418
US Bank NA 01/27/25	2.800%	2,390,000	2,325,291
Wells Fargo & Co. 07/22/20	2.600%	5,390,000	5,390,329
04/01/21	4.600%	1,350,000	1,471,678
09/29/25	3.550%	4,890,000	4,933,986
Subordinated 08/15/23	4.125%	1,300,000	1,350,142
06/03/26	4.100%	1,750,000	1,766,440
01/15/44	5.606%	2,861,000	3,178,282
11/04/44	4.650%	740,000	719,930
11/17/45	4.900%	1,555,000	1,568,867
Total			393,852,346
BROKERAGE/ASSET MANAGERS/EXCHANGES —%
Jefferies Group LLC 04/13/18	5.125%	1,870,000	1,944,937
BUILDING MATERIALS 0.2%
Masco Corp. 04/01/25	4.450%	4,250,000	4,165,000
Owens Corning 12/15/22	4.200%	2,185,000	2,186,272
Total			6,351,272
CABLE AND SATELLITE 1.4%
CCO Holdings LLC/Capital Corp. 09/30/22	5.250%	6,110,000	6,171,100
CCO Safari II LLC(b) 07/23/25	4.908%	11,070,000	11,059,229
Comcast Corp. 08/15/35	4.400%	1,650,000	1,659,831
11/15/35	6.500%	178,000	223,090
05/15/38	6.400%	4,910,000	6,042,020
03/01/44	4.750%	2,308,000	2,397,338
DISH DBS Corp. 02/01/16	7.125%	2,510,000	2,519,875
07/15/17	4.625%	2,040,000	2,080,800
NBCUniversal Media LLC 04/30/20	5.150%	4,020,000	4,488,631
04/01/21	4.375%	5,420,000	5,887,366
01/15/23	2.875%	1,510,000	1,499,350
Sirius XM Radio, Inc.(b) 07/15/24	6.000%	1,900,000	1,985,500
04/15/25	5.375%	4,000,000	4,015,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Time Warner Cable, Inc. 07/01/18	6.750%	1,570,000	1,712,952
09/01/41	5.500%	730,000	659,661
09/15/42	4.500%	960,000	753,391
Virgin Media Secured Finance PLC(b) 04/15/21	5.375%	2,520,000	2,601,900
01/15/26	5.250%	4,500,000	4,376,250
Total			60,133,284
CHEMICALS 0.5%
Ashland, Inc.(c) 08/15/22	4.750%	3,110,000	3,024,475
Dow Chemical Co. (The) 11/15/20	4.250%	836,000	875,096
Eastman Chemical Co. 01/15/20	2.700%	1,870,000	1,851,528
08/15/22	3.600%	2,920,000	2,906,072
Ecolab, Inc. 12/08/21	4.350%	3,800,000	4,057,522
LyondellBasell Industries NV 04/15/19	5.000%	3,380,000	3,595,641
02/26/55	4.625%	1,800,000	1,459,764
Mosaic Co. (The) 11/15/43	5.625%	1,610,000	1,543,180
Total			19,313,278
CONSTRUCTION MACHINERY 0.2%
Caterpillar Financial Services Corp. 06/01/22	2.850%	2,890,000	2,861,669
John Deere Capital Corp. 10/15/21	3.150%	3,250,000	3,307,421
United Rentals North America, Inc. 07/15/23	4.625%	2,360,000	2,354,100
11/15/24	5.750%	2,000,000	1,980,000
Total			10,503,190
CONSUMER CYCLICAL SERVICES —%
Amazon.com, Inc. 12/05/24	3.800%	1,750,000	1,820,455
CONSUMER PRODUCTS 0.2%
Jarden Corp. 05/01/17	7.500%	3,000,000	3,067,500
Jarden Corp.(b) 11/15/23	5.000%	2,000,000	2,045,000
Spectrum Brands, Inc.(b) 07/15/25	5.750%	5,010,000	5,135,250
Total			10,247,750

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DIVERSIFIED MANUFACTURING 0.5%
General Electric Capital Corp. 10/17/21	4.650%	5,134,000	5,684,201
Subordinated 02/11/21	5.300%	376,000	423,985
General Electric Co. 12/06/17	5.250%	1,520,000	1,622,880
10/09/22	2.700%	3,900,000	3,883,647
10/09/42	4.125%	2,160,000	2,109,860
Terex Corp. 04/01/20	6.500%	3,000,000	2,887,500
United Technologies Corp. 04/15/40	5.700%	1,420,000	1,664,477
06/01/42	4.500%	1,840,000	1,852,950
Total			20,129,500
ELECTRIC 1.8%
AES Corp. (The) 05/15/23	4.875%	2,000,000	1,750,000
CMS Energy Corp. 06/15/19	8.750%	3,330,000	3,982,177
Calpine Corp. 01/15/23	5.375%	780,000	700,050
01/15/25	5.750%	3,250,000	2,868,125
Calpine Corp.(b) 01/15/24	5.875%	1,500,000	1,537,500
CenterPoint Energy Houston Electric LLC 08/01/42	3.550%	760,000	683,498
Consolidated Edison Co. of New York, Inc. 03/01/43	3.950%	2,290,000	2,115,117
Constellation Energy Group, Inc. 12/01/20	5.150%	2,020,000	2,193,205
Consumers Energy Co. 05/15/22	2.850%	490,000	485,116
08/15/23	3.375%	700,000	715,645
Covanta Holding Corp. 03/01/24	5.875%	3,540,000	3,203,700
DPL, Inc. 10/15/16	6.500%	175,000	175,000
Dominion Resources, Inc. 06/15/18	6.400%	1,880,000	2,058,399
09/15/22	2.750%	2,630,000	2,542,408
10/01/25	3.900%	3,000,000	3,003,120
08/01/41	4.900%	2,550,000	2,506,380
Dominion Resources, Inc.(c) 06/30/66	7.500%	1,970,000	1,634,115
Duke Energy Corp. 09/15/21	3.550%	2,860,000	2,920,778

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Florida LLC 09/15/37	6.350%	1,170,000	1,491,369
11/15/42	3.850%	2,830,000	2,647,793
Duke Energy Progress LLC 08/15/25	3.250%	1,570,000	1,580,919
12/01/44	4.150%	1,565,000	1,528,927
Edison International 09/15/17	3.750%	1,730,000	1,784,678
Exelon Generation Co. LLC 06/15/22	4.250%	900,000	911,876
06/15/42	5.600%	760,000	707,689
FirstEnergy Corp. 03/15/18	2.750%	930,000	934,232
03/15/23	4.250%	7,480,000	7,610,085
Florida Power & Light Co. 02/01/42	4.125%	3,380,000	3,362,367
Georgia Power Co. 03/15/42	4.300%	700,000	646,524
IPALCO Enterprises, Inc. 07/15/20	3.450%	2,400,000	2,352,000
Ipalco Enterprises, Inc. 05/01/18	5.000%	2,521,000	2,640,747
MidAmerican Energy Co. 10/15/44	4.400%	2,790,000	2,821,167
NextEra Energy Capital Holdings, Inc.(c) 09/01/67	7.300%	3,060,000	2,924,442
PacifiCorp 01/15/39	6.000%	2,229,000	2,704,646
Potomac Electric Power Co. 03/15/24	3.600%	1,550,000	1,603,216
Progress Energy, Inc. 04/01/22	3.150%	900,000	883,276
Southern Power Co. 09/15/41	5.150%	500,000	462,615
Xcel Energy, Inc. 09/15/41	4.800%	820,000	823,843
Total			75,496,744
ENVIRONMENTAL 0.3%
Clean Harbors, Inc. 08/01/20	5.250%	2,830,000	2,886,600
Republic Services, Inc. 06/01/22	3.550%	3,200,000	3,276,477
Waste Management, Inc. 09/01/16	2.600%	2,580,000	2,597,851
06/30/20	4.750%	2,890,000	3,132,431
03/01/45	4.100%	2,222,000	2,066,522
Total			13,959,881
Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FINANCE COMPANIES 0.8%
AerCap Ireland Capital Ltd./Global Aviation Trust 05/15/19	3.750%	7,340,000	7,330,825
CIT Group, Inc. 08/15/17	4.250%	4,710,000	4,815,975
08/15/22	5.000%	2,930,000	3,008,758
GE Capital International Funding Co.(b) 11/15/20	2.342%	15,671,000	15,540,304
International Lease Finance Corp. 05/15/19	6.250%	1,800,000	1,928,250
Total			32,624,112
FOOD AND BEVERAGE 0.8%
Anheuser-Busch InBev Worldwide, Inc. 01/15/19	7.750%	3,580,000	4,138,247
07/15/22	2.500%	2,280,000	2,193,551
Constellation Brands, Inc. 11/15/19	3.875%	5,500,000	5,651,250
JBS Investments GmbH(b) 04/03/24	7.250%	5,500,000	4,991,250
Kraft Foods Group, Inc. 06/04/42	5.000%	1,820,000	1,832,542
Kraft Heinz Co. (The)(b) 02/15/25	4.875%	2,274,000	2,417,205
07/15/25	3.950%	1,135,000	1,145,567
07/15/45	5.200%	1,750,000	1,828,589
Mead Johnson Nutrition Co. 11/15/20	3.000%	850,000	849,743
Mondelez International, Inc. 02/01/24	4.000%	1,860,000	1,917,279
Pernod Ricard SA(b) 01/15/17	2.950%	1,850,000	1,873,136
Tyson Foods, Inc. 06/15/22	4.500%	2,821,000	3,002,568
Tyson Foods, Inc.(c) 04/01/16	6.600%	1,250,000	1,266,539
Total			33,107,466
FOREIGN AGENCIES 0.1%
CNOOC Nexen Finance ULC 04/30/24	4.250%	2,170,000	2,193,165
Sinopec Group Overseas Development 2015 Ltd.(b) 04/28/20	2.500%	2,000,000	1,967,502
Total			4,160,667
GAMING 0.1%
GLP Capital LP/Financing II, Inc. 11/01/20	4.875%	5,930,000	5,811,400

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HEALTH CARE 1.6%
Becton Dickinson and Co. 12/15/24	3.734%	5,390,000	5,435,955
CHS/Community Health Systems, Inc. 08/15/18	5.125%	5,541,000	5,568,705
Catholic Health Initiatives 11/01/22	2.950%	1,425,000	1,390,913
DaVita HealthCare Partners, Inc. 07/15/24	5.125%	4,480,000	4,480,000
Express Scripts Holding Co. 02/15/17	2.650%	3,320,000	3,352,606
06/15/19	7.250%	2,303,000	2,658,392
Fresenius Medical Care US Finance II, Inc.(b) 10/15/20	4.125%	1,000,000	1,010,000
HCA, Inc. 03/15/19	3.750%	7,020,000	7,072,650
10/15/19	4.250%	950,000	969,000
02/01/25	5.375%	2,100,000	2,073,750
Medtronic, Inc. 03/15/20	2.500%	2,300,000	2,316,318
04/01/23	2.750%	1,300,000	1,267,100
03/15/25	3.500%	5,360,000	5,403,791
03/15/35	4.375%	2,680,000	2,709,057
NYU Hospitals Center 07/01/42	4.428%	1,000,000	950,429
St. Jude Medical, Inc. 09/15/18	2.000%	1,410,000	1,407,384
Tenet Healthcare Corp. 03/01/19	5.000%	3,000,000	2,767,500
10/01/21	4.375%	2,500,000	2,412,500
Thermo Fisher Scientific, Inc. 08/15/21	3.600%	3,590,000	3,645,440
02/15/22	3.300%	896,000	893,798
02/01/44	5.300%	1,970,000	2,104,975
Universal Health Services, Inc. 06/30/16	7.125%	1,860,000	1,901,850
Universal Health Services, Inc.(b) 08/01/19	3.750%	1,000,000	1,017,500
08/01/22	4.750%	1,600,000	1,616,000
Zimmer Biomet Holdings, Inc. 04/01/20	2.700%	1,740,000	1,718,132
Total			66,143,745
HEALTHCARE INSURANCE 0.2%
Aetna, Inc. 11/15/22	2.750%	2,010,000	1,952,604
UnitedHealth Group, Inc. 12/15/21	2.875%	2,110,000	2,139,268
03/15/22	2.875%	3,600,000	3,595,378
07/15/25	3.750%	1,860,000	1,917,429
Total			9,604,679

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HEALTHCARE REIT 0.1%
Senior Housing Properties Trust 05/01/24	4.750%	1,000,000	973,776
Ventas Realty LP/Capital Corp. 06/01/21	4.750%	700,000	745,508
Welltower, Inc. 03/15/18	2.250%	730,000	729,345
03/15/23	3.750%	1,440,000	1,414,045
Total			3,862,674
HOME CONSTRUCTION 0.4%
D.R. Horton, Inc. 02/15/18	3.625%	3,400,000	3,442,500
08/15/23	5.750%	1,100,000	1,172,600
Lennar Corp. 12/15/17	4.750%	2,150,000	2,209,125
06/15/19	4.500%	3,550,000	3,609,906
MDC Holdings, Inc. 01/15/24	5.500%	2,330,000	2,353,300
TRI Pointe Holdings, Inc./Group 06/15/19	4.375%	1,870,000	1,827,925
06/15/24	5.875%	1,700,000	1,653,250
Toll Brothers Finance Corp. 11/01/19	6.750%	675,000	742,500
Total			17,011,106
INDEPENDENT ENERGY 0.9%
Anadarko Petroleum Corp. 09/15/16	5.950%	1,890,000	1,942,083
09/15/36	6.450%	1,610,000	1,551,813
Apache Corp. 04/15/43	4.750%	700,000	584,983
California Resources Corp. 09/15/21	5.500%	575,000	181,125
California Resources Corp.(b) 12/15/22	8.000%	1,540,000	810,425
Chesapeake Energy Corp.(b) 12/15/22	8.000%	1,937,000	949,130
Cimarex Energy Co. 06/01/24	4.375%	4,000,000	3,548,600
Concho Resources, Inc. 01/15/21	7.000%	5,020,000	4,944,700
01/15/22	6.500%	1,440,000	1,382,400
ConocoPhillips Holding Co. 04/15/29	6.950%	2,560,000	2,932,201
Continental Resources, Inc. 09/15/22	5.000%	3,630,000	2,677,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Denbury Resources, Inc. 07/15/23	4.625%		980,000	315,443
Devon Energy Corp. 06/15/45	5.000%		650,000	492,637
EOG Resources, Inc. 02/01/21	4.100%		1,830,000	1,930,527
Hess Corp. 01/15/40	6.000%		1,320,000	1,170,192
Newfield Exploration Co. 01/30/22	5.750%		5,140,000	4,548,900
Noble Energy, Inc. 12/15/21	4.150%		2,640,000	2,558,532
Range Resources Corp.(b) 05/15/25	4.875%		3,000,000	2,280,000
Talisman Energy, Inc. 06/01/19	7.750%		1,085,000	1,169,199
Whiting Petroleum Corp. 03/15/19	5.000%		2,970,000	2,242,350
03/15/21	5.750%		1,800,000	1,312,200
Total				39,524,565
INTEGRATED ENERGY 0.4%
BP Capital Markets PLC 10/01/20	4.500%		1,440,000	1,541,196
05/10/23	2.750%		2,380,000	2,234,794
Chevron Corp. 06/24/20	2.427%		2,390,000	2,392,404
Exxon Mobil Corp. 03/06/25	2.709%		3,740,000	3,657,125
Shell International Finance BV 05/11/25	3.250%		3,310,000	3,230,477
08/21/42	3.625%		2,890,000	2,411,390
08/12/43	4.550%		1,150,000	1,117,829
Total Capital Canada Ltd. 07/15/23	2.750%		2,550,000	2,446,863
Total				19,032,078
LEISURE 0.1%
Royal Caribbean Cruises Ltd. 11/15/22	5.250%		3,320,000	3,403,000
LIFE INSURANCE 1.0%
Allianz Finance II BV Subordinated(c) 07/08/41	5.750%	EUR	2,700,000	3,393,894
American International Group, Inc. 01/16/18	5.850%		1,742,000	1,876,481
06/01/22	4.875%		9,750,000	10,529,415
07/16/44	4.500%		1,570,000	1,451,870

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
CNP Assurances Subordinated(c) 12/31/49	4.000%	EUR	5,000,000	5,108,327
Lincoln National Corp. 02/15/20	6.250%		2,040,000	2,292,281
MetLife, Inc. 08/13/42	4.125%		1,020,000	968,026
11/13/43	4.875%		1,480,000	1,552,675
Metropolitan Life Global Funding I(b) 01/10/23	3.000%		3,490,000	3,472,390
Principal Financial Group, Inc. 09/15/22	3.300%		750,000	748,169
Prudential Financial, Inc. 06/21/20	5.375%		1,270,000	1,411,951
12/14/36	5.700%		510,000	576,896
05/12/41	5.625%		3,230,000	3,573,846
TIAA Asset Management Finance Co. LLC(b) 11/01/24	4.125%		1,090,000	1,093,703
Voya Financial, Inc. 07/15/22	5.500%		2,410,000	2,696,756
07/15/43	5.700%		1,440,000	1,634,888
Total				42,381,568
LODGING —%
Wyndham Worldwide Corp. 03/01/17	2.950%		1,660,000	1,670,094
MEDIA AND ENTERTAINMENT 1.7%
21st Century Fox America, Inc. 09/15/22	3.000%		3,310,000	3,261,747
08/15/39	6.900%		1,590,000	1,880,305
09/15/44	4.750%		2,840,000	2,731,674
21st Century Fox America, Inc.(b) 10/15/25	3.700%		1,000,000	997,521
Activision Blizzard, Inc.(b) 09/15/21	5.625%		6,080,000	6,368,800
CBS Corp. 01/15/25	3.500%		2,260,000	2,154,528
07/01/42	4.850%		700,000	628,275
Discovery Communications LLC 08/15/19	5.625%		1,350,000	1,469,079
04/01/23	3.250%		2,510,000	2,312,619
Grupo Televisa SAB 05/13/45	5.000%		500,000	429,902
Interpublic Group of Companies, Inc. (The) 03/15/22	4.000%		1,565,000	1,567,271
Lamar Media Corp. 01/15/24	5.375%		5,890,000	6,066,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
McGraw Hill Financial, Inc. 08/14/20	3.300%	1,690,000	1,704,441
Myriad International Holdings BV(b) 07/21/25	5.500%	3,100,000	2,976,639
Netflix, Inc. 02/01/21	5.375%	3,840,000	4,032,000
03/01/24	5.750%	2,890,000	2,969,475
Nielsen Finance LLC/Co.(b) 04/15/22	5.000%	4,876,000	4,815,050
Omnicom Group, Inc. 05/01/22	3.625%	480,000	484,531
TEGNA, Inc. 07/15/20	5.125%	4,150,000	4,305,625
Time Warner, Inc. 01/15/21	4.700%	1,900,000	2,044,894
07/15/25	3.600%	7,000,000	6,814,353
05/01/32	7.700%	1,500,000	1,872,243
12/15/43	5.350%	1,000,000	998,555
Viacom, Inc. 03/01/21	4.500%	1,330,000	1,373,039
06/15/22	3.125%	3,500,000	3,242,614
Walt Disney Co. (The) 12/01/22	2.350%	2,160,000	2,132,272
06/01/44	4.125%	2,950,000	3,008,578
Total			72,642,730
METALS 0.5%
Alcoa, Inc. 10/01/24	5.125%	3,850,000	3,503,500
ArcelorMittal 06/01/20	5.125%	1,500,000	1,245,000
ArcelorMittal(c) 08/05/20	6.250%	3,160,000	2,524,050
Barrick Gold Corp. 05/01/23	4.100%	286,000	245,348
Barrick North America Finance LLC 05/30/21	4.400%	1,510,000	1,355,876
05/01/43	5.750%	710,000	513,518
Freeport-McMoRan, Inc. 03/15/23	3.875%	1,880,000	1,071,600
Glencore Finance Canada Ltd.(b) 11/15/21	4.950%	1,830,000	1,473,150
Newmont Mining Corp. 10/01/39	6.250%	770,000	615,123
Southern Copper Corp. 11/08/42	5.250%	1,030,000	743,381
Steel Dynamics, Inc. 08/15/19	6.125%	4,060,000	4,090,450

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teck Resources Ltd. 01/15/17	3.150%	1,500,000	1,350,000
Vale Overseas Ltd. 09/15/19	5.625%	2,910,000	2,633,550
Total			21,364,546
MIDSTREAM 1.6%
AmeriGas Finance LLC/Corp. 05/20/20	6.750%	2,720,000	2,645,200
AmeriGas Partners LP/Finance Corp. 08/20/19	6.250%	2,960,000	2,841,600
Columbia Pipeline Group, Inc.(b) 06/01/25	4.500%	2,390,000	2,165,914
Enbridge Energy Partners LP 03/15/20	5.200%	2,020,000	2,046,565
Enbridge, Inc. 06/10/44	4.500%	1,300,000	886,712
Energy Transfer Equity LP 10/15/20	7.500%	1,662,000	1,529,040
Energy Transfer Partners LP 10/01/20	4.150%	2,140,000	1,974,135
02/01/22	5.200%	753,000	703,494
02/01/23	3.600%	2,770,000	2,280,162
02/01/42	6.500%	1,771,000	1,440,345
Enterprise Products Operating LLC 09/01/20	5.200%	5,020,000	5,265,006
03/15/44	4.850%	4,160,000	3,368,061
Enterprise Products Operating LLC(c) 01/15/68	7.034%	2,020,000	2,050,300
Kinder Morgan Energy Partners LP 04/01/20	6.500%	1,870,000	1,907,965
09/15/20	5.300%	1,600,000	1,584,021
09/01/39	6.500%	2,000,000	1,646,710
Kinder Morgan, Inc. 06/01/18	7.250%	1,740,000	1,812,861
06/01/25	4.300%	730,000	630,725
06/01/45	5.550%	2,510,000	1,959,381
MPLX LP(b) 12/01/24	4.875%	2,000,000	1,795,000
06/01/25	4.875%	4,700,000	4,206,500
Magellan Midstream Partners LP 07/15/19	6.550%	2,140,000	2,336,349
Plains All American Pipeline LP/Finance Corp. 06/01/22	3.650%	3,360,000	2,883,377
Sabine Pass Liquefaction LLC(b) 03/01/25	5.625%	3,700,000	3,131,125
Suburban Propane Partners LP/Energy Finance Corp. 03/01/25	5.750%	958,000	775,980

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sunoco Logistics Partners Operations LP 01/15/23	3.450%	3,165,000	2,671,387
Targa Resources Partners LP/Finance Corp. 11/15/23	4.250%	2,140,000	1,647,800
Tesoro Logistics LP/Finance Corp.(b) 10/15/19	5.500%	2,000,000	1,940,000
TransCanada PipeLines Ltd 08/01/22	2.500%	1,800,000	1,652,508
Williams Companies, Inc. (The) 01/15/23	3.700%	2,155,000	1,488,596
06/24/44	5.750%	810,000	480,942
Williams Partners LP 11/15/20	4.125%	2,760,000	2,464,078
09/15/45	5.100%	2,160,000	1,421,524
Total			67,633,363
NATURAL GAS 0.2%
NiSource Finance Corp. 02/01/45	5.650%	1,660,000	1,907,957
Sempra Energy 06/01/16	6.500%	1,500,000	1,527,243
03/15/20	2.400%	1,120,000	1,097,701
10/01/22	2.875%	1,830,000	1,770,847
Total			6,303,748
OFFICE REIT 0.1%
Kilroy Realty LP 01/15/23	3.800%	3,200,000	3,170,659
10/01/25	4.375%	690,000	698,884
Reckson Operating Partnership LP 03/31/16	6.000%	1,020,000	1,029,514
Total			4,899,057
OIL FIELD SERVICES 0.3%
Ensco PLC 03/15/21	4.700%	4,410,000	3,550,839
03/15/25	5.200%	800,000	569,337
Halliburton Co. 11/15/25	3.800%	2,930,000	2,853,006
Noble Holding International Ltd. 04/01/25	5.950%	1,680,000	1,158,940
Schlumberger Investment SA 12/01/23	3.650%	2,350,000	2,384,138
Transocean, Inc. 11/15/20	6.500%	2,020,000	1,393,800
Weatherford International Ltd. 04/15/22	4.500%	2,390,000	1,720,800
Total			13,630,860

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OTHER FINANCIAL INSTITUTIONS 0.1%
Icahn Enterprises LP/Finance Corp. 03/15/17	3.500%	3,030,000	3,045,150
OTHER INDUSTRY 0.1%
Belden, Inc.(b) 07/15/24	5.250%	3,234,000	2,975,280
Johns Hopkins University 07/01/53	4.083%	500,000	490,929
Total			3,466,209
OTHER REIT 0.2%
Hospitality Properties Trust 03/15/24	4.650%	2,700,000	2,657,478
03/15/25	4.500%	1,670,000	1,603,357
Host Hotels & Resorts LP 10/01/21	6.000%	660,000	730,402
10/15/23	3.750%	1,660,000	1,600,466
Total			6,591,703
PACKAGING 0.5%
Ball Corp. 11/15/23	4.000%	5,810,000	5,541,287
Berry Plastics Corp. 07/15/23	5.125%	4,780,000	4,648,550
Crown Americas LLC/Capital Corp. III 02/01/21	6.250%	4,000,000	4,130,000
Crown Americas LLC/Capital Corp. IV 01/15/23	4.500%	1,770,000	1,730,175
Reynolds Group Issuer, Inc./LLC 10/15/20	5.750%	4,000,000	4,068,760
Total			20,118,772
PAPER 0.2%
Georgia-Pacific LLC(b) 11/01/20	5.400%	4,310,000	4,754,180
International Paper Co. 11/15/41	6.000%	690,000	723,622
WestRock RKT Co. 03/01/23	4.000%	3,005,000	3,015,181
WestRock RKT Co. 03/01/20	3.500%	1,430,000	1,444,335
Total			9,937,318
PHARMACEUTICALS 1.9%
AbbVie, Inc. 11/06/17	1.750%	4,310,000	4,301,634
11/06/22	2.900%	1,480,000	1,431,808

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/14/25	3.600%	4,230,000	4,174,735
11/06/42	4.400%	2,420,000	2,260,094
Actavis Funding SCS 06/15/24	3.850%	1,810,000	1,813,224
03/15/35	4.550%	2,580,000	2,507,391
Actavis, Inc. 10/01/17	1.875%	3,258,000	3,254,120
10/01/22	3.250%	3,980,000	3,912,933
10/01/42	4.625%	850,000	808,033
Amgen, Inc. 05/15/17	2.125%	2,780,000	2,796,964
06/01/17	5.850%	950,000	1,004,583
06/15/21	4.100%	3,040,000	3,201,616
05/15/43	5.375%	3,020,000	3,208,481
Baxalta, Inc.(b) 06/23/25	4.000%	2,910,000	2,879,509
Biogen, Inc. 09/15/22	3.625%	5,820,000	5,884,462
Celgene Corp. 08/15/22	3.250%	2,520,000	2,500,021
08/15/25	3.875%	2,840,000	2,828,498
Forest Laboratories LLC(b) 02/15/21	4.875%	3,830,000	4,147,132
Gilead Sciences, Inc. 12/01/21	4.400%	4,940,000	5,335,783
03/01/26	3.650%	3,370,000	3,398,574
Mallinckrodt International Finance SA 04/15/18	3.500%	4,400,000	4,180,000
Merck & Co., Inc. 09/15/22	2.400%	2,155,000	2,111,635
Perrigo Finance Unlimited Co. 12/15/24	3.900%	1,200,000	1,157,822
Roche Holdings, Inc.(b) 09/30/24	3.350%	2,010,000	2,057,171
Sanofi 03/29/21	4.000%	872,000	933,154
Valeant Pharmaceuticals International, Inc.(b) 08/15/18	6.750%	4,300,000	4,261,300
04/15/25	6.125%	2,750,000	2,454,375
Total			78,805,052
PROPERTY & CASUALTY 0.7%
ACE INA Holdings, Inc. 03/15/25	3.150%	3,840,000	3,795,114
05/03/26	3.350%	1,480,000	1,475,465
Allstate Corp. (The)(c) 08/15/53	5.750%	1,460,000	1,500,880
Berkshire Hathaway Finance Corp. 05/15/22	3.000%	1,440,000	1,464,467

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Berkshire Hathaway, Inc. 02/11/43	4.500%	3,510,000	3,534,321
Hartford Financial Services Group, Inc. (The) 10/15/16	5.500%	1,420,000	1,467,371
10/15/36	5.950%	550,000	630,748
Liberty Mutual Group, Inc.(b) 05/01/22	4.950%	2,060,000	2,183,569
08/01/44	4.850%	2,760,000	2,555,854
Markel Corp. 07/01/22	4.900%	3,050,000	3,270,732
03/30/23	3.625%	860,000	848,056
Travelers Companies, Inc. (The) 08/01/43	4.600%	1,000,000	1,050,840
08/25/45	4.300%	1,120,000	1,129,066
WR Berkley Corp. 03/15/22	4.625%	1,860,000	1,964,181
08/01/44	4.750%	780,000	747,926
XLIT Ltd. Subordinated 03/31/25	4.450%	830,000	812,780
Total			28,431,370
RAILROADS 0.4%
Burlington Northern Santa Fe LLC 09/01/20	3.600%	1,881,000	1,960,502
03/01/41	5.050%	700,000	724,289
09/15/41	4.950%	1,650,000	1,682,008
03/15/43	4.450%	2,430,000	2,310,500
04/01/45	4.150%	1,000,000	906,327
CSX Corp. 06/01/21	4.250%	1,600,000	1,693,427
Norfolk Southern Corp. 04/01/18	5.750%	1,280,000	1,381,326
12/01/21	3.250%	2,300,000	2,294,057
Union Pacific Corp. 09/15/41	4.750%	2,150,000	2,298,041
Total			15,250,477
REFINING 0.2%
Marathon Petroleum Corp. 03/01/16	3.500%	2,160,000	2,166,087
Phillips 66
04/01/22	4.300%	5,500,000	5,658,383
Tesoro Corp. 10/01/22	5.375%	1,800,000	1,804,500
Total			9,628,970

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RESTAURANTS 0.2%
BC ULC/New Red Finance, Inc.(b) 01/15/22	4.625%	6,750,000	6,766,875
McDonald's Corp. 05/26/45	4.600%	850,000	817,827
McDonalds Corp. 05/26/25	3.375%	2,000,000	1,959,130
Total			9,543,832
RETAIL REIT 0.1%
DDR Corp. 04/15/18	4.750%	2,860,000	2,991,752
02/01/25	3.625%	1,390,000	1,311,640
Realty Income Corp. 10/15/26	4.125%	750,000	752,407
Total			5,055,799
RETAILERS 0.9%
CVS Health Corp. 07/20/22	3.500%	2,500,000	2,543,890
12/01/22	2.750%	2,500,000	2,435,767
07/20/45	5.125%	2,180,000	2,296,480
Dollar General Corp. 04/15/23	3.250%	2,900,000	2,761,760
11/01/25	4.150%	1,000,000	993,410
Hanesbrands, Inc. 12/15/20	6.375%	2,680,000	2,773,800
Home Depot, Inc. (The) 06/01/22	2.625%	2,000,000	1,997,910
09/15/25	3.350%	1,490,000	1,522,576
04/01/41	5.950%	3,590,000	4,467,446
L Brands, Inc. 07/15/17	6.900%	920,000	984,400
Lowes Companies, Inc. 09/15/25	3.375%	598,000	607,145
Macy's Retail Holdings, Inc. 12/01/16	5.900%	438,000	454,475
02/15/23	2.875%	2,040,000	1,848,754
PVH Corp. 12/15/22	4.500%	3,570,000	3,489,675
Target Corp. 07/01/24	3.500%	1,500,000	1,556,511
07/01/42	4.000%	2,860,000	2,792,438
Wal-Mart Stores, Inc. 04/01/40	5.625%	5,040,000	5,996,753
04/22/44	4.300%	500,000	509,732
Total			40,032,922

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SUPERMARKETS 0.2%
Delhaize Group 10/01/40	5.700%	880,000	905,433
Kroger Co. (The) 08/15/17	6.400%	1,600,000	1,718,111
01/15/21	3.300%	5,130,000	5,207,986
Total			7,831,530
TECHNOLOGY 2.0%
Apple, Inc. 02/09/25	2.500%	10,000,000	9,548,980
Cisco Systems, Inc. 06/15/22	3.000%	3,250,000	3,305,387
02/15/39	5.900%	1,200,000	1,463,726
CommScope, Inc.(b) 06/15/20	4.375%	3,000,000	3,022,500
Dell, Inc. 04/01/16	3.100%	390,000	390,975
Denali Borrower LLC/Finance Corp.(b) 10/15/20	5.625%	1,480,000	1,550,300
Equifax, Inc. 12/15/22	3.300%	1,908,000	1,901,658
Fidelity National Information Services, Inc. 03/15/22	5.000%	1,160,000	1,205,634
10/15/22	4.500%	3,390,000	3,450,623
04/15/23	3.500%	2,046,000	1,953,541
HP, Inc. 06/01/21	4.300%	2,760,000	2,733,170
Hewlett Packard Enterprise Co.(b) 10/15/20	3.600%	6,750,000	6,765,491
10/15/25	4.900%	1,550,000	1,519,952
Intel Corp. 07/29/25	3.700%	1,370,000	1,417,066
Intuit, Inc. 03/15/17	5.750%	2,170,000	2,273,574
Jabil Circuit, Inc. 07/15/16	7.750%	1,910,000	1,957,750
KLA-Tencor Corp. 11/01/24	4.650%	1,560,000	1,569,600
Microsoft Corp. 02/12/25	2.700%	3,380,000	3,297,839
11/03/25	3.125%	1,480,000	1,487,852
NXP BV/Funding LLC(b) 06/15/20	4.125%	4,000,000	4,000,000
Oracle Corp. 10/15/22	2.500%	1,630,000	1,591,804
07/15/23	3.625%	2,690,000	2,782,482
07/08/24	3.400%	1,000,000	1,015,453

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/15/25	2.950%	4,360,000	4,247,469
07/08/34	4.300%	2,050,000	2,039,359
Pitney Bowes, Inc. 03/15/24	4.625%	3,030,000	2,968,485
Sanmina Corp.(b) 06/01/19	4.375%	2,000,000	2,010,000
Seagate HDD Cayman 11/15/18	3.750%	750,000	744,375
06/01/23	4.750%	4,380,000	3,833,731
Tencent Holdings Ltd.(b) 05/02/19	3.375%	5,000,000	5,084,235
02/11/25	3.800%	1,100,000	1,076,100
Xerox Corp. 03/15/17	2.950%	840,000	846,242
Total			83,055,353
TOBACCO 0.2%
Altria Group, Inc. 08/09/22	2.850%	4,650,000	4,533,197
Philip Morris International, Inc. 05/17/21	4.125%	1,870,000	1,986,183
Reynolds American, Inc. 06/12/25	4.450%	3,640,000	3,806,825
Total			10,326,205
TRANSPORTATION SERVICES 0.2%
Hertz Corp. (The) 04/01/18	4.250%	1,500,000	1,515,000
04/15/19	6.750%	3,000,000	3,064,500
Penske Truck Leasing Co. LP/Finance Corp.(b) 07/17/18	2.875%	1,830,000	1,841,518
02/01/22	3.375%	2,280,000	2,214,268
Total			8,635,286
WIRELESS 0.8%
America Movil SAB de CV 07/16/22	3.125%	3,490,000	3,429,337
American Tower Corp. 09/01/20	5.050%	1,950,000	2,105,156
CC Holdings GS V LLC/Crown Castle GS III Corp. 12/15/17	2.381%	1,810,000	1,811,991
04/15/23	3.849%	3,620,000	3,552,722
Crown Castle International Corp. 01/15/23	5.250%	5,810,000	6,107,762
Sprint Communications, Inc. 12/01/16	6.000%	1,550,000	1,547,094
Sprint Communications, Inc.(b) 11/15/18	9.000%	3,730,000	3,925,825

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile USA, Inc. 04/28/19	6.464%	3,160,000	3,254,231
Turkcell Iletisim Hizmetleri AS(b) 10/15/25	5.750%	3,800,000	3,686,988
Vodafone Group PLC 02/27/17	5.625%	3,130,000	3,267,839
Total			32,688,945
WIRELINES 2.1%
AT&T, Inc. 08/15/21	3.875%	3,080,000	3,177,550
12/01/22	2.625%	1,500,000	1,422,138
05/15/25	3.400%	6,970,000	6,698,797
02/15/39	6.550%	2,450,000	2,754,170
12/15/42	4.300%	2,020,000	1,726,082
British Telecommunications PLC 01/15/18	5.950%	3,115,000	3,358,674
CenturyLink, Inc. 04/01/17	6.000%	1,420,000	1,469,700
09/15/19	6.150%	1,505,000	1,535,100
DIRECTV Holdings LLC/Financing Co., Inc. 03/01/21	5.000%	2,600,000	2,803,900
04/01/24	4.450%	2,800,000	2,875,858
Deutsche Telekom International Finance BV 08/20/18	6.750%	3,420,000	3,812,503
Deutsche Telekom International Finance BV(b) 03/06/17	2.250%	940,000	945,853
Embarq Corp. 06/01/36	7.995%	1,100,000	1,133,000
Frontier Communications Corp. 04/15/17	8.250%	2,555,000	2,682,750
04/15/20	8.500%	3,700,000	3,709,250
01/15/23	7.125%	1,000,000	862,500
Frontier Communications Corp.(b) 09/15/25	11.000%	2,150,000	2,128,500
Orange SA 09/14/21	4.125%	2,252,000	2,383,051
02/06/44	5.500%	720,000	763,529
Telecom Italia Capital SA 09/30/34	6.000%	1,210,000	1,116,225
Telecom Italia SpA(b) 05/30/24	5.303%	2,850,000	2,814,375
Telefonica Chile SA(b) 10/12/22	3.875%	8,000,000	7,882,480
Telefonica Emisiones SAU 02/16/21	5.462%	2,410,000	2,686,147
Verizon Communications, Inc. 09/14/18	3.650%	4,840,000	5,061,144
11/01/21	3.500%	1,430,000	1,460,029

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/15/23	5.150%	5,570,000	6,123,246
03/15/34	5.050%	3,830,000	3,815,898
11/01/41	4.750%	7,410,000	6,833,887
09/15/43	6.550%	1,408,000	1,671,592
08/21/46	4.862%	2,761,000	2,613,910
08/21/54	5.012%	1,992,000	1,823,857
Windstream Services LLC 11/01/17	7.875%	490,000	501,275
Total			90,646,970
Total Corporate Bonds & Notes (Cost: $1,654,308,981)			1,615,038,032

Residential Mortgage-Backed Securities — Agency 25.7%

Federal Home Loan Mortgage Corp. 11/01/22 - 06/01/33	5.000%	1,989,237	2,155,956
03/01/34 - 08/01/38	5.500%	4,440,853	4,937,682
02/01/38	6.000%	1,447,107	1,634,457
Federal Home Loan Mortgage Corp.(c) 05/01/35 - 07/01/36	2.500%	4,864,775	5,153,247
12/01/35	2.594%	3,999,232	4,237,507
07/01/36	2.574%	3,793,731	4,017,664
08/01/36	6.147%	1,073,334	1,133,118
10/01/36	2.399%	2,919,079	3,091,140
04/01/37	2.918%	3,064,723	3,246,183
02/01/38	5.777%	2,768,172	2,923,415
04/01/38	4.715%	1,258,415	1,320,539
06/01/38	5.956%	1,822,840	1,919,731
07/01/38	5.122%	459,869	482,601
07/01/40	2.630%	1,747,281	1,850,843
09/01/40	4.045%	1,194,229	1,242,124
02/01/41	3.782%	1,251,947	1,305,211
05/01/41	2.526%	570,243	598,866
07/01/41	3.267%	2,166,578	2,283,025
07/01/41	3.743%	1,843,352	1,922,602
07/01/41	4.218%	2,262,206	2,367,236
04/01/42	2.863%	708,422	723,643
12/01/42	2.043%	5,798,360	5,876,015
02/01/43	1.974%	1,753,832	1,791,753
02/01/43	2.318%	5,499,605	5,527,762
05/01/43	1.843%	3,583,104	3,653,580
06/01/43	1.762%	1,607,939	1,635,620
CMO Series 2684 Class FP 01/15/33	0.831%	478,407	479,215
Federal National Mortgage Association 08/01/18 - 05/01/39	6.500%	1,396,591	1,599,270
07/01/31 - 01/01/42	5.000%	38,523,914	42,584,436

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/01/33 - 01/01/39	5.500%	18,132,912	20,353,586
07/01/33 - 11/01/40	4.500%	20,906,429	22,884,462
12/01/33 - 09/01/37	6.000%	8,145,363	9,260,896
10/01/40 - 12/01/41	4.000%	21,680,228	23,085,973
12/01/40 - 05/01/45	3.500%	54,830,095	56,687,544
Federal National Mortgage Association(c) 06/01/35	2.064%	7,947,687	8,318,795
06/01/35	2.065%	9,869,448	10,273,550
09/01/35	2.024%	2,957,760	3,069,029
06/01/37	2.016%	2,418,796	2,525,439
11/01/37	6.074%	266,059	280,726
03/01/38	2.453%	4,438,401	4,698,247
06/01/38	5.056%	1,515,744	1,601,080
03/01/39	2.435%	3,952,994	4,169,154
03/01/40	2.646%	1,153,596	1,219,740
08/01/40	3.610%	1,038,505	1,081,597
10/01/40	3.914%	2,173,063	2,270,556
08/01/41	3.157%	2,103,163	2,202,493
09/01/41	3.361%	1,152,705	1,196,107
04/01/42	2.694%	3,447,824	3,512,556
CMO Series 2005-106 Class UF 11/25/35	0.722%	2,406,732	2,405,204
CMO Series 2006-43 Class FM 06/25/36	0.722%	872,498	872,004
CMO Series 2007-36 Class FB 04/25/37	0.822%	3,531,858	3,553,105
Federal National Mortgage Association(d) 01/13/44	5.500%	45,000,000	50,162,521
01/13/46	3.000%	62,000,000	62,000,564
01/13/46	3.500%	177,500,000	183,130,868
01/13/46	4.000%	117,500,000	124,335,198
01/13/46	4.500%	83,850,000	90,547,519
01/13/46	5.000%	50,000,000	55,033,985
Government National Mortgage Association 07/20/39 - 10/20/40	5.000%	16,809,204	18,614,514
02/15/40 - 06/15/41	4.500%	34,023,880	37,266,894
07/15/40 - 09/20/45	4.000%	42,742,479	45,553,586
04/20/42 - 04/20/45	3.500%	71,213,135	74,421,113
Government National Mortgage Association(d) 01/21/44	4.000%	38,000,000	40,354,214
01/21/46	3.500%	15,000,000	15,636,915
Total Residential Mortgage-Backed Securities — Agency (Cost: $1,087,251,129)			1,094,274,175

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Residential Mortgage-Backed Securities — Non-Agency 7.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Alternative Loan Trust Series 2003-20CB 10/25/33	5.500%	6,532,611	6,734,453
Banc of America Mortgage Trust CMO Series 2004-7 Class 7A1 08/25/19	5.000%	194,211	193,469
CMO Series 2005-1 Class 1A15 02/25/35	5.500%	1,350,004	1,400,672
Bear Stearns ARM Trust CMO Series 2005-6 Class 1A1(c) 08/25/35	2.770%	5,611,231	5,023,005
Bear Stearns Adjustable Rate Mortgage Trust CMO Series 2006-1 Class A1(c) 02/25/36	2.760%	7,250,537	7,181,931
Citicorp Mortgage Securities Trust CMO Series 2007-8 Class 1A3 09/25/37	6.000%	3,302,449	3,437,272
Citigroup Mortgage Loan Trust, Inc.(c) CMO Series 2004-UST1 Class A4 08/25/34	2.294%	1,545,425	1,532,060
CMO Series 2005-4 Class A 08/25/35	2.783%	5,423,563	5,386,184
CMO Series 2005-6 Class A2 09/25/35	2.410%	4,297,786	4,315,173
Countrywide Home Loan Mortgage Pass-Through Trust CMO Series 2004-4 Class A19 05/25/34	5.250%	1,049,355	1,101,951
CMO Series 2004-5 Class 2A4 05/25/34	5.500%	267,387	270,746
Credit Suisse First Boston Mortgage Securities Corp.(c) 07/25/35	5.557%	8,240,212	8,244,188
CMO Series 2003-AR28 Class 2A1 12/25/33	2.604%	546,674	537,839
CMO Series 2004-AR6 Class 2A1 10/25/34	2.729%	4,676,245	4,680,510
First Horizon Mortgage Pass-Through Trust(c) CMO Series 2005-AR3 Class 4A1 08/25/35	2.594%	1,288,276	1,228,317
CMO Series 2006-AR4 Class 1A2 01/25/37	2.731%	6,816,879	6,022,851
GSR Mortgage Loan Trust Series 2005-6F Class 1A5 07/25/35	5.250%	3,613,869	3,727,493
GSR Mortgage Loan Trust(c)
CMO Series 2005-AR6 Class 2A1 09/25/35	2.806%	3,208,371	3,277,867
JPMorgan Mortgage Trust CMO Series 2004-S2 Class 1A3 11/25/19	4.750%	328,377	331,946
CMO Series 2006-S1 Class 1A2 04/25/36	6.500%	6,920,443	7,278,612

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Mortgage Trust(c) CMO Series 2005-A4 Class 1A1 07/25/35	2.534%	1,950,745	1,926,562
CMO Series 2005-A4 Class 2A1 07/25/35	2.684%	1,589,800	1,579,923
CMO Series 2005-S2 Class 3A1 02/25/32	6.930%	1,112,733	1,166,068
CMO Series 2006-A3 Class 7A1 04/25/35	2.693%	2,416,860	2,353,786
CMO Series 2006-A4 Class 3A1 06/25/36	4.828%	4,672,885	4,045,580
MASTR Adjustable Rate Mortgages Trust CMO Series 2004-13 Class 3A7(c) 11/21/34	2.772%	2,557,174	2,612,533
Merrill Lynch Mortgage Investors Trust CMO Series 2005-A2 Class A2(c) 02/25/35	2.496%	4,039,129	4,041,653
Morgan Stanley Mortgage Loan Trust Series 2004-8AR Class 4A2(c) 10/25/34	2.620%	2,107,173	2,090,140
PHH Mortgage Capital Trust CMO Series 2007-6 Class A1(c) 12/18/37	5.395%	398,541	396,972
Provident Funding Mortgage Loan Trust CMO Series 2005-1 Class 2A1(c) 05/25/35	2.537%	1,343,330	1,330,799
RALI Trust CMO Series 2006-QS17 Class A5 12/25/36	6.000%	9,771,595	8,039,682
Sequoia Mortgage Trust(b) CMO Series 2013-12 Class A1 12/25/43	4.000%	2,810,477	2,870,309
Sequoia Mortgage Trust(c) CMO Series 2012-1 Class 1A1 01/25/42	2.865%	623,611	620,230
Structured Adjustable Rate Mortgage Loan Trust CMO Series 2004-8 Class 2A1(c) 07/25/34	2.477%	5,757,384	5,740,889
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2004-3(c) 03/25/34	5.654%	6,767,276	6,938,718
Thornburg Mortgage Securities Trust CMO Series 2006-4 Class A2B(c) 07/25/36	4.405%	9,130,218	8,907,368
WaMu Mortgage Pass-Through Certificates Trust CMO Series 2003-S11 Class 3A5 11/25/33	5.950%	570,349	586,186
WaMu Mortgage Pass-Through Certificates Trust(c) Series 2005-AR7 08/25/35	2.488%	6,309,778	6,208,399

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2004-4 Class A9 05/25/34	5.500%	1,116,396	1,147,372
CMO Series 2005-14 Class 2A1 12/25/35	5.500%	1,034,492	1,034,069
CMO Series 2005-17 Class 1A1 01/25/36	5.500%	226,663	230,563
CMO Series 2005-18 Class 1A1 01/25/36	5.500%	4,111,633	4,080,518
CMO Series 2005-9 Class 1A11 10/25/35	5.500%	1,345,036	1,404,447
CMO Series 2005-9 Class 2A9 10/25/35	5.250%	1,076,582	1,106,270
CMO Series 2006-10 Class A4 08/25/36	6.000%	1,125,056	1,143,950
CMO Series 2006-13 Class A5 10/25/36	6.000%	4,902,861	5,049,099
CMO Series 2006-14 Class A1 10/25/36	6.000%	529,909	530,218
CMO Series 2006-7 Class 3A1 06/25/36	6.000%	2,994,286	2,941,764
CMO Series 2006-8 Class A10 07/25/36	6.000%	4,117,535	4,153,219
CMO Series 2006-8 Class A15 07/25/36	6.000%	6,015,625	6,067,758
CMO Series 2006-8 Class A9 07/25/36	6.000%	5,196,477	5,241,512
CMO Series 2007-11 Class A3 08/25/37	6.000%	1,286,118	1,273,580
CMO Series 2007-11 Class A36 08/25/37	6.000%	7,482,777	7,409,834
CMO Series 2007-13 Class A1 09/25/37	6.000%	5,351,833	5,486,823
CMO Series 2007-14 Class 2A2 10/25/22	5.500%	1,305,711	1,342,631
CMO Series 2007-15 Class A1 11/25/37	6.000%	2,137,089	2,115,290
CMO Series 2007-16 Class 1A1 12/28/37	6.000%	802,236	831,931
CMO Series 2007-3 Class 3A1 04/25/22	5.500%	230,626	234,308
CMO Series 2007-4 Class A15 04/27/37	6.000%	2,192,650	2,158,765
CMO Series 2007-7 Class A1 06/25/37	6.000%	3,213,600	3,220,360
CMO Series 2008-1 Class 4A1 02/25/38	5.750%	2,280,174	2,394,799
Series 2007-12 Class A7 09/25/37	5.500%	2,651,931	2,724,398
Series 2007-8 Class 2A2 07/25/37	6.000%	5,943,062	5,844,701
Wells Fargo Mortgage-Backed Securities Trust(c) CMO Series 2004-A Class A1 02/25/34	2.796%	588,573	588,719
CMO Series 2004-K Class 2A6 07/25/34	2.740%	1,047,245	1,055,280

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-Z Class 2A2 12/25/34	2.851%	4,467,727	4,463,621
CMO Series 2005-AR10 Class 2A17 06/25/35	2.738%	7,545,469	7,673,658
CMO Series 2005-AR12 Class 2A6 06/25/35	2.738%	4,812,558	4,879,644
CMO Series 2005-AR14 Class A1 08/25/35	2.740%	742,075	726,784
CMO Series 2005-AR16 Class 3A2 03/25/35	2.708%	4,289,601	4,319,394
CMO Series 2005-AR2 Class 3A1 03/25/35	2.643%	1,464,531	1,435,931
CMO Series 2005-AR8 Class 2A1 06/25/35	2.728%	430,067	431,925
CMO Series 2006-AR10 Class 1A1 07/25/36	2.710%	2,153,729	2,097,385
CMO Series 2006-AR10 Class 2A1 07/25/36	2.731%	2,553,566	2,502,083
CMO Series 2006-AR10 Class 4A1 07/25/36	2.645%	7,575,740	7,115,019
CMO Series 2006-AR14 Class 1A7 10/25/36	5.851%	6,388,740	6,170,832
CMO Series 2006-AR16 Class A1 10/25/36	2.736%	8,406,117	7,962,756
CMO Series 2006-AR19 Class A1 12/25/36	5.601%	7,760,633	7,367,623
CMO Series 2006-AR5 Class 2A1 04/25/36	2.714%	9,767,989	9,165,318
CMO Series 2006-AR7 Class 2A1 05/25/36	2.738%	3,894,087	3,688,541
CMO Series 2007-AR10 Class 1A1 01/25/38	6.264%	768,099	760,389
CMO Series 2007-AR7 Class A1 12/28/37	2.767%	1,488,268	1,368,281
Series 2006-AR1 Class 1A1 03/25/36	5.452%	7,816,682	7,389,591
Series 2006-AR10 Class 5A4 07/25/36	2.738%	3,226,367	3,123,654
Series 2006-AR10 Class 5A6 07/25/36	2.738%	3,435,832	3,326,451
Series 2006-AR12 Class 1A1 09/25/36	3.058%	3,163,315	2,975,893
Series 2006-AR14 Class 2A1 10/25/36	2.724%	4,722,270	4,383,023
Series 2006-AR2 Class 2A3 03/25/36	2.763%	2,322,182	2,286,875
Wells Fargo Mortgage-Backed Securities Series 2005-AR4(c) 04/25/35	2.683%	4,693,032	4,708,631
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $305,701,951)			304,497,816
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Commercial Mortgage-Backed Securities — Agency —%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association Series 2014-M3 Class ASQ2 03/25/16	0.558%	25,662	25,639
Federal National Mortgage Association(c) Series 2014-M5 Class FA 01/25/17	0.544%	1,726,889	1,726,855
Total Commercial Mortgage-Backed Securities — Agency (Cost: $1,753,236)			1,752,494

Commercial Mortgage-Backed Securities — Non-Agency 6.5%

American Homes 4 Rent Trust Series 2014-SFR1 Class A(b)(c) 06/17/31	1.331%	9,046,100	8,864,704
BB-UBS Trust Series 2012-SHOW Class A(b) 11/05/36	3.430%	12,997,000	13,009,997
BLCP Hotel Trust Series 2014-CLRN Class A(b)(c) 08/15/29	1.281%	20,668,824	20,303,724
Banc of America Merrill Lynch Commercial Mortgage Securities Trust(b) Series 2012-PARK Class A 12/10/30	2.959%	12,000,000	11,925,313
Subordinated, Series 2015-200P Class B 04/14/33	3.490%	15,000,000	14,979,904
Banc of America Merrill Lynch Commercial Mortgage Securities Trust(b)(c) Series 2014-ICTS Class A 06/15/28	1.131%	10,000,000	9,958,276
Commercial Mortgage Trust Series 2014-LC17 Class B 10/10/47	4.490%	9,400,000	9,754,339
Series 2014-UBS5 Class B 09/10/47	4.514%	14,225,000	14,681,661
Series 2015-CR22 Class AM 03/10/48	3.603%	3,000,000	2,974,351
Series 2015-CR22 Class B 03/10/48	3.926%	10,000,000	9,846,191
Subordinated, Series 2015-LC21 Class AM 07/10/48	4.043%	20,000,000	20,623,564
Commercial Mortgage Trust(b)(c) Series 2014-BBG Class A 03/15/29	1.131%	12,200,000	12,068,906
Commercial Mortgage Trust(c) Series 2014-CR15 Class B 02/10/47	4.715%	8,675,000	9,369,423

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Core Industrial Trust(b) Series 2015-CALW Class B 02/10/34	3.252%	8,750,000	8,585,060
Series 2015-TEXW Class B 02/10/34	3.329%	6,400,000	6,272,070
Series 2015-WEST Class A 02/10/37	3.292%	10,000,000	9,827,159
GS Mortgage Securities Trust Series 2015-GC28 Class AS 02/10/48	3.759%	9,337,000	9,349,174
Invitation Homes Trust(b)(c) Series 2014-SFR3 Class A 12/17/31	1.531%	18,085,000	17,751,035
Series 2015-SFR1 Class A 03/17/32	1.781%	11,624,815	11,489,401
Irvine Core Office Trust(b) Series 2013-IRV Class A1 05/15/48	2.068%	1,770,675	1,746,200
Irvine Core Office Trust(b)(c) Series 2013-IRV Class A2 05/15/48	3.173%	17,550,000	17,445,920
JPMBB Commercial Mortgage Securities Trust Series 2014-C21 Class B 08/15/47	4.341%	4,250,000	4,318,395
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C16 Class AS 12/15/46	4.517%	4,800,000	5,115,002
JPMorgan Chase Commercial Mortgage Securities Trust(b)(c) Series 2014-CBM Class B 10/15/29	1.731%	9,450,000	9,324,500
JPMorgan Chase Commercial Mortgage Securities Trust(c) Subordinated, Series 2013-C16 Class C 12/15/46	5.009%	5,440,000	5,553,934
Morgan Stanley Capital I Trust(b)(c) Series 2014-CPT Class AM 07/13/29	3.402%	3,080,000	3,150,948
Series 2014-CPT Class C 07/13/29	3.446%	6,550,000	6,550,267
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $277,355,084)			274,839,418

Asset-Backed Securities — Non-Agency 4.3%

Avis Budget Rental Car Funding AESOP LLC(b) Series 2010-5A Class A 03/20/17	3.150%	8,100,000	8,120,397
Series 2012-2A Class A 05/20/18	2.802%	7,000,000	7,075,013

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012-3A Class A 03/20/19	2.100%	13,810,000	13,793,791
BMW Floorplan Master Owner Trust Series 2015-1A Class A(b)(c) 07/15/20	0.831%	10,975,000	10,947,816
Barclays Dryrock Issuance Trust Series 2014-1 Class A(c) 12/16/19	0.691%	7,825,000	7,812,187
Chase Issuance Trust Subordinated, Series 2007-B1 Class B1(c) 04/15/19	0.581%	8,450,000	8,406,789
Harley-Davidson Motorcycle Trust Series 2014-1 Class A2B(c) 04/15/18	0.501%	2,420,598	2,418,286
Hertz Fleet Lease Funding LP(b)(c) Series 2013-3 Class A 12/10/27	0.843%	3,611,697	3,614,601
Series 2014-1 Class A 04/10/28	0.693%	9,041,842	9,045,975
Hilton Grand Vacations Trust(b) Series 2013-A Class A 01/25/26	2.280%	5,501,065	5,511,011
Series 2014-AA Class A 11/25/26	1.770%	8,997,675	8,878,479
Series 2014-AA Class B 11/25/26	2.070%	4,606,273	4,495,316
Invitation Homes Trust Series 2014-SFR1 Class A(b)(c) 06/17/31	1.331%	11,525,000	11,277,882
MVW Owner Trust Series 2015-1A Class A(b) 12/20/32	2.520%	8,194,623	8,174,175
Sierra Timeshare Receivables Funding Co. LLC(b) Series 2013-1A Class A 11/20/29	1.590%	12,428,288	12,329,123
Series 2014-1 Class A 03/20/30	2.070%	11,428,304	11,333,807
Sierra Timeshare Receivables Funding LLC(b) Series 2013-2A Class A 11/20/25	2.280%	5,005,196	4,999,990
Series 2015-1A Class A 03/22/32	2.400%	11,486,803	11,370,509
Series 2015-2A Class A 06/20/32	2.430%	12,189,760	12,008,971
TAL Advantage V LLC Series 2013-2A Class A(b) 11/20/38	3.550%	3,958,333	3,915,701
Toyota Auto Receivables Owner Trust Series 2015-C Class A2B(c) 02/15/18	0.661%	10,875,000	10,874,999

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Airways Pass-Through Trust Series 2013-1 Class A 11/15/25	3.950%	1,528,806	1,540,272
Volvo Financial Equipment LLC Series 2015-1A Class A2(b) 11/15/17	0.950%	6,191,030	6,193,000
Total Asset-Backed Securities — Non-Agency (Cost: $185,134,497)			184,138,090

Inflation-Indexed Bonds 1.2%

UNITED STATES 1.2%
U.S. Treasury Inflation-Indexed Bond 07/15/23	0.375%	28,105,000	27,455,803
07/15/24	0.125%	25,542,075	24,257,998
Total			51,713,801
Total Inflation-Indexed Bonds (Cost: $52,581,583)			51,713,801

U.S. Treasury Obligations 24.5%

U.S. Treasury 01/15/16	0.375%	12,000,000	12,001,000
03/31/17	0.500%	1,900,000	1,891,317
04/30/17	0.500%	150,000,000	149,203,125
05/31/17	0.625%	60,000,000	59,735,160
07/31/17	0.500%	30,000,000	29,772,660
10/31/17	0.750%	20,000,000	19,892,188
01/31/18	0.875%	11,000,000	10,945,000
02/15/18	1.000%	32,000,000	31,905,000
03/15/18	1.000%	30,000,000	29,895,690
04/15/18	0.750%	11,000,000	10,893,438
05/15/18	1.000%	55,000,000	54,727,145
11/15/18	1.250%	125,000,000	124,804,688
02/28/19	1.500%	54,000,000	54,170,856
07/31/19	1.625%	12,200,000	12,241,938
08/31/19	1.625%	18,000,000	18,051,336
09/30/19	1.750%	21,200,000	21,343,270
11/30/19	1.500%	54,000,000	53,784,864
05/31/20	1.500%	56,000,000	55,527,500
11/30/20	1.625%	53,400,000	53,091,281
02/15/39	3.500%	59,000,000	65,259,546
11/15/39	4.375%	10,000,000	12,573,830
02/15/40	4.625%	2,000,000	2,605,078
11/15/41	3.125%	2,000,000	2,066,250
11/15/42	2.750%	2,800,000	2,671,375
05/15/43	2.875%	9,850,000	9,609,906
08/15/43	3.625%	14,400,000	16,217,438
11/15/43	3.750%	9,200,000	10,596,532
08/15/44	3.125%	49,490,000	50,578,384

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/44	3.000%	14,900,000	14,845,868
05/15/45	3.000%	23,300,000	23,193,519
U.S. Treasury(c) 10/31/16	0.268%	30,000,000	29,995,110
Total U.S. Treasury Obligations (Cost: $1,046,451,268)			1,044,090,292

U.S. Government & Agency Obligations 1.4%

Federal National Mortgage Association Discount Notes 02/02/16	0.270%	20,000,000	19,995,133
Federal National Mortgage Association 11/15/30	6.625%	27,260,000	38,603,840
Total U.S. Government & Agency Obligations (Cost: $55,911,351)			58,598,973

Foreign Government Obligations(e) 1.9%

BRAZIL 0.2%
Brazilian Government International Bond 01/22/21	4.875%	8,220,000	7,603,500
01/05/23	2.625%	3,630,000	2,758,800
01/07/25	4.250%	920,000	740,600
Total			11,102,900
CHILE 0.1%
Chile Government International Bond 09/14/21	3.250%	2,300,000	2,381,650
10/30/42	3.625%	800,000	696,000
Total			3,077,650
COLOMBIA 0.2%
Colombia Government International Bond 07/12/21	4.375%	4,980,000	5,004,900
01/18/41	6.125%	1,420,000	1,377,978
Ecopetrol SA 01/16/25	4.125%	840,000	672,000
Total			7,054,878
GERMANY 0.1%
KFW 10/04/22	2.000%	2,880,000	2,832,373
ITALY 0.1%
Republic of Italy 09/27/23	6.875%	2,900,000	3,563,259

Foreign Government Obligations(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MEXICO 0.6%
Mexico Government International Bond 03/19/19	5.950%	4,720,000	5,239,200
01/15/20	5.125%	5,500,000	5,995,000
01/11/40	6.050%	1,210,000	1,324,950
03/08/44	4.750%	6,220,000	5,666,420
Pemex Project Funding Master Trust 03/05/20	6.000%	1,635,000	1,698,765
Petroleos Mexicanos 01/24/22	4.875%	4,620,000	4,446,750
01/30/23	3.500%	670,000	584,575
06/15/35	6.625%	470,000	420,063
06/02/41	6.500%	850,000	734,825
06/27/44	5.500%	2,460,000	1,850,756
Total			27,961,304
NETHERLANDS —%
Petrobras Global Finance BV 03/17/24	6.250%	2,490,000	1,786,575
NORWAY 0.1%
Statoil ASA 01/17/23	2.450%	2,750,000	2,606,857
05/15/43	3.950%	1,130,000	1,021,471
Total			3,628,328
PERU 0.1%
Peruvian Government International Bond 03/14/37	6.550%	780,000	900,900
11/18/50	5.625%	1,540,000	1,570,800
Total			2,471,700
PHILIPPINES 0.2%
Philippine Government International Bond 01/15/21	4.000%	3,810,000	4,122,858
10/23/34	6.375%	2,700,000	3,520,185
Total			7,643,043
POLAND 0.1%
Poland Government International Bond 04/21/21	5.125%	1,095,000	1,217,640
03/17/23	3.000%	2,780,000	2,752,200
Total			3,969,840
SOUTH AFRICA —%
South Africa Government International Bond 01/17/24	4.665%	1,030,000	979,788

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Foreign Government Obligations(e) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SOUTH KOREA —%
Korea Development Bank (The) 03/09/16	3.250%	1,450,000	1,455,072
TURKEY 0.1%
Turkey Government International Bond 03/23/23	3.250%	3,330,000	3,051,119
04/16/43	4.875%	720,000	633,600
Total			3,684,719
URUGUAY —%
Uruguay Government International Bond 11/20/45	4.125%	760,000	589,000
Total Foreign Government Obligations (Cost: $86,382,270)			81,800,429

Municipal Bonds 1.3%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 0.5%
Bay Area Toll Authority Revenue Bonds Build America Bonds Subordinated Series 2010-S1 04/01/40	6.918%	1,265,000	1,666,283
City of San Francisco Public Utilities Commission Water Revenue Bonds Build America Bonds Series 2010 11/01/40	6.000%	1,050,000	1,276,601
11/01/50	6.950%	270,000	377,749
Los Angeles Community College District Unlimited General Obligation Bonds Build America Bonds Series 2010 08/01/49	6.750%	2,050,000	2,896,753
Sacramento Municipal Utility District Revenue Bonds Build America Bonds Series 2010 05/15/36	6.156%	900,000	1,093,230
San Diego County Regional Airport Authority Revenue Bonds Taxable Senior Consolidated Rental Car Facility Series 2014 07/01/43	5.594%	935,000	1,010,959

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Diego County Water Authority Financing Corp. Revenue Bonds Build America Bonds Series 2010 05/01/49	6.138%	1,900,000	2,464,262
Santa Clara Valley Transportation Authority Revenue Bonds Build America Bonds Series 2010 04/01/32	5.876%	2,220,000	2,660,648
State of California Unlimited General Obligation Bonds Build America Bonds Series 2009 10/01/39	7.300%	3,740,000	5,225,752
Series 2010 11/01/40	7.600%	1,245,000	1,850,568
Taxable Build America Bonds Series 2009 04/01/39	7.550%	1,000,000	1,453,670
University of California Revenue Bonds Taxable General Series 2013-AJ 05/15/31	4.601%	1,000,000	1,065,730
Total			23,042,205
ILLINOIS 0.1%
State of Illinois Unlimited General Obligation Bonds Taxable Pension Series 2003 06/01/33	5.100%	3,220,000	3,046,281
KENTUCKY 0.1%
Kentucky Turnpike Authority Revenue Bonds Build America Bonds Series 2010B 07/01/30	5.722%	2,050,000	2,355,368
MARYLAND —%
Maryland State Transportation Authority Revenue Bonds Taxable Build America Bonds Series 2010 07/01/41	5.754%	850,000	1,009,579

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MISSOURI —%
Missouri Highway & Transportation Commission Revenue Bonds Build America Bonds Series 2009 05/01/33	5.445%	1,700,000	1,988,354
NEW JERSEY 0.1%
New Jersey Turnpike Authority Revenue Bonds Taxable Build America Bonds Series 2009 01/01/40	7.414%	1,275,000	1,812,234
Series 2010A 01/01/41	7.102%	2,020,000	2,782,206
Rutgers, The State University of New Jersey Revenue Bonds Build America Bonds Series 2010 05/01/40	5.665%	525,000	623,826
Total			5,218,266
NEW YORK 0.3%
City of New York Unlimited General Obligation Bonds Taxable Build America Bonds Series 2010F-1 12/01/37	6.271%	950,000	1,218,698
Metropolitan Transportation Authority Revenue Bonds Taxable Build America Bonds Series 2010 11/15/40	6.687%	1,650,000	2,159,537
11/15/40	6.814%	1,100,000	1,456,752
New York City Water & Sewer System Revenue Bonds Build America Bonds Series 2010 06/15/42	5.724%	2,000,000	2,536,220
Port Authority of New York & New Jersey Revenue Bonds Consolidated 168th Series 2011 10/01/51	4.926%	2,000,000	2,121,760
Consolidated 174th Series 2012 10/01/62	4.458%	1,990,000	1,894,798
Total			11,387,765

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
OHIO —%
Ohio Water Development Authority Water Pollution Control Revenue Bonds Taxable Loan Fund-Water Quality Series 2010B-2 12/01/34	4.879%	1,160,000	1,299,560
TEXAS 0.1%
University of Texas System (The) Revenue Bonds Build America Bonds Series 2010D 08/15/42	5.134%	2,310,000	2,713,418
WASHINGTON 0.1%
State of Washington Unlimited General Obligation Bonds Build America Bonds Series 2010 08/01/40	5.140%	3,545,000	4,168,140
Total Municipal Bonds (Cost: $49,732,412)			56,228,936

Treasury Bills 1.0%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
UNITED STATES 1.0%
U.S. Treasury Bills 06/23/16	0.460%	37,000,000	36,917,749
11/10/16	0.520%	4,800,000	4,778,437
Total			41,696,186
Total Treasury Bills (Cost: $41,736,638)			41,696,186

Money Market Funds 1.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(f)(g)	81,357,053	81,357,053
Total Money Market Funds (Cost: $81,357,053)		81,357,053
Total Investments (Cost: $4,925,657,453)		4,890,025,695
Other Assets & Liabilities, Net		(625,624,806)
Net Assets		4,264,400,889

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2015

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	3/16/2016	28,082,710	CAD	20,089,069	USD	—	(210,218)
Barclays	3/16/2016	108,312,574	NOK	12,474,139	USD	246,248	—
Barclays	3/16/2016	84,001,815	PLN	21,204,012	USD	—	(180,313)
Barclays	3/16/2016	13,236,710	USD	18,502,188	AUD	197,656	—
Barclays	3/16/2016	11,232,406	USD	11,090,833	CHF	—	(124,945)
Barclays	3/16/2016	21,525,462	USD	83,450,058	ILS	—	(46,584)
Barclays	3/16/2016	12,400,000	USD	108,312,574	NOK	—	(172,109)
Barclays	3/16/2016	21,333,794	USD	84,001,815	PLN	50,531	—
Barclays	3/16/2016	15,189,201	USD	45,210,859	TRY	2,326	—
Deutsche Bank	3/16/2016	108,631,787	NOK	12,370,697	USD	106,768	—
Deutsche Bank	3/16/2016	117,448,034	SEK	13,746,827	USD	—	(195,454)
Deutsche Bank	3/16/2016	21,200,000	USD	29,903,872	SGD	—	(159,624)
JPMorgan	3/16/2016	2,115,631,392	JPY	17,434,271	USD	—	(197,661)
JPMorgan	3/16/2016	29,933,196	SGD	21,223,151	USD	162,143	—
JPMorgan	3/16/2016	45,210,859	TRY	14,780,345	USD	—	(411,183)
JPMorgan	3/16/2016	14,028,654	USD	117,448,034	SEK	—	(86,373)
State Street	3/16/2016	82,039,792	EUR	90,349,356	USD	1,028,538	—
State Street	3/16/2016	16,336,498	GBP	24,760,283	USD	674,085	—
State Street	3/16/2016	21,730,374	USD	30,637,850	SGD	—	(173,571)
UBS	3/16/2016	11,090,833	CHF	11,290,793	USD	183,332	—
UBS	3/16/2016	12,974,036,174	CLP	18,107,517	USD	—	(52,851)
UBS	3/16/2016	2,014,038,873	INR	29,557,365	USD	—	(548,790)
UBS	3/16/2016	64,455,000	MYR	14,965,173	USD	52,452	—
UBS	3/16/2016	64,074,895	MYR	14,712,949	USD	—	(111,828)
UBS	3/16/2016	991,187,327	PHP	20,636,838	USD	—	(338,927)
UBS	3/16/2016	790,307,020	TWD	23,890,781	USD	—	(67,476)
UBS	3/16/2016	14,472,385	USD	202,758,108,947	IDR	—	(142,050)
UBS	3/16/2016	29,757,378	USD	2,014,038,873	INR	348,777	—
UBS	3/16/2016	17,429,819	USD	2,115,631,393	JPY	202,114	—
UBS	3/16/2016	29,911,542	USD	128,529,895	MYR	—	(174,044)
UBS	3/16/2016	12,440,649	USD	108,631,787	NOK	—	(176,721)
UBS	3/16/2016	24,075,642	USD	790,307,020	TWD	—	(117,385)
Total						3,254,970	(3,688,107)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2015, the value of these securities amounted to $577,873,870 or 13.55% of net assets.

(c)  Variable rate security.

(d)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(e)  Principal and interest may not be guaranteed by the government.

(f)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(g)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	197,109,094	1,727,282,411	(1,843,034,452)	81,357,053	169,665	81,357,053

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

ILS    Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

MYR  Malaysia Ringgits

NOK  Norwegian Krone

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	1,615,038,032	—	1,615,038,032
Residential Mortgage-Backed Securities — Agency	—	1,094,274,175	—	1,094,274,175
Residential Mortgage-Backed Securities — Non-Agency	—	304,497,816	—	304,497,816
Commercial Mortgage-Backed Securities — Agency	—	1,752,494	—	1,752,494
Commercial Mortgage-Backed Securities — Non-Agency	—	274,839,418	—	274,839,418
Asset-Backed Securities — Non-Agency	—	184,138,090	—	184,138,090
Inflation-Indexed Bonds	—	51,713,801	—	51,713,801
U.S. Treasury Obligations	1,044,090,292	—	—	1,044,090,292
U.S. Government & Agency Obligations	—	58,598,973	—	58,598,973
Foreign Government Obligations	—	81,800,429	—	81,800,429
Municipal Bonds	—	56,228,936	—	56,228,936
Treasury Bills	41,696,186	—	—	41,696,186
Money Market Funds	—	81,357,053	—	81,357,053
Total Investments	1,085,786,478	3,804,239,217	—	4,890,025,695
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	3,254,970	—	3,254,970
Liabilities
Forward Foreign Currency Exchange Contracts	—	(3,688,107)	—	(3,688,107)
Total	1,085,786,478	3,803,806,080	—	4,889,592,558

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

December 31, 2015

Fair Value Measurements (continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	197,109,094	197,109,094	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
1,673,603	—	—	1,673,603

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 91.8%

Issuer	Shares	Value ($)
AUSTRALIA 3.7%
Amcor Ltd.	145,568	1,414,228
Challenger Ltd.	110,000	693,262
Domino's Pizza Enterprises Ltd.	87,321	3,643,332
Estia Health Ltd.	166,857	881,104
Insurance Australia Group Ltd.	484,532	1,945,886
Spotless Group Holdings Ltd.	2,510,000	1,966,694
Total		10,544,506
BELGIUM 0.2%
EVS Broadcast Equipment SA	19,247	606,583
BRAZIL 0.3%
Localiza Rent a Car SA	127,600	800,514
CAMBODIA 0.4%
NagaCorp Ltd.	1,795,000	1,130,668
CANADA 4.8%
AG Growth International, Inc.	15,659	376,282
CAE, Inc.	129,356	1,435,004
CCL Industries, Inc.	28,930	4,691,063
Keyera Corp.	48,141	1,400,706
Onex Corp.	18,844	1,155,126
PrairieSky Royalty Ltd.	74,703	1,183,414
RONA, Inc.	80,935	722,373
ShawCor Ltd.	49,956	1,013,417
Vermilion Energy, Inc.	61,692	1,676,834
Total		13,654,219
CHINA 3.8%
51job, Inc., ADR(a)	43,084	1,269,255
AMVIG Holdings Ltd.	484,000	201,093
Bitauto Holdings Ltd., ADR(a)	50,933	1,440,385
CAR, Inc.(a)	1,050,000	1,730,236
China Everbright Water Ltd.(a)	3,930,000	1,699,529
Jiangnan Group Ltd.	3,900,000	762,024
Phoenix Healthcare Group Co., Ltd.	572,000	666,087
Sihuan Pharmaceutical Holdings Group Ltd.(b)(c)	8,120,000	1,644,944
TravelSky Technology Ltd., Class H	774,000	1,267,271
Total		10,680,824

Common Stocks (continued)

Issuer	Shares	Value ($)
DENMARK 3.4%
Novozymes A/S, Class B	63,138	3,022,977
SimCorp AS	79,177	4,464,428
William Demant Holding AS(a)	23,000	2,190,854
Total		9,678,259
EGYPT 0.5%
Commercial International Bank Egypt SAE	311,185	1,513,788
FINLAND 1.8%
Konecranes OYJ	44,125	1,092,126
Sponda OYJ	324,415	1,377,986
Tikkurila OYJ	155,531	2,722,965
Total		5,193,077
FRANCE 2.3%
Elior(d)	158,000	3,310,198
Eurofins Scientific SE	3,551	1,238,661
Eutelsat Communications SA	61,876	1,852,595
Total		6,401,454
GERMANY 5.4%
AURELIUS SE & Co. KGaA	64,458	3,345,869
ElringKlinger AG	61,552	1,562,513
MTU Aero Engines AG	25,045	2,441,011
Norma Group SE	42,378	2,342,295
Rational AG	3,132	1,421,652
Wirecard AG	85,743	4,285,867
Total		15,399,207
GUATEMALA 0.3%
Tahoe Resources, Inc.	90,000	778,565
HONG KONG 2.8%
Newocean Energy Holdings Ltd.	2,112,000	822,780
Samsonite International SA	442,600	1,326,463
Value Partners Group Ltd.	2,400,000	2,789,639
Vitasoy International Holdings Ltd.	1,500,000	3,077,399
Total		8,016,281
INDIA 2.6%
Amara Raja Batteries Ltd.	26,840	348,434
Colgate-Palmolive Co.	70,386	1,032,721
Container Corp. of India Ltd.	60,421	1,197,546

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
United Breweries Ltd.	77,854	1,111,865
Zee Entertainment Enterprises Ltd.	535,289	3,528,616
Total		7,219,182
INDONESIA 0.9%
PT Link Net Tbk(a)	2,663,000	766,905
PT Matahari Department Store Tbk	588,700	745,255
PT MNC Sky Vision Tbk(a)	1,177,700	114,054
PT Surya Citra Media Tbk	2,526,100	563,282
PT Tower Bersama Infrastructure Tbk(a)	1,113,000	470,819
Total		2,660,315
ITALY 0.5%
Industria Macchine Automatiche SpA	27,602	1,432,759
JAPAN 20.0%
Aeon Credit Service Co., Ltd.	59,800	1,335,856
Aeon Mall Co., Ltd.	131,300	2,252,074
Aica Kogyo Co., Ltd.	46,900	921,604
Aozora Bank Ltd.	385,000	1,343,582
Ariake Japan Co., Ltd.	34,500	1,908,666
Asahi Intecc Co., Ltd.	32,500	1,493,505
Capcom Co., Ltd.	44,800	1,080,297
Daiseki Co., Ltd.	90,200	1,437,892
Disco Corp.	12,600	1,186,561
Doshisha Co., Ltd.	66,100	1,333,270
Ebara Corp.	73,000	346,907
Familymart Co., Ltd.	56,200	2,615,260
Glory Ltd.	76,300	2,342,540
Hikari Tsushin, Inc.	11,000	749,098
Hirose Electric Co., Ltd.	10,655	1,290,024
Hoshizaki Electric Co., Ltd.	12,400	770,850
Icom, Inc.	2,100	43,648
IHI Corp.	620,000	1,711,509
Industrial & Infrastructure Fund Investment Corp.	225	1,073,660
Istyle, Inc.	44,400	784,440
Japan Airport Terminal Co., Ltd.	20,700	916,370
Jin Co., Ltd.	40,100	1,479,054
Kenedix Office Investment Corp.	267	1,248,233
Kintetsu World Express, Inc.	66,200	1,164,935
Milbon Co., Ltd.	74,560	3,044,280

Common Stocks (continued)

Issuer	Shares	Value ($)
Nakanishi, Inc.	37,000	1,442,100
NGK Insulators Ltd.	56,000	1,262,251
NGK Spark Plug Co., Ltd.	46,500	1,224,274
Nippon Shokubai Co., Ltd.	16,200	1,127,278
NOF Corp.	171,000	1,315,460
Obic Co., Ltd.	22,200	1,175,149
OSG Corp.	57,500	1,087,038
Park24 Co., Ltd.	56,200	1,361,581
Relia, Inc.	108,200	928,375
Santen Pharmaceutical Co., Ltd.	98,600	1,623,293
Sega Sammy Holdings, Inc.	83,000	776,328
Seria Co., Ltd.	42,900	2,078,116
Seven Bank Ltd.	255,000	1,118,302
Tamron Co., Ltd.	33,300	614,353
TOTO Ltd.	32,500	1,141,791
Ushio, Inc.	148,300	2,045,040
Yamaguchi Financial Group, Inc.	116,000	1,374,276
Yonex Co., Ltd.	35,000	899,506
Total		56,468,626
KAZAKHSTAN 0.1%
Halyk Savings Bank of Kazakhstan JSC, GDR(d)	38,483	190,491
MALTA 1.4%
Unibet Group PLC, SDR	38,276	3,902,823
MEXICO 0.6%
Grupo Aeroportuario del Sureste SAB de CV, ADR	11,000	1,547,370
Qualitas Controladora SAB de CV(a)	33,900	42,723
Total		1,590,093
NETHERLANDS 3.2%
Aalberts Industries NV	83,375	2,872,747
Arcadis NV	49,796	1,001,065
Brunel International NV	77,188	1,405,813
Core Laboratories NV	10,181	1,107,082
Gemalto NV	25,000	1,500,051
Koninklijke Vopak NV	27,719	1,193,714
Total		9,080,472
NEW ZEALAND 0.5%
Auckland International Airport Ltd.	396,142	1,554,108

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
NORWAY 1.3%
Atea ASA	292,033	2,411,938
Orkla ASA	172,437	1,360,342
Total		3,772,280
PANAMA 0.5%
Banco Latinoamericano de Comercio Exterior SA, Class E	51,959	1,347,297
PHILIPPINES 0.6%
Melco Crown Philippines Resorts Corp.(a)	4,123,000	199,564
Puregold Price Club, Inc.	1,173,300	865,233
Robinsons Retail Holdings, Inc.	538,350	721,271
Total		1,786,068
SINGAPORE 1.7%
Mapletree Commercial Trust	1,500,000	1,373,333
Petra Foods Ltd.	233,000	344,771
SIIC Environment Holdings Ltd.(a)	1,370,000	737,709
Singapore Exchange Ltd.	461,800	2,497,608
Total		4,953,421
SOUTH AFRICA 0.8%
Coronation Fund Managers Ltd.	331,934	1,136,853
Rand Merchant Insurance Holdings Ltd.	438,493	1,096,142
Total		2,232,995
SOUTH KOREA 3.1%
CJ Corp.	7,809	1,658,688
KCC Corp.	5,511	1,944,113
Koh Young Technology, Inc.	90,800	2,968,276
Korea Investment Holdings Co., Ltd.	34,200	1,429,160
LF Corp.	27,537	630,863
Total		8,631,100
SPAIN 2.9%
Bolsas y Mercados Españoles SHMSF SA	39,009	1,314,581
Distribuidora Internacional de Alimentacion SA	677,328	3,994,944
Prosegur Cia de Seguridad SA, Registered Shares	330,568	1,522,396
Viscofan SA	24,462	1,475,611
Total		8,307,532

Common Stocks (continued)

Issuer	Shares	Value ($)
SWEDEN 3.0%
Hexagon AB, Class B	37,588	1,390,487
Mekonomen AB	80,569	1,649,017
Modern Times Group MTG AB, Class B	41,473	1,058,962
Recipharm AB, B Shares	53,842	806,853
Sweco AB, Class B	78,688	1,158,211
Swedish Match AB	40,117	1,417,631
Trelleborg AB, Class B	45,000	873,352
Total		8,354,513
SWITZERLAND 2.3%
Inficon Holding AG	4,995	1,592,514
Panalpina Welttransport Holding AG	12,600	1,406,750
Partners Group Holding AG	9,498	3,415,806
Total		6,415,070
TAIWAN 3.1%
Advantech Co., Ltd.	143,051	916,069
Far EasTone Telecommunications Co., Ltd.	625,000	1,284,503
Ginko International Co., Ltd.	80,000	1,054,029
Silergy Corp.	138,000	1,412,672
St. Shine Optical Co., Ltd.	70,000	1,400,996
Voltronic Power Technology Corp.	186,001	2,758,561
Total		8,826,830
THAILAND 0.6%
Airports of Thailand PCL	167,000	1,596,629
UNITED KINGDOM 12.4%
Abcam PLC	131,656	1,289,676
Assura PLC	1,590,000	1,296,220
Babcock International Group PLC	94,000	1,406,725
Cable & Wireless Communications PLC	816,745	893,534
Charles Taylor PLC	540,487	2,071,644
Connect Group PLC	569,378	1,409,361
Domino's Pizza Group PLC	118,221	1,832,308
DS Smith PLC	233,000	1,362,949
Elementis PLC	235,972	794,689
Fidessa Group PLC	7,141	210,861
Halfords Group PLC	272,800	1,344,196
Halma PLC	175,758	2,238,047

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Ocado Group PLC(a)	196,484	877,837
Polypipe Group PLC	602,575	3,100,223
PureCircle Ltd.(a)	118,418	703,088
Regus PLC	552,686	2,715,663
Rentokil Initial PLC	643,000	1,508,633
Rightmove PLC	59,166	3,595,519
Shaftesbury PLC	76,010	1,024,000
Spirax-Sarco Engineering PLC	51,565	2,493,826
WH Smith PLC	108,566	2,820,971
Total		34,989,970
Total Common Stocks (Cost: $250,581,259)		259,710,519

Money Market Funds 8.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(e)(f)	22,845,249	22,845,249
Total Money Market Funds (Cost: $22,845,249)		22,845,249
Total Investments (Cost: $273,426,508)		282,555,768
Other Assets & Liabilities, Net		292,997
Net Assets		282,848,765

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at December 31, 2015 was $1,644,944, which represents 0.58% of net assets. Information concerning such security holdings at December 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Sihuan Pharmaceutical Holdings Group Ltd.	12/24/2013 - 03/09/2015	4,790,025

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2015, the value of these securities amounted to $1,644,944, which represents 0.58% of net assets.

(d)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2015, the value of these securities amounted to $3,500,689 or 1.24% of net assets.

(e)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	50,441,286	279,957,484	(307,553,521)	22,845,249	47,239	22,845,249

Abbreviation Legend

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

SDR  Swedish Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	10,544,506	—	10,544,506
Belgium	—	606,583	—	606,583
Brazil	800,514	—	—	800,514
Cambodia	—	1,130,668	—	1,130,668
Canada	13,654,219	—	—	13,654,219
China	2,709,640	6,326,240	1,644,944	10,680,824
Denmark	—	9,678,259	—	9,678,259
Egypt	—	1,513,788	—	1,513,788
Finland	—	5,193,077	—	5,193,077
France	—	6,401,454	—	6,401,454
Germany	—	15,399,207	—	15,399,207
Guatemala	778,565	—	—	778,565
Hong Kong	—	8,016,281	—	8,016,281
India	—	7,219,182	—	7,219,182
Indonesia	—	2,660,315	—	2,660,315
Italy	—	1,432,759	—	1,432,759
Japan	—	56,468,626	—	56,468,626
Kazakhstan	—	190,491	—	190,491
Malta	—	3,902,823	—	3,902,823
Mexico	1,590,093	—	—	1,590,093
Netherlands	1,107,082	7,973,390	—	9,080,472
New Zealand	—	1,554,108	—	1,554,108
Norway	—	3,772,280	—	3,772,280
Panama	1,347,297	—	—	1,347,297
Philippines	—	1,786,068	—	1,786,068
Singapore	—	4,953,421	—	4,953,421
South Africa	—	2,232,995	—	2,232,995
South Korea	—	8,631,100	—	8,631,100
Spain	—	8,307,532	—	8,307,532
Sweden	—	8,354,513	—	8,354,513
Switzerland	—	6,415,070	—	6,415,070

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

December 31, 2015

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Taiwan	—	8,826,830	—	8,826,830
Thailand	—	1,596,629	—	1,596,629
United Kingdom	—	34,989,970	—	34,989,970
Total Common Stocks	21,987,410	236,078,165	1,644,944	259,710,519
Money Market Funds	—	22,845,249	—	22,845,249
Total Investments	21,987,410	258,923,414	1,644,944	282,555,768

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	50,441,286	50,441,286	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the subscription price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial Assets were transferred from Level 2 to Level 3 due to the utilization of unobservable market inputs. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
—	4,888,917	4,888,917	—

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — DFA International Value Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.6%

Issuer	Shares	Value ($)
AUSTRALIA 5.4%
Alumina Ltd.	858,644	716,574
Asciano Ltd.	593,228	3,771,564
Aurizon Holdings Ltd.	584,279	1,854,850
Australia and New Zealand Banking Group Ltd.	91,097	1,838,319
Bank of Queensland Ltd.	132,377	1,335,371
Bendigo & Adelaide Bank Ltd.	214,658	1,856,759
BHP Billiton Ltd.	1,441,803	18,555,373
BHP Billiton Ltd., ADR	98,733	2,543,362
Boral Ltd.	393,776	1,683,609
Fortescue Metals Group Ltd.	913,795	1,229,733
Harvey Norman Holdings Ltd.	210,742	637,059
Incitec Pivot Ltd.	802,476	2,293,024
LendLease Group	118,901	1,226,767
Macquarie Group Ltd.	88,230	5,278,181
National Australia Bank Ltd.	278,150	6,069,740
Newcrest Mining Ltd.(a)	575,301	5,443,625
Oil Search Ltd.	42,784	208,245
Orica Ltd.	150,483	1,685,968
Origin Energy Ltd.	723,564	2,447,621
Qantas Airways Ltd.	517,863	1,534,983
QBE Insurance Group Ltd.	396,492	3,606,165
Rio Tinto Ltd.	214,349	6,931,949
Santos Ltd.	1,059,470	2,821,864
South32 Ltd.(a)	483,166	371,169
South32 Ltd., ADR(a)	31,453	119,993
Star Entertainment Group Ltd. (The)	361,800	1,327,603
Suncorp Group Ltd.	571,222	5,015,329
Tabcorp Holdings Ltd	89,859	305,954
Tatts Group Ltd.	703,502	2,233,537
Treasury Wine Estates Ltd.	331,822	1,992,307
Wesfarmers Ltd.	322,662	9,727,639
Woodside Petroleum Ltd.	552,151	11,503,495
Total		108,167,731
AUSTRIA 0.1%
Erste Group Bank AG(a)	41,949	1,312,587
OMV AG	47,202	1,339,841
Raiffeisen Bank International AG(a)	27,151	397,904
Total		3,050,332

Common Stocks (continued)

Issuer	Shares	Value ($)
BELGIUM 1.6%
Ageas	97,010	4,502,609
Colruyt SA	33,054	1,700,406
Delhaize Group	87,793	8,544,591
KBC Groep NV	99,584	6,226,606
Proximus SADP	81,661	2,657,324
Solvay SA	41,161	4,393,078
UCB SA	21,796	1,967,374
Umicore SA	30,334	1,272,092
Total		31,264,080
CANADA 7.4%
Agnico Eagle Mines Ltd.	42,278	1,111,260
Agnico Eagle Mines Ltd.	117,342	3,083,748
Agrium, Inc.	27,627	2,468,196
AltaGas Ltd.	21,800	486,825
Bank of Montreal	42,400	2,392,565
Bank of Montreal	243,978	13,765,239
Barrick Gold Corp.	146,157	1,081,627
Barrick Gold Corp.	453,570	3,347,347
Blackberry Ltd.(a)	362,747	3,366,099
Cameco Corp.	174,309	2,150,361
Cameco Corp.	59,010	727,593
Canadian Natural Resources Ltd.	288,734	6,305,949
Canadian Natural Resources Ltd.	476,217	10,395,817
Canadian Oil Sands Ltd.	391,181	2,337,983
Canadian Tire Corp., Ltd., Class A	44,983	3,841,289
Cenovus Energy, Inc.	130,435	1,646,090
Cenovus Energy, Inc.	217,920	2,756,089
Crescent Point Energy Corp.	324,280	3,777,837
Crescent Point Energy Corp.	141,206	1,645,050
Eldorado Gold Corp.	176,636	523,385
Empire Co., Ltd., Class A	168,855	3,141,091
Enbridge Income Fund Holdings, Inc.	8,000	162,058
EnCana Corp.	394,109	2,002,303
EnCana Corp.	346,210	1,762,209
Enerplus Corp.	54,824	188,201
Enerplus Corp.	27,360	93,571
Fairfax Financial Holdings Ltd.	19,425	9,221,997
Finning International, Inc.	142,312	1,921,217
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
First Quantum Minerals Ltd.	292,473	1,094,898
Genworth MI Canada, Inc.	14,910	286,627
George Weston Ltd.	1,897	146,611
Goldcorp, Inc.	305,300	3,528,039
Goldcorp, Inc.	2,887	33,374
Hudson's Bay Co.	11,501	150,443
Husky Energy, Inc.	242,336	2,506,199
Industrial Alliance Insurance & Financial Services, Inc.	57,010	1,818,206
Kinross Gold Corp.(a)	502,300	911,161
Lundin Mining Corp.(a)	283,911	779,693
Manulife Financial Corp.	713,154	10,689,321
Manulife Financial Corp.	64,341	963,828
Maple Leaf Foods, Inc.	25,869	444,206
MEG Energy Corp.(a)	124,392	720,983
New Gold, Inc.(a)	20,150	46,891
Pacific Exploration and Production Corp.	109,232	134,991
Penn West Petroleum Ltd.	105,979	89,612
Precision Drilling Corp.	32,995	130,435
Silver Wheaton Corp.	26,000	323,191
Silver Wheaton Corp.	119,320	1,481,954
Sun Life Financial, Inc.	151,020	4,709,484
Sun Life Financial, Inc.	11,651	363,511
Suncor Energy, Inc.	211,384	5,453,707
Suncor Energy, Inc.	801,453	20,689,384
Teck Resources Ltd., Class B	218,255	842,294
TMX Group Ltd.	2,804	72,527
Tourmaline Oil Corp.(a)	108,674	1,755,340
TransAlta Corp.	800	2,832
TransAlta Corp.	105,721	375,146
Turquoise Hill Resources Ltd.(a)	304,258	771,804
Whitecap Resources, Inc.	140,924	923,741
WSP Global, Inc.	8,800	270,353
Yamana Gold, Inc.	334,663	621,583
Total		148,835,365
DENMARK 1.9%
AP Moller - Maersk A/S, Class A	1,833	2,360,381
AP Moller - Maersk A/S, Class B	3,400	4,434,637
Carlsberg A/S, Class B	54,723	4,848,003
Danske Bank A/S	146,944	3,942,846

Common Stocks (continued)

Issuer	Shares	Value ($)
DSV A/S	75,459	2,970,343
H Lundbeck A/S(a)	26,684	911,133
ISS A/S	69,105	2,491,010
Jyske Bank A/S(a)	6,045	273,426
Rockwool International A/S, Class B	957	134,517
TDC A/S	436,871	2,175,199
Vestas Wind Systems A/S	192,157	13,420,014
Total		37,961,509
FINLAND 0.7%
Fortum OYJ	209,607	3,158,030
Kesko OYJ, Class A	116	3,923
Kesko OYJ, Class B	5,614	196,782
Neste OYJ	67,957	2,028,238
Stora Enso OYJ, Class R	365,243	3,302,579
UPM-Kymmene OYJ	295,366	5,483,563
Total		14,173,115
FRANCE 9.8%
ArcelorMittal	727,077	3,067,685
AXA SA	773,369	21,131,203
BNP Paribas SA	293,457	16,603,011
Bollore SA	269,012	1,253,498
Bollore SA(a)	1,236	5,759
Bouygues SA	114,258	4,530,403
Casino Guichard Perrachon SA	30,576	1,404,682
Cie de Saint-Gobain	373,946	16,205,052
Cie Generale des Etablissements Michelin	44,998	4,283,025
CNP Assurances	114,761	1,548,049
Credit Agricole SA	268,026	3,158,456
Eiffage SA	1,300	84,017
Electricite de France SA	93,967	1,383,897
Engie SA	725,456	12,850,159
Lagardere SCA	40,582	1,211,025
Natixis SA	424,037	2,398,815
Orange SA	1,134,294	18,971,893
Peugeot SA(a)	408,326	7,157,513
Renault SA	125,924	12,604,424
Rexel SA	90,320	1,202,680
SCOR SE	86,902	3,251,676

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Societe Generale SA	411,399	18,958,148
STMicroelectronics NV	384,206	2,572,165
Total SA	883,738	39,619,203
Vivendi SA	31,845	683,937
Total		196,140,375
GERMANY 7.9%
Allianz SE, Registered Shares	188,589	33,244,097
Bayerische Motoren Werke AG	199,694	21,038,062
Commerzbank AG(a)	461,923	4,766,389
Daimler AG, Registered Shares	518,410	43,315,229
Deutsche Bank AG, Registered Shares	426,947	10,368,268
Deutsche Bank AG, Registered Shares	54,710	1,321,247
Deutsche Lufthansa AG, Registered Shares(a)	194,297	3,060,384
Deutsche Telekom AG, Registered Shares	131,417	2,360,334
E.ON SE	665,080	6,386,102
Fraport AG Frankfurt Airport Services Worldwide	11,462	730,955
Hannover Rueckversicherung AG	17,219	1,966,229
HeidelbergCement AG	86,649	7,061,680
K+S AG	104,958	2,675,499
Metro AG	99,284	3,162,923
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Registered Shares	43,232	8,613,419
OSRAM Licht AG	7,101	296,673
RWE AG	153,180	1,931,199
Talanx AG	43,989	1,352,861
Telefonica Deutschland Holding AG	255,200	1,346,099
Volkswagen AG	19,985	3,071,030
Total		158,068,679
HONG KONG 2.4%
Bank of East Asia Ltd. (The)	66,000	244,826
Cathay Pacific Airways Ltd.	998,000	1,717,215
Cheung Kong Property Holding Ltd.	188,768	1,221,137
CK Hutchison Holdings Ltd.	411,768	5,534,956
FIH Mobile Ltd.	1,174,000	446,801
Guoco Group Ltd.	1,000	10,923
Hang Lung Group Ltd.	445,000	1,443,098
Hang Lung Properties Ltd.	1,803,000	4,085,343

Common Stocks (continued)

Issuer	Shares	Value ($)
Henderson Land Development Co., Ltd.	160,004	976,027
Hongkong & Shanghai Hotels Ltd. (The)	105,750	117,893
Hopewell Holdings Ltd.	200,500	718,301
Kerry Logistics Network Ltd.	59,000	85,821
Kerry Properties Ltd.	455,000	1,238,223
MTR Corp.	502,632	2,481,904
New World Development Co., Ltd.	4,434,790	4,354,690
NWS Holdings Ltd.	544,404	812,655
Orient Overseas International Ltd.	130,000	622,244
Shangri-La Asia Ltd.	968,000	942,527
Sino Land Co., Ltd.	914,889	1,332,770
Sun Hung Kai Properties Ltd.	689,476	8,287,215
Swire Pacific Ltd., Class A	424,500	4,741,717
Swire Pacific Ltd., Class B	157,500	320,443
Wharf Holdings Ltd. (The)	540,000	2,977,279
Wheelock & Co., Ltd.	684,000	2,870,191
Yue Yuen Industrial Holdings Ltd.	162,000	548,778
Total		48,132,977
IRELAND 0.2%
Bank of Ireland(a)	9,953,347	3,644,471
Bank of Ireland, ADR(a)	27,096	399,124
Total		4,043,595
ISRAEL 0.4%
Azrieli Group Ltd.	8,383	312,397
Bank Hapoalim BM	568,556	2,937,028
Bank Leumi Le-Israel BM(a)	449,830	1,560,705
Mizrahi Tefahot Bank Ltd.	93,836	1,121,402
Teva Pharmaceutical Industries Ltd., ADR	24,680	1,619,995
Total		7,551,527
ITALY 1.8%
Banca Monte dei Paschi di Siena SpA(a)	544,236	720,467
Banco Popolare SC(a)	44,104	607,767
ENI SpA	769,093	11,427,336
Mediobanca SpA	163,222	1,564,656
Telecom Italia SpA(a)	4,606,798	5,838,261
UniCredit SpA	2,480,237	13,712,463
Unione di Banche Italiane SpA	430,913	2,879,125
Total		36,750,075

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
JAPAN 22.2%
77 Bank Ltd. (The)	154,000	829,110
Aeon Co., Ltd.	490,100	7,551,266
Aisin Seiki Co., Ltd.	125,100	5,384,104
Alfresa Holdings Corp.	51,200	1,011,215
Amada Holdings Co., Ltd.	158,400	1,511,562
Asahi Glass Co., Ltd.	748,000	4,285,181
Asahi Kasei Corp.	946,000	6,396,952
Bank of Kyoto Ltd. (The)	115,000	1,066,471
Bank of Yokohama Ltd. (The)	470,000	2,880,913
Brother Industries Ltd.	154,300	1,772,561
Calsonic Kansei Corp.	32,000	282,114
Canon Marketing Japan, Inc.	21,000	328,392
Chiba Bank Ltd. (The)	267,000	1,894,693
Chugoku Bank Ltd. (The)	51,000	680,531
Citizen Holdings Co., Ltd.	223,000	1,602,763
Coca-Cola East Japan Co., Ltd.	15,100	243,166
Coca-Cola West Co., Ltd.	30,600	619,371
COMSYS Holdings Corp.	19,000	267,156
Cosmo Energy Holdings Co., Ltd.(a)	25,600	343,810
Dai Nippon Printing Co., Ltd.	228,000	2,254,610
Daido Steel Co., Ltd.	95,000	379,709
Daihatsu Motor Co., Ltd.	144,900	1,954,705
Daiichi Sankyo Co., Ltd.	67,000	1,382,860
Dainippon Sumitomo Pharma Co., Ltd.	35,700	420,598
Denka Co., Ltd.	160,000	708,969
DIC Corp.	309,000	836,116
Ebara Corp.	129,000	613,027
Fuji Electric Co., Ltd.	66,000	276,795
Fuji Media Holdings, Inc.	11,100	130,992
FUJIFILM Holdings Corp.	179,100	7,474,291
Fujikura Ltd.	25,000	135,036
Fukuoka Financial Group, Inc.	326,000	1,616,510
Fukuyama Transporting Co., Ltd.	19,000	94,305
Furukawa Electric Co., Ltd.	342,000	723,915
Glory Ltd.	16,800	515,789
Gunma Bank Ltd. (The)	114,000	662,823
H2O Retailing Corp.	25,700	502,204
Hachijuni Bank Ltd. (The)	126,000	771,119
Hankyu Hanshin Holdings, Inc.	518,000	3,366,942

Common Stocks (continued)

Issuer	Shares	Value ($)
Hiroshima Bank Ltd. (The)	161,000	915,089
Hitachi Capital Corp.	15,500	416,451
Hitachi Chemical Co., Ltd.	57,900	918,564
Hitachi Construction Machine Co., Ltd.	74,900	1,164,868
Hitachi High-Technologies Corp.	25,900	700,416
Hitachi Ltd.	2,382,000	13,497,307
Hitachi Transport System Ltd	13,300	231,928
Hokuhoku Financial Group, Inc.	284,000	578,946
Honda Motor Co., Ltd.	803,300	25,674,705
House Foods Group, Inc.	28,700	566,647
Ibiden Co., Ltd.	82,900	1,188,488
Idemitsu Kosan Co., Ltd.	42,100	672,218
Iida Group Holdings Co., Ltd.	34,700	643,130
Inpex Corp.	426,300	4,155,961
ITOCHU Corp.	672,000	7,948,719
Iyo Bank Ltd. (The)	77,600	753,938
J Front Retailing Co., Ltd.	146,500	2,129,761
JFE Holdings, Inc.	369,200	5,797,326
Joyo Bank Ltd. (The)	105,000	496,529
JSR Corp.	64,200	1,000,515
JTEKT Corp.	46,600	762,753
JX Holdings, Inc.	899,700	3,776,114
K's Holdings Corp.	20,200	687,845
Kamigumi Co., Ltd.	103,000	886,811
Kaneka Corp.	166,000	1,725,447
Kawasaki Kisen Kaisha Ltd.	605,000	1,295,178
Kinden Corp.	18,600	237,170
Kobe Steel Ltd.	2,331,000	2,532,669
Komatsu Ltd.	424,800	6,950,769
Konica Minolta, Inc.	351,500	3,520,336
Kuraray Co., Ltd.	229,800	2,783,522
Kyocera Corp.	40,600	1,885,486
LIXIL Group Corp.	131,000	2,909,472
Marubeni Corp.	1,231,700	6,332,289
Marui Group Co., Ltd.	76,900	1,251,364
Medipal Holdings Corp.	53,600	913,558
Mitsubishi Chemical Holdings Corp.	970,300	6,156,282
Mitsubishi Corp.	244,100	4,060,145
Mitsubishi Gas Chemical Co., Inc.	156,000	797,710
Mitsubishi Heavy Industries Ltd.	1,393,000	6,090,895

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Mitsubishi Logistics Corp.	24,000	316,228
Mitsubishi Materials Corp.	859,000	2,705,549
Mitsubishi UFJ Financial Group, Inc.	4,192,200	25,967,531
Mitsubishi UFJ Lease & Finance Co., Ltd.	194,200	999,399
Mitsui & Co., Ltd.	429,200	5,099,772
Mitsui Chemicals, Inc.	556,000	2,465,865
Mitsui OSK Lines Ltd.	441,000	1,112,324
Mizuho Financial Group, Inc.	11,651,200	23,302,404
MS&AD Insurance Group Holdings, Inc.	141,400	4,146,509
Nagase & Co., Ltd.	31,400	395,825
NEC Corp.	2,041,000	6,466,950
NH Foods Ltd.	55,000	1,077,993
NHK Spring Co., Ltd.	101,100	1,013,657
Nikon Corp.	192,200	2,574,226
Nippo Corp.	18,000	292,692
Nippon Electric Glass Co., Ltd.	156,000	786,267
Nippon Express Co., Ltd.	647,000	3,040,399
Nippon Paper Industries Co., Ltd.	49,100	794,240
Nippon Shokubai Co., Ltd.	8,400	584,515
Nippon Steel & Sumitomo Metal Corp.	365,300	7,226,497
Nippon Yusen KK	1,273,000	3,085,360
Nishi-Nippon City Bank Ltd. (The)	175,000	461,241
Nissan Motor Co., Ltd.	1,204,800	12,615,151
Nissan Shatai Co., Ltd.	5,800	62,414
Nisshin Seifun Group, Inc.	26,335	430,169
Nisshinbo Holdings, Inc.	61,000	642,793
NOK Corp.	67,600	1,579,194
Nomura Holdings, Inc.	1,047,700	5,835,747
Nomura Real Estate Holdings, Inc.	10,500	194,798
NTN Corp.	289,000	1,218,616
NTT DoCoMo, Inc.	178,500	3,661,321
Obayashi Corp.	146,000	1,347,172
Oji Holdings Corp.	561,000	2,254,655
Otsuka Holdings Co., Ltd.	90,600	3,218,922
Resona Holdings, Inc.	1,068,750	5,190,102
Ricoh Co., Ltd.	550,900	5,672,510
Rohm Co., Ltd.	24,000	1,215,621
Sankyo Co., Ltd.	15,700	586,046
SBI Holdings, Inc.	124,200	1,340,230
Sega Sammy Holdings, Inc.	35,900	335,785

Common Stocks (continued)

Issuer	Shares	Value ($)
Seino Holdings Corp.	62,000	645,067
Sekisui House Ltd.	367,800	6,184,100
Shiga Bank Ltd. (The)	4,000	19,990
Shinsei Bank Ltd.	494,000	909,103
Shizuoka Bank Ltd. (The)	88,000	853,427
Showa Denko KK	672,000	787,076
Showa Shell Sekiyu KK	72,100	588,348
SKY Perfect JSAT Holdings, Inc.	97,500	548,153
Sojitz Corp.	524,100	1,099,866
Sompo Japan Nipponkoa Holdings, Inc.	93,900	3,083,178
Stanley Electric Co., Ltd.	22,100	484,820
Sumitomo Chemical Co., Ltd.	1,104,000	6,340,378
Sumitomo Corp.	206,900	2,109,414
Sumitomo Electric Industries Ltd.	574,500	8,112,418
Sumitomo Forestry Co., Ltd.	81,100	1,094,291
Sumitomo Heavy Industries Ltd.	375,000	1,681,072
Sumitomo Metal Mining Co., Ltd.	384,000	4,661,345
Sumitomo Mitsui Financial Group, Inc.	627,600	23,686,283
Sumitomo Mitsui Trust Holdings, Inc.	1,064,000	4,029,721
Sumitomo Rubber Industries Ltd.	140,000	1,820,472
Suzuken Co., Ltd.	31,240	1,187,188
Suzuki Motor Corp.	21,723	660,028
T&D Holdings, Inc.	394,400	5,203,530
Taisho Pharmaceutical Holdings Co., Ltd.	8,200	579,129
Takashimaya Co., Ltd.	125,000	1,125,686
TDK Corp.	54,700	3,503,203
Teijin Ltd.	611,000	2,082,207
The Dai-ichi Life Insurance Co., Ltd.	302,200	5,027,910
THK Co., Ltd.	42,900	795,112
Tokai Rika Co., Ltd.	29,900	735,920
Tokio Marine Holdings, Inc.	54,100	2,089,592
Toppan Printing Co Ltd	226,000	2,082,175
Toshiba Corp.(a)	2,624,000	5,392,910
Tosoh Corp.	153,000	787,034
Toyo Seikan Group Holdings Ltd.	65,700	1,218,679
Toyoda Gosei Co., Ltd.	41,700	947,296
Toyota Industries Corp.	6,900	368,967
Toyota Tsusho Corp.	151,100	3,534,653
Ube Industries Ltd.	267,000	564,228
UNY Group Holdings Co., Ltd.	89,400	561,775

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Wacoal Holdings Corp.	15,000	179,378
Yamada Denki Co., Ltd.	370,600	1,600,817
Yamaguchi Financial Group, Inc.	82,000	971,471
Yamaha Corp.	61,100	1,475,832
Yamato Kogyo Co., Ltd.	12,900	328,924
Yokohama Rubber Co., Ltd. (The)	64,900	996,722
Zeon Corp.	18,000	144,827
Total		442,980,371
NETHERLANDS 2.2%
Aegon NV	387,797	2,193,171
Akzo Nobel NV	21,819	1,457,916
Boskalis Westminster	29,048	1,184,932
ING Groep NV-CVA	946,604	12,807,585
Koninklijke Ahold NV	87,815	1,852,321
Koninklijke DSM NV	118,043	5,919,318
Koninklijke KPN NV	682,155	2,580,159
Koninklijke Philips NV	136,952	3,485,428
Koninklijke Philips NV	444,387	11,342,652
NN Group NV	28,211	995,366
Total		43,818,848
NEW ZEALAND 0.1%
Auckland International Airport Ltd.	91,445	358,749
Fletcher Building Ltd.	223,659	1,120,860
Total		1,479,609
NORWAY 0.7%
DNB ASA	182,099	2,243,683
Norsk Hydro ASA	821,291	3,052,821
Petroleum Geo-Services ASA	16,305	66,617
Seadrill Ltd.(a)	134,588	464,787
Seadrill Ltd.(a)	139,202	471,895
SpareBank 1 SR-Bank ASA	6,539	28,962
Statoil ASA	377,962	5,271,351
Statoil ASA, ADR	46,724	652,267
Stolt-Nielsen Ltd.	3,206	38,139
Storebrand ASA(a)	148,298	580,791
Subsea 7 SA(a)	80,532	570,004
Wilh Wilhelmsen ASA	4,060	16,191
Yara International ASA	19,710	847,693
Total		14,305,201

Common Stocks (continued)

Issuer	Shares	Value ($)
PORTUGAL —%
Banco Espirito Santo SA, Registered Shares(a)(b)(c)	533,756	17,402
EDP Renovaveis SA	104,742	823,861
Total		841,263
SINGAPORE 1.0%
CapitaLand Ltd.	560,700	1,317,920
City Developments Ltd.	228,100	1,227,089
DBS Group Holdings Ltd.	289,375	3,391,332
Frasers Centrepoint Ltd.	88,900	105,141
Golden Agri-Resources Ltd.	3,841,000	917,473
Hutchison Port Holdings Trust	3,179,500	1,680,115
Noble Group Ltd.	2,289,300	639,896
Olam International Ltd.	249,200	319,335
OUE Ltd.	42,200	53,197
Oversea-Chinese Banking Corp., Ltd.	381,524	2,358,744
SembCorp Industries Ltd.	746,700	1,600,536
Singapore Airlines Ltd.	505,300	3,981,500
United Industrial Corp., Ltd.	20,000	40,624
UOL Group Ltd.	149,189	653,844
Venture Corp., Ltd.	13,100	75,668
Wilmar International Ltd.	687,100	1,417,715
Total		19,780,129
SPAIN 3.2%
Acciona SA	10,232	876,207
Banco de Sabadell SA	2,415,952	4,281,770
Banco Popular Espanol SA	551,838	1,818,243
Banco Santander SA	5,863,262	28,843,560
CaixaBank SA	593,896	2,067,121
Iberdrola SA	2,483,468	17,605,236
Mapfre SA	553,813	1,386,284
Repsol SA	561,573	6,182,508
Total		63,060,929
SWEDEN 3.0%
Boliden AB	363,429	6,088,960
Meda AB, Class A	127,418	1,606,345
Nordea Bank AB	784,318	8,605,348
Saab AB, Class B	56,854	1,750,941
Skandinaviska Enskilda Banken AB	9,980	104,804

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Skandinaviska Enskilda Banken AB, Class A	906,605	9,534,314
SSAB AB, Class A(a)	20,508	54,486
Svenska Cellulosa AB SCA, Class A	21,080	610,623
Svenska Cellulosa AB, Class B	265,272	7,687,613
Svenska Handelsbanken AB, Class A	226,993	3,014,804
Svenska Handelsbanken AB, Class B	1,403	19,287
Swedbank AB, Class A	149,124	3,284,245
Tele2 AB, Class B	309,085	3,082,346
Telefonaktiebolaget LM Ericsson	522	4,877
Telefonaktiebolaget LM Ericsson, Class B	676,260	6,520,030
TeliaSonera AB	1,482,770	7,363,265
Total		59,332,288
SWITZERLAND 9.7%
ABB Ltd.	1,185,238	21,153,672
Adecco SA, Registered Shares	142,560	9,757,197
Alpiq Holding AG, Registered Shares	691	72,577
Aryzta AG	46,457	2,350,205
Baloise Holding AG, Registered Shares	17,262	2,187,758
Cie Financiere Richemont SA, Class A, Registered Shares	284,812	20,384,833
Clariant AG, Registered Shares	200,563	3,802,860
Credit Suisse Group AG, Registered Shares	552,372	11,899,178
Dufry AG, Registered Shares(a)	6,943	826,094
Galenica AG, Registered Shares	428	669,627
Glencore PLC	3,390,708	4,493,125
Helvetia Holding AG	244	137,447
Julius Baer Group Ltd.	57,850	2,798,619
LafargeHolcim Ltd.	89,477	4,526,188
LafargeHolcim Ltd., Registered Shares	129,211	6,470,218
Lonza Group AG, Registered Shares	30,826	5,013,384
Novartis AG, Registered Shares	234,875	20,203,778
Sulzer AG, Registered Shares	7,927	745,087
Swatch Group AG (The)	26,722	9,279,616
Swatch Group AG (The), Registered Shares	35,270	2,381,806
Swiss Life Holding AG, Registered Shares	9,366	2,522,731
Swiss Re AG	209,770	20,487,461
Syngenta AG, ADR	473	37,239

Common Stocks (continued)

Issuer	Shares	Value ($)
Syngenta AG, Registered Shares	8,582	3,359,021
UBS AG	963,494	18,691,275
UBS Group AG, Registered Shares	28,512	552,277
Zurich Insurance Group AG	71,530	18,376,058
Total		193,179,331
UNITED KINGDOM 16.9%
Anglo American PLC	749,045	3,286,219
Aviva PLC	431,436	3,274,805
Barclays Bank PLC	5,606,664	18,046,561
Barclays Bank PLC, ADR	241,126	3,124,993
Barratt Developments PLC	212,168	1,955,067
BP PLC	5,195,793	27,000,899
BP PLC, ADR	1,048,348	32,771,358
Carnival PLC, ADR	49,251	2,803,367
HSBC Holdings PLC	1,202,824	9,495,352
HSBC Holdings PLC, ADR	1,302,362	51,404,228
International Consolidated Airlines Group SA	180,657	1,624,300
Investec PLC	143,759	1,013,645
J Sainsbury PLC	1,308,417	4,982,718
Kingfisher PLC	986,098	4,776,150
Lloyds Banking Group PLC	2,360,253	2,539,620
Lloyds Banking Group PLC, ADR	220,971	963,434
Old Mutual PLC	511,008	1,344,289
Royal Bank of Scotland Group PLC(a)	707,600	3,145,326
Royal Bank of Scotland Group PLC, ADR(a)	370,125	3,283,009
Royal Dutch Shell PLC, ADR, Class A	636,688	29,153,944
Royal Dutch Shell PLC, ADR, Class B	571,292	26,302,284
Royal Dutch Shell PLC, Class A	690,795	15,755,010
Royal Mail PLC	289,590	1,896,779
RSA Insurance Group PLC	181,438	1,138,768
Standard Chartered PLC	1,141,812	9,473,789
Vodafone Group PLC	21,713,987	70,413,397
Vodafone Group PLC, ADR	74,717	2,410,370
Wm Morrison Supermarkets PLC	1,872,350	4,079,625
Total		337,459,306
Total Common Stocks (Cost: $2,164,317,035)		1,970,376,635

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2015

Preferred Stocks 0.9%

Issuer	Shares	Value ($)
GERMANY 0.9%
BMW AG	21,076	1,763,330
Porsche Automobil Holding SE	46,996	2,529,203
Volkswagen AG	92,587	13,367,653
Total		17,660,186
Total Preferred Stocks (Cost: $28,925,282)		17,660,186

Rights —%

ITALY —%
Unione Di Banche Italiane SpA(a)(d)	430,913	—
SPAIN —%
Repsol SA(a)	561,573	280,123
Total Rights (Cost: $284,486)		280,123

Money Market Funds 0.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(e)(f)	4,143,409	4,143,409
Total Money Market Funds (Cost: $4,143,409)		4,143,409
Total Investments (Cost: $2,197,670,212)		1,992,460,353
Other Assets & Liabilities, Net		5,576,746
Net Assets		1,998,037,099

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at December 31, 2015 was $17,402, which represents less than 0.01% of net assets. Information concerning such security holdings at December 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Banco Espirito Santo SA, Registered Shares	04/24/2013 - 06/06/2014	683,700

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2015, the value of these securities amounted to $17,402, which represents less than 0.01% of net assets.

(d)  Negligible market value.

(e)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	4,024,787	528,374,345	(528,255,723)	4,143,409	15,248	4,143,409

Abbreviation Legend

ADR  American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)		Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	2,543,362	105,624,369		—	108,167,731
Austria	—	3,050,332		—	3,050,332
Belgium	—	31,264,080		—	31,264,080
Canada	148,835,365	—		—	148,835,365
Denmark	—	37,961,509		—	37,961,509
Finland	—	14,173,115		—	14,173,115
France	—	196,140,375		—	196,140,375
Germany	1,321,247	156,747,432		—	158,068,679
Hong Kong	—	48,132,977		—	48,132,977
Ireland	399,124	3,644,471		—	4,043,595
Israel	1,619,995	5,931,532		—	7,551,527
Italy	—	36,750,075		—	36,750,075
Japan	—	442,980,371		—	442,980,371
Netherlands	3,485,428	40,333,420		—	43,818,848
New Zealand	—	1,479,609		—	1,479,609
Norway	1,124,162	13,181,039		—	14,305,201
Portugal	—	823,861		17,402	841,263
Singapore	—	19,780,129		—	19,780,129
Spain	—	63,060,929		—	63,060,929
Sweden	—	59,332,288		—	59,332,288
Switzerland	589,516	192,589,815		—	193,179,331
United Kingdom	152,216,987	185,242,319		—	337,459,306
Total Common Stocks	312,135,186	1,658,224,047		17,402	1,970,376,635
Preferred Stocks
Germany	—	17,660,186		—	17,660,186
Rights
Italy	—	—	(a)	—	—	(a)
Spain	—	280,123		—	280,123
Total Rights	—	280,123		—	280,123
Money Market Funds	—	4,143,409		—	4,143,409
Total Investments	312,135,186	1,680,307,765		17,402	1,992,460,353

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — DFA International Value Fund

December 31, 2015

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	4,024,787	4,024,787	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Senior Loans 94.0%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 2.9%
Armor Holding II LLC 1st Lien Term Loan(a)(b) 06/26/20	5.750%	620,142	602,052
IAP Worldwide Services, Inc.(a)(b) 2nd Lien Term Loan 07/18/19	8.000%	925,094	925,094
IAP Worldwide Services, Inc.(a)(b)(c) Term Loan 07/18/18	6.250%	678,751	661,782
TransDigm, Inc. Tranche D Term Loan(a)(b) 06/04/21	3.750%	1,290,176	1,254,697
Total			3,443,625
AUTOMOTIVE 2.0%
Affinia Group, Inc. Tranche B2 Term Loan(a)(b) 04/27/20	4.750%	365,896	364,297
CS Intermediate Holdco 2 LLC Term Loan(a)(b) 04/04/21	4.000%	994,949	977,538
Gates Global LLC Term Loan(a)(b) 07/06/21	4.250%	1,092,459	1,022,225
Total			2,364,060
BANKING 0.7%
NXT Capital LLC Term Loan(a)(b) 09/04/18	6.250%	782,614	779,679
BROKERAGE/ASSET MANAGERS/EXCHANGES 1.9%
Guggenheim Partners Investment Management Holdings LLC Term Loan(a)(b) 07/22/20	4.250%	1,175,955	1,165,665
LPL Holdings, Inc. Tranche B Term Loan(a)(b) 11/21/22	4.750%	750,000	748,125
RCS Capital Corp. 1st Lien Term Loan(a)(b) 04/29/19	7.500%	474,026	393,442
Total			2,307,232
BUILDING MATERIALS 1.1%
CPG International, Inc. Term Loan(a)(b) 09/30/20	4.750%	297,716	278,364

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Ply Gem Industries, Inc. Term Loan(a)(b) 02/01/21	4.000%	994,937	975,038
Summit Materials LLC Term Loan(a)(b) 07/18/22	4.250%	74,625	73,444
Total			1,326,846
CABLE AND SATELLITE 2.4%
CSC Holdings, Inc. Term Loan(a)(b) 10/09/22	5.000%	550,000	548,455
Charter Communications Operating LLC Tranche I Term Loan(a)(b) 01/24/23	3.500%	300,000	299,376
Intelsat Jackson Holdings SA Tranche B2 Term Loan(a)(b) 06/30/19	3.750%	1,300,000	1,226,641
Numericable US LLC(a)(b) Tranche B1 Term Loan 05/21/20	4.500%	266,730	256,327
Tranche B2 Term Loan 05/21/20	4.500%	230,757	221,758
TWCC Holding Corp. Tranche B1 Term Loan(a)(b) 02/11/20	5.750%	369,111	368,583
Total			2,921,140
CHEMICALS 6.3%
A. Schulman, Inc. Tranche B Term Loan(a)(b) 06/01/22	4.000%	995,000	983,806
Allnex & Cy SCA Tranche B1 Term Loan(a)(b) 10/03/19	4.500%	294,730	292,337
Allnex U.S.A, Inc. Tranche B2 Term Loan(a)(b) 10/03/19	4.500%	152,920	151,678
Aruba Investments, Inc. Tranche B1 Term Loan(a)(b) 02/02/22	4.500%	166,700	162,949
Axalta Coating Systems Dutch Holding B BV Tranche B Term Loan(a)(b) 02/01/20	3.750%	1,137,883	1,125,719
INEOS U.S. Finance LLC Term Loan(a)(b) 03/31/22	4.250%	919,303	884,830

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Platform Specialty Products Corp.(a)(b) Tranche B 1st Lien Term Loan 06/07/20	5.500%	1,118,608	1,081,560
Tranche B2 Term Loan 06/07/20	5.500%	371,250	358,256
Polyone Corp. Term Loan(a)(b) 11/11/22	3.750%	75,000	75,000
Trinseo Materials Operating SCA/Finance, Inc. Tranche B Term Loan(a)(b) 11/05/21	4.250%	796,000	782,667
Tronox Pigments BV Term Loan(a)(b) 03/19/20	4.500%	992,366	875,763
Univar, Inc. Term Loan(a)(b) 07/01/22	4.250%	423,938	409,511
Zep, Inc. Term Loan(a)(b) 06/27/22	5.750%	298,500	296,634
Total			7,480,710
CONSTRUCTION MACHINERY 1.7%
Brock Holdings III, Inc. 1st Lien Term Loan(a)(b) 03/16/17	6.000%	495,861	461,151
Doosan Bobcat, Inc. Tranche B Term Loan(a)(b) 05/28/21	4.500%	1,315,897	1,299,448
IES Global BV Term Loan(a)(b) 08/16/19	7.254%	287,792	267,646
Total			2,028,245
CONSUMER CYCLICAL SERVICES 1.4%
Garda World Security Corp. Tranche B Term Loan(a)(b) 11/06/20	4.004%	997,455	949,248
Weight Watchers International, Inc. Tranche B2 Term Loan(a)(b) 04/02/20	4.000%	992,347	725,654
Total			1,674,902
CONSUMER PRODUCTS 2.9%
Coty, Inc. Tranche B Term Loan(a)(b) 10/27/22	3.750%	125,000	123,829

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Galleria Co. Tranche B Term Loan(a)(b) 10/22/22	3.750%	250,000	247,658
KIK Custom Products, Inc. Term Loan(a)(b) 08/26/22	6.000%	224,437	217,143
NBTY, Inc. Tranche B2 Term Loan(a)(b) 10/01/17	3.500%	1,249,577	1,227,709
Party City Holdings, Inc. Term Loan(a)(b) 08/19/22	4.250%	174,562	169,217
Serta Simmons Holdings LLC Term Loan(a)(b) 10/01/19	4.250%	966,672	958,387
Sun Products Corp. (The) Tranche B Term Loan(a)(b) 03/23/20	5.500%	500,000	467,000
Total			3,410,943
DIVERSIFIED MANUFACTURING 3.9%
Accudyne Industries Borrower SCA/LLC Term Loan(a)(b) 12/13/19	4.000%	781,738	659,396
Ameriforge Group, Inc. 1st Lien Term Loan(a)(b) 12/19/19	5.000%	378,954	118,738
Apex Tool Group LLC Term Loan(a)(b) 01/31/20	4.500%	481,773	460,695
CPM Acquisition Corp. 1st Lien Term Loan(a)(b) 04/11/22	6.000%	174,125	171,513
Gardner Denver, Inc. Term Loan(a)(b) 07/30/20	4.250%	992,386	890,418
Husky Injection Molding Systems Ltd. Term Loan(a)(b) 06/30/21	4.250%	399,511	383,032
Pelican Products, Inc. 1st Lien Term Loan(a)(b) 04/10/20	5.250%	297,727	291,773
Rexnord LLC/RBS Global, Inc. Tranche B Term Loan(a)(b) 08/21/20	4.000%	1,193,893	1,154,351
STS Operating, Inc. Term Loan(a)(b) 02/12/21	4.750%	245,625	232,730

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Travelport Finance SARL Term Loan(a)(b) 09/02/21	5.750%	298,493	291,496
Total			4,654,142
ELECTRIC 1.5%
Dynegy, Inc. Tranche B2 Term Loan(a)(b) 04/23/20	4.000%	1,412,449	1,360,485
Longview Power LLC Tranche B Term Loan(a)(b) 04/13/21	7.000%	174,125	149,747
TPF II Power LLC Term Loan(a)(b) 10/02/21	5.500%	295,835	288,809
Total			1,799,041
ENVIRONMENTAL 0.4%
EnergySolutions LLC Term Loan(a)(b) 05/29/20	6.750%	656,500	492,375
FINANCE COMPANIES 0.7%
Hamilton Lane Advisors LLC Term Loan(a)(b) 07/08/22	4.250%	74,813	74,064
Medley LLC Term Loan(a)(b) 06/15/19	6.500%	388,636	386,693
Ocwen Loan Servicing LLC Term Loan(a)(b) 02/15/18	5.500%	360,141	358,715
Total			819,472
FOOD AND BEVERAGE 4.7%
AdvancePierre Foods, Inc. 1st Lien Term Loan(a)(b) 07/10/17	5.750%	496,164	493,837
B&G Foods, Inc. Tranche B Term Loan(a)(b) 11/02/22	3.750%	1,000,000	997,810
Centerplate, Inc. Tranche A Term Loan(a)(b) 11/26/19	4.754%	389,807	372,265
Clearwater Seafoods LP Tranche B Term Loan(a)(b) 06/26/19	4.750%	426,723	423,791

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Del Monte Foods, Inc. 1st Lien Term Loan(a)(b) 02/18/21	4.255%	497,468	477,570
Diamond Foods, Inc. Term Loan(a)(b) 08/20/18	4.250%	486,383	484,559
Flavors Holdings, Inc. Tranche B 1st Lien Term Loan(a)(b) 04/03/20	6.750%	288,461	250,961
JBS U.S.A. LLC Term Loan(a)(b) 09/18/20	3.750%	645,051	632,150
JBS USA LLC Term Loan(a)(b) 10/30/22	4.000%	100,000	99,625
Post Holdings, Inc. Tranche A Term Loan(a)(b) 06/02/21	3.750%	361,382	360,420
U.S. Foods, Inc. Term Loan(a)(b) 03/31/19	4.500%	992,366	978,305
Total			5,571,293
GAMING 1.6%
Affinity Gaming LLC Term Loan(a)(b) 11/09/17	5.250%	479,706	477,547
Amaya Holdings BV Tranche B 1st Lien Term Loan(a)(b) 08/01/21	5.000%	620,625	580,284
Caesars Entertainment Operating Co., Inc. Tranche B6 Term Loan(a)(b)(d) 03/01/17	0.000%	500,000	442,000
Scientific Games International, Inc. Term Loan(a)(b) 10/18/20	6.000%	496,202	452,785
Total			1,952,616
HEALTH CARE 7.5%
ATI Holdings, Inc. Term Loan(a)(b) 12/20/19	5.250%	497,458	492,483
Ardent Legacy Acquisitions, Inc. Term Loan(a)(b) 08/04/21	6.500%	74,813	74,064

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CHS/Community Health Systems, Inc.(a)(b) Tranche G Term Loan 12/31/19	3.750%	646,750	629,372
Tranche H Term Loan 01/27/21	4.000%	1,145,497	1,125,863
CareCore National LLC Term Loan(a)(b) 03/05/21	5.500%	345,603	297,219
Envision Healthcare Corp. Tranche B2 Term Loan(a)(b) 10/28/22	4.500%	500,000	496,250
Greatbatch Ltd. Tranche B Term Loan(a)(b) 10/27/22	5.250%	125,000	123,594
Hill-Rom Holdings, Inc. Tranche B Term Loan(a)(b) 09/08/22	3.500%	194,500	194,292
Kindred Healthcare, Inc. Term Loan(a)(b) 04/09/21	4.250%	1,182,000	1,137,675
LHP Operations Co. LLC Term Loan(a)(b) 07/03/18	9.000%	264,827	256,882
Millennium Health LLC Term Loan(a)(b) 12/21/20	7.500%	574,648	488,451
Nord Anglia Education Finanace LLC Term Loan(a)(b) 03/31/21	5.000%	689,500	671,401
Onex Carestream Finance LP 1st Lien Term Loan(a)(b) 06/07/19	5.000%	767,123	685,938
Opal Acquisition, Inc. Tranche B Term Loan(a)(b) 11/27/20	5.000%	496,910	401,667
RegionalCare Hospital Partners, Inc. 1st Lien Term Loan(a)(b) 04/23/19	6.000%	297,733	292,275
Steward Health Care System LLC Term Loan(a)(b) 04/10/20	6.750%	317,687	311,334
Tecomet, Inc. 1st Lien Term Loan(a)(b) 12/03/21	5.750%	297,744	266,481
Truven Health Analytics, Inc. Tranche B Term Loan(a)(b) 06/06/19	4.500%	249,359	238,761

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
inVentiv Health, Inc. Tranche B4 Term Loan(a)(b) 05/15/18	7.750%	800,000	795,000
Total			8,979,002
INDEPENDENT ENERGY 1.0%
Floatel International Ltd. Term Loan(a)(b) 06/27/20	6.000%	297,727	130,405
MEG Energy Corp. Term Loan(a)(b) 03/31/20	3.750%	641,614	562,696
Sheridan Investment Partners I LLC Tranche B2 Term Loan(a)(b) 10/01/19	4.250%	659,280	387,874
Sheridan Production Partners I-A LP Tranche B2 Term Loan(a)(b) 10/01/19	4.250%	87,360	51,396
Sheridan Production Partners I-M LP Tranche B2 Term Loan(a)(b) 10/01/19	4.250%	53,360	31,393
Total			1,163,764
INTEGRATED ENERGY 0.1%
CITGO Holding, Inc. Term Loan(a)(b) 05/12/18	9.500%	174,832	173,229
LEISURE 2.2%
AMC Entertainment, Inc. Term Loan(a)(b) 12/15/22	4.000%	324,187	323,494
ClubCorp Club Operations Tranche B Term Loan(a)(b)(c) 07/24/20	4.250%	275,000	273,969
Life Time Fitness, Inc. Term Loan(a)(b) 06/10/22	4.250%	174,125	169,446
Seaworld Parks & Entertainment, Inc. Tranche B2 Term Loan(a)(b) 05/14/20	3.000%	992,188	922,735
Zuffa LLC Term Loan(a)(b) 02/25/20	3.750%	982,290	954,785
Total			2,644,429

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
LIFE INSURANCE 0.1%
AssuredPartners, Inc. 1st Lien Term Loan(a)(b) 10/21/22	5.750%	100,000	99,167
LODGING 1.2%
Hilton Worldwide Finance LLC Term Loan(a)(b) 10/26/20	3.500%	1,465,318	1,461,200
MEDIA AND ENTERTAINMENT 3.6%
ALM Media LLC Tranche B 1st Lien Term Loan(a)(b) 07/31/20	5.500%	339,062	327,195
Cumulus Media Holdings, Inc. Term Loan(a)(b) 12/23/20	4.250%	800,000	602,664
Extreme Reach, Inc. 1st Lien Term Loan(a)(b) 02/07/20	6.750%	525,832	514,658
Getty Images, Inc. Term Loan(a)(b) 10/18/19	4.750%	793,862	494,973
Match Group, Inc. Tranche B1 Term Loan(a)(b) 11/16/22	5.500%	175,000	172,594
Nelson Education Ltd. 1st Lien Term Loan(a)(b) 10/01/20	12.000%	987,972	726,159
Penton Media, Inc. Tranche B1 1st Lien Term Loan(a)(b) 10/03/19	4.750%	110,165	109,064
Raycom TV Broadcasting LLC Tranche B Term Loan(a)(b) 08/04/21	3.750%	933,928	924,589
Sonifi Solutions, Inc. Tranche C Term Loan(a)(b)(e) 03/28/18	6.750%	1,184,596	207,304
iHeartCommunications, Inc. Tranche E Term Loan(a)(b) 07/30/19	7.924%	300,000	209,100
Total			4,288,300
METALS 2.5%
Alpha Natural Resources, Inc.(a)(b) Term Loan 02/06/17	10.000%	50,000	47,000
Tranche B Term Loan 05/22/20	3.500%	299,235	128,919

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
FMG Resources August 2006 Proprietary Ltd. Term Loan(a)(b) 06/30/19	4.250%	992,386	733,224
Fairmount Minerals Ltd. Tranche B2 Term Loan(a)(b) 09/05/19	4.500%	497,462	241,767
JMC Steel Group, Inc. Term Loan(a)(b) 04/01/17	4.750%	891,526	855,865
Murray Energy Corp.(a)(b) Tranche B1 Term Loan 04/17/17 7.000% 174,024 133,128 Tranche B2 Term Loan 04/16/20	7.500%	149,236	94,606
Neenah Foundry Co. Term Loan(a)(b) 04/26/17	6.750%	381,419	375,698
Oxbow Carbon LLC Tranche B Term Loan(a)(b) 07/19/19	4.250%	393,750	366,975
Patriot Coal Corp. Term Loan(a)(b)(d)(e)(f)(g) 12/18/18	0.000%	395,000	—
Total			2,977,182
MIDSTREAM 0.3%
Energy Transfer Equity LP Term Loan(a)(b) 12/02/19	4.000%	232,353	207,956
Southcross Holdings Borrower LP Term Loan(a)(b) 08/04/21	6.000%	320,125	175,003
Total			382,959
OIL FIELD SERVICES 2.2%
Bronco Midstream Funding LLC Term Loan(a)(b) 08/17/20	5.000%	960,733	749,372
Drillships Ocean Ventures, Inc. Term Loan(a)(b) 07/25/21	5.500%	298,489	139,543
Fieldwood Energy LLC Term Loan(a)(b) 10/01/18	3.875%	855,812	556,278
Paragon Offshore Finance Co. Term Loan(a)(b) 07/16/21	3.750%	666,563	168,640

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Seventy Seven Operating LLC Term Loan(a)(b) 06/25/21	3.750%	418,625	297,224
Sonneborn Dutch Holdings BV Term Loan(a)(b) 12/10/20	4.750%	48,262	47,880
Sonneborn LLC Term Loan(a)(b) 12/10/20	4.750%	273,487	271,322
Tervita Corp. Term Loan(a)(b) 05/15/18	6.250%	493,836	378,402
Total			2,608,661
OTHER FINANCIAL INSTITUTIONS 3.5%
AlixPartners LLP Term Loan(a)(b) 07/28/22	4.500%	74,813	74,111
Altisource Solutions SARL Tranche B Term Loan(a)(b) 12/09/20	4.500%	241,011	208,475
Ceridian HCM Holding, Inc. Term Loan(a)(b) 09/15/20	4.500%	297,744	251,966
Citco III Ltd. Term Loan(a)(b) 06/29/18	4.250%	992,225	979,822
Corporate Capital Trust, Inc. Tranche B Term Loan(a)(b) 05/20/19	4.000%	761,437	751,920
IG Investments Holdings LLC Tranche B Term Loan(a)(b) 10/31/21	6.000%	793,862	786,582
MediArena Acquisition BV Tranche B 1st Lien Term Loan(a)(b) 08/13/21	6.750%	345,625	305,591
PGX Holdings, Inc. 1st Lien Term Loan(a)(b) 09/29/20	5.750%	427,902	423,268
Walter Investment Management Corp. Tranche B Term Loan(a)(b) 12/18/20	4.750%	479,325	410,724
Total			4,192,459
OTHER INDUSTRY 1.8%
Education Management II LLC(a)(b)(f) Tranche A Term Loan 07/02/20	5.500%	192,200	43,245
Tranche B Term Loan 07/02/20	2.000%	336,504	28,603
Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Knowledge Universe Education 1st Lien Term Loan(a)(b) 08/12/22	6.000%	149,625	145,884
MCS AMS Sub-Holdings LLC Term Loan(a)(b) 10/15/19	7.500%	434,375	351,844
RE/MAX LLC Term Loan(a)(b) 07/31/20	4.250%	1,057,227	1,038,726
WireCo WorldGroup, Inc. Term Loan(a)(b) 02/15/17	6.000%	594,612	571,571
Total			2,179,873
OTHER REIT 0.3%
DTZ US Borrower LLC 1st Lien Term Loan(a)(b) 11/04/21	4.250%	373,125	363,446
PACKAGING 1.6%
Berry Plastics Corp. Tranche F Term Loan(a)(b) 10/03/22	4.000%	146,053	144,593
Hilex Poly Holdings, Inc. 1st Lien Term Loan(a)(b) 12/05/21	6.000%	497,494	495,255
Reynolds Group Holdings Inc. Term Loan(a)(b) 12/01/18	4.500%	1,000,000	988,960
Tank Holding Corp. Term Loan(a)(b) 03/16/22	5.250%	288,667	283,254
Total			1,912,062
PHARMACEUTICALS 1.5%
AMAG Pharmaceuticals, Inc. Term Loan(a)(b) 08/17/21	4.750%	148,125	141,212
Amneal Pharmaceuticals LLC Tranche B Term Loan(a)(b) 11/01/19	4.501%	484,861	474,921
Endo Finance Co. I SARL Tranche B Term Loan(a)(b) 09/26/22	3.750%	350,000	344,897
Indivior Finance SARL Term Loan(a)(b) 12/19/19	7.000%	292,405	272,910

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Pharmaceutical Product Development, Inc. Term Loan(a)(b) 08/18/22	4.250%	621,875	603,219
Total			1,837,159
PROPERTY & CASUALTY 1.8%
Alliant Holdings Intermediate LLC Term Loan(a)(b) 08/12/22	4.500%	273,625	266,442
AmWINS Group LLC 1st Lien Term Loan(a)(b) 09/06/19	5.250%	558,502	556,408
Asurion LLC 2nd Lien Term Loan(a)(b) 03/03/21	8.500%	1,025,000	868,687
Cooper, Gay, Swett & Crawford Ltd. 1st Lien Term Loan(a)(b) 04/16/20	5.000%	463,125	443,058
Total			2,134,595
REFINING 0.8%
CITGO Petroleum Corp. Tranche B Term Loan(a)(b) 07/29/21	4.500%	765,312	737,891
Seadrill Operating LP Term Loan(a)(b) 02/21/21	4.000%	496,203	205,096
Total			942,987
RESTAURANTS 1.4%
Burger King Corp. Tranche B2 Term Loan(a)(b) 12/10/21	3.750%	1,289,201	1,276,309
P.F. Chang's China Bistro, Inc. Term Loan(a)(b) 06/22/19	4.250%	395,809	376,018
Total			1,652,327
RETAILERS 3.5%
99 Cents Only Stores Tranche B2 Term Loan(a)(b) 01/11/19	4.500%	495,435	320,264
Ascena Retail Group, Inc. Tranche B Term Loan(a)(b) 08/21/22	5.250%	225,000	209,813
Evergreen Acqco 1 LP Term Loan(a)(b) 07/09/19	5.000%	651,430	530,303

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
J. Crew Group, Inc. Term Loan(a)(b) 03/05/21	4.000%	497,475	320,747
Men's Wearhouse, Inc. (The) Tranche B Term Loan(a)(b) 06/18/21	4.500%	736,244	646,054
PFS Holding Corp. 1st Lien Term Loan(a)(b) 01/31/21	4.500%	196,500	177,341
PetCo Animal Supplies, Inc. Term Loan(a)(b) 11/24/17	4.000%	992,167	988,268
Rite Aid Corp.(a)(b) Tranche 1 2nd Lien Term Loan 08/21/20	5.750%	425,000	425,213
Tranche 2 2nd Lien Term Loan 06/21/21	4.875%	500,000	498,280
Total			4,116,283
SUPERMARKETS 1.4%
Albertson's LLC Tranche B4 Term Loan(a)(b) 08/25/21	5.500%	694,750	688,066
SUPERVALU, Inc. Term Loan(a)(b) 03/21/19	4.500%	992,792	978,109
Total			1,666,175
TECHNOLOGY 18.2%
Ancestry.com, Inc. Term Loan(a)(b) 08/29/22	5.000%	224,438	222,193
Answers Corp. 1st Lien Term Loan(a)(b) 10/01/21	6.250%	866,250	580,388
Ascend Learning LLC 1st Lien Term Loan(a)(b) 07/31/19	5.500%	1,031,625	1,023,630
Auction.com LLC Term Loan(a)(b) 05/12/19	6.000%	595,500	588,056
Avago Technologies Ltd. Term Loan(a)(b) 05/06/21	3.750%	1,491,289	1,486,323
CPI Buyer LLC 1st Lien Term Loan(a)(b) 08/16/21	5.500%	297,739	282,852

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Campaign Monitor Finance Propriety Ltd. Term Loan(a)(b) 03/18/21	6.250%	295,672	283,845
CompuCom Systems, Inc. Term Loan(a)(b) 05/09/20	4.250%	300,000	188,001
Dell International LLC Tranche B2 Term Loan(a)(b) 04/29/20	4.000%	1,496,241	1,484,211
EIG Investors Corp. Term Loan(a)(b) 11/09/19	5.000%	992,386	965,095
Electrical Components International, Inc. Term Loan(a)(b) 05/28/21	5.750%	397,984	394,999
Evergreen Skills SARL 1st Lien Term Loan(a)(b) 04/28/21	5.750%	497,481	383,060
Excelitas Technologies Corp. Tranche B Term Loan(a)(b) 11/02/20	6.000%	297,716	262,362
First Data Corp.(a)(b) Term Loan 03/24/21	4.418%	1,000,000	995,000
07/08/22	4.168%	100,000	98,475
Global Healthcare Exchange LLC Term Loan(a)(b) 08/15/22	5.500%	149,625	148,223
Go Daddy Operating Co. LLC Term Loan(a)(b) 05/13/21	4.250%	992,443	984,176
Hyland Software, Inc. 1st Lien Term Loan(a)(b) 07/01/22	4.750%	564,246	554,936
ION Trading Technologies SARL Tranche B1 1st Lien Term Loan(a)(b) 06/10/21	4.250%	1,018,037	982,406
IPC Corp. Tranche B1 1st Lien Term Loan(a)(b) 08/06/21	5.500%	297,750	278,396
Infor (U.S.), Inc. Tranche B3 Term Loan(a)(b) 06/03/20	3.750%	428,590	401,803
Infor US, Inc. Tranche B5 Term Loan(a)(b) 06/03/20	3.750%	496,133	464,713

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Information Resources, Inc. Term Loan(a)(b) 09/30/20	4.750%	496,193	491,851
M/A-COM Technology Solutions Holdings, Inc. Term Loan(a)(b) 05/07/21	4.500%	418,625	416,879
MA FinanceCo LLC Tranche B Term Loan(a)(b) 11/19/21	5.250%	497,167	492,041
Magic Newco LLC 1st Lien Term Loan(a)(b) 12/12/18	5.000%	795,892	794,237
NXP BV/Funding LLC Tranche B Term Loan(a)(b) 12/07/20	3.750%	250,000	248,563
Orbotech Ltd. Term Loan(a)(b) 08/07/20	5.000%	279,574	273,982
ProQuest LLC Term Loan(a)(b) 10/24/21	5.750%	447,734	438,220
RP Crown Parent LLC 1st Lien Term Loan(a)(b) 12/21/18	6.000%	496,203	439,492
Renaissance Learning, Inc. 1st Lien Term Loan(a)(b) 04/09/21	4.500%	564,937	539,515
Rocket Software, Inc. 1st Lien Term Loan(a)(b) 02/08/18	5.750%	475,459	472,787
SGS Cayman LP Term Loan(a)(b) 04/23/21	6.000%	92,299	91,607
SS&C European Holdings SARL Tranche B2 Term Loan(a)(b) 07/08/22	4.018%	36,890	36,568
SS&C Technologies, Inc. Tranche B1 Term Loan(a)(b) 07/08/22	4.007%	250,673	248,479
Smart Technologies ULC Tranche B Term Loan(a)(b) 01/31/18	10.500%	477,969	475,579
SunEdison Semiconductor BV Term Loan(a)(b) 05/27/19	6.500%	556,504	550,939
SurveyMonkey.com LLC Term Loan(a)(b) 02/07/19	6.250%	500,788	489,521

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2015

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Sutherland Global Services, Inc. Term Loan(a)(b) 04/23/21	6.000%	396,513	393,539
Sybil Finance BV Term Loan(a)(b) 03/20/20	4.250%	492,955	486,793
Syniverse Holdings, Inc. Tranche B Term Loan(a)(b) 04/23/19	4.000%	500,000	361,665
Wall Street Systems Delaware, Inc. Term Loan(a)(b) 04/30/21	4.500%	921,112	904,422
Total			21,699,822
TRANSPORTATION SERVICES 0.6%
Kenan Advantage Group Holdings Corp.(a)(b) Term Loan 07/29/22	4.000%	51,290	50,649
07/29/22	4.000%	16,360	16,155
Kenan Advantage Group Holdings Corp.(a)(b)(h) Tranche 1 Delayed Draw Term Loan 01/31/17	4.000%	7,181	7,091
Stena International SA Term Loan(a)(b) 03/03/21	4.000%	793,939	662,939
Total			736,834
WIRELESS 0.8%
T-Mobile USA, Inc. Term Loan(a)(b) 11/09/22	3.500%	1,000,000	998,910
Total Senior Loans (Cost: $122,427,483)			112,237,146

Corporate Bonds & Notes 0.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.1%
Erickson Air-Crane, Inc.(e)(f) 11/02/20	6.000%	72,198	31,392
Total Corporate Bonds & Notes (Cost: $60,066)			31,392

Common Stocks 0.2%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY —%
Media —%
Nelson Education Ltd.(g)(i)	167,955	—
Total Consumer Discretionary		—
HEALTH CARE 0.1%
Health Care Providers & Services 0.1%
Millennium Health LLC(i)	16,788	83,940
Total		83,940
Total Health Care		83,940
INDUSTRIALS 0.1%
Commercial Services & Supplies 0.1%
Education Management LLC(e)(f)(i)	2,303,005	2
IAP Worldwide Services, Inc.(f)(i)	120	180,854
Total		180,856
Total Industrials		180,856
Total Common Stocks (Cost: $289,712)		264,796

Convertible Preferred Stocks —%

CONSUMER DISCRETIONARY —%
Diversified Consumer Services —%
Education Management Corp.(f)(i)	2,562	2,562
Total Consumer Discretionary		2,562
Total Convertible Preferred Stocks (Cost: $1,819)		2,562

Money Market Funds 5.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(j)(k)	6,855,707	6,855,707
Total Money Market Funds (Cost: $6,855,707)		6,855,707
Total Investments (Cost: $129,634,787)		119,391,603
Other Assets & Liabilities, Net		7,158
Net Assets		119,398,761

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2015

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2015, the value of these securities amounted to $442,000, which represents 0.37% of net assets.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2015, the value of these securities amounted to $238,698, which represents 0.20% of net assets.

(f)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at December 31, 2015 was $286,658, which represents 0.24% of net assets. Information concerning such security holdings at December 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Education Management Corp.	01/19/2015	1,819
Education Management LLC	01/19/2015	1,308
Education Management II LLC Tranche A Term Loan 07/02/20 5.500%	01/19/2015	187,137
Education Management II LLC Tranche B Term Loan 07/02/20 2.000%	01/19/2015 - 10/07/2015	308,075
Erickson Air-Crane, Inc. 11/02/20 6.000%	05/09/2013	60,066
IAP Worldwide Services, Inc.	07/22/2014 - 09/08/2014	142,684
Patriot Coal Corp. Term Loan 12/18/18 0.000%	12/11/2013	389,294

(g)  Negligible market value.

(h)  At December 31, 2015, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
Kenan Advantage Group Holdings Corp. Tranche 1 Delayed Draw Term Loan 01/31/17 4.000%	7,145

(i)  Non-income producing investment.

(j)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(k)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,251,297	202,790,505	(199,186,095)	6,855,707	13,113	6,855,707

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)		Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Senior Loans	—	97,476,642		14,760,504	112,237,146
Corporate Bonds & Notes	—	—		31,392	31,392
Common Stocks
Consumer Discretionary	—	0	(a)	—	0	(a)
Health Care	—	83,940		—	83,940
Industrials	—	—		180,856	180,856
Total Common Stocks	—	83,940		180,856	264,796
Convertible Preferred Stocks
Consumer Discretionary	—	—		2,562	2,562
Money Market Funds	—	6,855,707		—	6,855,707
Total Investments	—	104,416,289		14,975,314	119,391,603

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	3,251,297	3,251,297	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Senior Loans ($)	Corporate Bonds & Notes ($)	Common Stocks ($)	Convertible Preferred Stocks ($)	Total ($)
Balance as of December 31, 2014	49,937,342	56,898	—	—	49,994,240
Increase (decrease) in accrued discounts/premiums	112,802	2,029	—	—	114,831
Realized gain (loss)	(102,054)	2,697	—	—	(99,357)
Change in unrealized appreciation (depreciation)(a)	(373,054)	(15,309)	77,064	743	(310,556)
Sales	(43,277,558)	(14,923)	—	—	(43,292,481)
Purchases	5,535,816	—	1,308	1,819	5,538,943
Transfers into Level 3	11,441,696	—	102,484	—	11,544,180
Transfers out of Level 3	(8,514,486)	—	—	—	(8,514,486)
Balance as of December 31, 2015	14,760,504	31,392	180,856	2,562	14,975,314

(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2015 was $(1,176,415), which is comprised of Senior Loans of $(1,238,913), Corporate Bonds & Notes of $(15,309), Common Stocks of $77,064 and Convertible Preferred Stocks of $743.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain senior loans and convertible preferred stocks classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Certain corporate bonds and common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Holland Large Cap Growth Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 97.1%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 23.4%
Auto Components 1.4%
Delphi Automotive PLC	202,529	17,362,811
Hotels, Restaurants & Leisure 1.0%
Yum! Brands, Inc.	163,733	11,960,696
Internet & Catalog Retail 8.4%
Amazon.com, Inc.(a)	84,161	56,883,578
Priceline Group, Inc. (The)(a)	35,919	45,794,929
Total		102,678,507
Media 1.7%
21st Century Fox, Inc., Class A	759,894	20,638,721
Multiline Retail 1.1%
Dollar General Corp.	178,661	12,840,366
Specialty Retail 6.3%
Advance Auto Parts, Inc.	150,003	22,576,952
GNC Holdings, Inc., Class A	448,403	13,909,461
Lowe's Companies, Inc.	353,126	26,851,701
Restoration Hardware Holdings, Inc.(a)	166,063	13,193,705
Total		76,531,819
Textiles, Apparel & Luxury Goods 3.5%
Nike, Inc., Class B	364,415	22,775,938
Under Armour, Inc., Class A(a)	248,497	20,031,343
Total		42,807,281
Total Consumer Discretionary		284,820,201
CONSUMER STAPLES 10.6%
Beverages 3.1%
Monster Beverage Corp.(a)	179,140	26,684,695
PepsiCo, Inc.	115,997	11,590,420
Total		38,275,115
Food & Staples Retailing 6.4%
Costco Wholesale Corp.	162,962	26,318,363
CVS Health Corp.	318,179	31,108,361
Whole Foods Market, Inc.	599,661	20,088,643
Total		77,515,367
Food Products 1.1%
Mead Johnson Nutrition Co.	169,744	13,401,289
Total Consumer Staples		129,191,771

Common Stocks (continued)

Issuer	Shares	Value ($)
FINANCIALS 4.0%
Capital Markets 4.0%
BlackRock, Inc.	66,345	22,591,799
Greenhill & Co., Inc.	221,288	6,331,050
TD Ameritrade Holding Corp.	562,546	19,525,972
Total		48,448,821
Total Financials		48,448,821
HEALTH CARE 14.8%
Biotechnology 5.4%
Biogen, Inc.(a)	28,159	8,626,510
Gilead Sciences, Inc.	356,080	36,031,735
Medivation, Inc.(a)	228,412	11,041,436
Vertex Pharmaceuticals, Inc.(a)	77,287	9,725,023
Total		65,424,704
Health Care Equipment & Supplies 2.9%
Medtronic PLC	465,504	35,806,568
Health Care Providers & Services 2.3%
DaVita HealthCare Partners, Inc.(a)	320,260	22,325,324
Envision Healthcare Holdings, Inc.(a)	227,780	5,915,447
Total		28,240,771
Health Care Technology 1.9%
Cerner Corp.(a)	381,675	22,965,385
Life Sciences Tools & Services 0.8%
Quintiles Transnational Holdings, Inc.(a)	134,830	9,257,428
Pharmaceuticals 1.5%
Bristol-Myers Squibb Co.	267,583	18,407,034
Total Health Care		180,101,890
INDUSTRIALS 12.9%
Aerospace & Defense 5.9%
Boeing Co. (The)	141,707	20,489,415
Honeywell International, Inc.	292,006	30,243,062
Precision Castparts Corp.	88,918	20,629,865
Total		71,362,342
Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	122,131	11,752,666
Airlines 3.1%
Southwest Airlines Co.	886,144	38,157,361

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Holland Large Cap Growth Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrial Conglomerates 1.9%
Roper Technologies, Inc.	124,080	23,549,143
Professional Services 1.0%
IHS, Inc., Class A(a)	108,487	12,848,115
Total Industrials		157,669,627
INFORMATION TECHNOLOGY 30.1%
Communications Equipment 2.9%
Cisco Systems, Inc.	1,283,523	34,854,067
Internet Software & Services 6.6%
Alphabet, Inc., Class C(a)	77,373	58,716,822
Facebook, Inc., Class A(a)	205,882	21,547,610
Total		80,264,432
IT Services 6.4%
Automatic Data Processing, Inc.	129,936	11,008,178
International Business Machines Corp.	59,629	8,206,143
Visa, Inc., Class A	753,973	58,470,606
Total		77,684,927
Software 10.5%
Adobe Systems, Inc.(a)	525,920	49,404,925
Citrix Systems, Inc.(a)	586,967	44,404,054
Intuit, Inc.	145,457	14,036,600
Microsoft Corp.	365,479	20,276,775
Total		128,122,354

Common Stocks (continued)

Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 3.7%
Apple, Inc.	430,100	45,272,326
Total Information Technology		366,198,106
MATERIALS 1.3%
Chemicals 1.3%
Ecolab, Inc.	136,539	15,617,331
Total Materials		15,617,331
Total Common Stocks (Cost: $917,776,565)		1,182,047,747

Money Market Funds 2.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	28,151,787	28,151,787
Total Money Market Funds (Cost: $28,151,787)		28,151,787
Total Investments (Cost: $945,928,352)		1,210,199,534
Other Assets & Liabilities, Net		6,963,407
Net Assets		1,217,162,941

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	19,637,961	218,946,603	(210,432,777)	28,151,787	23,736	28,151,787

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Holland Large Cap Growth Fund

December 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Holland Large Cap Growth Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	284,820,201	—	—	284,820,201
Consumer Staples	129,191,771	—	—	129,191,771
Financials	48,448,821	—	—	48,448,821
Health Care	180,101,890	—	—	180,101,890
Industrials	157,669,627	—	—	157,669,627
Information Technology	366,198,106	—	—	366,198,106
Materials	15,617,331	—	—	15,617,331
Total Common Stocks	1,182,047,747	—	—	1,182,047,747
Money Market Funds	—	28,151,787	—	28,151,787
Total Investments	1,182,047,747	28,151,787	—	1,210,199,534

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	19,637,961	19,637,961	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Invesco International Growth Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 95.0%

Issuer	Shares	Value ($)
AUSTRALIA 4.8%
Amcor Ltd.	4,735,319	46,004,751
Aurizon Holdings Ltd.	7,154,785	22,713,555
Brambles Ltd.	2,434,564	20,389,232
CSL Ltd.	293,631	22,386,335
Total		111,493,873
BELGIUM 1.4%
Anheuser-Busch InBev SA/NV	253,141	31,502,697
BRAZIL 1.7%
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	9,717,054	26,747,228
BRF SA	911,929	12,769,887
Total		39,517,115
CANADA 7.2%
Canadian National Railway Co.	344,149	19,238,220
Cenovus Energy, Inc.	1,321,626	16,714,935
CGI Group, Inc., Class A(a)	1,332,051	53,332,099
Fairfax Financial Holdings Ltd.	53,465	25,382,448
Great-West Lifeco, Inc.	679,460	16,955,810
Suncor Energy, Inc.	1,405,825	36,291,153
Total		167,914,665
CHINA 3.2%
Baidu, Inc., ADR(a)	183,165	34,625,511
Great Wall Motor Co., Ltd., Class H	18,897,500	21,827,116
Industrial & Commercial Bank of China Ltd., Class H	30,262,000	18,139,605
Total		74,592,232
DENMARK 2.9%
Carlsberg A/S, Class B	452,574	40,094,294
Novo Nordisk A/S, Class B	457,733	26,501,921
Total		66,596,215
FRANCE 3.3%
Publicis Groupe SA	674,674	44,862,680
Schneider Electric SE	558,437	31,721,424
Total		76,584,104
GERMANY 8.3%
Allianz SE, Registered Shares	219,499	38,692,851
Deutsche Boerse AG	591,012	51,950,653

Common Stocks (continued)

Issuer	Shares	Value ($)
Deutsche Post AG	774,441	21,651,669
ProSiebenSat.1 Media AG	725,193	36,586,938
SAP SE	563,299	44,699,565
Total		193,581,676
HONG KONG 3.3%
CK Hutchison Holdings Ltd.	3,884,952	52,221,247
Galaxy Entertainment Group Ltd.	7,918,000	24,809,646
Total		77,030,893
ISRAEL 2.8%
Teva Pharmaceutical Industries Ltd., ADR	997,964	65,506,357
JAPAN 8.0%
Denso Corp.	253,100	12,094,509
FANUC Corp.	114,300	19,692,732
Japan Tobacco, Inc.	1,279,300	46,967,927
Keyence Corp.	30,460	16,740,974
Komatsu Ltd.	1,136,800	18,600,835
Toyota Motor Corp.	494,200	30,432,352
Yahoo! Japan Corp.	9,904,100	40,259,222
Total		184,788,551
MEXICO 2.2%
Fomento Economico Mexicano SAB de CV, ADR	185,785	17,157,245
Grupo Televisa SAB, ADR	1,218,546	33,156,636
Total		50,313,881
NETHERLANDS 1.3%
Unilever NV-CVA	672,642	29,316,497
SINGAPORE 3.7%
Avago Technologies Ltd.	352,452	51,158,408
United Overseas Bank Ltd.	2,431,000	33,515,747
Total		84,674,155
SOUTH KOREA 1.4%
Samsung Electronics Co., Ltd.	30,845	32,898,731
SPAIN 1.3%
Amadeus IT Holding SA, Class A	656,033	28,914,422

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Invesco International Growth Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
SWEDEN 4.4%
Getinge AB, Series CPO	888,741	23,280,801
Investor AB, Class B	1,036,318	38,084,877
Sandvik AB	1,228,113	10,705,471
Telefonaktiebolaget LM Ericsson, Class B	3,190,685	30,762,370
Total		102,833,519
SWITZERLAND 8.9%
Cie Financiere Richemont SA, Class A, Registered Shares	238,016	17,035,505
Julius Baer Group Ltd.	682,010	32,993,709
Novartis AG, Registered Shares	191,359	16,460,563
Roche Holding AG, Genusschein Shares	158,805	44,006,201
Swatch Group AG (The)	44,590	15,484,547
Syngenta AG, Registered Shares	101,283	39,642,481
UBS AG	2,076,994	40,292,587
Total		205,915,593
TAIWAN 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	10,313,000	44,492,770
THAILAND 1.1%
Kasikornbank PCL, Foreign Registered Shares, NVDR	6,397,586	26,592,182
TURKEY 0.8%
Akbank TAS	8,386,716	19,267,246

Common Stocks (continued)

Issuer	Shares	Value ($)
UNITED KINGDOM 21.1%
Aberdeen Asset Management PLC	4,233,670	18,040,615
British American Tobacco PLC	1,006,504	55,895,227
Compass Group PLC	2,400,635	41,598,739
Informa PLC	2,485,523	22,462,777
Kingfisher PLC	6,832,840	33,094,752
Lloyds Banking Group PLC	24,493,013	26,354,360
Next PLC	217,074	23,307,424
RELX PLC	3,582,854	63,186,926
Royal Dutch Shell PLC, Class B	1,303,179	29,700,662
Sky PLC	5,136,392	84,199,600
Smith & Nephew PLC	1,955,149	34,844,805
WPP PLC	2,518,059	57,919,841
Total		490,605,728
Total Common Stocks (Cost: $1,993,548,090)		2,204,933,102

Money Market Funds 5.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	116,154,835	116,154,835
Total Money Market Funds (Cost: $116,154,835)		116,154,835
Total Investments (Cost: $2,109,702,925)		2,321,087,937
Other Assets & Liabilities, Net		(304,288)
Net Assets		2,320,783,649

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	150,844,247	425,371,746	(460,061,158)	116,154,835	223,294	116,154,835

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Invesco International Growth Fund

December 31, 2015

Abbreviation Legend

ADR  American Depositary Receipt

NVDR  Non-voting Depository Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Invesco International Growth Fund

December 31, 2015

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	111,493,873	—	111,493,873
Belgium	—	31,502,697	—	31,502,697
Brazil	39,517,115	—	—	39,517,115
Canada	167,914,665	—	—	167,914,665
China	34,625,511	39,966,721	—	74,592,232
Denmark	—	66,596,215	—	66,596,215
France	—	76,584,104	—	76,584,104
Germany	—	193,581,676	—	193,581,676
Hong Kong	—	77,030,893	—	77,030,893
Israel	65,506,357	—	—	65,506,357
Japan	—	184,788,551	—	184,788,551
Mexico	50,313,881	—	—	50,313,881
Netherlands	—	29,316,497	—	29,316,497
Singapore	51,158,408	33,515,747	—	84,674,155
South Korea	—	32,898,731	—	32,898,731
Spain	—	28,914,422	—	28,914,422
Sweden	—	102,833,519	—	102,833,519
Switzerland	—	205,915,593	—	205,915,593
Taiwan	—	44,492,770	—	44,492,770
Thailand	—	26,592,182	—	26,592,182
Turkey	—	19,267,246	—	19,267,246
United Kingdom	—	490,605,728	—	490,605,728
Total Common Stocks	409,035,937	1,795,897,165	—	2,204,933,102
Money Market Funds	—	116,154,835	—	116,154,835
Total Investments	409,035,937	1,912,052,000	—	2,321,087,937

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Invesco International Growth Fund

December 31, 2015

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	150,844,247	150,844,247	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 19.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.1%
Airbus Group Finance BV(a) 04/17/23	2.700%	589,000	570,561
BAE Systems Holdings, Inc.(a) 06/01/19	6.375%	555,000	621,116
10/07/24	3.800%	725,000	720,911
Lockheed Martin Corp. 11/15/19	4.250%	300,000	321,774
01/15/23	3.100%	386,000	385,745
05/15/36	4.500%	437,000	442,417
12/15/42	4.070%	257,000	237,833
Northrop Grumman Systems Corp. 02/15/31	7.750%	400,000	527,943
Total			3,828,300
AGENCIES 0.1%
Financing Corp.(b) 11/30/17	0.000%	3,250,000	3,173,472
AIRLINES 0.1%
Air Canada Pass-Through Trust(a) 05/15/25	4.125%	901,897	897,388
American Airlines Pass-Through Trust 01/31/21	5.250%	155,685	165,415
01/15/23	4.950%	727,241	770,876
Continental Airlines Pass-Through Trust 04/19/22	5.983%	671,825	741,896
10/29/24	4.000%	162,352	165,599
Delta Air Lines Pass-Through Trust 04/15/19	5.300%	77,845	82,320
United Airlines, Inc. Pass-Through Trust 08/15/25	4.300%	288,452	298,548
Total			3,122,042
APARTMENT REIT —%
ERP Operating LP 08/01/16	5.375%	500,000	511,426
12/15/21	4.625%	788,000	855,201
Total			1,366,627
AUTOMOTIVE 0.6%
American Honda Finance Corp. 03/13/18	1.500%	760,000	754,428
American Honda Finance Corp.(a) 02/28/17	2.125%	652,000	658,959
02/16/18	1.600%	1,118,000	1,114,387
Daimler Finance North America LLC 01/18/31	8.500%	1,275,000	1,849,382

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Daimler Finance North America LLC(a) 08/03/18	2.000%	410,000	406,679
07/31/19	2.250%	459,000	452,977
Ford Motor Credit Co. LLC 02/03/17	4.250%	1,200,000	1,226,051
06/12/17	3.000%	300,000	302,917
09/08/17	1.684%	2,478,000	2,451,758
01/09/18	2.145%	618,000	615,714
03/12/19	2.375%	869,000	856,664
11/04/19	2.597%	700,000	687,287
08/04/20	3.157%	550,000	547,173
01/09/22	3.219%	271,000	265,242
08/04/25	4.134%	940,000	936,630
Ford Motor Credit Co. LLC(c) 05/09/16	1.594%	506,000	506,689
General Motors Financial Co., Inc. 01/15/19	3.100%	283,000	282,589
07/13/20	3.200%	1,682,000	1,656,102
Hyundai Capital America(a) 10/30/18	2.400%	736,000	733,717
Johnson Controls, Inc. 12/01/21	3.750%	525,000	528,908
12/01/41	5.250%	865,000	792,676
07/02/64	4.950%	885,000	718,838
Toyota Motor Credit Corp. 05/22/17	1.750%	1,000,000	1,006,437
07/13/18	1.550%	356,000	355,159
07/13/22	2.800%	700,000	696,756
Total			20,404,119
BANKING 5.2%
ABN AMRO Bank NV(a) 06/04/18	1.800%	1,195,000	1,188,244
10/30/18	2.500%	720,000	724,563
Subordinated 07/28/25	4.750%	231,000	230,383
ANZ New Zealand International Ltd.(a) 09/23/19	2.600%	400,000	401,134
08/06/20	2.850%	478,000	481,962
American Express Co. 03/19/18	7.000%	500,000	554,496
Subordinated 12/05/24	3.625%	170,000	166,376
American Express Credit Corp. 07/29/16	1.300%	265,000	265,484
09/19/16	2.800%	2,039,000	2,064,971
03/24/17	2.375%	541,000	546,875
07/31/18	1.800%	651,000	649,835
BB&T Corp. 08/15/17	1.600%	306,000	306,353
04/30/19	6.850%	400,000	455,933
01/15/20	2.450%	1,900,000	1,912,732

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated 11/01/19	5.250%	800,000	874,555
BNP Paribas SA Subordinated(a) 09/28/25	4.375%	1,750,000	1,713,280
BPCE SA 01/26/18	1.625%	1,855,000	1,844,538
Bank of America Corp. 10/14/16	5.625%	500,000	515,828
08/28/17	6.400%	4,249,000	4,551,520
09/01/17	6.000%	350,000	372,474
07/15/18	6.500%	1,300,000	1,436,818
01/15/19	2.600%	800,000	802,607
06/01/19	7.625%	50,000	57,832
07/01/20	5.625%	2,750,000	3,051,070
05/13/21	5.000%	900,000	983,295
04/01/24	4.000%	4,000,000	4,090,860
Bank of America NA 12/07/18	2.050%	1,300,000	1,295,029
Bank of Montreal 07/31/18	1.800%	437,000	436,034
01/25/19	2.375%	1,196,000	1,206,066
Bank of New York Mellon Corp. (The) 01/15/19	2.100%	519,000	521,412
03/04/19	2.200%	505,000	506,530
01/15/20	4.600%	230,000	249,144
08/17/20	2.600%	437,000	438,727
09/23/21	3.550%	270,000	283,229
11/18/25	3.950%	575,000	603,176
Bank of Nova Scotia (The) 06/05/19	2.050%	200,000	198,508
10/21/20	2.350%	1,243,000	1,231,639
07/21/21	2.800%	500,000	502,749
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)(a) 09/14/18	2.150%	900,000	897,423
Banque Federative du Credit Mutuel SA(a) 01/20/17	1.700%	2,000,000	2,003,822
Barclays Bank PLC 01/08/20	5.125%	400,000	439,695
06/08/20	2.875%	2,004,000	2,000,553
03/16/25	3.650%	1,491,000	1,440,551
Barclays PLC 08/17/45	5.250%	404,000	411,775
Canadian Imperial Bank of Commerce 01/23/18	1.550%	655,000	652,139
Capital One Bank USA NA Subordinated 02/15/23	3.375%	2,100,000	2,055,012
Capital One Financial Corp. 04/24/19	2.450%	970,000	971,772
07/15/21	4.750%	381,000	412,683

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/15/23	3.500%	660,000	655,966
Subordinated 10/29/25	4.200%	525,000	518,359
Citigroup, Inc. 04/27/18	1.700%	625,000	618,804
07/30/18	2.150%	822,000	821,391
10/25/23	3.875%	3,400,000	3,513,628
04/27/25	3.300%	2,000,000	1,964,186
12/01/25	7.000%	765,000	914,730
01/15/28	6.625%	215,000	261,479
Subordinated 06/10/25	4.400%	92,000	92,921
09/13/25	5.500%	998,000	1,083,323
09/29/27	4.450%	1,000,000	994,092
Citizens Financial Group, Inc. Subordinated 12/03/25	4.300%	386,000	388,030
Comerica Bank Subordinated 08/22/17	5.200%	500,000	524,540
Comerica, Inc. Subordinated 07/22/26	3.800%	656,000	645,989
Commonwealth Bank of Australia Subordinated(a) 12/09/25	4.500%	703,000	695,509
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 01/11/21	4.500%	620,000	674,286
02/08/22	3.875%	1,180,000	1,245,353
Subordinated 08/04/25	4.375%	358,000	362,472
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA(a) 09/30/10	5.800%	500,000	547,182
Countrywide Financial Corp. Subordinated 05/15/16	6.250%	1,520,000	1,545,621
Credit Suisse AG 01/29/18	1.750%	816,000	813,438
10/29/21	3.000%	835,000	832,839
09/09/24	3.625%	704,000	709,536
Credit Suisse Group Funding Ltd.(a) 03/26/20	2.750%	362,000	358,569
12/10/20	3.125%	362,000	360,356
09/15/22	3.800%	613,000	612,516
05/15/45	4.875%	250,000	246,522
Deutsche Bank AG 09/01/17	6.000%	775,000	820,864
02/13/18	1.875%	275,000	272,662
08/20/20	2.950%	1,850,000	1,852,734
Discover Bank 08/09/21	3.200%	750,000	745,487
08/08/23	4.200%	1,054,000	1,076,727

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fifth Third Bancorp 03/01/19	2.300%	380,000	380,890
04/25/19	2.375%	1,200,000	1,203,968
07/27/20	2.875%	750,000	749,167
Goldman Sachs Group, Inc. (The) 02/07/16	3.625%	805,000	807,111
01/18/18	5.950%	1,000,000	1,076,977
04/01/18	6.150%	1,500,000	1,628,874
01/31/19	2.625%	1,797,000	1,809,849
02/15/19	7.500%	3,565,000	4,067,366
03/15/20	5.375%	1,010,000	1,109,528
04/23/20	2.600%	487,000	483,302
06/15/20	6.000%	1,281,000	1,447,671
09/15/20	2.750%	199,000	198,869
07/27/21	5.250%	1,123,000	1,241,611
03/03/24	4.000%	468,000	480,346
07/08/24	3.850%	453,000	462,409
01/23/25	3.500%	578,000	567,221
05/22/25	3.750%	3,100,000	3,108,491
Subordinated 10/21/25	4.250%	181,000	179,777
HSBC Bank PLC(a) 05/15/18	1.500%	1,432,000	1,416,264
08/12/20	4.125%	622,000	661,017
01/19/21	4.750%	565,000	622,354
HSBC Holdings PLC 01/14/22	4.875%	410,000	449,730
03/30/22	4.000%	586,000	615,163
Subordinated 03/14/24	4.250%	2,500,000	2,509,065
08/18/25	4.250%	616,000	611,323
HSBC USA, Inc. 01/16/18	1.625%	1,660,000	1,651,778
Huntington National Bank (The) 06/30/18	2.000%	557,000	553,492
11/06/18	2.200%	375,000	373,964
08/20/20	2.875%	661,000	655,938
ING Bank NV(a) 10/01/19	2.500%	700,000	701,378
KeyBank NA 05/22/22	3.180%	1,373,000	1,356,540
Subordinated 11/01/17	5.700%	817,000	867,947
KeyCorp 09/15/20	2.900%	500,000	498,121
03/24/21	5.100%	253,000	276,516
Lloyds Bank PLC 03/16/18	1.750%	534,000	532,554
08/17/18	2.000%	1,000,000	1,000,760
Macquarie Bank Ltd.(a) 07/29/20	2.850%	900,000	903,890
07/29/25	4.000%	960,000	975,661

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Macquarie Group Ltd.(a) 01/14/20	6.000%	1,700,000	1,876,270
01/14/21	6.250%	926,000	1,032,649
Mitsubishi UFJ Trust & Banking Corp.(a) 10/19/20	2.650%	1,500,000	1,498,452
Morgan Stanley 12/28/17	5.950%	1,200,000	1,290,392
04/01/18	6.625%	3,300,000	3,618,549
07/23/19	2.375%	420,000	418,593
09/23/19	5.625%	130,000	143,257
01/26/20	5.500%	600,000	661,485
01/27/20	2.650%	2,130,000	2,124,209
06/16/20	2.800%	2,473,000	2,482,402
07/24/20	5.500%	696,000	774,380
07/28/21	5.500%	2,815,000	3,153,847
07/23/25	4.000%	1,453,000	1,496,262
01/27/45	4.300%	459,000	437,936
Subordinated 11/24/25	5.000%	1,113,000	1,181,503
National Australia Bank Ltd.(a) 07/27/16	3.000%	3,250,000	3,286,182
Nordea Bank AB(a) 09/17/20	2.500%	1,400,000	1,391,692
Subordinated 09/21/22	4.250%	910,000	932,177
Northern Trust Co. (The) Subordinated 08/15/18	6.500%	500,000	556,226
PNC Bank NA Subordinated 01/30/23	2.950%	570,000	552,681
PNC Bank National Association Subordinated 04/01/18	6.875%	1,000,000	1,095,863
Royal Bank of Canada 07/20/16	2.300%	585,000	588,763
01/23/17	1.200%	630,000	629,805
Santander Issuances SAU Subordinated 11/19/25	5.179%	1,200,000	1,181,818
SouthTrust Bank Subordinated 05/15/25	7.690%	500,000	616,505
State Street Corp. 05/15/23	3.100%	630,000	622,567
12/16/24	3.300%	977,000	986,227
08/18/25	3.550%	1,146,000	1,182,014
SunTrust Banks, Inc. 01/20/17	3.500%	600,000	610,356
11/01/18	2.350%	419,000	421,191
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Svenska Handelsbanken AB 10/01/20	2.400%	400,000	397,042
Toronto Dominion Bank (The) 12/14/20	2.500%	1,100,000	1,099,553
Toronto-Dominion Bank (The) 11/05/19	2.250%	812,000	811,514
U.S. Bancorp 05/15/17	1.650%	500,000	501,511
05/24/21	4.125%	309,000	333,678
03/15/22	3.000%	358,000	365,326
01/30/24	3.700%	752,000	787,468
US Bank NA 01/26/18	1.350%	775,000	772,351
Wachovia Corp. 02/01/18	5.750%	1,400,000	1,512,126
Wells Fargo & Co. 07/22/20	2.600%	596,000	596,036
04/01/21	4.600%	200,000	218,026
03/08/22	3.500%	3,910,000	4,028,668
09/09/24	3.300%	750,000	746,115
09/29/25	3.550%	2,000,000	2,017,990
Subordinated 06/03/26	4.100%	613,000	618,759
07/22/27	4.300%	559,000	571,038
11/17/45	4.900%	719,000	725,412
Wells Fargo Bank Subordinated 11/15/17	6.000%	5,300,000	5,716,188
Westpac Banking Corp. 11/19/19	4.875%	750,000	816,952
Westpac Banking Corp.(a) 03/03/20	2.000%	405,000	400,140
Total			173,888,825
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.2%
BlackRock, Inc. 09/15/17	6.250%	900,000	972,594
Blackstone Holdings Finance Co. LLC(a) 03/15/21	5.875%	850,000	972,166
Charles Schwab Corp. (The) 09/01/22	3.225%	325,000	329,179
Invesco Finance PLC 01/15/26	3.750%	567,000	571,022
Jefferies Group LLC 04/15/21	6.875%	1,865,000	2,086,338
Nomura Holdings, Inc. 01/19/16	4.125%	650,000	651,002
03/04/20	6.700%	190,000	219,100
Total			5,801,401

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BUILDING MATERIALS —%
CRH America, Inc.(a) 05/18/25	3.875%	300,000	297,908
CABLE AND SATELLITE 0.4%
COX Communications, Inc.(a) 01/15/19	9.375%	380,000	440,281
03/01/39	8.375%	420,000	462,822
Comcast Cable Communications Holdings, Inc. 11/15/22	9.455%	1,165,000	1,608,443
Comcast Cable Communications LLC 05/01/17	8.875%	753,000	825,628
Comcast Corp. 11/15/35	6.500%	1,070,000	1,341,046
03/15/37	6.450%	1,940,000	2,414,479
Cox Communications, Inc.(a) 02/01/35	4.800%	380,000	314,359
NBCUniversal Media LLC 04/01/21	4.375%	755,000	820,104
04/30/40	6.400%	314,000	391,272
TCI Communications, Inc. 02/15/28	7.125%	415,000	536,663
Time Warner Cable, Inc. 07/01/18	6.750%	865,000	943,760
02/14/19	8.750%	662,000	767,955
05/01/37	6.550%	580,000	586,952
Time Warner Entertainment Co. LP 07/15/33	8.375%	695,000	819,898
Total			12,273,662
CHEMICALS 0.5%
Agrium, Inc. 03/15/35	4.125%	2,700,000	2,296,749
CF Industries, Inc. 05/01/20	7.125%	1,177,000	1,328,144
Dow Chemical Co. (The) 05/15/19	8.550%	329,000	387,775
09/15/21	8.850%	400,000	507,632
11/15/21	4.125%	730,000	765,325
11/01/29	7.375%	455,000	561,947
EI du Pont de Nemours & Co. 01/15/28	6.500%	355,000	395,873
12/15/36	5.600%	525,000	542,647
Ecolab, Inc. 01/12/20	2.250%	776,000	771,533
12/08/41	5.500%	970,000	1,055,370
Mosaic Co. (The) 11/15/21	3.750%	905,000	907,426
11/15/23	4.250%	814,000	806,206

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/33	5.450%	836,000	844,928
11/15/43	5.625%	235,000	225,247
PPG Industries, Inc. 03/15/18	6.650%	212,000	232,213
Potash Corp. of Saskatchewan, Inc. 12/01/17	3.250%	300,000	306,517
05/15/19	6.500%	450,000	509,080
Praxair, Inc. 03/15/17	5.200%	740,000	772,391
02/05/25	2.650%	587,000	562,223
Union Carbide Corp. 06/01/25	7.500%	515,000	612,499
10/01/96	7.750%	920,000	1,099,657
Total			15,491,382
CONSTRUCTION MACHINERY 0.2%
Caterpillar Financial Services Corp. 02/15/19	7.150%	320,000	366,695
Caterpillar, Inc. 12/15/18	7.900%	1,000,000	1,170,026
08/15/42	3.803%	1,011,000	904,913
John Deere Capital Corp. 10/10/17	1.200%	570,000	567,923
12/15/17	1.550%	457,000	457,245
07/13/18	1.600%	535,000	532,574
06/12/24	3.350%	869,000	883,046
09/11/25	3.400%	733,000	743,052
Total			5,625,474
CONSUMER CYCLICAL SERVICES 0.1%
ADT Corp. (The) 07/15/22	3.500%	1,200,000	1,074,000
Amazon.com, Inc. 12/05/34	4.800%	500,000	526,437
eBay, Inc. 07/15/22	2.600%	1,825,000	1,698,767
08/01/24	3.450%	970,000	927,290
Total			4,226,494
CONSUMER PRODUCTS 0.1%
Kimberly-Clark Corp. 03/01/22	2.400%	268,000	265,497
06/01/23	2.400%	600,000	577,699
Koninklijke Philips NV 03/11/18	5.750%	148,000	158,377
03/15/22	3.750%	600,000	615,925
06/01/26	7.200%	175,000	212,156
Total			1,829,654

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DIVERSIFIED MANUFACTURING 0.3%
Danaher Corp. 09/15/25	3.350%	1,812,000	1,839,530
Eaton Corp. 04/01/24	7.625%	500,000	622,582
11/02/32	4.000%	145,000	138,193
General Electric Capital Corp. 08/07/19	6.000%	688,000	779,394
01/08/20	5.500%	416,000	466,688
01/09/20	2.200%	173,000	173,209
01/07/21	4.625%	86,000	94,460
09/07/22	3.150%	201,000	205,721
01/09/23	3.100%	287,000	291,308
03/15/32	6.750%	145,000	189,458
Subordinated 02/11/21	5.300%	84,000	94,720
General Electric Capital Corp.(c) 02/15/17	0.532%	1,250,000	1,248,665
Parker-Hannifin Corp. 11/21/24	3.300%	448,000	451,854
Roper Technologies, Inc. 12/15/20	3.000%	316,000	314,688
Siemens Financieringsmaatschappij NV(a) 05/27/22	2.900%	520,000	519,793
08/17/26	6.125%	1,085,000	1,330,388
Tyco International Finance SA 02/14/26	3.900%	374,000	374,834
Total			9,135,485
ELECTRIC 1.3%
Alabama Power Co. 02/15/33	5.700%	467,000	538,482
05/15/38	6.125%	70,000	85,261
American Electric Power Co., Inc. 12/15/17	1.650%	357,000	354,358
12/15/22	2.950%	375,000	370,401
Arizona Public Service Co. 01/15/20	2.200%	255,000	252,602
04/01/42	4.500%	93,000	95,378
Berkshire Hathaway Energy Co. 11/15/23	3.750%	976,000	1,001,552
02/01/25	3.500%	529,000	524,574
CMS Energy Corp. 06/15/19	8.750%	580,000	693,592
CenterPoint Energy, Inc. 05/01/18	6.500%	1,065,000	1,161,927
Cleveland Electric Illuminating Co. (The) 11/15/18	8.875%	600,000	703,319

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumers Energy Co. 05/15/22	2.850%	282,000	279,189
08/31/64	4.350%	547,000	518,272
DTE Electric Co. 06/01/21	3.900%	285,000	303,378
06/15/42	3.950%	364,000	348,454
DTE Energy Co. 12/01/19	2.400%	434,000	432,158
DTE Energy Co.(a) 06/15/22	3.300%	397,000	398,199
Dominion Resources, Inc. 08/01/33	5.250%	1,315,000	1,366,110
08/01/41	4.900%	102,000	100,255
Duke Energy Carolinas LLC 01/15/18	5.250%	630,000	672,148
06/15/20	4.300%	1,356,000	1,467,581
01/15/38	6.000%	226,000	278,814
12/15/41	4.250%	313,000	311,983
Duke Energy Corp. 11/15/16	2.150%	757,000	761,539
Duke Energy Indiana LLC 07/15/20	3.750%	772,000	812,737
Duke Energy Progress LLC 05/15/22	2.800%	607,000	607,465
04/01/35	5.700%	300,000	349,899
Exelon Generation Co. LLC 10/01/17	6.200%	800,000	853,537
01/15/20	2.950%	840,000	836,979
10/01/20	4.000%	750,000	772,955
Florida Power & Light Co. 12/01/25	3.125%	1,240,000	1,242,259
Indiana Michigan Power Co. 03/15/19	7.000%	420,000	476,113
John Sevier Combined Cycle Generation LLC 01/15/42	4.626%	348,716	379,824
Kansas City Power & Light Co. 03/15/23	3.150%	230,000	225,403
10/01/41	5.300%	750,000	814,852
Louisville Gas & Electric Co. 10/01/25	3.300%	354,000	355,517
MidAmerican Energy Co. 10/15/24	3.500%	487,000	497,694
National Rural Utilities Cooperative Finance Corp. 11/01/18	10.375%	550,000	670,996
Nevada Power Co. 08/01/18	6.500%	1,275,000	1,415,074
03/15/19	7.125%	530,000	606,164
09/15/40	5.375%	67,000	74,092

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nextera Energy Capital Holdings, Inc. 09/15/19	2.400%	506,000	498,534
Niagara Mohawk Power Corp.(a) 10/01/34	4.278%	753,000	739,332
Oncor Electric Delivery Co. LLC 09/01/18	6.800%	813,000	903,607
09/01/22	7.000%	155,000	186,116
PPL Capital Funding, Inc. 06/15/22	4.200%	313,000	325,692
PPL Electric Utilities Corp. 09/01/22	2.500%	368,000	359,827
PSEG Power LLC 09/15/16	5.320%	800,000	821,872
09/15/21	4.150%	233,000	237,030
11/15/23	4.300%	449,000	440,692
PacifiCorp 07/15/18	5.650%	1,500,000	1,635,031
06/15/21	3.850%	335,000	352,344
10/15/37	6.250%	200,000	247,632
Pacific Gas & Electric Co. 11/15/23	3.850%	825,000	857,170
06/15/25	3.500%	750,000	758,323
03/01/34	6.050%	450,000	530,208
04/15/42	4.450%	257,000	258,060
08/15/42	3.750%	531,000	473,009
Peco Energy Co. 09/15/22	2.375%	2,000,000	1,937,556
Potomac Electric Power Co. 12/15/38	7.900%	160,000	234,067
Progress Energy, Inc. 01/15/21	4.400%	187,000	197,887
Public Service Co. of Colorado 11/15/20	3.200%	240,000	248,594
Public Service Co. of New Hampshire 11/01/23	3.500%	303,000	310,441
Public Service Co. of Oklahoma 12/01/19	5.150%	377,000	412,262
02/01/21	4.400%	231,000	244,153
San Diego Gas & Electric Co. 06/01/26	6.000%	525,000	645,443
05/15/40	5.350%	21,000	24,538
South Carolina Electric & Gas Co. 06/01/64	4.500%	130,000	121,027
Southern California Edison Co. 06/01/21	3.875%	225,000	238,106
02/01/22	1.845%	864,500	856,503
02/01/38	5.950%	210,000	257,060
Southern Co. (The) 09/01/19	2.150%	389,000	381,585

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern Power Co. 12/01/25	4.150%	250,000	249,533
09/15/41	5.150%	466,000	431,157
Southwestern Electric Power Co. 04/01/45	3.900%	428,000	374,768
Southwestern Public Service Co. 12/01/18	8.750%	804,000	946,819
Virginia Electric and Power Co. 03/15/23	2.750%	900,000	886,738
02/15/24	3.450%	783,000	799,369
11/15/38	8.875%	205,000	322,201
WEC Energy Group, Inc. 06/15/25	3.550%	721,000	725,056
Wisconsin Electric Power Co. 09/15/21	2.950%	86,000	86,910
06/01/25	3.100%	192,000	192,432
Xcel Energy, Inc. 05/15/20	4.700%	98,000	105,325
09/15/41	4.800%	90,000	90,422
Total			44,955,517
ENVIRONMENTAL —%
Republic Services, Inc. 06/01/22	3.550%	839,000	859,051
Waste Management, Inc. 06/30/20	4.750%	450,000	487,749
Total			1,346,800
FINANCE COMPANIES 0.5%
AIG Global Funding(a) 12/15/17	1.650%	453,000	450,723
GE Capital International Funding Co.(a) 11/15/20	2.342%	4,126,000	4,091,589
11/15/25	3.373%	1,267,000	1,289,913
11/15/35	4.418%	498,000	508,200
GE Capital International Funding Corp.(a) 04/15/16	0.964%	8,789,000	8,792,964
HSBC Finance Corp. 01/19/16	5.500%	1,090,000	1,092,525
Protective Life Global Funding(a) 11/25/20	2.700%	1,000,000	998,693
Total			17,224,607
FOOD AND BEVERAGE 0.5%
Anheuser-Busch Companies, Inc. 01/15/31	6.800%	640,000	760,829
Anheuser-Busch InBev Worldwide, Inc. 01/15/19	7.750%	96,000	110,970
11/15/19	6.875%	250,000	289,012
01/15/39	8.200%	410,000	590,995

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brown-Forman Corp. 07/15/45	4.500%	525,000	542,942
Bunge Ltd. Finance Corp. 06/15/19	8.500%	790,000	914,330
11/24/20	3.500%	276,000	274,464
Cargill, Inc.(a) 11/27/17	6.000%	170,000	182,502
03/06/19	7.350%	250,000	287,546
11/01/36	7.250%	300,000	386,177
11/23/45	4.760%	712,000	722,464
Coca-Cola Co. (The) 04/01/18	1.150%	1,011,000	1,008,161
ConAgra Foods, Inc. 10/01/26	7.125%	400,000	475,313
Diageo Investment Corp. 05/11/22	2.875%	900,000	892,066
09/15/22	8.000%	865,000	1,096,752
General Mills, Inc. 02/15/19	5.650%	140,000	153,651
Heineken NV(a) 10/01/17	1.400%	655,000	652,425
Kraft Foods Group, Inc. 08/23/18	6.125%	400,000	439,176
01/26/39	6.875%	1,205,000	1,428,166
Kraft Heinz Co. (The)(a) 07/15/25	3.950%	500,000	504,655
Mead Johnson Nutrition Co. 11/15/25	4.125%	931,000	938,000
Mondelez International, Inc. 02/01/24	4.000%	75,000	77,310
PepsiCo, Inc. 08/13/17	1.250%	1,025,000	1,025,297
11/01/18	7.900%	133,000	155,844
08/25/21	3.000%	838,000	863,578
07/17/25	3.500%	625,000	646,288
SABMiller Holdings, Inc.(a) 01/15/22	3.750%	1,400,000	1,439,878
Sysco Corp. 10/01/25	3.750%	388,000	393,322
Tyson Foods, Inc. 08/15/24	3.950%	932,000	956,893
Total			18,209,006
FOREIGN AGENCIES 0.1%
CNOOC Finance Ltd. 05/09/23	3.000%	1,300,000	1,216,757
CNOOC Nexen Finance ULC 04/30/24	4.250%	389,000	393,153
Total			1,609,910

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HEALTH CARE 0.1%
Becton Dickinson and Co. 12/15/24	3.734%	345,000	347,941
Cardinal Health, Inc. 11/15/19	2.400%	835,000	834,680
Medco Health Solutions, Inc. 03/15/18	7.125%	500,000	552,719
09/15/20	4.125%	760,000	797,315
Memorial Sloan-Kettering Cancer Center 07/01/55	4.200%	60,000	57,770
Quest Diagnostics, Inc. 01/30/20	4.750%	600,000	635,992
Total			3,226,417
HEALTHCARE INSURANCE 0.1%
Aetna, Inc. 12/15/37	6.750%	590,000	742,830
UnitedHealth Group, Inc. 07/16/18	1.900%	382,000	383,149
07/15/22	3.350%	384,000	392,771
07/15/35	4.625%	308,000	319,740
03/15/36	5.800%	185,000	218,299
11/15/37	6.625%	285,000	363,309
Total			2,420,098
HEALTHCARE REIT 0.1%
HCP, Inc. 02/01/20	2.625%	1,222,000	1,203,163
11/15/23	4.250%	490,000	490,689
03/01/24	4.200%	81,000	80,464
08/15/24	3.875%	682,000	661,013
Ventas Realty LP/Capital Corp. 06/01/21	4.750%	500,000	532,506
08/15/22	3.250%	450,000	438,071
Ventas Realty LP 01/15/26	4.125%	258,000	257,183
Welltower, Inc. 06/01/25	4.000%	652,000	641,350
Total			4,304,439
INDEPENDENT ENERGY 0.6%
Alberta Energy Co., Ltd. 11/01/31	7.375%	695,000	634,143
Anadarko Finance Co. 05/01/31	7.500%	1,240,000	1,317,674
Anadarko Holding Co. 05/15/28	7.150%	570,000	582,744
Apache Corp. 09/15/18	6.900%	750,000	823,965

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/15/22	3.250%	64,000	60,956
04/15/43	4.750%	268,000	223,965
Burlington Resources Finance Co. 12/01/31	7.400%	530,000	631,244
Burlington Resources, Inc. 03/15/25	8.200%	300,000	376,976
Canadian Natural Resources Ltd. 02/01/25	3.900%	570,000	497,327
06/30/33	6.450%	1,423,000	1,367,516
ConocoPhillips 07/15/18	6.650%	605,000	668,895
03/30/29	7.000%	475,000	542,526
Devon Energy Corp. 01/15/19	6.300%	1,050,000	1,081,815
Devon Financing Corp. LLC 09/30/31	7.875%	1,050,000	1,076,945
EOG Resources, Inc. 03/15/23	2.625%	707,000	669,783
Hess Corp. 10/01/29	7.875%	725,000	791,947
Kerr-McGee Corp. 09/15/31	7.875%	800,000	863,098
Marathon Oil Corp. 06/01/25	3.850%	2,000,000	1,609,696
10/01/37	6.600%	300,000	257,388
Noble Energy, Inc. 05/01/21	5.625%	787,000	769,833
06/01/22	5.875%	598,000	568,877
Occidental Petroleum Corp. 02/15/17	1.750%	244,000	244,488
02/15/23	2.700%	1,250,000	1,176,428
Talisman Energy, Inc. 06/01/19	7.750%	795,000	856,694
Tosco Corp. 02/15/30	8.125%	775,000	968,915
Total			18,663,838
INTEGRATED ENERGY 0.4%
BG Energy Capital PLC(a) 10/15/41	5.125%	200,000	194,455
BP Capital Markets PLC 11/06/17	1.375%	497,000	494,083
05/06/22	3.245%	715,000	706,089
09/26/23	3.994%	1,212,000	1,239,463
02/10/24	3.814%	409,000	408,787
Cenovus Energy, Inc. 08/15/22	3.000%	300,000	266,066
09/15/23	3.800%	100,000	90,544
11/15/39	6.750%	665,000	632,339

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chevron Corp. 12/05/22	2.355%	435,000	415,378
06/24/23	3.191%	269,000	270,431
Husky Energy, Inc. 04/15/22	3.950%	750,000	695,205
Petro-Canada 05/15/35	5.950%	1,450,000	1,453,783
Shell International Finance BV 09/22/19	4.300%	1,000,000	1,065,800
03/25/20	4.375%	400,000	429,612
05/11/20	2.125%	465,000	457,450
11/10/20	2.250%	222,000	218,734
08/12/23	3.400%	489,000	486,181
12/15/38	6.375%	480,000	567,456
Suncor Energy, Inc. 06/01/18	6.100%	970,000	1,043,291
Total Capital International SA 06/28/17	1.550%	311,000	311,795
06/19/21	2.750%	1,530,000	1,524,102
01/25/23	2.700%	500,000	479,326
Total Capital SA 03/15/16	2.300%	1,170,000	1,173,250
Total			14,623,620
LIFE INSURANCE 0.7%
AIG SunAmerica Global Financing X(a) 03/15/32	6.900%	585,000	750,873
American International Group, Inc. 02/15/24	4.125%	1,286,000	1,320,608
07/10/25	3.750%	242,000	239,837
01/15/35	3.875%	537,000	473,651
Jackson National Life Global Funding(a) 06/01/18	4.700%	600,000	635,724
Lincoln National Corp. 06/24/21	4.850%	140,000	150,421
03/15/22	4.200%	865,000	904,379
MassMutual Global Funding II(a) 04/14/16	3.125%	290,000	291,678
04/05/17	2.000%	670,000	674,644
08/02/18	2.100%	598,000	598,281
10/17/22	2.500%	1,551,000	1,487,744
MetLife Global Funding I(a) 01/10/18	1.500%	1,314,000	1,307,099
MetLife, Inc. 09/15/23	4.368%	600,000	644,217
11/13/25	3.600%	279,000	280,960
11/13/43	4.875%	490,000	514,061
Metropolitan Life Global Funding I(a) 01/11/16	3.125%	855,000	855,624
06/14/18	3.650%	900,000	937,450
04/11/22	3.875%	1,049,000	1,094,249

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New York Life Global Funding(a) 02/12/16	0.800%	450,000	450,092
06/18/19	2.150%	1,573,000	1,573,075
Pacific Life Insurance Co. Subordinated(a) 06/15/39	9.250%	490,000	711,803
Pricoa Global Funding I(a) 05/29/18	1.600%	1,439,000	1,423,131
Principal Financial Group, Inc. 05/15/19	8.875%	500,000	598,270
Principal Life Global Funding II(a) 10/15/18	2.250%	2,018,000	2,029,585
Prudential Insurance Co. of America (The) Subordinated(a) 07/01/25	8.300%	2,060,000	2,627,761
Total			22,575,217
MEDIA AND ENTERTAINMENT 0.4%
21st Century Fox America, Inc. 05/18/18	7.250%	375,000	418,343
07/15/24	9.500%	407,000	554,434
10/30/25	7.700%	400,000	501,937
04/30/28	7.300%	350,000	419,196
12/15/34	6.200%	450,000	510,950
CBS Corp. 08/15/24	3.700%	1,019,000	990,984
07/01/42	4.850%	1,075,000	964,851
Discovery Communications LLC 06/15/21	4.375%	200,000	204,958
05/15/22	3.300%	500,000	471,383
05/15/42	4.950%	490,000	410,522
Grupo Televisa SAB 01/31/46	6.125%	356,000	356,491
Historic TW, Inc. 05/15/29	6.625%	1,465,000	1,715,056
Sky PLC(a) 09/16/24	3.750%	363,000	354,533
Thomson Reuters Corp. 07/15/18	6.500%	725,000	800,317
Time Warner Companies, Inc. 02/01/24	7.570%	400,000	489,123
Time Warner, Inc. 03/29/21	4.750%	300,000	322,467
12/15/23	4.050%	400,000	408,127
04/15/31	7.625%	450,000	556,808
05/01/32	7.700%	690,000	861,232
Viacom, Inc. 04/30/16	6.250%	38,000	38,586
10/05/17	6.125%	375,000	399,238

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12/15/21	3.875%	568,000	558,406
03/15/23	3.250%	167,000	152,481
12/15/34	4.850%	250,000	204,173
03/15/43	4.375%	269,000	197,048
Walt Disney Co. (The) 12/15/17	5.875%	500,000	543,625
05/30/19	1.850%	585,000	585,907
09/17/25	3.150%	680,000	687,387
Total			14,678,563
METALS 0.3%
BHP Billiton Finance USA Ltd. 09/30/18	2.050%	554,000	544,198
03/01/26	6.420%	1,372,000	1,493,931
09/30/43	5.000%	497,000	446,706
Barrick North America Finance LLC 05/30/21	4.400%	400,000	359,172
Freeport Minerals Corp. 06/01/31	9.500%	678,000	537,146
Freeport-McMoRan, Inc. 03/01/17	2.150%	917,000	839,055
03/01/22	3.550%	580,000	336,400
03/15/23	3.875%	452,000	257,640
11/14/34	5.400%	575,000	304,750
03/15/43	5.450%	339,000	176,280
Nucor Corp. 12/01/37	6.400%	250,000	264,219
Placer Dome, Inc. 10/15/35	6.450%	780,000	604,805
Rio Tinto Finance USA Ltd. 05/01/19	9.000%	390,000	455,290
11/02/20	3.500%	300,000	294,076
09/20/21	3.750%	1,104,000	1,073,125
Teck Resources Ltd. 01/15/22	4.750%	1,094,000	530,590
02/01/23	3.750%	203,000	93,888
Total			8,611,271
MIDSTREAM 0.8%
ANR Pipeline Co. 11/01/21	9.625%	200,000	258,888
Boardwalk Pipelines LP 12/15/24	4.950%	350,000	304,335
Buckeye Partners LP 02/01/21	4.875%	800,000	778,134
07/01/23	4.150%	738,000	632,317
10/15/24	4.350%	250,000	210,249
11/15/43	5.850%	370,000	285,796

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EnLink Midstream Partners LP 04/01/19	2.700%	664,000	605,841
06/01/25	4.150%	837,000	643,748
04/01/45	5.050%	745,000	461,960
Energy Transfer Partners LP 02/01/23	3.600%	958,000	788,590
03/15/25	4.050%	946,000	776,912
Enterprise Products Operating LLC 03/15/23	3.350%	1,900,000	1,718,092
10/15/34	6.650%	800,000	812,598
Gulf South Pipeline Co. LP 06/15/22	4.000%	1,335,000	1,192,251
Magellan Midstream Partners LP 07/15/19	6.550%	1,065,000	1,162,716
02/01/21	4.250%	730,000	729,785
10/15/43	5.150%	438,000	375,577
ONEOK Partners LP 03/15/25	4.900%	1,480,000	1,246,512
10/01/36	6.650%	840,000	694,376
Plains All American Pipeline LP/Finance Corp. 12/15/19	2.600%	538,000	477,094
10/15/25	4.650%	1,930,000	1,684,795
02/15/45	4.900%	1,221,000	878,119
Spectra Energy Capital LLC 10/01/19	8.000%	1,345,000	1,529,670
03/01/20	5.650%	1,465,000	1,539,221
03/15/23	3.300%	500,000	427,771
09/15/38	7.500%	490,000	485,399
Sunoco Logistics Partners Operations LP 04/01/21	4.400%	480,000	465,154
04/01/24	4.250%	1,701,000	1,471,159
12/01/25	5.950%	250,000	238,167
02/15/40	6.850%	652,000	576,575
Texas Eastern Transmission LP(a) 10/15/22	2.800%	660,000	588,116
TransCanada PipeLines Ltd. 01/15/19	7.125%	677,000	754,139
10/15/37	6.200%	500,000	526,098
08/15/38	7.250%	585,000	694,711
Western Gas Partners LP 06/01/21	5.375%	352,000	356,288
Total			26,371,153
NATURAL GAS 0.3%
AGL Capital Corp. 07/15/16	6.375%	800,000	820,815
08/15/19	5.250%	970,000	1,043,405
10/01/34	6.000%	1,000,000	1,103,180
Atmos Energy Corp. 03/15/19	8.500%	1,146,000	1,343,088

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boston Gas Co.(a) 02/15/42	4.487%	359,000	349,123
CenterPoint Energy Resources Corp. 11/01/17	6.125%	395,000	425,019
NiSource Finance Corp. 01/15/19	6.800%	377,000	422,934
09/15/20	5.450%	225,000	246,652
02/15/23	3.850%	237,000	241,603
02/01/42	5.800%	381,000	433,046
02/15/44	4.800%	572,000	581,373
Sempra Energy 06/15/18	6.150%	370,000	403,848
02/15/19	9.800%	1,672,000	2,023,262
06/15/24	3.550%	470,000	467,407
Total			9,904,755
OFFICE REIT 0.1%
Boston Properties LP 05/15/21	4.125%	378,000	395,917
02/01/23	3.850%	860,000	877,606
Equity Commonwealth 09/15/20	5.875%	1,600,000	1,719,511
Total			2,993,034
OIL FIELD SERVICES 0.3%
Diamond Offshore Drilling, Inc. 10/15/39	5.700%	200,000	136,728
11/01/43	4.875%	1,727,000	1,048,441
Halliburton Co. 11/15/20	2.700%	128,000	126,521
02/15/21	8.750%	400,000	494,868
11/15/22	3.375%	413,000	406,447
11/15/35	4.850%	397,000	389,997
09/15/39	7.450%	240,000	306,913
Nabors Industries, Inc. 09/15/20	5.000%	200,000	175,475
09/15/21	4.625%	2,040,000	1,676,390
National Oilwell Varco, Inc. 12/01/17	1.350%	432,000	422,713
Noble Holding International Ltd. 03/15/22	3.950%	96,000	63,492
04/01/45	6.950%	1,073,000	686,596
Schlumberger Holdings Corp.(a) 12/21/22	3.625%	995,000	982,884
Schlumberger Investment SA(a) 09/14/21	3.300%	344,000	343,943
08/01/22	2.400%	610,000	574,106
Transocean, Inc. 11/15/20	6.500%	459,000	316,710

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transocean, Inc.(c) 12/15/21	7.125%	1,075,000	694,719
12/15/41	8.100%	67,000	38,190
Weatherford International Ltd. 04/15/22	4.500%	111,000	79,920
03/01/39	9.875%	375,000	324,375
09/15/40	6.750%	280,000	197,400
04/15/42	5.950%	125,000	87,813
Total			9,574,641
OTHER INDUSTRY —%
Hutchison Whampoa International 11 Ltd.(a) 01/13/22	4.625%	1,200,000	1,286,827
OTHER REIT —%
Duke Realty LP 06/15/22	4.375%	521,000	536,885
Prologis LP 11/01/25	3.750%	190,000	188,474
Total			725,359
OTHER UTILITY —%
American Water Capital Corp. 03/01/25	3.400%	524,000	532,362
10/15/37	6.593%	300,000	389,014
Total			921,376
PHARMACEUTICALS 0.6%
AbbVie, Inc. 11/06/22	2.900%	870,000	841,671
05/14/25	3.600%	3,250,000	3,207,539
05/14/35	4.500%	1,000,000	979,597
Actavis Funding SCS 03/15/22	3.450%	434,000	434,474
03/15/35	4.550%	939,000	912,574
Allergan, Inc. 03/15/23	2.800%	2,761,000	2,600,348
Amgen, Inc. 06/01/37	6.375%	1,100,000	1,281,004
11/15/41	5.150%	1,465,000	1,487,318
Biogen, Inc. 09/15/20	2.900%	1,154,000	1,150,966
Forest Laboratories LLC(a) 02/15/21	4.875%	100,000	108,280
12/15/21	5.000%	930,000	1,010,542
Gilead Sciences, Inc. 12/01/21	4.400%	500,000	540,059
GlaxoSmithKline Capital, Inc. 03/18/16	0.700%	592,000	592,107

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merck & Co, Inc. 05/18/23	2.800%	968,000	963,207
Pfizer, Inc. 06/15/23	3.000%	1,530,000	1,541,267
Zoetis, Inc. 11/13/20	3.450%	210,000	210,245
02/01/23	3.250%	1,290,000	1,231,751
11/13/25	4.500%	435,000	440,852
Total			19,533,801
PROPERTY & CASUALTY 0.4%
ACE INA Holdings, Inc. 11/03/22	2.875%	452,000	448,570
03/13/23	2.700%	1,275,000	1,245,465
05/03/26	3.350%	300,000	299,081
Aon PLC 11/27/23	4.000%	459,000	470,330
06/14/24	3.500%	519,000	506,555
Berkshire Hathaway Finance Corp. 05/15/18	5.400%	2,200,000	2,387,909
05/15/22	3.000%	1,000,000	1,016,991
01/15/40	5.750%	385,000	449,320
Berkshire Hathaway, Inc. 08/15/21	3.750%	488,000	520,413
CNA Financial Corp. 08/15/16	6.500%	300,000	308,898
11/15/19	7.350%	360,000	414,478
Liberty Mutual Group, Inc.(a) 06/01/21	5.000%	330,000	352,943
Liberty Mutual Insurance Co. Subordinated(a) 05/15/25	8.500%	800,000	992,591
Marsh & McLennan Companies, Inc. 03/06/20	2.350%	1,015,000	1,006,136
Nationwide Mutual Insurance Co. Subordinated(a) 08/15/39	9.375%	1,170,000	1,698,182
Travelers Property Casualty Corp. 04/15/26	7.750%	605,000	792,094
Total			12,909,956
RAILROADS 0.4%
Burlington Northern Santa Fe LLC 03/15/22	3.050%	217,000	217,562
03/15/23	3.000%	405,000	399,117
08/15/30	7.950%	500,000	694,254
05/01/40	5.750%	790,000	884,340
03/15/42	4.400%	500,000	475,446
CSX Corp. 05/01/17	7.900%	625,000	676,269

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/01/19	7.375%	815,000	932,869
06/01/21	4.250%	215,000	227,554
10/01/36	6.000%	450,000	509,688
Canadian Pacific Railway Co. 05/15/19	7.250%	450,000	512,909
09/15/15	6.125%	1,336,000	1,353,323
Canadian Pacific Railway Ltd. 01/15/22	4.500%	1,350,000	1,435,802
Norfolk Southern Corp. 02/15/23	2.903%	883,000	852,803
05/23/11	6.000%	911,000	957,108
Union Pacific Corp. 07/15/22	4.163%	849,000	917,978
Union Pacific Railroad Co. 2015-1 Pass-Through Trust 05/12/27	2.695%	2,125,000	2,060,056
Total			13,107,078
RESTAURANTS 0.1%
Lila Mexican Holdings LLC(a)(f) 12/24/35	5.000%	3,500,000	3,352,646
McDonalds Corp. 12/09/35	4.700%	283,000	281,953
10/15/37	6.300%	268,000	314,378
Total			3,948,977
RETAIL REIT 0.1%
National Retail Properties, Inc. 11/15/25	4.000%	728,000	714,991
Realty Income Corp. 10/15/22	3.250%	500,000	482,524
07/15/24	3.875%	1,642,000	1,610,774
Simon Property Group LP 02/01/24	3.750%	1,750,000	1,819,216
Total			4,627,505
RETAILERS 0.3%
Advance Auto Parts, Inc. 01/15/22	4.500%	700,000	720,493
Bed Bath & Beyond, Inc. 08/01/34	4.915%	1,343,000	1,198,170
CVS Health Corp. 07/20/22	3.500%	1,211,000	1,232,260
12/01/22	2.750%	500,000	487,153
07/20/35	4.875%	1,651,000	1,704,643
CVS Pass-Through Trust(a) 10/10/25	6.204%	246,876	271,826
01/10/34	5.926%	501,722	552,428
Gap, Inc. (The) 04/12/21	5.950%	773,000	817,749

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lowes Companies, Inc. 02/15/28	6.875%	400,000	509,537
10/15/35	5.500%	1,150,000	1,339,874
Macy's Retail Holdings, Inc. 03/15/37	6.375%	400,000	404,784
Macys Retail Holdings, Inc. 01/15/21	3.450%	852,000	847,355
Target Corp. 11/01/32	6.350%	150,000	187,653
Walgreens Boots Alliance, Inc. 11/18/34	4.500%	990,000	904,068
11/18/44	4.800%	500,000	452,293
Total			11,630,286
SUPERMARKETS 0.1%
Kroger Co. (The) 08/15/17	6.400%	300,000	322,146
01/15/20	6.150%	440,000	497,980
04/01/31	7.500%	1,720,000	2,190,791
Total			3,010,917
SUPRANATIONAL 0.1%
African Development Bank Subordinated 09/01/19	8.800%	1,700,000	2,072,341
Corporación Andina de Fomento 01/15/16	3.750%	1,192,000	1,193,287
Total			3,265,628
TECHNOLOGY 0.7%
Apple, Inc. 05/03/18	1.000%	2,084,000	2,067,067
05/03/23	2.400%	1,645,000	1,602,834
Arrow Electronics, Inc. 04/01/20	6.000%	760,000	825,980
01/15/27	7.500%	959,000	1,130,156
Cisco Systems, Inc. 01/15/40	5.500%	1,460,000	1,712,199
Dell, Inc. 04/15/28	7.100%	390,000	375,375
HP Enterprise Services LLC 10/15/29	7.450%	300,000	347,940
HP, Inc. 09/15/21	4.375%	1,058,000	1,041,014
Intel Corp. 07/29/25	3.700%	585,000	605,098
07/29/45	4.900%	245,000	258,956
International Business Machines Corp. 07/22/16	1.950%	993,000	998,939
Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/15/18	7.625%	640,000	737,729
08/01/27	6.220%	655,000	803,599
11/29/32	5.875%	500,000	596,150
Intuit, Inc. 03/15/17	5.750%	1,100,000	1,152,503
Microsoft Corp. 02/12/22	2.375%	500,000	493,527
11/15/22	2.125%	523,000	505,278
05/01/23	2.375%	500,000	485,376
12/15/23	3.625%	667,000	700,928
11/03/35	4.200%	462,000	471,775
10/01/40	4.500%	518,000	538,622
11/03/55	4.750%	582,000	602,833
Oracle Corp. 10/15/22	2.500%	1,700,000	1,660,164
07/15/23	3.625%	900,000	930,942
05/15/25	2.950%	2,500,000	2,435,475
04/15/38	6.500%	280,000	351,146
07/08/39	6.125%	339,000	409,920
07/15/40	5.375%	155,000	172,430
Pitney Bowes, Inc. 03/15/18	5.600%	150,000	158,621
Xerox Corp. 02/01/17	6.750%	500,000	523,962
12/15/19	5.625%	475,000	505,300
Total			25,201,838
TRANSPORTATION SERVICES 0.1%
ERAC U.S.A. Finance LLC(a) 08/16/21	4.500%	600,000	634,853
10/15/37	7.000%	610,000	743,401
Penske Truck Leasing Co. LP/Finance Corp.(a) 02/01/22	3.375%	1,700,000	1,650,989
Ryder System, Inc. 06/01/17	3.500%	705,000	720,248
United Parcel Service of America, Inc.(c) 04/01/30	8.375%	225,000	315,662
Total			4,065,153
WIRELESS 0.3%
America Movil SAB de CV 03/30/20	5.000%	650,000	705,335
07/16/22	3.125%	1,297,000	1,274,456
03/30/40	6.125%	300,000	330,032
America Movil SAB de CV(c) 09/12/16	1.502%	1,680,000	1,679,978
American Tower Corp. 01/31/23	3.500%	670,000	654,867
Centel Capital Corp. 10/15/19	9.000%	350,000	400,819

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Crown Castle Towers LLC(a) 01/15/20	6.113%	1,000,000	1,090,655
Rogers Communications, Inc. 12/15/25	3.625%	258,000	253,771
05/01/32	8.750%	1,075,000	1,453,271
Vodafone Group PLC 03/20/17	1.625%	2,200,000	2,196,682
Total			10,039,866
WIRELINES 1.3%
AT&T, Inc. 02/15/19	5.800%	1,000,000	1,103,251
05/15/21	4.450%	300,000	319,306
08/15/21	3.875%	300,000	309,502
06/30/22	3.000%	6,000,000	5,856,114
05/15/35	4.500%	3,000,000	2,774,583
01/15/38	6.300%	750,000	822,070
09/01/40	5.350%	1,821,000	1,798,633
12/15/42	4.300%	1,158,000	989,506
06/15/45	4.350%	1,219,000	1,042,819
BellSouth Capital Funding Corp. 02/15/30	7.875%	510,000	605,755
British Telecommunications PLC 06/28/16	1.625%	231,000	231,288
02/14/19	2.350%	200,000	200,535
British Telecommunications PLC(c) 12/15/30	9.625%	350,000	510,704
DIRECTV Holdings LLC/Financing Co., Inc. 03/15/22	3.800%	1,295,000	1,303,188
04/01/24	4.450%	1,000,000	1,027,092
08/15/40	6.000%	875,000	895,411
03/01/41	6.375%	425,000	456,162
Deutsche Telekom International Finance BV 08/20/18	6.750%	525,000	585,253
Deutsche Telekom International Finance BV(a) 03/06/17	2.250%	500,000	503,113
03/06/42	4.875%	150,000	152,861
Deutsche Telekom International Finance BV(c) 06/15/30	8.750%	290,000	402,068
Orange SA(c) 03/01/31	9.000%	1,528,000	2,156,667
Qwest Corp. 12/01/21	6.750%	1,063,000	1,113,492
Telefonica Emisiones SAU 06/20/16	6.421%	790,000	808,155
04/27/18	3.192%	241,000	245,676
04/27/20	5.134%	1,021,000	1,114,784
02/16/21	5.462%	120,000	133,750
Verizon Communications, Inc. 11/01/21	3.000%	1,787,000	1,781,977

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/01/24	3.500%	2,361,000	2,331,960
09/15/33	6.400%	550,000	626,603
11/01/34	4.400%	3,926,000	3,622,241
08/21/46	4.862%	4,944,000	4,680,613
09/15/48	4.522%	121,000	108,210
03/15/55	4.672%	112,000	97,239
Verizon Maryland LLC 06/15/33	5.125%	500,000	494,747
Verizon New England, Inc. 11/15/29	7.875%	979,000	1,208,913
Verizon Pennsylvania LLC 12/01/28	6.000%	1,015,000	1,069,441
Total			43,483,682
Total Corporate Bonds & Notes (Cost: $644,289,884)			639,515,980

Residential Mortgage-Backed Securities — Agency 17.2%

FDIC Trust CMO Series 2013-N1 Class A(a) 10/25/18	4.500%	93,679	93,738
Federal Home Loan Mortgage Corp. 09/01/21 - 09/01/37	6.000%	4,941,192	5,535,472
11/01/22 - 10/17/38	6.500%	3,085,714	3,477,557
02/01/24 - 05/01/38	5.500%	2,082,462	2,283,763
01/01/32 - 06/01/42	3.500%	6,498,646	6,736,575
12/01/32 - 06/01/42	4.000%	6,951,183	7,425,920
03/01/33	3.000%	2,456,440	2,505,810
02/01/38	7.500%	118,065	126,238
08/01/40	5.000%	3,210,435	3,525,492
05/01/41	4.500%	4,334,235	4,686,768
CMO Series 2127 Class PG 02/15/29	6.250%	577,431	628,336
CMO Series 2165 Class PE 06/15/29	6.000%	191,393	217,224
CMO Series 2326 Class ZQ 06/15/31	6.500%	983,635	1,098,148
CMO Series 2399 Class TH 01/15/32	6.500%	499,235	553,851
CMO Series 2517 Class Z 10/15/32	5.500%	289,409	309,955
CMO Series 2545 Class HG 12/15/32	5.500%	650,785	720,612
CMO Series 2557 Class HL 01/15/33	5.300%	785,474	864,553
CMO Series 2568 Class KG 02/15/23	5.500%	1,059,845	1,145,334

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2586 Class TG 03/15/23	5.500%	1,738,590	1,874,003
CMO Series 2597 Class AE 04/15/33	5.500%	435,315	476,195
CMO Series 262 Class 35 07/15/42	3.500%	8,754,979	8,957,545
CMO Series 2752 Class EZ 02/15/34	5.500%	2,100,040	2,311,619
CMO Series 2764 Class UE 10/15/32	5.000%	413,737	429,459
CMO Series 2764 Class ZG 03/15/34	5.500%	1,279,370	1,425,779
CMO Series 2825 Class VQ 07/15/26	5.500%	2,623	2,623
CMO Series 2953 Class PG 03/15/35	5.500%	4,000,000	4,547,610
CMO Series 2986 Class CH 06/15/25	5.000%	1,043,023	1,116,446
CMO Series 2989 Class TG 06/15/25	5.000%	833,945	903,236
CMO Series 299 Class 300 01/15/43	3.000%	1,630,178	1,627,296
CMO Series 2990 Class UZ 06/15/35	5.750%	1,996,255	2,262,620
CMO Series 3075 Class PD 01/15/35	5.500%	217,905	225,447
CMO Series 3101 Class UZ 01/15/36	6.000%	777,861	886,159
CMO Series 3123 Class AZ 03/15/36	6.000%	1,053,325	1,195,681
CMO Series 3143 Class BC 02/15/36	5.500%	984,153	1,086,350
CMO Series 3164 Class MG 06/15/36	6.000%	303,578	340,600
CMO Series 3195 Class PD 07/15/36	6.500%	781,890	883,062
CMO Series 3200 Class AY 08/15/36	5.500%	708,762	787,780
CMO Series 3213 Class JE 09/15/36	6.000%	1,273,587	1,413,023
CMO Series 3218 Class BE 09/15/35	6.000%	358,634	364,773
CMO Series 3229 Class HE 10/15/26	5.000%	1,784,290	1,928,680
CMO Series 3266 Class D 01/15/22	5.000%	1,467,207	1,526,717
CMO Series 3402 Class NC 12/15/22	5.000%	696,225	737,472
CMO Series 3423 Class PB 03/15/38	5.500%	2,000,000	2,273,331
CMO Series 3453 Class B 05/15/38	5.500%	239,078	258,426
CMO Series 3461 Class Z 06/15/38	6.000%	3,758,105	4,179,217
CMO Series 3501 Class CB 01/15/39	5.500%	878,632	973,638

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3680 Class MA 07/15/39	4.500%	2,498,599	2,682,000
CMO Series 3684 Class CY 06/15/25	4.500%	2,000,000	2,219,012
CMO Series 3704 Class CT 12/15/36	7.000%	1,708,098	1,992,365
CMO Series 3704 Class DT 11/15/36	7.500%	1,582,553	1,867,095
CMO Series 3704 Class ET 12/15/36	7.500%	1,168,577	1,409,611
CMO Series 3707 Class B 08/15/25	4.500%	2,027,855	2,174,652
CMO Series 3720 Class A 09/15/25	4.500%	809,751	870,012
CMO Series 3819 Class ZQ 04/15/36	6.000%	1,504,275	1,694,347
CMO Series 3827 Class BM 08/15/39	5.500%	1,098,097	1,198,937
CMO Series 3890 Class ME 07/15/41	5.000%	1,000,000	1,142,606
CMO Series 3957 Class B 11/15/41	4.000%	804,717	847,696
CMO Series 3966 Class NA 12/15/41	4.000%	1,486,600	1,586,862
CMO Series 4015 Class MY 03/15/42	3.500%	2,000,000	2,058,973
CMO Series 4173 Class NB 03/15/43	3.000%	2,000,000	1,968,428
CMO Series 4177 Class MQ 03/15/43	2.500%	1,000,000	919,234
CMO Series 4217 Class KY 06/15/43	3.000%	1,200,000	1,163,020
CMO Series 4219 Class JA 08/15/39	3.500%	3,986,360	4,137,866
CMO Series 4240 Class B 08/15/33	3.000%	2,000,000	1,975,026
CMO Series R006 Class ZA 04/15/36	6.000%	1,144,070	1,298,701
CMO Series R007 Class ZA 05/15/36	6.000%	2,282,230	2,524,451
Structured Pass-Through Securities CMO Series T-56 Class A5 05/25/43	5.231%	1,586,326	1,724,689
Federal Home Loan Mortgage Corp.(c) 07/01/36	3.368%	174,813	181,571
11/01/36	2.520%	428,177	453,506
07/01/40	3.979%	973,679	1,019,155
CMO Series 2551 Class NS 01/15/33	13.877%	325,353	433,841
CMO Series 264 Class F1 07/15/42	0.881%	6,153,393	6,259,589
CMO Series 3102 Class FB 01/15/36	0.631%	309,075	309,485
CMO Series 3147 Class PF 04/15/36	0.631%	588,131	590,264

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3229 Class AF 08/15/23	0.581%	572,517	575,366
CMO Series 3523 Class SD 06/15/36	18.754%	134,352	194,342
CMO Series 3549 Class FA 07/15/39	1.531%	178,187	181,747
CMO Series 3688 Class CU 11/15/21	6.681%	467,811	490,532
CMO Series 3688 Class GT 11/15/46	7.248%	1,074,399	1,245,364
CMO Series 3804 Class FN 03/15/39	0.781%	323,529	325,103
CMO Series 3852 Class QN 05/15/41	5.500%	1,136,097	1,248,173
CMO Series 3966 Class BF 10/15/40	0.831%	2,058,162	2,069,646
CMO Series 3997 Class PF 11/15/39	0.781%	991,502	993,991
CMO Series 4012 Class FN 03/15/42	0.831%	3,063,527	3,102,154
CMO Series 4048 Class FB 10/15/41	0.731%	3,129,014	3,137,623
CMO Series 4048 Class FJ 07/15/37	0.593%	2,634,539	2,647,525
CMO Series 4087 Class FA 05/15/39	0.781%	2,186,817	2,193,881
CMO Series 4095 Class FB 04/15/39	0.731%	2,916,946	2,920,666
CMO Series 4272 Class W 04/15/40	5.630%	4,723,628	5,049,659
Structured Pass-Through Securities CMO Series T-62 Class 1A1 10/25/44	1.443%	1,310,834	1,332,809
Federal Home Loan Mortgage Corp.(c)(d) CMO IO STRIPS Series 239 Class S30 08/15/36	7.370%	973,150	199,045
CMO IO Series 3380 Class SI 10/15/37	6.040%	4,778,031	823,465
CMO IO Series 3385 Class SN 11/15/37	5.670%	312,675	44,386
CMO IO Series 3451 Class SA 05/15/38	5.720%	472,449	55,458
CMO IO Series 3531 Class SM 05/15/39	5.770%	652,152	81,871
CMO IO Series 3608 Class SC 12/15/39	5.920%	996,046	120,259
CMO IO Series 3740 Class SB 10/15/40	5.670%	1,623,201	269,487
CMO IO Series 3740 Class SC 10/15/40	5.670%	2,050,784	330,445
CMO IO Series 3802 Class LS 01/15/40	1.871%	3,255,580	229,914
Federal Home Loan Mortgage Corp.(e) CMO PO STRIPS Series 197 Class PO 04/01/28	0.000%	368,000	323,459

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO PO STRIPS Series 310 Class PO 09/15/43	0.000%	3,113,718	2,522,037
CMO PO Series 2235 Class KP 06/15/30	0.000%	246,679	226,565
CMO PO Series 2967 Class EA 04/15/20	0.000%	137,286	130,904
CMO PO Series 3077 Class TO 04/15/35	0.000%	329,777	315,771
CMO PO Series 3100 Class PO 01/15/36	0.000%	531,480	493,092
CMO PO Series 3117 Class OG 02/15/36	0.000%	335,095	308,791
CMO PO Series 3136 Class PO 04/15/36	0.000%	204,633	191,121
CMO PO Series 3181 Class OH 07/15/36	0.000%	830,823	745,845
CMO PO Series 3200 Class PO 08/15/36	0.000%	291,536	263,730
CMO PO Series 3316 Class JO 05/15/37	0.000%	100,976	92,919
CMO PO Series 3393 Class JO 09/15/32	0.000%	1,383,429	1,226,529
CMO PO Series 3510 Class OD 02/15/37	0.000%	483,659	451,689
CMO PO Series 3607 Class AO 04/15/36	0.000%	362,165	331,742
CMO PO Series 3607 Class PO 05/15/37	0.000%	466,839	433,649
CMO PO Series 3607 Class TO 10/15/39	0.000%	603,557	563,532
CMO PO Series 3621 Class BO 01/15/40	0.000%	276,580	257,200
CMO PO Series 3623 Class LO 01/15/40	0.000%	454,073	421,914
Federal Home Loan Mortgage Corp.(d) CMO IO Series 3688 Class NI 04/15/32	5.000%	1,271,751	104,030
CMO IO Series 3714 Class IP 08/15/40	5.000%	1,605,854	255,678
CMO IO Series 3739 Class LI 03/15/34	4.000%	1,660,645	45,472
CMO IO Series 3747 Class HI 07/15/37	4.500%	2,312,556	159,863
CMO IO Series 3760 Class GI 10/15/37	4.000%	904,176	54,198
CMO IO Series 3772 Class IO 09/15/24	3.500%	765,104	24,075
CMO IO Series 3779 Class IH 11/15/34	4.000%	1,339,291	60,127
CMO IO Series 3800 Class AI 11/15/29	4.000%	1,542,594	216,159
Federal National Mortgage Association 10/01/19 - 08/01/40	5.000%	5,149,871	5,649,438

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/01/19 - 11/01/48	6.000%	9,431,919	10,449,497
04/01/20 - 07/01/42	4.000%	6,341,537	6,733,262
10/01/21 - 10/01/39	5.500%	7,067,148	7,879,779
05/01/22 - 08/01/37	7.500%	206,756	219,482
02/01/24 - 02/01/39	6.500%	7,125,109	8,134,850
04/25/31 - 08/01/43	3.500%	50,537,526	52,419,794
10/25/33 - 02/01/43	3.000%	8,253,529	8,217,761
04/01/37 - 01/01/39	7.000%	2,117,251	2,521,106
CMO Series 1999-7 Class AB 03/25/29	6.000%	386,714	440,608
CMO Series 2001-60 Class PX 11/25/31	6.000%	538,858	610,850
CMO Series 2002-50 Class ZA 05/25/31	6.000%	2,229,155	2,417,638
CMO Series 2002-78 Class Z 12/25/32	5.500%	727,507	777,990
CMO Series 2003-23 Class EQ 04/25/23	5.500%	1,356,163	1,471,392
CMO Series 2004-50 Class VZ 07/25/34	5.500%	2,939,114	3,293,995
CMO Series 2004-65 Class LT 08/25/24	4.500%	501,023	533,060
CMO Series 2004-W10 Class A6 08/25/34	5.750%	3,000,000	3,404,848
CMO Series 2005-121 Class DX 01/25/26	5.500%	1,079,039	1,169,890
CMO Series 2005-67 Class EY 08/25/25	5.500%	478,337	526,581
CMO Series 2006-105 Class ME 11/25/36	5.500%	1,500,000	1,678,938
CMO Series 2006-16 Class HZ 03/25/36	5.500%	4,030,316	4,341,378
CMO Series 2006-W3 Class 2A 09/25/46	6.000%	507,188	563,477
CMO Series 2007-104 Class ZE 08/25/37	6.000%	1,000,429	1,077,966
CMO Series 2007-116 Class PB 08/25/35	5.500%	568,453	635,591
CMO Series 2007-18 Class MZ 03/25/37	6.000%	1,302,711	1,423,669
CMO Series 2007-42 Class B 05/25/37	6.000%	1,200,455	1,344,556
CMO Series 2007-76 Class ZG 08/25/37	6.000%	2,801,933	3,100,384
CMO Series 2008-80 Class GP 09/25/38	6.250%	157,710	176,502
CMO Series 2009-59 Class HB 08/25/39	5.000%	1,127,414	1,245,780

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2009-60 Class HT 08/25/39	6.000%	1,074,561	1,213,956
CMO Series 2009-79 Class UA 03/25/38	7.000%	126,037	139,715
CMO Series 2009-W1 Class A 12/25/49	6.000%	2,694,305	3,089,915
CMO Series 2010-111 Class AE 04/25/38	5.500%	3,132,672	3,271,192
CMO Series 2010-111 Class AM 10/25/40	5.500%	3,000,000	3,464,296
CMO Series 2010-148 Class MA 02/25/39	4.000%	536,002	554,634
CMO Series 2010-2 Class LC 02/25/40	5.000%	1,200,000	1,334,103
CMO Series 2010-47 Class AV 05/25/21	5.000%	15,304	15,288
CMO Series 2010-83 Class DN 12/25/20	4.500%	2,910,053	3,060,375
CMO Series 2011-118 Class MT 11/25/41	7.000%	2,158,299	2,449,033
CMO Series 2011-118 Class NT 11/25/41	7.000%	2,452,357	2,816,956
CMO Series 2011-39 Class ZA 11/25/32	6.000%	778,417	884,382
CMO Series 2011-44 Class EB 05/25/26	3.000%	3,000,000	3,082,898
CMO Series 2011-46 Class B 05/25/26	3.000%	6,000,000	6,157,260
CMO Series 2011-59 Class NZ 07/25/41	5.500%	2,176,162	2,493,392
CMO Series 2012-66 Class CB 06/25/32	3.000%	3,000,000	2,846,152
CMO Series 2013-100 Class WB 10/25/33	3.000%	3,000,000	2,948,294
CMO Series 2013-101 Class E 10/25/33	3.000%	3,000,000	2,921,077
CMO Series 2013-103 Class VG 03/25/30	3.000%	2,500,000	2,413,599
CMO Series 2013-108 Class GU 10/25/33	3.000%	2,500,000	2,419,652
CMO Series 2013-4 Class AJ 02/25/43	3.500%	3,203,387	3,305,237
CMO Series 2013-59 Class PY 06/25/43	2.500%	1,000,000	886,403
CMO Series 2013-81 Class TA 02/25/43	3.000%	2,500,000	2,319,547
CMO Series 2013-90 Class DL 09/25/33	3.500%	1,500,000	1,538,155
CMO Series G94-8 Class K 07/17/24	8.000%	333,876	378,905
Series 2012-M5 Class A2 02/25/22	2.715%	2,122,000	2,151,659
Series 2013-M9 Class A2 01/25/23	2.389%	3,000,000	2,940,802

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c) 01/01/23	0.602%	4,500,000	4,490,983
01/01/23	0.613%	3,757,979	3,756,005
11/01/23	0.726%	4,807,891	4,841,086
11/01/23	0.757%	2,496,632	2,491,874
12/01/23	0.737%	3,000,000	3,018,454
12/25/33	13.257%	263,939	308,311
03/01/36	2.971%	1,053,114	1,115,950
CMO Class 2005-SV Series 75 09/25/35	22.514%	235,292	337,627
CMO Series 2003-129 Class FD 01/25/24	0.922%	395,355	397,797
CMO Series 2003-W8 Class 3F1 05/25/42	0.822%	370,244	371,083
CMO Series 2004-36 Class FA 05/25/34	0.822%	542,822	545,166
CMO Series 2005-74 Class SK 05/25/35	18.971%	336,491	471,278
CMO Series 2005-W3 Class 2AF 03/25/45	0.642%	893,199	895,656
CMO Series 2006-56 Class FC 07/25/36	0.712%	455,399	457,682
CMO Series 2007-101 Class A2 06/27/36	0.672%	1,268,565	1,260,528
CMO Series 2008-18 Class FA 03/25/38	1.322%	263,746	268,140
CMO Series 2010-28 Class BS 04/25/40	10.639%	211,974	241,598
CMO Series 2010-35 Class SJ 04/25/40	16.261%	1,000,000	1,293,143
CMO Series 2010-49 Class SC 03/25/40	11.817%	870,485	1,038,598
CMO Series 2010-61 Class WA 06/25/40	5.960%	328,007	355,915
CMO Series 2011-101 Class FM 01/25/41	0.972%	896,966	900,565
CMO Series 2011-2 Class WA 02/25/51	5.817%	393,883	422,130
CMO Series 2011-43 Class WA 05/25/51	5.791%	680,679	739,913
CMO Series 2011-75 Class FA 08/25/41	0.972%	626,057	634,265
CMO Series 2012-101 Class FC 09/25/42	0.922%	1,480,396	1,479,505
CMO Series 2012-108 Class F 10/25/42	0.922%	3,034,832	3,064,596
CMO Series 2012-137 Class CF 08/25/41	0.722%	1,857,740	1,843,450
CMO Series 2012-14 Class FG 07/25/40	0.822%	1,724,098	1,729,308
CMO Series 2012-47 Class HF 05/25/27	0.822%	5,069,476	5,093,621
CMO Series 2012-58 Class FA 03/25/39	0.922%	2,028,988	2,034,175
CMO Series 411 Class F1 08/25/42	0.972%	3,849,043	3,904,799

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 412 Class F2 08/25/42	0.922%	1,987,301	2,020,624
Series 2003-W16 Class AF5 11/25/33	4.586%	1,173,191	1,194,380
Federal National Mortgage Association(c)(d) CMO IO Series 1996-4 Class SA 02/25/24	8.078%	164,897	32,988
CMO IO Series 2006-117 Class GS 12/25/36	6.228%	506,521	80,935
CMO IO Series 2006-43 Class SI 06/25/36	6.178%	2,042,914	311,996
CMO IO Series 2006-58 Class IG 07/25/36	6.098%	865,497	166,763
CMO IO Series 2006-8 Class WN 03/25/36	6.278%	2,009,738	380,499
CMO IO Series 2006-94 Class GI 10/25/26	6.228%	1,202,953	169,094
CMO IO Series 2007-109 Class PI 12/25/37	5.928%	1,195,529	192,380
CMO IO Series 2007-65 Class KI 07/25/37	6.198%	583,631	88,609
CMO IO Series 2007-72 Class EK 07/25/37	5.978%	2,097,454	309,655
CMO IO Series 2007-W7 Class 2A2 07/25/37	6.108%	953,372	186,412
CMO IO Series 2009-112 Class ST 01/25/40	5.828%	778,043	124,690
CMO IO Series 2009-17 Class QS 03/25/39	6.228%	492,280	89,451
CMO IO Series 2009-37 Class KI 06/25/39	5.578%	2,019,488	286,622
CMO IO Series 2009-68 Class SA 09/25/39	6.328%	1,035,435	152,118
CMO IO Series 2010-125 Class SA 11/25/40	4.018%	3,820,261	344,532
CMO IO Series 2010-147 Class SA 01/25/41	6.108%	3,502,576	779,854
CMO IO Series 2010-35 Class SB 04/25/40	5.998%	652,555	138,247
CMO IO Series 2010-42 Class S 05/25/40	5.978%	537,252	100,810
CMO IO Series 2010-68 Class SA 07/25/40	4.578%	3,330,123	361,194
CMO IO Series 2011-30 Class LS 04/25/41	1.794%	2,534,045	179,892
Federal National Mortgage Association(e) CMO PO STRIPS Series 293 Class 1 12/25/24	0.000%	332,863	315,637
CMO PO STRIPS Series 300 Class 1 09/25/24	0.000%	307,788	273,596
CMO PO Series 2000-18 Class EC 10/25/23	0.000%	144,689	136,741
CMO PO Series 2004-46 Class EP 03/25/34	0.000%	321,345	297,298

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO PO Series 2004-61 Class BO 10/25/32	0.000%	10,048	10,023
CMO PO Series 2006-113 Class PO 07/25/36	0.000%	176,046	169,918
CMO PO Series 2006-15 Class OP 03/25/36	0.000%	344,867	299,121
CMO PO Series 2006-60 Class CO 06/25/35	0.000%	189,698	185,736
CMO PO Series 2006-60 Class DO 04/25/35	0.000%	312,358	299,159
CMO PO Series 2006-8 Class WQ 03/25/36	0.000%	548,110	506,535
CMO PO Series 2006-86 Class OB 09/25/36	0.000%	678,985	625,624
CMO PO Series 2009-113 Class AO 01/25/40	0.000%	368,153	336,171
CMO PO Series 2009-69 Class PO 09/25/39	0.000%	245,932	227,300
CMO PO Series 2009-86 Class BO 03/25/37	0.000%	254,305	239,473
CMO PO Series 2009-86 Class OT 10/25/37	0.000%	754,785	678,195
CMO PO Series 2010-39 Class OT 10/25/35	0.000%	289,242	262,879
CMO PO Series 2010-68 Class CO 07/25/40	0.000%	586,903	543,115
CMO PO Series 2013-101 Class DO 10/25/43	0.000%	3,504,122	2,774,872
CMO PO Series 2013-128 Class PO 12/25/43	0.000%	2,576,901	1,978,021
CMO PO Series 2013-92 Class PO 09/25/43	0.000%	2,602,765	2,053,623
CMO PO Series 314 Class 1 07/25/31	0.000%	268,748	237,729
CMO PO Series 3151 Class PO 05/15/36	0.000%	336,988	312,066
Federal National Mortgage Association(d) CMO IO Series 2009-71 Class BI 08/25/24	4.500%	194,736	16,933
CMO IO Series 2009-86 Class IP 10/25/39	5.500%	328,862	55,625
CMO IO Series 2010-155 Class KI 01/25/21	3.000%	1,576,858	81,533
Government National Mortgage Association 09/15/22	5.000%	396,089	418,964
09/20/38 - 08/20/39	6.000%	2,132,692	2,401,542
09/20/38 - 12/20/38	7.000%	393,289	454,154
05/20/45	4.000%	1,713,624	1,822,898
04/20/63	4.479%	2,064,486	2,211,133
05/20/63	4.433%	2,920,077	3,128,072
05/20/63	4.462%	3,047,060	3,263,219
06/20/63	4.375%	4,605,399	4,928,577

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 1998-11 Class Z 04/20/28	6.500%	414,405	476,642
CMO Series 1999-16 Class Z 05/16/29	6.500%	368,748	412,781
CMO Series 2002-47 Class PG 07/16/32	6.500%	373,763	437,104
CMO Series 2003-25 Class PZ 04/20/33	5.500%	3,583,812	4,015,583
CMO Series 2003-75 Class ZX 09/16/33	6.000%	1,404,025	1,582,045
CMO Series 2005-26 Class XY 03/20/35	5.500%	1,238,943	1,384,803
CMO Series 2005-72 Class AZ 09/20/35	5.500%	1,754,988	1,949,547
CMO Series 2006-17 Class JN 04/20/36	6.000%	603,854	667,309
CMO Series 2006-33 Class NA 01/20/36	5.000%	631,551	666,048
CMO Series 2006-38 Class ZK 08/20/36	6.500%	1,871,375	2,180,014
CMO Series 2006-69 Class MB 12/20/36	5.500%	2,224,706	2,442,191
CMO Series 2008-23 Class PH 03/20/38	5.000%	2,002,885	2,153,796
CMO Series 2009-104 Class AB 08/16/39	7.000%	1,815,047	2,037,247
CMO Series 2009-2 Class PA 12/20/38	5.000%	369,937	397,458
CMO Series 2009-89 Class VA 07/20/20	5.000%	1,466,245	1,542,724
CMO Series 2010-130 Class CP 10/16/40	7.000%	1,024,580	1,202,439
CMO Series 2010-14 Class QP 12/20/39	6.000%	417,714	436,497
CMO Series 2011-43 Class ZQ 01/16/33	5.500%	2,595,554	2,934,133
CMO Series 2013-H01 Class FA 01/20/63	1.650%	3,872,695	3,828,534
CMO Series 2013-H04 Class BA 02/20/63	1.650%	2,367,750	2,341,230
CMO Series 2013-H07 Class JA 03/20/63	1.750%	4,268,362	4,258,002
CMO Series 2013-H09 Class HA 04/20/63	1.650%	5,595,073	5,525,111
Government National Mortgage Association(c) CMO Series 2007-16 Class NS 04/20/37	21.868%	200,760	308,412
CMO Series 2010-H17 Class XQ 07/20/60	5.234%	6,608,694	7,124,342
CMO Series 2011-137 Class WA 07/20/40	5.536%	1,794,854	2,016,977
CMO Series 2012-141 Class WC 01/20/42	3.733%	1,353,085	1,408,034
CMO Series 2012-61 Class FM 05/16/42	0.745%	4,024,678	4,058,414

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-H10 Class FA 12/20/61	0.742%	2,360,980	2,356,461
CMO Series 2012-H21 Class CF 05/20/61	0.892%	2,479,491	2,483,555
CMO Series 2012-H21 Class DF 05/20/61	0.842%	2,212,678	2,214,034
CMO Series 2012-H26 Class MA 07/20/62	0.742%	1,769,363	1,768,892
CMO Series 2012-H28 Class FA 09/20/62	0.772%	3,867,406	3,865,544
CMO Series 2012-H29 Class FA 10/20/62	0.707%	2,337,912	2,343,555
CMO Series 2012-H30 Class JA 01/20/60	0.672%	1,097,976	1,098,309
CMO Series 2012-H30 Class PA 11/20/59	0.642%	1,094,549	1,094,652
CMO Series 2013-54 Class WA 11/20/42	4.705%	2,708,437	2,938,327
CMO Series 2013-75 Class WA 06/20/40	5.222%	994,878	1,103,505
CMO Series 2013-H01 Class TA 01/20/63	0.692%	1,604,077	1,602,208
CMO Series 2013-H05 Class FB 02/20/62	0.592%	2,516,950	2,511,768
CMO Series 2013-H07 Class GA 03/20/63	0.662%	2,421,337	2,424,710
CMO Series 2013-H07 Class HA 03/20/63	0.602%	1,743,839	1,727,084
CMO Series 2013-H09 Class GA 04/20/63	0.672%	2,695,151	2,677,003
CMO Series 2013-H09 Class SA 04/20/63	0.692%	3,723,190	3,699,337
CMO Series 2013-H21 Class FA 09/20/63	0.942%	4,500,317	4,520,653
CMO Series 2013-H21 Class FB 09/20/63	0.892%	4,755,701	4,767,653
CMO Series 2015-H15 Class FD 06/20/65	0.632%	1,938,433	1,907,023
Series 2015-H23 Class FB 09/20/65	0.712%	1,985,508	1,969,493
Series 2015-H26 Class FG 10/20/65	0.712%	1,030,601	1,023,159
Series 2015-H30 Class FE 11/20/65	0.792%	7,989,493	7,899,642
Government National Mortgage Association(c)(d) CMO IO Series 2005-3 Class SE 01/20/35	5.698%	1,577,956	270,663
CMO IO Series 2007-40 Class SN 07/20/37	6.278%	1,300,432	238,905
CMO IO Series 2008-62 Class SA 07/20/38	5.748%	1,158,240	198,470
CMO IO Series 2008-76 Class US 09/20/38	5.498%	1,473,428	214,152
CMO IO Series 2008-95 Class DS 12/20/38	6.898%	1,285,223	244,628

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2009-102 Class SM 06/16/39	6.056%	1,110,142	98,980
CMO IO Series 2009-106 Class ST 02/20/38	5.598%	1,894,855	320,066
CMO IO Series 2009-64 Class SN 07/16/39	5.756%	1,055,102	122,937
CMO IO Series 2009-67 Class SA 08/16/39	5.706%	690,749	109,304
CMO IO Series 2009-72 Class SM 08/16/39	5.906%	1,616,303	264,066
CMO IO Series 2009-81 Class SB 09/20/39	5.688%	1,974,024	307,194
CMO IO Series 2010-47 Class PX 06/20/37	6.298%	2,277,065	385,211
CMO IO Series 2011-75 Class SM 05/20/41	6.198%	1,108,870	245,386
Government National Mortgage Association(e) CMO PO Series 2008-1 Class PO 01/20/38	0.000%	223,883	202,198
CMO PO Series 2010-14 Class AO 12/20/32	0.000%	304,244	294,656
CMO PO Series 2010-157 Class OP 12/20/40	0.000%	1,461,704	1,334,656
Government National Mortgage Association(d) CMO IO Series 2010-107 Class IL 07/20/39	6.000%	1,464,072	316,106
CMO IO Series 2010-144 Class BI 09/16/37	4.000%	3,732,042	224,259
Vendee Mortgage Trust CMO Series 1998-2 Class 1G 06/15/28	6.750%	465,537	538,562
Total Residential Mortgage-Backed Securities — Agency (Cost: $562,851,538)			578,027,879

Residential Mortgage-Backed Securities — Non-Agency 3.3%

AJAX Mortgage Loan Trust(a)(c) CMO Series 2014-A Class A 10/25/57	3.750%	1,215,444	1,219,652
CMO Series 2015-B Class A 07/25/60	3.875%	1,624,910	1,626,558
AJAX Mortgage Loan Trust(a)(c)(f) CMO Series 2013-C Class A 03/25/53	4.500%	1,638,482	1,663,941
AJAX Mortgage Loan Trust(a)(f) CMO Series 2013-A Class A 02/25/51	3.500%	1,897,174	1,879,990
CMO Series 2013-B Class A1 03/25/52	3.750%	972,569	966,252

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ASG Resecuritization Trust(a) CMO Series 2011-1 Class 1A85 09/28/20	4.000%	127,051	127,063
ASG Resecuritization Trust(a)(c) CMO Series 2009-3 Class A65 03/26/37	2.096%	747,498	744,428
CMO Series 2011-1 Class 3A50 11/28/35	2.654%	509,364	501,691
Angel Oak Mortgage Trust LLC Series 2015-1(a) 11/25/45	4.500%	2,181,000	2,177,167
BCAP LLC Trust(a) 08/26/37	5.000%	1,002,563	992,877
CMO Series 2009-RR13 Class 17A2 04/26/37	5.500%	274,870	279,465
BCAP LLC Trust(a)(c) 05/28/36	0.371%	428,139	424,104
CMO Series 2010-RR12 Class 2A5 01/26/36	4.035%	338,845	336,778
CMO Series 2010-RR6 Class 22A3 06/26/36	4.182%	156,499	157,047
CMO Series 2010-RR7 Class 16A1 02/26/47	0.943%	23,265	23,222
CMO Series 2010-RR7 Class 1A5 04/26/35	2.709%	105,892	105,688
CMO Series 2010-RR7 Class 2A1 07/26/45	2.269%	831,838	837,084
CMO Series 2010-RR8 Class 3A3 05/26/35	2.741%	25,163	25,156
CMO Series 2010-RR8 Class 3A4 05/26/35	2.741%	1,000,000	966,976
CMO Series 2011-RR10 Class 2A1 09/26/37	1.145%	1,258,312	1,209,808
CMO Series 2012-3 Class 2A5 05/26/37	2.077%	683,998	679,206
CMO Series 2012-RR10 Class 1A1 02/26/37	0.451%	657,815	636,761
CMO Series 2012-RR10 Class 3A1 05/26/36	0.411%	1,136,378	1,091,854
CMO Series 2012-RR2 Class 1A1 08/26/36	0.391%	324,402	321,740
CMO Series 2015-RR4 Class 1A1 09/11/38	1.197%	1,233,648	1,160,432
Banc of America Alternative Loan Trust CMO Series 2004-1 Class 1A1 02/25/34	6.000%	441,047	468,168
Banc of America Funding Trust CMO Series 2004-3 Class 1A1 10/25/34	5.500%	256,845	266,874
Banc of America Mortgage Trust CMO Series 2003-3 Class 1A7 05/25/33	5.500%	370,818	380,762

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-3 Class 1A26 04/25/34	5.500%	250,487	254,400
Banc of America Mortgage Trust(c) CMO Series 2004-C Class 2A2 04/25/34	2.691%	224,734	224,502
Banc of America Mortgage Trust(e) CMO PO Series 2004-5 Class 1A9 06/25/34	0.000%	302,791	271,333
Bear Stearns Adjustable Rate Mortgage Trust(c) CMO Series 2003-4 Class 3A1 07/25/33	2.512%	120,961	121,355
CMO Series 2003-7 Class 6A 10/25/33	2.608%	730,155	736,809
Bear Stearns Alt-A Trust(c) CMO Series 2004-6 Class 1A 07/25/34	1.062%	802,350	768,160
CMO Series 2005-2 Class 1A1 03/25/35	0.922%	327,459	321,592
CAM Mortgage Trust Series 2015-1 Class A(a)(c) 07/15/64	3.500%	3,785,362	3,766,719
Chase Mortgage Finance Corp.(c) CMO Series 2007-A1 Class 1A3 02/25/37	2.702%	1,144,965	1,133,213
CMO Series 2007-A1 Class 2A1 02/25/37	2.656%	485,193	486,219
CMO Series 2007-A1 Class 7A1 02/25/37	2.606%	262,781	263,520
Citigroup Mortgage Loan Trust, Inc. CMO Series 2003-1 Class 3A4 09/25/33	5.250%	286,088	286,418
CMO Series 2005-2 Class 2A11 05/25/35	5.500%	343,181	357,076
Citigroup Mortgage Loan Trust, Inc.(a) CMO Series 2009-11 Class 3A1 05/25/37	5.750%	474,111	489,677
CMO Series 2010-8 Class 5A6 11/25/36	4.000%	1,193,743	1,202,018
CMO Series 2010-8 Class 6A6 12/25/36	4.500%	1,184,591	1,200,746
Citigroup Mortgage Loan Trust, Inc.(a)(c) CMO Series 2008-AR4 Class 1A1A 11/25/38	2.745%	861,330	866,829
CMO Series 2009-10 Class 1A1 09/25/33	2.522%	700,857	706,835
CMO Series 2010-10 Class 2A1 02/25/36	2.593%	712,307	715,952
CMO Series 2010-7 Class 10A1 02/25/35	2.664%	146,309	146,477

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Countrywide Home Loan Mortgage Pass-Through Trust CMO Series 2004-13 Class 1A4 08/25/34	5.500%	419,486	433,397
CMO Series 2004-3 Class A26 04/25/34	5.500%	229,267	240,580
CMO Series 2004-5 Class 1A4 06/25/34	5.500%	567,653	589,886
Credit Suisse First Boston Mortgage Securities Corp. CMO Series 2003-21 Class 1A4 09/25/33	5.250%	236,618	244,385
CMO Series 2003-27 Class 5A4 11/25/33	5.250%	354,731	361,755
CMO Series 2004-4 Class 2A4 09/25/34	5.500%	534,136	561,833
CMO Series 2004-5 Class 3A1 08/25/19	5.250%	259,653	265,205
CMO Series 2004-8 Class 1A4 12/25/34	5.500%	443,125	479,023
Credit Suisse Mortgage Capital Certificates Trust Series 2014-ICE Class A(a)(c) 04/15/27	1.131%	2,843,000	2,824,497
Credit Suisse Mortgage Capital Certificates(a)(c) CMO Series 2010-11R Class A6 06/28/47	1.424%	3,124,271	3,023,809
CMO Series 2010-17R Class 1A1 06/26/36	2.453%	319,835	319,231
CMO Series 2011-16R Class 7A3 12/27/36	3.445%	447,041	448,177
CMO Series 2011-6R Class 3A1 07/28/36	2.866%	435,057	428,920
CMO Series 2012-3R Class 1A1 07/27/37	2.380%	589,431	586,858
DBRR Trust(a) 06/10/34	2.998%	3,946,124	3,952,883
DBRR Trust(a)(c) 06/10/34	3.421%	3,152,000	3,112,871
GMAC Mortgage Corp. Loan Trust CMO Series 2004-J1 Class A20 04/25/34	5.500%	385,861	393,078
GMAC Mortgage Corp. Loan Trust(c)
CMO Series 2003-AR2 Class 2A4 12/19/33	3.101%	878,844	863,902
GSMPS Mortgage Loan Trust(a)(c) CMO Series 2005-RP3 Class 1AF 09/25/35	0.772%	1,042,396	857,522
GSMPS Mortgage Loan Trust(a)(c)(d) CMO IO Series 2005-RP3 Class 1AS 09/25/35	4.587%	807,856	98,910
GSR Mortgage Loan Trust CMO Series 2003-7F Class 1A4 06/25/33	5.250%	534,101	548,696

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GSR Mortgage Loan Trust(c) CMO Series 2005-5F Class 8A3 06/25/35	0.922%	38,661	36,750
HarborView Mortgage Loan Trust CMO Series 2004-3 Class 1A(c) 05/19/34	2.757%	2,196,601	2,184,367
Homeowner Assistance Program Reverse Mortgage Loan Trust CMO Series 2013-RM1 Class A(a)(f) 05/26/53	4.000%	1,850,027	1,820,427
Impac CMB Trust CMO Series 2005-4 Class 2A1(c) 05/25/35	1.022%	413,486	405,638
Impac Secured Assets CMN Owner Trust CMO Series 2003-3 Class A1(c) 08/25/33	5.069%	281,092	294,216
Impac Secured Assets Trust(c) CMO Series 2006-1 Class 2A1 05/25/36	0.772%	280,813	256,072
CMO Series 2006-2 Class 2A1 08/25/36	0.772%	457,018	446,602
JPMorgan Mortgage Trust(c) CMO Series 2007-A1 Class 5A5 07/25/35	2.726%	665,926	676,990
Series 2006-A2 Class 5A3 11/25/33	2.677%	969,816	972,726
JPMorgan Resecuritization Trust(a)(c) CMO Series 2009-6 Class 4A1 09/26/36	2.656%	193,577	193,733
CMO Series 2010-4 Class 7A1 08/26/35	1.990%	42,018	41,917
MASTR Adjustable Rate Mortgages Trust(c) CMO Series 2004-13 Class 2A1 04/21/34	2.775%	560,831	563,534
CMO Series 2004-13 Class 3A7 11/21/34	2.772%	973,235	994,304
MASTR Asset Securitization Trust CMO Series 2004-P7 Class A6(a)(f) 12/27/33	5.500%	240,342	253,681
MASTR Seasoned Securities Trust CMO Series 2004-2 Class A1 08/25/32	6.500%	360,896	388,967
CMO Series 2004-2 Class A2 08/25/32	6.500%	568,410	612,625
Merrill Lynch Mortgage Investors Trust(c) CMO Series 2003-A Class 2A1 03/25/28	1.202%	418,929	401,513
CMO Series 2003-E Class A1 10/25/28	1.042%	1,010,346	965,567
CMO Series 2004-1 Class 2A1 12/25/34	2.239%	617,611	619,892

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2004-A Class A1 04/25/29	0.882%	909,050	872,653
CMO Series 2004-A4 Class A2 08/25/34	2.562%	664,559	679,673
CMO Series 2004-G Class A2 01/25/30	1.428%	567,247	551,244
Morgan Stanley Mortgage Loan Trust CMO Series 2004-3 Class 4A(c) 04/25/34	5.682%	537,387	566,065
Morgan Stanley Re-Remic Trust(a) 07/27/49	0.250%	2,400,000	2,194,800
07/27/49	2.000%	1,711,378	1,701,965
NACC Reperforming Loan Remic Trust CMO Series 2004-R2 Class A1(a) 10/25/34	6.500%	228,241	226,769
NCUA Guaranteed Notes CMO Series 2010-R3 Class 3A 12/08/20	2.400%	307,061	308,519
NCUA Guaranteed Notes(c) CMO Series 2010-R3 Class 1A 12/08/20	0.752%	891,483	897,480
Pretium Mortgage Credit Partners I LLC Series 2015-NPL2 Class A2(a)(c) 07/27/30	4.250%	1,250,000	1,229,781
Pretium Mortgage Credit Partners Series 2015-NPL2 Class A1(a)(c) 07/27/30	3.750%	2,315,781	2,297,226
Prime Mortgage Trust CMO Series 2004-2 Class A2 11/25/19	4.750%	269,859	271,407
RALI Trust CMO Series 2003-QS13 Class A2 07/25/33	4.000%	1,647,349	1,568,587
CMO Series 2003-QS15 Class A7 08/25/33	5.500%	1,967,526	1,996,139
CMO Series 2004-QS3 Class CB 03/25/19	5.000%	265,880	266,492
RALI Trust(c) CMO Series 2003-QS13 Class A5 07/25/33	1.072%	380,948	354,345
RBSSP Resecuritization Trust(a)
CMO Series 2009-1 Class 1A1 02/26/36	6.500%	584,073	626,776
CMO Series 2009-2 Class 1A1 08/26/37	7.000%	210,989	221,528
CMO Series 2010-9 Class 7A5 05/26/37	4.000%	374,074	375,344
RBSSP Resecuritization Trust(a)(c) CMO Series 2010-9 Class 3A1 10/26/34	5.000%	243,772	249,704

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-3 Class 3A1 09/26/36	0.371%	774,106	744,854
RFMSI Trust CMO Series 2003-S4 Class A4 03/25/33	5.750%	445,655	457,113
Residential Asset Mortgage Products Trust CMO Series 2004-SL2 Class A3 10/25/31	7.000%	568,895	597,884
Residential Asset Securitization Trust CMO Series 2004-IP2 Class 1A1(c) 12/25/34	2.693%	489,221	492,885
Sequoia Mortgage Trust(c) CMO Series 2003-1 Class 1A 04/20/33	1.162%	1,687,188	1,615,343
CMO Series 2003-8 Class A1 01/20/34	1.042%	1,319,536	1,259,668
CMO Series 2004-11 Class A1 12/20/34	1.002%	1,406,211	1,364,189
CMO Series 2004-12 Class A3 01/20/35	1.115%	557,363	512,245
Structured Adjustable Rate Mortgage Loan Trust(c) CMO Series 2004-4 Class 5A 04/25/34	2.574%	349,267	335,818
CMO Series 2004-6 Class 5A4 06/25/34	2.455%	153,218	152,714
Structured Asset Mortgage Investments II Trust(c) CMO Series 2004-AR5 Class 1A1 10/19/34	1.062%	829,055	792,763
CMO Series 2005-AR5 Class A3 07/19/35	0.652%	425,980	406,867
Structured Asset Securities Corp. Mortgage Pass-Through Certificates CMO Series 2003-30 Class 1A5 10/25/33	5.500%	595,200	625,039
Structured Asset Securities Corp. Mortgage Pass-Through Certificates(c)
CMO Series 2003-34A Class 3A3 11/25/33	2.613%	1,289,628	1,270,893
CMO Series 2003-40A Class 3A2 01/25/34	2.502%	572,927	554,779
Series 2004-6XS Class A5A 03/25/34	5.617%	477,768	492,203
Structured Asset Securities Corp. CMO Series 2004-4XS Class 1A5(c) 02/25/34	5.547%	603,030	626,130
Thornburg Mortgage Securities Trust CMO Series 2004-4 Class 3A(c) 12/25/44	2.209%	481,681	476,187
VML LLC CMO Series 2014-NPL1 Class A1(a) 04/27/54	3.875%	361,165	359,490
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WaMu Mortgage Pass-Through Certificates Trust CMO Series 2004-CB1 Class 3A2 06/25/34	5.500%	786,544	799,623
CMO Series 2004-CB3 Class 4A 10/25/19	6.000%	213,501	221,965
CMO Series 2004-S3 Class 1A5 07/25/34	5.000%	190,045	198,442
WaMu Mortgage Pass-Through Certificates Trust(c) CMO Series 2003-AR11 Class A6 10/25/33	2.532%	955,076	966,242
CMO Series 2003-AR5 Class A7 06/25/33	2.558%	385,696	390,684
CMO Series 2003-AR6 Class A1 06/25/33	2.552%	477,355	477,242
CMO Series 2003-AR7 Class A7 08/25/33	2.414%	609,820	612,324
CMO Series 2004-AR3 Class A2 06/25/34	2.460%	321,777	325,218
Washington Mutual MSC Mortgage Pass-Through Certificates Trust CMO Series 2003-MS2 Class 1A1 02/25/33	5.750%	345,844	367,148
Wells Fargo Mortgage Loan Trust CMO Series 2012-RR1 Class A1(a) 08/27/37	2.847%	566,875	567,024
Wells Fargo Mortgage-Backed Securities Trust CMO Series 2004-4 Class A9 05/25/34	5.500%	475,062	488,244
CMO Series 2005-14 Class 1A1 12/25/35	5.500%	383,882	399,209
Wells Fargo Mortgage-Backed Securities Trust(c) CMO Series 2003-J Class 2A1 10/25/33	2.634%	170,331	171,556
CMO Series 2003-L Class 2A1 11/25/33	2.718%	234,199	234,300
CMO Series 2004-EE Class 2A1 12/25/34	2.739%	94,348	96,392
CMO Series 2004-G Class A3 06/25/34	2.726%	111,054	111,300
CMO Series 2004-U Class A1 10/25/34	2.742%	975,705	973,407
CMO Series 2004-W Class A9 11/25/34	2.754%	786,848	802,517
CMO Series 2004P Class 2A1 09/25/34	2.740%	1,158,426	1,162,167
CMO Series 2005-AR8 Class 2A1 06/25/35	2.728%	149,719	150,366
CMO Series 2005-AR9 Class 2A1 10/25/33	2.736%	319,151	321,411
Series 2005-AR3 Class 1A1 03/25/35	2.746%	2,986,877	3,005,387
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $110,152,757)			111,791,262

Commercial Mortgage-Backed Securities —
Agency 14.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KJ02 Class A2 09/25/20	2.597%	763,000	767,817
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c) Series KF12 Class A 09/25/22	0.943%	5,092,000	5,073,875
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates Series K037 Class A2 01/25/24	3.490%	4,000,000	4,176,400
Series KPLB Class A 05/25/25	2.770%	7,500,000	7,375,837
Federal National Mortgage Association 07/01/17	1.400%	3,500,000	3,508,588
10/01/17	2.490%	1,348,912	1,369,915
10/01/17	2.690%	2,358,184	2,401,472
01/01/18	3.407%	2,352,664	2,430,773
03/01/18	3.677%	1,551,937	1,614,628
05/01/19	2.119%	4,661,444	4,694,869
06/01/19	2.360%	2,000,000	2,024,036
06/01/19	2.450%	1,948,058	1,975,637
07/01/19	1.940%	1,949,559	1,946,679
07/01/19	2.200%	9,436,176	9,501,347
07/01/19	2.370%	5,000,000	5,089,251
07/01/19	5.240%	2,582,252	2,852,785
08/01/19	1.965%	247,167	249,256
11/01/19	3.997%	1,500,000	1,605,765
12/01/19	1.470%	1,402,826	1,374,861
12/01/19	1.690%	2,000,000	1,971,959
12/01/19	4.180%	2,497,246	2,674,088
12/01/19	4.514%	4,434,560	4,796,120
01/01/20	4.540%	1,377,015	1,488,761
02/01/20	4.369%	2,308,318	2,491,707
02/01/20	4.399%	8,000,000	8,682,803
04/01/20	4.381%	2,431,907	2,640,379
04/01/20	4.661%	1,430,121	1,546,736
06/01/20	1.750%	2,863,748	2,823,333
06/01/20	2.010%	15,000,000	14,779,845
07/01/20	3.950%	1,960,599	2,112,693
07/01/20	4.066%	2,373,046	2,555,376
10/01/20	3.290%	1,446,895	1,510,729
11/01/20	3.230%	2,370,313	2,469,087
11/01/20	3.266%	899,271	941,503
12/01/20	2.000%	1,500,000	1,501,705
01/01/21	3.813%	2,000,000	2,142,216
01/01/21	4.050%	3,000,000	3,233,657
01/01/21	4.162%	1,147,550	1,245,988
01/01/21	4.380%	2,332,060	2,537,763
04/01/21	4.113%	2,000,000	2,178,956
04/01/21	4.250%	2,500,000	2,723,695
04/01/21	4.380%	2,429,011	2,650,528
05/01/21	4.360%	1,468,220	1,604,616

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Commercial Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/21	4.390%	1,458,582	1,593,563
06/01/21	4.200%	3,000,000	3,287,198
06/01/21	4.240%	1,933,427	2,103,294
06/01/21	4.295%	2,898,041	3,158,874
07/01/21	4.260%	2,500,000	2,726,216
07/01/21	4.317%	1,997,644	2,189,608
08/01/21	3.870%	1,878,804	2,014,572
08/01/21	3.997%	1,405,994	1,523,320
08/01/21	4.355%	4,000,000	4,419,969
09/01/21	2.120%	2,800,000	2,755,841
09/01/21	3.770%	3,000,000	3,202,517
11/01/21	4.600%	1,818,498	2,015,539
01/01/22	3.019%	2,000,000	2,066,558
02/01/22	3.140%	3,000,000	3,099,388
04/01/22	3.050%	3,389,804	3,499,242
05/01/22	2.681%	2,000,000	2,026,774
05/01/22	2.860%	2,817,759	2,871,263
05/01/22	2.940%	2,345,690	2,400,459
05/01/22	3.000%	3,466,046	3,557,938
06/01/22	2.516%	2,786,585	2,803,049
06/01/22	2.760%	7,000,000	7,105,292
06/01/22	2.790%	1,944,492	1,973,603
06/01/22	2.790%	2,736,870	2,779,710
07/01/22	2.640%	3,946,517	3,971,860
07/01/22	2.670%	2,806,513	2,829,494
07/01/22	2.670%	5,000,000	5,029,385
07/01/22	2.690%	9,839,173	9,927,523
07/01/22	2.720%	4,365,870	4,413,360
07/01/22	2.750%	6,049,992	6,129,116
07/01/22	2.760%	3,106,767	3,147,292
07/01/22	2.790%	3,972,279	4,029,925
07/01/22	2.830%	4,000,000	4,064,947
07/01/22	2.980%	3,000,000	3,074,674
07/01/22	2.980%	2,000,000	2,049,783
07/01/22	3.730%	2,623,750	2,789,779
08/01/22	2.284%	5,499,665	5,469,777
08/01/22	2.565%	7,000,000	7,029,713
09/01/22	2.470%	2,348,104	2,341,983
09/01/22	2.900%	1,883,462	1,922,105
10/01/22	2.520%	1,919,883	1,919,256
11/01/22	2.280%	2,102,371	2,075,363
11/01/22	2.450%	6,000,000	5,953,457
12/01/22	2.190%	2,356,601	2,317,317
12/01/22	2.210%	1,794,557	1,766,529
12/01/22	2.210%	1,919,475	1,889,496
12/01/22	2.220%	7,852,280	7,731,304
12/01/22	2.240%	1,964,008	1,935,901
12/01/22	2.320%	2,352,854	2,327,569
12/01/22	2.340%	2,189,010	2,166,743
12/01/22	2.380%	1,963,608	1,944,837
12/01/22	2.390%	1,866,683	1,880,753
12/01/22	2.400%	2,500,000	2,473,988
12/01/22	2.400%	1,800,000	1,781,321
01/01/23	2.340%	1,931,301	1,910,916
02/01/23	2.400%	2,000,000	1,976,776
02/01/23	2.460%	2,813,548	2,800,540

Commercial Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/01/23	2.490%	2,468,058	2,456,693
04/01/23	2.500%	6,000,000	5,980,258
04/01/23	2.540%	3,147,141	3,138,019
04/01/23	2.640%	2,884,569	2,896,840
04/01/23	2.703%	1,436,026	1,448,613
05/01/23	2.520%	3,000,000	2,958,687
06/01/23	2.420%	2,866,886	2,833,267
06/01/23	2.510%	1,907,534	1,897,401
07/01/23	2.808%	2,775,889	2,794,833
07/01/23	3.670%	6,000,000	6,392,463
08/01/23	3.350%	2,986,443	3,109,621
08/01/23	3.590%	2,500,000	2,648,387
10/01/23	3.760%	1,969,990	2,091,956
11/01/23	3.690%	1,200,000	1,279,516
12/01/24	3.080%	1,992,585	2,027,948
07/01/25	3.070%	10,000,000	10,080,029
09/01/25	3.100%	2,500,000	2,520,489
12/01/25	3.765%	7,000,000	7,402,717
07/01/26	4.307%	2,826,173	3,128,437
10/01/26	3.235%	1,471,604	1,495,426
12/01/26	3.240%	1,500,000	1,511,540
02/01/27	3.340%	1,000,000	1,011,654
03/01/27	2.910%	3,521,000	3,484,001
05/01/27	2.885%	2,414,000	2,388,507
06/01/27	3.000%	2,000,000	1,968,987
06/01/27	3.110%	6,786,216	6,811,522
07/01/27	3.210%	993,922	1,005,202
08/01/27	3.390%	7,711,000	7,905,676
02/01/30	2.920%	3,000,000	2,888,422
02/01/30	3.550%	1,000,000	1,005,836
06/01/30	3.130%	4,812,000	4,882,913
07/01/30	3.210%	4,205,000	4,143,760
07/01/30	3.300%	4,022,000	3,986,616
07/01/30	3.340%	2,500,000	2,499,068
09/01/30	3.390%	5,976,282	6,023,155
09/01/30	3.410%	7,500,000	7,693,710
06/01/37	5.832%	1,182,279	1,421,486
Series 2010-M3 Class A3 03/25/20	4.332%	3,905,694	4,189,609
Series 2011-M1 Class A3 06/25/21	3.763%	1,500,000	1,601,888
Series 2012-M8 Class ASQ3 12/25/19	1.801%	800,000	802,346
Series 2013-M7 Class A2 12/27/22	2.280%	1,878,000	1,847,494
Series 2015-M10 Class A2 04/25/27	3.092%	11,666,000	11,841,503
Federal National Mortgage Association(c) Series 2012-M11 Class FA 08/25/19	0.694%	337,129	338,784
Series 2013-M13 Class A2 04/25/23	2.540%	4,118,000	4,101,747
Series 2014-M12 Class ASV2 10/25/21	2.614%	1,500,000	1,515,698

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Commercial Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-M3 Class A2 01/25/24	3.475%	2,000,000	2,082,556
Series 2015-M11 Class A2 04/25/25	2.827%	2,000,000	1,979,539
Series 2015-M17 Class FA 11/25/22	1.129%	4,500,000	4,496,341
Government National Mortgage Association 01/16/37	3.400%	1,922,133	2,001,478
Government National Mortgage Association(c) CMO Series 2013-H08 Class FA 03/20/63	0.542%	3,476,949	3,412,353
CMO Series 2015-H15 Class FJ 06/20/65	0.632%	3,980,108	3,914,044
CMO Series 2015-H16 Class FG 07/20/65	0.632%	4,751,432	4,686,253
CMO Series 2015-H16 Class FL 07/20/65	0.632%	2,014,870	1,980,617
CMO Series 2015-H18 Class FA 06/20/65	0.642%	1,669,782	1,657,590
CMO Series 2015-H20 Class FA 08/20/65	0.662%	2,338,821	2,304,529
Series 2014-168 Class VB 06/16/47	3.496%	3,843,689	4,033,679
Total Commercial Mortgage-Backed Securities — Agency (Cost: $493,566,502)			499,586,306

Commercial Mortgage-Backed Securities — Non-Agency 3.1%

A10 Securitization LLC(a) Series 2013-1 Class A 11/15/25	2.400%	415,739	415,829
Series 2015-1 Class A1 04/15/34	2.100%	1,820,000	1,802,400
A10 Term Asset Financing LLC(a) Series 2013-2 Class A 11/15/27	2.620%	2,949,878	2,955,899
Series 2013-2 Class B 11/15/27	4.380%	657,000	657,565
Series 2014-1 Class A2 04/15/33	3.020%	1,807,000	1,802,251
ACRE Commercial Mortgage Trust(a)(c) Series 2014-FL2 Class B 08/15/31	2.294%	447,500	445,421
Series 2014-FL2 Class C 08/15/31	2.744%	447,500	445,809
American Homes 4 Rent Trust(a) Series 2014-SFR2 Class A 10/17/36	3.786%	1,961,852	1,974,546

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-SFR2 Class E 10/17/36	6.231%	500,000	502,443
Series 2014-SFR3 Class A 12/17/36	3.678%	1,134,848	1,133,082
Series 2014-SFR3 Class E 12/17/36	6.418%	300,000	305,068
Subordinated, Series 2014-SFR3 Class C 12/17/36	4.596%	200,000	194,226
Subordinated, Series 2015-SFR2 Class E 10/17/45	6.070%	1,820,000	1,811,284
American Homes 4 Rent(a) Series 2015-SFR1 Class A 04/17/52	3.467%	1,235,043	1,212,599
Series 2015-SFR1 Class E 04/17/52	5.639%	1,150,000	1,105,347
American Homes 4 Rent(a)(c) Subordinated, Series 2014-SFR1 Class C 06/17/31	2.081%	1,000,000	968,209
B2R Mortgage Trust(a) Series 2015-1 Class A1 05/15/48	2.524%	985,014	960,744
Series 2015-2 Class A 11/15/48	3.336%	3,028,613	3,019,039
BB-UBS Trust(a) Series 2012-SHOW Class A 11/05/36	3.430%	3,700,000	3,703,700
Series 2012-TFT Class A 06/05/30	2.892%	2,000,000	1,977,604
Banc of America Commercial Mortgage Trust Series 2006-4 Class A4 07/10/46	5.634%	1,018,386	1,026,656
Series 2006-5 Class A4 09/10/47	5.414%	670,179	677,939
Series 2007-5 Class A4 02/10/51	5.492%	1,695,445	1,756,052
Banc of America Commercial Mortgage Trust(c) Series 2006-3 Class A4 07/10/44	5.889%	1,483,996	1,491,831
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-3 Class AM 07/10/43	4.727%	156,496	156,901
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T24 Class A4 10/12/41	5.537%	1,300,863	1,318,061
Bear Stearns Commercial Mortgage Securities Trust(a)(c)(d) CMO IO Series 2007-T26 Class X1 01/12/45	0.144%	73,275,812	149,138
COBALT CMBS Commercial Mortgage Trust Series 2006-C1 Class A4 08/15/48	5.223%	1,280,615	1,301,030

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2006-C1 Class AM 08/15/48	5.254%	1,600,000	1,621,455
COBALT CMBS Commercial Mortgage Trust(c)(d) CMO IO Series 2006-C1 Class IO 08/15/48	0.774%	12,139,164	71,593
COOF Securitization Trust Ltd. CMO IO Series 2014-1 Class A(a)(c)(d) 06/25/40	2.973%	2,617,676	323,451
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4 10/15/49	5.431%	742,558	752,500
Citigroup Commercial Mortgage Trust(a) Series 2013-SMP Class A 01/12/30	2.110%	901,676	902,889
Citigroup/Deutsche Bank Commercial Mortgage Trust(a)(c)(d) CMO IO Series 2006-CD2 Class X 01/15/46	0.059%	60,136,254	150
CMO IO Series 2007-CD4 Class XC 12/11/49	0.367%	61,950,992	194,031
Commercial Mortgage Trust Series 2015-CR25 Class A4 08/10/48	3.759%	2,187,000	2,238,167
Commercial Mortgage Trust(a) Series 2013-300P Class A1 08/10/30	4.353%	2,000,000	2,129,391
Commercial Mortgage Trust(a)(c) Series 2013-SFS Class A2 04/12/35	2.987%	624,000	620,289
Series 2014-KYO Class A 06/11/27	1.201%	4,231,000	4,181,678
Series 2014-TWC Class A 02/13/32	1.167%	1,450,000	1,433,488
Commercial Mortgage Trust(c) Series 2006-C7 Class A4 06/10/46	5.768%	683,404	689,034
Commercial Mortgage Trust(c)(d) CMO IO Series 2012-CR2 Class XA 08/15/45	1.828%	2,483,617	213,743
Credit Suisse Commercial Mortgage Trust Series 2006-C2 Class A3(c) 03/15/39	5.660%	227,055	226,715
Credit Suisse Mortgage Capital Certificates Trust Subordinated, Series 2014-ICE Class B(a)(c) 04/15/27	1.531%	2,500,000	2,471,410
DBRR Trust(a) Series 2013-EZ3 Class A 12/18/49	1.636%	1,408,771	1,408,771

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DBRR Trust(a)(d) CMO IO Series 2011-C32 Class A3X1 06/17/49	2.015%	6,000,000	85,838
GS Mortgage Securities Corp. II(a) Series 2012-ALOH Class A 04/10/34	3.551%	2,000,000	2,055,452
Series 2013-KING Class A 12/10/27	2.706%	966,099	974,092
GS Mortgage Securities Corp. Trust(a) Series 2013-NYC5 Class A 01/10/30	2.318%	1,222,000	1,226,259
GS Mortgage Securities Corp. Trust(a)(c)(d) CMO IO Series 2006-GG8 Class X 11/10/39	0.575%	16,931,678	39,537
Greenwich Capital Commercial Funding Corp.(c) Series 2006-GG7 Class A4 07/10/38	5.826%	2,151,912	2,161,807
Series 2006-GG7 Class AM 07/10/38	5.826%	300,000	303,303
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-CB16 Class A1A 05/12/45	5.546%	1,638,071	1,657,701
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-CB16 Class A4 05/12/45	5.552%	721,875	730,347
JPMorgan Chase Commercial Mortgage Securities Trust(a)(c)(d) CMO IO Series 2010-C2 Class XA 11/15/43	1.720%	7,895,071	413,226
JPMorgan Chase Commercial Mortgage Securities Trust(c) Series 2005-CB11 Class AJ 08/12/37	5.411%	148,335	148,058
Series 2006-LDP9 Class A3SF 05/15/47	0.486%	348,004	345,470
JPMorgan Chase Commercial Mortgage Securities Trust(c)(d) CMO IO Series 2006-CB15 Class X1 06/12/43	0.217%	61,233,167	86,706
KGS-Alpha SBA COOF Trust CMO IO Series 2014-2 Class A(a)(c)(d) 04/25/40	3.101%	2,354,257	322,239
KSBA(a)(c)(d) CMO IO Series 2012-2 Class A 08/25/38	0.900%	7,847,156	225,606
CMO IO Series 2013-2 Class A 03/25/39	1.514%	8,640,014	456,301
LB-UBS Commercial Mortgage Trust Series 2007-C1 Class AM 02/15/40	5.455%	250,000	257,638
Series 2007-C2 Class A3 02/15/40	5.430%	812,239	833,591

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LB-UBS Commercial Mortgage Trust(a)(c)(d) CMO IO Series 2006-C1 Class XCL 02/15/41	0.413%	11,801,633	2,131
Ladder Capital Commercial Mortgage Trust Series 2013-GCP Class A2(a) 02/15/36	3.985%	1,535,000	1,570,950
Lbubs 11/15/38	5.347%	730,000	743,614
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9 Class A4 09/12/49	5.700%	568,683	591,554
Merrill Lynch/Countrywide Commercial Mortgage Trust(a)(c)(d) CMO IO Series 2006-4 Class XC 12/12/49	0.612%	15,892,968	75,644
Morgan Stanley Capital I Trust Series 2007-HQ11 Class A4 02/12/44	5.447%	1,700,000	1,738,609
Morgan Stanley Capital I Trust(a)(c)(d) CMO IO Series 2006-IQ12 Class X1 12/15/43	0.446%	39,994,412	116,068
CMO IO Series 2006-T21 Class X 10/12/52	0.129%	17,816,191	113,201
CMO IO Series 2007-HQ11 Class X 02/12/44	0.208%	63,046,379	117,670
Morgan Stanley Re-Remic Trust Series 2012-IO Class AXA(a) 03/27/51	1.000%	729,332	720,216
NCUA Guaranteed Notes Trust Series 2010-C1 Class A2 10/29/20	2.900%	563,594	562,219
NCUA Guaranteed Notes Series 2010-C1 Class APT 10/29/20	2.650%	2,296,154	2,293,964
NorthStar(a)(c)(g) Series 2013-1A Class A 08/25/29	2.272%	929,184	930,056
Series 2013-1A Class B 08/25/29	5.422%	1,280,000	1,292,800
ORES NPL LLC Series 2013-LV2 Class A(a) 09/25/25	3.081%	335,040	334,705
PFP, Ltd.(a)(c) Series 2015-2 Class A 07/14/34	1.781%	1,381,000	1,381,579
Series 2015-2 Class C 07/14/34	3.581%	938,000	938,394
Series 2015-2 Class D 07/14/34	4.331%	851,000	851,362

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RAIT Financial Trust(a)(c) Series 2014-FL2 Class B 05/13/31	2.394%	1,500,000	1,467,616
Series 2014-FL3 Class A 12/15/31	1.494%	876,087	877,506
Series 2015-FL4 Class A 12/15/31	1.681%	1,563,267	1,550,885
Series 2015-FL4 Class AS 12/15/31	2.081%	966,832	958,872
Subordinated, Series 2015-FL5 01/15/31	4.260%	1,485,000	1,485,000
RBS Commercial Funding, Inc., Trust Series 2013-SMV Class A(a) 03/11/31	3.260%	797,000	800,299
RCMC LLC Series 2012-CRE1 Class A(a) 11/15/44	5.624%	583,820	590,225
Resource Capital Corp., Ltd.(a)(c) Series 2015-CRE4 Class A 08/15/32	1.731%	800,000	792,040
Subordinated, Series 2015-CRE4 Class B 08/15/32	3.331%	1,151,000	1,133,886
Rialto Real Estate Fund LLC Series 2015-LT7 Class A(a) 12/25/32	3.000%	1,459,961	1,459,051
UBS-Barclays Commercial Mortgage Trust Series 2013-C6 Class A4 04/10/46	3.244%	857,000	861,187
VNDO Mortgage Trust(a) Series 2012-6AVE Class A 11/15/30	2.996%	1,165,409	1,148,121
Series 2013-PENN Class A 12/13/29	3.808%	3,000,000	3,114,196
WF-RBS Commercial Mortgage Trust Series 2012-C6 Class A4 04/15/45	3.440%	960,000	987,695
WF-RBS Commercial Mortgage Trust(a) Series 2011-C3 Class A4 03/15/44	4.375%	1,200,000	1,292,220
Wachovia Bank Commercial Mortgage Trust Series 2006-C27 Class A3 07/15/45	5.765%	351,225	350,787
Wachovia Bank Commercial Mortgage Trust(a)(c)(d) CMO IO Series 2004-C12 Class IO 07/15/41	0.144%	20,874,161	121,784
CMO IO Series 2006-C24 Class XC 03/15/45	0.096%	48,379,952	503
Wachovia Bank Commercial Mortgage Trust(c) Series 2004-C11 Class A5 01/15/41	5.169%	147,059	146,854

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust Series 2013-120B Class A(a)(c) 03/18/28	2.710%	2,000,000	2,006,742
Wells Fargo Resecuritization Trust Series 2012-IO Class A(a) 08/20/21	1.750%	424,475	424,475
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $104,908,508)			103,017,279

Asset-Backed Securities — Non-Agency 9.7%

ARLP Securitization Trust Series 2015-1 Class A1(a)(c) 05/25/55	3.967%	4,132,673	4,039,688
AXIS Equipment Finance Receivables II LLC Series 2013-1A Class A(a) 03/20/17	1.750%	271,278	270,927
Academic Loan Funding Trust(a)(c) Series 2012-1A Class A1 12/27/22	1.222%	378,173	377,844
Series 2013-1A Class A 12/26/44	1.222%	1,551,818	1,506,682
Ally Auto Receivables Trust Series 2013-2 Class A4 11/15/18	1.240%	750,000	749,390
AmeriCredit Automobile Receivables Trust Series 2013-3 Class A3 04/09/18	0.920%	652,329	651,914
Series 2013-5 Class A3 09/10/18	0.900%	2,435,123	2,431,570
Series 2014-1 Class A3 02/08/19	0.900%	666,459	664,805
American Credit Acceptance Receivables Trust(a) Series 2013-1 Class A 04/16/18	1.450%	7,830	7,830
Series 2014-2 Class B 03/10/20	2.260%	850,487	850,985
Series 2015-2 Class A 06/12/19	1.570%	2,130,592	2,126,245
Series 2015-2 Class C 05/12/21	4.320%	858,000	859,594
American Tower Trust I(a) Pass-Through Certificates 03/15/43	1.551%	500,000	488,264
Series 13 Class 2A 03/15/23	3.070%	1,900,000	1,860,460
Asset-Backed Funding Certificates Trust Series 2005-AG1 Class A4(c) 06/25/35	4.917%	690,309	706,791

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Axis Equipment Finance Receivables II LLC Series 2015-1A Class A2(a) 03/20/20	1.900%	928,987	926,114
BCC Funding Corp. X Series 2015-1 Class A2(a) 10/20/20	2.224%	2,699,000	2,698,430
BMW Vehicle Owner Trust Series 2013-A Class A3 11/27/17	0.670%	833,211	832,800
BXG Receivables Note Trust Series 2012-A Class A(a) 12/02/27	2.660%	506,245	502,566
Bear Stearns Asset-Backed Securities Trust Series 2003-SD1 Class A(c) 12/25/33	1.322%	503,609	471,504
Blue Elephant Loan Trust Series 2015-1 Class A(a) 12/15/22	3.120%	1,167,381	1,165,204
CPS Auto Receivables Trust Subordinated, Series 2015-B Class C(a) 05/17/21	4.200%	1,480,000	1,481,415
CPS Auto Receivables Trust(a) Series 2011-B Class A 09/17/18	3.680%	262,652	262,672
Series 2011-C Class A 03/15/19	4.210%	149,801	150,408
Series 2012-A Class A 06/17/19	2.780%	87,342	87,678
Series 2012-B Class A 09/16/19	2.520%	606,024	609,853
Series 2012-C Class A 12/16/19	1.820%	345,523	346,067
Series 2012-D Class A 03/16/20	1.480%	157,365	157,437
Series 2013-A Class A 06/15/20	1.310%	2,322,125	2,308,760
Series 2013-C Class A 04/16/18	1.640%	570,095	570,120
Series 2014-C Class A 02/15/19	1.310%	1,451,341	1,447,610
Series 2014-C Class C 08/17/20	3.770%	2,096,000	2,060,463
Series 2015-A Class C 02/16/21	4.000%	219,000	218,526
Series 2015-B Class A 11/15/19	1.650%	4,356,081	4,339,922
Series 2015-C Class D 08/16/21	4.630%	1,376,000	1,367,275
Subordinated, Series 2014-B Class B 05/15/20	2.320%	1,750,000	1,731,898

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cabela's Credit Card Master Note Trust Series 2015-2 Class A1 07/17/23	2.250%	926,000	917,450
California Republic Auto Receivables Trust Series 2015-2 Class A3 08/15/19	1.310%	1,000,000	991,085
California Republic Auto Receivables Trust(a) Series 2012-1 Class A 08/15/17	1.180%	43,330	43,333
Capital Auto Receivables Asset Trust Series 2013-2 Class A3 10/20/17	1.240%	795,575	795,481
Series 2014-1 Class A3 06/20/18	1.320%	700,000	699,466
Series 2014-2 Class A3 05/21/18	1.260%	1,500,000	1,498,140
Series 2015-4 Class A2 03/20/19	1.620%	1,867,924	1,853,276
CarFinance Capital Auto Trust(a) Series 2013-2A Class A 11/15/17	1.750%	14,043	14,044
Series 2013-2A Class B 08/15/19	3.150%	1,200,000	1,206,147
Series 2014-1A Class A 12/17/18	1.460%	216,079	215,747
Series 2014-1A Class B 04/15/20	2.720%	375,000	376,138
Series 2014-2A Class A 11/16/20	1.440%	990,517	984,512
Series 2015-1A Class A 06/15/21	1.750%	422,040	417,375
CarMax Auto Owner Trust Series 2013-2 Class A4 11/15/18	0.840%	4,000,000	3,969,100
Carlyle Global Market Strategies Commodities Funding Ltd. Series 2014-1A Class A(a)(c)(f) 10/15/21	2.221%	2,686,667	2,686,667
Carnow Auto Receivables Trust Series 2015-1A Class A(a) 01/15/20	1.690%	3,160,528	3,154,589
Chase Funding Trust(c) Series 2003-2 Class 2A2 02/25/33	0.982%	629,361	575,003
Series 2003-4 Class 1A5 05/25/33	5.365%	608,095	626,180
Series 2003-6 Class 1A5 11/25/34	5.205%	596,517	620,578
Chrysler Capital Auto Receivables Trust(a) Series 2014-AA Class A3 09/17/18	0.830%	461,302	460,424
Series 2014-BA Class A3 05/15/19	1.270%	1,620,000	1,617,087

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citi Held for Asset Issuance(a) Series 2015-PM1 Class A 12/15/21	1.850%	1,614,339	1,611,140
Subordinated, Series 2015-PM1 Class B 12/15/21	2.930%	973,000	970,793
Concord Funding Co. LLC Series 2012-2 Class A(a) 01/15/17	3.145%	2,600,000	2,600,000
Conix Mortgage Asset Trust Series 2013-1 Class A(a)(f)(g) 12/25/47	4.704%	1,078,519	312,770
Consumer Credit Origination Loan Trust Series 2015-1 Class A(a) 03/15/21	2.820%	483,112	486,083
Credit Acceptance Auto Loan Trust(a) Series 2013-2A Class A 04/15/21	1.500%	698,360	697,659
Series 2014-1A Class A 10/15/21	1.550%	1,000,000	995,790
Series 2014-2A Class A 03/15/22	1.880%	2,500,000	2,488,244
Series 2015-2A Class A 02/15/23	2.400%	2,821,000	2,798,715
Series 2015-2A Class C 02/15/24	3.760%	434,000	431,557
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-CF2 Class 1A2(a)(c) 01/25/43	5.150%	104,210	104,944
Credit Suisse Mortgage Capital Certificates CMO Series 2010-16 Class A3(a)(c) 06/25/50	4.250%	335,295	335,895
DT Auto Owner Trust(a) Series 2014-3A Class A 04/16/18	0.980%	390,257	389,948
Series 2015-2A Class A 09/17/18	1.240%	2,002,380	2,002,524
Subordinated, Series 2015-2A Class D 02/15/22	4.250%	1,055,000	1,045,072
Drive Auto Receivables Trust(a) Series 2015-AA Class D 06/15/22	4.120%	883,000	873,865
Series 2015-BA Class B 06/17/19	2.120%	2,857,000	2,851,571
Series 2015-CA Class A2A 02/15/18	1.030%	731,630	731,172
Subordinated, Series 2015-BA Class D 07/15/21	3.840%	1,921,000	1,888,321
Subordinated, Series 2015-CA Class D 09/15/21	4.200%	1,058,824	1,049,419
Subordinated, Series 2015-DA Class D 01/17/23	4.590%	1,320,000	1,308,668

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Exeter Automobile Receivables Trust(a) Series 2014-2A Class A 08/15/18	1.060%	1,369,598	1,369,325
Series 2014-2A Class C 12/16/19	3.260%	405,000	403,081
Series 2014-3A Class A 01/15/19	1.320%	830,629	828,978
Series 2014-3A Class B 11/15/19	2.770%	556,000	553,989
Series 2015-2A Class A 11/15/19	1.540%	3,290,992	3,275,027
Fifth Third Auto Series 2013-1 Class A3 10/16/17	0.880%	669,441	669,606
First Investors Auto Owner Trust(a) Series 2012-2A Class A2 05/15/18	1.470%	3,552	3,552
Series 2013-1A Class A2 10/15/18	0.900%	44,099	44,100
Series 2014-3A Class A3 11/16/20	1.670%	1,200,000	1,192,540
Series 2015-1A Class A2 04/15/19	1.210%	780,486	777,383
Series 2015-2A Class A1 12/16/19	1.590%	1,925,516	1,920,515
Series 2015-2A Class D 12/15/21	4.220%	280,000	279,658
FirstKey Lending Trust(a) Series 2015-SFR1 Class A 03/09/47	2.553%	1,972,620	1,934,328
Series 2015-SFR1 Class B 03/09/47	3.417%	1,202,000	1,180,971
Flagship Credit Auto Trust(a) Series 2013-1 Class A 04/16/18	1.320%	158,585	158,578
Series 2013-2 Class A 01/15/19	1.940%	570,996	571,695
Series 2014-1 Class A 04/15/19	1.210%	917,954	915,769
Series 2014-1 Class B 02/18/20	2.550%	245,000	244,505
Series 2014-2 Class A 12/16/19	1.430%	1,350,382	1,341,427
Series 2014-2 Class B 11/16/20	2.840%	446,000	446,105
Series 2014-2 Class C 12/15/20	3.950%	220,000	220,492
Series 2015-3 Class A 10/15/20	2.380%	4,677,216	4,648,751
Subordinated, Series 2015-3 Class B 03/15/22	3.680%	757,000	748,571
Subordinated, Series 2015-3 Class C 03/15/22	4.650%	693,000	684,730

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Credit Auto Lease Trust Series 2013-B Class A4 10/15/16	0.960%	454,013	454,113
GCAT Series 2015-2 Class A1(a)(c) 07/25/20	3.750%	4,114,901	4,078,986
GLC II Trust Series 2014-A Class A(a) 12/18/20	4.000%	1,531,606	1,523,948
GLC Trust Series 2014-A Class A(a) 07/15/21	3.000%	1,686,583	1,661,284
GLS Auto Receivables Trust(a) Series 2015-1A Class A 12/15/20	2.500%	3,599,267	3,591,946
Subordinated, Series 2015-1A Class B 12/15/20	4.650%	954,000	955,743
GMAT Trust Series 2013-1A Class A(a)(c) 11/25/43	3.967%	818,883	827,314
GO Financial Auto Securitization Trust(a) Series 2015-1 Class A 03/15/18	1.810%	2,672,296	2,668,021
Series 2015-2 Class A 11/15/18	3.270%	3,301,389	3,294,901
Subordinated, Series 2015-1 Class B 10/15/20	3.590%	1,244,000	1,238,811
Subordinated, Series 2015-2 Class B 08/17/20	4.800%	1,873,000	1,865,513
Gold Key Resorts Series 2014-A Class A(a) 03/17/31	3.220%	830,166	822,821
Green Tree Agency Advance Funding Trust I(a) Series 2015-T1 Class AT1 10/15/46	2.302%	983,000	981,272
Series 2015-T2 Class AT2 10/15/48	3.095%	1,550,000	1,533,477
Series 2015-T2 Class DT2 10/15/48	4.669%	3,184,000	3,151,014
Honda Auto Receivables Owner Trust Series 2013-4 Class A3 09/18/17	0.690%	1,943,811	1,941,675
Subordinated, Series 2013-4 Class A4 02/18/20	1.040%	1,400,000	1,397,371
Invitation Homes Trust Series 2014-SFR1 Class A(a)(c) 06/17/31	1.331%	3,000,000	2,935,674
LV Tower 52 Issuer(a)(f) Series 2013-1 Class A 07/15/19	5.500%	3,236,562	3,166,329
Series 2013-1 Class M 07/15/19	7.500%	1,637,891	1,575,160

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MarketPlace Loan Trust Series 2015-OD4 Class A 12/18/17	3.250%	2,792,000	2,779,391
MarketPlace Loan Trust(a) Series 2015-OD1 Class A 06/17/17	3.250%	1,298,423	1,294,035
Series 2015-OD1 Class B 06/17/17	5.250%	500,000	496,806
Series 2015-OD2 Class A 08/17/17	3.250%	1,636,532	1,633,643
Subordinated, Series 2015-OD2 Class B 08/17/17	5.250%	713,000	710,196
Subordinated, Series 2015-OD3 Class B 09/17/17	5.875%	750,000	744,897
MarketPlace Loan Trust(a)(c) Series 2015-OD3 Class A 09/17/17	3.875%	4,010,393	3,997,808
Mercedes-Benz Auto Receivables Trust Series 2015-1 Class A2A 06/15/18	0.820%	3,273,000	3,265,526
Mid-State Capital Corp. Trust(a) Series 2006-1 Class M1 10/15/40	6.083%	1,449,750	1,515,766
Series 2010-1 Class M 12/15/45	5.250%	1,327,665	1,385,717
NCUA Guaranteed Notes CMO Series 2010-A1 Class A(c) 12/07/20	0.545%	153,521	153,116
NRPL Trust(a) Series 2015-2A Class A1 10/25/57	3.750%	5,320,123	5,365,599
NRPL Trust(a)(c) Series 2015-1A Class A1 11/01/54	3.875%	1,334,311	1,337,846
NRZ Advance Receivables Trust(a) Series 2015-T1 Class AT1 08/15/46	2.315%	1,750,000	1,749,453
Series 2015-T1 Class CT1 08/15/46	3.100%	800,000	799,250
Series 2015-T1 Class DT1 08/15/46	3.600%	1,250,000	1,246,484
Series 2015-T2 Class DT2 08/17/48	4.679%	1,406,000	1,406,879
Nationstar Agency Advance Funding Trust Series 2013-T2A Class AT2(a) 02/18/48	1.892%	396,000	388,238
Nationstar HECM Loan Trust(a) Series 2015-1A Class A 05/25/18	3.844%	2,073,457	2,073,126
Series 2015-2A Class A 11/25/25	2.883%	2,350,395	2,348,045
Series 2015-2A Class M1 11/25/25	4.115%	1,964,000	1,962,036

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New York Mortgage Trust Residential Series 2013-RP3A(a)(c)(f) 09/25/18	4.850%	881,419	881,419
Nissan Auto Receivables Owner Trust Series 2012-A Class A4 07/16/18	1.000%	111,746	111,787
Normandy Mortgage Loan Co. Series 2013-NPL3 Class A(a)(c) 09/16/43	4.949%	605,532	604,623
Oak Hill Advisors Residential Loan Trust(a)(c) Series 2014-NPL2 Class A1 04/25/54	3.352%	1,926,285	1,924,856
Series 2014-NPL2 Class A2 04/25/54	4.000%	857,000	846,664
Series 2015-NPL1 Class A1 01/25/55	3.475%	1,119,693	1,114,240
Series 2015-NPL2 Class A1 07/25/55	3.721%	3,138,261	3,107,497
Series 2015-NPL2 Class A2 07/25/55	4.000%	513,000	497,156
Ocwen Master Advance Receivables Trust(a) Series 2015-1 Class AT1 09/17/46	2.537%	985,000	984,139
Series 2015-T3 Class AT3 11/15/47	3.211%	5,024,000	5,008,861
Subordinated, Series 2015-1 Class DT1 09/17/46	4.100%	2,628,000	2,623,015
Subordinated, Series 2015-T2 Class DT2 11/15/46	4.258%	863,000	862,914
Subordinated, Series 2015-T3 Class CT3 11/15/47	4.196%	852,000	851,915
Subordinated, Series 2015-T3 Class DT3 11/15/47	4.687%	2,000,000	1,996,903
OnDeck Asset Securitization Trust LLC Series 2014-1A Class A(a) 05/17/18	3.150%	2,342,000	2,339,757
OneMain Financial Issuance Trust(a) Series 2014-1A Class A 06/18/24	2.430%	3,390,000	3,378,303
Series 2014-1A Class B 06/18/24	3.240%	402,000	400,028
Series 2014-2A Class A 09/18/24	2.470%	6,031,000	6,019,119
Series 2015-1A Class A 03/18/26	3.190%	1,726,000	1,718,923
Series 2015-2A Class A 07/18/25	2.570%	7,624,000	7,654,972
Series 2015-2A Class B 07/18/25	3.100%	1,395,000	1,370,964
Subordinated, Series 2014-2A Class B 09/18/24	3.020%	1,119,000	1,113,674
PFS Tax Lien Trust Series 2014-1 Class NOTE(a) 04/15/16	1.440%	406,985	405,506

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-MCW1 Class M1(c) 10/25/34	1.359%	253,250	252,868
Prestige Auto Receivables Trust Series 2015-1 Class A2(a) 02/15/19	1.090%	771,592	770,750
Progreso Receivables Funding II LLC Series 2014-A Class A(a) 07/08/19	3.500%	3,000,000	3,002,844
Progreso Receivables Funding III LLC(a) Series 2015-A Class A 02/08/20	3.625%	2,354,000	2,349,252
Series 2015-A Class B 02/08/20	5.500%	500,000	499,094
Progreso Receivables Funding LLC(a) Series 2015-B Class A 07/28/20	3.000%	1,203,000	1,189,206
Series 2015-B Class B 07/28/20	5.000%	605,000	605,000
Progress Residential Trust(a) Series 2015-SFR2 Class A 06/12/32	2.740%	3,406,000	3,326,719
Series 2015-SFR2 Class C 06/12/32	3.436%	2,500,000	2,387,269
Series 2015-SFR3 Class A 11/12/32	3.067%	5,256,000	5,185,989
Series 2015-SFR3 Class D 11/12/32	4.673%	295,000	291,359
Series 2015-SFR3 Class E 11/12/32	5.660%	1,000,000	987,184
Purchasing Power Funding LLC Series 2015-A Class A2(a) 12/15/19	4.750%	3,500,000	3,485,555
RBSHD Trust Series 2013-1A Class A(a)(c)(f) 10/25/47	4.685%	1,599,399	1,640,658
RMAT LLC Series 2015-NPL1 Class A1(a)(c) 05/25/55	3.750%	2,102,583	2,078,318
Residential Asset Mortgage Products Trust Series 2006-RZ1 Class A3(c) 03/25/36	0.722%	884,439	865,671
SNAAC Auto Receivables Trust Series 2014-1A Class A(a) 09/17/18	1.030%	95,786	95,714
SPS Servicer Advance Receivables Trust(a) Subordinated, Series 2015-T2 01/15/47	4.230%	1,719,000	1,716,731
Subordinated, Series 2015-T3 Class DT3 07/15/47	4.430%	1,782,000	1,782,000

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Santander Drive Auto Receivables Trust Series 2014-3 Class A3 07/16/18	0.810%	1,178,694	1,177,562
Santander Drive Auto Receivables Trust(a) Series 2015-S1 Class R1 09/17/19	1.930%	2,287,194	2,275,758
Series 2015-S2 Class R1 11/18/19	1.840%	572,644	569,781
Series 2015-S7 Class R1 03/16/21	1.970%	2,231,860	2,220,701
Saxon Asset Securities Trust CMO Series 2003-1 Class AF6(c) 06/25/33	4.795%	24,962	25,207
Skopos Auto Receivables Trust Series 2015-2A Class A(a) 02/15/20	3.550%	849,080	847,192
Springleaf Funding Trust(a) Series 2013-BA Class A 01/16/23	3.920%	3,000,000	3,001,710
Series 2013-BA Class B 01/16/23	4.820%	1,500,000	1,500,116
Series 2015-AA Class A 11/15/24	3.160%	1,537,000	1,525,472
Series 2015-AA Class B 11/15/24	3.620%	363,000	363,871
Structured Asset Securities Corp. Mortgage Pass-Through Certificates CMO Series 2004-5H Class A4 12/25/33	5.540%	863,235	886,640
Structured Asset Securities Corp. Mortgage Pass-Through Certificates(c) Series 2004-6XS Class A5B (AMBAC) 03/25/34	5.550%	573,321	596,115
Sunset Mortgage Loan Co. LLC Series 2014-NPL2 Class A(a)(c) 11/16/44	3.721%	1,477,853	1,474,891
Trafigura Securitisation Finance PLC Series 2014-1A Class A(a)(c)(f) 10/15/21	1.281%	2,391,000	2,381,177
Tricon American Homes Trust Series 2015-SFR1 Class A(a)(c) 05/17/32	1.581%	638,000	622,468
Truman Capital Mortgage Loan Trust(a)(c) Series 2014-NPL1 Class A1 07/25/53	3.228%	766,248	763,597
Series 2014-NPL2 Class A1 06/25/54	3.125%	89,664	89,466
Series 2014-NPL2 Class A2 06/25/54	4.000%	752,000	736,659
Series 2014-NPL3 Class A1 04/25/53	3.125%	673,652	671,045

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
US Residential Opportunity Fund II Trust Series 2015-1II Class A(a) 02/27/35	3.721%	1,287,134	1,280,800
US Residential Opportunity Fund III Trust Series 2015-1III Class A(a) 01/27/35	3.721%	1,635,459	1,624,834
Vericrest Opportunity Loan Transferee XXIV LLC Series 2015-NPL6 Class A1(a)(c) 02/25/55	3.500%	2,055,778	2,032,489
Vericrest Opportunity Loan Transferee XXV LLC Series 2015-NPL8 Class A1(a)(c) 06/26/45	3.500%	7,038,221	6,935,436
Vericrest Opportunity Loan Transferee XXX LLC Series 2015-NPL1 Class A1(a)(c) 10/25/57	3.625%	2,220,022	2,212,774
Vericrest Opportunity Loan Transferee XXXI LLC Series 2015-NPL2 Class A1(a)(c) 02/25/55	3.375%	1,618,397	1,595,762
Vericrest Opportunity Loan Transferee XXXIII LLC Series 2015-NPL5 Class A1(a)(c) 03/25/55	3.500%	2,568,926	2,539,526
Vericrest Opportunity Loan Transferee XXXIX LLC Series 2015-NP13 Class A1(a)(c) 10/25/45	4.125%	2,230,278	2,213,640
Vericrest Opportunity Loan Transferee XXXV LLC Series 2015-NPL9 Class A1(a)(c) 06/26/45	3.500%	3,713,564	3,657,071
Vericrest Opportunity Loan Transferee(a)(c) Series 2014-NP11 Class A1 04/25/55	3.875%	1,098,921	1,093,891
Series 2014-NPL6 Class A1 09/25/43	3.125%	3,299,141	3,289,018
Series 2014-NPL6 Class A2 09/25/43	4.250%	1,012,056	1,004,948
Series 2014-NPL7 Class A1 08/27/57	3.375%	2,739,476	2,718,222
Series 2014-NPL8 Class A1 10/26/54	3.375%	374,713	371,710
Vericrest Opportunity Loan Trust Series 2015-NPL3 Class A1(a)(c) 10/25/58	3.375%	1,910,615	1,877,387
Westgate Resorts LLC Series 2012-3A Class A(a) 03/20/25	2.500%	230,768	230,732
Westlake Automobile Receivables Trust Series 2015-2A Class A2A(a) 07/16/18	1.280%	1,310,000	1,308,031
Total Asset-Backed Securities — Non-Agency (Cost: $329,646,127)			327,803,704

Inflation-Indexed Bonds 0.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UNITED STATES 0.1%
U.S. Treasury Inflation-Indexed Bond 04/15/16	0.125%	1,077,510	1,073,315
01/15/22	0.125%	1,050,820	1,018,296
01/15/29	2.500%	1,107,770	1,312,332
Total			3,403,943
Total Inflation-Indexed Bonds (Cost: $3,446,215)			3,403,943

U.S. Treasury Obligations 23.7%

U.S. Treasury 04/30/16	2.625%	4,000,000	4,028,124
12/31/16	3.250%	47,450,000	48,573,236
01/31/17	3.125%	15,000,000	15,359,760
03/31/17	3.250%	5,000,000	5,143,750
10/15/17	0.875%	13,890,000	13,848,764
11/15/17	4.250%	1,000,000	1,058,633
02/15/18	3.500%	6,000,000	6,299,532
08/31/18	1.500%	6,000,000	6,039,846
11/30/18	1.250%	14,000,000	13,976,480
05/15/19	3.125%	37,151,000	39,192,856
06/30/19	1.000%	1,500,000	1,475,216
02/15/20	8.500%	500,000	636,582
05/15/20	3.500%	28,000,000	30,102,184
08/15/20	2.625%	5,650,000	5,869,158
08/15/20	8.750%	28,500,000	37,321,633
08/31/20	2.125%	4,000,000	4,064,532
11/15/20	2.625%	2,900,000	3,013,054
01/31/21	2.125%	16,000,000	16,236,256
02/15/21	3.625%	6,600,000	7,174,147
05/15/21	3.125%	7,000,000	7,444,612
08/15/21	2.125%	30,000,000	30,355,080
10/31/21	2.000%	1,500,000	1,504,159
12/31/21	2.125%	2,000,000	2,017,656
01/31/22	1.500%	1,000,000	972,109
05/15/23	1.750%	65,000,000	63,326,770
08/15/23	2.500%	350,000	359,092
08/15/24	2.375%	9,500,000	9,599,085
08/15/28	5.500%	14,700,000	19,560,761
02/15/29	5.250%	720,000	943,256
08/15/29	6.125%	5,250,000	7,450,900
02/15/31	5.375%	1,800,000	2,440,899
02/15/36	4.500%	5,000,000	6,407,810
02/15/37	4.750%	3,500,000	4,639,141
02/15/38	4.375%	9,900,000	12,493,335
05/15/38	4.500%	15,600,000	20,030,150
02/15/39	3.500%	5,000,000	5,530,470
05/15/39	4.250%	3,000,000	3,705,819
11/15/39	4.375%	11,900,000	14,962,858
U.S. Treasury(b) STRIPS 08/15/16	0.000%	6,000,000	5,975,388
11/15/16	0.000%	3,000,000	2,979,090
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/19	0.000%	2,000,000	1,887,116
02/15/20	0.000%	4,735,000	4,409,346
05/15/20	0.000%	35,061,000	32,366,352
08/15/20	0.000%	11,000,000	10,105,106
02/15/21	0.000%	28,185,000	25,476,337
05/15/21	0.000%	22,965,000	20,617,426
08/15/21	0.000%	19,045,000	16,981,665
11/15/21	0.000%	6,245,000	5,526,094
02/15/22	0.000%	3,790,000	3,327,290
05/15/22	0.000%	9,005,000	7,844,841
08/15/22	0.000%	2,500,000	2,161,260
11/15/22	0.000%	3,750,000	3,218,955
02/15/23	0.000%	20,665,000	17,642,082
05/15/23	0.000%	9,500,000	8,040,429
08/15/23	0.000%	1,500,000	1,262,234
11/15/23	0.000%	1,300,000	1,083,740
02/15/24	0.000%	1,350,000	1,119,072
08/15/24	0.000%	1,000,000	814,337
11/15/24	0.000%	4,500,000	3,636,333
02/15/25	0.000%	1,000,000	801,613
05/15/25	0.000%	1,500,000	1,191,825
02/15/26	0.000%	500,000	388,454
08/15/26	0.000%	1,452,000	1,109,883
11/15/26	0.000%	9,000,000	6,816,168
02/15/27	0.000%	15,200,000	11,412,206
08/15/27	0.000%	4,200,000	3,097,135
11/15/27	0.000%	12,540,000	9,180,095
02/15/28	0.000%	7,250,000	5,263,993
05/15/28	0.000%	1,660,000	1,192,864
08/15/28	0.000%	3,200,000	2,281,958
11/15/28	0.000%	1,700,000	1,200,581
02/15/29	0.000%	7,665,000	5,367,478
08/15/29	0.000%	6,400,000	4,411,098
11/15/29	0.000%	2,600,000	1,771,741
02/15/30	0.000%	7,650,000	5,166,427
05/15/30	0.000%	7,000,000	4,693,892
08/15/30	0.000%	6,250,000	4,149,475
11/15/30	0.000%	4,950,000	3,255,452
02/15/31	0.000%	6,600,000	4,320,221
05/15/31	0.000%	6,700,000	4,337,781
08/15/31	0.000%	3,800,000	2,436,590
11/15/31	0.000%	6,640,000	4,225,298
02/15/32	0.000%	6,875,000	4,331,882
05/15/32	0.000%	14,700,000	9,172,168
08/15/32	0.000%	1,500,000	929,175
11/15/32	0.000%	10,450,000	6,398,807
02/15/33	0.000%	9,850,000	5,986,436
05/15/33	0.000%	29,425,000	17,721,118
08/15/33	0.000%	4,000,000	2,386,176
11/15/33	0.000%	7,400,000	4,369,656
02/15/34	0.000%	2,400,000	1,403,078
05/15/34	0.000%	400,000	231,543
08/15/34	0.000%	2,375,000	1,363,533
11/15/34	0.000%	1,850,000	1,052,909
02/15/35	0.000%	4,210,000	2,376,574
05/15/35	0.000%	3,050,000	1,707,039
Total U.S. Treasury Obligations (Cost: $778,416,157)			797,134,520

U.S. Government & Agency Obligations 4.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks 11/15/18	5.125%	2,664,000	2,932,417
Federal Home Loan Banks 10/24/29	4.000%	1,600,000	1,735,162
07/15/36	5.500%	2,000,000	2,597,964
Federal Home Loan Mortgage Corp. 11/17/17	5.125%	30,000,000	32,215,740
Federal National Mortgage Association(b) 06/01/17	0.000%	10,000,000	9,836,380
STRIPS 05/15/30	0.000%	3,750,000	2,274,405
Financing Corp.(b) STRIPS 05/11/18	0.000%	3,600,000	3,487,327
04/05/19	0.000%	1,000,000	946,749
Israel Government AID Bond 09/18/33	5.500%	1,000,000	1,291,227
Israel Government AID Bond(b) 02/15/22	0.000%	3,500,000	3,007,676
11/15/23	0.000%	1,316,000	1,058,164
11/01/24	0.000%	1,850,000	1,417,905
Private Export Funding Corp. 05/15/22	2.800%	1,500,000	1,516,067
Residual Funding Corp.(b) STRIPS 10/15/19	0.000%	14,600,000	13,593,038
07/15/20	0.000%	39,372,000	35,963,408
10/15/20	0.000%	7,500,000	6,786,742
01/15/21	0.000%	2,000,000	1,789,926
Tennessee Valley Authority 07/18/17	5.500%	6,000,000	6,399,012
04/01/36	5.880%	500,000	642,423
09/15/39	5.250%	2,370,000	2,848,491
09/15/65	4.250%	2,258,000	2,205,991
Tennessee Valley Authority(b) STRIPS 11/01/25	0.000%	8,500,000	6,245,451
06/15/35	0.000%	750,000	346,980
Total U.S. Government & Agency Obligations (Cost: $140,356,896)			141,138,645

Foreign Government Obligations(h) 1.6%

AUSTRALIA 0.1%
Australia and New Zealand Banking Group Ltd.(a) 11/23/16	2.400%	1,119,000	1,131,301
CNOOC Finance Pty Ltd. 05/05/20	2.625%	1,000,000	977,555

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Foreign Government Obligations(h) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commonwealth Bank of Australia(a) 03/16/17	2.250%	325,000	328,382
National Australia Bank Ltd.(a) 06/20/17	2.000%	875,000	882,343
Westpac Banking Corp.(a) 11/28/16	2.450%	600,000	607,283
05/30/18	1.375%	600,000	593,634
Total			4,520,498
BRAZIL 0.1%
Brazilian Government International Bond 01/07/25	4.250%	744,000	598,920
Petrobras Global Finance BV 03/15/19	7.875%	790,000	699,150
01/27/21	5.375%	630,000	466,200
01/27/41	6.750%	575,000	368,000
Total			2,132,270
CANADA 0.3%
CDP Financial, Inc.(a) 11/25/19	4.400%	1,000,000	1,080,640
Caisse Centrale Desjardins(a) 03/24/16	2.550%	1,452,000	1,457,521
Hydro-Quebec 02/01/21	9.400%	750,000	981,395
01/15/22	8.400%	1,295,000	1,672,706
Province of Quebec 01/30/26	6.350%	440,000	549,306
Royal Bank of Canada 09/19/17	1.200%	3,820,000	3,801,943
10/01/18	2.000%	1,761,000	1,766,781
Total			11,310,292
CHINA 0.1%
Sinopec Group Overseas Development 2013 Ltd.(a) 10/17/23	4.375%	1,362,000	1,408,247
State Grid Overseas Investment 2013 Ltd.(a) 05/22/18	1.750%	377,000	373,703
Total			1,781,950
COLOMBIA 0.1%
Colombia Government International Bond 02/26/24	4.000%	493,000	469,583
01/28/26	4.500%	1,190,000	1,136,450
06/15/45	5.000%	601,000	501,835
Ecopetrol SA 01/16/25	4.125%	300,000	240,000
06/26/26	5.375%	580,000	494,450
Total			2,842,318

Foreign Government Obligations(h) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FRANCE —%
Electricite de France SA(a) 01/22/19	2.150%	674,000	670,803
ISRAEL 0.4%
Israel Government AID Bond(b) 11/15/19	0.000%	1,501,000	1,388,982
05/01/23	0.000%	5,000,000	4,106,235
02/15/24	0.000%	2,000,000	1,590,678
02/15/25	0.000%	2,000,000	1,527,320
02/15/25	0.000%	2,250,000	1,717,411
08/15/25	0.000%	2,500,000	1,867,422
11/15/26	0.000%	1,500,000	1,062,200
Total			13,260,248
MEXICO 0.3%
Mexico Government International Bond 01/21/21	3.500%	4,305,000	4,369,575
01/30/25	3.600%	757,000	737,696
03/08/44	4.750%	1,090,000	992,990
10/12/10	5.750%	458,000	427,085
Petroleos Mexicanos 06/15/35	6.625%	550,000	491,563
Petroleos Mexicanos(a) 01/23/26	4.500%	1,159,000	1,026,406
01/23/46	5.625%	732,000	561,090
Total			8,606,405
NETHERLANDS 0.1%
Petrobras Global Finance BV 03/17/24	6.250%	1,868,000	1,340,290
03/17/44	7.250%	760,000	513,000
06/05/15	6.850%	145,000	93,888
Total			1,947,178
NORWAY 0.1%
Statoil ASA 01/15/18	6.700%	50,000	54,803
04/15/19	5.250%	880,000	960,054
01/15/24	2.650%	1,750,000	1,636,917
09/23/27	7.250%	400,000	512,863
Total			3,164,637
PERU —%
Peruvian Government International Bond 11/18/50	5.625%	98,000	99,960
POLAND —%
Poland Government International Bond 01/22/24	4.000%	1,178,000	1,238,667

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Foreign Government Obligations(h) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SOUTH AFRICA —%
South Africa Government International Bond 09/16/25	5.875%	459,000	469,328
07/24/44	5.375%	1,006,000	905,400
Total			1,374,728
SWEDEN —%
Stadshypotek AB(a) 10/02/19	1.875%	1,500,000	1,479,033
TURKEY —%
Turkey Government International Bond 03/22/24	5.750%	353,000	372,342
04/14/26	4.250%	474,000	444,400
Total			816,742
UNITED KINGDOM —%
Barclays Bank PLC(a) 05/10/17	2.250%	343,000	346,162
Total Foreign Government Obligations (Cost: $57,880,842)			55,591,891

Municipal Bonds 0.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA —%
City of Los Angeles Department of Airports Revenue Bonds Build America Bonds Series 2009 05/15/39	6.582%	420,000	537,911
State of California Unlimited General Obligation Bonds Build America Bonds Series 2009 10/01/39	7.300%	295,000	412,192
Total			950,103
DISTRICT OF COLUMBIA —%
District of Columbia Water & Sewer Authority Taxable Revenue Bonds Senior Lien Series 2014-A 10/01/14	4.814%	411,000	407,129

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NEW YORK 0.1%
New York State Dormitory Authority Revenue Bonds Build America Bonds Series 2010 03/15/40	5.600%	415,000	501,764
Port Authority of New York & New Jersey Revenue Bonds Taxable Consolidated 160th Series 2010 11/01/40	5.647%	835,000	988,047
Total			1,489,811
OHIO 0.1%
American Municipal Power, Inc. Revenue Bonds Build America Bonds Series 2010 02/15/50	7.499%	1,265,000	1,689,850
Ohio State University (The) Revenue Bonds Taxable Series 2011A 06/01/11	4.800%	1,514,000	1,459,723
Total			3,149,573
Total Municipal Bonds (Cost: $5,397,288)			5,996,616

Money Market Funds 2.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(i)(j)	95,727,973	95,727,973
Total Money Market Funds (Cost: $95,727,973)		95,727,973
Total Investments (Cost: $3,326,640,687)		3,358,735,998
Other Assets & Liabilities, Net		11,683,635
Net Assets		3,370,419,633

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2015, the value of these securities amounted to $532,253,570 or 15.79% of net assets.

(b)  Zero coupon bond.

(c)  Variable rate security.

(d)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(e)  Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans.

(f)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at December 31, 2015 was $19,228,471, which represents 0.57% of net assets. Information concerning such security holdings at December 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
AJAX Mortgage Loan Trust CMO Series 2013-A Class A 02/25/51 3.500%	1/28/2013	1,884,527
AJAX Mortgage Loan Trust CMO Series 2013-B Class A1 03/25/52 3.750%	3/20/2013	969,453
AJAX Mortgage Loan Trust CMO Series 2013-C Class A 03/25/35 4.500%	11/15/2013	1,631,845
Carlyle Global Market Strategies Commodities Funding Ltd. Series 2014-1A Class A 10/15/21 2.221%	5/22/2014	2,686,667
Conix Mortgage Asset Trust Series 2013-1 Class A 12/25/47 4.704%	5/16/2013	1,078,519
Homeowner Assistance Program Reverse Mortgage Loan Trust CMO Series 2013-RM1 Class A 05/26/53 4.000%	5/3/2013	1,823,746
Lila Mexican Holdings LLC 12/24/35 5.000%	12/23/2015	3,353,000
LV Tower 52 Issuer Series 2013-1 Class A 07/15/19 5.500%	8/3/2015	3,236,562
LV Tower 52 Issuer Series 2013-1 Class M 07/15/19 7.500%	8/3/2015	1,637,891
MASTR Asset Securitization Trust CMO Series 2004-P7 Class A6 12/27/33 5.500%	10/12/2010	249,325
New York Mortgage Trust Residential Series 2013-RP3A 09/25/18 4.850%	9/18/2013	881,419
RBSHD Trust Series 2013-1A Class A 10/25/47 4.685%	9/27/2013	1,599,399
Trafigura Securitisation Finance PLC Series 2014-1A Class A 10/15/21 1.281%	10/23/2014	2,391,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Notes to Portfolio of Investments (continued)

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2015, the value of these securities amounted to $2,535,626, which represents 0.08% of net assets.

(h)  Principal and interest may not be guaranteed by the government.

(i)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(j)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	76,168,266	819,538,529	(799,978,822)	95,727,973	251,183	95,727,973

Abbreviation Legend

AID    Agency for International Development

AMBAC  Ambac Assurance Corporation

CMO  Collateralized Mortgage Obligation

FDIC  Federal Deposit Insurance Corporation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Fair Value Measurements (continued)

various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	636,163,334	3,352,646	639,515,980
Residential Mortgage-Backed Securities — Agency	—	578,027,879	—	578,027,879
Residential Mortgage-Backed Securities — Non-Agency	—	106,074,070	5,717,192	111,791,262
Commercial Mortgage-Backed Securities — Agency	—	499,586,306	—	499,586,306
Commercial Mortgage-Backed Securities — Non-Agency	—	95,007,821	8,009,458	103,017,279
Asset-Backed Securities — Non-Agency	—	277,031,405	50,772,299	327,803,704
Inflation-Indexed Bonds	—	3,403,943	—	3,403,943
U.S. Treasury Obligations	473,157,705	323,976,815	—	797,134,520
U.S. Government & Agency Obligations	—	141,138,645	—	141,138,645
Foreign Government Obligations	—	55,591,891	—	55,591,891
Municipal Bonds	—	5,996,616	—	5,996,616
Money Market Funds	—	95,727,973	—	95,727,973
Total Investments	473,157,705	2,817,726,698	67,851,595	3,358,735,998

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

December 31, 2015

Fair Value Measurements (continued)

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	76,168,266	76,168,266	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of December 31, 2014	770,179	14,218,129	11,434,153	49,096,583	75,519,044
Increase (decrease) in accrued discounts/premiums	—	8,689	(520,952)	22,556	(489,707)
Realized gain (loss)	—	126,188	9,320	32,502	168,010
Change in unrealized appreciation (depreciation)(a)	(354)	(48,267)	(77,482)	(526,508)	(652,611)
Sales	—	(4,615,564)	(5,608,819)	(27,351,099)	(37,575,482)
Purchases	3,353,000	(2,002,656)	1,485,000	40,425,966	43,261,310
Transfers into Level 3	—	—	1,288,238	9,522,827	10,811,065
Transfers out of Level 3	(770,179)	(1,969,327)	—	(20,450,528)	(23,190,034)
Balance as of December 31, 2015	3,352,646	5,717,192	8,009,458	50,772,299	67,851,595

(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2015 was $(452,468), which is comprised of Corporate Bond & Notes of $(354), Residential Mortgage-Backed Securities — Non-Agency of $117,750, Commercial Mortgage-Backed Securities — Non-Agency of $(77,375) and Asset-Backed Securities — Non-Agency of $(492,489).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures.

Other asset backed securities classified as Level 3 securities are valued using the income approach. To determine fair value for these securities, management considered various factors including, but not limited to, the distressed nature of the security, estimates of future cash flows, and the discount rates observed in the market for similar assets. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 96.0%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 19.0%
Auto Components 1.5%
Delphi Automotive PLC	40,229	3,448,832
Hotels, Restaurants & Leisure 3.1%
Hilton Worldwide Holdings, Inc.	133,328	2,853,219
Norwegian Cruise Line Holdings Ltd.(a)	40,123	2,351,208
Starwood Hotels & Resorts Worldwide, Inc.	27,510	1,905,893
Total		7,110,320
Media 1.0%
AMC Networks, Inc., Class A(a)	30,978	2,313,437
Multiline Retail 4.4%
Burlington Stores, Inc.(a)	53,616	2,300,126
Dollar General Corp.	41,410	2,976,137
Dollar Tree, Inc.(a)	63,932	4,936,829
Total		10,213,092
Specialty Retail 7.4%
L Brands, Inc.	27,509	2,635,912
O'Reilly Automotive, Inc.(a)	10,553	2,674,341
Ross Stores, Inc.	73,997	3,981,779
Signet Jewelers Ltd.	28,257	3,495,108
Ulta Salon Cosmetics & Fragrance, Inc.(a)	22,124	4,092,940
Total		16,880,080
Textiles, Apparel & Luxury Goods 1.6%
Kate Spade & Co.(a)	79,894	1,419,716
PVH Corp.	22,087	1,626,708
Under Armour, Inc., Class A(a)	8,449	681,074
Total		3,727,498
Total Consumer Discretionary		43,693,259
CONSUMER STAPLES 7.5%
Beverages 1.9%
Constellation Brands, Inc., Class A	21,287	3,032,120
Monster Beverage Corp.(a)	8,815	1,313,083
Total		4,345,203
Food & Staples Retailing 0.8%
Sprouts Farmers Market, Inc.(a)	69,516	1,848,430
Food Products 3.6%
Hain Celestial Group, Inc. (The)(a)	101,060	4,081,813
JM Smucker Co. (The)	18,869	2,327,303
Mead Johnson Nutrition Co.	24,154	1,906,958
Total		8,316,074

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products 1.2%
Church & Dwight Co., Inc.	31,275	2,654,622
Total Consumer Staples		17,164,329
ENERGY 1.3%
Oil, Gas & Consumable Fuels 1.3%
Concho Resources, Inc.(a)	12,616	1,171,522
Noble Energy, Inc.	56,582	1,863,245
Total		3,034,767
Total Energy		3,034,767
FINANCIALS 10.5%
Banks 1.5%
First Republic Bank	40,696	2,688,378
SVB Financial Group(a)	7,412	881,287
Total		3,569,665
Capital Markets 2.7%
Affiliated Managers Group, Inc.(a)	21,927	3,503,057
TD Ameritrade Holding Corp.	77,022	2,673,434
Total		6,176,491
Consumer Finance 1.2%
SLM Corp.(a)	418,217	2,726,775
Real Estate Investment Trusts (REITs) 3.6%
Crown Castle International Corp.	52,407	4,530,585
MFA Financial, Inc.	201,403	1,329,260
Starwood Property Trust, Inc.	114,068	2,345,238
Total		8,205,083
Real Estate Management & Development 1.5%
CBRE Group, Inc., Class A(a)	100,304	3,468,512
Total Financials		24,146,526
HEALTH CARE 15.0%
Biotechnology 2.2%
Alnylam Pharmaceuticals, Inc.(a)	12,340	1,161,688
BioMarin Pharmaceutical, Inc.(a)	21,378	2,239,559
Incyte Corp.(a)	14,504	1,572,959
Total		4,974,206
Health Care Equipment & Supplies 2.6%
Align Technology, Inc.(a)	41,960	2,763,066
Cooper Companies, Inc. (The)	15,197	2,039,437
DexCom, Inc.(a)	14,820	1,213,758
Total		6,016,261

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 7.8%
Centene Corp.(a)	61,656	4,057,582
Envision Healthcare Holdings, Inc.(a)	105,746	2,746,224
Henry Schein, Inc.(a)	31,465	4,977,448
Laboratory Corp. of America Holdings(a)	21,339	2,638,354
Universal Health Services, Inc., Class B	29,966	3,580,637
Total		18,000,245
Life Sciences Tools & Services 0.2%
Illumina, Inc.(a)	2,709	519,979
Pharmaceuticals 2.2%
Endo International PLC(a)	53,896	3,299,513
Jazz Pharmaceuticals PLC(a)	11,534	1,621,219
Total		4,920,732
Total Health Care		34,431,423
INDUSTRIALS 13.5%
Air Freight & Logistics 0.7%
Expeditors International of Washington, Inc.	33,773	1,523,162
Airlines 1.2%
Spirit Airlines, Inc.(a)	52,073	2,075,109
United Continental Holdings, Inc.(a)	12,793	733,039
Total		2,808,148
Commercial Services & Supplies 3.1%
Copart, Inc.(a)	71,715	2,725,887
Stericycle, Inc.(a)	37,005	4,462,803
Total		7,188,690
Construction & Engineering 0.9%
Quanta Services, Inc.(a)	100,582	2,036,786
Electrical Equipment 1.5%
AMETEK, Inc.	65,233	3,495,837
Industrial Conglomerates 2.9%
Carlisle Companies, Inc.	12,270	1,088,226
Roper Technologies, Inc.	29,643	5,625,945
Total		6,714,171
Machinery 0.6%
Flowserve Corp.	33,965	1,429,247
Professional Services 1.5%
IHS, Inc., Class A(a)	28,572	3,383,782

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 0.6%
Kansas City Southern	17,258	1,288,655
Trading Companies & Distributors 0.5%
WESCO International, Inc.(a)	28,822	1,258,945
Total Industrials		31,127,423
INFORMATION TECHNOLOGY 21.6%
Communications Equipment 0.9%
Palo Alto Networks, Inc.(a)	11,209	1,974,353
Electronic Equipment, Instruments & Components 1.8%
Amphenol Corp., Class A	79,002	4,126,274
Internet Software & Services 1.7%
LinkedIn Corp., Class A(a)	17,491	3,936,874
IT Services 4.0%
FleetCor Technologies, Inc.(a)	14,720	2,103,930
Global Payments, Inc.	20,604	1,329,164
Vantiv, Inc., Class A(a)	121,952	5,782,964
Total		9,216,058
Semiconductors & Semiconductor Equipment 3.1%
Analog Devices, Inc.	46,822	2,590,193
NXP Semiconductors NV(a)	34,038	2,867,702
Xilinx, Inc.	33,585	1,577,487
Total		7,035,382
Software 10.1%
Check Point Software Technologies Ltd.(a)	30,327	2,468,011
Electronic Arts, Inc.(a)	66,981	4,602,934
Intuit, Inc.	37,077	3,577,931
Red Hat, Inc.(a)	63,302	5,242,039
ServiceNow, Inc.(a)	38,869	3,364,501
Splunk, Inc.(a)	40,595	2,387,392
Ultimate Software Group, Inc. (The)(a)	8,320	1,626,643
Total		23,269,451
Total Information Technology		49,558,392
MATERIALS 4.1%
Chemicals 3.6%
Airgas, Inc.	14,972	2,070,927
Axalta Coating Systems Ltd.(a)	105,489	2,811,282
FMC Corp.	54,971	2,151,015
WR Grace & Co.(a)	12,039	1,198,964
Total		8,232,188

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Metals & Mining 0.5%
Reliance Steel & Aluminum Co.	21,208	1,228,155
Total Materials		9,460,343
TELECOMMUNICATION SERVICES 2.8%
Wireless Telecommunication Services 2.8%
SBA Communications Corp., Class A(a)	62,013	6,515,706
Total Telecommunication Services		6,515,706
UTILITIES 0.7%
Independent Power and Renewable Electricity Producers 0.7%
Abengoa Yield PLC	79,035	1,524,585
Total Utilities		1,524,585
Total Common Stocks (Cost: $195,674,458)		220,656,753

Money Market Funds 4.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	9,349,790	9,349,790
Total Money Market Funds (Cost: $9,349,790)		9,349,790
Total Investments (Cost: $205,024,248)		230,006,543
Other Assets & Liabilities, Net		(244,681)
Net Assets		229,761,862

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	8,836,022	108,206,599	(107,692,831)	9,349,790	12,316	9,349,790

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	43,693,259	—	—	43,693,259
Consumer Staples	17,164,329	—	—	17,164,329
Energy	3,034,767	—	—	3,034,767
Financials	24,146,526	—	—	24,146,526
Health Care	34,431,423	—	—	34,431,423
Industrials	31,127,423	—	—	31,127,423
Information Technology	49,558,392	—	—	49,558,392
Materials	9,460,343	—	—	9,460,343
Telecommunication Services	6,515,706	—	—	6,515,706
Utilities	1,524,585	—	—	1,524,585
Total Common Stocks	220,656,753	—	—	220,656,753
Money Market Funds	—	9,349,790	—	9,349,790
Total Investments	220,656,753	9,349,790	—	230,006,543

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

December 31, 2015

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	8,836,022	8,836,022	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Loomis Sayles Growth Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 99.7%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 11.0%
Hotels, Restaurants & Leisure 2.3%
Yum! Brands, Inc.	698,476	51,023,672
Internet & Catalog Retail 7.2%
Amazon.com, Inc.(a)	235,770	159,354,585
Specialty Retail 1.5%
Lowe's Companies, Inc.	442,940	33,681,158
Total Consumer Discretionary		244,059,415
CONSUMER STAPLES 17.8%
Beverages 10.8%
Coca-Cola Co. (The)	1,894,858	81,403,100
Monster Beverage Corp.(a)	679,049	101,151,139
SABMiller PLC, ADR	941,481	56,422,956
Total		238,977,195
Food Products 3.6%
Danone SA, ADR	5,909,916	80,433,957
Household Products 3.4%
Procter & Gamble Co. (The)	950,759	75,499,772
Total Consumer Staples		394,910,924
ENERGY 2.4%
Energy Equipment & Services 2.4%
Schlumberger Ltd.	756,727	52,781,708
Total Energy		52,781,708
FINANCIALS 6.7%
Capital Markets 3.7%
Greenhill & Co., Inc.	199,911	5,719,454
SEI Investments Co.	1,434,443	75,164,813
Total		80,884,267
Consumer Finance 1.0%
American Express Co.	324,597	22,575,722
Diversified Financial Services 2.0%
Factset Research Systems, Inc.	270,876	44,036,311
Total Financials		147,496,300
HEALTH CARE 13.8%
Biotechnology 2.3%
Amgen, Inc.	313,492	50,889,156

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.3%
Varian Medical Systems, Inc.(a)	625,798	50,564,479
Health Care Technology 1.6%
Cerner Corp.(a)	585,964	35,257,454
Pharmaceuticals 7.6%
Merck & Co., Inc.	543,702	28,718,340
Novartis AG, ADR	674,376	58,023,311
Novo Nordisk A/S, ADR	1,401,130	81,377,630
Total		168,119,281
Total Health Care		304,830,370
INDUSTRIALS 5.4%
Air Freight & Logistics 5.4%
Expeditors International of Washington, Inc.	1,382,689	62,359,274
United Parcel Service, Inc., Class B	590,224	56,797,255
Total		119,156,529
Total Industrials		119,156,529
INFORMATION TECHNOLOGY 42.6%
Communications Equipment 8.3%
Cisco Systems, Inc.	3,961,533	107,575,429
QUALCOMM, Inc.	1,533,187	76,636,352
Total		184,211,781
Internet Software & Services 16.5%
Alibaba Group Holding Ltd., ADR(a)	1,157,095	94,037,111
Alphabet, Inc., Class A(a)	89,631	69,733,814
Alphabet, Inc., Class C(a)	89,871	68,201,304
Facebook, Inc., Class A(a)	1,266,466	132,548,332
Total		364,520,561
IT Services 6.0%
Automatic Data Processing, Inc.	225,599	19,112,747
Visa, Inc., Class A	1,479,225	114,713,899
Total		133,826,646
Semiconductors & Semiconductor Equipment 2.5%
Analog Devices, Inc.	155,355	8,594,239
ARM Holdings PLC, ADR	1,012,722	45,815,543
Total		54,409,782

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Loomis Sayles Growth Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 9.3%
Autodesk, Inc.(a)	974,407	59,370,619
Microsoft Corp.	1,052,359	58,384,877
Oracle Corp.	2,417,513	88,311,750
Total		206,067,246
Total Information Technology		943,036,016
Total Common Stocks (Cost: $1,938,884,877)		2,206,271,262

Money Market Funds 0.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	9,282,601	9,282,601
Total Money Market Funds (Cost: $9,282,601)		9,282,601
Total Investments (Cost: $1,948,167,478)		2,215,553,863
Other Assets & Liabilities, Net		(3,143,537)
Net Assets		2,212,410,326

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	18,356,168	150,474,833	(159,548,400)	9,282,601	24,168	9,282,601

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Loomis Sayles Growth Fund

December 31, 2015

Fair Value Measurements (continued)

dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	244,059,415	—	—	244,059,415
Consumer Staples	394,910,924	—	—	394,910,924
Energy	52,781,708	—	—	52,781,708
Financials	147,496,300	—	—	147,496,300
Health Care	304,830,370	—	—	304,830,370
Industrials	119,156,529	—	—	119,156,529
Information Technology	943,036,016	—	—	943,036,016
Total Common Stocks	2,206,271,262	—	—	2,206,271,262
Money Market Funds	—	9,282,601	—	9,282,601
Total Investments	2,206,271,262	9,282,601	—	2,215,553,863

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Loomis Sayles Growth Fund

December 31, 2015

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	18,356,168	18,356,168	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — MFS Value Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 7.7%
Auto Components 1.6%
Delphi Automotive PLC	170,495	14,616,536
Johnson Controls, Inc.	391,952	15,478,185
Total		30,094,721
Automobiles 0.4%
Harley-Davidson, Inc.	188,920	8,575,079
Household Durables 0.2%
Newell Rubbermaid, Inc.	103,897	4,579,780
Media 4.1%
Comcast Corp., Class A	403,697	22,780,622
Omnicom Group, Inc.	374,975	28,370,608
Time Warner, Inc.	229,913	14,868,474
Time, Inc.	21,414	335,557
Viacom, Inc., Class B	175,081	7,206,334
Walt Disney Co. (The)	52,031	5,467,417
Total		79,029,012
Multiline Retail 0.9%
Target Corp.	250,567	18,193,670
Specialty Retail 0.5%
Advance Auto Parts, Inc.	40,859	6,149,688
Bed Bath & Beyond, Inc.(a)	69,881	3,371,758
Total		9,521,446
Total Consumer Discretionary		149,993,708
CONSUMER STAPLES 12.0%
Beverages 1.3%
Diageo PLC	923,193	25,210,333
Food & Staples Retailing 1.7%
CVS Health Corp.	344,942	33,724,979
Food Products 4.4%
Archer-Daniels-Midland Co.	274,794	10,079,444
Danone SA	212,391	14,352,000
General Mills, Inc.	510,267	29,421,995
Nestlé SA, Registered Shares	424,656	31,524,446
Total		85,377,885
Household Products 0.5%
Procter & Gamble Co. (The)	119,301	9,473,692

Common Stocks (continued)

Issuer	Shares	Value ($)
Tobacco 4.1%
Altria Group, Inc.	212,680	12,380,103
Philip Morris International, Inc.	756,492	66,503,212
Total		78,883,315
Total Consumer Staples		232,670,204
ENERGY 6.2%
Energy Equipment & Services 1.6%
Baker Hughes, Inc.	29,583	1,365,255
National Oilwell Varco, Inc.	292,783	9,805,303
Schlumberger Ltd.	293,793	20,492,062
Total		31,662,620
Oil, Gas & Consumable Fuels 4.6%
Chevron Corp.	259,286	23,325,369
EOG Resources, Inc.	223,914	15,850,872
Exxon Mobil Corp.	410,026	31,961,527
Occidental Petroleum Corp.	264,104	17,856,071
Total		88,993,839
Total Energy		120,656,459
FINANCIALS 27.9%
Banks 11.9%
BB&T Corp.	233,775	8,839,033
Citigroup, Inc.	243,412	12,596,571
JPMorgan Chase & Co.	1,390,381	91,806,858
PNC Financial Services Group, Inc. (The)	174,526	16,634,073
U.S. Bancorp	861,352	36,753,890
Wells Fargo & Co.	1,198,859	65,169,975
Total		231,800,400
Capital Markets 5.7%
Bank of New York Mellon Corp. (The)	541,952	22,339,261
BlackRock, Inc.	54,380	18,517,478
Franklin Resources, Inc.	486,588	17,916,170
Goldman Sachs Group, Inc. (The)	199,234	35,907,944
State Street Corp.	240,897	15,985,925
Total		110,666,778
Consumer Finance 1.0%
American Express Co.	274,013	19,057,604

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — MFS Value Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Diversified Financial Services 1.1%
McGraw Hill Financial, Inc.	38,654	3,810,511
Nasdaq, Inc.	309,022	17,975,810
Total		21,786,321
Insurance 8.2%
ACE Ltd.	194,504	22,727,792
Aon PLC	263,670	24,313,011
Chubb Corp. (The)	148,126	19,647,433
MetLife, Inc.	680,262	32,795,431
Prudential Financial, Inc.	222,784	18,136,845
Travelers Companies, Inc. (The)	365,322	41,230,241
Total		158,850,753
Total Financials		542,161,856
HEALTH CARE 14.2%
Health Care Equipment & Supplies 3.8%
Abbott Laboratories	491,031	22,052,202
Medtronic PLC	506,588	38,966,749
St. Jude Medical, Inc.	207,213	12,799,547
Total		73,818,498
Health Care Providers & Services 1.1%
Express Scripts Holding Co.(a)	247,567	21,639,831
Life Sciences Tools & Services 1.3%
Thermo Fisher Scientific, Inc.	168,734	23,934,918
Pharmaceuticals 8.0%
Johnson & Johnson	660,813	67,878,711
Merck & Co., Inc.	524,099	27,682,909
Novartis AG, Registered Shares	67,807	5,832,709
Pfizer, Inc.	1,528,084	49,326,552
Roche Holding AG, Genusschein Shares	19,450	5,389,759
Total		156,110,640
Total Health Care		275,503,887
INDUSTRIALS 16.9%
Aerospace & Defense 6.6%
Honeywell International, Inc.	373,587	38,692,406
Lockheed Martin Corp.	152,666	33,151,422
Northrop Grumman Corp.	107,982	20,388,081
United Technologies Corp.	387,177	37,196,094
Total		129,428,003

Common Stocks (continued)

Issuer	Shares	Value ($)
Air Freight & Logistics 1.3%
United Parcel Service, Inc., Class B	269,931	25,975,460
Commercial Services & Supplies 1.1%
Tyco International PLC	673,926	21,491,500
Electrical Equipment 0.8%
Eaton Corp. PLC	281,798	14,664,768
Industrial Conglomerates 3.3%
3M Co.	247,848	37,335,823
Danaher Corp.	297,548	27,636,258
Total		64,972,081
Machinery 2.7%
Caterpillar, Inc.	83,255	5,658,010
Cummins, Inc.	43,494	3,827,907
Deere & Co.	65,442	4,991,261
Illinois Tool Works, Inc.	162,372	15,048,637
Parker-Hannifin Corp.	45,456	4,408,323
Pentair PLC	155,131	7,683,638
Stanley Black & Decker, Inc.	95,420	10,184,177
Total		51,801,953
Professional Services 0.2%
Equifax, Inc.	38,021	4,234,399
Road & Rail 0.9%
Canadian National Railway Co.	173,141	9,675,119
Union Pacific Corp.	91,540	7,158,428
Total		16,833,547
Total Industrials		329,401,711
INFORMATION TECHNOLOGY 7.4%
IT Services 5.1%
Accenture PLC, Class A	485,234	50,706,953
Fidelity National Information Services, Inc.	257,836	15,624,862
Fiserv, Inc.(a)	103,643	9,479,189
International Business Machines Corp.	168,204	23,148,234
Total		98,959,238
Semiconductors & Semiconductor Equipment 1.5%
Analog Devices, Inc.	71,744	3,968,878
Texas Instruments, Inc.	464,519	25,460,287
Total		29,429,165

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — MFS Value Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 0.8%
Oracle Corp.	451,744	16,502,208
Total Information Technology		144,890,611
MATERIALS 3.7%
Chemicals 3.2%
EI du Pont de Nemours & Co.	248,435	16,545,771
Monsanto Co.	78,795	7,762,884
PPG Industries, Inc.	392,198	38,757,006
Total		63,065,661
Containers & Packaging 0.5%
Crown Holdings, Inc.(a)	194,481	9,860,187
Total Materials		72,925,848
TELECOMMUNICATION SERVICES 1.9%
Diversified Telecommunication Services 1.7%
Verizon Communications, Inc.	704,245	32,550,204
Wireless Telecommunication Services 0.2%
Vodafone Group PLC	1,461,227	4,738,418
Total Telecommunication Services		37,288,622

Common Stocks (continued)

Issuer	Shares	Value ($)
UTILITIES 1.0%
Electric Utilities 1.0%
Duke Energy Corp.	202,741	14,473,680
Xcel Energy, Inc.	111,914	4,018,832
Total		18,492,512
Total Utilities		18,492,512
Total Common Stocks (Cost: $1,482,776,121)		1,923,985,418

Money Market Funds 0.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	11,301,363	11,301,363
Total Money Market Funds (Cost: $11,301,363)		11,301,363
Total Investments (Cost: $1,494,077,484)		1,935,286,781
Other Assets & Liabilities, Net		10,446,244
Net Assets		1,945,733,025

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	34,176,977	192,332,713	(215,208,327)	11,301,363	33,076	11,301,363

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — MFS Value Fund

December 31, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — MFS Value Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	149,993,708	—	—	149,993,708
Consumer Staples	161,583,425	71,086,779	—	232,670,204
Energy	120,656,459	—	—	120,656,459
Financials	542,161,856	—	—	542,161,856
Health Care	264,281,419	11,222,468	—	275,503,887
Industrials	329,401,711	—	—	329,401,711
Information Technology	144,890,611	—	—	144,890,611
Materials	72,925,848	—	—	72,925,848
Telecommunication Services	32,550,204	4,738,418	—	37,288,622
Utilities	18,492,512	—	—	18,492,512
Total Common Stocks	1,836,937,753	87,047,665	—	1,923,985,418
Money Market Funds	—	11,301,363	—	11,301,363
Total Investments	1,836,937,753	98,349,028	—	1,935,286,781

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	34,176,977	34,176,977	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Morgan Stanley Global Real Estate Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.6%

Issuer	Shares	Value ($)
AUSTRALIA 5.0%
Dexus Property Group	102,375	555,300
Goodman Group	315,584	1,430,053
GPT Group (The)	303,523	1,051,160
GPT Metro Office Fund	193,277	290,132
Investa Office Fund	68,282	197,662
Mirvac Group	461,179	660,196
Scentre Group	855,945	2,596,207
Shopping Centres Australasia Property Group	38,735	59,771
Stockland	311,199	923,790
Vicinity Centres	216,370	438,944
Westfield Corp.	323,617	2,226,458
Total		10,429,673
BELGIUM —%
Befimmo SA	551	32,871
BRAZIL 0.3%
BR Malls Participacoes SA	58,960	165,423
BR Properties SA	81,310	173,050
Iguatemi Empresa de Shopping Centers SA	59,609	284,918
Total		623,391
CANADA 2.0%
Boardwalk Real Estate Investment Trust	24,658	845,575
Brookfield Canada Office Properties	28,114	529,487
Crombie Real Estate Investment Trust	29,416	272,115
Dream Office Real Estate Investment	19,670	246,923
Extendicare, Inc.	21,860	152,453
First Capital Realty, Inc.	31,860	422,513
RioCan Real Estate Investment Trust	88,110	1,508,510
Smart Real Estate Investment Trust	14,508	316,540
Total		4,294,116
CHINA 0.2%
China Overseas Land & Investment Ltd.	42,000	146,217
Dalian Wanda Commercial Properties Co., Ltd., Class H	28,900	167,736
Total		313,953
Common Stocks (continued)

Issuer	Shares	Value ($)
FINLAND 0.7%
Citycon OYJ	365,220	948,586
Sponda OYJ	109,127	463,528
Total		1,412,114
FRANCE 2.8%
Fonciere Des Regions	2,738	244,890
Gecina SA	5,693	692,107
ICADE	9,827	659,588
Klepierre	19,504	866,949
Mercialys SA	6,589	133,329
Unibail-Rodamco SE	12,973	3,294,249
Total		5,891,112
GERMANY 1.3%
Deutsche Euroshop AG	4,773	209,078
Deutsche Wohnen AG	33,597	929,018
LEG Immobilien AG	2,289	186,555
Vonovia SE	46,590	1,439,309
Total		2,763,960
HONG KONG 11.2%
Champion REIT	197,000	98,339
Cheung Kong Property Holding Ltd.	465,000	3,008,078
China Resources Land Ltd.	20,000	57,874
Hang Lung Properties Ltd.	156,000	353,474
Henderson Land Development Co., Ltd.	163,561	997,724
Hongkong Land Holdings Ltd.	584,700	4,082,835
Hysan Development Co., Ltd.	496,500	2,028,533
Kerry Properties Ltd.	98,000	266,694
Link REIT (The)	373,888	2,229,076
New World Development Co., Ltd.	908,023	891,623
Sino Land Co., Ltd.	165,250	240,729
Sun Hung Kai Properties Ltd.	490,719	5,898,239
Swire Properties Ltd.	641,300	1,843,954
Wharf Holdings Ltd. (The)	295,466	1,629,045
Total		23,626,217
IRELAND 0.4%
Green REIT, PLC	260,963	451,636
Hibernia REIT, PLC	218,895	334,737
Total		786,373

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
ITALY —%
Beni Stabili SpA SIIQ	47,752	35,992
JAPAN 9.8%
Activia Properties, Inc.	95	403,702
Advance Residence Investment Corp.	122	268,280
Daiwa Office Investment Corp.	48	259,800
Frontier Real Estate Investment Corp.	23	92,270
GLP J-REIT	296	286,444
Hulic Co., Ltd.	19,400	170,343
Japan Real Estate Investment Corp.	217	1,053,043
Japan Retail Fund Investment Corp.	236	454,035
Kenedix Office Investment Corp.	27	126,226
Mitsubishi Estate Co., Ltd.	267,000	5,551,820
Mitsui Fudosan Co., Ltd.	207,000	5,195,263
Mori Hills REIT Investment Corp.	275	352,311
Nippon Building Fund, Inc.	270	1,290,208
Nippon Prologis REIT, Inc.	264	477,559
Nomura Real Estate Master Fund, Inc.(a)	276	343,062
NTT Urban Development Corp.	8,700	83,592
ORIX JREIT, Inc.	270	349,937
Premier Investment Corp.	55	56,096
Sumitomo Realty & Development Co., Ltd.	94,000	2,683,012
Tokyo Tatemono Co., Ltd.	40,100	436,441
Tokyu REIT, Inc.	49	61,785
United Urban Investment Corp.	522	708,644
Total		20,703,873
LUXEMBOURG 0.1%
ADO Properties SA(a)(b)	10,852	312,525
NETHERLANDS 0.6%
Eurocommercial Properties NV	15,529	670,857
Wereldhave NV	9,090	509,893
Total		1,180,750
NORWAY 0.4%
Entra ASA(b)	91,474	736,306
Norwegian Property ASA(a)	78,185	80,290
Total		816,596

Common Stocks (continued)

Issuer	Shares	Value ($)
SINGAPORE 1.2%
Ascendas Real Estate Investment Trust	204,000	326,943
CapitaLand Commercial Trust Ltd.	160,800	152,564
CapitaLand Ltd.	370,400	870,621
CapitaLand Mall Trust	267,100	362,425
Global Logistic Properties Ltd.	279,700	422,392
UOL Group Ltd.	96,508	422,962
Total		2,557,907
SWEDEN 0.9%
Atrium Ljungberg AB, Class B	21,062	331,844
Castellum AB	35,099	499,854
Fabege AB	8,356	138,063
Hufvudstaden AB	61,291	866,447
Total		1,836,208
SWITZERLAND 0.8%
Mobimo Holding AG	410	91,016
PSP Swiss Property AG	16,611	1,456,616
Swiss Prime Site AG	2,184	170,563
Total		1,718,195
UNITED KINGDOM 6.9%
Atrium European Real Estate Ltd.	60,725	235,595
British Land Co. PLC (The)	244,015	2,823,466
Capital & Counties Properties PLC	54,366	352,498
Capital & Regional PLC	366,729	351,411
Derwent London PLC	19,844	1,073,312
Great Portland Estates PLC	83,387	1,016,358
Hammerson PLC	149,062	1,317,762
Intu Properties PLC	222,248	1,038,325
Land Securities Group PLC	180,700	3,132,440
LXB Retail Properties PLC	401,816	568,663
Segro PLC	134,417	850,655
Shaftesbury PLC	35,887	483,466
St. Modwen Properties PLC	50,094	306,511
Unite Group PLC (The)	32,192	310,992
Urban & Civic PLC	112,451	466,657
Workspace Group PLC	20,228	284,885
Total		14,612,996

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
UNITED STATES 54.0%
Acadia Realty Trust	11,270	373,600
Apartment Investment & Management Co., Class A	22,346	894,510
AvalonBay Communities, Inc.	37,059	6,823,674
Boston Properties, Inc.	49,007	6,250,353
Brixmor Property Group, Inc.	11,770	303,901
Camden Property Trust	48,618	3,731,918
Chesapeake Lodging Trust	41,317	1,039,536
Corporate Office Properties Trust	32,560	710,785
Cousins Properties, Inc.	97,448	918,935
CubeSmart	6,540	200,255
DCT Industrial Trust, Inc.	2,219	82,924
DDR Corp.	53,100	894,204
Douglas Emmett, Inc.	57,220	1,784,120
Duke Realty Corp.	57,235	1,203,080
Equity LifeStyle Properties, Inc.	12,936	862,443
Equity Residential	123,513	10,077,426
Essex Property Trust, Inc.	4,619	1,105,835
Federal Realty Investment Trust	1,731	252,899
General Growth Properties, Inc.	161,162	4,385,218
Healthcare Realty Trust, Inc.	23,109	654,447
Hilton Worldwide Holdings, Inc.	109,200	2,336,880
Host Hotels & Resorts, Inc.	394,278	6,048,224
Hudson Pacific Properties, Inc.	63,770	1,794,488
Kimco Realty Corp.	116,685	3,087,485
La Quinta Holdings, Inc.(a)	15,750	214,357
LaSalle Hotel Properties	65,551	1,649,263
Lexington Realty Trust	9,033	72,264
Liberty Property Trust	41,070	1,275,223
Macerich Co. (The)	9,602	774,785
Mack-Cali Realty Corp.	34,629	808,587
Mid-America Apartment Communities, Inc.	1,626	147,657
National Retail Properties, Inc.	39,146	1,567,797
Paramount Group, Inc.	28,560	516,936
ProLogis, Inc.	63,014	2,704,561
Public Storage	27,735	6,869,959
QTS Realty Trust Inc., Class A	7,399	333,769

Common Stocks (continued)

Issuer	Shares	Value ($)
Realty Income Corp.	2,769	142,963
Regency Centers Corp.	57,273	3,901,437
Rexford Industrial Realty, Inc.	13,813	225,981
RMR Group, Inc. (The), Class A(a)	670	9,663
Senior Housing Properties Trust	60,410	896,484
Simon Property Group, Inc.	77,452	15,059,767
Sovran Self Storage, Inc.	1,097	117,719
Spirit Realty Capital, Inc.	21,580	216,232
Starwood Hotels & Resorts Worldwide, Inc.	20,279	1,404,929
STORE Capital Corp.	55,018	1,276,418
Tanger Factory Outlet Centers, Inc.	77,066	2,520,058
Ventas, Inc.	51,388	2,899,825
Vornado Realty Trust	83,644	8,361,054
Welltower, Inc.	34,387	2,339,348
WP Glimcher, Inc.	100,690	1,068,321
Xenia Hotels & Resorts, Inc.	33,118	507,699
Total		113,700,196
Total Common Stocks (Cost: $188,054,705)		207,649,018

Rights —%

SINGAPORE —%
Asendas REIT(a)	7,650	293
Total Rights (Cost: $—)		293

Money Market Funds 0.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(c)(d)	1,671,883	1,671,883
Total Money Market Funds (Cost: $1,671,883)		1,671,883
Total Investments (Cost: $189,726,588)		209,321,194
Other Assets & Liabilities, Net		1,290,262
Net Assets		210,611,456

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

December 31, 2015

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2015, the value of these securities amounted to $1,048,831 or 0.50% of net assets.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,844,001	26,004,784	(26,176,902)	1,671,883	2,640	1,671,883

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

December 31, 2015

Fair Value Measurements (continued)

control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	10,429,673	—	10,429,673
Belgium	—	32,871	—	32,871
Brazil	623,391	—	—	623,391
Canada	4,294,116	—	—	4,294,116
China	—	313,953	—	313,953
Finland	—	1,412,114	—	1,412,114
France	—	5,891,112	—	5,891,112
Germany	—	2,763,960	—	2,763,960
Hong Kong	—	23,626,217	—	23,626,217
Ireland	—	786,373	—	786,373
Italy	—	35,992	—	35,992
Japan	—	20,703,873	—	20,703,873
Luxembourg	—	312,525	—	312,525
Netherlands	—	1,180,750	—	1,180,750
Norway	—	816,596	—	816,596
Singapore	—	2,557,907	—	2,557,907
Sweden	—	1,836,208	—	1,836,208
Switzerland	—	1,718,195	—	1,718,195
United Kingdom	—	14,612,996	—	14,612,996
United States	113,700,196	—	—	113,700,196
Total Common Stocks	118,617,703	89,031,315	—	207,649,018
Rights
Singapore	—	293	—	293
Money Market Funds	—	1,671,883	—	1,671,883
Total Investments	118,617,703	90,703,491	—	209,321,194

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

December 31, 2015

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	1,844,001	1,844,001	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — NFJ Dividend Value Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 93.8%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 7.6%
Automobiles 3.7%
Ford Motor Co.	2,299,400	32,398,546
General Motors Co.	1,106,900	37,645,669
Total		70,044,215
Leisure Products 2.2%
Mattel, Inc.	1,532,200	41,629,874
Multiline Retail 1.7%
Macy's, Inc.	958,600	33,531,828
Total Consumer Discretionary		145,205,917
CONSUMER STAPLES 5.9%
Food & Staples Retailing 4.3%
Wal-Mart Stores, Inc.	1,341,200	82,215,560
Household Products 1.6%
Procter & Gamble Co. (The)	366,295	29,087,486
Total Consumer Staples		111,303,046
ENERGY 12.7%
Oil, Gas & Consumable Fuels 12.7%
Chevron Corp.	427,000	38,412,920
Exxon Mobil Corp.	480,500	37,454,975
Royal Dutch Shell PLC, ADR, Class A	1,407,200	64,435,688
Sasol Ltd., ADR	1,237,700	33,195,114
Total SA, ADR	824,900	37,079,255
Valero Energy Corp.	435,800	30,815,418
Total		241,393,370
Total Energy		241,393,370
FINANCIALS 25.6%
Banks 13.7%
Citigroup, Inc.	742,600	38,429,550
Fifth Third Bancorp	1,760,800	35,392,080
JPMorgan Chase & Co.	1,123,800	74,204,514
PNC Financial Services Group, Inc. (The)	408,900	38,972,259
Wells Fargo & Co.	1,345,000	73,114,200
Total		260,112,603
Consumer Finance 1.9%
Capital One Financial Corp.	506,700	36,573,606

Common Stocks (continued)

Issuer	Shares	Value ($)
Insurance 10.0%
Hartford Financial Services Group, Inc. (The)	940,600	40,878,476
MetLife, Inc.	1,544,700	74,469,987
Travelers Companies, Inc. (The)	658,600	74,329,596
Total		189,678,059
Total Financials		486,364,268
HEALTH CARE 11.6%
Biotechnology 3.8%
AbbVie, Inc.	641,900	38,026,156
Gilead Sciences, Inc.	345,222	34,933,014
Total		72,959,170
Health Care Providers & Services 2.0%
Quest Diagnostics, Inc.	521,092	37,070,485
Pharmaceuticals 5.8%
Johnson & Johnson	367,300	37,729,056
Pfizer, Inc.	1,090,600	35,204,568
Teva Pharmaceutical Industries Ltd., ADR	581,100	38,143,404
Total		111,077,028
Total Health Care		221,106,683
INDUSTRIALS 5.5%
Aerospace & Defense 2.0%
United Technologies Corp.	393,300	37,784,331
Electrical Equipment 1.7%
Eaton Corp. PLC	638,000	33,201,520
Road & Rail 1.8%
Ryder System, Inc.	605,200	34,393,516
Total Industrials		105,379,367
INFORMATION TECHNOLOGY 11.2%
Communications Equipment 2.1%
Cisco Systems, Inc.	1,449,700	39,366,603
IT Services 3.9%
International Business Machines Corp.	544,900	74,989,138
Semiconductors & Semiconductor Equipment 1.5%
Intel Corp.	818,700	28,204,215
Software 1.9%
CA, Inc.	1,264,500	36,114,120

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — NFJ Dividend Value Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 1.8%
Apple, Inc.	319,500	33,630,570
Total Information Technology		212,304,646
MATERIALS 3.6%
Chemicals 1.8%
Celanese Corp., Class A	521,100	35,085,663
Paper & Forest Products 1.8%
International Paper Co.	898,500	33,873,450
Total Materials		68,959,113
TELECOMMUNICATION SERVICES 6.3%
Diversified Telecommunication Services 6.3%
AT&T, Inc.	2,304,700	79,304,727
Verizon Communications, Inc.	893,500	41,297,570
Total		120,602,297
Total Telecommunication Services		120,602,297
UTILITIES 3.8%
Electric Utilities 2.0%
American Electric Power Co., Inc.	650,700	37,916,289

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 1.8%
Public Service Enterprise Group, Inc.	872,500	33,757,025
Total Utilities		71,673,314
Total Common Stocks (Cost: $1,721,926,637)		1,784,292,021

Money Market Funds 6.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(a)(b)	118,873,688	118,873,688
Total Money Market Funds (Cost: $118,873,688)		118,873,688
Total Investments (Cost: $1,840,800,325)		1,903,165,709
Other Assets & Liabilities, Net		(265,542)
Net Assets		1,902,900,167

Notes to Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	73,469,158	552,152,186	(506,747,656)	118,873,688	81,762	118,873,688

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — NFJ Dividend Value Fund

December 31, 2015

Fair Value Measurements (continued)

investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — NFJ Dividend Value Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	145,205,917	—	—	145,205,917
Consumer Staples	111,303,046	—	—	111,303,046
Energy	241,393,370	—	—	241,393,370
Financials	486,364,268	—	—	486,364,268
Health Care	221,106,683	—	—	221,106,683
Industrials	105,379,367	—	—	105,379,367
Information Technology	212,304,646	—	—	212,304,646
Materials	68,959,113	—	—	68,959,113
Telecommunication Services	120,602,297	—	—	120,602,297
Utilities	71,673,314	—	—	71,673,314
Total Common Stocks	1,784,292,021	—	—	1,784,292,021
Money Market Funds	—	118,873,688	—	118,873,688
Total Investments	1,784,292,021	118,873,688	—	1,903,165,709

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	73,469,158	73,469,158	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 99.0%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 22.7%
Auto Components 1.0%
Delphi Automotive PLC	167,700	14,376,921
Automobiles 0.7%
Tesla Motors, Inc.(a)	45,850	11,004,459
Hotels, Restaurants & Leisure 2.5%
Hilton Worldwide Holdings, Inc.	502,300	10,749,220
Starbucks Corp.	427,600	25,668,828
Total		36,418,048
Internet & Catalog Retail 7.5%
Amazon.com, Inc.(a)	106,485	71,972,147
Netflix, Inc.(a)	122,680	14,032,138
Priceline Group, Inc. (The)(a)	18,740	23,892,563
Total		109,896,848
Media 1.7%
Walt Disney Co. (The)	231,900	24,368,052
Multiline Retail 0.6%
Dollar Tree, Inc.(a)	109,300	8,440,146
Specialty Retail 4.7%
Home Depot, Inc. (The)	236,950	31,336,637
L Brands, Inc.	177,100	16,969,722
Ulta Salon Cosmetics & Fragrance, Inc.(a)	106,230	19,652,550
Total		67,958,909
Textiles, Apparel & Luxury Goods 4.0%
lululemon athletica, Inc.(a)	203,800	10,693,386
Nike, Inc., Class B	625,400	39,087,500
Under Armour, Inc., Class A(a)	111,200	8,963,832
Total		58,744,718
Total Consumer Discretionary		331,208,101
CONSUMER STAPLES 2.6%
Food & Staples Retailing 2.6%
Costco Wholesale Corp.	110,300	17,813,450
CVS Health Corp.	213,630	20,886,605
Total		38,700,055
Total Consumer Staples		38,700,055

Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY 0.4%
Oil, Gas & Consumable Fuels 0.4%
Concho Resources, Inc.(a)	62,400	5,794,464
Total Energy		5,794,464
FINANCIALS 3.9%
Capital Markets 1.1%
Charles Schwab Corp. (The)	481,900	15,868,967
Consumer Finance 0.5%
LendingClub Corp.(a)	635,200	7,018,960
Diversified Financial Services 0.4%
Moody's Corp.	68,700	6,893,358
Real Estate Investment Trusts (REITs) 1.9%
American Tower Corp.	282,600	27,398,070
Total Financials		57,179,355
HEALTH CARE 21.8%
Biotechnology 8.4%
Alexion Pharmaceuticals, Inc.(a)	158,380	30,210,985
BioMarin Pharmaceutical, Inc.(a)	82,532	8,646,052
Celgene Corp.(a)	329,580	39,470,501
Gilead Sciences, Inc.	196,700	19,904,073
Regeneron Pharmaceuticals, Inc.(a)	15,080	8,186,479
Vertex Pharmaceuticals, Inc.(a)	129,155	16,251,574
Total		122,669,664
Health Care Equipment & Supplies 4.6%
Boston Scientific Corp.(a)	1,095,000	20,191,800
DexCom, Inc.(a)	171,615	14,055,268
Edwards Lifesciences Corp.(a)	183,460	14,489,671
Medtronic PLC	239,800	18,445,416
Total		67,182,155
Health Care Providers & Services 2.5%
UnitedHealth Group, Inc.	313,750	36,909,550
Life Sciences Tools & Services 1.6%
Quintiles Transnational Holdings, Inc.(a)	332,600	22,836,316
Pharmaceuticals 4.7%
Allergan PLC(a)	68,855	21,517,188
Bristol-Myers Squibb Co.	517,500	35,598,825
Zoetis, Inc.	245,950	11,785,924
Total		68,901,937
Total Health Care		318,499,622

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
INDUSTRIALS 4.2%
Airlines 1.6%
Delta Air Lines, Inc.	450,300	22,825,707
Industrial Conglomerates 2.6%
Danaher Corp.	247,800	23,015,664
General Electric Co.	476,500	14,842,975
Total		37,858,639
Total Industrials		60,684,346
INFORMATION TECHNOLOGY 37.8%
Communications Equipment 0.9%
Palo Alto Networks, Inc.(a)	72,500	12,770,150
Internet Software & Services 13.3%
Alibaba Group Holding Ltd., ADR(a)	251,800	20,463,786
Alphabet, Inc., Class A(a)	48,815	37,978,558
Alphabet, Inc., Class C(a)	49,376	37,470,459
CoStar Group, Inc.(a)	69,700	14,406,293
Facebook, Inc., Class A(a)	503,200	52,664,912
LinkedIn Corp., Class A(a)	141,965	31,953,482
Total		194,937,490
IT Services 9.0%
First Data Corp., Class A(a)	1,338,000	21,434,760
MasterCard, Inc., Class A	331,700	32,294,312
PayPal Holdings, Inc.(a)	372,900	13,498,980
Visa, Inc., Class A	838,300	65,010,165
Total		132,238,217
Semiconductors & Semiconductor Equipment 1.5%
Avago Technologies Ltd.	147,300	21,380,595
Software 9.9%
Adobe Systems, Inc.(a)	395,100	37,115,694
Atlassian Corp. PLC, Class A(a)	64,800	1,949,184
Intuit, Inc.	208,650	20,134,725
Microsoft Corp.	255,900	14,197,332

Common Stocks (continued)

Issuer	Shares	Value ($)
Mobileye NV(a)	441,400	18,662,392
Salesforce.com, inc.(a)	331,860	26,017,824
ServiceNow, Inc.(a)	188,300	16,299,248
Workday, Inc., Class A(a)	130,000	10,358,400
Total		144,734,799
Technology Hardware, Storage & Peripherals 3.2%
Apple, Inc.	438,710	46,178,615
Total Information Technology		552,239,866
MATERIALS 4.1%
Chemicals 4.1%
Ecolab, Inc.	200,750	22,961,785
PPG Industries, Inc.	190,400	18,815,328
Sherwin-Williams Co. (The)	70,325	18,256,370
Total		60,033,483
Total Materials		60,033,483
TELECOMMUNICATION SERVICES 1.5%
Wireless Telecommunication Services 1.5%
SBA Communications Corp., Class A(a)	210,900	22,159,263
Total Telecommunication Services		22,159,263
Total Common Stocks (Cost: $1,136,111,107)		1,446,498,555

Money Market Funds 1.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	16,947,288	16,947,288
Total Money Market Funds (Cost: $16,947,288)		16,947,288
Total Investments (Cost: $1,153,058,395)		1,463,445,843
Other Assets & Liabilities, Net		(3,623,115)
Net Assets		1,459,822,728

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

December 31, 2015

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	15,599,846	368,364,592	(367,017,150)	16,947,288	18,227	16,947,288

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

December 31, 2015

Fair Value Measurements (continued)

vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	331,208,101	—	—	331,208,101
Consumer Staples	38,700,055	—	—	38,700,055
Energy	5,794,464	—	—	5,794,464
Financials	57,179,355	—	—	57,179,355
Health Care	318,499,622	—	—	318,499,622
Industrials	60,684,346	—	—	60,684,346
Information Technology	552,239,866	—	—	552,239,866
Materials	60,033,483	—	—	60,033,483
Telecommunication Services	22,159,263	—	—	22,159,263
Total Common Stocks	1,446,498,555	—	—	1,446,498,555
Money Market Funds	—	16,947,288	—	16,947,288
Total Investments	1,446,498,555	16,947,288	—	1,463,445,843

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	15,599,846	15,599,846	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 96.9%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 17.8%
Auto Components 1.6%
Dana Holding Corp.	283,820	3,916,716
Gentherm, Inc.(a)	24,610	1,166,514
Motorcar Parts of America, Inc.(a)	138,937	4,697,460
Total		9,780,690
Diversified Consumer Services 2.4%
2U, Inc.(a)	35,200	984,896
Bright Horizons Family Solutions, Inc.(a)	32,280	2,156,304
Grand Canyon Education, Inc.(a)	55,910	2,243,109
Service Corp. International	347,998	9,054,908
Total		14,439,217
Hotels, Restaurants & Leisure 3.6%
Diamond Resorts International, Inc.(a)	170,648	4,353,231
Fiesta Restaurant Group, Inc.(a)	106,727	3,586,027
Fogo De Chao, Inc.(a)	104,633	1,586,236
Habit Restaurants, Inc. (The), Class A(a)	112,630	2,597,248
Jack in the Box, Inc.	51,920	3,982,783
Planet Fitness, Inc., Class A(a)	42,300	661,149
Red Robin Gourmet Burgers, Inc.(a)	46,368	2,862,761
Wingstop, Inc.(a)	58,600	1,336,666
Zoe's Kitchen, Inc.(a)	28,384	794,184
Total		21,760,285
Household Durables 1.6%
Tempur Sealy International, Inc.(a)	141,430	9,965,158
Internet & Catalog Retail 0.4%
Expedia, Inc.(b)	—	1
Shutterfly, Inc.(a)	60,674	2,703,633
Total		2,703,634
Leisure Products 2.3%
MCBC Holdings, Inc.(a)	57,984	794,381
Sturm Ruger & Co., Inc.	94,377	5,625,813
Vista Outdoor, Inc.(a)	172,716	7,687,589
Total		14,107,783
Media 0.7%
IMAX Corp.(a)	71,810	2,552,128
National CineMedia, Inc.	102,830	1,615,459
Total		4,167,587

Common Stocks (continued)

Issuer	Shares	Value ($)
Multiline Retail 0.2%
Burlington Stores, Inc.(a)	33,963	1,457,013
Specialty Retail 3.7%
American Eagle Outfitters, Inc.	183,473	2,843,831
Boot Barn Holdings, Inc.(a)	103,336	1,269,999
Cabela's, Inc.(a)	156,320	7,304,834
Caleres, Inc.	113,124	3,033,986
Children's Place, Inc. (The)	38,735	2,138,172
Five Below, Inc.(a)	22,526	723,085
Lithia Motors, Inc., Class A	30,100	3,210,767
Sportsman's Warehouse Holdings, Inc.(a)	164,038	2,116,090
Total		22,640,764
Textiles, Apparel & Luxury Goods 1.3%
Deckers Outdoor Corp.(a)	88,000	4,153,600
G-III Apparel Group Ltd.(a)	91,333	4,042,398
Total		8,195,998
Total Consumer Discretionary		109,218,129
CONSUMER STAPLES 2.6%
Food & Staples Retailing 1.6%
PriceSmart, Inc.	94,521	7,844,298
Smart & Final Stores, Inc.(a)	123,755	2,253,578
Total		10,097,876
Household Products 1.0%
Energizer Holdings, Inc.	177,830	6,056,890
Total Consumer Staples		16,154,766
ENERGY 2.8%
Energy Equipment & Services 1.2%
Atwood Oceanics, Inc.	240,486	2,460,172
Superior Energy Services, Inc.	332,650	4,480,795
Total		6,940,967
Oil, Gas & Consumable Fuels 1.6%
Carrizo Oil & Gas, Inc.(a)	36,130	1,068,725
Diamondback Energy, Inc.(a)	24,966	1,670,226
Matador Resources Co.(a)	54,616	1,079,758
PDC Energy, Inc.(a)	30,110	1,607,272
RSP Permian, Inc.(a)	79,245	1,932,786
World Fuel Services Corp.	68,344	2,628,510
Total		9,987,277
Total Energy		16,928,244

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
FINANCIALS 11.8%
Banks 1.4%
Bank of the Ozarks, Inc.	57,683	2,853,001
FCB Financial Holdings, Inc., Class A(a)	107,729	3,855,621
Western Alliance Bancorp(a)	53,554	1,920,447
Total		8,629,069
Capital Markets 2.4%
Eaton Vance Corp.	115,234	3,737,039
Evercore Partners, Inc., Class A	80,856	4,371,884
Financial Engines, Inc.	41,750	1,405,723
Waddell & Reed Financial, Inc., Class A	176,128	5,047,828
Total		14,562,474
Consumer Finance 0.1%
PRA Group, Inc.(a)	16,560	574,466
Diversified Financial Services 1.4%
MarketAxess Holdings, Inc.	77,801	8,681,814
Insurance 1.5%
MBIA, Inc.(a)	456,239	2,956,429
White Mountains Insurance Group Ltd.	8,534	6,202,596
Total		9,159,025
Real Estate Investment Trusts (REITs) 3.4%
Corrections Corp. of America	238,554	6,319,295
CubeSmart	86,530	2,649,549
CyrusOne, Inc.	86,274	3,230,961
First Industrial Realty Trust, Inc.	384,146	8,501,151
Total		20,700,956
Real Estate Management & Development 1.1%
Alexander & Baldwin, Inc.	144,265	5,093,997
Tejon Ranch Co.(a)	104,295	1,997,249
Total		7,091,246
Thrifts & Mortgage Finance 0.5%
LendingTree, Inc.(a)	34,290	3,061,411
Total Financials		72,460,461
HEALTH CARE 19.8%
Biotechnology 3.7%
ACADIA Pharmaceuticals, Inc.(a)	107,051	3,816,368
Aduro Biotech, Inc.(a)	21,337	600,423
Anacor Pharmaceuticals, Inc.(a)	21,805	2,463,311
Exact Sciences Corp.(a)	21,948	202,580

Common Stocks (continued)

Issuer	Shares	Value ($)
Ligand Pharmaceuticals, Inc.(a)	32,230	3,494,376
Neurocrine Biosciences, Inc.(a)	48,539	2,745,851
PTC Therapeutics, Inc.(a)	45,880	1,486,512
Radius Health, Inc.(a)	33,920	2,087,437
Repligen Corp.(a)	68,130	1,927,398
Sage Therapeutics, Inc.(a)	10,882	634,421
Ultragenyx Pharmaceutical, Inc.(a)	30,291	3,398,044
Total		22,856,721
Health Care Equipment & Supplies 6.3%
ABIOMED, Inc.(a)	21,100	1,904,908
Align Technology, Inc.(a)	18,520	1,219,542
AtriCure, Inc.(a)	102,048	2,289,957
Cerus Corp.(a)	242,960	1,535,507
ConforMIS, Inc.(a)	63,823	1,103,500
Cynosure Inc., Class A(a)	94,218	4,208,718
DexCom, Inc.(a)	22,073	1,807,779
Endologix, Inc.(a)	191,307	1,893,939
Entellus Medical, Inc.(a)	60,800	1,025,088
Glaukos Corp.(a)	67,576	1,668,451
Greatbatch, Inc.(a)	67,981	3,569,003
Inogen, Inc.(a)	65,800	2,637,922
Natus Medical, Inc.(a)	44,200	2,123,810
Nevro Corp.(a)	43,046	2,906,035
NxStage Medical, Inc.(a)	177,257	3,883,701
Spectranetics Corp. (The)(a)	229,005	3,448,815
Zeltiq Aesthetics, Inc.(a)	48,500	1,383,705
Total		38,610,380
Health Care Providers & Services 6.7%
AAC Holdings, Inc.(a)	29,418	560,707
Acadia Healthcare Co., Inc.(a)	211,149	13,188,367
Adeptus Health, Inc., Class A(a)	17,383	947,721
Civitas Solutions, Inc.(a)	105,862	3,047,767
Diplomat Pharmacy, Inc.(a)	74,405	2,546,139
ExamWorks Group, Inc.(a)	123,720	3,290,952
HealthEquity, Inc.(a)	155,687	3,903,073
Team Health Holdings, Inc.(a)	83,692	3,673,242
Teladoc, Inc.(a)	84,617	1,519,721
Tenet Healthcare Corp.(a)	192,387	5,829,326
WellCare Health Plans, Inc.(a)	35,759	2,796,712
Total		41,303,727

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Technology 0.4%
HMS Holdings Corp.(a)	168,926	2,084,547
Life Sciences Tools & Services 1.0%
ICON PLC(a)	29,300	2,276,610
INC Research Holdings, Inc. Class A(a)	84,639	4,105,838
Total		6,382,448
Pharmaceuticals 1.7%
Akorn, Inc.(a)	64,273	2,398,026
Cempra, Inc.(a)	40,775	1,269,326
Dermira, Inc.(a)	74,790	2,588,482
Intersect ENT, Inc.(a)	138,595	3,118,387
Pacira Pharmaceuticals, Inc.(a)	14,300	1,098,097
Total		10,472,318
Total Health Care		121,710,141
INDUSTRIALS 13.6%
Aerospace & Defense 2.1%
Orbital ATK, Inc.	144,435	12,903,823
Air Freight & Logistics 0.2%
XPO Logistics, Inc.(a)	37,808	1,030,268
Building Products 2.3%
Apogee Enterprises, Inc.	98,575	4,288,998
NCI Building Systems, Inc.(a)	211,780	2,628,190
USG Corp.(a)	288,170	6,999,649
Total		13,916,837
Commercial Services & Supplies 0.5%
Knoll, Inc.	84,620	1,590,856
Multi-Color Corp.	28,900	1,728,509
Total		3,319,365
Construction & Engineering 0.7%
Dycom Industries, Inc.(a)	31,570	2,208,637
Primoris Services Corp.	99,779	2,198,132
Total		4,406,769
Machinery 0.5%
CLARCOR, Inc.	18,963	942,082
John Bean Technologies Corp.	25,000	1,245,750
Milacron Holdings Corp.(a)	98,660	1,234,237
Total		3,422,069

Common Stocks (continued)

Issuer	Shares	Value ($)
Marine 1.0%
Matson, Inc.	151,845	6,473,152
Professional Services 3.0%
CEB, Inc.	7,956	488,419
Huron Consulting Group, Inc.(a)	33,497	1,989,722
On Assignment, Inc.(a)	181,532	8,159,863
Wageworks, Inc.(a)	169,874	7,707,183
Total		18,345,187
Road & Rail 1.5%
Genesee & Wyoming, Inc., Class A(a)	43,971	2,360,803
Landstar System, Inc.	95,750	5,615,738
Swift Transportation Co.(a)	79,320	1,096,202
Total		9,072,743
Trading Companies & Distributors 1.8%
GATX Corp.	130,470	5,551,498
Kaman Corp.	76,450	3,119,925
MRC Global, Inc.(a)	181,240	2,337,996
Total		11,009,419
Total Industrials		83,899,632
INFORMATION TECHNOLOGY 24.0%
Communications Equipment 0.9%
Ciena Corp.(a)	96,380	1,994,102
Infinera Corp.(a)	207,013	3,751,076
Total		5,745,178
Internet Software & Services 5.4%
Cornerstone OnDemand, Inc.(a)	195,156	6,738,737
Demandware, Inc.(a)	84,790	4,576,116
Envestnet, Inc.(a)	150,193	4,483,261
Hortonworks, Inc.(a)	32,710	716,349
LogMeIn, Inc.(a)	31,070	2,084,797
Marketo, Inc.(a)	80,965	2,324,505
Q2 Holdings, Inc.(a)	153,318	4,042,996
SPS Commerce, Inc.(a)	97,845	6,869,697
Xactly Corp.(a)	125,211	1,068,050
Total		32,904,508
IT Services 2.8%
DST Systems, Inc.	68,110	7,768,627
Euronet Worldwide, Inc.(a)	26,370	1,909,979
InterXion Holding NV(a)	131,010	3,949,951

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
MAXIMUS, Inc.	11,240	632,250
VeriFone Systems, Inc.(a)	92,615	2,595,072
Total		16,855,879
Semiconductors & Semiconductor Equipment 2.0%
Cavium, Inc.(a)	29,770	1,956,187
Integrated Device Technology, Inc.(a)	78,879	2,078,462
M/A-COM Technology Solutions Holdings, Inc.(a)	56,322	2,303,007
Monolithic Power Systems, Inc.	25,700	1,637,347
SunPower Corp.(a)	64,317	1,930,153
Synaptics, Inc.(a)	30,960	2,487,326
Total		12,392,482
Software 12.9%
Callidus Software, Inc.(a)	194,638	3,614,428
CyberArk Software Ltd.(a)	66,000	2,979,240
Ebix, Inc.	90,000	2,951,100
FleetMatics Group PLC(a)	52,410	2,661,904
Globant SA(a)	57,143	2,143,434
Guidewire Software, Inc.(a)	79,142	4,761,183
HubSpot, Inc.(a)	63,741	3,589,256
Imperva, Inc.(a)	78,429	4,965,340
Paycom Software, Inc.(a)	136,843	5,149,402
Paylocity Holding Corp.(a)	95,098	3,856,224
Proofpoint, Inc.(a)	203,577	13,234,541
QLIK Technologies, Inc.(a)	359,265	11,374,330
Qualys, Inc.(a)	53,290	1,763,366
Rapid7, Inc.(a)	65,914	997,279
RingCentral, Inc., Class A(a)	153,250	3,613,635
Synchronoss Technologies, Inc.(a)	145,020	5,109,054
Tyler Technologies, Inc.(a)	10,642	1,855,113
Ultimate Software Group, Inc. (The)(a)	9,950	1,945,324
Zendesk, Inc.(a)	111,607	2,950,889
Total		79,515,042
Total Information Technology		147,413,089
MATERIALS 4.5%
Chemicals 3.4%
NewMarket Corp.	30,315	11,541,830
Olin Corp.	349,700	6,035,822

Common Stocks (continued)

Issuer	Shares	Value ($)
PolyOne Corp.	54,236	1,722,535
Tredegar Corp.	135,259	1,842,228
Total		21,142,415
Construction Materials 0.2%
Headwaters, Inc.(a)	55,215	931,477
Containers & Packaging 0.5%
Berry Plastics Group, Inc.(a)	88,732	3,210,324
Paper & Forest Products 0.4%
Boise Cascade Co.(a)	83,966	2,143,652
Total Materials		27,427,868
Total Common Stocks (Cost: $556,717,977)		595,212,330

Warrants —%

ENERGY —%
Oil, Gas & Consumable Fuels —%
Magnum Hunter Resources Corp.(a)(c)(d)	44,756	—
Total Energy		—
FINANCIALS —%
Real Estate Management & Development —%
Tejon Ranch Co.(a)(d)	14,419	110
Total Financials		110
Total Warrants (Cost: $110,963)		110

Money Market Funds 3.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(e)(f)	21,708,616	21,708,616
Total Money Market Funds (Cost: $21,708,616)		21,708,616
Total Investments (Cost: $578,537,556)		616,921,056
Other Assets & Liabilities, Net		(2,415,259)
Net Assets		614,505,797

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2015

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents fractional shares.

(c)  Negligible market value.

(d)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at December 31, 2015 was $110, which represents less than 0.01% of net assets. Information concerning such security holdings at December 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Magnum Hunter Resources Corp.	11/19/2012 - 02/28/2013	42,178
Tejon Ranch Co.	06/14/2010 - 11/30/2012	68,785

(e)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	12,010,402	281,105,484	(271,407,270)	21,708,616	27,310	21,708,616

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2015

Fair Value Measurements (continued)

various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)		Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	109,218,129	—		—	109,218,129
Consumer Staples	16,154,766	—		—	16,154,766
Energy	16,928,244	—		—	16,928,244
Financials	72,460,461	—		—	72,460,461
Health Care	121,710,141	—		—	121,710,141
Industrials	83,899,632	—		—	83,899,632
Information Technology	147,413,089	—		—	147,413,089
Materials	27,427,868	—		—	27,427,868
Total Common Stocks	595,212,330	—		—	595,212,330
Warrants
Energy	—	0	(a)	—	0	(a)
Financials	110	—		—	110
Total Warrants	110	0	(a)	—	110
Money Market Funds	—	21,708,616		—	21,708,616
Total Investments	595,212,440	21,708,616		—	616,921,056

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Partners Small Cap Growth Fund

December 31, 2015

Fair Value Measurements (continued)

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	12,010,402	12,010,402	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 94.9%

Issuer	Shares	Value ($)
AUSTRALIA 6.4%
AMP Ltd.	2,508,129	10,567,942
Ansell Ltd.	277,185	4,295,594
Australia and New Zealand Banking Group Ltd.	952,279	19,216,794
Brambles Ltd.	713,969	5,979,420
Challenger Ltd.	987,039	6,220,697
Flight Centre Travel Group Ltd.	282,997	8,161,837
Incitec Pivot Ltd.	2,820,871	8,060,457
Insurance Australia Group Ltd.	693,745	2,786,089
James Hardie Industries PLC	905,520	11,416,740
Macquarie Group Ltd.	254,193	15,206,582
Rio Tinto Ltd.	185,089	5,985,694
Santos Ltd.	2,066,102	5,502,995
Seek Ltd.	456,584	5,081,853
Telstra Corp., Ltd.	3,534,094	14,361,488
Westfield Corp.	1,190,387	8,189,764
Westpac Banking Corp.	514,476	12,470,784
Woolworths Ltd.	314,217	5,575,002
Total		149,079,732
AUSTRIA 0.6%
Andritz AG	114,172	5,556,552
Erste Group Bank AG(a)	274,856	8,600,262
Total		14,156,814
BELGIUM 1.6%
Anheuser-Busch InBev SA/NV	246,493	30,675,372
KBC Groep NV	119,168	7,451,118
Total		38,126,490
DENMARK 1.7%
Danske Bank A/S	480,410	12,890,507
Novo Nordisk A/S, Class B	443,118	25,655,738
Total		38,546,245
FINLAND 0.4%
Sampo OYJ, Class A	175,868	8,930,971
FRANCE 10.5%
Accor SA	94,645	4,099,070
AXA SA	681,982	18,634,184
Cie de Saint-Gobain	267,307	11,583,822
Common Stocks (continued)

Issuer	Shares	Value ($)
Danone SA	199,429	13,476,112
Edenred	310,338	5,866,336
Iliad SA	22,492	5,361,604
L'Oreal SA	45,644	7,677,541
LVMH Moet Hennessy Louis Vuitton SE	63,731	10,010,243
Orange SA	740,815	12,390,670
Renault SA	125,417	12,553,675
Rexel SA	527,168	7,019,649
Safran SA	151,242	10,390,743
Sanofi	391,324	33,349,318
Societe Generale SA	388,441	17,900,194
Suez Environnement Co.	635,196	11,880,283
Total SA	789,184	35,380,216
Valeo SA	29,827	4,598,568
Vivendi SA	568,332	12,206,093
Zodiac Aerospace	361,284	8,602,288
Total		242,980,609
GERMANY 7.2%
Adidas AG	116,673	11,324,172
Axel Springer SE	80,853	4,496,272
Bayer AG, Registered Shares	166,312	20,770,767
Beiersdorf AG	94,727	8,609,866
Continental AG	86,109	20,830,622
Deutsche Boerse AG	69,740	6,130,229
Deutsche Telekom AG, Registered Shares	1,138,918	20,455,705
E.ON SE	1,496,230	14,366,810
Fresenius SE & Co. KGaA	239,027	17,026,426
OSRAM Licht AG	11,613	485,180
ProSiebenSat.1 Media AG	179,570	9,059,542
Rocket Internet SE(a)	191,115	5,822,045
SAP SE	51,720	4,104,146
Symrise AG	122,202	8,089,581
Telefonica Deutschland Holding AG	1,130,967	5,965,493
United Internet AG	162,244	8,920,034
Total		166,456,890
HONG KONG 3.1%
AIA Group Ltd.	3,032,800	18,121,232
Cheung Kong Property Holding Ltd.	910,816	5,892,055
CK Hutchison Holdings Ltd.	1,016,816	13,667,968

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Hang Seng Bank Ltd.	496,000	9,400,864
HKT Trust & HKT Ltd.	4,331,920	5,533,643
Hongkong Land Holdings Ltd.	560,900	3,916,645
Hysan Development Co., Ltd.	661,000	2,700,624
MGM China Holdings Ltd.	354,784	440,951
Sino Land Co., Ltd.	2,226,000	3,242,738
Techtronic Industries Co., Ltd.	2,427,500	9,827,114
Total		72,743,834
IRELAND 1.3%
Bank of Ireland(a)	7,341,100	2,687,983
CRH PLC	148,979	4,296,397
Shire PLC	339,337	23,281,031
Total		30,265,411
ISRAEL 1.3%
Bezeq Israeli Telecommunication Corp., Ltd. (The)	1,588,740	3,499,229
Teva Pharmaceutical Industries Ltd.	68,100	4,454,241
Teva Pharmaceutical Industries Ltd., ADR	347,334	22,799,004
Total		30,752,474
ITALY 2.5%
Assicurazioni Generali SpA	495,633	9,053,574
Finmeccanica SpA(a)	1,080,958	15,029,921
Intesa Sanpaolo SpA	6,101,450	20,262,914
Telecom Italia SpA(a)	7,712,714	9,774,433
Unione di Banche Italiane SpA	673,398	4,499,276
Total		58,620,118
JAPAN 22.2%
Acom Co., Ltd.(a)	537,100	2,529,210
Aeon Mall Co., Ltd.	229,460	3,935,726
Asahi Group Holdings Ltd.	247,600	7,750,972
Astellas Pharma, Inc.	1,250,900	17,807,519
Bridgestone Corp.	239,100	8,201,469
Casio Computer Co., Ltd.	188,800	4,413,530
Daicel Corp.	305,400	4,544,934
Denso Corp.	116,000	5,543,118
Dentsu, Inc.	116,900	6,395,857
Don Quijote Holdings Co., Ltd.	99,800	3,504,850
East Japan Railway Co.	220,500	20,763,591

Common Stocks (continued)

Issuer	Shares	Value ($)
Fast Retailing Co., Ltd.	8,900	3,113,322
Glory Ltd.	98,800	3,033,328
Hitachi Ltd.	2,094,000	11,865,391
Hitachi Metals Ltd.	304,500	3,756,983
Hoya Corp.	384,200	15,710,930
IHI Corp.	1,892,000	5,222,863
Isuzu Motors Ltd.	403,200	4,343,528
ITOCHU Corp.	596,800	7,059,219
Japan Tobacco, Inc.	496,500	18,228,387
JSR Corp.	319,600	4,980,759
Kansai Electric Power Co., Inc. (The)(a)	709,700	8,509,158
KDDI Corp.	793,300	20,602,156
Keyence Corp.	17,800	9,782,972
Konica Minolta, Inc.	494,000	4,947,500
Leopalace21 Corp.(a)	1,141,700	6,179,721
Mabuchi Motor Co., Ltd.	28,000	1,517,458
Makita Corp.	149,200	8,597,897
Minebea Co., Ltd.	422,000	3,613,151
Miraca Holdings, Inc.	126,600	5,570,595
MISUMI Group, Inc.	505,400	6,981,421
Mitsubishi Heavy Industries Ltd.	553,000	2,417,994
Mitsubishi UFJ Financial Group, Inc.	4,848,000	30,029,719
Mitsui Chemicals, Inc.	1,135,000	5,033,735
Mitsui Fudosan Co., Ltd.	348,000	8,734,065
NEC Corp.	1,349,000	4,274,334
NGK Insulators Ltd.	231,000	5,206,785
Nidec Corp.	104,400	7,570,669
Nippon Prologis REIT, Inc.	1,358	2,456,533
Nippon Telegraph & Telephone Corp.	208,200	8,285,968
Nitori Co., Ltd.	61,900	5,198,478
Nomura Research Institute Ltd.	128,080	4,918,756
Olympus Corp.	374,000	14,723,883
ORIX Corp.	1,291,400	18,116,358
Seven & I Holdings Co., Ltd.	283,600	12,984,502
Seven Bank Ltd.	1,593,200	6,986,975
Shinsei Bank Ltd.	2,071,000	3,811,241
SoftBank Group Corp.	302,700	15,277,392
Sony Corp.	570,400	14,018,604
Sony Financial Holdings, Inc.	292,700	5,235,597
Sumitomo Chemical Co., Ltd.	1,880,000	10,797,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Sumitomo Mitsui Financial Group, Inc.	298,700	11,273,251
Suzuki Motor Corp.	305,600	9,285,295
Taisei Corp.	787,000	5,183,944
Taiyo Yuden Co., Ltd.	213,900	2,958,181
TDK Corp.	64,600	4,137,238
Tokio Marine Holdings, Inc.	99,100	3,827,701
TOTO Ltd.	110,700	3,889,116
Toyota Motor Corp.	551,400	33,954,672
Trend Micro, Inc.	218,200	8,853,931
Yamaha Motor Co., Ltd.	372,100	8,340,736
Total		516,790,188
NETHERLANDS 2.9%
ABN AMRO Bank NV(a)(b)	257,267	5,779,019
Altice NV, Class A(a)	404,524	5,811,914
Altice NV, Class B(a)	211,861	3,087,962
ING Groep NV-CVA	813,373	11,004,965
Koninklijke Philips NV	450,083	11,488,038
RELX NV	319,938	5,388,491
Unilever NV-CVA	556,427	24,251,371
Total		66,811,760
NEW ZEALAND 0.1%
Ryman Healthcare Ltd.	353,000	2,048,647
NORWAY 0.7%
Statoil ASA	534,495	7,454,481
Yara International ASA	211,317	9,088,378
Total		16,542,859
SINGAPORE 0.7%
CapitaLand Ltd.	1,546,400	3,634,798
United Overseas Bank Ltd.	926,593	12,774,766
Total		16,409,564
SPAIN 2.1%
Amadeus IT Holding SA, Class A	248,885	10,969,518
Bankinter SA	745,307	5,285,208
Iberdrola SA	2,022,157	14,335,015
Industria de Diseno Textil SA	294,209	10,107,293
Red Electrica Corp. SA	65,383	5,461,419
Telefonica SA	312,660	3,468,627
Total		49,627,080

Common Stocks (continued)

Issuer	Shares	Value ($)
SWEDEN 4.2%
Alfa Laval AB	813,006	14,842,288
Hennes & Mauritz AB, Class B	402,407	14,313,733
Lundin Petroleum AB(a)	513,821	7,414,119
Nordea Bank AB	1,865,941	20,472,655
Sandvik AB	1,059,238	9,233,386
Svenska Cellulosa AB, Class B	497,000	14,403,117
Swedbank AB, Class A	526,352	11,592,156
TeliaSonera AB	986,987	4,901,264
Total		97,172,718
SWITZERLAND 8.0%
Clariant AG, Registered Shares	566,049	10,732,813
Credit Suisse Group AG, Registered Shares	325,462	7,011,091
Julius Baer Group Ltd.	183,325	8,868,743
Nestlé SA, Registered Shares	531,635	39,466,059
Novartis AG, Registered Shares	623,187	53,606,095
Partners Group Holding AG	16,319	5,868,870
Syngenta AG, Registered Shares	62,935	24,632,955
UBS AG	791,215	15,349,153
Zurich Insurance Group AG	82,230	21,124,888
Total		186,660,667
UNITED KINGDOM 17.4%
Amec Foster Wheeler PLC	665,272	4,199,635
Aviva PLC	1,512,778	11,482,705
Barclays Bank PLC	3,118,108	10,036,472
BG Group PLC	1,335,097	19,353,352
BP PLC	1,443,690	7,502,402
British American Tobacco PLC	185,063	10,277,295
British Land Co. PLC (The)	815,133	9,431,797
Capita Group PLC (The)	440,203	7,832,317
Centrica PLC	2,628,480	8,439,978
Croda International PLC	149,887	6,715,677
Diageo PLC	874,624	23,884,022
Direct Line Insurance Group PLC	835,128	5,005,851
GlaxoSmithKline PLC	355,705	7,183,762
Hikma Pharmaceuticals PLC	170,574	5,782,370
HSBC Holdings PLC	3,248,411	25,643,657
Imperial Tobacco Group PLC	516,141	27,261,358
InterContinental Hotels Group PLC	133,872	5,218,138

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
ITV PLC	4,981,110	20,279,849
Lloyds Banking Group PLC	20,450,002	22,004,100
London Stock Exchange Group PLC	230,929	9,342,946
Mondi PLC	260,708	5,110,069
Prudential PLC	515,047	11,603,746
Randgold Resources Ltd.	106,478	6,559,759
Reckitt Benckiser Group PLC	92,362	8,545,918
Rio Tinto PLC	288,681	8,405,026
Rolls-Royce Holdings PLC	831,515	7,043,283
Rolls-Royce Holdings PLC(a)(c)	54,775,317	80,750
Royal Dutch Shell PLC, Class A	1,082,278	24,512,689
Schroders PLC	144,268	6,318,790
St. James's Place PLC	178,253	2,642,008
Taylor Wimpey PLC	5,233,954	15,646,192
Unilever PLC	284,796	12,215,515
Vodafone Group PLC	8,987,279	29,143,650
Weir Group PLC (The)	202,218	2,970,339
Whitbread PLC	76,288	4,944,723
William Hill PLC	683,972	3,991,727
Wolseley PLC	121,471	6,597,441
Total		403,209,308
Total Common Stocks (Cost: $2,233,423,113)		2,205,932,379

Rights —%

Issuer	Shares	Value ($)
ITALY —%
Unione Di Banche Italiane SpA(a)	673,398	1
Total Rights (Cost: $—)		1

Money Market Funds 5.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(d)(e)	116,483,103	116,483,103
Total Money Market Funds (Cost: $116,483,103)		116,483,103
Total Investments (Cost: $2,349,906,216)		2,322,415,483
Other Assets & Liabilities, Net		2,886,497
Net Assets		2,325,301,980

At December 31, 2015, cash totaling $3,564,000 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
mini MSCI EAFE	1,080	USD	91,702,800	03/2016	1,761,919	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2015

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2015, the value of these securities amounted to $5,779,019 or 0.25% of net assets.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2015, the value of these securities amounted to $80,750, which represents less than 0.01% of net assets.

(d)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	100,943,567	917,047,819	(901,508,283)	116,483,103	170,031	116,483,103

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2015

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	149,079,732	—	149,079,732
Austria	—	14,156,814	—	14,156,814
Belgium	—	38,126,490	—	38,126,490
Denmark	—	38,546,245	—	38,546,245
Finland	—	8,930,971	—	8,930,971
France	—	242,980,609	—	242,980,609
Germany	—	166,456,890	—	166,456,890
Hong Kong	—	72,743,834	—	72,743,834
Ireland	—	30,265,411	—	30,265,411
Israel	22,799,004	7,953,470	—	30,752,474
Italy	—	58,620,118	—	58,620,118
Japan	—	516,790,188	—	516,790,188
Netherlands	—	66,811,760	—	66,811,760
New Zealand	—	2,048,647	—	2,048,647
Norway	—	16,542,859	—	16,542,859

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Pyramis® International Equity Fund

December 31, 2015

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Singapore	—	16,409,564	—	16,409,564
Spain	—	49,627,080	—	49,627,080
Sweden	—	97,172,718	—	97,172,718
Switzerland	—	186,660,667	—	186,660,667
United Kingdom	—	403,128,558	80,750	403,209,308
Total Common Stocks	22,799,004	2,183,052,625	80,750	2,205,932,379
Rights
Italy	—	1	—	1
Money Market Funds	—	116,483,103	—	116,483,103
Total Investments	22,799,004	2,299,535,729	80,750	2,322,415,483
Derivatives
Assets
Futures Contracts	1,761,919	—	—	1,761,919
Total	24,560,923	2,299,535,729	80,750	2,324,177,402

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	100,943,567	100,943,567	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks are valued using the income approach and utilize future cash flow estimates from the underlying assets. Significant increases (decreases) to this input would result in a significantly lower (higher) fair value measurement.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 19.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AIRLINES 0.7%
America West Airlines Pass-Through Trust 04/02/21	7.100%	2,464,595	2,686,408
American Airlines Pass-Through Trust 01/31/21	5.250%	2,170,068	2,305,698
01/15/23	4.950%	3,434,870	3,640,962
Continental Airlines Pass-Through Trust 06/15/21	6.703%	619,550	644,331
04/19/22	5.983%	9,494,862	10,485,177
Guanay Finance Ltd.(a) 12/15/20	6.000%	1,500,000	1,481,250
Total			21,243,826
APARTMENT REIT 0.1%
Post Apartment Homes LP 12/01/22	3.375%	2,315,000	2,243,659
AUTOMOTIVE 0.6%
Ford Motor Credit Co. LLC 05/09/16	1.700%	2,000,000	2,001,960
12/15/16	8.000%	800,000	845,697
Ford Motor Credit Co. LLC(b) 01/09/18	1.259%	7,000,000	6,929,748
General Motors Financial Co., Inc. 07/10/17	2.625%	3,525,000	3,535,751
09/25/17	3.000%	4,000,000	4,013,660
Nemak SAB de CV(a) 02/28/23	5.500%	1,000,000	1,002,500
Total			18,329,316
BANKING 5.7%
Bank of America Corp. 08/01/16	6.500%	6,000,000	6,174,996
10/19/20	2.625%	7,000,000	6,911,947
04/01/44	4.875%	4,075,000	4,219,475
Bank of America Corp.(b) 04/01/19	1.482%	6,000,000	5,957,580
Subordinated 12/01/26	1.064%	1,000,000	847,618
Bank of America NA Subordinated 06/15/17	6.100%	3,850,000	4,067,764
Bank of America NA(b)
Subordinated 06/15/16	0.792%	3,500,000	3,498,376
06/15/17	0.812%	3,150,000	3,124,627
Barclays PLC 08/17/45	5.250%	3,275,000	3,338,027

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Capital One Bank NA 07/23/21	2.950%	8,000,000	7,927,752
Chase Capital VI Junior Subordinated(b) 08/01/28	0.954%	3,000,000	2,535,000
Citigroup, Inc. 07/29/19	2.500%	8,000,000	7,987,944
Citigroup, Inc.(b) 04/08/19	1.088%	8,000,000	7,946,632
Credit Suisse Group Funding Ltd.(a) 12/10/20	3.125%	7,940,000	7,903,937
09/15/22	3.800%	2,500,000	2,498,028
Discover Bank 11/13/18	2.600%	3,295,000	3,297,701
06/04/20	3.100%	5,000,000	5,016,650
Goldman Sachs Group, Inc. (The) 04/01/18	6.150%	5,000,000	5,429,580
07/08/24	3.850%	2,750,000	2,807,118
Goldman Sachs Group, Inc. (The)(b) 12/15/17	1.312%	2,000,000	2,000,852
11/29/23	2.012%	4,275,000	4,299,526
HBOS PLC Subordinated(a) 05/21/18	6.750%	1,000,000	1,090,654
ICICI Bank Ltd. Junior Subordinated(b) 04/30/22	6.375%	800,000	817,591
JPMorgan Chase & Co. 07/05/16	3.150%	3,850,000	3,889,797
10/29/20	2.550%	7,605,000	7,523,695
05/13/24	3.625%	2,800,000	2,841,493
Subordinated 09/10/24	3.875%	2,500,000	2,486,860
JPMorgan Chase Bank NA Subordinated 10/01/17	6.000%	3,033,000	3,242,762
JPMorgan Chase Bank NA(b)
Subordinated 06/13/16	0.832%	11,070,000	11,053,550
Lloyds Banking Group PLC Subordinated 11/04/24	4.500%	2,000,000	2,030,254
Macquarie Bank Ltd.(a) Subordinated 04/07/21	6.625%	3,174,000	3,555,772
Macquarie Bank Ltd.(a)(b) 06/15/16	0.962%	8,000,000	7,994,112
Morgan Stanley 01/09/17	5.450%	4,450,000	4,619,314
05/13/19	7.300%	5,000,000	5,743,545

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/23/24	3.700%	1,000,000	1,004,809
07/23/25	4.000%	2,000,000	2,059,548
01/27/45	4.300%	2,550,000	2,432,975
Royal Bank of Scotland Group PLC 03/31/17	1.875%	3,000,000	2,987,445
10/21/19	6.400%	4,000,000	4,437,916
UBS AG 08/14/19	2.375%	6,000,000	5,992,980
UBS Group Funding Jersey Ltd.(a) 09/24/25	4.125%	2,185,000	2,172,827
Wells Fargo & Co. 07/22/20	2.600%	4,065,000	4,065,248
Total			179,834,277
CABLE AND SATELLITE 0.6%
Altice US Finance I Corp.(a) 07/15/23	5.375%	605,000	606,513
CCO Holdings LLC/Capital Corp. 09/01/23	5.750%	1,468,000	1,504,700
CCO Holdings LLC/Capital Corp.(a) 05/01/23	5.125%	2,000,000	2,000,000
CCO Safari II LLC(a) 10/23/45	6.484%	7,130,000	7,141,686
CSC Holdings LLC 06/01/24	5.250%	1,750,000	1,535,625
DISH DBS Corp. 06/01/21	6.750%	1,640,000	1,652,300
Neptune Finco Corp.(a) 10/15/25	6.625%	3,280,000	3,403,000
Total			17,843,824
DIVERSIFIED MANUFACTURING 0.2%
General Electric Capital Corp. 01/14/38	5.875%	287,000	351,162
01/10/39	6.875%	230,000	313,507
General Electric Capital Corp.(b) 05/05/26	0.714%	6,000,000	5,563,032
Total			6,227,701
ELECTRIC 1.5%
Appalachian Power Co. 05/15/33	5.950%	3,225,000	3,510,300
Duke Energy Carolinas LLC 12/15/41	4.250%	900,000	897,076
Duke Energy Corp.(b) 04/03/17	0.992%	6,500,000	6,478,414
Duquesne Light Holdings, Inc.(a) 09/15/20	6.400%	5,350,000	6,055,970

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Empresa Electrica Guacolda SA 04/30/25	4.560%	350,000	322,021
Entergy Louisiana LLC 04/01/25	3.780%	5,900,000	5,849,472
FirstEnergy Transmission LLC(a) 01/15/25	4.350%	6,950,000	7,045,041
Florida Power & Light Co. 10/01/44	4.050%	2,585,000	2,557,932
Homer City Generation LP PIK 10/01/26	8.734%	1,875,000	1,500,000
Ipalco Enterprises, Inc. 05/01/18	5.000%	3,840,000	4,022,400
NextEra Energy Capital Holdings, Inc. 09/01/17	2.056%	2,000,000	2,001,864
Northern States Power Co. 08/15/45	4.000%	2,250,000	2,204,260
PacifiCorp 07/01/25	3.350%	2,000,000	2,016,236
Public Service Electric & Gas Co. 05/01/45	4.050%	3,005,000	2,942,322
Total			47,403,308
FINANCE COMPANIES 0.5%
AerCap Ireland Capital Ltd./Global Aviation Trust 07/01/20	4.250%	3,000,000	3,022,500
CIT Group, Inc. 08/15/17	4.250%	5,000,000	5,112,500
GE Capital International Funding Co.(a) 11/15/35	4.418%	1,732,000	1,767,475
International Lease Finance Corp.(a) 09/01/16	6.750%	3,915,000	4,022,662
09/01/18	7.125%	1,975,000	2,165,094
Total			16,090,231
FOOD AND BEVERAGE 0.2%
Kraft Heinz Co. (The)(a) 07/15/45	5.200%	6,250,000	6,530,675
HEALTH CARE 1.0%
Catholic Health Initiatives 08/01/18	2.600%	1,525,000	1,531,282
11/01/22	2.950%	6,530,000	6,373,796
DaVita HealthCare Partners, Inc. 07/15/24	5.125%	3,000,000	3,000,000
05/01/25	5.000%	2,000,000	1,930,000
Fresenius Medical Care U.S. Finance II, Inc.(a) 01/31/22	5.875%	2,439,000	2,609,730

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc. 02/15/20	6.500%	4,000,000	4,358,000
05/01/23	4.750%	1,250,000	1,237,500
Hartford HealthCare Corp. 04/01/44	5.746%	3,000,000	3,356,319
North Shore-Long Island Jewish Health Care, Inc. 11/01/43	6.150%	4,340,000	5,234,096
Tenet Healthcare Corp. 10/01/20	6.000%	1,000,000	1,052,500
Tenet Healthcare Corp.(a)(b) 06/15/20	4.012%	2,500,000	2,437,500
Total			33,120,723
HEALTHCARE INSURANCE 0.1%
UnitedHealth Group, Inc. 07/15/25	3.750%	3,100,000	3,195,716
07/15/45	4.750%	750,000	789,967
Total			3,985,683
HEALTHCARE REIT 2.1%
Alexandria Real Estate Equities, Inc. 06/15/23	3.900%	9,700,000	9,580,147
BioMed Realty LP 04/15/16	3.850%	6,492,000	6,511,904
HCP, Inc. 09/15/16	6.300%	5,612,000	5,802,028
11/15/23	4.250%	7,150,000	7,160,053
08/15/24	3.875%	2,000,000	1,938,456
Healthcare Realty Trust, Inc. 01/15/21	5.750%	4,215,000	4,649,250
Healthcare Trust of America Holdings LP 07/15/21	3.375%	8,900,000	8,772,846
Ventas Realty LP/Capital Corp. 04/01/20	2.700%	905,000	892,387
03/01/22	4.250%	978,000	1,008,269
Ventas Realty LP 01/15/26	4.125%	7,205,000	7,182,196
Welltower, Inc. 06/01/16	6.200%	5,058,000	5,156,171
01/15/21	4.950%	667,000	715,135
01/15/22	5.250%	6,173,000	6,676,785
03/15/23	3.750%	780,000	765,941
Total			66,811,568
INDEPENDENT ENERGY 0.2%
Devon Energy Corp. 12/15/25	5.850%	1,900,000	1,847,833
Marathon Oil Corp. 07/15/23	8.125%	2,000,000	2,156,454

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Noble Energy, Inc. 11/15/24	3.900%	1,000,000	890,022
11/15/44	5.050%	1,700,000	1,372,582
Total			6,266,891
INTEGRATED ENERGY 0.1%
Exxon Mobil Corp. 03/06/45	3.567%	680,000	639,097
Shell International Finance BV 05/11/45	4.375%	3,230,000	3,008,848
Total			3,647,945
LIFE INSURANCE 0.6%
Guardian Life Insurance Co. of America (The) Subordinated(a) 06/19/64	4.875%	1,850,000	1,756,325
MassMutual Global Funding II(a) 10/17/22	2.500%	3,370,000	3,232,558
MetLife, Inc. Junior Subordinated 12/15/36	6.400%	2,975,000	3,250,187
Pricoa Global Funding I(a) 05/16/19	2.200%	4,000,000	3,993,040
Prudential Insurance Co. of America (The) Subordinated(a) 07/01/25	8.300%	2,000,000	2,551,224
Teachers Insurance & Annuity Association of America Subordinated(a)(b) 09/15/54	4.375%	3,920,000	3,806,634
Total			18,589,968
MIDSTREAM 1.0%
Boardwalk Pipeline Partners LP 02/01/23	3.375%	2,563,000	2,060,813
Boardwalk Pipelines LP 06/01/18	5.200%	1,000,000	1,000,878
09/15/19	5.750%	1,150,000	1,157,250
Enbridge Energy Partners LP 10/15/25	5.875%	2,500,000	2,409,792
Energy Transfer Equity LP 06/01/27	5.500%	565,000	429,400
Energy Transfer Partners LP 02/01/23	3.600%	2,510,000	2,066,139
02/01/24	4.900%	1,350,000	1,203,458
01/15/26	4.750%	2,500,000	2,102,708
02/01/42	6.500%	1,525,000	1,240,275
10/01/43	5.950%	2,000,000	1,604,500
03/15/45	5.150%	2,000,000	1,413,638
Enterprise Products Operating LLC 02/15/24	3.900%	1,350,000	1,259,561

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan Energy Partners LP 02/01/24	4.150%	1,000,000	862,798
05/01/24	4.300%	2,350,000	2,020,558
Rockies Express Pipeline LLC(a) 01/15/19	6.000%	500,000	475,000
04/15/20	5.625%	2,850,000	2,622,000
Sabine Pass LNG LP 11/30/16	7.500%	1,600,000	1,592,000
Texas Eastern Transmission LP(a) 10/15/22	2.800%	1,850,000	1,648,507
Williams Partners LP/ACMP Finance Corp. 05/15/23	4.875%	2,000,000	1,621,330
03/15/24	4.875%	2,000,000	1,602,480
Total			30,393,085
OFFICE REIT 0.4%
Boston Properties LP 05/15/21	4.125%	1,351,000	1,415,037
Piedmont Operating Partnership LP 06/01/23	3.400%	4,815,000	4,514,910
Reckson Operating Partnership LP 03/31/16	6.000%	7,996,000	8,070,579
Total			14,000,526
OTHER FINANCIAL INSTITUTIONS 0.1%
PT Perusahaan Gas Negara Persero Tbk(a) 05/16/24	5.125%	2,200,000	2,104,287
PACKAGING 0.2%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)(b) 12/15/19	3.512%	1,600,000	1,564,000
Reynolds Group Issuer, Inc./LLC 10/15/20	5.750%	6,000,000	6,103,140
Total			7,667,140
PHARMACEUTICALS 0.7%
Actavis Funding SCS 03/15/25	3.800%	1,500,000	1,492,340
Actavis Funding 03/15/45	4.750%	4,700,000	4,582,711
Biogen, Inc. 09/15/45	5.200%	2,406,000	2,406,909
Celgene Corp. 08/15/45	5.000%	4,165,000	4,181,194
Gilead Sciences, Inc. 03/01/26	3.650%	3,000,000	3,025,437
Johnson & Johnson 12/05/43	4.500%	3,135,000	3,409,902

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Valeant Pharmaceuticals International, Inc.(a) 05/15/23	5.875%	1,570,000	1,401,225
Total			20,499,718
PROPERTY & CASUALTY 0.6%
Berkshire Hathaway, Inc. 02/11/43	4.500%	6,302,000	6,345,667
Farmers Exchange Capital II Subordinated(a)(b) 11/01/53	6.151%	4,810,000	5,140,105
Farmers Exchange Capital Subordinated(a) 07/15/28	7.050%	3,225,000	3,858,119
Nationwide Mutual Insurance Co.(a) Subordinated 04/01/33	7.875%	1,330,000	1,709,445
Nationwide Mutual Insurance Co.(a)(b) Subordinated 12/15/24	2.627%	2,815,000	2,722,693
Total			19,776,029
RAILROADS 0.1%
Burlington Northern Santa Fe LLC 04/01/45	4.150%	4,000,000	3,625,308
REFINING —%
Reliance Holdings USA, Inc.(a) 10/19/20	4.500%	900,000	953,142
RETAIL REIT 0.4%
Regency Centers LP 06/15/17	5.875%	1,723,000	1,816,952
Vereit Operating Partnership LP 02/06/17	2.000%	5,950,000	5,890,500
WEA Finance LLC/Westfield UK & Europe Finance PLC(a) 09/17/19	2.700%	4,000,000	3,967,048
Total			11,674,500
RETAILERS 0.3%
CVS Health Corp. 07/20/25	3.875%	1,375,000	1,403,297
07/20/45	5.125%	5,090,000	5,361,964
Wal-Mart Stores, Inc. 10/02/43	4.750%	3,000,000	3,226,713
Total			9,991,974
TECHNOLOGY 0.3%
Apple, Inc. 05/13/45	4.375%	2,140,000	2,160,781

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Baidu, Inc. 06/30/25	4.125%	400,000	396,826
Microsoft Corp. 02/12/45	3.750%	3,000,000	2,764,245
11/03/45	4.450%	4,000,000	4,124,892
Total			9,446,744
WIRELESS 0.2%
Sprint Communications, Inc.(a) 11/15/18	9.000%	4,875,000	5,130,937
WIRELINES 0.7%
AT&T, Inc. 09/01/40	5.350%	500,000	493,858
06/15/45	4.350%	2,000,000	1,710,942
05/15/46	4.750%	6,355,000	5,818,613
Verizon Communications, Inc. 09/15/16	2.500%	1,954,000	1,969,247
11/01/42	3.850%	3,000,000	2,478,204
09/15/43	6.550%	975,000	1,157,530
08/21/46	4.862%	6,000,000	5,680,356
08/21/54	5.012%	349,000	319,541
Verizon Communications, Inc.(b) 06/09/17	0.877%	3,000,000	2,987,361
Total			22,615,652
Total Corporate Bonds & Notes (Cost: $615,152,372)			606,048,637

Residential Mortgage-Backed Securities —
Agency 24.2%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K151 Class A3 04/25/30	3.511%	7,010,000	7,123,016
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(b) Series KS02 Class A 08/25/23	0.572%	7,817,512	7,809,108
Federal Home Loan Mortgage Corp. 08/01/30 - 08/01/45	3.000%	34,966,852	35,141,052
09/01/30	2.500%	17,652,659	17,834,584
09/01/32 - 11/01/45	3.500%	160,082,349	165,198,934
07/01/35 - 07/01/41	5.000%	4,092,719	4,503,702
04/01/36 - 11/01/39	6.000%	554,073	626,798
06/01/38 - 02/01/41	5.500%	2,212,708	2,453,556

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/01/39 - 04/01/41	4.500%	21,684,321	23,435,642
02/01/41 - 10/01/45	4.000%	47,218,120	50,074,793
CMO Series 280 Class 30 09/15/42	3.000%	6,827,652	6,782,755
Federal Home Loan Mortgage Corp.(b) CMO Series 2863 Class FM 10/15/31	0.831%	4,380,717	4,416,302
Federal Home Loan Mortgage Corp.(b)(c) CMO IO Series 2980 Class SL 11/15/34	6.370%	484,176	108,293
Federal Home Loan Mortgage Corp.(c) CMO IO Series 4037 Class PI 04/15/27	3.000%	1,503,431	143,927
CMO IO Series 4090 Class EI 08/15/22	2.500%	2,193,350	128,197
CMO IO Series 4093 Class IA 03/15/42	4.000%	2,157,500	636,638
Federal Home Loan Mortgage Corp.(d) 08/01/45	3.500%	30,877,662	31,921,897
11/01/45	4.000%	12,694,833	13,421,320
Federal National Mortgage Association 12/01/25 - 03/01/43	3.500%	11,771,061	12,281,538
05/01/33 - 01/01/41	5.000%	1,744,102	1,924,490
10/01/33 - 08/01/43	3.000%	10,304,890	10,374,827
11/01/38 - 11/01/40	6.000%	7,390,721	8,408,336
07/01/43 - 04/01/44	4.000%	23,293,134	24,925,709
CMO Series 2013-13 Class PH 04/25/42	2.500%	10,052,704	10,070,205
Federal National Mortgage Association(b)(c) CMO IO Series 2004-94 Class HJ 10/25/34	6.278%	352,444	38,413
CMO IO Series 2006-8 Class HL 03/25/36	6.278%	2,424,229	456,914
CMO IO Series 2013-81 Class NS 10/25/42	5.778%	1,124,094	175,227
CMO IO Series 2013-M12 Class SA 10/25/17	6.248%	1,003,023	34,474
CMO IO Series 2013-M14 Class SA 08/25/18	6.228%	15,873,831	1,809,141
Federal National Mortgage Association(c) CMO IO Series 2013-45 Class IK 02/25/43	3.000%	806,009	93,696
Federal National Mortgage Association(d) 01/19/31	2.500%	34,580,000	34,853,358
01/13/46	3.000%	49,730,000	49,730,453
01/13/46	3.500%	86,720,000	89,471,036

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2015

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/13/46	4.000%	26,025,000	27,538,924
01/13/46	4.500%	3,555,000	3,838,956
Government National Mortgage Association 08/15/33 - 11/15/39	4.500%	438,304	478,283
04/15/35 - 06/15/41	5.000%	1,282,796	1,418,051
07/15/40 - 10/20/45	4.000%	6,843,185	7,283,743
07/20/45 - 09/20/45	3.500%	36,311,530	37,908,932
08/20/45 - 09/20/45	3.000%	36,598,837	37,144,911
Government National Mortgage Association(b)(c) CMO IO Series 2011-78 Class IX 08/16/46	0.598%	27,816,786	1,071,005
CMO IO Series 2013-124 Class SB 10/20/41	5.748%	4,056,229	487,870
Government National Mortgage Association(d) 01/21/44	4.500%	5,785,000	6,215,259
01/21/46	3.500%	22,795,000	23,762,899
Government National Mortgage Association(e) CMO PO Series 2006-26 Class PO 06/20/36	0.000%	80,309	73,264
NCUA Guaranteed Notes CMO Series 2011-R4 Class 1A(b) 03/06/20	0.649%	2,036,936	2,038,369
Total Residential Mortgage-Backed Securities — Agency (Cost: $766,997,180)			765,668,797

Residential Mortgage-Backed Securities —
Non-Agency 6.9%

BCAP LLC Trust(a)(b) 03/26/37	2.134%	4,059,908	4,050,150
CMO Series 2014-RR2 Class 11A1 05/26/37	0.361%	6,632,859	6,356,278
BCAP LLC Trust(b) CMO Series 2007-AA1 Class 2A1 03/25/37	0.602%	10,145,289	8,596,539
Banc of America Funding Trust Series 2006-G Class 2A1(b) 07/20/36	0.622%	3,279,477	3,057,292
CitiMortgage Alternative Loan Trust CMO Series 2006-A5 Class 1A12 10/25/36	6.000%	4,095,304	3,623,754
Citigroup Mortgage Loan Trust, Inc.(a)(b) CMO Series 2015-6 Class 1A1 05/20/47	0.417%	10,223,944	9,782,264

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-6 Class 2A1 12/25/35	0.497%	11,567,614	10,702,277
Countrywide Alternative Loan Trust(b) CMO Series 2005-76 Class 1A1 01/25/36	1.765%	8,804,146	8,005,859
Series 2006-HY12 Class A5 08/25/36	3.543%	15,523,286	14,846,483
Credit Suisse First Boston Mortgage Securities Corp.(b) CMO Series 2004-AR8 Class 7A1 09/25/34	2.605%	932,609	915,665
Series 2004-AR5 Class 2A1 06/25/34	2.612%	3,629,627	3,627,943
Credit Suisse Mortgage Capital Certificates(a) CMO Series 2015-5R Class 1A1 09/27/46	1.066%	9,378,416	9,113,153
Series 2009-14R Class 2A1 06/26/37	5.000%	3,090,952	3,167,651
Credit Suisse Mortgage Capital Certificates(a)(b) CMO Series 2009-3R Class 30A1 07/27/37	2.380%	2,317,895	2,319,890
CMO Series 2014-6R Class 5A1 07/27/36	0.341%	4,115,918	3,876,314
CMO Series 2015-5R Class 2A1 04/27/47	0.501%	9,247,028	8,846,470
First Horizon Alternative Mortgage Securities Trust CMO Series 2006-FA8 Class 1A11 02/25/37	6.000%	1,940,058	1,490,023
First Horizon Alternative Mortgage Securities Trust(b) CMO Series 2005-AA10 Class 2A1 12/25/35	2.371%	5,973,978	5,213,659
CMO Series 2005-AA7 Class 2A1 09/25/35	2.254%	5,404,706	4,814,049
CMO Series 2005-AA8 Class 2A1 10/25/35	2.358%	10,811,384	9,306,598
GMAC Mortgage Loan Trust CMO Series 2005-AR6 Class 2A1(b) 11/19/35	3.200%	3,951,368	3,625,576
GSAA Home Equity Trust Series 2005-9 Class 1A1(b) 08/25/35	0.702%	3,397,419	3,267,678
GSR Mortgage Loan Trust CMO Series 2005-AR6 Class 4A5(b) 09/25/35	2.807%	2,285,561	2,300,959
IndyMac Index Mortgage Loan Trust(b) CMO Series 2005-AR15 Class A1 09/25/35	2.582%	2,322,253	1,974,020
CMO Series 2006-AR27 Class 1A3 10/25/36	0.692%	8,065,376	5,371,571
Merrill Lynch Mortgage Investors Trust Series 2006-FF1 Class A2C(b) 08/25/36	0.622%	660,529	658,999

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2015

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merrill Lynch Mortgage-Backed Securities Trust CMO Series 2007-2 Class 1A1(b) 08/25/36	2.656%	4,437,855	4,088,851
Morgan Stanley Mortgage Loan Trust CMO Series 2005-2AR Class A(b) 04/25/35	0.682%	4,335,942	4,033,592
MortgageIT Trust CMO Series 2005-4 Class A1(b) 10/25/35	0.702%	11,049,061	10,088,415
Nomura Resecuritization Trust(a)(b) CMO Series 2014-2R Class 2A1 10/26/36	0.559%	4,084,792	4,021,886
CMO Series 2014-3R Class 1A1 01/26/37	0.445%	6,435,547	6,291,309
CMO Series 2015-2R Class 2A1 03/26/36	0.401%	9,658,040	9,073,800
RALI Trust CMO Series 2005-QA8 Class CB21(b) 07/25/35	3.327%	3,565,315	2,912,476
Saxon Asset Securities Trust Series 2006-2 Class A2(b) 09/25/36	0.552%	4,402,831	4,217,879
WaMu Mortgage Pass-Through Certificates Trust(b) CMO Series 2003-AR10 Class A7 10/25/33	2.533%	2,100,136	2,141,829
CMO Series 2003-AR9 Class 1A6 09/25/33	2.521%	1,487,932	1,504,288
CMO Series 2005-AR15 Class A1A1 11/25/45	0.682%	5,681,095	5,315,747
CMO Series 2006-AR11 Class 1A 09/25/46	1.245%	11,294,464	9,394,007
CMO Series 2007-HY2 Class 1A1 12/25/36	2.301%	6,687,543	5,792,277
Series 2005-AR4 Class A5 04/25/35	2.446%	3,051,300	3,010,181
WaMu Mortgage Pass-Through Certificates CMO Series 2006-AR4 Class 1A1A(b) 05/25/46	1.225%	7,476,691	6,950,846
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $219,955,088)			217,748,497

Commercial Mortgage-Backed Securities —
Agency 3.3%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K501 Class A2 11/25/16	1.655%	956,921	959,066
Series KSCT Class A2 01/25/20	4.285%	2,910,000	3,147,718

Commercial Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association 04/01/19	2.226%	8,106,559	8,212,816
10/01/20	3.426%	3,800,000	4,002,488
12/01/20	3.632%	3,465,464	3,657,196
04/01/21	4.250%	3,941,000	4,293,633
06/01/21	4.374%	9,089,358	9,912,481
08/01/21	3.716%	9,510,387	10,183,291
06/01/23	2.764%	3,654,289	3,667,382
12/01/23	2.440%	3,200,000	3,146,259
05/01/25	2.670%	9,119,000	8,933,104
08/01/25	3.850%	3,615,761	3,844,975
08/01/25	3.850%	4,015,042	4,269,567
05/01/27	2.966%	7,269,364	7,199,000
01/01/29	4.080%	6,951,489	7,477,265
Series 2001-M2 Class Z2 06/25/31	6.300%	242,825	253,843
Federal National Mortgage Association(b) Series 2014-M12 Class FA 10/25/21	0.494%	5,297,712	5,255,030
Series 2015-M2 Class A3 12/25/24	3.049%	13,000,738	13,348,681
Government National Mortgage Association Series 2010-136 Class B 12/16/36	2.766%	617,010	617,364
Government National Mortgage Association(b)(c) CMO IO Series 2010-155 Class IO 06/16/39	0.723%	6,431,078	310,030
CMO IO Series 2011-121 Class IO 06/16/43	0.913%	14,622,441	460,643
CMO IO Series 2012-55 Class IO 04/16/52	0.975%	3,293,971	135,500
Government National Mortgage Association(c) CMO IO Series 2012-125 Class IK 08/16/52	0.561%	25,000,000	396,623
Total Commercial Mortgage-Backed Securities — Agency (Cost: $104,717,302)			103,683,955

Commercial Mortgage-Backed Securities —
Non-Agency 2.6%

Citigroup Commercial Mortgage Trust Series 2012-GC8 Class A2 09/10/45	1.813%	3,000,000	2,996,689
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A1A(b) 12/11/49	5.289%	7,068,704	7,241,213
Commercial Mortgage Trust Subordinated, Series 2001-J2A Class G(a)(b) 07/16/34	7.142%	4,400,000	4,524,930
Credit Suisse Commercial Mortgage Trust Series 2007-C2 Class A1A(b) 01/15/49	5.526%	4,416,769	4,549,148

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2015

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DBUBS Mortgage Trust Series 2011-LC3A Class A2 08/10/44	3.642%	5,603,675	5,625,129
DBUBS Mortgage Trust(a)(b)
Series 2011-LC2A Class A1FL 07/12/44	1.546%	3,286,886	3,312,598
GS Mortgage Securities Trust Series 2012-GC6 Class A2 01/10/45	2.539%	3,202,116	3,219,598
GS Mortgage Securities Trust(a) Series 2011-GC3 Class A2 03/10/44	3.645%	1,525,281	1,523,914
JPMorgan Chase Commercial Mortgage Securities Trust(a) Series 2010-CNTR Class A2 08/05/32	4.311%	12,000,000	12,816,151
Series 2011-C3 Class A2 02/15/46	3.673%	929,911	936,881
Series 2011-C3 Class A3 02/15/46	4.388%	6,100,000	6,364,125
Series 2011-C4 Class A3 07/15/46	4.106%	5,200,000	5,394,224
LB Commercial Mortgage Trust Series 2007-C3 Class A1A(b) 07/15/44	5.854%	3,122,048	3,233,880
Morgan Stanley Capital I Trust(a) Series 2011-C1 Class A2 09/15/47	3.884%	1,274,436	1,274,300
Morgan Stanley Capital I Trust(b) Series 2007-HQ11 Class A1A 02/12/44	5.422%	3,065,354	3,145,635
UBS Commercial Mortgage Trust Series 2012-C1 Class A2 05/10/45	2.180%	5,102,200	5,123,999
VNDO Mortgage Trust Series 2012-6AVE Class A(a) 11/15/30	2.996%	3,100,000	3,054,013
WF-RBS Commercial Mortgage Trust(a) Series 2011-C2 Class A2 02/15/44	3.791%	2,541,047	2,537,891
Series 2011-C3 Class A2 03/15/44	3.240%	4,517,313	4,520,556
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $83,321,606)			81,394,874

Asset-Backed Securities — Non-Agency 8.1%

Asset-Backed Funding Certificates Trust(b) Series 2005-HE1 Class M1 03/25/35	1.052%	12,535,848	12,230,691
Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2005-WF1 Class A2C 12/25/34	1.042%	5,688,736	5,663,801
Bear Stearns Asset-Backed Securities I Trust Series 2005-HE12 Class M1(b) 12/25/35	0.902%	15,421,209	15,092,961
Citigroup Mortgage Loan Trust, Inc. Series 2006-NC1 Class A2C(b) 08/25/36	0.562%	5,785,510	5,384,177
Education Loan Asset-Backed Trust I(a)(b) Series 2013-1 Class A1 06/25/26	1.222%	14,513,176	14,398,194
Series 2013-1 Class A2 04/26/32	1.222%	3,090,000	2,979,271
Encore Credit Receivables Trust Series 2005-4 Class M1(b) 01/25/36	0.842%	11,485,386	11,424,303
Global SC Finance II SRL Series 2014-1A Class A2(a) 07/17/29	3.090%	4,733,708	4,631,753
Henderson Receivables LLC Series 2014-2A Class A(a) 01/17/73	3.610%	3,640,516	3,643,628
Higher Education Funding I Series 2014-1 Class A(a)(b) 05/25/34	1.443%	2,812,859	2,741,264
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-2 Class A2C(b) 05/25/37	0.662%	5,884,148	3,362,641
Nationstar Home Equity Loan Trust Series 2006-B Class AV4(b) 09/25/36	0.702%	12,800,000	11,916,453
Navient Student Loan Trust(b) Series 2014-1 Class A3 06/25/31	0.932%	7,700,000	7,450,056
Series 2014-2 Class A 03/25/43	1.062%	8,268,919	7,765,556
Series 2014-3 Class A 03/25/43	1.042%	8,333,860	7,839,091
Series 2014-4 Class A 03/25/43	1.042%	6,251,898	5,876,161
Series 2015-2 Class A3 11/26/40	0.992%	10,890,000	10,310,947
Nelnet Student Loan Trust(a)(b) Series 2012-5A Class A 10/27/36	1.022%	88,915	85,851
Series 2014-4A Class A2 11/25/43	1.372%	4,345,000	3,991,497
Residential Asset Securities Corp. Trust Series 2005-KS8 Class M2(b) 08/25/35	0.872%	6,500,000	6,408,654

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SLC Student Loan Trust Series 2006-1 Class B(b) 03/15/39	0.722%	606,118	500,703
SLM Student Loan Trust(a)(b) Series 2003-11 Class A5 12/15/22	0.562%	1,586,337	1,579,674
Series 2004-5A Class A5 10/25/23	0.920%	6,831,489	6,783,338
Series 2004-8A Class A5 04/25/24	0.820%	5,419,388	5,360,141
Series 2009-3 Class A 01/25/45	1.172%	7,934,880	7,587,841
SLM Student Loan Trust(b) Series 2003-14 Class A5 01/25/23	0.550%	1,527,749	1,512,399
Series 2005-4 Class A3 01/25/27	0.440%	10,349,959	9,843,890
Series 2007-3 Class A4 01/25/22	0.380%	13,250,000	12,504,807
Series 2007-6 Class A4 10/25/24	0.700%	8,500,000	8,074,336
Series 2007-7 Class B 10/25/28	1.070%	1,990,000	1,583,364
Series 2007-8 Class B 04/27/43	1.320%	2,796,087	2,383,406
Series 2008-4 Class A4 07/25/22	1.970%	2,900,000	2,917,841
Series 2008-5 Class B 07/25/29	2.170%	5,860,000	5,439,840
Series 2008-8 Class A4 04/25/23	1.820%	2,925,000	2,926,823
Series 2008-9 Class A 04/25/23	1.820%	12,048,651	12,056,869
Series 2008-9 Class B 10/25/29	2.570%	5,775,000	5,439,564
Series 2012-3 Class A 12/26/25	1.072%	6,331,201	6,116,285
Soundview Home Loan Trust(b) Series 2005-OPT4 Class 2A3 12/25/35	0.682%	3,882,624	3,816,886
Series 2006-WF2 Class A2C 12/25/36	0.562%	1,331,612	1,322,718
Structured Asset Investment Loan Trust Series 2005-8 Class A4(b) 10/25/35	1.142%	2,688,659	2,637,434
Wachovia Student Loan Trust Series 2006-1 Class A6(a)(b) 04/25/40	0.490%	13,000,000	11,544,864
Total Asset-Backed Securities — Non-Agency (Cost: $261,505,346)			255,129,973

Inflation-Indexed Bonds 5.3%

UNITED STATES 5.3%
U.S. Treasury Inflation-Indexed Bond 04/15/16	0.125%	16,394,315	16,330,491
07/15/16	2.500%	9,610,032	9,764,821

Inflation-Indexed Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/15/24	0.125%	18,826,012	17,879,572
01/15/25	0.250%	48,530,569	46,322,040
07/15/25	0.375%	2,276,651	2,204,201
02/15/43	0.625%	6,186,190	5,235,064
02/15/44	1.375%	30,926,556	31,474,203
02/15/45	0.750%	42,304,269	36,893,934
Total			166,104,326
Total Inflation-Indexed Bonds (Cost: $174,792,896)			166,104,326

U.S. Treasury Obligations 24.3%

U.S. Treasury 10/31/17	0.750%	258,380,000	256,987,177
12/31/17	1.000%	69,610,000	69,522,987
10/31/20	1.375%	75,965,000	74,623,743
11/30/20	1.625%	99,355,000	98,780,604
12/31/20	1.750%	76,750,000	76,690,039
11/15/25	2.250%	112,050,000	111,800,465
11/15/45	3.000%	78,685,000	78,448,315
Total U.S. Treasury Obligations (Cost: $770,153,656)			766,853,330

U.S. Government & Agency Obligations 0.8%

Federal Farm Credit Banks 10/22/25	2.730%	4,740,000	4,579,167
10/23/25	2.680%	2,775,000	2,775,050
10/18/27	2.950%	1,920,000	1,837,515
Federal Home Loan Banks 07/30/25	2.850%	4,345,000	4,235,806
Federal Home Loan Banks(b) 06/28/30	1.250%	12,735,000	12,710,358
Total U.S. Government & Agency Obligations (Cost: $25,799,414)			26,137,896

Foreign Government Obligations(f) 0.7%

BRAZIL 0.1%
Brazilian Government International Bond 01/22/21	4.875%	1,700,000	1,572,500
COLOMBIA —%
Colombia Government International Bond 07/12/21	4.375%	1,500,000	1,507,500
CROATIA —%
Croatia Government International Bond(a) 07/14/20	6.625%	1,400,000	1,500,170

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2015

Foreign Government Obligations(f) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HUNGARY 0.1%
Magyar Export-Import Bank Zrt.(a) 01/30/20	4.000%	2,000,000	2,012,608
KAZAKHSTAN —%
Kazakhstan Government International Bond(a) 07/21/25	5.125%	700,000	689,864
LITHUANIA —%
Republic of Lithuania(a) 02/11/20	7.375%	900,000	1,064,250
MEXICO 0.1%
Mexico Government International Bond 01/21/21	3.500%	1,500,000	1,522,500
PANAMA —%
Panama Government International Bond 01/30/20	5.200%	800,000	868,000
PERU —%
Corporacion Financiera de Desarrollo SA(a) 07/15/19	3.250%	1,500,000	1,498,125
PHILIPPINES —%
Philippine Government International Bond 01/21/24	4.200%	1,350,000	1,462,301
ROMANIA 0.1%
Romanian Government International Bond(a) 01/22/24	4.875%	1,800,000	1,933,740
RUSSIAN FEDERATION 0.1%
Russian Foreign Bond — Eurobond(a) 04/29/20	5.000%	1,700,000	1,754,400
SERBIA —%
Serbia International Bond 02/25/20	4.875%	800,000	818,832
SOUTH AFRICA —%
South Africa Government International Bond 01/17/24	4.665%	1,000,000	951,250
SRI LANKA —%
Sri Lanka Government International Bond 01/14/19	6.000%	700,000	685,866
TURKEY 0.1%
Hazine Mustesarligi Varlik Kiralam AS(a) 10/10/18	4.557%	1,600,000	1,640,000

Foreign Government Obligations(f) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VENEZUELA —%
Venezuela Government International Bond(a) 10/13/19	7.750%	1,300,000	516,750
VIRGIN ISLANDS 0.1%
Huarong Finance II Co., Ltd. 01/16/25	5.500%	1,800,000	1,855,739
Total Foreign Government Obligations (Cost: $25,072,690)			23,854,395

Municipal Bonds 0.7%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 0.2%
University of California Revenue Bonds Taxable Series 2011Y-1(b) 07/01/41	0.928%	6,575,000	6,569,674
NEW YORK 0.5%
City of New York Unlimited General Obligation Bonds Build America Bonds Series 2009 10/01/31	5.206%	2,400,000	2,700,696
Series 2010 10/01/24	5.047%	5,000,000	5,646,100
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds Build America Bonds Series 2010 08/01/37	5.508%	2,110,000	2,536,431
New York State Urban Development Corp. Revenue Bonds Taxable State Personal Income Tax Series 2013 03/15/22	3.200%	4,375,000	4,504,150
Total			15,387,377
Total Municipal Bonds (Cost: $21,855,590)			21,957,051

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2015

Senior Loans 0.4%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
ENVIRONMENTAL —%
STI Infrastructure SARL Term Loan(b)(g) 08/22/20	6.250%	658,149	559,427
FINANCE COMPANIES 0.1%
Delos Finance SARL Term Loan(b)(g) 03/06/21	3.500%	1,500,000	1,492,230
GAMING —%
Twin River Management Group, Inc. Term Loan(b)(g) 07/10/20	5.250%	1,329,288	1,323,891
INDEPENDENT ENERGY 0.1%
EMG Utica LLC Term Loan(b)(g) 03/27/20	4.750%	1,224,216	1,089,552
MEG Energy Corp. Term Loan(b)(g) 03/31/20	3.750%	1,476,932	1,295,269
Total			2,384,821
MIDSTREAM —%
Power Buyer LLC 1st Lien Term Loan(b)(g) 05/06/20	4.250%	1,478,419	1,435,294
OIL FIELD SERVICES —%
Drillships Ocean Ventures, Inc. Term Loan(b)(g) 07/25/21	5.500%	1,481,250	692,484
PHARMACEUTICALS 0.1%
Valeant Pharmaceuticals International, Inc. Tranche B-F1 Term Loan(b)(g) 04/01/22	4.000%	2,233,125	2,143,242
TRANSPORTATION SERVICES —%
OSG International, Inc. Term Loan(b)(g) 08/05/19	5.750%	1,481,250	1,433,109

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
WIRELINES 0.1%
Level 3 Financing, Inc. Tranche B3 Term Loan(b)(g) 08/01/19	4.000%	1,500,000	1,496,250
Total Senior Loans (Cost: $14,364,016)			12,960,748

Treasury Bills 2.4%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
UNITED STATES 2.4%
U.S. Treasury Bills 02/25/16	0.140%	260,000	259,943
04/07/16	0.150%	75,120,000	75,090,553
U.S. Treasury Bills(h) 01/07/16	0.050%	970,000	969,990
Total			76,320,486
Total Treasury Bills (Cost: $76,306,472)			76,320,486

Money Market Funds 9.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(i)(j)	307,664,818	307,664,818
Total Money Market Funds (Cost: $307,664,818)		307,664,818
Total Investments (Cost: $3,467,658,446)		3,431,527,783
Other Assets & Liabilities, Net		(272,749,512)
Net Assets		3,158,778,271

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2015

At December 31, 2015, securities totaling $860,000 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 5YR NOTE (CBT)	622	USD	73,595,235	03/2016	—	(168,898)
US 5YR NOTE (CBT)	310	USD	36,679,297	03/2016	—	(85,389)
Total			110,274,532		—	(254,287)

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2015, the value of these securities amounted to $323,918,963 or 10.25% of net assets.

(b)  Variable rate security.

(c)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(d)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(e)  Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans.

(f)  Principal and interest may not be guaranteed by the government.

(g)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(h)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(i)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(j)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	300,917,628	3,442,240,054	(3,435,492,864)	307,664,818	605,795	307,664,818

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

PIK    Payment-in-Kind

Currency Legend

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	606,048,637	—	606,048,637
Residential Mortgage-Backed Securities — Agency	—	765,668,797	—	765,668,797
Residential Mortgage-Backed Securities — Non-Agency	—	213,726,611	4,021,886	217,748,497
Commercial Mortgage-Backed Securities — Agency	—	103,683,955	—	103,683,955
Commercial Mortgage-Backed Securities — Non-Agency	—	81,394,874	—	81,394,874
Asset-Backed Securities — Non-Agency	—	255,129,973	—	255,129,973
Inflation-Indexed Bonds	—	166,104,326	—	166,104,326
U.S. Treasury Obligations	766,853,330	—	—	766,853,330
U.S. Government & Agency Obligations	—	26,137,896	—	26,137,896
Foreign Government Obligations	—	23,854,395	—	23,854,395
Municipal Bonds	—	21,957,051	—	21,957,051
Senior Loans	—	10,968,212	1,992,536	12,960,748
Treasury Bills	76,320,486	—	—	76,320,486
Money Market Funds	—	307,664,818	—	307,664,818
Total Investments	843,173,816	2,582,339,545	6,014,422	3,431,527,783
Derivatives
Liabilities
Futures Contracts	(254,287)	—	—	(254,287)
Total	842,919,529	2,582,339,545	6,014,422	3,431,273,496

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	300,917,628	300,917,628	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

December 31, 2015

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Senior Loans ($)	Total ($)
Balance as of December 31, 2014	15,188,413	6,957,732	—	22,146,145
Increase (decrease) in accrued discounts/premiums	—	—	(1,512)	(1,512)
Realized gain (loss)	—	(193,418)	1,471	(191,947)
Change in unrealized appreciation (depreciation)(a)	—	214,516	(85,045)	129,471
Sales	—	(2,956,944)	(322,026)	(3,278,970)
Purchases	—	—	—	—
Transfers into Level 3	—	—	2,399,648	2,399,648
Transfers out of Level 3	(15,188,413)	—	—	(15,188,413)
Balance as of December 31, 2015	—	4,021,886	1,992,536	6,014,422

(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2015 was $(96,891), which is comprised Residential Mortgage-Backed Securities — Non-Agency of $(11,846) and Senior Loans of $(85,045).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2015

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities —
Agency 46.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities Series T-11 Class A8 01/25/28	6.500%	1,607,499	1,807,475
Federal Home Loan Mortgage Corp. 08/01/18 - 04/01/31	4.500%	65,315,679	67,901,110
02/01/26 - 04/01/32	4.000%	12,384,093	13,151,770
05/01/41	5.500%	927,452	1,050,597
CMO Series 2744 Class JH 02/15/34	5.000%	4,210,163	4,614,021
CMO Series 3272 Class PA 02/15/37	6.000%	2,540,306	2,872,855
CMO Series 3537 Class DL 05/15/39	6.000%	3,592,989	4,072,833
CMO Series 3574 Class D 09/15/39	5.000%	2,741,977	3,001,206
CMO Series 4227 Class AB 10/15/37	3.500%	1,509,022	1,577,202
CMO Series 4382 Class AB 07/15/40	3.000%	2,419,416	2,480,703
CMO Series 4483 Class PA 06/15/45	2.500%	10,334,956	10,326,357
Structured Pass-Through Securities CMO Series T-60 Class 1A2 03/25/44	7.000%	177,192	213,995
Federal Home Loan Mortgage Corp.(a) 07/01/38	5.883%	3,346,390	3,542,934
08/01/41	3.108%	7,826,123	8,166,548
07/01/42	3.134%	2,989,881	3,080,474
03/01/43	2.296%	9,001,553	9,150,061
12/01/43	3.042%	8,218,682	8,484,496
05/01/44	2.948%	1,603,983	1,655,784
07/01/44	2.902%	4,733,021	4,849,161
11/01/45	2.974%	4,039,242	4,134,754
Structured Pass-Through Securities CMO Series T-41 Class 3A 07/25/32	6.040%	1,931,600	2,194,799
Federal National Mortgage Association 01/01/20 - 10/01/26	4.500%	120,507,978	125,696,251
02/01/23 - 07/25/40	5.000%	11,942,627	12,813,575
12/01/25 - 03/01/33	4.000%	31,153,648	33,226,282
11/01/29 - 08/01/30	3.500%	19,136,142	20,142,592
06/01/40 - 08/01/41	5.500%	3,038,423	3,442,422
CMO Series 1993-201 Class L 10/25/23	6.500%	970,907	1,087,604
CMO Series 2002-90 Class A1 06/25/42	6.500%	29,210	33,069

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2003-25 Class KP 04/25/33	5.000%	3,327,931	3,622,951
CMO Series 2003-63 Class GB 07/25/33	4.000%	5,912,017	6,232,012
CMO Series 2006-4 Class MD 03/25/35	6.000%	881,882	924,979
CMO Series 2010-71 Class HJ 07/25/40	5.500%	2,387,523	2,696,529
CMO Series 2010-98 Class EA 09/25/30	4.000%	3,001,680	3,188,944
CMO Series 2011-46 Class BA 04/25/37	4.000%	4,432,007	4,596,942
CMO Series 2012-28 Class PT 03/25/42	4.000%	4,707,573	4,956,564
CMO Series 2013-103 Class H 03/25/38	4.500%	10,134,973	10,937,071
CMO Series 2015-53 Class MA 06/25/45	2.500%	22,481,972	22,791,648
CMO Series 2015-69 Class MC 09/25/45	2.500%	12,273,149	12,384,132
Federal National Mortgage Association(a) 03/01/41	3.471%	1,754,441	1,825,127
09/01/41	3.612%	6,027,263	6,363,055
12/01/41	3.534%	12,844,313	13,501,792
05/01/42	2.288%	6,893,350	7,055,085
05/01/42	2.319%	10,471,452	10,718,111
06/01/43	2.145%	5,235,375	5,311,389
08/01/43	2.308%	5,809,700	5,899,633
10/01/43	2.332%	5,018,353	5,098,303
10/01/43	2.489%	7,212,758	7,356,506
12/01/43	3.234%	2,373,217	2,461,228
06/01/44	2.942%	3,383,842	3,478,298
11/01/44	2.730%	8,794,703	8,991,407
02/01/45 - 10/01/45	2.743%	9,093,282	9,276,433
02/01/45	2.782%	10,577,296	10,810,839
04/01/45	2.616%	14,046,746	14,278,653
09/01/45	2.770%	7,838,086	7,991,731
10/01/45	2.957%	2,772,194	2,842,182
11/01/45	2.902%	4,032,797	4,124,728
12/01/45	2.881%	5,865,000	5,993,973
CMO Series 2001-W3 Class A 09/25/41	6.808%	108,869	122,106
CMO Series 2003-W1 Class 2A 12/25/42	6.392%	311,349	358,261
Government National Mortgage Association CMO Series 2001-53 Class PB 11/20/31	6.500%	5,569,124	5,660,095
Total Residential Mortgage-Backed Securities — Agency (Cost: $569,767,422)			566,621,637

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2015

Commercial Mortgage-Backed Securities —
Agency 3.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association Series 2011-M2 Class A1 04/25/21	2.019%	2,907,720	2,926,699
Federal National Mortgage Association(a) Series 2015-M10 Class FA 03/25/19	0.444%	6,761,625	6,753,559
Series 2015-M4 Class FA 09/25/18	0.404%	19,620,498	19,598,970
Series 2015-M8 Class FA 11/25/18	0.364%	6,661,166	6,619,978
Total Commercial Mortgage-Backed Securities — Agency (Cost: $35,950,835)			35,899,206

Commercial Mortgage-Backed Securities —
Non-Agency 5.3%

Commercial Mortgage Trust Series 2012-LC4 Class A2 12/10/44	2.256%	4,582,503	4,602,813
Series 2012-LC4 Class A3 12/10/44	3.069%	17,033,000	17,372,400
Series 2013-CR6 Class A1 03/10/46	0.719%	2,361,539	2,338,041
DBUBS Mortgage Trust Series 2011-LC2A Class A1(b) 07/10/44	3.527%	478,790	494,554
GS Mortgage Securities Corp. Trust Series 2010-C2 Class A1(b) 12/10/43	3.849%	1,452,663	1,493,159
GS Mortgage Securities Trust Series 2012-GCJ7 Class AAB 05/10/45	2.935%	1,846,000	1,878,975
GS Mortgage Securities Trust(b) Series 2010-C1 Class A1 08/10/43	3.679%	3,374,201	3,453,337
JPMBB Commercial Mortgage Securities Trust Series 2014-C18 Class A1 02/15/47	1.254%	1,606,258	1,589,663
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5 Class A2 08/15/46	3.149%	1,306,893	1,316,696
Series 2012-CBX Class A3 06/15/45	3.139%	4,886,043	4,949,562
JPMorgan Chase Commercial Mortgage Securities Trust(b) Series 2010-C1 Class A2 06/15/43	4.608%	4,689,000	4,850,127
Series 2010-C2 Class A2 11/15/43	3.616%	3,990,000	4,078,329
Series 2010-CNTR Class A1 08/05/32	3.300%	1,717,948	1,760,733

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011-C3 Class A2 02/15/46	3.673%	3,006,403	3,028,936
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6 Class A2 11/15/45	1.868%	5,912,000	5,911,709
Morgan Stanley Capital I Trust Series 2011-C3 Class A2 07/15/49	3.224%	4,244,803	4,281,541
Morgan Stanley Capital I Trust(b) Series 2011-C2 Class A3 06/15/44	4.210%	1,251,000	1,313,174
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $66,145,543)			64,713,749

Asset-Backed Securities — Non-Agency 13.8%

California Republic Auto Receivables Trust Series 2014-1 Class A4 08/15/19	1.480%	5,681,000	5,679,239
Series 2014-2 Class A3 08/15/18	0.910%	4,616,072	4,605,968
Series 2014-2 Class A4 12/16/19	1.570%	6,127,000	6,079,332
Series 2014-3 Class A4 03/16/20	1.790%	5,647,000	5,654,230
Series 2015-1 Class A4 09/15/20	1.820%	3,801,000	3,745,787
California Republic Auto Receivables Trust(b) Series 2015-4 Class A3 01/15/20	2.040%	4,948,000	4,947,779
Capital Auto Receivables Asset Trust Series 2014-2 Class A4 10/22/18	1.620%	5,674,000	5,685,860
Series 2015-1 Class A4 10/21/19	1.860%	4,466,000	4,451,621
Series 2015-2 Class A2 09/20/18	1.390%	7,631,000	7,595,114
Series 2015-2 Class A3 09/20/19	1.730%	7,631,000	7,586,165
Series 2015-3 Class A3 01/21/20	1.970%	9,594,000	9,572,645
Series 2015-4 Class A2 03/20/19	1.620%	6,758,000	6,705,006
Navient Private Education Loan Trust(a)(b) Series 2014-CTA Class A 09/16/24	1.031%	13,112,874	12,953,238
Navient Private Education Loan Trust(b) Series 2015-CA Class A 01/16/35	1.744%	18,140,000	18,140,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nelnet Student Loan Trust(a) Series 2004-4 Class A5 01/25/37	0.480%	6,611,919	6,457,243
Series 2006-1 Class A5 08/23/27	0.488%	3,186,000	3,110,948
SLC Student Loan Trust(a) Series 2005-2 Class A3 03/15/27	0.622%	10,323,000	10,073,712
Series 2007-2 Class A2 05/15/28	0.762%	1,683,209	1,660,295
Series 2010-1 Class A 11/25/42	1.268%	3,114,838	3,086,411
SLM Private Education Loan Trust(a)(b) Series 2010-A Class 1A 05/16/44	3.426%	2,775,551	2,841,626
Series 2010-A Class 2A 05/16/44	3.581%	7,820,626	8,075,201
Series 2011-C Class A2A 10/17/44	3.581%	3,348,000	3,491,484
Series 2014-A Class A2B 01/15/26	1.481%	4,666,000	4,636,759
SLM Student Loan Trust(a) Series 2005-6 Class A5A 07/27/26	0.430%	2,027,216	2,003,974
Series 2005-6 Class A5B 07/27/26	1.520%	2,588,963	2,601,908
SMB Private Education Loan Trust(a)(b) Series 2015-A Class A1 07/17/23	0.931%	10,206,813	10,178,787
Series 2015-C Class A1 07/15/22	1.094%	5,495,976	5,492,317
Total Asset-Backed Securities — Non-Agency (Cost: $167,993,715)			167,112,649

U.S. Treasury Obligations 29.2%

U.S. Treasury 08/15/16	0.625%	3,807,000	3,806,405
08/31/16	0.500%	20,879,000	20,855,344

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/30/17	0.625%	55,990,000	55,701,302
07/15/17	0.875%	11,859,000	11,839,077
09/30/17	0.625%	700,000	695,160
10/31/17	0.750%	9,999,000	9,945,099
11/30/17	0.625%	8,980,000	8,905,637
11/30/17	0.875%	18,052,000	17,999,812
12/31/17	1.000%	15,156,000	15,137,055
08/15/18	1.000%	84,132,000	83,579,884
09/15/18	1.000%	52,785,000	52,409,751
11/15/18	1.250%	18,706,000	18,676,772
12/15/18	1.250%	54,990,000	54,869,709
Total U.S. Treasury Obligations (Cost: $355,740,170)			354,421,007

U.S. Government & Agency Obligations 1.5%

Federal Home Loan Banks 11/23/16	0.625%	18,000,000	17,964,738
Total U.S. Government & Agency Obligations (Cost: $18,019,809)			17,964,738

Money Market Funds 1.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(c)(d)	13,287,901	13,287,901
Total Money Market Funds (Cost: $13,287,901)		13,287,901
Total Investments (Cost: $1,226,905,395)		1,220,020,887
Other Assets & Liabilities, Net		(8,741,197)
Net Assets		1,211,279,690

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2015, the value of these securities amounted to $91,229,540 or 7.53% of net assets.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2015

Notes to Portfolio of Investments (continued)

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	52,620,671	1,994,104,703	(2,033,437,473)	13,287,901	71,627	13,287,901

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

PORTFOLIO OF INVESTMENTS (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

December 31, 2015

Fair Value Measurements (continued)

members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Residential Mortgage-Backed Securities — Agency	—	566,621,637	—	566,621,637
Commercial Mortgage-Backed Securities — Agency	—	35,899,206	—	35,899,206
Commercial Mortgage-Backed Securities — Non-Agency	—	64,713,749	—	64,713,749
Asset-Backed Securities — Non-Agency	—	167,112,649	—	167,112,649
U.S. Treasury Obligations	354,421,007	—	—	354,421,007
U.S. Government & Agency Obligations	—	17,964,738	—	17,964,738
Money Market Funds	—	13,287,901	—	13,287,901
Total Investments	354,421,007	865,599,880	—	1,220,020,887

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	52,620,671	52,620,671	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Columbia Variable Portfolio — U.S. Equities Fund	Variable Portfolio — American Century Diversified Bond Fund	Variable Portfolio — Columbia Wanger International Equities Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $1,437,465,053, $4,844,300,400, $250,581,259)	$1,375,333,022	$4,808,668,642	$259,710,519
Affiliated issuers (identified cost $45,427,393, $81,357,053, $22,845,249)	45,427,393	81,357,053	22,845,249
Total investments (identified cost $1,482,892,446, $4,925,657,453, $273,426,508)	1,420,760,415	4,890,025,695	282,555,768
Cash	6,836	224	—
Foreign currency (identified cost $—, $341,075, $—)	—	337,040	—
Margin deposits	432,000	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	3,254,970	—
Receivable for:
Investments sold	2,739,533	1,237,695	170,355
Capital shares sold	—	—	9,617
Dividends	2,430,870	23,431	294,705
Interest	—	30,682,242	—
Foreign tax reclaims	3,721	68,304	467,649
Expense reimbursement due from Investment Manager	—	—	5,614
Prepaid expenses	3,375	11,480	2,947
Total assets	1,426,376,750	4,925,641,081	283,506,655
Liabilities
Foreign currency (cost $—, $—, $427)	—	—	428
Unrealized depreciation on forward foreign currency exchange contracts	—	3,688,107	—
Payable for:
Investments purchased	17,767,032	31,704,844	263,988
Investments purchased on a delayed delivery basis	—	621,323,110	—
Capital shares purchased	484,190	2,399,325	633
Variation margin	95,290	—	—
Investment management fees	896,575	1,537,988	226,233
Distribution and/or service fees	2,906	1,685	4,824
Transfer agent fees	71,934	218,215	14,374
Administration fees	90,295	213,698	19,166
Compensation of board members	35,176	97,520	32,412
Custodian fees	11,283	13,608	56,839
Other expenses	23,099	42,092	38,993
Total liabilities	19,477,780	661,240,192	657,890
Net assets applicable to outstanding capital stock	$1,406,898,970	$4,264,400,889	$282,848,765

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

	Columbia Variable Portfolio — U.S. Equities Fund	Variable Portfolio — American Century Diversified Bond Fund	Variable Portfolio — Columbia Wanger International Equities Fund
Represented by
Paid-in capital	$—	$4,224,448,225	$188,304,546
Undistributed (excess of distributions over) net investment income	—	77,310,066	1,132,908
Accumulated net realized gain (loss)	—	(1,241,674)	84,335,092
Unrealized appreciation (depreciation) on:
Investments	—	(35,631,758)	9,129,260
Foreign currency translations	—	(50,833)	(53,041)
Forward foreign currency exchange contracts	—	(433,137)	—
Trust capital	$1,406,898,970	$—	$—
Total — representing net assets applicable to outstanding capital stock	$1,406,898,970	$4,264,400,889	$282,848,765
Class 1
Net assets	$1,393,433,477	$4,256,477,166	$259,888,731
Shares outstanding	78,777,078	395,435,959	23,492,028
Net asset value per share	$17.69	$10.76	$11.06
Class 2
Net assets	$13,465,493	$7,923,723	$22,960,034
Shares outstanding	772,114	738,845	2,077,409
Net asset value per share	$17.44	$10.72	$11.05

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

	Variable Portfolio — DFA International Value Fund	Variable Portfolio — Eaton Vance Floating-Rate Income Fund	Variable Portfolio — Holland Large Cap Growth Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $2,193,526,803, $122,779,080, $917,776,565)	$1,988,316,944	$112,535,896	$1,182,047,747
Affiliated issuers (identified cost $4,143,409, $6,855,707, $28,151,787)	4,143,409	6,855,707	28,151,787
Total investments (identified cost $2,197,670,212, $129,634,787, $945,928,352)	1,992,460,353	119,391,603	1,210,199,534
Cash	—	1,052,231	845
Foreign currency (identified cost $5,634,404, $—, $—)	5,622,510	—	—
Receivable for:
Investments sold	1,186,012	—	9,831,683
Capital shares sold	5,930	20,614	—
Dividends	2,721,682	1,255	702,897
Interest	—	346,130	—
Foreign tax reclaims	2,981,338	—	35,671
Expense reimbursement due from Investment Manager	—	1,036	—
Prepaid expenses	5,830	2,442	4,749
Total assets	2,004,983,655	120,815,311	1,220,775,379
Liabilities
Due to custodian	48,701	—	—
Payable for:
Investments purchased	5,016,248	255,895	—
Investments purchased on a delayed delivery basis	—	952,376	—
Capital shares purchased	105,017	35,503	2,727,841
Investment management fees	1,396,056	64,260	671,999
Distribution and/or service fees	2,188	6,649	1,634
Transfer agent fees	101,600	6,120	62,952
Administration fees	124,906	7,140	58,830
Compensation of board members	56,431	37,116	59,694
Other expenses	95,409	51,491	29,488
Total liabilities	6,946,556	1,416,550	3,612,438
Net assets applicable to outstanding capital stock	$1,998,037,099	$119,398,761	$1,217,162,941

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

	Variable Portfolio — DFA International Value Fund	Variable Portfolio — Eaton Vance Floating-Rate Income Fund	Variable Portfolio — Holland Large Cap Growth Fund
Represented by
Paid-in capital	$2,194,735,962	$131,512,716	$—
Undistributed (excess of distributions over) net investment income	2,160,412	11,746,467	—
Accumulated net realized gain (loss)	6,687,150	(13,617,238)	—
Unrealized appreciation (depreciation) on:
Investments	(205,209,859)	(10,243,184)	—
Foreign currency translations	(336,566)	—	—
Trust capital	$—	$—	$1,217,162,941
Total — representing net assets applicable to outstanding capital stock	$1,998,037,099	$119,398,761	$1,217,162,941
Class 1
Net assets	$1,987,542,649	$88,475,953	$1,209,404,646
Shares outstanding	223,006,815	11,412,963	60,933,634
Net asset value per share	$8.91	$7.75	$19.85
Class 2
Net assets	$10,494,450	$30,922,808	$7,758,295
Shares outstanding	1,179,751	4,053,045	396,424
Net asset value per share	$8.90	$7.63	$19.57

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

	Variable Portfolio — Invesco International Growth Fund	Variable Portfolio — J.P. Morgan Core Bond Fund	Variable Portfolio — Jennison Mid Cap Growth Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $1,993,548,090, $3,230,912,714, $195,674,458)	$2,204,933,102	$3,263,008,025	$220,656,753
Affiliated issuers (identified cost $116,154,835, $95,727,973, $9,349,790)	116,154,835	95,727,973	9,349,790
Total investments (identified cost $2,109,702,925, $3,326,640,687, $205,024,248)	2,321,087,937	3,358,735,998	230,006,543
Foreign currency (identified cost $1,588,529, $—, $—)	1,583,387	—	—
Receivable for:
Investments sold	—	35,693	198,389
Capital shares sold	2,122	—	—
Dividends	1,499,710	21,191	150,217
Interest	—	15,665,020	—
Foreign tax reclaims	4,554,621	22,415	—
Expense reimbursement due from Investment Manager	—	19,373	6,341
Prepaid expenses	6,822	9,341	2,946
Total assets	2,328,734,599	3,374,509,031	230,364,436
Liabilities
Payable for:
Investments purchased	4,146,763	5,473	—
Capital shares purchased	1,752,412	2,338,611	361,051
Investment management fees	1,597,506	1,252,868	147,635
Distribution and/or service fees	4,405	1,456	2,695
Transfer agent fees	118,727	172,597	11,811
Administration fees	144,888	175,681	11,811
Compensation of board members	70,592	92,086	41,038
Other expenses	115,657	50,626	26,533
Total liabilities	7,950,950	4,089,398	602,574
Net assets applicable to outstanding capital stock	$2,320,783,649	$3,370,419,633	$229,761,862

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

	Variable Portfolio — Invesco International Growth Fund	Variable Portfolio — J.P. Morgan Core Bond Fund	Variable Portfolio — Jennison Mid Cap Growth Fund
Represented by
Paid-in capital	$2,098,015,208	$3,276,114,495	$—
Undistributed (excess of distributions over) net investment income	(3,517,061)	56,710,869	—
Accumulated net realized gain (loss)	15,314,070	5,498,958	—
Unrealized appreciation (depreciation) on:
Investments	211,385,012	32,095,311	—
Foreign currency translations	(413,580)	—	—
Trust capital	$—	$—	$229,761,862
Total — representing net assets applicable to outstanding capital stock	$2,320,783,649	$3,370,419,633	$229,761,862
Class 1
Net assets	$2,299,810,971	$3,363,420,591	$217,011,706
Shares outstanding	202,448,008	311,564,680	11,808,641
Net asset value per share	$11.36	$10.80	$18.38
Class 2
Net assets	$20,972,678	$6,999,042	$12,750,156
Shares outstanding	1,852,040	651,131	704,472
Net asset value per share	$11.32	$10.75	$18.10

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

	Variable Portfolio — Loomis Sayles Growth Fund	Variable Portfolio — MFS Value Fund	Variable Portfolio — Morgan Stanley Global Real Estate Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $1,938,884,877, $1,482,776,121, $188,054,705)	$2,206,271,262	$1,923,985,418	$207,649,311
Affiliated issuers (identified cost $9,282,601, $11,301,363, $1,671,883)	9,282,601	11,301,363	1,671,883
Total investments (identified cost $1,948,167,478, $1,494,077,484, $189,726,588)	2,215,553,863	1,935,286,781	209,321,194
Cash	21,817	—	—
Foreign currency (identified cost $—, $29,497, $700,283)	—	29,497	698,258
Receivable for:
Investments sold	—	10,806,139	398,202
Capital shares sold	—	53,511	28,066
Dividends	1,127,824	3,093,149	799,816
Foreign tax reclaims	—	42,657	59,785
Expense reimbursement due from Investment Manager	—	—	8,503
Prepaid expenses	5,972	6,615	2,209
Total assets	2,216,709,476	1,949,318,349	211,316,033
Liabilities
Due to custodian	—	33,415	—
Payable for:
Investments purchased	—	—	445,921
Capital shares purchased	2,834,235	2,207,625	632
Investment management fees	1,161,492	1,043,644	151,025
Distribution and/or service fees	1,326	4,149	4,625
Transfer agent fees	113,897	100,137	10,660
Administration fees	101,286	89,819	14,214
Compensation of board members	59,748	71,359	25,977
Other expenses	27,166	35,176	51,523
Total liabilities	4,299,150	3,585,324	704,577
Net assets applicable to outstanding capital stock	$2,212,410,326	$1,945,733,025	$210,611,456

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

	Variable Portfolio — Loomis Sayles Growth Fund	Variable Portfolio — MFS Value Fund	Variable Portfolio — Morgan Stanley Global Real Estate Fund
Represented by
Paid-in capital	$—	$—	$176,952,155
Undistributed (excess of distributions over) net investment income	—	—	2,225,924
Accumulated net realized gain (loss)	—	—	11,845,899
Unrealized appreciation (depreciation) on:
Investments	—	—	19,594,606
Foreign currency translations	—	—	(7,128)
Trust capital	$2,212,410,326	$1,945,733,025	$—
Total — representing net assets applicable to outstanding capital stock	$2,212,410,326	$1,945,733,025	$210,611,456
Class 1
Net assets	$2,206,011,482	$1,925,985,907	$188,579,801
Shares outstanding	106,337,414	103,483,781	21,366,838
Net asset value per share	$20.75	$18.61	$8.83
Class 2
Net assets	$6,398,844	$19,747,118	$22,031,655
Shares outstanding	312,819	1,075,533	2,510,016
Net asset value per share	$20.46	$18.36	$8.78

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

	Variable Portfolio — NFJ Dividend Value Fund	Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	Variable Portfolio — Partners Small Cap Growth Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $1,721,926,637, $1,136,111,107, $556,828,940)	$1,784,292,021	$1,446,498,555	$595,212,440
Affiliated issuers (identified cost $118,873,688, $16,947,288, $21,708,616)	118,873,688	16,947,288	21,708,616
Total investments (identified cost $1,840,800,325, $1,153,058,395, $578,537,556)	1,903,165,709	1,463,445,843	616,921,056
Cash	—	603	—
Receivable for:
Investments sold	2,588,235	—	2,366,215
Dividends	1,833,684	897,674	341,021
Foreign tax reclaims	82,151	18,384	—
Expense reimbursement due from Investment Manager	—	—	30,110
Prepaid expenses	6,347	5,292	3,041
Total assets	1,907,676,126	1,464,367,796	619,661,443
Liabilities
Payable for:
Investments purchased	3,376,182	974,803	4,563,585
Capital shares purchased	102,237	2,540,162	4,721
Investment management fees	1,011,791	795,319	450,932
Distribution and/or service fees	1,819	1,328	1,005
Transfer agent fees	96,930	75,284	31,430
Administration fees	87,147	69,107	41,413
Compensation of board members	68,983	59,010	30,805
Other expenses	30,870	30,055	31,755
Total liabilities	4,775,959	4,545,068	5,155,646
Net assets applicable to outstanding capital stock	$1,902,900,167	$1,459,822,728	$614,505,797
Represented by
Trust capital	$1,902,900,167	$1,459,822,728	$614,505,797
Total — representing net assets applicable to outstanding capital stock	$1,902,900,167	$1,459,822,728	$614,505,797
Class 1
Net assets	$1,894,440,877	$1,453,564,304	$609,771,611
Shares outstanding	110,422,918	70,064,500	35,192,120
Net asset value per share	$17.16	$20.75	$17.33
Class 2
Net assets	$8,459,290	$6,258,424	$4,734,186
Shares outstanding	500,064	306,136	277,182
Net asset value per share	$16.92	$20.44	$17.08
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

	Variable Portfolio — Pyramis® International Equity Fund	Variable Portfolio — TCW Core Plus Bond Fund	Variable Portfolio — Wells Fargo Short Duration Government Fund
Assets
Investments, at value
Unaffiliated issuers (identified cost $2,233,423,113, $3,159,993,628, $1,213,617,494)	$2,205,932,380	$3,123,862,965	$1,206,732,986
Affiliated issuers (identified cost $116,483,103, $307,664,818, $13,287,901)	116,483,103	307,664,818	13,287,901
Total investments (identified cost $2,349,906,216, $3,467,658,446, $1,226,905,395)	2,322,415,483	3,431,527,783	1,220,020,887
Cash	—	155,604	—
Foreign currency (identified cost $238,849, $—, $—)	238,849	—	—
Margin deposits	3,564,000	—	—
Receivable for:
Investments sold	2,238,390	—	11,163,963
Investments sold on a delayed delivery basis	—	62,351,136	—
Capital shares sold	—	21,010	47,814
Dividends	1,845,223	74,193	3,577
Interest	—	11,973,778	2,801,900
Foreign tax reclaims	5,319,303	2,763	—
Variation margin	—	131,063	—
Expense reimbursement due from Investment Manager	—	—	123
Prepaid expenses	6,652	8,150	4,349
Total assets	2,335,627,900	3,506,245,480	1,234,042,613
Liabilities
Due to custodian	1,188	—	7,664
Payable for:
Investments purchased	5,697,668	—	18,845,858
Investments purchased on a delayed delivery basis	—	343,560,539	—
Capital shares purchased	1,381,011	2,326,660	3,170,552
Variation margin	1,215,000	—	—
Investment management fees	1,596,036	1,141,430	492,364
Distribution and/or service fees	1,625	869	2,869
Transfer agent fees	118,601	161,562	62,250
Administration fees	144,741	166,485	68,620
Compensation of board members	53,274	60,154	73,292
Other expenses	116,776	49,510	39,454
Total liabilities	10,325,920	347,467,209	22,762,923
Net assets applicable to outstanding capital stock	$2,325,301,980	$3,158,778,271	$1,211,279,690

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

	Variable Portfolio — Pyramis® International Equity Fund	Variable Portfolio — TCW Core Plus Bond Fund	Variable Portfolio — Wells Fargo Short Duration Government Fund
Represented by
Paid-in capital	$2,362,295,588	$3,147,158,826	$1,203,929,324
Undistributed (excess of distributions over) net investment income	5,080,748	35,834,942	10,308,493
Accumulated net realized gain (loss)	(15,842,018)	12,169,453	3,926,381
Unrealized appreciation (depreciation) on:
Investments	(27,490,733)	(36,130,663)	(6,884,508)
Foreign currency translations	(503,524)	—	—
Futures contracts	1,761,919	(254,287)	—
Total — representing net assets applicable to outstanding capital stock	$2,325,301,980	$3,158,778,271	$1,211,279,690
Class 1
Net assets	$2,317,553,431	$3,154,640,867	$1,197,705,386
Shares outstanding	221,087,862	303,416,934	118,458,036
Net asset value per share	$10.48	$10.40	$10.11
Class 2
Net assets	$7,748,549	$4,137,404	$13,574,304
Shares outstanding	742,673	399,343	1,348,112
Net asset value per share	$10.43	$10.36	$10.07

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

	Columbia Variable Portfolio — U.S. Equities Fund	Variable Portfolio — American Century Diversified Bond Fund	Variable Portfolio — Columbia Wanger International Equities Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$12,279,385	$—	$12,104,883
Dividends — affiliated issuers	51,301	169,665	47,239
Interest	—	103,007,233	98,681
Foreign taxes withheld	(18,211)	(5,292)	(1,251,974)
Total income	12,312,475	103,171,606	10,998,829
Expenses:
Investment management fees	7,042,204	16,803,199	4,472,034
Distribution and/or service fees
Class 2	37,093	18,617	54,215
Transfer agent fees
Class 1	541,351	2,355,989	279,851
Class 2	8,902	4,468	13,011
Administration fees	699,219	2,342,071	385,895
Compensation of board members	19,322	56,945	16,421
Custodian fees	40,395	52,351	259,416
Printing and postage fees	17,771	10,834	19,840
Audit fees	18,780	31,670	54,532
Legal fees	11,679	31,583	9,225
Other	15,503	57,528	41,807
Total expenses	8,452,219	21,765,255	5,606,247
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	—	(132,665)
Total net expenses	8,452,219	21,765,255	5,473,582
Net investment income (loss)	3,860,256	81,406,351	5,525,247
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	27,827,321	(24,747,774)	89,736,449
Foreign currency translations	121	160,522	(356,646)
Forward foreign currency exchange contracts	—	27,748,338	—
Futures contracts	(4,514,044)	35,043	385,642
Net realized gain (loss)	23,313,398	3,196,129	89,765,445
Net change in unrealized appreciation (depreciation) on:
Investments	(186,102,807)	(72,802,773)	(73,018,327)
Foreign currency translations	(123)	420,566	(3,825)
Forward foreign currency exchange contracts	—	(13,225,267)	—
Futures contracts	(29,971)	—	—
Foreign capital gains tax	—	—	103,349
Net change in unrealized appreciation (depreciation)	(186,132,901)	(85,607,474)	(72,918,803)
Net realized and unrealized gain (loss)	(162,819,503)	(82,411,345)	16,846,642
Net change in net assets resulting from operations	$(158,959,247)	$(1,004,994)	$22,371,889

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS (continued)

Year Ended December 31, 2015

	Variable Portfolio — DFA International Value Fund	Variable Portfolio — Eaton Vance Floating-Rate Income Fund	Variable Portfolio — Holland Large Cap Growth Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$64,402,411	$—	$59,111,520
Dividends — affiliated issuers	15,248	13,113	23,736
Interest	11,670	14,246,915	—
Foreign taxes withheld	(5,434,083)	—	—
Total income	58,995,246	14,260,028	59,135,256
Expenses:
Investment management fees	15,094,103	1,954,546	8,583,601
Distribution and/or service fees
Class 2	22,947	78,566	16,662
Transfer agent fees
Class 1	1,089,925	167,287	804,344
Class 2	5,507	18,856	3,999
Administration fees	1,353,034	216,473	748,623
Compensation of board members	31,835	14,337	26,743
Custodian fees	213,028	58,887	12,096
Printing and postage fees	13,700	21,942	12,655
Audit fees	52,816	37,870	20,160
Legal fees	17,655	7,739	14,604
Other	48,322	16,055	24,611
Total expenses	17,942,872	2,592,558	10,268,098
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(182,285)	—
Total net expenses	17,942,872	2,410,273	10,268,098
Net investment income (loss)	41,052,374	11,849,755	48,867,158
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	9,635,369	(9,800,018)	72,927,236
Foreign currency translations	(1,316,038)	—	—
Net realized gain (loss)	8,319,331	(9,800,018)	72,927,236
Net change in unrealized appreciation (depreciation) on:
Investments	(239,194,906)	6,681,593	(30,575,817)
Foreign currency translations	(112,170)	—	—
Net change in unrealized appreciation (depreciation)	(239,307,076)	6,681,593	(30,575,817)
Net realized and unrealized gain (loss)	(230,987,745)	(3,118,425)	42,351,419
Net change in net assets resulting from operations	$(189,935,371)	$8,731,330	$91,218,577

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS (continued)

Year Ended December 31, 2015

	Variable Portfolio — Invesco International Growth Fund	Variable Portfolio — J.P. Morgan Core Bond Fund	Variable Portfolio — Jennison Mid Cap Growth Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$58,799,305	$—	$3,063,275
Dividends — affiliated issuers	223,294	251,183	12,316
Interest	583	89,407,682	—
Foreign taxes withheld	(5,899,685)	(3,411)	(1,430)
Total income	53,123,497	89,655,454	3,074,161
Expenses:
Investment management fees	18,323,907	14,312,624	3,399,285
Distribution and/or service fees
Class 2	43,486	15,443	27,341
Transfer agent fees
Class 1	1,345,868	1,959,172	265,376
Class 2	10,437	3,706	6,562
Administration fees	1,657,390	2,008,481	267,529
Compensation of board members	37,619	49,723	15,991
Custodian fees	305,217	56,668	10,775
Printing and postage fees	17,497	10,143	10,602
Audit fees	75,937	27,110	20,160
Legal fees	20,822	29,411	9,946
Other	135,839	51,212	17,294
Total expenses	21,974,019	18,523,693	4,050,861
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(186,260)	(33,572)
Total net expenses	21,974,019	18,337,433	4,017,289
Net investment income (loss)	31,149,478	71,318,021	(943,128)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	22,182,842	6,586,715	163,300,684
Foreign currency translations	(1,196,567)	—	—
Net realized gain (loss)	20,986,275	6,586,715	163,300,684
Net change in unrealized appreciation (depreciation) on:
Investments	(104,289,696)	(51,066,369)	(134,725,878)
Foreign currency translations	5,435	—	—
Net change in unrealized appreciation (depreciation)	(104,284,261)	(51,066,369)	(134,725,878)
Net realized and unrealized gain (loss)	(83,297,986)	(44,479,654)	28,574,806
Net change in net assets resulting from operations	$(52,148,508)	$26,838,367	$27,631,678

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS (continued)

Year Ended December 31, 2015

	Variable Portfolio — Loomis Sayles Growth Fund	Variable Portfolio — MFS Value Fund	Variable Portfolio — Morgan Stanley Global Real Estate Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$25,385,580	$85,595,192	$6,250,349
Dividends — affiliated issuers	24,168	33,076	2,640
Interest	—	—	33
Foreign taxes withheld	(974,893)	(902,159)	(251,885)
Total income	24,434,855	84,726,109	6,001,137
Expenses:
Investment management fees	11,308,372	13,405,143	1,859,524
Distribution and/or service fees
Class 2	12,645	41,460	52,794
Transfer agent fees
Class 1	1,088,778	1,300,661	118,587
Class 2	3,035	9,950	12,670
Administration fees	984,859	1,167,201	175,015
Compensation of board members	30,981	37,516	12,426
Custodian fees	14,037	28,381	70,827
Printing and postage fees	9,186	16,137	19,568
Audit fees	18,780	20,160	53,816
Legal fees	17,075	20,668	7,646
Other	94,774	36,675	12,629
Total expenses	13,582,522	16,083,952	2,395,502
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	—	(126,961)
Total net expenses	13,582,522	16,083,952	2,268,541
Net investment income (loss)	10,852,333	68,642,157	3,732,596
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	60,561,468	257,329,844	17,366,032
Foreign currency translations	(36)	(76,650)	(47,413)
Net realized gain (loss)	60,561,432	257,253,194	17,318,619
Net change in unrealized appreciation (depreciation) on:
Investments	101,935,257	(328,591,126)	(22,437,038)
Foreign currency translations	23	(3,520)	(1,719)
Net change in unrealized appreciation (depreciation)	101,935,280	(328,594,646)	(22,438,757)
Net realized and unrealized gain (loss)	162,496,712	(71,341,452)	(5,120,138)
Net change in net assets resulting from operations	$173,349,045	$(2,699,295)	$(1,387,542)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS (continued)

Year Ended December 31, 2015

	Variable Portfolio — NFJ Dividend Value Fund	Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	Variable Portfolio — Partners Small Cap Growth Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$64,738,330	$11,608,465	$4,475,153
Dividends — affiliated issuers	81,762	18,227	27,310
Foreign taxes withheld	(2,588,667)	(50,096)	(6,197)
Total income	62,231,425	11,576,596	4,496,266
Expenses:
Investment management fees	12,627,538	9,795,325	5,115,336
Distribution and/or service fees
Class 2	22,853	13,026	10,470
Transfer agent fees
Class 1	1,214,018	926,386	353,005
Class 2	5,485	3,126	2,513
Administration fees	1,091,273	849,602	469,410
Compensation of board members	35,393	29,197	16,897
Custodian fees	16,236	15,720	25,356
Printing and postage fees	11,992	10,503	8,496
Audit fees	43,866	43,866	20,160
Legal fees	19,557	16,327	10,353
Other	81,400	46,155	13,666
Total expenses	15,169,611	11,749,233	6,045,662
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	—	(346,681)
Total net expenses	15,169,611	11,749,233	5,698,981
Net investment income (loss)	47,061,814	(172,637)	(1,202,715)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	123,774,742	181,870,337	50,761,753
Net realized gain (loss)	123,774,742	181,870,337	50,761,753
Net change in unrealized appreciation (depreciation) on:
Investments	(340,320,174)	(88,551,330)	(90,010,686)
Net change in unrealized appreciation (depreciation)	(340,320,174)	(88,551,330)	(90,010,686)
Net realized and unrealized gain (loss)	(216,545,432)	93,319,007	(39,248,933)
Net change in net assets resulting from operations	$(169,483,618)	$93,146,370	$(40,451,648)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF OPERATIONS (continued)

Year Ended December 31, 2015

	Variable Portfolio — Pyramis® International Equity Fund	Variable Portfolio — TCW Core Plus Bond Fund	Variable Portfolio — Wells Fargo Short Duration Government Fund
Net investment income
Income:
Dividends — unaffiliated issuers	$54,388,835	$—	$—
Dividends — affiliated issuers	170,031	605,795	71,627
Interest	4,537	52,388,054	20,773,308
Foreign taxes withheld	(5,599,087)	—	—
Total income	48,964,316	52,993,849	20,844,935
Expenses:
Investment management fees	17,043,226	12,363,202	7,836,497
Distribution and/or service fees
Class 2	16,816	9,068	24,754
Transfer agent fees
Class 1	1,251,101	1,662,128	1,007,633
Class 2	4,036	2,176	5,941
Administration fees	1,539,359	1,726,353	1,088,581
Compensation of board members	34,617	42,724	32,267
Custodian fees	297,581	58,173	20,467
Printing and postage fees	10,169	8,259	11,401
Audit fees	51,816	27,110	27,110
Legal fees	19,274	24,376	17,320
Other	34,082	40,429	34,463
Total expenses	20,302,077	15,963,998	10,106,434
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(500,000)	(540)
Total net expenses	20,302,077	15,463,998	10,105,894
Net investment income (loss)	28,662,239	37,529,851	10,739,041
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(4,148,616)	14,942,416	5,846,786
Foreign currency translations	(908,793)	—	—
Futures contracts	(5,010,715)	932,089	—
Net realized gain (loss)	(10,068,124)	15,874,505	5,846,786
Net change in unrealized appreciation (depreciation) on:
Investments	(84,543,964)	(45,355,495)	(7,191,519)
Foreign currency translations	(213,052)	—	—
Futures contracts	2,699,512	(2,493,052)	—
Net change in unrealized appreciation (depreciation)	(82,057,504)	(47,848,547)	(7,191,519)
Net realized and unrealized gain (loss)	(92,125,628)	(31,974,042)	(1,344,733)
Net change in net assets resulting from operations	$(63,463,389)	$5,555,809	$9,394,308

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Columbia Variable Portfolio — U.S. Equities Fund		Variable Portfolio — American Century Diversified Bond Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income (loss)	$3,860,256	$(1,151,642)	$81,406,351	$64,928,961
Net realized gain (loss)	23,313,398	112,758,218	3,196,129	47,128,520
Net change in unrealized appreciation (depreciation)	(186,132,901)	(104,166,996)	(85,607,474)	70,932,223
Net increase (decrease) in net assets resulting from operations	(158,959,247)	7,439,580	(1,004,994)	182,989,704
Distributions to shareholders
Net investment income
Class 1	—	—	(99,795,037)	(48,497,607)
Class 2	—	—	(149,922)	(82,252)
Net realized gains
Class 1	—	—	(19,546,855)	(2,657,738)
Class 2	—	—	(33,005)	(5,322)
Total distributions to shareholders	—	—	(119,524,819)	(51,242,919)
Increase (decrease) in net assets from capital stock activity	1,219,413,994	(304,227,778)	1,179,218,756	(112,526,883)
Total increase (decrease) in net assets	1,060,454,747	(296,788,198)	1,058,688,943	19,219,902
Net assets at beginning of year	346,444,223	643,232,421	3,205,711,946	3,186,492,044
Net assets at end of year	$1,406,898,970	$346,444,223	$4,264,400,889	$3,205,711,946
Undistributed (excess of distributions over) net investment income	$—	$—	$77,310,066	$96,874,942

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Variable Portfolio — U.S. Equities Fund				Variable Portfolio — American Century Diversified Bond Fund
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	65,408,882	1,298,688,209	5,621,166	101,027,141	122,595,824	1,361,513,790	30,071,346	327,951,206
Distributions reinvested	—	—	—	—	11,122,264	119,341,892	4,727,851	51,155,345
Redemptions	(4,193,817)	(78,939,521)	(22,585,311)	(407,772,335)	(27,939,469)	(303,394,956)	(45,242,972)	(491,884,069)
Net increase (decrease)	61,215,065	1,219,748,688	(16,964,145)	(306,745,194)	105,778,619	1,177,460,726	(10,443,775)	(112,777,518)
Class 2 shares
Subscriptions	116,962	2,195,659	225,024	4,022,394	259,549	2,849,457	119,369	1,293,378
Distributions reinvested	—	—	—	—	17,080	182,927	8,116	87,574
Redemptions	(137,669)	(2,530,353)	(85,420)	(1,504,978)	(116,769)	(1,274,354)	(104,687)	(1,130,317)
Net increase (decrease)	(20,707)	(334,694)	139,604	2,517,416	159,860	1,758,030	22,798	250,635
Total net increase (decrease)	61,194,358	1,219,413,994	(16,824,541)	(304,227,778)	105,938,479	1,179,218,756	(10,420,977)	(112,526,883)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — Columbia Wanger International Equities Fund		Variable Portfolio — DFA International Value Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income (loss)	$5,525,247	$8,020,794	$41,052,374	$35,561,660
Net realized gain (loss)	89,765,445	40,714,365	8,319,331	38,244,102
Net change in unrealized appreciation (depreciation)	(72,918,803)	(78,675,909)	(239,307,076)	(196,261,259)
Net increase (decrease) in net assets resulting from operations	22,371,889	(29,940,750)	(189,935,371)	(122,455,497)
Distributions to shareholders
Net investment income
Class 1	(6,533,235)	(16,227,786)	(40,048,370)	(34,911,260)
Class 2	(304,625)	(361,849)	(179,927)	(141,701)
Net realized gains
Class 1	(34,214,791)	(46,024,930)	(37,833,078)	(56,582,394)
Class 2	(1,824,008)	(1,163,561)	(193,533)	(258,648)
Total distributions to shareholders	(42,876,659)	(63,778,126)	(78,254,908)	(91,894,003)
Increase (decrease) in net assets from capital stock activity	(394,607,407)	77,543,707	751,083,967	432,489,020
Total increase (decrease) in net assets	(415,112,177)	(16,175,169)	482,893,688	218,139,520
Net assets at beginning of year	697,960,942	714,136,111	1,515,143,411	1,297,003,891
Net assets at end of year	$282,848,765	$697,960,942	$1,998,037,099	$1,515,143,411
Undistributed (excess of distributions over) net investment income	$1,132,908	$(2,355,490)	$2,160,412	$1,952,438

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — Columbia Wanger International Equities Fund				Variable Portfolio — DFA International Value Fund
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	—	—	9,765,878	136,733,245	67,274,901	693,005,075	37,184,648	416,282,301
Distributions reinvested	3,446,020	40,748,026	4,559,136	62,252,716	7,814,529	77,881,448	8,027,208	91,493,654
Redemptions	(34,620,904)	(441,673,308)	(9,276,442)	(128,685,225)	(2,431,040)	(24,931,983)	(6,693,375)	(77,692,838)
Net increase (decrease)	(31,174,884)	(400,925,282)	5,048,572	70,300,736	72,658,390	745,954,540	38,518,481	430,083,117
Class 2 shares
Subscriptions	515,681	6,228,828	517,171	6,997,569	539,190	5,455,886	274,983	3,071,771
Distributions reinvested	181,272	2,128,633	111,800	1,525,410	37,419	373,460	35,119	400,349
Redemptions	(174,202)	(2,039,586)	(99,072)	(1,280,008)	(71,031)	(699,919)	(97,441)	(1,066,217)
Net increase (decrease)	522,751	6,317,875	529,899	7,242,971	505,578	5,129,427	212,661	2,405,903
Total net increase (decrease)	(30,652,133)	(394,607,407)	5,578,471	77,543,707	73,163,968	751,083,967	38,731,142	432,489,020

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — Eaton Vance Floating-Rate Income Fund		Variable Portfolio — Holland Large Cap Growth Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income (loss)	$11,849,755	$25,613,964	$48,867,158	$3,817,162
Net realized gain (loss)	(9,800,018)	(3,812,565)	72,927,236	94,848,907
Net change in unrealized appreciation (depreciation)	6,681,593	(15,481,341)	(30,575,817)	(6,404,464)
Net increase (decrease) in net assets resulting from operations	8,731,330	6,320,058	91,218,577	92,261,605
Distributions to shareholders
Net investment income
Class 1	(20,081,599)	(30,651,640)	—	—
Class 2	(5,396,090)	(1,358,994)	—	—
Net realized gains
Class 1	—	(6,420,253)	—	—
Class 2	—	(301,810)	—	—
Total distributions to shareholders	(25,477,689)	(38,732,697)	—	—
Increase (decrease) in net assets from capital stock activity	(416,784,810)	(165,222,740)	(254,918,057)	(320,750,279)
Total increase (decrease) in net assets	(433,531,169)	(197,635,379)	(163,699,480)	(228,488,674)
Net assets at beginning of year	552,929,930	750,565,309	1,380,862,421	1,609,351,095
Net assets at end of year	$119,398,761	$552,929,930	$1,217,162,941	$1,380,862,421
Undistributed (excess of distributions over) net investment income	$11,746,467	$25,369,746	$—	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — Eaton Vance Floating-Rate Income Fund				Variable Portfolio — Holland Large Cap Growth Fund
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	444,471	4,211,599	9,504,609	93,721,206	1,376,161	26,509,395	6,471,502	114,141,643
Distributions reinvested	2,494,609	20,081,599	3,869,717	37,071,893	—	—	—	—
Redemptions	(46,297,883)	(446,291,551)	(30,996,368)	(300,225,545)	(14,353,449)	(282,876,811)	(25,123,801)	(435,501,859)
Net increase (decrease)	(43,358,803)	(421,998,353)	(17,622,042)	(169,432,446)	(12,977,288)	(256,367,416)	(18,652,299)	(321,360,216)
Class 2 shares
Subscriptions	752,650	6,370,438	930,260	9,036,842	109,346	2,140,603	79,951	1,410,229
Distributions reinvested	680,465	5,396,090	175,561	1,660,804	—	—	—	—
Redemptions	(747,973)	(6,552,985)	(676,218)	(6,487,940)	(36,167)	(691,244)	(45,203)	(800,292)
Net increase (decrease)	685,142	5,213,543	429,603	4,209,706	73,179	1,449,359	34,748	609,937
Total net increase (decrease)	(42,673,661)	(416,784,810)	(17,192,439)	(165,222,740)	(12,904,109)	(254,918,057)	(18,617,551)	(320,750,279)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — Invesco International Growth Fund		Variable Portfolio — J.P. Morgan Core Bond Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income (loss)	$31,149,478	$30,512,852	$71,318,021	$67,566,172
Net realized gain (loss)	20,986,275	124,207,911	6,586,715	9,504,508
Net change in unrealized appreciation (depreciation)	(104,284,261)	(154,983,837)	(51,066,369)	82,912,278
Net increase (decrease) in net assets resulting from operations	(52,148,508)	(263,074)	26,838,367	159,982,958
Distributions to shareholders
Net investment income
Class 1	(30,990,198)	(34,387,756)	(67,043,857)	(60,729,899)
Class 2	(210,290)	(152,492)	(103,315)	(87,409)
Net realized gains
Class 1	(120,138,957)	(143,384,231)	(9,517,307)	(2,889,304)
Class 2	(983,481)	(716,344)	(16,884)	(4,735)
Total distributions to shareholders	(152,322,926)	(178,640,823)	(76,681,363)	(63,711,347)
Increase (decrease) in net assets from capital stock activity	396,485,469	374,568,081	474,881,428	(268,028,894)
Total increase (decrease) in net assets	192,014,035	195,664,184	425,038,432	(171,757,283)
Net assets at beginning of year	2,128,769,614	1,933,105,430	2,945,381,201	3,117,138,484
Net assets at end of year	$2,320,783,649	$2,128,769,614	$3,370,419,633	$2,945,381,201
Undistributed (excess of distributions over) net investment income	$(3,517,061)	$(4,803,734)	$56,710,869	$51,703,476

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — Invesco International Growth Fund				Variable Portfolio — J.P. Morgan Core Bond Fund
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	43,827,409	544,008,836	26,230,060	343,832,589	71,263,549	783,935,362	24,773,594	268,158,555
Distributions reinvested	12,530,256	151,129,155	13,458,184	177,771,987	7,121,969	76,561,164	5,923,576	63,619,203
Redemptions	(23,752,362)	(309,453,752)	(11,209,179)	(153,314,112)	(35,549,303)	(387,639,066)	(55,280,657)	(600,009,018)
Net increase (decrease)	32,605,303	385,684,239	28,479,065	368,290,464	42,836,215	472,857,460	(24,583,487)	(268,231,260)
Class 2 shares
Subscriptions	837,010	10,350,596	480,343	6,284,196	245,978	2,680,808	100,051	1,078,393
Distributions reinvested	99,268	1,193,771	65,935	868,836	11,212	120,199	8,604	92,144
Redemptions	(63,238)	(743,137)	(68,358)	(875,415)	(71,395)	(777,039)	(89,988)	(968,171)
Net increase (decrease)	873,040	10,801,230	477,920	6,277,617	185,795	2,023,968	18,667	202,366
Total net increase (decrease)	33,478,343	396,485,469	28,956,985	374,568,081	43,022,010	474,881,428	(24,564,820)	(268,028,894)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — Jennison Mid Cap Growth Fund		Variable Portfolio — Loomis Sayles Growth Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income (loss)	$(943,128)	$(1,059,363)	$10,852,333	$6,845,901
Net realized gain (loss)	163,300,684	178,530,188	60,561,432	190,143,186
Net change in unrealized appreciation (depreciation)	(134,725,878)	(108,379,735)	101,935,280	(54,838,121)
Net increase (decrease) in net assets resulting from operations	27,631,678	69,091,090	173,349,045	142,150,966
Increase (decrease) in net assets from capital stock activity	(487,316,695)	(350,136,350)	748,655,600	36,371,885
Total increase (decrease) in net assets	(459,685,017)	(281,045,260)	922,004,645	178,522,851
Net assets at beginning of year	689,446,879	970,492,139	1,290,405,681	1,111,882,830
Net assets at end of year	$229,761,862	$689,446,879	$2,212,410,326	$1,290,405,681

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — Jennison Mid Cap Growth Fund				Variable Portfolio — Loomis Sayles Growth Fund
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	34,005	620,156	8,307,244	143,949,487	42,927,704	851,403,616	3,192,224	55,197,540
Redemptions	(24,286,979)	(493,373,963)	(28,092,363)	(496,082,825)	(5,118,006)	(104,181,898)	(1,199,069)	(19,771,707)
Net increase (decrease)	(24,252,974)	(492,753,807)	(19,785,119)	(352,133,338)	37,809,698	747,221,718	1,993,155	35,425,833
Class 2 shares
Subscriptions	311,758	5,997,763	168,398	2,961,690	103,756	2,083,046	83,945	1,433,627
Redemptions	(30,060)	(560,651)	(55,205)	(964,702)	(33,490)	(649,164)	(28,191)	(487,575)
Net increase (decrease)	281,698	5,437,112	113,193	1,996,988	70,266	1,433,882	55,754	946,052
Total net increase (decrease)	(23,971,276)	(487,316,695)	(19,671,926)	(350,136,350)	37,879,964	748,655,600	2,048,909	36,371,885

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — MFS Value Fund		Variable Portfolio — Morgan Stanley Global Real Estate Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income (loss)	$68,642,157	$39,701,972	$3,732,596	$7,916,437
Net realized gain (loss)	257,253,194	146,006,588	17,318,619	36,337,543
Net change in unrealized appreciation (depreciation)	(328,594,646)	33,208,772	(22,438,757)	(5,581,194)
Net increase (decrease) in net assets resulting from operations	(2,699,295)	218,917,332	(1,387,542)	38,672,786
Distributions to shareholders
Net investment income
Class 1	—	—	(12,840,175)	(5,710,784)
Class 2	—	—	(1,399,993)	(274,274)
Net realized gains
Class 1	—	—	(26,232,917)	(38,487,314)
Class 2	—	—	(2,975,273)	(2,096,399)
Total distributions to shareholders	—	—	(43,448,358)	(46,568,771)
Increase (decrease) in net assets from capital stock activity	(430,510,722)	(175,008,119)	22,914,969	(80,802,495)
Total increase (decrease) in net assets	(433,210,017)	43,909,213	(21,920,931)	(88,698,480)
Net assets at beginning of year	2,378,943,042	2,335,033,829	232,532,387	321,230,867
Net assets at end of year	$1,945,733,025	$2,378,943,042	$210,611,456	$232,532,387
Undistributed (excess of distributions over) net investment income	$—	$—	$2,225,924	$8,872,444

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — MFS Value Fund				Variable Portfolio — Morgan Stanley Global Real Estate Fund
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	5,708,519	108,917,086	14,996,587	260,257,408	—	—	593,325	7,000,000
Distributions reinvested	—	—	—	—	4,485,751	39,073,092	4,018,009	44,198,098
Redemptions	(28,355,946)	(545,446,322)	(25,848,599)	(440,161,200)	(2,188,734)	(25,107,880)	(12,030,685)	(139,334,064)
Net increase (decrease)	(22,647,427)	(436,529,236)	(10,852,012)	(179,903,792)	2,297,017	13,965,212	(7,419,351)	(88,135,966)
Class 2 shares
Subscriptions	386,543	7,196,722	368,573	6,397,721	624,668	6,589,865	506,084	5,846,990
Distributions reinvested	—	—	—	—	504,036	4,375,266	216,302	2,370,673
Redemptions	(63,470)	(1,178,208)	(85,165)	(1,502,048)	(216,260)	(2,015,374)	(80,349)	(884,192)
Net increase (decrease)	323,073	6,018,514	283,408	4,895,673	912,444	8,949,757	642,037	7,333,471
Total net increase (decrease)	(22,324,354)	(430,510,722)	(10,568,604)	(175,008,119)	3,209,461	22,914,969	(6,777,314)	(80,802,495)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — NFJ Dividend Value Fund		Variable Portfolio — Nuveen Winslow Large Cap Growth Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income (loss)	$47,061,814	$42,428,577	$(172,637)	$(262,551)
Net realized gain (loss)	123,774,742	195,438,903	181,870,337	130,827,296
Net change in unrealized appreciation (depreciation)	(340,320,174)	(58,284,514)	(88,551,330)	14,491,739
Net increase (decrease) in net assets resulting from operations	(169,483,618)	179,582,966	93,146,370	145,056,484
Increase (decrease) in net assets from capital stock activity	(42,320,271)	(129,881,007)	(160,615,291)	53,262,851
Total increase (decrease) in net assets	(211,803,889)	49,701,959	(67,468,921)	198,319,335
Net assets at beginning of year	2,114,704,056	2,065,002,097	1,527,291,649	1,328,972,314
Net assets at end of year	$1,902,900,167	$2,114,704,056	$1,459,822,728	$1,527,291,649

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — NFJ Dividend Value Fund				Variable Portfolio — Nuveen Winslow Large Cap Growth Fund
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	12,915,813	239,540,572	12,378,773	219,432,648	2,217,011	45,054,179	7,529,489	134,288,045
Redemptions	(15,125,837)	(281,615,777)	(20,628,978)	(351,174,776)	(10,077,558)	(207,269,905)	(4,539,089)	(82,354,530)
Net increase (decrease)	(2,210,024)	(42,075,205)	(8,250,205)	(131,742,128)	(7,860,547)	(162,215,726)	2,990,400	51,933,515
Class 2 shares
Subscriptions	84,507	1,514,846	142,008	2,521,112	117,098	2,357,760	103,583	1,849,032
Redemptions	(98,898)	(1,759,912)	(36,966)	(659,991)	(37,983)	(757,325)	(28,461)	(519,696)
Net increase (decrease)	(14,391)	(245,066)	105,042	1,861,121	79,115	1,600,435	75,122	1,329,336
Total net increase (decrease)	(2,224,415)	(42,320,271)	(8,145,163)	(129,881,007)	(7,781,432)	(160,615,291)	3,065,522	53,262,851
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — Partners Small Cap Growth Fund		Variable Portfolio — Pyramis® International Equity Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income (loss)	$(1,202,715)	$(2,679,706)	$28,662,239	$27,432,580
Net realized gain (loss)	50,761,753	74,725,274	(10,068,124)	71,961,856
Net change in unrealized appreciation (depreciation)	(90,010,686)	(77,673,701)	(82,057,504)	(204,360,102)
Net increase (decrease) in net assets resulting from operations	(40,451,648)	(5,628,133)	(63,463,389)	(104,965,666)
Distributions to shareholders
Net investment income
Class 1	—	—	(29,015,838)	(24,631,837)
Class 2	—	—	(80,451)	(63,642)
Net realized gains
Class 1	—	—	(66,147,079)	(117,527,255)
Class 2	—	—	(207,470)	(355,675)
Total distributions to shareholders	—	—	(95,450,838)	(142,578,409)
Increase (decrease) in net assets from capital stock activity	114,811,428	(79,681,430)	956,402,300	344,089,807
Total increase (decrease) in net assets	74,359,780	(85,309,563)	797,488,073	96,545,732
Net assets at beginning of year	540,146,017	625,455,580	1,527,813,907	1,431,268,175
Net assets at end of year	$614,505,797	$540,146,017	$2,325,301,980	$1,527,813,907
Undistributed (excess of distributions over) net investment income	$—	$—	$5,080,748	$2,047,486

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — Partners Small Cap Growth Fund				Variable Portfolio — Pyramis® International Equity Fund
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	7,276,114	141,463,840	7,208,097	126,212,205	77,905,179	901,216,336	27,867,875	335,169,333
Distributions reinvested	—	—	—	—	8,356,605	95,162,917	11,675,196	142,159,092
Redemptions	(1,496,204)	(28,335,002)	(11,818,865)	(206,412,066)	(3,814,555)	(43,574,091)	(10,819,377)	(135,363,385)
Net increase (decrease)	5,779,910	113,128,838	(4,610,768)	(80,199,861)	82,447,229	952,805,162	28,723,694	341,965,040
Class 2 shares
Subscriptions	106,526	1,969,209	60,971	1,063,748	359,778	4,055,691	195,129	2,390,141
Distributions reinvested	—	—	—	—	25,344	287,921	34,555	419,317
Redemptions	(15,375)	(286,619)	(31,671)	(545,317)	(67,560)	(746,474)	(57,950)	(684,691)
Net increase (decrease)	91,151	1,682,590	29,300	518,431	317,562	3,597,138	171,734	2,124,767
Total net increase (decrease)	5,871,061	114,811,428	(4,581,468)	(79,681,430)	82,764,791	956,402,300	28,895,428	344,089,807

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — TCW Core Plus Bond Fund		Variable Portfolio — Wells Fargo Short Duration Government Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income (loss)	$37,529,851	$25,996,084	$10,739,041	$12,617,667
Net realized gain (loss)	15,874,505	27,295,230	5,846,786	6,717,475
Net change in unrealized appreciation (depreciation)	(47,848,547)	22,800,427	(7,191,519)	2,573,986
Net increase (decrease) in net assets resulting from operations	5,555,809	76,091,741	9,394,308	21,909,128
Distributions to shareholders
Net investment income
Class 1	(26,253,944)	(11,923,280)	(12,480,123)	(10,479,665)
Class 2	(20,442)	(11,875)	(72,370)	(5,516)
Net realized gains
Class 1	(1,417,799)	—	—	—
Class 2	(1,582)	—	—	—
Total distributions to shareholders	(27,693,767)	(11,935,155)	(12,552,493)	(10,485,181)
Increase (decrease) in net assets from capital stock activity	1,047,543,070	818,011,583	(1,113,464,523)	(141,874,454)
Total increase (decrease) in net assets	1,025,405,112	882,168,169	(1,116,622,708)	(130,450,507)
Net assets at beginning of year	2,133,373,159	1,251,204,990	2,327,902,398	2,458,352,905
Net assets at end of year	$3,158,778,271	$2,133,373,159	$1,211,279,690	$2,327,902,398
Undistributed (excess of distributions over) net investment income	$35,834,942	$24,497,210	$10,308,493	$12,121,945

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Variable Portfolio — TCW Core Plus Bond Fund				Variable Portfolio — Wells Fargo Short Duration Government Fund
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	118,697,891	1,242,904,459	83,770,945	866,128,447	11,204,169	113,938,853	8,257,168	83,964,067
Distributions reinvested	2,668,442	27,671,743	1,159,852	11,923,280	1,230,781	12,480,123	1,033,497	10,479,665
Redemptions	(21,485,446)	(224,051,849)	(5,892,416)	(59,791,765)	(121,941,238)	(1,247,073,120)	(23,626,441)	(240,326,374)
Net increase (decrease)	99,880,887	1,046,524,353	79,038,381	818,259,962	(109,506,288)	(1,120,654,144)	(14,335,776)	(145,882,642)
Class 2 shares
Subscriptions	125,079	1,305,847	33,794	347,698	1,008,994	10,226,705	509,251	5,164,208
Distributions reinvested	2,128	22,024	1,157	11,875	7,158	72,370	545	5,516
Redemptions	(29,627)	(309,154)	(59,535)	(607,952)	(306,971)	(3,109,454)	(114,576)	(1,161,536)
Net increase (decrease)	97,580	1,018,717	(24,584)	(248,379)	709,181	7,189,621	395,220	4,008,188
Total net increase (decrease)	99,978,467	1,047,543,070	79,013,797	818,011,583	(108,797,107)	(1,113,464,523)	(13,940,556)	(141,874,454)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Columbia Variable Portfolio — U.S. Equities Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts of the Funds are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect fees and expenses imposed under your Contract or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013		2012		2011
Per share data
Net asset value, beginning of period	$18.88	$18.29	$13.53		$11.30		$11.87
Income from investment operations:
Net investment income (loss)	0.08	(0.04)	(0.02)		0.09		(0.04)
Net realized and unrealized gain (loss)	(1.27)	0.63	4.78		2.14		(0.53)
Total from investment operations	(1.19)	0.59	4.76		2.23		(0.57)
Net asset value, end of period	$17.69	$18.88	$18.29		$13.53		$11.30
Total return	(6.30%)	3.23%	35.18%		19.74%		(4.80%)
Ratios to average net assets(a)
Total gross expenses	0.92%	1.03%	1.00	%(b)	1.01	%(b)	1.00%
Total net expenses(c)	0.92%	0.96%	0.96	%(b)	0.96	%(b)	0.97%
Net investment income (loss)	0.43%	(0.24%)	(0.13%)		0.70%		(0.35%)
Supplemental data
Net assets, end of period (in thousands)	$1,393,433	$331,643	$631,394		$711,259		$666,865
Portfolio turnover	98%	10%	23%		29%		18%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Columbia Variable Portfolio — U.S. Equities Fund

	Year Ended December 31,
Class 2	2015	2014	2013		2012		2011
Per share data
Net asset value, beginning of period	$18.67	$18.12	$13.45		$11.25		$11.85
Income from investment operations:
Net investment income (loss)	(0.01)	(0.08)	(0.05)		0.09		(0.06)
Net realized and unrealized gain (loss)	(1.22)	0.63	4.72		2.11		(0.54)
Total from investment operations	(1.23)	0.55	4.67		2.20		(0.60)
Net asset value, end of period	$17.44	$18.67	$18.12		$13.45		$11.25
Total return	(6.59%)	3.04%	34.72%		19.56%		(5.06%)
Ratios to average net assets(a)
Total gross expenses	1.20%	1.29%	1.25	%(b)	1.26	%(c)	1.25%
Total net expenses(c)	1.20%	1.21%	1.21	%(b)	1.21	%(c)	1.22%
Net investment income (loss)	(0.08%)	(0.47%)	(0.33%)		0.68%		(0.55%)
Supplemental data
Net assets, end of period (in thousands)	$13,465	$14,801	$11,839		$5,321		$2,710
Portfolio turnover	98%	10%	23%		29%		18%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — American Century Diversified Bond Fund

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$11.05	$10.60	$11.30	$11.08	$10.47
Income from investment operations:
Net investment income	0.23	0.23	0.17	0.23	0.29
Net realized and unrealized gain (loss)	(0.23)	0.41	(0.45)	0.33	0.48
Total from investment operations	—	0.64	(0.28)	0.56	0.77
Less distributions to shareholders:
Net investment income	(0.24)	(0.18)	(0.22)	(0.26)	(0.11)
Net realized gains	(0.05)	(0.01)	(0.20)	(0.08)	(0.05)
Total distributions to shareholders	(0.29)	(0.19)	(0.42)	(0.34)	(0.16)
Net asset value, end of period	$10.76	$11.05	$10.60	$11.30	$11.08
Total return	0.05%	6.06%	(2.45%)	5.08%	7.41%
Ratios to average net assets(a)
Total gross expenses	0.55%	0.57%	0.57%	0.58%	0.59%
Total net expenses(b)	0.55%	0.56%	0.57%	0.58%	0.57%
Net investment income	2.07%	2.10%	1.58%	2.07%	2.69%
Supplemental data
Net assets, end of period (in thousands)	$4,256,477	$3,199,340	$3,180,618	$2,890,784	$2,328,963
Portfolio turnover	223%	214%	186%	131%	85%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — American Century Diversified Bond Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$11.01	$10.56	$11.26	$11.05	$10.46
Income from investment operations:
Net investment income	0.20	0.20	0.14	0.20	0.26
Net realized and unrealized gain (loss)	(0.22)	0.41	(0.45)	0.33	0.48
Total from investment operations	(0.02)	0.61	(0.31)	0.53	0.74
Less distributions to shareholders:
Net investment income	(0.22)	(0.15)	(0.19)	(0.24)	(0.10)
Net realized gains	(0.05)	(0.01)	(0.20)	(0.08)	(0.05)
Total distributions to shareholders	(0.27)	(0.16)	(0.39)	(0.32)	(0.15)
Net asset value, end of period	$10.72	$11.01	$10.56	$11.26	$11.05
Total return	(0.20%)	5.81%	(2.71%)	4.84%	7.10%
Ratios to average net assets(a)
Total gross expenses	0.80%	0.82%	0.82%	0.83%	0.84%
Total net expenses(b)	0.80%	0.81%	0.82%	0.83%	0.83%
Net investment income	1.83%	1.85%	1.33%	1.75%	2.45%
Supplemental data
Net assets, end of period (in thousands)	$7,924	$6,372	$5,874	$6,670	$2,415
Portfolio turnover	223%	214%	186%	131%	85%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Columbia Wanger International Equities Fund

	Year Ended December 31,
Class 1	2015		2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$12.41		$14.10	$12.06	$10.22		$12.31
Income from investment operations:
Net investment income	0.14		0.15	0.16	0.17		0.14
Net realized and unrealized gain (loss)	(0.25	)(a)	(0.60)	2.45	2.01		(1.74)
Increase from payment by affiliate	—		—	—	0.00	(b)	0.00	(b)
Total from investment operations	(0.11)		(0.45)	2.61	2.18		(1.60)
Less distributions to shareholders:
Net investment income	(0.20)		(0.32)	(0.35)	(0.15)		(0.33)
Net realized gains	(1.04)		(0.92)	(0.22)	(0.19)		(0.16)
Total distributions to shareholders	(1.24)		(1.24)	(0.57)	(0.34)		(0.49)
Net asset value, end of period	$11.06		$12.41	$14.10	$12.06		$10.22
Total return	(1.39%)		(3.86%)	22.32%	21.76	%(c)	(13.57	%)(c)
Ratios to average net assets(d)
Total gross expenses	1.14%		1.09%	1.12%	1.11%		1.13%
Total net expenses(e)	1.11%		1.00%	1.00%	1.00%		1.06%
Net investment income	1.15%		1.11%	1.23%	1.49%		1.21%
Supplemental data
Net assets, end of period (in thousands)	$259,889		$678,682	$699,692	$599,148		$517,956
Portfolio turnover	59%		32%	48%	41%		32%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate which had an impact of less than 0.01%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Columbia Wanger International Equities Fund

	Year Ended December 31,
Class 2	2015		2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$12.40		$14.09	$12.06	$10.22		$12.31
Income from investment operations:
Net investment income	0.09		0.12	0.12	0.13		0.11
Net realized and unrealized gain (loss)	(0.23	)(a)	(0.59)	2.45	2.03		(1.74)
Increase from payment by affiliate	—		—	—	0.00	(b)	0.00	(b)
Total from investment operations	(0.14)		(0.47)	2.57	2.16		(1.63)
Less distributions to shareholders:
Net investment income	(0.17)		(0.30)	(0.32)	(0.13)		(0.30)
Net realized gains	(1.04)		(0.92)	(0.22)	(0.19)		(0.16)
Total distributions to shareholders	(1.21)		(1.22)	(0.54)	(0.32)		(0.46)
Net asset value, end of period	$11.05		$12.40	$14.09	$12.06		$10.22
Total return	(1.64%)		(4.05%)	22.02%	21.48	%(c)	(13.77	%)(c)
Ratios to average net assets(d)
Total gross expenses	1.42%		1.34%	1.37%	1.36%		1.39%
Total net expenses(e)	1.36%		1.25%	1.25%	1.25%		1.29%
Net investment income	0.76%		0.86%	0.96%	1.19%		0.95%
Supplemental data
Net assets, end of period (in thousands)	$22,960		$19,279	$14,444	$6,931		$3,625
Portfolio turnover	59%		32%	48%	41%		32%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate which had an impact of less than 0.01%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — DFA International Value Fund

	Year Ended December 31,
Class 1	2015	2014	2013		2012		2011
Per share data
Net asset value, beginning of period	$10.03	$11.55	$9.87		$8.63		$11.25
Income from investment operations:
Net investment income	0.22	0.28	0.24		0.22		0.23
Net realized and unrealized gain (loss)	(0.92)	(1.06)	1.70		1.22		(2.31)
Total from investment operations	(0.70)	(0.78)	1.94		1.44		(2.08)
Less distributions to shareholders:
Net investment income	(0.21)	(0.28)	(0.26)		(0.20)		(0.23)
Net realized gains	(0.21)	(0.46)	—		—		(0.30)
Tax return of capital	—	—	—		—		(0.01)
Total distributions to shareholders	(0.42)	(0.74)	(0.26)		(0.20)		(0.54)
Net asset value, end of period	$8.91	$10.03	$11.55		$9.87		$8.63
Total return	(7.40%)	(7.46%)	20.04%		17.01%		(19.37%)
Ratios to average net assets(a)
Total gross expenses	0.98%	0.99%	1.00	%(b)	0.99	%(b)	1.00%
Total net expenses(c)	0.98%	0.89%	0.89	%(b)	0.92	%(b)	0.93%
Net investment income	2.25%	2.50%	2.27%		2.40%		2.29%
Supplemental data
Net assets, end of period (in thousands)	$1,987,543	$1,508,393	$1,291,683		$1,580,912		$1,293,915
Portfolio turnover	12%	13%	15%		16%		104%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — DFA International Value Fund

	Year Ended December 31,
Class 2	2015	2014	2013		2012		2011
Per share data
Net asset value, beginning of period	$10.01	$11.53	$9.85		$8.62		$11.24
Income from investment operations:
Net investment income	0.20	0.25	0.19		0.20		0.19
Net realized and unrealized gain (loss)	(0.92)	(1.06)	1.72		1.21		(2.29)
Total from investment operations	(0.72)	(0.81)	1.91		1.41		(2.10)
Less distributions to shareholders:
Net investment income	(0.18)	(0.25)	(0.23)		(0.18)		(0.21)
Net realized gains	(0.21)	(0.46)	—		—		(0.30)
Tax return of capital	—	—	—		—		(0.01)
Total distributions to shareholders	(0.39)	(0.71)	(0.23)		(0.18)		(0.52)
Net asset value, end of period	$8.90	$10.01	$11.53		$9.85		$8.62
Total return	(7.56%)	(7.71%)	19.80%		16.63%		(19.55%)
Ratios to average net assets(a)
Total gross expenses	1.23%	1.24%	1.25	%(b)	1.24	%(b)	1.25%
Total net expenses(c)	1.23%	1.14%	1.13	%(b)	1.17	%(b)	1.18%
Net investment income	2.06%	2.25%	1.80%		2.23%		1.89%
Supplemental data
Net assets, end of period (in thousands)	$10,494	$6,751	$5,321		$2,269		$1,702
Portfolio turnover	12%	13%	15%		16%		104%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$9.52	$9.97	$10.09	$9.93	$9.92
Income from investment operations:
Net investment income	0.36	0.35	0.40	0.45	0.41
Net realized and unrealized gain (loss)	(0.43)	(0.27)	0.00 (a)	0.28	(0.19)
Total from investment operations	(0.07)	0.08	0.40	0.73	0.22
Less distributions to shareholders:
Net investment income	(1.70)	(0.44)	(0.44)	(0.49)	(0.19)
Net realized gains	—	(0.09)	(0.08)	(0.08)	(0.02)
Total distributions to shareholders	(1.70)	(0.53)	(0.52)	(0.57)	(0.21)
Net asset value, end of period	$7.75	$9.52	$9.97	$10.09	$9.93
Total return	(1.41%)	0.81%	4.13%	7.59%	2.19%
Ratios to average net assets(b)
Total gross expenses	0.81%	0.79%	0.79%	0.79%	0.79%
Total net expenses(c)	0.75%	0.72%	0.72%	0.72%	0.68%
Net investment income	3.82%	3.58%	4.01%	4.46%	4.15%
Supplemental data
Net assets, end of period (in thousands)	$88,476	$521,302	$721,646	$776,324	$912,054
Portfolio turnover	36%	42%	95%	41%	46%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Eaton Vance Floating-Rate Income Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$9.39	$9.84	$9.96	$9.82	$9.83
Income from investment operations:
Net investment income	0.32	0.32	0.37	0.42	0.38
Net realized and unrealized gain (loss)	(0.41)	(0.26)	0.01	0.27	(0.19)
Total from investment operations	(0.09)	0.06	0.38	0.69	0.19
Less distributions to shareholders:
Net investment income	(1.67)	(0.42)	(0.42)	(0.47)	(0.18)
Net realized gains	—	(0.09)	(0.08)	(0.08)	(0.02)
Total distributions to shareholders	(1.67)	(0.51)	(0.50)	(0.55)	(0.20)
Net asset value, end of period	$7.63	$9.39	$9.84	$9.96	$9.82
Total return	(1.58%)	0.56%	3.92%	7.23%	1.91%
Ratios to average net assets(a)
Total gross expenses	1.08%	1.04%	1.04%	1.04%	1.04%
Total net expenses(b)	1.00%	0.97%	0.97%	0.97%	0.95%
Net investment income	3.71%	3.34%	3.73%	4.24%	3.93%
Supplemental data
Net assets, end of period (in thousands)	$30,923	$31,628	$28,919	$12,156	$8,138
Portfolio turnover	36%	42%	95%	41%	46%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Holland Large Cap Growth Fund

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$18.60	$17.33	$13.20	$11.78	$12.06
Income from investment operations:
Net investment income	0.71 (a)	0.05	0.05	0.10	0.08
Net realized and unrealized gain (loss)	0.54	1.22	4.08	1.32	(0.36)
Total from investment operations	1.25	1.27	4.13	1.42	(0.28)
Net asset value, end of period	$19.85	$18.60	$17.33	$13.20	$11.78
Total return	6.72%	7.33%	31.29%	12.05%	(2.32%)
Ratios to average net assets(b)
Total gross expenses	0.76%	0.76%	0.76%	0.75%	0.76%
Total net expenses(c)	0.76%	0.76%	0.76%	0.74%	0.71%
Net investment income	3.63%	0.27%	0.33%	0.75%	0.64%
Supplemental data
Net assets, end of period (in thousands)	$1,209,405	$1,374,918	$1,604,396	$1,676,931	$1,682,839
Portfolio turnover	27%	18%	116%	81%	71%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.64 per share.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Holland Large Cap Growth Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$18.39	$17.18	$13.12	$11.73	$12.04
Income from investment operations:
Net investment income	0.59 (a)	0.00 (b)	0.01	0.07	0.06
Net realized and unrealized gain (loss)	0.59	1.21	4.05	1.32	(0.37)
Total from investment operations	1.18	1.21	4.06	1.39	(0.31)
Net asset value, end of period	$19.57	$18.39	$17.18	$13.12	$11.73
Total return	6.42%	7.04%	30.95%	11.85%	(2.58%)
Ratios to average net assets(c)
Total gross expenses	1.01%	1.01%	1.01%	1.00%	1.01%
Total net expenses(d)	1.01%	1.01%	1.01%	0.99%	0.97%
Net investment income	3.08%	0.03%	0.08%	0.56%	0.49%
Supplemental data
Net assets, end of period (in thousands)	$7,758	$5,944	$4,955	$3,365	$1,917
Portfolio turnover	27%	18%	116%	81%	71%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.57 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Invesco International Growth Fund

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$12.46	$13.63	$11.79	$10.54	$11.64
Income from investment operations:
Net investment income	0.17	0.20	0.17	0.15	0.21
Net realized and unrealized gain (loss)	(0.41)	(0.11)	2.03	1.46	(0.98)
Increase from payment by affiliate	—	—	—	—	0.00	(a)
Total from investment operations	(0.24)	0.09	2.20	1.61	(0.77)
Less distributions to shareholders:
Net investment income	(0.17)	(0.24)	(0.21)	(0.14)	(0.21)
Net realized gains	(0.69)	(1.02)	(0.15)	(0.22)	(0.12)
Total distributions to shareholders	(0.86)	(1.26)	(0.36)	(0.36)	(0.33)
Net asset value, end of period	$11.36	$12.46	$13.63	$11.79	$10.54
Total return	(2.27%)	0.19%	19.13%	15.74%	(6.92	%)(b)
Ratios to average net assets(c)
Total gross expenses	0.97%	0.98%	0.98%	0.98%	1.00%
Total net expenses(d)	0.97%	0.98%	0.98%	0.97%	0.95%
Net investment income	1.38%	1.53%	1.39%	1.34%	1.86%
Supplemental data
Net assets, end of period (in thousands)	$2,299,811	$2,116,606	$1,926,293	$1,982,101	$1,772,805
Portfolio turnover	19%	23%	30%	28%	24%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received a payment from an affiliate which had an impact of less than 0.01%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Invesco International Growth Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$12.42	$13.60	$11.76	$10.53	$11.63
Income from investment operations:
Net investment income	0.13	0.16	0.12	0.11	0.13
Net realized and unrealized gain (loss)	(0.40)	(0.11)	2.05	1.47	(0.93)
Increase from payment by affiliate	—	—	—	—	0.00	(a)
Total from investment operations	(0.27)	0.05	2.17	1.58	(0.80)
Less distributions to shareholders:
Net investment income	(0.14)	(0.21)	(0.18)	(0.13)	(0.18)
Net realized gains	(0.69)	(1.02)	(0.15)	(0.22)	(0.12)
Total distributions to shareholders	(0.83)	(1.23)	(0.33)	(0.35)	(0.30)
Net asset value, end of period	$11.32	$12.42	$13.60	$11.76	$10.53
Total return	(2.54%)	(0.08%)	18.89%	15.35%	(7.12	%)(b)
Ratios to average net assets(c)
Total gross expenses	1.22%	1.23%	1.24%	1.23%	1.25%
Total net expenses(d)	1.22%	1.23%	1.24%	1.22%	1.20%
Net investment income	1.09%	1.23%	0.95%	1.03%	1.22%
Supplemental data
Net assets, end of period (in thousands)	$20,973	$12,163	$6,813	$3,080	$1,889
Portfolio turnover	19%	23%	30%	28%	24%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received a payment from an affiliate which had an impact of less than 0.01%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — J.P. Morgan Core Bond Fund

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.94	$10.61	$11.11	$10.91	$10.39
Income from investment operations:
Net investment income	0.24	0.24	0.22	0.26	0.30
Net realized and unrealized gain (loss)	(0.14)	0.32	(0.47)	0.24	0.43
Total from investment operations	0.10	0.56	(0.25)	0.50	0.73
Less distributions to shareholders:
Net investment income	(0.21)	(0.22)	(0.23)	(0.27)	(0.13)
Net realized gains	(0.03)	(0.01)	(0.02)	(0.03)	(0.08)
Total distributions to shareholders	(0.24)	(0.23)	(0.25)	(0.30)	(0.21)
Net asset value, end of period	$10.80	$10.94	$10.61	$11.11	$10.91
Total return	0.88%	5.35%	(2.23%)	4.63%	7.09%
Ratios to average net assets(a)
Total gross expenses	0.57%	0.57%	0.57%	0.58%	0.60%
Total net expenses(b)	0.56%	0.56%	0.57%	0.58%	0.58%
Net investment income	2.18%	2.23%	2.03%	2.33%	2.83%
Supplemental data
Net assets, end of period (in thousands)	$3,363,421	$2,940,311	$3,112,418	$2,817,256	$2,088,567
Portfolio turnover	20%	11%	16%	14%	21%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — J.P. Morgan Core Bond Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.90	$10.57	$11.07	$10.87	$10.37
Income from investment operations:
Net investment income	0.21	0.21	0.19	0.23	0.27
Net realized and unrealized gain (loss)	(0.15)	0.33	(0.47)	0.25	0.43
Total from investment operations	0.06	0.54	(0.28)	0.48	0.70
Less distributions to shareholders:
Net investment income	(0.18)	(0.20)	(0.20)	(0.25)	(0.12)
Net realized gains	(0.03)	(0.01)	(0.02)	(0.03)	(0.08)
Total distributions to shareholders	(0.21)	(0.21)	(0.22)	(0.28)	(0.20)
Net asset value, end of period	$10.75	$10.90	$10.57	$11.07	$10.87
Total return	0.54%	5.11%	(2.49%)	4.47%	6.76%
Ratios to average net assets(a)
Total gross expenses	0.82%	0.82%	0.82%	0.83%	0.84%
Total net expenses(b)	0.81%	0.81%	0.82%	0.83%	0.83%
Net investment income	1.94%	1.98%	1.77%	2.07%	2.59%
Supplemental data
Net assets, end of period (in thousands)	$6,999	$5,070	$4,720	$5,837	$3,103
Portfolio turnover	20%	11%	16%	14%	21%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Jennison Mid Cap Growth Fund

	Year Ended December 31,
Class 1	2015		2014	2013		2012	2011
Per share data
Net asset value, beginning of period	$18.90		$17.28	$13.50		$11.59	$11.36
Income from investment operations:
Net investment income (loss)	(0.04)		(0.02)	(0.01)		0.06	0.03
Net realized and unrealized gain (loss)	(0.48	)(a)	1.64	3.79		1.85	0.20
Total from investment operations	(0.52)		1.62	3.78		1.91	0.23
Net asset value, end of period	$18.38		$18.90	$17.28		$13.50	$11.59
Total return	(2.75%)		9.37%	28.00%		16.48%	2.02%
Ratios to average net assets(b)
Total gross expenses	0.89%		0.88%	0.87	%(c)	0.87%	0.88%
Total net expenses(d)	0.88%		0.86%	0.83	%(c)	0.82%	0.83%
Net investment income (loss)	(0.20%)		(0.13%)	(0.09%)		0.49%	0.25%
Supplemental data
Net assets, end of period (in thousands)	$217,012		$681,556	$965,195		$1,039,067	$916,179
Portfolio turnover	34%		42%	37%		47%	44%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Jennison Mid Cap Growth Fund

	Year Ended December 31,
Class 2	2015		2014	2013		2012	2011
Per share data
Net asset value, beginning of period	$18.66		$17.11	$13.40		$11.54	$11.33
Income from investment operations:
Net investment income (loss)	(0.08)		(0.03)	(0.05)		0.05	0.00 (a)
Net realized and unrealized gain (loss)	(0.48	)(b)	1.58	3.76		1.81	0.21
Total from investment operations	(0.56)		1.55	3.71		1.86	0.21
Net asset value, end of period	$18.10		$18.66	$17.11		$13.40	$11.54
Total return	(3.00%)		9.06%	27.69%		16.12%	1.85%
Ratios to average net assets(c)
Total gross expenses	1.15%		1.13%	1.13	%(d)	1.12%	1.13%
Total net expenses(e)	1.13%		1.12%	1.08	%(d)	1.07%	1.08%
Net investment income (loss)	(0.42%)		(0.19%)	(0.33%)		0.36%	0.03%
Supplemental data
Net assets, end of period (in thousands)	$12,750		$7,891	$5,297		$2,333	$953
Portfolio turnover	34%		42%	37%		47%	44%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Loomis Sayles Growth Fund

	Year Ended December 31,
Class 1	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$18.76	$16.66	$12.85	$11.26		$11.33
Income from investment operations:
Net investment income	0.12	0.10	0.10	0.12		0.09
Net realized and unrealized gain (loss)	1.87	2.00	3.71	1.47		(0.16)
Total from investment operations	1.99	2.10	3.81	1.59		(0.07)
Net asset value, end of period	$20.75	$18.76	$16.66	$12.85		$11.26
Total return	10.61%	12.61%	29.65%	14.12%		(0.62%)
Ratios to average net assets(a)
Total gross expenses	0.75%	0.77%	0.76%	0.75	%(b)	0.75%
Total net expenses(c)	0.75%	0.77%	0.76%	0.73	%(b)	0.70%
Net investment income	0.60%	0.58%	0.70%	0.94%		0.82%
Supplemental data
Net assets, end of period (in thousands)	$2,206,011	$1,285,907	$1,108,798	$1,682,857		$1,702,237
Portfolio turnover	14%	103%	73%	80%		96%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Loomis Sayles Growth Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$18.55	$16.51	$12.76	$11.21		$11.31
Income from investment operations:
Net investment income	0.07	0.06	0.07	0.10		0.07
Net realized and unrealized gain (loss)	1.84	1.98	3.68	1.45		(0.17)
Total from investment operations	1.91	2.04	3.75	1.55		(0.10)
Net asset value, end of period	$20.46	$18.55	$16.51	$12.76		$11.21
Total return	10.30%	12.36%	29.39%	13.83%		(0.88%)
Ratios to average net assets(a)
Total gross expenses	1.00%	1.02%	1.02%	1.00	%(b)	1.00%
Total net expenses(c)	1.00%	1.02%	1.02%	0.99	%(b)	0.95%
Net investment income	0.38%	0.33%	0.46%	0.79%		0.58%
Supplemental data
Net assets, end of period (in thousands)	$6,399	$4,499	$3,085	$1,452		$498
Portfolio turnover	14%	103%	73%	80%		96%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — MFS Value Fund

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$18.75	$16.99	$12.51	$10.76	$10.76
Income from investment operations:
Net investment income	0.59 (a)	0.31	0.25	0.24	0.21
Net realized and unrealized gain (loss)	(0.73)	1.45	4.23	1.51	(0.21)
Total from investment operations	(0.14)	1.76	4.48	1.75	—
Net asset value, end of period	$18.61	$18.75	$16.99	$12.51	$10.76
Total return	(0.75%)	10.36%	35.81%	16.26%	0.00%
Ratios to average net assets(b)
Total gross expenses	0.73%	0.73%	0.74%	0.75%	0.76%
Total net expenses(c)	0.73%	0.73%	0.74%	0.74%	0.69%
Net investment income	3.14%	1.75%	1.71%	2.05%	1.95%
Supplemental data
Net assets, end of period (in thousands)	$1,925,986	$2,364,990	$2,327,134	$1,846,204	$1,739,492
Portfolio turnover	16%	13%	18%	15%	15%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.28 per share.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — MFS Value Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$18.54	$16.84	$12.43	$10.72	$10.75
Income from investment operations:
Net investment income	0.59 (a)	0.26	0.22	0.22	0.19
Net realized and unrealized gain (loss)	(0.77)	1.44	4.19	1.49	(0.22)
Total from investment operations	(0.18)	1.70	4.41	1.71	(0.03)
Net asset value, end of period	$18.36	$18.54	$16.84	$12.43	$10.72
Total return	(0.97%)	10.09%	35.48%	15.95%	(0.28%)
Ratios to average net assets(b)
Total gross expenses	0.99%	0.98%	0.99%	1.00%	1.01%
Total net expenses(c)	0.99%	0.98%	0.99%	0.99%	0.95%
Net investment income	3.15%	1.48%	1.45%	1.85%	1.80%
Supplemental data
Net assets, end of period (in thousands)	$19,747	$13,953	$7,900	$2,766	$1,480
Portfolio turnover	16%	13%	18%	15%	15%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.33 per share.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Morgan Stanley Global Real Estate Fund

	Year Ended December 31,
Class 1	2015	2014	2013		2012		2011
Per share data
Net asset value, beginning of period	$11.26	$11.71	$12.89		$10.08		$11.74
Income from investment operations:
Net investment income	0.17	0.33	0.24		0.29		0.23
Net realized and unrealized gain (loss)	(0.31)	1.28	0.14		2.76		(1.26)
Total from investment operations	(0.14)	1.61	0.38		3.05		(1.03)
Less distributions to shareholders:
Net investment income	(0.76)	(0.27)	(1.03)		(0.04)		(0.48)
Net realized gains	(1.53)	(1.79)	(0.53)		(0.20)		(0.15)
Total distributions to shareholders	(2.29)	(2.06)	(1.56)		(0.24)		(0.63)
Net asset value, end of period	$8.83	$11.26	$11.71		$12.89		$10.08
Total return	(0.99%)	14.14%	3.28%		30.62%		(9.51%)
Ratios to average net assets(a)
Total gross expenses	1.07%	1.05%	1.04	%(b)	1.03	%(b)	1.01%
Total net expenses(c)	1.01%	0.90%	0.89	%(b)	0.89	%(b)	0.88%
Net investment income	1.72%	2.81%	1.87%		2.46%		2.09%
Supplemental data
Net assets, end of period (in thousands)	$188,580	$214,639	$310,093		$454,820		$401,238
Portfolio turnover	27%	25%	25%		31%		18%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Morgan Stanley Global Real Estate Fund

	Year Ended December 31,
Class 2	2015	2014	2013		2012		2011
Per share data
Net asset value, beginning of period	$11.20	$11.66	$12.84		$10.05		$11.71
Income from investment operations:
Net investment income	0.15	0.30	0.22		0.26		0.21
Net realized and unrealized gain (loss)	(0.31)	1.27	0.13		2.74		(1.25)
Total from investment operations	(0.16)	1.57	0.35		3.00		(1.04)
Less distributions to shareholders:
Net investment income	(0.73)	(0.24)	(1.00)		(0.01)		(0.47)
Net realized gains	(1.53)	(1.79)	(0.53)		(0.20)		(0.15)
Total distributions to shareholders	(2.26)	(2.03)	(1.53)		(0.21)		(0.62)
Net asset value, end of period	$8.78	$11.20	$11.66		$12.84		$10.05
Total return	(1.21%)	13.81%	3.05%		30.21%		(9.62%)
Ratios to average net assets(a)
Total gross expenses	1.32%	1.30%	1.29	%(b)	1.29	%(b)	1.27%
Total net expenses(c)	1.26%	1.15%	1.14	%(b)	1.14	%(b)	1.13%
Net investment income	1.53%	2.60%	1.77%		2.22%		1.95%
Supplemental data
Net assets, end of period (in thousands)	$22,032	$17,893	$11,138		$6,516		$2,929
Portfolio turnover	27%	25%	25%		31%		18%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — NFJ Dividend Value Fund

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$18.69	$17.03	$13.29	$11.66	$11.26
Income from investment operations:
Net investment income	0.42	0.38	0.39	0.38	0.36
Net realized and unrealized gain (loss)	(1.95)	1.28	3.35	1.25	0.04
Total from investment operations	(1.53)	1.66	3.74	1.63	0.40
Net asset value, end of period	$17.16	$18.69	$17.03	$13.29	$11.66
Total return	(8.19%)	9.75%	28.14%	13.98%	3.55%
Ratios to average net assets(a)
Total gross expenses	0.75%	0.74%	0.75%	0.75%	0.76%
Total net expenses(b)	0.75%	0.74%	0.75%	0.75%	0.72%
Net investment income	2.32%	2.10%	2.58%	2.98%	3.15%
Supplemental data
Net assets, end of period (in thousands)	$1,894,441	$2,105,199	$2,058,095	$1,843,656	$1,754,511
Portfolio turnover	59%	32%	29%	42%	32%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — NFJ Dividend Value Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$18.48	$16.87	$13.21	$11.61	$11.24
Income from investment operations:
Net investment income	0.37	0.33	0.35	0.35	0.34
Net realized and unrealized gain (loss)	(1.93)	1.28	3.31	1.25	0.03
Total from investment operations	(1.56)	1.61	3.66	1.60	0.37
Net asset value, end of period	$16.92	$18.48	$16.87	$13.21	$11.61
Total return	(8.44%)	9.54%	27.71%	13.78%	3.29%
Ratios to average net assets(a)
Total gross expenses	1.00%	0.99%	1.00%	1.00%	1.01%
Total net expenses(b)	1.00%	0.99%	1.00%	1.00%	0.99%
Net investment income	2.06%	1.85%	2.29%	2.75%	3.00%
Supplemental data
Net assets, end of period (in thousands)	$8,459	$9,505	$6,908	$3,883	$1,589
Portfolio turnover	59%	32%	29%	42%	32%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

	Year Ended December 31,
Class 1	2015		2014		2013	2012	2011
Per share data
Net asset value, beginning of period	$19.54		$17.70		$12.96	$11.41	$11.42
Income from investment operations:
Net investment income	(0.00	)(a)	(0.00	)(a)	0.01	0.04	0.01
Net realized and unrealized gain (loss)	1.21		1.84		4.73	1.51	(0.02)
Total from investment operations	1.21		1.84		4.74	1.55	(0.01)
Net asset value, end of period	$20.75		$19.54		$17.70	$12.96	$11.41
Total return	6.19%		10.40%		36.57%	13.58%	(0.09%)
Ratios to average net assets(b)
Total gross expenses	0.76%		0.76%		0.76%	0.75%	0.75%
Total net expenses(c)	0.76%		0.76%		0.76%	0.75%	0.73%
Net investment income (loss)	(0.01%)		(0.02%)		0.07%	0.31%	0.09%
Supplemental data
Net assets, end of period (in thousands)	$1,453,564		$1,522,909		$1,326,310	$1,685,695	$1,673,806
Portfolio turnover	64%		71%		69%	63%	47%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Nuveen Winslow Large Cap Growth Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$19.31	$17.53	$12.87	$11.36	$11.40
Income from investment operations:
Net investment income (loss)	(0.05)	(0.05)	(0.03)	0.02	(0.01)
Net realized and unrealized gain (loss)	1.18	1.83	4.69	1.49	(0.03)
Total from investment operations	1.13	1.78	4.66	1.51	(0.04)
Net asset value, end of period	$20.44	$19.31	$17.53	$12.87	$11.36
Total return	5.85%	10.15%	36.21%	13.29%	(0.35%)
Ratios to average net assets(a)
Total gross expenses	1.01%	1.01%	1.01%	1.00%	1.01%
Total net expenses(b)	1.01%	1.01%	1.01%	1.00%	0.99%
Net investment income (loss)	(0.26%)	(0.27%)	(0.19%)	0.16%	(0.06%)
Supplemental data
Net assets, end of period (in thousands)	$6,258	$4,383	$2,663	$1,367	$596
Portfolio turnover	64%	71%	69%	63%	47%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Partners Small Cap Growth Fund

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$18.25	$18.30	$13.05	$11.74	$11.77
Income from investment operations:
Net investment income (loss)	(0.04)	(0.08)	(0.03)	0.04	(0.03)
Net realized and unrealized gain (loss)	(0.88)	0.03	5.28	1.27	(0.00	)(a)(b)
Total from investment operations	(0.92)	(0.05)	5.25	1.31	(0.03)
Net asset value, end of period	$17.33	$18.25	$18.30	$13.05	$11.74
Total return	(5.04%)	(0.27%)	40.23%	11.16%	(0.25%)
Ratios to average net assets(c)
Total gross expenses	1.02%	1.02%	1.03%	1.03%	1.03%
Total net expenses(d)	0.96%	0.96%	0.96%	0.99%	1.03%
Net investment income (loss)	(0.20%)	(0.46%)	(0.19%)	0.33%	(0.29%)
Supplemental data
Net assets, end of period (in thousands)	$609,772	$536,791	$622,614	$510,214	$505,966
Portfolio turnover	63%	43%	53%	70%	67%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Partners Small Cap Growth Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$18.04	$18.13	$12.96	$11.68	$11.75
Income from investment operations:
Net investment income (loss)	(0.08)	(0.12)	(0.08)	0.03	(0.05)
Net realized and unrealized gain (loss)	(0.88)	0.03	5.25	1.25	(0.02	)(a)
Total from investment operations	(0.96)	(0.09)	5.17	1.28	(0.07)
Net asset value, end of period	$17.08	$18.04	$18.13	$12.96	$11.68
Total return	(5.32%)	(0.50%)	39.89%	10.96%	(0.60%)
Ratios to average net assets(b)
Total gross expenses	1.27%	1.27%	1.28%	1.28%	1.28%
Total net expenses(c)	1.21%	1.21%	1.21%	1.24%	1.28%
Net investment income (loss)	(0.46%)	(0.70%)	(0.48%)	0.21%	(0.47%)
Supplemental data
Net assets, end of period (in thousands)	$4,734	$3,355	$2,841	$1,252	$631
Portfolio turnover	63%	43%	53%	70%	67%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Pyramis® International Equity Fund

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.99	$12.99	$11.24	$9.65	$11.57
Income from investment operations:
Net investment income	0.15	0.23	0.20	0.23	0.24
Net realized and unrealized gain (loss)	(0.16)	(0.99)	2.12	1.73	(1.62)
Total from investment operations	(0.01)	(0.76)	2.32	1.96	(1.38)
Less distributions to shareholders:
Net investment income	(0.16)	(0.22)	(0.27)	(0.21)	(0.26)
Net realized gains	(0.34)	(1.02)	(0.30)	(0.16)	(0.28)
Total distributions to shareholders	(0.50)	(1.24)	(0.57)	(0.37)	(0.54)
Net asset value, end of period	$10.48	$10.99	$12.99	$11.24	$9.65
Total return	(0.41%)	(6.73%)	21.51%	20.92%	(12.59%)
Ratios to average net assets(a)
Total gross expenses	0.97%	0.99%	1.00%	1.01%	1.01%
Total net expenses(b)	0.97%	0.99%	1.00%	0.98%	0.95%
Net investment income	1.37%	1.86%	1.64%	2.19%	2.19%
Supplemental data
Net assets, end of period (in thousands)	$2,317,553	$1,523,162	$1,427,986	$1,195,137	$1,091,985
Portfolio turnover	52%	55%	78%	66%	63%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Pyramis® International Equity Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.94	$12.95	$11.21	$9.63	$11.56
Income from investment operations:
Net investment income	0.13	0.19	0.14	0.19	0.19
Net realized and unrealized gain (loss)	(0.16)	(0.99)	2.15	1.74	(1.60)
Total from investment operations	(0.03)	(0.80)	2.29	1.93	(1.41)
Less distributions to shareholders:
Net investment income	(0.14)	(0.19)	(0.25)	(0.19)	(0.24)
Net realized gains	(0.34)	(1.02)	(0.30)	(0.16)	(0.28)
Total distributions to shareholders	(0.48)	(1.21)	(0.55)	(0.35)	(0.52)
Net asset value, end of period	$10.43	$10.94	$12.95	$11.21	$9.63
Total return	(0.60%)	(7.02%)	21.27%	20.59%	(12.87%)
Ratios to average net assets(a)
Total gross expenses	1.22%	1.24%	1.25%	1.26%	1.26%
Total net expenses(b)	1.22%	1.24%	1.25%	1.24%	1.20%
Net investment income	1.13%	1.60%	1.16%	1.88%	1.85%
Supplemental data
Net assets, end of period (in thousands)	$7,749	$4,652	$3,282	$1,297	$596
Portfolio turnover	52%	55%	78%	66%	63%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — TCW Core Plus Bond Fund

	Year Ended December 31,
Class 1	2015		2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.47		$10.02	$10.48	$10.62	$10.37
Income from investment operations:
Net investment income	0.14		0.16	0.09	0.07	0.21
Net realized and unrealized gain (loss)	(0.12)		0.36	(0.32)	0.17	0.35
Total from investment operations	0.02		0.52	(0.23)	0.24	0.56
Less distributions to shareholders:
Net investment income	(0.09)		(0.07)	(0.08)	(0.20)	(0.08)
Net realized gains	(0.00	)(a)	—	(0.15)	(0.18)	(0.23)
Total distributions to shareholders	(0.09)		(0.07)	(0.23)	(0.38)	(0.31)
Net asset value, end of period	$10.40		$10.47	$10.02	$10.48	$10.62
Total return	0.19%		5.15%	(2.19%)	2.32%	5.53%
Ratios to average net assets(b)
Total gross expenses	0.58%		0.60%	0.61%	0.62%	0.63%
Total net expenses(c)	0.56%		0.58%	0.61%	0.60%	0.56%
Net investment income	1.35%		1.57%	0.85%	0.69%	2.04%
Supplemental data
Net assets, end of period (in thousands)	$3,154,641		$2,130,226	$1,247,945	$1,479,732	$1,241,618
Portfolio turnover	351%		448%	1,233%	1,142%	1,618%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — TCW Core Plus Bond Fund

	Year Ended December 31,
Class 2	2015		2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.43		$9.99	$10.44	$10.59	$10.36
Income from investment operations:
Net investment income	0.12		0.14	0.06	0.04	0.19
Net realized and unrealized gain (loss)	(0.13)		0.34	(0.31)	0.17	0.34
Total from investment operations	(0.01)		0.48	(0.25)	0.21	0.53
Less distributions to shareholders:
Net investment income	(0.06)		(0.04)	(0.05)	(0.18)	(0.07)
Net realized gains	(0.00	)(a)	—	(0.15)	(0.18)	(0.23)
Total distributions to shareholders	(0.06)		(0.04)	(0.20)	(0.36)	(0.30)
Net asset value, end of period	$10.36		$10.43	$9.99	$10.44	$10.59
Total return	(0.06%)		4.81%	(2.36%)	2.05%	5.20%
Ratios to average net assets(b)
Total gross expenses	0.83%		0.85%	0.86%	0.87%	0.88%
Total net expenses(c)	0.81%		0.83%	0.86%	0.85%	0.81%
Net investment income	1.10%		1.33%	0.60%	0.40%	1.79%
Supplemental data
Net assets, end of period (in thousands)	$4,137		$3,147	$3,260	$3,684	$1,509
Portfolio turnover	351%		448%	1,233%	1,142%	1,618%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS

Variable Portfolio — Wells Fargo Short Duration Government Fund

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.18	$10.14	$10.33	$10.32	$10.19
Income from investment operations:
Net investment income	0.07	0.05	0.05	0.11	0.14
Net realized and unrealized gain (loss)	(0.04)	0.04	(0.06)	0.10	0.10
Total from investment operations	0.03	0.09	(0.01)	0.21	0.24
Less distributions to shareholders:
Net investment income	(0.10)	(0.05)	(0.10)	(0.12)	(0.08)
Net realized gains	—	—	(0.08)	(0.08)	(0.03)
Total distributions to shareholders	(0.10)	(0.05)	(0.18)	(0.20)	(0.11)
Net asset value, end of period	$10.11	$10.18	$10.14	$10.33	$10.32
Total return	0.32%	0.86%	(0.14%)	2.01%	2.41%
Ratios to average net assets(a)
Total gross expenses	0.60%	0.59%	0.59%	0.60%	0.60%
Total net expenses(b)	0.60%	0.59%	0.59%	0.59%	0.57%
Net investment income	0.64%	0.54%	0.47%	1.03%	1.34%
Supplemental data
Net assets, end of period (in thousands)	$1,197,705	$2,321,423	$2,455,893	$2,106,703	$1,779,392
Portfolio turnover	375%	445%	282%	356%	529%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FINANCIAL HIGHLIGHTS (continued)

Variable Portfolio — Wells Fargo Short Duration Government Fund

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.14	$10.09	$10.29	$10.29	$10.17
Income from investment operations:
Net investment income	0.04	0.03	0.02	0.08	0.11
Net realized and unrealized gain (loss)	(0.03)	0.04	(0.07)	0.10	0.11
Total from investment operations	0.01	0.07	(0.05)	0.18	0.22
Less distributions to shareholders:
Net investment income	(0.08)	(0.02)	(0.07)	(0.10)	(0.07)
Net realized gains	—	—	(0.08)	(0.08)	(0.03)
Total distributions to shareholders	(0.08)	(0.02)	(0.15)	(0.18)	(0.10)
Net asset value, end of period	$10.07	$10.14	$10.09	$10.29	$10.29
Total return	0.07%	0.71%	(0.49%)	1.76%	2.18%
Ratios to average net assets(a)
Total gross expenses	0.86%	0.84%	0.84%	0.85%	0.85%
Total net expenses(b)	0.85%	0.84%	0.84%	0.84%	0.82%
Net investment income	0.40%	0.31%	0.23%	0.76%	1.10%
Supplemental data
Net assets, end of period (in thousands)	$13,574	$6,479	$2,460	$2,189	$1,005
Portfolio turnover	375%	445%	282%	356%	529%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Funds Variable Series Trust II (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Variable Portfolio — U.S. Equities Fund (formerly known as Variable Portfolio — Columbia Wanger U.S. Equities Fund); Variable Portfolio — American Century Diversified Bond Fund; Variable Portfolio — Columbia Wanger International Equities Fund; Variable Portfolio — DFA International Value Fund; Variable Portfolio — Eaton Vance Floating-Rate Income Fund; Variable Portfolio — Holland Large Cap Growth Fund; Variable Portfolio — Invesco International Growth Fund; Variable Portfolio — J.P. Morgan Core Bond Fund; Variable Portfolio — Jennison Mid Cap Growth Fund; Variable Portfolio — Loomis Sayles Growth Fund; Variable Portfolio — MFS Value Fund; Variable Portfolio — Morgan Stanley Global Real Estate Fund; Variable Portfolio — NFJ Dividend Value Fund; Variable Portfolio — Nuveen Winslow Large Cap Growth Fund; Variable Portfolio — Partners Small Cap Growth Fund; Variable Portfolio — Pyramis® International Equity Fund; Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund. Effective May 1, 2015, Variable Portfolio — Columbia Wanger U.S. Equities Fund was renamed Columbia Variable Portfolio — U.S. Equities Fund.

Each Fund currently operates as a diversified fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). Each Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Funds directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to one or more Funds. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Funds' Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Derivative Instruments

Certain Funds may invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. Certain Funds utilized forward foreign currency exchange contracts as detailed below:

Forward Foreign Currency Exchange Contracts	Funds
To hedge the currency exposure associated with some or all of the Fund's securities	Variable Portfolio — American Century Diversified Bond Fund
To shift foreign currency exposure back to U.S. dollars	Variable Portfolio — American Century Diversified Bond Fund
To shift investment exposure from one currency to another	Variable Portfolio — American Century Diversified Bond Fund
To generate total return through long and short currency positions versus the U.S. dollar	Variable Portfolio — American Century Diversified Bond Fund
To generate interest rate differential yield	Variable Portfolio — American Century Diversified Bond Fund

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds bought and sold futures contracts as detailed below:

Futures Contracts	Funds
To produce incremental earnings	Variable Portfolio — TCW Core Plus Bond Fund Bond Fund
To manage the duration and yield curve exposure of the Fund versus the benchmark	Variable Portfolio — American Century Diversified Bond Fund and Variable Portfolio — TCW Core Plus Bond Fund Bond Fund
To manage exposure to movements in interest rates	Variable Portfolio — American Century Diversified Bond Fund and Variable Portfolio — TCW Core Plus Bond Fund Bond Fund
To maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions	Columbia Variable Portfolio — U.S. Equities Fund, Variable Portfolio — Columbia Wanger International Equities Fund and Variable Portfolio — Pyramis® International Equity Fund
To manage exposure to the securities market	Variable Portfolio — Pyramis® International Equity Fund

Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into futures contracts, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Variable Portfolio — U.S. Equities Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	29,971	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(4,514,044)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(29,971)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	15,901,223

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Variable Portfolio — American Century Diversified Bond Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	3,254,970
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	3,688,107

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	27,748,338	—	27,748,338
Interest rate risk	—	35,043	35,043
Total	27,748,338	35,043	27,783,381
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(13,225,267)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Short	20,710,508
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	8,770,911	(4,037,525)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Variable Portfolio — Columbia Wanger International Equities Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

At December 31, 2015, the Fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	385,642

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	22,394,378

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Variable Portfolio — Pyramis® International Equity Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	1,761,919*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(5,010,715)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	2,699,512

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	82,935,475

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Variable Portfolio — TCW Core Plus Bond Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	254,287	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	932,089
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(2,493,052)

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	77,297,373

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Investments in Senior Loans

Certain Funds may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Asset- and Mortgage-Backed Securities

Certain Funds may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

Certain Funds may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

Certain Funds may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

Certain Funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only and Principal Only Securities

Certain Funds may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2015:

Variable Portfolio — American Century Diversified Bond Fund

	Barclays ($)	Deutsche Bank ($)	JPMorgan ($)	State Street ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	496,761	106,768	162,143	1,702,623	786,675	3,254,970
Liabilities
Forward foreign currency exchange contracts	734,169	355,078	695,217	173,571	1,730,072	3,688,107
Total Financial and Derivative Net Assets	(237,408)	(248,310)	(533,074)	1,529,052	(943,397)	(433,137)
Total collateral received (pledged)(a)	—	—	—	—	—	—
Net Amount(b)	(237,408)	(248,310)	(533,074)	1,529,052	(943,397)	(433,137)

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.

The Funds may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Funds may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity.

Columbia Variable Portfolio — U.S. Equities Fund, Variable Portfolio — Holland Large Cap Growth Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — Loomis Sayles Growth Fund, Variable Portfolio — MFS Value Fund, Variable Portfolio — NFJ Dividend Value Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund and Variable Portfolio — Partners Small Cap Growth Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there are no provisions for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund's income and loss. The components of each Fund's net assets are reported

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

at the partner level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — Pyramis® International Equity Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund intend to qualify each year as separate "regulated investment companies" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly, when available, for Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Invesco International Growth Fund

and Variable Portfolio — Pyramis® International Equity Fund. Dividends from net investment income, if any, are declared and distributed annually, when available, for Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of each Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Funds. Each Fund, as described below, has entered into Subadvisory Agreements such that day-to-day portfolio management of the Funds is provided by the Funds' subadvisers. See Subadvisory Agreements below. The investment management fee is an annual fee that is equal to a percentage of each Fund's average daily net assets that declines as each Fund's net assets increase. The fee rate range and effective investment management fee rate for each Fund as a percentage of each Fund's average daily net assets for the year ended December 31, 2015, was as follows:

Fund	High (%)	Low (%)	Effective Investment Management Fee (%)
Columbia Variable Portfolio — U.S. Equities Fund	0.79	0.70	0.77	(a)
Variable Portfolio — American Century Diversified Bond Fund	0.48	0.375	0.43
Variable Portfolio — Columbia Wanger International Equities Fund	0.95	0.72	0.92
Variable Portfolio — DFA International Value Fund	0.85	0.70	0.83
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	0.63	0.53	0.63
Variable Portfolio — Holland Large Cap Growth Fund	0.65	0.50	0.64
Variable Portfolio — Invesco International Growth Fund	0.85	0.70	0.81
Variable Portfolio — J.P. Morgan Core Bond Fund	0.48	0.375	0.44
Variable Portfolio — Jennison Mid Cap Growth Fund	0.75	0.65	0.75
Variable Portfolio — Loomis Sayles Growth Fund	0.65	0.50	0.62
Variable Portfolio — MFS Value Fund	0.65	0.50	0.61
Variable Portfolio — Morgan Stanley Global Real Estate Fund	0.85	0.75	0.85
Variable Portfolio — NFJ Dividend Value Fund	0.65	0.50	0.62
Fund	High (%)	Low (%)	Effective Investment Management Fee (%)
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	0.65	0.50	0.63
Variable Portfolio — Partners Small Cap Growth Fund	0.90	0.80	0.86
Variable Portfolio — Pyramis® International Equity Fund	0.85	0.70	0.81
Variable Portfolio — TCW Core Plus Bond Fund	0.48	0.375	0.45	(b)
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.48	0.375	0.46

(a) For Columbia Variable Portfolio — U.S. Equities Fund, prior to May 1, 2015, the investment management fee rate range was 0.90% to 0.80%.

(b) For Variable Portfolio — TCW Core Plus Bond Fund, effective April 1, 2014 through April 30, 2016, the Investment Manager contractually agreed to waive 0.05% of its management fee (from 0.48% to 0.43%) on the first $1 billion of assets of the Fund, unless sooner terminated in the sole discretion of the Board. The effective investment management fee rate, net of any waivers, for Variable Portfolio — TCW Core Plus Bond Fund for the year ended December 31, 2015 was 0.43% of the Fund's average daily net assets.

Subadvisory Agreements

The Investment Manager may contract with and compensate subadvisers to manage the investment of each Fund's assets. The Investment Manager has entered into Subadvisory Agreements with the following subadvisers:

Fund	Subadviser
Columbia Variable Portfolio — U.S. Equities Fund	Columbia Wanger Asset Management, LLC*
Variable Portfolio — American Century Diversified Bond Fund	American Century Investment Management, Inc.
Variable Portfolio — Columbia Wanger International Equities Fund	Columbia Wanger Asset Management, LLC*
Variable Portfolio — DFA International Value Fund	Dimensional Fund Advisors LP
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	Eaton Vance Management
Variable Portfolio — Holland Large Cap Growth Fund	Holland Capital Management LLC
Variable Portfolio — Invesco International Growth Fund	Invesco Advisers, Inc.
Variable Portfolio — J.P. Morgan Core Bond Fund	J.P. Morgan Investment Management Inc.
Variable Portfolio — Jennison Mid Cap Growth Fund	Jennison Associates LLC
Variable Portfolio — Loomis Sayles Growth Fund	Loomis, Sayles & Company, L.P.
Variable Portfolio — MFS Value Fund	Massachusetts Financial Services Company

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Fund	Subadviser
Variable Portfolio — Morgan Stanley Global Real Estate Fund	Morgan Stanley Investment Management Inc.
Variable Portfolio — NFJ Dividend Value Fund	NFJ Investment Group LLC
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	Winslow Capital Management, LLC
Variable Portfolio — Partners Small Cap Growth Fund	Palisade Capital Management, L.L.C. The London Company** Wells Capital Management Incorporated
Variable Portfolio — Pyramis® International Equity Fund	Pyramis Global Advisors, LLC***
Variable Portfolio — TCW Core Plus Bond Fund	TCW Investment Management Company
Variable Portfolio — Wells Fargo Short Duration Government Fund	Wells Capital Management Incorporated

* A wholly-owned subsidiary of the Investment Manager.

** London Company of Virginia, doing business as The London Company.

*** Effective January 28, 2016, Pyramis Global Advisors, LLC has changed its name to FIAM LLC and will continue to do business as Pyramis Global Advisors, LLC.

For Variable Portfolio — Partners Small Cap Growth Fund, each subadviser manages a portion of the assets of the Fund. New investments, net of any redemptions, are allocated to each subadviser in accordance with the Investment Manager's determination, subject to the oversight of the Board, of the allocation that is in the best interest of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Funds pay the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines as each Fund's net assets increase. The fee rate range and effective administration fee rate for each Fund as a percentage of each Fund's average daily net assets for the year ended December 31, 2015, was as follows:

Fund	High (%)	Low (%)	Effective Administration Fee (%)
Columbia Variable Portfolio — U.S. Equities Fund	0.08	0.05	0.08
Variable Portfolio — American Century Diversified Bond Fund	0.07	0.04	0.06
Fund	High (%)	Low (%)	Effective Administration Fee (%)
Variable Portfolio — Columbia Wanger International Equities Fund	0.08	0.05	0.08
Variable Portfolio — DFA International Value Fund	0.08	0.05	0.07
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	0.07	0.04	0.07
Variable Portfolio — Holland Large Cap Growth Fund	0.06	0.03	0.06
Variable Portfolio — Invesco International Growth Fund	0.08	0.05	0.07
Variable Portfolio — J.P. Morgan Core Bond Fund	0.07	0.04	0.06
Variable Portfolio — Jennison Mid Cap Growth Fund	0.06	0.03	0.06
Variable Portfolio — Loomis Sayles Growth Fund	0.06	0.03	0.05
Variable Portfolio — MFS Value Fund	0.06	0.03	0.05
Variable Portfolio — Morgan Stanley Global Real Estate Fund	0.08	0.05	0.08
Variable Portfolio — NFJ Dividend Value Fund	0.06	0.03	0.05
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	0.06	0.03	0.05
Variable Portfolio — Partners Small Cap Growth Fund	0.08	0.05	0.08
Variable Portfolio — Pyramis® International Equity Fund	0.08	0.05	0.07
Variable Portfolio — TCW Core Plus Bond Fund	0.07	0.04	0.06
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.07	0.04	0.06

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Funds and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were as follows:

Fund	Amount ($)
Columbia Variable Portfolio — U.S. Equities Fund	2,407
Variable Portfolio — American Century Diversified Bond Fund	6,904
Variable Portfolio — Columbia Wanger International Equities Fund	1,963

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Fund	Amount ($)
Variable Portfolio — DFA International Value Fund	3,847
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	1,709
Variable Portfolio — Holland Large Cap Growth Fund	3,215
Variable Portfolio — Invesco International Growth Fund	4,542
Variable Portfolio — J.P. Morgan Core Bond Fund	6,019
Variable Portfolio — Jennison Mid Cap Growth Fund	1,916
Variable Portfolio — Loomis Sayles Growth Fund	3,774
Variable Portfolio — MFS Value Fund	4,506
Variable Portfolio — Morgan Stanley Global Real Estate Fund	1,508
Variable Portfolio — NFJ Dividend Value Fund	4,248
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	3,501
Variable Portfolio — Partners Small Cap Growth Fund	2,052
Variable Portfolio — Pyramis® International Equity Fund	4,193
Fund	Amount ($)
Variable Portfolio — TCW Core Plus Bond Fund	5,177
Variable Portfolio — Wells Fargo Short Duration Government Fund	3,880

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund's liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds.

Transactions with Affiliated Funds

For the year ended December 31, 2015, certain Funds engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and for each Fund aggregated to:

Fund	Purchases ($)	Sales ($)	Realized Gain/ Loss from Sale Transactions ($)
Columbia Variable Portfolio — U.S. Equities Fund	69,287,429	1,376,360	717,080
Variable Portfolio — Columbia Wanger International Equities Fund	16,126,983	5,705,215	199,737
Variable Portfolio — Holland Large Cap Growth Fund	0	27,389,924	9,492,741
Variable Portfolio — Jennison Mid Cap Growth Fund	0	2,700,288	690,876
Variable Portfolio — Loomis Sayles Growth Fund	120,210,757	0	0
Variable Portfolio — MFS Value Fund	1,907,022	53,080,872	19,363,384
Variable Portfolio — TCW Core Plus Bond Fund	474,525	0	0

Transfer Agency Fees

The Funds have a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of each Fund's average daily net assets attributable to each share class.

Distribution Fees

The Funds have an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Class 2 shares. The Funds pay no distribution and service fees for Class 1 shares.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that each Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds' custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016		Voluntary Expense Cap Effective May 1, 2015 through June 30, 2015		Voluntary Expense Cap Prior to May 1, 2015
	Class 1	Class 2	Class 1	Class 2	Class 1	Class 2
Columbia Variable Portfolio — U.S. Equities Fund	0.96%	1.21%	0.96%	1.21%	0.96%	1.21%
Variable Portfolio — American Century Diversified Bond Fund	0.56	0.81	0.56	0.81	0.56	0.81
Variable Portfolio — Columbia Wanger International Equities Fund	1.11	1.36	1.11	1.36	1.11	1.36
Variable Portfolio — DFA International Value Fund	1.02	1.27	1.02	1.27	1.02	1.27
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	0.75	1.00	0.75	1.00	0.75	1.00
Variable Portfolio — Holland Large Cap Growth Fund	0.79	1.04	0.79	1.04	0.79	1.04
Variable Portfolio — Invesco International Growth Fund	1.00	1.25	1.00	1.25	1.00	1.25
Variable Portfolio — J.P. Morgan Core Bond Fund	0.56	0.81	0.56	0.81	0.56	0.81
Variable Portfolio — Jennison Mid Cap Growth Fund	0.88	1.13	0.88	1.13	0.88	1.13
Variable Portfolio — Loomis Sayles Growth Fund	0.79	1.04	0.79	1.04	0.79	1.04
Variable Portfolio — MFS Value Fund	0.75	1.00	0.75	1.00	0.77	1.02
Variable Portfolio — Morgan Stanley Global Real Estate Fund	1.03	1.28	1.03	1.28	0.98	1.23
Variable Portfolio — NFJ Dividend Value Fund	0.76	1.01	0.76	1.01	0.77	1.02
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	0.79	1.04	0.79	1.04	0.79	1.04
Variable Portfolio — Partners Small Cap Growth Fund	0.96	1.21	0.96	1.21	0.96	1.21
Variable Portfolio — Pyramis® International Equity Fund	0.99	1.24	0.99	1.24	0.99	1.24
Variable Portfolio — TCW Core Plus Bond Fund	0.59	0.84	0.59	0.84	0.59	0.84
Variable Portfolio — Wells Fargo Short Duration Government Fund	0.60	0.85	0.60	0.85	0.60	0.85

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, passive foreign investment company (PFIC) holdings, former PFIC holdings, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets
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VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (Excess of Distributions Over) Net Investment Income ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital Increase (Decrease) ($)
Variable Portfolio — American Century Diversified Bond Fund	(1,026,268)	1,026,267	1
Variable Portfolio — Columbia Wanger International Equities Fund	4,801,011	(4,801,013)	2
Variable Portfolio — DFA International Value Fund	(616,103)	616,103	—
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	4,655	(4,655)	—
Variable Portfolio — Invesco International Growth Fund	1,337,683	(1,337,683)	—
Variable Portfolio — J.P. Morgan Core Bond Fund	836,544	(836,544)	—
Variable Portfolio — Morgan Stanley Global Real Estate Fund	3,861,052	(3,850,080)	(10,972)
Variable Portfolio — Pyramis® International Equity Fund	3,467,312	(3,467,311)	(1)
Variable Portfolio — TCW Core Plus Bond Fund	82,267	(82,267)	—
Variable Portfolio — Wells Fargo Short Duration Government Fund	—	—	—

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended December 31, 2015				Year Ended December 31, 2014
Fund	Ordinary Income ($)	Long-term Capital Gains ($)	Tax Return of Capital ($)	Total ($)	Ordinary Income ($)	Long-term Capital Gains ($)	Tax Return of Capital ($)	Total ($)
Variable Portfolio — American Century Diversified Bond Fund	119,524,819	—	—	119,524,819	48,727,253	2,515,666	—	51,242,919
Variable Portfolio — Columbia Wanger International Equities Fund	6,837,860	36,038,799	—	42,876,659	20,934,168	42,843,958	—	63,778,126
Variable Portfolio — DFA International Value Fund	41,261,530	36,993,378	—	78,254,908	35,052,961	56,841,042	—	91,894,003
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	25,477,689	—	—	25,477,689	34,024,955	4,707,742	—	38,732,697
Variable Portfolio — Invesco International Growth Fund	31,200,488	121,122,438	—	152,322,926	35,938,036	142,702,787	—	178,640,823
Variable Portfolio — J.P. Morgan Core Bond Fund	67,798,637	8,882,726	—	76,681,363	60,893,754	2,817,593	—	63,711,347

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December 31, 2015

	Year Ended December 31, 2015				Year Ended December 31, 2014
Fund	Ordinary Income ($)	Long-term Capital Gains ($)	Tax Return of Capital ($)	Total ($)	Ordinary Income ($)	Long-term Capital Gains ($)	Tax Return of Capital ($)	Total ($)
Variable Portfolio — Morgan Stanley Global Real Estate Fund	12,318,475	31,129,883	—	43,448,358	8,406,982	38,161,789	—	46,568,771
Variable Portfolio — Pyramis® International Equity Fund	30,066,310	65,384,528	—	95,450,838	51,931,086	90,647,323	—	142,578,409
Variable Portfolio — TCW Core Plus Bond Fund	27,693,767	—	—	27,693,767	11,935,155	—	—	11,935,155
Variable Portfolio — Wells Fargo Short Duration Government Fund	12,552,493	—	—	12,552,493	10,485,181	—	—	10,485,181

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income ($)	Undistributed Long-term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Appreciation (Depreciation) ($)
Variable Portfolio — American Century Diversified Bond Fund	79,058,143	—	—	(36,246,945)
Variable Portfolio — Columbia Wanger International Equities Fund	1,826,833	84,979,289	—	7,822,684
Variable Portfolio — DFA International Value Fund	2,735,509	8,675,721	—	(207,718,995)
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	11,830,592	—	(13,617,237)	(10,243,184)
Variable Portfolio — Invesco International Growth Fund	7,323,191	21,800,687	—	194,126,577
Variable Portfolio — J.P. Morgan Core Bond Fund	70,695,052	5,546,709	—	18,152,464
Variable Portfolio — Morgan Stanley Global Real Estate Fund	4,620,427	12,175,712	—	16,882,065
Variable Portfolio — Pyramis® International Equity Fund	7,225,645	—	(12,388,791)	(31,275,808)
Variable Portfolio — TCW Core Plus Bond Fund	49,649,473	—	—	(37,570,717)
Variable Portfolio — Wells Fargo Short Duration Government Fund	11,881,681	2,815,306	—	(7,274,933)

At December 31, 2015, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation ($)	Net Appreciation (Depreciation) ($)
Variable Portfolio — American Century Diversified Bond Fund	4,926,272,640	37,434,599	(73,681,544)	(36,246,945)
Variable Portfolio — Columbia Wanger International Equities Fund	274,733,084	34,687,080	(26,864,396)	7,822,684
Variable Portfolio — DFA International Value Fund	2,200,179,348	158,466,957	(366,185,952)	(207,718,995)
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	129,634,787	258,192	(10,501,376)	(10,243,184)
Variable Portfolio — Invesco International Growth Fund	2,126,961,360	337,642,480	(143,515,903)	194,126,577
Variable Portfolio — J.P. Morgan Core Bond Fund	3,340,583,534	52,037,957	(33,885,493)	18,152,464
Variable Portfolio — Morgan Stanley Global Real Estate Fund	192,439,129	28,035,334	(11,153,269)	16,882,065
Variable Portfolio — Pyramis® International Equity Fund	2,353,691,291	122,984,204	(154,260,012)	(31,275,808)
Variable Portfolio — TCW Core Plus Bond Fund	3,469,098,500	8,661,776	(46,232,493)	(37,570,717)
Variable Portfolio — Wells Fargo Short Duration Government Fund	1,227,295,820	682,478	(7,957,411)	(7,274,933)

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VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The following capital loss carryforwards, determined at December 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	No Expiration Short-term ($)	No Expiration Long-term ($)	Total ($)
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	—	13,617,237	13,617,237
Variable Portfolio — Pyramis® International Equity Fund	12,388,791	—	12,388,791

For the year ended December 31, 2015, the amount of capital loss carryforward utilized, expired unused and permanently lost were as follows:

Fund	Utilized ($)	Expired ($)	Lost ($)
Variable Portfolio — Wells Fargo Short Duration Government Fund	1,173,601	—	—

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2015, the cost of purchases and proceeds from sales of securities, including U.S. government securities, but excluding short-term investments and derivatives, if any, for each Fund aggregated to:

Fund	Purchases ($)	Proceeds from Sales ($)	Purchases of U.S. Government Securities ($)	Proceeds from Sales of U.S. Government Securities ($)
Columbia Variable Portfolio — U.S. Equities Fund	2,063,744,400	872,105,843	—	—
Variable Portfolio — American Century Diversified Bond Fund	11,039,449,062	9,665,048,754	9,508,349,985	8,856,631,222
Variable Portfolio — Columbia Wanger International Equities Fund	265,209,562	667,261,551	—	—
Variable Portfolio — DFA International Value Fund	922,592,854	212,354,756	—	—
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	109,808,707	538,695,175	—	—
Variable Portfolio — Holland Large Cap Growth Fund	355,189,394	578,487,004	—	—
Variable Portfolio — Invesco International Growth Fund	724,902,129	403,861,475	—	—
Variable Portfolio — J.P. Morgan Core Bond Fund	1,065,131,693	612,994,520	369,219,642	193,977,069
Variable Portfolio — Jennison Mid Cap Growth Fund	148,189,348	634,821,719	—	—
Variable Portfolio — Loomis Sayles Growth Fund	1,011,914,815	240,503,384	—	—
Variable Portfolio — MFS Value Fund	334,501,814	682,802,149	—	—
Variable Portfolio — Morgan Stanley Global Real Estate Fund	58,635,593	75,717,493	—	—
Variable Portfolio — NFJ Dividend Value Fund	1,161,653,727	1,211,431,183	—	—
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	983,189,499	1,143,660,163	—	—
Variable Portfolio — Partners Small Cap Growth Fund	462,923,647	359,452,276	—	—
Variable Portfolio — Pyramis® International Equity Fund	1,890,345,519	1,017,049,344	—	—
Variable Portfolio — TCW Core Plus Bond Fund	10,500,863,779	9,422,534,232	9,678,487,204	8,935,696,615
Variable Portfolio — Wells Fargo Short Duration Government Fund	6,254,299,254	7,348,177,615	5,703,094,823	6,556,231,649

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Brokerage commissions paid to brokers affiliated with the Investment Manager of Variable Portfolio — Morgan Stanley Global Real Estate Fund were $402 for the year ended December 31, 2015.

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VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Note 6. Commission Recapture

Variable Portfolio — Pyramis® International Equity Fund participated in the Pyramis Global Advisors' commission recapture program (the Program). The Program generates rebates on a portion of portfolio trades. During the year ended December 31, 2015, the Fund received cash rebates of $604,555 from the Program which are included in net realized gain or loss on investments in the Statement of Operations.

Note 7. Affiliated Money Market Fund

Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated Funds. The income earned by the Funds from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Line of Credit

Each Fund has access to a revolving credit facility whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

No Fund had borrowings during the year ended December 31, 2015.

Note 9. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, the affiliated shareholder accounts, including affiliated fund-of funds and separate accounts of affiliated insurance companies, owned 100% of Class 1 and Class 2 shares for each Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Consumer Discretionary Sector Risk

Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes. Variable Portfolio — Holland Large Cap Growth Fund, Variable Portfolio — Invesco International Growth Fund and Variable Portfolio — Nuveen Winslow Large Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if they were invested in a wider variety of companies in unrelated sectors.

Financial Sector Risk

Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon

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VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

the availability and the cost of capital. Columbia Variable Portfolio — U.S. Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — MFS Value Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — NFJ Dividend Value Fund and Variable Portfolio — Pyramis® International Equity Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if they were invested in a wider variety of companies in unrelated sectors.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of

Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — TCW Core Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Floating Rate Loan Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Decreases in the number of financial institutions willing to make markets in Variable Portfolio — Eaton Vance Floating-Rate Income Fund's investments or in their capacity or willingness to trade such investments may increase the Fund's exposure to this risk. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans or other assets may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund's performance. Price volatility may be higher for illiquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Price volatility, liquidity of the market and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell securities in a down market.

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VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund and Variable Portfolio — Pyramis® International Equity Fund concentrate their investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Health Care Sector Risk

Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence. Variable Portfolio — Nuveen Winslow Large Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose Variable Portfolio — American Century Diversified Bond Fund and Variable Portfolio — Eaton Vance Floating-Rate Income Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Industrial Sector Risk

Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims. Variable Portfolio — Columbia Wanger International Equities Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — TCW Core

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VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Plus Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Real Estate Industry Risk

The risks associated with the ownership of real estate and the real estate industry in general can include fluctuations in the value of the properties underlying the Fund's portfolio holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Variable Portfolio — Morgan Stanley Global Real Estate Fund may be more susceptible to the particular risks of real estate related investments including risks of investing in REITs.

Small- and Mid-Cap Company Risk

Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Technology and Technology-related Investment Risk

Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term. Variable Portfolio — Holland Large Cap Growth Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — Loomis Sayles Growth Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund and Variable Portfolio — Partners Small Cap Growth Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if they were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 1, 2016, Holland Capital Management LLC will no longer serve as the subadviser to Variable Portfolio — Holland Large Cap Growth Fund and Morgan Stanley Investment Management Inc. will assume the day-to-day management of the Fund's portfolio. Also on this date, Variable Portfolio — Holland Large Cap Growth Fund name will change to Variable Portfolio — Morgan Stanley Advantage Fund, along with certain changes to the Fund's principal investment strategies.

Effective May 1, 2016, Invesco Advisers, Inc. will no longer serve as the subadviser to Variable Portfolio — Invesco International Growth Fund and OppenheimerFunds, Inc. will assume the day-to-day management of the Fund's portfolio. Also on this date, Variable Portfolio — Invesco International Growth Fund name will change to Variable Portfolio — Oppenheimer International Growth Fund, along with certain changes to the Fund's principal investment strategies.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

(AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of Columbia Variable Portfolio — U.S. Equities Fund (formerly known as Variable Portfolio — Columbia Wanger U.S. Equities Fund), Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — Holland Large Cap Growth Fund, Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — Loomis Sayles Growth Fund, Variable Portfolio — MFS Value Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — NFJ Dividend Value Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Variable Portfolio — Partners Small Cap Growth Fund, Variable Portfolio — Pyramis® International Equity Fund, Variable Portfolio — TCW Core Plus Bond Fund, and Variable Portfolio — Wells Fargo Short Duration Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — U.S. Equities Fund (formerly known as Variable Portfolio — Columbia Wanger U.S. Equities Fund), Variable Portfolio — American Century Diversified Bond Fund, Variable Portfolio — Columbia Wanger International Equities Fund, Variable Portfolio — DFA International Value Fund, Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Variable Portfolio — Holland Large Cap Growth Fund, Variable Portfolio — Invesco International Growth Fund, Variable Portfolio — J.P. Morgan Core Bond Fund, Variable Portfolio — Jennison Mid Cap Growth Fund, Variable Portfolio — Loomis Sayles Growth Fund, Variable Portfolio — MFS Value Fund, Variable Portfolio — Morgan Stanley Global Real Estate Fund, Variable Portfolio — NFJ Dividend Value Fund, Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Variable Portfolio — Partners Small Cap Growth Fund, Variable Portfolio — Pyramis® International Equity Fund, Variable Portfolio — TCW Core Plus Bond Fund, and Variable Portfolio — Wells Fargo Short Duration Government Fund (the "Funds," constituting part of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 22, 2016

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2015.

	Dividends Received Deduction (%)	Capital Gain Dividend ($)	Foreign Taxes Paid ($)	Foreign Taxes Paid Per Share ($)	Foreign Source Income ($)	Foreign Source Income Per Share ($)
Variable Portfolio — American Century Diversified Bond Fund	—	—	—	—	—	—
Variable Portfolio — Columbia Wanger International Equities Fund	—	89,380,472	1,036,923	0.04	12,179,774	0.48
Variable Portfolio — DFA International Value Fund	—	9,529,660	4,419,665	0.02	64,402,680	0.29
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	—	—	—	—	—	—
Variable Portfolio — Invesco International Growth Fund	—	23,310,253	4,559,769	0.02	58,799,703	0.29
Variable Portfolio — J.P. Morgan Core Bond Fund	—	6,035,219	—	—	—	—
Variable Portfolio — Morgan Stanley Global Real Estate Fund	1.59	13,396,800	—	—	—	—
Variable Portfolio — Pyramis® International Equity Fund	—	—	4,063,585	0.02	54,388,843	0.25
Variable Portfolio — TCW Core Plus Bond Fund	—	—	—	—	—	—
Variable Portfolio — Wells Fargo Short Duration Government Fund	—	2,956,072	—	—	—	—

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015

VARIABLE PORTFOLIO FUNDS

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Annual Report 2015

VARIABLE PORTFOLIO FUNDS

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015

Variable Portfolio Funds

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. Each Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6546 H (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	27
Trustees and Officers	28
Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Limited Duration Credit Fund (the Fund) Class 2 shares returned -2.49% for the 12-month period that ended December 31, 2015.

■  The Fund underperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which returned 1.24% during the same period.

■  During the period, though security selection contributed to performance, the Fund's overweight to credit weighed on returns as interest rate spreads consistently widened during 2015. In addition, the Fund's overweight to energy-related issuers, mainly pipeline firms, detracted as energy-related companies of all types saw their securities sell off sharply.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	Life
Class 1	05/07/10	-2.31	1.65	1.93
Class 2	05/07/10	-2.49	1.39	1.67
Barclays U.S. 1-5 Year Corporate Index		1.24	2.81	3.03

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (May 7, 2010 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Limited Duration Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Tom Murphy, CFA

Timothy Doubek, CFA

Royce Wilson, CFA

Portfolio Breakdown (%) (at December 31, 2015)
Corporate Bonds & Notes	91.9
Money Market Funds	8.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at December 31, 2015)
A rating	3.8
BBB rating	91.3
BB rating	3.5
B rating	0.8
CCC rating	0.6
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

At December 31, 2015, approximately 97.5% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period ended December 31, 2015, Class 2 shares of the Fund returned -2.49%. The Fund underperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which returned 1.24% for the same time period. During the period, though security selection contributed to performance, the Fund's overweight to credit weighed on returns as interest rate spreads consistently widened during 2015. In addition, the Fund's overweight to energy-related issuers, mainly pipeline firms, detracted as energy-related companies of all types saw their securities sell off sharply.

A Difficult Environment for Corporate Bonds

U.S. corporate bonds, which make up most of the Fund's assets, experienced significant volatility during 2015 as interest rates spreads between investment-grade corporate bonds and higher quality credit issues widened substantially. In terms of industry sectors, companies in oil and gas and metals and mining were significant underperformers for the period, negatively impacted by the continued plunge in commodity prices, and concerns over Chinese growth, as well as the prospects for developing market economies.

Bond prices began 2015 by firming, as markets adjusted to the expected timing of the Federal Reserve's (Fed's) first interest rate hike in nine years, with advancing global equities and steadier oil prices. In January 2015, the European Central Bank (ECB) initiated its own version of quantitative easing, making monthly $60 billion purchases of European debt instruments in order to inject additional liquidity into the European economy. Over the 12-month period, fixed-income market participants closely focused on ECB actions. However, credit spreads began to widen (and corporate bond prices declined) in the second quarter, in spite of rising equities, steady oil prices and higher sovereign bond yields. Many investors opted for higher yielding/higher risk instruments over corporate bonds, whose yields they deemed to be too low. Credit performance was not helped by the fact that corporate bond supply surged in 2015, at a pace 16% higher than a year earlier. Merger and acquisition activity was a significant driver of the increase.

During the summer, following another steep decline in the prices of crude oil and other commodities, credit spreads widened further and bond prices declined once again. In August, the shock from China's sudden devaluation of the renminbi in the wake of the country's slowing growth rate, along with declining global equity prices, drove credit spreads wider

Annual Report 2015
4

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

as liquidity deteriorated. At the end of the third quarter, credit spreads reached what would prove to be their widest point for the full year. In the fourth quarter, spreads for issuers outside of energy and commodity-related areas stabilized.

Contributors and Detractors

During the period, security selection contributed to relative results. However, for the 12-month period, the Fund was overweight relative to the benchmark in credit risk, making it more sensitive to credit spreads than the benchmark. Spreads consistently widened during the 12-month period in review, negatively impacting portfolio performance. In addition, the Fund's overweight to the industrials sector, in particular energy-related issuers, detracted from returns. The vast majority of this exposure was in pipeline companies. An extremely negative environment caused investors to indiscriminately sell investment-grade energy exposure, placing significant downward pressure on the prices of most energy-related issuers.

The Fund used Treasury futures contracts during the annual period to manage duration. The impact of these contracts negatively impacted Fund performance during the period.

Portfolio Changes Were Minor

There were no major changes to the portfolio during the period. We did attempt to take advantage of dislocations in the energy sector that occurred during the fourth quarter's steep drop in the price of oil; these changes ultimately weighed on performance. However, we did not adjust the Fund's overall portfolio positioning significantly because we believe that current corporate bond valuations are at odds with fundamental factors. In our view, the Fund is invested in attractive opportunities, and we do not wish to lock in losses by readjusting the portfolio when we think that market fundamentals will eventually reassert themselves.

Annual Report 2015
5

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	969.90	1,022.48	2.68	2.75	0.54
Class 2	1,000.00	1,000.00	968.80	1,021.22	3.92	4.02	0.79

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 91.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 4.2%
L-3 Communications Corp. 02/15/21	4.950%	23,955,000	24,684,238
Lockheed Martin Corp. 11/23/20	2.500%	6,020,000	5,984,295
Northrop Grumman Corp. 03/15/21	3.500%	7,588,000	7,833,609
Total			38,502,142
CABLE AND SATELLITE 0.5%
DISH DBS Corp. 07/15/17	4.625%	4,449,000	4,537,980
CHEMICALS 0.6%
PQ Corp.(a) 11/01/18	8.750%	5,445,000	5,271,304
ELECTRIC 18.0%
Berkshire Hathaway Energy Co. 11/15/23	3.750%	1,071,000	1,099,039
CMS Energy Corp. 03/15/22	5.050%	6,056,000	6,586,148
DTE Energy Co.(a) 06/15/22	3.300%	10,995,000	11,028,205
Dominion Resources, Inc. 03/15/21	4.450%	34,840,000	36,867,409
Oncor Electric Delivery Co. LLC 09/30/17	5.000%	8,535,000	8,948,760
PPL Capital Funding, Inc. 12/01/22	3.500%	21,450,000	21,609,116
PSEG Power LLC 09/15/21	4.150%	12,530,000	12,746,731
Progress Energy, Inc. 04/01/22	3.150%	22,322,000	21,907,213
TransAlta Corp. 06/03/17	1.900%	43,860,000	42,596,569
Total			163,389,190
FOOD AND BEVERAGE 6.1%
ConAgra Foods, Inc. 01/25/23	3.200%	11,203,000	10,777,611
Grupo Bimbo SAB de CV(a) 01/25/22	4.500%	12,786,000	13,102,364
SABMiller Holdings, Inc.(a) 01/15/22	3.750%	10,713,000	11,018,149
Wm. Wrigley Jr., Co.(a) 10/21/18	2.400%	12,264,000	12,296,733

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/21/19	2.900%	7,827,000	7,899,431
Total			55,094,288
INDEPENDENT ENERGY 11.3%
Antero Resources Corp. 11/01/21	5.375%	8,012,000	6,409,600
Canadian Natural Resources Ltd. 05/15/17	5.700%	1,731,000	1,767,972
Canadian Oil Sands Ltd.(a) 04/01/22	4.500%	10,654,000	9,556,585
Cimarex Energy Co. 05/01/22	5.875%	7,140,000	6,925,800
06/01/24	4.375%	2,552,000	2,264,007
Concho Resources, Inc. 04/01/23	5.500%	6,829,000	6,316,825
Continental Resources, Inc. 09/15/22	5.000%	13,494,000	9,951,825
EnCana Corp. 11/15/21	3.900%	5,000,000	4,127,115
Marathon Oil Corp. 11/01/22	2.800%	13,235,000	10,549,751
Oasis Petroleum, Inc. 02/01/19	7.250%	4,968,000	3,564,540
Range Resources Corp. 06/01/21	5.750%	6,342,000	5,010,180
Whiting Petroleum Corp. 03/15/21	5.750%	5,621,000	4,097,709
Woodside Finance Ltd.(a) 05/10/21	4.600%	31,381,000	31,813,242
Total			102,355,151
LIFE INSURANCE 7.3%
Five Corners Funding Trust(a) 11/15/23	4.419%	30,720,000	32,011,284
MetLife, Inc. 09/15/23	4.368%	16,303,000	17,504,450
TIAA Asset Management Finance Co. LLC(a) 11/01/19	2.950%	17,231,000	17,265,341
Total			66,781,075
MEDIA AND ENTERTAINMENT 6.2%
Scripps Networks Interactive, Inc. 11/15/19	2.750%	19,469,000	19,150,137
06/15/20	2.800%	5,550,000	5,414,158
Sky PLC(a) 11/26/22	3.125%	33,138,000	32,171,066
Total			56,735,361

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
METALS 0.4%
Barrick Gold Corp. 05/01/23	4.100%	2,270,000	1,947,342
Teck Resources Ltd. 02/01/43	5.400%	5,044,000	2,118,480
Total			4,065,822
MIDSTREAM 18.1%
Columbia Pipeline Group, Inc.(a) 06/01/20	3.300%	7,290,000	7,098,324
Kinder Morgan Energy Partners LP 02/15/23	3.450%	14,164,000	11,762,650
Northwest Pipeline LLC 06/15/16	7.000%	11,954,000	12,270,111
04/15/17	5.950%	21,050,000	21,744,250
Panhandle Eastern Pipeline Co. LP 11/01/17	6.200%	21,847,000	23,262,882
Plains All American Pipeline LP/Finance Corp. 06/01/22	3.650%	16,400,000	14,073,627
10/15/23	3.850%	10,365,000	8,721,349
Southern Natural Gas Co. LLC/Issuing Corp. 06/15/21	4.400%	35,215,000	32,702,586
Southern Natural Gas Co. LLC(a) 04/01/17	5.900%	21,259,000	21,617,278
Transcontinental Gas Pipe Line Co. LLC 04/15/16	6.400%	6,607,000	6,687,936
Williams Partners LP 03/15/22	3.600%	6,536,000	5,140,035
Total			165,081,028
NATURAL GAS 1.5%
Sempra Energy 10/01/22	2.875%	13,645,000	13,203,939
OIL FIELD SERVICES 0.9%
Noble Holding International Ltd. 03/15/22	3.950%	12,056,000	7,973,465
PROPERTY & CASUALTY 5.2%
ACE INA Holdings, Inc. 11/03/20	2.300%	2,605,000	2,586,268
CNA Financial Corp. 08/15/20	5.875%	10,127,000	11,223,623
08/15/21	5.750%	5,506,000	6,162,530
Liberty Mutual Group, Inc.(a) 06/01/21	5.000%	18,100,000	19,358,384
06/15/23	4.250%	7,637,000	7,759,711
Total			47,090,516

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RESTAURANTS 0.4%
Yum! Brands, Inc. 11/01/43	5.350%	4,432,000	3,382,746
TECHNOLOGY 0.8%
Hewlett Packard Enterprise Co.(a) 10/15/20	3.600%	7,040,000	7,056,157
TRANSPORTATION SERVICES 1.2%
ERAC U.S.A. Finance LLC(a) 08/16/21	4.500%	9,475,000	10,025,384
10/15/22	3.300%	1,375,000	1,352,710
Total			11,378,094
WIRELESS 5.1%
CC Holdings GS V LLC/Crown Castle GS III Corp. 12/15/17	2.381%	26,302,000	26,330,932
Rogers Communications, Inc. 03/15/23	3.000%	20,947,000	20,337,945
Total			46,668,877
WIRELINES 3.3%
AT&T, Inc. 06/30/22	3.000%	30,515,000	29,783,220
Total Corporate Bonds & Notes (Cost: $865,857,504)			828,350,355

Money Market Funds 8.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(b)(c)	73,221,481	73,221,481
Total Money Market Funds (Cost: $73,221,481)		73,221,481
Total Investments (Cost: $939,078,985)		901,571,836
Other Assets & Liabilities, Net		8,033,730
Net Assets		909,605,566

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

At December 31, 2015, cash totaling $3,379,554 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 5YR NOTE (CBT)	172	USD	20,351,094	03/2016	—	(1,986)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE (CBT)	(2,563)	USD	(322,697,719)	03/2016	723,266	—

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At December 31, 2015, the value of these securities amounted to $257,701,652 or 28.33% of net assets.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	33,916,563	2,375,931,522	(2,336,626,604)	73,221,481	106,958	73,221,481

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	828,350,355	—	828,350,355
Money Market Funds	—	73,221,481	—	73,221,481
Total Investments	—	901,571,836	—	901,571,836
Derivatives
Assets
Futures Contracts	723,266	—	—	723,266
Liabilities
Futures Contracts	(1,986)	—	—	(1,986)
Total	721,280	901,571,836	—	902,293,116

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	33,916,563	33,916,563	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $865,857,504)	$828,350,355
Affiliated issuers (identified cost $73,221,481)	73,221,481
Total investments (identified cost $939,078,985)	901,571,836
Margin deposits	3,379,554
Receivable for:
Capital shares sold	39
Dividends	13,914
Interest	6,848,623
Variation margin	24,188
Expense reimbursement due from Investment Manager	3,420
Prepaid expenses	3,488
Total assets	911,845,062
Liabilities
Payable for:
Capital shares purchased	926,153
Variation margin	760,891
Investment management fees	319,407
Distribution and/or service fees	4,800
Transfer agent fees	46,741
Administration fees	52,760
Compensation of board members	88,188
Other expenses	40,556
Total liabilities	2,239,496
Net assets applicable to outstanding capital stock	$909,605,566
Represented by
Paid-in capital	$941,539,067
Undistributed net investment income	35,598,980
Accumulated net realized loss	(30,746,612)
Unrealized appreciation (depreciation) on:
Investments	(37,507,149)
Futures contracts	721,280
Total — representing net assets applicable to outstanding capital stock	$909,605,566

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

December 31, 2015

Class 1
Net assets	$887,028,232
Shares outstanding	94,955,059
Net asset value per share	$9.34
Class 2
Net assets	$22,577,334
Shares outstanding	2,426,584
Net asset value per share	$9.30

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — affiliated issuers	$106,958
Interest	43,794,089
Total income	43,901,047
Expenses:
Investment management fees	5,967,192
Distribution and/or service fees
Class 2	54,427
Transfer agent fees
Class 1	864,886
Class 2	13,062
Administration fees	951,236
Compensation of board members	29,781
Custodian fees	14,923
Printing and postage fees	44,863
Audit fees	28,110
Legal fees	18,048
Other	34,711
Total expenses	8,021,239
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(84,937)
Total net expenses	7,936,302
Net investment income	35,964,745
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	12,429,198
Futures contracts	(29,095,753)
Net realized loss	(16,666,555)
Net change in unrealized appreciation (depreciation) on:
Investments	(28,875,700)
Futures contracts	6,424,290
Net change in unrealized depreciation	(22,451,410)
Net realized and unrealized loss	(39,117,965)
Net decrease in net assets from operations	$(3,153,220)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$35,964,745	$54,153,206
Net realized gain (loss)	(16,666,555)	3,703,391
Net change in unrealized depreciation	(22,451,410)	(35,034,957)
Net increase (decrease) in net assets resulting from operations	(3,153,220)	22,821,640
Distributions to shareholders
Net investment income
Class 1	(52,123,099)	(50,014,236)
Class 2	(1,131,637)	(160,853)
Net realized gains
Class 1	—	(51,963,893)
Class 2	—	(192,772)
Total distributions to shareholders	(53,254,736)	(102,331,754)
Decrease in net assets from capital stock activity	(1,505,104,258)	(388,007,103)
Total decrease in net assets	(1,561,512,214)	(467,517,217)
Net assets at beginning of year	2,471,117,780	2,938,634,997
Net assets at end of year	$909,605,566	$2,471,117,780
Undistributed net investment income	$35,598,980	$52,888,971

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	3,880,655	38,728,672	19,632,064	204,590,767
Distributions reinvested	5,418,202	52,123,099	9,958,802	101,978,129
Redemptions	(156,578,734)	(1,599,506,724)	(67,658,038)	(706,278,133)
Net decrease	(147,279,877)	(1,508,654,953)	(38,067,172)	(399,709,237)
Class 2 shares
Subscriptions	1,136,905	11,164,811	1,571,528	16,098,301
Distributions reinvested	117,879	1,131,637	34,635	353,625
Redemptions	(884,641)	(8,745,753)	(460,883)	(4,749,792)
Net increase	370,143	3,550,695	1,145,280	11,702,134
Total net decrease	(146,909,734)	(1,505,104,258)	(36,921,892)	(388,007,103)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.12	$10.45	$10.68	$10.35	$10.27
Income from investment operations:
Net investment income	0.25	0.21	0.19	0.26	0.29
Net realized and unrealized gain (loss)	(0.47)	(0.14)	(0.04)	0.38	(0.05)
Total from investment operations	(0.22)	0.07	0.15	0.64	0.24
Less distributions to shareholders:
Net investment income	(0.56)	(0.19)	(0.26)	(0.31)	(0.13)
Net realized gains	—	(0.21)	(0.12)	—	(0.03)
Total distributions to shareholders	(0.56)	(0.40)	(0.38)	(0.31)	(0.16)
Net asset value, end of period	$9.34	$10.12	$10.45	$10.68	$10.35
Total return	(2.31%)	0.66%	1.44%	6.25%	2.38%
Ratios to average net assets(a)
Total gross expenses	0.54%	0.56%	0.59%	0.59%	0.59%
Total net expenses(b)	0.54%	0.55%	0.56%	0.53%	0.54%
Net investment income	2.46%	1.97%	1.76%	2.43%	2.85%
Supplemental data
Net assets, end of period (in thousands)	$887,028	$2,450,406	$2,929,154	$2,725,076	$2,681,324
Portfolio turnover	78%	78%	89%	117%	94%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.07	$10.41	$10.64	$10.31	$10.25
Income from investment operations:
Net investment income	0.22	0.19	0.16	0.22	0.27
Net realized and unrealized gain (loss)	(0.45)	(0.15)	(0.04)	0.39	(0.05)
Total from investment operations	(0.23)	0.04	0.12	0.61	0.22
Less distributions to shareholders:
Net investment income	(0.54)	(0.17)	(0.23)	(0.28)	(0.13)
Net realized gains	—	(0.21)	(0.12)	—	(0.03)
Total distributions to shareholders	(0.54)	(0.38)	(0.35)	(0.28)	(0.16)
Net asset value, end of period	$9.30	$10.07	$10.41	$10.64	$10.31
Total return	(2.49%)	0.31%	1.19%	6.05%	2.09%
Ratios to average net assets(a)
Total gross expenses	0.80%	0.81%	0.84%	0.84%	0.84%
Total net expenses(b)	0.79%	0.80%	0.81%	0.78%	0.79%
Net investment income	2.29%	1.83%	1.51%	2.13%	2.59%
Supplemental data
Net assets, end of period (in thousands)	$22,577	$20,712	$9,481	$6,521	$4,178
Portfolio turnover	78%	78%	89%	117%	94%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Limited Duration Credit Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Annual Report 2015
19

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Annual Report 2015
20

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	723,266	*
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	1,986	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(29,095,753)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	6,424,290

Annual Report 2015
21

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	27,717,483
Futures contracts — Short	523,658,852

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements

Annual Report 2015
22

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Transactions with Affiliated Funds

For the year ended December 31, 2015, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $6,121,486 respectively. The sale transactions resulted in a net realized gain of $123,530.

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.41% to 0.29% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.41% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $3,646.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft

Annual Report 2015
23

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	0.54%	0.54%	0.56%
Class 2	0.79	0.79	0.81

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2015	2014
Ordinary income	$53,254,736	$62,240,968
Long-term capital gains	—	40,090,786
Total	53,254,736	102,331,754

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$35,685,878
Capital loss carryforwards	(29,567,722)
Net unrealized depreciation	(37,964,757)

At December 31, 2015, the cost of investments for federal income tax purposes was $939,536,593 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,063,211
Unrealized depreciation	(40,027,968)
Net unrealized depreciation	$(37,964,757)

The following capital loss carryforwards, determined at December 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	24,920,349
No expiration — long-term	4,647,373
Total	29,567,722

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,079,223,351 and $2,631,626,517, respectively, for the year ended December 31, 2015. The amount of purchase and sale

Annual Report 2015
24

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, the affiliated shareholder accounts, including affiliated fund-of funds and separate accounts of affiliated insurance companies, owned 100% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Annual Report 2015
25

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
26

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of
Columbia Variable Portfolio — Limited Duration Credit Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Limited Duration Credit Fund (the "Fund," a series of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

Annual Report 2015
27

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
31

COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — LIMITED DURATION CREDIT FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
37

Columbia Variable Portfolio — Limited Duration Credit Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6679 F (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

This Fund is closed to new investors.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Trustees and Officers	25
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Core Equity Fund (the Fund) returned 1.48% for the 12 months that ended December 31, 2015.

■  The Fund outperformed its benchmark, the S&P 500 Index, which returned 1.38% during the same period.

■  Stock selection in the energy, health care, information technology and industrials sectors drove the Fund's relative results during the period.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	5 Years	10 Years
Columbia Variable Portfolio — Core Equity Fund	09/10/04	1.48	14.60	7.20
S&P 500 Index		1.38	12.57	7.31

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
2

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2006 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Columbia Variable Portfolio — Core Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract.

Annual Report 2015
3

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian Condon, CFA

Peter Albanese

Top Ten Holdings (%) (at December 31, 2015)
Apple, Inc.	4.5
Johnson & Johnson	3.3
Home Depot, Inc. (The)	2.8
Pfizer, Inc.	2.7
Verizon Communications, Inc.	2.7
Comcast Corp., Class A	2.4
Citigroup, Inc.	2.4
Cisco Systems, Inc.	2.3
Philip Morris International, Inc.	2.3
MasterCard, Inc., Class A	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2015)
Common Stocks	98.6
Money Market Funds	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2015, the Fund returned 1.48%. The Fund modestly outperformed its benchmark, the S&P 500 Index, which returned 1.38% for the same time period. Fund performance was largely driven by stock selection as we seek to keep sector holdings generally in line with the benchmark. Stock selection in the energy, health care, information technology and industrials sectors added to results. Stock selection was somewhat disappointing in the telecommunication services, consumer discretionary, financials, utilities and materials sectors.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence in 2015. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. In the United States, another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A widening trade deficit also took a significant bite out of growth. The U.S. economy rebounded despite these setbacks, and the seven-year expansion remained intact. The labor market recovered, as an average of 220,000 new jobs added monthly to the U.S. workforce drove the unemployment rate down to 5.0%. Consumer spending strengthened, buoyed by strong automobile sales, and solid holiday spending cheered retailers. The housing market inched forward, although sales slipped near the end of the year as new industry regulation led to longer closing periods. Stubbornly low inventory levels and rising prices continued to keep many first-time home buyers out of the market.

Solid stock market gains in the first half of the 12-month period were all but wiped out in the second half of the year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. U.S. stocks outperformed stocks of both developed and emerging markets as most foreign stock markets ended the year in the red.

In December, the Federal Reserve (Fed) raised the target range of its benchmark interest rate by a quarter of a percentage point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. The move was well received by the stock market, which had plenty of notice that it was coming after several delays and slow-walking the policy shift by Fed chair Janet Yellen.

Performance Highlights

We divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

the year, the Fund's quality and catalyst quantitative models performed well, while the valuation composite detracted slightly from results.

Stock selection was strongest in the energy, health care, information technology and industrials sectors. The Fund's top individual contributors to performance included Verisign, NVIDIA, Electronic Arts and Valero Energy. Verisign, a global provider of domain name registry services and internet security, had a record fourth quarter, with new domain additions at the high end of the expected range. NVIDIA, a leading supplier of graphics processing units, was also a strong performer, as was Electronic Arts, maker of video games. In the energy sector, Valero Energy, the world's largest independent oil refiner, also added to results. By contrast, stock selection in telecommunication services, consumer discretionary, financials, utilities and materials disappointed. The biggest individual detractors from results were Navient, Archer-Daniels-Midland and Best Buy. Navient, a leading education loan management, servicing and asset recovery company, reduced earnings guidance, but we believe the industry has favorable growth prospects. Archer-Daniels-Midland (agricultural products) underperformed as it was hurt by lower soybean prices. Best Buy suffered from lowered expectations.

Equity Sector Breakdown (%) (at December 31, 2015)
Consumer Discretionary	12.8
Consumer Staples	10.3
Energy	6.6
Financials	16.0
Health Care	15.4
Industrials	9.8
Information Technology	20.7
Materials	2.5
Telecommunication Services	2.7
Utilities	3.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.
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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract (Contract). The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract were included, your costs would be higher.

July 1, 2015 – December 31, 2015

Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	994.10	1,023.19	2.01	2.04	0.40

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.7%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 12.6%
Auto Components 0.1%
Delphi Automotive PLC	1,600	137,168
Automobiles 1.3%
Ford Motor Co.	186,500	2,627,785
Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	23,000	1,253,040
Darden Restaurants, Inc.	39,800	2,532,872
Total		3,785,912
Internet & Catalog Retail 1.5%
Amazon.com, Inc.(a)	4,435	2,997,572
Media 2.4%
Comcast Corp., Class A	85,105	4,802,475
Multiline Retail 1.3%
Target Corp.	35,800	2,599,438
Specialty Retail 4.1%
Best Buy Co., Inc.	91,205	2,777,193
Home Depot, Inc. (The)	41,620	5,504,245
Total		8,281,438
Total Consumer Discretionary		25,231,788
CONSUMER STAPLES 10.2%
Beverages 0.6%
Coca-Cola Enterprises, Inc.	7,200	354,528
Dr. Pepper Snapple Group, Inc.	7,900	736,280
Total		1,090,808
Food & Staples Retailing 4.4%
CVS Health Corp.	1,500	146,655
Kroger Co. (The)	105,040	4,393,823
Wal-Mart Stores, Inc.	70,400	4,315,520
Total		8,855,998
Food Products 1.2%
Archer-Daniels-Midland Co.	17,925	657,489
Tyson Foods, Inc., Class A	33,000	1,759,890
Total		2,417,379
Tobacco 4.0%
Altria Group, Inc.	57,215	3,330,485
Philip Morris International, Inc.	52,200	4,588,902
Total		7,919,387
Total Consumer Staples		20,283,572

Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY 6.5%
Energy Equipment & Services 1.0%
Transocean Ltd.	163,800	2,027,844
Oil, Gas & Consumable Fuels 5.5%
Chevron Corp.(b)	27,345	2,459,956
ConocoPhillips	82,245	3,840,019
Exxon Mobil Corp.	5,205	405,730
Valero Energy Corp.	60,035	4,245,075
Total		10,950,780
Total Energy		12,978,624
FINANCIALS 15.8%
Banks 4.5%
Citigroup, Inc.	92,715	4,798,001
JPMorgan Chase & Co.	62,800	4,146,684
Total		8,944,685
Capital Markets 1.4%
BlackRock, Inc.	3,325	1,132,229
T. Rowe Price Group, Inc.	22,900	1,637,121
Total		2,769,350
Consumer Finance 1.0%
Capital One Financial Corp.	9,900	714,582
Navient Corp.	115,435	1,321,731
Total		2,036,313
Diversified Financial Services 2.6%
Moody's Corp.	34,700	3,481,798
Voya Financial, Inc.	44,100	1,627,731
Total		5,109,529
Insurance 3.6%
Aflac, Inc.	19,400	1,162,060
Aon PLC	16,625	1,532,991
MetLife, Inc.	16,750	807,518
Prudential Financial, Inc.	35,000	2,849,350
Travelers Companies, Inc. (The)	7,500	846,450
Total		7,198,369
Real Estate Investment Trusts (REITs) 2.7%
Crown Castle International Corp.	10,500	907,725
Digital Realty Trust, Inc.	8,600	650,332
Simon Property Group, Inc.	20,200	3,927,688
Total		5,485,745
Total Financials		31,543,991

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
HEALTH CARE 15.2%
Biotechnology 4.0%
Alexion Pharmaceuticals, Inc.(a)	6,050	1,154,038
Alkermes PLC(a)	8,150	646,947
Biogen, Inc.(a)	5,275	1,615,996
BioMarin Pharmaceutical, Inc.(a)	5,750	602,370
Celgene Corp.(a)	16,000	1,916,160
Incyte Corp.(a)	7,200	780,840
Vertex Pharmaceuticals, Inc.(a)	9,610	1,209,226
Total		7,925,577
Health Care Equipment & Supplies 2.1%
Abbott Laboratories	57,250	2,571,098
DENTSPLY International, Inc.	16,800	1,022,280
Stryker Corp.	6,100	566,934
Total		4,160,312
Health Care Providers & Services 3.1%
AmerisourceBergen Corp.	31,600	3,277,236
McKesson Corp.	15,350	3,027,480
Total		6,304,716
Life Sciences Tools & Services 0.1%
Agilent Technologies, Inc.	5,500	229,955
Pharmaceuticals 5.9%
Johnson & Johnson	63,000	6,471,360
Pfizer, Inc.	165,820	5,352,670
Total		11,824,030
Total Health Care		30,444,590
INDUSTRIALS 9.7%
Aerospace & Defense 4.1%
Boeing Co. (The)	29,800	4,308,782
Honeywell International, Inc.	28,350	2,936,209
Raytheon Co.	7,350	915,296
Total		8,160,287
Air Freight & Logistics 1.0%
CH Robinson Worldwide, Inc.	8,200	508,564
United Parcel Service, Inc., Class B	14,700	1,414,581
Total		1,923,145
Airlines 1.9%
Delta Air Lines, Inc.	75,650	3,834,698

Common Stocks (continued)

Issuer	Shares	Value ($)
Electrical Equipment 2.0%
Eaton Corp. PLC	27,700	1,441,508
Rockwell Automation, Inc.	25,300	2,596,033
Total		4,037,541
Machinery 0.5%
Illinois Tool Works, Inc.	9,900	917,532
Professional Services 0.2%
Equifax, Inc.	4,400	490,028
Total Industrials		19,363,231
INFORMATION TECHNOLOGY 20.4%
Communications Equipment 2.3%
Cisco Systems, Inc.	169,915	4,614,042
Internet Software & Services 3.4%
Alphabet, Inc., Class A(a)	1,215	945,282
Facebook, Inc., Class A(a)	20,200	2,114,132
VeriSign, Inc.(a)	42,905	3,748,181
Total		6,807,595
IT Services 2.3%
MasterCard, Inc., Class A	46,950	4,571,052
Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	65,600	2,259,920
NVIDIA Corp.	80,300	2,646,688
Total		4,906,608
Software 5.5%
Electronic Arts, Inc.(a)	54,600	3,752,112
Microsoft Corp.	21,830	1,211,128
Oracle Corp.	115,645	4,224,512
Red Hat, Inc.(a)	21,900	1,813,539
Total		11,001,291
Technology Hardware, Storage & Peripherals 4.4%
Apple, Inc.	83,570	8,796,578
Total Information Technology		40,697,166
MATERIALS 2.5%
Chemicals 1.5%
LyondellBasell Industries NV, Class A	31,800	2,763,420
Mosaic Co. (The)	11,600	320,044
Total		3,083,464

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Metals & Mining 0.2%
Newmont Mining Corp.	19,600	352,604
Paper & Forest Products 0.8%
International Paper Co.	40,035	1,509,319
Total Materials		4,945,387
TELECOMMUNICATION SERVICES 2.7%
Diversified Telecommunication Services 2.7%
Verizon Communications, Inc.	115,400	5,333,788
Total Telecommunication Services		5,333,788
UTILITIES 3.1%
Electric Utilities 1.4%
Entergy Corp.	42,600	2,912,136

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 1.7%
Public Service Enterprise Group, Inc.	87,580	3,388,470
Total Utilities		6,300,606
Total Common Stocks (Cost: $176,326,716)		197,122,743

Money Market Funds 1.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(c)(d)	2,745,429	2,745,429
Total Money Market Funds (Cost: $2,745,429)		2,745,429
Total Investments (Cost: $179,072,145)		199,868,172
Other Assets & Liabilities, Net		(201,112)
Net Assets		199,667,060

At December 31, 2015, securities totaling $215,904 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 FUTURE	5	USD	2,544,250	03/2016	9,233	—
S&P500 EMINI FUTURE	2	USD	203,540	03/2016	3,715	—
Total			2,747,790		12,948	—

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,056,745	23,326,318	(21,637,634)	2,745,429	1,986	2,745,429

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	25,231,788	—	—	25,231,788
Consumer Staples	20,283,572	—	—	20,283,572
Energy	12,978,624	—	—	12,978,624
Financials	31,543,991	—	—	31,543,991
Health Care	30,444,590	—	—	30,444,590
Industrials	19,363,231	—	—	19,363,231
Information Technology	40,697,166	—	—	40,697,166
Materials	4,945,387	—	—	4,945,387
Telecommunication Services	5,333,788	—	—	5,333,788
Utilities	6,300,606	—	—	6,300,606
Total Common Stocks	197,122,743	—	—	197,122,743
Money Market Funds	—	2,745,429	—	2,745,429
Total Investments	197,122,743	2,745,429	—	199,868,172
Derivatives
Assets
Futures Contracts	12,948	—	—	12,948
Total	197,135,691	2,745,429	—	199,881,120

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
	1,056,745	1,056,745	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $176,326,716)	$197,122,743
Affiliated issuers (identified cost $2,745,429)	2,745,429
Total investments (identified cost $179,072,145)	199,868,172
Cash	783
Receivable for:
Investments sold	965,368
Dividends	129,007
Expense reimbursement due from Investment Manager	4,653
Prepaid expenses	2,243
Total assets	200,970,226
Liabilities
Payable for:
Investments purchased	971,294
Capital shares purchased	180,531
Variation margin	25,920
Investment management fees	68,679
Compensation of board members	25,292
Other expenses	31,450
Total liabilities	1,303,166
Net assets applicable to outstanding capital stock	$199,667,060
Represented by
Trust capital	$199,667,060
Total — representing net assets applicable to outstanding capital stock	$199,667,060
Shares outstanding	13,204,898
Net asset value per share	$15.12

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$4,907,332
Dividends — affiliated issuers	1,986
Total income	4,909,318
Expenses:
Investment management fees	857,680
Compensation of board members	12,339
Custodian fees	21,369
Printing and postage fees	24,182
Audit fees	17,356
Legal fees	6,976
Other	9,111
Total expenses	949,013
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(91,216)
Total net expenses	857,797
Net investment income	4,051,521
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	18,894,276
Futures contracts	211,875
Net realized gain	19,106,151
Net change in unrealized appreciation (depreciation) on:
Investments	(19,897,372)
Futures contracts	(39,354)
Net change in unrealized depreciation	(19,936,726)
Net realized and unrealized loss	(830,575)
Net increase in net assets resulting from operations	$3,220,946

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment income	$4,051,521	$3,790,995
Net realized gain	19,106,151	36,096,917
Net change in unrealized depreciation	(19,936,726)	(8,224,518)
Net increase in net assets resulting from operations	3,220,946	31,663,394
Decrease in net assets from capital stock activity	(25,267,797)	(23,867,091)
Total increase (decrease) in net assets	(22,046,851)	7,796,303
Net assets at beginning of year	221,713,911	213,917,608
Net assets at end of year	$199,667,060	$221,713,911

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Subscriptions	41,378	606,508	8,836	113,748
Redemptions	(1,712,295)	(25,874,305)	(1,760,181)	(23,980,839)
Total decrease	(1,670,917)	(25,267,797)	(1,751,345)	(23,867,091)
Total net decrease	(1,670,917)	(25,267,797)	(1,751,345)	(23,867,091)

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$14.90	$12.87	$9.57	$8.19	$7.65
Income from investment operations:
Net investment income	0.29	0.24	0.21	0.18	0.16
Net realized and unrealized gain (loss)	(0.07)	1.79	3.09	1.20	0.38
Total from investment operations	0.22	2.03	3.30	1.38	0.54
Net asset value, end of period	$15.12	$14.90	$12.87	$9.57	$8.19
Total return	1.48%	15.77%	34.48%	16.85%	7.06%
Ratios to average net assets(a)
Total gross expenses	0.44%	0.45%	0.44%	0.46%	0.46%
Total net expenses(b)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.89%	1.77%	1.84%	1.98%	2.02%
Supplemental data
Net assets, end of period (in thousands)	$199,667	$221,714	$213,918	$180,866	$175,225
Portfolio turnover	78%	75%	68%	79%	52%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Core Equity Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you. The Fund is closed to new investors.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments.

Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	12,948	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	211,875
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(39,354)

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	1,991,045

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund's income and losses. The components of the Fund's net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund does not pay an annual fee for the administration and accounting services to the Fund Administrator.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $1,499.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The Fund does not pay an annual fee to the Transfer Agent.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transactions with Affiliated Funds

For the year ended December 31, 2015, the Fund engaged in purchase and/or sale transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $651,317 and $1,243,132, respectively. The sale transactions resulted in a net realized gain of $183,580.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) indefinitely, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 0.40% of the Fund's average daily net assets.

Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $164,243,844 and $186,554,702, respectively, for the year ended December 31, 2015.The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 7. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, RiverSource Life Insurance Company, an affiliate of the Fund, owned 100.0% of the Fund's shares. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2015

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of
Columbia Variable Portfolio — Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Core Equity Fund (the "Fund," a series of Columbia Funds Variable Series Trust II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended on December 31, 2011 were audited by another independent registered public accounting firm whose report dated February 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

Annual Report 2015
24

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
28

COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA VARIABLE PORTFOLIO — CORE EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
33

Columbia Variable Portfolio — Core Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6347 P (2/16)

ANNUAL REPORT

December 31, 2015

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	11
Consolidated Statement of Operations	12
Consolidated Statement of Changes in Net Assets	13
Consolidated Financial Highlights	15
Notes to Consolidated Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers	27
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Variable Portfolio — Commodity Strategy Fund (the Fund) Class 2 shares returned -23.77% for the 12-month period that ended December 31, 2015.

■  The Fund outperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned -24.66% for the same time period.

■  In a year of negative returns in global commodity markets, the Fund benefited from opportunities created by the increased volatility, particularly in energy markets.

Average Annual Total Returns (%) (for period ended December 31, 2015)

	Inception	1 Year	Life
Class 1	04/30/13	-23.57	-19.03
Class 2	04/30/13	-23.77	-19.19
Bloomberg Commodity Index Total Return		-24.66	-18.00

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Bloomberg Commodity Index Total Return is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index. This combines the returns of the Bloomberg Commodity Index with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2013 – December 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2015
3

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Threadneedle International Limited

David Donora

Nicolas Robin

Commodities Market Exposure (%) (at December 31, 2015)
Commodities Futures Contracts(a)
Agriculture	38.5
Energy	31.0
Industrial Metals	13.5
Precious Metals	17.0
Total Notional Market Value of Commodities Futures Contracts	100.0

(a) Reflects notional market value of commodities futures contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities futures contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding commodities futures contracts is $45,983,085. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Portfolio Holdings (%) (at December 31, 2015)
Money Market Funds	12.6
Treasury Bills	24.0
U.S. Government & Agency Obligations	54.5
Other Assets & Liabilities	8.9
Total	100.0

Percentages indicated are based upon net assets. At year end, the Fund held investments in an affiliated money market fund, U.S. Treasury Bills and U.S. Government & Agency Obligations, which have been segregated to cover obligations relating to the Fund's investments in open futures contracts which provide exposure to the commodities market. For a description of the Fund's investment in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

At December 31, 2015, approximately 92.1% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2015, the Fund's Class 2 shares returned -23.77%. The Fund outperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned -24.66% for the same 12-month period. In a year of negative returns in global commodity markets, the Fund benefited from opportunities created by the increased volatility, particularly in energy markets. The Fund primarily uses futures contracts to gain exposure to commodities.

U.S. Dollar Strength, China Weakness Hit Commodity Markets

Global commodity markets delivered a negative performance over the year, with most individual commodity markets trading lower and, in some cases, sharply below the previous year's close. The most significant factors were the strength of the U.S. dollar and a contracting Chinese industrial sector. In October, we witnessed the weakest Chinese demand for industrial commodities since the Global Financial Crisis. This was exacerbated by continuing overproduction of both energy and industrial metals as a result of heavy investment by producers, and the distortion created by quantitative easing (QE) by central banks, which created an oversupply of free money.

Contributors and Detractors

The Fund seeks to generate returns through its weighting in individual commodities, as well as a consideration of where it is overweight or underweight certain commodities relative to its benchmark. For example, commodity highlights over the year included crude oil, where, not only did we catch some of the rebound early in 2015, but we also captured value along the curve and, later, benefited from an underweight position vs. gasoline. The strong gasoline demand in the United States was a key contributor to positive performance. U.S. natural gas also added value, where our tactical range trading worked well. The three strongest-contributing market sectors to the strategy on a relative basis were energy, where we had an overweight relative to the benchmark; livestock, in which the Fund was underweight; and grains, in which the Fund had a neutral weight. Conversely, the three sectors that detracted most from the strategy's performance on a relative basis were base metals and precious metals, which were both underweight relative to the benchmark, and soft commodities, which was an overweight. In the case of precious metals, we correctly called a fall in metal prices. However, they declined much less than the benchmark and therefore our underweight exposure detracted from performance.

Annual Report 2015
4

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Positioning

During the period, we increased our overweight exposure to West Texas Intermediate (WTI) crude oil and gasoline based on fundamental and structural factors. It was clear to us early on that oil was oversold and prices would improve as inventory was built up ahead of the driving season. Demand for gasoline was also significantly enhanced by the materially lower prices in developed countries in general, but especially in the United States. We sold our copper exposure early in the period, with a view that China would continue to rebalance its economy, and that this rebalancing would weigh on industrial demand and production. The Fund switched between over- and underweight exposure to energy throughout the year, but more consistently maintained an underweight in base and precious metals. Relative to the benchmark, the Fund was underweight in base metals, precious metals and livestock, and neutrally weighted towards grains.

Annual Report 2015
5

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	770.60	1,020.62	4.06	4.63	0.91
Class 2	1,000.00	1,000.00	769.70	1,019.31	5.22	5.96	1.17

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
6

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

December 31, 2015

(Percentages represent value of investments compared to net assets)

U.S. Government & Agency Obligations 54.5%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Home Loan Banks Discount Notes 03/11/16	0.290%	15,000,000	14,991,630
Federal Home Loan Mortgage Corp. Discount Notes 02/12/16	0.350%	5,000,000	4,997,945
Federal National Mortgage Association Discount Notes 03/01/16	0.280%	5,000,000	4,997,625
Total U.S. Government & Agency Obligations (Cost: $24,990,375)			24,987,200

Treasury Bills 24.0%

UNITED STATES 24.0%
U.S. Treasury Bills 01/07/16	0.070%	5,000,000	4,999,936
02/18/16	0.180%	3,000,000	2,999,292
02/25/16	0.140%	3,000,000	2,999,342
Total			10,998,570
Total Treasury Bills (Cost: $10,999,033)			10,998,570

Money Market Funds 12.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.284%(a)(b)	5,801,366	5,801,366
Total Money Market Funds (Cost: $5,801,366)		5,801,366
Total Investments (Cost: $41,790,774)		41,787,136
Other Assets & Liabilities, Net		4,089,298
Net Assets		45,876,434

At December 31, 2015, cash totaling $3,789,469 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
BRENT CRUDE FUTR	89	USD	3,352,630	01/2016	—	(213,973)
COFFEE 'C' FUTURE	15	USD	712,688	03/2016	24,127	—
COFFEE 'C' FUTURE	19	USD	902,738	03/2016	48,027	—
COPPER FUTURE	43	USD	2,302,112	05/2016	—	(95,735)
CORN FUTURE	13	USD	233,187	03/2016	—	(217)
CORN FUTURE	204	USD	3,659,250	03/2016	—	(146,096)
COTTON NO.2 FUTR	28	USD	885,920	03/2016	16,886	—
GASOLINE RBOB FUT	36	USD	1,921,752	01/2016	49,153	—
GOLD 100 OZ FUTR	55	USD	5,831,100	02/2016	—	(146,705)
KC HRW WHEAT FUT	21	USD	491,925	03/2016	—	(17,808)
LEAN HOGS FUTURE	35	USD	837,200	02/2016	37,737	—
LIVE CATTLE FUTR	23	USD	1,258,560	02/2016	31,663	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Long Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
LME NICKEL FUTURE	22	USD	1,163,448	03/2016	19,730	—
LME PRI ALUM FUTR	33	USD	1,243,894	03/2016	23,041	—
LME ZINC FUTURE	37	USD	1,495,725	05/2016	—	(23,285)
NATURAL GAS FUTR	172	USD	4,064,360	02/2016	388,950	—
NY Harb ULSD Fut	29	USD	1,449,542	04/2016	—	(404,046)
SILVER FUTURE	29	USD	2,001,435	03/2016	—	(91,673)
SOYBEAN FUTURE	60	USD	2,592,750	03/2016	—	(43,423)
SOYBEAN MEAL FUTR	8	USD	212,400	03/2016	—	(6,754)
SOYBEAN MEAL FUTR	51	USD	1,354,050	03/2016	—	(67,460)
SOYBEAN OIL FUTR	54	USD	1,003,104	05/2016	89,127	—
SUGAR #11 (WORLD)	138	USD	2,306,035	04/2016	235,035	—
WHEAT FUTURE(CBT)	54	USD	1,269,000	03/2016	—	(80,508)
WTI CRUDE FUTURE	86	USD	3,438,280	04/2016	—	(125,275)
Total			45,983,085		963,476	(1,462,958)

Notes to Consolidated Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at December 31, 2015.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	21,988,788	71,865,114	(88,052,536)	5,801,366	12,649	5,801,366

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
U.S. Government & Agency Obligations	—	24,987,200	—	24,987,200
Treasury Bills	10,998,570	—	—	10,998,570
Money Market Funds	—	5,801,366	—	5,801,366
Total Investments	10,998,570	30,788,566	—	41,787,136
Derivatives
Assets
Futures Contracts	963,476	—	—	963,476
Liabilities
Futures Contracts	(1,462,958)	—	—	(1,462,958)
Total	10,499,088	30,788,566	—	41,287,654

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

December 31, 2015

Fair Value Measurements (continued)

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	21,988,788	21,988,788	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $35,989,408)	$35,985,770
Affiliated issuers (identified cost $5,801,366)	5,801,366
Total investments (identified cost $41,790,774)	41,787,136
Margin deposits	3,789,469
Receivable for:
Dividends	1,258
Variation margin	458,617
Prepaid expenses	1,873
Total assets	46,038,353
Liabilities
Payable for:
Capital shares purchased	994
Variation margin	108,842
Investment management fees	686
Distribution and/or service fees	24
Transfer agent fees	75
Administration fees	100
Compensation of board members	10,306
Audit fees	30,535
Other expenses	10,357
Total liabilities	161,919
Net assets applicable to outstanding capital stock	$45,876,434
Represented by
Paid-in capital	$82,858,778
Undistributed net investment income	242,191
Accumulated net realized loss	(36,721,415)
Unrealized appreciation (depreciation) on:
Investments	(3,638)
Futures contracts	(499,482)
Total — representing net assets applicable to outstanding capital stock	$45,876,434
Class 1
Net assets	$42,326,483
Shares outstanding	7,539,797
Net asset value per share	$5.61
Class 2
Net assets	$3,549,951
Shares outstanding	636,188
Net asset value per share	$5.58

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Net investment income
Income:
Dividends — affiliated issuers	$12,649
Interest	47,694
Total income	60,343
Expenses:
Investment management fees	302,096
Distribution and/or service fees
Class 2	6,541
Transfer agent fees
Class 1	31,386
Class 2	1,570
Administration fees	43,941
Compensation of board members	10,234
Custodian fees	29,896
Printing and postage fees	18,019
Audit fees	30,935
Legal fees	5,769
Other	9,562
Total expenses	489,949
Net investment loss	(429,606)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	619
Futures contracts	(18,894,671)
Net realized loss	(18,894,052)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,196)
Futures contracts	5,128,364
Net change in unrealized appreciation	5,126,168
Net realized and unrealized loss	(13,767,884)
Net decrease in net assets from operations	$(14,197,490)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations
Net investment loss	$(429,606)	$(783,745)
Net realized loss	(18,894,052)	(13,110,332)
Net change in unrealized appreciation (depreciation)	5,126,168	(6,500,033)
Net decrease in net assets resulting from operations	(14,197,490)	(20,394,110)
Decrease in net assets from capital stock activity	(8,290,801)	(32,555,708)
Total decrease in net assets	(22,488,291)	(52,949,818)
Net assets at beginning of year	68,364,725	121,314,543
Net assets at end of year	$45,876,434	$68,364,725
Undistributed net investment income	$242,191	$4,745,218

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	19,329	122,015	408,163	4,000,000
Redemptions	(1,588,355)	(11,308,420)	(4,237,741)	(37,784,622)
Net decrease	(1,569,026)	(11,186,405)	(3,829,578)	(33,784,622)
Class 2 shares
Subscriptions	511,777	3,419,629	160,363	1,467,803
Redemptions	(79,487)	(524,025)	(27,748)	(238,889)
Net increase	432,290	2,895,604	132,615	1,228,914
Total net decrease	(1,136,736)	(8,290,801)	(3,696,963)	(32,555,708)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$7.34	$9.32	$9.86
Income from investment operations:
Net investment loss	(0.05)	(0.07)	(0.05)
Net realized and unrealized loss	(1.68)	(1.91)	(0.49)
Total from investment operations	(1.73)	(1.98)	(0.54)
Net asset value, end of period	$5.61	$7.34	$9.32
Total return	(23.57%)	(21.24%)	(5.48%)
Ratios to average net assets(b)
Total gross expenses	0.88%	0.78%	0.85	%(c)
Total net expenses(d)	0.88%	0.78%	0.85	%(c)
Net investment loss	(0.77%)	(0.71%)	(0.77	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$42,326	$66,873	$120,651
Portfolio turnover	0%	0%	449%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class 2	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$7.32	$9.32	$9.86
Income from investment operations:
Net investment loss	(0.07)	(0.09)	(0.06)
Net realized and unrealized loss	(1.67)	(1.91)	(0.48)
Total from investment operations	(1.74)	(2.00)	(0.54)
Net asset value, end of period	$5.58	$7.32	$9.32
Total return	(23.77%)	(21.46%)	(5.48%)
Ratios to average net assets(b)
Total gross expenses	1.15%	1.03%	1.09	%(c)
Total net expenses(d)	1.15%	1.03%	1.09	%(c)
Net investment loss	(1.02%)	(0.96%)	(1.02	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$3,550	$1,492	$664
Portfolio turnover	0%	0%	449%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2015

Note 1. Organization

Columbia Variable Portfolio — Commodity Strategy Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

CVPCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.

At December 31, 2015, the Subsidiary financial statement information is as follows:

% of consolidated fund net assets	15.01%
Net assets	$6,885,673
Net investment income (loss)	(58,764)
Net realized gain (loss)	(18,894,671)
Net change in unrealized appreciation (depreciation)	5,128,364

The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based

Annual Report 2015
17

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Consolidated Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an

Annual Report 2015
18

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to commodities markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

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COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	963,476	*
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	1,462,958	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Conlsolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity-related investment risk	(18,894,671)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity-related investment risk	5,128,364

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31 , 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	52,573,123

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends

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20

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the

Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.55% to 0.44% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2015 was 0.55% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2015 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2015, other expenses paid by the Fund to this company were $1,261.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a

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21

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through April 30, 2016	Voluntary Expense Cap Effective May 1, 2015 through June 30, 2015	Voluntary Expense Cap Prior to May 1, 2015
Class 1	1.02%	1.02%	1.10%
Class 2	1.27	1.27	1.35

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2015, these differences are primarily due to differing treatment for Trustees' deferred compensation, net operating loss reclassification and investments in commodity subsidiary. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(4,073,421)
Accumulated net realized loss	(619)
Paid-in capital	4,074,040

Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

For the years ended December 31, 2015 and 2014, there were no distributions.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$(3,638)

At December 31, 2015, the cost of investments for federal income tax purposes was $41,790,774 and the

Annual Report 2015
22

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$75
Unrealized depreciation	(3,713)
Net unrealized depreciation	$(3,638)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2015, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended December 31, 2015.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Significant Risks

Shareholder Concentration Risk

At December 31, 2015, affiliated shareholders of record owned 97.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Commodity-related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally

Annual Report 2015
23

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

not subject to U.S. laws (including securities laws) and their protections.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates.

Annual Report 2015
24

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2015

Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
25

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Variable Series Trust II and the Shareholders of
Columbia Variable Portfolio — Commodity Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Commodity Strategy Fund (the "Fund," a series of Columbia Funds Variable Series Trust II) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
February 18, 2016

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COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

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COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	124

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee), since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015
30

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2015
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COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
32

COLUMBIA VARIABLE PORTFOLIO — COMMODITY STRATEGY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Annual Report 2015
33

Columbia Variable Portfolio — Commodity Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

S-6628 D (2/16)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fifty series of the registrant whose reports to stockholders are included in this annual filing. Fiscal year 2015 includes fees for one series that liquidated during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$1,022,400	$1,037,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$20,000	$20,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2015 and December 31, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$191,200	$171,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2015 and 2014 also include Tax Fees for agreed-upon procedures related to foreign tax filings. Fiscal year 2015 also includes Tax Fees for agreed-upon procedures related to a fund merger and a final tax return.

During the fiscal years ended December 31, 2015 and December 31, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$225,000	$325,000

In fiscal years 2015 and 2014, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$436,200	$516,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 23, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 23, 2016